UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II

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(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA  02210-2805

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(Address of principal executive offices)   (Zip code)

GORDON M. SHONE, 601 CONGRESS STREET, BOSTON, MA  02210-2805

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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-3000

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Date of fiscal year end: 8/31

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Date of reporting period: 8/31/08

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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared four annual reports to shareholders for the year ended August 31, 2008 for series of John Hancock Funds with August 31 fiscal year end.  The first report applies to the Floating Rate Income Fund, the second report applies to the Optimized Value Fund, the third report applies to 9 Lifecycle Portfolios and the fourth report applies to 57 of the Registrant’s Funds.

John Hancock

Floating Rate Income Fund

Annual Report

8.31.08

CEO corner

Your fund at a glance	page 1

Managers’ report	page 2

ANNUAL REPORT

Discussion of Fund performance	page 6

A look at performance	page 7

Your expenses	page 9

Portfolio summary	page 11

Fund’s investments	page 12

Financial statements	page 20

Notes to financial statements	page 30

Trustees and Officers	page 41

More information	page 45

To Our Shareholders,

The financial markets battled a laundry list of ills and produced negative results in a volatile 12 months ended August 31, 2008. The worst U.S. housing slump since the Great Depression, combined with a subprime mortgage-induced credit crunch, an anemic economy bordering on recession and skyrocketing oil prices for much of the period, sent the markets tumbling into bear market territory in early July. For the year ended August 31, 2008, the Standard & Poor’s 500 Index returned –11.14%, led down by financial stocks, which were the most severely impacted by the credit crisis. The pain was felt in financial markets around the world, amid inflation fears and concerns about the spillover effects of the widening U.S. credit woes.

Bonds held up much better in the 12-month period, as the Federal Reserve Board cut interest rates seven times between September 2007 and April 2008 to help bolster the economy and made other efforts to provide liquidity to the credit markets. For the 12 months ended August 31, 2008, the Lehman Brothers U.S. Aggregate Index — a broad measure of bond market performance — returned 5.86%. It’s worth noting that the10-year return for bonds, including Treasuries, has now eclipsed the 10-year return of stocks, a very rare occurrence. In every instance when this has happened in the past, stocks went on to outperform both bonds and Treasuries over the ensuing 10-year period. Of course, there’s no guarantee that that will occur this time.

Just weeks after the Fund’s reporting period ended, volatility spiked even further, as the credit markets virtually ground to a halt amid investors’ growing concerns about the extent and duration of financial companies’ mortgage losses — and about their ability to carry on. The fears mounted in a period of extraordinary volatility starting in mid-September in response to the sale, bankruptcy, takeover or reorganization of numerous renowned financial institutions. Top among them was the U.S. government’s takeover of mortgage giants Fannie Mae and Freddie Mac and insurance giant AIG. In reaction, the Dow Jones Industrial Average experienced wild swings — up and down days of several hundred points a day.

Even a much-anticipated $700 billion rescue package approved in early October by the U.S. government to shore up the financial system and restore investor confidence did little to calm the markets. The contagion spread overseas, where markets worldwide plunged as European and other foreign governments began taking dramatic steps to bolster their ailing banks and avoid a global recession.

Recent events, as trying as they have been, are a vivid example of the importance of keeping a long-term perspective and sticking to your investment goals. With negative sentiment abounding and the prospect for continued volatility quite real, the impulse to flee is understandable. But we urge you to stay the course and keep a well-diversified portfolio, along with a longer-term investment perspective. Leaving the market can mean missing out on the inevitable moves up. Working with your investment professional on your long-term plan is especially critical in turbulent times to avoid making emotional decisions.

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of October 21, 2008. They are subject to change at any time.

Not part of the annual report

Your fund at a glance

The Fund seeks a high level of current income by under normal market conditions investing at least 80% of its net assets (plus any borrowings for investment purposes) in floating rate loans, which often include debt securities of domestic and foreign issuers that are rated below investment grade at the time of purchase, and other floating rate securities.

Since inception

➢	Bank loans declined in value as a massive supply-and-demand imbalance and a weak economic backdrop weighed on the market.

➢	The Fund advanced, outperforming its benchmark index and peer group average.

➢	Favorable sector allocation and a conservative approach early in the period contributed to the portfolio’s outperformance.

                  John Hancock Floating Rate Income Fund

                  Fund performance from inception January 2, 2008 through August 31, 2008.

Total returns for the Fund are at net asset value with all distributions reinvested. These returns do not reflect the deduction of the maximum sales charge, which would reduce the performance shown above.

Past performance is no guarantee of future results.

Top 10 holdings

Community Health Systems, Inc., 7.51% due 7-2-14	1.8%

Panamsat Corp., 8.00% due 6-30-13	1.8%

Sunguard Homes, 6.15% due 8-15-12	1.7%

ALLTEL Communications, Inc., 5.08% due 5-15-15	1.7%

HCA, Inc., 8.15% due 11-01-13	1.7%

Calpine Corp., 8.60% due 3-29-09	1.7%

Direct TV Holdings, Inc., 5.25% due 4-13-13	1.5%

Cablevision Systems Corp., 6.45% due 3-30-13	1.5%

Energy Future Holdings Corp., 8.50% due 10-10-14	1.5%

First Data Corp., 7.98% due 10-15-14	1.4%

As a percentage of net assets on August 31, 2008.

Not part of the annual report	1

Managers’ report

John Hancock
Floating Rate Income Fund

Bank-loan prices fell during the first eight months of 2008 as the bank-loan market continued to struggle with a massive supply-and-demand imbalance and a weak economic backdrop. For the period from the inception of John Hancock Floating Rate Income Fund on January 2 through August 31, 2008, the S&P/LSTA Leveraged Performing Loan Index, a broad benchmark for the bank-loan market, returned –2.00%.

At the beginning of the period, the bank-loan market faced a backlog of new issues that represented 30%–40% of the entire market’s value. At the same time, the main buyers of bank loans — managers of collateralized loan obligations (CLOs), who purchased 60% of all primary loan issuance in 2007 — had disappeared in the wake of the credit crunch. Nonetheless, approximately 90% of the backlog was whittled away by the end of the reporting period, but the cost was a sharp rise in bank-loan yields and a steep decline in bank-loan prices.

Most of the decline occurred in the first three months of the year, when the supply overhang was at its peak. In the second quarter, bank-loan prices began to stabilize as the backlog eased, leading to a spate of positive performance. But loan prices resumed their downward trajectory late in the period as economic data began to show signs of further weakness.

Reflecting the sluggish economic environment, default rates on bank loans increased to 3.3% during the period, just above the 10-year average

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE … AND WHAT’S BEHIND THE NUMBERS

Forest products	▲	Declining energy prices at the end of the period helped reduce production costs, boosting earnings

Telecommunications	▲	Industry consolidation and relative stability contributed favorably to results

Automotive	▼	Industry continued to struggle with depressed sales and heavy losses

2	Not part of the annual report

From the Portfolio Management Team

Western Asset Management Company

of 3.0%. However, the default rate overstates the degree of fundamental weakness as defaults have been mostly confined to smaller issuers.

“Bank-loan prices fell during the first eight months of 2008 as the bank-loan market continued to struggle with a massive supply-and-demand imbalance and a weak economic backdrop.”

Fund performance

For the period from the Fund’s inception on January 2, 2008, through August 31, 2008, John Hancock Floating Rate Income Fund’s Class A, Class B, Class C, Class I, Class 1 and Class NAV shares posted total returns of 1.23%, 0.76% 0.81%, 1.52%, 1.48% and 1.59%, respectively, at net asset value. The Fund outperformed both the –2.00% return of the S&P/LSTA Leveraged Performing Loan Index and the –2.63% average return of Morningstar, Inc.’s bank loan category.1 Keep in mind that your net asset value return will differ from the Fund’s performance if you were not invested in the Fund for the entire period or did not reinvest all distributions.

Sector allocation added value

While the bank-loan market declined during the period, the Fund posted a positive return, outperforming its benchmark index and Morningstar peer group. Sector weightings were primarily responsible for the portfolio’s outperformance. The portfolio held overweight positions in the loans of forest products makers and telecommunications companies, both of which were among the top performers in the bank-loan market. In addition, the portfolio was underweight the automotive and publishing industries, which suffered substantial losses during the period.

Not part of the annual report	3

“While the bank-loan market declined during the period, the Fund posted a positive return, outperforming its benchmark index and Morningstar peer group.”

The portfolio also benefited from a conservative approach early in the period, when the bank-loan market was suffering the brunt of its decline. We maintained a larger cash position, which aided performance in the first quarter and gave us the liquidity to purchase attractively valued assets at a deeper discount in the second quarter of the year.

New opportunities

More recently, we have been examining investment opportunities in several of the more beaten-down segments of the market. For example, we remain concerned with the credit fundamentals in the automotive and airline sectors, but bank-loan yields in these sectors have reached a level where we are intrigued by the risk/reward trade-off being offered. In particular, the airline industry appears to have a firm grasp on its current situation and is taking early and decisive action to remain operational.

Another area we have been exploring is the consumer cyclical sector, which continues to face a challenging economic environment. However, we have been able to find value in companies with abundant liquidity and less economic sensitivity.

SECTOR DISTRIBUTION2

Consumer cyclical	41%

Communications	20%

Consumer, Non-cyclical	13%

Basic Materials	9%

Energy	8%

Industrial	3%

Financial	2%

Technology	1%

Other	3%

Outlook

Volatility in the loan market has been extremely high in 2008, and we expect that to continue given the evident weakness in the broader economy. But this volatility has not changed our optimistic long-term view toward bank loans. Although the market’s fundamentals have softened somewhat, we continue to think that the worst deterioration will remain isolated to a handful of sectors, not the broad impact that is currently priced into the market.

At the end of the period, bank loans were yielding approximately 650 basis points (6.5 percentage points) over the London Interbank Offered Rate (LIBOR, a common interest rate benchmark) — more than twice the historical average. At this level, the market could withstand a default rate of more

4	Not part of the annual report

than 12% (assuming recovery rates of around 70 cents on the dollar) and still generate returns in line with historical averages. This is not only well above the current default rate, but also 50% higher than the market’s all-time high of 8.2% in 2000.

Consequently, we believe that the current environment — where the market has priced in a severe recession even though earnings remain supportive for credit, and default rates have not gapped higher — reflects an extreme level of pessimism, and therefore an attractive long-term investment opportunity.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

[1]	Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

[2]	As a percentage of net assets on August 31, 2008.

	Not part of the annual report	5

Discussion of Fund performance

By Western Asset Management Company

“Bank-loan prices fell during the first eight months of 2008...”

Bank-loan prices fell during the first eight months of 2008 as the bank-loan market continued to struggle with a massive supply-and-demand imbalance and a weak economic backdrop. Much of the decline occurred in the first quarter of the year, when the bank-loan market faced a huge backlog of new issues. Although nearly all of the supply was absorbed by the end of the period, the cost was a sharp rise in bank-loan yields and a steep decline in bank-loan prices. Reflecting the sluggish economic environment, default rates on bank loans increased to 3.3% during the period, just above the 10-year average of 3.0%. However, defaults have been mostly confined to smaller issuers.

Fund performance

For the period from the Fund’s inception on January 2, 2008, to August 31, 2008, John Hancock Floating Rate Income Fund’s Class A, Class B, Class C, Class I, Class 1 and Class NAV shares posted total returns of 1.23%, 0.76% 0.81%, 1.52%, 1.48% and 1.59%, respectively, at net asset value. The Fund outperformed both the –2.00% return of the S&P/ LSTA Leveraged Performing Loan Index and the –2.63% average return of the Morningstar bank loan category.

The Fund posted a positive return, outperforming the declines of its benchmark index and Morningstar peer group. Sector weightings were primarily responsible for the portfolio’s outperformance, particularly overweight positions in forest products and telecommunications, as well as underweights in the automotive and publishing industries.

More recently, we have been examining investment opportunities in several of the more beaten-down segments of the market. For example, we remain concerned with the credit fundamentals in the automotive and airline sectors, but bank-loan yields in these sectors have reached a level where we are intrigued by the risk/reward trade-off being offered. We have also been able to find value in consumer companies with abundant liquidity and less economic sensitivity.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

6	Floating Rate Income Fund | Annual report

A look at performance

For the periods ended August 31, 2008

		Average annual returns % with maximum sales charge (POP)				Cumulative total returns % with maximum sales charge (POP)				SEC 30-day yield (%) as of 8-31-08

Class	Inception date	One year	Five years	Ten years	Since inception	1-year	5-year	10-year	Since inception

A	1-2-08	—	—	—	—	—	—	—	–1.81	6.01

B	1-2-08	—	—	—	—	—	—	—	–4.14	5.40

C	1-2-08	—	—	—	—	—	—	—	–0.17	5.26

I1	1-2-08	—	—	—	—	—	—	—	1.52	6.55

1[1]	1-2-08	—	—	—	—	—	—	—	1.48	6.52

NAV[1]	1-2-08	—	—	—	—	—	—	—	1.59	6.57

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 3%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I, Class 1 and Class NAV shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until December 31, 2008. The net expenses are as follows: Class A — 1.20%, Class B — 1.95%, Class C — 1.95%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 1.42%, Class B — 2.12%, Class C — 2.12%. For the other classes, the net expenses equal the gross expenses and are as follows: Class I — 0.82%, Class 1 — 0.82%, Class NAV — 0.77%.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month end performance data, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses increase and results would have been less favorable.

[1]	For certain types of investors as described in the Fund’s Class I, Class 1 and Class NAV share prospectuses.

	Annual report | Floating Rate Income Fund	7

A look at performance

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Floating Rate Income Fund Class A shares for the period indicated. For comparison, we’ve shown the same investment in the S&P/LSTA Leveraged Performing Loan Index.

Class	Period beginning	Without sales charge	With maximum sales charge	Index

B	1-2-08	$10,076	$9,586	$9,800

C	1-2-08	10,081	9,983	9,800

I2	1-2-08	10,152	10,152	9,800

1[2]	1-2-08	10,148	10,148	9,800

NAV[2]	1-2-08	10,159	10,159	9,800

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the fund’s Class B, Class C, Class I, Class 1 and Class NAV shares, respectively, as of August 31, 2008. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

S&P/LSTA Leveraged Performing Loan Index is a subset of the S&P/LSTA leveraged loan index tracking returns in the leveraged loan market and capturing a broad cross-section of the U.S. leveraged loan market, including dollar-denominated, U.S.-syndicated loans to overseas issuers and excluding those in default.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

[1]	NAV represents net asset value and POP represents public offering price.

[2]	For certain types of investors as described in the Fund’s Class I, Class 1 and Class NAV share prospectuses.

8	Floating Rate Income Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪	Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪	Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2008 with the same investment held until August 31, 2008.

	Account value on 3-1-08	Ending value on 8-31-08	Expenses paid during period ended 8-31-08	[1]

Class A	$1,000.00	$1,030.50	$6.02

Class B	1,000.00	1,026.90	9.83

Class C	1,000.00	1,027.60	9.94

Class I	1,000.00	1,033.00	4.19

Class 1	1,000.00	1,032.50	4.04

Class NAV	1,000.00	1,033.50	3.83

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2008, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

Annual report | Floating Rate Income Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on March 1, 2008, with the same investment held until August 31, 2008. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value on 3-1-08	Ending value on 8-31-08	Expenses paid during period ended 8-31-08	[1]

Class A	$1,000.00	$1,019.20	$5.99

Class B	1,000.00	1,015.40	9.78

Class C	1,000.00	1,015.30	9.88

Class I	1,000.00	1,021.00	4.17

Class 1	1,000.00	1,021.20	4.01

Class NAV	1,000.00	1,021.40	3.81

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

[1]

Expenses are equal to the Fund’s annualized expense ratio of 1.18%, 1.93%, 1.95%, 0.82%, 0.79% and 0.75% for Class A, Class B, Class C, Class I, Class 1 and Class NAV respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).

10	Floating Rate Income Fund | Annual report

Portfolio summary

Top 10 holdings[1]

Community Health Systems, Inc., 7.51% due 7-2-14	1.8%

Panamsat Corp., 8.00% due 6-30-13	1.8%

Sunguard Homes, 6.15% due 8-15-12	1.7%

ALLTEL Communications, Inc., 5.08% due 5-15-15	1.7%

HCA, Inc., 8.15% due 11-01-13	1.7%

Calpine Corp., 8.60% due 3-29-09	1.7%

Direct TV Holdings, Inc., 5.25% due 4-13-13	1.5%

Cablevision Systems Corp., 6.45% due 3-30-13	1.5%

Energy Future Holdings Corp., 8.50% due 10-10-14	1.5%

First Data Corp., 7.98% due 10-15-14	1.4%

Sector distribution[1,2]

Consumer cyclical	41%

Communications	20%

Consumer, Non-cyclical	13%

Basic Materials	9%

Energy	8%

Industrial	3%

Financial	2%

Technology	1%

Other	3%

[1]	As a percentage of net assets on August 31, 2008.

[2]

Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Annual report | Floating Rate Income Fund	11

Fund’s investments

FINANCIAL STATEMENTS

Securities owned by the Fund on 8-31-08

This schedule is divided into three main categories: term loans, corporate bonds and repurchase agreements. Term loans and corporate bonds are further broken down by industry group. Repurchase agreements, which represent the Fund’s cash position, are listed last.

Issuer	Principal amount	Value

Term loans 94.17%		$493,393,588

(Cost $500,485,541)

Aerospace 2.58%		13,519,321

Dubai Aerospace Enterprise, Term Loan Strip 8.45% due 07/31/2014 (b)	$5,986,700	5,582,598

Transdigm, Term Loan B 4.685% due 07/01/2012 (b)	4,285,000	4,110,043

Wesco Aircraft Add On, Term Loan 7.65% due 09/29/2013 (b)	1,500,000	1,435,005

Wesco Aircraft Hardware, Term B 7.756% due 09/29/2013 (b)	2,500,000	2,391,675

Air Travel 0.69%		3,618,831

Hawker Beechcraft Corp., Inc. 7.40% due 03/26/2014 (b)	3,881,450	3,618,831

Airlines 1.57%		8,253,281

Delta Air Lines, Inc., Tranche A 4.671% due 04/30/2012 (b)	4,900,000	4,097,625

United Air Lines, Inc., Tranche B 7.35% due 01/12/2014 (b)	5,697,519	4,155,656

Amusement & Theme Parks 0.63%		3,289,840

Cedar Fair LP, Tranche B 8.00% due 06/13/2012 (b)	3,482,234	3,289,840

Apparel & Textiles 0.71%		3,705,067

Hanes Brands, Inc., Tranche B 7.65% due 10/15/2013 (b)	1,000,000	968,750

Iconix, Tranche B 7.60% due 05/01/2014 (b)	2,926,542	2,736,317

Auto Parts 0.82%		4,277,176

Allison Transmission, Inc., Tranche B 8.45% due 08/07/2014 (b)	4,771,450	4,277,176

Auto Services 1.80%		9,424,893

Hertz Corp. 6.75% due 01/21/2012 (b)	7,201,416	6,574,893

Visteon, Tranche B 8.30% due 06/20/2013 (b)	4,000,000	2,850,000

12	Floating Rate Income Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Issuer	Principal amount	Value

Automobiles 1.61%		$8,425,780

Adesa, Inc., Tranche B 7.60% due 09/22/2013 (b)	$3,950,856	3,523,689

Ford Motor Company, Tranche B 8.35% due 11/29/2013 (b)	2,992,405	2,320,371

General Motors Corp., Tranche B 7.40% due 12/15/2013 (b)	3,482,317	2,581,720

Broadcasting 0.83%		4,353,995

Citadel Broadcasting Corp., Tranche B 6.86% due 06/12/2014 (b)	4,000,000	3,220,000

CMP Susquehanna Corp. 7.40% due 06/07/2013 (b)	1,492,099	1,133,995

Building Materials & Construction 1.69%		8,869,591

Sunguard Homes, Tranche B 6.15% due 08/15/2012 (b)	9,462,108	8,869,591

Business Services 0.31%		1,615,000

Rental Service Corp., 2nd Lien 8.90% due 12/01/2013 (b)	2,000,000	1,615,000

Cable & Television 8.06%		42,254,581

Cablevision Systems Corp., Tranche B 6.45% due 03/30/2013 (b)	8,336,186	7,932,381

Charter Communications, Inc., Tranche B 7.35% due 03/15/2014 (b)	7,375,000	6,442,063

Charter Communications, Inc., Tranche B2 7.8675% due 03/06/2014 (b)	3,530,462	3,472,351

Direct TV Holdings, Inc., Tranche C 5.25% due 04/13/2013 (b)	8,000,000	7,945,040

Insight Midwest Holdings LLC, Tranche B 7.65% due 04/10/2014 (b)	4,250,000	4,086,078

Lodgenet Entertainment Corp., Tranche B 7.35% due 04/04/2014 (b)	4,196,435	3,650,898

Univision Communications, Inc., Tranche B 7.60% due 09/15/2014 (b)	5,625,000	4,516,875

UPC Broadband Holding NV 7.10% due 03/30/2014 (b)	4,500,000	4,208,895

Cellular Communications 2.62%		13,754,136

ALLTEL Communications, Inc., Tranche B2 5.08% due 05/15/2015 (b)	8,967,652	8,864,704

Centennial Cellular, Tranche B 3.90% due 02/09/2011 (b)	2,556,722	2,499,732

Metropcs Wireless, Inc. Tranche B 5.035% due 02/20/2014 (b)	2,500,000	2,389,700

Chemicals 2.00%		10,468,644

Brenntag Term Loan B 7.00% due 12/23/2013 (b)	2,500,000	2,301,575

Lyondell Chemical Company 6.388% due 12/20/2014 (b)	2,743,125	2,247,305

Lyondell Chemical Company, Tranche B3 6.46% due 12/20/2014 (b)	7,236,875	5,919,764

See notes to financial statements	Annual report | Floating Rate Income Fund	13

FINANCIAL STATEMENTS

Issuer	Principal amount	Value

Commercial Services 5.86%		$30,687,561

Acosta, Tranche B 8.25% due 08/15/2013 (b)	$2,230,421	2,068,715

Affinion Group, Tranche B 6.75% due 10/17/2012 (b)	5,000,000	4,809,400

Allied Waste Industries, Inc., Tranche B 4.401% due 03/25/2012 (b)	6,919,359	6,755,025

Asurion Corp. Tranche B 8.35% due 07/02/2014 (b)	5,250,000	4,914,000

Sensata Technologies 6.85% due 04/27/2013 (b)	3,597,788	3,133,061

Ticketmaster, Term Loan 6.05% due 08/01/2014 (b)	3,000,000	3,015,000

US Investigations Services, Inc., Tranche B 8.20% due 02/21/2015 (b)	5,107,705	4,679,935

West Corp., Tranche B 8.15% due 10/01/2013 (b)	1,492,444	1,312,425

Computer Services 0.53%		2,797,697

Activant Solutions, Inc., Tranche B 7.10% due 05/02/2013 (b)	3,250,000	2,797,697

Containers & Glass 2.29%		12,014,236

Graham Packaging Company, Inc. 7.60% due 10/07/2011 (b)	4,724,852	4,489,696

Graphic Packaging, Inc., Tranche B 7.35% due 05/03/2014 (b)	3,150,000	2,966,355

Graphic Packaging, Inc., Tranche C 5.448% due 05/16/2014 (b)	4,726,250	4,558,185

Cosmetics & Toiletries 0.90%		4,711,983

Sally Holdings LLC, Tranche B 7.944% due 11/15/2013 (b)	4,982,903	4,711,983

Data Processing & Management 1.35%		7,077,575

First Data Corp., Tranche B2 7.98% due 10/15/2014 (b)	7,714,903	7,077,575

Educational Services 1.29%		6,736,151

Education Management, Tranche C 7.66% due 06/12/2013 (b)	3,589,791	3,273,889

Thomson Learning Holdings, Tranche B 8.50% due 11/05/2014 (b)	3,982,450	3,462,262

Electrical Utilities 4.91%		25,745,629

Calpine Corp. 8.60% due 03/29/2009 (b)	9,464,987	8,781,426

Energy Future Holdings Corp., Tranche B3 8.50% due 10/10/2014 (b)	8,494,975	7,896,079

Meg Energy, Tranche B 7.00% due 04/15/2013 (b)	3,984,720	3,804,173

NRG Energy, Inc., Tranche B 6.60% due 02/01/2013 (b)	984,524	932,837
7.10% due 02/01/2013 (b)	4,571,097	4,331,114

14	Floating Rate Income Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Issuer	Principal amount	Value

Energy 2.06%		$10,792,278

Brand Energy Services, Tranche B 7.65% due 02/07/2014 (b)	$4,449,159	4,104,349

Express Energy Service, Term Loan 8.35% due 07/02/2013 (b)	4,000,000	3,940,000

TXU Energy, Tranche B2 8.50% due 10/10/2014 (b)	2,952,381	2,747,929

Financial Services 0.36%		1,887,703

Chrysler Financial, Tranche B 9.35% due 08/03/2012 (b)	1,741,228	1,386,453

Lender Processing Services, Tranche B 5.05% due 06/18/2014 (b)	500,000	501,250

Food & Beverages 3.05%		15,973,904

Aramark Corp. 7.475% due 01/31/2014 (b)	6,842,961	6,490,343

Bolthouse Farms, Inc., Tranche B 6.59% due 12/16/2012 (b)	5,227,667	5,070,837

Dole Food Company, Inc., Letter of Credit 6.75% due 04/12/2013 (b)(e)	4,802,965	4,412,724

Healthcare Products 4.50%		23,564,425

Bausch & Lomb, Inc., Tranche B 8.25% due 04/11/2015 (b)(d)	5,980,990	5,818,786

Biomet, Inc., Tranche B 5.75% due 03/25/2015 (b)	3,992,462	3,911,615

Fenwal, Inc. 7.61% due 03/01/2014 (b)	3,991,353	3,482,456

Hanger Orthopedic Group, Inc., Tranche B 7.70% due 07/15/2014 (b)	1,478,174	1,424,590

Pharmaceutical Health Technologies, Tranche B 7.60% due 04/15/2014 (b)	4,551,033	3,970,776

Royalty Pharma, Tranche B 6.85% due 05/15/2014 (b)	4,987,373	4,956,202

Healthcare Services 2.53%		13,250,854

DaVita, Tranche B1 6.80% due 03/15/2014 (b)	4,500,000	4,336,875

Manor Care, Tranche B 7.90% due 11/15/2014 (b)	5,486,119	4,992,368

Select Medical Corp., Tranche B 4.63% due 02/24/2012 (b)	4,220,553	3,921,611

Hotels & Restaurants 0.32%		1,660,575

QUIZNO’S Corp. 7.35% due 05/05/2012 (b)	1,974,924	1,660,575

Household Products 0.41%		2,129,314

Yankee Candle, Term Loan B 7.40% due 01/15/2014 (b)	2,461,634	2,129,314

See notes to financial statements	Annual report | Floating Rate Income Fund	15

FINANCIAL STATEMENTS

Issuer	Principal amount	Value

Leisure Time 7.95%		$41,632,244

Carmike Cinemas, Inc., Term Loan 8.25% due 05/19/2012 (b)	$3,000,000	2,921,250

CCM Merger, Inc., Tranche B 5.65% due 07/21/2012 (b)	4,194,970	3,738,767

Golden Nugget, Inc., Tranche B 7.35% due 06/14/2014 (b)(d)	3,750,000	3,150,000

Harrah’s Operating Company, Inc., Tranche B2 6.162% due 02/28/2015 (b)	7,982,500	7,001,610

Las Vegas Sands LLC, Tranche B 7.10% due 05/08/2014 (b)	6,233,244	5,307,982

Metro-Goldwyn-Mayer, Inc. Term Loan B 5.35% due 04/08/2011 (b)	2,500,000	1,871,875

Oceania Cruises, Inc., Tranche B 7.60% due 05/01/2014 (b)	1,491,643	1,245,522

Penn National Gaming, Inc., Term Loan B 5.30% due 10/03/2012 (b)	5,000,000	4,782,400

Regal Cinemas, Tranche B 3.92% due 10/19/2010 (b)	4,740,482	4,477,765

Tropicana Entertainment, Tranche B 7.86% due 12/15/2011 (b)	4,000,000	3,261,440

Venetian Macau, Tranche B 7.75% due 04/01/2013 (b)	3,655,000	3,539,721

Venetian Macau, Tranche Delayed Draw 1.375% due 04/01/2013 (b)	345,000	333,912

Medical-Hospitals 7.40%		38,777,672

Community Health Systems, Inc., Tranche B 7.51% due 07/02/2014 (b)(d)	9,870,914	9,326,632

HCA, Inc., Tranche A 7.71% due 11/16/2012 (b)	1,483,832	1,386,374

HCA, Inc., Tranche B 8.15% due 11/01/2013 (b)	9,455,798	8,861,880

Health Management Associates, Inc., Tranche B 7.15% due 01/16/2014 (b)	6,241,248	5,719,667

HVHC, Inc., Tranche B 7.75% due 08/15/2013 (b)	3,946,612	3,601,283

Iasis Healthcare Corp., Tranche B 7.35% due 05/01/2014 (b)	5,349,419	4,990,580

Vanguard Health Holdings, Tranche B 6.409% due 05/18/2011 (b)	5,062,102	4,891,256

Oil & Gas Drilling 2.41%		12,634,497

Ashmore Energy International, Tranche B 8.35% due 05/30/2014 (b)	4,509,717	4,103,842

Hercules Offshore LLC, Tranche B 7.10% due 07/11/2013 (b)	4,964,962	4,811,892

Quicksilver Resource, Inc., 2nd Lien 7.802% due 08/08/2013 (b)	3,750,000	3,718,763

16	Floating Rate Income Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Issuer	Principal amount	Value

Paper 2.73%		$14,329,135

Georgia Pacific LLC, Tranche B1 6.75% due 12/23/2013 (b)	$7,215,554	6,813,431

Georgia Pacific LLC, Tranche B2 1.774% due 12/20/2012 (b)	1,778,867	1,680,585

NewPage Corp., Tranche B 8.90% due 11/05/2014 (b)	5,981,241	5,835,119

Pipelines 1.15%		6,000,348

Dynegy Holdings, Inc. 6.633% due 04/02/2013 (b)	6,498,947	6,000,348

Plastics 0.89%		4,679,644

Berry Plastics Holding Company 7.35% due 04/03/2015 (b)	5,478,586	4,679,644

Publishing 4.28%		22,438,436

Dex Media West LLC, Tranche B 7.00% due 10/13/2014 (b)	5,000,000	4,575,000

Idearc, Inc., Tranche B 7.38% due 11/01/2014 (b)	6,298,180	4,412,316

Newsday LLC 9.75% due 07/15/2013 (b)	4,000,000	4,000,000

Nielsen Finance, Tranche B 8.25% due 08/15/2013 (b)	5,982,282	5,519,912

Quebecor World, Inc., Tranche B 6.50% due 01/17/2013 (b)	2,407,653	2,311,347

Tribune Company 7.426% due 05/17/2009 (b)	1,692,857	1,619,861

Retail Trade 4.41%		23,100,974

Amscan Holdings, Inc., Tranche B 7.61% due 05/01/2013 (b)	3,485,509	3,067,248

Dollar General Corp., Tranche B 7.60% due 07/15/2014 (b)	4,000,000	3,672,720

General Nutrition Center, Tranche B 7.60% due 09/06/2013 (b)	3,233,628	2,942,601

Michaels Stores, Inc., Tranche B 7.60% due 10/31/2013 (b)	5,468,044	4,218,486

Neiman Marcus Group, Inc., Tranche B 6.475% due 03/13/2013 (b)	6,733,805	6,249,846

Petco Animal Supplies, Inc., Tranche B 8.15% due 11/15/2013 (b)	3,232,956	2,950,073

Semiconductors 1.02%		5,337,938

Freescale Semiconductor, Inc., Tranche B 7.37% due 12/01/2013 (b)	5,970,982	5,337,938

Software 0.60%		3,132,828

CGG, Tranche B 7.40% due 01/30/2014 (b)	3,240,845	3,132,828

See notes to financial statements	Annual report | Floating Rate Income Fund	17

FINANCIAL STATEMENTS

Issuer	Principal amount	Value

Telecommunications Equipment & Services 3.62%		$18,977,581

Level 3 Communications, Inc., Tranche B 7.65% due 03/01/2014 (b)	$5,000,000	4,522,500

Panamsat Corp., Tranche B 8.00% due 06/30/2013 (b)	9,703,884	9,259,155

Telesat Canada, Tranche D Delayed Draw 8.20% due 10/15/2014 (b)(d)	2,210,953	2,116,302

Virgin Media Tranche B4 7.50% due 01/15/2014 (b)	3,220,522	3,079,624

Telephone 0.60%		3,163,474

Windstream Corp., Tranche B 4.57% due 07/17/2013 (b)	3,283,417	3,163,474

Transportation 0.50%		2,607,500

Swift Transport, Term Loan B 8.35% due 05/15/2014 (b)	3,500,000	2,607,500

Trucking & Freight 0.33%		1,721,296

Oshkosh Truck Corp. Tranche B zero coupon due 12/06/2013	1,888,608	1,721,296

Corporate bonds 5.41%		$28,354,943

(Cost $30,487,116)

Air Travel 0.38%		2,012,703

Continental Airlines, Inc., Series 01-1 6.503% due 06/15/2011	1,030,000	927,000

Continental Airlines, Inc., Series 974A 6.90% due 01/02/2018	1,233,754	1,085,703

Auto Services 0.08%		441,250

Hertz Corp. 10.50% due 01/01/2016	500,000	441,250

Building Materials & Construction 0.45%		2,337,500

Nortek, Inc. 10.00% due 12/01/2013 (f)	2,500,000	2,337,500

Chemicals 0.21%		1,102,500

Georgia Gulf Corp. 9.50% due 10/15/2014	1,500,000	1,102,500

Financial Services 2.01%		10,528,830

Countrywide Financial Corp. 0.5544% due 05/15/2037 (b)	2,600,000	2,441,060

Ford Motor Credit Company LLC 12.00% due 05/15/2015 (b)	5,400,000	4,567,822

GMAC LLC 4.0544% due 05/15/2009 (b)	4,000,000	3,519,948

Healthcare Products 0.20%		1,050,000

Biomet, Inc. 10.375% due 10/15/2017	1,000,000	1,050,000

18	Floating Rate Income Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Issuer	Principal amount	Value

Leisure Time 0.21%		$1,077,300

Station Casinos, Inc. 7.75% due 08/15/2016	$1,596,000	1,077,300

Paper 0.15%		809,360

Abitibi-Consolidated Company of Canada 15.50% due 07/15/2010 (f)	1,072,000	809,360

Real Estate 0.09%		477,000

Forest City Enterprises, Inc. 7.625% due 06/01/2015	530,000	477,000

Retail Trade 0.15%		780,000

Neiman Marcus Group, Inc. 10.375% due 10/15/2015	800,000	780,000

Semiconductors 0.53%		2,785,000

NXP BV/NXP Funding LLC 5.5406% due 10/15/2013 (b)	2,000,000	1,555,000
7.875% due 10/15/2014	1,500,000	1,230,000

Telecommunications Equipment & Services 0.95%		4,953,500

Citizens Communications Company 7.875% due 01/15/2027	600,000	516,000

iPCS, Inc. 4.9256% due 05/01/2013 (b)	5,000,000	4,437,500

Issuer, description, maturity date	Principal amount	Value

Repurchase agreements 3.24%		$17,000,000

(Cost $17,000,000)

Lehman Brothers Tri-Party Repurchase Agreement dated 8-29-08 at 1.98% to be repurchased at $17,003,740 on 9-2-08, collateralized by $17,410,000 Federal National Mortgage Association, zero coupon due 10/15/2008 (valued at $17,340,012, including interest)	$17,000,000	17,000,000

Total investments (Cost $547,972,657)† 102.82%		$538,748,531

Liabilities in excess of other assets (2.82%)		($14,785,722)

Total net assets 100.00%		$523,962,809

Percentages are stated as a percent of net assets.

(b)	Variable rate obligation. The coupon rate shown represents the rate at end of period.

(d)	All or a portion of this position represents an unfunded loan commitment. The coupon rate will be determined at time of settlement.

(e)	Security has a line of credit Deutsche Bank AG New York Branch for $1,000,000.

(f)

These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,146,860 or 0.6% of the Fund’s net assets as of August 31, 2008.

†

At August 31, 2008, the aggregate cost of investment securities for federal income tax purposes was $548,211,285. Net unrealized depreciation aggregated $9,462,754, of which $4,334,149 related to appreciated investment securities and $13,796,903 related to depreciated investment securities.

See notes to financial statements	Annual report | Floating Rate Income Fund	19

Financial statements

FINANCIAL STATEMENTS

Statement of assets and liabilities 8-31-08

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $547,972,657)	$538,748,531
Cash	1,764,811
Receivable for investments sold	2,005,795
Receivable for fund shares sold	448,568
Dividends and interest receivable	3,589,359
Receivable due from adviser	2,394
Other assets	15,557

Total assets	546,575,015

Liabilities

Payable for investments purchased	22,375,381
Payable for fund shares repurchased	145,874
Distributions payable	7,445
Payable to affiliates
Fund administration fees	1,188
Transfer agent fees	5,423
Other payables and accrued expenses	76,895

Total liabilities	22,612,206

Net assets

Capital paid-in	$532,978,871
Undistributed net investment income	430,271
Accumulated undistributed net realized loss on investments	(222,207)
Net unrealized depreciation on investments	(9,224,126)

Net assets	$523,962,809

20	Floating Rate Income Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Statement of assets and liabilities (continued)

Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class A
Net assets	$11,027,369
Shares outstanding	1,126,048
Net asset value and redemption price per share	$9.79

Class B1
Net assets	$523,455
Shares outstanding	53,467
Net asset value, offering price and redemption price per share	$9.79

Class C1
Net assets	$1,579,145
Shares outstanding	161,168
Net asset value, offering price and redemption price per share	$9.80

Class I
Net assets	$542,717
Shares outstanding	55,438
Net asset value, offering price and redemption price per share	$9.79

Class 1
Net assets	$101,517
Shares outstanding	10,377
Net asset value, offering price and redemption price per share	$9.78

Class NAV
Net assets	$510,188,606
Shares outstanding	52,129,152
Net asset value, offering price and redemption price per share	$9.79

Maximum public offering price per share

Class A (9.79 ÷ 97%)[2]	$10.09

1	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Floating Rate Income Fund	21

FINANCIAL STATEMENTS

Statement of operations For the period ended 8-31-08[1]

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$16,734,714

Total investment income	16,734,714

Expenses

Investment management fees (Note 4)	1,694,568
Distribution and service fees (Note 4)	20,397
Transfer agent fees (Note 4)	6,844
Fund administration fees (Note 4)	28,103
Blue sky fees	9,124
Audit and legal fees	43,037
Printing and postage fees (Note 4)	8,301
Custodian fees	19,976
Trustees’ fees (Note 5)	1,608
Registration and filing fees	27,247
Miscellaneous	3,445

Total expenses	1,862,650
Less expense reductions (Note 4)	(19,506)
Less transfer agency credit (Note 4)	(5)

Net expenses	1,843,139

Net investment income	14,891,575

Realized and unrealized loss

Net realized loss on investments	(239,677)
Change in net unrealized appreciation (depreciation) of investments	(9,224,126)

Net realized and unrealized loss	(9,463,803)

Increase in net assets from operations	$5,427,772

[1]	Period from 1-2-08 (commencement of operations) to 8-31-08.

22	Floating Rate Income Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Statement of changes in net assets

This Statement of Changes in Net Assets shows how the value of the Fund’s net assets has changed during the period. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

Period ended 8-31-08 [1]

Increase in net assets

From operations
Net investment income	$14,891,575
Net realized loss	(239,677)
Change in net unrealized appreciation (depreciation)	(9,224,126)

Increase in net assets resulting from operations	5,427,772

Distributions to shareholders
From net investment income
Class A	(110,475)
Class B	(7,068)
Class C	(66,351)
Class I	(5,779)
Class 1	(3,720)
Class NAV	(14,251,483)

Total distributions	(14,444,876)

From Fund share transactions (Note 6)	532,979,913

Total increase	523,962,809

Net assets

Beginning of period	—

End of period	$523,962,809

Undistributed net investment income	$430,271

[1]	Period from 1-2-08 (commencement of operations) to 8-31-08.

See notes to financial statements	Annual report | Floating Rate Income Fund	23

FINANCIAL STATEMENTS

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the beginning of the period.

CLASS A SHARES

Period ended	8-31-08	[1]

Per share operating performance

Net asset value, beginning of period	10.00
Net investment income[2]	0.37
Net realized and unrealized loss on investments	(0.25)
Total from investment operations	0.12
Less distributions
From net investment income	(0.33)
Total distributions	(0.33)
Net asset value, end of period	$9.79
Total return (%)[3,4,5]	1.23

Ratios and supplemental data

Net assets, end of period in millions)	$11
Ratios (as a percentage of average net assets)
Expenses before reductions	1.52	[6]
Expenses net of fee waiver	1.18	[6]
Expenses net of all fee waivers and credits	1.18	[6]
Net investment income	5.70	[6]
Portfolio turnover (%)	11

1	Class A shares began operations on 1-2-08.

2	Based on the average of the shares outstanding.

3	Total returns would have been lower had certain expenses not been reduced during the period shown.

4	Assumes dividend reinvestment and does not reflect the effect of sales charges.

5	Not annualized.

6	Annualized.

24	Floating Rate Income Fund | Annual report	See notes to financial statements

Financial highlights

CLASS B SHARES

Period ended	8-31-08	[1]

Per share operating performance

Net asset value, beginning of period	10.00
Net investment income[2]	0.31
Net realized and unrealized loss on investments	(0.24)
Total from investment operations	0.07
Less distributions
From net investment income	(0.28)
Total distributions	(0.28)
Net asset value, end of period	$9.79
Total return (%)[3,4,5]	0.76

Ratios and supplemental data

Net assets, end of period (in millions)	$1
Ratios (as a percentage of average net assets)
Expenses before reductions	4.76	[6]
Expenses net of fee waiver	1.93	[6]
Expenses net of all fee waivers and credits	1.93	[6]
Net investment income	4.78	[6]
Portfolio turnover (%)	11

1	Class B shares began operations on 1-2-08.

2	Based on the average of the shares outstanding.

3	Total returns would have been lower had certain expenses not been reduced during the period shown.

4	Assumes dividend reinvestment and does not reflect the effect of sales charges.

5	Not annualized.

6	Annualized.

Annual report | Floating Rate Income Fund	25

FINANCIAL STATEMENTS

Financial highlights

CLASS C SHARES

Period ended	8-31-08	[1]

Per share operating performance

Net asset value, beginning of period	10.00
Net investment income[2]	0.32
Net realized and unrealized loss on investments	(0.24)
Total from investment operations	0.08
Less distributions
From net investment income	(0.28)
Total distributions	(0.28)
Net asset value, end of period	$9.80
Total return (%)[3,4,5]	0.81

Ratios and supplemental data

Net assets, end of period (in millions)	$2
Ratios (as a percentage of average net assets)
Expenses before reductions	2.32	[6]
Expenses net of fee waiver	1.95	[6]
Expenses net of all fee waivers and credits	1.95	[6]
Net investment income	4.96	[6]
Portfolio turnover (%)	11

1	Class C shares began operations on 1-2-08.

2	Based on the average of the shares outstanding.

3	Total returns would have been lower had certain expenses not been reduced during the period shown.

4	Assumes dividend reinvestment and does not reflect the effect of sales charges.

5	Not annualized.

6	Annualized.

26	Floating Rate Income Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Financial highlights

CLASS I SHARES

Period ended	8-31-08	[1]

Per share operating performance

Net asset value, beginning of period	10.00
Net investment income[2]	0.37
Net realized and unrealized loss on investments	(0.22)
Total from investment operations	0.15
Less distributions
From net investment income	(0.36)
Total distributions	(0.36)
Net asset value, end of period	$9.79
Total return (%)[3,4,5]	1.52

Ratios and supplemental data

Net assets, end of period (in millions)	$1
Ratios (as a percentage of average net assets)
Expenses before reductions	4.48	[6]
Expenses net of fee waiver	0.82	[6]
Expenses net of all fee waivers and credits	0.82	[6]
Net investment income	5.78	[6]
Portfolio turnover (%)	11

1	Class I shares began operations on 1-2-08.

2	Based on the average of the shares outstanding.

3	Total returns would have been lower had certain expenses not been reduced during the period shown.

4	Assumes dividend reinvestment and does not reflect the effect of sales charges.

5	Not annualized.

6	Annualized.

See notes to financial statements	Annual report | Floating Rate Income Fund	27

FINANCIAL STATEMENTS

Financial highlights

CLASS 1 SHARES

Period ended	8-31-08	[1]

Per share operating performance

Net asset value, beginning of period	10.00
Net investment income[2]	0.38
Net realized and unrealized loss on investments	(0.23)
Total from investment operations	0.15
Less distributions
From net investment income	(0.37)
Total distributions	(0.37)
Net asset value, end of period	$9.78
Total return (%)[3,4,5]	1.48

Ratios and supplemental data

Net assets, end of period (in millions)	—	[6]
Ratios (as a percentage of average net assets)
Expenses before reductions	0.78	[7]
Expenses net of fee waiver	0.78	[7]
Expenses net of all fee waivers and credits	0.78	[7]
Net investment income	5.83	[7]
Portfolio turnover (%)	11

1	Class 1 shares began operations on 1-2-08.

2	Based on the average of the shares outstanding.

3	Total returns would have been lower had certain expenses not been reduced during the period shown.

4	Assumes dividend reinvestment and does not reflect the effect of sales charges.

5	Not annualized.

6	Less than $500,000.

7	Annualized.

28	Floating Rate Income Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Financial highlights

CLASS NAV SHARES

Period ended	8-31-08	[1]

Per share operating performance

Net asset value, beginning of period	10.00
Net investment income[2]	0.40
Net realized and unrealized loss on investments	(0.24)
Total from investment operations	(0.16)
Less distributions
From net investment income	(0.37)
Total distributions	(0.37)
Net asset value, end of period	$9.79
Total return (%)[3,4,5]	1.59

Ratios and supplemental data

Net assets, end of period (in millions)	$510
Ratios (as a percentage of average net assets)
Expenses before reductions	0.75	[6]
Expenses net of fee waiver	0.75	[6]
Expenses net of all fee waivers and credits	0.75	[6]
Net investment income	6.16	[6]
Portfolio turnover (%)	11

1	Class NAV shares began operations on 1-2-08.

2	Based on the average of the shares outstanding.

3	Total returns would have been lower had certain expenses not been reduced during the period shown.

4	Assumes dividend reinvestment and does not reflect the effect of sales charges.

5	Not annualized.

6	Annualized.

See notes to financial statements	Annual report | Floating Rate Income Fund	29

Notes to financial statements

Note 1
Organization

John Hancock Floating Rate Income Fund (the Fund), is a series of John Hancock Funds II (the Trust or JHF II) that commenced operations on January 2, 2008. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end investment management company. The Fund is non-diversified, as defined in the 1940 Act. The investment objective of the Fund is to seek a high level of current income.

John Hancock Life Insurance Company of New York (John Hancock New York) is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (John Hancock USA). John Hancock USA and John Hancock New York are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company (Manulife), which in turn is a wholly owned subsidiary of Manulife Financial Corporation (MFC), a publicly traded company. MFC and its subsidiaries are known collectively as “Manulife Financial.”

John Hancock Investment Management Services, LLC (the Adviser or JHIMS), a Delaware limited liability company controlled by John Hancock USA, serves as investment adviser for the Trust and John Hancock Funds, LLC (the Distributor), a Delaware limited liability company, an affiliate of the Adviser, serves as principal underwriter.

The Board of Trustees have authorized the issuance of multiple classes of shares of the Fund, including classes designated as Class A, Class B, Class C, Class I, Class 1 and Class NAV shares. Class A, Class B and Class C shares are open to all retail investors. Class I shares are offered without any sales charge to various institutional and certain individual investors. Class 1 shares are sold only to certain exempt separate accounts of John Hancock USA and John Hancock New York. Class NAV shares are sold to affiliated funds of funds, which are funds of funds within the John Hancock funds complex. The shares of each class represent an interest in the same portfolio of investments of the Fund, and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (SEC) and the Internal Revenue Service. Shareholders of a class that bear distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security valuation

The net asset value of Class A, Class B, Class C, Class I, Class 1 and Class NAV shares is determined daily as of the close of the New York Stock Exchange (NYSE), normally at 4:00 P.M. Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any

30	Floating Rate Income Fund | Annual report

sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Repurchase agreements

The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. The Fund will take constructive receipt of all securities underlying the repurchase agreements it has entered into until such agreements expire. If the seller defaults, the Fund would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. The Fund may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser. Collateral for certain tri-party repurchase agreements is held at the custodian bank in a segregated account for the benefit of the Fund and the counterparty.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Discounts/ premiums are amortized/accreted for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees and prepayment fees. These fees are recorded on an accrual basis as income in the accompanying financial statements.

The Fund uses a specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for each class are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Annual report | Floating Rate Income Fund	31

Expenses

The majority of expenses are directly identifi-able to an individual fund. Trust expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Line of credit

The Fund has entered into an agreement which enables it to participate in a $150 million unsecured committed line of credit with State Street Corporation. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.05% per annum, payable at the end of each calendar quarter, based on the average daily-unused portion of the line of credit, is charged to the Fund on a prorated basis based on average net assets. For the period ended August 31, 2008, there were no borrowings under the line of credit.

Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the Custodian for any overdraft, including any costs or expenses associated with the overdraft. The Custodian has a lien and security interest in any Fund property, to the extent of any overdraft.

Loan participations and assignments

The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments, or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan or a loan participation, because of a default, bankruptcy or any other reason, would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with secured loans, there is no assurance that the collateral securing the loan will be sufficient to protect a Fund against losses in value or a decline in income in the event of a borrower’s non-payment of principal or interest. In the event of a bankruptcy of a borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing the loan. Furthermore, the value of any such collateral may decline and may be difficult to liquidate. Because a significant percent of loans and loan participations are not generally rated by independent credit rating agencies, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower, and in the case of a loan participation, the intermediary. The Fund may have limited rights to enforce the terms of an underlying loan. At August 31, 2008, the Fund held positions in unfunded loan commitments. The total principal amount and market value of unfunded loan commitments totaled $2,142,851 and $1,919,559, respectively. The coupon rate for unfunded loan commitments will be determined at time of settlement.

Federal income taxes

The Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

The Fund has adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 (FIN 48), as of the Fund’s inception. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not have a material impact on the Fund’s financial statements.

New accounting pronouncements

In September 2006, FASB Standard No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements. As of August 31, 2008, management does not believe the adoption

32	Floating Rate Income Fund | Annual report

of FAS 157 will have a material impact on the amounts reported in the financial statements.

In March 2008, FASB No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (FAS 133), was issued and is effective for fiscal years and interim reporting periods beginning after November 15, 2008. FAS 161 amends and expands the disclosure requirements of FAS 133 in order to provide financial statement users an understanding of a company’s use of derivative instruments, how derivative instruments are accounted for under FAS 133 and related interpretations and how these instruments affect a company’s financial position, performance, and cash flows. FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company, and any credit risk-related contingent features of the agreements. Management is currently evaluating the adoption of FAS 161 on the Fund’s financial statement disclosures.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund generally declares dividends daily and pays them monthly. Capital gains, if any, are distributed annually. The Fund’s net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. During the period ended August 31, 2008, the tax character of distributions paid was as follows: ordinary income $14,444,876. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of August 31, 2008, the components of distributable earnings on a tax basis included $454,137 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Note 3
Risks and uncertainties
Concentration risk

The Fund may concentrate investments in a comparatively narrow segment of the economy. Consequently, such Fund may tend to be more volatile than other funds and the value of investments may tend to rise and fall more rapidly.

Floating rate loan liquidity risk

Floating rate loans are generally subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss.

Note 4
Management fee and transactions with affiliates and others

The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvis-ers to handle the investment of the assets of the Fund, subject to the supervision of the Trust’s Board of Trustees. As compensation for its services, the Adviser receives an advisory fee from the Trust. Under the Advisory Agreement, the Fund pays a daily management fee to the Adviser equivalent at an annual rate of 0.700% of the Fund’s aggregate daily net assets. Aggregate net assets include the net

Annual report | Floating Rate Income Fund	33

assets of the Fund and Floating Rate Income Trust, a series of John Hancock Trust. John Hancock Trust is an open-end investment company advised by JHIMS and distributed by an affiliate of JHIMS, John Hancock Distributors, LLC.

The Adviser has a subadvisory agreement with Western Asset Management Company. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the period ended August 31, 2008, were equivalent to an annual effective rate of 0.700% of the Fund’s average daily net assets.

The Adviser has agreed contractually to reimburse for certain fund level expenses that exceed 0.25% of the average annual net assets, or to make a payment to a specific class of shares of the Fund in an amount equal to the amount by which the expenses attributable to such class of shares (excluding taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and fees under any agreement or plans of the Fund dealing with services for shareholders and others with beneficial interests in shares of the Fund) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 1.20% for Class A, 1.95% for Class B, 1.95% for Class C and 0.85% for Class I. Accordingly, the expense reductions related to this expense limitation amounted to $6,610, $4,250, $4,920 and $3,726 for Class A, Class B, Class C and Class I, respectively, for the year ended August 31, 2008. This expense reimbursement shall continue in effect until December 31, 2008, and thereafter until terminated by the Adviser on notice to the Trust.

Pursuant to the Advisory Agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each class at the time the expense was incurred.

The fund administration fees incurred for the period ended August 31, 2008, were equivalent to an annual effective rate of less than 0.01% of the Fund’s average daily net assets.

The Fund has a Distribution Agreement with the Distributor. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes daily payments to the Distributor at an annual rate not to exceed 0.30%, 1.00% and 1.00% of average daily net asset value of Class A, Class B and Class C, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the Financial Industry Regulatory Authority (formerly the National Association of Securities Dealers). Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges. During the period ended August 31, 2008, the Distributor received net up-front sales charges of $14,961 with regard to sales of Class A shares. Of this amount, $3,159 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $11,802 was paid as sales commissions to unrelated broker-dealers.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to the Distributor and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B

34	Floating Rate Income Fund | Annual report

and Class C shares. During the year ended August 31, 2008, CDSCs received by the Distributor amounted to $46 for Class B shares and $252 for Class C shares.

The Fund has a transfer agency agreement with John Hancock Signature Services, Inc. (Signature Services), an indirect subsidiary of MFC. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class’ average daily net assets, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Expenses not directly attributable to a particular class of shares are aggregated and allocated to each class on the basis of its relative net asset value. The Fund pays a monthly fee which is based on an annual rate of $17.50 for each Class A, Class B, Class C and Class I shareholder account.

Signature Services has agreed to limit the transfer agent fees so that such fees do not exceed 0.20% annually of Class A, Class B and Class C share average daily net assets. This agreement is effective until December 31, 2008. Signature Services reserves the right to terminate this limitation in the future. There were no transfer agent fee reductions for Class A, Class B and Class C shares, respectively, during the period ended August 31, 2008.

The Fund receives earnings credits from its transfer agent as a result of uninvested cash balances. These credits are used to reduce a portion of the Fund’s transfer agent fees and out-of-pocket expenses. During the period ended August 31, 2008, the Fund’s transfer agent fees and out-of-pocket expenses were reduced by $5 for transfer agent credits earned.

Class level expenses including the allocation of the transfer agent fees for the period ended August 31, 2008, were as follows:

Share class	Distribution and service fees	Transfer agent fees	Printing and postage fees	Blue sky fees

Class A	$5,793	$3,864	$2,654	$2,281
Class B	1,507	302	1,947	2,281
Class C	13,097	2,616	2,238	2,281
Class I	—	62	1,462	2,281
Class 1	—	—	—	—
Class NAV	—	—	—	—
Total	$20,397	$6,844	$8,301	$9,124

The Adviser and other subsidiaries of John Hancock USA owned 10,238, 10,201, 10,199, 10,256 and 10,261 shares of beneficial interest of Class A, Class B, Class C, Class I and Class 1 on August 31, 2008.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note 5
Trustees’ fees

The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to the Fund based on its average daily net asset value.

Annual report | Floating Rate Income Fund	35

Note 6
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the period ended August 31, 2008, along with the corresponding dollar value.

	Period ended 8-31-08[1]
	Shares	Amount

Class A shares

Sold	1,329,899	$13,206,325
Distributions reinvested	9,729	95,892
Repurchased	(213,580)	(2,097,127)
Net increase	1,126,048	$11,205,090

Class B shares

Sold	58,075	$577,247
Distributions reinvested	600	5,918
Repurchased	(5,208)	(51,078)
Net increase	53,467	$532,087

Class C shares

Sold	754,582	$7,603,991
Distributions reinvested	4,583	45,305
Repurchased	(597,997)	(5,866,593)
Net increase	161,168	$1,782,703

Class I shares

Sold	54,851	$541,500
Distributions reinvested	587	5,779
Net increase	55,438	$547,279

Class 1 shares

Sold	10,000	$100,000
Distributions reinvested	377	3,720
Net increase	10,377	$103,720

Class NAV shares

Sold	51,467,289	$512,243,892
Distributions reinvested	1,441,398	14,251,483
Repurchased	(779,535)	(7,686,341)
Net increase	52,129,152	$518,809,034

Net increase	53,535,650	$532,979,913

[1]	Period from 1-2-08 (commencement of operations) to 8-31-08.

Note 7
Purchases and sales of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended August 31, 2008, aggregated $570,108,558 and $41,165,873, respectively.

36	Floating Rate Income Fund | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Funds II,

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Floating Rate Income Fund, (the Fund) at August 31, 2008 and the results of its operations, the changes in its net assets and the financial highlights for the period from January 2, 2008 (commencement of operations) to August 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these finan-cial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 30, 2008

Annual report | Floating Rate Income Fund	37

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended August 31, 2008.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2008.

Shareholders will be mailed a 2008 U.S. Treasury Department Form 1099-DIV in January 2009. This will reflect the total of all distributions that are taxable for calendar year 2008.

38	Floating Rate Income Fund | Annual report

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

At its meeting on June 27, 2008, the Board, including all of the Independent Trustees, approved the sub-subadvisory agreement (the Sub-Subadvisory Agreement) between Western Asset Management Company (the Subadviser) and Western Asset Management Company Limited (the Sub-Subadviser) relating to the Floating Rate Income Fund (the Fund), a series of John Hancock Funds II (the Trust).

This section describes the evaluation by the Board of Trustees of the Sub-Subadvisory Agreement.

Evaluation by the Board of Trustees

The Board, including the Independent Trustees, is responsible for selecting the Trust’s Adviser, approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust (the Funds) and approving the Trust’s advisory and subadvisory agreements (and any sub-subadvisory agreements), their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1.	the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Funds;

2.	the investment performance of the Funds and their subadvisers;

3.	the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

4.

the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5.	comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with entities that are not affiliated with the Adviser, the Board believes that, in view of the Trust’s manager-of-managers advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arm’s-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (Material Relationships).

In making its determination with respect to the factors that it considers in evaluating the Sub-Subadvisory Agreement, the Board reviewed or considered:

(1)	that the Sub-Subadviser has extensive experience and demonstrated skills as a manager;

(2)	that the Sub-Subadviser is an affiliate of the Subadviser;

Annual report | Floating Rate Income Fund	39

(3)

that the Sub-Subadvisory Agreement between the Sub-Subadviser and the Subadviser is being effected in order to permit the Subadviser to trade certain non-dollar denominated foreign securities for the Fund;

(4)	the investment performance of other Trust or John Hancock Trust funds where the Sub-Subadviser also manages certain assets for these funds;

(5)	the proposed sub-subadvisory fee for the Fund; and

(6)	information relating to the nature and scope of Material Relationships and their significance to the Trust’s adviser and the Sub-Subadviser.

The Board’s decision to approve the Sub-Subadvisory Agreement was based on a number of determinations, including the following:

(1)	The Sub-Subadvisory Agreement will permit the Subadviser to trade certain non-dollar denominated foreign securities for the Fund, which may enhance the performance of the Fund;

(2)

The Sub-Subadviser may generally be expected to provide at least the same level and quality of management services under the Sub-Subadvisory Agreement as the Subadviser does under the Subadvisory Agreement; and

(3)	The subadvisory fee under the Sub-Subadvisory Agreement: (i) is paid by the Subadviser and not by the Fund; and (ii) will not result in any advisory fee increase with respect to the Fund.

40	Floating Rate Income Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth Position(s) held with Fund Principal occupation(s) and other directorships during past 5 years	Trustee of Fund since[1]	Number of John Hancock funds overseen by Trustee

Charles L. Bardelis,[2] Born: 1941	2008	212

Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Trust (since 1988) and former Trustee of John Hancock Funds III (2005–2006).

Peter S. Burgess,[2] Born: 1942	2008	212

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant. Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director of the following publicly traded companies: PMA Capital Corporation (since 2004) and Lincoln Educational Services Corporation (since 2004). Trustee of John Hancock Trust (since 2005), and former Trustee of John Hancock Funds III (2005–2006).

Elizabeth G. Cook,[3] Born: 1937	2008	212

Expressive Arts Therapist, Massachusetts General Hospital (September 2001 to June 2007); Expressive Arts Therapist, Dana Farber Cancer Institute (September 2000 to January 2004); Trustee of John Hancock Trust (since 2005) and former Trustee of John Hancock Funds III (2005–2006).

Theron S. Hoffman,[6] Born: 1947	2008	212

Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief Executive Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd Organization (since 2003); President, Westport Resources Management (2006–2008); Partner/Operating Head & Senior Managing Director, Putnam Investments (2000–2003).

Hassell H. McClellan,[3] Born: 1945	2008	212

Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston College. Trustee of John Hancock Trust (since 2005), former Trustee of John Hancock Funds III (2005–2006) and Trustee of Phoenix Edge Series Fund (since 2008).

James M. Oates,[2] Born: 1946	2008	212

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2006). Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (1995–2007); Investors Bank and Trust (since 1995) and Connecticut River Bancorp, Director (since 1998). Trustee of John Hancock Funds II (since 2005); and Former Trustee of John Hancock Funds III (2005–2006); Director, Phoenix Mutual Funds (since 1998).

Annual report | Floating Rate Income Fund	41

Independent Trustees (continued)

Name, Year of Birth Position(s) held with Fund Principal occupation(s) and other directorships during past 5 years	Trustee of Fund since[1]	Number of John Hancock funds overseen by Trustee

Steven M. Roberts,[6] Born: 1944	2008	212

Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Deputy Director, Board of Governors of the Federal Reserve System (2005–2008); Principal, KPMG (1987–2004).

Trustee Emeritus

Name, Year of Birth Position(s) held with Fund Principal occupation(s) and other directorships during past 5 years	Trustee of Fund since[1]	Number of John Hancock funds overseen by Trustee

John D. Richardson,[4,5] Born: 1938	2008	212

Trustee Emeritus5 (since December 2006); Trustee (prior to December 2006).
Former Trustee of JHT (Retired, December 14, 2006). Former Senior Executive Vice President, Office of the President, MFC, February 2000 to March 2002 (Retired, March, 2002); Executive Vice President and General Manager, U.S. Operations, Manulife Financial, January 1995 to January 2000.

[1]

Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

[2]	Member of Audit Committee.

[3]	Member of Compliance Committee.

[4]	Prior to 1997, Mr. Richardson was a Trustee of Manulife Series Fund, Inc., which merged into JHT on December 31, 1996.

[5]	Mr. Richardson retired as Trustee effective December 14, 2006. On such date, Mr. Richardson became a non-voting Trustee Emeritus.

[6]	Mr. Hoffman and Mr. Roberts were appointed by the Board as Trustees on September 26, 2008.

42	Floating Rate Income Fund | Annual report

Non-Independent Trustees1,2

Name, Year of Birth Position(s) held with Fund Principal occupation(s) and other directorships during past 5 years	Trustee of Fund since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle,[3] Born: 1959	2008	267

Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (the Adviser), John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.) (until 2004).

Grace K. Fey,[4,5] Born: 1946	2008	212

Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier Capital Management Company (1988–2007).

[1]	Each trustee serves until resignation, retirement age or until his or her successor is elected.

[2]	Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

[3]	Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his prior position with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the Adviser.

[4]	Ms. Fey was appointed by the Board as Trustee on September 26, 2008.

[5]

Ms. Fey is an “interested person” (as defined by the 1940 Act) due to a deferred compensation arrangement with her former employer, Frontier Capital Management Company, which is a subadviser of certain funds of John Hancock Funds II and John Hancock Trust.

Principal officers who are not Trustees

Name, Year of Birth Position(s) held with Fund Principal occupation(s) and other directorships during past 5 years	Officer of Fund since

Keith F. Hartstein, Born: 1956	2008

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief Executive Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005); Director, MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Chairman and Director, John Hancock Signature Services, Inc. (since 2005); Director, President and Chief Executive Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Director, Chairman and President, NM Capital Management, Inc. (since 2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.) (2005–2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2008

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since 2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Annual report | Floating Rate Income Fund	43

Principal officers who are not Trustees (continued)

Name, Year of Birth Position(s) held with Fund Principal occupation(s) and other directorships during past 5 years	Officer of Fund since

Francis V. Knox, Jr., Born: 1947	2008

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

Charles A. Rizzo, Born: 1957	2008

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–2007); Vice President, Goldman Sachs (2005–2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005); Director, Tax and Financial Reporting, Deutsche Asset Management (2002–2003); Vice President and Treasurer, Deutsche Global Fund Services (1999–2002).

Gordon M. Shone, Born: 1956	2008

Treasurer
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Treasurer, John Hancock Funds (since 2006), John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003–2005); Vice President, John Hancock Investment Management Services, LLC, John Hancock Advisers, LLC (since 2006) and The Manufacturers Life Insurance Company (U.S.A.) (1998–2000).

John G. Vrysen, Born: 1955	2008

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Senior Vice President, John Hancock Life Insurance Company (since 2004); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2007); Director, Executive Vice President and Chief Operating Officer, John Hancock Investment Management Services, LLC (since 2007); Chief Operating Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Director, Executive Vice President and Chief Financial Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (2005–2007); Director, Executive Vice President and Chief Financial Officer, John Hancock Investment Management Services, LLC (2005–2007); Executive Vice President and Chief Financial Officer, MFC Global (U.S.) (2005–2007); Director, John Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (2005–2007); Vice President and General Manager, John Hancock Fixed Annuities, U.S. Wealth Management (2004–2005); Vice President, Operations, Manulife Wood Logan (2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

44	Floating Rate Income Fund | Annual report

More information

Trustees

James R. Boyle†
Grace K. Fey†
Charles L. Bardelis*
Peter S. Burgess*
Elizabeth G. Cook**
Theron S. Hoffman
Hassell H. McClellan**
James M. Oates*
John D. Richardson, Trustee Emeritus
Steven M. Roberts
*Members of the Audit Committee
**Members of the Compliance Committee
†Non-Independent Trustees

Officers

Keith F. Hartstein
President and Chief Executive Officer
Thomas M. Kinzler
Secretary and Chief Legal Officer
Francis V. Knox, Jr.
Chief Compliance Officer
Charles A. Rizzo
Chief Financial Officer
Gordon M. Shone
Treasurer
John G. Vrysen
Chief Operating Officer

Investment adviser

John Hancock Investment Management
Services, LLC

Subadviser

Western Asset Management Company

Sub-Subadviser

Western Asset Management Company Limited

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered
public accounting firm

PricewaterhouseCoopers LLP

Additional information about your fund is available without charge in several ways. As required by the SEC, you can access proxy voting information and quarterly portfolio information on your fund. The proxy voting information includes a description of proxy voting policies, procedures and information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. The quarterly portfolio information that includes a complete list of the fund’s holdings for the first and third quarters of the fund’s fiscal period is filed on Form N-Q. You have access to this information:

By phone 1-800-225-5291

On the fund’s Website www.jhfunds.com

At the SEC www.sec.gov 1-800-SEC-0330 SEC Public Reference Room

You can also contact us:

Regular mail John Hancock Signature Services, Inc. P.O. Box 9510 Portsmouth, NH 03802-9510

Express mail John Hancock Signature Services, Inc. Mutual Fund Image Operations 164 Corporate Drive Portsmouth, NH 03801

Month-end portfolio holdings are available at www.jhfunds.com.

Annual report | Floating Rate Income Fund	45

Why John Hancock Funds?

For more than three decades, John Hancock Funds has been helping individual, corporate and institutional clients reach their most important financial goals. With so many fund companies to choose from, why should you invest with us?

A name you know and trust

When you invest with John Hancock Funds, you are investing with one of the most recognized and respected names in the financial services industry. Our parent company has been helping individuals and institutions increase and protect wealth since 1862.

Solutions across the investing spectrum

We offer equity, income, international, sector and asset allocation investment solutions managed by leading institutional money managers. Each of our funds utilizes a disciplined, team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals.

Committed to you

Our shareholders come first. We work hard to provide you with the products you need to build a solid financial foundation. We’re proud to offer you award-winning services and tools, like the www.jhfunds.com Web site, to help you every step of the way.

Not part of the annual report

For immediate insight and answers,
turn to www.jhfunds.com

Discover the new and improved www.jhfunds.com.

▪	View accounts, statements and fund information.

▪	Access college and retirement planning calculators and investment education.

▪	Gain investment ideas, expand your knowledge and become a more informed investor.

This is just the beginning of how much you can do.

Now is the ideal time to experience our Web site that received the following recognition in 2006:

“Best Innovation: Redesigned Web Site” by the Mutual Fund Education Alliance.

“Outstanding Web Site” by the Web Marketing Association.

“Creative excellence on the Web, Silver Award winner” by W3.

Discover convenience and comprehensive resources at one easy-to-access location. Your financial professional can steer you to the tools that will help you the most and enable you to transform your knowledge into action.

See how far www.jhfunds.com can take you!

Not part of the annual report

At the heart of John Hancock Funds is
AWARD-WINNING SERVICE

How our exceptional customer service can benefit you:

1	We’re committed to providing you with answers, solving problems and saving you time.

2	We’re ready to go one step further by offering a range of resources so you can build your knowledge and expand your skills.

3	We’re determined to regularly exceed your expectations.

Experience award-winning, world-class service. Consider the recognition that we received in 2006.

▪

John Hancock Signature Services, Inc. (JHSS) is the transfer and shareholder services agent for John Hancock Funds. JHSS was awarded “Best-In-Class” honors and “5-Star” performer status for telephone customer service for all of 2006 from the National Quality Review.

▪	Winner of Source Media’s Fund Operations Awards in the category of Efficiencies/Streamlining.	Let us demonstrate the difference that world-class service can make.
▪	One of four finalists for Best Customer Service Organization, Financial Services at The American Business Awards, “The Stevies.”™

Call our customer service representatives at 1-800-225-5291
Monday to Friday 8:00 A. M. – 7:00 P. M., ET

It will be our pleasure and privilege to help you.

Not part of the annual report

JOHN HANCOCK FAMILY OF FUNDS

DOMESTIC EQUITY

Balanced Fund
Classic Value Fund
Classic Value Fund II
Classic Value Mega Cap Fund
Growth Opportunities Fund
Large Cap Equity Fund
Large Cap Select Fund
Mid Cap Equity Fund
Optimized Value Fund
Rainier Growth Fund
Small Cap Fund
Small Cap Equity Fund
Small Cap Intrinsic Value Fund
Sovereign Investors Fund
U.S. Core Fund
U.S. Global Leaders Growth Fund
Value Opportunities Fund

ASSET ALLOCATION

TARGET RISK

Lifestyle Aggressive Portfolio
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio
Lifestyle Moderate Portfolio

TARGET DATE

Lifecycle 2045 Portfolio
Lifecycle 2040 Portfolio
Lifecycle 2035 Portfolio
Lifecycle 2030 Portfolio
Lifecycle 2025 Portfolio
Lifecycle 2020 Portfolio
Lifecycle 2015 Portfolio
Lifecycle 2010 Portfolio

RETIREMENT INCOME

Lifecycle Retirement Portfolio
Retirement Distribution Portfolio
Retirement Rising Distribution Portfolio

GLOBAL/INTERNATIONAL EQUITY

Global Opportunities Fund
Global Shareholder Yield Fund
Greater China Opportunities Fund
International Allocation Portfolio
International Classic Value Fund
International Core Fund
International Growth Fund

SPECIALTY

Financial Industries Fund
Global Real Estate Fund
Health Sciences Fund
Regional Bank Fund

INCOME

Bond Fund
Floating Rate Income Fund
Government Income Fund
High Yield Fund
Investment Grade Bond Fund
Strategic Income Fund

TAX-FREE INCOME

California Tax-Free Income Fund
High Yield Municipal Bond Fund
Massachusetts Tax-Free Income Fund
New York Tax-Free Income Fund
Tax-Free Bond Fund

MONEY MARKET

Money Market Fund

CLOSED-END

Bank and Thrift Opportunity Fund
Income Securities Trust
Investors Trust
Patriot Premium Dividend Fund II
Preferred Income Fund
Preferred Income II Fund
Preferred Income III Fund
Tax-Advantaged Dividend Income Fund
Tax-Advantaged Global Shareholder Yield Fund

The Fund’s investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

Not part of the annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Floating Rate Income Fund.	3280A 8/08
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	10/08

John Hancock

Optimized Value Fund

Annual Report

8.31.08

CEO corner

Your fund at a glance	page 1

Managers’ report	page 2

ANNUAL REPORT

Discussion of Fund performance	page 6

A look at performance	page 7

Your expenses	page 9

Portfolio summary	page 11

Fund’s investments	page 12

Financial statements	page 16

Notes to financial statements	page 26

Trustees and Officers	page 40

More information	page 44

To Our Shareholders,

The financial markets battled a laundry list of ills and produced negative results in a volatile 12 months ended August 31, 2008. The worst U.S. housing slump since the Great Depression, combined with a subprime mortgage-induced credit crunch, an anemic economy bordering on recession and skyrocketing oil prices for much of the period, sent the markets tumbling into bear market territory in early July. For the year ended August 31, 2008, the Standard & Poor’s 500 Index returned –11.14%, led down by financial stocks, which were the most severely impacted by the credit crisis. The pain was felt in financial markets around the world, amid infl ation fears and concerns about the spillover effects of the widening U.S. credit woes.

Bonds held up much better in the 12-month period, as the Federal Reserve Board cut interest rates seven times between September 2007 and April 2008 to help bolster the economy and made other efforts to provide liquidity to the credit markets. For the 12 months ended August 31, 2008, the Lehman Brothers U.S. Aggregate Index — a broad measure of bond market performance — returned 5.86%. It’s worth noting that the10-year return for bonds, including Treasuries, has now eclipsed the 10-year return of stocks, a very rare occurrence. In every instance when this has happened in the past, stocks went on to outperform both bonds and Treasuries over the ensuing 10-year period. Of course, there’s no guarantee that that will occur this time.

Just weeks after the Fund’s reporting period ended, volatility spiked even further, as the credit markets virtually ground to a halt amid investors’ growing concerns about the extent and duration of financial companies’ mortgage losses — and about their ability to carry on. The fears mounted in a period of extraordinary volatility starting in mid-September in response to the sale, bankruptcy, takeover or reorganization of numerous renowned financial institutions. Top among them was the U.S. government’s takeover of mortgage giants Fannie Mae and Freddie Mac and insurance giant AIG. In reaction, the Dow Jones Industrial Average experienced wild swings — up and down days of several hundred points a day.

Even a much-anticipated $700 billion rescue package approved in early October by the U.S. government to shore up the financial system and restore investor confidence did little to calm the markets. The contagion spread overseas, where markets worldwide plunged as European and other foreign governments began taking dramatic steps to bolster their ailing banks and avoid a global recession.

Recent events, as trying as they have been, are a vivid example of the importance of keeping a long-term perspective and sticking to your investment goals. With negative sentiment abounding and the prospect for continued volatility quite real, the impulse to flee is understandable. But we urge you to stay the course and keep a well-diversified portfolio, along with a longer-term investment perspective. Leaving the market can mean missing out on the inevitable moves up. Working with your investment professional on your long-term plan is especially critical in turbulent times to avoid making emotional decisions.

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of October 21, 2008. They are subject to change at any time.

Not part of the annual report

Your fund at a glance

The Fund seeks long-term capital appreciation by normally investing at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital. These companies have a market capitalization range at the time of investment equal to the range of the Fund’s benchmark Russell 1000 Value Index. The subadviser uses both qualitative and quantitative analysis to determine the best investment values, emphasizing securities that may have been undervalued by the market.

          Over the last twelve months

➢	The U.S. stock market slid sharply, as the economy slowed and credit problems mounted.

➢	Financials, the largest sector in the Russell 1000 Value Index, took the hardest hit of all, but losses were also sizable in the durables, technology, telecommunications and consumer services sectors.

➢	The Fund lagged the Russell Index, hurt by disappointing stock selection in financials, capital goods and energy.

          John Hancock Optimized Value Fund

          Fund performance for the year ended August 31, 2008.

Total returns for the Fund are at net asset value with all distributions reinvested. These returns do not reflect the deduction of the maximum sales charge, which would re duce the performance shown above.

[1]	From inception December 31, 2007 through August 31, 2008.

Past performance is no guarantee of future results.

Top 10 holdings

Exxon Mobil Corp.	3.7%

ConocoPhillips	2.9%

Williams Companies, Inc.	2.9%

General Electric Company	2.6%

Yum! Brands, Inc.	2.5%

Embarq Corp.	2.4%

CenturyTel, Inc.	2.2%

State Street Corp.	2.0%

AT&T, Inc.	1.9%

Abbott Laboratories	1.7%

As a percentage of net assets on August 31, 2008.

Not part of the annual report	1

Managers’ report

John Hancock
Optimized Value Fund

U.S. stocks were down sharply for the year ended August 31, 2008.

Losses were especially dramatic among financial services stocks, as well-publicized problems in the credit markets slashed earnings expectations for companies across the sector. Slowing U.S. economic growth also raised concerns about weakening trends for consumer and corporate spending, leading to sizable declines in consumer-related and technology stocks. Only a few sectors produced modest gains. Energy stocks benefited from rising oil and gas prices, while utilities gained as investors searched for defensive investments as the economy continued to slow. Companies with foreign exposure also held up well as the U.S. dollar weakened. The Standard & Poor’s 500 Index closed the 12-month period with a –11.14% return.

Review of performance

The Russell 1000 Value Index, which tracks the performance of large-cap stocks with value characteristics, returned –14.66% over the 12 months ended August 31, 2008. A sizable portion of these losses came from the financial services sector, which represented between 25% and 30% of the index’s assets and returned –37% for the year. During the same period, John Hancock Optimized Value Fund’s Class 1 and Class NAV shares returned –18.77% and –18.82%, respectively, at net asset value. The Morningstar, Inc. large value category average return was –14.62%.[1] The Fund’s Class A, Class B, Class C and Class I shares,

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE … AND WHAT’S BEHIND THE NUMBERS

XL Capital	▼	Exposure to beleaguered bond insurance business

Trinity Industries	▼	Pressure from slowing economy on orders

Embarq	▲	Improved free cash flows, increased dividend

2	Not part of the annual report

From the Portfolio Management Team

MFC Global Investment Management (U.S.A.) Limited

which were launched on December 31, 2007 returned –13.56%, –14.03%, –14.03% and –13.36%, respectively, for the eight months ended August 31, 2008. Over the same period, the Russell 1000 Value Index returned –12.42% and the Morningstar large value peer group returned –12.71%.

“U.S. stocks were down sharply for the year ended August 31, 2008.”

Disappointment from valuation factor

Stock selection was disappointing due to weak performance from the valuation factor in our quantitative model. We use this model, in combination with fundamental analysis, to help us find attractively priced stocks with strong long-term return prospects. The model ranks the 1,000 largest and most liquid stocks on the New York Stock Exchange, based on several key factors. One of the most important factors is valuation, which assesses stock prices relative to earnings and other measures based on consensus reports from analysts. The valuation factor, however, faltered in the financial services sector because analysts were slow to lower earnings estimates. The fact that financials were such a large weighting in both the index and the Fund further exacerbated the impact of the valuation-related problems.

Negative stock selection from financials

The market’s worst performers over the 12-month period were financials, including mortgage and bond insurers, brokerage firms, banks with sub-prime mortgage loan exposure and real estate investment trusts. Among the Fund’s biggest detractors were E*Trade Financial Corp., a retail discount broker; First Marblehead Corp., a student loan company; and XL Capital, Ltd., an insurer. E*Trade suffered from its exposure to the subprime mortgage market. As that market collapsed, the company was forced to raise capital by issuing new shares, diluting the value of existing

Not part of the annual report	3

shares. First Marblehead, which packages student loans and turns them into securities, found its business drying up as the credit markets began to tighten. XL Capital, an insurer, suffered from its stake in SCA Capital, a bond insurer that came under tremendous pressure as the mortgage-related products they insured declined in credit quality. We sold all three holdings before period end.

Further disappointments from capital goods and energy

Stock selection within capital goods and energy also detracted from 12-month returns. Among the weakest performers was Terex Corp., a construction equipment company hurt by the slowing global economy. Trinity Industries, Inc., which supplies railroad cars, fell dramatically in late 2007 as investors anticipated that the weak economy would hurt demand for its products. We exited the position. In the energy sector, we were underexposed on average to Occidental Petroleum Corp., a globally diversified exploration-and-production company, which benefited from rising commodity prices. Instead, our model directed us toward more attractively valued stocks, including refiners like Valero Energy Corp. and Western Refining, Inc. Unfortunately, crude oil prices rose faster than prices at the pumps, which hurt refiners’ profit margins. We sold both names. Some of these losses were offset by gains from natural gas drillers, including Unit Corp., whose land-based drilling business surged along with rising commodity prices.

SECTOR DISTRIBUTION[2]

Financial	25%

Energy	18%

Consumer Non-cyclical	17%

Industrial	15%

Communications	9%

Consumer Cyclical	6%

Technology	5%

Utilities	4%

Short-term investments & other	1%

Leadership from telecom and health care

The Fund’s model worked well in telecom and health care, directing us toward positive performers and away from detractors. In telecom, not owning Sprint Nextel Corp., a well-known wireless company that is a large index component, helped as the stock plunged. The Fund further benefited from stakes in Embarq Corp. and CenturyTel, Inc., rural wireline carriers, which benefited as improved free cash flows led each company to increase its dividends. In health care, our underweight in large pharmaceuticals companies aided returns, as many were pressured by growing competition from generic drugs. We also did well by avoiding health insurers, which were hurt by slowing subscriber growth rates. Certain health care holdings also aided returns,

4	Not part of the annual report

“Stock selection was disappointing due to weak performance from the valuation factor in our quantitative model.”

including Baxter International, Inc., a pharmaceuticals and medical equipment company that generated strong earnings growth. Elsewhere, Herbalife, Ltd., a natural vitamin and supplement company that is not in the Russell index, rallied nicely, buoyed by successful new product releases as well as mounting global interest in health products.

Outlook

It is clear that the U.S. is going through a lengthy period of deleveraging. Wall Street is being forced to consolidate and sell assets. Capital requirements will rise and regulation will tighten. These steps over time will help restore global confidence in the U.S. financial sector, which will have broader positive implications to the economy as a whole.

In periods of extreme uncertainty, fear can run rampant, but these times can also provide opportunities. We are constructive on the U.S. markets in the long term; however, the events that caused the current credit crisis and the proscribed remedies will take time to work through the system. As a result, we do expect to face ongoing volatility in the near term. Our plan is to use our disciplined investment strategy to help us find companies that can generate earnings through a tough economic environment and weak credit markets.

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

[1]	Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

[2]	As a percentage of net assets on August 31, 2008.

Not part of the annual report	5

Discussion of Fund performance

By MFC Global Investment Management (U.S.A.) Limited

U.S. stocks were down sharply for the year ended August 31, 2008. Losses were especially dramatic among financial services stocks, as well-publicized problems in the credit markets slashed earnings expectations for companies across the sector. Slowing U.S. economic growth also hurt consumer-related and technology stocks. Only a few sectors produced modest gains. Energy stocks benefited from rising oil and gas prices, while utilities gained as investors searched for defensive investments as the economy slowed. Companies with foreign exposure also held up well as the U.S. dollar weakened. The Standard & Poor’s 500 Index closed the 12-month period with a –11.14% return.

“U.S. stocks were down sharply for the year ended August 31, 2008.”

The Russell 1000 Value Index, which had between 25% and 30% of its assets in the beleaguered financial sector, returned –14.66% for the same year. The Morningstar, Inc. large value category average return was –14.62%. By comparison, John Hancock Optimized Value Fund’s Class 1 and Class NAV shares returned –18.77% and –18.82%, respectively, at net asset value. The Fund’s Class A, Class B, Class C and Class I shares, which were launched on December 31, 2007, returned –13.56%, –14.03%, –14.03% and –13.36%, respectively, at net asset value for the eight months ended August 31, 2008. For the 12-month period, the Fund was hurt by disappointing stock selection, especially in financials. Detractors included XL Capital Corp., an insurer, hurt by its exposure to a bond insurer. The Fund lost further ground versus the Russell 1000 Value Index from capital goods and energy. Trinity Industries, Inc., a rail car manufacturer, fell sharply as the economy slowed. We sold both names before period end. Stock selection in telecommunications and health care was positive. Winners included Embarq Corp., a rural wireline carrier, whose improved cash flows led to increased dividends, and Baxter International, Inc., a pharmaceuticals and medical equipment company that generated strong earnings growth.

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

6	Optimized Value Fund | Annual report

A look at performance

For the periods ended August 31, 2008

		Average annual returns (%) with maximum sales charge (POP)				Cumulative total returns (%) with maximum sales charge (POP)

Class	Inception date	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception

A	12-31-07	—	—	—	—	—	—	—	–17.89

B	12-31-07	—	—	—	—	—	—	—	–18.33

C	12-31-07	—	—	—	—	—	—	—	–14.89

I1	12-31-07	—	—	—	—	—	—	—	–13.36

1[1]	10-15-05	–18.77	—	—	2.53	–18.77	—	—	7.45

NAV[1]	10-15-05	–18.82	—	—	2.55	–18.82	—	—	7.52

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I, Class 1 and Class NAV shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until December 31, 2008. The net expenses are as follows: Class A — 1.29%, Class B — 1.99%, Class C — 1.99%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 1.34%, Class B — 2.04%, Class C — 2.04%. For the other classes, the net expenses equal the gross expenses and are as follows: Class I — 0.74%, Class 1 — 0.74%, Class NAV — 0.69%.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month end performance data, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses increase and results would have been less favorable.

[1]	For certain types of investors as described in the Fund’s Class I, Class 1 and Class NAV share prospectuses.

Annual report | Optimized Value Fund	7

A look at performance

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Optimized Value Fund Class NAV2 shares for the period indicated. For comparison, we’ve shown the same investment in the Russell 1000 Value Index.

Class	Period beginning	Without sales charge	With maximum sales charge	Index

A	12-31-07	$8,644	$8,211	$8,758

B	12-31-07	8,597	8,167	8,758

C	12-31-07	8,597	8,511	8,758

I2	12-31-07	8,664	8,664	8,758

1[2]	10-15-05	10,745	10,745	11,311

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class A, Class B, Class C, Class I and Class 1 shares, respectively, as of August 31, 2008. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

[1]	NAV represents net asset value.

[2]	For certain types of investors as described in the Fund’s Class NAV, Class I and Class 1 share prospectuses.

8	Optimized Value Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪	Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪	Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2008, with the same investment held until August 31, 2008.

	Account value on 3-1-08	Ending value on 8-31-08	Expenses paid during period ended 8-31-08	[1]

Class A	$1,000.00	$949.40	$6.32

Class B	1,000.00	945.60	9.68

Class C	1,000.00	946.40	9.69

Class I	1,000.00	950.90	4.22

Class 1	1,000.00	952.30	3.63

Class NAV	1,000.00	951.60	3.38

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2008, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

Annual report | Optimized Value Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on March 1, 2008, with the same investment held until August 31, 2008. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value on 3-1-08	Ending value on 8-31-08	Expenses paid during period ended 8-31-08	[1]

Class A	$1,000.00	$1,018.70	$6.55

Class B	1,000.00	1,015.20	10.03

Class C	1,000.00	1,015.20	10.03

Class I	1,000.00	1,020.80	4.37

Class 1	1,000.00	1,021.40	3.76

Class NAV	1,000.00	1,021.70	3.51

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

[1]

Expenses are equal to the Fund’s annualized expense ratio of 1.29%, 1.98%, 1.98%, 0.86%, 0.74% and 0.69% for Class A, Class B, Class C, Class I, Class 1 and Class NAV, respectively, multiplied by the average account value over the period, multiplied by number of days in the period, and divided by 366 (to reflect the one-half year period).

10	Optimized Value Fund | Annual report

Portfolio summary

Top 10 holdings[1]

Exxon Mobil Corp.	3.7%

ConocoPhillips	2.9%

Williams Companies, Inc.	2.9%

General Electric Company	2.6%

Yum! Brands, Inc.	2.5%

Embarq Corp.	2.4%

CenturyTel, Inc.	2.2%

State Street Corp.	2.0%

AT&T, Inc.	1.9%

Abbott Laboratories	1.7%

Sector distribution[1]

Financial	25%

Energy	18%

Consumer Non-cyclical	17%

Industrial	15%

Communications	9%

Consumer Cyclical	6%

Technology	5%

Utilities	4%

Short-term investments & other	1%

[1]	As a percentage of net assets on August 31, 2008.

Annual report | Optimized Value Fund	11

Fund’s investments

FINANCIAL STATEMENTS

Securities owned by the Fund on 8-31-08

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 99.45%		$758,927,271

(Cost $761,598,874)

Aerospace 2.12%		16,199,553

Goodrich Corp.	141,238	$7,238,447

Lockheed Martin Corp.	76,959	8,961,106

Agriculture 1.57%		11,943,059

Bunge, Ltd.	85,980	7,683,173

The Mosaic Company	39,909	4,259,886

Air Travel 0.18%		1,328,515

Delta Air Lines, Inc. *	163,409	1,328,515

Banking 4.44%		33,884,170

Bank of America Corp.	333,082	10,372,173

Hudson City Bancorp, Inc.	283,663	5,230,746

Unibanco — Uniao De Bancos Brasileiros SA, ADR *	92,832	11,098,994

Washington Federal, Inc.	416,846	7,182,257

Buildings 0.38%		2,907,361

Desarrolladora Homex SA de CV *	57,401	2,907,361

Business Services 1.33%		10,166,301

Alliance Data Systems Corp. *	158,255	10,166,301

Chemicals 0.67%		5,098,876

OM Group, Inc. *	137,436	5,098,876

Computers & Business Equipment 1.85%		14,108,145

Hewlett-Packard Company	153,631	7,208,367

International Business Machines Corp.	56,681	6,899,778

Cosmetics & Toiletries 2.91%		22,194,700

Colgate-Palmolive Company	119,527	9,087,638

Procter & Gamble Company	187,861	13,107,062

Crude Petroleum & Natural Gas 3.19%		24,369,528

Apache Corp.	75,228	8,604,579

Occidental Petroleum Corp.	98,721	7,834,498

XTO Energy, Inc.	157,319	7,930,451

12	Optimized Value Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Issuer	Shares	Value

Electrical Equipment 1.04%		$7,935,824

Cooper Industries, Ltd., Class A	166,579	7,935,824

Electrical Utilities 3.98%		30,386,234

DPL, Inc.	375,402	9,317,478

Edison International	245,296	11,263,992

Mirant Corp. *	331,466	9,804,764

Electronics 1.32%		10,049,862

Amphenol Corp., Class A	211,487	10,049,862

Financial Services 11.74%		89,609,511

Bank of New York Mellon Corp.	283,782	9,821,695

Federated Investors, Inc., Class B	277,849	9,291,271

Goldman Sachs Group, Inc.	69,278	11,359,514

JP Morgan Chase & Company	257,841	9,924,300

MasterCard, Inc., Class A	36,101	8,756,297

State Street Corp.	223,726	15,139,538

TD Ameritrade Holding Corp. *	637,910	13,032,501

Visa, Inc.	65,903	5,002,038

Wells Fargo & Company	240,580	7,282,357

Gas & Pipeline Utilities 2.90%		22,112,823

Williams Companies, Inc.	715,857	22,112,823

Healthcare Products 4.95%		37,771,839

Baxter International, Inc.	162,168	10,988,504

Gen-Probe, Inc. *	155,151	9,270,272

Herbalife, Ltd.	266,903	12,571,131

Johnson & Johnson	70,168	4,941,932

Healthcare Services 1.51%		11,528,309

DaVita, Inc. *	89,462	5,134,224

Express Scripts, Inc. *	87,101	6,394,085

Holdings Companies/Conglomerates 2.61%		19,946,701

General Electric Company	709,847	19,946,701

Hotels & Restaurants 2.48%		18,918,107

Yum! Brands, Inc.	530,216	18,918,107

Household Products 1.08%		8,260,324

Jarden Corp. *	321,789	8,260,324

Industrial Machinery 1.39%		10,611,463

Flowserve Corp.	41,816	5,524,730

Terex Corp. *	101,148	5,086,733

Insurance 8.41%		64,205,201

ACE, Ltd. *	112,635	5,925,727

American Financial Group, Inc.	244,624	6,979,123

Arch Capital Group, Ltd. *	81,680	5,697,997

Endurance Specialty Holdings, Ltd.	190,562	6,216,133

Genworth Financial, Inc., Class A	437,959	7,029,242

ING Groep NV, SADR	245,601	7,650,471

See notes to financial statements	Annual report | Optimized Value Fund	13

FINANCIAL STATEMENTS

Issuer	Shares	Value

Insurance (continued)

RenaissanceRe Holdings, Ltd.	157,910	$8,007,616

The Travelers Companies, Inc.	94,552	4,175,416

Willis Group Holdings, Ltd.	363,843	12,523,476

International Oil 9.37%		71,510,883

Chevron Corp.	135,398	11,687,556

ConocoPhillips	270,612	22,328,196

Exxon Mobil Corp.	356,821	28,549,248

Sasol, Ltd., SADR	162,682	8,945,883

Internet Content 0.25%		1,924,970

Google, Inc., Class A *	4,155	1,924,970

Leisure Time 0.99%		7,555,989

Walt Disney Company	233,570	7,555,989

Life Sciences 1.45%		11,034,671

PerkinElmer, Inc.	388,408	11,034,671

Manufacturing 1.44%		10,992,749

Honeywell International, Inc.	219,110	10,992,749

Mining 0.73%		5,563,044

Anglo American PLC, ADR	209,137	5,563,044

Petroleum Services 2.37%		18,050,054

ENSCO International, Inc.	134,848	9,139,998

Petro-Canada	201,859	8,910,056

Pharmaceuticals 2.82%		21,525,003

Abbott Laboratories	231,953	13,321,061

Pfizer, Inc.	429,301	8,203,942

Real Estate 1.83%		13,980,759

Boston Properties, Inc., REIT	25,309	2,593,413

SL Green Realty Corp., REIT	132,411	11,387,346

Retail Trade 2.46%		18,738,771

CVS Caremark Corp.	223,304	8,172,926

The TJX Companies, Inc.	291,552	10,565,845

Sanitary Services 3.08%		23,502,339

Allied Waste Industries, Inc. *	931,824	12,523,715

Stericycle, Inc. *	185,137	10,978,624

Semiconductors 1.04%		7,938,702

PMC-Sierra, Inc. *	882,078	7,938,702

Software 0.73%		5,523,332

Nuance Communications, Inc. *	349,578	5,523,332

Steel 0.65%		4,984,270

United States Steel Corp.	37,456	4,984,270

Telecommunications Equipment & Services 3.56%		27,185,786

Amdocs, Ltd. *	299,413	9,039,278

Embarq Corp.	384,786	18,146,508

14	Optimized Value Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Issuer	Shares	Value

Telephone 4.04%		$30,855,843

AT&T, Inc.	448,443	14,345,690

CenturyTel, Inc.	427,392	16,510,153

Tobacco 0.59%		4,523,700

Altria Group, Inc.	215,107	4,523,700

Issuer, description, maturity date	Principal amount	Value

Short term investments 0.42%		$3,237,811

(Cost $3,237,811)

Societe Generale North America, Inc. 2.10% due 09/02/2008	$3,238,000	3,237,811

Total investments (Cost $764,836,685)† 99.87%		$762,165,082

Other assets in excess of liabilities 0.13%		$988,972

Total net assets 100.00%		$763,154,054

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipts
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SADR	Sponsored American Depositary Receipts

*	Non-Income Producing

†

At August 31, 2008, the aggregate cost of investment securities for federal income tax purposes was $768,029,413. Net unrealized depreciation aggregated $5,864,331, of which $41,884,666 related to appreciated investment securities and $47,748,997 related to depreciated investment securities.

See notes to financial statements	Annual report | Optimized Value Fund	15

Financial statements

FINANCIAL STATEMENTS

Statement of assets and liabilities 8-31-08

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum public offering price per share.

Assets

Investments at value (Cost $764,836,685)	$762,165,082
Receivable for fund shares sold	9,720
Dividends and interest receivable (net of tax)	1,239,867
Receivable for security lending income	5,080
Receivable due from adviser	919
Other assets	13,363

Total assets	763,434,031

Liabilities

Due to custodian	3,231
Payable for fund shares repurchased	184,526
Payable to affiliates
Fund administration fees	14,288
Transfer agent fees	17
Trustees’ fees	93
Other payables and accrued expenses	77,822

Total liabilities	279,977

Net assets

Capital paid-in	$921,688,219
Undistributed net investment income	8,653,707
Accumulated net realized loss on investments and foreign currency transactions	(164,516,210)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(2,671,662)

Net assets	$763,154,054

16	Optimized Value Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Statement of assets and liabilities (continued)

Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class A
Net assets	$48,593
Shares outstanding	3,755
Net asset value and redemption price per share	$12.94

Class B1
Net assets	$10,134
Shares outstanding	787
Net asset value and offering price per share	$12.87	[2]

Class C1
Net assets	$8,601
Shares outstanding	668
Net asset value and offering price per share	$12.87	[2]

Class I
Net assets	$8,666
Shares outstanding	668
Net asset value, offering price and redemption price per share	$12.97

Class 1
Net assets	$69,346,376
Shares outstanding	5,344,591
Net asset value, offering price and redemption price per share	$12.98

Class NAV
Net assets	$693,731,684
Shares outstanding	53,426,909
Net asset value, offering price and redemption price per share	$12.98

Maximum public offering price per share

Class A (net asset value per share ÷ 95%)[3]	$13.62

[1]	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

[2]	Net assets and shares outstanding have been rounded for presentation purposes. The net asset value is as reported on August 31, 2008.

[3]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Optimized Value Fund	17

FINANCIAL STATEMENTS

Statement of operations For the year ended 8-31-08

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$18,180,955
Interest	475,332
Securities lending	150,845
Income from affiliated issuers	34,054
Less foreign taxes withheld	(304,363)

Total investment income	18,536,823

Expenses

Investment management fees (Note 4)	5,048,879
Distribution and service fees (Note 4)	42,857
Transfer agent fees (Note 4)	60
Fund administration fees (Note 4)	117,287
Blue sky fees (Note 4)	9,124
Audit and legal fees	54,837
Printing and postage fees (Note 4)	7,824
Custodian fees	82,265
Trustees’ fees (Note 5)	7,918
Registration and filing fees	28,956
Miscellaneous	8,104

Total expenses	5,408,111
Less expense reductions (Note 4)	(16,902)
Less transfer agency credits (Note 4)	(2)

Net expenses	5,391,207

Net investment income	13,145,616

Realized and unrealized loss

Net realized loss on
Investments in unaffiliated issuers	(160,141,668)
Foreign currency transactions	(675)

(160,142,343)

Change in net unrealized appreciation (depreciation) of
Investments	(16,763,846)
Translation of assets and liabilities in foreign currencies	(59)

(16,763,905)

Net realized and unrealized loss	(176,906,248)

Decrease in net assets from operations	($163,760,632)

18	Optimized Value Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year ended 8-31-07	Year ended 8-31-08

Increase (decrease) in net assets

From operations
Net investment income	$11,755,356	$13,145,616
Net realized gain (loss)	61,580,398	(160,142,343)
Change in net unrealized appreciation (depreciation)	(15,018,119)	(16,763,905)

Increase (decrease) in net assets resulting from operations	58,317,635	(163,760,632)

Distributions to shareholders
From net investment income
Class 1	(1,260,172)	(1,551,400)
Class NAV	(5,564,010)	(12,179,658)
From net realized gain
Class 1	(4,979,138)	(6,958,131)
Class NAV	(21,793,012)	(52,962,770)

Total distributions	(33,596,332)	(73,651,959)

From Fund share transactions (Note 6)	302,639,097	215,089,065

Total increase (decrease)	327,360,400	(22,323,526)

Net assets

Beginning of year	458,117,180	785,477,580

End of year	$785,477,580	$763,154,054

Undistributed net investment income	$9,223,883	$8,653,707

See notes to financial statements	Annual report | Optimized Value Fund	19

FINANCIAL STATEMENTS

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the beginning of the period.

CLASS A SHARES

Period ended	8-31-08	[1]

Per share operating performance

Net asset value, beginning of period	14.97
Net investment income	0.10	[2]
Net realized and unrealized loss on investments	(2.13)
Total from investment operations	(2.03)
Net asset value, end of period	$12.94
Total return (%)	(13.56)[3,4]

Ratios and supplemental data

Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	28.82	[6]
Expenses net of all fee waivers	1.29	[6]
Expenses net of all fee waivers and credits	1.29	[6]
Net investment income	1.22	[6]
Portfolio turnover (%)	159

[1]	Class A shares began operations on 12-31-07.

[2]	Based on the average of the shares outstanding.

[3]	Total returns would have been lower had certain expenses not been reduced during the period shown.

[4]	Not annualized.

[5]	Less than $500,000.

[6]	Annualized.

20	Optimized Value Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Financial highlights

CLASS B SHARES

Period ended	8-31-08	[1]

Per share operating performance

Net asset value, beginning of period	14.97
Net investment income	0.03	[2]
Net realized and unrealized loss on investments	(2.13)
Total from investment operations	(2.10)
Net asset value, end of period	$12.87
Total return (%)	(14.03)[3,4]

Ratios and supplemental data

Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	71.10	[6]
Expenses net of all fee waivers	1.99	[6]
Expenses net of all fee waivers and credits	1.99	[6]
Net investment income	0.43	[6]
Portfolio turnover (%)	159

[1]	Class B shares began operations on 12-31-07.

[2]	Based on the average of the shares outstanding.

[3]	Total returns would have been lower had certain expenses not been reduced during the period shown.

[4]	Not annualized.

[5]	Less than $500,000.

[6]	Annualized.

See notes to financial statements	Annual report | Optimized Value Fund	21

FINANCIAL STATEMENTS

Financial highlights

CLASS C SHARES

Period ended	8-31-08	[1]

Per share operating performance

Net asset value, beginning of period	14.97
Net investment income	0.03	[2]
Net realized and unrealized loss on investments	(2.13)
Total from investment operations	(2.10)
Net asset value, end of period	$12.87
Total return (%)	(14.03)[3,4]

Ratios and supplemental data

Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	72.97	[6]
Expenses net of all fee waivers	1.99	[6]
Expenses net of all fee waivers and credits	1.99	[6]
Net investment income	0.43	[6]
Portfolio turnover (%)	159

[1]	Class C shares began operations on 12-31-07.

[2]	Based on the average of the shares outstanding.

[3]	Total returns would have been lower had certain expenses not been reduced during the period shown.

[4]	Not annualized.

[5]	Less than $500,000.

[6]	Annualized.

22	Optimized Value Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Financial highlights

CLASS I SHARES

Period ended	8-31-08	[1]

Per share operating performance

Net asset value, beginning of period	14.97
Net investment income	0.14	[2]
Net realized and unrealized loss on investments	(2.14)
Total from investment operations	(2.00)
Net asset value, end of period	$12.97
Total return (%)	(13.36)[3,4]

Ratios and supplemental data

Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	71.55	[6]
Expenses net of all fee waivers	0.84	[6]
Expenses net of all fee waivers and credits	0.84	[6]
Net investment income	1.59	[6]
Portfolio turnover (%)	159

[1]	Class I shares began operations on 12-31-07.

[2]	Based on the average of the shares outstanding.

[3]	Total returns would have been lower had certain expenses not been reduced during the period shown.

[4]	Not annualized.

[5]	Less than $500,000.

[6]	Annualized.

See notes to financial statements	Annual report | Optimized Value Fund	23

FINANCIAL STATEMENTS

Financial highlights

CLASS 1 SHARES

Period ended	8-31-06	[1]	8-31-07	8-31-08

Per share operating performance

Net asset value, beginning of period	$14.09		$16.56	$17.55
Net investment income[2]	0.22		0.31	0.24
Net realized and unrealized gain (loss) on investments	2.31		1.68	(3.32)
Total from investment operations	2.53		1.99	(3.08)
Less distributions
From net investment income	(0.06)		(0.20)	(0.27)
From net realized gain	—	[3]	(0.80)	(1.22)
Total distributions	(0.06)		(1.00)	(1.49)
Net asset value, end of period	$16.56		$17.55	$12.98
Total return (%)[4]	17.98	[5]	12.12	(18.77)

Ratios and supplemental data

Net assets, end of period (in millions)	$96		$106	$69
Ratios (as a percentage of average net assets):
Expenses before reductions	0.79	[6]	0.74	0.73
Expenses net of all fee waivers	0.79	[6]	0.74	0.73
Expenses net of all fee waivers and credits	0.79	[6]	0.74	0.73
Net investment income	1.62	[6]	1.75	1.63
Portfolio turnover (%)	127		169	159

[1]	Class 1 shares began operations on 10-15-05.

[2]	Based on the average of the shares outstanding.

[3]	Less than $0.01 per share.

[4]	Assumes dividend reinvestment.

[5]	Not annualized.

[6]	Annualized.

24	Optimized Value Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Financial highlights

CLASS NAV SHARES

Period ended	8-31-06	[1]	8-31-07	8-31-08

Per share operating performance

Net asset value, beginning of period	$14.09		$16.56	$17.57
Net investment income[2]	0.24		0.32	0.25
Net realized and unrealized gain (loss) on investments	2.29		1.69	(3.34)
Total from investment operations	2.53		2.01	(3.09)
Less distributions
From net investment income	(0.06)		(0.20)	(0.28)
From net realized gain	—	[3]	(0.80)	(1.22)
Total distributions	(0.06)		(1.00)	(1.50)
Net asset value, end of period	$16.56		$17.57	$12.98
Total return (%)[4]	17.98	[5]	12.26	(18.82)

Ratios and supplemental data

Net assets, end of period (in millions)	$362		$680	$694
Ratios (as a percentage of average net assets):
Expenses before reductions	0.74	[6]	0.69	0.69
Expenses net of all fee waivers	0.74	[6]	0.69	0.69
Expenses net of all fee waivers and credits	0.74	[6]	0.69	0.69
Net investment income	1.73	[6]	1.81	1.69
Portfolio turnover (%)	127		169	159

[1]	Class NAV shares began operations on 10-15-05.

[2]	Based on the average of the shares outstanding.

[3]	Less than $0.01 per share.

[4]	Assumes dividend reinvestment.

[5]	Not annualized.

[6]	Annualized.

See notes to financial statements	Annual report | Optimized Value Fund	25

Notes to financial statements

Note 1
Organization

John Hancock Optimized Value Fund (the Fund), formerly the Quantitative Value Fund, is a series of John Hancock Funds II (the Trust or JHF II). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end investment management company. The investment objective of the Fund is to seek long-term capital appreciation.

John Hancock Life Insurance Company of New York (John Hancock New York) is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (John Hancock USA). John Hancock USA and John Hancock New York are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company (Manulife), which in turn is a wholly owned subsidiary of Manulife Financial Corporation (MFC), a publicly traded company. MFC and its subsidiaries are known collectively as “Manulife Financial.”

John Hancock Investment Management Services, LLC (the Adviser), a Delaware limited liability company controlled by John Hancock USA, serves as investment adviser for the Trust and John Hancock Funds, LLC (the Distributor), a Delaware limited liability company, an affiliate of the Adviser, serves as principal underwriter.

The Board of Trustees have authorized the issuance of multiple classes of shares of the Fund, including classes designated as Class A, Class B, Class C, Class I, Class 1 and Class NAV shares. Class A, Class B and Class C shares are open to all retail investors. Class I shares are offered without any sales charge to various institutional and certain individual investors. Class 1 shares are sold only to certain exempt separate accounts of John Hancock USA and John Hancock New York. Class NAV shares are sold to affiliated funds of funds, which are funds of funds within the John Hancock funds complex. The shares of each class represent an interest in the same portfolio of investments of the Fund, and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (SEC) and the Internal Revenue Service. Shareholders of a class that bear distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

Effective December 31, 2007, Class A, B, C and I, respectively, commenced operations.

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security valuation

The net asset value of shares of the Fund is determined daily as of the close of the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Investments in John Hancock Cash Investment Trust (JHCIT), an affiliate of John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC), are

26	Optimized Value Fund | Annual report

valued at their net asset value each business day. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

In deciding whether to make a fair value adjustment to the price of a security, the Board of Trustees or their designee may review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed, but the Fund is calculating the net asset value. In view of these factors, it is likely that a Fund investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than a Fund investing significant amounts of assets in frequently traded, U.S. exchange listed securities of large-capitalization U.S. issuers.

For purposes of determining when fair value adjustments may be appropriate with respect to investments in securities in foreign markets that close prior to the NYSE, the Fund will, on an ongoing basis, monitor for “significant market events.” A significant market event may be a certain percentage change in the value of an index that tracks foreign markets in which the Fund has significant investments. If a significant market event occurs due to a change in the value of the index, the pricing for investments in foreign markets that have closed prior to the NYSE will promptly be reviewed and potential adjustments to the net asset value will be recommended to the Fund’s Pricing Committee where applicable.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Foreign currency translation

The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial

Annual report | Optimized Value Fund	27

reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for each class are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Expenses

The majority of expenses are directly identifiable to an individual fund. Trust expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Line of credit

The Fund has entered into an agreement which enables them to participate in a $150 million unsecured committed line of credit with State Street Corporation. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.05% per annum, payable at the end of each calendar quarter, based on the average daily-unused portion of the line of credit, is charged to the Fund on a prorated basis based on average net assets. For the year ended August 31, 2008, there were no borrowings under the line of credit.

Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the Custodian for any overdraft, including any costs or expenses associated with the overdraft. The Custodian has a lien and security interest in any Fund property to the extent of any overdraft.

Securities lending

The Fund may lend portfolio securities from time to time in order to earn additional income. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. On the settlement date of the loan, the Fund receives cash collateral against the loaned securities and maintains the cash collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required cash collateral is delivered to the Fund on the next business day. Cash collateral received is invested in the JHCIT. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Fund may receive compensation for lending their securities either in the form of fees, guarantees, and/or by retaining a portion of interest on the investment of any cash received as collateral.

The Fund has entered into an agreement with Morgan Stanley & Co., Inc. and MS Securities Services, Inc. (collectively, Morgan Stanley) which permits the Fund to lend securities to Morgan Stanley on a principal basis. Morgan Stanley is the primary borrower of securities of the Fund. The risk of having one primary

28	Optimized Value Fund | Annual report

borrower of Fund securities (as opposed to several borrowers in an agency relationship) is that should Morgan Stanley fail financially, all securities lent will be affected by the failure and by any delays in recovery of the securities (or loss of rights in the collateral).

Federal income taxes

The Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has $6,372,104 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforwards expire as follows: August 31, 2016 — $6,372,104. Net capital losses of $154,832,286 that are attributable to security transactions incurred after October 31, 2008, are treated as arising on September 1, 2008, the first day of the Fund’s next taxable year.

The Fund has adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 (FIN 48), at the beginning of the Fund’s fiscal year. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not have a material impact on the Fund’s financial statements. Each of the Fund’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

New accounting pronouncements

In September 2006, FASB Standard No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements. As of July 31, 2008, management does not believe the adoption of FAS 157 will have a material impact on the amounts reported in the financial statements.

In March 2008, FASB No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (FAS 133), was issued and is effective for fiscal years and interim reporting periods beginning after November 15, 2008. FAS 161 amends and expands the disclosure requirements of FAS 133 in order to provide financial statement users an understanding of a company’s use of derivative instruments, how derivative instruments are accounted for under FAS 133 and related interpretations and how these instruments affect a company’s financial position, performance, and cash flows. FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company, and any credit risk-related contingent features of the agreements. Management is currently evaluating the adoption of FAS 161 on the Fund’s financial statement disclosures.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended August 31, 2007, the tax character of distributions paid was as follows: ordinary income $33,554,334 and long-term capital gain $41,998. During the year ended August 31, 2008, the tax character of distributions paid was as follows: ordinary income $51,410,888 and long-term capital gain $22,241,071. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of August 31, 2008, the components of distributable earnings on a tax basis included $8,534,615 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions

Annual report | Optimized Value Fund	29

in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. For the year ended August 31, 2008, there were no permanent book-tax differences.

Note 3
Risk and uncertainty
Concentration risk

The Fund may concentrate investments in a comparatively narrow segment of the economy. Consequently, such Fund may tend to be more volatile than other funds and the value of investments may tend to rise and fall more rapidly.

Note 4
Investment advisory and other agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of the Fund, subject to the supervision of the Trust’s Board of Trustees. As compensation for its services, the Adviser receives an advisory fee from the Trust. Under the Advisory Agreement, the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.70% of the first $500,000,000 of the Fund’s aggregate daily net assets; (b) 0.65% of the next $500,000,000 of the Fund’s aggregate daily net assets; and (c) 0.60% of the Fund’s aggregate daily net assets in excess of $1,000,000,000. Aggregate net assets include the net assets of the Fund and Optimized Value Trust, a series of John Hancock Trust. John Hancock Trust is an open-end investment company advised by the Adviser and distributed by an affiliate of the Adviser, John Hancock Distributors, LLC. The effective rate for the year ended August 31, 2008 is 0.65% of the Fund’s average daily net asset value. The Adviser has a subadvisory agreement with MFC Global Investment Management (U.S.A.) Limited, an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has agreed contractually to reimburse for certain fund level expenses that exceed 0.25% of the average annual net assets, or to make a payment to a specific class of shares of the Fund in an amount equal to the amount by which the expenses attributable to such class of shares (excluding taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and fees under any agreement or plans of the Fund dealing with services for shareholders and others with beneficial interests in shares of the Fund) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 1.29% for Class A, 1.99% for Class B, 1.99% for Class C and 0.84% for Class I. Accordingly, the expense reductions related to this expense limitation amounted to $4,241, $4,221, $4,220 and $4,220 for Class A, Class B, Class C and Class I, respectively, for the year ended August 31, 2008. This expense reimbursement shall continue in effect until December 31, 2008 and thereafter until terminated by the Adviser on notice to the Trust.

Pursuant to the Advisory Agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each class at the time the expense was incurred.

The fund administration fees incurred for the year ended August 31, 2008, were equivalent to an annual effective rate of 0.01% of the Fund’s average daily net assets.

The Trust has a Distribution Agreement with the Distributor. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class 1, pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes daily

30	Optimized Value Fund | Annual report

payments to the Distributor at an annual rate not to exceed 0.30%, 1.00%, 1.00% and 0.05% of average daily net asset value of Class A, Class B, Class C and Class 1, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of Financial Industry Regulatory Authority (formerly the National Association of Securities Dealers). Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges. During the year ended August 31, 2008, there were no net up-front sales charges received by the Distributor with regard to sales of Class A shares.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to the Distributor and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended August 31, 2008, there were no CDSCs received by Distributor for Class B shares and for Class C shares.

The Fund has a Transfer Agency Agreement with John Hancock Signature Services, Inc. (Signature Services), an indirect subsidiary of MFC. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class’ average daily net assets, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Expenses not directly attributable to a particular class of shares are aggregated and allocated to each class on the basis of its relative net asset value. The Fund pays a monthly fee which is based on an annual rate of $16.50 for each Class A, Class B, Class C and Class I shareholder account.

Signature Services has agreed to limit the transfer agent fees so that such fees do not exceed 0.20% annually of Class A, Class B, Class C and Class I share average daily net assets. This agreement is effective until December 31, 2008. Signature Services reserves the right to terminate this limitation in the future. There were no transfer agent fee reductions for Class A, Class B, Class C and Class I shares, respectively, during the year ended August 31, 2008.

In January 2008, the Fund began receiving earnings credits from its transfer agent as a result of uninvested cash balances. These credits are used to reduce a portion of the Fund’s transfer agent fees and out-of-pocket expenses. During the year ended August 31, 2008, the Fund’s transfer agent fees and out-of-pocket expenses were reduced by $2 for transfer agent credits earned.

Class level expenses including the allocation of the transfer agent fees for the year ended August 31, 2008, were as follows:

Share class	Distribution and service fees	Transfer agent fees	Printing and postage fees	Blue sky fees

Class A	$46	$32	$1,976	$2,281
Class B	61	12	1,947	2,281
Class C	60	12	1,947	2,281
Class I	—	4	1,947	2,281
Class 1	42,690	—	—	—
Class NAV	—	—	7	—
Total	$42,857	$60	$7,824	$9,124

The Adviser and other subsidiaries of John Hancock USA owned 668, 668, 668 and 668 shares of beneficial interest of Class A, Class B, Class C and Class I, respectively, on August 31, 2008.

Annual report | Optimized Value Fund	31

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note 5
Trustees’ fees

The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to the Fund based on its average daily net asset value.

Note 6
Fund share transactions

Share activities for the Fund for the years ended August 31, 2007, and August 31, 2008, were as follows:

	Year ended 8-31-07		Year ended 8-31-08	[1]
	Shares	Amount	Shares	Amount

Class A shares

Sold	—	—	4,216	$55,914
Repurchased	—	—	(461)	(5,651)
Net increase	—	—	3,755	$50,263

Class B shares

Sold	—	—	787	$11,485
Net increase	—	—	787	$11,485

Class C shares

Sold	—	—	668	$10,000
Net increase	—	—	668	$10,000

Class I shares

Sold	—	—	668	$10,000
Net increase	—	—	668	$10,000

Class 1 shares

Sold	891,205	$15,602,769	123,246	$1,790,160
Distributions reinvested	362,329	6,239,310	560,206	8,509,531
Repurchased	(1,020,359)	(18,082,760)	(1,357,703)	(19,836,628)
Net increase (decrease)	233,175	$3,759,319	(674,251)	($9,536,937)

Class NAV shares

Sold	15,653,371	$279,195,794	10,453,910	$159,592,299
Distributions reinvested	1,587,755	27,357,022	4,288,507	65,142,428
Repurchased	(418,062)	(7,673,038)	(13,570)	(190,473)
Net increase	16,823,064	$298,879,778	14,728,847	$224,544,254

Net increase	17,056,239	$302,639,097	14,060,474	$215,089,065

1Class A, Class B, Class C and Class I shares began operations on 12-31-07.

32	Optimized Value Fund | Annual report

Note 7
Purchases and sales of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended August 31, 2008, aggregated $1,383,385,402 and $1,224,863,609, respectively.

Annual report | Optimized Value Fund	33

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Funds II,

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Optimized Value Fund, one of the Funds comprising John Hancock Funds II (the Trust) at August 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 30, 2008

34	Optimized Value Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended August 31, 2008.

The Fund has designated distributions to shareholders of $22,241,071 as a long-term capital gain dividend.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended August 31, 2008, 98.10% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2008.

Shareholders will be mailed a 2008 U.S. Treasury Department Form 1099-DIV in January 2009. This will reflect the total of all distributions that are taxable for calendar year 2008.

Annual report | Optimized Value Fund	35

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees of the Advisory Agreement (the Advisory Agreement) and each of the Subadvisory Agreements and the Sub-Subadvisory Agreements (collectively, the Subadvisory Agreements) for each of the portfolios (the Funds) of John Hancock Funds II (the Trust) discussed in this annual report.

The Board, including the Independent Trustees, is responsible for selecting the Trust’s adviser, John Hancock Investment Management Services, LLC (the Adviser or JHIMS), approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust and approving the Trust’s advisory and subadvisory (and any sub-subadvisory) agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1.	the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Funds;

2.	the investment performance of the Funds and their subadvisers;

3.	the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

4.

the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5.	comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s manager-of-managers advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arm’s-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (Material Relationships).

Approval of Advisory Agreement

At its meeting on May 30, 2008, the Board, including all the Independent Trustees, approved the Advisory Agreement.

In approving the renewal of the Advisory Agreement, and with reference to the factors that it regularly considers, the Board:

(1) (a)	considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s

36	Optimized Value Fund | Annual report

affairs and its subadvisory relationships, JHIMS’s oversight and monitoring of the subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’s personnel,

(b)	considered JHIMS’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments, and

(c)

considered JHIMS’s administrative capabilities, including its ability to supervise the other service providers for the Funds and concluded that JHIMS may reasonably be expected to continue to perform its services under the Advisory Agreement with respect to the Funds;

(2)

reviewed the investment performance of each of the Funds; the comparative performance of their respective benchmarks, comparable funds (i.e., funds having approximately the same investment objective), if any; and JHIMS’s analysis of such performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds; and concluded that each of the Funds has generally performed well or within a range that the Board deemed competitive except as discussed in Appendix A and in such cases, that appropriate action is being taken to address performance, if necessary, or that such performance is reasonable in light of all factors considered, and that JHIMS may reasonably be expected to continue ably to monitor the performance of the Funds and each of their subadvisers;

(3)

reviewed the Trust’s advisory fee structure and the incorporation therein of any subad-visory fee breakpoints in the advisory fees charged and concluded (i) that to the extent that Funds have subadvisory fees with breakpoints, those breakpoints are reflected as breakpoints in the advisory fees for Funds, (ii) that all Funds with a subadviser that is not affiliated with the Adviser have subadvisory fees which are the product of arm’s-length negotiations between the Adviser and the subadviser and which in many, but not all, cases contain breakpoints, and (iii) that, although economies of scale cannot be measured with precision, these arrangements permit shareholders of Funds with advisory fee breakpoints to benefit from economies of scale if those Funds grow;

(4) (a)	reviewed the financial statements of JHIMS and considered (i) an analysis presented by JHIMS regarding the net profitability to JHIMS of each Fund,

(b)

reviewed the profitability of the JHIMS’s relationship with each Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether JHIMS has the financial ability to continue to provide a high level of services to the Fund,

(c)	considered that JHIMS derives reputational and other indirect benefits from providing advisory services to the Funds, and

(d)

noted that JHIMS pays the subad-visory fees out of the advisory fees JHIMS receives from the Funds and concluded that the advisory fees paid by the Trust with respect to the Funds are not unreasonable in light of such information; and

(5)

reviewed comparative information with respect to the advisory fee rates and concluded that the Trust’s advisory fees are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory fee structure. The Board also noted that JHIMS is currently waiving fees and/or reimbursing expenses with respect to certain of the Funds and that the Adviser pays the subadvisory fees of the Funds. The Board also took into account the level and quality of services provided by JHIMS with respect to the Funds, as well as the other factors considered.

Annual report | Optimized Value Fund	37

Additional information that the Board considered in approving the Advisory Agreement is set forth in Appendix A.

Approval of Subadvisory Agreements

At its meeting on May 30, 2008, the Board, including all the Independent Trustees, renewed and approved the Subadvisory Agreements.

In making its determination with respect to the factors that it considers, the Board reviewed:

(1)	information relating to each subadviser’s business, which may include information such as: business performance, assets under management and personnel;

(2)	the historical and current performance of the Fund and comparative performance information relating to the Fund’s benchmark and comparable funds;

(3)	the subadvisory fee for each Fund and comparative fee information; and

(4)	information relating to the nature and scope of Material Relationships and their significance to the Trust’s adviser and unaffiliated subadvisers.

The Board noted that in the case of each sub-subadvisory agreement, that the sub-subadvisory fee would be paid by the Subadviser out of the subadvisory fee and would not be an expense of the Fund.

The Board’s decision to approve each Sub-advisory Agreement was based on a number of determinations, including the following:

(1)	The subadviser has extensive experience and demonstrated skills as a manager;

(2)

Although not without variation, the current and historical performance of each Fund managed by a subadviser has generally been in line with or outperformed the current and historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that appropriate action was being taken to address such Funds’ performance, if necessary, or that performance was reasonable in light of all factors considered);

(3)

The subadvisory fees are generally competitive within the range of industry norms and, with respect to each subadviser that is not affiliated with the Adviser, are a product of arm’s-length negotiation between the Adviser and the subadviser;

(4)

With respect to those Funds that have sub-advisory fees that contain breakpoints, such breakpoints are reflected as breakpoints in the advisory fees for the Funds in order to permit shareholders to benefit from economies of scale if those Funds grow; and

(5)

The Material Relationships consist of arrangements in which unaffiliated subad-visers or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s adviser or its affili-ates, which may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans, and which in no case contained elements which would cause the Board to conclude that approval of the subadvisory agreement with the subadviser would be inappropriate.

Additional information that the Board considered for the Fund is set forth in Appendix A.

38	Optimized Value Fund | Annual report

Appendix A

Portfolio (Subadviser)	Performance of Fund as of March 31, 2008	Fees and Expenses	Other Comments

Optimized Value Fund (MFC Global Investment Management (U.S.A.) Limited)	The Fund underperformed the benchmark index over the one- year period. The Fund underperformed the Morningstar Category Average over the one year period.

Subadvisory fees for this Fund are lower than the peer group median.

Advisory fees for this Fund are slightly lower than the peer group median.

Total expenses for this Fund are slightly lower than the peer group median.

The Board took into account management’s discussion of the factors that contributed to the Fund’s performance, including the subadviser’s quantitative investment style and the interaction of market conditions with the quantitative model.

The Board also noted that the Fund had only recently commenced operations and took into account the relatively limited performance history of the Fund.

Annual report | Optimized Value Fund	39

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth Position(s) held with Fund Principal occupation(s) and other directorships during past 5 years	Trustee of Fund since[1]	Number of John Hancock funds overseen by Trustee

Charles L. Bardelis,[2] Born: 1941	2005	212

Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Trust (since 1988) and former Trustee of John Hancock Funds III (2005–2006).

Peter S. Burgess,[2] Born: 1942	2005	212

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant. Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director of the following publicly traded companies: PMA Capital Corporation (since 2004) and Lincoln Educational Services Corporation (since 2004). Trustee of John Hancock Trust (since 2005), and former Trustee of John Hancock Funds III (2005–2006).

Elizabeth G. Cook,[3] Born: 1937	2005	212

Expressive Arts Therapist, Massachusetts General Hospital (September 2001 to June 2007); Expressive Arts Therapist, Dana Farber Cancer Institute (September 2000 to January 2004); Trustee of John Hancock Trust (since 2005) and former Trustee of John Hancock Funds III (2005–2006).

Theron S. Hoffman,[6] Born: 1947	2008	212

Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief Executive Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd Organization (since 2003); President, Westport Resources Management (2006–2008); Partner/Operating Head & Senior Managing Director, Putnam Investments (2000–2003).

Hassell H. McClellan,[3] Born: 1945	2005	212

Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston College. Trustee of John Hancock Trust (since 2005), former Trustee of John Hancock Funds III (2005–2006) and Trustee of Phoenix Edge Series Fund (since 2008).

James M. Oates,[2] Born: 1946	2005	212

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2006). Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (1995–2007); Investors Bank and Trust (since 1995) and Connecticut River Bancorp, Director (since 1998). Trustee of John Hancock Funds II (since 2005); and Former Trustee of John Hancock Funds III (2005–2006); Director, Phoenix Mutual Funds (since 1998).

40	Optimized Value Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth Position(s) held with Fund Principal occupation(s) and other directorships during past 5 years	Trustee of Fund since[1]	Number of John Hancock funds overseen by Trustee

Steven M. Roberts,[6] Born: 1944	2008	212

Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Deputy Director, Board of Governors of the Federal Reserve System (2005–2008); Principal, KPMG (1987–2004).

Trustee Emeritus

Name, Year of Birth Position(s) held with Fund Principal occupation(s) and other directorships during past 5 years	Trustee of Fund since[1]	Number of John Hancock funds overseen by Trustee

John D. Richardson,[4,5] Born: 1938	2006	212

Trustee Emeritus[5] (since December 2006); Trustee (prior to December 2006).
Former Trustee of JHT (Retired, December 14, 2006). Former Senior Executive Vice President, Office of the President, MFC, February 2000 to March 2002 (Retired, March, 2002); Executive Vice President and General Manager, U.S. Operations, Manulife Financial, January 1995 to January 2000.

[1]

Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

[2]	Member of Audit Committee.

[3]	Member of Compliance Committee.

[4]	Prior to 1997, Mr. Richardson was a Trustee of Manulife Series Fund, Inc., which merged into JHT on December 31, 1996.

[5]	Mr. Richardson retired as Trustee effective December 14, 2006. On such date, Mr. Richardson became a non-voting Trustee Emeritus.

[6]	Mr. Hoffman and Mr. Roberts were appointed by the Board as Trustees on September 26, 2008.

Annual report | Optimized Value Fund	41

Non-Independent Trustees1,2

Name, Year of Birth Position(s) held with Fund Principal occupation(s) and other directorships during past 5 years	Trustee of Fund since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle,[3] Born: 1959	2005	267

Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (the Adviser), John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.) (until 2004).

Grace K. Fey,[4,5] Born: 1946	2008	212

Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier Capital Management Company (1988–2007).

[1]	Each trustee serves until resignation, retirement age or until his or her successor is elected.

[2]	Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

[3]	Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his prior position with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the Adviser.

[4]	Ms. Fey was appointed by the Board as Trustee on September 26, 2008.

[5]

Ms. Fey is an “interested person” (as defined by the 1940 Act) due to a deferred compensation arrangement with her former employer, Frontier Capital Management Company, which is a subadviser of certain funds of John Hancock Funds II and John Hancock Trust.

Principal officers who are not Trustees

Name, Year of Birth Position(s) held with Fund Principal occupation(s) and other directorships during past 5 years	Officer of Fund since

Keith F. Hartstein, Born: 1956	2005

President and Chief Executive Officer

Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief Executive Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005); Director, MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Chairman and Director, John Hancock Signature Services, Inc. (since 2005); Director, President and Chief Executive Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Director, Chairman and President, NM Capital Management, Inc. (since 2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.) (2005–2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer

Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since 2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

42	Optimized Value Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth Position(s) held with Fund Principal occupation(s) and other directorships during past 5 years	Officer of Fund since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer

Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer

Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–2007); Vice President, Goldman Sachs (2005–2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005); Director, Tax and Financial Reporting, Deutsche Asset Management (2002–2003); Vice President and Treasurer, Deutsche Global Fund Services (1999–2002).

Gordon M. Shone, Born: 1956	2005

Treasurer

Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Treasurer, John Hancock Funds (since 2006), John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003–2005); Vice President, John Hancock Investment Management Services, LLC, John Hancock Advisers, LLC (since 2006) and The Manufacturers Life Insurance Company (U.S.A.) (1998–2000).

John G. Vrysen, Born: 1955	2007

Chief Operating Officer

Senior Vice President, Manulife Financial Corporation (since 2006); Senior Vice President, John Hancock Life Insurance Company (since 2004); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2007); Director, Executive Vice President and Chief Operating Officer, John Hancock Investment Management Services, LLC (since 2007); Chief Operating Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Director, Executive Vice President and Chief Financial Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (2005–2007); Director, Executive Vice President and Chief Financial Officer, John Hancock Investment Management Services, LLC (2005–2007); Executive Vice President and Chief Financial Officer, MFC Global (U.S.) (2005–2007); Director, John Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (2005–2007); Vice President and General Manager, John Hancock Fixed Annuities, U.S. Wealth Management (2004–2005); Vice President, Operations, Manulife Wood Logan (2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

Annual report | Optimized Value Fund	43

More information

Trustees

James R. Boyle†
Grace K. Fey†
Charles L. Bardelis*
Peter S. Burgess*
Elizabeth G. Cook**
Theron S. Hoffman
Hassell H. McClellan**
James M. Oates*
John D. Richardson, Trustee Emeritus
Steven M. Roberts

  *Members of the Audit Committee
**Members of the Compliance Committee
  †Non-Independent Trustees

Officers

Keith F. Hartstein
President and Chief Executive Officer
Thomas M. Kinzler
Secretary and Chief Legal Officer
Francis V. Knox, Jr.
Chief Compliance Officer
Charles A. Rizzo
Chief Financial Officer
Gordon M. Shone
Treasurer
John G. Vrysen
Chief Operating Officer

Investment adviser

John Hancock Investment Management
Services, LLC

Subadviser

MFC Global Investment Management
(U.S.A.) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered
public accounting firm

PricewaterhouseCoopers LLP

Additional information about your fund is available without charge in several ways. As required by the SEC, you can access proxy voting information and quarterly portfolio information on your fund. The proxy voting information includes a description of proxy voting policies, procedures and information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. The quarterly portfolio information that includes a complete list of the fund’s holdings for the first and third quarters of the fund’s fiscal period is filed on Form N-Q. You have access to this information:

By phone

1-800-225-5291

On the fund’s Website

www.jhfunds.com

At the SEC

www.sec.gov
1-800-SEC-0330
SEC Public Reference Room

You can also contact us:

Regular mail

John Hancock Signature Services, Inc.
P.O. Box 9510
Portsmouth, NH 03802-9510

Express mail

John Hancock Signature Services, Inc.
Mutual Fund Image Operations
164 Corporate Drive
Portsmouth, NH 03801

Month-end portfolio holdings are available at www.jhfunds.com.

44	Optimized Value Fund | Annual report

JOHN HANCOCK FAMILY OF FUNDS

DOMESTIC EQUITY

Balanced Fund
Classic Value Fund
Classic Value Fund II
Classic Value Mega Cap Fund
Growth Opportunities Fund
Large Cap Equity Fund
Large Cap Select Fund
Mid Cap Equity Fund
Optimized Value Fund
Rainier Growth Fund
Small Cap Fund
Small Cap Equity Fund
Small Cap Intrinsic Value Fund
Sovereign Investors Fund
U.S. Core Fund
U.S. Global Leaders Growth Fund
Value Opportunities Fund

ASSET ALLOCATION

TARGET RISK

Lifestyle Aggressive Portfolio
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio
Lifestyle Moderate Portfolio

TARGET DATE

Lifecycle 2045 Portfolio
Lifecycle 2040 Portfolio
Lifecycle 2035 Portfolio
Lifecycle 2030 Portfolio
Lifecycle 2025 Portfolio
Lifecycle 2020 Portfolio
Lifecycle 2015 Portfolio
Lifecycle 2010 Portfolio

RETIREMENT INCOME

Lifecycle Retirement Portfolio
Retirement Distribution Portfolio
Retirement Rising Distribution Portfolio

GLOBAL /INTERNATIONAL EQUITY

Global Opportunities Fund
Global Shareholder Yield Fund
Greater China Opportunities Fund
International Allocation Portfolio
International Classic Value Fund
International Core Fund
International Growth Fund

SPECIALTY

Financial Industries Fund
Global Real Estate Fund
Health Sciences Fund
Regional Bank Fund

INCOME

Bond Fund
Floating Rate Income Fund
Government Income Fund
High Yield Fund
Investment Grade Bond Fund
Strategic Income Fund

TAX-FREE INCOME

California Tax-Free Income Fund
High Yield Municipal Bond Fund
Massachusetts Tax-Free Income Fund
New York Tax-Free Income Fund
Tax-Free Bond Fund

MONEY MARKET

Money Market Fund

CLOSED-END

Bank and Thrift Opportunity Fund
Income Securities Trust
Investors Trust
Patriot Premium Dividend Fund II
Preferred Income Fund
Preferred Income II Fund
Preferred Income III Fund
Tax-Advantaged Dividend Income Fund
Tax-Advantaged Global Shareholder Yield Fund

The Fund’s investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

Not part of the annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Optimized Value Fund.	3260A 8/08
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	10/08

John Hancock

Lifecycle Portfolios

Annual Report

8.31.08

CEO corner

Managers’ commentary Market review	page 2

ANNUAL REPORT

Lifecycle 2045 Portfolio	page 4

Lifecycle 2040 Portfolio	page 6

Lifecycle 2035 Portfolio	page 8

Lifecycle 2030 Portfolio	page 10

Lifecycle 2025 Portfolio	page 12

Lifecycle 2020 Portfolio	page 14

Lifecycle 2015 Portfolio	page 16

Lifecycle 2010 Portfolio	page 18

Lifecycle Retirement Portfolio	page 20

Your expenses	page 22

Portfolio’s investments	page 28

Financial statements	page 34

Financial highlights	page 45

Notes to financial statements	page 55

Evaluation of advisory and subadvisory agreements by the Board of Trustees	page 76

Trustees and Officers	page 82

More information	page 85

To Our Shareholders,

The financial markets battled a laundry list of ills and produced negative results in a volatile 12 months ended August 31, 2008. The worst U.S. housing slump since the Great Depression, combined with a subprime mortgage-induced credit crunch, an anemic economy bordering on recession and skyrocketing oil prices for much of the period, sent the markets tumbling into bear market territory in early July. For the year ended August 31, 2008, the Standard & Poor’s 500 Index returned –11.14%, led down by financial stocks, which were the most severely impacted by the credit crisis. The pain was felt in financial markets around the world, amid inflation fears and concerns about the spillover effects of the widening U.S. credit woes.

Bonds held up much better in the 12-month period, as the Federal Reserve Board cut interest rates seven times between September 2007 and April 2008 to help bolster the economy and made other efforts to provide liquidity to the credit markets. For the 12 months ended August 31, 2008, the Lehman Brothers U.S. Aggregate Index — a broad measure of bond market performance — returned 5.86%. It’s worth noting that the 10-year return for bonds, including Treasuries, has now eclipsed the 10-year return of stocks — a very rare occurrence. In every instance when this has happened in the past, stocks went on to outperform both bonds and Treasuries over the ensuing 10-year period. Of course, there’s no guarantee that that will occur this time.

Just weeks after the Portfolios’ reporting period ended, volatility spiked even further, as the credit markets virtually ground to a halt amid investors’ growing concerns about the extent and duration of financial companies’ mortgage losses — and about their ability to carry on. The fears mounted in a period of extraordinary volatility starting in mid-September in response to the sale, bankruptcy, takeover or reorganization of numerous renowned financial institutions. Top among them was the U.S. government’s takeover of mortgage giants Fannie Mae and Freddie Mac and insurance giant AIG. In reaction, the Dow Jones Industrial Average experienced wild swings — up and down days of several hundred points a day.

Even a much-anticipated $700 billion rescue package approved in early October by the U.S. government to shore up the financial system and restore investor confidence did little to calm the markets. The contagion spread overseas, where markets worldwide plunged as European and other foreign governments began taking dramatic steps to bolster some of their ailing banks and avoid a global recession.

Recent events, as trying as they have been, are a vivid example of the importance of keeping a long-term perspective and sticking to your investment goals. With negative sentiment abounding and the prospect for continued volatility quite real, the impulse to flee is understandable. But we urge you to stay the course and keep a well-diversified portfolio, along with a longer-term investment perspective. Leaving the market can mean missing out on the inevitable moves up. Working with your investment professional on your long-term plan is especially critical in turbulent times to avoid making emotional decisions.

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of October 21, 2008. They are subject to change at any time.

Not part of the annual report

The Lifecycle strategy

With more people living longer in retirement, saving for the future has actually become a two-step process.

Step one starts as early as possible — while you’re still working. It involves establishing an investment plan based on the proven principles of diversification and asset allocation aimed at saving enough money to reach your retirement goals. Step two begins at retirement, when making your money last becomes the key to maintaining your lifestyle. Our view is that living in retirement should be as easy as saving for it. Our solution — Lifecycle Portfolios — is a combination of the two.

The goal of the Lifecycle Portfolios is to maintain appropriate allocations based on the number of years until you reach your retirement date. Each Portfolio is a “fund of funds” which invests in a number of underlying funds. The Portfolios with dates furthest away from retirement invest more aggressively in stock funds. Over time, their allocation will gradually migrate to invest more conservatively in fixed-income funds.

When your Lifecycle Portfolio reaches its target date, it will automatically move into the Lifecycle Retirement Portfolio. This Portfolio strives to provide a rate of return that will support annual withdrawals over a long time horizon of approximately 30 years. It seeks to achieve this goal by maintaining a neutral allocation of 50% fixed income and 50% equity, although this allocation can change based on the Portfolio’s asset allocation strategy.

30 or More
Years to
Retirement

20 Years to
Retirement

10 Years to
Retirement

Equity

Fixed Income

In Retirement

Allocations may vary as a result of market swings or cash allocations held during unusual market or economic conditions.

Not part of the annual report	1

Managers’ commentary

From the MFC Global Investment Management (U.S.A.) Limited, Portfolio Management Team

Market Review

The 12 months ended August 31, 2008, proved to be challenging for the U.S. stock market, as a worsening credit crisis and surging energy and food prices for most of the period threatened to tip the economy into a recession. The Standard & Poor’s 500 Index finished the period with a –11.14% return. Conversely, the weakening economic environment was generally helpful to bonds, enabling the Lehman Brothers U.S. Aggregate Index to post a gain of 5.86%.

The beginning of the period found the S&P 500 Index in the midst of a rally that carried it to a new record close above 1,565 by October 2007. Share prices were buoyed by a series of credit-easing moves undertaken by the Federal Reserve Board in response to a wave of bad news over the summer of 2007 from companies that either issued subprime mortgages or invested in securities backed by them. However, the market soon reversed course and headed lower, as subsequent quarters brought fresh news of massive asset write-downs by a veritable who’s who of blue-chip financial companies. Even more worrisome, reports on employment, industrial production and other economic yardsticks indicated that the slowdown was spreading beyond financial companies and the beleaguered housing industry to the broader economy.

Market Index Total Returns	For the year ended August 31, 2008

U.S. Stocks

S&P 500 Index	–11.14%
Russell Midcap Index	–8.60
Russell 2000 Index	–5.48
FTSE NAREIT Equity REIT Index	–7.04

International Stocks

MSCI EAFE Gross Total Return Index	–9.80
MSCI Emerging Markets Index	–9.83
MSCI EAFE Small Cap Gross Index	–20.65
MSCI Global Natural Resources Index[1]	1.89

Fixed Income

Lehman Brothers U.S. Aggregate Index	5.86
Merrill Lynch High Yield Master II Index	–1.36
JPM Global Bond Unhedged Index	9.52

[1]	A blended index comprised of three MSCI indexes according to the following weightings: 60% Energy/30% Minerals and Mining/10% Paper and Forest.

The pressure on the financial sector reached a flash point in mid-March with the near-failure of investment bank Bear Stearns. The Federal Reserve Board’s proactive resolution of that crisis contributed to the period’s best rally, which lasted about two months. As fears for the potential of further economic contractions increased despite the Fed’s interest rate cuts and other efforts to boost liquidity, the market resumed its downward path. As the period ended, stocks traded listlessly not far from their lows, and ailing mortgage securitizers Fannie Mae and Freddie Mac appeared headed for some kind of a federal government rescue (which occurred shortly after the Portfolios’ fiscal year ended).

The poor performance of large financial companies dragged down the results of large caps and value shares, which normally outperform in difficult market environments. As a result, some of the strongest performance in the U.S. market came from the small-cap growth segment. All 10 S&P 500 sectors sustained losses, with financials suffering the worst damage.

Overseas, a weak U.S. dollar aided the performance of foreign stocks, but a vigorous dollar rally near period-end erased much of that cushion. At the same time, other developed economies were slowing, which helped contribute to a –9.80% result for the MSCI EAFE Gross Total Return Index. Foreign small caps fared even worse, as reflected in the MSCI Small Cap Gross Index’s –20.65% return. Surprisingly, emerging markets, a more volatile asset class, outperformed during the period, with a –9.83% return for the MSCI Emerging Markets Index.

2	Lifecycle Portfolios | Not part of the annual report

Among alternative asset classes, natural resources stocks mirrored the roller-coaster volatility of commodity prices, with the MSCI Global Natural Resources Index finishing just above break-even, at 1.89%. Meanwhile, domestic and especially foreign real estate markets were once again in the red, the latter dragged down particularly by weak performance in Asia.

“The 12 months ended August 31, 2008, proved to be challenging for the U.S. stock market…”

In the bond market, a flight to quality aided investment-grade bonds but hurt high-yield paper. TIPS (Treasury Inflation Protected Securities) were the star performers, benefiting from both their high credit quality and their built-in protection against inflation. Consequently, the Lehman Brothers TIPS Index managed a solid gain of 11.90%. At the other end of the performance spectrum were high-yield bonds, as the Merrill Lynch U.S. High Yield Master II Index fell –1.36%. Although yields remain attractive and became even more attractive, concerns of future defaults weighed heavily on the asset class.

Against this challenging backdrop, performance exceeded our benchmarks in some cases and lagged in others. Returns for Class A shares ranged from –4.35% for the Lifecycle Retirement Portfolio to –10.93% for the Lifecycle 2035 Portfolio.

Outlook

In our view, the volatility evidenced during the period highlighted the strong argument for remaining well diversified across different styles and managers, in keeping with the approach provided by the Lifecycle Portfolios. When emerging from a bear market, history tells us that an asset class leadership change occurs; however, it is not clear where this leadership will come from. There are certain areas of the market that we believe hold particular promise and have taken relatively large stakes in asset classes that have been laggards during the market downturn. For example, we believe U.S. large-cap stocks hold particular promise and that growth will outperform value stocks. We may be early in this shift, so we have maintained exposures to all parts of the market, and any shifts in positioning will occur within the context of maintaining the Portfolios’ broad diversification.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole. International investing involves special risks, such as political, economic and currency risks, and differences in accounting standards and financial reporting. See the prospectus for the risks of investing in small-cap stocks and high-yield bonds.

Lifecycle Portfolios Class A share returns for the year ended 8-31-08

Total returns for the Portfolio are at net asset value with all distributions reinvested. These returns do not reflect the deduction of the maximum sales charge, which would reduce the performance shown above.

Past performance is no guarantee of future results.

Not part of the annual report | Lifecycle Portfolios	3

John Hancock

Lifecycle 2045 Portfolio

Goal and strategy

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests under normal market conditions, substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire in 2045.

Asset Allocation

Equity	% of Total

U.S. Large Cap	42

U.S. Mid Cap	12

U.S. Small Cap	10

International Large Cap	21

International Small Cap	5

Natural Resources	3

Emerging Markets	2

Fixed Income	% of Total

Global Bond	1

High Yield Bond	1

Intermediate Bond	1

Multi-Sector Bond	1

Treasury Inflation-Protected Securities	1

As a percentage of net assets on August 31, 2008.

Performance review

For the 12 months ended August 31, 2008, the Lifecycle 2045 Portfolio’s Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares returned –10.83%, –11.56%, –11.56%, –11.32%, –11.05%, –10.77%, –11.04%, –10.76%, –10.47% and –10.47%, respectively, at net asset value. In comparison, the Portfolio’s benchmark index, the Standard & Poor’s 500 Index, returned –11.14% over the same period and the average target-date 2030+ portfolio returned –10.51%, according to Morningstar, Inc.1

Positive asset allocation was partially offset by negative manager selection during the period. Asset classes that were especially helpful included mid caps and small caps, as well as a 3% stake in global natural resources. Less successful were allocations to international small caps, emerging markets and international blend, which detracted from our results. In December 2007, we had a slight change to policy that resulted in a 5% position in fixed income being added to the Portfolio.

Funds that boosted performance included one of our large-cap value holdings — Value & Restructuring (Columbia), which benefited from an overweighting in the strong-performing energy sector. Another fund that lifted our results was Natural Resources (Wellington). In that case, overweighting energy names and underweighting the weak-performing paper and forest products segment paid off.

Conversely, the Portfolio’s position in Core Equity (Legg Mason) was a significant drag on performance. This fund is run by Bill Miller, who earned the distinction of outperforming the S&P 500 for 15 consecutive years, from 1991 through 2005. Miller is a value manager, meaning he attempts to take positions in stocks with value that has yet to be discovered by other investors. His large stake in some beaten-down financials has been untimely to date, but might still be vindicated by subsequent market action. That said, we are in regular contact with Miller and are monitoring the situation closely. Emerging Small Company (RCM) also was a laggard due to poor stock picking in the industrials sector. Small Cap Intrinsic Value (MFC Global U.S.A.) was hampered by unfavorable stock selection in the health care and industrials sectors.

[1]	Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

4	Lifecycle 2045 Portfolio | Annual report

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in the S&P 500 Index.

	Class B	Class C	Class R	[1]	Class R1	[1]	Class R2	[1]	Class R3	[1]	Class R4	[1]	Class R5	[1]	Class 1	[1]

Period beginning	10-30-06	10-30-06	10-30-06		10-30-06		10-30-06		10-30-06		10-30-06		10-30-06		10-30-06

Without sales charge	9,846	9,846	9,890		9,934		9,988		9,946		10,000		10,055		10,056

With maximum sales charge	9,468	9,846	9,890		9,934		9,988		9,946		10,000		10,055		10,056

Index	9,664	9,664	9,664		9,664		9,664		9,664		9,664		9,664		9,664

Performance chart

Total returns with maximum sales charge (POP) for the period ended August 31, 2008.

	Class A	Class B	Class C	Class R [1]	Class R1 [1]	Class R2 [1]	Class R3 [1]	Class R4 [1]	Class R5 [1]	Class 1 [1]

Inception	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Average annual returns — 1 year	–15.32%	–15.90%	–12.43%	–11.32%	–11.05%	–10.77%	–11.04%	–10.76%	–10.47%	–10.47%

Average annual returns — Since inception	–2.84%	–2.92%	–0.84%	–0.60%	–0.36%	–0.07%	–0.30%	0.00%	0.30%	0.30%

Cumulative total returns — 1 year	–15.32%	–15.90%	–12.43%	–11.32%	–11.05%	–10.77%	–11.04%	–10.76%	–10.47%	–10.47%

Cumulative total returns — Since inception	–5.18%	–5.32%	–1.54%	–1.10%	–0.66%	–0.12%	–0.54%	0.00%	0.55%	0.56%

Performance figures assume all distributions are reinvested. Returns at public offering price (POP) reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until December 31, 2008. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses are as follows: Class A — 1.43%, Class B — 2.11%, Class C — 2.13%, Class R — 1.89%, Class R1 — 1.68%, Class R2 — 1.43%, Class R3 — 1.61%, Class R4 — 1.33%, Class R5 — 1.04%, Class 1 — 1.01%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 2.75%, Class B — 6.09%, Class C — 5.92%, Class R — 17.54%, Class R1 — 17.49%, Class R2 — 17.12%, Class R3 — 17.26%, Class R4 — 17.13%, Class R5 — 16.83%, Class 1 — 1.45%.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table and chart do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Since inception performance is calculated with an opening price on the inception date of the Portfolio.

[1]	For certain types of investors as described in the Portfolio’s Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 share prospectuses.

Annual report | Lifecycle 2045 Portfolio	5

John Hancock

Lifecycle 2040 Portfolio

Goal and strategy

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests under normal market conditions, substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire in 2040.

Asset Allocation

Equity	% of Total

U.S. Large Cap	42

U.S. Mid Cap	12

U.S. Small Cap	10

International Large Cap	21

International Small Cap	5

Natural Resources	3

Emerging Markets	2

Fixed Income	% of Total

Global Bond	1

High Yield Bond	1

Intermediate Bond	1

Multi-Sector Bond	1

Treasury Inflation-Protected Securities	1

As a percentage of net assets on August 31, 2008.

Performance review

For the 12 months ended August 31, 2008, the Lifecycle 2040 Portfolio’s Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares returned –10.92%, –11.56%, –11.56%, –11.33%, –11.05%, –10.86%, –11.14%, –10.76%, –10.48% and –10.48%, respectively, at net asset value. In comparison, the Portfolio’s benchmark index, the Standard & Poor’s 500 Index, returned –11.14% and the average target-date 2030+ portfolio returned –10.51%, according to Morningstar, Inc.1 over the same period.

Positive asset allocation was partially offset by negative manager selection during the period. Asset classes that were especially helpful included mid caps and small caps, as well as a 3% stake in global natural resources. Less successful were allocations to international small caps, emerging markets and international blend, which detracted from our results. In December 2007, we had a slight change to policy that resulted in a 5% position in fixed income being added to the Portfolio.

Funds that boosted performance included one of our large-cap value holdings — Value & Restructuring (Columbia), which benefited from an overweighting in the strong-performing energy sector. Another fund that lifted our results was Natural Resources (Wellington). In that case, overweighting energy names and underweighting the weak-performing paper and forest products segment paid off.

Conversely, the Portfolio’s position in Core Equity (Legg Mason) was a significant drag on performance. This fund is run by Bill Miller, who earned the distinction of outperforming the S&P 500 for 15 consecutive years, from 1991 through 2005. Miller is a value manager, meaning he attempts to take positions in stocks with value that has yet to be discovered by other investors. His large stake in some beaten-down financials has been untimely to date, but might still be vindicated by subsequent market action. That said, we are in regular contact with Miller and are monitoring the situation closely. Emerging Small Company (RCM) also was a laggard due to poor stock picking in the industrials sector. Small Cap Intrinsic Value (MFC Global U.S.A.) was hampered by unfavorable stock selection in the health care and industrials sectors.

[1]	Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

6	Lifecycle 2040 Portfolio | Annual report

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in the S&P 500 Index.

	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]

Period beginning	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Without sales charge	9,848	9,848	9,891	9,935	9,979	9,936	10,002	10,056	10,057

With maximum sales charge	9,469	9,848	9,891	9,935	9,979	9,936	10,002	10,056	10,057

Index	9,664	9,664	9,664	9,664	9,664	9,664	9,664	9,664	9,664

Performance chart

Total returns with maximum sales charge (POP) for the period ended August 31, 2008.

	Class A	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]

Inception	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Average annual returns — 1 year	–15.40%	–15.90%	–12.43%	–11.33%	–11.05%	–10.86%	–11.14%	–10.76%	–10.48%	–10.48%

Average annual returns — Since inception	–2.89%	–2.92%	–0.83%	–0.59%	–0.35%	–0.12%	–0.35%	0.01%	0.31%	0.31%

Cumulative total returns — 1 year	–15.40%	–15.90%	–12.43%	–11.33%	–11.05%	–10.86%	–11.14%	–10.76%	–10.48%	–10.48%

Cumulative total returns — Since inception	–5.26%	–5.31%	–1.52%	–1.09%	–0.65%	–0.21%	–0.64%	0.02%	0.56%	0.57%

Performance figures assume all distributions are reinvested. Returns at public offering price (POP) reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until December 31, 2008. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses are as follows: Class A — 1.43%, Class B — 2.11%, Class C — 2.12%, Class R — 1.89%, Class R1 — 1.68%, Class R2 — 1.44%, Class R3 — 1.61%, Class R4 — 1.33%, Class R5 — 1.04%, Class 1 — 1.01%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 3.96%, Class B — 5.98%, Class C — 6.12%, Class R — 17.59%, Class R1 — 17.42%, Class R2 — 15.52%, Class R3 — 16.40%, Class R4 — 17.04%, Class R5 — 16.52%, Class 1 — 1.43%.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table and chart do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Since inception performance is calculated with an opening price on the inception date of the Portfolio.

[1]	For certain types of investors as described in the Portfolio’s Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 share prospectuses.

Annual report | Lifecycle 2040 Portfolio	7

John Hancock

Lifecycle 2035 Portfolio

Goal and strategy

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests under normal market conditions, substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire in 2035.

Asset Allocation

Equity	% of Total

U.S. Large Cap	42

U.S. Mid Cap	12

U.S. Small Cap	10

International Large Cap	21

International Small Cap	5

Natural Resources	3

Emerging Markets	2

Fixed Income	% of Total

Global Bond	1

High Yield Bond	1

Intermediate Bond	1

Multi-Sector Bond	1

Treasury Inflation-Protected Securities	1

As a percentage of net assets on August 31, 2008.

Performance review

For the 12 months ended August 31, 2008, the Lifecycle 2035 Portfolio’s Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares returned –10.93%, –11.48%, –11.48%, –11.33%, –11.06%, –10.87%, –11.05%, –10.77%, –10.49% and –10.40%, respectively, at net asset value. In comparison, the Portfolio’s benchmark index, the Standard & Poor’s 500 Index, returned –11.14% and the average target-date 2030+ portfolio returned –10.51%, according to Morningstar, Inc.1 over the same period.

Positive asset allocation was partially offset by negative manager selection during the period. Asset classes that were especially helpful included mid caps and small caps, as well as a 3% stake in global natural resources. Less successful were allocations to international small caps, emerging markets and international blend, which detracted from our results. In December 2007, we had a slight change to policy that resulted in a 5% position in fixed income being added to the Portfolio.

Funds that boosted performance included one of our large-cap value holdings — Value & Restructuring (Columbia), which benefited from an overweighting in the strong-performing energy sector. Another fund that lifted our results was Natural Resources (Wellington). In that case, overweighting energy names and underweighting the weak-performing paper and forest products segment paid off.

Conversely, the Portfolio’s position in Core Equity (Legg Mason) was a significant drag on performance. This fund is run by Bill Miller, who earned the distinction of outperforming the S&P 500 for 15 consecutive years, from 1991 through 2005. Miller is a value manager, meaning he attempts to take positions in stocks with value that has yet to be discovered by other investors. His large stake in some beaten-down financials has been untimely to date, but might still be vindicated by subsequent market action. That said, we are in regular contact with Miller and are monitoring the situation closely. Emerging Small Company (RCM) also was a laggard due to poor stock picking in the industrials sector. Small Cap Intrinsic Value (MFC Global U.S.A) was hampered by unfavorable stock selection in the health care and industrials sectors.

[1]	Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

8	Lifecycle 2035 Portfolio | Annual report

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in the S&P 500 Index.

	Class B	Class C	Class R	[1]	Class R1	[1]	Class R2	[1]	Class R3	[1]	Class R4	[1]	Class R5	[1]	Class 1	[1]

Period beginning	10-30-06	10-30-06	10-30-06		10-30-06		10-30-06		10-30-06		10-30-06		10-30-06		10-30-06

Without sales charge	9,851	9,851	9,884		9,927		9,971		9,939		9,994		10,048		10,059

With maximum sales charge	9,470	9,851	9,884		9,927		9,971		9,939		9,994		10,048		10,059

Index	9,664	9,664	9,664		9,664		9,664		9,664		9,664		9,664		9,664

Performance chart

Total returns with maximum sales charge (POP) for the period ended August 31, 2008.

	Class A	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]

Inception	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Average annual returns — 1 year	–15.39%	–15.82%	–12.35%	–11.33%	–11.06%	–10.87%	–11.05%	–10.77%	–10.49%	–10.40%

Average annual returns — Since inception	–2.93%	–2.91%	–0.81%	–0.63%	–0.40%	–0.16%	–0.33%	–0.03%	0.26%	0.32%

Cumulative total returns — 1 year	–15.39%	–15.82%	–12.35%	–11.33%	–11.06%	–10.87%	–11.05%	–10.77%	–10.49%	–10.40%

Cumulative total returns — Since inception	–5.34%	–5.30%	–1.49%	–1.16%	–0.73%	–0.29%	–0.61%	–0.06%	0.48%	0.59%

Performance figures assume all distributions are reinvested. Returns at public offering price (POP) reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until December 31, 2008. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses are as follows: Class A — 1.42%, Class B — 2.10%, Class C — 2.11%, Class R — 1.87%, Class R1 — 1.66%, Class R2 — 1.41%, Class R3 — 1.59%, Class R4 — 1.30%, Class R5 — 1.02%, Class 1 — 1.00%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 3.27%, Class B — 5.07%, Class C — 4.93%, Class R — 17.28%, Class R1 — 17.09%, Class R2 — 16.49%, Class R3 — 17.02%, Class R4 — 16.72%, Class R5 — 15.88%, Class 1 — 1.25%.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table and chart above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Since inception performance is calculated with an opening price on the inception date of the Portfolio.

[1]	For certain types of investors as described in the Portfolio’s Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 share prospectuses.

Annual report | Lifecycle 2035 Portfolio	9

John Hancock

Lifecycle 2030 Portfolio

Goal and strategy

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests under normal market conditions, substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire in 2030.

Asset Allocation

Equity	% of Total

U.S. Large Cap	42

U.S. Mid Cap	12

U.S. Small Cap	10

International Large Cap	20

International Small Cap	5

Natural Resources	3

Emerging Markets	2

Fixed Income	% of Total

High Yield Bond	2

Global Bond	1

Intermediate Bond	1

Multi-Sector Bond	1

Treasury Inflation-Protected Securities	1

As a percentage of net assets on August 31, 2008.

Performance review

For the 12 months ended August 31, 2008, the Lifecycle 2030 Portfolio’s Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares returned –10.66%, –11.37%, –11.37%, –11.18%, –10.92%, –10.67%, –10.83%, –10.66%, –10.41% and –10.41%, respectively, at net asset value. In comparison, the Standard & Poor’s 500 Index returned –11.14%, the Lehman Brothers U.S. Aggregate Index returned 5.86% and the Portfolio’s blended benchmark — 90% S&P 500 Index/10% Lehman Brothers U.S. Aggregate Index — returned –9.49% over the same period. At the same time, the average target-date 2030+ portfolio returned –10.51%, according to Morningstar, Inc.1

Positive asset allocation was roughly offset by negative manager selection during the period. The Portfolio benefited from its exposure to mid caps and small caps, as well as its 3% stake in global natural resources. Less successful were allocations to international small caps, emerging markets and international blend, which detracted from our results.

Funds that boosted performance included one of our large-cap value holdings — Value & Restructuring (Columbia), which benefited from an overweighting in the strong-performing energy sector. Another fund that lifted our results was Natural Resources (Wellington). In that case, overweighting energy names and underweighting the weak-performing paper and forest products segment paid off.

Conversely, the Portfolio’s position in Core Equity (Legg Mason) was a significant drag on performance. This fund is run by Bill Miller, who earned the distinction of outperforming the S&P 500 for 15 consecutive years, from 1991 through 2005. Miller is a value manager, meaning he attempts to take positions in stocks with value that has yet to be discovered by other investors. His large stake in some beaten-down financials has been untimely to date, but might still be vindicated by subsequent market action. That said, we are in regular contact with Miller and are monitoring the situation closely. Emerging Small Company (RCM) also was a laggard due to poor stock picking in the industrials sector. Small Cap Intrinsic Value (MFC Global U.S.A.) was hampered by unfavorable stock selection in the health care and industrials sectors.

[1]	Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

10	Lifecycle 2030 Portfolio | Annual report

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in a blended Index.

	Class B	Class C	Class R	[1]	Class R1	[1]	Class R2	[1]	Class R3	[1]	Class R4	[1]	Class R5	[1]	Class 1	[1]

Period beginning	10-30-06	10-30-06	10-30-06		10-30-06		10-30-06		10-30-06		10-30-06		10-30-06		10-30-06

Without sales charge	9,806	9,806	9,836		9,886		9,936		9,898		9,949		10,000		10,001

With maximum sales charge	9,426	9,806	9,836		9,886		9,936		9,898		9,949		10,000		10,001

Index[2,3]	9,794	9,794	9,794		9,794		9,794		9,794		9,794		9,794		9,794

Performance chart

Total returns with maximum sales charge (POP) for the period ended August 31, 2008.

	Class A	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]

Inception	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Average annual returns — 1 year	–15.10%	–15.75%	–12.25%	–11.18%	–10.92%	–10.67%	–10.83%	–10.66%	–10.41%	–10.41%

Average annual returns — Since inception	–3.02%	–3.16%	–1.06%	–0.89%	–0.62%	–0.35%	–0.56%	–0.28%	0.00%	0.01%

Cumulative total returns — 1 year	–15.10%	–15.75%	–12.25%	–11.18%	–10.92%	–10.67%	–10.83%	–10.66%	–10.41%	–10.41%

Cumulative total returns — Since inception	–5.50%	–5.74%	–1.94%	–1.64%	–1.14%	–0.64%	–1.02%	–0.51%	0.00%	0.01%

Performance figures assume all distributions are reinvested. Returns at public offering price (POP) reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until December 31, 2008. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses are as follows: Class A — 1.41%, Class B — 2.09%, Class C — 2.09%, Class R — 1.85%, Class R1 — 1.64%, Class R2 — 1.39%, Class R3 — 1.57%, Class R4 — 1.28%, Class R5 — 1.00%, Class 1 — 0.98%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 2.80%, Class B — 4.68%, Class C — 4.60%, Class R — 16.82%, Class R1 — 17.02%, Class R2 — 16.73%, Class R3 — 16.96%, Class R4 — 16.66%, Class R5 — 16.35%, Class 1 — 1.16%.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table and chart above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Since inception performance is calculated with an opening price on the inception date of the Portfolio.

[1]	For certain types of investors as described in the Portfolio’s Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 share prospectuses.

[2]

A blended index is used combining 90% of the Standard & Poor’s 500 Index, an unmanaged index that includes 500 widely traded common stocks, and 10% of the Lehman Brothers U.S. Aggregate Index, an unmanaged index of dollar-denominated and nonconvertible investment- grade debt issues.

[3]	Since inception returns for the index begin on the month end closest to the actual inception date of the Portfolio.

Annual report | Lifecycle 2030 Portfolio	11

John Hancock

Lifecycle 2025 Portfolio

Goal and strategy

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests under normal market conditions, substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire in 2025.

Asset Allocation

Equity	% of Total

U.S. Large Cap	41

U.S. Mid Cap	10

U.S. Small Cap	8

International Large Cap	18

International Small Cap	5

Emerging Markets	2

Natural Resources	2

Real Estate	2

Fixed Income	% of Total

High Yield Bond	4

Intermediate Bond	3

Multi-Sector Bond	2

Treasury Inflation-Protected Securities	2

Global Bond	1

As a percentage of net assets on August 31, 2008.

Performance review

For the 12 months ended August 31, 2008, the Lifecycle 2025 Portfolio’s Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares returned –10.08%, –10.87%, –10.87%, –10.66%, –10.42%, –10.26%,
–10.41%, –10.16%, –9.91% and –9.81%, respectively, at net asset value. In comparison, the Standard & Poor’s 500 Index returned –11.14%, the Lehman Brothers U.S. Aggregate Index returned 5.86% and the Portfolio’s blended benchmark — 90% S&P 500 Index/10% Lehman Brothers U.S. Aggregate Index — returned –9.49% over the same period. At the same time, the average target-date 2015–2029 portfolio returned –7.76%, according to Morningstar, Inc.1

Manager selection was unrewarding during the period, a factor that was partially offset by favorable asset allocation. The Portfolio benefited from its roughly 2% stake in global natural resources, as well as from a presence in mid caps and small caps. Less successful were allocations to international small caps, emerging markets and international blend, which detracted from our results.

Funds that boosted performance included one of our large-cap value holdings — Value & Restructuring (Columbia), which benefited from an overweighting in the strong-performing energy sector. Another fund that lifted our results was Natural Resources (Wellington). In that case, overweighting energy names and underweighting the weak-performing paper and forest products segment paid off.

Conversely, the Portfolio’s position in Core Equity (Legg Mason) was a significant drag on performance. This fund is run by Bill Miller, who earned the distinction of outperforming the S&P 500 for 15 consecutive years, from 1991 through 2005. Miller is a value manager, meaning he attempts to take positions in stocks with value that has yet to be discovered by other investors. His large stake in some beaten-down financials has been untimely to date, but might still be vindicated by subsequent market action. That said, we are in regular contact with Miller and are monitoring the situation closely. Emerging Small Company (RCM) also was a laggard due to poor stock picking in the industrials sector. Small Cap Intrinsic Value (MFC Global U.S.A.) was hampered by unfavorable stock selection in the health care and industrials sectors.

[1]	Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

12	Lifecycle 2025 Portfolio | Annual report

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in a blended index.

	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]

Period beginning	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Without sales charge	9,799	9,799	9,838	9,878	9,918	9,890	9,941	9,992	10,004

With maximum sales charge	9,418	9,799	9,838	9,878	9,918	9,890	9,941	9,992	10,004

Index[2,3]	9,794	9,794	9,794	9,794	9,794	9,794	9,794	9,794	9,794

Performance chart

Total returns with maximum sales charge (POP) for the period ended August 31, 2008.

	Class A	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]

Inception	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Average annual returns — 1 year	–14.57%	–15.27%	–11.75%	–10.66%	–10.42%	–10.26%	–10.41%	–10.16%	–9.91%	–9.81%

Average annual returns — Since inception	–3.06%	–3.20%	–1.10%	–0.88%	–0.66%	–0.44%	–0.60%	–0.32%	–0.04%	0.02%

Cumulative total returns — 1 year	–14.57%	–15.27%	–11.75%	–10.66%	–10.42%	–10.26%	–10.41%	–10.16%	–9.91%	–9.81%

Cumulative total returns — Since inception	–5.58%	–5.82%	–2.01%	–1.62%	–1.22%	–0.82%	–1.10%	–0.59%	–0.08%	0.04%

Performance figures assume all distributions are reinvested. Returns at public offering price (POP) reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until December 31, 2008. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses are as follows: Class A — 1.40%, Class B — 2.08%, Class C — 2.09%, Class R — 1.85%, Class R1 — 1.64%, Class R2 — 1.39%, Class R3 — 1.58%, Class R4 — 1.29%, Class R5 — 1.00%, Class 1 — 0.97%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 3.02%, Class B — 4.59%, Class C — 4.58%, Class R — 17.08%, Class R1 — 16.91%, Class R2 — 16.47%, Class R3 — 15.20%, Class R4 — 16.54%, Class R5 — 16.11%, Class 1 — 1.08%.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table and chart above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Since inception performance is calculated with an opening price on the inception date of the Portfolio.

[1]	For certain types of investors as described in the Portfolio’s Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 share prospectuses.

[2]

A blended index is used combining 90% of the Standard & Poor’s 500 Index, an unmanaged index that includes 500 widely traded common stocks, and 10% of the Lehman Brothers U.S. Aggregate Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

[3]	Since inception returns for the index begin on the month end closest to the actual inception date of the Portfolio.

Annual report | Lifecycle 2025 Portfolio	13

John Hancock

Lifecycle 2020 Portfolio

Goal and strategy

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests under normal market conditions, substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire in 2020.

Asset Allocation

Equity	% of Total

U.S. Large Cap	41

International Large Cap	16

U.S. Mid Cap	7

U.S. Small Cap	6

International Small Cap	3

Emerging Markets	2

Natural Resources	2

Real Estate	2

Fixed Income	% of Total

High Yield Bond	7

Intermediate Bond	4

Multi-Sector Bond	4

Treasury Inflation-Protected Securities	3

Global Bond	2

Loan Participation	1

As a percentage of net assets on August 31, 2008.

Performance review

For the 12 months ended August 31, 2008, the Lifecycle 2020 Portfolio’s Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares returned –8.82%, –9.52%, –9.52%, –9.32%, –9.07%, –8.73%, –8.98%, –8.72%, –8.47% and –8.38%, respectively, at net asset value. In comparison, the Standard & Poor’s 500 Index returned
–11.14%, the Lehman Brothers U.S. Aggregate Index returned 5.86% and the Portfolio’s blended benchmark — 80% S&P 500 Index/20% Lehman Brothers U.S. Aggregate Index — returned –7.81% over the same period. At the same time, the average target-date 2015–2029 portfolio returned –7.76%, according to Morningstar, Inc.1

Manager selection was unrewarding during the period, while asset allocation had a modest positive impact. The Portfolio benefited from its roughly 2% stake in global natural resources. To a lesser extent, a presence in mid caps and small caps was beneficial as well. Less successful were allocations to high-yield bonds, international small caps and emerging markets, which detracted from our results.

The Portfolio’s position in Core Equity (Legg Mason) was a significant drag on performance. This fund is run by Bill Miller, who earned the distinction of outperforming the S&P 500 for 15 consecutive years, from 1991 through 2005. Miller is a value manager, meaning he attempts to take positions in stocks with value that has yet to be discovered by other investors. His large stake in some beaten-down financials has been untimely to date, but might still be vindicated by subsequent market action. That said, we are in regular contact with Miller and are monitoring the situation closely. Emerging Small Company (RCM) also was a laggard due to poor stock picking in the industrials sector. On the fixed-income side, High Income (MFC Global U.S.A.) was a detractor, as investments in the airlines and gaming industries fared poorly.

Funds that boosted performance included one of our large-cap value holdings — Value & Restructuring (Columbia), which benefited from an overweighting in the strong-performing energy sector. Another fund that lifted our results was Natural Resources (Wellington). In that case, overweighting energy names and underweighting the weak-performing paper and forest products segment paid off.

[1]	Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

14	Lifecycle 2020 Portfolio | Annual report

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in a blended index.

	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]

Period beginning	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Without sales charge	9,884	9,884	9,914	9,964	10,014	9,976	10,027	10,078	10,090

With maximum sales charge	9,500	9,884	9,914	9,964	10,014	9,976	10,027	10,078	10,090

Index[2,3]	9,932	9,932	9,932	9,932	9,932	9,932	9,932	9,932	9,932

Performance chart

Total returns with maximum sales charge (POP) for the period ended August 31, 2008.

	Class A	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]

Inception	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Average annual returns — 1 year	–13.39%	–13.98%	–10.41%	–9.32%	–9.07%	–8.73%	–8.98%	–8.72%	–8.47%	–8.38%

Average annual returns — Since inception	–2.67%	–2.74%	–0.63%	–0.47%	–0.20%	0.08%	–0.13%	0.15%	0.42%	0.49%

Cumulative total returns — 1 year	–13.39%	–13.98%	–10.41%	–9.32%	–9.07%	–8.73%	–8.98%	–8.72%	–8.47%	–8.38%

Cumulative total returns — Since inception	–4.86%	–5.00%	–1.16%	–0.86%	–0.36%	0.14%	–0.24%	0.27%	0.78%	0.90%

Performance figures assume all distributions are reinvested. Returns at public offering price (POP) reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until December 31, 2008. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses are as follows: Class A — 1.39%, Class B — 2.07%, Class C — 2.07%, Class R — 1.83%, Class R1 — 1.62%, Class R2 — 1.37%, Class R3 — 1.55%, Class R4 — 1.27%, Class R5 — 0.98%, Class 1 — 0.95%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 2.34%, Class B — 4.04%, Class C — 4.27%, Class R — 17.00%, Class R1 — 16.89%, Class R2 — 15.98%, Class R3 — 16.33%, Class R4 — 16.50%, Class R5 — 8.97%, Class 1 — 1.07%.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table and chart above reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Since inception performance is calculated with an opening price on the inception date of the Portfolio.

[1]	For certain types of investors as described in the Portfolio’s Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 share prospectuses.

[2]

A blended index is used combining 80% of the Standard & Poor’s 500 Index, an unmanaged index that includes 500 widely traded common stocks, and 20% of the Lehman Brothers U.S. Aggregate Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

[3]	Since inception returns for the index begin on the month end closest to the actual inception date of the Portfolio.

Annual report | Lifecycle 2020 Portfolio	15

John Hancock
Lifecycle 2015 Portfolio

Goal and strategy

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests under normal market conditions, substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire in 2015.

Asset Allocation

Equity	% of Total

U.S. Large Cap	38

U.S. Mid Cap	5

U.S. Small Cap	3

International Large Cap	11

International Small Cap	3

Real Estate	4

Emerging Markets	2

Natural Resources	2

Fixed Income	% of Total

High Yield Bond	11

Intermediate Bond	7

Multi-Sector Bond	6

Global Bond	3

Treasury Inflation-Protected Securities	3

Loan Participation	2

As a percentage of net assets on August 31, 2008.

Performance review

For the 12 months ended August 31, 2008, the Lifecycle 2015 Portfolio’s Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares returned –7.16%, –7.86%, –7.86%, –7.66%, –7.41%, –7.16%, –7.32%, –7.06%, –6.81% and –6.80%, respectively, at net asset value. In comparison, the Standard & Poor’s 500 Index returned –11.14%, the Lehman Brothers U.S. Aggregate Index returned 5.86% and the Portfolio’s blended benchmark — 70% S&P 500 Index/30% Lehman Brothers U.S. Aggregate Index — returned –6.10% over the same period. At the same time, the average target-date 2015–2029 portfolio returned –7.76%, according to Morningstar, Inc.1

Both manager selection and asset allocation were unrewarding during the period. The asset classes having the most negative impact on performance were high-yield bonds, international small caps and emerging markets. On the other hand, the Portfolio benefited from its roughly 2% stake in global natural resources. To a lesser extent, a presence in mid caps, TIPS (Treasury Inflation Protected Securities) and domestic REITs (real estate investment trusts) was beneficial as well.

The Portfolio’s position in Core Equity (Legg Mason) was a significant drag on performance. This fund is run by Bill Miller, who earned the distinction of outperforming the S&P 500 for 15 consecutive years, from 1991 through 2005. Miller is a value manager, meaning he attempts to take positions in stocks with value that has yet to be discovered by other investors. His large stake in some beaten-down financials has been untimely to date, but might still be vindicated by subsequent market action. That said, we are in regular contact with Miller and are monitoring the situation closely. On the fixed-income side, High Income (MFC Global U.S.) was a detractor, as investments in the airlines and gaming industries fared poorly. In the case of Strategic Bond (WAMCO), positions in mortgage-backed securities, asset-backed securities and high-yield securities were counterproductive.

Funds that boosted performance included one of our large-cap value holdings — Value & Restructuring (Columbia), which benefited from an overweighting in the strong-performing energy sector. Another fund that lifted our results was Natural Resources (Wellington). In that case, overweighting energy names and underweighting the weak-performing paper and forest products segment paid off.

[1]	Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

16	Lifecycle 2015 Portfolio | Annual report

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in a blended index.

	Class B	Class C	Class R	[1]	Class R1	[1]	Class R2	[1]	Class R3	[1]	Class R4	[1]	Class R5	[1]	Class 1	[1]

Period beginning	10-30-06	10-30-06	10-30-06		10-30-06		10-30-06		10-30-06		10-30-06		10-30-06		10-30-06

Without sales charge	9,926	9,926	9,967		10,007		10,057		10,019		10,070		10,121		10,132

With maximum sales charge	9,542	9,926	9,967		10,007		10,057		10,019		10,070		10,121		10,132

Index[2,3]	10,070	10,070	10,070		10,070		10,070		10,070		10,070		10,070		10,070

Performance chart

Total returns with maximum sales charge (POP) for the period ended August 31, 2008.

	Class A	Class B	Class C	Class R [1]	Class R1 [1]	Class R2 [1]	Class R3 [1]	Class R4 [1]	Class R5 [1]	Class 1 [1]

Inception	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Average annual returns — 1 year	–11.80%	–12.40%	–8.77%	–7.66%	–7.41%	–7.16%	–7.32%	–7.06%	–6.81%	–6.80%

Average annual returns — Since inception	–2.44%	–2.51%	–0.40%	–0.18%	0.04%	0.31%	0.10%	0.38%	0.66%	0.72%

Cumulative total returns — 1 year	–11.80%	–12.40%	–8.77%	–7.66%	–7.41%	–7.16%	–7.32%	–7.06%	–6.81%	–6.80%

Cumulative total returns — Since inception	–4.45%	–4.58%	–0.74%	–0.33%	0.07%	0.57%	0.19%	0.70%	1.21%	1.32%

Performance figures assume all distributions are reinvested. Returns at public offering price (POP) reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until December 31, 2008. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses are as follows: Class A — 1.40%, Class B — 2.09%, Class C — 2.09%, Class R — 1.85%, Class R1 — 1.64%, Class R2 — 1.39%, Class R3 — 1.57%, Class R4 — 1.29%, Class R5 — 1.00%, Class 1 — 0.97%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 2.96%, Class B — 4.05%, Class C — 4.78%, Class R — 17.40%, Class R1 — 17.24%, Class R2 — 16.08%, Class R3 — 17.15%, Class R4 — 16.85%, Class R5 — 16.54%, Class 1 — 1.13%.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table and chart above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Since inception performance is calculated with an opening price on the inception date of the Portfolio.

[1]	For certain types of investors as described in the Portfolio’s Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 share prospectuses.

[2]

A blended index is used combining 70% of the Standard & Poor’s 500 Index, an unmanaged index that includes 500 widely traded common stocks, and 30% of the Lehman Brothers U.S. Aggregate Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

[3]	Since inception returns for the index begin on the month end closest to the actual inception date of the Portfolio.

Annual report | Lifecycle 2015 Portfolio	17

John Hancock
Lifecycle 2010 Portfolio

Goal and strategy

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests under normal market conditions, substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire in 2010.

Asset Allocation

Equity	% of Total

U.S. Large Cap	33

U.S. Mid Cap	2

U.S. Small Cap	2

International Large Cap	9

International Small Cap	2

Real Estate	5

Emerging Markets	2

Natural Resources	2

Fixed Income	% of Total

High Yield Bond	13

Intermediate Bond	12

Multi-Sector Bond	9

Treasury Inflation-Protected Securities	4

Global Bond	3

Loan Participation	2

As a percentage of net assets on August 31, 2008.

Performance review

For the 12 months ended August 31, 2008, the Lifecycle 2010 Portfolio’s Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares returned –5.87%, –6.48%, –6.47%, –6.27%, –6.02%, –5.77%, –6.02%, –5.76%, –5.51% and –5.41%, respectively, at net asset value. In comparison, the Standard & Poor’s 500 Index returned –11.14%, the Lehman Brothers U.S. Aggregate Index returned 5.86% and the Portfolio’s blended benchmark — 60% S&P 500 Index/40% Lehman Brothers U.S. Aggregate Index — returned –4.43% over the same period. At the same time, the average target-date 2000–2014 porfolio returned –4.07%, according to Morningstar, Inc.1

Both manager selection and asset allocation were unrewarding during the period. The asset classes having the most negative impact on performance were high-yield bonds, international small caps and emerging markets. On the other hand, the Portfolio benefited from its roughly 2% stake in global natural resources. To a lesser extent, a presence in TIPS (Treasury Inflation Protected Securities), domestic REITs (real estate investment trusts) and small caps was beneficial as well.

The Portfolio’s position in Core Equity (Legg Mason) was a significant drag on performance. This fund is run by Bill Miller, who earned the distinction of outperforming the S&P 500 for 15 consecutive years, from 1991 through 2005. Miller is a value manager, meaning he attempts to take positions in stocks with value that has yet to be discovered by other investors. His large stake in some beaten-down financials has been untimely to date, but might still be vindicated by subsequent market action. That said, we are in regular contact with Miller and are monitoring the situation closely. On the fixed-income side, High Income (MFC Global U.S.) was a detractor, as investments in the airlines and gaming industries fared poorly. In the case of Strategic Bond (WAMCO), positions in mortgage-backed securities, asset-backed securities and high-yield securities were counterproductive.

Funds that boosted performance included one of our large-cap value holdings — Value & Restructuring (Columbia), which benefited from an overweighting in the strong-performing energy sector. Another fund that lifted our results was Natural Resources (Wellington). In that case, overweighting energy names and underweighting the weak-performing paper and forest products segment paid off.

[1]	Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

18	Lifecycle 2010 Portfolio | Annual report

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in a blended index.

	Class B	Class C	Class R	[1]	Class R1	[1]	Class R2	[1]	Class R3	[1]	Class R4	[1]	Class R5	[1]	Class 1	[1]

Period beginning	10-30-06	10-30-06	10-30-06		10-30-06		10-30-06		10-30-06		10-30-06		10-30-06		10-30-06

Without sales charge	9,947	9,957	9,987		10,027		10,078		10,039		10,091		10,142		10,153

With maximum sales charge	9,561	9,957	9,987		10,027		10,078		10,039		10,091		10,142		10,153

Index[2,3]	10,202	10,202	10,202		10,202		10,202		10,202		10,202		10,202		10,202

Performance chart

Total returns with maximum sales charge (POP) for the period ended August 31, 2008.

	Class A	Class B	Class C	Class R [1]	Class R1 [1]	Class R2 [1]	Class R3 [1]	Class R4 [1]	Class R5 [1]	Class 1 [1]

Inception	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Average annual returns — 1 year	–10.53%	–11.08%	–7.39%	–6.27%	–6.02%	–5.77%	–6.02%	–5.76%	–5.51%	–5.41%

Average annual returns — Since inception	–2.39%	–2.40%	–0.23%	–0.07%	0.15%	0.42%	0.21%	0.49%	0.77%	0.83%

Cumulative total returns — 1 year	–10.53%	–11.08%	–7.39%	–6.27%	–6.02%	–5.77%	–6.02%	–5.76%	–5.51%	–5.41%

Cumulative total returns — Since inception	–4.35%	–4.39%	–0.43%	–0.13%	0.27%	0.78%	0.39%	0.91%	1.42%	1.53%

Performance figures assume all distributions are reinvested. Returns at public offering price (POP) reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until December 31, 2008. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses are as follows: Class A — 1.38%, Class B — 2.05%, Class C — 2.07%, Class R — 1.84%, Class R1 — 1.62%, Class R2 — 1.37%, Class R3 — 1.55%, Class R4 — 1.27%, Class R5 — 0.98%, Class 1 — 0.95%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 3.20%, Class B — 5.88%, Class C — 4.95%, Class R — 17.87%, Class R1 — 17.64%, Class R2 — 17.37%, Class R3 — 17.56%, Class R4 — 17.26%, Class R5 — 16.95%, Class 1 — 1.31%.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table and chart above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Since inception performance is calculated with an opening price on the inception date of the Portfolio.

[1]	For certain types of investors as described in the Portfolio’s Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 share prospectuses.

[2]

A blended index is used combining 60% of the Standard & Poor’s 500 Index, an unmanaged index that includes 500 widely traded common stocks, and 40% of the Lehman Brothers U.S. Aggregate Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

[3]	Since inception returns for the index begin on the month end closest to the actual inception date of the Portfolio.

Annual report | Lifecycle 2010 Portfolio	19

John Hancock
Lifecycle Retirement Portfolio

Goal and strategy

The Portfolio seeks maximum real return, consistent with the preservation of capital and prudent investment management. To pursue this goal, the Portfolio, which is a fund of funds, may invest in various funds of the John Hancock Funds complex that as a group hold a wide variety of equity and fixed-income securities.

Asset Allocation

Equity	% of Total

U.S. Large Cap	19

U.S. Mid Cap	3

U.S. Small Cap	2

International Large Cap	4

International Small Cap	2

Emerging Markets	3

Real Estate	8

Commodities	3

Natural Resources	2

Fixed Income	% of Total

High Yield Bond	15

Intermediate Bond	11

Short-term Securities	10

Treasury Inflation-Protected Securities	9

Multi-Sector Bond	7

Global Bond	2

As a percentage of net assets on August 31, 2008.

Performance review

For the 12 months ended August 31, 2008, the Lifecycle Retirement Portfolio’s Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares returned –4.35%, –5.03%, –5.03%, –4.78%, –4.54%, –4.30%, –4.39%, –4.22%, –3.86% and –3.83%, respectively, at net asset value. In comparison, the Standard & Poor’s 500 Index returned –11.14%, the Lehman Brothers U.S. Aggregate Index returned 5.86% and the Portfolio’s blended benchmark — 50% S&P 500 Index/50% Lehman Brothers U.S. Aggregate Index — returned –2.74% over the same period. At the same time, the average target-date 2000-2014 porfolio returned –4.07%, according to Morningstar, Inc.1

Positive asset allocation was overshadowed by negative manager selection during the period. The Portfolio benefited from a small exposure to the strong commodities markets and from a separate position in global natural resources. An allocation to TIPS (Treasury Inflation Protected Securities) was beneficial as well. On the other hand, high-yield bonds were a drag on performance, along with global REITs (real estate investment trusts) and emerging markets.

The Portfolio’s position in Core Equity (Legg Mason) was a significant drag on performance. This fund is run by Bill Miller, who earned the distinction of outperforming the S&P 500 for 15 consecutive years, from 1991 through 2005. Miller is a value manager, meaning he attempts to take positions in stocks with value that has yet to be discovered by other investors. His large stake in some beaten-down financials has been untimely to date, but might still be vindicated by subsequent market action. That said, we are in regular contact with Miller and are monitoring the situation closely. To a lesser extent, High Income (MFC Global U.S.) also was a detractor, as investments in the airlines and gaming industries fared poorly. In the case of Strategic Bond (WAMCO), positions in mortgage-backed securities, asset-backed securities and high-yield securities were counterproductive.

Also among our fixed-income holdings, Total Return (PIMCO) boosted performance. On the equities side, performance benefited from Natural Resources (Wellington). In that case, overweighting energy names and underweighting the weak-performing paper and forest products segment paid off.

[1]	Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

20	Lifecycle Retirement Portfolio | Annual report

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in a blended index.

	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1	[1]

Period beginning	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Without sales charge	10,017	10,017	10,051	10,093	10,135	10,113	10,160	10,217	10,222

With maximum sales charge	9,638	10,017	10,051	10,093	10,135	10,113	10,160	10,217	10,222

Index[2,3]	10,334	10,334	10,334	10,334	10,334	10,334	10,334	10,334	10,334

Performance chart

Total returns with maximum sales charge (POP) for the period ended August 31, 2008.

	Class A	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]

Inception	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Average annual returns — 1 year	–9.10%	–9.62%	–5.95%	–4.78%	–4.54%	–4.30%	–4.39%	–4.22%	–3.86%	–3.83%

Average annual returns — Since inception	–1.94%	–1.98%	0.09%	0.28%	0.50%	0.73%	0.61%	0.86%	1.17%	1.20%

Cumulative total returns — 1 year	–9.10%	–9.62%	–5.95%	–4.78%	–4.54%	–4.30%	–4.39%	–4.22%	–3.86%	–3.83%

Cumulative total returns — Since inception	–3.55%	–3.62%	0.17%	0.51%	0.93%	1.35%	1.13%	1.60%	2.17%	2.22%

Performance figures assume all distributions are reinvested. Returns at public offering price (POP) reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until December 31, 2008. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses are as follows: Class A — 1.38%, Class B — 2.06%, Class C — 2.08%, Class R — 1.82%, Class R1 — 1.61%, Class R2 — 1.36%, Class R3 — 1.54%, Class R4 — 1.25%, Class R5 — 0.97%, Class 1 — 0.95%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 1.94%, Class B — 3.87%, Class C — 3.29%, Class R — 17.02%, Class R1 — 16.79%, Class R2 — 16.47%, Class R3 — 16.71%, Class R4 — 16.41%, Class R5 — 16.11%, Class 1 — 1.08%.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table and chart above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Since inception performance is calculated with an opening price on the inception date of the Portfolio.

1	For certain types of investors as described in the Portfolio’s Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 share prospectuses.

2

A blended index is used combining 50% of the Standard & Poor’s 500 Index, an unmanaged index that includes 500 widely traded common stocks, and 50% of the Lehman Brothers U.S. Aggregate Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

3	Since inception returns for the index begin on the month end closest to the actual inception date of the Portfolio.

Annual report | Lifecycle Retirement Portfolio	21

Your expenses

As a shareholder of John Hancock Funds II Lifecycle Portfolios, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase and redemption fees on certain exchanges and redemptions, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Portfolio expenses. In addition to the operating expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the Portfolio invests. Because the underlying funds have varied operating expenses and transaction costs and the Portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (March 1, 2008 through August 31, 2008).

Actual expenses:

The first line of each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22	Lifecycle Portfolios | Annual report

Shareholder expense example chart

		Beginning Account Value 3-1-08	Ending Account Value 8-31-08	Expenses Paid During Period 3-1-08–8-31-08	[1]	Annualized Expense Ratio [2,3]

Lifecycle 2045 Portfolio

Class A	Actual	$1,000.00	$954.10	$3.19		0.65%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.30		0.65%

Class B	Actual	1,000.00	949.80	6.67		1.36%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.30	6.90		1.36%

Class C	Actual	1,000.00	949.80	6.62		1.35%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.30	6.85		1.35%

Class R	Actual	1,000.00	950.90	5.88		1.20%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.10	6.09		1.20%

Class R1	Actual	1,000.00	952.00	4.66		0.95%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.82		0.95%

Class R2	Actual	1,000.00	954.10	3.44		0.70%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.56		0.70%

Class R3	Actual	1,000.00	952.00	4.17		0.85%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.32		0.85%

Class R4	Actual	1,000.00	954.10	2.70		0.55%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.40	2.80		0.55%

Class R5	Actual	1,000.00	956.20	1.23		0.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.27		0.25%

Class 1	Actual	1,000.00	955.30	0.98		0.20%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.10	1.02		0.20%

Lifecycle 2040 Portfolio

Class A	Actual	$1,000.00	$953.10	$3.19		0.65%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.30		0.65%

Class B	Actual	1,000.00	949.80	6.67		1.36%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.30	6.90		1.36%

Class C	Actual	1,000.00	949.80	6.67		1.36%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.30	6.90		1.36%

Class R	Actual	1,000.00	951.00	5.88		1.20%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.10	6.09		1.20%

Class R1	Actual	1,000.00	952.00	4.66		0.95%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.82		0.95%

Class R2	Actual	1,000.00	953.10	3.44		0.70%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.56		0.70%

Class R3	Actual	1,000.00	952.00	4.17		0.85%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.32		0.85%

Class R4	Actual	1,000.00	954.20	2.70		0.55%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.40	2.80		0.55%

Class R5	Actual	1,000.00	956.30	1.23		0.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.27		0.25%

Class 1	Actual	1,000.00	956.30	0.98		0.20%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.10	1.02		0.20%

Annual report | Lifecycle Portfolios	23

Shareholder expense example chart, continued

		Beginning Account Value 3-1-08	Ending Account Value 8-31-08	Expenses Paid During Period 3-1-08–8-31-08	[1]	Annualized Expense Ratio [2,3]

Lifecycle 2035 Portfolio

Class A	Actual	$1,000.00	$953.40	$3.19		0.65%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.30		0.65%

Class B	Actual	1,000.00	950.10	6.57		1.34%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.40	6.80		1.34%

Class C	Actual	1,000.00	950.10	6.62		1.35%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.30	6.85		1.35%

Class R	Actual	1,000.00	950.20	5.78		1.18%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.20	5.99		1.18%

Class R1	Actual	1,000.00	951.30	4.61		0.94%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.77		0.94%

Class R2	Actual	1,000.00	953.40	3.54		0.72%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.66		0.72%

Class R3	Actual	1,000.00	952.30	4.17		0.85%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.32		0.85%

Class R4	Actual	1,000.00	953.50	2.65		0.54%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.40	2.75		0.54%

Class R5	Actual	1,000.00	955.50	1.18		0.24%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.22		0.24%

Class 1	Actual	1,000.00	956.50	0.93		0.19%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	0.97		0.19%

Lifecycle 2030 Portfolio

Class A	Actual	$1,000.00	$955.10	$3.10		0.63%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.20		0.63%

Class B	Actual	1,000.00	951.00	6.52		1.33%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.50	6.75		1.33%

Class C	Actual	1,000.00	952.00	6.53		1.33%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.50	6.75		1.33%

Class R	Actual	1,000.00	951.90	5.79		1.18%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.20	5.99		1.18%

Class R1	Actual	1,000.00	953.90	4.57		0.93%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.72		0.93%

Class R2	Actual	1,000.00	955.00	3.44		0.70%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.56		0.70%

Class R3	Actual	1,000.00	954.00	4.08		0.83%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.22		0.83%

Class R4	Actual	1,000.00	955.00	2.56		0.52%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.50	2.64		0.52%

Class R5	Actual	1,000.00	957.00	1.28		0.26%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.32		0.26%

Class 1	Actual	1,000.00	957.00	0.89		0.18%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	0.92		0.18%

24	Lifecycle Portfolios | Annual report

Shareholder expense example chart, continued

		Beginning Account Value 3-1-08	Ending Account Value 8-31-08	Expenses Paid During Period 3-1-08–8-31-08	[1]	Annualized Expense Ratio [2,3]

Lifecycle 2025 Portfolio

Class A	Actual	$1,000.00	$956.00	$3.10		0.63%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.20		0.63%

Class B	Actual	1,000.00	952.90	6.53		1.33%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.50	6.75		1.33%

Class C	Actual	1,000.00	952.90	6.53		1.33%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.50	6.75		1.33%

Class R	Actual	1,000.00	953.90	5.75		1.17%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.30	5.94		1.17%

Class R1	Actual	1,000.00	954.90	4.52		0.92%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.67		0.92%

Class R2	Actual	1,000.00	954.90	3.49		0.71%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.61		0.71%

Class R3	Actual	1,000.00	954.90	4.03		0.82%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.17		0.82%

Class R4	Actual	1,000.00	956.00	2.56		0.52%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.50	2.64		0.52%

Class R5	Actual	1,000.00	958.00	1.08		0.22%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.00	1.12		0.22%

Class 1	Actual	1,000.00	959.00	0.84		0.17%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.30	0.87		0.17%

Lifecycle 2020 Portfolio

Class A	Actual	$1,000.00	$960.20	$3.05		0.62%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.15		0.62%

Class B	Actual	1,000.00	957.10	6.49		1.32%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.50	6.70		1.32%

Class C	Actual	1,000.00	956.20	6.49		1.32%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.50	6.70		1.32%

Class R	Actual	1,000.00	957.10	5.76		1.17%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.30	5.94		1.17%

Class R1	Actual	1,000.00	959.10	4.53		0.92%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.67		0.92%

Class R2	Actual	1,000.00	960.10	3.35		0.68%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.46		0.68%

Class R3	Actual	1,000.00	959.10	4.04		0.82%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.17		0.82%

Class R4	Actual	1,000.00	960.20	2.56		0.52%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.50	2.64		0.52%

Class R5	Actual	1,000.00	962.20	1.18		0.24%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.22		0.24%

Class 1	Actual	1,000.00	962.20	0.84		0.17%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.30	0.87		0.17%

Annual report | Lifecycle Portfolios	25

Shareholder expense example chart, continued

		Beginning Account Value 3-1-08	Ending Account Value 8-31-08	Expenses Paid During Period 3-1-08–8-31-08	[1]	Annualized Expense Ratio [2,3]

Lifecycle 2015 Portfolio

Class A	Actual	$1,000.00	$966.00	$3.11		0.63%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.20		0.63%

Class B	Actual	1,000.00	962.00	6.56		1.33%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.50	6.75		1.33%

Class C	Actual	1,000.00	962.90	6.61		1.34%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.40	6.80		1.34%

Class R	Actual	1,000.00	962.90	5.82		1.18%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.20	5.99		1.18%

Class R1	Actual	1,000.00	963.90	4.54		0.92%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.67		0.92%

Class R2	Actual	1,000.00	965.90	3.46		0.70%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.56		0.70%

Class R3	Actual	1,000.00	964.90	4.15		0.84%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.27		0.84%

Class R4	Actual	1,000.00	966.00	2.62		0.53%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.50	2.69		0.53%

Class R5	Actual	1,000.00	968.00	1.09		0.22%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.00	1.12		0.22%

Class 1	Actual	1,000.00	968.00	0.89		0.18%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	0.92		0.18%

Lifecycle 2010 Portfolio

Class A	Actual	$1,000.00	$969.00	$3.22		0.65%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.30		0.65%

Class B	Actual	1,000.00	966.00	6.67		1.35%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.30	6.85		1.35%

Class C	Actual	1,000.00	967.00	6.67		1.35%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.30	6.85		1.35%

Class R	Actual	1,000.00	966.90	5.93		1.20%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.10	6.09		1.20%

Class R1	Actual	1,000.00	967.90	4.70		0.95%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.82		0.95%

Class R2	Actual	1,000.00	969.90	3.52		0.71%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.61		0.71%

Class R3	Actual	1,000.00	968.90	4.21		0.85%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.32		0.85%

Class R4	Actual	1,000.00	970.00	2.77		0.56%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.30	2.85		0.56%

Class R5	Actual	1,000.00	971.00	1.34		0.27%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.37		0.27%

Class 1	Actual	1,000.00	972.00	0.99		0.20%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.10	1.02		0.20%

26	Lifecycle Portfolios | Annual report

FINANCIAL STATEMENTS

Shareholder expense example chart, continued

		Beginning Account Value 3-1-08	Ending Account Value 8-31-08	Expenses Paid During Period 3-1-08–8-31-08	[1]	Annualized Expense Ratio [2,3]

Lifecycle Retirement Portfolio

Class A	Actual	$1,000.00	$956.50	$3.34		0.68%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.46		0.68%

Class B	Actual	1,000.00	949.70	6.76		1.38%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.20	7.00		1.38%

Class C	Actual	1,000.00	949.70	6.76		1.38%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.20	7.00		1.38%

Class R	Actual	1,000.00	952.20	5.99		1.22%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.00	6.19		1.22%

Class R1	Actual	1,000.00	954.60	4.81		0.98%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	4.98		0.98%

Class R2	Actual	1,000.00	957.00	3.59		0.73%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.71		0.73%

Class R3	Actual	1,000.00	956.10	4.33		0.88%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.47		0.88%

Class R4	Actual	1,000.00	957.80	2.85		0.58%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	2.95		0.58%

Class R5	Actual	1,000.00	961.40	1.38		0.28%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.42		0.28%

Class 1	Actual	1,000.00	961.70	1.13		0.23%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.00	1.17		0.23%

[1]

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184) and divided by 366 (to reflect the one-half year period).

[2]	Lifecycle Portfolios’ expense ratios do not include fees and expenses indirectly incurred by the underlying funds.

[3]

Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

	Lifecycle 2045	Lifecycle 2040	Lifecycle 2035	Lifecycle 2030	Lifecycle 2025	Lifecycle 2020	Lifecycle 2015	Lifecycle 2010	Lifecycle Retirement
8/31/08	0.49% – 1.13%	0.49% – 1.13%	0.49% – 1.13%	0.49% – 1.13%	0.49% – 1.13%	0.49% – 1.13%	0.49% – 1.13%	0.49% – 1.13%	0.49% – 1.13%

Annual report | Lifecycle Portfolios	27

Portfolio’s investments

FINANCIAL STATEMENTS

Investment companies

Underlying Funds’ Investment Manager

BlackRock Investment Management, LLC (formerly Mercury Advisors)	(BlackRock)

Columbia Management Advisors, LLC	(Columbia)

Davis Advisors	(Davis)

Declaration Management/ John Hancock Advisers	(Declaration)

Deutsche Asset Management	(Deutsche)

Dimensional Fund Advisors, Inc.	(DFA)

Franklin®Templeton®	(Templeton)

Grantham, Mayo, Van Otterloo & Co.	(GMO)

Jennison Associates LLC	(Jennison)

Legg Mason Funds Management, Inc.	(Legg Mason)

Marsico Capital Management, LLC	(Marsico)

MFC Global Investment Management (U.S.A.) Limited	(MFC Global U.S.A.)

MFC Global Investment Management (U.S.), LLC	(MFC Global U.S.)

Pacific Investment Management Company	(PIMCO)

RCM Capital Management, Inc.	(RCM)

RiverSource Investments, LLC	(RiverSource)

SSgA Funds Management, Inc.	(SSgA)

T. Rowe Price Associates, Inc.	(T. Rowe Price)

Van Kampen	(Van Kampen)

Wellington Management Company, LLP	(Wellington)

Wells Capital Management, Inc.	(Wells Capital)

Western Asset Management Company	(WAMCO)

Lifecycle 2045 Portfolio

Securities owned by the Portfolio on 8-31-08

Issuer	Shares	Value

Investment companies 100.05%

John Hancock Funds 1.00%

Small Cap Intrinsic Value (MFC Global U.S.) (c)(f)	87,950	$1,017,582

John Hancock Funds II 96.04%

Blue Chip Growth (T. Rowe Price) (f)	271,147	5,168,064

Capital Appreciation (Jennison) (f)	406,934	4,134,451

Core Equity (Legg Mason) (f)	205,376	2,203,689

Emerging Markets Value (DFA) (f)	214,025	2,026,819

Emerging Small Company (RCM) (f)	134,049	3,546,933

Fundamental Value (Davis) (f)	202,009	3,100,839

Global Bond (PIMCO) (f)	67,471	1,013,410

High Yield (WAMCO) (f)	115,422	1,013,410

Index 500 (MFC Global U.S.A.) (c)(f)	2,353,344	22,286,170

International Equity Index (SSgA) (f)	656,282	12,160,914

International Opportunities (Marsico) (f)	200,015	3,040,228

International Small Cap (Templeton) (f)	161,424	2,537,593

International Small Company (DFA) (f)	299,761	2,544,970

International Value (Templeton) (f)	194,709	3,045,252

Large Cap Value (BlackRock) (f)	140,755	3,100,839

Mid Cap Index (MFC Global U.S.A.) (c)(f)	275,833	5,067,047

Mid Cap Stock (Wellington) (f)	239,435	4,053,638

Mid Cap Value Equity (RiverSource) (f)	102,780	1,013,409

Natural Resources (Wellington) (f)	85,080	2,978,635

Real Return Bond (PIMCO) (f)	72,129	1,013,409

Small Cap Index (MFC Global U.S.A.) (c)(f)	196,119	2,541,702

Small Company Value (T. Rowe Price) (f)	101,789	2,533,524

Strategic Bond (WAMCO) (f)	96,977	1,013,409

Total Bond Market (Declaration) (c)(f)	102,294	1,030,096

Value & Restructuring (Columbia) (f)	258,988	3,105,271

Value (Van Kampen) (f)	216,918	2,067,226

		97,340,947

John Hancock Funds III 3.01%

International Core (GMO) (f)	84,067	3,045,734

Total investment companies (Cost $110,892,005)		$101,404,263

Total investments (Cost $110,892,005)† 100.05%		$101,404,263

Liabilities in excess of other assets (0.05)%		(48,790)

Total net assets 100.00%		$101,355,473

Percentages are stated as a percent of net assets.

28	Lifecycle Portfolios | Annual report	See notes to financial statements

Lifecycle 2040 Portfolio

Securities owned by the Portfolio on 8-31-08

Issuer	Shares	Value

Investment companies 100.05%

John Hancock Funds 1.01%

Small Cap Intrinsic Value (MFC Global U.S.) (c)(f)	101,143	$1,170,228

John Hancock Funds II 96.04%

Blue Chip Growth (T. Rowe Price) (f)	311,759	5,942,129

Capital Appreciation (Jennison) (f)	467,884	4,753,703

Core Equity (Legg Mason) (f)	235,539	2,527,338

Emerging Markets Value (DFA) (f)	246,040	2,330,001

Emerging Small Company (RCM) (f)	154,101	4,077,502

Fundamental Value (Davis) (f)	233,623	3,586,119

Global Bond (PIMCO) (f)	77,753	1,167,851

High Yield (WAMCO) (f)	133,076	1,168,404

Index 500 (MFC Global U.S.A.) (c)(f)	2,705,777	25,623,708

International Equity Index (SSgA) (f)	754,453	13,980,007

International Opportunities (Marsico) (f)	229,934	3,495,002

International Small Cap (Templeton) (f)	185,587	2,917,432

International Small Company (DFA) (f)	344,631	2,925,913

International Value (Templeton) (f)	223,854	3,501,080

Large Cap Value (BlackRock) (f)	161,837	3,565,277

Mid Cap Index (MFC Global U.S.A.) (c)(f)	317,865	5,839,184

Mid Cap Stock (Wellington) (f)	275,251	4,660,002

Mid Cap Value Equity (RiverSource) (f)	118,154	1,165,000

Natural Resources (Wellington) (f)	97,884	3,426,931

Real Return Bond (PIMCO) (f)	82,918	1,165,001

Small Cap Index (MFC Global U.S.A.) (c)(f)	226,256	2,932,273

Small Company Value (T. Rowe Price) (f)	117,404	2,922,180

Strategic Bond (WAMCO) (f)	111,682	1,167,074

Total Bond Market (Declaration) (c)(f)	117,553	1,183,758

Value & Restructuring (Columbia) (f)	298,408	3,577,913

Value (Van Kampen) (f)	249,407	2,376,852

		111,977,634

John Hancock Funds III 3.00%

International Core (GMO) (f)	96,650	3,501,635

Total investment companies (Cost $127,351,837)		$116,649,497

Total investments (Cost $127,351,837)† 100.05%		$116,649,497

Liabilities in excess of other assets (0.05)%		(57,013)

Total net assets 100.00%		$116,592,484

Percentages are stated as a percent of net assets.

Lifecycle 2035 Portfolio

Securities owned by the Portfolio on 8-31-08

Issuer	Shares	Value

Investment companies 100.04%

John Hancock Funds 1.00%

Small Cap Intrinsic Value (MFC Global U.S.) (c)(f)	144,610	$1,673,139

John Hancock Funds II 96.02%

Blue Chip Growth (T. Rowe Price) (f)	443,475	8,452,629

Capital Appreciation (Jennison) (f)	665,561	6,762,103

Core Equity (Legg Mason) (f)	349,519	3,750,337

Emerging Markets Value (DFA) (f)	351,962	3,333,076

Emerging Small Company (RCM) (f)	220,257	5,827,990

Fundamental Value (Davis) (f)	331,915	5,094,896

Global Bond (PIMCO) (f)	111,732	1,678,214

High Yield (WAMCO) (f)	191,231	1,679,009

Index 500 (MFC Global U.S.A.) (c)(f)	3,856,038	36,516,675

International Equity Index (SSgA) (f)	1,080,836	20,027,885

International Opportunities (Marsico) (f)	330,354	5,021,379

International Small Cap (Templeton) (f)	266,037	4,182,100

International Small Company (DFA) (f)	495,011	4,202,642

International Value (Templeton) (f)	320,279	5,009,161

Large Cap Value (BlackRock) (f)	230,212	5,071,577

Mid Cap Index (MFC Global U.S.A.) (c)(f)	452,556	8,313,461

Mid Cap Stock (Wellington) (f)	393,454	6,661,172

Mid Cap Value Equity (RiverSource) (f)	168,511	1,661,515

Natural Resources (Wellington) (f)	137,913	4,828,351

Real Return Bond (PIMCO) (f)	119,112	1,673,523

Small Cap Index (MFC Global U.S.A.) (c)(f)	322,465	4,179,141

Small Company Value (T. Rowe Price) (f)	167,216	4,162,018

Strategic Bond (WAMCO) (f)	160,488	1,677,097

Total Bond Market (Declaration) (c)(f)	167,477	1,686,494

Value & Restructuring (Columbia) (f)	424,662	5,091,695

Value (Van Kampen) (f)	354,780	3,381,051

		159,925,191

John Hancock Funds III 3.02%

International Core (GMO) (f)	138,718	5,025,741

Total investment companies (Cost $182,911,667)		$166,624,071

Total investments (Cost $182,911,667)† 100.04%		$166,624,071

Liabilities in excess of other assets (0.04)%		(61,187)

Total net assets 100.00%		$166,562,884

Percentages are stated as a percent of net assets.

See notes to financial statements	Annual report | Lifecycle Portfolios	29

FINANCIAL STATEMENTS

Lifecycle 2030 Portfolio

Securities owned by the Portfolio on 8-31-08

Issuer	Shares	Value

Investment companies 100.02%

John Hancock Funds 1.01%

Small Cap Intrinsic Value (MFC Global U.S.) (c)(f)	198,793	$2,300,030

John Hancock Funds II 96.00%

Blue Chip Growth (T. Rowe Price) (f)	603,253	11,498,009

Capital Appreciation (Jennison) (f)	907,106	9,216,193

Core Equity (Legg Mason) (f)	460,879	4,945,232

Emerging Markets Value (DFA) (f)	480,599	4,551,274

Emerging Small Company (RCM) (f)	301,965	7,989,991

Fundamental Value (Davis) (f)	453,726	6,964,699

Global Bond (PIMCO) (f)	152,569	2,291,580

High Yield (WAMCO) (f)	522,247	4,585,332

Index 500 (MFC Global U.S.A.) (c)(f)	5,268,471	49,892,421

International Equity Index (SSgA) (f)	1,356,653	25,138,783

International Opportunities (Marsico) (f)	451,094	6,856,632

International Small Cap (Templeton) (f)	290,616	4,568,485

International Small Company (DFA) (f)	811,117	6,886,387

International Value (Templeton) (f)	438,559	6,859,058

Large Cap Value (BlackRock) (f)	314,847	6,936,080

Mid Cap Index (MFC Global U.S.A.) (c)(f)	622,121	11,428,357

Mid Cap Stock (Wellington) (f)	538,848	9,122,701

Mid Cap Value Equity (RiverSource) (f)	231,073	2,278,384

Natural Resources (Wellington) (f)	190,205	6,659,091

Real Return Bond (PIMCO) (f)	162,646	2,285,175

Small Cap Index (MFC Global U.S.A.) (c)(f)	443,286	5,744,981

Small Company Value (T. Rowe Price) (f)	229,798	5,719,674

Strategic Bond (WAMCO) (f)	219,144	2,290,055

Total Bond Market (Declaration) (c)(f)	229,484	2,310,908

Value & Restructuring (Columbia) (f)	580,876	6,964,699

Value (Van Kampen) (f)	487,212	4,643,132

		218,627,313

John Hancock Funds III 3.01%

International Core (GMO) (f)	189,417	6,862,588

Total investment companies (Cost $249,794,115)		$227,789,931

Total investments (Cost $249,794,115)† 100.02%		$227,789,931

Liabilities in excess of other assets (0.02)%		(46,392)

Total net assets 100.00%		$227,743,539

Percentages are stated as a percent of net assets.

Lifecycle 2025 Portfolio

Securities owned by the Portfolio on 8-31-08

Issuer	Shares	Value

Investment companies 100.02%

John Hancock Funds 1.01%

Small Cap Intrinsic Value (MFC Global U.S.) (c)(f)	251,582	$2,910,803

John Hancock Funds II 96.00%

Blue Chip Growth (T. Rowe Price) (f)	610,611	11,638,255

Capital Appreciation (Jennison) (f)	1,139,689	11,579,241

Core Equity (Legg Mason) (f)	590,324	6,334,178

Emerging Markets Value (DFA) (f)	607,341	5,751,517

Emerging Small Company (RCM) (f)	327,559	8,667,199

Fundamental Value (Davis) (f)	576,727	8,852,759

Global Bond (PIMCO) (f)	192,101	2,885,364

Global Real Estate (Deutsche) (f)	360,846	2,940,891

High Income (MFC Global U.S.) (c)(f)	363,692	2,898,624

High Yield (WAMCO) (f)	659,073	5,786,657

Index 500 (MFC Global U.S.A.) (c)(f)	6,976,058	66,063,273

International Equity Index (SSgA) (f)	1,718,194	31,838,141

International Opportunities (Marsico) (f)	380,401	5,782,101

International Small Cap (Templeton) (f)	368,256	5,788,980

International Small Company (DFA) (f)	1,028,576	8,732,614

International Value (Templeton) (f)	370,674	5,797,341

Large Cap Value (BlackRock) (f)	398,473	8,778,361

Mid Cap Index (MFC Global U.S.A.) (c)(f)	787,325	14,463,156

Mid Cap Stock (Wellington) (f)	511,454	8,658,924

Mid Cap Value Equity (RiverSource) (f)	292,817	2,887,178

Natural Resources (Wellington) (f)	161,197	5,643,499

Real Estate Equity (T. Rowe Price) (f)	346,352	2,950,920

Real Return Bond (PIMCO) (f)	412,510	5,795,761

Small Cap Index (MFC Global U.S.A.) (c)(f)	337,281	4,371,165

Small Company Value (T. Rowe Price) (f)	232,657	5,790,826

Strategic Bond (WAMCO) (f)	277,521	2,900,094

Strategic Income (MFC Global U.S.) (c)(f)	288,633	2,892,101

Total Bond Market (Declaration) (c)(f)	586,081	5,901,839

Total Return (PIMCO) (f)	206,402	2,906,147

U.S. High Yield Bond (Wells Capital) (f)	239,290	2,893,014

Value & Restructuring (Columbia) (f)	492,230	5,901,839

Value (Van Kampen) (f)	308,808	2,942,937

		277,014,896

John Hancock Funds III 3.01%

International Core (GMO) (f)	240,220	8,703,176

Total investment companies (Cost $316,196,726)		$288,628,875

Total investments (Cost $316,196,726)† 100.02%		$288,628,875

Liabilities in excess of other assets (0.02)%		(65,641)

Total net assets 100.00%		$288,563,234

Percentages are stated as a percent of net assets.

30	Lifecycle Portfolios | Annual report	See notes to financial statements

Lifecycle 2020 Portfolio

Securities owned by the Portfolio on 8-31-08

Issuer	Shares	Value

Investment companies 100.02%

John Hancock Funds 1.01%

Small Cap Intrinsic Value (MFC Global U.S.) (c)(f)	249,824	$2,890,465

John Hancock Funds II 97.01%

Blue Chip Growth (T. Rowe Price) (f)	604,775	11,527,004

Capital Appreciation (Jennison) (f)	1,134,548	11,527,004

Core Equity (Legg Mason) (f)	391,804	4,204,056

Emerging Markets Value (DFA) (f)	603,684	5,716,886

Emerging Small Company (RCM) (f)	216,847	5,737,760

Floating Rate Income (WAMCO) (f)	293,994	2,878,201

Fundamental Value (Davis) (f)	571,376	8,770,621

Global Bond (PIMCO) (f)	383,285	5,756,940

Global Real Estate (Deutsche) (f)	357,137	2,910,669

High Income (MFC Global U.S.) (c)(f)	722,624	5,759,310

High Yield (WAMCO) (f)	983,998	8,639,500

Index 500 (MFC Global U.S.A.) (c)(f)	7,182,525	68,018,516

International Equity Index (SSgA) (f)	1,549,924	28,720,083

International Opportunities (Marsico) (f)	377,748	5,741,775

International Small Cap (Templeton) (f)	274,115	4,309,082

International Small Company (DFA) (f)	509,425	4,325,019

International Value (Templeton) (f)	367,427	5,746,552

Large Cap Value (BlackRock) (f)	392,913	8,655,883

Mid Cap Index (MFC Global U.S.A.) (c)(f)	626,251	11,504,230

Mid Cap Stock (Wellington) (f)	338,587	5,732,282

Natural Resources (Wellington) (f)	160,243	5,610,093

Real Estate Equity (T. Rowe Price) (f)	346,633	2,953,315

Real Return Bond (PIMCO) (f)	612,902	8,611,273

Small Cap Index (MFC Global U.S.A.) (c)(f)	334,323	4,332,824

Small Company Value (T. Rowe Price) (f)	115,653	2,878,607

Spectrum Income (T. Rowe Price) (f)	284,244	2,870,869

Strategic Bond (WAMCO) (f)	275,268	2,876,553

Strategic Income (MFC Global U.S.) (c)(f)	574,736	5,758,854

Total Bond Market (Declaration) (c)(f)	572,178	5,761,834

Total Return (PIMCO) (f)	408,601	5,753,107

U.S. High Yield Bond (Wells Capital) (f)	476,251	5,757,869

Value & Restructuring (Columbia) (f)	486,547	5,833,700

Value (Van Kampen) (f)	304,438	2,901,297

		278,081,568

John Hancock Funds III 2.00%

International Core (GMO) (f)	158,647	5,747,796

Total investment companies (Cost $311,938,552)		$286,719,829

Total investments (Cost $311,938,552)† 100.02%		$286,719,829

Liabilities in excess of other assets (0.02)%		(70,429)

Total net assets 100.00%		$286,649,400

Percentages are stated as a percent of net assets.

Lifecycle 2015 Portfolio

Securities owned by the Portfolio on 8-31-08

Issuer	Shares	Value

Investment companies 100.02%

John Hancock Funds II 98.02%

Blue Chip Growth (T. Rowe Price) (f)	415,910	$7,927,248

Capital Appreciation (Jennison) (f)	780,241	7,927,248

Core Equity (Legg Mason) (f)	314,917	3,379,063

Emerging Markets Value (DFA) (f)	472,044	4,470,260

Emerging Small Company (RCM) (f)	84,801	2,243,827

Floating Rate Income (WAMCO) (f)	456,615	4,470,260

Fundamental Value (Davis) (f)	445,016	6,830,994

Global Bond (PIMCO) (f)	446,431	6,705,390

Global Real Estate (Deutsche) (f)	556,225	4,533,232

High Income (MFC Global U.S.) (c)(f)	562,127	4,480,155

High Yield (WAMCO) (f)	1,781,994	15,645,911

Index 500 (MFC Global U.S.A.) (c)(f)	5,275,620	49,960,122

International Equity Index (SSgA) (f)	727,342	13,477,640

International Opportunities (Marsico) (f)	294,851	4,481,731

International Small Cap (Templeton) (f)	142,299	2,236,943

International Small Company (DFA) (f)	529,642	4,496,658

International Value (Templeton) (f)	143,687	2,247,265

Large Cap Value (BlackRock) (f)	205,622	4,529,856

Mid Cap Index (MFC Global U.S.A.) (c)(f)	366,891	6,739,786

Mid Cap Stock (Wellington) (f)	132,409	2,241,685

Natural Resources (Wellington) (f)	124,247	4,349,871

Real Estate Equity (T. Rowe Price) (f)	539,865	4,599,652

Real Return Bond (PIMCO) (f)	477,252	6,705,390

Small Cap Index (MFC Global U.S.A.) (c)(f)	174,283	2,258,706

Small Company Value (T. Rowe Price) (f)	90,348	2,248,756

Spectrum Income (T. Rowe Price) (f)	221,519	2,237,345

Strategic Bond (WAMCO) (f)	641,664	6,705,390

Strategic Income (MFC Global U.S.) (c)(f)	446,134	4,470,260

Total Bond Market (Declaration) (c)(f)	1,115,545	11,233,534

Total Return (PIMCO) (f)	317,490	4,470,260

U.S. High Yield Bond (Wells Capital) (f)	369,749	4,470,260

Value & Restructuring (Columbia) (f)	378,947	4,543,574

Value (Van Kampen) (f)	237,921	2,267,383

		219,585,655

John Hancock Funds III 2.00%

International Core (GMO) (f)	124,082	4,495,503

Total investment companies (Cost $242,705,208)		$224,081,158

Total investments (Cost $242,705,208)† 100.02%		$224,081,158

Liabilities in excess of other assets (0.02%)		(54,181)

Total net assets 100.00%		$224,026,977

Percentages are stated as a percent of net assets.

See notes to financial statements	Annual report | Lifecycle Portfolios	31

FINANCIAL STATEMENTS

Lifecycle 2010 Portfolio

Securities owned by the Portfolio on 8-31-08

Issuer	Shares	Value

Investment companies 100.05%

John Hancock Funds II 99.04%

Blue Chip Growth (T. Rowe Price) (f)	203,129	$3,871,646

Capital Appreciation (Jennison) (f)	381,068	3,871,646

Core Equity (Legg Mason) (f)	88,690	951,643

Emerging Markets Value (DFA) (f)	272,452	2,580,118

Floating Rate Income (WAMCO) (f)	261,813	2,563,146

Fundamental Value (Davis) (f)	169,281	2,598,470

Global Bond (PIMCO) (f)	255,675	3,840,245

Global Real Estate (Deutsche) (f)	480,561	3,916,570

High Income (MFC Global U.S.) (c)(f)	487,542	3,885,711

High Yield (WAMCO) (f)	1,023,318	8,984,729

Index 500 (MFC Global U.S.A.) (c)(f)	2,733,189	25,883,304

International Equity Index (SSgA) (f)	420,111	7,784,650

International Opportunities (Marsico) (f)	85,153	1,294,318

International Small Cap (Templeton) (f)	82,196	1,292,116

International Small Company (DFA) (f)	153,160	1,300,329

International Value (Templeton) (f)	82,993	1,298,014

Large Cap Value (BlackRock) (f)	117,588	2,590,471

Mid Cap Index (MFC Global U.S.A.) (c)(f)	141,220	2,594,206

Natural Resources (Wellington) (f)	71,614	2,507,206

Real Estate Equity (T. Rowe Price) (f)	305,100	2,599,454

Real Return Bond (PIMCO) (f)	364,436	5,120,327

Small Cap Index (MFC Global U.S.A.) (c)(f)	200,295	2,595,821

Spectrum Income (T. Rowe Price) (f)	254,089	2,566,300

Strategic Bond (WAMCO) (f)	490,655	5,127,342

Strategic Income (MFC Global U.S.) (c)(f)	384,183	3,849,511

Total Bond Market (Declaration) (c)(f)	1,278,627	12,875,775

Total Return (PIMCO) (f)	182,034	2,563,038

U.S. High Yield Bond (Wells Capital) (f)	318,296	3,848,193

Value & Restructuring (Columbia) (f)	217,567	2,608,632

		127,362,931

John Hancock Funds III 1.01%

International Core (GMO) (f)	35,835	1,298,295

Total investment companies (Cost $137,739,425)		$128,661,226

Total investments (Cost $137,739,425)† 100.05%		$128,661,226

Liabilities in excess of other assets (0.05)%		(64,540)

Total net assets 100.00%		$128,596,686

Percentages are stated as a percent of net assets.

Lifecycle Retirement Portfolio

Securities owned by the Portfolio on 8-31-08

Issuer	Shares	Value

Investment companies 94.43%

Investment Companies 6.37%

Financial Select Sector SPDR Fund	115,000	$2,463,300

iShares MSCI EAFE Index Fund	15,100	959,907

PowerShares DB Commodity Index Tracking Fund *	96,002	3,625,036

SPDR Lehman High Yield Bond ETF	75,000	3,200,250

SPDR Trust Series 1	35,000	4,507,650

		14,756,143

John Hancock Funds II 87.05%

Core Equity (Legg Mason) (f)	510,843	5,481,350

Emerging Markets Value (DFA) (f)	735,785	6,967,887

Floating Rate Income (WAMCO) (f)	471,249	4,613,524

Fundamental Value (Davis) (f)	463,511	7,114,899

Global Bond (PIMCO) (f)	306,723	4,606,986

Global Real Estate (Deutsche) (f)	1,158,453	9,441,393

High Income (MFC Global U.S.) (c)(f)	1,170,064	9,325,413

High Yield (WAMCO) (f)	1,578,785	13,861,736

Index 500 (MFC Global U.S.A.) (c)(f)	3,506,110	33,202,863

International Equity Index (SSgA) (f)	252,123	4,671,843

International Small Cap (Templeton) (f)	147,978	2,326,219

International Small Company (DFA) (f)	274,893	2,333,839

International Value (Templeton) (f)	149,422	2,336,953

Investment Quality Bond (Wellington) (f)	792,787	9,204,251

Mid Cap Index (MFC Global U.S.A.) (c)(f)	381,533	7,008,769

Natural Resources (Wellington) (f)	133,345	4,668,398

Real Estate Equity (T. Rowe Price) (f)	1,113,443	9,486,532

Real Return Bond (PIMCO) (f)	1,146,594	16,109,652

Small Cap Index (MFC Global U.S.A.) (c)(f)	362,477	4,697,699

Spectrum Income (T. Rowe Price) (f)	686,020	6,928,801

Strategic Bond (WAMCO) (f)	441,576	4,614,469

Strategic Income (MFC Global U.S.) (c)(f)	461,005	4,619,274

Total Bond Market (Declaration) (c)(f)	942,059	9,486,532

Total Return (PIMCO) (f)	491,477	6,919,995

U.S. High Yield Bond (Wells Capital) (f)	954,858	11,544,231

		201,573,508

John Hancock Funds III 1.01%

International Core (GMO) (f)	64,517	2,337,458

Total investment companies (Cost $228,479,873)		$218,667,109

	Principal Amount	Value

Short-term investments 5.43%

Federal Home Loan Bank Discount Notes zero coupon due 09/02/2008	$12,578,000	$12,577,319

Total short-term investments (Cost $12,577,319)		$12,577,319

Total investments (Cost $241,057,192)† 99.86%		$231,244,428

Other assets in excess of liabilities 0.14%		320,038

Total net assets 100.00%		$231,564,466

Percentages are stated as a percent of net assets.

32	Lifecycle Portfolios | Annual report	See notes to financial statements

*	Non-Income Producing.

(c)	Investment is an affiliate of the Trust’s advisor or subadvisor.

(f)	The underlying fund’s subadviser.

†	At August 31, 2008, the aggregate cost of investment securities for federal income tax purposes was as follows:

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation)
LIFECYCLE 2045	$111,566,482	$69,726	($10,231,945)	($10,162,219)
LIFECYCLE 2040	128,203,936	96,332	(11,650,771)	(11,554,439)
LIFECYCLE 2035	183,935,870	126,975	(17,438,774)	(17,311,799)
LIFECYCLE 2030	250,485,652	184,808	(22,880,529)	(22,695,721)
LIFECYCLE 2025	316,862,299	294,538	(28,527,962)	(28,233,424)
LIFECYCLE 2020	312,687,789	357,378	(26,325,338)	(25,967,960)
LIFECYCLE 2015	243,578,349	323,317	(19,820,508)	(19,497,191)
LIFECYCLE 2010	138,584,373	193,811	(10,116,958)	(9,923,147)
LIFECYCLE RETIREMENT	247,942,144	2,765,131	(19,462,847)	(16,697,716)

See notes to financial statements	Annual report | Lifecycle Portfolios	33

Financial statements

FINANCIAL STATEMENTS

Statements of assets and liabilities 8-31-08

These Statements of Assets and Liabilities are the Portfolios’ balance sheets. They show the value of what each Portfolio owns, is due and owes. You’ll also find the net asset value and the maximum public offering price per share for each Portfolio. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

	Lifecycle 2045 Portfolio		Lifecycle 2040 Portfolio	Lifecycle 2035 Portfolio

Assets

Investments in affiliated funds, at value (Note 9)	$101,404,263		$116,649,497	$166,624,071
Total investments, at value	101,404,263		116,649,497	166,624,071
Cash	1		—	—
Receivable for fund shares sold	506,165		387,743	263,996
Total assets	101,910,429		117,037,240	166,888,067

Liabilities

Payable for investments purchased	465,180		356,386	228,807
Payable for fund shares repurchased	868		15	13
Payable to affiliates:
Fund administration fees	207		271	459
Transfer agent fees	1,246		830	1,149
Other payables and accrued expenses	87,455		87,254	94,755
Total liabilities	554,956		444,756	325,183

Net assets

Capital paid-in	$110,454,354		$126,827,060	$181,742,558
Undistributed net investment income (loss)	51,234		60,308	37,462
Accumulated undistributed net realized gain (loss) on investments	337,627		407,456	1,070,460
Net unrealized appreciation (depreciation) on investments	(9,487,742)		(10,702,340)	(16,287,596)
Net assets	$101,355,473		$116,592,484	$166,562,884
Investments in affiliated funds, at cost	$110,892,005		$127,351,837	$182,911,667

Net asset value per share

The Portfolios have an unlimited number of shares authorized with no par value.
Class A: Net assets	$1,874,393		$1,257,229	$2,132,220
Shares outstanding	196,167		131,475	221,781
Net asset value and redemption price per share	$9.56		$9.56	$9.61
Class B:[1] Net assets	$275,594		$242,610	$554,569
Shares outstanding	29,117		25,606	58,197
Net asset value, offering price and redemption price per share	$9.46	[2]	$9.47	$9.53
Class C:[1] Net assets	$189,144		$235,227	$327,869
Shares outstanding	19,987		24,833	34,412
Net asset value, offering price and redemption price per share	$9.46		$9.47	$9.53
Class R: Net assets	$173,621		$141,889	$79,148
Shares outstanding	18,295		14,937	8,288
Net asset value, offering price and redemption price per share	$9.49		$9.50	$9.55
Class R1: Net assets	$180,661		$200,004	$177,167
Shares outstanding	18,978		20,990	18,485
Net asset value, offering price and redemption price per share	$9.52		$9.53	$9.58
Class R2: Net assets	$408,955		$714,986	$1,382,012
Shares outstanding	42,798		74,774	143,768
Net asset value, offering price and redemption price per share	$9.56		$9.56	$9.61
Class R3: Net assets	$283,358		$1,180,523	$278,310
Shares outstanding	29,734		123,862	29,006
Net asset value, offering price and redemption price per share	$9.53		$9.53	$9.59
Class R4: Net assets	$141,515		$173,117	$219,360
Shares outstanding	14,793		18,080	22,776
Net asset value, offering price and redemption price per share	$9.57		$9.58	$9.63
Class R5: Net assets	$161,062		$633,194	$149,224
Shares outstanding	16,767		65,828	15,435
Net asset value, offering price and redemption price per share	$9.61		$9.62	$9.67
Class 1: Net assets	$97,667,170		$111,813,705	$161,263,005
Shares outstanding	10,163,978		11,625,791	16,666,569
Net asset value, offering price and redemption price per share	$9.61		$9.62	$9.68

Maximum public offering price per share

Class A (net asset value per share ÷ 95%)[3]	$10.06		$10.06	$10.12

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

[2]	Net assets and shares outstanding have been rounded for presentation purposes. The net asset value is as reported on August 31, 2008.

[3]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

34	Lifecycle Portfolios | Annual report	See notes to financial statements

Statements of assets and liabilities 8-31-08

Continued

	Lifecycle 2030 Portfolio	Lifecycle 2025 Portfolio	Lifecycle 2020 Portfolio

Assets

Investments in affiliated funds, at value (Note 9)	$227,789,931	$288,628,875	$286,719,829
Total investments, at value	227,789,931	288,628,875	286,719,829
Cash	—	1	—
Receivable for investments sold	39,811	58,414	—
Receivable for fund shares sold	34,581	52,440	108,133
Dividends and interest receivable	—	—	15,760
Total assets	227,864,323	288,739,730	286,843,722

Liabilities

Payable for investments purchased	—	—	90,007
Payable for fund shares repurchased	21,757	75,396	23
Payable to affiliates:
Fund administration fees	496	2,022	2,004
Transfer agent fees	1,909	1,999	3,650
Other payables and accrued expenses	96,622	97,079	98,638
Total liabilities	120,784	176,496	194,322

Net assets

Capital paid-in	$247,738,927	$313,179,591	$308,971,073
Undistributed net investment income (loss)	83,058	501,450	1,041,701
Accumulated undistributed net realized gain (loss) on investments	1,925,738	2,450,044	1,855,349
Net unrealized appreciation (depreciation) on investments	(22,004,184)	(27,567,851)	(25,218,723)
Net assets	$227,743,539	$288,563,234	$286,649,400
Investments in affiliated funds, at cost	$249,794,115	$316,196,726	$311,938,552

Net asset value per share

The Portfolios have an unlimited number of shares authorized with no par value.
Class A: Net assets	$3,344,574	$3,603,833	$4,285,125
Shares outstanding	349,629	376,432	444,165
Net asset value and redemption price per share	$9.57	$9.57	$9.65
Class B:[1] Net assets	$523,208	$665,685	$1,277,736
Shares outstanding	55,023	69,990	133,111
Net asset value, offering price and redemption price per share	$9.51	$9.51	$9.60
Class C:[1] Net assets	$489,643	$685,099	$1,131,920
Shares outstanding	51,501	72,037	117,920
Net asset value, offering price and redemption price per share	$9.51	$9.51	$9.60
Class R: Net assets	$228,988	$140,326	$211,480
Shares outstanding	24,093	14,756	22,046
Net asset value, offering price and redemption price per share	$9.50	$9.51	$9.59
Class R1: Net assets	$319,913	$285,122	$250,238
Shares outstanding	33,614	29,951	26,044
Net asset value, offering price and redemption price per share	$9.52	$9.52	$9.61
Class R2: Net assets	$1,334,193	$1,702,783	$1,519,551
Shares outstanding	139,910	178,605	157,829
Net asset value, offering price and redemption price per share	$9.54	$9.53	$9.63
Class R3: Net assets	$675,616	$456,184	$825,474
Shares outstanding	70,915	47,847	85,829
Net asset value, offering price and redemption price per share	$9.53	$9.53	$9.62
Class R4: Net assets	$114,589	$206,916	$138,310
Shares outstanding	12,002	21,661	14,350
Net asset value, offering price and redemption price per share	$9.55	$9.55	$9.64
Class R5: Net assets	$1,001,723	$285,202	$757,887
Shares outstanding	104,710	29,804	78,460
Net asset value, offering price and redemption price per share	$9.57	$9.57	$9.66
Class 1: Net assets	$219,711,092	$280,532,084	$276,251,679
Shares outstanding	22,951,807	29,292,780	28,578,464
Net asset value, offering price and redemption price per share	$9.57	$9.58	$9.67

Maximum public offering price per share

Class A (net asset value per share ÷ 95%)[2]	$10.07	$10.07	$10.16

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Lifecycle Portfolios	35

FINANCIAL STATEMENTS

Statements of assets and liabilities 8-31-08

Continued

	Lifecycle 2015 Portfolio	Lifecycle 2010 Portfolio	Lifecycle Retirement Portfolio

Assets

Investments in unaffiliated issuers, at value	—	—	$27,333,462
Investments in affiliated funds, at value (Note 9)	$224,081,158	$128,661,226	203,910,966
Total investments, at value	224,081,158	128,661,226	231,244,428
Cash	—	4	2,890
Cash collateral at broker for futures contracts	—	—	500,000
Receivable for investments sold	—	—	511,318
Receivable for fund shares sold	548,904	107,653	113,201
Dividends and interest receivable	24,593	14,186	25,830
Total assets	224,654,655	128,783,069	232,397,667

Liabilities

Payable for investments purchased	528,672	64,852	25,830
Payable for fund shares repurchased	—	28,810	613,671
Payable for futures variation margin	—	—	84,706
Payable to affiliates:
Fund administration fees	747	417	1,576
Transfer agent fees	2,007	2,039	8,914
Other payables and accrued expenses	96,252	90,265	98,504
Total liabilities	627,678	186,383	833,201

Net assets

Capital paid-in	$240,027,900	$136,408,841	$247,344,603
Undistributed net investment income (loss)	1,526,791	1,155,750	—
Accumulated undistributed net realized gain (loss) on investments, futures contracts and options written	1,096,336	110,294	(5,368,850)
Net unrealized appreciation (depreciation) on investments and futures	(18,624,050)	(9,078,199)	(10,411,287)
Net assets	$224,026,977	$128,596,686	$231,564,466
Investments in unaffiliated issuers, at cost	—	—	$26,689,960
Investments in affiliated funds, at cost	$242,705,208	$137,739,425	$214,367,232

Net asset value per share

The Portfolios have an unlimited number of shares authorized with no par value.
Class A: Net assets	$2,776,071	$2,050,388	$10,639,599
Shares outstanding	287,491	211,524	1,121,280
Net asset value and redemption price per share	$9.66	$9.69	$9.49
Class B:[1] Net assets	$902,461	$223,569	$431,113
Shares outstanding	93,900	23,166	45,525
Net asset value, offering price and redemption price per share	$9.61	$9.65	$9.47
Class C:[1] Net assets	$762,007	$985,159	$6,374,480
Shares outstanding	79,293	101,982	672,798
Net asset value, offering price and redemption price per share	$9.61	$9.66	$9.47
Class R: Net assets	$169,351	$101,510	$100,616
Shares outstanding	17,627	10,524	10,625
Net asset value, offering price and redemption price per share	$9.61	$9.65	$9.47
Class R1: Net assets	$207,009	$126,340	$102,043
Shares outstanding	21,512	13,081	10,774
Net asset value, offering price and redemption price per share	$9.62	$9.66	$9.47
Class R2: Net assets	$1,201,793	$2,273,583	$156,683
Shares outstanding	124,726	234,869	16,538
Net asset value, offering price and redemption price per share	$9.64	$9.68	$9.47
Class R3: Net assets	$693,318	$795,181	$184,219
Shares outstanding	71,988	82,237	19,441
Net asset value, offering price and redemption price per share	$9.63	$9.67	$9.48
Class R4: Net assets	$171,894	$205,020	$102,521
Shares outstanding	17,809	21,157	10,815
Net asset value, offering price and redemption price per share	$9.65	$9.69	$9.48
Class R5: Net assets	$463,705	$498,458	$111,473
Shares outstanding	47,942	51,334	11,751
Net asset value, offering price and redemption price per share	$9.67	$9.71	$9.49
Class 1: Net assets	$216,679,368	$121,337,478	$213,361,719
Shares outstanding	22,379,227	12,484,821	22,493,193
Net asset value, offering price and redemption price per share	$9.68	$9.72	$9.49

Maximum public offering price per share

Class A (net asset value per share ÷ 95%)[2]	$10.17	$10.20	$9.99

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

36	Lifecycle Portfolios | Annual report	See notes to financial statements

Statements of operations For the year ended 8-31-08

These Statements of Operations summarize the Portfolios’ investment income earned and expenses directly incurred in operating each Portfolio. They also show net gains (losses) for the period stated.

	Lifecycle 2045 Portfolio	Lifecycle 2040 Portfolio	Lifecycle 2035 Portfolio

Investment income

Income distributions received from affiliated underlying funds	$488,709	$574,746	$891,222
Total investment income	488,709	574,746	891,222

Expenses

Investment management fees (Note 4)	36,407	42,149	62,182
Distribution and service fees (Note 4)	41,175	45,639	65,745
Transfer agent fees (Note 4)	5,078	4,179	5,295
Blue sky fees (Note 4)	137,597	137,978	137,938
Fund administration fees (Note 4)	7,727	8,940	13,323
Audit and legal fees	43,982	44,092	44,495
Printing and postage fees (Note 4)	1,886	1,927	2,169
Custodian fees	10,799	10,799	10,799
Trustees’ fees (Note 5)	505	590	882
Registration and filing fees	13,132	13,915	16,410
Miscellaneous	41	41	67

Total expenses	298,329	310,249	359,305

Less expense reductions (Note 4)	(160,496)	(153,954)	(139,143)
Net expenses	137,833	156,295	220,162

Net investment income (loss)	350,876	418,451	671,060

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in affiliated underlying funds	(839,403)	(994,970)	(1,020,397)
Capital gain distributions received from affiliated underlying funds	1,787,697	2,112,522	3,076,276
	948,294	1,117,552	2,055,879
Change in net unrealized appreciation (depreciation) of
Investments in affiliated underlying funds	(9,467,968)	(10,832,138)	(16,625,789)
	(9,467,968)	(10,832,138)	(16,625,789)
Net realized and unrealized gain (loss)	(8,519,674)	(9,714,586)	(14,569,910)
Increase (decrease) in net assets from operations	($8,168,798)	($9,296,135)	($13,898,850)

See notes to financial statements	Annual report | Lifecycle Portfolios	37

FINANCIAL STATEMENTS

Statements of operations For the year ended 8-31-08

Continued

	Lifecycle 2030 Portfolio	Lifecycle 2025 Portfolio	Lifecycle 2020 Portfolio

Investment income

Income distributions received from affiliated underlying funds	$1,276,027	$2,239,075	$2,968,839
Total investment income	1,276,027	2,239,075	2,968,839

Expenses

Investment management fees (Note 4)	82,324	107,130	106,550
Distribution and service fees (Note 4)	87,930	106,403	120,301
Transfer agent fees (Note 4)	7,762	6,898	11,852
Blue sky fees (Note 4)	137,893	138,398	138,980
Fund administration fees (Note 4)	17,442	24,161	24,024
Audit and legal fees	44,838	45,361	45,360
Printing and postage fees (Note 4)	3,301	2,630	4,738
Custodian fees	10,799	10,799	10,799
Trustees’ fees (Note 5)	1,156	1,522	1,513
Registration and filing fees	19,433	22,635	22,470
Miscellaneous	88	127	124

Total expenses	412,966	466,064	486,711

Less expense reductions (Note 4)	(139,886)	(140,086)	(142,233)
Net expenses	273,080	325,978	344,478

Net investment income (loss)	1,002,947	1,913,097	2,624,361

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in affiliated underlying funds	(612,801)	(449,214)	(590,793)
Capital gain distributions received from affiliated underlying funds	3,698,279	4,352,462	3,727,865
	3,085,478	3,903,248	3,137,072
Change in net unrealized appreciation (depreciation) of
Investments in affiliated underlying funds	(22,188,549)	(27,890,182)	(25,424,932)
	(22,188,549)	(27,890,182)	(25,424,932)
Net realized and unrealized gain (loss)	(19,103,071)	(23,986,934)	(22,287,860)
Increase (decrease) in net assets from operations	($18,100,124)	($22,073,837)	($19,663,499)

38	Lifecycle Portfolios | Annual report	See notes to financial statements

Statements of operations For the year ended 8-31-08

Continued

	Lifecycle 2015 Portfolio	Lifecycle 2010 Portfolio	Lifecycle Retirement Portfolio

Investment income

Income distributions received from affiliated underlying funds	$3,322,752	$2,304,907	$2,203,379
Dividends	—	—	2,600,907
Interest	—	—	395,278
Total investment income	3,322,752	2,304,907	5,199,564

Expenses

Investment management fees (Note 4)	86,789	48,950	193,306
Distribution and service fees (Note 4)	91,348	58,890	153,690
Transfer agent fees (Note 4)	7,517	6,706	20,238
Blue sky fees (Note 4)	137,672	138,212	138,287
Fund administration fees (Note 4)	18,772	10,496	22,786
Audit and legal fees	44,993	44,232	45,338
Printing and postage fees (Note 4)	3,100	2,614	6,988
Custodian fees	10,799	10,799	10,795
Trustees’ fees (Note 5)	1,240	701	1,499
Registration and filing fees	19,681	14,632	22,415
Miscellaneous	92	48	168

Total expenses	422,003	336,280	615,510

Less expense reductions (Note 4)	(139,733)	(146,753)	(138,232)
Net expenses	282,270	189,527	477,278

Net investment income (loss)	3,040,482	2,115,380	4,722,286

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	—	—	(6,308,897)
Investments in affiliated underlying funds	(632,425)	(705,200)	—
Capital gain distributions received from affiliated underlying funds	2,834,634	1,339,582	2,605,078
Futures contracts	—	—	(271,846)
Options written	—	—	45,620
	2,202,209	634,382	(3,930,045)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	—	—	(9,843,891)
Investments in affiliated underlying funds	(18,559,834)	(9,068,976)	(243,551)
Futures contracts	—	—	(598,523)
	(18,559,834)	(9,068,976)	(10,685,965)
Net realized and unrealized gain (loss)	(16,357,625)	(8,434,594)	(14,616,010)
Increase (decrease) in net assets from operations	($13,317,143)	($6,319,214)	($9,893,724)

See notes to financial statements	Annual report | Lifecycle Portfolios	39

FINANCIAL STATEMENTS

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Portfolios’ net assets have changed during the last two periods. They reflect earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Portfolio share transactions.

	Lifecycle 2045 Portfolio		Lifecycle 2040 Portfolio
	Year ended 8-31-08	Period ended 8-31-07[1]	Year ended 8-31-08	Period ended 8-31-07[1]

Increase (decrease) in net assets

From operations
Net investment income (loss)	$350,876	($11,225)	$418,451	($11,094)
Net realized gain (loss)	948,294	9,700	1,117,552	13,286
Change in net unrealized appreciation (depreciation)	(9,467,968)	(19,774)	(10,832,138)	129,798
Increase (decrease) in net assets resulting from operations	(8,168,798)	(21,299)	(9,296,135)	131,990

Distributions to shareholders
From net investment income
Class A	(8,791)	(577)	(5,828)	(533)
Class B	(645)	(457)	(940)	(413)
Class C	(628)	(457)	(716)	(413)
Class R	(615)	(449)	(607)	(405)
Class R1	(644)	(492)	(902)	(448)
Class R2	(1,046)	(535)	(1,964)	(491)
Class R3	(885)	(509)	(1,498)	(465)
Class R4	(720)	(560)	(755)	(516)
Class R5	(815)	(611)	(875)	(567)
Class 1	(284,853)	(2,876)	(344,058)	(2,999)
From realized gain
Class A	(21,747)	(1,833)	(14,062)	(1,707)
Class B	(2,729)	(1,833)	(3,740)	(1,708)
Class C	(2,660)	(1,833)	(2,850)	(1,708)
Class R	(1,850)	(1,833)	(1,764)	(1,707)
Class R1	(1,642)	(1,833)	(2,239)	(1,707)
Class R2	(2,313)	(1,833)	(4,259)	(1,707)
Class R3	(2,259)	(1,833)	(3,720)	(1,707)
Class R4	(1,592)	(1,833)	(1,638)	(1,707)
Class R5	(1,593)	(1,833)	(1,686)	(1,708)
Class 1	(556,238)	(8,505)	(662,429)	(8,883)

Total distributions	(894,265)	(32,525)	(1,056,530)	(31,499)

From Fund share transactions (Note 7)	84,894,954	25,577,406	99,254,044	27,590,614

Total increase (decrease)	75,831,891	25,523,582	88,901,379	27,691,105

Net assets

Beginning of period	25,523,582	—	27,691,105	—
End of period	$101,355,473	$25,523,582	$116,592,484	$27,691,105

Undistributed net investment income (loss)	$51,234	—	$60,308	—

[1]	Period from 10-30-06 (commencement of operations) to 8-31-07.

40	Lifecycle Portfolios | Annual report	See notes to financial statements

Statements of changes in net assets

Continued

	Lifecycle 2035 Portfolio		Lifecycle 2030 Portfolio
	Year ended 8-31-08	Period ended 8-31-07[1]	Year ended 8-31-08	Period ended 8-31-07[1]

Increase (decrease) in net assets

From operations
Net investment income (loss)	$671,060	($7,677)	$1,002,947	$15,989
Net realized gain (loss)	2,055,879	15,261	3,085,478	17,076
Change in net unrealized appreciation(depreciation)	(16,625,789)	338,193	(22,188,549)	184,365
Increase (decrease) in net assets resulting from operations	(13,898,850)	345,777	(18,100,124)	217,430

Distributions to shareholders
From net investment income
Class A	(6,293)	(392)	(9,651)	(601)
Class B	(2,514)	(273)	—	(481)
Class C	(1,812)	(273)	—	(481)
Class R	(783)	(264)	(418)	(472)
Class R1	(825)	(307)	(669)	(515)
Class R2	(1,230)	(350)	(1,364)	(558)
Class R3	(1,062)	(324)	(2,951)	(532)
Class R4	(898)	(375)	(865)	(584)
Class R5	(1,071)	(427)	(1,168)	(635)
Class 1	(617,110)	(6,091)	(908,102)	(10,215)
From realized gain
Class A	(11,557)	(1,216)	(20,840)	(1,543)
Class B	(6,842)	(1,215)	(4,260)	(1,543)
Class C	(4,927)	(1,215)	(6,510)	(1,543)
Class R	(1,669)	(1,216)	(1,939)	(1,544)
Class R1	(1,550)	(1,215)	(1,585)	(1,544)
Class R2	(2,067)	(1,215)	(2,170)	(1,544)
Class R3	(1,996)	(1,215)	(6,994)	(1,544)
Class R4	(1,509)	(1,216)	(1,379)	(1,543)
Class R5	(1,627)	(1,215)	(1,399)	(1,543)
Class 1	(937,628)	(16,976)	(1,088,293)	(24,425)

Total distributions	(1,604,970)	(36,990)	(2,060,557)	(53,390)

From Fund share transactions (Note 7)	140,422,057	41,335,860	195,129,585	52,610,595

Total increase (decrease)	124,918,237	41,644,647	174,968,904	52,774,635

Net assets

Beginning of period	41,644,647	—	52,774,635	—
End of period	$166,562,884	$41,644,647	$227,743,539	$52,774,635

Undistributed net investment income (loss)	$37,462	—	$83,058	$5,299

[1]	Period from 10-30-06 (commencement of operations) to 8-31-07.

See notes to financial statements	Annual report | Lifecycle Portfolios	41

FINANCIAL STATEMENTS

Statements of changes in net assets

Continued

	Lifecycle 2025 Portfolio		Lifecycle 2020 Portfolio
	Year ended 8-31-08	Period ended 8-31-07[1]	Year ended 8-31-08	Period ended 8-31-07[1]

Increase (decrease) in net assets

From operations
Net investment income (loss)	$1,913,097	$79,915	$2,624,361	$159,782
Net realized gain (loss)	3,903,248	32,642	3,137,072	(15,173)
Change in net unrealized appreciation (depreciation)	(27,890,182)	322,331	(25,424,932)	206,209
Increase (decrease) in net assets resulting from operations	(22,073,837)	434,888	(19,663,499)	350,818

Distributions to shareholders
From net investment income
Class A	(7,864)	(611)	(23,967)	(681)
Class B	(142)	(491)	(2,761)	(561)
Class C	(150)	(491)	(2,651)	(561)
Class R	(544)	(483)	(1,648)	(552)
Class R1	(924)	(526)	(1,048)	(595)
Class R2	(2,928)	(568)	(2,401)	(638)
Class R3	(3,411)	(543)	(6,178)	(612)
Class R4	(1,056)	(594)	(1,323)	(664)
Class R5	(1,375)	(645)	(3,967)	(715)
Class 1	(1,458,550)	(16,425)	(1,677,701)	(19,382)
From realized gain
Class A	(12,152)	(1,347)	(24,255)	(1,094)
Class B	(4,596)	(1,347)	(9,799)	(1,094)
Class C	(4,875)	(1,347)	(9,406)	(1,094)
Class R	(1,419)	(1,347)	(2,405)	(1,095)
Class R1	(1,532)	(1,347)	(1,117)	(1,095)
Class R2	(3,557)	(1,347)	(2,017)	(1,094)
Class R3	(5,656)	(1,347)	(6,589)	(1,095)
Class R4	(1,283)	(1,347)	(1,111)	(1,094)
Class R5	(1,319)	(1,348)	(2,751)	(1,094)
Class 1	(1,398,183)	(33,718)	(1,163,398)	(29,261)

Total distributions	(2,911,516)	(67,219)	(2,946,493)	(64,071)

From Fund share transactions (Note 7)	244,498,725	68,682,193	240,696,406	68,276,239

Total increase (decrease)	219,513,372	69,049,862	218,086,414	68,562,986

Net assets

Beginning of period	69,049,862	—	68,562,986	—
End of period	$288,563,234	$69,049,862	$286,649,400	$68,562,986

Undistributed net investment income (loss)	$501,450	$65,297	$1,041,701	$140,985

[1]	Period from 10-30-06 (commencement of operations) to 8-31-07.

42	Lifecycle Portfolios | Annual report	See notes to financial statements

Statements of changes in net assets

Continued

	Lifecycle 2015 Portfolio		Lifecycle 2010 Portfolio
	Year ended 8-31-08	Period ended 8-31-07[1]	Year ended 8-31-08	Period ended 8-31-07[1]

Increase (decrease) in net assets

From operations
Net investment income (loss)	$3,040,482	$194,938	$2,115,380	$152,714
Net realized gain (loss)	2,202,209	(51,240)	634,382	(24,971)
Change in net unrealized appreciation (depreciation)	(18,559,834)	(64,216)	(9,068,976)	(9,223)
Increase (decrease) in net assets resulting from operations	(13,317,143)	79,482	(6,319,214)	118,520

Distributions to shareholders
From net investment income
Class A	(16,005)	(852)	(17,084)	(902)
Class B	(2,898)	(733)	(1,448)	(783)
Class C	(1,663)	(733)	(6,119)	(783)
Class R	(1,120)	(724)	(1,284)	(774)
Class R1	(2,220)	(767)	(1,558)	(817)
Class R2	(3,128)	(810)	(1,832)	(859)
Class R3	(1,818)	(784)	(6,924)	(834)
Class R4	(1,605)	(835)	(1,831)	(885)
Class R5	(1,882)	(886)	(2,106)	(936)
Class 1	(1,666,513)	(12,819)	(1,067,704)	(5,871)
From realized gain
Class A	(12,980)	(942)	(9,514)	(638)
Class B	(5,344)	(941)	(1,532)	(638)
Class C	(3,065)	(941)	(6,470)	(638)
Class R	(1,194)	(942)	(898)	(639)
Class R1	(1,875)	(941)	(898)	(638)
Class R2	(2,187)	(941)	(898)	(639)
Class R3	(1,535)	(941)	(3,990)	(639)
Class R4	(1,121)	(942)	(899)	(638)
Class R5	(1,122)	(942)	(899)	(638)
Class 1	(993,621)	(13,443)	(455,838)	(3,972)

Total distributions	(2,722,896)	(41,859)	(1,589,726)	(23,161)

From Fund share transactions (Note 7)	182,083,635	57,945,758	109,224,697	27,185,570

Total increase (decrease)	166,043,596	57,983,381	101,315,757	27,280,929

Net assets

Beginning of period	57,983,381	—	27,280,929	—
End of period	$224,026,977	$57,983,381	$128,596,686	$27,280,929

Undistributed net investment income (loss)	$1,526,791	$175,759	$1,155,750	$140,047

[1]	Period from 10-30-06 (commencement of operations) to 8-31-07.

See notes to financial statements	Annual report | Lifecycle Portfolios	43

FINANCIAL STATEMENTS

Statements of changes in net assets

Continued

	Lifecycle Retirement
	Year ended 8-31-08	Period ended 8-31-07[1]

Increase (decrease) in net assets

From operations
Net investment income (loss)	$4,722,286	$577,184
Net realized gain (loss)	(3,930,045)	(30,382)
Change in net unrealized appreciation (depreciation)	(10,685,965)	274,678
Increase (decrease) in net assets resulting from operations	(9,893,724)	821,480

Distributions to shareholders
From net investment income
Class A	(216,722)	(17,815)
Class B	(10,644)	(2,628)
Class C	(84,790)	(4,077)
Class R	(2,788)	(1,671)
Class R1	(2,886)	(1,846)
Class R2	(4,035)	(2,022)
Class R3	(4,719)	(1,890)
Class R4	(3,242)	(2,088)
Class R5	(3,585)	(2,285)
Class 1	(4,449,111)	(529,244)
From realized gain
Class A	(75,404)	(755)
Class B	(5,857)	(755)
Class C	(36,870)	(755)
Class R	(1,175)	(755)
Class R1	(1,178)	(755)
Class R2	(1,286)	(755)
Class R3	(2,048)	(755)
Class R4	(1,184)	(755)
Class R5	(1,184)	(755)
Class 1	(1,194,092)	(34,747)

Total distributions	(6,102,800)	(607,108)

From Fund share transactions (Note 7)	175,256,332	72,090,286

Total increase (decrease)	159,259,808	72,304,658

Net assets

Beginning of period	72,304,658	—
End of period	$231,564,466	$72,304,658

Undistributed net investment income (loss)	—	$10,828

[1]	Period from 10-30-06 (commencement of operations) to 8-31-07.

44	Lifecycle Portfolios | Annual report	See notes to financial statements

Financial highlights

These Financial Highlights show how each Portfolio’s net asset value for a share has changed since the end of the previous period.

Lifecycle 2045 Portfolio

Per share operating performance for a share outstanding throughout each period

		Income (loss) from investment operations			Less distributions

Period ended	Net asset value, beginning of period ($)	Net invest- ment in- come (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments ($)	Total from invest- ment operations ($)	From net invest- ment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distribu- tions ($)	Net asset value, end of period ($)	Total return (%)[3]

CLASS A

08-31-2008	10.94	0.05	(1.21)	(1.16)	(0.06)	(0.16)	—	(0.22)	9.56	(10.83)[5]
08-31-2007[9]	10.00	(0.04)	1.22	1.18	(0.06)	(0.18)	—	(0.24)	10.94	11.97 [5,10]

CLASS B

08-31-2008	10.89	(0.04)	(1.20)	(1.24)	(0.03)	(0.16)	—	(0.19)	9.46	(11.56)[5]
08-31-2007[9]	10.00	(0.05)	1.17	1.12	(0.05)	(0.18)	—	(0.23)	10.89	11.33 [5,10]

CLASS C

08-31-2008	10.89	(0.02)	(1.22)	(1.24)	(0.03)	(0.16)	—	(0.19)	9.46	(11.56)[5]
08-31-2007[9]	10.00	(0.06)	1.18	1.12	(0.05)	(0.18)	—	(0.23)	10.89	11.33 [5,10]

CLASS R

08-31-2008	10.91	(0.01)	(1.20)	(1.21)	(0.05)	(0.16)	—	(0.21)	9.49	(11.32)[5]
08-31-2007[9]	10.00	(0.03)	1.17	1.14	(0.05)	(0.18)	—	(0.23)	10.91	11.53 [5,10]

CLASS R1

08-31-2008	10.92	0.01	(1.19)	(1.18)	(0.06)	(0.16)	—	(0.22)	9.52	(11.05)[5]
08-31-2007[9]	10.00	(0.01)	1.16	1.15	(0.05)	(0.18)	—	(0.23)	10.92	11.68 [5,10]

CLASS R2

08-31-2008	10.94	0.04	(1.19)	(1.15)	(0.07)	(0.16)	—	(0.23)	9.56	(10.77)[5]
08-31-2007[9]	10.00	0.01	1.17	1.18	(0.06)	(0.18)	—	(0.24)	10.94	11.93 [5,10]

CLASS R3

08-31-2008	10.93	0.03	(1.21)	(1.18)	(0.06)	(0.16)	—	(0.22)	9.53	(11.04)[5]
08-31-2007[9]	10.00	—[12]	1.16	1.16	(0.05)	(0.18)	—	(0.23)	10.93	11.80 [5,10]

CLASS R4

08-31-2008	10.95	0.06	(1.21)	(1.15)	(0.07)	(0.16)	—	(0.23)	9.57	(10.76)[5]
08-31-2007[9]	10.00	0.02	1.17	1.19	(0.06)	(0.18)	—	(0.24)	10.95	12.06 [5,10]

CLASS R5

08-31-2008	10.97	0.08	(1.20)	(1.12)	(0.08)	(0.16)	—	(0.24)	9.61	(10.47)[5]
08-31-2007[9]	10.00	0.05	1.16	1.21	(0.06)	(0.18)	—	(0.24)	10.97	12.32 [5,10]

CLASS 1

08-31-2008	10.97	0.06	(1.18)	(1.12)	(0.08)	(0.16)	—	(0.24)	9.61	(10.47)[5]
08-31-2007[9]	10.00	(0.01)	1.23	1.22	(0.07)	(0.18)	—	(0.25)	10.97	12.32 [5,10]

Ratios and supplemental data

	Ratios to average net assets

Period ended	Ratio of gross expenses to average net assets (%)[4]		Ratio of net expenses to average net assets (%)[4]		Ratio of net investment income (loss) to average net assets (%)[1]	Net assets, end of period (in thousands) ($)	Portfolio turnover (%)

CLASS A

08-31-2008	1.61	[6]	0.66	[7,8]	0.44	1,874	16
08-31-2007[9]	1.94	[6,11]	0.62	[11]	(0.45)[11]	1,348	5	[10]

CLASS B

08-31-2008	7.50	[6]	1.35	[7,8]	(0.35)	276	16
08-31-2007[9]	5.28	[6,11]	1.30	[11]	(0.57)[11]	145	5	[10]

CLASS C

08-31-2008	8.75	[6]	1.35	[7,8]	(0.22)	189	16
08-31-2007[9]	5.11	[6,11]	1.32	[11]	(0.63)[11]	152	5	[10]

CLASS R

08-31-2008	12.23	[6]	1.13	[7,8]	(0.10)	174	16
08-31-2007[9]	16.73	[6,11]	1.08	[11]	(0.31)[11]	121	5	[10]

CLASS R1

08-31-2008	12.47	[6]	0.89	[7,8]	0.08	181	16
08-31-2007[9]	16.68	[6,11]	0.87	[11]	(0.09)[11]	113	5	[10]

CLASS R2

08-31-2008	9.32	[6]	0.64	[7,8]	0.38	409	16
08-31-2007[9]	16.31	[6,11]	0.62	[11]	0.15 [11]	117	5	[10]

CLASS R3

08-31-2008	10.48	[6]	0.81	[7,8]	0.28	283	16
08-31-2007[9]	16.45	[6,11]	0.80	[11]	(0.03)[11]	118	5	[10]

CLASS R4

08-31-2008	14.15	[6]	0.52	[7,8]	0.55	142	16
08-31-2007[9]	16.32	[6,11]	0.52	[11]	0.26 [11]	112	5	[10]

CLASS R5

08-31-2008	12.02	[6]	0.24	[7,8]	0.72	161	16
08-31-2007[9]	16.02	[6,11]	0.23	[11]	0.55 [11]	112	5	[10]

CLASS 1

08-31-2008	0.24	[6]	0.20	[7]	0.59	97,667	16
08-31-2007[9]	0.64	[6,11]	0.20	[11]	(0.15)[11]	23,187	5	[10]

See notes to financial statements	Annual report | Lifecycle Portfolios	45

FINANCIAL STATEMENTS

Financial highlights

Continued

Lifecycle 2040 Portfolio

Per share operating performance for a share outstanding throughout each period

		Income (loss) from investment operations			Less distributions

Period ended	Net asset value, beginning of period ($)	Net invest- ment in- come (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments ($)	Total from invest- ment operations ($)	From net invest- ment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distribu- tions ($)	Net asset value, end of period ($)	Total return (%)[3]

CLASS A

08-31-2008	10.96	0.05	(1.22)	(1.17)	(0.07)	(0.16)	—	(0.23)	9.56	(10.92)[5]
08-31-2007[9]	10.00	(0.02)	1.20	1.18	(0.05)	(0.17)	—	(0.22)	10.96	11.99 [5,10]

CLASS B

08-31-2008	10.91	(0.01)	(1.23)	(1.24)	(0.04)	(0.16)	—	(0.20)	9.47	(11.56)[5]
08-31-2007[9]	10.00	(0.05)	1.17	1.12	(0.04)	(0.17)	—	(0.21)	10.91	11.35 [5,10]

CLASS C

08-31-2008	10.91	(0.03)	(1.21)	(1.24)	(0.04)	(0.16)	—	(0.20)	9.47	(11.56)[5]
08-31-2007[9]	10.00	(0.05)	1.17	1.12	(0.04)	(0.17)	—	(0.21)	10.91	11.35 [5,10]

CLASS R

08-31-2008	10.93	— [12]	(1.21)	(1.21)	(0.06)	(0.16)	—	(0.22)	9.50	(11.33)[5]
08-31-2007[9]	10.00	(0.03)	1.17	1.14	(0.04)	(0.17)	—	(0.21)	10.93	11.55 [5,10]

CLASS R1

08-31-2008	10.94	0.01	(1.20)	(1.19)	(0.06)	(0.16)	—	(0.22)	9.53	(11.05)[5]
08-31-2007[9]	10.00	(0.01)	1.17	1.16	(0.05)	(0.17)	—	(0.22)	10.94	11.70 [5,10]

CLASS R2

08-31-2008	10.96	0.03	(1.20)	(1.17)	(0.07)	(0.16)	—	(0.23)	9.56	(10.86)[5]
08-31-2007[9]	10.00	0.01	1.17	1.18	(0.05)	(0.17)	—	(0.22)	10.96	11.95 [5,10]

CLASS R3

08-31-2008	10.95	0.01	(1.21)	(1.20)	(0.06)	(0.16)	—	(0.22)	9.53	(11.14)[5]
08-31-2007[9]	10.00	(0.01)	1.18	1.17	(0.05)	(0.17)	—	(0.22)	10.95	11.82 [5,10]

CLASS R4

08-31-2008	10.97	0.04	(1.20)	(1.16)	(0.07)	(0.16)	—	(0.23)	9.58	(10.76)[5]
08-31-2007[9]	10.00	0.02	1.17	1.19	(0.05)	(0.17)	—	(0.22)	10.97	12.07 [5,10]

CLASS R5

08-31-2008	10.99	0.05	(1.18)	(1.13)	(0.08)	(0.16)	—	(0.24)	9.62	(10.48)[5]
08-31-2007[9]	10.00	0.05	1.17	1.22	(0.06)	(0.17)	—	(0.23)	10.99	12.33 [5,10]

CLASS 1

08-31-2008	10.99	0.06	(1.19)	(1.13)	(0.08)	(0.16)	—	(0.24)	9.62	(10.48)[5]
08-31-2007[9]	10.00	(0.01)	1.23	1.22	(0.06)	(0.17)	—	(0.23)	10.99	12.34 [5,10]

Ratios and supplemental data

	Ratios to average net assets

Period ended	Ratio of gross expenses to average net assets (%)[4]		Ratio of net expenses to average net assets (%)[4]		Ratio of net investment income (loss) to average net assets (%)[1]	Net assets, end of period (in thousands) ($)	Portfolio turnover (%)

CLASS A

08-31-2008	2.15	[6]	0.65	[7,8]	0.49	1,257	16
08-31-2007[9]	3.15	[6,11]	0.62	[11]	(0.18)[11]	584	3	[10]

CLASS B

08-31-2008	7.52	[6]	1.35	[7,8]	(0.09)	243	16
08-31-2007[9]	5.17	[6,11]	1.30	[11]	(0.58)[11]	157	3	[10]

CLASS C

08-31-2008	8.88	[6]	1.35	[7,8]	(0.27)	235	16
08-31-2007[9]	5.31	[6,11]	1.31	[11]	(0.56)[11]	127	3	[10]

CLASS R

08-31-2008	13.87	[6]	1.12	[7,8]	(0.05)	142	16
08-31-2007[9]	16.78	[6,11]	1.08	[11]	(0.30)[11]	115	3	[10]

CLASS R1

08-31-2008	9.48	[6]	0.89	[7,8]	0.09	200	16
08-31-2007[9]	16.61	[6,11]	0.87	[11]	(0.09)[11]	112	3	[10]

CLASS R2

08-31-2008	5.18	[6]	0.64	[7,8]	0.33	715	16
08-31-2007[9]	14.71	[6,11]	0.63	[11]	0.07 [11]	274	3	[10]

CLASS R3

08-31-2008	5.48	[6]	0.83	[7,8]	0.06	1,181	16
08-31-2007[9]	15.59	[6,11]	0.80	[11]	(0.07)[11]	141	3	[10]

CLASS R4

08-31-2008	11.68	[6]	0.53	[7,8]	0.40	173	16
08-31-2007[9]	16.23	[6,11]	0.52	[11]	0.26 [11]	112	3	[10]

CLASS R5

08-31-2008	7.95	[6]	0.24	[7,8]	0.48	633	16
08-31-2007[9]	15.71	[6,11]	0.23	[11]	0.53 [11]	115	3	[10]

CLASS 1

08-31-2008	0.22	[6]	0.20	[7]	0.61	111,814	16
08-31-2007[9]	0.62	[6,11]	0.20	[11]	(0.16)[11]	25,954	3	[10]

46	Lifecycle Portfolios | Annual report	See notes to financial statements

Financial highlights

Continued

Lifecycle 2035 Portfolio

Per share operating performance for a share outstanding throughout each period

		Income (loss) from investment operations			Less distributions

Period ended	Net asset value, beginning of period ($)	Net invest- ment in- come (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments ($)	Total from invest- ment operations ($)	From net invest- ment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distribu- tions ($)	Net asset value, end of period ($)	Total return (%)[3]

CLASS A

08-31-2008	11.02	0.02	(1.20)	(1.18)	(0.08)	(0.15)	—	(0.23)	9.61	(10.93)[5]
08-31-2007[9]	10.00	(0.02)	1.20	1.18	(0.04)	(0.12)	—	(0.16)	11.02	11.92 [5,10]

CLASS B

08-31-2008	10.97	(0.01)	(1.23)	(1.24)	(0.05)	(0.15)	—	(0.20)	9.53	(11.48)[5]
08-31-2007[9]	10.00	(0.06)	1.18	1.12	(0.03)	(0.12)	—	(0.15)	10.97	11.28 [5,10]

CLASS C

08-31-2008	10.97	— [12]	(1.24)	(1.24)	(0.05)	(0.15)	—	(0.20)	9.53	(11.48)[5]
08-31-2007[9]	10.00	(0.06)	1.18	1.12	(0.03)	(0.12)	—	(0.15)	10.97	11.28 [5,10]

CLASS R

08-31-2008	10.99	0.02	(1.24)	(1.22)	(0.07)	(0.15)	—	(0.22)	9.55	(11.33)[5]
08-31-2007[9]	10.00	(0.02)	1.16	1.14	(0.03)	(0.12)	—	(0.15)	10.99	11.47 [5,10]

CLASS R1

08-31-2008	11.00	— [12]	(1.19)	(1.19)	(0.08)	(0.15)	—	(0.23)	9.58	(11.06)[5]
08-31-2007[9]	10.00	— [12]	1.15	1.15	(0.03)	(0.12)	—	(0.15)	11.00	11.62 [5,10]

CLASS R2

08-31-2008	11.02	(0.01)	(1.16)	(1.17)	(0.09)	(0.15)	—	(0.24)	9.61	(10.87)[5]
08-31-2007[9]	10.00	0.02	1.16	1.18	(0.04)	(0.12)	—	(0.16)	11.02	11.87 [5,10]

CLASS R3

08-31-2008	11.01	0.02	(1.21)	(1.19)	(0.08)	(0.15)	—	(0.23)	9.59	(11.05)[5]
08-31-2007[9]	10.00	0.01	1.15	1.16	(0.03)	(0.12)	—	(0.15)	11.01	11.74 [5,10]

CLASS R4

08-31-2008	11.03	0.04	(1.20)	(1.16)	(0.09)	(0.15)	—	(0.24)	9.63	(10.77)[5]
08-31-2007[9]	10.00	0.03	1.16	1.19	(0.04)	(0.12)	—	(0.16)	11.03	12.00 [5,10]

CLASS R5

08-31-2008	11.05	0.08	(1.21)	(1.13)	(0.10)	(0.15)	—	(0.25)	9.67	(10.49)[5]
08-31-2007[9]	10.00	0.06	1.15	1.21	(0.04)	(0.12)	—	(0.16)	11.05	12.26 [5,10]

CLASS 1

08-31-2008	11.05	0.07	(1.19)	(1.12)	(0.10)	(0.15)	—	(0.25)	9.68	(10.40)[5]
08-31-2007[9]	10.00	(0.01)	1.23	1.22	(0.05)	(0.12)	—	(0.17)	11.05	12.27 [5,10]

Ratios and supplemental data

	Ratios to average net assets

Period ended	Ratio of gross expenses to average net assets (%)[4]		Ratio of net expenses to average net assets (%)[4]		Ratio of net investment income (loss) to average net assets (%)[1]	Net assets, end of period (in thousands) ($)	Portfolio turnover (%)

CLASS A

08-31-2008	1.80	[6]	0.64	[7,8]	0.20	2,132	14
08-31-2007[9]	2.47	[6,11]	0.62	[11]	(0.20)[11]	610	4	[10]

CLASS B

08-31-2008	4.24	[6]	1.34	[7,8]	(0.14)	555	14
08-31-2007[9]	4.27	[6,11]	1.30	[11]	(0.62)[11]	396	4	[10]

CLASS C

08-31-2008	5.91	[6]	1.34	[7,8]	(0.02)	328	14
08-31-2007[9]	4.13	[6,11]	1.31	[11]	(0.66)[11]	243	4	[10]

CLASS R

08-31-2008	15.30	[6]	1.10	[7,8]	0.19	79	14
08-31-2007[9]	16.48	[6,11]	1.07	[11]	(0.20)[11]	114	4	[10]

CLASS R1

08-31-2008	10.40	[6]	0.88	[7,8]	(0.02)	177	14
08-31-2007[9]	16.29	[6,11]	0.86	[11]	0.01 [11]	112	4	[10]

CLASS R2

08-31-2008	5.25	[6]	0.67	[7,8]	(0.07)	1,382	14
08-31-2007[9]	15.69	[6,11]	0.61	[11]	0.24 [11]	153	4	[10]

CLASS R3

08-31-2008	9.94	[6]	0.81	[7,8]	0.24	278	14
08-31-2007[9]	16.22	[6,11]	0.79	[11]	0.08 [11]	112	4	[10]

CLASS R4

08-31-2008	11.02	[6]	0.52	[7,8]	0.41	219	14
08-31-2007[9]	15.92	[6,11]	0.50	[11]	0.36 [11]	112	4	[10]

CLASS R5

08-31-2008	11.07	[6]	0.23	[7,8]	0.78	149	14
08-31-2007[9]	15.08	[6,11]	0.22	[11]	0.62 [11]	119	4	[10]

CLASS 1

08-31-2008	0.19	[6]	0.19	[7]	0.66	161,263	14
08-31-2007[9]	0.45	[6,11]	0.20	[11]	(0.06)[11]	39,674	4	[10]

See notes to financial statements	Annual report | Lifecycle Portfolios	47

FINANCIAL STATEMENTS

Financial highlights

Continued

Lifecycle 2030 Portfolio

Per share operating performance for a share outstanding throughout each period

		Income (loss) from investment operations			Less distributions

Period ended	Net asset value, beginning of period ($)	Net invest- ment in- come (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments ($)	Total from invest- ment operations ($)	From net invest- ment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distribu- tions ($)	Net asset value, end of period ($)	Total return (%)[3]

CLASS A

08-31-2008	10.91	0.04	(1.18)	(1.14)	(0.07)	(0.13)	—	(0.20)	9.57	(10.66)[5]
08-31-2007[9]	10.00	(0.02)	1.14	1.12	(0.06)	(0.15)	—	(0.21)	10.91	11.38	[5,10,13]

CLASS B

08-31-2008	10.85	(0.01)	(1.21)	(1.22)	—	(0.12)	—	(0.12)	9.51	(11.37)[5]
08-31-2007[9]	10.00	(0.05)	1.10	1.05	(0.05)	(0.15)	—	(0.20)	10.85	10.64	[5,10,13]

CLASS C

08-31-2008	10.85	— [12]	(1.22)	(1.22)	—	(0.12)	—	(0.12)	9.51	(11.37)[5]
08-31-2007[9]	10.00	(0.05)	1.10	1.05	(0.05)	(0.15)	—	(0.20)	10.85	10.64	[5,10,13]

CLASS R

08-31-2008	10.86	— [12]	(1.20)	(1.20)	(0.03)	(0.13)	—	(0.16)	9.50	(11.18)[5]
08-31-2007[9]	10.00	(0.01)	1.07	1.06	(0.05)	(0.15)	—	(0.20)	10.86	10.73	[5,10,13]

CLASS R1

08-31-2008	10.88	— [12]	(1.17)	(1.17)	(0.06)	(0.13)	—	(0.19)	9.52	(10.92)[5]
08-31-2007[9]	10.00	0.01	1.08	1.09	(0.06)	(0.15)	—	(0.21)	10.88	10.98	[5,10,13]

CLASS R2

08-31-2008	10.90	0.02	(1.16)	(1.14)	(0.09)	(0.13)	—	(0.22)	9.54	(10.67)[5]
08-31-2007[9]	10.00	0.03	1.08	1.11	(0.06)	(0.15)	—	(0.21)	10.90	11.23	[5,10,13]

CLASS R3

08-31-2008	10.88	0.08	(1.24)	(1.16)	(0.06)	(0.13)	—	(0.19)	9.53	(10.83)[5]
08-31-2007[9]	10.00	0.02	1.07	1.09	(0.06)	(0.15)	—	(0.21)	10.88	11.00	[5,10,13]

CLASS R4

08-31-2008	10.91	0.08	(1.22)	(1.14)	(0.09)	(0.13)	—	(0.22)	9.55	(10.66)[5]
08-31-2007[9]	10.00	0.04	1.08	1.12	(0.06)	(0.15)	—	(0.21)	10.91	11.36	[5,10,13]

CLASS R5

08-31-2008	10.93	0.04	(1.15)	(1.11)	(0.12)	(0.13)	—	(0.25)	9.57	(10.41	) [5]
08-31-2007[9]	10.00	0.07	1.08	1.15	(0.07)	(0.15)	—	(0.22)	10.93	11.62	[5,10,13]

CLASS 1

08-31-2008	10.93	0.08	(1.19)	(1.11)	(0.12)	(0.13)	—	(0.25)	9.57	(10.41)
08-31-2007[9]	10.00	0.01	1.14	1.15	(0.07)	(0.15)	—	(0.22)	10.93	11.63	[5,10,13]

Ratios and supplemental data

	Ratios to average net assets

Period ended	Ratio of gross expenses to average net assets (%)[4]		Ratio of net expenses to average net assets (%)[4]		Ratio of net investment income (loss) to average net assets (%)[1]		Net assets, end of period (in thousands) ($)	Portfolio turnover (%)

CLASS A

08-31-2008	1.33	[6]	0.63	[7,8]	0.43		3,345	10
08-31-2007[9]	2.02	[6,11]	0.63	[11]	(0.23)[11]		1,135	3	[10]

CLASS B

08-31-2008	4.89	[6]	1.33	[7,8]	(0.09)		523	10
08-31-2007[9]	3.90	[6,11]	1.31	[11]	(0.57)[11]		298	3	[10]

CLASS C

08-31-2008	3.96	[6]	1.33	[7,8]	0.04		490	10
08-31-2007[9]	3.82	[6,11]	1.31	[11]	(0.59)[11]		551	3	[10]

CLASS R

08-31-2008	10.12	[6]	1.11	[7,8]	0.03		229	10
08-31-2007[9]	16.04	[6,11]	1.07	[11]	(0.11)[11]		131	3	[10]

CLASS R1

08-31-2008	8.40	[6]	0.88	[7,8]	0.02		320	10
08-31-2007[9]	16.24	[6,11]	0.86	[11]	0.12	[11]	112	3	[10]

CLASS R2

08-31-2008	5.58	[6]	0.65	[7,8]	0.15		1,334	10
08-31-2007[9]	15.95	[6,11]	0.61	[11]	0.37	[11]	143	3	[10]

CLASS R3

08-31-2008	4.24	[6]	0.78	[7,8]	0.76		676	10
08-31-2007[9]	16.18	[6,11]	0.79	[11]	0.19	[11]	112	3	[10]

CLASS R4

08-31-2008	14.83	[6]	0.49	[7,8]	0.79		115	10
08-31-2007[9]	15.88	[6,11]	0.50	[11]	0.47	[11]	111	3	[10]

CLASS R5

08-31-2008	6.18	[6]	0.24	[7,8]	0.42		1,002	10
08-31-2007[9]	15.57	[6,11]	0.22	[11]	0.76	[11]	112	3	[10]

CLASS 1

08-31-2008	0.18		0.18	[7]	0.75		219,711	10
08-31-2007[9]	0.38	[6,11]	0.20	[11]	0.12	[11]	50,070	3	[10]

48	Lifecycle Portfolios | Annual report	See notes to financial statements

Financial highlights

Continued

Lifecycle 2025 Portfolio

Per share operating performance for a share outstanding throughout each period

		Income (loss) from investment operations			Less distributions

Period ended	Net asset value, beginning of period ($)	Net invest- ment in- come (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments ($)	Total from invest- ment operations ($)	From net invest- ment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distribu- tions ($)	Net asset value, end of period ($)	Total return (%)[3]

CLASS A

08-31-2008	10.85	0.05	(1.12)	(1.07)	(0.08)	(0.13)	—	(0.21)	9.57	(10.08)[5]
08-31-2007[9]	10.00	0.02	1.03	1.05	(0.07)	(0.13)	—	(0.20)	10.85	10.57 [5,10,14]

CLASS B

08-31-2008	10.80	0.02	(1.18)	(1.16)	—	(0.13)	—	(0.13)	9.51	(10.87)[5]
08-31-2007[9]	10.00	(0.03)	1.01	0.98	(0.05)	(0.13)	—	(0.18)	10.80	9.94 [5,10,14]

CLASS C

08-31-2008	10.80	0.02	(1.18)	(1.16)	—	(0.13)	—	(0.13)	9.51	(10.87)[5]
08-31-2007[9]	10.00	(0.03)	1.01	0.98	(0.05)	(0.13)	—	(0.18)	10.80	9.94 [5,10,14]

CLASS R

08-31-2008	10.82	0.05	(1.19)	(1.14)	(0.04)	(0.13)	—	(0.17)	9.51	(10.66)[5]
08-31-2007[9]	10.00	0.01	0.99	1.00	(0.05)	(0.13)	—	(0.18)	10.82	10.13 [5,10,14]

CLASS R1

08-31-2008	10.83	0.03	(1.14)	(1.11)	(0.07)	(0.13)	—	(0.20)	9.52	(10.42)[5]
08-31-2007[9]	10.00	0.03	0.99	1.02	(0.06)	(0.13)	—	(0.19)	10.83	10.28 [5,10,14]

CLASS R2

08-31-2008	10.85	0.08	(1.17)	(1.09)	(0.10)	(0.13)	—	(0.23)	9.53	(10.26)[5]
08-31-2007[9]	10.00	0.05	0.99	1.04	(0.06)	(0.13)	—	(0.19)	10.85	10.53 [5,10,14]

CLASS R3

08-31-2008	10.84	0.13	(1.24)	(1.11)	(0.07)	(0.13)	—	(0.20)	9.53	(10.41)[5]
08-31-2007[9]	10.00	0.03	1.00	1.03	(0.06)	(0.13)	—	(0.19)	10.84	10.40 [5,10,14]

CLASS R4

08-31-2008	10.86	0.09	(1.17)	(1.08)	(0.10)	(0.13)	—	(0.23)	9.55	(10.16)[5]
08-31-2007[9]	10.00	0.06	0.99	1.05	(0.06)	(0.13)	—	(0.19)	10.86	10.65 [5,10,14]

CLASS R5

08-31-2008	10.88	0.09	(1.14)	(1.05)	(0.13)	(0.13)	—	(0.26)	9.57	(9.91)[5]
08-31-2007[9]	10.00	0.09	0.99	1.08	(0.07)	(0.13)	—	(0.20)	10.88	10.91 [5,10,14]

CLASS 1

08-31-2008	10.88	0.11	(1.15)	(1.04)	(0.13)	(0.13)	—	(0.26)	9.58	(9.81)[5]
08-31-2007[9]	10.00	0.04	1.04	1.08	(0.07)	(0.13)	—	(0.20)	10.88	10.93 [5,10,14]

Ratios and supplemental data

	Ratios to average net assets

Period ended	Ratio of gross expenses to average net assets (%)[4]		Ratio of net expenses to average net assets (%)[4]		Ratio of net investment income (loss) to average net assets (%)[1]		Net assets, end of period (in thousands) ($)	Portfolio turnover (%)

CLASS A

08-31-2008	1.49	[6]	0.62	[7,8]	0.52		3,604	9
08-31-2007[9]	2.25	[11,6]	0.63	[11]	0.19	[11]	661	3	[10]

CLASS B

08-31-2008	4.38	[6]	1.32	[7,8]	0.17		666	9
08-31-2007[9]	3.82	[11,6]	1.31	[11]	(0.32)[11]		257	3	[10]

CLASS C

08-31-2008	4.56	[6]	1.32	[7,8]	0.23		685	9
08-31-2007[9]	3.81	[11,6]	1.32	[11]	(0.32)[11]		232	3	[10]

CLASS R

08-31-2008	13.55	[6]	1.09	[7,8]	0.46		140	9
08-31-2007[9]	16.31	[11,6]	1.08	[11]	0.14	[11]	113	3	[10]

CLASS R1

08-31-2008	8.37	[6]	0.87	[7,8]	0.27		285	9
08-31-2007[9]	16.14	[11,6]	0.87	[11]	0.35	[11]	111	3	[10]

CLASS R2

08-31-2008	5.67	[6]	0.63	[7,8]	0.82		1,703	9
08-31-2007[9]	15.70	[11,6]	0.62	[11]	0.59	[11]	117	3	[10]

CLASS R3

08-31-2008	5.37	[6]	0.78	[7,8]	1.22		456	9
08-31-2007[9]	14.43	[11,6]	0.81	[11]	0.34	[11]	186	3	[10]

CLASS R4

08-31-2008	11.76	[6]	0.49	[7,8]	0.90		207	9
08-31-2007[9]	15.77	[11,6]	0.52	[11]	0.70	[11]	111	3	[10]

CLASS R5

08-31-2008	7.87	[6]	0.21	[7,8]	0.92		285	9
08-31-2007[9]	15.34	[11,6]	0.23	[11]	0.98	[11]	113	3	[10]

CLASS 1

08-31-2008	0.17	[6]	0.17	[7,8]	1.08		280,532	9
08-31-2007[9]	0.31	[11,6]	0.20	[11]	0.39	[11]	67,149	3	[10]

See notes to financial statements	Annual report | Lifecycle Portfolios	49

FINANCIAL STATEMENTS

Financial highlights

Continued

Lifecycle 2020 Portfolio

Per share operating performance for a share outstanding throughout each period

		Income (loss) from investment operations			Less distributions

Period ended	Net asset value, beginning of period ($)	Net invest- ment in- come (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments ($)	Total from invest- ment operations ($)	From net invest- ment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distribu- tions ($)	Net asset value, end of period ($)	Total return (%)[3]

CLASS A

08-31-2008	10.80	0.12	(1.05)	(0.93)	(0.11)	(0.11)	—	(0.22)	9.65	(8.82)[5]
08-31-2007[9]	10.00	0.04	0.94	0.98	(0.07)	(0.11)	—	(0.18)	10.80	9.87	[5,10,15]

CLASS B

08-31-2008	10.75	0.07	(1.08)	(1.01)	(0.03)	(0.11)	—	(0.14)	9.60	(9.52)[5]
08-31-2007[9]	10.00	0.01	0.91	0.92	(0.06)	(0.11)	—	(0.17)	10.75	9.24	[5,10,15]

CLASS C

08-31-2008	10.75	0.08	(1.09)	(1.01)	(0.03)	(0.11)	—	(0.14)	9.60	(9.52)[5]
08-31-2007[9]	10.00	—[12]	0.92	0.92	(0.06)	(0.11)	—	(0.17)	10.75	9.24	[5,10,15]

CLASS R

08-31-2008	10.76	0.08	(1.07)	(0.99)	(0.07)	(0.11)	—	(0.18)	9.59	(9.32)[5]
08-31-2007[9]	10.00	0.05	0.87	0.92	(0.05)	(0.11)	—	(0.16)	10.76	9.33	[5,10,15]

CLASS R1

08-31-2008	10.78	0.08	(1.04)	(0.96)	(0.10)	(0.11)	—	(0.21)	9.61	(9.07)[5]
08-31-2007[9]	10.00	0.07	0.88	0.95	(0.06)	(0.11)	—	(0.17)	10.78	9.58	[5,10,15]

CLASS R2

08-31-2008	10.79	0.07	(0.99)	(0.92)	(0.13)	(0.11)	—	(0.24)	9.63	(8.73)[5]
08-31-2007[9]	10.00	0.08	0.88	0.96	(0.06)	(0.11)	—	(0.17)	10.79	9.72	[5,10,15]

CLASS R3

08-31-2008	10.78	0.15	(1.10)	(0.95)	(0.10)	(0.11)	—	(0.21)	9.62	(8.98)[5]
08-31-2007[9]	10.00	0.07	0.88	0.95	(0.06)	(0.11)	—	(0.17)	10.78	9.59	[5,10,15]

CLASS R4

08-31-2008	10.80	0.16	(1.08)	(0.92)	(0.13)	(0.11)	—	(0.24)	9.64	(8.72	)5
08-31-2007[9]	10.00	0.10	0.88	0.98	(0.07)	(0.11)	—	(0.18)	10.80	9.85	[5,10,15]

CLASS R5

08-31-2008	10.82	0.19	(1.08)	(0.89)	(0.16)	(0.11)	—	(0.27)	9.66	(8.47)[5]
08-31-2007[9]	10.00	0.10	0.90	1.00	(0.07)	(0.11)	—	(0.18)	10.82	10.11	[5,10,15]

CLASS 1

08-31-2008	10.82	0.15	(1.03)	(0.88)	(0.16)	(0.11)	—	(0.27)	9.67	(8.38)[5]
08-31-2007[9]	10.00	0.07	0.93	1.00	(0.07)	(0.11)	—	(0.18)	10.82	10.12	[5,10,15]

Ratios and supplemental data

	Ratios to average net assets

Period ended	Ratio of gross expenses to average net assets (%)[4]		Ratio of net expenses to average net assets (%)[4]		Ratio of net investment income (loss) to average net assets (%)[1]		Net assets, end of period (in thousands) ($)	Portfolio turnover (%)

CLASS A

08-31-2008	1.15	[6]	0.62	[7,8]	1.18		4,285	10
08-31-2007[9]	1.59	[6,11]	0.64	[11]	0.49	[11]	1,491	7	[10]

CLASS B

08-31-2008	2.72	[6]	1.32	[7,8]	0.68		1,278	10
08-31-2007[9]	3.29	[6,11]	1.32	[11]	0.06	[11]	607	7	[10]

CLASS C

08-31-2008	2.94	[6]	1.32	[7,8]	0.76		1,132	10
08-31-2007[9]	3.52	[6,11]	1.32	[11]	—	[11,12]	613	7	[10]

CLASS R

08-31-2008	10.14	[6]	1.10	[7,8]	0.81		211	10
08-31-2007[9]	16.25	[6,11]	1.08	[11]	0.52	[11]	119	7	[10]

CLASS R1

08-31-2008	9.71	[6]	0.86	[7,8]	0.77		250	10
08-31-2007[9]	16.14	[6,11]	0.87	[11]	0.74	[11]	110	7	[10]

CLASS R2

08-31-2008	3.70	[6]	0.64	[7,8]	0.74		1,520	10
08-31-2007[9]	15.23	[6,11]	0.62	[11]	0.92	[11]	214	7	[10]

CLASS R3

08-31-2008	3.97	[6]	0.78	[7,8]	1.48		825	10
08-31-2007[9]	15.58	[6,11]	0.80	[11]	0.80	[11]	126	7	[10]

CLASS R4

08-31-2008	13.87	[6]	0.48	[7,8]	1.50		138	10
08-31-2007[9]	15.75	[6,11]	0.52	[11]	1.09	[11]	110	7	[10]

CLASS R5

08-31-2008	6.46	[6]	0.21	[7,8]	1.83		758	10
08-31-2007[9]	8.22	[6,11]	0.23	[11]	1.08	[11]	272	7	[10]

CLASS 1

08-31-2008	0.17	[6]	0.17	[7,8]	1.49		276,252	10
08-31-2007[9]	0.32	[6,11]	0.20	[11]	0.78	[11]	64,901	7	[10]

50	Lifecycle Portfolios | Annual report	See notes to financial statements

Financial highlights

Continued

Lifecycle 2015 Portfolio

Per share operating performance for a share outstanding throughout each period

		Income (loss) from investment operations			Less distributions

Period ended	Net asset value, beginning of period ($)	Net invest- ment in- come (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments ($)	Total from invest- ment operations ($)	From net invest- ment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distribu- tions ($)	Net asset value, end of period ($)	Total return (%)[3]

CLASS A

08-31-2008	10.65	0.18	(0.92)	(0.74)	(0.14)	(0.11)	—	(0.25)	9.66	(7.16)[5]
08-31-2007[9]	10.00	0.07	0.76	0.83	(0.09)	(0.09)	—	(0.18)	10.65	8.37 [5,10,16]

CLASS B

08-31-2008	10.60	0.13	(0.95)	(0.82)	(0.06)	(0.11)	—	(0.17)	9.61	(7.86)[5]
08-31-2007[9]	10.00	0.04	0.73	0.77	(0.08)	(0.09)	—	(0.17)	10.60	7.74 [5,10,16]

CLASS C

08-31-2008	10.60	0.12	(0.94)	(0.82)	(0.06)	(0.11)	—	(0.17)	9.61	(7.86)[5]
08-31-2007[9]	10.00	0.06	0.71	0.77	(0.08)	(0.09)	—	(0.17)	10.60	7.74 [5,10,16]

CLASS R

08-31-2008	10.62	0.14	(0.94)	(0.80)	(0.10)	(0.11)	—	(0.21)	9.61	(7.66)[5]
08-31-2007[9]	10.00	0.09	0.70	0.79	(0.08)	(0.09)	—	(0.17)	10.62	7.93 [5,10,16]

CLASS R1

08-31-2008	10.63	0.16	(0.93)	(0.77)	(0.13)	(0.11)	—	(0.24)	9.62	(7.41)[5]
08-31-2007[9]	10.00	0.11	0.69	0.80	(0.08)	(0.09)	—	(0.17)	10.63	8.08 [5,10,16]

CLASS R2

08-31-2008	10.65	0.16	(0.90)	(0.74)	(0.16)	(0.11)	—	(0.27)	9.64	(7.16)[5]
08-31-2007[9]	10.00	0.12	0.71	0.83	(0.09)	(0.09)	—	(0.18)	10.65	8.33 [5,10,16]

CLASS R3

08-31-2008	10.63	0.15	(0.91)	(0.76)	(0.13)	(0.11)	—	(0.24)	9.63	(7.32)[5]
08-31-2007[9]	10.00	0.11	0.69	0.80	(0.08)	(0.09)	—	(0.17)	10.63	8.10 [5,10,16]

CLASS R4

08-31-2008	10.65	0.21	(0.94)	(0.73)	(0.16)	(0.11)	—	(0.27)	9.65	(7.06)[5]
08-31-2007[9]	10.00	0.14	0.69	0.83	(0.09)	(0.09)	—	(0.18)	10.65	8.35 [5,10,16]

CLASS R5

08-31-2008	10.67	0.18	(0.88)	(0.70)	(0.19)	(0.11)	—	(0.30)	9.67	(6.81)[5]
08-31-2007[9]	10.00	0.16	0.69	0.85	(0.09)	(0.09)	—	(0.18)	10.67	8.61 [5,10,16]

CLASS 1

08-31-2008	10.68	0.21	(0.91)	(0.70)	(0.19)	(0.11)	—	(0.30)	9.68	(6.80)[5]
08-31-2007[9]	10.00	0.10	0.76	0.86	(0.09)	(0.09)	—	(0.18)	10.68	8.72 [5,10,16]

Ratios and supplemental data

	Ratios to average net assets

Period ended	Ratio of gross expenses to average net assets (%)[4]		Ratio of net expenses to average net assets (%)[4]		Ratio of net investment income (loss) to average net assets (%)[1]		Net assets, end of period (in thousands) ($)	Portfolio turnover (%)

CLASS A

08-31-2008	1.43	[6]	0.63	[7,8]	1.74		2,776	10
08-31-2007[9]	2.19	[6,11]	0.63	[11]	0.86	[11]	836	9	[10]

CLASS B

08-31-2008	3.46	[6]	1.32	[7,8]	1.27		902	10
08-31-2007[9]	3.28	[6,11]	1.32	[11]	0.46	[11]	458	9	[10]

CLASS C

08-31-2008	4.53	[6]	1.33	[7,8]	1.15		762	10
08-31-2007[9]	4.01	[6,11]	1.32	[11]	0.65	[11]	261	9	[10]

CLASS R

08-31-2008	12.94	[6]	1.10	[7,8]	1.39		169	10
08-31-2007[9]	16.63	[6,11]	1.08	[11]	0.99	[11]	110	9	[10]

CLASS R1

08-31-2008	8.84	[6]	0.86	[7,8]	1.61		207	10
08-31-2007[9]	16.47	[6,11]	0.87	[11]	1.21	[11]	108	9	[10]

CLASS R2

08-31-2008	5.34	[6]	0.64	[7,8]	1.57		1,202	10
08-31-2007[9]	15.31	[6,11]	0.62	[11]	1.34	[11]	161	9	[10]

CLASS R3

08-31-2008	6.20	[6]	0.81	[7,8]	1.48		693	10
08-31-2007[9]	16.38	[6,11]	0.80	[11]	1.28	[11]	108	9	[10]

CLASS R4

08-31-2008	12.64	[6]	0.50	[7,8]	2.02		172	10
08-31-2007[9]	16.08	[6,11]	0.52	[11]	1.56	[11]	108	9	[10]

CLASS R5

08-31-2008	5.09	[6]	0.22	[7,8]	1.81		464	10
08-31-2007[9]	15.77	[6,11]	0.23	[11]	1.84	[11]	109	9	[10]

CLASS 1

08-31-2008	0.18	[6]	0.18	[7]	2.12		216,679	10
08-31-2007[9]	0.36	[6,11]	0.20	[11]	1.19	[11]	55,723	9	[10]

See notes to financial statements	Annual report | Lifecycle Portfolios	51

FINANCIAL STATEMENTS

Financial highlights

Continued

Lifecycle 2010 Portfolio

Per share operating performance for a share outstanding throughout each period

		Income (loss) from investment operations			Less distributions

Period ended	Net asset value, beginning of period ($)	Net invest- ment in- come (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments ($)	Total from invest- ment operations ($)	From net invest- ment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distribu- tions ($)	Net asset value, end of period ($)	Total return (%)[3]

CLASS A

08-31-2008	10.54	0.23	(0.83)	(0.60)	(0.16)	(0.09)	—	(0.25)	9.69	(5.87)[5]
08-31-2007[9]	10.00	0.12	0.57	0.69	(0.09)	(0.06)	—	(0.15)	10.54	6.99 [5,10,17]

CLASS B

08-31-2008	10.49	0.20	(0.87)	(0.67)	(0.08)	(0.09)	—	(0.17)	9.65	(6.48)[5]
08-31-2007[9]	10.00	0.11	0.52	0.63	(0.08)	(0.06)	—	(0.14)	10.49	6.36 [5,10,17]

CLASS C

08-31-2008	10.50	0.19	(0.86)	(0.67)	(0.08)	(0.09)	—	(0.17)	9.66	(6.47)[5]
08-31-2007[9]	10.00	0.10	0.54	0.64	(0.08)	(0.06)	—	(0.14)	10.50	6.46 [5,10,17]

CLASS R

08-31-2008	10.51	0.22	(0.86)	(0.64)	(0.13)	(0.09)	—	(0.22)	9.65	(6.27)[5]
08-31-2007[9]	10.00	0.13	0.52	0.65	(0.08)	(0.06)	—	(0.14)	10.51	6.56 [5,10,17]

CLASS R1

08-31-2008	10.52	0.23	(0.85)	(0.62)	(0.15)	(0.09)	—	(0.24)	9.66	(6.02)[5]
08-31-2007[9]	10.00	0.15	0.52	0.67	(0.09)	(0.06)	—	(0.15)	10.52	6.70 [5,10,17]

CLASS R2

08-31-2008	10.54	0.18	(0.77)	(0.59)	(0.18)	(0.09)	—	(0.27)	9.68	(5.77)[5]
08-31-2007[9]	10.00	0.17	0.52	0.69	(0.09)	(0.06)	—	(0.15)	10.54	6.95 [5,10,17]

CLASS R3

08-31-2008	10.53	0.26	(0.88)	(0.62)	(0.15)	(0.09)	—	(0.24)	9.67	(6.02)[5]
08-31-2007[9]	10.00	0.16	0.52	0.68	(0.09)	(0.06)	—	(0.15)	10.53	6.82 [5,10,17]

CLASS R4

08-31-2008	10.55	0.26	(0.85)	(0.59)	(0.18)	(0.09)	—	(0.27)	9.69	(5.76)[5]
08-31-2007[9]	10.00	0.18	0.52	0.70	(0.09)	(0.06)	—	(0.15)	10.55	7.08 [5,10,17]

CLASS R5

08-31-2008	10.57	0.24	(0.80)	(0.56)	(0.21)	(0.09)	—	(0.30)	9.71	(5.51)[5]
08-31-2007[9]	10.00	0.21	0.52	0.73	(0.10)	(0.06)	—	(0.16)	10.57	7.33 [5,10,17]

CLASS 1

08-31-2008	10.57	0.26	(0.81)	(0.55)	(0.21)	(0.09)	—	(0.30)	9.72	(5.41)[5]
08-31-2007[9]	10.00	0.16	0.57	0.73	(0.10)	(0.06)	—	(0.16)	10.57	7.34 [5,10,17]

Ratios and supplemental data

	Ratios to average net assets

Period ended	Ratio of gross expenses to average net assets (%)[4]		Ratio of net expenses to average net assets (%)[4]		Ratio of net investment income (loss) to average net assets (%)[1]		Net assets, end of period (in thousands) ($)	Portfolio turnover (%)

CLASS A

08-31-2008	1.61	[6]	0.65	[7,8]	2.28		2,050	14
08-31-2007[9]	2.45	[6,11]	0.63	[11]	1.42	[11]	665	17	[10]

CLASS B

08-31-2008	8.12	[6]	1.35	[7,8]	1.96		224	14
08-31-2007[9]	5.13	[6,11]	1.30	[11]	1.23	[11]	131	17	[10]

CLASS C

08-31-2008	3.21	[6]	1.35	[7,8]	1.85		985	14
08-31-2007[9]	4.20	[6,11]	1.32	[11]	1.15	[11]	415	17	[10]

CLASS R

08-31-2008	16.36	[6]	1.12	[7,8]	2.16		102	14
08-31-2007[9]	17.12	[6,11]	1.09	[11]	1.49	[11]	107	17	[10]

CLASS R1

08-31-2008	14.92	[6]	0.87	[7,8]	2.30		126	14
08-31-2007[9]	16.89	[6,11]	0.87	[11]	1.70	[11]	107	17	[10]

CLASS R2

08-31-2008	3.54	[6]	0.69	[7,8]	1.87		2,274	14
08-31-2007[9]	16.62	[6,11]	0.62	[11]	1.95	[11]	107	17	[10]

CLASS R3

08-31-2008	3.95	[6]	0.82	[7,8]	2.64		795	14
08-31-2007[9]	16.81	[6,11]	0.80	[11]	1.77	[11]	107	17	[10]

CLASS R4

08-31-2008	12.38	[6]	0.53	[7,8]	2.56		205	14
08-31-2007[9]	16.51	[6,11]	0.52	[11]	2.06	[11]	107	17	[10]

CLASS R5

08-31-2008	10.30	[6]	0.25	[7,8]	2.41		498	14
08-31-2007[9]	16.20	[6,11]	0.23	[11]	2.34	[11]	107	17	[10]

CLASS 1

08-31-2008	0.21	[6]	0.20	[7]	2.61		121,337	14
08-31-2007[9]	0.56	[6,11]	0.20	[11]	1.78	[11]	25,428	17	[10]

52	Lifecycle Portfolios | Annual report	See notes to financial statements

Financial highlights

Continued

Lifecycle Retirement Portfolio

Per share operating performance for a share outstanding throughout each period

		Income (loss) from investment operations			Less distributions

Period ended	Net asset value, beginning of period ($)	Net invest- ment in- come (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments ($)	Total from invest- ment operations ($)	From net invest- ment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distribu- tions ($)	Net asset value, end of period ($)	Total return (%)[3]

CLASS A

08-31-2008	10.33	0.27	(0.70)	(0.43)	(0.30)	(0.11)	—	(0.41)	9.49	(4.35)
08-31-2007[9]	10.00	0.15	0.46	0.61	(0.20)	(0.08)	—	(0.28)	10.33	6.19 [5,10,18]

CLASS B

08-31-2008	10.31	0.24	(0.74)	(0.50)	(0.23)	(0.11)	—	(0.34)	9.47	(5.03)
08-31-2007[9]	10.00	0.15	0.39	0.54	(0.15)	(0.08)	—	(0.23)	10.31	5.47 [5,10,18]

CLASS C

08-31-2008	10.31	0.18	(0.68)	(0.50)	(0.23)	(0.11)	—	(0.34)	9.47	(5.03)
08-31-2007[9]	10.00	0.11	0.43	0.54	(0.15)	(0.08)	—	(0.23)	10.31	5.48 [5,10,18]

CLASS R

08-31-2008	10.31	0.25	(0.72)	(0.47)	(0.26)	(0.11)	—	(0.37)	9.47	(4.78)
08-31-2007[9]	10.00	0.18	0.37	0.55	(0.16)	(0.08)	—	(0.24)	10.31	5.55 [5,10,18]

CLASS R1

08-31-2008	10.31	0.27	(0.72)	(0.45)	(0.28)	(0.11)	—	(0.39)	9.47	(4.54)
08-31-2007[9]	10.00	0.19	0.38	0.57	(0.18)	(0.08)	—	(0.26)	10.31	5.73 [5,10,18]

CLASS R2

08-31-2008	10.31	0.26	(0.68)	(0.42)	(0.31)	(0.11)	—	(0.42)	9.47	(4.30)
08-31-2007[9]	10.00	0.22	0.37	0.59	(0.20)	(0.08)	—	(0.28)	10.31	5.90 [5,10,18]

CLASS R3

08-31-2008	10.31	0.29	(0.72)	(0.43)	(0.29)	(0.11)	—	(0.40)	9.48	(4.39)
08-31-2007[9]	10.00	0.20	0.37	0.57	(0.18)	(0.08)	—	(0.26)	10.31	5.77 [5,10,18]

CLASS R4

08-31-2008	10.32	0.31	(0.73)	(0.42)	(0.31)	(0.11)	—	(0.42)	9.48	(4.22)
08-31-2007[9]	10.00	0.23	0.37	0.60	(0.20)	(0.08)	—	(0.28)	10.32	6.07 [5,10,18]

CLASS R5

08-31-2008	10.32	0.33	(0.71)	(0.38)	(0.34)	(0.11)	—	(0.45)	9.49	(3.86)
08-31-2007[9]	10.00	0.25	0.37	0.62	(0.22)	(0.08)	—	(0.30)	10.32	6.27 [5,10,18]

CLASS 1

08-31-2008	10.32	0.28	(0.66)	(0.38)	(0.34)	(0.11)	—	(0.45)	9.49	(3.83)
08-31-2007[9]	10.00	0.19	0.43	0.62	(0.22)	(0.08)	—	(0.30)	10.32	6.29 [5,10,18]

Ratios and supplemental data

	Ratios to average net assets

Period ended	Ratio of gross expenses to average net assets (%)[4]		Ratio of net expenses to average net assets (%)[4]		Ratio of net investment income (loss) to average net assets (%)[1]		Net assets, end of period (in thousands) ($)	Portfolio turnover (%)

CLASS A

08-31-2008	0.86	[6]	0.68	[7,8]	2.69		10,640	59
08-31-2007[9]	1.24	[6,11]	0.68	[11]	1.82	[11]	4,270	56	[10]

CLASS B

08-31-2008	4.50	[6]	1.37	[7,8]	2.37		431	59
08-31-2007[9]	3.17	[6,11]	1.36	[11]	1.69	[11]	387	56	[10]

CLASS C

08-31-2008	1.66	[6]	1.38	[7,8]	1.80		6,374	59
08-31-2007[9]	2.59	[6,11]	1.38	[11]	1.26	[11]	1,358	56	[10]

CLASS R

08-31-2008	15.33	[6]	1.14	[7,8]	2.49		101	59
08-31-2007[9]	16.32	[6,11]	1.12	[11]	2.04	[11]	106	56	[10]

CLASS R1

08-31-2008	16.11	[6]	0.89	[7,8]	2.73		102	59
08-31-2007[9]	16.09	[6,11]	0.91	[11]	2.25	[11]	106	56	[10]

CLASS R2

08-31-2008	11.61	[6]	0.66	[7,8]	2.67		157	59
08-31-2007[9]	15.77	[6,11]	0.66	[11]	2.49	[11]	110	56	[10]

CLASS R3

08-31-2008	10.74	[6]	0.84	[7,8]	2.89		184	59
08-31-2007[9]	16.01	[6,11]	0.84	[11]	2.32	[11]	106	56	[10]

CLASS R4

08-31-2008	15.77	[6]	0.54	[7,8]	3.08		103	59
08-31-2007[9]	15.71	[6,11]	0.55	[11]	2.60	[11]	106	56	[10]

CLASS R5

08-31-2008	15.17	[6]	0.25	[7,8]	3.33		111	59
08-31-2007[9]	15.41	[6,11]	0.27	[11]	2.89	[11]	106	56	[10]

CLASS 1

08-31-2008	0.23	[6]	0.23	[7]	2.87		213,362	59
08-31-2007[9]	0.38	[6,11]	0.25	[11]	2.24	[11]	65,651	56	[10]

See notes to financial statements	Annual report | Lifecycle Portfolios	53

FINANCIAL STATEMENTS

Financial highlights

Continued

Notes to Financial Highlights

[1]	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.

[2]	Based on the average of the shares outstanding.

[3]	Assumes dividend reinvestment and does not reflect the effect of sales charges.

[4]	Does not include expenses of the underlying affiliated funds in which the Portfolio invests.

[5]	Total returns would have been lower had certain expenses not been reduced during the periods shown.

[6]	Does not take into consideration expense reductions during the periods shown.

[7]

Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

	Lifecycle 2045	Lifecycle 2040	Lifecycle 2035	Lifecycle 2030	Lifecycle 2025	Lifecycle 2020	Lifecycle 2015	Lifecycle 2010	Lifecycle Retirement
8/31/08	0.49%–1.13%	0.49%–1.13%	0.49%–1.13%	0.49%–1.13%	0.49%–1.13%	0.49%–1.13%	0.49%–1.13%	0.49%–1.13%	0.49%–1.13%

[8]	Includes transfer agent fee earned credits of less than 0.01% of average net assets.

[9]	Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares began operations on 10-30-06.

[10]	Not annualized.

[11]	Annualized.

[12]	Less than $0.01 per share.

[13]

The Adviser made a payment to the Portfolio of $1,696. Excluding this payment, total returns would have been 11.00%, 11.26% and 11.52% for Class R3, Class R4 and Class R5, respectively. There was no effect to the total returns for Class A, Class B, Class C, Class R, Class R1, Class R2 and Class 1.

[14]

The Adviser made a payment to the Portfolio of $2,707. Excluding this payment, total returns would have been 10.03% and 10.91% for Class R and Class R5, respectively. There was no effect to the total returns for Class A, Class B, Class C, Class R1, Class R2, Class R3, Class R4 and Class 1.

[15]

The Adviser made a payment to the Portfolio of $2,881. Excluding this payment, total returns would have been 9.48% for Class R1. There was no effect to the total returns for Class A, Class B, Class C, Class R, Class R2, Class R3, Class R4, Class R5 and Class 1.

[16]

The Adviser made a payment to the Portfolio of $6,640. Excluding this payment, total returns would have been 7.83%, 7.98% and 8.22% for Class R, Class R1 and Class R2, respectively. There was no effect to the total returns for Class A, Class B, Class C, Class R3, Class R4, Class R5 and Class 1.

[17]

The Adviser made a payment to the Portfolio of $4,286. Excluding this payment, total returns would have been 6.45%, 6.85%, 6.72%, 6.97% and 7.23% for Class R, Class R2, Class R3, Class R4 and Class R5, respectively. There was no effect to the total returns for Class A, Class B, Class C, Class R1 and Class 1.

[18]

The Adviser made a payment to the Portfolio of $21,459. Excluding this payment, total returns would have been 5.45%, 5.63%, 5.90%, 5.67%, 5.97% and 6.17% for Class R, Class R1, Class R2, Class R3, Class R4 and Class R5, respectively. There was no effect to the total returns for Class A, Class B, Class C and Class 1.

54	Lifecycle Portfolios | Annual report	See notes to financial statements

Notes to financial statements

1. Organization of the Trust

The John Hancock Funds II (the Trust or JHF II) is an open-end management investment company organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the 1940 Act) as amended. It is a series company, which means that it has several funds, each with a stated investment objective that it pursues through separate investment policies. The Trust currently offers seventy-five separate investment funds, nine of which are covered by this report: Lifecycle 2045, Lifecycle 2040, Lifecycle 2035, Lifecycle 2030, Lifecycle 2025, Lifecycle 2020, Lifecycle 2015, Lifecycle 2010 and Lifecycle Retirement (collectively, Lifecycle Portfolios or the Portfolios).

Each of the Lifecycle Portfolios is non-diversified for purposes of the 1940 Act.

The Lifecycle Portfolios operate as “fund of funds”, investing in Class NAV shares of underlying funds of the Trust and John Hancock Funds III (JHF III), and also in other affiliated funds of the John Hancock funds complex. It may also invest in unaffiliated underlying funds and other permitted security investments.

The JHF III funds are retail mutual funds advised by John Hancock Investment Management Services, LLC (JHIMS or the Adviser) and distributed by John Hancock Funds, LLC (the Distributor).

The accounting policies of the affiliated underlying funds of the Trust are outlined in the shareholder reports for such funds, available without charge by calling 1-800-225-5291 or on the Securities and Exchange Commission (SEC) Web site at www.sec.gov, or at the Commission’s public reference room in Washington, D.C. The affiliated underlying funds are not covered by this report.

JHIMS, a Delaware limited liability company controlled by John Hancock Life Insurance Company (U.S.A.) (John Hancock USA) serves as investment adviser for the Trust and the Distributor, an affiliate of the Adviser, and serves as principal underwriter. John Hancock Life Insurance Company of New York (John Hancock New York) is a wholly owned subsidiary of John Hancock USA. John Hancock USA and John Hancock New York are indirect wholly owned subsidiaries of the Manufactures Life Insurance Company (Manulife), which in turn is a wholly owned subsidiary of Manulife Financial Corporation (MFC), a publicly traded company. MFC and its subsidiaries are known collectively as “Manulife Financial.”

The Board of Trustees has authorized the issuance of multiple classes of shares of the Portfolios, including classes designated as Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares. Class A, Class B and Class C shares are open to all retail investors. Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class 1 shares are sold only to certain exempt separate accounts of John Hancock USA and John Hancock New York. The shares of each class represent an interest in the same portfolio of investments of the Portfolios, and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the SEC and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

At August 31, 2008, John Hancock USA owned shares of beneficial interest for the following Portfolios:

Portfolio	Class C	Class R	Class R1	Class R2	Class R3	Class R4	Class R5

Lifecycle 2045	10,408	10,422	10,435	—	10,436	10,450	10,463
Lifecycle 2040	—	10,412	—	—	—	10,440	—
Lifecycle 2035	—	—	—	—	—	10,378	—
Lifecycle 2030	—	10,353	—	—	—	10,418	—
Lifecycle 2025	—	10,345	—	—	—	10,410	—
Lifecycle 2020	—	—	—	—	—	10,402	—
Lifecycle 2015	—	10,371	—	—	—	10,435	—
Lifecycle 2010	—	10,350	10,380	—	—	10,413	10,445
Lifecycle Retirement	—	10,575	10,612	10,649	10,619	10,660	10,701

2. Significant accounting policies

The Financial Statements have been prepared in conformity with accounting policies generally accepted in the United States of America, which require estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. The following summarizes the significant accounting policies of the Funds.

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Securities valuation

The net asset value of the shares of each Portfolio is determined daily as of the close of the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. Investments by the Lifecycle Portfolios in underlying funds are valued at their respective net asset values each business day and securities in the underlying funds are valued in accordance with their respective valuation polices, as outlined in the underlying funds’ financial statements. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. All other securities held by the Portfolios and by the underlying affiliated funds are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity.

New accounting pronouncements

In September 2006, Financial Accounting Standards Board (FASB) Standard No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements. As of August 31, 2008, management does not believe the adoption of FAS 157 will have a material impact on the amounts reported in the financial statements.

In March 2008, FASB No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (FAS 133), was issued and is effective for fiscal years or interim periods beginning after November 15, 2008. FAS 161 amends and expands the disclosure requirements of FAS 133 in order to provide financial statement users an understanding of a company’s use of derivative instruments, how derivative instruments are accounted for under FAS 133 and related interpretations and how these instruments affect a company’s financial position, performance and cash flows. FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company, and any credit risk-related contingent features of the agreements. Management is currently evaluating the adoption of FAS 161 on the Portfolio’s financial statement disclosures.

Security transactions and related investment income

Investment security and underlying affiliated funds transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded by the underlying affiliated funds on the ex-dividend date. Distributions from the underlying affiliated funds are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Distributions from the underlying unaffiliated Funds and securities are recorded on the ex-dividend date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolios use the specific identification method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Allocations of income and expenses

All income, expenses (except class-specific expenses), and realized and unrealized gain/loss are allocated to each class of shares based upon the relative net assets of each class. Dividends to shareholders from net investment income are determined at a class level and distributions from capital gains are determined at a Portfolio level.

Expenses not directly attributable to a particular Portfolio or share class are allocated based on the relative share of net assets of each Portfolio or share class at the time the expense was incurred. Class-specific expenses, such as Distribution (Rule 12b-1) fees, transfer agency fees, blue sky fees, and printing and postage fees, are accrued daily and charged directly to the respective share classes. Expenses in the Lifecycle Portfolios’ Statements of Operations reflect the expenses of the Portfolios and do not include any indirect expenses related to the underlying affiliated funds. Because the underlying funds have varied expense levels and the Lifecycle Portfolios may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the Lifecycle Portfolios will vary.

Options

Lifecycle Retirement may purchase and sell put and call options on securities (whether or not it holds the securities in its portfolio), securities indices, currencies and futures contracts.

When the Portfolio writes a put or call option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently marked-to-market to reflect the current market value of the option written. If an option expires or if the Portfolio enters into an offsetting purchase option, the Portfolio realizes a gain (or loss if the cost of an offsetting purchase option exceeds the premium received when the option was written). If a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security with the proceeds of the sale increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that the Portfolio purchases upon exercise of the option.

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When the Portfolio purchases a put or call option, the premium paid by the Portfolio is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect the current market value of the option. If the purchased option expires, the Portfolio realizes a loss for the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the original cost of the option. If the Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid.

The Portfolio may use options to manage exposure to fluctuations in currency values. Writing puts and buying calls may increase the Portfolio’s exposure to the underlying instrument. Buying puts and writing calls may decrease the Portfolio’s exposure to the underlying instrument. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the terms of the contract.

Written options for the year ended August 31, 2008, were as follows:

Lifecycle Retirement	Number of Contracts	Premiums Received

Outstanding, beginning of period	—	—
Options written	10	$ 53,470
Option closed	(10)	(53,470)
Options expired	—	—
Outstanding, end of period	—	—

There were no open written options outstanding as of August 31, 2008.

Futures

Lifecycle Retirement may purchase and sell financial futures contracts and options on those contracts. The Portfolio may invest in contracts based on financial instruments such as U.S. Treasury Bonds or Notes, or on securities indices such as the S&P 500 Index, in order to hedge against a decline in the value of securities owned by the Portfolio.

Initial margin deposits required upon entering into futures contracts are satisfied by the delivery of specific securities or cash as collateral to the broker (the Portfolios’ agent in acquiring the futures position). If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made, cash is required to be paid to or released by the broker and the Portfolio realizes a gain or loss.

When the Portfolio sells a futures contract based on a financial instrument, the Portfolio becomes obligated to deliver that kind of instrument at an agreed upon date for a specified price. The Portfolio realizes a gain or loss depending on whether the price of an offsetting purchase is less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase. The Portfolio could be exposed to risks if it could not close out futures positions because of an illiquid secondary market or the inability of counterparties to meet the terms of their contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

The following is a summary of open futures contracts at August 31, 2008:

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)

Lifecycle Retirement	S&P 500 Index Futures	139	Long	Sep 2008	$ 8,914,070	($543,650)

	Russell E Mini 2000 Index Futures	41	Short	Sep 2008	(3,033,590)	(14,924)

	U.S. Treasury 10-Year Note Futures	15	Short	Sep 2008	(1,750,313)	(39,949)

						($598,523)

Federal income taxes

Each Portfolio seeks to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Each Portfolio adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 (FIN 48), at the beginning of the Fund’s fiscal year. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not have a material impact on the accompanying financial statements. Each of the Funds’ federal tax returns for the prior fiscal year remain subject to examination by the Internal Revenue Service.

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Distribution of income and gains

The Portfolios record distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date.

The tax character of distributions paid during 2008 and 2007 was as follows:

	Year Ended August 31, 2008 Distributions				Period Ended August 31, 2007 Distributions

Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total	Ordinary Income	Long Term Capital Gains	Return of Capital	Total

Lifecycle 2045	$ 830,254	$ 64,011	—	$ 894,265	$ 31,888	$ 637	—	$ 32,525
Lifecycle 2040	984,508	72,022	—	1,056,530	30,881	618	—	31,499
Lifecycle 2035	1,559,943	45,027	—	1,604,970	36,296	694	—	36,990
Lifecycle 2030	2,060,557	—	—	2,060,557	52,233	1,157	—	53,390
Lifecycle 2025	2,911,516	—	—	2,911,516	65,770	1,449	—	67,219
Lifecycle 2020	2,946,493	—	—	2,946,493	62,687	1,384	—	64,071
Lifecycle 2015	2,722,896	—	—	2,722,896	40,828	1,031	—	41,859
Lifecycle 2010	1,589,726	—	—	1,589,726	22,506	655	—	23,161
Lifecycle Retirement	5,993,973	108,827	—	6,102,800	607,108	—	—	607,108

Distributions paid by the Portfolios with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each share class.

As of August 31, 2008, the components of distributable earnings on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post- October Deferral

Lifecycle 2045	$ 51,657	$ 1,011,681	—	—
Lifecycle 2040	60,618	1,259,245	—	—
Lifecycle 2035	37,463	2,094,662	—	—
Lifecycle 2030	139,417	2,560,916	—	—
Lifecycle 2025	699,455	2,917,612	—	—
Lifecycle 2020	1,137,499	2,508,788	—	—
Lifecycle 2015	1,685,708	1,810,560	—	—
Lifecycle 2010	1,248,048	862,944	—	—
Lifecycle Retirement	—	917,579	—	—

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book/tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book/tax differences will reverse in a subsequent period.

3. Risk and uncertainty

Investment risk

Certain underlying funds may invest a portion of their assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

Derivatives and counterparty risk

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivative instruments exposes a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them.

4. Investment advisory and other agreements

Advisory fees

The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating sub-advisers to handle the investment of the assets of the Portfolios, subject to the supervision of the Board of Trustees. The advisory fee has two components: (a) a fee on assets invested in affiliated Funds (“Affiliated Fund Assets”) and (b) a fee on assets not invested in affiliated funds (“Other Assets”). Affiliated Funds are any Fund of JHF II and JHF III. Under the Advisory Agreement, the Portfolios pay a daily management fee to the Adviser as stated below:

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The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Portfolios determined in accordance with the following schedule, and that rate is applied to the Affiliated Fund Assets of each Portfolio.

Portfolio	First $7.5 billion of Aggregate Net Assets	Excess over $7.5 billion of Aggregate Net Assets

Lifecycle Portfolios	0.06%	0.05%

The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Portfolios determined in accordance with the following schedule, and that rate is applied to the Other Assets of each Portfolio.

Portfolio	First $7.5 billion of Aggregate Net Assets	Excess over $7.5 billion of Aggregate Net Assets

Lifecycle Portfolios	0.51%	0.50%

The Portfolios are not responsible for the payment of sub-advisory fees.

MFC Global Investment Management (U.S.A.) Limited acts as Sub-adviser to the Lifecycle Portfolios.

The investment management fees incurred for the year ended August 31, 2008, were equivalent to an annual effective rate of the Portfolio’s average daily net assets as follows:

Portfolio	Annual Effective Rate	Portfolio	Annual Effective Rate

Lifecycle 2045	0.06%	Lifecycle 2020	0.06%
Lifecycle 2040	0.06%	Lifecycle 2015	0.06%
Lifecycle 2035	0.06%	Lifecycle 2010	0.06%
Lifecycle 2030	0.06%	Lifecycle Retirement	0.11%
Lifecycle 2025	0.06%

Expense reimbursements

The Adviser has contractually agreed to reimburse for certain Portfolio level expenses for the period January 1, 2008 to December 31, 2008 (excluding management fees, underlying fund expenses, Rule 12b-1 fees, transfer agency fees, service plan fees, blue sky fees, printing and postage fees, taxes, Portfolio brokerage commissions, interest, litigation and indemnification expenses, other expenses not incurred in the ordinary course of the Portfolios’ business, and fees under any agreement or plans of the Portfolios dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) that exceed 0.09% of the average annual net assets. Also, the Adviser has agreed to reimburse or to make a payment to a specific class of shares of the Portfolios in an amount equal to the amount by which the expenses attributable to such class of shares exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 0.50% for Class A, 1.20% for Class B, 1.20% for Class C, 1.05% for Class R, 0.80% for Class R1, 0.55% for Class R2, 0.70% for Class R3, 0.40% for Class R4 and 0.10% for Class R5, and 0.05% for Class 1 for the Lifecycle funds. These expense reimbursements shall continue in effect until December 31, 2008, and thereafter until terminated by the Adviser on notice to JHF II.

For the period September 1, 2007 to December 31, 2007, the Adviser had agreed to reimburse or to make a payment to a specific class of shares of the Portfolios in an amount equal to the amount by which the expenses attributable to such class of shares exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 0.65% for Class A, 1.35% for Class B, 1.35% for Class C, 1.20% for Class R, 0.95% for Class R1, 0.70% for Class R2, 0.85% for Class R3, 0.55% for Class R4 and 0.25% for Class R5, for Lifecycle 2045, Lifecycle 2040, Lifecycle 2035, Lifecycle 2030, Lifecycle 2025, Lifecycle 2020, Lifecycle 2015 and Lifecycle 2010 and 0.69% for Class A, 1.39% for Class B, 1.39% for Class C, 1.24% for Class R, 0.99% for Class R1, 0.74% for Class R2, 0.89% for Class R3, 0.59% for Class R4, 0.29% for Class R5 for Lifecycle Retirement.

For the year ended August 31, 2008, the expense reductions amounted to the following and are reflected as a reduction of total expenses in the Statements of Operations:

Expense Reimbursement by Class

Portfolio	Class A	Class B	Class C	Class R	Class R1	Class R2	Class R3	Class R4	Class R5	Class 1

Lifecycle 2045	$15,123	$13,854	$13,746	$16,066	$16,031	$16,025	$16,106	$16,160	$16,212	$20,657
Lifecycle 2040	14,475	13,959	13,971	16,071	15,946	15,930	16,107	16,147	16,291	14,487
Lifecycle 2035	14,437	14,065	13,922	16,081	15,964	15,726	16,058	16,146	16,204	—
Lifecycle 2030	15,141	13,909	14,301	15,994	15,895	15,763	15,970	16,129	16,193	—
Lifecycle 2025	15,372	13,962	13,960	16,041	15,885	15,898	16,029	16,145	16,232	—
Lifecycle 2020	16,099	14,651	14,564	16,087	15,999	15,660	16,066	16,214	16,250	—
Lifecycle 2015	14,809	14,215	13,916	16,029	15,918	15,819	15,995	16,144	16,301	—
Lifecycle 2010	14,708	13,839	14,555	16,073	16,025	15,477	16,009	16,160	16,382	7,093
Lifecycle Retirement	14,694	14,010	12,690	16,056	16,034	15,991	16,054	16,143	16,173	—

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Fund administration fees

Pursuant to the Advisory Agreement, the Portfolios reimburse the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Portfolios, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each Portfolio at the time the expense was incurred.

The fund administration fees incurred for the year ended August 31, 2008, were equivalent to an annual effective rate of 0.01% of each Portfolio’s average daily net assets.

Distribution and service plans

The Trust has a Distribution Agreement with the Distributor. The Portfolios have adopted Distribution Plans with respect to Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4 and Class 1, pursuant to Rule 12b-1 under the 1940 Act, to reimburse the Distributor for the services it provides as distributor of shares of the Portfolios. Accordingly, the Portfolios make daily payments to the Distributor at an annual rate up to 0.30%, 1.00%, 1.00%, 0.75%, 0.50%, 0.25%, 0.50%, 0.25% and 0.05% of the average daily net assets of Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4 and Class 1, respectively. A maximum of 0.25% of average daily net assets may be service fees, as defined by the Conduct Rules of the Financial Industry Regulatory Authority (formerly, National Association of Securities Dealers). Under the Conduct Rules, curtailment of a portion of the Portfolio’s 12b-1 payments could occur under certain circumstances.

The Portfolios have also adopted a Service Plan with respect to Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares (the “Service Plan”). Under the Service Plan, the Portfolios pay up to 0.25%, 0.25%, 0.25%, 0.15%, 0.10% and 0.05% of average daily net assets of Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares.

Sales charges

Class A shares are assessed up-front sales charges of up to 5% of the net asset value of such shares. The following summarizes the net up-front sales charges received by the Distributor during the year ended August 31, 2008:

	Lifecycle 2045	Lifecycle 2040	Lifecycle 2035	Lifecycle 2030	Lifecycle 2025	Lifecycle 2020	Lifecycle 2015	Lifecycle 2010	Lifecycle Retirement

Net sales charges	$18,555	$17,244	$22,278	$33,914	$66,083	$71,324	$49,329	$26,693	$186,434

Retained for printing prospectuses, advertising and sales literature	2,760	2,761	3,413	5,263	10,855	11,519	8,359	4,248	32,051

Sales commission to unrelated broker-dealers	15,408	14,483	18,567	28,607	53,231	59,704	40,970	22,399	152,801

Sales commission to affiliated sales personnel	387	—	298	44	1,997	101	—	46	1,582

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (“CDSC”) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to the Distributor and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Portfolios in connection with the sale of Class B and Class C shares. During the year ended August 31, 2008, CDSCs received by the Distributor amounted to $32, $718, $1,643, $139, $1,287, $1,256, $479 and $53 for Lifecycle 2045, Lifecycle 2040, Lifecycle 2035, Lifecycle 2030, Lifecycle 2025, Lifecycle 2020, Lifecycle 2015 and Lifecycle Retirement, respectively, for Class B shares. There were no CDSCs received by the Distributor for Lifecycle 2010 and Lifecycle Retirement for Class B shares. CDSCs received by the Distributor amounted to $148, $372, $1,195, $246, $167, $525, $530 and $1,526 for Lifecycle 2040, Lifecycle 2035, Lifecycle 2030, Lifecycle 2025, Lifecycle 2020, Lifecycle 2015, Lifecycle 2010 and Lifecycle Retirement, respectively, for Class C shares. There were no CDSCs received by the Distributor for Lifecycle 2045 for Class C shares.

Transfer agent fees

The Portfolios have a Transfer Agency Agreement with John Hancock Signature Services, Inc. (“Signature Services”), an indirect subsidiary of MFC. For Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares, the Portfolio pays a monthly transfer agent fee at an annual rate of 0.05% of each class’s average daily net assets, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Expenses not directly attributable to a particular class of shares are aggregated and allocated to each class on the basis of its relative net asset value. Lifecycle Portfolios pay a monthly fee which is based on an annual rate of $15.00 for each Class A shareholder account, $17.50 for each class B shareholder account, $16.50 for each Class C shareholder account and $15.00 for each Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shareholder account.

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Signature Services has contractually agreed to limit the transfer agent fees so that such fees do not exceed 0.20% annually of Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares average daily net assets. This agreement is effective until December 31, 2008.

In addition, Signature Services has voluntarily agreed to further limit transfer agent fees for Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares so that such fees do not exceed 0.05% annually of each class’s average daily net assets. This voluntary agreement was terminated on June 1, 2008. For period ended June 30, 2008, the transfer agent voluntary fee reductions amounted to the following and are reflected as a reductions of total expenses in the Statement of Operations:

	Transfer agent fee reduction by class

Portfolio	Class R	Class R1	Class R2	Class R3	Class R4	Class R5

Lifecycle 2045	$ 91	$ 98	$ 106	$ 95	$ 23	$ 51
Lifecycle 2040	108	92	91	130	31	65
Lifecycle 2035	83	108	113	90	25	63
Lifecycle 2030	132	106	84	121	22	50
Lifecycle 2025	97	102	104	91	31	68
Lifecycle 2020	117	107	97	134	25	71
Lifecycle 2015	94	114	104	101	34	73
Lifecycle 2010	55	70	56	136	30	44
Lifecycle Retirement	34	55	65	58	31	35

Signature Services reserves the right to terminate this limitation at any time.

In August 2007, the Fund began receiving earnings credits from its transfer agent as a result of uninvested cash balances. These credits are used to reduce a portion of the Fund’s transfer agent fees and out of pocket expenses. During the year ended August 31, 2008, the Fund’s transfer agent fees and out of pocket expenses were reduced by the following amount for transfer agent credits earned.

	Lifecycle 2045	Lifecycle 2040	Lifecycle 2035	Lifecycle 2030	Lifecycle 2025	Lifecycle 2020	Lifecycle 2015	Lifecycle 2010	Lifecycle Retirement

Transfer agent earning credit	$52	$53	$58	$76	$69	$92	$67	$41	$109

Class level expenses for the year ended August 31, 2008, were as follows:

Portfolio	Share class	Distribution and service fees	Transfer agent fees	Blue sky fees	Printing and postage fees

Lifecycle 2045	Class A	$4,784	$3,213	$13,727	$906
	Class B	2,254	460	13,587	194
	Class C	1,861	379	13,587	108
	Class R	1,092	182	16,116	147
	Class R1	696	192	16,116	103
	Class R2	465	232	16,116	155
	Class R3	838	203	16,116	92
	Class R4	297	87	16,116	86
	Class R5	—	130	16,116	95
	Class 1	28,888	—	—	—
	Total	$41,175	$5,078	$137,597	$1,886

Lifecycle 2040	Class A	$2,894	1,949	$13,727	$563
	Class B	2,262	463	13,727	187
	Class C	1,857	378	13,828	109
	Class R	952	195	16,116	131
	Class R1	934	201	16,116	147
	Class R2	881	291	16,116	346
	Class R3	1,745	387	16,116	185
	Class R4	363	111	16,116	111
	Class R5	—	204	16,116	148
	Class 1	33,751	—	—	—
	Total	$45,639	$4,179	$137,978	$1,927

Annual report | Lifecycle Portfolios	61

Portfolio	Share class	Distribution and service fees	Transfer agent fees	Blue sky fees	Printing and postage fees

Lifecycle 2035	Class A	$3,759	$2,529	$13,749	$687
	Class B	4,864	984	13,609	455
	Class C	3,047	619	13,749	172
	Class R	854	150	16,139	119
	Class R1	844	213	16,139	133
	Class R2	866	341	16,139	273
	Class R3	885	203	16,138	100
	Class R4	385	108	16,138	118
	Class R5	—	148	16,138	112
	Class 1	50,241	—	—	—
	Total	$65,745	$5,295	$137,938	$2,169

Lifecycle 2030	Class A	$6,494	$4,360	$13,727	$1,414
	Class B	3,910	798	13,588	322
	Class C	5,435	1,101	13,882	419
	Class R	1,342	236	16,116	192
	Class R1	1,063	259	16,116	165
	Class R2	803	318	16,116	235
	Class R3	2,330	381	16,116	314
	Class R4	282	85	16,116	82
	Class R5	—	224	16,116	158
	Class 1	66,271	—	—	—
	Total	$87,930	$7,762	$137,893	$3,301

Lifecycle 2025	Class A	$5,331	$3,583	$14,388	$984
	Class B	4,559	925	13,587	375
	Class C	4,310	874	13,727	233
	Class R	971	184	16,116	130
	Class R1	1,065	248	16,116	168
	Class R2	793	410	16,116	229
	Class R3	1,756	328	16,116	239
	Class R4	359	131	16,116	107
	Class R5	—	215	16,116	165
	Class 1	87,259	—	—	—
	Total	$106,403	$6,898	$138,398	$2,630

Lifecycle 2020	Class A	$9,011	$6,043	$14,240	$1,860
	Class B	10,449	2,112	13,699	952
	Class C	9,018	1,823	13,907	657
	Class R	1,345	238	16,189	195
	Class R1	911	234	16,189	138
	Class R2	1,289	510	16,189	442
	Class R3	2,543	499	16,189	341
	Class R4	303	105	16,189	90
	Class R5	—	288	16,189	63
	Class 1	85,432	—	—	—
	Total	$120,301	$11,852	$138,980	$4,738

Lifecycle 2015	Class A	$5,502	$3,703	$13,659	$1,150
	Class B	6,662	1,345	13,659	557
	Class C	4,347	875	13,658	258
	Class R	1,022	183	16,116	139
	Class R1	1,005	245	16,116	165
	Class R2	848	390	16,116	282
	Class R3	1,496	347	16,116	176
	Class R4	333	124	16,116	101
	Class R5	—	305	16,116	272
	Class 1	70,133	—	—	—
	Total	$91,348	$7,517	$137,672	$3,100

62	Lifecycle Portfolios | Annual report

Portfolio	Share class	Distribution and service fees	Transfer agent fees	Blue sky fees	Printing and postage fees

Lifecycle 2010	Class A	$4,611	$3,090	$13,758	$832
	Class B	2,045	413	13,658	168
	Class C	7,845	1,578	13,958	532
	Class R	793	121	16,116	112
	Class R1	573	147	16,116	79
	Class R2	1,363	530	16,116	346
	Class R3	2,580	510	16,116	346
	Class R4	342	129	16,116	101
	Class R5	—	188	16,258	98
	Class 1	38,738	—	—	—
	Total	$58,890	$6,706	$138,212	$2,614

Lifecycle Retirement	Class A	$24,114	$11,373	$14,107	$5,348
	Class B	4,483	905	13,648	362
	Class C	45,036	7,261	13,768	703
	Class R	851	97	16,128	118
	Class R1	529	117	16,128	74
	Class R2	367	151	16,127	123
	Class R3	813	150	16,127	101
	Class R4	265	89	16,127	82
	Class R5	—	95	16,127	77
	Class 1	77,232	—	—	—
	Total	$153,690	$20,238	$138,287	$6,988

5. Trustees’ fees

The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to each Portfolio based on its average daily net asset value.

6. Custody overdraft

Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the Custodian for any overdraft, including any costs or expenses associated with the overdraft. The Custodian has a lien and security interest in any Fund property to the extent of any overdraft.

Annual report | Lifecycle Portfolios	63

7. Portfolio share transactions

Share activities for the Portfolios for the periods ended August 31, 2008, and August 31, 2007, were as follows:

Lifecycle 2045 Portfolio

	Shares	Year ended 8-31-08 Amount	Shares	Period ended 8-31-07 Amount [1]

Class A shares

Sold	98,037	$1,018,036	124,259	$1,386,752
Distributions reinvested	2,858	30,538	235	2,410
Repurchased	(27,860)	(285,948)	(1,362)	(15,519)
Net increase	73,035	$762,626	123,132	$1,373,643

Class B shares

Sold	28,315	$293,920	13,076	$134,159
Distributions reinvested	316	3,363	223	2,290
Repurchased	(12,813)	(127,822)	—	—
Net increase	15,818	$169,461	13,299	$136,449

Class C shares

Sold	6,278	$66,271	13,755	$139,477
Distributions reinvested	292	3,103	224	2,290
Repurchased	(560)	(5,554)	(2)	(20)
Net increase	6,010	$63,820	13,977	$141,747

Class R shares

Sold	7,021	$71,102	10,833	$109,197
Distributions reinvested	232	2,465	222	2,282
Repurchased	(11)	(109)	(2)	(21)
Net increase (decrease)	7,242	$73,458	11,053	$111,458

Class R1 shares

Sold	8,488	$85,788	10,116	$101,285
Distributions reinvested	214	2,286	227	2,325
Repurchased	(65)	(633)	(2)	(20)
Net increase	8,637	$87,441	10,341	$103,590

Class R2 shares

Sold	43,295	$431,933	10,429	$104,746
Distributions reinvested	314	3,359	231	2,368
Repurchased	(11,469)	(114,671)	(2)	(22)
Net increase	32,140	$320,621	10,658	$107,092

Class R3 shares

Sold	21,803	$217,375	10,529	$105,905
Distributions reinvested	295	3,144	229	2,342
Repurchased	(3,120)	(31,851)	(2)	(22)
Net increase	18,978	$188,668	10,756	$108,225

Class R4 shares

Sold	5,216	$52,001	10,000	$100,000
Distributions reinvested	216	2,312	233	2,393
Repurchased	(872)	(8,736)	—	—
Net increase	4,560	$45,577	10,233	$102,393

Class R5 shares

Sold	6,695	$68,210	10,000	$100,000
Distributions reinvested	225	2,408	238	2,444
Repurchased	(391)	(3,782)	—	—
Net increase	6,529	$66,836	10,238	$102,444

Class 1 shares

Sold	7,983,512	$82,402,161	2,141,873	$23,604,482
Distributions reinvested	78,533	841,091	1,110	11,381
Repurchased	(11,424)	(126,806)	(29,626)	(325,498)
Net increase	8,050,621	$83,116,446	2,113,357	$23,290,365

Net increase	8,223,570	$84,894,954	2,327,044	$25,577,406

1         Period from 10-30-06 (commencement of operations) to 8-31-07.

64	Lifecycle Portfolios | Annual report

Lifecycle 2040 Portfolio

	Shares	Year ended 8-31-08 Amount	Shares	Period ended 8-31-07 Amount [1]

Class A shares

Sold	118,633	$1,239,743	53,068	$571,474
Distributions reinvested	1,861	19,890	218	2,240
Repurchased	(42,305)	(422,298)	—	—
Net increase	78,189	$837,335	53,286	$573,714

Class B shares

Sold	23,684	$251,706	14,639	$150,579
Distributions reinvested	439	4,680	206	2,121
Repurchased	(12,894)	(129,491)	(468)	(4,938)
Net increase	11,229	$126,895	14,377	$147,762

Class C shares

Sold	25,422	$260,996	11,420	$115,887
Distributions reinvested	323	3,444	206	2,121
Repurchased	(12,536)	(125,786)	(2)	(21)
Net increase	13,209	$138,654	11,624	$117,987

Class R shares

Sold	4,253	$43,142	10,337	$103,722
Distributions reinvested	222	2,371	206	2,112
Repurchased	(79)	(750)	(2)	(21)
Net increase (decrease)	4,396	$44,763	10,541	$105,813

Class R1 shares

Sold	20,931	$215,989	10,032	$100,352
Distributions reinvested	294	3,141	210	2,155
Repurchased	(10,475)	(99,534)	(2)	(21)
Net increase	10,750	$119,596	10,240	$102,486

Class R2 shares

Sold	62,292	$616,164	24,799	$261,681
Distributions reinvested	582	6,223	214	2,198
Repurchased	(13,108)	(131,647)	(5)	(53)
Net increase	49,766	$490,740	25,008	$263,826

Class R3 shares

Sold	128,579	$1,248,512	12,679	$130,104
Distributions reinvested	489	5,218	211	2,172
Repurchased	(18,094)	(178,830)	(2)	(22)
Net increase	110,974	$1,074,900	12,888	$132,254

Class R4 shares

Sold	11,713	$118,813	10,002	$100,020
Distributions reinvested	224	2,393	216	2,223
Repurchased	(4,073)	(42,234)	(2)	(22)
Net increase	7,864	$78,972	10,216	$102,221

Class R5 shares

Sold	85,659	$842,514	10,269	$102,858
Distributions reinvested	239	2,561	221	2,275
Repurchased	(30,558)	(297,549)	(2)	(22)
Net increase	55,340	$547,526	10,488	$105,111

Class 1 shares

Sold	9,191,245	$95,022,350	2,375,526	$26,086,277
Distributions reinvested	93,889	1,006,487	1,157	11,882
Repurchased	(20,936)	(234,174)	(15,090)	(158,719)
Net increase	9,264,198	$95,794,663	2,361,593	$25,939,440

Net increase	9,605,915	$99,254,044	2,520,261	$27,590,614

1         Period from 10-30-06 (commencement of operations) to 8-31-07.

Annual report | Lifecycle Portfolios	65

Lifecycle 2035 Portfolio

	Shares	Year ended 8-31-08 Amount	Shares	Period ended 8-31-07 Amount [1]

Class A shares

Sold	196,006	$2,041,324	61,634	$679,752
Distributions reinvested	1,672	17,849	156	1,608
Repurchased	(31,220)	(324,132)	(6,467)	(69,755)
Net increase	166,458	$1,735,041	55,323	$611,605

Class B shares

Sold	40,058	$425,469	35,972	$385,605
Distributions reinvested	874	9,356	144	1,488
Repurchased	(18,788)	(199,268)	(63)	(665)
Net increase	22,144	$235,557	36,053	$386,428

Class C shares

Sold	25,658	$279,939	22,044	$230,444
Distributions reinvested	536	5,740	144	1,488
Repurchased	(13,968)	(150,848)	(2)	(21)
Net increase	12,226	$134,831	22,186	$231,911

Class R shares

Sold	19,880	$201,125	10,258	$102,858
Distributions reinvested	229	2,452	143	1,480
Repurchased	(22,220)	(227,053)	(2)	(21)
Net increase (decrease)	(2,111)	$(23,476)	10,399	$104,317

Class R1 shares

Sold	18,677	$191,534	10,056	$100,617
Distributions reinvested	217	2,332	147	1,522
Repurchased	(10,610)	(101,427)	(2)	(21)
Net increase	8,284	$92,439	10,201	$102,118

Class R2 shares

Sold	142,396	$1,398,517	13,697	$141,109
Distributions reinvested	306	3,297	152	1,565
Repurchased	(12,781)	(129,019)	(2)	(22)
Net increase	129,921	$1,272,795	13,847	$142,652

Class R3 shares

Sold	29,045	$298,140	10,002	$100,021
Distributions reinvested	285	3,058	149	1,539
Repurchased	(10,473)	(100,269)	(2)	(22)
Net increase	18,857	$200,929	10,149	$101,538

Class R4 shares

Sold	18,345	$182,548	10,000	$100,000
Distributions reinvested	224	2,407	154	1,591
Repurchased	(5,947)	(56,797)	—	—
Net increase	12,622	$128,158	10,154	$101,591

Class R5 shares

Sold	15,402	$159,749	10,622	$106,656
Distributions reinvested	250	2,698	159	1,642
Repurchased	(10,996)	(110,754)	(2)	(22)
Net increase	4,656	$51,693	10,779	$108,276

Class 1 shares

Sold	13,037,246	$136,162,654	3,619,334	$39,775,763
Distributions reinvested	144,091	1,554,738	2,233	23,067
Repurchased	(104,135)	(1,123,302)	(32,200)	(353,406)
Net increase	13,077,202	$136,594,090	3,589,367	$39,445,424

Net increase	13,450,259	$140,422,057	3,768,458	$41,335,860

1         Period from 10-30-06 (commencement of operations) to 8-31-07.

66	Lifecycle Portfolios | Annual report

Lifecycle 2030 Portfolio

	Shares	Year ended 8-31-08 Amount	Shares	Period ended 8-31-07 Amount [1]

Class A shares

Sold	289,702	$3,012,936	104,649	$1,154,412
Distributions reinvested	2,865	30,623	209	2,144
Repurchased	(47,030)	(492,880)	(766)	(8,094)
Net increase	245,537	$2,550,679	104,092	$1,148,462

Class B shares

Sold	47,041	$478,082	27,333	$287,630
Distributions reinvested	396	4,233	197	2,024
Repurchased	(19,905)	(208,883)	(39)	(437)
Net increase	27,532	$273,432	27,491	$289,217

Class C shares

Sold	31,099	$324,051	50,632	$529,920
Distributions reinvested	578	6,169	197	2,024
Repurchased	(31,005)	(323,375)	—	—
Net increase	672	$6,845	50,829	$531,944

Class R shares

Sold	12,120	$122,761	11,832	$120,346
Distributions reinvested	221	2,357	196	2,016
Repurchased	(274)	(2,721)	(2)	(21)
Net increase (decrease)	12,067	$122,397	12,026	$122,341

Class R1 shares

Sold	34,528	$347,211	10,080	$100,887
Distributions reinvested	208	2,217	201	2,059
Repurchased	(11,401)	(112,864)	(2)	(21)
Net increase	23,335	$236,564	10,279	$102,925

Class R2 shares

Sold	144,745	$1,413,285	12,892	$131,544
Distributions reinvested	331	3,534	205	2,102
Repurchased	(18,261)	(179,343)	(2)	(22)
Net increase	126,815	$1,237,476	13,095	$133,624

Class R3 shares

Sold	78,378	$829,159	10,079	$100,857
Distributions reinvested	932	9,945	202	2,076
Repurchased	(18,674)	(198,780)	(2)	(22)
Net increase	60,636	$640,324	10,279	$102,911

Class R4 shares

Sold	2,214	$22,031	10,002	$100,020
Distributions reinvested	210	2,244	207	2,127
Repurchased	(629)	(6,325)	(2)	(22)
Net increase	1,795	$17,950	10,207	$102,125

Class R5 shares

Sold	149,048	$1,451,436	10,000	$100,000
Distributions reinvested	241	2,567	212	2,178
Repurchased	(54,791)	(530,702)	—	—
Net increase	94,498	$923,301	10,212	$102,178

Class 1 shares

Sold	18,232,119	$187,652,703	4,625,239	$50,428,286
Distributions reinvested	187,107	1,996,434	3,380	34,640
Repurchased	(49,768)	(528,520)	(46,270)	(488,058)
Net increase	18,369,458	$189,120,617	4,582,349	$49,974,868

Net increase	18,962,345	$195,129,585	4,830,859	$52,610,595

1         Period from 10-30-06 (commencement of operations) to 8-31-07.

Annual report | Lifecycle Portfolios	67

Lifecycle 2025 Portfolio

	Shares	Year ended 8-31-08 Amount	Shares	Period ended 8-31-07 Amount [1]

Class A shares

Sold	361,450	$3,703,251	60,756	$647,664
Distributions reinvested	1,640	17,449	191	1,958
Repurchased	(47,605)	(488,900)	—	—
Net increase	315,485	$3,231,800	60,947	$649,622

Class B shares

Sold	60,998	$632,404	23,983	$250,457
Distributions reinvested	322	3,416	179	1,838
Repurchased	(15,122)	(157,598)	(370)	(3,914)
Net increase	46,198	$478,222	23,792	$248,381

Class C shares

Sold	63,029	$658,808	21,270	$220,502
Distributions reinvested	344	3,655	179	1,838
Repurchased	(12,783)	(133,371)	(2)	(21)
Net increase	50,590	$529,092	21,447	$222,319

Class R shares

Sold	4,088	$41,973	10,312	$103,398
Distributions reinvested	185	1,963	178	1,830
Repurchased	(7)	(66)	—	—
Net increase (decrease)	4,266	$43,870	10,490	$105,228

Class R1 shares

Sold	32,763	$329,022	10,040	$100,442
Distributions reinvested	232	2,456	183	1,873
Repurchased	(13,265)	(126,697)	(2)	(21)
Net increase	19,730	$204,781	10,221	$102,294

Class R2 shares

Sold	178,139	$1,738,279	10,622	$106,772
Distributions reinvested	391	4,146	187	1,915
Repurchased	(10,732)	(113,356)	(2)	(22)
Net increase	167,798	$1,629,069	10,807	$108,665

Class R3 shares

Sold	54,594	$577,342	16,965	$178,186
Distributions reinvested	855	9,067	184	1,890
Repurchased	(24,749)	(248,136)	(2)	(22)
Net increase	30,700	$338,273	17,147	$180,054

Class R4 shares

Sold	11,846	$119,032	10,002	$100,021
Distributions reinvested	220	2,339	189	1,941
Repurchased	(594)	(6,004)	(2)	(22)
Net increase	11,472	$115,367	10,189	$101,940

Class R5 shares

Sold	30,069	$309,143	10,190	$102,021
Distributions reinvested	254	2,694	194	1,993
Repurchased	(10,901)	(108,814)	(2)	(22)
Net increase	19,422	$203,023	10,382	$103,992

Class 1 shares

Sold	22,895,610	$235,338,535	6,225,701	$67,419,547
Distributions reinvested	269,249	2,856,733	4,892	50,143
Repurchased	(45,102)	(470,040)	(57,570)	(609,992)
Net increase	23,119,757	$237,725,228	6,173,023	$66,859,698

Net increase	23,785,418	$244,498,725	6,348,445	$68,682,193

1        Period from 10-30-06 (commencement of operations) to 8-31-07.

68	Lifecycle Portfolios | Annual report

Lifecycle 2020 Portfolio

	Shares	Year ended 8-31-08 Amount	Shares	Period ended 8-31-07 Amount [1]

Class A shares

Sold	346,873	$3,614,886	142,559	$1,542,872
Distributions reinvested	4,411	46,760	173	1,775
Repurchased	(45,096)	(464,080)	(4,755)	(51,607)
Net increase	306,188	$3,197,566	137,977	$1,493,040

Class B shares

Sold	101,666	$1,062,506	57,441	$611,012
Distributions reinvested	1,050	11,135	161	1,655
Repurchased	(26,115)	(267,174)	(1,092)	(11,726)
Net increase	76,601	$806,467	56,510	$600,941

Class C shares

Sold	79,442	$833,142	56,913	$602,495
Distributions reinvested	837	8,877	161	1,655
Repurchased	(19,431)	(201,977)	(2)	(21)
Net increase	60,848	$640,042	57,072	$604,129

Class R shares

Sold	20,925	$221,867	10,928	$110,016
Distributions reinvested	383	4,053	161	1,647
Repurchased	(10,349)	(103,704)	(2)	(21)
Net increase (decrease)	10,959	$122,216	11,087	$111,642

Class R1 shares

Sold	30,910	$311,811	10,000	$100,000
Distributions reinvested	205	2,165	165	1,690
Repurchased	(15,236)	(146,814)	—	—
Net increase	15,879	$167,162	10,165	$101,690

Class R2 shares

Sold	156,560	$1,552,843	19,640	$202,008
Distributions reinvested	418	4,418	169	1,732
Repurchased	(18,955)	(192,751)	(3)	(37)
Net increase	138,023	$1,364,510	19,806	$203,703

Class R3 shares

Sold	102,114	$1,086,512	11,529	$116,807
Distributions reinvested	1,002	10,614	167	1,707
Repurchased	(28,981)	(303,910)	(2)	(22)
Net increase	74,135	$793,216	11,694	$118,492

Class R4 shares

Sold	4,387	$44,331	10,002	$100,021
Distributions reinvested	230	2,435	172	1,758
Repurchased	(439)	(4,410)	(2)	(22)
Net increase	4,178	$42,356	10,172	$101,757

Class R5 shares

Sold	64,772	$632,997	24,951	$257,900
Distributions reinvested	378	4,002	177	1,809
Repurchased	(11,818)	(123,740)	—	—
Net increase	53,332	$513,259	25,128	$259,709

Class 1 shares

Sold	22,479,297	$232,024,606	6,122,505	$66,015,343
Distributions reinvested	268,281	2,841,099	4,746	48,643
Repurchased	(164,608)	(1,816,093)	(131,757)	(1,382,850)
Net increase	22,582,970	$233,049,612	5,995,494	$64,681,136

Net increase	23,323,113	$240,696,406	6,335,105	$68,276,239

[1]	Period from 10-30-06 (commencement of operations) to 8-31-07.

Annual report | Lifecycle Portfolios	69

Lifecycle 2015 Portfolio

	Shares	Year ended 8-31-08 Amount	Shares	Period ended 8-31-07 Amount [1]

Class A shares

Sold	256,050	$2,615,937	78,279	$826,395
Distributions reinvested	2,745	28,683	176	1,794
Repurchased	(49,748)	(505,001)	(11)	(114)
Net increase	209,047	$2,139,619	78,444	$828,075

Class B shares

Sold	69,878	$711,535	43,663	$461,767
Distributions reinvested	783	8,177	164	1,674
Repurchased	(19,999)	(206,216)	(589)	(6,260)
Net increase	50,662	$513,496	43,238	$457,181

Class C shares

Sold	72,676	$739,069	24,475	$255,866
Distributions reinvested	452	4,728	164	1,674
Repurchased	(18,472)	(192,134)	(2)	(22)
Net increase	54,656	$551,663	24,637	$257,518

Class R shares

Sold	7,380	$75,071	10,245	$102,635
Distributions reinvested	222	2,314	163	1,666
Repurchased	(383)	(3,724)	—	—
Net increase (decrease)	7,219	$73,661	10,408	$104,301

Class R1 shares

Sold	21,618	$223,188	10,006	$100,060
Distributions reinvested	391	4,081	167	1,708
Repurchased	(10,670)	(102,139)	—	—
Net increase	11,339	$125,130	10,173	$101,768

Class R2 shares

Sold	121,562	$1,195,474	15,897	$162,466
Distributions reinvested	510	5,315	171	1,751
Repurchased	(12,505)	(124,199)	(909)	(9,417)
Net increase	109,567	$1,076,590	15,159	$154,800

Class R3 shares

Sold	71,912	$731,743	10,000	$100,000
Distributions reinvested	321	3,353	169	1,725
Repurchased	(10,414)	(99,769)	—	—
Net increase	61,819	$635,327	10,169	$101,725

Class R4 shares

Sold	8,080	$80,771	10,000	$100,000
Distributions reinvested	261	2,726	174	1,777
Repurchased	(706)	(7,076)	—	—
Net increase	7,635	$76,421	10,174	$101,777

Class R5 shares

Sold	61,469	$625,889	10,000	$100,000
Distributions reinvested	288	3,004	179	1,828
Repurchased	(23,994)	(240,340)	—	—
Net increase	37,763	$388,553	10,179	$101,828

Class 1 shares

Sold	17,158,243	$176,378,050	5,361,809	$57,250,879
Distributions reinvested	254,558	2,660,134	2,570	26,262
Repurchased	(251,331)	(2,535,009)	(146,622)	(1,540,356)
Net increase	17,161,470	$176,503,175	5,217,757	$55,736,785

Net increase	17,711,177	$182,083,635	5,430,338	$57,945,758

[1]	Period from 10-30-06 (commencement of operations) to 8-31-07.

70	Lifecycle Portfolios | Annual report

Lifecycle 2010 Portfolio

	Shares	Year ended 8-31-08 Amount	Shares	Period ended 8-31-07 Amount [1]

Class A shares

Sold	206,150	$2,112,391	92,090	$965,714
Distributions reinvested	2,495	25,819	151	1,540
Repurchased	(60,209)	(603,338)	(29,153)	(309,869)
Net increase	148,436	$1,534,872	63,088	$657,385

Class B shares

Sold	23,018	$235,563	12,327	$124,735
Distributions reinvested	280	2,904	139	1,421
Repurchased	(12,596)	(126,151)	(2)	(21)
Net increase	10,702	$112,316	12,464	$126,135

Class C shares

Sold	100,254	$1,040,588	39,409	$405,423
Distributions reinvested	1,147	11,884	139	1,421
Repurchased	(38,965)	(403,306)	(2)	(22)
Net increase	62,436	$649,166	39,546	$406,822

Class R shares

Sold	174	$1,776	10,000	$100,000
Distributions reinvested	211	2,182	139	1,413
Repurchased	—	—	—	—
Net increase (decrease)	385	$3,958	10,139	$101,413

Class R1 shares

Sold	2,725	$27,217	10,000	$100,000
Distributions reinvested	238	2,456	143	1,455
Repurchased	(25)	(258)	—	—
Net increase	2,938	$29,415	10,143	$101,455

Class R2 shares

Sold	311,738	$3,064,593	10,000	$100,000
Distributions reinvested	264	2,730	147	1,498
Repurchased	(87,280)	(881,776)	—	—
Net increase	224,722	$2,185,547	10,147	$101,498

Class R3 shares

Sold	97,370	$1,016,704	10,027	$100,273
Distributions reinvested	1,055	10,914	144	1,473
Repurchased	(26,359)	(266,281)	—	—
Net increase	72,066	$761,337	10,171	$101,746

Class R4 shares

Sold	16,708	$166,308	10,000	$100,000
Distributions reinvested	264	2,730	149	1,523
Repurchased	(5,964)	(57,706)	—	—
Net increase	11,008	$111,332	10,149	$101,523

Class R5 shares

Sold	57,081	$557,654	10,000	$100,000
Distributions reinvested	290	3,005	154	1,574
Repurchased	(16,191)	(158,353)	—	—
Net increase	41,180	$402,306	10,154	$101,574

Class 1 shares

Sold	10,300,472	$105,648,006	2,520,127	$26,611,731
Distributions reinvested	147,202	1,523,542	965	9,843
Repurchased	(368,067)	(3,737,100)	(115,877)	(1,235,555)
Net increase	10,079,607	$103,434,448	2,405,215	$25,386,019

Net increase	10,653,480	$109,224,697	2,581,216	$27,185,570

[1]	Period from 10-30-06 (commencement of operations) to 8-31-07.

Annual report | Lifecycle Portfolios	71

Lifecycle Retirement Portfolio

	Shares	Year ended 8-31-08 Amount	Shares	Period ended 8-31-07 Amount [1]

Class A shares

Sold	823,146	$8,271,824	426,231	$4,425,214
Distributions reinvested	26,078	261,289	1,672	17,355
Repurchased	(141,454)	(1,376,430)	(14,393)	(150,201)
Net increase	707,770	$7,156,683	413,510	$4,292,368

Class B shares

Sold	27,292	$280,517	38,650	$399,558
Distributions reinvested	1,270	12,810	313	3,206
Repurchased	(20,551)	(201,914)	(1,449)	(15,078)
Net increase	8,011	$91,413	37,514	$387,686

Class C shares

Sold	665,373	$6,704,880	133,397	$1,381,684
Distributions reinvested	11,420	114,105	456	4,700
Repurchased	(135,683)	(1,322,073)	(2,165)	(22,143)
Net increase	541,110	$5,496,912	131,688	$1,364,241

Class R shares

Sold	4,734	$45,493	10,002	$100,020
Distributions reinvested	394	3,963	238	2,426
Repurchased	(4,741)	(45,064)	(2)	(20)
Net increase (decrease)	387	$4,392	10,238	$102,426

Class R1 shares

Sold	115	$1,135	10,002	$100,020
Distributions reinvested	404	4,064	255	2,601
Repurchased	—	—	(2)	(20)
Net increase	519	$5,199	10,255	$102,601

Class R2 shares

Sold	10,844	$108,356	10,360	$103,687
Distributions reinvested	531	5,321	272	2,777
Repurchased	(5,468)	(52,471)	(1)	(14)
Net increase	5,907	$61,206	10,631	$106,450

Class R3 shares

Sold	9,187	$95,388	10,007	$100,073
Distributions reinvested	674	6,767	259	2,645
Repurchased	(684)	(6,788)	(2)	(21)
Net increase	9,177	$95,367	10,264	$102,697

Class R4 shares

Sold	97	$946	10,002	$100,020
Distributions reinvested	440	4,426	278	2,843
Repurchased	—	—	(2)	(21)
Net increase	537	$5,372	10,278	$102,842

Class R5 shares

Sold	980	$9,618	10,002	$100,020
Distributions reinvested	474	4,769	298	3,040
Repurchased	(1)	(8)	(2)	(21)
Net increase	1,453	$14,379	10,298	$103,039

Class 1 shares

Sold	22,765,338	$228,178,574	7,847,983	$80,813,062
Distributions reinvested	565,986	5,643,203	54,521	563,991
Repurchased	(7,198,772)	(71,496,368)	(1,541,863)	(15,951,117)
Net increase	16,132,552	$162,325,409	6,360,641	$65,425,936

Net increase	17,407,423	$175,256,332	7,005,317	$72,090,286

[1]	Period from 10-30-06 (commencement of operations) to 8-31-07.

72	Lifecycle Portfolios | Annual report

8. Purchases and sales of securities

The following summarizes the Portfolios’ purchases and sales of the affiliated and unaffiliated underlying funds for the year ended August 31, 2008:

	Purchases		Sales and Maturities
Portfolio	U.S. Government	Other Issuers	U.S. Government	Other Issuers

Lifecycle 2045	—	$96,134,388	—	$9,945,437
Lifecycle 2040	—	112,315,925	—	11,529,931
Lifecycle 2035	—	157,485,206	—	14,863,856
Lifecycle 2030	—	211,886,773	—	14,060,967
Lifecycle 2025	—	264,877,062	—	16,957,704
Lifecycle 2020	—	262,473,426	—	18,124,090
Lifecycle 2015	—	200,156,586	—	14,860,078
Lifecycle 2010	—	122,325,229	—	11,165,401
Lifecycle Retirement	—	258,604,955	—	89,047,328

9. Investment in affiliated underlying funds

The Portfolios invest primarily in affiliated underlying funds that are managed by affiliates of the Adviser. The Portfolios do not invest in affiliated underlying funds for the purpose of exercising management or control; however, the Portfolios’ investments may represent a significant portion of each underlying funds’ net assets. As of August 31, 2008, the following Portfolios held 5% or more of the underlying funds’ net assets:

Portfolio	Affiliate—Class NAV	Percent of Underlying Funds’ Net Assets

Lifecycle 2045	Value	7.99%

Lifecycle 2040	Emerging Small Company	5.43%
	Value	9.18%

Lifecycle 2035	Emerging Small Company	7.76%
	Value	13.06%

Lifecycle 2030	Emerging Small Company	10.64%
	Index 500	5.19%
	International Equity Index	5.09%
	Value	17.94%

Lifecycle 2025	Emerging Small Company	11.54%
	Index 500	6.88%
	International Equity Index	6.45%
	Total Bond Market	9.89%
	Value	11.37%

Lifecycle 2020	Emerging Small Company	7.64%
	Index 500	7.08%
	International Equity Index	5.82%
	Total Bond Market	9.66%
	Value	11.21%

Lifecycle 2015	Index 500	5.20%
	Total Bond Market	18.83%
	Value	8.76%

Lifecycle 2010	Total Bond Market	21.59%

Lifecycle Retirement	Total Bond Market	15.90%

Annual report | Lifecycle Portfolios	73

Auditors report

Report of Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

To the Board of Trustees and Shareholders of John Hancock Funds II,

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds (identified in Note 1) which are part of John Hancock Funds II (the “Trust”) at August 31, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 30, 2008

74	Lifecycle Portfolios | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Portfolios, if any, paid during its taxable year ended August 31, 2008.

Long Term Capital Gains The Portfolios below have designated the following amounts as capital gain dividends paid during the year.

Portfolio	Capital Gain

Lifecycle 2045	$64,011
Lifecycle 2040	72,022
Lifecycle 2035	45,027
Lifecycle 2030	—
Lifecycle 2025	—
Lifecycle 2020	—
Lifecycle 2015	—
Lifecycle 2010	—
Lifecycle Retirement	108,827

Dividend Received Deduction Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the Portfolio’s fiscal 2008 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Portfolio	Dividend Received Deduction

Lifecycle 2045	32.25%
Lifecycle 2040	31.87
Lifecycle 2035	31.05
Lifecycle 2030	27.64
Lifecycle 2025	22.34
Lifecycle 2020	18.05
Lifecycle 2015	13.51
Lifecycle 2010	13.90
Lifecycle Retirement	9.26

Qualified Dividend Income The Portfolio hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2008.

Shareholders will be mailed a 2008 U.S. Treasury Department Form 1099-DIV in January 2009. This will reflect the total of all distributions that are taxable for the calendar year 2008.

Annual report | Lifecycle Portfolios	75

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees of the Advisory Agreement (the “Advisory Agreement”) and each of the Subadvisory Agreements and the Sub-Subadvisory Agreements (collectively, the “Subadvisory Agreements”) for each of the portfolios (the “Funds”) of John Hancock Funds II (the “Trust”) discussed in this annual report.

EVALUATION BY THE BOARD OF TRUSTEES

The Board, including the Independent Trustees, is responsible for selecting the Trust’s adviser, John Hancock Investment Management Services, LLC (the “Adviser” or “JHIMS”), approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust and approving the Trust’s advisory and subadvisory (and any sub-subadvisory) agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1.	the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Funds;

2.	the investment performance of the Funds and their subadvisers;

3.	the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

4.

the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5.	comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arm’s-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

APPROVAL OF ADVISORY AGREEMENT

At its meeting on May 30, 2008, the Board, including all the Independent Trustees, approved the Advisory Agreement.

In approving the renewal of the Advisory Agreement, and with reference to the factors that it regularly considers, the Board:

(1)

(a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’s oversight and monitoring of the subadvisers’ investment performance and compliance programs, including its timeliness in responding to performance issues and the qualifications of JHIMS’s personnel,

(b) considered JHIMS’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments, and

(c) considered JHIMS’s administrative capabilities, including its ability to supervise the other service providers for the Funds and concluded that JHIMS may reasonably be expected to continue to perform its services under the Advisory Agreement with respect to the Funds;

(2)

reviewed the investment performance of each of the Funds; the comparative performance of their respective benchmarks, comparable funds as included in a report prepared by an independent third party (i.e., funds having approximately the same investment objective), if any; and JHIMS’s analysis of such performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds; and concluded that each of the Funds has generally performed well or within a range that the Board deemed competitive except as discussed in Appendix A and in such cases, that appropriate action is being taken to address performance, if necessary, or that such performance is reasonable in light of all factors considered, and that JHIMS may reasonably be expected to continue ably to monitor the performance of the Funds and each of their subadvisers;

(3)	(a) reviewed the advisory and other fee waivers and expense reimbursements with respect to certain of the Funds,

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded (i) that to

76	Lifecycle Portfolios | Annual report

the extent that Funds have subadvisory fees with breakpoints, those breakpoints are reflected as breakpoints in the advisory fees for Funds, (ii) that all Funds with a subadviser that is not affiliated with the Adviser have subadvisory fees which are the product of arm’s-length negotiations between the Adviser and the subadviser and which in many, but not all, cases contain breakpoints, and (iii) that, although economies of scale cannot be measured with precision, these arrangements permit shareholders of Funds with advisory fee breakpoints to benefit from economies of scale if those Funds grow;

(4)	(a) reviewed the financial statements of JHIMS and considered (i) an analysis presented by JHIMS regarding the net profitability to JHIMS of each Fund,

(b) reviewed and considered an analysis presented by JHIMS regarding the profitability of the JHIMS’s relationship with each Fund and whether JHIMS has the financial ability to continue to provide a high level of services to the Fund,

(c) considered that in the case of Class 1 shares the John Hancock insurance companies that are affiliates of JHIMS, as shareholders of Class 1 shares of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain Funds of the Trust and noted that these tax benefits, which are not available to contract owners under applicable income tax law, are reflected in the profitability analysis reviewed by the Board.

(d) considered that JHIMS derives reputational and other indirect benefits from providing advisory services to the Funds, and

(e) noted that JHIMS pays the subadvisory fees out of the advisory fees JHIMS receives from the Funds and concluded that the advisory fees paid by the Trust with respect to the Funds are not unreasonable in light of such information;

(f) considered that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Adviser. Based upon its review, the Board concluded that the Advisor and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.

(5)

reviewed comparative information with respect to the advisory fee rates and concluded that the Trust’s advisory fees are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory fee structure. The Board also noted that JHIMS is currently waiving fees and/ or reimbursing expenses with respect to certain of the Funds and that the Adviser pays the subadvisory fees of the Funds. The Board also took into account the level and quality of services provided by JHIMS with respect to the Funds, as well as the other factors considered.

In addition, in the case of each Lifecycle Fund (each a “Fund of Funds”), the Trustees reviewed the advisory fee to be paid to the Adviser for each Fund of Funds and concluded that the advisory fee to be paid to the Adviser with respect to each Fund of Funds is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios of the Fund of Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund of Funds and those of its underlying portfolios.

Additional information that the Board considered in approving the Advisory Agreement is set forth in Appendix A.

APPROVAL OF SUBADVISORY AGREEMENTS

At its meeting on May 30, 2008, the Board, including all the Independent Trustees, renewed and approved the Subadvisory Agreements.

In making its determination with respect to the factors that it considers, the Board reviewed:

(1)	information relating to each subadviser’s business, which may include information such as: business performance, assets under management and personnel;

(2)	the historical and current performance of the Fund and comparative performance information relating to the Fund’s benchmark and comparable funds;

(3)	the subadvisory fee for each Fund and comparative fee information provided by an independent third party; and

(4)	information relating to the nature and scope of Material Relationships and their significance to the Trust’s adviser and unaffiliated subadvisers.

The Board noted that in the case of each sub-subadvisory agreement, that the sub-subadvisory fee would be paid by the subadviser out of the subadvisory fee and would not be an expense of the Fund.

The Board’s decision to approve each Subadvisory Agreement was based on a number of determinations, including the following:

(1)	The subadviser has extensive experience and demonstrated skills as a manager;

(2)

Although not without variation, the current and historical performance of each Fund managed by a subadviser has generally been in line with or outperformed the current and historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that appropriate action was being taken to address such

Annual report | Lifecycle Portfolios	77

Funds’ performance, if necessary, or that performance was reasonable in light of all factors considered);

(3)

The subadvisory fees are generally competitive within the range of industry norms and, with respect to each subadviser that is not affiliated with the Adviser, are a product of arm’s-length negotiation between the Adviser and the subadviser;

(4)

With respect to those Funds that have subadvisory fees that contain breakpoints, such breakpoints are reflected as breakpoints in the advisory fees for the Funds in order to permit shareholders to benefit from economies of scale if those Funds grow; and

(5)

The Material Relationships consist of arrangements in which unaffiliated subadvisers or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s adviser or its affiliates, which may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans, and which in no case contained elements which would cause the Board to conclude that approval of the subadvisory agreement with the subadviser would be inappropriate.

In addition, in the case of each Fund of Funds, the Trustees reviewed the subadvisory fee to be paid to the subadviser for each Fund of Funds and concluded that the subadvisory fee to be paid to the subadviser with respect to each Fund of Funds is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreements for the underlying portfolios of the Fund of Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund of Funds and those of its underlying portfolios.

Additional information that the Board considered for a particular Fund is set forth in Appendix A.

78	Lifecycle Portfolios | Annual report

John Hancock Funds II
Appendix A

Fund (Subadviser)	Performance of Fund as of March 31, 2008	Fees and Expenses	Other Comments

Lifecycle 2010 (MFC Global Investment Management (U.S.A.) Limited)	The Fund underperformed the benchmark index over the one-year period. The Fund underperformed the Morningstar Category Average over the one-year period.

No subadvisory fee comparative information recorded due to limited size of peer group.

Advisory fees for this Fund are lower than the peer group median.

Total expenses for this Fund are modestly higher than the peer group median.

The Board took into account management’s discussion of the Fund’s expenses. The Board also noted that the Fund is subject to a voluntary fee waiver which reduces certain expenses of the Fund. The Board took into account management’s discussion of the Fund’s performance.

Lifecycle 2015 (MFC Global Investment Management (U.S.A.) Limited)	The Fund underperformed the benchmark index over the one- year period. The Fund outperformed the Morningstar Category Average over the one-year period.

No subadvisory fee comparative information recorded due to limited size of peer group.

Advisory fees for this Fund are lower than the peer group median.

Total expenses for this Fund are modestly higher than the peer group median.

The Board noted that the Fund is subject to a voluntary fee waiver which reduces certain expenses of the Fund. The Board took into account management’s discussion of the Fund’s expenses.

Lifecycle 2020 (MFC Global Investment Management (U.S.A.) Limited)	The Fund outperformed the benchmark index over the one-year period. The Fund outperformed the Morningstar Category Average over the one-year period.

No subadvisory fee comparative information recorded due to limited size of peer group.

Advisory fees for this Fund are lower than the peer group median.

Total expenses for this Fund are slightly higher than the peer group median.

The Board noted that the Fund is subject to a voluntary fee waiver which reduces certain expenses of the Fund. The Board took into account management’s discussion of the Fund’s expenses.

Annual report | Lifecycle Portfolios	79

Appendix A (continued)

Fund (Subadviser)	Performance of Fund as of March 31, 2008	Fees and Expenses	Other Comments

Lifecycle 2025 (MFC Global Investment Management (U.S.A.) Limited)	The Fund outperformed the benchmark index over the one-year period. The Fund underperformed the Morningstar Category Average over the one-year period.

No subadvisory fee comparative information recorded due to limited size of peer group.

Advisory fees for this Fund are higher than the peer group median.

Total expenses for this Fund are slightly higher than the peer group median.

The Board noted management’s discussion of the Fund’s expenses, including the advisory/ subadvisory fee structure. The Board also noted that the Fund is subject to a voluntary fee waiver which reduces certain expenses of the Fund.

The Board noted management’s discussion of the Fund’s performance, including the peer group in which the Fund was placed.

Lifecycle 2030 (MFC Global Investment Management (U.S.A.) Limited)	The Fund outperformed the benchmark index over the one- year period. The Fund outperformed the Morningstar Category Average over the one-year period.

No subadvisory fee comparative information recorded due to limited size of peer group.

Advisory fees for this Fund are lower than the peer group median.

Total expenses for this Fund are slightly higher than the peer group median.

The Board noted management’s discussion of the Fund’s expenses. The Board also noted that the Fund is subject to a voluntary fee waiver which reduces certain expenses of the Fund.

Lifecycle 2035 (MFC Global Investment Management (U.S.A.) Limited)	The Fund outperformed the benchmark index over the one- year period. The Fund outperformed the Morningstar Category Average over the one-year period.

No subadvisory fee comparative information recorded due to limited size of peer group.

Advisory fees for this Fund are lower than the peer group median.

Total expenses for this Fund are slightly higher than the peer group median.

The Board noted management’s discussion of the Fund’s expenses. The Board also noted that the Fund is subject to a voluntary fee waiver which reduces certain expenses of the Fund.

80	Lifecycle Portfolios | Annual report

Appendix A (continued)

Fund (Subadviser)	Performance of Fund as of March 31, 2008	Fees and Expenses	Other Comments

Lifecycle 2040 (MFC Global Investment Management (U.S.A.) Limited)	The Fund outperformed the benchmark index over the one-year period. The Fund outperformed the Morningstar Category Average over the one-year period.

No subadvisory fee comparative information recorded due to limited size of peer group.

Advisory fees for this Fund are lower than the peer group median.

Total expenses for this Fund are modestly higher than the peer group median.

The Board noted management’s discussion of the Fund’s expenses. The Board also noted that the Fund is subject to a voluntary fee waiver which reduces certain expenses of the Fund.

Lifecycle 2045 (MFC Global Investment Management (U.S.A.) Limited)	The Fund outperformed the benchmark index over the one- year period. The Fund outperformed the Morningstar Category Average over the one-year period.

No subadvisory fee comparative information recorded due to limited size of peer group.

Advisory fees for this Fund are higher than the peer group median.

Total expenses for this Fund are higher than the peer group median.

The Board noted management’s discussion of the Fund’s expenses, including the advisory/subadvisory fee structure. The Board also noted that the Fund is subject to a voluntary fee waiver which reduces certain expenses of the Fund.

Lifecycle Retirement (MFC Global Investment Management (U.S.A.) Limited)	The Fund underperformed the benchmark index over the one- year period. The Fund outperformed the Morningstar Category Average over the one-year period.

No subadvisory fee comparative information recorded due to limited size of peer group.

Advisory fees for this Fund are higher than the peer group median.

Total expenses for this Fund are higher than the peer group median.

The Board noted management’s discussion of the Fund’s expenses, including the advisory/subadvisory fee structure. The Board also noted that the Fund is subject to a voluntary fee waiver which reduces certain expenses of the Fund.

Annual report | Lifecycle Portfolios	81

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, age Position(s) held with Portfolio Principal occupation(s) and other directorships during past 5 years	Trustee of Portfolio since[1]	Number of John Hancock funds overseen by Trustee

Charles L. Bardelis,[2] Born: 1941	2005	212

Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Trust (since 1988) and former Trustee of John Hancock Funds III (2005-2006).

Peter S. Burgess,[2] Born: 1942	2005	212

Consultant (financial, accounting and auditing matters (since 1999); Certified Public Accountant. Director of the following publicly traded companies: PMA Capital Corporation (since 2004) and Lincoln Educational Services Corporation (since 2004). Trustee of John Hancock Trust (since 2005), and former Trustee of John Hancock Funds III (2005-2006).

Elizabeth G. Cook, [3] Born: 1937	2005	212

Expressive Arts Therapist, Massachusetts General Hospital (September 2001 to June 2007); Expressive Arts Therapist, Dana Farber Cancer Institute (September 2000 to January 2004); Trustee of John Hancock Trust (since 2005) and former Trustee of John Hancock Funds III (2005-2006).

Theron S. Hoffman,[6] Born: 1937	2008	212

Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief Executive Officer, T. Hoffman Associates, LLC (2003–Present); Director, The Todd Organization (2003–Present); President, Westport Resources Management (2006–2008); Partner / Operating Head & Senior Managing Director, Putnam Investments (2000–2003).

Hassell H. McClellan,[3] Born: 1945	2005	212

Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston College. Trustee of John Hancock Trust (since 2005), former Trustee of John Hancock Funds III (2005–2006) and Trustee of Phoenix Edge Series Fund (since 2008).

James. M. Oates,[2] Born: 1946	2005	212

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2006). Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (1995–2007); Investors Bank and Trust (since 1995) and Connecticut River Bancorp, Director (since 1998). Trustee of John Hancock Funds II (since 2005); and Former Trustee of John Hancock Funds III (2005–2006); Director, Phoenix Mutual Funds (since 1998).

82	Lifecycle Portfolios | Annual report

Independent Trustees — continued

Name, age Position(s) held with Portfolio Principal occupation(s) and other directorships during past 5 years	Trustee of Portfolio since[1]	Number of John Hancock funds overseen by Trustee

Steven M. Roberts,[6] Born: 1944	2008	212

Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Deputy Director, Board of Governors of the Federal Reserve System (2005–2008); Principal, KPMG (1987–2004).

Trustee Emeritus

John D. Richardson,[4,5] “Trustee Emeritus” Born: 1938	2006	212

Former Trustee of JHT (Retired, December 14, 2006). Former Senior Executive Vice President, Office of the President, MFC, February 2000 to March 2002 (Retired, March, 2002); Executive Vice President and General Manager, U.S. Operations, Manulife Financial, January 1995 to January 2000.

[1]

Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

[2]	Member of Audit Committee.

[3]	Member of Compliance Committee.

[4]	Prior to 1997, Mr. Richardson was a Trustee of Manulife Series Fund, Inc., which merged into JHT on December 31, 1996.

[5]	Mr. Richardson retired as Trustee of JHT effective December 14, 2006. On such date, Mr. Richardson became a non-voting Trustee Emeritus.

[6]	Mr. Hoffman and Mr. Roberts were appointed by the Board as Trustees on September 26, 2008.

Non-Independent Trustees1,2

Name, age Position(s) held with Portfolio Principal occupation(s) and other directorships during past 5 years	Trustee of Portfolio since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle,[3] Born: 1959	2005	267

Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (the Adviser), John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.) (until 2004).

Grace K. Fey,[4,5] Born: 1946	2008	212

Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief Executive Officer, Grace Fey Advisors (2007 – Present); Director & Executive Vice President, Frontier Capital Management Company (1988 – 2007).

[1]

Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.

[2]	Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

[3]	Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his prior position with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the Adviser.

[4]	Ms. Fey was appointed by the Board as Trustee on September 26, 2008.

[5]

Ms. Fey is an interested person as defined by the 1940 Act due to a deferred compensation arrangement with her former employer, Frontier Capital Management Company, which is a sub-adviser of certain funds of John Hancock Funds II and John Hancock Trust.

Annual report | Lifecycle Portfolios	83

Principal officers who are not Trustees

Name, age Position(s) held with Portfolio Principal occupation(s) and directorships during past 5 years	Officer of Portfolio since

Keith F. Hartstein[1], Born: 1956	2005

President and Chief Executive Officer

Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief Executive Officer, the Adviser, The Berkeley Group, John Hancock Funds, LLC (since 2005); Director, MFC Global Investment Management (U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Director, John Hancock Signature Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III, John Hancock Trust,; Director, Chairman and President, NM Capital Management, Inc. (since 2005); Chairman, Investment Company Institute Sales Force Marketing Committee; Director, President and Chief Executive Officer, MFC Global (U.S.) (2005-2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

John G. Vrysen[1], Born: 1955	2007

Chief Operating Officer

Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC since June 2007; Chief Operating Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III, John Hancock Trust since June 2007; Director, Executive Vice President, and Chief Financial Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (until June 2007); Executive Vice President and Chief Financial Officer, John Hancock Investment Management Services, LLC (since 2005), Vice President and Chief Financial Officer, MFC Global (U.S.) (since 2005); Director, John Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III, John Hancock Trust (2005-June 2007); Vice President and General Manager, Fixed Annuities, U.S. Wealth Management (until 2005); Vice President, Operations Manulife Wood Logan (2000-2004).

Charles A. Rizzo[1], Born: 1957	2007

Chief Financial Officer

Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (June 2007-Present); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005-June 2007); Vice President, Goldman Sachs (2005-June 2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003-2005); Director, Tax and Financial Reporting, Deutsche Asset Management (2002-2003).

Francis V. Knox, Jr.[1], Born: 1947	2005

Chief Compliance Officer

Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004.

Gordon M. Shone[1], Born: 1956	2005

Treasurer, John Hancock Funds (since 2006); John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003-2005); Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President, John Hancock Investment Management Services, Inc. and John Hancock Advisers, LLC (since 2006).

Thomas M. Kinzler[1], Born: 1955	2006

Vice President and Counsel for John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2006); Vice President and Associate General Counsel for Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel for MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel for MassMutual Institutional Funds (2000-2004); Secretary and Chief Legal Counsel for MassMutual Select Funds and MassMutual Premier Funds (2004-2006).

[1]	Affiliated with the investment adviser.

84	Lifecycle Portfolios | Annual report

More information

Trustees

James R. Boyle†
Grace K. Fey†
Charles L. Bardelis*
Peter S. Burgess*
Elizabeth G. Cook**
Theron S. Hoffman
Hassell H. McClellan**
James M. Oates*
John D. Richardson, Trustee Emeritus
Steven M. Roberts
  *Members of the Audit Committee
**Members of the Compliance Committee
†Non-Independent Trustees

Officers

Keith F. Hartstein
President and Chief Executive Officer
Thomas M. Kinzler
Secretary and Chief Legal Officer
Francis V. Knox, Jr.
Chief Compliance Officer
Charles A. Rizzo
Chief Financial Officer
Gordon M. Shone
Treasurer
John G. Vrysen
Chief Operating Officer

Investment adviser

John Hancock Investment Management Services, LLC

Investment Subadviser

MFC Global Investment Management (U.S.A.) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered
public accounting firm

PricewaterhouseCoopers LLP

Additional information about your fund is available without charge in several ways. As required by the SEC, you can access proxy voting information and quarterly portfolio information on your fund. The proxy voting information includes a description of proxy voting policies, procedures and information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. The quarterly portfolio information that includes a complete list of the fund’s holdings for the first and third quarters of the fund’s fiscal period is filed on Form N-Q. You have access to this information:

By phone

1-800-225-5291

On the fund’s Website

www.jhfunds.com

At the SEC

www.sec.gov
1-800-SEC-0330
SEC Public Reference Room

You can also contact us:

Regular mail

John Hancock Signature Services, Inc.
P.O. Box 9510
Portsmouth, NH 03802-9510

Express mail

John Hancock Signature Services, Inc.
Mutual Fund Image Operations
164 Corporate Drive
Portsmouth, NH 03801

Month-end portfolio holdings are available at www.jhfunds.com.

Lifecycle Portfolios | Annual report	85

Why John Hancock Funds?

For more than three decades, John Hancock Funds has been helping individual, corporate and institutional clients reach their most important financial goals. With so many fund companies to choose from, why should you invest with us?

A name you know and trust

When you invest with John Hancock Funds, you are investing with one of the most recognized and respected names in the financial services industry. Our parent company has been helping individuals and institutions increase and protect wealth since 1862.

Solutions across the investing spectrum

We offer equity, income, international, sector and asset allocation investment solutions managed by leading institutional money managers. Each of our funds utilizes a disciplined, team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals.

Committed to you

Our shareholders come first. We work hard to provide you with the products you need to build a solid financial foundation. We’re proud to offer you award-winning services and tools, like the www.jhfunds.com Web site, to help you every step of the way.

Not part of the annual report

For immediate insight and answers,
     turn to www.jhfunds.com

Discover the new and improved www.jhfunds.com.

▪	View accounts, statements and fund information.

▪	Access college and retirement planning calculators and investment education.

▪	Gain investment ideas, expand your knowledge and become a more informed investor.

This is just the beginning of how much you can do.

Now is the ideal time to experience our Web site that received the following recognition in 2006:

“Best Innovation: Redesigned Web Site” by the Mutual Fund Education Alliance.

“Outstanding Web Site” by the Web Marketing Association.

“Creative excellence on the Web, Silver Award winner” by W3.

Discover convenience and comprehensive resources at one easy-to-access location. Your financial professional can steer you to the tools that will help you the most and enable you to transform your knowledge into action.

See how far www.jhfunds.com can take you!

Not part of the annual report

At the heart of John Hancock Funds is
AWARD-WINNING SERVICE

How our exceptional customer service can benefit you:

1	We’re committed to providing you with answers, solving problems and saving you time.

2	We’re ready to go one step farther by offering a range of resources so you can build your knowledge and expand your skills.

3	We’re determined to regularly exceed your expectations.

Experience award-winning, world-class service.
Consider the recognition that we received in 2006.

▪

John Hancock Signature Services, Inc. (JHSS) is the transfer and shareholder services agent for John Hancock Funds. JHSS was awarded “Best-In-Class” honors and “5-Star” performer status for telephone customer service for all of 2006 from the National Quality Review.

▪	Winner of Source Media’s Fund Operations Awards in the category of Efficiencies/Streamlining.

▪	One of four finalists for Best Customer Service Organization, Financial Services at The American Business Awards, “The Stevies.”™

Let us demonstrate
the difference that
world-class service
can make.

Call our customer service representatives at 1-800-225-5291
Monday to Friday 8:00 A.M.–7:00 P.M. ET

It will be our pleasure and privilege to help you.

Not part of the annual report

John Hancock Family of Funds

DOMESTIC EQUITY

Balanced Fund
Classic Value Fund
Classic Value Fund II
Classic Value Mega Cap Fund
Growth Opportunities Fund
Large Cap Equity Fund
Large Cap Select Fund
Mid Cap Equity Fund
Optimized Value Fund
Rainier Growth Fund
Small Cap Fund
Small Cap Equity Fund
Small Cap Intrinsic Value Fund
Sovereign Investors Fund
U.S. Core Fund
U.S. Global Leaders Growth Fund
Value Opportunities Fund

ASSET ALLOCATION

TARGET RISK

Lifestyle Aggressive Portfolio
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio
Lifestyle Moderate Portfolio

TARGET DATE

Lifecycle 2045 Portfolio
Lifecycle 2040 Portfolio
Lifecycle 2035 Portfolio
Lifecycle 2030 Portfolio
Lifecycle 2025 Portfolio
Lifecycle 2020 Portfolio
Lifecycle 2015 Portfolio
Lifecycle 2010 Portfolio

RETIREMENT INCOME

Lifecycle Retirement Portfolio
Retirement Distribution Portfolio
Retirement Rising Distribution Portfolio

GLOBAL/INTERNATIONAL EQUITY

Global Opportunities Fund
Global Shareholder Yield Fund
Greater China Opportunities Fund
International Allocation Portfolio
International Classic Value Fund
International Core Fund
International Growth Fund

SPECIALTY

Financial Industries Fund
Global Real Estate Fund
Health Sciences Fund
Regional Bank Fund

INCOME

Bond Fund
Floating Rate Income Fund
Government Income Fund
High Yield Fund
Investment Grade Bond Fund
Strategic Income Fund

TAX-FREE INCOME

California Tax-Free Income Fund
High Yield Municipal Bond Fund
Massachusetts Tax-Free Income Fund
New York Tax-Free Income Fund
Tax-Free Bond Fund

MONEY MARKET

Money Market Fund

CLOSED-END

Bank and Thrift Opportunity Fund
Income Securities Trust
Investors Trust
Patriot Premium Dividend Fund II
Preferred Income Fund
Preferred Income II Fund
Preferred Income III Fund
Tax-Advantaged Dividend Income Fund
Tax-Advantaged Global Shareholder Yield Fund

The Fund’s investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

Not part of the annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Lifecycle Portfolios.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	LC00A 8/08 10/08

JOHN HANCOCK

Funds II

8.31.2008 **Annual Report**

John Hancock

MUTUAL FUNDS

John Hancock Funds II
President’s Message

To Our Shareholders

The financial markets battled a laundry list of ills and produced negative results in a volatile 12 months ended August 31, 2008. The worst U.S. housing slump since the Great Depression, combined with a subprime mortgage-induced credit crunch, an anemic economy bordering on recession and skyrocketing oil prices for much of the period, sent the markets tumbling into bear market territory in early July. For the year ended August 31, 2008, the Standard & Poor’s 500 Index returned –11.14%, led down by financial stocks, which were the most severely impacted by the credit crisis. The pain was felt in financial markets around the world, amid inflation fears and concerns about the spillover effects of the widening U.S. credit woes.

Bonds held up much better in the 12-month period, as the Federal Reserve Board cut interest rates seven times between September 2007 and April 2008 to help bolster the economy and made other efforts to provide liquidity to the credit markets. For the 12 months ended August 31, 2008, the Lehman Brothers U.S. Aggregate Index — a broad measure of bond market performance — returned 5.86%. It’s worth noting that the 10-year return for bonds, including Treasuries, has now eclipsed the 10-year return of stocks — a very rare occurrence. In every instance when this has happened in the past, stocks went on to outperform both bonds and Treasuries over the ensuing 10-year period. Of course, there’s no guarantee that that will occur this time.

Just weeks after the funds’ reporting period ended, volatility spiked even further, as the credit markets virtually ground to a halt amid investors’ growing concerns about the extent and duration of financial companies’ mortgage losses — and about their ability to carry on. The fears mounted in a period of extraordinary volatility starting in mid-September in response to the sale, bankruptcy, takeover or reorganization of numerous renowned financial institutions. Top among them was the U.S. government’s takeover of mortgage giants Fannie Mae and Freddie Mac and insurance giant AIG. In reaction, the Dow Jones Industrial Average experienced wild swings — up and down days of several hundred points a day.

Even a much-anticipated $700 billion rescue package approved in early October by the U.S. government to shore up the financial system and restore investor confidence did little to calm the markets. The contagion spread overseas, where markets worldwide plunged as European and other foreign governments began taking dramatic steps to bolster some of their ailing banks, and avoid a global recession.

Recent events, as trying as they have been, are a vivid example of the importance of keeping a long-term perspective and sticking to your investment goals. With negative sentiment abounding and the prospect for continued volatility quite real, the impulse to flee is understandable. But we urge you to stay the course and keep a well-diversified portfolio, along with a longer-term investment perspective. Leaving the market can mean missing out on the inevitable moves up. Working with your investment professional on your long-term plan is especially critical in turbulent times to avoid making emotional decisions.

Sincerely,

Keith F. Hartstein
President and Chief Executive Officer

This commentary reflects the CEO’s views as of October 21, 2008. They are subject to change at any time.

John Hancock Funds II
Annual Report — Table of Contents

Manager’s Commentary and Fund Performance (See below for each Fund’s page #)	4
Shareholder Expense Example	62
Portfolio of Investments (See below for each Fund’s page #)	68
Statements of Assets and Liabilities	353
Statements of Operations	370
Statements of Changes in Net Assets	385
Financial Highlights	395
Notes to Financial Statements	412
Report of Independent Registered Public Accounting Firm	467
Federal Tax Information	468
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees	470
Appendix A	473
Trustees and Officers Information	495

Fund	Manager’s Commentary & Fund Performance	Portfolio of Investments
Absolute Return Portfolio	5	68
Active Bond Fund	6	68
All Cap Core Fund	7	84
All Cap Growth Fund	8	87
All Cap Value Fund	9	89
American Diversified Growth & Income Fund	10	90
American Fundamental Holdings Fund	11	91
American Global Diversification Fund	12	91
Blue Chip Growth Fund	13	91
Capital Appreciation Fund	14	93
Core Bond Fund	15	95
Core Equity Fund	16	102
Emerging Growth Fund	17	103
Emerging Markets Value Fund	18	105
Emerging Small Company Fund	19	118
Equity-Income Fund	20	121
Fundamental Value Fund	21	123
Global Bond Fund	22	125
Global Real Estate Fund	23	136
High Income Fund	24	138
High Yield Fund	25	142
Index 500 Fund	26	151
International Equity Index Fund	27	158
International Opportunities Fund	28	176
International Small Cap Fund	29	178
International Small Company Fund	30	179
International Value Fund	31	209
Investment Quality Bond Fund	32	211
Large Cap Fund	33	221
Large Cap Value Fund	34	222
Mid Cap Index Fund	35	224
Mid Cap Intersection Fund	36	230
Mid Cap Stock Fund	37	232
Mid Cap Value Fund	38	234
Mid Cap Value Equity Fund	39	235
Natural Resources Fund	40	238
Optimized All Cap Fund	41	239
Real Estate Equity Fund	42	241
Real Estate Securities Fund	43	242
Real Return Bond Fund	44	242
Small Cap Fund	45	247
Small Cap Index Fund	46	248
Small Cap Opportunities Fund	47	266
Small Company Fund	48	269
Small Company Growth Fund	49	273
Small Company Value Fund	50	275
Spectrum Income Fund	51	278
Strategic Bond Fund	52	307
Strategic Income Fund	53	317
Total Bond Market Fund	54	323
Total Return Fund	55	326
U.S. Government Securities Fund	56	333
U.S. High Yield Bond Fund	57	336
U.S. Multi Sector Fund	58	343
Value Fund	59	347
Value & Restructuring Fund	60	348
Vista Fund	61	350

John Hancock Funds II
Manager’s Commentary and Fund Performance

Fund Performance

In the following pages we have set forth information regarding the performance of each Fund of the John Hancock Funds II (the “trust”). There are several ways to evaluate a Fund’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Fund’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Fund’s inception if less than the applicable period). An average annual total return takes the Fund’s cumulative total return for a time period greater than one year and shows what would have happened if the Fund had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) that invest in the Fund. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Fund shows the change in value of a $10,000 investment over the life or ten-year period of each Fund, whichever is shorter. Each Fund’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Fund operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Funds that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Fund invests.

Portfolio Manager’s Commentary

Finally, we have provided a commentary by each portfolio manager regarding each Fund’s performance during the period ended August 31, 2008. The views expressed are those of the portfolio manager as of August 31, 2008, and are subject to change based on market and other conditions. Information about a Fund’s holdings, asset allocation or country diversification is historical and is no indication of future fund composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Funds are not insured by the FDIC, are not a deposit or other obligation of, or guaranteed by banks and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Funds, see the Fund prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500,” “S&P 500” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. “Russell 1000,” “Russell 2000,” “Russell 3000” and “Russell Midcap” are trademarks of Frank Russell Company. “Wilshire 5000” is a trademark of Wilshire Associates. “Morgan Stanley European Australian Far East Free”, “EAFE” and “MSCI” are trademarks of Morgan Stanley & Co. Incorporated. ”Lehman Brothers“ is a registered trademark of Lehman Brothers Inc. ”Lipper“ is a registered trademark of Reuters S.A. None of the Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

Absolute Return Portfolio
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Manager: Jim Schetakis

INVESTMENT OBJECTIVE & POLICIES  •  To seek maximum real return, consistent with preservation of capital and prudent investment management.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
U.S. Large Cap	12.68
Intermediate Bond	11.75
Real Estate	10.33
Financial	10.29
Multi-Sector Bond	8.26
High Yield Bond	7.24
International Large Cap	6.27
Diversified	5.39
Emerging Markets	4.90
U.S. Mid Cap	4.75

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGER’S COMMENTARY

Performance  •  For the year ended August 31, 2008, the Absolute Return Class A returned –3.64%, underperforming the +12.34 % of the Lehman Brothers U.S. TIPS 1–10 Year Index and the +11.97% return of the CPI + 5% Index.

Market Environment  •  The Fund’s one-year performance was below its real-return objective. Domestic and international markets posted double-digit negative returns. Large-cap stocks continued to outperform small-caps, both domestically and internationally.

Fixed income investments posted positive returns for the year, with global issues marginally outperforming domestic. In the U.S., yields declined 30 basis points (0.30 percentage points) for 30-year Treasuries and about 75 basis points for the 10-year maturity. However, credit spreads continued to expand as the credit crisis deepened and kept financial firms under stress.

The Fund posted a loss for the year and missed its real-return objective. The superior performance of commodities, while helpful, had a muted effect as we began to underweight early in the year. While the portfolio’s asset mix was positive, the portfolio’s sub-advisors had below-benchmark performance in most asset classes.

PERFORMANCE TABLE[1,4]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception[2]
Absolute Return Class A (began 6/26/06)	–3.64%	—	—	4.09%	–3.64%	—	—	9.16%
Absolute Return Class B (began 6/26/06)	–4.27%	—	—	3.35%	–4.27%	—	—	7.48%
Absolute Return Class C (began 6/26/06)	–4.27%	—	—	3.35%	–4.27%	—	—	7.48%
Absolute Return Class 1 (began 6/26/06)	–3.38%	—	—	4.33%	–3.38%	—	—	9.72%
Lehman Brothers U.S. TIPS 1-10 Year Index[3,5,7]	12.34%	—	—	9.11%	12.34%	—	—	21.04%
CPI +5% Index[3,6,7]	11.97%	—	—	9.43%	11.97%	—	—	21.60%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since June 26, 2006.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Since inception, a portion of the Absolute Return Portfolio expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.
5	Lehman Brothers U.S. TIPS 1-10 Year Index is an unmanaged index which consists of Inflation-Protection securities issued by the U.S. Treasury. The stocks in this index must have at least one year to final maturity, have at least $250 million par amount outstanding and be rated investment-grade (Baa3/BBB– or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch.
6	The CPI + 5% Index is created by adding 5% to the annual percentage change in the Consumer Price Index. This index reflects non-seasonably adjusted returns. The Consumer Price Index (CPI) is an unmanaged index representing the rate of inflation in U.S. consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI or other indices will reflect the exact level of inflation at any given time. It is not possible to invest directly in an index.
7	It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Active Bond Fund
Subadviser: Declaration Management & Research, LLC and MFC Global Investment Management (U.S.), LLC
Portfolio Managers: Peter Farley, James E. Shallcross, Barry Evans, Howard C. Greene and Jeffrey N. Givens

INVESTMENT OBJECTIVE & POLICIES  •  The Fund seeks income and capital appreciation by investing at least 80% of its net assets in a diversified mix of debt securities and instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Federal National Mortgage Association	23.74
Mortgage Securities	17.68
Financial	16.03
Government	5.91
Asset Backed Securities	4.58
Communications	4.48
U.S. Treasury Notes	4.03
Energy	3.95
Utilities	3.57
Consumer, Non-cyclical	3.04

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the Active Bond Class NAV returned +0.88%, underperforming the +5.86% return of the Lehman Brothers Aggregate Bond Index.

Market Environment  •  Interest rates fell sharply over the period as the Federal Reserve and market participants remained concerned over slowing economic growth and the fragile condition of the financial system. Over the course of one year, the market and the economy have responded to many historic events. The worst housing market since the Great Depression, the bailout of Bear Stearns, the price of oil and other commodities hitting record highs, the U.S. dollar’s swift decline, the collapse of whole industries, such as mortgage insurance, monoline insurance, automobile, homebuilding, and banking/brokerage, and lastly, the takeover of Fannie Mae and Freddie Mac. It’s been a challenging year, with the credit crisis continuing to unfold and the economy (while resilient) beginning to show cracks with plunging consumer confidence, rising unemployment, and uneven growth.

The portfolio underperformed the benchmark as fixed income credit sectors massively deteriorated over the period. The portfolio’s overexposure to corporate credit and commercial mortgage-backed securities heavily weighed on performance. Specifically, concerns over credit losses plagued financial institutions, rising commodity prices pressured cyclical industries, and general economic weakness hurt the whole market. Mortgage sectors also performed terribly as the deterioration in the housing market intensified and tight credit conditions began to hamper commercial real estate.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception[2]
Active Bond Class 1 (began 10/15/05)	0.72%	—	—	2.69%	0.72%	—	—	7.95%
Active Bond Class NAV (began 10/27/05)	0.88%	—	—	2.91%	0.88%	—	—	8.50%
Lehman Brothers Aggregate Bond Index (10/15/05) [3,4,5]	5.86%	—	—	5.03%	5.86%	—	—	15.18%
Lehman Brothers Aggregate Bond Index (10/27/05) [3,4,5]	5.86%	—	—	5.22%	5.86%	—	—	15.58%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadvisers have managed the fund since October 15, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Lehman Brothers Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.
5	It is not possible to invest directly in an index.

All Cap Core Fund
Subadviser: Deutsche Investment Management Americas Inc.
Portfolio Managers: Julie Abbett, Robert Wang and James Francis

INVESTMENT OBJECTIVE & POLICIES  •  To seek long-term growth of capital by investing in common stocks and other equity securities within all asset classes primarily in the Russell 3000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	17.10
Energy	14.00
Financial	13.08
Industrial	10.65
Technology	10.01
Communications	9.23
Consumer, Cyclical	7.52
Basic Materials	6.08
Utilities	1.51
Diversified	0.83

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the All Cap Core Class NAV returned –11.50%, underperforming the –10.22% return of the Russell 3000 Index.

Market Environment  •  The U.S. stock market has remained mired in the swings of extreme volatility that began last August. The triple crisis of the credit crunch, deep decline in housing prices, and dramatic increase in the price of oil has weighed heavily on investors’ minds. Investors have also had to grapple with the threat of a persistent increase in inflation and rumors of additional bank failures. Most notably, U.S. exports have experienced strong growth, which caused the government to revise second-quarter gross domestic product (GDP) growth upward to 3.3%. The economy has also benefited from the stimulus checks that were sent out to millions of taxpayers. After the Federal Reserve waged an aggressive rate-cutting campaign throughout the past 12 months, resulting in a total reduction of 3.25 percentage points, the federal funds rate remains at 2%.

Growth is likely to be much weaker over the balance of this year and into early 2009, as the fiscal stimulus that bolstered spending in the spring fades, and as the spillovers from the housing and credit woes become more evident. The recent decline in energy prices should help avert a sharper retrenchment in consumption, and will contribute to reversing some of the upward pressure on overall inflation. On the plus side, though, the non-financial business sector is in better shape than it usually is when the economy sours. Because most firms did not overbuild or over-hire during the recent expansion, they’re likely under less pressure to slash capital spending and hiring than in past downturns.

The Fund underperformed its benchmark during the period. Stocks within the diversified financials, banks, and media industry groups contributed most to relative performance. The portfolio benefited from our decisions to avoid shares in troubled financial firms including Fannie Mae, Freddie Mac and Lehman Brothers. The largest detractors from relative performance were energy, pharmaceuticals & biotechnology, and health care equipment & services.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception[2]
All Cap Core Class NAV (began 4/28/06)	–11.50%	—	—	–0.74%	–11.50%	—	—	–1.73%
Russell 3000 Index[3,4,5]	–10.22%	—	—	1.02%	–10.22%	—	—	2.41%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since April 28, 2006.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
5	It is not possible to invest directly in an index.

All Cap Growth Fund
Subadviser: Invesco Aim Capital Management, Inc.
Portfolio Managers: Robert J. Lloyd & Ryan A. Amerman

INVESTMENT OBJECTIVE & POLICIES  •  To seek long-term capital appreciation by investing the Fund’s assets primarily in common stocks of companies that are believed to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	29.92
Industrial	20.57
Energy	17.94
Basic Materials	9.86
Technology	8.87
Communications	5.03
Financial	3.12
Consumer, Cyclical	0.77

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the All Cap Growth Class NAV returned –13.76%, underperforming the –6.56% return of the Russell 3000 Growth Index.

Market Environment  •  Major U.S. equity markets had negative performance during the fiscal year due to ongoing concerns about the credit markets, weakness in the housing market, rising energy and food prices and a deteriorating outlook for corporate earnings. In this environment, indexes measuring the performance of large-, mid- and small-cap stocks were all in negative territory, with small-cap stocks generally outperforming mid- and large-cap stocks. Overall, growth-style stocks outperformed value stocks.

Among the key detractors to results relative to the Russell 3000 Growth Index was substantial underperformance in the Information Technology sector, driven largely by stock selection. Poor stock picking also hampered results in the Industrials and Consumer Discretionary sectors. An overweighted position was also costly within Industrials, which suffered in a weak economic environment. In Health Care and Consumer Staples, weak relative performance was caused by sub-par stock selection and underweighted positions in sectors that performed relatively well in the benchmark index.

The Fund received positive contributions from the Financials and Telecommunications sectors because of strong stock selection. An underweighted stance in financials boosted results further, as many financial stocks struggled during the reporting period.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception[2]
All Cap Growth Class 1 (began 10/15/05)	–13.81%	—	—	2.48%	–13.81%	—	—	7.32%
All Cap Growth Class NAV (began 10/15/05)	–13.76%	—	—	2.54%	–13.76%	—	—	7.50%
Russell 3000 Growth Index[3,4,5]	–6.56%	—	—	5.65%	–6.56%	—	—	17.13%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 15, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.
5	It is not possible to invest directly in an index.

All Cap Value Fund
Subadviser: Lord, Abbett & Co. LLC
Portfolio Managers: Robert P. Fetch, Howard E. Hansen and Deepak Khana

INVESTMENT OBJECTIVE & POLICIES  •  To seek capital appreciation by investing in equity securities of U.S. and multinational companies that are believed to be undervalued in all capitalization ranges.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Industrial	24.50
Consumer, Non-cyclical	22.40
Energy	12.53
Financial	12.33
Consumer, Cyclical	10.83
Basic Materials	8.01
Communications	4.59
Utilities	3.17

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the All Cap Value Class NAV returned –4.57%, outperforming the –14.11% return of the Russell 3000 Value Index.

Market Environment  •  During the period, large-cap, mid-cap, and small-cap stocks within the Russell 3000 Value Index all declined by double digits. Stock selection in all three market capitalization segments was positive relative to the benchmark. The portfolio’s weighting in large-cap stocks (over $10 billion capitalization) was 55% on average, versus 76% for the benchmark. Exposure to mid-cap stocks ($2–$10 billion cap) was 34% versus 16%, and the small-cap allocation (below $2 billion cap) was 7% of the portfolio versus 8%.

The Financial Services sector was the most significant contributor to relative performance. The portfolio held less than half the benchmark weighting in this sector, which was the Index’s weakest performing area, as many financial firms continued to suffer from the subprime mortgage fallout and the ensuing credit crunch. A favorable overweight and good stock selection in the Other Energy sector also helped, as it was the Index’s best performing area.

The Auto & Transportation sector was the portfolio’s weakest sector. The portfolio’s underweight within the Integrated Oils sector also detracted from performance as crude oil prices topped $140 per barrel. Fortunately, the portfolio’s positioning in “Other Energy” stocks more than made up for the shortfall in the Integrated Oils sector.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception[2]
All Cap Value Class 1 (began 10/15/05)	–4.62%	—	—	7.50%	–4.62%	—	—	23.15%
All Cap Value Class NAV (began 10/15/05)	–4.57%	—	—	7.53%	–4.57%	—	—	23.25%
Russell 3000 Value Index[3,4,5]	–14.11%	—	—	4.46%	–14.11%	—	—	13.38%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 15, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or Russell 2000 Value indexes.
5	It is not possible to invest directly in an index.

American Diversified Growth & Income Fund
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Steve Orlich and Scott Warlow

INVESTMENT OBJECTIVE & POLICIES  •   Seeks long-term growth of capital by investing in underlying funds American Funds strategies. The fund may also invest in fixed-income and equity securities, which can include common and preferred stocks of large-, medium- and small-capitalization companies in both developed (including the U.S.) and emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Energy	24.16
Large Value	17.96
U.S. Large Cap	15.98
Intermediate Bond	13.97
Financial	5.99
International	4.99
International Mid Cap	4.99
Diversified	4.00
Utilities	3.96
International Small Cap	2.00

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the two-month period from the Fund’s inception on July 1 to August 31, 2008, the American Diversified Growth & Income Class 1 returned –2.50%, underperforming the +0.66% return of the Combined Index.

Market Environment  •  For the two-month period, the U.S. equity market held up reasonably well during a time of tremendous global volatility in which the U.S. dollar enjoyed a vigorous rally vs. the euro from mid-July through the end of August. International equity markets significantly lagged the U.S. markets. For the two-month period, international large caps in developed markets outperformed international small-caps which in-turn beat emerging market equities. Investment-grade bonds and particularly Treasury instruments performed well over the period, while high yield bonds lagged amid a tepid appetite for risk. Global bonds struggled due to the strengthening U.S. dollar.

Allocations to international equity markets including emerging markets and international small caps detracted significantly from portfolio performance on an absolute basis, while allocations to the fixed income asset class mitigated some of the downside risk. Managers performed reasonably well against individual benchmark indexes but detracted when compared to the broad benchmarks.

American Funds Bond Fund of America, a 14% allocation, trailed the Lehman Brothers Aggregate Bond Index due to its relative over-weight to high yield securities, while American Fundamental Investors, a 12% weight, lagged the S&P 500 due to its over-weight to the underperforming Energy and Materials sectors. Conversely, American Washington Mutual Investors, a 12% allocation, contributed positively to portfolio results due to strong security selection within the volatile Financial sector.

Global stock markets appear to be near an important inflection point. Recent sharp declines in energy and food commodities have called into question whether the Energy and Materials sectors can continue to provide market leadership, and it remains to be seen which other sectors can take the lead in their stead. Moreover, while the sharp decline in commodities prices provided some relief from inflationary pressures, it might also reflect the recent weakening trends we’ve seen in economic growth rather than merely the bursting of a speculative bubble. On the positive side, emerging markets continue to offer relatively strong economic growth, a trend we expect to persist for the foreseeable future. We remain convinced that in these uncertain times it is especially important to have a portfolio that provides broad diversification.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
American Diversified Growth & Income Class 1 (began 7/01/08)	—	—	—	—	—	—	—	–2.50%
Combined Index[2,3,4]	—	—	—	—	—	—	—	0.66%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
3	The Combined Index represents 75% of the Standard & Poor’s 500 Index and 25% of the Lehman Brothers Aggregate Bond Index.
4	It is not possible to invest directly in an index.

American Fundamental Holdings Fund
Subadviser: MFC Global Investment Management (USA) Limited
Portfolio Managers: Steve Orlich and Scott Warlow

INVESTMENT OBJECTIVE & POLICIES  •  To seek growth of capital. The Fund invests in common stocks of U.S. companies with market capitalization of at least $10 billion.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Intermediate Bond	24.95
Energy	22.11
International	12.99
Large Value	11.99
U.S. Large Cap	11.99
Government	8.04
Utilities	7.93

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the two-month period from the Fund’s inception on July 1 to August 31, 2008, the American Fundamental Holdings Class 1 returned –2.20%, underperforming the +0.68% return of the Combined Index.

Market Environment  •  During the portfolio’s short existence, from 7/1/08 to 8/31/08, the U.S. equity market held up reasonably well during a period of tremendous global volatility in which the dollar enjoyed a vigorous rally versus the Euro from the middle of July through the end of August. For the two-month period, small-cap stocks outperformed mid-caps, which beat large-caps. Value stocks outpaced growth stocks due to the strength in Financials stocks, which tend to fall into the value category. Foreign stocks significantly underperformed their domestic counterparts, particularly in the international small-cap and emerging markets segments. Investment-grade bonds and particularly Treasury instruments performed well over the period, while high yield bonds lagged amid a tepid appetite for risk. Global bonds struggled due to the strengthening U.S. dollar.

Allocations to international equity markets including detracted the most from portfolio performance on an absolute basis, while allocations to the fixed income asset class mitigated some of the downside risk. Managers performed reasonably well against individual benchmark indexes but detracted when compared to the broad benchmarks.

Investments in American Funds Washington Mutual Investors and American Funds U.S. Government Securities aided portfolio performance, while American Funds Bond Fund of America, American Funds Income Fund of America, American Funds Investment Company of America, American Funds EuroPacific Growth Fund, American Funds Fundamental Investors, and American Funds Growth Fund of America all detracted from results.

American Funds Bond Fund of America, a 25% allocation, trailed the Lehman Brothers Aggregate Bond Index due to its relative over-weight to high yield securities, while American Fundamental Investors, a 12% weight, lagged the S&P 500 due to its over-weight to the underperforming Energy and Materials sectors. Conversely, American Washington Mutual Investors, a 10% allocation, contributed positively to portfolio results due to strong security selection within the volatile Financial sector.

Global stock markets appear to be near an important inflection point. Recent sharp declines in energy and food commodities have called into question whether the Energy and Materials sectors can continue to provide market leadership, and it remains to be seen which other sectors can take the lead in their stead. Moreover, while the sharp decline in commodities prices provided some relief from inflationary pressures, it might also reflect the recent weakening trends we’ve seen in economic growth rather than merely the bursting of a speculative bubble. On the positive side, emerging markets continue to offer relatively strong economic growth, a trend we expect to persist for the foreseeable future. We remain convinced that in these uncertain times it is especially important to have a portfolio that provides broad diversification.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
American Fundamental Holdings Class 1 (began 7/01/08)	—	—	—	—	—	—	—	–2.20%
Combined Index[2,3,4]	—	—	—	—	—	—	—	0.68%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
3	The Combined Index represents 65% of the Standard & Poor’s 500 Index and 35% of the Lehman Brothers Aggregate Bond Index.
4	It is not possible to invest directly in an index.

American Global Diversification Fund
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Steve Orlich and Scott Warlow

INVESTMENT OBJECTIVE & POLICIES  •   To seek long-term growth of capital by investing in underlying American Funds strategies. The fund may also invest in fixed income and equity securities, which can include common and preferred stocks of large-, medium- and small-capitalization companies in both developed (including the U.S.) and emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Intermediate Bond	21.08
International Small Cap	15.98
International Mid Cap	15.98
Diversified	11.98
International	9.98
U.S. Large Cap	9.98
Large Value	7.96
High Yield Bond	7.06

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the two-month period from the Fund’s inception on July 1 to August 31, 2008, the American Global Diversification Class 1 returned –4.90%, underperforming the –2.38% return of the Combined Index.

Market Environment  •  For the two-month period, the U.S. equity market held up reasonably well during a time of tremendous global volatility in which the U.S. dollar enjoyed a vigorous rally vs. the euro from mid-July through the end of August. International equity markets significantly lagged the U.S. markets. For the two-month period, international large caps in developed markets outperformed international small-caps which in-turn beat emerging market equities. Investment-grade bonds and particularly Treasury instruments performed well over the period, while high yield bonds lagged amid a tepid appetite for risk. Global bonds struggled due to the strengthening U.S. dollar.

Allocations to international equity markets including emerging markets and international small caps detracted the most from portfolio performance on an absolute basis, while allocations to the fixed income asset class mitigated some of the downside risk. Managers performed reasonably well against individual benchmark indexes but detracted when compared to the broad benchmarks. American Funds Capital Income Builder aided portfolio performance, while investments in American Funds High-Income Trust, American Funds Bond Fund of America, American Funds New Perspective, American Funds New World, American Funds SMALLCAP World, American Funds EuroPacific Growth, and American Funds Capital World Growth & Income all detracted from results. As an example, American Funds Bond Fund of America, a 21% allocation, trailed the Lehman Brothers Aggregate Bond Index due to its relative over-weight to high yield securities.

Global stock markets appear to be near an important inflection point. Recent sharp declines in energy and food commodities have called into question whether the Energy and Materials sectors can continue to provide market leadership, and it remains to be seen which other sectors can take the lead in their stead. Moreover, while the sharp decline in commodities prices provided some relief from inflationary pressures, it might also reflect the recent weakening trends we’ve seen in economic growth rather than merely the bursting of a speculative bubble. On the positive side, emerging markets continue to offer relatively strong economic growth, a trend we expect to persist for the foreseeable future. We remain convinced that in these uncertain times it is especially important to have a portfolio that provides broad diversification.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
American Global Diversification Class 1 (began 7/01/08)	—	—	—	—	—	—	—	–4.90%
Combined Index[2,3,4]	—	—	—	—	—	—	—	–2.38%

1	Performance does not reflect the deduction of taxes on fund distributions or redemption of fund shares. Past performance does not predict future performance.
2	Since inception returns for the indices may begin on the month end closest to the actual inception date of the fund.
3	The Combined Index represents 70% of the MSCI AC World Index and 30% of the Lehman Brothers Aggregate Bond Index.
4	It is not possible to invest directly in an index.

Blue Chip Growth Fund
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Larry J. Puglia

INVESTMENT OBJECTIVE & POLICIES  •  To provide long-term growth of capital with current income as a second objective. The Fund invests at least 80% of its net assets in common stocks of large- and medium-sized blue chip growth companies that are considered well established in their industries and have the potential for above-average earnings growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	21.20
Communications	17.81
Technology	16.01
Financial	11.94
Energy	9.54
Consumer, Cyclical	8.98
Industrial	8.61
Basic Materials	4.66

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGER’S COMMENTARY

Performance  •  For the year ended August 31, 2008, the Blue Chip Growth Class NAV returned –8.31%, outperforming the –11.14% return of the S&P 500 Index.

Market Environment  •  The past 12 months were turbulent for equity markets, primarily due to the consequences of the subprime mortgage crisis and rising prices for commodities, particularly oil. In addition, high headline (overall) inflation and a poor employment outlook combined to put considerable pressure on consumer spending.

The S&P 500 Index posted a double-digit negative return for the period. The Energy and Materials sectors posted absolute gains as oil and commodity prices soared, though that trend had begun to reverse itself by the end of the period. Two traditionally non-cyclical sectors, Utilities and Consumer Staples, enjoyed positive returns, but results in the remaining sectors were all negative. Financials fared worst as the mortgage-related credit crisis continued to play out, with the average stock in the sector losing more than a third of its market value.

Although the portfolio posted a loss for the year ended August 31, 2008, it held its value considerably better than its benchmark, the S&P 500 Index. Stock selection results were excellent overall, while sector positioning was marginally negative.

A significant underweight in the sagging Financials sector contributed greatly to the portfolio’s outperformance, and stock selection in this area was highly productive, particularly in the capital markets industry.

Sector and stock positioning in Health Care also made a major contribution to relative results. Health Care generally outperformed the index average, and our overweight was beneficial. In addition, stock selection was strong here, especially our focus on two major biotechnology firms.

Our positions in Information Technology, Industrials and Business Services, Materials, and Telecommunication Services all added value for the portfolio during the period. However, these relative gains were offset to a degree by our underweights in both Energy and Consumer Staples, the benchmark’s two best-performing sectors. Our stock choices in Consumer Discretionary were disappointing as well.

PERFORMANCE TABLE[1,4]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception[2]
Blue Chip Growth Class 1 (began 10/15/05)	–8.35%	—	—	5.59%	–8.35%	—	—	16.96%
Blue Chip Growth Class NAV (began 10/15/05)	–8.31%	—	—	5.64%	–8.31%	—	—	17.12%
S&P 500 Index[3,5,6]	–11.14%	—	—	4.77%	–11.14%	—	—	14.36%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 15, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Since inception, a portion of the Blue Chip Growth Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.
5	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.
6	It is not possible to invest directly in an index.

Capital Appreciation Fund
Subadviser: Jennison Associates, LLC
Portfolio Managers: Michael Del Balso, Kathleen A. McCarragher and Spiros Seagalas

INVESTMENT OBJECTIVE & POLICIES  •  To seek long-term growth of capital by investing at least 65% of the Fund’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that are believed to have above-average growth prospects.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	30.41
Technology	19.57
Communications	15.42
Energy	9.10
Consumer, Cyclical	8.28
Industrial	7.33
Financial	4.14
Basic Materials	3.41

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the Capital Appreciation Class NAV returned –5.65%, outperforming the –6.77% return of the Russell 1000 Growth Index.

Market Environment  •  Problems in the subprime mortgage market spread throughout the financial system during the past 12 months, creating a full-blown liquidity/credit crisis that roiled global markets. Financial institutions with balance sheets exposed to leveraged securities faced mounting losses and a need to raise additional capital. In March, the Federal Reserve and the Treasury Department intervened to facilitate the sale of securities firm Bear Stearns, which had been immobilized by liquidity problems. To contain financial market turmoil and to fend off a possible recession, the Fed also cut key interest rates substantially, opened the discount window to brokers, and created a massive lending facility for swapping illiquid debt obligations for U.S. Treasuries.

Increased loan defaults and higher rates of non-performing assets throughout the global financial system reflected a growing list of consumer woes — substantial housing declines, tighter lending standards, and rampant energy and food price escalation. Softening labor markets and broadening declines in consumption joined housing weakness and higher commodity prices as economic strains. Declining markets and the U.S. dollar’s devaluation soured consumer sentiment. Citing increased concerns about inflationary pressures, the Fed held short-term interest rates steady in June, ending a series of consecutive reductions that began last September. Real economic growth grew at a paltry 1.0% pace in 2008’s first quarter.

The Fund outperformed its benchmark, largely on solid stock selection in the Health Care, Materials, and Energy sectors. Health Care holdings benefited from new drug approvals, the promise of innovative treatments under development, and merger and acquisition activity. In Materials, a genetically modified seed provider benefited from a bullish agriculture cycle, advancing on higher prices, market share gains, and expanded margins. Top-performing Energy holdings included a low-cost solar cell manufacturer and a high-quality natural gas firm. Stock selection also contributed to returns relative to the benchmark in Financials and Information Technology, although both sectors declined substantially in absolute terms. Stock selection in the Industrials sector was the greatest drag on performance, as key holdings in this sector fell on capacity constraints and disappointing earnings. Consumer Discretionary holdings also hurt returns, as housing market weakness, rising unemployment, and spiraling food and energy prices curtailed spending.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception[2]
Capital Appreciation Class 1 (began 10/15/05)	–5.80%	—	—	3.56%	–5.80%	—	—	10.61%
Capital Appreciation Class NAV (began 10/15/05)	–5.65%	—	—	3.65%	–5.65%	—	—	10.89%
Russell 1000 Growth Index[3,4,5]	–6.77%	—	—	5.45%	–6.77%	—	—	16.50%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 15, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Russell 1000 Growth Index is an unmanaged index composed of the Russell 1000 securities that have a greater-than-average growth orientation.
5	It is not possible to invest directly in an index.

Core Bond Fund
Subadviser: Wells Capital Management, Inc.
Portfolio Managers: William Stevens, Thomas O’Connor, Lynne Royer, Troy Ludgood

INVESTMENT OBJECTIVE & POLICIES  •  The Fund seeks total return consisting of income and capital appreciation by investing at least 80% of its net assets in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Federal National Mortgage Association	26.58
Mortgage Securities	18.00
Federal Home Loan Mortgage Corp.	11.51
Asset Backed Securities	10.46
Financial	5.91
Short-term Securities	5.32
U.S. Treasury Notes	3.38
U.S. Treasury Bonds	3.13
Energy	2.70
Government National Mortgage Association	2.40

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the Core Bond Class NAV returned +5.49% underperforming the +5.86% return of the Lehman Brothers Aggregate Bond Index.

Market Environment  •  We witnessed a significant re-pricing of risk across all markets as subprime mortgage problems spread to all market sectors. The fixed income market witnessed the near extinction of many recently developed investments such as collateralized debt obligations (CDOs), structured investment vehicles (SIVs), and auction rate securities. The Federal Reserve and U.S. Treasury took a series of actions to move aggressively and creatively to help stabilize the markets. This includes implementing significant federal funds rate cuts, facilitating the JP Morgan/Bear Stearns bailout, making a new lending facility available to investment banks and most recently, the takeover of Fannie Mae and Freddie Mac.

As investor fear and lack of confidence overwhelmed the markets and affected the economy, Treasury yields declined significantly in response to Fed easing and a flight-to-quality among investments. Over the past year, the yield curve steepened significantly, with two-year Treasury yields declining 1.88 percentage points while yields on 10-year Treasuries declined 0.80 percentage points. The underperformance of all spread sectors has produced current yield premiums to Treasuries at or near their all-time widest levels. A sharply slowing global economy and rising unemployment have set the stage for a prolonged economic slowdown. For the near term, we expect the broader economy to remain on shaky ground and market volatility to create pockets of opportunity.

Security selection was the largest contributor to performance during the year. In corporate bonds, a large underweight to banks and finance, and being out some of the worst performing finance names, contributed. In addition, security selection within the Telecommunications, Non-corporate, and Utility sectors added relative return vs. the Lehman Aggregate Bond Index. Security selection in structured products also contributed to performance, as did relative value trading in collateralized mortgage obligations (CMOs) and pass-through pools. Positioning and security selection in high quality consumer asset-backed securities added to returns. The largest detractors to performance were the Fund’s consistent overweights to mortgage-backed securities and asset-backed securities, which significantly underperformed Treasuries. Timely shifts in the Fund’s allocation to the Corporate sector enhanced performance.

We remain focused on bottom-up security selection, using market dislocations to identify and capitalize on relative value trading while managing risk.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception[2]
Core Bond Class 1 (began 10/15/05)	5.43%	—	—	4.47%	5.43%	—	—	13.43%
Core Bond Class NAV (began 10/15/05)	5.49%	—	—	4.53%	5.49%	—	—	13.62%
Lehman Brothers Aggregate Bond Index[3,4,5]	5.86%	—	—	5.03%	5.86%	—	—	15.18%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 15, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Lehman Brothers Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.
5	It is not possible to invest directly in an index.

Core Equity Fund
Subadviser: Legg Mason Capital Management, Inc.
Portfolio Managers: Mary Chris Gay and Bill Miller

INVESTMENT OBJECTIVE & POLICIES  •  To seek long-term capital growth by investing at least 80% of the Fund’s net assets in equity securities that offer the potential for capital growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Communications	26.10
Financial	25.73
Technology	14.98
Consumer, Non-cyclical	8.40
Industrial	7.82
Utilities	7.11
Consumer, Cyclical	6.14
Basic Materials	0.63

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the Core Equity Class NAV returned –30.94%, underperforming the –11.14% return of the S&P 500 Index.

Market Environment  •  The credit and liquidity crunch that began last summer recently marked its one-year anniversary. What began with trouble in the U.S. housing market soon spread to structured investment vehicles, asset-backed commercial paper, auction rate securities, as well as other areas of the foreign and domestic financial markets. The resulting financial panic reached several crescendos, including the demise of Bear Stearns in March, and most recently, the government intervention in Fannie Mae and Freddie Mac in September. The Federal Reserve’s steady interest rate cuts and newly implemented credit facilities were unable to halt the market’s swoon, and with the seemingly daily rise in commodity prices during the period, inflation concerns mounted as well. With unemployment on the rise and economic growth slowing, investors were not lacking for bad news.

The Fund underperformed its benchmark during the period. Our underperformance was driven by investments in several financial securities at the eye of the swirling credit storm, which were rescued by other entities after their liquidity positions became or were deemed inadequate. Other financial companies detracted as well, as massive write-downs and a slew of capital raises soured investors. Outside of financials, slow progress in the turnaround of a telecommunications firm led to large selloffs, while a couple of health care companies declined on concerns of a negative underwriting cycle. The strong relative performance of several holdings partly offset poor results elsewhere.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception[2]
Core Equity Class 1 (began 10/15/05)	–31.01%	—	—	–7.45%	–31.01%	—	—	–19.99%
Core Equity Class NAV (began 10/15/05)	–30.94%	—	—	–7.40%	–30.94%	—	—	–19.85%
S&P 500 Index[3,4,5]	–11.14%	—	—	4.77%	–11.14%	—	—	14.36%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 15, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.
5	It is not possible to invest directly in an index.

Emerging Growth Fund
Subadviser: MFC Global Investment Management (U.S.), LLC
Portfolio Manager: Dan Cole

INVESTMENT OBJECTIVE & POLICIES  •  To seek long-term capital appreciation by investing primarily in high-quality securities and convertible instruments of small-cap U.S. companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	30.47
Technology	14.91
Industrial	13.87
Financial	7.03
Energy	4.95
Consumer, Cyclical	4.71
Communications	4.47

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGER’S COMMENTARY

Performance  •  For the year ended August 31, 2008, the Emerging Growth Class NAV returned –17.65%, underperforming the –3.79% return of the Russell 2000 Growth Index.

Market Environment  •  The year witnessed extremely volatile equity markets amid one of the more challenging capital market backdrops in recent history. Deteriorating housing market conditions last year led to credit issues related to subprime lending. Losses in subprime-related investments led to serious problems within the Financial sector and related industries. Ultimately, several banks and financial companies filed for bankruptcy, were sold at deep discounts, or were bailed out by the government. This created a business environment with very tight capital. Fears of inflation persisted as commodity prices soared. A barrel of crude oil rose from just over $70 to a high of $147 in July before retreating below $100 in September. Other commodities rose significantly, which created a significant headwind for stocks with exposure to consumers. This resulted in a very narrow market led by Energy, Materials, and commodity-related Industrials at the expense of Consumer Discretionary, Financials, and Technology.

The Fund significantly lagged its benchmark for the period. Both stock selection and sector allocation held back relative performance. In general, the portfolio was positioned to benefit from a market characterized by a slowing economy that would avert recession, and where classic growth sectors and companies with visible earnings growth would benefit. Our largest active sector bets were in Technology and Health Care, and we were underweight in Energy, Materials, and commodity-related Industrials.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception[2]
Emerging Growth Class 1 (began 10/15/05)	–17.64%	—	—	3.40%	–17.64%	—	—	10.11%
Emerging Growth Class NAV (began 10/15/05)	–17.65%	—	—	3.42%	–17.65%	—	—	10.18%
Russell 2000 Growth Index[3,4,5]	–3.79%	—	—	7.93%	–3.79%	—	—	24.57%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 15, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.
5	It is not possible to invest directly in an index.

Emerging Markets Value Fund
Subadviser: Dimensional Fund Advisors LP
Portfolio Manager: Karen E. Umland

INVESTMENT OBJECTIVE & POLICIES  •  To seek long-term capital appreciation by investing primarily in companies associated with emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	26.03
Basic Materials	19.04
Industrial	13.32
Consumer, Cyclical	9.92
Consumer, Non-cyclical	8.94
Energy	6.35
Diversified	4.35
Communications	4.15
Technology	3.53
Utilities	1.73

Country Weighting	% of Total
Brazil	12.17
South Korea	11.14
Taiwan	11.07
Mexico	9.97
India	9.67
South Africa	8.24
Hong Kong	5.68
China	4.13
Poland	3.70
Malaysia	3.48

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGER’S COMMENTARY

Performance  •  For the year ended August 31, 2008, the Emerging Markets Value Class NAV returned –12.61%, underperforming the –9.83% return of the MSCI Emerging Markets Index.

Market Environment  •  Developed market equities performed very poorly during the period, although the dollar-denominated returns of those markets were greatly bolstered by the relative weakness of the U.S. dollar. From September 2007 to August 2008, the U.S. dollar depreciated against all major currencies except the British pound and the Canadian dollar. The overall impact of the U.S. dollar’s decline versus developed country currencies was to increase the dollar-denominated returns of developed market equities by about 3%.

Emerging markets also performed poorly during the one-year period, although the dollar-denominated returns of emerging markets equities benefited somewhat, from the weakness of the U.S. dollar relative to some of the main emerging markets currencies, such as the Mexican peso and the Brazilian real. The overall impact of currency fluctuations between the dollar and emerging markets currencies was to increase the dollar-denominated returns of emerging markets equities by about 1.7%. As measured by the MSCI Emerging Markets Index, the dollar-denominated return for emerging markets was –10.1%.

The portfolio’s relatively large exposure to India and smaller exposure to China, both of which underperformed relative to other emerging markets, boosted relative performance. The portfolio’s limited exposure to deep growth stocks and other differences in allocation along the value/growth dimension also contributed to relative performance, as growth stocks underperformed value stocks during the period. However, the poor relative performance of the portfolio’s basket of deep value stocks had a large negative impact on relative performance. The Fund’s overweighting to small-cap stocks also detracted from relative performance, as large-cap stocks greatly outperformed small-caps in emerging markets. The portfolio’s underweighting to the Energy sector and the poor relative performance of its energy holdings hurt relative performance.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception[2]
Emerging Markets Value Class NAV (began 5/1/07)	–12.61%	—	—	–2.77%	–12.61%	—	—	–3.69%
MSCI Emerging Markets Index[3,4,5]	–9.83%	—	—	1.67%	–9.83%	—	—	2.25%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since May 1, 2007.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	MSCI Emerging Markets Index is an unmanaged index designed to measure the performance of developing markets.
5	It is not possible to invest directly in an index.

Emerging Small Company Fund
Subadviser: RCM Capital Management LLC
Portfolio Managers: Thomas J. Ross and Louise M. Laufersweiler

INVESTMENT OBJECTIVE & POLICIES  •  To seek long-term capital appreciation by investing at least 80% of the Fund’s total net assets in equity securities of U.S. companies with smaller capitalizations. The Fund may also invest up to 15% of its assets in foreign securities including emerging markets and may also from time to time invest a significant percentage of its assets in the Technology and/or Health Care sectors.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	29.10
Technology	19.97
Industrial	11.63
Consumer, Cyclical	10.19
Energy	8.35
Financial	6.38
Communications	6.11
Utilities	1.29
Basic Materials	0.37

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the Emerging Small Company Class NAV returned –15.06%, underperforming the –3.79% return of the Russell 2000 Growth Index.

Market Environment  •  U.S. small-cap growth equities experienced a volatile 12 months. The Russell 2000 Growth Index, a proxy for small-cap growth shares, reached a multi-year high on October 10, 2007 before falling 25% from peak to trough before recovering nearly half of those losses in more recent months. Declining home values, tighter lending standards, rising food and energy costs, and contracting employment continue to weigh heavily on the market. However, the Federal Reserve has taken aggressive action to ease credit spreads and inject liquidity back into the system. Meanwhile the nearly $100 billion federal tax rebate package earlier in the year supported consumer spending into the summer months. Nonetheless, the battle between deteriorating fundamentals and stimulative policy has led to an extremely volatile trading environment.

Small-cap growth investors are experiencing a very difficult environment, with momentum spiking to levels last reached in the late stages of the 1990s technology bubble, and the vast majority of small-cap growth managers underperformed the Index for the year to date.

The Fund significantly underperformed its benchmark. Relative returns were hindered by stock selection, particularly in Consumer Discretionary, Technology, Industrials, and Financials. Positive stock selection in Health Care, Telecommunications, Consumer Staples and Utilities was not enough to offset the detraction.

PERFORMANCE TABLE [1,4]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception[2]
Emerging Small Company Class 1 (began 10/15/05)	–15.13%	—	—	1.42%	–15.13%	—	—	4.13%
Emerging Small Company Class NAV (began 6/26/06)	–15.06%	—	—	–0.05%	–15.06%	—	—	–0.11%
Russell 2000 Growth Index (10/15/05)[3,5,6]	–3.79%	—	—	7.93%	–3.79%	—	—	24.57%
Russell 2000 Growth Index (6/26/06)[3,5,6]	–3.79%	—	—	6.52%	–3.79%	—	—	14.84%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since April 28, 2006.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Since inception, a portion of the Emerging Small Company Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.
5	Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.
6	It is not possible to invest directly in an index.

Equity-Income Fund
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Brian C. Rogers

INVESTMENT OBJECTIVE & POLICIES  •  To seek long-term capital appreciation and to provide dividend income. The Fund invests at least 80% of its total assets in equity securities, with 65% in common stocks of well-established companies paying above-average dividends.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	21.10
Consumer, Non-cyclical	16.23
Energy	11.70
Communications	11.17
Industrial	10.60
Consumer, Cyclical	7.85
Basic Materials	5.63
Utilities	4.43
Technology	4.41

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGER’S COMMENTARY

Performance  •  For the year ended August 31, 2008, the Equity-Income Class NAV returned –11.79%, outperforming the –14.66% return of the Russell 1000 Value Index.

Market Environment  •  A slumping economy and rising market volatility challenged investors during the past 12 months. While the Russell 1000 Value Index and Russell 1000 Growth Index both declined during the period, the value index significantly underperformed the growth index. Energy was the strongest sector, riding the surge in oil prices. Consumer Staples and Health Care, sectors that are relatively insensitive to economic weakness, also outperformed the benchmark average. Turmoil in the credit markets led Financials to plummet, and this was by far the weakest sector.

For the 12-month period, the portfolio solidly outperformed its benchmark, the Russell 1000 Value Index. Stock selection and groups weightings both contributed to relative results. The Financials sector was the greatest contributor to relative results, due to strong stock selection and an underweight in this struggling sector. Portfolio positions in trust banks helped returns, as they were not hit as hard as investment banks by market volatility. We remain underweight to Financials stocks, but have added to commercial bank positions.

Deft stock picks in the Consumer Staples sector also contributed to relative returns. Beverage industry names drove the outperformance. A major brewery holding agreed to be purchased at an attractive valuation. A prominent discount retailer performed well as cash-strapped consumers flocked to the store seeking cheaper goods.

An underweight in Energy, the benchmark’s best performer, was the most significant relative detractor. We continue to invest in the sector, but remain underweight due to valuations. Weak stock selection in Materials also held back relative returns. Overweighting paper and forest products hurt returns as the industry was hampered by the rising costs of energy and raw materials.

PERFORMANCE TABLE [1,4]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception[2]
Equity-Income Class 1 (began 10/15/05)	–11.83%	—	—	4.81%	–11.83%	—	—	14.47%
Equity-Income Class NAV (began 10/15/05)	–11.79%	—	—	4.86%	–11.79%	—	—	14.63%
Russell 1000 Value Index[3,5,6]	–14.66%	—	—	4.37%	–14.66%	—	—	13.11%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 15, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Since inception, a portion of the Equity-Income Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.
5	Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.
6	It is not possible to invest directly in an index.

Fundamental Value Fund
Subadviser: Davis Selected Advisers, L.P.
Portfolio Managers: Christopher C. Davis and Kenneth Charles Feinberg

INVESTMENT OBJECTIVE & POLICIES  •  To seek growth of capital. The Fund invests in common stocks of U.S. companies with market capitalization of at least $10 billion.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	29.40
Energy	17.52
Consumer, Non-cyclical	15.63
Consumer, Cyclical	9.05
Communications	8.01
Industrial	5.91
Technology	5.81
Basic Materials	1.17
Diversified	0.67

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the Fundamental Value Class NAV returned –10.93%, outperforming the –11.14% return of the S&P 500 Index.

Market Environment  •  Consumer Staples, Energy, and Materials were the only sectors within the Index that earned positive returns. Energy companies were the most important contributors to the Fund’s performance over the year. The Fund’s energy holdings outperformed their counterparts within the Index. The Fund also benefited from an overweighting in this sector relative to the benchmark.

Although the Fund’s financial companies outperformed the Financials sector within the Index, they were still the largest detractor from its absolute performance. A higher relative average weighting in this sector (33% versus 17% for the Index) detracted from both absolute and relative performance. The Fund’s Consumer Discretionary companies performed in line with the corresponding sector within the benchmark. However, a higher relative weighting in this sector held back both absolute and relative performance.

The Fund’s long-term focus usually results in low portfolio turnover. We do not overreact to past short-term performance from individual holdings on either the upside or the downside. We deliberately focus on the future, considering each company’s long-term business fundamentals. Five companies dropped out of the Fund’s top 20 holdings as of August of last year. The Fund still owns four of these holdings, and one was sold. Of the five new additions to our top 20 holdings, three were companies that we already owned, and the other two were new investments.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception[2]
Fundamental Value Class 1 (began 10/15/05)	–10.97%	—	—	3.86%	–10.97%	—	—	11.53%
Fundamental Value Class NAV (began 10/15/05)	–10.93%	—	—	3.92%	–10.93%	—	—	11.70%
S&P 500 Index[3,4,5]	–11.14%	—	—	4.77%	–11.14%	—	—	14.36%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 15, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.
5	It is not possible to invest directly in an index.

Global Bond Fund
Subadviser: Pacific Investment Management Company LLC
Portfolio Manager: Scott Mather

INVESTMENT OBJECTIVE & POLICIES  •  To seek maximum total return, consistent with preservation of capital and prudent investment management. The Fund invests at least 80% of its net assets in fixed-income instruments, which may be represented by futures contracts with respect to such securities, and options on such securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Government	32.61
Financial	30.85
Mortgage Securities	16.66
Government National Mortgage Association	6.56
Asset Backed Securities	6.22
Federal National Mortgage Association	4.49
Communications	1.75
Consumer, Non-cyclical	1.39
Consumer, Cyclical	1.07
Energy	0.91

Country Weighting	% of Total
United States	73.81
Japan	30.33
Germany	8.01
Canada	5.56
United Kingdom	5.14
Ireland	2.99
France	2.66
Cayman Islands	2.48
Australia	2.26
Italy	1.94

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGER’S COMMENTARY

Performance  •  For the year ended August 31, 2008, the Global Bond Class NAV returned +7.81%, underperforming the +9.52% return of the JP Morgan Global Government Bond Unhedged Index.

Market Environment  •  The credit crisis that began in the summer of 2007 continued to weigh on the financial markets throughout the year. Government bond yields fell worldwide amid a flight to the highest quality assets. Economies slowed in the U.K., the European Union Countries, and Japan. To forestall a U.S. recession and unfreeze credit markets, the Federal Reserve (the “Fed”) lowered the federal funds rate from 5.25% to 2.00% before pausing in April due to concerns about inflation. The Fed also took several unconventional steps. It made several hundred billion dollars of liquidity facilities available against an expanded range of collateral, opened its discount window to investment banks, and arranged the rescue of Bear Stearns, a brokerage firm weighed down by subprime-related exposure. The U.S. yield curve remained steep. Agency mortgage-backed securities (MBS) continued to underperform Treasuries, driven by the liquidity crisis. Dealers struggled with regulatory capital constraints and the looming threat of further downgrades to positions; they may soon be forced to unwind more risk. Price volatility remains high and liquidity extremely poor across the capital structure.

The portfolio was well positioned through February. Developed market global bonds posted strong returns during this period. Global yield curves steepened sharply as short-dated government bonds outperformed in a flight to quality. Above-index duration and curve steepening bias in the U.S. and U.K. helped performance through February. However, after March, the front-end of the yield curves started to flatten. In the last six months, rising interest rates and yield curve flattening detracted from performance in the U.S. and U.K. The subprime debacle led to a liquidity crisis. Allocation to high quality corporate debt of select financial companies also detracted from returns as these companies continued to face subprime-related write-downs. Tactical holdings of mortgage securities detracted from performance during the past six months as spreads widened due to the pickup in volatility. Cash-backing strategies had a negative impact on returns, especially asset-backed securities as they continued to be marked down.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception[2]
Global Bond Class 1 (began 10/15/05)	7.73%	—	—	4.70%	7.73%	—	—	14.14%
Global Bond Class NAV (began 10/15/05)	7.81%	—	—	4.77%	7.81%	—	—	14.36%
JP Morgan Global Government Bond Unhedged Index[3,4,5]	9.52%	—	—	6.05%	9.52%	—	—	18.68%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 15, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	JP Morgan Global Government Bond Unhedged Index is an unmanaged index which measures the performance of leading government bond markets based on total return in U.S. currency. By including only traded issues, the Index provides a realistic measure of market performance for international investors. It is calculated by J.P. Morgan, and reflects reinvestment of all applicable dividends, capital gains and interest.
5	It is not possible to invest directly in an index.

Global Real Estate Fund
Subadviser: Deutsche Investment Management Americas Inc.
Portfolio Managers: John F. Robertson, Daniel Ekins, John Hammond, William Leung and John W. Vojticek

INVESTMENT OBJECTIVE & POLICIES  •  The Fund seeks a combination of long-term capital appreciation and current income by primarily investing in equity securities of U.S. REITs, foreign entities with tax-transparent structures similar to REITs, and U.S. and foreign real estate operating companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	92.13
Consumer, Non-cyclical	3.87
Consumer, Cyclical	0.83
Industrial	0.02

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the Global Real Estate Class NAV returned –22.75%, underperforming the –18.66% return of the EPRA NAREIT Global Unhedged U.S. Index.

Market Environment  •  Global real estate markets gave investors a rollercoaster ride on the heels of the credit crises that affected nearly all asset classes over the past 12 months. Early in the period, both Asia and Australia seemed to shrug off fears of a global recession, and the “decoupling” of these markets gave investors hope that there was a place to hide during the economic crisis. Australia fell first on the dramatic implosion of several companies, and then Asia began to falter on fears of overheated economies and high valuations within the region. Meanwhile some positives came in the western markets, as the U.S. and Europe (particularly the UK) rebounded as generalist investors moved back into the heavily downtrodden real estate securities markets. Relief (mostly Federal Reserve intervention) came, but was only able to help the U.S. markets, as weakening in both the commercial and residential property markets in Europe caused investor sentiment to be near all-time lows. As we entered the summer months, oil prices (and inflation concerns) soared globally, particularly in Asia, and all markets suffered. There was some relief towards the end of the reporting period, but weak economic data and slower growth expectations resulting from central bank intervention to address inflation drove investor expectations and sentiment. The market continues to wait for a catalyst to restore market liquidity and calm investor anxiety.

Overall, the Fund’s stock selection had a negative impact on performance. Strong stock selection in the Americas and Asia was beneficial. However, weaker stock selection in Australia and Europe detracted more. Overall, regional selection hurt performance. Over the period, our underweight positions in Europe and Australia had a neutral effect on results. However, our overweighting in underperforming Asian stocks and our underweight position in outperforming stocks in the Americas’ region detracted from performance.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception[2]
Global Real Estate Class NAV (began 4/28/06)	–22.75%	—	—	–3.83%	–22.75%	—	—	–8.74%
EPRA NAREIT Global Unhedged U.S. Index[3,4,5]	–18.66%	—	—	–2.71%	–18.66%	—	—	–6.21%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since April 28, 2006.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	EPRA NAREIT Global Unhedged U.S. Index is an unmanaged index. Designed to track the performance of listed real estate companies and REITs worldwide, the series acts as a performance measure of the overall market and is also suitable for use as the basis for investment products such as derivatives and Exchange Traded Funds (ETFs).
5	It is not possible to invest directly in an index.

High Income Fund
Subadviser: MFC Global Investment Management (U.S.), LLC
Portfolio Managers: Arthur N. Calavritinos, John F. Iles and Joseph Rizzo

INVESTMENT OBJECTIVE & POLICIES  •  To seek high current income with capital appreciation as a secondary goal by investing primarily in U.S. and foreign fixed-income securities that are rated BB/Ba or lower and unrated equivalents.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Cyclical	39.00
Communications	31.67
Basic Materials	5.36
Consumer, Non-cyclical	4.84
Industrial	3.87
Mortgage Securities	3.73
Utilities	3.05
Financial	2.73
Asset Backed Securities	0.74
Energy	0.58

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the High Income Class NAV returned –14.76%, underperforming the –1.02% return of the Merrill Lynch U.S. High Yield Master II Constrained Index.

Market Environment  •  During this period, the spread (additional yield) above U.S. Treasuries for high yield bonds widened from 455 basis points (4.55 percentage points) to 828 basis points. The widening of high yield bonds coincided with a 12.97% decline in the S&P 500 Index. Broad market declines were caused by economic uncertainty in an inflationary environment as well as a severe crisis in the financial sector that was sparked by a meltdown in U.S. housing prices. This led to a major sell-off in the mortgage market, which, when combined with the enormous supply of leveraged buyout (LBO) debt from 2007, led to drastic decreases in liquidity and risk tolerance. High yield debt was particularly susceptible to the market’s poor liquidity, and large LBO issues that had been recently priced at very aggressive levels underperformed by a wide margin.

The portfolio’s performance was greatly hampered by a sudden spike in oil prices that affected our larger airline investments. For most of the period, oil soared, peaking at $146 in July, almost twice its price from last August. By the end of August 2008, oil had slipped back to $115. We expect recent lower levels to hold and to become a large catalyst to performance when combined with the capacity reductions that the industry made during what we feel was a speculative bubble in oil. Other detractors from performance were bonds from gaming companies. Gaming was one of the worst performing industries over the period as investors anticipated a decrease in discretionary consumer spending combined with an increase in the supply of casinos across the country. Contributors to performance were bonds, convertible bonds and preferred shares issued by a satellite radio service and a cellular provider.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception[2]
High Income Class NAV (began 4/28/06)	–14.76%	—	—	–0.97%	–14.76%	—	—	–2.27%
Merrill Lynch U.S. High Yield Master II Constrained Index[3,4,5]	–1.02%	—	—	3.12%	–1.02%	—	—	7.46%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since April 28, 2006.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged index composed of U.S. currency high-yield bonds issued by U.S. and non-U.S. issuers.
5	It is not possible to invest directly in an index.

High Yield Fund
Subadviser: Western Asset Management Company
Portfolio Manager: S. Kenneth Leech, Steven A. Walsh, Mike Buchanan, Keith J. Gardner

INVESTMENT OBJECTIVE & POLICIES  •  To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield securities, including corporate bonds, preferred stocks, U.S. government and foreign securities, mortgage-backed securities and loan assignments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Communications	14.44
Consumer, Non-cyclical	13.34
Financial	13.12
Consumer, Cyclical	12.97
Energy	12.65
Utilities	7.95
Industrial	7.63
Basic Materials	7.54
Government	3.47
Technology	1.31

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the High Yield Class NAV returned –2.18%, underperforming the –1.43% return of the Citigroup High Yield Index.

Market Environment  •  Market performance was held back by the meltdown of the consumer cyclical industries and the financial industry, which fell steeply due to mortgage-related write-downs. Declining auto sales resulted in sharp drops in the stocks of American car manufacturers. Reduced traffic at major casinos hurt the gaming sector. As home construction slowed, the industry’s bonds declined in value. The Financial sector suffered severe stress as mortgage-related losses mounted. Excluding the Consumer Cyclical and Financial sectors, six of the remaining eight high yield sub-sectors had positive returns. Fundamentals in these healthier sectors generally supported positive performance for high yield companies as liquidity levels remained elevated and leverage levels below historical average. The riskier areas of the market were punished, including lower-rated issuers. In general, issues rated CCC and below returned –6.50% while the more U.S. Treasury-sensitive BB-rated issuers gained 2.33%.

Not surprisingly, default rates moved higher over the period. However, they remained below the 30-year annual average of 4.14%. New issue supply was lower than it has been since 2002. A lack of leveraged buyout (LBO) activity and the inability of issuers to refinance at a lower cost of funds kept issuance low.

The portfolio’s overweight to lower-rated high yield securities, which underperformed, detracted from relative performance. Issue selection aided relative performance as the top 10 overweights all outperformed and six of the portfolio’s top 10 underweights underperformed. Sector allocation aided relative performance due in large part to underweights to the struggling Financials and Consumer Cyclical sectors and overweights to Energy and Basic Industry.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception[2]
High Yield Class 1 (began 10/15/05)	–2.33%	—	—	3.43%	–2.33%	—	—	10.19%
High Yield Class NAV (began 10/15/05)	–2.18%	—	—	3.50%	–2.18%	—	—	10.42%
Citigroup High Yield Index[3,4,5]	–1.43%	—	—	3.72%	–1.43%	—	—	11.24%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 15, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Citigroup High Yield Index is an unmanaged index which measures the performance of below-investment grade debt issued by corporations domiciled in the U.S. or Canada.
5	It is not possible to invest directly in an index.

Index 500 Fund
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Carson Jen and Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES  •  To approximate the aggregate total return of a broad-based U.S. domestic equity market index by investing at least 80% of the Fund’s net assets in (a) common stocks that are included in the S&P 500 Index and (b) securities that are believed to behave in a manner similar to the Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	20.80
Financial	14.94
Energy	13.75
Technology	11.74
Industrial	11.28
Communications	10.39
Consumer, Cyclical	7.44
Basic Materials	4.06
Utilities	3.30
Diversified	0.07

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the Index 500 Class NAV returned –11.69%, underperforming the –11.14% return of the S&P 500 Index.

Market Environment  •  The U.S. economy’s growth was modest over the past 12 months and the economy, as measured by the gross domestic product (GDP), grew at an annualized rate of 2.2%, although recession fears persisted. The year-over-year headline inflation rate rose from 2.5% a year ago to 5.6% in August, primarily due to increased energy costs. The core inflation rate inched up to 2.5% from 2.2%. The Federal Reserve acted aggressively to forestall any weakening of the economy and lowered the benchmark federal funds rate from 5.25% to 2.0%, including a reduction of 125 basis points (1.25 percentage points) in January 2008. In August, the unemployment rate was at 5.7%, up from 4.6% a year earlier. The job market remained weak, with monthly job losses throughout 2008, suggesting a stagnating economy. The Conference Board’s Consumer Confidence Index has dropped steadily over the past year and was at 51 in August 2008, off from a high of 111 just a year ago.

For the period, Consumer Staples and Energy were the best performing sectors, returning 6.6% and 5.2%, respectively; Telecommunications and Financials were the worst performers, returning –20.0% and –34.7%, respectively.

Some of the best performing securities included Massey Energy, CF Industries and Southwestern Energy with returns of over 100%. E-Trade Financial and National City Corp were among the worst performers dropping more than 75%.

The fund invests in all the securities of the S&P 500 Index in the same proportion as in the index and hedges all cash with S&P 500 futures contracts. It is well-positioned to meet its goal of replicating the performance and portfolio characteristics of the S&P 500 Index.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception[2]
Index 500 Class NAV (began 10/27/06)	–11.69%	—	—	–2.33%	–11.69%	—	—	–4.26%
S&P 500 Index[3,4,5]	–11.14%	—	—	–2.28%	–11.14%	—	—	–4.17%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 27, 2006.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.
5	It is not possible to invest directly in an index.

International Equity Index Fund
Subadviser: SSgA Funds Management, Inc.
Portfolio Managers: Karl Schneider and Thomas Coleman

INVESTMENT OBJECTIVE & POLICIES  •  The Fund seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging market countries. The Fund primarily invests in securities listed in the Morgan Stanley Capital International All Country World excluding U.S. Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	24.37
Consumer, Non-cyclical	13.42
Basic Materials	11.41
Energy	11.38
Industrial	10.77
Communications	9.23
Consumer, Cyclical	7.83
Utilities	5.37
Technology	3.44
Diversified	1.12

Country Weighting	% of Total
United Kingdom	15.29
Japan	14.79
France	7.07
Canada	6.93
Germany	6.43
Switzerland	5.32
Australia	4.36
Brazil	3.14
Hong Kong	2.91
Spain	2.76

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the International Equity Index Class NAV returned –13.58%, underperforming the –12.59% return of the MSCI AC World ex US Index.

Market Environment  •  International equity markets have struggled over the past 12 months. Mortgage weakness, private equity excess, overvaluation in China, and hedge fund leverage dominated the headlines in the latter part of 2007. Investors initially shrugged off these dislocations as natural consequences of imprudent risk taking, but August brought an unprecedented seizure in the global money markets. Central bankers were forced to provide emergency liquidity, calming the markets which then proceeded to move higher. But declines in US housing prices showed no signs of letting up, and subprime mortgage prices continued to fall. To make matters worse, investors began to wonder if slowing in China and other emerging markets would herald a broad downturn in global growth, and equities around the world began falling back from their peaks.

The turn of the calendar into 2008 unleashed a fresh burst of profit-taking, and the unwinding of rogue trading positions at a major French bank in mid-January caused alarm. The disarray was great enough to prompt an inter-meeting rate cut from the US Federal Reserve, and once again equity markets attempted to rebuild their sense of equilibrium. By mid-March, however, the complexity and illiquidity of many long-term mortgage assets made reasonable transactions all but impossible, and the major Wall Street house of Bear Stearns could no longer fund its own business. Investors have come to find out that Bear Stearns did not stand alone however, and the markets continued to suffer from strains in the financial sector.

All developed market countries except for Canada were down over the last year, and all but 10 emerging market countries declined for the period. Emerging markets once again outperformed developed markets. Latin America was the clear regional winner with a return of +10% versus –12% for Europe and –16% for Asia/Pacific.

All 10 sectors had negative returns. Financials (–24%) and Industrials (–20%) led the downward charge. Consumer Staples (flat) and Health Care (–6%) were the best performing sectors. U.S.-based investors were also helped as the U.S. dollar continued to fall against most currencies.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception[2]
International Equity Index Class NAV (began 10/29/05)	–13.58%	—	—	9.62%	–13.58%	—	—	29.82%
MSCI AC World ex US Index[3,4,5]	–12.59%	—	—	10.77%	–12.59%	—	—	33.74%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 29, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	MSCI AC World ex US Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets excluding U.S. As of June 2006 the MSCI ACWI consisted of the following 47 developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore Free, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, and the United Kingdom.
5	It is not possible to invest directly in an index.

International Opportunities Fund
Subadviser: Marsico Capital Management, LLC
Portfolio Manager: James G. Gendelman

INVESTMENT OBJECTIVE & POLICIES  •  To seek long-term growth of capital by investing at least 65% of its assets in common stocks of foreign companies that are selected for their long-term growth potential.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Industrial	16.67
Consumer, Non-cyclical	14.60
Financial	13.49
Consumer, Cyclical	9.81
Basic Materials	7.29
Energy	7.21
Communications	6.45
Technology	5.34
Utilities	2.77
Diversified	0.92

Country Weighting	% of Total
United States	18.21
Switzerland	13.46
France	11.35
United Kingdom	9.54
Japan	8.43
Canada	7.69
Germany	5.67
Brazil	5.37
Denmark	4.25
Taiwan	3.46

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGER’S COMMENTARY

Performance  •  For the year ended August 31, 2008, the International Opportunities Class NAV returned –10.50%, outperforming the –13.97% return of the MSCI EAFE Gross Index.

Market Environment  •  International equity performance in developed markets struggled during the year ended August 31, 2008, saddled by rapidly mounting concerns that a significant global growth slowdown could be unfolding. Losses in developed markets, as measured by the MSCI EAFE Index, were widespread — nine of the ten sectors of the MSCI EAFE Index posted negative returns.

The Fund’s stock selection within the Information Technology and Industrials sectors was a material positive contributor to performance results. Information technology company Research In Motion, Ltd., manufacturer of the Blackberry, was a leading individual holding. Industrials holdings were led by Dutch-based wind turbine manufacturer Vestas Wind Systems A/S.

During the reporting period, the Fund maintained, on average, an underweighted posture in the weaker-performing Financials sector than the benchmark index, which helped returns. Strong performance of Financials holdings, including Brazil bank Unibanco-Uniao de Bancos Brasileiros S/A and U.K-based Man Group PLC., further aided performance. In addition, stock selection in the Energy sector and the Health Care sector were additional areas of strength. Oil producer Petroleo Brasileiro SA was the largest individual contributor to performance for the period.

Performance detractors for the period included stock selection in the Utilities sector. France-based utility companies Veolia Environnement S.A. and Electricite de France S.A. were among the weakest-performers. Electricite de France S.A. was sold from the Fund. Stock selection and an overweighted posture in the weak-performing Consumer Discretionary sector hampered results. Hotel/casino operator Las Vegas Sands Corp., media company British Sky Broadcasting, and retailer PPR S.A., each had a material, negative impact on performance during the reporting period.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception[2]
International Opportunities Class 1 (began 10/15/05)	–10.51%	—	—	10.73%	–10.51%	—	—	34.11%
International Opportunities Class NAV (began 10/15/05)	–10.50%	—	—	10.79%	–10.50%	—	—	34.33%
MSCI EAFE Gross Index[3,4,5]	–13.97%	—	—	7.20%	–13.97%	—	—	22.48%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 15, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	MSCI EAFE Gross Index (Europe, Australia, Far East) is a free-float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of June 2006, the MSCI EAFE Gross Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
5	It is not possible to invest directly in an index.

International Small Cap Fund
Subadviser: Franklin Templeton Investment Corp.
Portfolio Manager: Bradley Radin

INVESTMENT OBJECTIVE & POLICIES  •  To seek long-term capital appreciation. The Fund will invest at least 80% of its net assets in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $4 billion or less.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Cyclical	22.62
Industrial	18.10
Consumer, Non-cyclical	16.52
Financial	13.65
Communications	5.10
Basic Materials	5.03
Technology	3.59
Diversified	2.77
Utilities	2.22
Energy	0.83

Country Weighting	% of Total
United States	11.05
United Kingdom	9.95
Taiwan	9.11
Japan	8.53
South Korea	8.40
Canada	7.69
Australia	7.66
Hong Kong	7.46
Thailand	4.37
Netherlands	4.32

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGER’S COMMENTARY

Performance  •  For the year ended August 31, 2008, the International Small Cap Class NAV returned –23.58%, underperforming the –19.87% return of the S&P/Citigroup Global ex U.S. less than $2 Billion Index.

Market Environment  •  The past 12 months were a challenging period for equity investors. Many of the trends underpinning the bull market of the past five years reversed sharply during the period. Developed market economies slowed while those in emerging markets remained more resilient. Increased demand and problematic supply drove up raw materials prices, most notably crude oil, which doubled during the year. The relative loss of confidence in the U.S. economy and financial system were significant factors that drove down the value of the U.S. dollar versus most other currencies, and further increased commodity prices, many of which are priced in U.S. dollars. Central banks were left with the delicate task of crafting policy that addressed rising inflation without stifling already slowing growth.

We remained focused on companies where we saw value in more defensive industries. Holdings that detracted from Fund performance relative to its benchmark included a leading Chinese logistics company that was hurt by a weakening economy dampening demand. A Taiwan-based global data networking vendor saw its shares fall in value as capital and consumer spending on information technology products slowed. Another detractor from relative performance was a U.K.-based leader in the chemicals industry that had its share price suffer due to the market’s focus on restructuring charges.

Several holdings helped relative performance during the period. An Australian business services provider enjoyed a rising share price following the sale of a division at a higher-than-expected price, the renewal of two major mining contracts and the appointment of a new CEO. A large U.K.-based retailer of computer software, video games, consoles and related products benefited from strong demand for Nintendo’s Wii and DS products amid widespread hardware shortages. The Fund’s cash position also boosted performance.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception[2]
International Small Cap Class 1 (began 10/15/05)	–23.67%	—	—	5.61%	–23.67%	—	—	17.03%
International Small Cap Class NAV (began 10/15/05)	–23.58%	—	—	5.73%	–23.58%	—	—	17.40%
S&P/Citigroup Global ex U.S. <$2 Billion Index[3,4,5]	–19.87%	—	—	8.25%	–19.87%	—	—	25.64%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since April 28, 2008.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	S&P/Citigroup Global ex U.S. <$2 Billion Index is an unmanaged index which follows an objective, free float-weighted, rules based methodology, capturing the broad investable opportunity set.
5	It is not possible to invest directly in an index.

International Small Company Fund
Subadviser: Dimensional Fund Advisors LP
Portfolio Manager: Karen E. Umland

INVESTMENT OBJECTIVE & POLICIES  •  The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in securities of small cap companies. The Fund will primarily invest its assets in equity securities of non-U.S. small companies of developed markets but may also invest in emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Industrial	23.40
Consumer, Non-cyclical	16.44
Consumer, Cyclical	14.07
Financial	12.82
Basic Materials	10.88
Energy	6.74
Communications	6.02
Technology	4.60
Diversified	1.95
Utilities	1.09

Country Weighting	% of Total
Japan	22.30
United Kingdom	16.50
Canada	10.12
Australia	8.75
Germany	6.02
France	5.19
Switzerland	4.30
Italy	3.22
Finland	2.51
United States	2.47

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGER’S COMMENTARY

Performance  •  For the year ended August 31, 2008, the International Small Company Class NAV returned –19.32%, outperforming the –20.65% return of the MSCI EAFE Small Cap Gross Index.

Market Environment  •  Developed market equities performed very poorly in the one-year period, although the dollar-denominated returns of those markets were greatly bolstered by the U.S. dollar’s relative weakness. During the 12 months, the U.S. dollar depreciated against all major currencies except the British pound and the Canadian dollar. The overall impact of the U.S. dollar’s decline versus developed country currencies was to increase the dollar-denominated returns of developed market equities by about 3%.

Emerging markets also performed poorly in the period, although the dollar-denominated returns of emerging markets equities benefited from the weakness of the U.S. dollar relative to some major emerging markets currencies, such as the Mexican peso and the Brazilian real. The overall impact of currency fluctuations between the dollar and emerging markets currencies was to increase the dollar-denominated returns of emerging markets equities by about 1.7%. As measured by the MSCI Emerging Markets Index, the dollar-denominated return for emerging markets was –10.1%.

The portfolio’s exposure to Canada, which was the best performing developed market during the period, and other differences in allocation across regions boosted relative performance. Within regions, the portfolio’s baskets of securities generally outperformed those of the Index. The Fund’s overweighting to the smallest stocks and its allocation across the market capitalization segments detracted from relative performance. Composition differences within those segments, however, helped relative returns. The Fund’s avoidance of REITs, one of the worst-performing sectors from September 2007 to August 2008, and other differences in industry allocation helped relative performance. Security selection, especially in the Financials sector, added to relative performance as well.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception[2]
International Small Company Class NAV (began 4/28/06)	–19.32%	—	—	–2.80%	–19.32%	—	—	–6.43%
MSCI EAFE Small Cap Gross Index[3,4,5]	–20.65%	—	—	–4.07%	–20.65%	—	—	–9.28%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since April 28, 2006.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	MSCI EAFE Small Cap Gross Index is an unmanaged index that is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of June 2006 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
5	It is not possible to invest directly in an index.

International Value Fund
Subadviser: Templeton Investment Counsel, LLC
Portfolio Managers: Tucker Scott, Cindy Sweeting, Peter Nori and Neil Devlin

INVESTMENT OBJECTIVE & POLICIES  •  To seek long-term growth of capital. The Fund invests at least 65% of its total assets in equity securities of companies located outside the U.S., including emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Communications	21.25
Financial	20.56
Consumer, Non-cyclical	16.38
Consumer, Cyclical	8.00
Industrial	8.29
Technology	8.03
Energy	7.54
Basic Materials	2.42
Diversified	1.45
Utilities	1.25

Country Weighting	% of Total
United Kingdom	26.88
France	10.72
Germany	7.41
United States	6.89
Taiwan	6.69
Japan	6.65
Switzerland	6.23
Netherlands	5.38
Italy	3.57
South Korea	3.16

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, International Value Class NAV returned –15.09%, underperforming the –13.97% return of the MSCI EAFE Gross Index.

Market Environment  •  Many of the trends underpinning the bull market of the past five years, including ample liquidity, soaring real estate prices, manageable inflation, and strengthening global economic growth, reversed sharply during the year. Growth slowed in developed economies although emerging markets showed resilience as increased demand, and supply shortages for industrial and agricultural commodities, drove up oil and most raw materials prices. Exacerbating this trend was declining investor confidence in the U.S. economy and financial markets, which contributed to a depreciating U.S. dollar and higher commodity prices.

Europe’s relative abundance of what we believe to be quality companies trading near historically low stock valuations attracted us to the region, though performance there suffered during a time when developed market value strategies remained largely out of favor. Eight of the Fund’s 10 biggest detractors from performance were European stocks, where stock selection in the U.K. hurt results relative to the MSCI EAFE Index. The Materials sector detracted from relative performance, where our underweighted allocation and focus on cyclically depressed paper companies and lack of metals and mining company stocks hindered relative performance. Similarly, our underweighting and stock selection in the Utilities sector detracted from performance. An overweighting in the Consumer Discretionary sector also hurt results amid softening economic conditions and consumer spending.

The Fund’s investments in Financials stocks fell in value but performed better than the benchmark, aided by our underweighted position in a sector that until recently relied heavily on leverage and risky loan growth to support record profitability. Stock selection and an overweighting in the Telecommunication Services sector contributed to performance, as investors seemed to recognize the long-term growth potential, balance sheet strength and global reach of the world’s leading mobile service providers. Our Industrials stocks also performed better than the benchmark’s despite negative absolute returns, and stock selection in Information Technology also aided relative returns.

PERFORMANCE TABLE [1,4]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception[2]
International Value Class 1 (began 10/15/05)	–15.08%	—	—	6.51%	–15.08%	—	—	19.92%
International Value Class NAV (began 10/15/05)	–15.09%	—	—	6.56%	–15.09%	—	—	20.09%
MSCI EAFE Gross Index[3,5,6]	–13.97%	—	—	7.20%	–13.97%	—	—	22.48%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 15, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Since inception, a portion of the International Value Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.
5	MSCI EAFE Gross Index (Europe, Australia, Far East) is a free-float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of June 2006, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
6	It is not possible to invest directly in an index.

Investment Quality Bond Fund
Subadviser: Wellington Management Company, LLP
Portfolio Managers: Thomas L. Pappas, Christopher L. Gootkind and Christopher A. Jones

INVESTMENT OBJECTIVE & POLICIES  •  To provide a high level of current income consistent with the maintenance of principal and liquidity. The Fund invests at least 80% of its net assets in bonds rated investment grade at the time of investment. The Fund will invest primarily in corporate bonds and U.S. government bonds with intermediate to longer term maturities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	19.19
U.S. Treasury Bonds	18.17
Mortgage Securities	11.07
Treasury Inflation-Protected Securities	8.05
Government	7.53
Communications	6.55
Utilities	4.42
Consumer, Non-cyclical	3.95
Asset Backed Securities	3.03
Federal National Mortgage Association	1.88

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the Investment Quality Bond Class NAV returned +4.57%, underperforming the +5.39% return of the 50% Lehman Brothers Government Bond/50% Lehman Brothers Credit Bond Index Blend .

Market Environment  •  Financial markets suffered strong headwinds, during the one-year period, as investors contended with an array of troublesome news. The widespread credit crisis, deteriorating housing market, slowing global economy, rising unemployment, and mounting inflation concerns all challenged markets. Liquidity within fixed income remains challenged and investors remain risk averse.

The primary detractors from the Fund’s performance were the out-of-benchmark allocation to commercial mortgage-backed securities (CMBS) and security selection within the Investment Grade Credit sector. Specifically an overweight to debt issued by Financial companies including exposure to diversified financial firms hurt relative results. The CMBS sector struggled as recession concerns and increased shorting of the CMBX derivative index put downward pressure on all CMBS valuations.

The Fund’s non-dollar positions contributed to performance. In the second half of 2007, the fund was positioned for U.S. rates to fall versus Australian and Swedish rates on expectations that the U.S. economy would slow more quickly than these two economies. In 2008, the Fund was positioned for a steeper yield curve in Canada and for slower growth in the UK and New Zealand relative to the U.S. All of these positions contributed to relative results. The Fund’s underweight to corporate bonds, allocation to Treasury Inflation Protected Securities (TIPS), and exposure to rates in Brazil were also additive.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception[2]
Investment Quality Bond Class 1 (began 10/15/05)	4.52%	—	—	4.05%	4.52%	—	—	12.10%
Investment Quality Bond Class NAV (began 10/15/05)	4.57%	—	—	4.10%	4.57%	—	—	12.28%
Lehman Brothers Government Bond/Lehman Brothers Credit Bond Index Blend[3,4,5]	5.39%	—	—	4.43%	5.39%	—	—	13.48%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 15, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Lehman Brothers Government Bond Index and Lehman Brothers Credit Bond Index Blend-A blended index is used combining 50% of the Lehman Brothers Government Bond Index which is an unmanaged index that represents securities issued by the U.S. Government (i.e. securities in the Treasury and Agency indices); and 50% Lehman Brothers Credit Bond Index, which is an unmanaged index of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC registered.
5	It is not possible to invest directly in an index.

Large Cap Fund
Subadviser: UBS Global Asset Management (Americas) Inc.
Portfolio Managers: John Leonard, Thomas Cole, Thomas Digenan and Scott Hazen

INVESTMENT OBJECTIVE & POLICIES  •  To seek to maximize total return, consisting of capital appreciation and current income. The Fund invests at least 80% of its net assets in equity securities of U.S. large capitalization companies as in the Russell 1000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	19.50
Financial	17.08
Technology	13.99
Industrial	11.79
Energy	10.48
Communications	10.47
Consumer, Cyclical	9.09
Utilities	4.41
Funds	2.32

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the Large Cap Class NAV returned –11.99%, underperforming the –10.60% return of the Russell 1000 Index.

Market Environment  •  Overall portfolio underperformance was primarily driven by industry selection. Though the underweight to energy reserves was positive over the last three months, it was the primary detractor to results over the last 12 months. Market fundamentals do not, in our view, justify current oil prices. Demand growth for oil is slowing, while spare oil production capacity is rising. Yet the price of oil keeps rising — up more than 50% since the start of the year — due in part to speculation and the rampant growth of passive commodity investments. In addition, fears of a major supply interruption from the Middle East remains. We believe the price of oil will normalize downward, and energy stocks in general will underperform other areas of the US market, thus rewarding our position. There are pockets of relative value within the sector, but overall we are maintaining our underweight.

Though we were underweight in energy reserves, we identified opportunities within oil services. We focused on those companies that provide the logistical infrastructure for the many exploration and production projects that are in process or coming on line in the near term. These projects tend to be supported by national oil companies or large integrated energy companies that have the financial strength to continue funding such projects, regardless of the direction of oil prices over the next few years.

An overweight to railroads contributed to performance, as well. This overweight was driven by bottom-up stock-specific opportunities. We believe the market had been focusing on recent weaker utilization of railroads relative to trucking rather than the company’s long-term trend of solid volume growth. As Burlington continued to grow market share in a positive pricing.

Offsetting industry selection were positive contributions through strong security selection and an underweight to areas of the market that had until recently shown a high degree of positive price momentum. Less exposure to the largest companies in the market also benefited results over the year, as those stocks tended to lag smaller stocks.

Our large overweight to banks detracted from returns. Though these stocks did not perform as well as we expected, we continue to overweight banks. We find very attractive valuations within financials. In fact, based on our analysis, the sector as a whole now appears to be more than 40% underpriced — a degree of mispricing in the financial sector that we have only seen during the latter part of 1990 and the peak of the technology-media-telecom bubble in 2000. While we fully recognize that the headwinds facing the financial sector are significant and will likely last into the next year, we believe that the environment will eventually improve and could be reflected in stock prices more quickly than the market expects.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception[2]
Large Cap Class 1 (began 10/15/05)	–12.04%	—	—	3.57%	–12.04%	—	—	10.63%
Large Cap Class NAV (began 10/15/05)	–11.99%	—	—	3.63%	–11.99%	—	—	10.83%
Russell 1000 Index[3,4,5]	–10.60%	—	—	4.99%	–10.60%	—	—	15.06%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 15, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index.
5	It is not possible to invest directly in an index.

Large Cap Value Fund
Subadviser: BlackRock Investment Management, LLC
Portfolio Managers: Robert C. Doll, Jr. and Daniel Hanson

INVESTMENT OBJECTIVE & POLICIES  •  To seek long-term growth of capital by investing in a diversified portfolio of equity securities of large-cap companies located in the U.S. At least 80% of the Fund’s net assets are invested in equity securities of large-capitalization companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Energy	25.31
Financial	16.57
Consumer, Non-cyclical	14.97
Industrial	13.04
Technology	8.87
Basic Materials	7.81
Consumer, Cyclical	7.62
Communications	4.58
Utilities	1.10

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the Large Cap Value Class NAV returned –12.13%, outperforming the –14.66% return of the Russell 1000 Value Index.

Market Environment  •  The Fund’s relative performance benefited from a significant underweighting and stock selection in the Financials sector, as well as stock selection in the Industrials sector. The Financials sector’s second-quarter 2008 earnings (based on all financial companies in the S&P 500) were down approximately 90% relative to the second quarter of 2007. In industrials, the Fund’s two strongest performing securities were both in the machinery industry.

Conversely, security selection in Energy, and an underweight plus security selection in the Consumer Staples sector, detracted from the Fund’s relative return. Underperformance in Energy came largely during the first three months of 2008, when the Fund was overweight in refiners, which were hard hit by the skyrocketing price of oil, which greatly outpaced the price of their output products.

The broad-market indexes representing U.S. equity markets all fell during the past 12 months, with the representative Russell 1000 Index declining by 10.60%. Shares of large-cap growth companies outperformed large-cap value stocks, with the Russell 1000 Growth Index returning –6.77% versus the –14.66% return of the Russell 1000 Value Index.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception[2]
Large Cap Value Class 1 (began 10/15/05)	–12.16%	—	—	4.30%	–12.16%	—	—	12.88%
Large Cap Value Class NAV (began 10/15/05)	–12.13%	—	—	4.35%	–12.13%	—	—	13.05%
Russell 1000 Value Index[3,4,5]	–14.66%	—	—	4.37%	–14.66%	—	—	13.11%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 15, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.
5	It is not possible to invest directly in an index.

Mid Cap Index Fund
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Carson Jen and Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES  •  The Fund seeks to appropriate the aggregate total return of a mid-capitalization U.S. domestic equity market index by primarily investing in (a) common stocks that are included in the S&P MidCap 400 Index and (b) securities that are believed to behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	18.62
Industrial	17.77
Financial	14.20
Consumer, Cyclical	10.96
Energy	8.51
Technology	7.21
Utilities	6.49
Basic Materials	5.96
Communications	4.79

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the Mid Cap Index Class NAV returned –4.61%, underperforming the –4.22% return of the S&P MidCap 400 Index.

Market Environment  •   The U.S. economy’s growth was modest over the past 12 months and the economy, as measured by the gross domestic product (GDP), grew at an annualized rate of 2.2%, although recession fears persisted. The year-over-year headline inflation rate rose from 2.5% a year ago to 5.6% in August, primarily due to increased energy costs. The core inflation rate inched up to 2.5% from 2.2%. The Federal Reserve acted aggressively to forestall any weakening of the economy and lowered the benchmark federal funds rate from 5.25% to 2.0%, including a reduction of 125 basis points (1.25 percentage points) in January 2008. In August, the unemployment rate was at 5.7%, up from 4.6% a year earlier. The job market remained weak, with monthly job losses throughout 2008, suggesting a stagnating economy. The Conference Board’s Consumer Confidence Index has dropped steadily over the past year and was at 51 in August 2008, off from a high of 111 just a year ago.

For the period, Energy and Materials were the best performing sectors, returning 25.8% and 11.2%, respectively; Telecommunications Services and Financials were the weakest sectors, returning –36.6% and –14.6%, respectively.

Some of the best performing securities included Perrigo Co and Netflix Inc. with returns of over 75%. PMI Group Inc. was the worst performer dropping more than 90%.

The fund invests in all the securities of the S&P MidCap 400 Index in the same proportion as in the index and hedges all cash with S&P 400 futures contracts. It is well-positioned to meet its goal of replicating the performance and portfolio characteristics of the S&P MidCap 400 Index.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception[2]
Mid Cap Index Class NAV (began 10/29/05)	–4.61%	—	—	6.86%	–4.61%	—	—	20.76%
S&P MidCap 400 Index[3,4,5]	–4.22%	—	—	7.43%	–4.22%	—	—	22.59%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 29, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks of medium-sized companies.
5	It is not possible to invest directly in an index.

Mid Cap Intersection Fund
Subadviser: Wellington Management Company, LLP
Portfolio Managers: Doris T. Dwyer, David J. Elliot

INVESTMENT OBJECTIVE & POLICIES  •  The Fund seeks long-term growth of capital by investing primarily in equity securities of medium-sized companies with significant capital appreciation potential.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	17.86
Industrial	16.62
Financial	14.14
Consumer, Cyclical	10.57
Energy	10.33
Technology	9.97
Basic Materials	7.23
Utilities	6.61
Communications	4.01
Diversified	0.46

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008 the Mid Cap Intersection Class NAV returned –10.68%, underperforming the –4.22% return of the S&P MidCap 400 Index.

Market Environment  •  US equity markets fell during the period, as concerns over continued economic weakness and rising inflation pressured returns downward. Small-cap stocks outperformed mid-cap stocks, which in turn outperformed large-cap stocks as measured by the Russell 2000, Russell MidCap, and Russell 1000 indices, respectively. Within the S&P 400 Midcap Index, Energy contributed the most to returns while Telecommunication Services stocks were the largest detractors from performance.

The Fund underperformed the S&P 400 Midcap Index as a result of weak security selection in the Industrials, Energy, Information Technology and Consumer Discretionary sectors. Within Industrials, our overweight to an employment services firm and automobile rental company, combined with an underweight to a mining equipment manufacturer, detracted most from relative returns. Negative returns were partially offset by strong security selection within the Materials sector.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception[2]
Mid Cap Intersection Class NAV (began 5/1/07)	–10.68%	—	—	–10.94%	–10.68%	—	—	–14.34%
S&P MidCap 400 Index[3,4,5]	–4.22%	—	—	–3.75%	–4.22%	—	—	–4.98%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since May 1, 2007.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks of medium-sized companies.
5	It is not possible to invest directly in an index.

Mid Cap Stock Fund
Subadviser: Wellington Management Company, LLP
Portfolio Managers: Michael T. Carmen and Mario E. Abularach

INVESTMENT OBJECTIVE & POLICIES  •  To seek long-term growth of capital by investing at least 80% of the Fund’s net assets in equity securities of medium-sized companies with significant capital appreciation potential.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	24.20
Consumer, Cyclical	15.11
Industrial	14.47
Communications	10.33
Energy	9.74
Basic Materials	8.17
Technology	7.78
Financial	1.38

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the Mid Cap Stock Class NAV returned –4.90%, outperforming the –7.57% return of the Russell Mid Cap Growth Index.

Market Environment  •  The one-year period was volatile and began with difficulties in the U.S. subprime market. The problems eventually spread throughout the credit markets leading to the near collapse of the investment bank Bear Sterns and the subsequent bailout by the Federal Reserve. The markets were further complicated by soaring energy prices and their impact on inflation and food prices. The Federal Reserve responded by cutting interest rates to avoid stalling growth.

The Fund’s relative outperformance during the period was largely the result of strong stock selection, particularly in the Consumer Discretionary, Energy and Information Technology sectors. The biggest individual contributions came from a fertilizer company, an energy company and a money transfer agency. Stock selection within Consumer Staples, Financials and Telecommunication Services detracted from performance. Individual holdings that lagged included an aircraft leasing firm, a derivatives broker, and an oil services business.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception[2]
Mid Cap Stock Class 1 (began 10/15/05)	–4.91%	—	—	11.48%	–4.91%	—	—	36.73%
Mid Cap Stock Class NAV (began 10/15/05)	–4.90%	—	—	11.52%	–4.90%	—	—	36.87%
Russell Mid Cap Growth Index[3,4,5]	–7.57%	—	—	6.90%	–7.57%	—	—	21.20%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 15, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Russell Mid Cap Growth Index is an unmanaged index that contains those stocks from the Russell Mid Cap Index with a greater than average growth orientation.
5	It is not possible to invest directly in an index.

Mid Cap Value Fund
Subadviser: Lord, Abbett & Co. LLC
Portfolio Managers: Howard E. Hansen and Jeff Diamond

INVESTMENT OBJECTIVE & POLICIES  •  To seek capital appreciation. The Fund invests primarily in equity securities which it believes to be undervalued in the marketplace. Under normal market conditions, at least 80% of its net assets will consist of investments in mid-sized companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Communications	19.96
Consumer, Non-cyclical	18.12
Industrial	14.06
Utilities	9.91
Consumer, Cyclical	9.52
Financial	7.49
Energy	6.19
Basic Materials	3.92
Technology	2.37

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGER’S COMMENTARY

Performance  •  For the year ended August 31, 2008, the Mid Cap Value Class NAV returned –16.99%, underperforming the –10.44% return of the Russell Midcap Value Index.

Market Environment  •  The largest detractor during the period was weak stock selection within the poorly performing Consumer Discretionary sector. A directory publisher tumbled after management lowered guidance for all of 2008, resulting from a decline in advertisement sales. Disappointing stock selection within the Utilities sector also hurt performance, as did the portfolio’s underweighting within the soaring Integrated Oils sector, which benefited from the rising price of oil, which had topped $140 per barrel by July.

During the period, the portfolio strongly benefited from its relative underweighting within the struggling Financial Services sector, especially within regional banks. Within the Other Energy sector, the portfolio benefited from positive stock selection and a relative overweight position. Several holdings posted impressive gains. An oil and natural gas exploration and production company benefited from the sharp rise in oil prices. The top performer in the portfolio overall was a fertilizer producer that profited from the rising prices and robust global demand for potash and phosphate.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception [2]
Mid Cap Value Class 1 (began 10/15/05)	–17.03%	—	—	1.29%	–17.03%	—	—	3.76%
Mid Cap Value NAV (began 10/15/05)	–16.99%	—	—	1.36%	–16.99%	—	—	3.95%
Russell Midcap Value Index[3,4,5]	–10.44%	—	—	5.86%	–10.44%	—	—	17.81%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 15, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.
5	It is not possible to invest directly in an index.

Mid Cap Value Equity Fund
Subadviser: RiverSource Investments, LLC
Portfolio Managers: Steve Schroll, Laton Spahr, Warren Spitz and Paul Stocking

INVESTMENT OBJECTIVE & POLICIES  •  To seek long-term growth of capital. The Fund invests at least 80% of its net assets in equity securities of medium-sized companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Industrial	19.46
Financial	16.45
Consumer, Cyclical	16.36
Energy	13.84
Technology	7.30
Consumer, Non-cyclical	6.89
Basic Materials	6.51
Communications	4.21
Utilities	3.91

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the Mid Cap Value Equity Class NAV returned –11.17%, underperforming the –10.44% return of the Russell Midcap Value Index.

Market Environment  •  The annual period was dominated by skyrocketing oil and gasoline prices, the after-shocks of the mortgage market collapse, ongoing deterioration of the housing market and concerns about whether the U.S. economy was or was not in a recession. Both mid- and small-cap stocks outperformed large-cap stocks, and growth outpaced value equities for the period.

Against this challenging backdrop, the portfolio’s significant overweight in the Oil Services sector helped performance relative to the benchmark. Strong performers included two international offshore and land contract drillers and an integrated energy company. Financials was one of the worst performing sectors for the period and the Fund’s significant underweight helped performance. Lastly, stock selection in the materials and processing industry contributed during the period.

Detracting from performance was stock selection in the Transportation sector. The portfolio’s underweight in the integrated oils industry also detracted from performance as the industry was one of the strongest performing areas. Lastly, the portfolio’s managed care holdings in the Health Care sector lagged and hurt performance.

During the period, we reduced the portfolio’s allocation to the Utilities sector, redeploying the assets into Consumer Discretionary holdings. In addition, we reduced selected portfolio positions in Health Care and Producer Durables. We believe the market volatility of the past year is likely to persist through the end of 2008. As a result, we anticipate maintaining the portfolio’s underweight in Financial Services, recognizing the possibility of further downside risk to that sector. Conversely, we anticipate maintaining meaningful overweights within the cyclical portions of the economy, such as the Industrials and Energy sectors.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception [2]
Mid Cap Value Equity Class NAV (began 4/28/06)	–11.17%	—	—	0.85%	–11.17%	—	—	2.00%
Russell Midcap Value Index[3,4,5]	–10.44%	—	—	0.58%	–10.44%	—	—	1.38%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since April 28, 2006.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.
5	It is not possible to invest directly in an index.

Natural Resources Fund
Subadviser: Wellington Management Company, LLP
Portfolio Managers: Karl E. Bandtel and James A. Bevilacqua

INVESTMENT OBJECTIVE & POLICIES  •  The Fund seeks long-term total return by investing primarily in equity and equity-related securities of natural resource-related companies worldwide.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Energy	68.52
Basic Materials	25.33

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the Natural Resources Class NAV returned +7.08%, outperforming the +1.89% return of the Combined Index.

Market Environment  •  Global equity markets struggled during the one-year period as continued distress in the U.S. credit markets plagued the financial industry. The markets were further complicated by steadily rising food and energy prices, which raised inflationary concerns around the globe and created uncertainty about worldwide monetary policy. This particular environment, however, favored many Natural Resource companies whose fundamentals are directly related to energy prices and rising inflation.

Performance benefited from security selection within the Oil & Gas industry and an underweight position to the Paper & Forest Products industry. Strong performance was driven by a couple of individual oil and gas companies, and a coal and methane gas producer. An overweight position in Containers & Packaging and poor security selection in Metals & Mining detracted from performance. An oil refining company, a bauxite mining and aluminum refining firm, and a South African gold mining company were the individual holdings that detracted the most from performance.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception [2]
Natural Resources Class 1 (began 10/15/05)	7.02%	—	—	19.59%	7.02%	—	—	67.39%
Natural Resources Class NAV (began 10/15/05)	7.08%	—	—	19.65%	7.08%	—	—	67.62%
Combined Index[3,4,5]	1.89%	—	—	14.30%	1.89%	—	—	47.70%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 15, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	The Combined Index is comprised of 60% MSCI World Energy Index, 30% MSCI World Metals & Mining Index and 10% MSCI World Paper & Forest Products Index.
5	It is not possible to invest directly in an index.

Optimized All Cap Fund
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Harpreet Singh, Chris Hensen, Brett Hryb, Rhonda Chang and Noman Ali

INVESTMENT OBJECTIVE & POLICIES  •  To seek long-term growth of capital by investing at least 65% of the Fund’s assets in equity securities of U.S. companies. The Fund will focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	21.29
Technology	15.20
Industrial	14.97
Financial	14.16
Energy	13.53
Consumer, Cyclical	7.21
Communications	5.97
Basic Materials	3.69
Utilities	3.48

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the Optimized All Cap Class A returned –15.38%, underperforming the –10.22% return of the Russell 3000 Index.

Market Environment  •  The Russell 3000 declined by just over 10% during the period, suffering its worst 12-month decline since 2002. The market downturn was driven by continued weakness in the housing market and the resulting credit market crisis, which has claimed a number of victims, including Bear Sterns. The Financial sector was the worst performing sector over the period, declining by nearly 33%. Economic numbers were mixed. All housing-related data continued to deteriorate, the unemployment rate increased, inflation moved higher and retail sales slowed. However, overall gross domestic product (GDP) performed better than expected due to the contribution from exports. The price of oil reached an all-time high due to tight supplies and strong demand from emerging economies.

The best performing sectors were Basic Materials, Energy, Consumer Staples and Utilities. These four sectors were the only ones that posted positive returns. Basic Materials and Energy stocks benefited from record-high commodity prices, while Consumer Staples gained from strong growth outside the U.S. and the declining U.S. dollar. The worst performing sectors were Financials, Durables and Telecommunications. Small-cap stocks outperformed large-cap stocks because there are more cyclical stocks and fewer financial stocks in the small-cap segment.

The Fund lagged the Russell 3000 Index. Stock selection within Technology and Consumer Services hurt performance, while stock selection within Financials, Merchandisers and Telecommunications boosted performance. Underweights in some of the larger Financials and overweight positions in some of the globally exposed restaurants within Merchandisers contributed to returns.

PERFORMANCE TABLE [1,4]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception [2]
Optimized All Cap Class A (began 7/28/06)	–15.38%	—	—	0.64%	–15.38%	—	—	1.34%
Optimized All Cap Class B (began 7/28/06)	–15.97%	—	—	–0.05%	–15.97%	—	—	–0.11%
Optimized All Cap Class C (began 7/28/06)	–15.97%	—	—	–0.05%	–15.97%	—	—	–0.11%
Optimized All Cap Class I (began 7/28/06)	–15.08%	—	—	0.96%	–15.08%	—	—	2.01%
Optimized All Cap Class NAV (began 6/12/08)	—	—	—	—	—	—	—	–4.15%
Russell 3000 Index (began 7/28/06)[3,5,6]	–10.22%	—	—	2.64%	–10.22%	—	—	5.61%
Russell 3000 Index (began 6/12/08)[3,5,6]	—	—	—	—	—	—	—	–3.63%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since July 28, 2006.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Since inception, a portion of the Optimized All Cap Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.
5	Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
6	It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Real Estate Equity Fund
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: David M. Lee

INVESTMENT OBJECTIVE & POLICIES  •  The Fund seeks long-term growth through a combination of capital appreciation and current income by primarily investing in the equity securities of real estate companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	89.62
Consumer, Cyclical	4.14
Basic Materials	1.40

*	Top Sectors as a percentage of market value.

PORTFOLIO MANAGER’S COMMENTARY

Performance  •  For the year ended August 31, 2008, the Real Estate Equity Class NAV returned –9.91%, underperforming the –8.64% return of the DJ Wilshire REIT Index.

Market Environment  •  The year began with promise following 2007’s disappointing real estate correction. Unfortunately, the deepening housing crisis weighed heavily on the market. However, the correction in real estate securities resulted in higher dividend yields and more attractive valuations. Demand is weakening in the current economic environment, yet lower supply appears to bode well for the long term.

The economy is weak due to the prolonged impact of the credit crisis and high energy costs. Most major real estate segments posted negative returns due to a tighter liquidity environment, restrictive underwriting standards, and weak consumer spending. While credit markets were tight, we were pleased to see some financings in recent months.

Office stocks were negative as concerns mounted about consumer and commercial weakness. Regional malls were also weak due to investor concerns about sluggish consumer spending. Lodging was the worst performing group. The protracted downturn led to lower expectations at these companies, and investors punished them. Apartments had been one of the worst performers, but now appear to be benefiting from the current housing crisis, as landlords report fewer departures into single-family homes.

The portfolio lagged the benchmark but outpaced the broad market for the period. Sluggish consumer spending, disappointing employment data, and weak economic growth weighed on performance. An overweight and stock selection in the “other real estate” segment was the largest contributor to performance. Solid stock selection in industrial REITs contributed, but that was partially offset by an overweight in the weak group.

On a negative note, our avoidance of health care REITs was the primary detractor from relative performance. We have historically chosen not to own pure-play health care REITs for a number of reasons. First, they tend to have high industry concentration, which adds to risks. Second, they are typically special-use buildings with less adaptability in the event of tenant vacancy and are often located in areas not considered prime. Finally, health care REITs possess characteristics similar to bonds, while we seek equity-like returns in our portfolio.

PERFORMANCE TABLE [1,4]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception [2]
Real Estate Equity Class NAV (began 4/28/06)	–9.91%	—	—	0.12%	–9.91%	—	—	0.27%
DJ Wilshire REIT Index[3,5,6]	–8.64%	—	—	–0.63%	–8.64%	—	—	–1.46%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since April 28, 2006.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Since inception, a portion of the Real Estate Equity Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.
5	DJ Wilshire REIT Index is an unmanaged index consisting of actively traded real estate investment trusts.
6	It is not possible to invest directly in an index.

Real Estate Securities Fund
Subadviser: Deutsche Investment Management Americas Inc.
Portfolio Managers: Jerry W. Ehlinger, John F. Robertson, John W. Vojticek and Asad Kazim

INVESTMENT OBJECTIVE & POLICIES  •  To seek a combination of long-term capital appreciation and current income by primarily investing in equity securities of REITs and real estate companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	97.34
Consumer, Cyclical	0.46

*	Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the Real Estate Securities Class 1 returned –7.58%, outperforming the –7.66% return of the Morgan Stanley REIT Index.

Market Environment  •  Throughout the annual period, REITs displayed meaningful volatility on the back of the credit crunch that brought the debt markets to a halt. Federal Reserve rate intervention coupled with the cheapest valuations relative to net asset value in six years led to periods of strong performance, but credit markets continued to be weak throughout the period. Reverberations of the sub-prime mortgage fallout found their way into all areas of the credit and financial markets. These stresses became clearly evident in the economic data as employment worsened and home prices and sales continued to decline through most of the period. Relief (mainly more Fed intervention) came in March, but that was quickly forgotten as oil steadily moved higher, creating heightened concerns for the consumer and increased fears of global inflation. This somewhat reversed itself for a time. However, weak economic data and concerns over growth continued through the end of the period.

Overall, the Fund’s stock selection aided results. Performance was strong among holdings in the Office, Retail, Hotels, and Self Storage sectors, while weaker stock selection in the Apartments and Industrial sectors detracted from performance. Stock selection in the Healthcare sector was slightly positive. Overall, sector selection had a neutral impact. Our overweight to the outperforming Apartments sector and our underweight positions in the underperforming Hotels and Retail sectors helped returns. However, our underweight position in the robust Office sector and overweight position in the weak Regional Malls sector detracted from performance. We also had slight underweight positions in Health Care and Self Storage, the two sectors that significantly outperformed, which detracted from performance. These sectors did well primarily because they were seen as defensive sectors during a period of market turmoil. The worst performing sectors were Hotels, which suffered from concerns over decreased consumer and business spending, and Industrial, which was hurt by continued downward revisions of economic growth.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2007	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception [2]
Real Estate Securities Class 1 (began 10/15/05)	–7.58%	—	—	8.43%	–7.58%	—	—	26.23%
Morgan Stanley REIT Index[3,4,5]	–7.66%	—	—	7.79%	–7.66%	—	—	24.10%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 15, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Morgan Stanley REIT Index is an unmanaged index consisting of the most actively traded real estate investment trusts.
5	It is not possible to invest directly in an index.

Real Return Bond Fund
Subadviser: Pacific Investment Management Company LLC
Portfolio Manager: Mihir Worah

INVESTMENT OBJECTIVE & POLICIES  •  The Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Treasury Inflation-Protected Securities	57.99
Financial	12.26
Federal Home Loan Mortgage Corp.	7.80
Federal National Mortgage Association	5.03
Government	2.58
Asset Backed Securities	2.51
Mortgage Securities	1.55
Energy	0.80
Consumer, Non-cyclical	0.54
Consumer, Cyclical	0.43

*	Top Sectors as a percentage of market value.

PORTFOLIO MANAGER’S COMMENTARY

Performance  •  For the year ended August 31, 2008, the Real Return Bond Class NAV returned +12.63%, outperforming the +11.90% return of the Lehman Brothers Global Real U.S. TIPS Index.

Market Environment  •  The credit crisis that began in the summer of 2007 continued to weigh on the financial markets throughout the year. Government bond yields fell worldwide amid a flight to the highest quality assets. To forestall a U.S. recession and unfreeze credit markets, the Federal Reserve lowered the federal funds rate from 5.25% to 2.00% before pausing in April due to concerns about inflation. The Fed also took several unconventional steps. It made several hundred billion dollars of liquidity facilities available against an expanded range of collateral, opened its discount window to investment banks, and arranged the rescue of Bear Stearns, a brokerage firm weighed down by subprime-related exposure. The U.S. yield curve remained steep. Agency mortgage-backed securities (MBS) continued to underperform Treasuries, driven by the liquidity crisis. Dealers struggled with regulatory capital constraints and the looming threat of further downgrades to positions; they may soon be forced to unwind more risk. Price volatility remains high and liquidity extremely poor across the capital structure.

Emphasis on shorter maturities in the U.S., U.K., and Euroland helped returns over the year as yield curves steepened. An average underweight in U.S. duration detracted from performance as U.S. yields fell. Favoring Treasury Inflation Protected Securities (TIPS) over U.S. nominal bonds in the first half helped returns as TIPS outpaced nominal bonds on strong inflation accruals as food prices increased. Exposure to emerging market currencies helped returns as the U.S. dollar weakened amid slowing growth and falling rates. An overweight to mortgages hurt returns as they lagged like-duration Treasuries amid rising global volatility. An overweight position in corporates, high yield and emerging markets bonds detracted from performance as all three sectors underperformed Treasuries.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception [2]
Real Return Bond Class 1 (began 10/15/05)	12.64%	—	—	5.75%	12.64%	—	—	17.47%
Real Return Bond Class NAV (began 10/15/05)	12.63%	—	—	5.76%	12.63%	—	—	17.49%
Lehman Brothers Global Real U.S. TIPS Index[3,4,5]	11.90%	—	—	6.41%	11.90%	—	—	19.59%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 15, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Lehman Brothers Global Real U.S.TIPS Index is an unmanaged index that consists of Inflation-Protection securities issued by the U.S.Treasury.
5	It is not possible to invest directly in an index.

Small Cap Fund
Subadviser: Independence Investments, LLC
Portfolio Manager: Charles S. Glovsky

INVESTMENT OBJECTIVE & POLICIES  •  To seek maximum capital appreciation consistent with reasonable risk to principal by investing at least 80% of the Fund’s net assets in equity securities of small-cap companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	25.08
Consumer, Cyclical	16.51
Technology	14.73
Financial	12.11
Industrial	8.16
Communications	5.96
Funds	5.03
Energy	4.15
Basic Materials	2.83

* Top Sectors as a percentage of market value.

PORTFOLIO MANAGER’S COMMENTARY

Performance  •  For the year ended August 31, 2008, the Small Cap Class NAV returned –11.22%, underperforming the –5.48% return of the Russell 2000 Index.

Market Environment  •  While small cap U.S. equities ended the past 12 months down a modest –5.48%, it was far from an ordinary period. The real estate bubble and related credit crisis weighed on the market through August 2007, causing that index to tumble. During the market sell-off, quantitative hedge fund redemptions caused major dislocations. The “Fed” action helped investors regain confidence and market volatility receded for a period. But in the fourth quarter of 2007 continued write-downs from brokerage firms, financial guarantors and mortgage lenders affected the market as a whole, causing a retightening of the lending market. This negative effect on lending reignited fears of a recession and concerns about consumer spending. This continued into the first quarter of 2008, down sharply amid worsening news from the financial sector and signs of broader economic weakening. The Fed’s facilitation of the Bear Stearns buyout and the tax rebate program rallied stocks from March to May but the battered home market, continued balance sheet problems in the financial sector, rising national unemployment and rising inflation caused markets to fall once more. In summary, this has been a truly see-saw period for the markets, one in which recognition of fundamentals has been overshadowed by market fears — a difficult environment for managers like Independence, who focus on companies with strong long term fundamentals.

Underexposure to both the financial and consumer service sectors benefitted the portfolio, but individual stock selection was the major contributor to underperformance. In healthcare, holdings in Nighthawk Radiology, Inventiv Health and Cantel Industries detracted from performance. Stocks within technology also detracted from performance, including Secure Computing and Radiant Systems. Stocks which added to performance included Fuel Systems Solutions and G-III Apparel Group within the consumer cyclical sector and Goodrich Petroleum within the energy sector. The small cap sector was often led by momentum stocks, as investors paid up for growth at any price.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception [2]
Small Cap Class 1 (began 10/15/05)	–11.25%	—	—	1.13%	–11.25%	—	—	3.30%
Small Cap Class NAV (began 10/15/05)	–11.22%	—	—	1.19%	–11.22%	—	—	3.45%
Russell 2000 Index[3,4,5]	–5.48%	—	—	6.84%	–5.48%	—	—	20.99%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 15, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.
5	It is not possible to invest directly in an index.

Small Cap Index Fund
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Carson Jen and Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES  •  The Fund seeks to approximate the aggregate total return of a small-cap U.S. domestic equity market index that primarily invests in (a) common stocks that are included in the Russell 2000 Index and (b) securities that are believed to behave in a manner similar to the Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	18.76
Financial	16.04
Industrial	13.71
Consumer, Cyclical	10.29
Technology	8.17
Communications	6.88
Energy	5.65
Basic Materials	3.33
Utilities	3.07

*	Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the Small Cap Index Class NAV returned –5.60%, underperforming the –5.48% return of the Russell 2000 Index.

Market Environment  •  The U.S. economy’s growth was modest over the past 12 months and the economy, as measured by the gross domestic product (GDP), grew at an annualized rate of 2.2%, although recession fears persisted. The year-over-year headline inflation rate rose from 2.5% a year ago to 5.6% in August, primarily due to increased energy costs. The core inflation rate inched up to 2.5% from 2.2%. The Federal Reserve acted aggressively to forestall any weakening of the economy and lowered the benchmark federal funds rate from 5.25% to 2.0%, including a reduction of 125 basis points (1.25 percentage points) in January 2008. In August, the unemployment rate was at 5.7%, up from 4.6% a year earlier. The job market remained weak, with monthly job losses throughout 2008, suggesting a stagnating economy. The Conference Board’s Consumer Confidence Index has dropped steadily over the past year and was at 51 in August 2008, off from a high of 111 just a year ago.

For the period, Russell Other and Integrated Oils were the best performing sectors, returning 84.9% and 60.7%, respectively; Auto & Transportation and Consumer Discretionary were the worst performers, returning –17.9% and –16.9%, respectively.

Some of the best performing securities included James River Coal which rose almost eight-fold and Sequenom Inc. with a return of over 360%. Idearc Inc and RH Donnelley Corp. were among the worst performers dropping more than 90%.

The fund invests in an optimized basket consisting of about 1800 securities of the Russell 2000 Index and hedges all cash with Russell 2000 futures contracts. It is well-positioned to meet its goal of replicating the performance and portfolio characteristics of the Russell 2000 Index.

PERFORMANCE TABLE [1,4]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception [2]
Small Cap Index Class NAV (began 10/29/05)	–5.60%	—	—	6.26%	–5.60%	—	—	18.81%
Russell 2000 Index[3,5,6]	–5.48%	—	—	6.79%	–5.48%	—	—	20.53%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 29, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Since inception, a portion of the Small Cap Index Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.
5	Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.
6	It is not possible to invest directly in an index.

Small Cap Opportunities Fund
Subadviser: Munder Capital Management, LLC and Invesco Aim Capital Management, Inc.
Portfolio Managers: Robert E. Crosby, Julie R. Hollinshead, John P. Richardson, Juliet S. Ellis, Juan R. Hartsfield and Clay Manley

INVESTMENT OBJECTIVE & POLICIES  •  To seek long-term capital appreciation by investing at least 80% of the Fund’s net assets in equity securities of small-capitalization companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	20.22
Industrial	18.25
Consumer, Non-cyclical	15.60
Consumer, Cyclical	9.70
Communications	9.15
Energy	7.95
Technology	6.52
Basic Materials	3.43
Utilities	3.08

*	Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the Small Cap Opportunities Class NAV returned –18.04%, underperforming the –5.48% return for the Russell 2000 Index.

Market Environment  •  The low quality, low price, low market-cap rally in August compounded the highly volatile markets of the past 12 months for active small-cap managers who have been left behind by their benchmarks. August was the second month in a row of poor relative performance, with less than 19% of small-cap value funds outperforming the Russell 2000 Value Index. Thus far in the third calendar quarter, less than 8% of small-cap value funds have topped their index.

The portfolio’s lagging performance was primarily attributable to weak stock selection, particularly in the Financials sector. Holdings in the Industrials sector also had a significant negative impact on relative performance. The weakness in these two sectors more than offset positive stock selection in the Health Care, Consumer Staples and Utilities sectors. Some of the weakness in active manager performance in July and August could be attributed to the Russell indices rebalance. Without the rebalance on June 27, the Russell 2000 Index would have gained 4.3% over the last two months versus 6.1% for the new benchmark. The difference in performance can be attributed to the recent weakness in Energy and strength in Financials, Health Care, and Industrials. We also see that the smallest of the small companies have performed well recently along with the poor earnings companies and low-priced stocks.

Despite the difficult environment for small-cap stocks and the portfolio’s lagging performance for the year ended August 31, 2008, the portfolio’s fundamentals have held up well relative to both small-cap stocks and large-cap stocks. Earnings over the last 12 months have risen by 7.8%, relative to –1.1% for the Russell 2000 Value Index. We believe the combination of strong earnings growth and declining stock prices has led to attractive valuations for the portfolio, both on an absolute and relative basis. At period end, the portfolio’s trailing price-to-earnings (P/E) ratio, a widely used measure of valuation, was 14.2, compared to 16.2 for the Russell 2000 Value Index, for the past 12 months.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception [2]
Small Cap Opportunities Class 1 (began 10/15/05)	–18.09%	—	—	–2.25%	–18.09%	—	—	–6.35%
Small Cap Opportunities Class NAV (began 10/15/05)	–18.04%	—	—	–2.21%	–18.04%	—	—	–6.22%
Russell 2000 Index[3,4,6,7]	–5.48%	—	—	6.84%	–5.48%	—	—	20.99%
Russell 2000 Value Index[3,5,6,7]	–7.52%	—	—	5.60%	–7.52%	—	—	16.99%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 15, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Russell 2000 Index is an unmanaged index composed of 2,000 U.S. Small Capitalization Stocks.
5	Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
6	Since June 2008, the index changed from Russell 2000 Value Index to Russell 2000 Index to more accurately reflect the investment objective of the Small Cap Opportunities Fund.
7	It is not possible to invest directly in an index.

Small Company Fund
Subadviser: American Century Investment Management, Inc.
Portfolio Managers: Wilhelmine von Turk, Thomas P. Vaiana, Brian Ertley and Melissa Fong

INVESTMENT OBJECTIVE & POLICIES  •  To seek long-term capital growth by investing at least 80% of the Fund’s net assets in stocks of companies that have market capitalization not greater than that of the largest company in the S&P SmallCap 600 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Cyclical	18.48
Industrial	17.69
Consumer, Non-cyclical	15.33
Financial	14.47
Technology	12.85
Energy	7.61
Communications	4.39
Utilities	2.73
Basic Materials	2.42

*	Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the Small Company Class NAV returned –11.90%, underperforming the –6.20% return of the S&P Small Cap 600 Index.

Market Environment  •  The broad U.S. equity indexes suffered double-digit declines for the 12-month period in an environment of exceptionally high market volatility. One of the main factors contributing to the stock market chaos was a meltdown in the subprime mortgage market, which led to a persistent liquidity crunch in the credit markets. In addition, the U.S. economy teetered on the brink of recession amid a deteriorating housing market, rising unemployment, and weaker consumer spending. Other than uneven but noteworthy rallies in the fall of 2007 and the spring of 2008, the stock market sustained its downward trajectory throughout the 12 months. Small-cap stocks held up best overall, outpacing their large and mid-cap counterparts.

Within the portfolio, Materials stocks were far and away the best contributors to absolute performance. Utilities and Energy also generated positive results, while Information Technology and Consumer Discretionary stocks suffered the largest declines during the period. Stock selection in the Information Technology sector contributed the most to the portfolio’s underperformance of its benchmark index, particularly among semiconductor manufacturers and electronic equipment makers. Stock choices in the Energy and Health Care sectors also detracted notably from relative results. On the positive side, stock selection added value in the Materials sector, led by chemicals producers and metals and mining companies. The portfolio’s Consumer Discretionary stocks also contributed to relative performance, particularly apparel makers and specialty retailers.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception [2]
Small Company Class 1 (began 10/15/05)	–11.92%	—	—	–0.77%	–11.92%	—	—	–2.22%
Small Company Class NAV (began 10/15/05)	–11.90%	—	—	–0.73%	–11.90%	—	—	–2.08%
S&P Small Cap 600 Index[3,4,5]	–6.20%	—	—	4.54%	–6.20%	—	—	13.84%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 15, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	S&P Small Cap 600 Index is an unmanaged index composed of 600 U.S. small-sized companies.
5	It is not possible to invest directly in an index.

Small Company Growth Fund
Subadviser: AIM Capital Management, Inc.
Portfolio Managers: Juliet S. Ellis, Juan R. Hartsfield and Clay Manley

INVESTMENT OBJECTIVE & POLICIES  •  To seek long-term growth of capital by investing at least 80% of the Fund’s net assets in securities of small-capitalization companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	26.49
Industrial	16.17
Technology	14.23
Consumer, Cyclical	11.50
Energy	7.09
Communications	5.73
Financial	5.68
Utilities	1.71
Basic Materials	0.56

*	Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the Small Company Growth Class NAV returned –6.57%, underperforming the –3.79% return of the Russell 2000 Growth Index.

Market Environment  •  Major U.S. equity markets had negative performance during the fiscal year due to ongoing concerns about the credit markets, weakness in the housing market, rising energy and food prices and a deteriorating outlook for corporate earnings. In this environment, indexes measuring the performance of large-, mid- and small-cap stocks were all in negative territory, with small-cap stocks generally outperforming mid- and large-cap stocks. Overall, growth-style stocks outperformed value stocks.

The Fund underperformed the benchmark by the widest margin in the Information Technology sector, driven by both stock selection and an overweight position. A couple of semiconductor holdings were among the key detractors from performance. The Fund also trailed the benchmark in the Industrials, Health Care and Financials sectors. Underperformance in the Industrials and Financials sectors were caused by weak stock selection. Underperformance in the Health Care sector was the result of poor stock selection and an underweight position in an area with good benchmark results.

Some of these weak returns were offset by outperformance in other sectors, including Consumer Staples and Utilities. Strength in these two sectors was largely a result of stock selection.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception [2]
Small Company Growth Class NAV (began 10/29/05)	–6.57%	—	—	7.95%	–6.57%	—	—	24.38%
Russell 2000 Growth Index[3,4,5]	–3.79%	—	—	7.26%	–3.79%	—	—	22.13%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 29, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.
5	It is not possible to invest directly in an index.

Small Company Value Fund
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Preston G. Athey

INVESTMENT OBJECTIVE & POLICIES  •  To seek long-term growth of capital by investing at least 80% of the Fund’s net assets in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Value Index at the time of purchase. The Fund also invests in small companies whose common stocks are believed to be undervalued.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Industrial	23.58
Financial	15.87
Consumer, Non-cyclical	13.52
Consumer, Cyclical	9.07
Energy	8.56
Basic Materials	7.69
Technology	5.99
Utilities	3.49
Communications	2.62
Funds	0.63

*	Top Sectors as a percentage of market value.

PORTFOLIO MANAGER’S COMMENTARY

Performance  •  For the year ended August 31, 2008, the Small Company Value Class NAV returned +1.20%, outperforming the –7.52% return of the Russell 2000 Value Index.

Market Environment  •  The past 12 months were turbulent for equity markets, primarily due to the consequences of the subprime mortgage crisis and rising prices for commodities, particularly oil. In addition, high headline inflation and a poor employment outlook combined to put considerable pressure on consumer spending.

The Russell 2000 Value Index posted a negative return, underperforming its small-cap growth peer while significantly outpacing its large-cap value counterpart. Energy was by far the leading sector, followed by Materials. Both areas benefited from rising commodity prices, though that trend had begun to reverse itself by the end of the period. Two traditionally non-cyclical sectors, Utilities and Health Care, enjoyed modest positive returns, but the remaining sectors were all negative. Consumer Discretionary and Telecommunications were the areas of greatest weakness.

The portfolio outperformed the Russell 2000 Value Index for the period, delivering a modest positive return while the Index posted a substantial loss. Broadly speaking, both stock selection and sector allocation were positive.

The greatest contribution came from Industrials and Business Services, where we benefited from strong stock choices and our overweight position. We also made very strong relative gains in Energy, Consumer Discretionary, and Health Care, principally due to stock selection in these sectors. Good stock selection in Energy was enhanced by a beneficial overweight position in the sector. Finally, a significant underweight in the Financials sector was helpful as it was battered throughout the period.

The most significant detractor was stock selection in Materials, which was partly offset by an overweight to the robust sector.

PERFORMANCE TABLE [1,4]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception [2]
Small Company Value Class 1 (began 10/15/05)	1.15%	—	—	8.41%	1.15%	—	—	26.18%
Small Company Value Class NAV (began 10/15/05)	1.20%	—	—	8.46%	1.20%	—	—	26.36%
Russell 2000 Value Index[3,5,6]	–7.52%	—	—	5.60%	–7.52%	—	—	16.99%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 15, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Since inception, a portion of the Small Company Value expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.
5	Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
6	It is not possible to invest directly in an index.

Spectrum Income Fund
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Managers: Edmund M. Notzon III, Daniel O. Shackelford, Mark J. Vaselkiv, Ian Kelson, Brian Rogers and Andrew McCormick

INVESTMENT OBJECTIVE & POLICIES  •  To seek a high level of current income with moderate share price fluctuation by maintaining broad exposure primarily to domestic and international fixed-income markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments over time.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Government	12.14
Financial	11.13
Government National Mortgage Association	10.95
Federal National Mortgage Association	8.80
Communications	7.15
Consumer, Non-cyclical	5.83
Mortgage Securities	5.76
Energy	5.42
Industrial	4.33
Consumer, Cyclical	3.78

*	Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the Spectrum Income Class NAV returned +2.06%, underperforming the +5.86% return of the Lehman Brothers Aggregate Bond Index.

Market Environment  •  The past 12 months witnessed a significant amount of volatility in both the equity and fixed income markets. The credit crisis that started in the mortgage market continued to threaten corporations and the economy as a whole, leading investors to generally prefer high-quality securities. The environment boosted longer-term Treasuries, while reducing the appeal of high-yield corporate bonds.

The economy weakened measurably over the past 12 months, which helped the Federal Reserve keep the federal funds target rate at a low and relatively beneficial level. At the same time, surging oil and food prices pushed up overall inflation, including energy and food costs, dramatically. Currently, the Fed is choosing to downplay headline inflation figures in favor of core numbers, which exclude food and fuel. The core data appears to be more benign, but the investment community remains concerned over the potential impact of persistently elevated inflation.

In a year when fixed-income securities significantly outpaced stocks, the portfolio’s dividend-paying stock portion proved to be a significant liability from a relative-return standpoint. However, stock selection within that component was favorable and helped mitigate the negative effects.

In addition to the drag on performance from its equity component, the portfolio also suffered because of its allocation to high-yield bonds, which are not represented in the benchmark index. High-yield securities saw their returns decline amid a flight to quality that favored safer, higher-quality bonds.

Overall, the portfolio’s positioning and sector allocations relative to the benchmark detracted from results, while its security selection contributed to relative returns. Sector allocations were mostly neutral or marginally positive, except for an underweight to long-term U.S. Treasury bonds and the allocation to dividend-paying stocks. These negative allocations were offset by our strong security selection within the high-yield and long-term U.S. Treasury portions of the portfolio.

PERFORMANCE TABLE [1,4]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception [2]
Spectrum Income Class NAV (began 10/29/05)	2.06%	—	—	5.08%	2.06%	—	—	15.18%
Lehman Brothers Aggregate Bond Index[3,5,6]	5.86%	—	—	4.97%	5.86%	—	—	14.83%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 29, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Since inception, a portion of the Spectrum Income Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.
5	Lehman Brothers Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.
6	It is not possible to invest directly in an index.

Strategic Bond Fund
Subadviser: Western Asset Management Company
Portfolio Managers: S. Kenneth Leech, Steven A. Walsh, Keith J. Gardner, Mark Lindbloom and Mike Buchanan

INVESTMENT OBJECTIVE & POLICIES  •  To seek a high level of total return consistent with preservation of capital by investing at least 80% of the Fund’s net assets in fixed-income securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Federal National Mortgage Association	17.82
Financial	12.49
Mortgage Securities	12.33
Energy	5.50
Consumer, Cyclical	4.65
Asset Backed Securities	4.57
Industrial	3.94
Consumer, Non-cyclical	3.89
Communications	3.67
Utilities	3.49

*	Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the Strategic Bond Class NAV returned –3.70%, underperforming the +5.86% return of the Lehman Brothers Aggregate Bond Index.

Market Environment  •  During the period, the Federal Reserve shifted from a predominant concern with inflationary pressures to a concerted effort to stimulate the economy and salvage financial markets. In addition to cutting the federal funds rate from 5.25% to 2% from last fall through early spring, the Fed announced new lending facilities targeted at strained credit conditions, with a specific focus on the mortgage market. The yield on the two-year Treasury note declined 1.77 percentage points, driving a powerful rally in the Treasury market. All other asset classes suffered as a severe flight-to-safety forced yield spreads sharply higher. Home prices declined and the drag from the homebuilding sector alone detracted more than 1% from economic growth. Still, the economy continued to expand modestly thanks to a robust trade sector, a stubborn consumer, and well-timed tax rebates.

Every asset class within the fixed income arena underperformed U.S. Treasuries. Consequently, overweights to spread product, including investment grade credit, high yield credit and emerging markets bonds, resulted in significant underperformance. The high yield allocation was the largest detractor from performance. An allocation to non-agency mortgage-backed securities also led to underperformance. These securities declined by about 25% as delinquencies and defaults on residential mortgages rose sharply. Issue selection was the third negative factor. Duration and curve strategies had marginally positive impact on performance as the long duration position benefited from lower interest rates and the curve steepener position profited from short rates declining more than longer rates.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception [2]
Strategic Bond Class 1 (began 10/15/05)	–3.74%	—	—	1.25%	–3.74%	—	—	3.65%
Strategic Bond Class NAV (began 10/15/05)	–3.70%	—	—	1.31%	–3.70%	—	—	3.82%
Lehman Brothers Aggregate Bond Index[3,4,5]	5.86%	—	—	5.03%	5.86%	—	—	15.18%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since April 28, 2006.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Lehman Brothers Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.
5	It is not possible to invest directly in an index.

Strategic Income Fund
Subadviser: MFC Global Investment Management (U.S.), LLC
Portfolio Managers: Daniel S. Janis III, John F. Iles and Barry H. Evans

INVESTMENT OBJECTIVE & POLICIES  •  The Fund seeks a high level of current income by investing at least 80% of its assets in foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities, and domestic high yield bonds.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Government	23.58
Mortgage Securities	14.26
Consumer, Cyclical	11.21
Federal National Mortgage Association	10.11
Financial	7.56
Communications	7.32
Industrial	3.92
Consumer, Non-cyclical	3.18
U.S. Treasury Notes	2.14
Basic Materials	1.86

*	Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the Strategic Income Class NAV returned +3.67%, underperforming the +5.86% return of the Lehman Brothers Aggregate Bond Index.

Market Environment  •  For the period, fixed income markets faced extreme turbulence and numerous challenges, including a nationwide home price decline, spiking energy prices, a slowing economy, a significant credit crunch, and weak capital markets. Global efforts by investors and financial institutions to lower their leverage added to market headwinds. The Federal Reserve attempted to provide liquidity not only by lowering the federal funds rate from 4.75% to 2.0% during the period, but also by establishing new liquidity facilities aimed at directly assisting the broader financial sector. Away from the Treasury market, there were few options available to avoid the market downdraft. Poor liquidity and low investor appetite for risk pushed credit spreads wider. Lower U.S. interest rates and the apparent decoupling of the global economy from the U.S. resulted in U.S. dollar weakness for most of the year. This trend reversed sharply over the last two months, as global economic growth slowed and commodity prices sold off.

Though the Fund maintained an average quality rating of A2, its out-of-benchmark exposure to high yield bonds detracted from its relative performance. The effects of the credit crunch and resultant risk-averse investor behavior pushed high yield credit spreads from 440 basis points (4.4 percentage points) over U.S. Treasuries last August, to 790 basis points at period end. The Fund was also held back by its underweighting of U.S. Treasuries. The Fed’s interest rate cuts and a general flight to quality resulted in robust Treasury performance. Also positive were the Fund’s holdings in Canadian government bonds. Early on, the bonds gained from the Canadian dollar’s appreciation. The bonds were then hedged back to the U.S. dollar and delivered strong local performance.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception [2]
Strategic Income Class NAV (began 4/28/06)	3.67%	—	—	3.87%	3.67%	—	—	9.30%
Lehman Brothers Aggregate Bond Index[3,4,5]	5.86%	—	—	6.06%	5.86%	—	—	14.79%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since April 28, 2006.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Lehman Brothers Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.
5	It is not possible to invest directly in an index.

Total Bond Market Fund
Subadviser: Declaration Management and Research, LLC
Portfolio Managers: Peter Farley and James E. Shallcross

INVESTMENT OBJECTIVE & POLICIES  •  The Fund seeks to track the performance of the Lehman Brothers Aggregate Bond Index by investing at least 80% of its net assets listed in this Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Federal National Mortgage Association	40.19
U.S. Treasury Notes	18.01
Financial	8.88
U.S. Treasury Bonds	6.06
Communications	3.76
Industrial	2.82
Mortgage Securities	2.62
Utilities	2.43
Federal Home Loan Mortgage Corp.	2.38
Consumer, Non-cyclical	2.27

*	Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the Total Bond Market Class NAV returned +5.54%, underperforming the +5.86% return of the Lehman Brothers Aggregate Bond Index.

Market Environment  •  Interest rates fell sharply over the period as the Federal Reserve and market participants remained concerned over slowing economic growth and the fragile condition of the financial system. Over the course of one year, the market and the economy have responded to many historic events. The worst housing market since the Great Depression, the bailout of Bear Stearns, the price of oil and other commodities hitting record highs, the U.S. dollar’s swift decline, the collapse of whole industries, such as mortgage insurance, monoline insurance, automobile, homebuilding, and banking/brokerage, and lastly, the takeover of Fannie Mae and Freddie Mac. It’s been a challenging year with the credit crisis continuing to unfold and the economy (while resilient) beginning to show cracks with plunging consumer confidence, rising unemployment, and uneven growth.

The portfolio outperformed the benchmark due to an underweight to some of the fixed income credit sectors that massively deteriorated over the period, specifically commercial mortgage-backed securities, residential mortgages and asset-backed securities. These sectors performed terribly as the deterioration in the housing market intensified and tight credit conditions began to hamper commercial real estate. Security selection also added to performance, as the portfolio avoided many of the names which suffered significantly during the economic downturn.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception [2]
Total Bond Market Class NAV (began 10/27/06)	5.54%	—	—	4.92%	5.54%	—	—	9.28%
Lehman Brothers Aggregate Bond Index[3,4,5]	5.86%	—	—	5.49%	5.86%	—	—	10.37%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 27, 2006.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Lehman Brothers Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.
5	It is not possible to invest directly in an index.

Total Return Fund
Subadviser: Pacific Investment Management Company, LLC
Portfolio Manager: William H. Gross

INVESTMENT OBJECTIVE & POLICIES  •  To seek maximum total return, consistent with preservation of capital and prudent investment management, by investing at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Federal National Mortgage Association	27.46
Mortgage Securities	27.17
Financial	23.63
Federal Home Loan Mortgage Corp.	9.23
Asset Backed Securities	5.09
Government	1.67
Consumer, Non-cyclical	0.96
Consumer, Cyclical	0.93
Communications	0.69
Energy	0.46

*	Top Sectors as a percentage of market value.

PORTFOLIO MANAGER’S COMMENTARY

Performance  •  For the year ended August 31, 2008, the Total Return Class NAV returned +7.93%, outperforming the +5.86% return of the Lehman Brothers Aggregate Bond Index.

Market Environment  •  The credit crisis that began in the summer of 2007 continued to weigh on the financial markets throughout the year. Government bond yields fell worldwide amid a flight to the highest quality assets. To forestall a U.S. recession and unfreeze credit markets, the Federal Reserve lowered the federal funds rate from 5.25% to 2.00% before pausing in April due to concerns about inflation. The Fed also took several unconventional steps. It made several hundred billion dollars of liquidity facilities available against an expanded range of collateral, opened its discount window to investment banks, and arranged the rescue of Bear Stearns, a brokerage firm weighed down by subprime-related exposure. The U.S. yield curve remained steep. Agency mortgage-backed securities (MBS) continued to underperform Treasuries, driven by the liquidity crisis. Dealers struggled with regulatory capital constraints and the looming threat of further downgrades to positions; they may soon be forced to unwind more risk. Price volatility remains high and liquidity extremely poor across the capital structure.

Emphasis on shorter maturities in the U.S., U.K., and the European Union Countries helped returns over the past year as the yield curves steepened. An average underweight in U.S. duration detracted from performance as the U.S. yields fell in the first half. An overweight to mortgages hurt returns as they lagged like-duration Treasuries amid rising volatility. An underweight in corporates helped returns as that sector underperformed, but was offset by an overweight in high yield as high yields underperformed Treasuries. Allocation to emerging markets also detracted from performance as they underperformed like-duration Treasuries. The emerging markets sector faced a continued deterioration in global credit markets and growing worries about an imminent slowdown in world economic activity.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception [2]
Total Return Class 1 (began 10/15/05)	7.78%	—	—	5.26%	7.78%	—	—	15.89%
Total Return Class NAV (began 10/15/05)	7.93%	—	—	5.32%	7.93%	—	—	16.10%
Lehman Brothers Aggregate Bond Index[3,4,5]	5.86%	—	—	5.03%	5.86%	—	—	15.18%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 15, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Lehman Brothers Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.
5	It is not possible to invest directly in an index.

U.S. Government Securities Fund
Subadviser: Western Asset Management Company
Portfolio Managers: S. Kenneth Leech, Steven A. Walsh, Mark S. Lindbloom, Ronald D. Mass and Frederick R. Marki

INVESTMENT OBJECTIVE & POLICIES  •  To obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. The Fund invests at least 80% of its net assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and derivative securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Federal National Mortgage Association	35.99
Mortgage Securities	32.14
Asset Backed Securities	5.71
Federal Home Loan Mortgage Corp.	1.81
U.S. Treasury Notes	1.16
Treasury Inflation-Protected Securities	0.84
Government National Mortgage Association	0.22
Financial	0.20
U.S. Treasury Bonds	0.18

*	Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the U.S. Government Securities Class NAV returned –1.62%, underperforming the +8.24% return of the Citigroup 1–10 Year Treasury Index.

Market Environment  •  During the period, the Federal Reserve shifted from a predominant concern with inflationary pressures to a concerted effort to stimulate the economy and salvage financial markets. In addition to cutting the federal funds rate from 5.25% to 2% from last fall through early spring, the Fed announced new lending facilities targeted at strained credit conditions, with a specific focus on the mortgage market. The yield on the two-year Treasury note declined 1.77 percentage points, driving a powerful rally in the Treasury market. All other asset classes suffered as a severe flight-to-safety forced yield spreads sharply higher. Home prices declined and the drag from the homebuilding sector alone detracted more than 1% from economic growth. Still, the economy continued to expand modestly thanks to a robust trade sector, a stubborn consumer, and well-timed tax rebates.

Relative to the benchmark, the portfolio’s overweight exposure to the agency mortgage-backed sector detracted from returns as spreads widened and volatility surged. However, the agency MBS sector in recent months and weeks has performed much better as it has become clear the U.S. government will support the debt and mortgage backed securities of both Fannie Mae and Freddie Mac, the two government-sponsored housing agencies. Non-agency mortgage-backed securities continued to trade poorly because of continued forced selling and deleveraging in global financial markets. Most of the Fund’s underperformance over the last year is attributed to this sector.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception [2]
U.S. Government Securities Class 1 (began 10/15/05)	–1.67%	—	—	1.64%	–1.67%	—	—	4.81%
U.S. Government Securities Class NAV (began 10/15/05)	–1.62%	—	—	1.70%	–1.62%	—	—	4.98%
Citigroup 1-10 Year Treasury Index[3,4,5]	8.24%	—	—	5.77%	8.24%	—	—	17.79%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 15, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Citigroup 1-10 Year Treasury Index is a broad measure of the performance of the short-term and medium-term U.S. Treasury securities.
5	It is not possible to invest directly in an index.

U.S. High Yield Bond Fund
Subadviser: Wells Capital Management, Incorporated
Portfolio Managers: Phil Susser and Niklas Nordenfelt

INVESTMENT OBJECTIVE & POLICIES  •  The Fund seeks total return with a high level of current income by primarily investing in corporate debt securities that are below investment grade, including preferred and other convertible securities in below investment grade debt securities. The Fund also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Communications	22.74
Consumer, Non-cyclical	17.37
Consumer, Cyclical	11.86
Financial	11.69
Energy	11.63
Industrial	7.40
Technology	5.68
Basic Materials	4.85
Utilities	3.02
Diversified	0.30

*	Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the U.S. High Yield Bond Class NAV returned +1.31%, outperforming the –1.02% return of the Merrill Lynch U.S. High Yield Master II Constrained Index.

Market Environment  •  We witnessed a significant re-pricing of risk across all markets as subprime mortgage problems spread to all market sectors. The fixed income market witnessed the near extinction of many recently developed investments such as collateralized debt obligations (CDOs), structured investment vehicles (SIVs), and auction rate securities. The Federal Reserve and U.S. Treasury took a series of actions to move aggressively and creatively to help stabilize the markets. This includes implementing significant federal funds rate cuts, facilitating the JP Morgan/Bear Stearns bailout, making a new lending facility available to investment banks and most recently, the takeover of Fannie Mae and Freddie Mac.

As investor fear and lack of confidence overwhelmed the markets and affected the economy, Treasury yields declined significantly in response to Fed easing and a flight-to-quality among investments. Over the past year, the yield curve steepened significantly, with two-year Treasury yields declining 1.88 percentage points while yields on 10-year Treasuries declined 0.80 percentage points. The underperformance of all spread sectors has produced current yield premiums to Treasuries at or near their all-time widest levels. A sharply slowing global economy and rising unemployment have set the stage for a prolonged economic slowdown.

Security selection was the largest contributor to performance during the year. As evidence of the de-levering of the financial system came forth, we focused on investing in positions in secured non-cyclical issuers. The most important contributor to performance was bonds the Fund did not hold as we avoided issuers exposed to the Financial, Housing and Consumer Discretionary sectors. The Fund’s exposure to bank loans had a neutral impact on performance. Overall, the Fund’s higher credit quality allocation also added to performance. Poor absolute returns during the period were primarily driven by the significant increase in high yield credit spreads that increased borrowing costs to high yield issuers despite the decline in Treasury yields during the period.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception [2]
U.S. High Yield Bond Class 1 (began 10/15/05)	1.25%	—	—	4.75%	1.25%	—	—	14.30%
U.S. High Yield Bond Class NAV (began 10/15/05)	1.31%	—	—	4.81%	1.31%	—	—	14.47%
Merrill Lynch U.S. High Yield Master II Constrained Index[3,4,5]	–1.02%	—	—	3.89%	–1.02%	—	—	11.78%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 15, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged index composed of U.S. currency high-yield bonds issued by U.S. and non-U.S. issuers.
5	It is not possible to invest directly in an index.

U.S. Multi Sector Fund
Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC
Portfolio Manager: Sam Wilderman

INVESTMENT OBJECTIVE & POLICIES  •  The Fund seeks total return greater than its benchmark, the Russell 3000 Index, and invests at least 80% of its net assets in investments tied economically to the U.S.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	40.02
Energy	14.97
Consumer, Cyclical	11.24
Technology	10.66
Communications	8.31
Industrial	5.22
Financial	3.73
Basic Materials	2.42
Utilities	0.06
Diversified	0.04

*	Top Sectors as a percentage of market value.

PORTFOLIO MANAGER’S COMMENTARY

Performance  •  For the year ended August 31, 2008, the U.S. Multi Sector Class NAV returned –10.64%, underperforming the –10.22% return of the Russell 3000 Index.

Market Environment  •  The U.S. market took a wild ride during the period, with bouts of extreme optimism and pessimism. Percolating recession fears and losses from financial companies drove the broad market indexes down sharply until a series of interest rate cuts stemmed the tide. In March, the Federal Reserve stepped in to save faltering Bear Stearns by facilitating a merger with JP Morgan Chase. A two-month rally followed, where risky assets thrived and the market advanced. But then, a continued rise in commodity prices and renewed financial sector worries led to a steady market decline, highlighted by several bank failures and doubts about the solvency of Fannie Mae and Freddie Mac. The Russell 3000 Index rode massive up and down swings to finish the year at a 10.22% decline.

Amid this volatility, our primary stock selection tools — valuation and momentum — performed differently. Valuation detracted modestly from returns as strong performance by high quality holdings wasn’t enough to offset weakness in some lower quality selections. Our momentum discipline is designed to identify stocks that are performing well and appear poised to continue outperforming. Positions in the Energy and Information Technology sectors and an avoidance of the troubled Financials sector helped momentum produce strong relative returns. Rising energy prices and positive performance by technology firms helped our overweight positions. The primary sector detracting from performance was Health Care, where the benefit of being overweight the sector was overcome by poor stock selection.

Consumer Discretionary stocks also detracted from returns, as a number of our overweight positions struggled in a poor economic environment. Finally, although our overweight position in Energy stocks benefited the Fund as oil prices soared, poor stock selection negated this. Consumer Staples contributed, as investors sought safer stocks in a volatile market. Our overweight position and positive stock selection drove relative returns as the sector outperformed the market.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception [2]
U.S. Multi Sector Class NAV (began 10/24/05)	–10.64%	—	—	0.84%	–10.64%	—	—	2.40%
Russell 3000 Index[3,4,5]	–10.22%	—	—	4.71%	–10.22%	—	—	14.02%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 24, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
5	It is not possible to invest directly in an index.

Value Fund
Subadviser: Morgan Stanley Investment Management, Inc.
Portfolio Managers: James Gilligan, Tom Copper, John Mazanec, Thomas Bastian, Mark Laskin, James Roeder and Sergio Marcheli

INVESTMENT OBJECTIVE & POLICIES  •  To realize an above-average total return over a market cycle of three to five years by investing in equity securities of companies with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	21.63
Consumer, Non-cyclical	19.22
Industrial	11.79
Consumer, Cyclical	10.67
Technology	10.26
Basic Materials	9.48
Utilities	8.91
Energy	4.17

*	Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the Value Class NAV returned –10.48%, underperforming the –10.44% return of the Russell Midcap Value Index.

Market Environment  •  All capitalization segments of the U.S. stock market finished the 12-month period lower, with mid- and large-cap stocks trailing small-cap stocks. Value stocks, in which the Fund primarily invests, underperformed growth stocks by a significant margin. The underperformance of value relative to growth was due in large part to value stock indexes’ higher exposure to financials, a group which was among the worst performing areas of the market during the period.

The unfolding credit crisis, rising inflation and depressed consumer spending weighed heavily on investor sentiment over the period. Despite the Federal Reserve’s (the “Fed”) interventions to help stabilize the financial markets and inject liquidity, investor confidence continued to be undermined by uncertainties about the housing market’s slide and recession worries. Investors also feared that inflation pressures, brought on by high oil prices and high food prices, would limit the Fed’s ability to fight recession. Although oil prices eased in July and August, concerns about the solvency of mortgage giants Fannie Mae and Freddie Mac contributed to sustained volatility going into the final weeks of the Fund’s fiscal year.

The main positive contributors to the Fund’s relative performance were the financials, technology and telecommunication services sectors. Within the financials sector, the Fund benefited from stock selection within regional banks, where one holding performed particularly well due to its lack of subprime mortgage exposure, and insurance stocks, a group which benefited from their relative lack of exposure to the problems in the mortgage market. In the technology sector, the Fund held a hardware and equipment stock that rallied following an acquisition bid announcement, and made further gains from strong stock selection in the software and services segment. Finally, a significant underweight in telecommunication services kept the Fund from suffering the bulk of that sector’s losses during the period.

On the other hand, the Fund’s relative performance was hurt by the consumer discretionary sector, in which stock selection in retailing and media were the primary detractors from performance. In the health care sector, weak stock selection in the pharmaceuticals group was especially detrimental. Consumer staples was another area of weakness, in particular the Fund’s holding in a pharmacy retailer whose stock price slid as the company’s access to capital became uncertain in the tighter credit conditions.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception [2]
Value Class NAV (began 10/27/06)	–10.48%	—	—	1.32%	–10.48%	—	—	2.45%
Russell Midcap Value Index[3,4,5]	–10.44%	—	—	–2.67%	–10.44%	—	—	–4.87%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 27, 2006.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap Companies with lower price-to-book ratios and lower forecasted growth value.
5	It is not possible to invest directly in an index.

Value & Restructuring Fund
Subadviser: Columbia Management Advisors LLC
Portfolio Managers: David J. Williams and Timothy Evnin

INVESTMENT OBJECTIVE & POLICIES  •  To seek long-term capital appreciation by investing at least 65% of the Fund’s assets in common stocks of U.S. and foreign companies whose share price does not reflect the economic value of the company’s assets, but where its restructuring efforts or industry consolidation will serve to highlight the true value of the company.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Energy	24.88
Industrial	16.41
Financial	14.22
Basic Materials	10.43
Consumer, Non-cyclical	9.95
Communications	9.40
Consumer, Cyclical	4.07
Technology	1.86
Utilities	1.29

*	Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the Value & Restructuring Class NAV returned –5.68%, outperforming the –11.14% return of the S&P 500 Index.

Market Environment  •  Performance was volatile throughout the year — decent for the first 10 months and very disappointing during the summer. Both the ups and downs resulted from the portfolio’s overweighted Energy, Commodities and Industrials sectors. Overall, the loss of 5.7% for the 12-month period, while disappointing, was considerably better than the 11.1% decline in the S&P 500 Index and the 14.7% drop in the Russell 1000 Value Index.

Much of the Fund’s outperformance relative to our benchmarks is attributable to the surge in oil, natural gas and coal stocks, which accounted for eight of the top 10 performers in the portfolio. Like many other value funds, we were hurt by the steep decline in the still fragile banking industry. Six of the 10 worst performers were in the Financial sector.

We believe in our low turnover investment style, which concentrates on buying cheap stocks undergoing restructuring and holding them until fundamentals prove us wrong or valuations indicate a better use of proceeds elsewhere. Properly executed, this approach works well because it is tax efficient and avoids the pitfall of excessive trading. But in this volatile market, even this conservative approach provided little refuge. At some point throughout the year, all sectors seemed to be under extreme bearish pressure. With the benefit of hindsight, the main culprit was continuing credit and liquidity issues. Such posturing has led many investors and corporations to expect higher tax rates, more trade restrictions, and closer scrutiny of the markets by regulators and politicians. Stock valuations are about as low now as they have been over the past 16 years.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception[2]
Value & Restructuring Class NAV (began 10/29/05)	–5.68%	—	—	7.76%	–5.68%	—	—	23.75%
S&P 500 Index[3,4,5]	–11.14%	—	—	4.42%	–11.14%	—	—	13.12%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 29, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.
5	It is not possible to invest directly in an index.

Vista Fund
Subadviser: American Century Investment Management, Inc.
Portfolio Managers: Glen A. Fogle and Bradley J. Eixmann

INVESTMENT OBJECTIVE & POLICIES  •  To seek long-term capital growth by investing in common stocks of companies that are medium-sized and smaller at the time of purchase.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICE

Sector Weighting*	% of Total
Consumer, Non-cyclical	20.38
Industrial	20.08
Energy	12.85
Consumer, Cyclical	12.30
Technology	11.67
Basic Materials	9.57
Communications	7.33
Financial	1.45
Funds	0.48

*	Top Sectors as a percentage of market value.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year ended August 31, 2008, the Vista Class NAV returned –6.15%, outperforming the –7.57% return of the Russell Midcap Growth Index.

Market Environment  •  U.S. stocks delivered negative returns during the period, amid a volatile market environment, sluggish economy, and credit crisis triggered by problems in the subprime mortgage market. For the reporting period, mid-cap stocks outperformed large-cap stocks, but underperformed their small-cap counterparts. Among mid-cap stocks, the Russell Midcap Growth Index declined –7.57%, compared with –10.44% for the Russell Midcap Value Index.

The Fund maintained an overweight position in the Industrials sector, which made the largest sector contribution to portfolio returns. Within the sector, the portfolio focused on the machinery industry, specifically those companies benefiting from rising agriculture demand, leading to increased demand for farming equipment. Also within the Industrials group, the portfolio held an overweight position in the electrical equipment industry, where we focused on companies involved with alternative energy. In this emerging industry group, we selected companies that have been some of the largest beneficiaries of increasing demand. In the Materials sector, the portfolio benefited from overweight stakes in select chemicals companies that are producers of fertilizer and seeds. As with our holdings in the machinery industry, these companies continued to benefit from secularly higher agriculture demand, driven by a higher standard of living in emerging markets, a lower availability of farmland and a greater global focus on biofuels.

The portfolio held an underweight in the Energy sector during the reporting period. This weighed on relative performance, as the sector continued to benefit from rising prices. Within the group, an underweight stake in the energy equipment and services industry shaved relative gains, as these companies generally benefited from increased prices for oil and natural gas.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Periods Ended August 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception [2]
Vista Class NAV (began 10/29/05)	–6.15%	—	—	11.05%	–6.15%	—	—	34.86%
Russell Midcap Growth Index[3,4,5]	–7.57%	—	—	6.32%	–7.57%	—	—	19.10%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.
2	Current subadviser has managed the fund since October 29, 2005.
3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.
4	Russell Midcap Growth Index is an unmanaged index that contains those stocks from the Russell Mid Cap Index with a greater than average growth orientation.
5	It is not possible to invest directly in an index.

John Hancock Funds II
Shareholder Expense Example

As a shareholder of John Hancock Funds II, you incur ongoing costs, such as management fees, distribution (12b-1) fees and other expenses. In the case of Absolute Return, American Diversified Growth & Income, American Fundamental Holdings and American Global Diversification, in addition to the operating expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the operating expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied operating expenses and transaction costs and the Fund may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Fund will vary. If these indirect expenses were included, your expenses paid during the period would have been higher.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2008 through August 31, 2008).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/2008	Ending Account Value 8/31/2008	Expenses Paid During Period[1] 3/1/2008– 8/31/2008	Annualized Expense Ratio[2]
Absolute Return[3]
Class A — Actual	$1,000.00	$966.80	$2.42	0.49%
Class A — Hypothetical (5% of annualized return before expenses)	1,000.00	1,022.70	2.49	0.49%
Class B — Actual	1,000.00	962.80	5.87	1.19%
Class B — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.20	6.04	1.19%
Class C — Actual	1,000.00	962.80	5.87	1.19%
Class C — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.20	6.04	1.19%
Class 1 — Actual	1,000.00	966.90	1.19	0.24%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,023.90	1.22	0.24%
Active Bond
Class 1 — Actual	$1,000.00	$979.40	$3.58	0.72%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.50	3.66	0.72%
Class NAV — Actual	1,000.00	980.70	3.34	0.67%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.80	3.41	0.67%
All Cap Core
Class NAV — Actual	$1,000.00	$975.70	$3.97	0.80%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.10	4.06	0.80%

John Hancock Funds II
Shareholder Expense Example

	Beginning Account Value 3/1/2008	Ending Account Value 8/31/2008	Expenses Paid During Period[1] 3/1/2008– 8/31/2008	Annualized Expense Ratio[2]
All Cap Growth
Class 1 — Actual	$1,000.00	$963.40	$4.89	0.99%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.20	5.03	0.99%
Class NAV — Actual	1,000.00	964.10	4.64	0.94%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.40	4.77	0.94%
All Cap Value
Class 1 — Actual	$1,000.00	$1,004.50	$4.84	0.96%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.30	4.88	0.96%
Class NAV — Actual	1,000.00	1,004.50	4.59	0.91%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.60	4.62	0.91%
American Diversified Growth & Income[3,4]
Class 1 — Actual	$1,000.00	$975.00	$0.13	0.08%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,024.70	0.41	0.08%
American Fundamental Holdings[3,4]
Class 1 — Actual	$1,000.00	$978.00	$0.13	0.08%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,024.70	0.41	0.08%
American Global Diversification[3,4]
Class 1 — Actual	$1,000.00	$951.00	$0.13	0.08%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,024.70	0.41	0.08%
Blue Chip Growth
Class 1 — Actual	$1,000.00	$1,004.70	$4.33	0.86%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.80	4.37	0.86%
Class NAV — Actual	1,000.00	1,005.30	4.08	0.81%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.10	4.12	0.81%
Capital Appreciation
Class 1 — Actual	$1,000.00	$992.20	$4.01	0.80%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.10	4.06	0.80%
Class NAV — Actual	1,000.00	993.20	3.76	0.75%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.40	3.81	0.75%
Core Bond
Class 1 — Actual	$1,000.00	$1,002.20	$4.08	0.81%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.10	4.12	0.81%
Class NAV — Actual	1,000.00	1,002.50	3.83	0.76%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.30	3.86	0.76%
Core Equity
Class 1 — Actual	$1,000.00	$849.30	$4.04	0.87%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.80	4.42	0.87%
Class NAV — Actual	1,000.00	849.60	3.81	0.82%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.00	4.17	0.82%
Emerging Growth
Class 1 — Actual	$1,000.00	$1,032.10	$4.65	0.91%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.60	4.62	0.91%
Class NAV — Actual	1,000.00	1,032.10	4.39	0.86%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.80	4.37	0.86%
Emerging Markets Value
Class NAV — Actual	$1,000.00	$850.90	$5.07	1.09%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.70	5.53	1.09%
Emerging Small Company
Class 1 — Actual	$1,000.00	$1,008.80	$5.81	1.15%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.40	5.84	1.15%
Class NAV — Actual	1,000.00	1,009.20	5.56	1.10%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.60	5.58	1.10%

John Hancock Funds II
Shareholder Expense Example

	Beginning Account Value 3/1/2008	Ending Account Value 8/31/2008	Expenses Paid During Period[1] 3/1/2008– 8/31/2008	Annualized Expense Ratio[2]
Equity-Income
Class 1 — Actual	$1,000.00	$960.60	$4.24	0.86%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.80	4.37	0.86%
Class NAV — Actual	1,000.00	961.20	3.99	0.81%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.10	4.12	0.81%
Fundamental Value
Class 1 — Actual	$1,000.00	$949.40	$4.17	0.85%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.90	4.32	0.85%
Class NAV — Actual	1,000.00	949.90	3.92	0.80%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.10	4.06	0.80%
Global Bond
Class 1 — Actual	$1,000.00	$938.70	$4.39	0.90%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.60	4.57	0.90%
Class NAV — Actual	1,000.00	938.70	4.09	0.84%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.90	4.27	0.84%
Global Real Estate
Class NAV — Actual	$1,000.00	$918.80	$5.11	1.06%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.80	5.38	1.06%
High Income
Class NAV — Actual	$1,000.00	$952.20	$3.53	0.72%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.50	3.66	0.72%
High Yield
Class 1 — Actual	$1,000.00	$998.70	$3.82	0.76%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.30	3.86	0.76%
Class NAV — Actual	1,000.00	1,000.10	3.57	0.71%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.60	3.61	0.71%
Index 500
Class NAV — Actual	$1,000.00	$972.30	$2.48	0.50%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,022.60	2.54	0.50%
International Equity Index
Class NAV — Actual	$1,000.00	$893.00	$2.71	0.57%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,022.30	2.90	0.57%
International Opportunities
Class 1 — Actual	$1,000.00	$881.90	$4.87	1.03%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.00	5.23	1.03%
Class NAV — Actual	1,000.00	881.60	4.64	0.98%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.20	4.98	0.98%
International Small Cap
Class 1 — Actual	$1,000.00	$899.30	$5.59	1.17%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.30	5.94	1.17%
Class NAV — Actual	1,000.00	899.80	5.35	1.12%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.50	5.69	1.12%
International Small Company
Class NAV — Actual	$1,000.00	$883.50	$5.21	1.10%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.60	5.58	1.10%
International Value
Class 1 — Actual	$1,000.00	$917.00	$4.72	0.98%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.20	4.98	0.98%
Class NAV — Actual	1,000.00	916.80	4.48	0.93%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.50	4.72	0.93%
Investment Quality Bond
Class 1 — Actual	$1,000.00	$991.50	$3.75	0.75%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.40	3.81	0.75%
Class NAV — Actual	1,000.00	992.60	3.51	0.70%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.60	3.56	0.70%

John Hancock Funds II
Shareholder Expense Example

	Beginning Account Value 3/1/2008	Ending Account Value 8/31/2008	Expenses Paid During Period[1] 3/1/2008– 8/31/2008	Annualized Expense Ratio[2]
Large Cap
Class 1 — Actual	$1,000.00	$994.20	$4.01	0.80%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.10	4.06	0.80%
Class NAV — Actual	1,000.00	994.90	3.76	0.75%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.40	3.81	0.75%
Large Cap Value
Class 1 — Actual	$1,000.00	$952.80	$4.32	0.88%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.70	4.47	0.88%
Class NAV — Actual	1,000.00	952.90	4.07	0.83%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.00	4.22	0.83%
Mid Cap Index
Class NAV — Actual	$1,000.00	$1,040.20	$2.51	0.49%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,022.70	2.49	0.49%
Mid Cap Intersection
Class NAV — Actual	$1,000.00	$1,008.20	$4.69	0.93%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.50	4.72	0.93%
Mid Cap Stock
Class 1 — Actual	$1,000.00	$988.30	$4.70	0.94%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.40	4.77	0.94%
Class NAV — Actual	1,000.00	988.30	4.45	0.89%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.70	4.52	0.89%
Mid Cap Value
Class 1 — Actual	$1,000.00	$970.60	$4.71	0.95%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.40	4.82	0.95%
Class NAV — Actual	1,000.00	970.60	4.46	0.90%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.60	4.57	0.90%
Mid Cap Value Equity
Class NAV — Actual	$1,000.00	$961.00	$5.03	1.02%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.00	5.18	1.02%
Natural Resources
Class 1 — Actual	$1,000.00	$906.20	$5.27	1.10%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.60	5.58	1.10%
Class NAV — Actual	1,000.00	906.30	5.03	1.05%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.90	5.33	1.05%
Optimized All Cap
Class A — Actual	$1,000.00	$946.20	$5.38	1.10%
Class A — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.60	5.58	1.10%
Class B — Actual	1,000.00	942.90	8.79	1.80%
Class B — Hypothetical (5% of annualized return before expenses)	1,000.00	1,016.10	9.12	1.80%
Class C — Actual	1,000.00	942.90	8.79	1.80%
Class C — Hypothetical (5% of annualized return before expenses)	1,000.00	1,016.10	9.12	1.80%
Class 1 — Actual	1,000.00	947.40	3.92	0.80%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.10	4.06	0.80%
Class NAV — Actual	1,000.00	961.50	1.76	0.81%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,009.30	1.80	0.81%
Real Estate Equity
Class NAV — Actual	$1,000.00	$1,053.20	$4.54	0.88%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.70	4.47	0.88%
Real Estate Securities
Class 1 — Actual	$1,000.00	$1,060.00	$4.30	0.83%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.00	4.22	0.83%
Real Return Bond
Class 1 — Actual	$1,000.00	$987.70	$4.10	0.82%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.00	4.17	0.82%
Class NAV — Actual	1,000.00	987.20	3.80	0.76%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.30	3.86	0.76%

John Hancock Funds II
Shareholder Expense Example

	Beginning Account Value 3/1/2008	Ending Account Value 8/31/2008	Expenses Paid During Period[1] 3/1/2008– 8/31/2008	Annualized Expense Ratio[2]
Small Cap
Class 1 — Actual	$1,000.00	$1,051.20	$5.16	1.00%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.10	5.08	1.00%
Class NAV — Actual	1,000.00	1,052.00	4.85	0.94%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.40	4.77	0.94%
Small Cap Index
Class NAV — Actual	$1,000.00	$1,084.50	$2.93	0.56%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,022.30	2.85	0.56%
Small Cap Opportunities
Class 1 — Actual	$1,000.00	$947.80	$5.53	1.13%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.50	5.74	1.13%
Class NAV — Actual	1,000.00	948.00	5.29	1.08%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.70	5.48	1.08%
Small Company
Class 1 — Actual	$1,000.00	$1,028.20	$6.58	1.29%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,018.70	6.55	1.29%
Class NAV — Actual	1,000.00	1,028.10	6.32	1.24%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,018.90	6.29	1.24%
Small Company Growth
Class NAV — Actual	$1,000.00	$1,046.40	$5.76	1.12%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.50	5.69	1.12%
Small Company Value
Class 1 — Actual	$1,000.00	$1,100.80	$5.65	1.07%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.80	5.43	1.07%
Class NAV — Actual	1,000.00	1,101.30	5.39	1.02%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.00	5.18	1.02%
Spectrum Income
Class NAV — Actual	$1,000.00	$992.30	$4.11	0.82%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.00	4.17	0.82%
Strategic Bond
Class 1 — Actual	$1,000.00	$961.90	$3.99	0.81%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.10	4.12	0.81%
Class NAV — Actual	1,000.00	963.00	3.75	0.76%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.30	3.86	0.76%
Strategic Income
Class NAV — Actual	$1,000.00	$998.30	$3.82	0.76%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.30	3.86	0.76%
Total Bond Market
Class NAV — Actual	$1,000.00	$999.40	$2.86	0.57%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,022.30	2.90	0.57%
Total Return
Class 1 — Actual	$1,000.00	$988.50	$3.95	0.79%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.20	4.01	0.79%
Class NAV — Actual	1,000.00	988.70	3.70	0.74%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.40	3.76	0.74%
U.S. Government Securities
Class 1 — Actual	$1,000.00	$948.50	$3.77	0.77%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.30	3.91	0.77%
Class NAV — Actual	1,000.00	948.60	3.53	0.72%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.50	3.66	0.72%
U.S. High Yield Bond
Class 1 — Actual	$1,000.00	$1,023.50	$4.17	0.82%
Class 1 — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.00	4.17	0.82%
Class NAV — Actual	1,000.00	1,023.80	3.92	0.77%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.30	3.91	0.77%

John Hancock Funds II
Shareholder Expense Example

	Beginning Account Value 3/1/2008	Ending Account Value 8/31/2008	Expenses Paid During Period[1] 3/1/2008– 8/31/2008	Annualized Expense Ratio[2]
U.S. Multi Sector
Class NAV — Actual	$1,000.00	$991.80	$4.01	0.80%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.10	4.06	0.80%
Value
Class NAV — Actual	$1,000.00	$979.40	$4.93	0.99%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.20	5.03	0.99%
Value & Restructuring
Class NAV — Actual	$1,000.00	$967.70	$4.25	0.86%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.80	4.37	0.86%
Vista
Class NAV — Actual	$1,000.00	$993.70	$5.01	1.00%
Class NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.10	5.08	1.00%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 366 (to reflect the one-half year period).

2	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Fund	Range
Absolute Return	0.70%–1.10%
American Diversified Growth & Income	0.32%–0.71%
American Fundamental Holdings	0.32%–0.50%
American Global Diversification	0.33%–0.71%

3	Expense ratios do not include fees and expenses indirectly incurred by the underlying funds.

4	American Diversified Growth & Income, American Fundamental Holdings and American Global Diversification commenced operations on July 1, 2008. Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (62), and divided by 366 (to reflect the one-half year period).

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

	Shares or Principal Amount	Value
Absolute Return Portfolio

INVESTMENT COMPANIES - 99.44%
Investment Companies - 20.02%
iShares Lehman Aggregate Bond Fund *	3,500	$352,625
iShares MSCI EAFE Index Fund *	800	50,856
PowerShares DB Commodity Index Tracking Fund	3,545	133,859
SPDR Lehman High Yield Bond ETF *	3,800	162,146
SPDR Trust Series 1	2,300	296,217
Vanguard REIT ETF *	1,800	111,006
		1,106,709

JOHN HANCOCK FUNDS II - 77.86%
Blue Chip Growth (T. Rowe Price) (f)	6,812	129,830
Capital Appreciation (Jennison) (f)	12,717	129,208
Core Bond (Wells Capital) (f)	18,384	231,270
Emerging Markets Value (DFA) (f)	28,425	269,183
Equity-Income (T. Rowe Price) (f)	5,622	90,450
Floating Rate Income (WAMCO) (f)	17,213	168,512
Fundamental Value (Davis) (f)	11,328	173,889
Global Bond (PIMCO) (f)	5,958	89,486
Global Real Estate (Deutsche) (f)	26,964	219,754
High Income (MFC Global U.S.) (f)(g)	16,514	131,617
High Yield (WAMCO) (f)	14,972	131,450
International Opportunities (Marsico) (f)	8,501	129,208
International Small Company (DFA) (f)	10,146	86,139
International Value (Templeton) (f)	8,261	129,208
Investment Quality Bond (Wellington) (f)	15,869	184,236
Large Cap Value (BlackRock) (f)	3,934	86,671
Mid Cap Stock (Wellington) (f)	7,692	130,222
Mid Cap Value Equity (RiverSource) (f)	13,254	130,681
Natural Resources (Wellington) (f)	3,154	110,415
Optimized All Cap (MFC Global U.S.A.) (f)(g)	9,764	87,873
Real Estate Equity (T. Rowe Price) (f)	27,863	237,395
Real Return Bond (PIMCO) (f)	9,929	139,496
Small Company Growth (AIM) (f)	7,568	90,442
Small Company Value (T. Rowe Price) (f)	3,661	91,129
Spectrum Income (T. Rowe Price) (f)	22,562	227,879
Strategic Income (MFC Global U.S.) (f)(g)	22,607	226,524
Total Return (PIMCO) (f)	16,362	230,382
U.S. High Yield Bond (Wells Capital) (f)	11,173	135,082
Value & Restructuring (Columbia) (f)	7,270	87,165
		4,304,796

JOHN HANCOCK FUNDS III - 1.56%
International Core (GMO) (f)	2,378	86,139
TOTAL INVESTMENT COMPANIES (Cost $5,647,492)		$5,497,644
Total Investments (Absolute Return Portfolio) (Cost $5,647,492) - 99.44%		$5,497,644
Other Assets in Excess of Liabilities - 0.56%		31,151
TOTAL NET ASSETS - 100.00%		$5,528,795

	Shares or Principal Amount	Value
Active Bond Fund

U.S. TREASURY OBLIGATIONS - 8.33%
Treasury Inflation Protected Securities (d) - 0.33%
2.00% due 07/15/2014	$1,885,764	$1,959,869

U.S. Treasury Bonds - 0.84%
4.375% due 02/15/2038	2,085,000	2,070,178
5.00% due 05/15/2037	450,000	491,730
8.75% due 08/15/2020	1,663,000	2,371,983
		4,933,891

U.S. Treasury Notes - 7.16%
2.00% due 02/28/2010	241,000	240,285
3.375% due 07/31/2013	6,210,000	6,294,903
3.875% due 05/15/2018	6,840,000	6,884,353
4.00% due 08/15/2018	8,612,000	8,743,195
4.25% due 11/15/2013	2,210,000	2,331,895
4.75% due 02/15/2010	12,865,000	13,341,404
5.125% due 05/15/2016	3,765,000	4,167,678
		42,003,713
TOTAL U.S. TREASURY OBLIGATIONS (Cost $47,913,061)		$48,897,473

U.S. GOVERNMENT AGENCY OBLIGATIONS - 32.94%

Federal Home Loan Bank - 0.02%
5.80% due 09/02/2008	135,000	135,039
Federal Home Loan Mortgage Corp. - 1.80%
5.50% due 07/01/2038	1,294,992	1,277,287
5.749% due 04/01/2037	786,753	801,447
5.842% due 03/01/2037 (b)	2,156,846	2,200,856
5.875% due 03/21/2011	81,000	76,723
6.00% due 05/01/2037 to 08/01/2038	6,131,964	6,191,939
		10,548,252
Federal National Mortgage Association - 31.08%
zero coupon due 02/01/2015	390,000	300,127
4.156% due 05/01/2035	2,748,578	2,736,160
4.375% due 03/15/2013	20,000	20,363
4.50% TBA **	6,000,000	5,810,628
5.00% due 05/01/2018 to 03/01/2038	27,937,997	27,160,169
5.00% TBA **	5,000,000	4,953,125
5.07% due 07/01/2033 (b)	2,644	2,655
5.50% due 03/15/2011 to 07/01/2038	88,105,670	87,677,062
5.50% TBA **	5,725,000	5,651,648
5.574% due 01/01/2036 (b)	1,412,455	1,436,379
5.718% due 04/01/2036 (b)	1,025,364	1,045,347
6.00% due 09/01/2022 to 01/01/2038	29,830,581	30,252,073
6.00% TBA **	11,000,000	11,106,563
6.25% due 05/15/2029	157,000	179,778
6.50% due 02/01/2036 to 02/01/2037	3,869,335	3,984,716
7.00% due 09/01/2010 to 10/25/2041	71,438	74,114
7.50% due 09/01/2029 to 08/01/2031	5,161	5,539
		182,396,446
Government National Mortgage
Association - 0.04%
5.00% due 04/15/2035	102,226	100,262
5.50% due 03/15/2035	99,191	99,346
6.00% due 03/15/2033 to 06/15/2033	40,526	41,405
6.50% due 09/15/2028 to 08/15/2031	7,302	7,673
7.00% due 04/15/2029	2,587	2,732

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

	Shares or Principal Amount		Value
Active Bond Fund (continued)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)

Government National Mortgage Association (continued)
8.00% due 10/15/2026		$2,246	$2,429
			253,847
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $192,117,793)			$193,333,584

FOREIGN GOVERNMENT OBLIGATIONS - 0.07%

Argentina - 0.01%
Republic of Argentina
0.63% due 12/31/2038 (b)	ARS	177,218	19,526
1.00% due 12/15/2035 (b)		393,449	11,617
1.00% due 12/31/2033 (b)		72,870	25,698
			56,841
Canada - 0.00%
Government of Canada
5.50% due 06/01/2010	CAD	5,000	4,932

Colombia - 0.01%
Republic of Colombia
10.00% due 01/23/2012		$20,000	23,200
11.75% due 03/01/2010	COP	8,000,000	4,203
			27,403
Japan - 0.01%
Government of Japan
0.90% due 12/22/2008	JPY	550,000	5,057
1.50% due 09/20/2014		1,350,000	12,756
1.80% due 03/22/2010		2,650,000	24,779
			42,592
Mexico - 0.04%
Government of Mexico
8.00% due 12/07/2023	MXN	238,900	22,258
8.00% due 12/19/2013		167,800	16,003
9.875% due 02/01/2010		$205,000	221,913
			260,174
Panama - 0.00%
Republic of Panama
8.875% due 09/30/2027		6,000	7,605
9.375% due 04/01/2029		1,000	1,322
			8,927
Peru - 0.00%
Republic of Peru
9.875% due 02/06/2015		2,000	2,470

Philippines - 0.00%
Republic of Philippines
9.125% due 02/22/2010	EUR	2,000	3,002

Sweden - 0.00%
Kingdom of Sweden
5.00% due 01/28/2009	SEK	30,000	4,657
5.25% due 03/15/2011		30,000	4,751
			9,408
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $431,261)			$415,749

	Shares or Principal Amount	Value
Active Bond Fund (continued)

CORPORATE BONDS - 36.90%
Advertising - 0.05%
R.H. Donnelley Corp.
8.875% due 10/15/2017	$560,000	$288,400
Aerospace - 0.05%
BAE Systems 2001 Asset Trust PLC
6.664% due 09/15/2013 (h)	37,301	38,782
BE Aerospace, Inc.
8.50% due 07/01/2018	250,000	260,625
		299,407

Agriculture - 0.24%
Archer-Daniels-Midland Company
6.45% due 01/15/2038	1,000,000	967,970
Mosaic Company
7.625% due 12/01/2016 (h)	390,000	410,136
		1,378,106
Air Travel - 0.24%
Continental Airlines, Inc., Series 00-2
8.307% due 10/02/2019	169,340	140,553
Continental Airlines, Inc., Series 991A
6.545% due 08/02/2020	100,570	90,513
Delta Air Lines, Inc.
6.821% due 08/10/2022	523,564	431,940
Delta Air Lines, Inc., Series 02-1
6.417% due 07/02/2012	515,000	448,050
Northwest Airlines, Inc., Series 07-1
7.027% due 11/01/2019	310,000	274,350
		1,385,406

Aluminum - 0.02%
Alcoa, Inc.
5.72% due 02/23/2019	150,000	136,640

Amusement & Theme Parks - 0.02%
HRP Myrtle Beach Operations LLC
7.3825% due 04/01/2012 (b)(h)	140,000	109,200
Auto Parts - 0.13%
Allison Transmission, Inc.
11.00% due 11/01/2015 (h)	395,000	363,400
Delphi Corp.
6.197% due 11/15/2033^	2,000	10
Tenneco Automotive, Inc.
8.625% due 11/15/2014	445,000	378,250
		741,660
Auto Services - 0.06%
ERAC USA Finance Company
6.375% due 10/15/2017 (h)	320,000	271,084
7.95% due 12/15/2009 (h)	10,000	10,183
United Rentals North America, Inc.
7.75% due 11/15/2013	100,000	79,000
		360,267
Automobiles - 0.09%
DaimlerChrysler N.A. Holding Corp.
5.875% due 03/15/2011	395,000	397,785
General Motors Corp.
7.125% due 07/15/2013	275,000	148,500
		546,285

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

	Shares or Principal Amount		Value

Active Bond Fund (continued)

CORPORATE BONDS (continued)

Banking - 2.31%
Allied Irish Banks PLC
7.50% due 12/29/2049 (b)	EUR	1,000	$1,361
BAC Capital Trust XIII
3.1762% due 03/15/2043 (b)		$640,000	423,357
BAC Capital Trust XV
3.4819% due 06/01/2056 (b)		925,000	718,887
Banco Mercantil del Norte SA
6.862% due 10/13/2021 (h)		435,000	403,811
Banco Santander Chile
3.0269% due 12/09/2009 (b)(h)		18,000	17,688
5.375% due 12/09/2014 (h)		5,000	4,927
Bank of America Corp., MTN
4.90% due 05/01/2013		1,000,000	967,820
Bank of Ireland
6.45% due 02/10/2010	EUR	1,000	1,478
BNP Paribas
7.195% due 12/31/2049 (b)(h)		$190,000	165,845
Chuo Mitsui Trust & Banking Company
5.506% due 12/29/2049 (b)(h)		350,000	289,031
Comerica Capital Trust II
6.576% due 02/20/2037 (b)		1,000,000	519,580
HBOS PLC
5.375% due 12/29/2049 (b)(h)		22,000	16,740
6.413% due 09/29/2049 (b)(h)		450,000	281,205
HSBC Holdings PLC
6.50% due 09/15/2037		435,000	396,652
Independence Community Bank Corp.
3.75% due 04/01/2014 (b)		5,000	3,676
Landsbanki Islands HF
3.5106% due 08/25/2009 (b)(h)		490,000	456,837
6.10% due 08/25/2011 (h)		295,000	256,375
7.431% due 12/31/2049 (b)(h)		805,000	484,489
Lloyds TSB Group PLC
6.267% due 12/31/2049 (b)(h)		545,000	431,285
Mellon Capital IV, Series 1
6.244% due 06/29/2049 (b)		400,000	305,542
Natixis
10.00% due 04/29/2049 (b)(h)		325,000	314,842
Northern Trust Company
6.50% due 08/15/2018		190,000	196,167
Rabobank Capital Funding II
5.26% due 12/31/2049 (b)(h)		790,000	727,414
RBS Capital Trust IV
3.6006% due 09/29/2049 (b)		18,000	13,245
Royal Bank of Scotland Group PLC
7.648% due 08/31/2049 (b)		580,000	547,200
Royal Bank of Scotland Group PLC, MTN
7.64% due 03/31/2049		300,000	253,427
Shinhan Bank
6.819% due 09/20/2036 (b)		515,000	432,028
Silicon Valley Bank
6.05% due 06/01/2017		415,000	358,393
Standard Chartered PLC
6.40% due 09/26/2017 (h)		1,000,000	946,472
6.409% due 01/30/2017 (b)(h)		1,215,000	963,962
SunTrust Capital VIII
6.10% due 12/01/2066 (b)		630,000	429,390
SunTrust Preferred Capital I
5.853% due 12/31/2049 (b)		605,000	387,200

	Shares or Principal Amount	Value

Active Bond Fund (continued)

CORPORATE BONDS (continued)

Banking (continued)
TuranAlem Finance BV
7.875% due 06/02/2010	$12,000	$10,831
USB Capital IX
6.189% due 03/29/2049 (b)	2,025,000	1,326,375
Wachovia Capital Trust III
5.80% due 03/15/2042 (b)	915,000	494,100
		13,547,632

Broadcasting - 0.19%
News America Holdings, Inc.
6.75% due 01/09/2038	2,000	2,043
7.75% due 12/01/2045	9,000	9,264
8.25% due 08/10/2018	375,000	414,202
News America, Inc.
6.65% due 11/15/2037	415,000	400,075
XM Satellite Radio Holdings, Inc.
13.00% due 08/01/2013	360,000	316,800
		1,142,384

Building Materials & Construction - 0.31%
CRH America, Inc.
8.125% due 07/15/2018	425,000	433,461
Masco Corp.
5.85% due 03/15/2017	705,000	602,856
USG Corp.
6.30% due 11/15/2016	1,000,000	800,000
		1,836,317

Business Services - 0.32%
Electronic Data Systems Corp.
7.125% due 10/15/2009	2,000	2,066
Minerva Overseas, Ltd.
9.50% due 02/01/2017 (h)	460,000	424,350
Science Applications International Corp.
5.50% due 07/01/2033	825,000	670,517
Sotheby’s
7.75% due 06/15/2015	360,000	349,200
Xerox Corp.
6.75% due 02/01/2017	435,000	439,851
		1,885,984

Cable & Television - 1.07%
AT&T Broadband Corp.
8.375% due 03/15/2013	310,000	342,408
CCH II LLC / CCH II Capital Corp.
10.25% due 10/01/2013 (h)	312,000	276,900
Cox Communications, Inc.
4.625% due 01/15/2010	22,000	21,850
5.45% due 12/15/2014	218,000	212,656
6.75% due 03/15/2011	209,000	216,778
7.75% due 11/01/2010	207,000	218,414
Rogers Cable, Inc.
6.75% due 03/15/2015	300,000	307,708
TCI Communications, Inc.
9.80% due 02/01/2012	315,000	354,332
Time Warner Cable, Inc.
6.75% due 07/01/2018	475,000	479,554
Time Warner Companies, Inc.
7.57% due 02/01/2024	34,000	34,435

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

	Shares or Principal Amount	Value
Active Bond Fund (continued)

CORPORATE BONDS (continued)

Cable & Television (continued)
Time Warner Entertainment Company LP
8.375% due 07/15/2033	$535,000	$573,529
8.375% due 03/15/2023	335,000	365,713
Time Warner, Inc.
6.75% due 04/15/2011	575,000	588,416
7.625% due 04/15/2031	9,000	9,006
Viacom, Inc.
5.75% due 04/30/2011	1,000,000	992,119
6.625% due 05/15/2011	575,000	577,431
6.875% due 04/30/2036	760,000	686,310
		6,257,559

Cellular Communications - 0.21%
America Movil SAB de CV
5.75% due 01/15/2015	305,000	304,109
American Tower Corp.
7.50% due 05/01/2012	12,000	12,240
AT&T Wireless Services, Inc.
7.875% due 03/01/2011	211,000	225,698
8.75% due 03/01/2031	209,000	249,645
Nextel Communications, Inc.
6.875% due 10/31/2013	435,000	357,788
Rogers Wireless, Inc.
9.625% due 05/01/2011	8,000	8,821
Rural Cellular Corp.
8.5506% due 11/01/2012 (b)	60,000	61,200
		1,219,501

Chemicals - 0.33%
American Pacific Corp.
9.00% due 02/01/2015	425,000	412,250
Ecolab, Inc.
4.875% due 02/15/2015	350,000	346,750
ICI Wilmington, Inc.
4.375% due 12/01/2008	218,000	218,134
Momentive Performance Materials, Inc.
9.75% due 12/01/2014	480,000	433,200
Nova Chemicals, Ltd.
7.875% due 09/15/2025	265,000	209,350
Sterling Chemicals, Inc.
10.25% due 04/01/2015 (h)	305,000	303,475
		1,923,159

Chemicals-Diversified - 0.11%
The Dow Chemical Company
5.70% due 05/15/2018	700,000	669,291

Computers & Business Equipment - 0.09%
Cisco Systems, Inc.
5.50% due 02/22/2016	510,000	518,197

Containers & Glass - 0.14%
BWAY Corp.
10.00% due 10/15/2010	407,000	404,965
Smurfit-Stone Container Enterprises, Inc.
8.00% due 03/15/2017	435,000	348,000
US Corrugated, Inc.
10.00% due 06/12/2013	110,000	79,200
		832,165

	Shares or Principal Amount	Value

Active Bond Fund (continued)

CORPORATE BONDS (continued)

Crude Petroleum & Natural Gas - 0.34%
Apache Corp.
5.625% due 01/15/2017	$1,000,000	$1,012,225
Chesapeake Energy Corp.
7.25% due 12/15/2018	1,000,000	975,000
Premcor Refining Group, Inc.
7.50% due 06/15/2015	4,000	4,135
		1,991,360

Domestic Oil - 0.04%
Devon Financing Corp., ULC
6.875% due 09/30/2011	205,000	217,782

Drugs & Health Care - 0.04%
Allegiance Corp.
7.00% due 10/15/2026	205,000	205,605
Electrical Utilities - 3.29%
AES Eastern Energy LP, Series 99-A
9.00% due 01/02/2017	609,893	649,537
AES Gener SA
7.50% due 03/25/2014	218,000	231,625
American Electric Power Company, Inc.
5.25% due 06/01/2015	210,000	200,076
Appalachian Power Company
5.80% due 10/01/2035	39,000	33,484
7.00% due 04/01/2038	425,000	424,019
Arizona Public Service Company
5.50% due 09/01/2035	222,000	170,537
CenterPoint Energy Houston Electric LLC, Series K2
6.95% due 03/15/2033	10,000	10,037
CenterPoint Energy Resources Corp.
7.875% due 04/01/2013	235,000	249,765
CenterPoint Energy Resources Corp., MTN
6.00% due 05/15/2018	1,000,000	950,956
CenterPoint Energy, Inc.
6.50% due 05/01/2018	1,000,000	977,926
Commonwealth Edison Company
5.80% due 03/15/2018	500,000	487,016
Constellation Energy Group, Inc.
4.55% due 06/15/2015	815,000	724,194
7.60% due 04/01/2032	360,000	353,472
Dominion Resources, Inc.
5.00% due 03/15/2013	575,000	569,898
5.70% due 09/17/2012	207,000	209,803
6.30% due 09/30/2066 (b)	800,000	726,730
7.50% due 06/30/2066 (b)	320,000	288,191
Empresa Nacional De Electricidad
8.50% due 04/01/2009	8,000	8,173
Enel Finance International SA
6.25% due 09/15/2017 (h)	565,000	572,994
Enersis SA
7.375% due 01/15/2014	12,000	12,762
Entergy Louisiana LLC
8.09% due 01/02/2017	484,331	488,211
FirstEnergy Corp.
6.45% due 11/15/2011	209,000	214,715
7.375% due 11/15/2031	226,000	242,462
Funding Corp.
9.00% due 06/01/2017	924,000	979,884

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

	Shares or Principal Amount	Value

Active Bond Fund (continued)

CORPORATE BONDS (continued)

Electrical Utilities (continued)
Indiantown Cogeneration LP, Series A-9
9.26% due 12/15/2010	$62,624	$64,930
Ipalco Enterprises, Inc.
8.625% due 11/14/2011	365,000	379,600
Israel Electric Corp., Ltd.
7.25% due 01/15/2019 (h)	1,720,000	1,736,732
Midwest Generation LLC, Series B
8.56% due 01/02/2016	262,962	271,508
National Grid PLC
6.30% due 08/01/2016	485,000	481,576
Nevada Power Company
5.875% due 01/15/2015	370,000	366,321
6.65% due 04/01/2036	530,000	515,753
Pacific Gas & Electric Company
4.20% due 03/01/2011	246,000	245,412
4.80% due 03/01/2014	212,000	207,854
Peco Energy Company
5.35% due 03/01/2018	1,000,000	990,181
PSEG Power LLC
5.00% due 04/01/2014	214,000	204,815
8.625% due 04/15/2031	214,000	259,656
San Diego Gas & Electric Company, Series FFF
6.125% due 09/15/2037	1,000,000	1,004,985
Scottish Power PLC
4.91% due 03/15/2010	225,000	225,647
Sierra Pacific Power Company, Series M
6.00% due 05/15/2016	840,000	826,526
Taqa Abu Dhabi National Energy Company
5.62% due 10/25/2012 (h)	335,000	328,900
6.50% due 10/27/2036 (h)	570,000	499,430
Texas Competitive Electric Holdings Company LLC
10.25% due 11/01/2015 (h)	470,000	468,825
United Energy Distribution Property, Ltd.
4.70% due 04/15/2011 (h)	6,000	6,100
Virginia Electric and Power Company
6.00% due 01/15/2036	500,000	473,169
		19,334,387

Electronics - 0.16%
Jabil Circuit, Inc.
5.875% due 07/15/2010	17,000	16,745
Tyco Electronics Group SA
6.55% due 10/01/2017	910,000	912,775
		929,520
Energy - 0.26%
Duke Capital LLC
6.75% due 02/15/2032	511,000	478,303
Enterprise Products Operating LP
4.95% due 06/01/2010	210,000	209,738
Enterprise Products Operating LP, Series B
6.875% due 03/01/2033	209,000	200,769
Nexen, Inc.
5.875% due 03/10/2035	212,000	179,664
Salton Sea Funding Corp., Series F
7.475% due 11/30/2018	222,941	229,732
Sempra Energy
4.75% due 05/15/2009	208,000	209,033
		1,507,239

	Shares or Principal Amount	Value

Active Bond Fund (continued)

CORPORATE BONDS (continued)

Financial Services - 8.66%
Allied Capital Corp.
6.625% due 07/15/2011	$255,000	$246,401
American Express Bank FSB, BKNT
6.00% due 09/13/2017	805,000	739,549
American Express Company
7.00% due 03/19/2018	1,065,000	1,045,897
American Express Credit Corp., Series C
7.30% due 08/20/2013	575,000	584,110
American General Finance Corp.
6.90% due 12/15/2017	335,000	268,356
Astoria Depositor Corp.
8.144% due 05/01/2021 (h)	600,000	583,687
AXA Financial, Inc.
7.75% due 08/01/2010	210,000	219,780
Bear Stearns Companies, Inc.
7.25% due 02/01/2018	360,000	373,007
Bear Stearns Companies, Inc., MTN
2.9994% due 11/28/2011 (b)	640,000	622,376
Bosphorus Financial Services, Ltd.
4.6044% due 02/15/2012 (b)(h)	328,125	316,991
Bunge Ltd. Finance Corp.
5.35% due 04/15/2014	430,000	399,513
5.875% due 05/15/2013	25,000	24,331
Capmark Financial Group, Inc.
5.875% due 05/10/2012	1,300,000	838,950
Caterpillar Financial Services Corp.
4.50% due 06/15/2009	210,000	211,664
Caterpillar Financial Services Corp., MTN
5.45% due 04/15/2018	870,000	865,673
CIT Group Funding Company of Canada
4.65% due 07/01/2010	350,000	301,825
CIT Group, Inc.
5.00% due 02/13/2014	95,000	68,405
5.65% due 02/13/2017	125,000	87,778
6.00% due 04/01/2036	1,000,000	666,111
6.10% due 03/15/2067 (b)	630,000	245,540
CIT Group, Inc., MTN
5.125% due 09/30/2014	95,000	68,101
Citigroup, Inc.
5.50% due 04/11/2013	1,230,000	1,186,185
5.625% due 08/27/2012	219,000	208,861
6.125% due 11/21/2017	800,000	752,278
8.40% due 04/29/2049 (b)	1,305,000	1,107,971
CNOOC Finance 2003, Ltd.
5.50% due 05/21/2033 (h)	10,000	8,813
Credit Suisse First Boston USA, Inc.
2.89% due 11/20/2009 (b)	1,220,000	1,211,766
6.50% due 01/15/2012	209,000	217,096
Dresdner Bank-New York
7.25% due 09/15/2015	211,000	205,915
ERP Operating LP
4.75% due 06/15/2009	13,000	12,905
ESI Tractebel Acquisition Corp., Series B
7.99% due 12/30/2011	428,000	435,490
Ford Motor Credit Company LLC
9.75% due 09/15/2010	468,000	407,727
9.875% due 08/10/2011	180,000	147,762
FPL Group Capital, Inc.
6.35% due 10/01/2066 (b)	650,000	550,447

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

	Shares or Principal Amount	Value
Active Bond Fund (continued)

CORPORATE BONDS (continued)

Financial Services (continued)
Fund American Companies, Inc.
5.875% due 05/15/2013	$214,000	$200,706
General Electric Capital Corp.
5.45% due 01/15/2013	261,000	264,706
5.625% due 05/01/2018	350,000	340,277
Goldman Sachs Capital II
5.793% due 12/29/2049 (b)	760,000	471,040
Goldman Sachs Group, Inc.
6.75% due 10/01/2037	370,000	325,546
Harley-Davidson Funding Corp.
6.80% due 06/15/2018 (h)	1,000,000	976,759
Huntington Capital III
6.65% due 05/15/2037 (b)	375,000	179,865
HVB Funding Trust III
9.00% due 10/22/2031 (h)	10,000	8,974
Independencia International, Ltd.
9.875% due 01/31/2017 (h)	290,000	277,675
9.875% due 05/15/2015 (h)	100,000	98,380
International Lease Finance Corp.
3.50% due 04/01/2009	213,000	208,189
4.55% due 10/15/2009	7,000	6,758
4.75% due 07/01/2009	30,000	29,318
5.00% due 04/15/2010	211,000	201,565
5.875% due 05/01/2013	215,000	189,025
6.375% due 03/25/2013	1,000,000	894,279
International Lease Finance Corp., MTN
5.45% due 03/24/2011	1,200,000	1,091,998
International Lease Finance Corp., Series P
3.1906% due 01/15/2010 (b)	13,000	11,993
Jefferies Group, Inc.
6.45% due 06/08/2027	210,000	161,561
John Deere Capital Corp., Series D
4.125% due 01/15/2010	39,000	39,030
JP Morgan Chase & Company
6.75% due 02/01/2011	218,000	226,600
JP Morgan Chase & Company, Series L
7.90% due 12/31/2049 (b)	2,070,000	1,880,595
JP Morgan Chase Capital XX, Series T
6.55% due 09/29/2036	750,000	617,112
JP Morgan Chase Capital XXIII
3.8044% due 05/15/2047 (b)	915,000	700,061
Kaupthing Bank HF
5.75% due 10/04/2011 (h)	750,000	610,196
Lehman Brothers Holdings, Inc., MTN
3.375% due 01/26/2017 (b)	1,120,000	789,223
MBNA Capital, Series B
3.6006% due 02/01/2027 (b)	23,000	18,377
Merrill Lynch & Company, Inc.
3.3412% due 05/02/2017 (b)	800,000	567,130
7.75% due 05/14/2038	1,855,000	1,665,178
Merrill Lynch & Company, Inc., MTN
2.9031% due 06/05/2012 (b)	472,000	410,879
6.15% due 04/25/2013	1,500,000	1,421,452
6.875% due 04/25/2018	1,535,000	1,413,749
Mizuho Financial Group (Cayman), Ltd.
8.375% due 12/29/2049	455,000	454,691
Morgan Stanley
3.235% due 10/18/2016 (b)	830,000	681,715
4.25% due 05/15/2010	232,000	228,935

	Shares or Principal Amount	Value
Active Bond Fund (continued)

CORPORATE BONDS (continued)

Financial Services (continued)
Morgan Stanley, MTN
5.95% due 12/28/2017	$1,010,000	$898,812
6.625% due 04/01/2018	1,565,000	1,454,077
Morgan Stanley, MTN, Series G
5.75% due 08/31/2012	760,000	746,213
Nelnet, Inc.
7.40% due 09/29/2036 (b)	400,000	267,083
NiSource Finance Corp.
6.15% due 03/01/2013	219,000	217,520
6.80% due 01/15/2019	350,000	340,406
7.875% due 11/15/2010	216,000	224,454
Osiris Capital PLC, Series C
5.6406% due 01/15/2010 (b)(h)	920,000	911,822
Osiris Capital PLC, Series D
7.7906% due 01/15/2010 (b)(h)	360,000	361,742
PNC Financial Services Group, Inc.
8.25% due 12/31/2049 (b)	760,000	723,870
PNC Funding Corp.
2.9388% due 01/31/2012 (b)	1,000,000	943,944
4.50% due 03/10/2010	1,500,000	1,500,508
Popular North America, Inc.
4.70% due 06/30/2009	12,000	11,895
QBE Capital Funding II LP
6.797% due 06/01/2049 (b)(h)	430,000	348,359
Reliastar Financial Corp.
6.50% due 11/15/2008	14,000	14,084
Schwab Capital Trust I
7.50% due 11/15/2037 (b)	1,435,000	1,236,052
Skandinaviska Enskilda Banken AB
5.471% due 03/29/2049 (b)(h)	400,000	334,476
SLM Corp.
3.10% due 01/27/2014 (b)	1,840,000	1,459,046
4.50% due 07/26/2010	410,000	372,997
SLM Corp., MTN
8.45% due 06/15/2018	475,000	435,563
SLM Corp., MTN, Series A
2.94% due 07/27/2009 (b)	1,000,000	947,708
SLM Corp., MTN, Series X
2.8763% due 03/16/2009 (b)	600,000	577,543
SMFG Preferred Capital
6.078% due 01/29/2049 (b)(h)	400,000	325,596
Sovereign Capital Trust VI
7.908% due 06/13/2036	295,000	225,969
Tate & Lyle International Finance PLC
5.00% due 11/15/2014 (h)	208,000	190,146
Teco Finance, Inc.
6.572% due 11/01/2017	162,000	155,619
7.00% due 05/01/2012	233,000	235,416
Ucar Finance, Inc.
10.25% due 02/15/2012	39,000	40,170
Vita Capital III, Ltd., Series B-I
3.8913% due 01/01/2011 (b)(h)	870,000	841,551
Waddell & Reed Financial, Inc.
5.60% due 01/15/2011	400,000	401,530
Wells Fargo Capital XIII, MTN, Series G
7.70% due 12/29/2049 (b)	1,000,000	949,614

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
 (showing percentage of total net assets)

	Shares or Principal Amount	Value
Active Bond Fund (continued)

CORPORATE BONDS (continued)

Financial Services (continued)
Westfield Capital Corp., Ltd.
4.375% due 11/15/2010 (h)	$214,000	$210,834
		50,799,417

Food & Beverages - 1.01%
ASG Consolidated LLC/ASG Finance, Inc. zero coupon, step up to 11.50% on
11/01/2008 due 11/01/2011	395,000	363,400
Cargill, Inc.
6.125% due 09/15/2036 (h)	665,000	603,724
General Mills, Inc.
5.65% due 09/10/2012	600,000	614,685
5.70% due 02/15/2017	245,000	243,211
Kellogg Company, Series B
6.60% due 04/01/2011	209,000	220,985
Kraft Foods, Inc.
5.625% due 11/01/2011	219,000	222,406
Kroger Company
6.40% due 08/15/2017	980,000	1,001,353
McCormick & Company, Inc.
5.75% due 12/15/2017	1,000,000	961,559
Nabisco, Inc.
7.55% due 06/15/2015	229,000	245,597
SABMiller PLC
6.50% due 07/15/2018 (h)	405,000	404,670
Smithfield Foods, Inc.
7.00% due 08/01/2011	18,000	17,100
Supervalu, Inc.
7.50% due 11/15/2014	500,000	495,000
Tesco PLC
6.15% due 11/15/2037 (h)	570,000	506,914
		5,900,604
Gas & Pipeline Utilities - 1.88%
Buckeye Partners LP
5.125% due 07/01/2017	225,000	207,433
Dynegy-Roseton Danskammer, Series B
7.67% due 11/08/2016	360,000	352,350
Energy Transfer Partners LP
6.70% due 07/01/2018	1,000,000	1,009,900
7.50% due 07/01/2038	1,440,000	1,462,245
Kinder Morgan Energy Partners LP
5.80% due 03/15/2035	208,000	177,202
7.30% due 08/15/2033	212,000	217,665
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Series B
8.50% due 07/15/2016	330,000	330,000
Michigan Consolidated Gas Company
5.70% due 03/15/2033	14,000	12,766
NGPL Pipeco LLC
7.119% due 12/15/2017 (h)	1,420,000	1,433,683
ONEOK Partners LP
6.65% due 10/01/2036	545,000	517,314
Southern Union Company
7.20% due 11/01/2066 (b)	950,000	767,113
Spectra Energy Capital LLC
6.20% due 04/15/2018	3,290,000	3,211,336
Targa Resources Partners LP
8.25% due 07/01/2016	280,000	254,800

	Shares or Principal Amount	Value
Active Bond Fund (continued)

CORPORATE BONDS (continued)

Gas & Pipeline Utilities (continued)
TEPPCO Partners LP
7.00% due 06/01/2067 (b)	$705,000	$623,841
Texas Eastern Transmission LP
6.00% due 09/15/2017 (h)	485,000	479,044
		11,056,692

Healthcare Products - 0.05%
Covidien International Finance SA
6.00% due 10/15/2017	275,000	278,753

Healthcare Services - 0.33%
Coventry Health Care, Inc.
5.875% due 01/15/2012	225,000	219,576
6.30% due 08/15/2014	420,000	395,481
UnitedHealth Group, Inc.
4.875% due 02/15/2013	225,000	218,477
5.375% due 03/15/2016	240,000	225,268
5.50% due 11/15/2012	235,000	232,642
5.80% due 03/15/2036	115,000	93,267
WellPoint, Inc.
5.00% due 12/15/2014	208,000	192,897
6.375% due 06/15/2037	415,000	373,600
		1,951,208

Holdings Companies/Conglomerates - 0.19%
General Electric Company
5.00% due 02/01/2013	1,057,000	1,068,924
SPI Electricity & Gas Australia Holdings Party, Ltd.
6.15% due 11/15/2013 (h)	16,000	16,195
		1,085,119

Homebuilders - 0.35%
Centex Corp.
4.55% due 11/01/2010	1,200,000	1,068,000
5.80% due 09/15/2009	830,000	805,100
Pulte Homes, Inc.
6.25% due 02/15/2013	210,000	191,100
		2,064,200

Hotels & Restaurants - 0.20%
Marriott International, Inc.
4.625% due 06/15/2012	26,000	24,091
Starbucks Corp.
6.25% due 08/15/2017	430,000	419,649
Starwood Hotels & Resorts Worldwide, Inc.
6.25% due 02/15/2013	340,000	322,051
Yum! Brands, Inc.
6.25% due 03/15/2018	405,000	392,025
		1,157,816

Household Products - 0.24%
Clorox Company
5.00% due 03/01/2013	600,000	594,064
5.95% due 10/15/2017	500,000	499,614
Yankee Acquisition Corp., Series B
8.50% due 02/15/2015	415,000	319,550
		1,413,228

Industrial Machinery - 0.14%
Caterpillar, Inc.
7.25% due 09/15/2009	213,000	219,816

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

	Shares or Principal Amount	Value
Active Bond Fund (continued)

CORPORATE BONDS (continued)

Industrial Machinery (continued)
Weatherford International, Ltd.
6.50% due 08/01/2036	$600,000	$578,301
		798,117

Industrials - 0.17%
Parker Hannifin Corp., Series MTN
5.50% due 05/15/2018	1,000,000	1,007,074

Insurance - 3.18%
Allied World Assurance Holdings, Ltd.
7.50% due 08/01/2016	1,490,000	1,412,697
American International Group, Inc.
8.175% due 05/15/2058 (b)(h)	1,025,000	791,692
AON Capital Trust A
8.205% due 01/01/2027	390,000	364,379
Assurant, Inc.
5.625% due 02/15/2014	209,000	193,134
6.75% due 02/15/2034	550,000	454,253
AXA SA
6.379% due 12/14/2049 (b)(h)	585,000	456,980
6.463% due 12/31/2049 (b)(h)	275,000	216,134
Catlin Insurance Company, Ltd.
7.249% due 12/31/2049 (b)(h)	500,000	301,189
Chubb Corp.
5.75% due 05/15/2018	200,000	191,896
Cigna Corp.
6.15% due 11/15/2036	500,000	435,749
Cincinnati Financial Corp.
6.92% due 05/15/2028	960,000	902,359
CNA Financial Corp.
6.00% due 08/15/2011	280,000	283,898
Endurance Specialty Holdings, Ltd.
7.00% due 07/15/2034	800,000	673,745
Financial Security Assurance Holdings, Ltd.
6.40% due 12/15/2066 (b)(h)	795,000	468,119
First American Corp.
7.55% due 04/01/2028	290,000	293,834
Foundation Re II, Ltd.
9.5569% due 11/26/2010 (b)(h)	250,000	249,926
Genworth Financial, Inc.
6.15% due 11/15/2066 (b)	790,000	568,816
Hartford Financial Services Group, Inc.
4.625% due 07/15/2013	8,000	7,648
Horace Mann Educators Corp.
6.85% due 04/15/2016	210,000	222,275
Liberty Mutual Group, Inc.
6.50% due 03/15/2035 (h)	683,000	532,896
7.50% due 08/15/2036 (h)	1,470,000	1,269,605
7.80% due 03/15/2037 (h)	455,000	342,144
Lincoln National Corp.
6.05% due 04/20/2067 (b)	495,000	388,147
7.00% due 05/17/2066 (b)	555,000	482,644
Markel Corp.
6.80% due 02/15/2013	325,000	337,283
Merna Reinsurance, Ltd., Series B
4.5506% due 07/07/2010 (b)(h)	1,000,000	960,600
Mystic Re, Ltd.
8.9818% due 12/05/2008 (b)(h)	250,000	246,450
Ohio Casualty Corp.
7.30% due 06/15/2014	380,000	385,409

	Shares or Principal Amount	Value
Active Bond Fund (continued)

CORPORATE BONDS (continued)

Insurance (continued)
PartnerRe Finance II
6.44% due 12/01/2066 (b)	$895,000	$701,216
Progressive Corp.
6.70% due 06/15/2037 (b)	225,000	184,345
Prudential Financial, Inc.
4.75% due 04/01/2014	227,000	211,233
Prudential Financial, Inc., MTN
5.15% due 01/15/2013	540,000	529,437
StanCorp Financial Group, Inc.
6.90% due 05/29/2067 (b)	825,000	696,582
Symetra Financial Corp.
6.125% due 04/01/2016 (h)	350,000	304,639
8.30% due 10/15/2037 (b)(h)	310,000	257,643
Transatlantic Holdings, Inc.
5.75% due 12/14/2015	575,000	548,240
W.R. Berkley Corp.
5.125% due 09/30/2010	900,000	899,822
6.15% due 08/15/2019	14,000	12,981
White Mountains Re Group, Ltd.
7.506% due 05/29/2049 (b)(h)	685,000	525,783
XL Capital, Ltd.
5.25% due 09/15/2014	214,000	193,612
XL Capital, Ltd., Series E
6.50% due 12/31/2049 (b)	275,000	165,000
		18,664,434

International Oil - 0.36%
ConocoPhillips Canada Funding Company
5.95% due 10/15/2036	1,000,000	999,923
Delek & Avner-Yam Tethys, Ltd.
5.326% due 08/01/2013 (h)	186,361	187,393
Gaz Capital SA
8.146% due 04/11/2018 (h)	650,000	641,875
Pemex Project Funding Master Trust
4.0763% due 06/15/2010 (b)(h)	18,000	18,018
Ras Laffan Liquefied Natural Gas Company, Ltd.
3.437% due 09/15/2009 (h)	7,938	7,946
Ras Laffan Liquefied Natural Gas Company, Ltd. III
5.838% due 09/30/2027 (h)	330,000	277,754
		2,132,909
Leisure Time - 1.10%
AMC Entertainment, Inc.
8.00% due 03/01/2014	495,000	446,737
Cinemark, Inc.
zero coupon, step up to 9.75% on
03/15/2009 due 03/15/2014	150,000	144,750
FireKeepers Development Authority
13.875% due 05/01/2015 (h)	180,000	166,050
Fontainebleau Las Vegas Holdings
10.25% due 06/15/2015 (h)	350,000	165,375
Greektown Holdings LLC
10.75% due 12/01/2013 (h)	220,000	166,100
Indianapolis Downs Capital LLC
11.00% due 11/01/2012 (h)	225,000	178,875
Isle of Capri Casinos, Inc.
7.00% due 03/01/2014	440,000	314,600
Jacobs Entertainment, Inc.
9.75% due 06/15/2014	310,000	220,100

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

	Shares or Principal Amount	Value
Active Bond Fund (continued)

CORPORATE BONDS (continued)

Leisure Time (continued)
Little Traverse Bay Bands of Odawa Indians
10.25% due 02/15/2014 (h)	$460,000	$382,950
Mashantucket Western Pequot Tribe
8.50% due 11/15/2015 (h)	85,000	62,050
MGM Mirage, Inc.
6.00% due 10/01/2009	16,000	15,680
Mohegan Tribal Gaming Authority
6.375% due 07/15/2009	208,000	201,240
8.00% due 04/01/2012	150,000	127,500
MTR Gaming Group, Inc., Series B
9.00% due 06/01/2012	185,000	152,163
9.75% due 04/01/2010	285,000	277,163
Seminole Indian Tribe of Florida
6.535% due 10/01/2020 (h)	405,000	397,256
Turning Stone Resort Casino
9.125% due 09/15/2014 (h)	370,000	356,125
Vivendi
5.75% due 04/04/2013	2,515,000	2,473,032
Waterford Gaming LLC
8.625% due 09/15/2014 (h)	235,000	219,138
		6,466,884

Liquor - 0.00%
Anheuser-Busch Companies, Inc.
6.50% due 02/01/2043	10,000	8,916

Manufacturing - 0.14%
GRUPO KUO SAB de CV
9.75% due 10/17/2017 (h)	330,000	330,000
Ingersoll-Rand Global Holding Company, Ltd.
6.875% due 08/15/2018	465,000	467,133
		797,133

Medical-Hospitals - 0.15%
Community Health Systems, Inc.
8.875% due 07/15/2015	305,000	308,050
Humana, Inc.
8.15% due 06/15/2038	590,000	588,541
		896,591

Metal & Metal Products - 0.15%
Alcan, Inc.
5.00% due 06/01/2015	6,000	5,584
Blaze Recycling & Metals LLC
10.875% due 07/15/2012 (h)	210,000	212,625
CII Carbon LLC
11.125% due 11/15/2015 (h)	405,000	398,925
Commercial Metals Company
7.35% due 08/15/2018	270,000	271,665
		888,799

Mining - 0.28%
Corporacion Nacional del Cobre
5.50% due 10/15/2013 (h)	209,000	214,391
Drummond Company, Inc.
7.375% due 02/15/2016 (h)	465,000	410,363
Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017	300,000	318,000
Rio Tinto Finance USA, Ltd.
6.50% due 07/15/2018	405,000	407,476

	Shares or Principal Amount	Value
Active Bond Fund (continued)

CORPORATE BONDS (continued)

Mining (continued)
Vedanta Resources PLC
8.75% due 01/15/2014 (h)	$315,000	$313,425
		1,663,655

Oil Comp-Integrated - 0.05%
Petro-Canada
6.05% due 05/15/2018	320,000	309,857

Oil Field Mach&Equip - 0.15%
BJ Services Company
6.00% due 06/01/2018	880,000	895,462

Paper - 0.18%
International Paper Company
7.95% due 06/15/2018	395,000	401,335
Plum Creek Timberlands LP
5.875% due 11/15/2015	320,000	296,985
Verso Paper, Inc., Series B
9.125% due 08/01/2014	380,000	357,200
		1,055,520

Petroleum Services - 0.45%
Allis-Chalmers Energy, Inc.
8.50% due 03/01/2017	210,000	190,575
Anadarko Petroleum Corp.
6.45% due 09/15/2036	1,000,000	919,107
Enterprise Products Operating LP
7.034% due 01/15/2068 (b)	405,000	351,252
8.375% due 08/01/2066 (b)	700,000	691,632
McMoRan Exploration Company
11.875% due 11/15/2014	245,000	252,350
Valero Logistics Operations LP
6.05% due 03/15/2013	248,000	240,376
		2,645,292

Pharmaceuticals - 0.57%
Allergan, Inc.
5.75% due 04/01/2016	400,000	395,229
AstraZeneca PLC
5.90% due 09/15/2017	485,000	503,757
Hospira, Inc.
5.90% due 06/15/2014	8,000	8,107
Schering Plough Corp.
5.55% due 12/01/2013	218,000	221,223
6.00% due 09/15/2017	1,200,000	1,182,422
Teva Pharmaceutical Finance LLC
5.55% due 02/01/2016	170,000	165,132
6.15% due 02/01/2036	170,000	153,083
Wyeth
5.50% due 03/15/2013	670,000	691,357
		3,320,310

Pipelines - 0.42%
Enbridge Energy Partners LP
6.50% due 04/15/2018 (h)	600,000	599,352
Enbridge Energy Partners LP, Series B
7.50% due 04/15/2038	600,000	614,548
Plains All American Pipeline LP
6.50% due 05/01/2018 (h)	265,000	260,687

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

	Shares or Principal Amount	Value
Active Bond Fund (continued)

CORPORATE BONDS (continued)

Pipelines (continued)
Texas Gas Transmission LLC
5.50% due 04/01/2013 (h)	$1,000,000	$989,225
		2,463,812

Publishing - 0.13%
Idearc, Inc.
8.00% due 11/15/2016	505,000	228,513
New York Times Company
4.50% due 03/15/2010	575,000	552,224
		780,737

Railroads & Equipment - 0.13%
Union Pacific Corp.
5.70% due 08/15/2018	785,000	744,437

Real Estate - 2.42%
AvalonBay Communities, Inc.
5.50% due 01/15/2012	605,000	592,715
Boston Properties, Ltd.
6.25% due 01/15/2013	215,000	216,714
Camden Property Trust
5.00% due 06/15/2015	216,000	192,618
Colonial Properties Trust
6.25% due 06/15/2014	211,000	198,229
Colonial Realty LP
5.50% due 10/01/2015	231,000	205,063
Developers Diversified Realty Corp.
4.625% due 08/01/2010	22,000	21,353
Duke Realty LP
5.95% due 02/15/2017	1,505,000	1,386,456
6.25% due 05/15/2013	1,000,000	986,131
HCP, Inc., MTN
6.70% due 01/30/2018	600,000	528,940
Health Care Property Investors, Inc.
6.30% due 09/15/2016	750,000	650,538
Health Care Property Investors, Inc., MTN, REIT
4.875% due 09/15/2010	229,000	221,727
5.625% due 02/28/2013	520,000	479,498
Health Care, Inc.
6.00% due 11/15/2013	215,000	208,182
6.20% due 06/01/2016	680,000	632,633
Healthcare Realty Trust, Inc.
8.125% due 05/01/2011	360,000	373,336
Hospitality Properties Trust
6.75% due 02/15/2013	612,000	571,096
HRPT Properties Trust
6.65% due 01/15/2018	200,000	179,931
Kimco Realty Corp.
5.70% due 05/01/2017	775,000	680,185
Nationwide Health Properties, Inc.
6.50% due 07/15/2011	285,000	291,356
ProLogis
5.625% due 11/15/2016	425,000	374,056
6.625% due 05/15/2018	480,000	442,179
Realty Income Corp.
5.95% due 09/15/2016	560,000	505,193
Rouse Company LP
5.375% due 11/26/2013	209,000	159,198
6.75% due 05/01/2013 (h)	420,000	349,059

	Shares or Principal Amount		Value
Active Bond Fund (continued)

CORPORATE BONDS (continued)

Real Estate (continued)
Rouse Company LP, REIT
3.625% due 03/15/2009		$645,000	$622,698
Simon Property Group LP
5.75% due 12/01/2015		530,000	522,558
5.875% due 03/01/2017		595,000	554,123
Simon Property Group LP, REIT
5.625% due 08/15/2014		530,000	503,029
USB Realty Corp.
6.091% due 12/22/2049 (b)(h)		500,000	315,000
Vornado Realty LP
5.60% due 02/15/2011		800,000	779,190
Westfield Group
5.40% due 10/01/2012 (h)		475,000	451,291
			14,194,275

Retail - 0.38%
CVS Caremark Corp.
2.9819% due 06/01/2010 (b)		900,000	883,283
5.75% due 06/01/2017		400,000	391,637
6.302% due 06/01/2037 (b)		710,000	602,613
Macys Retail Holdings, Inc.
7.875% due 07/15/2015		360,000	362,790
			2,240,323

Retail Trade - 0.09%
CVS Caremark Corp.
6.125% due 08/15/2016		515,000	514,434

Software - 0.06%
Fiserv, Inc.
6.80% due 11/20/2017		330,000	335,367

Steel - 0.03%
Steel Capital SA for OAO Severstal
9.75% due 07/29/2013		195,000	194,171

Telecommunications Equipment & Services - 0.85%
Citizens Communications Company
6.25% due 01/15/2013		290,000	276,950
9.00% due 08/15/2031		900,000	780,750
Deutsche Telekom International Finance BV
6.75% due 08/20/2018		870,000	869,664
7.125% due 07/11/2011	EUR	1,000	1,523
8.50% due 06/15/2010		$222,000	234,954
8.75 due 06/15/2030		227,000	250,193
Digicel Group, Ltd.
8.875% due 01/15/2015 (h)		400,000	375,520
Embarq Corp.
7.995% due 06/01/2036		820,000	723,628
France Telecom SA
7.75% due 03/01/2011		20,000	21,311
8.50% due 03/01/2031		220,000	263,698
SBC Communications, Inc.
4.125% due 09/15/2009		207,000	208,167
5.10% due 09/15/2014		16,000	15,825
5.625% due 06/15/2016		12,000	11,933
Singapore Telecommunications, Ltd.
6.375% due 12/01/2011 (h)		9,000	9,403
VIP Finance Ireland, Ltd. for OJSC Vimpel Communications
8.375% due 04/30/2013 (h)		640,000	618,556

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

	Shares or Principal Amount	Value
Active Bond Fund (continued)

CORPORATE BONDS (continued)

Telecommunications Equipment & Services (continued)
West Corp.
11.00% due 10/15/2016	$425,000	$332,563
		4,994,638
Telephone - 1.58%
AT&T, Inc.
6.30% due 01/15/2038	500,000	471,482
6.40% due 05/15/2038	390,000	372,640
BellSouth Corp.
4.20% due 09/15/2009	212,000	213,354
6.00% due 11/15/2034	820,000	743,124
British Telecommunications PLC
5.95% due 01/15/2018	405,000	384,246
Cincinnati Bell, Inc.
8.375% due 01/15/2014	405,000	383,231
Qwest Corp.
7.875% due 09/01/2011	315,000	312,637
Sprint Capital Corp.
6.375% due 05/01/2009	212,000	213,590
6.875% due 11/15/2028	1,200,000	1,020,000
8.375% due 03/15/2012	207,000	208,553
8.75% due 03/15/2032	2,685,000	2,611,163
Telecom Italia Capital SA
4.00% due 01/15/2010	670,000	660,270
4.00% due 11/15/2008	169,000	168,997
7.20% due 07/18/2036	650,000	597,740
7.721% due 06/04/2038	600,000	585,104
Verizon Communications, Inc.
6.90% due 04/15/2038	310,000	306,957
Verizon New York, Inc., Series A
6.875% due 04/01/2012	15,000	15,551
		9,268,639

Tobacco - 0.21%
Alliance One International, Inc.
8.50% due 05/15/2012	170,000	159,375
11.00% due 05/15/2012	145,000	147,537
Philip Morris International, Inc.
5.65% due 05/16/2018	620,000	609,960
Reynolds American, Inc.
7.25% due 06/01/2013	320,000	332,648
		1,249,520

Transportation - 0.14%
CMA CGM SA
7.25% due 02/01/2013 (h)	455,000	394,712
Navios Maritime Holdings, Inc.
9.50% due 12/15/2014	385,000	367,675
Overseas Shipholding Group, Inc.
8.75% due 12/01/2013	75,000	78,000
		840,387

Utility Service - 0.27%
Public Service Company of New Mexico
4.40% due 09/15/2008	13,000	12,994
7.95% due 05/15/2018	1,000,000	988,945
Veolia Environnement
6.00% due 06/01/2018	600,000	601,683
		1,603,622

	Shares or Principal Amount	Value
Active Bond Fund (continued)

CORPORATE BONDS (continued)

Water Treatment Systems - 0.10%
American Water Capital Corp.
6.085% due 10/15/2017	$600,000	$580,627
TOTAL CORPORATE BONDS (Cost $233,621,677)		$216,526,432

MUNICIPAL BONDS - 0.20%

District of Columbia - 0.20%
George Washington University, DC, Series B
5.095% due 09/15/2032	1,175,000	1,175,000
TOTAL MUNICIPAL BONDS (Cost $1,175,000)		$1,175,000

COLLATERALIZED MORTGAGE OBLIGATIONS - 11.14%
American Home Mortgage Assets, Series 2006-6, Class A1A
2.6619% due 12/25/2046 (b)	505,855	307,789
American Home Mortgage Assets, Series 2006-6, Class XP
3.1939% IO due 12/25/2046	8,878,783	355,151
American Home Mortgage Assets, Series 2007-5, Class XP
3.7224% IO due 06/25/2047	7,116,362	345,243
American Home Mortgage Investment Trust, Series 2007-1, Class GIOP
2.1163% IO due 05/25/2047	6,265,622	310,543
American Home Mortgage Investment Trust, Series 2004-4, Class 5A
4.44% due 02/25/2045	744,897	537,387
American Tower Trust, Series 2007-1A, Class D
5.9568% due 04/15/2037 (h)	535,000	477,905
Banc of America Commercial Mortgage, Inc., Series 2004-4, Class A3
4.128% due 07/10/2042	32,284	32,044
Banc of America Commercial Mortgage, Inc., Series 2005-2, Class AJ
4.953% due 07/10/2042 (b)	50,846	42,012
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A4
5.3523% due 09/10/2047 (b)	470,000	443,196
Banc of America Commercial Mortgage, Inc., Series 2006-1, Class AM
5.421% due 09/10/2045 (b)	1,600,000	1,380,764
Banc of America Commercial Mortgage, Inc., Series 2006-2, Class A3
5.9013% due 05/10/2045 (b)	970,000	941,392
Banc of America Commercial Mortgage, Inc., Series 2006-3, Class A4
5.889% due 07/10/2044	775,000	732,000
Banc of America Commercial Mortgage, Inc., Series 2006-4, Class A3A
5.60% due 08/10/2013	750,000	720,356
Banc of America Funding Corp., Series 2006-B, Class 6A1
5.8809% due 03/20/2036 (b)	500,406	433,097
Banc of America Funding Corp., Series 2006-D, Class 6B1
5.9456% due 05/20/2036 (b)	324,059	102,171
Banc of America Funding Corp., Series 2007-E, Class 4A1
5.8515% due 09/20/2037 (b)	379,199	364,937

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

	Shares or Principal Amount	Value
Active Bond Fund (continued)

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Banc of America Large Loan, Series 2005-MIB1, Class B
2.7269% due 03/15/2022 (b)(h)	$895,000	$841,372
Banc of America Large Loan, Series 2006-BIX1, Class C
2.6469% due 10/15/2019 (b)(h)	1,000,000	928,737
Bank of America Commercial Mortgage, Inc., Series 2001-3, Class A1
4.89% due 04/11/2037	4,263	4,258
Bear Stearns Alt-A Trust, Series 2005-3, Class B2
5.471% due 04/25/2035 (b)	179,830	83,107
Bear Stearns Asset Backed Securities, Inc., Series 2003-AC4, Class A
5.00% due 09/25/2033	9,693	8,273
Bear Stearns Commercial Mortgage Securities, Inc.
1.00% due 06/11/2041 (h)	665,000	416,483
Bear Stearns Commercial Mortgage Securities, Inc., Series 2004-PWR5, Class X1
0.1275% IO due 07/11/2042 (b)	452,143	7,135
Bear Stearns Commercial Mortgage Securities, Inc., Series 2004-T16, Class X1
0.2626% IO due 02/13/2046 (b)(h)	553,702	8,074
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PWR8, Class AJ
4.75% due 06/11/2041	47,292	38,482
Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-BBA7, Class G
2.9069% due 03/15/2019 (b)(h)	700,000	623,486
Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-PW14, Class D
5.412% due 12/11/2038 (h)	400,000	232,337
Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-T24, Class AY
0.6022% IO due 10/12/2041	30,889,963	507,973
Bear Stearns Mortgage Funding Trust, Series 2006-AR4, Class A1
2.6819% due 12/25/2036 (b)	2,103,669	1,377,070
Chase Commercial Mortgage Securities Corp., Series 2000-2, Class C
7.928% due 07/15/2032	29,619	30,890
Chaseflex Trust, Series 2005-2, Class 4A1
5.00% due 06/25/2035	266,835	232,480
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A3
5.9151% due 03/15/2049 (b)	700,000	658,306
Citigroup Mortgage Loan Trust, Inc., Series 2005-10, Class 1A5A
5.8326% due 12/25/2035 (b)	366,295	278,717
Citigroup Mortgage Loan Trust, Inc., Series 2005-5, Class 2A3
5.00% due 08/25/2035	227,459	202,723
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class C
5.3995% due 09/15/2020 (b)	190,000	141,762
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4
5.3994% due 07/15/2044 (b)	360,000	342,597
Citigroup/Deutsche Bank Commercial Mortgage, Series 2006-CD2, Class AM
5.5916% due 01/15/2046 (b)	1,000,000	866,293

	Shares or Principal Amount	Value
Active Bond Fund (continued)

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial Mortgage Pass Through Certificates, Series 2003-LB1A, Class A2
4.084% due 06/10/2038	$49,859	$46,580
Commercial Mortgage Pass Through Certificates, Series 2005-C6, Class B
5.3994% due 06/10/2044 (b)	49,365	37,136
Commercial Mortgage Pass Through Certificates, Series 2005-FL11, Class AJ
2.6669% due 11/15/2017 (b)(h)	515,548	489,785
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A3
5.8992% due 06/10/2046 (b)	585,000	569,886
Countrywide Alternative Loan Trust, Series 2006-OA3, Class X
2.4345% IO due 05/25/2036 (b)	2,852,954	65,638
Countrywide Alternative Loan Trust, Series 2005-59, Class 2X
3.1878% IO due 11/20/2035 (b)	7,590,039	260,908
Countrywide Alternative Loan Trust, Series 2006-11CB, Class 3A1
6.50% due 05/25/2036	577,175	333,860
Countrywide Alternative Loan Trust, Series 2006-OA10, Class XPP
1.8995% IO due 08/25/2046 (b)	3,757,625	278,061
Countrywide Alternative Loan Trust, Series 2006-OA8, Class X
1.9407% IO due 07/25/2046 (b)	7,024,489	238,144
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB2, Class 4A
4.5209% due 07/20/2034 (b)	1,214,610	1,050,841
Credit Suisse Mortgage Capital Certificates, Series 2006-TFLA, Class B
2.6969% due 04/15/2008 (b)(h)	870,000	815,600
Crown Castle Towers LLC, Series 2006-1A, Class F
6.649% due 11/15/2036 (h)	1,760,000	1,569,135
Crown Castle Towers LLC, Series 2006-1A, Class G
6.7954% due 11/15/2036 (h)	1,225,000	1,060,561
Crown Castle Towers LLC, Series 2005-1A, Class D
5.612% due 06/15/2035 (h)	671,000	640,738
Crown Castle Towers LLC, Series 2006-1A, Class E
6.0652% due 11/15/2036 (h)	515,000	427,996
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A4
5.435% due 09/15/2034	33,673	33,575
CS First Boston Mortgage Securities Corp., Series 2001-CP4, Class A4
6.18% due 12/15/2035	32,087	32,537
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A3
6.133% due 04/15/2037	19,746	19,991
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A4
4.283% due 10/15/2039	10,860	10,465
CS First Boston Mortgage Securities Corp., Series 2005-C1, Class AX
0.1688% IO due 02/15/2038 (h)	1,157,052	10,580
CS First Boston Mortgage Securities Corp., Series 2005-C2, Class B
5.016% due 04/15/2037	58,053	43,503

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

	Shares or Principal Amount	Value
Active Bond Fund (continued)

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
DSLA Mortgage Loan Trust, Series 2005-AR5, Class X2
2.764% IO due 08/19/2045	$7,173,483	$210,721
Federal Home Loan Mortgage Corp., Series 2005-3019, Class MD
4.75% due 01/15/2031	467,472	470,465
Federal Home Loan Mortgage Corp., Series 24989, Class PE
6.00% due 08/15/2032	356,814	361,521
Federal Home Loan Mortgage Corp., Series T-41, Class 3A
7.50% due 07/25/2032	3,538	3,849
Federal National Mortgage Association, Series 2002-W3, Class A5
7.50% due 01/25/2028	6,796	7,253
Federal National Mortgage Association, Series 2003-18, Class EX
4.00% due 06/25/2017	1,299,731	1,285,675
First Horizon Alternative Mortgage Securities, Series 2004-AA2, Class 2A1
5.0368% due 08/25/2034 (b)	1,539,128	1,310,370
First Horizon Alternative Mortgage Securities, Series 2004-AA5, Class B1
5.2176% due 11/25/2034 (b)	128,730	74,080
First Horizon Alternative Mortgage Securities, Series 2006-AA2, Class B1
6.1504% due 05/25/2036 (b)	199,059	34,994
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A1
5.585% due 02/12/2034	7,344	7,372
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A2
6.07% due 06/10/2038	22,214	22,447
GE Capital Commercial Mortgage Corp., Series 2002-2A, Class A3
5.349% due 08/11/2036	14,809	14,730
GE Capital Commercial Mortgage Corp., Series 2005-C1, Class XC
0.1403% IO due 06/10/2048 (b)(h)	1,682,841	17,547
GE Capital Commercial Mortgage Corp., Series 2005-C2, Class C
5.133% due 05/10/2043 (b)	43,737	32,846
Global Signal Trust, Series 2004-2A, Class D
5.093% due 12/15/2014 (h)	295,000	273,350
Global Signal Trust, Series 2006-1, Class E
6.495% due 02/15/2036 (h)	367,000	341,252
Global Tower Partners Acquisition Partners LLC, Series 2007-1A, Class F
7.0496% due 05/15/2037 (h)	135,000	127,027
GMAC Commercial Mortgage Securities, Inc., Series 2003-C2, Class B
5.6826% due 05/10/2040 (b)	1,370,000	1,344,721
GMAC Mortgage Corp. Loan Trust, Series 2006-AR1, Class 2A1
5.6326% due 03/19/2036 (b)	277,085	219,419
Greenpoint Mortgage Funding Trust, Series 2005-AR1, Class A3
2.7519% due 06/25/2045 (b)	138,227	98,280
Greenpoint Mortgage Funding Trust, Series 2005-AR4, Class 4A2
2.8319% due 10/25/2045 (b)	623,417	354,021

	Shares or Principal Amount	Value
Active Bond Fund (continued)

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Greenpoint Mortgage Funding Trust, Series 2006-AR1, Class A2A
2.8419% due 02/25/2036 (b)	$1,007,779	$481,494
Greenwich Capital Commercial Funding Corp, Series 2007-GG9, Class C
5.554% due 02/10/2017	315,000	191,469
Greenwich Capital Commercial Funding Corp, Series 2007-GG9, Class F
5.633% due 02/10/2017	170,000	77,945
Greenwich Capital Commercial Funding Corp., Series 2002-C1, Class A2
4.112% due 01/11/2017	19,240	18,736
GS Mortgage Securities Corp. II, Series 2004-GG2, Class E
5.7594% due 08/10/2038 (b)	800,000	564,105
GS Mortgage Securities Corp. II, Series 2005-GG4, Class XC
0.2376% IO due 07/10/2039 (b)(h)	2,039,956	30,713
GS Mortgage Securities Corp. II, Series 2006-GG6, Class AM
5.622% due 04/10/2038 (b)	1,350,000	1,182,804
GSR Mortgage Loan Trust, Series 2004-14, Class 3A2
6.6825% due 12/25/2034 (b)	400,766	362,784
GSR Mortgage Loan Trust, Series 2004-9, Class B1
4.525% due 08/25/2034 (b)	301,455	231,120
GSR Mortgage Loan Trust, Series 2006-AR1, Class 3A1
5.3735% due 01/25/2036 (b)	746,508	645,339
Harborview Mortgage Loan Trust, Series 2005-16, Class 2A1B
2.7956% due 01/19/2036 (b)	338,610	152,084
Harborview Mortgage Loan Trust, Series 2005-8, Class 1X
3.0689% IO due 09/19/2035 (b)	5,118,547	113,568
Harborview Mortgage Loan Trust, Series 2006-SB1, Class A1A
3.929% due 12/19/2036 (b)	705,666	407,849
Harborview Mortgage Loan Trust, Series 2007-3, Class ES
0.35% IO due 05/19/2047	15,717,199	98,232
Harborview Mortgage Loan Trust, Series 2007-4, Class ES
0.35% IO due 07/19/2047	15,839,360	103,946
Harborview Mortgage Loan Trust, Series 2007-6, Class ES
0.3425% IO due 08/19/2037 (h)	11,023,005	68,894
IndyMac Index Mortgage Loan Trust, Series 2004-AR13, Class B1
5.2962% due 01/25/2035	185,796	94,057
Indymac Index Mortgage Loan Trust, Series 2005-AR18, Class 1X
2.9613% IO due 10/25/2036	11,682,382	262,854
Indymac Index Mortgage Loan Trust, Series 2005-AR18, Class 2X
2.6605% IO due 10/25/2036 (b)	15,411,982	221,933
IndyMac Index Mortgage Loan Trust, Series 2005-AR5, Class B1
5.5377% due 05/25/2035 (b)	299,109	144,962

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

	Shares or Principal Amount	Value
Active Bond Fund (continued)

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
IndyMac Index Mortgage Loan Trust, Series 2006-AR19, Class 1B1
6.3626% due 08/25/2036 (b)	$298,363	$27,160
JP Morgan Chase Commercial Mortgage Securities Corp, Series 2005-LDP5, Class G
5.4995% due 12/15/2044 (b)	600,000	375,684
JP Morgan Chase Commercial Mortgage Securities Corp, Series 2007-LD11, Class AM
6.0071% due 06/15/2049 (b)	1,660,000	1,417,892
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4
5.3445% due 12/15/2044 (b)	2,025,000	1,913,610
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C1, Class A3
5.376% due 07/12/2037	51,734	51,010
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CBX, Class A2
3.89% due 01/12/2037	8,060	8,004
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4
6.0654% due 04/15/2045 (b)	490,000	462,232
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class A3B
5.447% due 05/15/2045 (b)	845,000	788,388
JP Morgan Mortgage Trust, Series 2006-A7, Class 2A5
5.8013% due 01/25/2037 (b)	723,171	550,476
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A4B
4.996% due 08/15/2042 (b)	485,000	449,563
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class B
5.129% due 10/15/2042 (b)	145,000	107,330
JPMorgan Mortgage Trust, Series 2005-S2, Class 2A16
6.50% due 09/25/2035	204,370	185,657
JPMorgan Mortgage Trust, Series 2005-S3, Class 2A2
5.50% due 01/25/2021	420,234	390,161
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class E
5.4561% due 04/15/2030 (b)	740,000	506,559
LB-UBS Commercial Mortgage Trust, Series 2002-C1,Class A4
6.462% due 03/15/2031	29,619	30,430
LB-UBS Commercial Mortgage Trust, Series 2005-C1, Class XCL
0.2566% IO due 02/15/2040 (b)(h)	730,909	11,995
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class G
5.11% due 07/15/2040 (b)(h)	25,472	16,101
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A2
4.885% due 09/15/2030	58,053	57,767
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4
6.0803% due 06/15/2038 (b)	575,000	545,826
Lehman XS Trust, Series 2007-10H, Class 2A2
7.50% due 07/25/2037	2,046,952	1,750,667

	Shares or Principal Amount	Value
Active Bond Fund (continued)

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Mastr Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1
3.8863% due 04/21/2034 (b)	$1,442,650	$1,339,837
Mastr Adjustable Rate Mortgages Trust, Series 2004-8, Class 5A1
4.5962% due 08/25/2034 (b)	754,124	649,133
Mastr Adjustable Rate Mortgages Trust, Series 2005-2, Class 2A1
5.7576% due 03/25/2035 (b)	1,362,338	1,060,461
Mastr Adjustable Rate Mortgages Trust, Series 2006-2, Class 4A1
4.9812% due 02/25/2036 (b)	621,969	528,890
Merrill Lynch Mortgage Trust, Series 2008-C1, Class A4
5.69% due 02/12/2051	1,080,000	973,866
Merrill Lynch Mortgage Trust, Series 2008-C1, Class X
0.564% IO due 02/14/2051 (h)	14,260,414	427,812
Merrill Lynch Mortgage Trust, Series 2004-KEY2, Class A4
4.864% due 08/12/2039 (b)	31,988	29,963
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class XC
0.0792% IO due 08/12/2020 (h)	5,488,866	26,693
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A6
5.416% due 11/12/2037 (b)	435,000	411,987
Merrill Lynch Mortgage Trust, Series 2006-C1, Class AM
5.8412% due 05/12/2039 (b)	1,000,000	880,792
Merrill Lynch Mortgage Trust, Series 2006-C2, Class X
0.559% IO due 08/12/2026	13,878,508	278,879
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4
6.1044% due 06/12/2046 (b)	785,000	745,508
MLCC Mortgage Investors, Inc., Series 2007-3, Class M1
5.9426% due 09/25/2037 (b)	289,966	200,180
MLCC Mortgage Investors, Inc., Series 2007-3, Class M2
5.9426% due 09/25/2037 (b)	109,987	84,584
MLCC Mortgage Investors, Inc., Series 2007-3, Class M3
5.9426% due 09/25/2037 (b)	69,992	46,901
Morgan Stanley Capital I, Series 2006-IQ12, Class E
5.538% due 12/15/2043 (b)	390,000	241,561
Morgan Stanley Capital I, Series 2004-T13, Class A2
3.94% due 09/13/2045	18,259	17,993
Morgan Stanley Capital I, Series 2005-HQ7, Class A2
5.3785% due 11/14/2042 (b)	415,000	406,606
Morgan Stanley Capital I, Series 2005-HQ7, Class A4
5.3785% due 11/14/2042 (b)	415,000	396,778
Morgan Stanley Capital I, Series 2005-IQ10, Class A4A
5.23% due 09/15/2042 (b)	555,000	524,131
Morgan Stanley Capital I, Series 2005-IQ9, Class X1
0.207% IO due 07/15/2056 (b)(h)	672,817	15,329

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

	Shares or Principal Amount	Value
Active Bond Fund (continued)

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Morgan Stanley Capital I, Series 2005-T17, Class X1
0.1851% IO due 12/31/2041 (b)(h)	$1,454,190	$17,014
Morgan Stanley Capital I, Series 2007-SRR3, Class A
2.7706% due 12/20/2049 (b)(h)	1,000,000	300,000
Morgan Stanley Capital I, Series 2007-SRR3, Class B
2.8706% due 12/20/2049 (b)(h)	1,000,000	250,000
Provident Funding Mortgage Loan Trust, Series 2005-1, Class B1
4.8293% due 05/25/2035 (b)	312,631	236,493
Residential Accredit Loans, Inc., Series 2005-QA12, Class NB5
5.9492% due 12/25/2035 (b)	473,045	358,682
Residential Asset Securitization Trust, Series 2006-A7CB, Class 2A1
6.50% due 07/25/2036	555,957	338,266
Salomon Brothers Mortgage Securities VII, Series 2000-C3, Class A2
6.592% due 12/18/2033	11,917	12,141
Salomon Brothers Mortgage Securities VII, Series 2001-C1, Class A3
6.428% due 12/18/2035	23,236	23,657
SBA CMBS Trust, Series 2006-1A, Class H
7.389% due 11/15/2036 (h)	680,000	651,259
SBA CMBS Trust, Series 2006-1A, Class J
7.825% due 11/15/2036 (h)	135,000	123,573
SBA CMBS Trust, Series 2005-1A, Class C
5.731% due 11/15/2035 (h)	397,000	385,040
SBA CMBS Trust, Series 2005-1A, Class D
6.219% due 11/15/2035 (h)	100,000	94,350
SBA CMBS Trust, Series 2005-1A, Class E
6.706% due 11/15/2035 (h)	110,000	104,322
Sequoia Mortgage Trust, Series 2005-3, Class A1
2.6706% due 05/20/2035 (b)	5,467	4,473
Structured Asset Securities Corp., Series 2003-6A, Class B1
5.5445% due 03/25/2033 (b)	562,098	420,715
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-2, Class 4A1
5.7375% due 04/25/2037 (b)	1,601,438	1,510,079
Timberstar Trust, Series 2006-1A, Class A
5.668% due 10/15/2036 (h)	900,000	887,027
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class E
5.5301% due 12/15/2044 (b)	915,000	605,967
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class XC
0.102% IO due 03/15/2042 (h)	950,971	6,501
Wachovia Bank Commercial Mortgage Trust, Series 2005-C19, Class AJ
4.793% due 05/15/2044	37,517	30,522
WAMU Commercial Mortgage Securities Trust, Series 2007-SL3, Class A
6.1144% due 03/23/2045 (h)	563,556	511,836
WAMU Commercial Mortgage Securities Trust, Series 2006-SL1, Class A
5.42% due 11/23/2043 (h)	870,221	761,226

	Shares or Principal Amount	Value
Active Bond Fund (continued)

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
WAMU Mortgage Pass Through Certificates, Series 2005-AR19, Class A1B3
2.8219% due 12/25/2045 (b)	$233,603	$121,831
WAMU Mortgage Pass Through Certificates, Series 2006-AR4, Class 1A1B
4.019% due 05/25/2046 (b)	584,084	309,080
WAMU Mortgage Pass Through Certificates, Series 2005-AR13, Class B1
3.0719% due 10/25/2045 (b)	850,047	423,307
WAMU Mortgage Pass Through Certificates, Series 2005-AR6, Class B1
3.0719% due 04/25/2045 (b)	959,908	479,967
WAMU Mortgage Pass Through Certificates, Series 2007-OA5, Class 1XPP
0.6893% IO due 06/25/2017	29,701,387	343,422
WAMU Mortgage Pass Through Certificates, Series 2007-OA6, Class 1XPP
0.8695% IO due 07/25/2047	16,681,535	187,667
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-AR19, Class B1
3.1719% due 12/25/2045 (b)	509,217	158,931
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-1, Class B1
6.1991% due 02/25/2037 (b)	354,325	47,614
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-6, Class 1CB
6.50% due 08/25/2035	224,891	175,064
Washington Mutual Mortgage Pass Through Certificates, Series 2007-OA4, Class XPPP
0.8727% IO due 04/25/2047	13,331,135	166,639
Washington Mutual Mortgage Pass-Through, Series 2005-1, Class 6A1
6.50% due 03/25/2035	15,213	12,603
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR15, Class A3
5.6523% due 10/25/2036 (b)	780,527	523,097
Wells Fargo Mortgage Backed Securities Trust, Series 2004-7, Class 2A2
5.00% due 07/25/2019	406,671	382,779
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $76,336,957)		$65,358,430

ASSET BACKED SECURITIES - 4.86%
American Express Issuance Trust, Series 2008-1, Class A
3.4169% due 12/15/2010 (b)	2,235,000	2,229,847
Bank of America Credit Card Trust, Series 2008-A3, Class A3
3.2169% due 08/15/2011 (b)	1,588,000	1,588,095
CNH Equipment Trust, Series 2008-B, Class A2B
3.4669% due 04/15/2011 (b)	1,600,000	1,594,053
Lehman XS Trust, Series 2005-5N, Class 3A2
2.8319% due 11/25/2035 (b)	690,270	300,001
Lehman XS Trust, Series 2006-2N, Class 1A2
2.8119% due 02/25/2046 (b)	1,505,516	617,703
Alesco Preferred Funding, Ltd., Series 12A, Class B
3.0712% due 07/15/2037 (b)(h)	430,000	258,000

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

	Shares or Principal Amount	Value
Active Bond Fund (continued)

ASSET BACKED SECURITIES (continued)
Alesco Preferred Funding, Ltd., Series 14A, Class B
3.4513% due 09/23/2037 (b)(h)	$930,000	$418,500
Alesco Preferred Funding, Ltd., Series 15A, Class B1
3.4813% due 12/23/2037 (b)(h)	220,000	88,000
Amresco Residential Securities Mortgage Loan Trust, Series 1998-1, Class A6
6.51% due 08/25/2027	780	768
Ansonia CDO, Ltd.
5.812% due 07/28/2046 (h)	1,150,000	391,000
Anthracite, Ltd., Series 2002-2A, Class B
5.488% due 12/24/2037 (b)(h)	600,000	480,000
Anthracite, Ltd., Series 2002-CIBA, Class A
2.9219% due 05/24/2017 (b)(h)	881,939	740,829
Arbor Realty Mortgage Securities, Series 2006-1A, Class C
3.395% due 12/26/2041 (b)(h)	370,000	167,910
Arbor Realty Mortgage Securities, Series 2006-1A, Class F
3.845% due 12/26/2041 (b)(h)	615,000	276,750
Argent Securities, Inc., Series 2004-W1, Class M3
3.9219% due 02/25/2034 (b)	10,645	5,751
Capital Trust Re CDO, Ltd., Series 2005-1A, Class B
2.9406% due 03/20/2050 (b)(h)	400,000	288,000
Cedarwoods Credit CDO, Ltd., Series 2007-2A, Class B
2.8519% due 02/25/2052 (b)(h)	1,000,000	458,700
Chase Credit Card Master Trust, Series 2003-6, Class A
2.5769% due 02/15/2011 (b)	1,200,000	1,199,531
Chase Issuance Trust, Series 2008-A1, Class A1
2.9169% due 01/15/2012 (b)	800,000	793,246
Credit-Based Asset Servicing and Securitization, Series 2005-CB8, Class AF2
5.303% due 12/25/2035	679,893	646,371
Credit-Based Asset Servicing and Securitization, Series 2006-CB2, Class AF2
5.501% due 12/25/2036 (b)	1,111,777	1,025,817
Credit-Based Asset Servicing and Securitization, Series 2006-MH1, Class B1
6.25% due 09/25/2036 (h)	460,000	366,712
Crest, Ltd., Series 2000-1A, Class C
7.75% due 08/31/2036 (h)	860,000	835,430
Crest, Ltd., Series 2002-IGA, Class A
3.245% due 07/28/2017 (b)(h)	1,489,001	1,416,177
Crest, Ltd., Series 2003-1A, Class B1
3.5956% due 05/28/2038 (b)(h)	600,000	515,850
DB Master Finance LLC, Series 2006-1, Class-A2
5.779% due 06/20/2031 (h)	3,045,000	2,664,771
DB Master Finance LLC, Series 2006-1, Class-M1
8.285% due 06/20/2031 (h)	125,000	95,391
Dillon Read CMBS CDO, Ltd.,Series 2006-1A, Class A3
3.3731% due 12/05/2046 (h)	975,000	312,000
Dominos Pizza Master Issuer LLC, Series 2007-1, Class M1
7.629% due 04/25/2037 (h)	535,000	334,375
Equity One ABS, Inc., Series 2004-2, Class AV2
2.7219% due 07/25/2034 (b)	647	534

	Shares or Principal Amount	Value
Active Bond Fund (continued)

ASSET BACKED SECURITIES (continued)
GSAA Home Equity Trust, Series 2006-10, Class AF3
5.9846% due 06/25/2036 (b)	$1,000,000	$609,688
Highland Park CDO, Ltd., Series 2006-1A, Class A2
3.2106% due 11/25/2051 (b)(h)	1,230,000	764,076
JER CDO, Series 2006-2A, Class AFL
2.8019% due 03/25/2045 (b)(h)	700,000	280,000
LNR CDO, Ltd., Series 2006-1A, Class BFL
3.01% due 05/28/2043 (b)(h)	700,000	84,105
Newcastle CDO, Ltd., Series 2005-7A, Class 2FL
2.9719% due 12/24/2050 (h)	570,000	270,579
North Street Referenced Linked Notes, Series 2000-1A, Class C
4.5462% due 04/28/2011 (b)(h)	500,000	295,000
N-Star Real Estate CDO, Ltd.
2.8219% due 07/27/2040 (b)(h)	700,000	539,000
N-Star Real Estate CDO, Ltd., Series 2006-7A, Class B
2.8519% due 06/22/2051 (b)(h)	900,000	413,100
N-Star Real Estate CDO, Ltd., Series 2006-8A, Class E
3.2137% due 02/01/2041 (b)(h)	475,000	227,211
N-Star Real Estate CDO, Ltd., Series 2006-8A, Class G
3.4137% due 02/01/2041 (b)(h)	475,000	200,892
Ownit Mortgage Loan, Series 2006-1, Class AF2
5.29% due 12/25/2036	1,050,000	926,838
Ownit Mortgage Loan, Series 2006-2, Class A2B
5.6329% due 02/25/2037	1,000,000	936,048
Popular ABS Mortgage Pass-Through Trust, Series 2005-4, Class AF3
4.982% due 09/25/2035 (b)	33,706	33,502
Popular ABS Mortgage Pass-Through Trust, Series 2005-6, Class A2
5.35% due 01/25/2036 (b)	631,492	625,909
Prima Capital Ltd., Series 2006-CR1A, Class A1
5.42% due 12/25/2048	1,304,108	1,121,533
RAIT Preferred Funding, Ltd., Series 2007-2A, Class B
3.2719% due 06/25/2045 (b)(h)	685,000	350,686
Renaissance Home Equity Loan Trust, Series 2005-2, Class AF3
4.499% due 08/25/2035	117,284	116,460
Renaissance Home Equity Loan Trust, Series 2005-2, Class AF4
4.934% due 08/25/2035	335,000	312,349
Residential Accredit Loans, Inc., Series 2004-QS16, Class 1A1
5.50% due 12/25/2034	16,879	14,136
Wells Fargo Home Equity Trust, Series 2004-2, Class AI5
4.89% due 11/25/2028 (b)	49,000	45,161
Lehman XS Trust, Series 2005-7N, Class 1A1B
2.7719% due 12/25/2035 (b)	504,236	226,423
TOTAL ASSET BACKED SECURITIES (Cost $37,645,969)		$28,502,808

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

	Shares or Principal Amount	Value
Active Bond Fund (continued)

SUPRANATIONAL OBLIGATIONS - 0.04%

Honduras - 0.00%
Central American Bank for Economic Integration
6.75% due 04/15/2013 (h)	$12,000	$12,941

Venezuela - 0.04%
Corporacion Andina de Fomento
5.20% due 05/21/2013	214,000	211,592
Corporacion Andina de Fomento, Series EXCH
6.875% due 03/15/2012	20,000	20,987
		232,579
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $249,280)		$245,520

PREFERRED STOCKS - 0.21%

Financial Services - 0.08%
Merrill Lynch & Company, Inc., Series MER, 8.625% *	20,775	444,585

Food & Beverages - 0.08%
Ocean Spray Cranberries, Inc., 6.25% *	5,034	462,971

Telephone - 0.05%
Telephone & Data Systems, Inc., 7.60% *	16,000	322,880
TOTAL PREFERRED STOCKS (Cost $1,341,891)		$1,230,436

REPURCHASE AGREEMENTS - 2.87%
Repurchase Agreement with State Street Corp. dated 08/29/2008 at 1.70% to be repurchased at $16,835,180 on 09/02/2008, collateralized by $11,115,000 Federal Home Loan Bank, 3.00% due 06/30/2009 (valued at $11,170,575, including interest) and $5,905,000 Federal Home Loan Mortgage Corp., 4.25% due 07/15/2009 (valued at $6,000,956, including interest)	$16,832,000	$16,832,000
TOTAL REPURCHASE AGREEMENTS (Cost $16,832,000)		$16,832,000

SHORT TERM INVESTMENTS - 6.05%
Federal Home Loan bank Discount Notes zero coupon due 09/02/2008 to 09/16/2008	$35,537,000	$35,519,687
TOTAL SHORT TERM INVESTMENTS (Cost $35,519,687)		$35,519,687
Total Investments (Active Bond Fund) (Cost $643,184,576) - 103.61%		$608,037,119
Liabilities in Excess of Other Assets - (3.61)%		(21,174,453)
TOTAL NET ASSETS - 100.00%		$586,862,666

	Shares or Principal Amount	Value
All Cap Core Fund

COMMON STOCKS - 90.57%

Aerospace - 1.17%
Boeing Company	32,700	$2,143,812
General Dynamics Corp.	66,700	6,156,410
		8,300,222

Air Travel - 0.91%
AMR Corp. *	394,900	4,079,317
Southwest Airlines Company	157,500	2,398,725
		6,478,042

Apparel & Textiles - 0.01%
True Religion Apparel, Inc. *	2,600	70,590

Auto Parts - 0.73%
Autoliv, Inc.	122,400	4,698,936
WABCO Holdings, Inc.	10,900	477,420
		5,176,356

Banking - 1.66%
Astoria Financial Corp.	81,600	1,782,960
Northern Trust Corp.	125,000	10,048,750
		11,831,710

Biotechnology - 0.40%
Alnylam Pharmaceuticals, Inc. *	16,900	501,085
Amgen, Inc. *	16,100	1,011,885
Genomic Health, Inc. *	3,500	78,225
Myriad Genetics, Inc. *	18,700	1,275,340
		2,866,535

Broadcasting - 0.60%
Liberty Global, Inc., Class A *	121,500	4,274,370

Building Materials & Construction - 0.80%
Armstrong World Industries, Inc. *	23,600	880,516
EMCOR Group, Inc. *	9,400	320,258
Foster Wheeler, Ltd. *	78,900	3,920,541
Perini Corp. *	22,500	600,975
		5,722,290

Business Services - 1.06%
Brinks Company	75,100	5,240,478
Computer Sciences Corp. *	46,200	2,172,786
Global Sources, Ltd. * (a)	11,000	117,370
		7,530,634

Cable & Television - 2.68%
Comcast Corp., Class A	28,500	603,630
DIRECTV Group, Inc. *	372,900	10,519,509
DISH Network Corp. *	280,600	7,915,726
		19,038,865

Chemicals - 1.36%
CF Industries Holdings, Inc.	40,200	6,126,480
Terra Industries, Inc.	70,600	3,547,650
		9,674,130

Computers & Business Equipment - 6.35%
Apple, Inc. *	10,900	1,847,877
Hewlett-Packard Company	303,700	14,249,604
International Business Machines Corp.	137,300	16,713,529
Lexmark International, Inc. *	192,700	6,931,419

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

	Shares or Principal Amount	Value
All Cap Core Fund (continued)

COMMON STOCKS (continued)

Computers & Business Equipment (continued)
Western Digital Corp. *	197,500	$5,383,850
		45,126,279

Cosmetics & Toiletries - 1.60%
Colgate-Palmolive Company	106,000	8,059,180
Procter & Gamble Company	47,800	3,335,006
		11,394,186

Crude Petroleum & Natural Gas - 5.02%
Apache Corp.	67,800	7,754,964
Cimarex Energy Company	136,400	7,575,656
Noble Energy, Inc.	56,900	4,081,437
Occidental Petroleum Corp.	127,600	10,126,336
Swift Energy Company *	23,300	1,088,343
W&T Offshore, Inc.	142,800	5,020,848
		35,647,584

Domestic Oil - 0.88%
Clayton Williams Energy, Inc. *	1,200	97,128
Encore Aquisition Company *	17,000	876,520
Mariner Energy, Inc. *	182,700	5,314,743
		6,288,391

Drugs & Health Care - 0.24%
CV Therapeutics, Inc. *	48,800	560,712
Quidel Corp. *	47,600	930,580
Vivus, Inc. *	23,900	201,955
		1,693,247

Electrical Equipment - 0.24%
Emerson Electric Company	7,100	332,280
GrafTech International, Ltd. *	33,000	670,560
Wesco International, Inc. *	19,100	734,204
		1,737,044

Electrical Utilities - 1.25%
Constellation Energy Group, Inc.	16,100	1,074,031
Edison International	121,000	5,556,320
FirstEnergy Corp.	30,900	2,244,576
		8,874,927

Electronics - 0.95%
Agilent Technologies, Inc. *	6,000	208,560
Harman International Industries, Inc.	22,500	765,675
Jabil Circuit, Inc.	323,300	5,450,838
Multi-Fineline Electronix, Inc. *	17,700	301,962
		6,727,035

Energy - 0.31%
Energen Corp.	20,600	1,150,304
Rosetta Resources, Inc. *	11,700	272,025
Sempra Energy	13,400	776,128
		2,198,457

Financial Services - 6.93%
Bank of New York Mellon Corp.	154,500	5,347,245
BlackRock, Inc.	10,200	2,215,950
Broadridge Financial Solutions, Inc.	40,200	802,794
Charles Schwab Corp.	381,300	9,147,387
Goldman Sachs Group, Inc.	61,900	10,149,743

	Shares or Principal Amount	Value
All Cap Core Fund (continued)

COMMON STOCKS (continued)

Financial Services (continued)
JP Morgan Chase & Company	28,800	$1,108,512
PNC Financial Services Group, Inc.	45,500	3,273,725
State Street Corp.	137,700	9,318,159
Waddell & Reed Financial, Inc., Class A	20,000	644,000
Wells Fargo & Company	239,800	7,258,746
		49,266,261

Food & Beverages - 2.72%
General Mills, Inc.	25,000	1,654,500
H.J. Heinz Company	103,700	5,218,184
Pepsi Bottling Group, Inc.	92,500	2,736,150
Sysco Corp.	304,400	9,689,052
		19,297,886

Gas & Pipeline Utilities - 1.96%
Transocean, Inc. *	30,500	3,879,600
Williams Companies, Inc.	325,300	10,048,517
		13,928,117

Healthcare Products - 3.95%
Baxter International, Inc.	89,500	6,064,520
Cypress Biosciences, Inc. *	100,500	689,430
Herbalife, Ltd.	134,200	6,320,820
Johnson & Johnson	6,000	422,580
Kinetic Concepts, Inc. *	122,800	4,317,648
St. Jude Medical, Inc. *	208,000	9,532,640
The Medicines Company *	30,700	747,852
		28,095,490

Healthcare Services - 1.13%
Alliance Imaging, Inc. *	12,400	143,964
Express Scripts, Inc. *	107,600	7,898,916
		8,042,880

Holdings Companies/Conglomerates - 0.63%
General Electric Company	159,300	4,476,330

Homebuilders - 0.96%
NVR, Inc. *	1,500	896,595
Walter Industries, Inc.	63,200	5,928,160
		6,824,755

Hotels & Restaurants - 1.98%
CEC Entertainment, Inc. *	29,200	1,000,392
McDonald’s Corp.	66,300	4,113,915
Yum! Brands, Inc.	250,100	8,923,568
		14,037,875

Industrial Machinery - 1.96%
AGCO Corp. *	17,800	1,097,014
Caterpillar, Inc.	22,800	1,612,644
Flowserve Corp.	57,800	7,636,536
Gardner Denver, Inc. *	63,900	2,884,446
Parker-Hannifin Corp.	11,100	711,177
		13,941,817

Industrials - 0.22%
Shaw Group, Inc. *	31,200	1,545,648

Insurance - 3.38%
Aetna, Inc.	209,400	9,033,516
Allied World Assurance Holdings, Ltd.	37,300	1,440,526

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

	Shares or Principal Amount	Value
All Cap Core Fund (continued)

COMMON STOCKS (continued)

Insurance (continued)
Assurant, Inc.	62,600	$3,657,718
Hartford Financial Services Group, Inc.	16,300	1,028,204
MetLife, Inc.	59,000	3,197,800
Progressive Corp.	196,700	3,633,049
Prudential Financial, Inc.	28,000	2,063,880
		24,054,693

International Oil - 6.19%
Chevron Corp.	197,200	17,022,304
ConocoPhillips	155,400	12,822,054
Exxon Mobil Corp.	149,500	11,961,495
Murphy Oil Corp.	27,400	2,151,722
		43,957,575

Internet Content - 1.05%
Google, Inc., Class A *	13,900	6,439,731
Yahoo!, Inc. *	51,200	992,256
		7,431,987

Internet Retail - 0.29%
eBay, Inc. *	83,300	2,076,669

Internet Software - 0.14%
Symantec Corp. *	43,600	972,716

Leisure Time - 0.42%
Carnival Corp.	79,800	2,957,388

Manufacturing - 1.57%
Honeywell International, Inc.	219,300	11,002,281
Insteel Industries, Inc.	7,200	123,120
		11,125,401

Medical-Hospitals - 0.18%
Centene Corp. *	29,200	659,336
Health Management Associates, Inc., Class A *	109,100	633,871
		1,293,207

Metal & Metal Products - 0.74%
Reliance Steel & Aluminum Company	91,800	5,233,518

Mining - 0.74%
Freeport-McMoRan Copper & Gold, Inc., Class B	58,800	5,252,016

Paper - 0.02%
Xerium Technologies, Inc.	15,100	116,421

Pharmaceuticals - 6.12%
Cubist Pharmaceuticals, Inc. *	47,100	1,037,613
Eli Lilly & Company	246,700	11,508,555
Enzon Pharmaceuticals, Inc. * (a)	40,100	362,905
Gilead Sciences, Inc. *	154,100	8,117,988
Medicis Pharmaceutical Corp., Class A	42,500	880,175
Merck & Company, Inc.	122,700	4,376,709
OSI Pharmaceuticals, Inc. *	27,600	1,393,800
Pfizer, Inc.	824,000	15,746,640
POZEN, Inc. *	9,100	104,832
		43,529,217

Real Estate - 1.29%
Apartment Investment & Management Company, Class A, REIT	5,411	191,752
Equity Residential, REIT	30,100	1,270,220

	Shares or Principal Amount	Value
All Cap Core Fund (continued)

COMMON STOCKS (continued)

Real Estate (continued)
Health Care, Inc., REIT	13,500	$700,245
Hospitality Properties Trust, REIT	16,200	367,416
Liberty Property Trust, REIT	15,500	585,280
ProLogis, REIT	24,300	1,046,358
Public Storage, Inc., REIT	2,600	229,632
Regency Centers Corp., REIT	12,800	793,216
Simon Property Group, Inc., REIT	25,600	2,428,928
Vornado Realty Trust, REIT	15,600	1,551,576
		9,164,623

Retail Grocery - 0.98%
The Kroger Company	251,900	6,957,478

Retail Trade - 3.91%
Advance Auto Parts, Inc.	46,700	2,009,968
Best Buy Company, Inc.	157,800	7,064,706
Children’s Place Retail Stores, Inc. *	3,900	163,605
New York & Company, Inc. *	2,600	30,680
Systemax, Inc. * (a)	700	10,794
The Buckle, Inc.	9,400	488,142
United Rentals, Inc. *	315,700	5,111,183
Wal-Mart Stores, Inc.	218,500	12,906,795
		27,785,873

Semiconductors - 1.09%
Analog Devices, Inc.	8,000	223,680
QLogic Corp. *	163,200	3,048,576
Texas Instruments, Inc.	161,900	3,968,169
Volterra Semiconductor Corp. *	33,300	523,476
		7,763,901

Software - 2.18%
Activision Blizzard, Inc. *	70,700	2,320,374
Microsoft Corp.	482,400	13,164,696
		15,485,070

Steel - 1.65%
Schnitzer Steel Industries, Inc.	6,900	472,029
Steel Dynamics, Inc.	215,900	5,360,797
United States Steel Corp.	44,400	5,908,308
		11,741,134

Telecommunications Equipment & Services - 0.01%
Global Crossing, Ltd. *	3,100	56,606

Telephone - 4.51%
AT&T, Inc.	343,100	10,975,769
Atlantic Tele-Network, Inc.	2,500	83,675
Embarq Corp.	145,800	6,875,928
Verizon Communications, Inc.	401,400	14,097,168
		32,032,540

Tobacco - 0.77%
Altria Group, Inc.	133,100	2,799,093
Lorillard, Inc.	14,200	1,025,808
Philip Morris International, Inc.	31,000	1,664,700
		5,489,601

Transportation - 1.53%
Frontline, Ltd. (a)	110,400	6,669,264

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

	Shares or Principal Amount	Value
All Cap Core Fund (continued)

COMMON STOCKS (continued)

Transportation (continued)
Kirby Corp. *	92,400	$4,230,996
		10,900,260

Trucking & Freight - 1.15%
Ryder Systems, Inc.	126,900	8,187,588
TOTAL COMMON STOCKS (Cost $657,857,478)		$643,673,435

SHORT TERM INVESTMENTS - 1.69%
John Hancock Cash Investment Trust, 2.5657% (c)(i)	$4,599,396	$4,599,396
U.S. Treasury Bills zero coupon due 10/16/2008 ****	7,410,000	7,397,496
TOTAL SHORT TERM INVESTMENTS (Cost $11,996,892)		$11,996,892

REPURCHASE AGREEMENTS - 8.36%
Repurchase Agreement with State Street Corp. dated 08/29/2008 at 1.70% to be repurchased at $59,432,224 on 09/02/2008, collateralized by $165,000 Federal Farm Credit Bank, 5.375% due 03/11/2019, $39,415,000 Federal Home Loan Bank, 5.00% to 5.75% due 10/16/2009 to 04/03/2028, $2,670,000 Federal Home Loan Mortgage Corp., 4.15% to 4.25% due 01/29/2013 to 02/13/2013 and $17,110,000 Federal National Mortgage Association, 3.20% to 7.125% due 02/15/2010 to 01/15/2030 (valued at $60,609,425, including interest)	$59,421,000	$59,421,000
TOTAL REPURCHASE AGREEMENTS (Cost $59,421,000)		$59,421,000

Total Investments (All Cap Core Fund) (Cost $729,275,370) - 100.62%		$715,091,327

Liabilities in Excess of Other Assets - (0.62)%		(4,436,368)

TOTAL NET ASSETS - 100.00%		$710,654,959

	Shares or Principal Amount	Value
All Cap Growth Fund

COMMON STOCKS - 96.11%

Aerospace - 8.46%
General Dynamics Corp.	25,946	$2,394,816
Lockheed Martin Corp.	6,619	770,717
Raytheon Company	36,064	2,163,479
Rockwell Collins, Inc.	16,556	870,680
Spirit Aerosystems Holdings, Inc., Class A *	85,554	1,950,631
United Technologies Corp.	33,754	2,213,925
		10,364,248

Agriculture - 4.14%
Monsanto Company	23,804	2,719,607

	Shares or Principal Amount	Value
All Cap Growth Fund (continued)

COMMON STOCKS (continued)

Agriculture (continued)
The Mosaic Company	22,007	$2,349,027
		5,068,634

Apparel & Textiles - 0.37%
NIKE, Inc., Class B	7,415	449,423

Auto Parts - 0.40%
BorgWarner, Inc.	11,864	490,576

Building Materials & Construction - 1.74%
Chicago Bridge & Iron Company NV	11,867	379,981
Foster Wheeler, Ltd. *	35,294	1,753,759
		2,133,740

Business Services - 3.99%
Accenture, Ltd., Class A	61,155	2,529,371
Fluor Corp.	21,293	1,706,208
Jacobs Engineering Group, Inc. *	8,823	651,314
		4,886,893

Cellular Communications - 0.65%
China Mobile, Ltd.	69,653	790,700

Chemicals - 1.31%
Potash Corp. of Saskatchewan, Inc.	9,218	1,600,245

Coal - 2.53%
CONSOL Energy, Inc.	25,181	1,705,006
Peabody Energy Corp.	22,175	1,395,916
		3,100,922

Commercial Services - 0.64%
Morningstar, Inc. *	12,049	786,920

Computers & Business Equipment - 2.98%
Apple, Inc. *	3,815	646,757
Cisco Systems, Inc. *	68,489	1,647,160
Cognizant Technology Solutions Corp., Class A *	19,527	572,532
Research In Motion, Ltd. *	3,580	435,328
Seagate Technology	23,254	346,717
		3,648,494

Construction & Mining Equipment - 3.09%
Joy Global, Inc.	9,239	656,339
National Oilwell Varco, Inc. *	42,502	3,133,672
		3,790,011

Cosmetics & Toiletries - 6.63%
Chattem, Inc. *	2,974	208,537
Colgate-Palmolive Company	49,501	3,763,561
Procter & Gamble Company	59,518	4,152,571
		8,124,669

Crude Petroleum & Natural Gas - 3.50%
Marathon Oil Corp.	25,682	1,157,488
Occidental Petroleum Corp.	39,392	3,126,149
		4,283,637

Drugs & Health Care - 0.81%
Shire, Ltd.	56,514	995,638

Electrical Equipment - 0.89%
Emerson Electric Company	14,187	663,951

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

	Shares or Principal Amount	Value
All Cap Growth Fund (continued)

COMMON STOCKS (continued)

Electrical Equipment (continued)
Fanuc, Ltd.	5,800	$431,511
		1,095,462

Electronics - 0.68%
Garmin, Ltd. *	12,017	417,711
Trimble Navigation, Ltd. *	12,168	411,887
		829,598

Energy - 1.62%
McDermott International, Inc. *	57,255	1,988,466

Food & Beverages - 7.64%
Hansen Natural Corp. *	30,479	837,563
Kellogg Company	42,928	2,337,001
PepsiCo, Inc.	50,973	3,490,631
The Coca-Cola Company	51,661	2,689,988
		9,355,183

Gas & Pipeline Utilities - 1.67%
Transocean, Inc. *	16,125	2,051,100

Healthcare Products - 7.23%
Baxter International, Inc.	38,857	2,632,950
Becton, Dickinson & Company	23,217	2,028,702
Johnson & Johnson	37,335	2,629,504
St. Jude Medical, Inc. *	34,092	1,562,436
		8,853,592

Healthcare Services - 1.66%
Express Scripts, Inc. *	17,075	1,253,476
Quest Diagnostics, Inc.	14,420	779,401
		2,032,877

Industrial Machinery - 1.74%
Cameron International Corp. *	31,970	1,489,482
Komatsu, Ltd.	30,730	643,164
		2,132,646

Industrials - 2.22%
ABB, Ltd. *	74,653	1,831,067
Mitsui O.S.K. Lines, Ltd.	74,450	882,387
		2,713,454

Insurance - 3.12%
ACE, Ltd. *	29,906	1,573,355
Assurant, Inc.	10,586	618,540
Chubb Corp.	34,024	1,633,492
		3,825,387

International Oil - 2.49%
Exxon Mobil Corp.	38,154	3,052,701

Internet Content - 0.44%
Google, Inc., Class A *	1,176	544,829

Manufacturing - 1.19%
Honeywell International, Inc.	28,943	1,452,070

Metal & Metal Products - 2.99%
Companhia Vale Do Rio Doce, ADR *	24,110	640,121
Precision Castparts Corp.	26,104	2,695,499
Titanium Metals Corp.	22,659	326,516
		3,662,136

	Shares or Principal Amount	Value
All Cap Growth Fund (continued)

COMMON STOCKS (continued)

Mining - 3.63%
BHP Billiton, Ltd.	31,767	$1,115,713
Rio Tinto PLC	18,561	1,761,973
Xstrata PLC	28,085	1,565,828
		4,443,514

Petroleum Services - 3.98%
Baker Hughes, Inc.	22,055	1,764,620
Schlumberger, Ltd.	19,953	1,879,972
Valero Energy Corp.	35,504	1,234,119
		4,878,711

Pharmaceuticals - 1.31%
Gilead Sciences, Inc. *	30,348	1,598,733

Retail Grocery - 1.22%
The Kroger Company	54,198	1,496,949

Software - 5.14%
Adobe Systems, Inc. *	42,029	1,800,102
Autodesk, Inc. *	26,771	951,173
Microsoft Corp.	129,713	3,539,868
		6,291,143

Telecommunications Equipment & Services - 2.60%
Amdocs, Ltd. *	16,084	485,576
KDDI Corp.	221	1,286,928
Nokia Oyj, SADR	56,246	1,415,712
		3,188,216

Tobacco - 0.72%
UST, Inc.	16,516	885,092

Transportation - 0.69%
Nippon Yusen Kabushiki Kaisha	106,550	850,296
TOTAL COMMON STOCKS (Cost $112,944,887)		$117,736,905

REPURCHASE AGREEMENTS - 3.92%
Repurchase Agreement with State Street Corp. dated 08/29/2008 at 1.70% to be repurchased at $4,803,907 on 09/02/2008, collateralized by $4,965,000 Federal Home Loan Bank, 5.70% due 04/03/2028 (valued at $4,902,938, including interest)	$4,803,000	$4,803,000
TOTAL REPURCHASE AGREEMENTS (Cost $4,803,000)		$4,803,000

Total Investments (All Cap Growth Fund) (Cost $117,747,887) - 100.03%		$122,539,905

Liabilities in Excess of Other Assets - (0.03)%		(34,761)

TOTAL NET ASSETS - 100.00%		$122,505,144

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

	Shares or Principal Amount	Value
All Cap Value Fund

COMMON STOCKS - 98.16%

Aerospace - 4.93%
Alliant Techsystems, Inc. *	8,800	$926,024
Curtiss-Wright Corp.	9,600	517,152
General Dynamics Corp.	17,700	1,633,710
Moog, Inc., Class A *	4,387	207,944
Rockwell Collins, Inc.	5,500	289,245
United Technologies Corp.	16,400	1,075,676
		4,649,751

Agriculture - 2.15%
Archer-Daniels-Midland Company	79,700	2,029,162

Air Travel - 0.84%
Southwest Airlines Company	52,300	796,529

Apparel & Textiles - 0.44%
VF Corp.	5,200	412,100

Auto Parts - 2.59%
Autoliv, Inc.	35,300	1,355,167
Gentex Corp.	33,800	538,434
Tenneco, Inc. *	37,800	552,258
		2,445,859

Automobiles - 1.51%
Honda Motor Company, Ltd., ADR	22,200	722,832
PACCAR, Inc.	16,300	701,878
		1,424,710

Banking - 3.12%
Commerce Bancshares, Inc.	17,690	796,050
Cullen Frost Bankers, Inc.	38,535	2,145,629
		2,941,679

Biotechnology - 3.63%
Amgen, Inc. *	36,400	2,287,740
Biogen Idec, Inc. *	22,400	1,140,832
		3,428,572

Building Materials & Construction - 0.46%
Quanex Building Products Corp.	26,185	431,005

Business Services - 0.22%
URS Corp. *	4,300	206,228

Chemicals - 3.33%
Cabot Corp.	22,100	611,507
Cytec Industries, Inc.	30,000	1,524,000
Olin Corp.	29,000	780,390
Praxair, Inc.	2,518	226,217
		3,142,114

Computers & Business Equipment - 0.20%
Intermec, Inc. *	9,300	186,837

Construction & Mining Equipment - 0.54%
Carbo Ceramics, Inc.	8,500	510,850

Containers & Glass - 4.96%
Ball Corp.	18,731	860,127
Bemis Company, Inc.	32,500	907,400
Pactiv Corp. *	78,900	2,120,043
Silgan Holdings, Inc.	400	20,936
Sonoco Products Company	22,400	774,144
		4,682,650

	Shares or Principal Amount	Value
All Cap Value Fund (continued)

COMMON STOCKS (continued)

Cosmetics & Toiletries - 0.51%
Procter & Gamble Company	6,894	$480,994

Crude Petroleum & Natural Gas - 1.22%
Chesapeake Energy Corp.	9,300	450,120
Forest Oil Corp. *	3,000	170,760
XTO Energy, Inc.	10,600	534,346
		1,155,226

Electrical Equipment - 1.75%
Anixter International, Inc. *	17,189	1,268,720
Baldor Electric Company	4,400	156,816
Emerson Electric Company	4,898	229,226
		1,654,762

Electrical Utilities - 2.11%
Black Hills Corp.	5,000	169,050
CMS Energy Corp.	5,160	70,021
The Southern Company	25,500	956,505
Wisconsin Energy Corp.	17,000	795,090
		1,990,666

Electronics - 0.57%
Rogers Corp. *	7,176	287,112
Teleflex, Inc.	3,900	251,823
		538,935

Financial Services - 7.39%
Bank of New York Mellon Corp.	46,798	1,619,679
Charles Schwab Corp.	9,200	220,708
Financial Federal Corp.	8,900	222,233
GATX Corp.	15,000	657,450
JP Morgan Chase & Company	41,300	1,589,637
Merrill Lynch & Company, Inc.	51,400	1,457,190
PNC Financial Services Group, Inc.	7,400	532,430
Wells Fargo & Company	22,300	675,021
		6,974,348

Food & Beverages - 1.69%
Diageo PLC, SADR	6,300	468,720
PepsiCo, Inc.	8,979	614,882
Smithfield Foods, Inc. *	25,600	514,816
		1,598,418

Gas & Pipeline Utilities - 4.91%
El Paso Corp.	71,800	1,203,368
Spectra Energy Corp.	49,300	1,304,478
UGI Corp.	36,200	995,500
Williams Companies, Inc.	36,500	1,127,485
		4,630,831

Gold - 1.35%
Barrick Gold Corp.	36,597	1,271,014

Healthcare Products - 0.51%
The Cooper Companies, Inc.	3,800	139,954
The Medicines Company *	14,000	341,040
		480,994

Healthcare Services - 2.44%
DaVita, Inc. *	40,100	2,301,339

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

	Shares or Principal Amount	Value
All Cap Value Fund (continued)

COMMON STOCKS (continued)

Holdings Companies/Conglomerates - 1.00%
Berkshire Hathaway, Inc., Class B *	242	$944,284

Hotels & Restaurants - 1.48%
Brinker International, Inc.	21,100	399,212
Darden Restaurants, Inc.	19,900	582,871
Red Robin Gourmet Burgers, Inc. *	10,300	275,010
Sonic Corp. *	9,700	140,553
		1,397,646

Industrial Machinery - 4.97%
IDEX Corp.	23,367	866,215
Ingersoll-Rand Company, Ltd., Class A	15,500	572,415
ITT Corp.	22,700	1,447,125
Kennametal, Inc.	19,400	683,462
Parker-Hannifin Corp.	17,600	1,127,632
		4,696,849

Insurance - 1.49%
Aon Corp.	29,100	1,381,959
Chubb Corp.	600	28,806
		1,410,765

International Oil - 2.78%
EnCana Corp.	6,800	509,320
Exxon Mobil Corp.	26,491	2,119,545
		2,628,865

Internet Software - 1.57%
McAfee, Inc. *	37,499	1,483,460

Liquor - 0.37%
Brown Forman Corp., Class B	4,800	345,648

Manufacturing - 5.67%
AptarGroup, Inc.	11,400	460,446
Carlisle Companies, Inc.	63,554	2,058,514
Eaton Corp.	21,790	1,594,592
Hexcel Corp. *	13,300	276,374
Honeywell International, Inc.	19,200	963,264
		5,353,190

Petroleum Services - 4.11%
BJ Services Company	61,000	1,637,850
Halliburton Company	18,058	793,469
PetroHawk Energy Corp. *	4,500	155,745
Superior Energy Services, Inc. *	27,400	1,288,896
		3,875,960

Pharmaceuticals - 11.62%
Abbott Laboratories	56,000	3,216,080
Eli Lilly & Company	27,800	1,296,870
Onyx Pharmaceuticals, Inc. *	29,800	1,217,926
OSI Pharmaceuticals, Inc. *	21,900	1,105,950
Schering-Plough Corp.	134,204	2,603,558
Watson Pharmaceuticals, Inc. *	50,300	1,524,593
		10,964,977

Retail Grocery - 1.98%
The Kroger Company	67,734	1,870,813

Retail Trade - 3.52%
Costco Wholesale Corp.	24,700	1,656,382
Foot Locker, Inc.	21,000	342,090

	Shares or Principal Amount	Value
All Cap Value Fund (continued)

COMMON STOCKS (continued)

Retail Trade (continued)
Fossil, Inc. *	1,100	$32,912
J.C. Penney Company, Inc.	6,900	268,893
Kohl’s Corp. *	17,700	870,309
Sonic Automotive, Inc.	14,100	151,716
		3,322,302

Steel - 0.73%
Carpenter Technology Corp.	17,800	690,818

Telecommunications Equipment & Services - 1.67%
Corning, Inc.	76,600	1,573,364

Transportation - 0.34%
Bristow Group, Inc. *	7,853	320,167

Trucking & Freight - 1.49%
Heartland Express, Inc.	26,300	434,476
Oshkosh Corp.	63,100	973,002
		1,407,478
TOTAL COMMON STOCKS (Cost $88,772,760)		$92,652,159

REPURCHASE AGREEMENTS - 1.64%
Repurchase Agreement with State Street Corp. dated 08/29/2008 at 1.70% to be repurchased at $1,548,292 on 09/02/2008, collateralized by $1,555,000 Federal National Mortgage Association, 3.375% due 03/05/2010 (valued at $1,581,902, including interest)	$1,548,000	$1,548,000
TOTAL REPURCHASE AGREEMENTS (Cost $1,548,000)		$1,548,000

Total Investments (All Cap Value Fund) (Cost $90,320,760) - 99.80%		$94,200,159

Other Assets in Excess of Liabilities - 0.20%		187,236

TOTAL NET ASSETS - 100.00%		$94,387,395

	Shares or Principal Amount	Value
American Diversified Growth & Income Fund

INVESTMENT COMPANIES - 102.54%

American Funds Insurance Series - 102.54%
American Capital World Bond Fund	3,057	$60,035
American High-Income Trust	1,824	20,012
Bond Fund of America	11,451	140,041
Capital Income Builder Fund	736	39,908
Capital World Growth and Income Fund	1,332	50,054
EuroPacific Growth Fund	1,184	50,054
Fundamental Investors	3,222	120,131
Growth Fund of America	4,571	140,152
Income Fund of America	2,358	39,724
Investment Company of America	4,866	140,152
New Perspective Fund	1,369	40,044

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

	Shares or Principal Amount	Value
American Diversified Growth & Income Fund (continued)

INVESTMENT COMPANIES (continued)

American Funds Insurance Series (continued)
New World Fund	398	$20,022
SMALLCAP World Fund	605	20,022
Washington Mutual Investors Fund	4,114	121,984
		1,002,335
TOTAL INVESTMENT COMPANIES (Cost $1,029,645)		$1,002,335

Total Investments (American Diversified Growth & Income Fund) (Cost $1,029,645) - 102.54%		$1,002,335

Liabilities in Excess of Other Assets - (2.54)%		(24,806)

TOTAL NET ASSETS - 100.00%		$977,529

	Shares or Principal Amount	Value
American Fundamental Holdings Fund

INVESTMENT COMPANIES - 102.52%

American Funds Insurance Series - 102.52%
Bond Fund of America	20,496	$250,672
EuroPacific Growth Fund	3,087	130,454
Fundamental Investors	3,229	120,417
Growth Fund of America	3,928	120,418
Income Fund of America	4,726	79,641
Investment Company of America	4,181	120,418
U.S. Government Securities Fund	5,955	80,744
Washington Mutual Investors Fund	3,428	101,653
		1,004,417
TOTAL INVESTMENT COMPANIES (Cost $1,030,150)		$1,004,417

Total Investments (American Fundamental Holdings Fund) (Cost $1,030,150) - 102.52%		$1,004,417

Liabilities in Excess of Other Assets - (2.52)%		(24,701)

TOTAL NET ASSETS - 100.00%		$979,716

	Shares or Principal Amount	Value
American Global Diversification Fund

INVESTMENT COMPANIES - 102.61%

American Funds Insurance Series - 102.61%
American High-Income Trust	6,293	$69,039
Bond Fund of America	16,845	206,018
Capital Income Builder Fund	1,435	77,798
Capital World Growth and Income Fund	4,155	156,136
EuroPacific Growth Fund	2,309	97,587
New Perspective Fund	4,002	117,102
New World Fund	1,939	97,582

	Shares or Principal Amount	Value
American Global Diversification Fund (continued)

INVESTMENT COMPANIES (continued)

American Funds Insurance Series (continued)
SMALLCAP World Fund	4,716	$156,137
		977,399
TOTAL INVESTMENT COMPANIES (Cost $1,029,708)		$977,399

Total Investments (American Global Diversification Fund) (Cost $1,029,708) - 102.61%		$977,399

Liabilities in Excess of Other Assets - (2.61)%		(24,826)

TOTAL NET ASSETS - 100.00%		$952,573

	Shares or Principal Amount	Value
Blue Chip Growth Fund

COMMON STOCKS - 99.41%

Advertising - 0.82%
Monster Worldwide, Inc. *	288,000	$5,627,520
Omnicom Group, Inc.	261,500	11,084,985
		16,712,505

Aerospace - 2.36%
General Dynamics Corp.	318,826	29,427,640
Lockheed Martin Corp.	127,400	14,834,456
Rockwell Collins, Inc.	52,301	2,750,509
United Technologies Corp.	17,300	1,134,707
		48,147,312

Agriculture - 1.66%
Monsanto Company	297,596	34,000,343

Apparel & Textiles - 0.32%
Coach, Inc. *	226,300	6,560,437

Banking - 1.02%
Northern Trust Corp.	259,611	20,870,128

Biotechnology - 2.11%
Genentech, Inc. *	435,778	43,033,077

Broadcasting - 0.46%
Discovery Holding Company *	463,500	9,376,605

Building Materials & Construction - 0.37%
Foster Wheeler, Ltd. *	153,400	7,622,446

Business Services - 2.86%
Accenture, Ltd., Class A	465,600	19,257,216
Automatic Data Processing, Inc.	592,167	26,280,371
Fiserv, Inc. *	247,200	12,819,792
		58,357,379

Cable & Television - 0.21%
Rogers Communications, Inc.	26,132	945,456
Shaw Communications, Inc.	158,200	3,404,464
		4,349,920

Cellular Communications - 1.53%
America Movil SA de CV, Series L, ADR	545,549	28,030,308
Metropcs Communications, Inc. *	190,700	3,217,109
		31,247,417

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

	Shares or Principal Amount	Value
Blue Chip Growth Fund (continued)

COMMON STOCKS (continued)

Chemicals - 1.86%
Potash Corp. of Saskatchewan, Inc.	80,200	$13,922,720
Praxair, Inc.	267,000	23,987,280
		37,910,000

Computers & Business Equipment - 7.68%
Apple, Inc. *	383,100	64,946,943
Cisco Systems, Inc. *	985,982	23,712,867
Dell, Inc. *	697,127	15,148,570
EMC Corp. *	430,648	6,580,302
Hewlett-Packard Company	366,000	17,172,720
Juniper Networks, Inc. *	1,136,679	29,212,650
		156,774,052

Construction & Mining Equipment - 0.45%
Joy Global, Inc.	128,500	9,128,640

Cosmetics & Toiletries - 0.85%
Procter & Gamble Company	248,728	17,353,753

Crude Petroleum & Natural Gas - 0.80%
EOG Resources, Inc.	149,700	15,631,674
Newfield Exploration Company *	17,400	786,828
		16,418,502

Drugs & Health Care - 0.79%
Novartis AG	4,900	272,972
Wyeth	365,946	15,838,143
		16,111,115

Electronics - 0.24%
Thermo Fisher Scientific, Inc. *	52,500	3,179,400
Tyco Electronics, Ltd.	52,300	1,721,193
		4,900,593

Energy - 0.16%
McDermott International, Inc. *	96,100	3,337,553

Financial Services - 11.07%
American Express Company	40,448	1,604,977
Ameriprise Financial, Inc.	348,489	15,664,581
Bank of New York Mellon Corp.	261,139	9,038,021
BlackRock, Inc.	42,270	9,183,157
Charles Schwab Corp.	379,314	9,099,743
Citigroup, Inc.	87,100	1,654,029
CME Group, Inc.	24,350	8,166,503
Franklin Resources, Inc.	326,335	34,102,007
Goldman Sachs Group, Inc.	169,024	27,714,865
IntercontinentalExchange, Inc. *	52,250	4,599,568
MasterCard, Inc., Class A	51,560	12,505,878
Merrill Lynch & Company, Inc.	174,910	4,958,699
Morgan Stanley	456,500	18,638,895
State Street Corp.	654,529	44,291,977
Visa, Inc.	154,900	11,756,910
Western Union Company	472,400	13,047,688
		226,027,498

Food & Beverages - 0.73%
PepsiCo, Inc.	180,266	12,344,615
Sysco Corp.	32,848	1,045,552
The Coca-Cola Company	27,400	1,426,718
		14,816,885

	Shares or Principal Amount	Value
Blue Chip Growth Fund (continued)

COMMON STOCKS (continued)

Healthcare Products - 6.39%
Alcon, Inc.	97,400	$16,586,246
Baxter International, Inc.	246,400	16,696,064
Becton, Dickinson & Company	112,000	9,786,560
Covidien, Ltd.	126,700	6,850,669
Intuitive Surgical, Inc. *	16,350	4,827,664
Medtronic, Inc.	570,846	31,168,192
St. Jude Medical, Inc. *	481,564	22,070,078
Stryker Corp.	334,421	22,469,747
		130,455,220

Healthcare Services - 3.43%
Express Scripts, Inc. *	179,900	13,206,459
Humana, Inc. *	253,500	11,762,400
McKesson Corp.	272,200	15,727,716
Medco Health Solutions, Inc. *	466,800	21,869,580
WellPoint, Inc. *	142,928	7,545,169
		70,111,324

Holdings Companies/Conglomerates - 0.60%
General Electric Company	435,698	12,243,114

Hotels & Restaurants - 2.06%
Marriott International, Inc., Class A	403,112	11,371,789
McDonald’s Corp.	216,100	13,409,005
Yum! Brands, Inc.	484,000	17,269,120
		42,049,914

Industrial Machinery - 0.16%
Cummins, Inc.	24,500	1,596,420
Deere & Company	22,700	1,601,939
		3,198,359

Industrials - 0.31%
Fastenal Company	120,800	6,273,144

Insurance - 1.18%
Aetna, Inc.	498,652	21,511,847
Prudential Financial, Inc.	35,000	2,579,850
		24,091,697

International Oil - 2.60%
Chevron Corp.	87,100	7,518,472
Exxon Mobil Corp.	301,962	24,159,980
Murphy Oil Corp.	149,842	11,767,092
Petroleo Brasileiro SA, SADR	224,800	9,659,656
		53,105,200

Internet Content - 3.21%
Google, Inc., Class A *	141,384	65,501,793

Internet Retail - 3.38%
Amazon.com, Inc. *	612,911	49,529,338
eBay, Inc. *	508,862	12,685,930
Expedia, Inc. *	382,500	6,754,950
		68,970,218

Internet Software - 1.41%
McAfee, Inc. *	307,500	12,164,700
Tencent Holdings, Ltd.	436,800	3,706,823
VeriSign, Inc. *	404,300	12,925,471
		28,796,994

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

	Shares or Principal Amount	Value
Blue Chip Growth Fund (continued)

COMMON STOCKS (continued)

Leisure Time - 2.28%
Electronic Arts, Inc. *	413,596	$20,187,621
International Game Technology	242,198	5,190,303
Las Vegas Sands Corp. * (a)	252,500	11,971,025
MGM Mirage, Inc. * (a)	261,465	9,200,953
		46,549,902

Manufacturing - 3.92%
Danaher Corp.	721,437	58,847,616
Illinois Tool Works, Inc.	181,326	8,995,583
Tyco International, Ltd.	284,100	12,182,208
		80,025,407

Mining - 1.13%
BHP Billiton, Ltd.	34,900	1,225,750
Freeport-McMoRan Copper & Gold, Inc., Class B	244,300	21,820,876
		23,046,626

Petroleum Services - 6.19%
Baker Hughes, Inc.	260,441	20,837,884
Schlumberger, Ltd.	670,608	63,184,686
Smith International, Inc.	608,628	42,421,372
		126,443,942

Pharmaceuticals - 5.46%
Allergan, Inc.	332,200	18,560,014
Celgene Corp. *	469,100	32,508,630
Elan Corp. PLC, SADR *	65,100	871,689
Gilead Sciences, Inc. *	830,238	43,736,938
Roche Holdings AG - Genusschein	73,706	12,403,124
Schering-Plough Corp.	177,200	3,437,680
		111,518,075

Publishing - 1.01%
McGraw-Hill Companies, Inc.	479,200	20,528,928

Railroads & Equipment - 0.18%
Union Pacific Corp.	43,800	3,674,820

Retail Trade - 4.22%
Bed Bath & Beyond, Inc. *	279,300	8,563,338
Costco Wholesale Corp.	154,100	10,333,946
CVS Caremark Corp.	648,632	23,739,931
Kohl’s Corp. *	369,370	18,161,923
Wal-Mart Stores, Inc.	428,636	25,319,529
		86,118,667

Semiconductors - 3.22%
Altera Corp.	149,900	3,393,736
Analog Devices, Inc.	121,957	3,409,918
Broadcom Corp., Class A *	174,300	4,193,658
Intel Corp.	723,408	16,544,341
Marvell Technology Group, Ltd. *	1,474,790	20,809,287
Xilinx, Inc.	668,275	17,361,784
		65,712,724

Software - 4.29%
Adobe Systems, Inc. *	251,525	10,772,816
Autodesk, Inc. *	358,200	12,726,846
Intuit, Inc. *	197,078	5,926,136
Microsoft Corp.	1,749,566	47,745,656

	Shares or Principal Amount	Value
Blue Chip Growth Fund (continued)

COMMON STOCKS (continued)

Software (continued)
Oracle Corp. *	478,838	$10,500,917
		87,672,371

Steel - 0.04%
Nucor Corp.	16,300	855,750

Telecommunications Equipment & Services - 3.25%
American Tower Corp., Class A *	690,562	28,540,928
Corning, Inc.	296,185	6,083,640
Nokia Oyj, SADR	69,772	1,756,161
QUALCOMM, Inc.	569,123	29,964,326
		66,345,055

Telephone - 0.07%
AT&T, Inc.	43,600	1,394,764

Toys, Amusements & Sporting Goods - 0.84%
Nintendo Company, Ltd.	36,500	17,135,275

Transportation - 0.23%
Expeditors International of Washington, Inc.	132,300	4,774,707
TOTAL COMMON STOCKS (Cost $1,804,031,820)		$2,029,650,150

SHORT TERM INVESTMENTS - 1.16%
John Hancock Cash
Investment Trust, 2.5657% (c)(i)	$9,422,022	$9,422,022
T. Rowe Price Reserve Investment Fund, 2.7528%	14,237,968	14,235,797
TOTAL SHORT TERM INVESTMENTS (Cost $23,657,819)		$23,657,819

REPURCHASE AGREEMENTS - 0.10%
Repurchase Agreement with State Street Corp. dated 08/29/2008 at 1.70% to be repurchased at $2,043,386 on 09/02/2008, collateralized by $1,660,000 U.S. Treasury Bonds, 6.375% due 08/15/2027 (valued at $2,085,375, including interest)	$2,043,000	$2,043,000
TOTAL REPURCHASE AGREEMENTS (Cost $2,043,000)		$2,043,000

Total Investments (Blue Chip Growth Fund) (Cost $1,829,732,639) - 100.67%		$2,055,350,969

Liabilities in Excess of Other Assets - (0.67)%		(13,659,499)

TOTAL NET ASSETS - 100.00%		$2,041,691,470

	Shares or Principal Amount	Value
Capital Appreciation Fund

COMMON STOCKS - 97.48%

Aerospace - 4.20%
Lockheed Martin Corp.	62,700	$7,300,788
Raytheon Company	269,500	16,167,305

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

	Shares or Principal Amount	Value
Capital Appreciation Fund (continued)

COMMON STOCKS (continued)

Aerospace (continued)
United Technologies Corp.	304,400	$19,965,596
		43,433,689

Agriculture - 3.41%
Monsanto Company	308,500	35,246,125

Apparel & Textiles - 1.30%
NIKE, Inc., Class B	222,492	13,485,240

Biotechnology - 2.81%
Genentech, Inc. *	294,431	29,075,061

Computer Services - 0.74%
NetApp, Inc. *	299,200	7,623,616

Computers & Business Equipment - 12.09%
Apple, Inc. *	242,756	41,154,425
Cisco Systems, Inc. *	1,385,630	33,324,401
Hewlett-Packard Company	659,700	30,953,124
Research In Motion, Ltd. *	162,000	19,699,200
		125,131,150

Cosmetics & Toiletries - 2.24%
Colgate-Palmolive Company	305,100	23,196,753

Crude Petroleum & Natural Gas - 2.99%
Occidental Petroleum Corp.	208,200	16,522,752
Southwestern Energy Company *	375,200	14,396,424
		30,919,176

Drugs & Health Care - 1.56%
Wyeth	373,600	16,169,408

Electronics - 2.10%
Thermo Fisher Scientific, Inc. *	358,800	21,728,928

Energy - 2.87%
First Solar, Inc. *	72,800	20,140,120
McDermott International, Inc. *	275,900	9,582,007
		29,722,127

Financial Services - 6.38%
Charles Schwab Corp.	971,031	23,295,033
Goldman Sachs Group, Inc.	86,510	14,185,045
Lazard, Ltd., Class A	124,800	5,290,272
Visa, Inc.	305,600	23,195,040
		65,965,390

Food & Beverages - 2.91%
PepsiCo, Inc.	301,835	20,669,661
The Coca-Cola Company	182,000	9,476,740
		30,146,401

Healthcare Products - 5.21%
Alcon, Inc.	164,819	28,067,028
Baxter International, Inc.	380,700	25,796,232
		53,863,260

Healthcare Services - 1.49%
Medco Health Solutions, Inc. *	329,800	15,451,130

Hotels & Restaurants - 0.91%
Marriott International, Inc., Class A	334,200	9,427,782

Internet Content - 3.90%
Google, Inc., Class A *	87,093	40,349,316

	Shares or Principal Amount	Value
Capital Appreciation Fund (continued)

COMMON STOCKS (continued)

Internet Retail - 2.85%
Amazon.com, Inc. *	364,300	$29,439,083

Leisure Time - 1.57%
Walt Disney Company	502,400	16,252,640

Manufacturing - 1.66%
ABB, Ltd., SADR	697,700	17,142,489

Petroleum Services - 6.10%
Halliburton Company	587,400	25,810,356
Schlumberger, Ltd.	395,494	37,263,445
		63,073,801

Pharmaceuticals - 11.88%
Abbott Laboratories	430,300	24,712,129
Celgene Corp. *	284,600	19,722,780
Gilead Sciences, Inc. *	928,572	48,917,173
Mylan, Inc. *	469,600	6,053,144
Teva Pharmaceutical Industries, Ltd., SADR	497,200	23,537,448
		122,942,674

Retail Trade - 6.04%
Costco Wholesale Corp.	284,600	19,085,276
CVS Caremark Corp.	541,000	19,800,600
Wal-Mart Stores, Inc.	400,200	23,639,814
		62,525,690

Semiconductors - 0.75%
NVIDIA Corp. *	614,500	7,767,280

Software - 5.67%
Adobe Systems, Inc. *	511,015	21,886,772
Infosys Technologies, Ltd., ADR	496,100	20,479,008
Microsoft Corp.	595,241	16,244,127
		58,609,907

Telecommunications Equipment & Services - 3.85%
Nokia Oyj, SADR	394,300	9,924,531
QUALCOMM, Inc.	568,000	29,905,200
		39,829,731
TOTAL COMMON STOCKS (Cost $904,099,352)		$1,008,517,847

REPURCHASE AGREEMENTS - 2.33%
Repurchase Agreement with State Street Corp. dated 08/29/2008 at 1.70% to be repurchased at $24,135,558 on 09/02/2008, collateralized by $24,200,000 Federal National Mortgage Association, 3.375% due 03/05/2010 (valued at $24,618,660, including interest)	$24,131,000	$24,131,000
TOTAL REPURCHASE AGREEMENTS (Cost $24,131,000)		$24,131,000

Total Investments (Capital Appreciation Fund) (Cost $928,230,352) - 99.81%		$1,032,648,847

Other Assets in Excess of Liabilities - 0.19%		1,938,685

TOTAL NET ASSETS - 100.00%		$1,034,587,532

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

	Shares or Principal Amount	Value
Core Bond Fund

U.S. TREASURY OBLIGATIONS - 7.67%

U.S. Treasury Bonds - 3.58%
4.375% due 02/15/2038	$808,000	$802,256
4.75% due 02/15/2037	2,245,000	2,359,356
5.00% due 05/15/2037	118,700	129,708
5.375% due 02/15/2031	192,000	216,570
6.25% due 08/15/2023 to 05/15/2030	3,991,000	4,837,002
8.875% due 02/15/2019	991,000	1,395,606
		9,740,498

U.S. Treasury Notes - 3.87%
1.75% due 03/31/2010	65,300	64,831
3.25% due 12/31/2009	207,000	209,879
3.375% due 07/31/2013	2,840,000	2,878,828
3.50% due 02/15/2018	95,000	93,085
3.625% due 10/31/2009	396,000	402,404
3.875% due 05/15/2018	1,807,000	1,818,717
4.00% due 08/15/2018	4,587,000	4,656,878
4.50% due 05/15/2010	257,000	266,899
4.625% due 07/31/2009	122,000	124,650
		10,516,171

U.S. Treasury Strips - 0.22%
6.125% due 11/15/2027	1,459,000	602,323
TOTAL U.S. TREASURY OBLIGATIONS (Cost $20,556,366)		$20,858,992

U.S. GOVERNMENT AGENCY OBLIGATIONS - 47.62%

Federal Home Loan Bank - 1.62%
3.375% due 06/24/2011	2,495,000	2,485,582
5.46% due 11/27/2015	1,916,742	1,930,492
		4,416,074

Federal Home Loan Mortgage Corp. - 13.18%
3.90% due 01/15/2023	624,391	615,173
4.50% due 04/01/2028 to 03/01/2035	960,537	897,720
4.50% due 03/01/2036 (j)	474,495	442,032
5.00% due 10/01/2014 to 02/16/2017	1,294,496	1,325,442
5.50% due 01/01/2017 to 12/01/2037	12,031,049	12,082,578
5.50% due 08/01/2037 to 05/01/2038 (j)	4,871,727	4,784,574
5.50% TBA **	7,000,000	6,879,140
5.739% due 05/01/2037 (b)	490,496	499,332
5.835% due 06/01/2037 (b)	234,056	235,374
5.848% due 12/01/2036 (b)	330,350	336,587
5.87% due 01/01/2037 (b)	676,746	687,413
5.909% due 04/01/2037 (b)	218,521	222,904
5.919% due 04/01/2037 (b)	844,546	861,796
5.93% due 05/01/2037 (b)	151,870	153,235
5.944% due 03/01/2037 to 05/01/2037 (b)	174,427	176,208
6.00% due 08/01/2016 to 05/01/2020	369,673	381,363
6.145% due 09/01/2037 (b)	686,875	701,634
6.308% due 06/01/2036 to 04/01/2037 (b)	441,852	452,273
6.389% due 10/01/2037 (b)	245,999	252,481
6.402% due 11/01/2037 (b)	131,115	134,484
6.50% due 08/01/2038 (j)	3,594,000	3,695,121
		35,816,864

Federal National Mortgage Association - 30.07%
4.00% due 05/01/2034	1,685,615	1,540,504
4.50% due 06/01/2013 to 09/01/2037	19,114,330	17,865,466
4.50% due 08/01/2035 to 07/01/2037 (j)	3,576,604	3,337,297

	Shares or Principal Amount	Value
Core Bond Fund (continued)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)

Federal National Mortgage Association (continued)
4.50% TBA **	$2,200,000	$2,130,392
5.00% due 07/01/2033 to 12/01/2036	13,610,625	13,159,179
5.00% TBA **	5,000,000	4,941,601
5.50% due 01/01/2019 to 07/01/2034	20,177,390	20,336,168
5.50% TBA **	8,322,000	8,309,515
5.743% due 05/01/2037 (b)	350,964	358,250
5.766% due 08/01/2037 (b)	510,409	521,184
5.881% due 02/01/2037 (b)	186,942	188,953
5.901% due 04/01/2037 (b)	868,666	888,883
5.943% due 01/01/2037 (b)	618,330	633,346
5.946% due 01/01/2037 (b)	281,965	285,633
5.978% due 04/01/2037 (b)	231,988	235,352
6.00% due 05/01/2021 to 11/01/2023	1,310,437	1,345,598
6.003% due 04/01/2037 (b)	156,703	158,735
6.026% due 01/01/2037 (b)	222,761	226,039
6.068% due 12/01/2036 (b)	315,682	320,820
6.098% due 12/01/2036 (b)	387,308	393,951
6.109% due 11/01/2037 (b)	595,052	604,803
6.125% due 12/01/2036 (b)	182,985	186,263
6.252% due 09/01/2037 (b)	649,753	665,933
6.50% due 03/01/2038 to 05/01/2038	1,975,734	2,033,617
7.00% due 11/01/2037 to 12/01/2037	1,023,725	1,071,032
		81,738,514

Government National Mortgage Association - 2.75%
6.00% TBA **	4,914,000	4,968,515
6.50% due 12/15/2032	1,417,637	1,490,470
6.50% TBA **	1,000,000	1,024,765
		7,483,750
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $128,157,040)		$129,455,202

FOREIGN GOVERNMENT OBLIGATIONS - 0.39%

Mexico - 0.09%
Government of Mexico
5.875% due 01/15/2014	224,000	231,616

United Arab Emirates - 0.30%
Emirate of Abu Dhabi
5.50% due 08/02/2012	800,000	826,095
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $1,032,791)		$1,057,711

CORPORATE BONDS - 19.77%

Aluminum - 0.43%
Alcoa, Inc.
6.00% due 07/15/2013	1,170,000	1,171,361

Automobiles - 0.70%
DaimlerChrysler NA Holding Corp.
6.50% due 11/15/2013	875,000	869,288
8.50% due 01/18/2031	150,000	154,242
DaimlerChrysler NA Holding Corp., MTN
3.1381% due 03/13/2009 (b)	870,000	868,313
		1,891,843

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

	Shares or Principal Amount	Value
Core Bond Fund (continued)

CORPORATE BONDS (continued)

Banking - 1.71%
Bank of America Corp.
5.375% due 06/15/2014	$195,000	$188,913
5.65% due 05/01/2018	480,000	442,805
Credit Suisse New York
6.00% due 02/15/2018	715,000	686,009
Credit Suisse New York, MTN
5.00% due 05/15/2013	515,000	501,623
Export-Import Bank Of Korea
5.50% due 10/17/2012	565,000	563,072
HSBC Holdings PLC
6.80% due 06/01/2038	360,000	340,701
PNC Funding Corp.
5.25% due 11/15/2015	424,000	396,431
US Bank NA, MTN
5.92% due 05/25/2012	1,182,888	1,224,230
Wachovia Capital Trust III
5.80% due 03/15/2042 (b)	335,000	180,900
Wachovia Corp.
5.75% due 02/01/2018	155,000	131,465
		4,656,149

Business Services - 0.12%
Thomson Reuters Corp.
5.95% due 07/15/2013	330,000	334,524

Cable & Television - 0.90%
AT&T Broadband Corp.
8.375% due 03/15/2013	1,637,000	1,808,134
Rogers Cable, Inc.
5.50% due 03/15/2014	215,000	210,353
Time Warner Entertainment Company LP
8.375% due 07/15/2033	401,000	429,879
		2,448,366

Cellular Communications - 0.44%
America Movil SAB de CV
6.125% due 11/15/2037	111,000	101,154
6.375% due 03/01/2035	106,000	101,780
Rogers Wireless, Inc.
6.375% due 03/01/2014	970,000	983,906
		1,186,840

Commercial Services - 0.10%
Hutchison Whampoa International 03/33, Ltd.
7.45% due 11/24/2033 (h)	255,000	258,807

Computers & Business Equipment - 0.31%
Xerox Corp.
5.50% due 05/15/2012	315,000	312,876
6.35% due 05/15/2018	560,000	541,708
		854,584

Crude Petroleum & Natural Gas - 1.67%
Husky Oil Company, Ltd.
7.55% due 11/15/2016	230,000	245,218
Petrobras International Finance Company
5.875% due 03/01/2018	855,000	834,444
Ras Laffan Liquefied Natural Gas Company, Ltd. III
6.332% due 09/30/2027 (h)	355,000	322,148
Southern Natural Gas Company
5.90% due 04/01/2017 (h)	395,000	374,270

	Shares or Principal Amount	Value
Core Bond Fund (continued)

CORPORATE BONDS (continued)

Crude Petroleum & Natural Gas
(continued)
Transocean, Inc.
6.00% due 03/15/2018	$470,000	$468,842
Weatherford International, Inc.
5.95% due 06/15/2012	245,000	248,990
6.35% due 06/15/2017	315,000	316,433
XTO Energy, Inc.
5.75% due 12/15/2013	825,000	828,063
6.375% due 06/15/2038	100,000	90,146
6.50% due 12/15/2018	825,000	822,590
		4,551,144

Domestic Oil - 0.32%
Devon Financing Corp., ULC
6.875% due 09/30/2011	815,000	865,816

Drugs & Health Care - 0.61%
GlaxoSmithKline Capital, Inc.
6.375% due 05/15/2038	425,000	425,229
Wyeth
6.95% due 03/15/2011	1,155,000	1,226,448
		1,651,677

Electrical Utilities - 1.73%
Allegheny Energy Supply Company LLC
8.25% due 04/15/2012 (h)	335,000	351,750
CMS Energy Corp.
6.55% due 07/17/2017	265,000	251,927
Commonwealth Edison
6.15% due 09/15/2017	270,000	270,659
DPL, Inc.
6.875% due 09/01/2011	735,000	768,245
Duke Energy Carolinas LLC
6.00% due 01/15/2038	195,000	188,768
Florida Power Corp.
6.40% due 06/15/2038	400,000	407,035
Nevada Power Company, Series A
8.25% due 06/01/2011	565,000	605,869
Progress Energy, Inc.
6.85% due 04/15/2012	230,000	242,557
Taqa Abu Dhabi National Energy Company
5.62% due 10/25/2012 (h)	1,649,000	1,618,975
		4,705,785

Financial Services - 3.89%
Allied Capital Corp.
6.625% due 07/15/2011	1,105,000	1,067,739
American Express Company
8.15% due 03/19/2038	405,000	413,373
Citigroup, Inc.
3.625% due 02/09/2009	425,000	424,284
6.125% due 05/15/2018	480,000	448,777
6.50% due 08/19/2013	2,375,000	2,377,591
8.40% due 04/29/2049 (b)	525,000	445,735
General Electric Capital Corp., Series A, MTN
3.75% due 12/15/2009	581,000	584,757
Goldman Sachs Capital II
5.793% due 12/29/2049 (b)	670,000	415,259
Goldman Sachs Group, Inc.
6.75% due 10/01/2037	605,000	532,311

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

	Shares or Principal Amount	Value
Core Bond Fund (continued)

CORPORATE BONDS (continued)

Financial Services (continued)
JP Morgan Chase & Company
6.40% due 05/15/2038	$475,000	$441,179
JP Morgan Chase Bank NA, BKNT
6.00% due 10/01/2017	475,000	459,798
Lazard Group LLC
6.85% due 06/15/2017	650,000	558,863
7.125% due 05/15/2015	850,000	775,370
Morgan Stanley
6.25% due 08/28/2017	460,000	418,689
Morgan Stanley, MTN
5.95% due 12/28/2017	635,000	565,095
6.625% due 04/01/2018	680,000	631,804
		10,560,624

Food & Beverages - 0.73%
Dr Pepper Snapple Group, Inc.
6.82% due 05/01/2018	495,000	504,041
Kraft Foods, Inc.
6.125% due 02/01/2018	965,000	947,723
6.125% due 08/23/2018	315,000	308,991
McDonald’s Corp., MTN
6.30% due 03/01/2038	235,000	232,822
		1,993,577

Gas & Pipeline Utilities - 0.69%
El Paso Natural Gas Company
5.95% due 04/15/2017	155,000	147,335
Kinder Morgan, Inc.
6.50% due 09/01/2012	1,105,000	1,093,950
TransCanada Pipelines, Ltd.
7.25% due 08/15/2038	630,000	645,750
		1,887,035

Healthcare Services - 0.35%
Coventry Health Care, Inc.
5.95% due 03/15/2017	675,000	593,253
UnitedHealth Group, Inc.
6.875% due 02/15/2038	390,000	358,186
		951,439

Hotels & Restaurants - 0.14%
Yum! Brands, Inc.
6.875% due 11/15/2037	425,000	392,706

Industrial Machinery - 0.06%
Weatherford International, Ltd.
7.00% due 03/15/2038	160,000	159,401

Insurance - 0.57%
ACE INA Holdings, Inc.
5.70% due 02/15/2017	200,000	191,871
6.70% due 05/15/2036	95,000	90,741
American International Group, Inc.
8.25% due 08/15/2018 (h)	950,000	936,530
Liberty Mutual Group, Inc.
7.50% due 08/15/2036 (h)	383,000	330,788
		1,549,930

International Oil - 0.17%
Husky Energy, Inc.
6.80% due 09/15/2037	170,000	159,454

	Shares or Principal Amount	Value
Core Bond Fund (continued)

CORPORATE BONDS (continued)

International Oil (continued)
Petro-Canada
6.80% due 05/15/2038	$320,000	$304,427
		463,881

Liquor - 0.24%
Diageo Capital PLC
5.20% due 01/30/2013	480,000	485,601
5.75% due 10/23/2017	155,000	153,621
		639,222

Mining - 0.50%
Rio Tinto Finance USA, Ltd.
5.875% due 07/15/2013	865,000	872,303
6.50% due 07/15/2018	470,000	472,874
		1,345,177

Pharmaceuticals - 0.33%
AstraZeneca PLC
5.40% due 09/15/2012	395,000	407,936
Schering-Plough Corp.
6.55% due 09/15/2037	505,000	481,850
		889,786

Pipelines - 0.17%
Plains All American Pipeline LP
6.50% due 05/01/2018 (h)	476,000	468,254

Real Estate - 0.81%
Health Care Property Investors, Inc.
5.65% due 12/15/2013	640,000	579,731
WEA Finance LLC
7.125% due 04/15/2018 (h)	1,220,000	1,167,722
Westfield Group
5.40% due 10/01/2012 (h)	471,000	447,490
		2,194,943

Retail - 0.16%
Wal-Mart Stores, Inc.
6.20% due 04/15/2038	440,000	435,256

Retail Trade - 0.10%
Nordstrom, Inc.
7.00% due 01/15/2038	305,000	276,340

Software - 0.23%
Oracle Corp.
5.75% due 04/15/2018	626,000	627,785

Telecommunications Equipment & Services - 0.47%
Corning, Inc.
7.25% due 08/15/2036	150,000	150,528
France Telecom SA
7.75% due 03/01/2011	460,000	490,154
SBC Communications, Inc.
5.10% due 09/15/2014	640,000	633,000
		1,273,682

Telephone - 0.74%
AT&T, Inc.
6.40% due 05/15/2038	224,000	214,029
British Telecommunications PLC
5.95% due 01/15/2018	243,000	230,547

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Telephone (continued)
Qwest Corp.
7.50% due 10/01/2014	$665,000	$616,788
Telefonica Emisiones SAU
5.855% due 02/04/2013	200,000	200,242
5.984% due 06/20/2011	740,000	751,537
		2,013,143

Tobacco - 0.11%
Philip Morris International, Inc.
5.65% due 05/16/2018	300,000	295,142

Transportation - 0.12%
Burlington Northern Santa Fe Corp.
5.75% due 03/15/2018	325,000	322,877

Utility Service - 0.15%
Pacificorp
6.25% due 10/15/2037	425,000	412,883
TOTAL CORPORATE BONDS (Cost $55,491,880)		$53,729,979

COLLATERALIZED MORTGAGE
OBLIGATIONS - 20.61%
Federal Home Loan Mortgage Corp., Series
2003-2702, Class AD
4.50% due 08/15/2032	426,000	412,995
American Tower Trust, Series 2007-1A, Class AFX
5.4197% due 04/15/2037 (h)	484,000	461,470
Banc of America Commercial Mortgage, Inc.,
Series 2008-1, Class A4
6.3457% due 12/10/2017 (b)	134,000	125,682
Banc of America Commercial Mortgage, Inc.,
Series 2000-1, Class A2A
7.333% due 11/15/2031 (b)	484,172	491,610
Banc of America Commercial Mortgage, Inc.,
Series 2002-PB2, Class B
6.309% due 06/11/2035	143,000	145,418
Banc of America Commercial Mortgage, Inc.,
Series 2003-1, Class A2
4.648% due 09/11/2036	318,000	304,369
Banc of America Commercial Mortgage, Inc.,
Series 2004-2, Class A5
4.58% due 02/10/2014	78,000	72,902
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2002-PBW1, Class A2
4.72% due 11/11/2035 (b)	246,000	237,142
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2000-WF1, Class A2
7.78% due 02/15/2032 (b)	1,400,649	1,436,875
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2004-ESA, Class C
4.937% due 05/14/2016 (h)	569,000	573,630
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2004-PWR6, Class A6
4.825% due 11/11/2041	88,000	82,229
Citigroup Commercial Mortgage Trust, Series
2008-C7, Class A4
6.2991% due 12/10/2049 (b)	1,004,000	940,341
Citimortgage Alternative Loan Trust, Inc., Series
2006-A1, Class 1A6
6.00% due 04/25/2036	523,800	371,735

Core Bond Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial Mortgage Pass Through Certificates,
Series 2001-J2A, Class A2
6.096% due 07/16/2034	$868,000	$877,640
Countrywide Alternative Loan Trust,
Series 2006-OC6, Class 2A1
2.5419% due 07/25/2036 (b)	365,218	341,592
CS First Boston Mortgage Securities Corp., Series
2002-CP5, Class A2
4.94% due 12/15/2035	146,000	141,891
CS First Boston Mortgage Securities Corp.,
Series 2001-CF2, Class A4
6.505% due 02/15/2034	323,444	329,720
CS First Boston Mortgage Securities Corp.,
Series 2001-CK1, Class A3
6.38% due 12/18/2035	180,315	183,340
CS First Boston Mortgage Securities Corp.,
Series 2001-CKN5, Class A4
5.435% due 09/15/2034	381,024	379,912
CS First Boston Mortgage Securities Corp.,
Series 2002-CKN2, Class A3
6.133% due 04/15/2037	33,000	33,409
CS First Boston Mortgage Securities Corp.,
Series 2002-CKS4, Class A2
5.183% due 11/15/2036	1,017,000	995,733
CS First Boston Mortgage Securities Corp.,
Series 2003-C4, Class A4
5.137% due 08/15/2036 (b)	238,000	230,507
CS First Boston Mortgage Securities Corp.,
Series 2003-C5, Class A4
4.90% due 12/15/2036 (b)	210,000	200,525
CS First Boston Mortgage Securities Corp.,
Series 2003-CK2, Class A4
4.801% due 03/15/2036	180,000	172,769
DLJ Commercial Mortgage Corp.,
Series 1999-CG3, Class A1B
7.34% due 10/10/2032	429,951	437,911
DLJ Commercial Mortgage Corp.,
Series 2000-CKP1, Class A1B
7.18% due 11/10/2033	368,725	379,863
DLJ Commercial Mortgage Corp.,
Series 1999-CG2,Class A1B
7.30% due 06/10/2032	121,936	123,455
Federal Home Loan Bank,
Series 2007-2014, Class 1
5.34% due 03/20/2014	757,354	757,418
Federal Home Loan Mortgage Corp.
3.57% due 06/15/2029	201,362	200,475
Federal Home Loan Mortgage Corp., Series
2003-2695, Class BG
4.50% due 04/15/2032	487,000	472,551
Federal Home Loan Mortgage Corp., Series
2005-3008, Class JM
4.50% due 07/15/2025	302,000	283,638
Federal Home Loan Mortgage Corp., Series
2007-3313, Class GA
5.00% due 06/15/2033	332,962	332,560
Federal Home Loan Mortgage Corp., Series
2007-3317, Class PG
5.00% due 04/15/2036	149,000	143,209

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp., Series
2008-3460, Class PB
5.00% due 06/15/2031	$175,000	$174,443
Federal Home Loan Mortgage Corp., Series
2008-3460, Class PC
5.00% due 08/15/2034	868,000	844,638
Federal Home Loan Mortgage Corp., Series 3320,
Class TB
5.50% due 06/15/2030	197,000	199,984
Federal Home Loan Mortgage Corp.,
Series 2002-2542, Class ES
5.00% due 12/15/2017	686,000	684,936
Federal Home Loan Mortgage Corp.,
Series 2003-2558, Class BD
5.00% due 01/15/2018	520,000	514,568
Federal Home Loan Mortgage Corp.,
Series 2003-2583, Class TD
4.50% due 12/15/2013	650,284	647,597
Federal Home Loan Mortgage Corp.,
Series 2003-2590, Class NU
5.00% due 06/15/2017	381,000	389,818
Federal Home Loan Mortgage Corp.,
Series 2003-2603, Class KT
4.75% due 07/15/2014	676,983	674,515
Federal Home Loan Mortgage Corp.,
Series 2003-2623, Class AJ
4.50% due 07/15/2016	330,000	329,682
Federal Home Loan Mortgage Corp.,
Series 2003-2672, Class HA
4.00% due 09/15/2016	158,868	157,748
Federal Home Loan Mortgage Corp.,
Series 2003-2694, Class QG
4.50% due 01/15/2029	762,000	762,687
Federal Home Loan Mortgage Corp.,
Series 2003-2725, Class PC
4.50% due 05/15/2028	217,000	218,490
Federal Home Loan Mortgage Corp.,
Series 2004-2780, Class TB
3.00% due 12/15/2024	94,481	94,260
Federal Home Loan Mortgage Corp.,
Series 2004-2790, Class TN
4.00% due 05/15/2024	408,000	362,459
Federal Home Loan Mortgage Corp.,
Series 2005-3017, Class TA
4.50% due 08/15/2035	406,278	402,561
Federal Home Loan Mortgage Corp.,
Series 2005-3035, Class PA
5.50% due 09/15/2035	277,458	282,508
Federal Home Loan Mortgage Corp.,
Series 2006-3104, Class QC
5.00% due 09/15/2031	585,000	587,513
Federal Home Loan Mortgage Corp.,
Series 2006-3117, Class PC
5.00% due 06/15/2031	1,227,000	1,246,936
Federal Home Loan Mortgage Corp.,
Series 2007-3268, Class HC
5.00% due 12/15/2032	273,000	269,698
Federal Home Loan Mortgage Corp.,
Series 2007-3289, Class PB
5.00% due 11/15/2029	327,000	325,569

Core Bond Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp.,
Series 2007-3298, Class VB
5.00% due 11/15/2025	$302,000	$285,273
Federal Home Loan Mortgage Corp.,
Series 2007-3316, Class HA
5.00% due 07/15/2035	952,530	954,102
Federal Home Loan Mortgage Corp.,
Series 2007-3351, Class PK
5.50% due 01/15/2032	1,167,000	1,189,270
Federal Home Loan Mortgage Corp.,
Series 2007-3372, Class BD
4.50% due 10/15/2022	339,000	315,739
Federal Home Loan Mortgage Corp., Series 3079,
Class MD
5.00% due 03/15/2034	533,000	519,979
Federal National Mortgage Association, Series
2001-T6, Class A
5.703% due 05/25/2011	40,300	41,327
Federal National Mortgage Association, Series
2003-92, Class NM
3.50% due 04/25/2013	155	154
Federal National Mortgage Association, Series
2007-26, Class BA
5.50% due 05/25/2029	130,000	129,797
Federal National Mortgage Association,
Series 2003-108, Class BE
4.00% due 11/25/2018	333,000	313,089
Federal National Mortgage Association,
Series 2003-113, Class PN
3.50% due 02/25/2013	216,295	215,541
Federal National Mortgage Association,
Series 2003-15, Class CH
4.00% due 02/25/2017	150,169	149,193
Federal National Mortgage Association,
Series 2003-16, Class PN
4.50% due 10/25/2015	194,011	195,686
Federal National Mortgage Association,
Series 2003-3, Class HJ
5.00% due 02/25/2018	324,000	322,848
Federal National Mortgage Association,
Series 2003-30, Class ET
3.50% due 08/25/2016	369,568	365,662
Federal National Mortgage Association,
Series 2004-34, Class PL
3.50% due 05/25/2014	107,943	107,934
Federal National Mortgage Association,
Series 2004-60, Class PA
5.50% due 04/25/2034	267,986	272,924
Federal National Mortgage Association,
Series 2005-58, Class MA
5.50% due 07/25/2035	235,071	238,901
Federal National Mortgage Association,
Series 2007-113, Class DB
4.50% due 12/25/2022	340,000	313,310
Federal National Mortgage Association,
Series 2007-30, Class MA
4.25% due 02/25/2037	649,137	633,512
Federal National Mortgage Association,
Series 2007-39, Class NA
4.25% due 01/25/2037	1,035,523	1,016,731

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
First Horizon Alternative Mortgage Securities,
Series 2006-FA6, Class 2A10
6.00% due 11/25/2036	$315,125	$302,827
First Horizon Alternative Mortgage Securities,
Series 2006-RE1, Class A1
5.50% due 05/25/2035	512,957	352,658
First Union National Bank Commercial Mortgage,
Series 2000-C2, Class A2
7.202% due 10/15/2032	255,339	263,108
First Union National Bank Commercial Mortgage,
Series 1999-C4, Class A2
7.39% due 12/15/2031	20,478	20,927
First Union National Bank Commercial Mortgage,
Series 2001-C4, Class B
6.417% due 12/12/2033	188,000	191,728
GE Capital Commercial Mortgage Corp, Series
2002-1A, Class A3
6.269% due 12/10/2035	252,000	256,008
GE Capital Commercial Mortgage Corp.,
Series 2001-2, Class A3
6.03% due 08/11/2033	126,561	128,260
General Motors Acceptance Corp. Commercial
Mortgage Securities, Inc.,
Series 2004-C1, Class A1
3.118% due 03/10/2038	50,911	50,668
GMAC Commercial Mortgage Securities, Inc.,
Series 2000-C1, Class A2
7.724% due 03/15/2033 (b)	450,195	462,091
GMAC Commercial Mortgage Securities, Inc.,
Series 2000-C2, Class A2
7.455% due 08/16/2033 (b)	786,802	810,959
GMAC Commercial Mortgage Securities, Inc.,
Series 2000-C3, Class A2
6.957% due 09/15/2035	779,094	800,606
GMAC Commercial Mortgage Securities, Inc.,
Series 2001-C2, Class A2
6.70% due 04/15/2034	4,939,000	5,079,229
GMAC Commercial Mortgage Securities, Inc.,
Series 2002-C3, Class A2
4.93% due 07/10/2039	397,000	385,046
GMAC Commercial Mortgage Securities, Inc.,
Series 2003-C3, Class A4
5.023% due 04/10/2040	1,180,000	1,132,829
Government National Mortgage Association,
Series 2006-3, Class A
4.212% due 01/16/2028	105,098	104,895
Government National Mortgage Association,
Series 2006-37, Class JG
5.00% due 07/20/2036	254,000	243,117
GSR Mortgage Loan Trust, Series 2006-8F, Class
3A5
6.25% due 09/25/2036	1,369,856	1,314,363
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2001-CIB3, Class A3
6.465% due 11/15/2035	876,000	894,400
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2006-CB15, Class ASB
5.79% due 06/12/2043 (b)	276,000	266,943
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2002-CIB5, Class A2
5.161% due 10/12/2037	149,000	145,875

Core Bond Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2003-CB7, Class A4
4.879% due 01/12/2038 (b)	$290,000	$277,067
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2004-C3, Class A1
3.765% due 01/15/2042	381,714	378,895
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2005-LDP3, Class A1
4.655% due 08/15/2042	72,336	72,062
JP Morgan Commercial Mortgage Finance Corp.,
Series 2000-C10, Class A2
7.371% due 08/15/2032 (b)	274,419	280,996
LB-UBS Commercial Mortgage Trust, Series
2000-C5, Class A2
6.51% due 12/15/2026	478,255	488,466
LB-UBS Commercial Mortgage Trust,
Series 2001-C2, Class A2
6.653% due 11/15/2027	242,000	248,539
LB-UBS Commercial Mortgage Trust,
Series 2002-C2, Class A4
5.594% due 06/15/2031	651,000	648,732
LB-UBS Commercial Mortgage Trust,
Series 2003-C3, Class A4
4.166% due 05/15/2032	88,000	81,996
LB-UBS Commercial Mortgage Trust,
Series 2003-C5, Class A2
3.478% due 07/15/2027	98,386	98,175
Morgan Stanley Capital I, Series 2003-IQ5, Class A4
5.01% due 04/15/2038	503,000	488,114
Morgan Stanley Capital I,
Series 2004-HQ3, Class A4
4.80% due 01/13/2041	334,000	316,157
Morgan Stanley Capital I,
Series 2005-HQ5, Class AAB
5.037% due 01/14/2042	444,000	432,588
Morgan Stanley Capital I,
Series 2005-HQ7, Class AAB
5.3555% due 11/14/2042 (b)	950,000	926,894
Morgan Stanley Dean Witter Capital I, Series
2003-HQ2, Class A2
4.92% due 03/12/2035	652,000	628,731
Morgan Stanley Dean Witter Capital I,
Series 2001, Class A4
6.39% due 07/15/2033	518,292	527,543
Morgan Stanley Dean Witter Capital I,
Series 2001-TOP1, Class A4
6.66% due 02/15/2033	477,892	488,344
Morgan Stanley Dean Witter Capital I,
Series 2001-TOP5, Class A4
6.39% due 10/15/2035	1,006,000	1,024,129
Morgan Stanley Dean Witter Capital I,
Series 2002-IQ2, Class A3
5.52% due 12/15/2035	68,630	68,734
Morgan Stanley Mortgage Loan Trust,
Series 2007-6XS, Class 2A1S
2.5819% due 02/25/2047 (b)	146,013	139,854
Salomon Brothers Mortgage Securities VII, Series
2002-KEY2, Class A2
4.467% due 03/18/2036	316,431	308,028

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Salomon Brothers Mortgage Securities VII,
Series 2000-C3, Class A2
6.592% due 12/18/2033	$129,611	$132,044
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C26, Class A3
6.011% due 06/15/2045 (b)	494,000	469,556
Wachovia Bank Commercial Mortgage Trust,
Series 2002-C1, Class A4
6.287% due 04/15/2034	347,000	352,914
Wachovia Bank Commercial Mortgage Trust,
Series 2002-C2, Class A4
4.98% due 11/15/2034	1,181,000	1,145,866
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C5, Class A2
3.989% due 06/15/2035	136,000	125,875
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C6, Class A3
4.957% due 08/15/2035	1,360,000	1,343,529
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C8, Class A3
4.445% due 11/15/2035	197,000	194,004
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C10, Class A4
4.748% due 02/15/2041	755,000	705,864
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C11, Class A4
5.03% due 01/15/2041	379,000	368,321
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C18, Class A4
4.935% due 04/15/2042	105,000	97,838
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C26, Class APB
5.997% due 06/15/2045	276,000	267,762
WaMu Mortgage Pass Through Certificates, Series
2006-AR12, Class 1A1
6.0683% due 10/25/2036 (b)	277,349	256,530
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $56,375,333)		$56,016,782

ASSET BACKED SECURITIES - 11.97%
Citibank Credit Card Issuance Trust, Series
2006-A2, Class A2
4.85% due 02/10/2011	1,195,000	1,201,980
Americredit Prime Automobile Receivable,
Series 2007-1, Class A3
5.12% due 11/08/2011 (b)	537,000	538,711
BA Credit Card Trust, Series 2006-A9, Class A9
2.4769% due 02/15/2013 (b)	901,000	880,462
BA Credit Card Trust, Series 2008-A1, Class A1
3.0469% due 04/15/2013 (b)	859,000	848,270
Capital One Multi-Asset Execution Trust, Series
2005-A6, Class A6
2.8406% due 07/15/2015 (b)	377,000	346,375
Capital One Multi-Asset Execution Trust, Series
2006-A11, Class A11
2.5569% due 06/17/2019 (b)	1,709,000	1,463,697
Capital One Multi-Asset Execution Trust, Series
2006-A5, Class A5
2.8775% due 01/15/2016 (b)	433,000	395,167

Core Bond Fund (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES
(continued)
Capital One Multi-Asset Execution Trust, Series
2006-A7, Class A7
2.8475% due 03/17/2014 (b)	$135,000	$128,096
Capital One Multi-Asset Execution Trust, Series
2007-A4, Class A4
2.8475% due 03/16/2015 (b)	250,000	233,141
Capital One Multi-Asset Execution Trust, Series
2008-A3, Class A3
5.05% due 02/15/2016	3,884,000	3,734,078
Capital One Multi-Asset Execution Trust, Series
2008-A5, Class A5
4.85% due 02/18/2014	572,000	563,327
Capital One Multi-Asset Execution Trust,
Series 2007-A7, Class A7
5.75% due 07/15/2020	865,000	806,452
Citicorp Residential Mortgage Securities, Inc.,
Series 2006-1, Class A1
5.956% due 07/25/2036	43,177	43,071
Citicorp Residential Mortgage Securities, Inc.,
Series 2006-1, Class A2
5.682% due 07/25/2036	282,000	280,143
Citicorp Residential Mortgage Securities, Inc.,
Series 2006-2, Class A2
5.557% due 09/25/2036	308,000	305,561
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-AHL1, Class A2A
2.5119% due 12/25/2036 (b)	211,102	195,185
Countrywide Asset-Backed Certificates,
Series 2006-S1, Class A2
5.549% due 08/25/2021	411,259	374,120
Daimler Chrysler Master Owner Trust, Series
2006-A, Class A
2.4969% due 11/15/2011 (b)	2,111,000	2,016,891
Discover Card Master Trust I, Series 2003-3, Class
A
2.6669% due 09/15/2012 (b)	269,000	261,980
Discover Card Master Trust I, Series 2006-2, Class
A2
2.4969% due 01/16/2014 (b)	940,000	888,470
Discover Card Master Trust I, Series 2006-2, Class
A3
2.5469% due 01/19/2016 (b)	388,000	350,451
Discover Card Master Trust, Series 2007-A2, Class
A2
3.1162% due 06/15/2015 (b)	650,000	602,600
Discover Card Master Trust, Series 2008-A3, Class
A3
5.10% due 10/15/2013	1,177,000	1,165,223
Discover Card Master Trust, Series 2008-A4, Class
A4
5.65% due 12/15/2015	2,259,000	2,207,842
Discover Card Master Trust,
Series 2007-A1, Class A1
5.65% due 03/16/2020	882,000	823,576
Dominos Pizza Master Issuer LLC,
Series 2007-1, Class A2
5.261% due 04/25/2037 (h)	480,000	402,353
Ford Credit Floorplan Master Owner Trust, Series
2006-4, Class A
2.7169% due 06/15/2013 (b)	783,000	683,307

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES
(continued)
Great America Leasing Receivables,
Series 2006-1, Class A3
5.34% due 01/15/2010 (h)	$285,284	$286,830
Harley-Davidson Motorcycle Trust, Series 2007-2,
Class A4
5.12% due 08/15/2013	284,000	282,831
Harley-Davidson Motorcycle Trust,
Series 2008-1, Class A3A
4.25% due 02/15/2013	361,000	355,815
Honda Auto Receivables Owner Trust, Series
2008-1, Class A4
4.88% due 09/18/2014	542,000	536,723
Huntington Auto Trust, Series 2008-1A, Class A3A
4.81% due 04/16/2012	1,129,000	1,110,750
Huntington Auto Trust, Series 2008-1A, Class A4
5.64% due 02/15/2013	1,156,000	1,161,048
Hyundai Auto Receivables Trust, Series 2008-A,
Class A4
5.48% due 11/17/2014	237,000	234,753
Morgan Stanley ABS Capital I,
Series 2007-HE2, Class A2A
2.5119% due 01/25/2037 (b)	132,374	123,804
Morgan Stanley Home Equity Loans,
Series 2007-1, Class A1
2.5219% due 12/25/2036 (b)	118,571	111,659
Nissan Auto Receivables Owner Trust,
Series 2007-B, Class A4
5.16% due 03/17/2014	248,000	247,767
Ownit Mortgage Loan Asset-Backed
Certificates, Series 2006-1, Class AF1
5.424% due 12/25/2036 (b)	20,360	20,129
SLM Student Loan Trust, Series 2005-6, Class A5B
2.93% due 07/27/2026 (b)	1,222,000	1,208,182
SLM Student Loan Trust, Series 2008-4, Class A4
4.45% due 01/24/2017 (b)	236,000	233,935
SLM Student Loan Trust, Series 2008-6, Class A4
3.4231% due 07/25/2023 (b)	1,285,000	1,249,462
SLM Student Loan Trust, Series 2008-8, Class A4
4.3006% due 04/25/2023 (b)	1,477,000	1,439,613
Swift Master Auto Receivables Trust, Series
2007-1, Class A
2.5669% due 06/15/2012 (b)	210,000	191,020
Triad Auto Receivables Owner Trust,
Series 2006-B, Class A3
5.41% due 08/12/2011	675,405	670,115
Triad Auto Receivables Owner Trust,
Series 2006-C, Class A3
5.26% due 11/14/2011	378,361	372,346
Volkswagen Auto Loan Enhanced Trust, Series
2008-1, Class A3
4.50% due 07/20/2012	412,000	410,700
Washington Mutual Master Note Trust, Series
2007-A2, Class A2
2.4969% due 05/15/2014 (b)	167,000	153,506
Washington Mutual Master Note
Trust, Series 2006-A2A, Class A
2.5169% due 06/15/2015 (b)(h)	462,000	408,666

Core Bond Fund (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES
(continued)
WFS Financial Owner Trust,
Series 2005-3, Class A3A
4.25% due 06/17/2010	$640	$641
TOTAL ASSET BACKED SECURITIES
(Cost $33,280,817)		$32,550,824

REPURCHASE AGREEMENTS - 0.35%
Repurchase Agreement with State Street Corp. dated 08/29/2008 at 1.70% to be repurchased at $959,181 on 09/02/2008, collateralized by $970,000 Federal National Mortgage Association, 3.2% due 05/06/2010 (valued at $978,342, including interest)	$959,000	$959,000
TOTAL REPURCHASE AGREEMENTS
(Cost $959,000)		$959,000

SHORT TERM INVESTMENTS - 5.74%
Bank of America Corp.
2.02% due 09/02/2008	$4,043,000	$4,042,773
Deutsche Bank Financial LLC
2.00% due 09/02/2008	4,043,000	4,042,775
Rabobank USA Financial Corp.
2.00% due 09/02/2008	4,043,000	4,042,775
UBS Finance Delaware LLC
1.98% due 09/02/2008	3,483,000	3,482,809
TOTAL SHORT TERM INVESTMENTS
(Cost $15,611,132)		$15,611,132
Total Investments (Core Bond Fund) (Cost $311,464,359) - 114.12%		$310,239,622
Liabilities in Excess of Other Assets - (14.12)%		(38,391,449)
TOTAL NET ASSETS - 100.00%		$271,848,173

Core Equity Fund
	Shares or Principal Amount	Value
COMMON STOCKS - 97.07%

Banking - 1.74%
Bank of America Corp.	399,722	$12,447,343

Biotechnology - 3.43%
Amgen, Inc. *	389,125	24,456,506

Cable & Television - 3.90%
Time Warner, Inc.	1,699,800	27,825,726

Computers & Business Equipment - 10.62%
Cisco Systems, Inc. *	854,900	20,560,345
Hewlett-Packard Company	624,800	29,315,616
International Business Machines Corp.	212,900	25,916,317
		75,792,278

Electrical Utilities - 7.12%
AES Corp. *	3,329,200	50,803,592

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Core Equity Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Financial Services - 15.24%
Capital One Financial Corp.	369,400	$16,305,316
Citigroup, Inc.	1,655,620	31,440,224
Federal Home Loan Mortgage Corp.	1,349,300	6,085,343
Goldman Sachs Group, Inc.	37,200	6,099,684
JP Morgan Chase & Company	859,900	33,097,551
Merrill Lynch & Company, Inc.	521,600	14,787,360
NYSE Euronext	23,400	949,806
		108,765,284

Healthcare Services - 4.99%
UnitedHealth Group, Inc.	1,168,300	35,574,735

Holdings Companies/Conglomerates - 4.20%
General Electric Company	1,065,300	29,934,930

Insurance - 8.79%
Aetna, Inc.	1,007,200	43,450,608
American International Group, Inc.	895,950	19,253,966
		62,704,574

Internet Content - 7.28%
Google, Inc., Class A *	60,300	27,936,387
Yahoo!, Inc. *	1,240,800	24,046,704
		51,983,091

Internet Retail - 11.84%
Amazon.com, Inc. *	651,600	52,655,796
eBay, Inc. *	1,276,100	31,813,173
		84,468,969

Leisure Time - 2.71%
Electronic Arts, Inc. *	396,000	19,328,760

Photography - 3.63%
Eastman Kodak Company	1,601,748	25,932,300

Retail Trade - 6.15%
J.C. Penney Company, Inc.	339,100	13,214,727
Sears Holdings Corp. *	333,700	30,683,715
		43,898,442

Semiconductors - 2.03%
Texas Instruments, Inc.	590,300	14,468,253

Software - 2.53%
CA, Inc.	755,200	18,056,832

Steel - 0.63%
Nucor Corp.	85,700	4,499,250

Telephone - 0.24%
Qwest Communications International, Inc.	451,153	1,705,358
TOTAL COMMON STOCKS (Cost $844,457,393)		$692,646,223

Core Equity Fund (continued)
	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 3.09%
Repurchase Agreement with State Street Corp. dated 08/29/2008 at 1.70% to be repurchased at $22,065,167 on 09/02/2008, collateralized by $22,035,000 Federal Home Loan Bank, 5.00% due 10/16/2009 (valued at $22,503,244, including interest)	$22,061,000	$22,061,000
TOTAL REPURCHASE AGREEMENTS
(Cost $22,061,000)		$22,061,000
Total Investments (Core Equity Fund) (Cost $866,518,393) - 100.16%		$714,707,223
Liabilities in Excess of Other Assets - (0.16)%		(1,122,872)
TOTAL NET ASSETS - 100.00%		$713,584,351

Emerging Growth Fund
	Shares or Principal Amount	Value
COMMON STOCKS - 95.19%

Aerospace - 3.71%
AAR Corp. *	96,200	$1,526,694
Aerovironment, Inc. *	99,725	3,336,799
		4,863,493

Banking - 3.36%
IBERIABANK Corp.	32,155	1,743,766
PrivateBancorp, Inc. (a)	54,133	1,658,635
Signature Bank *	33,512	990,950
		4,393,351

Biotechnology - 2.35%
AMAG Pharmaceuticals, Inc. *	48,850	1,890,006
Exelixis, Inc. *	209,704	1,193,216
		3,083,222

Business Services - 8.96%
Acacia Research - Acacia Technologies *	133,109	531,105
Constant Contact, Inc. * (a)	124,633	2,131,224
Euronet Worldwide, Inc. *	78,299	1,471,238
FTI Consulting, Inc. *	36,834	2,703,615
Hill International, Inc. *	122,987	2,367,500
Kendle International, Inc. *	21,100	1,043,395
Tyler Technologies, Inc. *	91,189	1,478,174
		11,726,251

Commercial Services - 2.46%
Providence Service Corp. *	114,596	1,467,975
Team, Inc. *	46,000	1,753,060
		3,221,035

Computers & Business Equipment - 1.04%
Synaptics, Inc. *	25,983	1,359,950

Drugs & Health Care - 2.43%
BioMarin Pharmaceutical, Inc. *	48,800	1,470,832
Matrixx Initiatives, Inc. *	96,509	1,710,140
		3,180,972

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Emerging Growth Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Electronics - 1.93%
Enersys *	50,700	$1,425,684
Medis Technologies, Ltd. * (a)	351,600	1,100,508
		2,526,192

Energy - 3.53%
InterOil Corp. * (a)	148,988	4,623,096

Financial Services - 2.71%
FCStone Group, Inc. * (a)	81,374	1,701,530
Portfolio Recovery Associates, Inc. * (a)	43,363	1,844,662
		3,546,192

Food & Beverages - 2.09%
Green Mountain Coffee Roasters, Inc. *	39,200	1,430,408
Smart Balance, Inc. *	204,046	1,305,894
		2,736,302

Healthcare Products - 13.44%
Align Technology, Inc. *	159,938	2,085,592
Caliper Life Sciences, Inc. *	184,082	550,405
Conceptus, Inc. * (a)	67,000	1,132,300
Micrus Endovascular Corp. *	90,681	1,142,581
Nuvasive, Inc. *	50,128	2,389,101
ResMed, Inc. *	61,110	2,859,948
RTI Biologics, Inc. *	129,787	1,217,402
SenoRx, Inc. *	120,089	728,940
Somanetics Corp. *	77,069	1,911,311
SonoSite, Inc. * (a)	66,224	2,238,371
Spectranetics Corp. *	167,479	1,346,531
		17,602,482

Healthcare Services - 1.38%
Healthextras, Inc. *	30,631	998,571
Phase Forward, Inc. *	41,500	801,780
		1,800,351

Industrial Machinery - 1.31%
Flow International Corp. *	252,952	1,717,544

Industrials - 1.06%
EnergySolutions, Inc.	75,050	1,386,174

Insurance - 2.35%
Infinity Property & Casualty Corp.	33,775	1,570,537
ProAssurance Corp. *	28,053	1,512,057
		3,082,594

Leisure Time - 4.98%
Bally Technologies, Inc. *	53,649	1,836,405
Imax Corp. *	471,696	3,410,362
Pinnacle Entertainment, Inc. *	87,711	972,715
Progressive Gaming International Corp. *	390,050	296,438
		6,515,920

Life Sciences - 1.58%
Sequenom, Inc. *	91,180	2,072,521

Manufacturing - 3.97%
Force Protection, Inc. * (a)	600,912	2,391,630
iRobot Corp. * (a)	200,797	2,809,150
		5,200,780

Emerging Growth Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Medical-Hospitals - 1.10%
Electro-Optical Sciences, Inc. *	194,869	$1,445,928

Metal & Metal Products - 1.29%
Fushi Copperweld, Inc. *	41,100	463,608
Haynes International, Inc. *	21,028	1,229,297
		1,692,905

Petroleum Services - 1.43%
Superior Energy Services, Inc. *	39,670	1,866,077

Pharmaceuticals - 2.74%
BioForm Medical, Inc. *	207,411	825,496
Inspire Pharmaceuticals, Inc. *	264,809	1,191,640
Onyx Pharmaceuticals, Inc. *	38,500	1,573,495
		3,590,631

Publishing - 1.62%
VistaPrint, Ltd. * (a)	63,978	2,126,629

Retail Trade - 1.44%
Hibbett Sports, Inc. * (a)	78,752	1,882,173

Semiconductors - 7.46%
FormFactor, Inc. *	87,793	1,684,747
Mattson Technology, Inc. *	304,329	1,552,078
Netlogic Microsystems, Inc. * (a)	63,982	2,222,095
Rubicon Technology, Inc. *	53,741	656,715
Tessera Technologies, Inc. *	93,325	2,171,673
Varian Semiconductor Equipment Associates, Inc. *	46,039	1,487,060
		9,774,368

Software - 8.89%
Allscripts Healthcare Solution, Inc. * (a)	121,955	1,748,835
Concur Technologies, Inc. *	65,852	2,894,195
FARO Technologies, Inc. *	71,530	1,689,538
Magma Design Automation, Inc. *	62,534	317,673
Monotype Imaging Holdings, Inc. *	103,169	1,293,739
NetSuite, Inc. * (a)	49,500	832,590
Progress Software Corp. *	54,784	1,600,241
Ultimate Software Group, Inc. *	45,000	1,261,800
		11,638,611

Telecommunications Equipment &
Services - 1.81%
Comtech Telecommunications Corp. *	51,699	2,363,678

Trucking & Freight - 2.77%
ID Systems, Inc. * (a)	220,141	1,979,067
Landstar Systems, Inc.	33,530	1,643,641
		3,622,708
TOTAL COMMON STOCKS (Cost $133,729,241)		$124,642,130

WARRANTS - 0.09%

Medical-Hospitals - 0.09%
Electro-Optical Sciences, Inc. (Expiration Date: 10/31/2011, Strike Price: $6.70) *	5,396	13,350

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Emerging Growth Fund (continued)
	Shares or Principal Amount	Value
WARRANTS (continued)

Medical-Hospitals (continued)
Electro-Optical Sciences, Inc. (continued) (Expiration Date: 08/03/2012, Strike Price: $8.00) *	45,653	$109,288
		122,638
TOTAL WARRANTS (Cost $0)		$122,638

CONVERTIBLE BONDS - 0.97%

Energy - 0.97%
InterOil Corp.
8.00% due 05/09/2013 (h)	1,025,000	1,272,230
TOTAL CONVERTIBLE BONDS (Cost $1,025,000)		$1,272,230

SHORT TERM INVESTMENTS - 23.46%
Federal Home Loan Bank Discount Notes zero coupon due 09/02/2008	$3,800,000	$3,799,794
John Hancock Cash Investment Trust, 2.5657% (c)(i)	26,914,113	26,914,113
TOTAL SHORT TERM INVESTMENTS
(Cost $30,713,907)		$30,713,907
Total Investments (Emerging Growth Fund) (Cost $165,468,148) - 119.71%		$156,750,905
Liabilities in Excess of Other Assets - (19.71)%		(25,808,617)
TOTAL NET ASSETS - 100.00%		$130,942,288

Emerging Markets Value Fund
	Shares or Principal Amount	Value
COMMON STOCKS - 93.68%

Brazil - 7.30%
Aracruz Celulose SA, SADR	26,821	$1,482,933
Banco Alfa de Investimento SA *	3,300	15,427
Banco Bradesco SA, ADR	178,900	3,293,549
Banco Bradesco SA	125,000	2,053,681
Bematech SA *	21,900	96,736
BR Malls Participacoes SA *	26,000	231,288
Brascan Residential Properties SA	25,900	103,282
Braskem SA, SADR	119,002	1,738,619
Cia Brasileira de Distribuicao Grupo Pao de Acucar, ADR *	15,900	662,553
Cia Hering *	14,900	80,442
Company SA	10,049	65,904
Empresa Brasileira de Aeronautica SA, ADR	700	23,765
Eternit SA	30,000	124,233
Gafisa SA	56,500	809,025
Gerdau SA, SADR	682,778	12,774,776
Grendene SA	27,400	257,190
Guararapes Confeccoes SA	4,400	86,380
Iguatemi Empresa de Shopping Centers SA	7,700	89,755
JBS SA	162,400	660,560
M Dias Branco SA	33,200	423,657
Medial Saude SA	8,100	60,874
Net Servicos de Comunicacao SA, PR ADR *	84,404	972,334

Emerging Markets Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Brazil (continued)
PDG Realty SA Empreendimentos e
Participacoes	39,900	$480,514
Perdigao SA, SADR *	55,763	2,808,782
Porto Seguro SA *	46,000	475,239
Rossi Residencial SA	22,000	134,969
Sadia SA, SADR	152,429	3,039,434
Sao Carlos Empreendimentos e Participacoes SA	15,900	129,639
Sao Martinho SA *	29,400	468,957
Ultrapar Participacoes SA, ADR	44,294	1,572,880
Unibanco - Uniao de Bancos Brasileiros SA *	113,300	1,342,223
Unibanco - Uniao De Bancos Brasileiros SA, ADR *	20,900	2,498,804
Usinas Siderurgicas de Minas Gerais SA	26,700	918,939
Votorantim Celulose e Papel SA, SADR *	102,450	2,163,744
		42,141,087

Chile - 2.97%
Cementos Bio Bio SA	2,795	5,587
Cia General de Electricidad	53,123	310,605
Cintac SA	78,352	38,966
Companhia de Consumidores de Gas de Santiago SA	6,504	26,003
Companhia Sudamericana de Vapores SA	502,052	675,604
Compania de Telecomunicaciones de Chile SA, SADR	214,262	1,189,154
Corpbanca SA, SADR	4,614	123,471
Cristalerias de Chile SA	7,774	69,742
Empresas CMPC SA	53,640	1,663,337
Empresas Copec SA	337,656	4,142,089
Empresas Iansa SA	439,146	16,701
Enersis SA, SADR	459,633	7,878,110
Industrias Forestales SA	77,846	16,700
Madeco SA, SADR	41,779	380,607
Masisa SA	2,957,145	478,737
Soquimich Comercial SA	129,645	73,072
Vina San Pedro SA	9,342,203	67,413
		17,155,898

China - 4.13%
Angang New Steel Company, Ltd. Class H	622,000	841,923
AviChina Industry & Technology Company, Ltd. *	824,000	137,394
Bank of China, Ltd.	14,925,000	6,415,518
Beijing Capital International Airport Company, Ltd., Class H	838,000	659,209
BYD Company, Ltd., H Shares	551,000	631,921
Chaoda Modern Agriculture Holdings, Ltd.	1,768,900	1,878,543
China Construction Bank	726,000	588,410
China Petroleum & Chemical Corp., SADR	9,100	885,339
China Shipping Container Lines Company, Ltd.	1,447,850	353,446
China Travel International Investment Hong Kong, Ltd.	2,864,000	624,730
Dongfeng Motor Group Company, Ltd.	2,780,000	1,173,851
Guangshen Railway Company, Ltd., Class H	110,000	49,435
Guangshen Railway Company, Ltd., SADR	25,600	573,440
Hunan Non Ferrous Metal Corp., Ltd.	1,656,000	279,662
Industrial & Commercial Bank of China, Ltd.	832,000	569,681

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Emerging Markets Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

China (continued)
Maanshan Iron & Steel Company, Ltd.	1,682,000	$752,690
PetroChina Company, Ltd., SADR	19,800	2,558,160
PICC Property & Casualty Company, Ltd., Class H	2,246,000	1,268,115
Qingling Motors Company, Ltd.	580,000	91,088
Semiconductor Manufacturing International Corp., SADR *	209,323	496,096
Semiconductor Manufacturing
International Corp. *	6,395,000	298,607
Shanghai Electric Group Company, Ltd. *	2,739,000	1,127,674
Sinopec Shanghai Petrochemical Company, Ltd., SADR	22,600	707,380
Sinopec Yizheng Chemical Fibre Company, Ltd. *	1,404,000	158,278
Sinotrans, Ltd., Class H	1,330,000	300,428
ZTE Corp., Class H	85,400	405,087
		23,826,105

Czech Republic - 0.81%
Telefonica Czech Republic AS	107,949	3,310,791
Unipetrol AS	111,126	1,353,293
		4,664,084

Hong Kong - 5.68%
Amvig Holdings, Ltd.	432,000	386,641
Baoye Group Company, Ltd.	110,000	36,645
Beijing Capital Land, Ltd.	424,000	83,744
Beijing Enterprises Holdings, Ltd.	442,000	1,640,675
Brilliance China Automotive Holdings, Ltd. *	2,276,000	234,684
Catic Shenzhen Holdings, Ltd.	140,000	68,988
China Aerospace International Holdings, Ltd. *	1,053,400	91,781
China Everbright, Ltd.	699,000	1,254,951
China Green Holdings, Ltd.	216,000	191,116
China Haidian Holdings, Ltd. *	726,000	32,396
China Pharmaceutical Group, Ltd.	794,000	261,121
China Rare Earth Holdings, Ltd.	722,000	110,374
China Resources Enterprises, Ltd.	778,000	2,105,432
China Shineway Pharmaceutical Group, Ltd.	142,000	101,120
China Unicom, Ltd., SADR	355,300	5,642,164
China Unicom, Ltd.	234,000	370,188
Chongqing Iron & Steel Company, Ltd.	306,000	92,298
Citic Pacific, Ltd.	1,011,923	3,510,661
CNPC Hong Kong, Ltd.	2,440,000	935,367
COFCO International, Ltd.	866,000	343,115
Comba Telecom Systems Holdings, Ltd.	254,000	63,969
Cosco International Holdings, Ltd.	650,000	233,574
Cosco Pacific, Ltd.	1,090,000	1,657,998
Dalian Port PDA Company, Ltd.	822,000	449,551
Denway Motors, Ltd.	4,758,000	1,695,162
Digital China Holdings, Ltd.	103,000	52,208
Dynasty Fine Wines Group, Ltd.	654,000	89,199
First Tractor Company, Ltd.	236,000	43,421
Fu Ji Food & Catering Services Holdings, Ltd.	233,000	266,512
Geely Automobile Holdings Company, Ltd.	2,210,000	194,412
Global Bio-Chem Technology
Group Company, Ltd.	1,406,000	533,948
Great Wall Motor Company, Ltd.	211,000	99,549
Great Wall Technology Company, Ltd. *	142,000	18,778

Emerging Markets Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Hong Kong (continued)
Guangzhou Pharmaceutical Company, Ltd.	46,000	$22,816
Hainan Meilan International Airport Company, Ltd.	104,000	81,743
Harbin Power Equipment Company, Ltd.	678,000	835,305
HKC Holdings, Ltd.	3,572,000	599,803
Hopson Development Holdings, Ltd., GDR	596,000	590,764
Innomaxx Biotechnology Group, Ltd. *	1,658,000	91,871
Jingwei Textile Machinery Company, Ltd.	62,000	8,685
Kingway Brewery Holdings, Ltd. *	522,000	53,031
Lianhua Supermarket Holdings, Ltd.	101,000	172,769
Lingbao Gold Company, Ltd.	134,000	37,860
Minmetals Resources, Ltd.	900,000	215,350
Neo-China Group Holdings, Ltd.	341,500	111,578
Nine Dragons Paper Holdings, Ltd.	1,261,000	772,080
Shanghai Industrial Holdings, Ltd.	520,000	1,403,497
Shanghai Prime Machinery Company, Ltd.	406,000	67,658
Shanghai Real Estate, Ltd.	1,132,000	107,923
Shenzhen International Holdings, Ltd.	6,267,500	493,916
Shenzhen Investment, Ltd.	1,778,000	472,512
Shenzhou International Group Holdings, Ltd.	274,000	58,278
Shimao Property Holdings, Ltd., GDR	1,450,000	1,623,019
SinoCom Software Group, Ltd.	17,000	1,996
Sinolink Worldwide Holdings, Ltd.	1,362,000	182,315
Sinopec Kantons Holdings, Ltd.	620,000	90,085
Skyworth Digital Holdings, Ltd.	1,230,000	132,841
Stone Group Holdings, Ltd. *	750,000	36,322
TCL Communication Technology
Holdings, Ltd. *	2,756,000	52,702
TCL Multimedia Technology Holdings, Ltd. *	1,746,000	47,662
Tianjin Capital Environmental Protection	104,000	19,026
TPV Technology, Ltd.	1,188,000	575,439
Travelsky Technology, Ltd., Class H	440,000	267,252
Weiqiao Textile Company, Ltd.	430,500	341,248
Xiamen International Port Company, Ltd.	510,000	89,515
Xiwang Sugar Holdings Company, Ltd.	440,000	132,274
Zhejiang Glass Company, Ltd. *	172,000	85,068
		32,765,945

Hungary - 3.18%
Danubius Hotel and Spa PLC *	518	19,208
Egis Gyogyszergyar Nyrt.	3,828	312,632
Fotex PLC *	65,740	243,524
Gedeon Richter Rt.	12,527	2,482,504
MOL Magyar Olaj & Gazipari Rt.	72,209	7,757,036
OTP Bank Rt. *	163,213	7,319,819
Pannonplast PLC *	16,510	123,343
Raba Jarmuipari Holding Nyilvanosan Mukodo Rt. *	11,794	103,903
Synergon Information Systems, Ltd. *	2,700	13,672
		18,375,641

India - 9.67%
ACC, Ltd.	10,735	136,773
Aditya Birla Nuvo, Ltd.	15,200	445,881
Ador Welding, Ltd.	8,367	24,334
Aftek, Ltd.	28,741	25,496
Alembic, Ltd.	38,000	35,892
Allahabad Bank	38,840	55,042

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Emerging Markets Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

India (continued)
Alok Industries, Ltd.	72,774	$66,784
Ambuja Cements, Ltd.	604,511	1,101,881
Amtek Auto, Ltd.	40,948	165,664
Ansal Properties & Infrastructure, Ltd.	9,294	21,180
Apollo Hospitals Enterprise, Ltd.	17,400	191,177
Apollo Tyres, Ltd.	154,850	137,272
Arvind Mills, Ltd. *	104,142	80,869
Ashapura Minechem, Ltd.	5,400	14,226
Ashok Leyland, Ltd.	432,251	329,257
Aurobindo Pharma, Ltd.	20,097	144,620
Avaya Global Connect, Ltd.	5,668	17,181
Axis Bank, Ltd.	116,219	1,892,620
Bajaj Auto Finance, Ltd.	11,946	36,931
Bajaj Auto, Ltd.	24,676	330,249
Bajaj Finserv, Ltd.	24,676	301,633
Bajaj Hindusthan, Ltd.	38,278	147,725
Balaji Telefilms, Ltd.	11,528	44,031
Ballarpur Industries, Ltd.	218,226	164,097
Balmer Lawrie & Company, Ltd.	1,500	13,206
Balrampur Chini Mills, Ltd. *	78,680	164,990
Bank of Maharashtra	130,888	102,704
Bank of Rajasthan	39,971	71,833
Bata India, Ltd.	25,249	95,119
Bharat Earth Movers, Ltd.	13,744	228,470
Bharat Forge, Ltd.	6,300	38,044
Bhushan Steel, Ltd.	16,585	313,905
Biocon, Ltd.	16,986	150,062
Birla Corp., Ltd.	22,168	81,495
Bombay Dyeing & Manufacturing Company, Ltd.	6,668	81,880
Cadila Healthcare, Ltd.	6,700	48,516
Cairn India, Ltd. *	169,481	948,593
Chambal Fertilizers & Chemicals, Ltd.	122,930	201,228
Chi Investments, Ltd. *	6,513	4,684
Cholamandalam DBS Finance, Ltd.	7,563	17,231
City Union Bank, Ltd.	58,500	35,628
CMC, Ltd.	1,800	23,565
Coromandel Fertilisers, Ltd.	12,000	48,728
Cranes Software International, Ltd. *	3,000	8,436
Dalmia Cement Bharat, Ltd.	6,800	33,602
DCM Shriram Consolidated, Ltd.	26,804	36,173
Deepak Fertilizers & Petrochemicals Corp., Ltd.	34,858	71,887
Dr. Reddy’s Laboratories, Ltd., ADR	133,510	1,823,747
Eicher Motors, Ltd.	8,302	54,056
EID Parry India, Ltd.	18,099	92,476
EIH, Ltd.	108,400	359,753
Elder Pharmaceuticals, Ltd.	3,200	24,271
Electrosteel Castings, Ltd.	47,000	33,918
Escorts, Ltd. *	36,222	66,160
Essel Propack, Ltd.	6,500	3,617
Eveready Industries, Ltd. *	21,000	18,970
FDC, Ltd.	31,000	23,322
Federal Bank, Ltd.	67,848	329,273
Finolex Cables, Ltd.	27,100	31,013
Finolex Industries, Ltd.	62,340	77,299
Gammon India, Ltd.	28,239	139,741

Emerging Markets Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

India (continued)
Gitanjali Gems, Ltd. *	20,683	$113,128
Graphite India, Ltd.	75,397	100,356
Great Eastern Shipping Company, Ltd.	51,772	449,864
GTL, Ltd.	48,244	220,216
Gujarat Alkalies & Chemicals, Ltd.	35,989	132,564
Gujarat Ambuja Exports, Ltd.	15,000	13,048
Gujarat Flourochemicals, Ltd.	7,763	35,994
Gujarat Narmada Valley Fertilizers Company, Ltd.	51,735	136,567
Gujarat State Fertilisers & Chemicals, Ltd.	17,219	65,406
HCL Infosystems, Ltd.	63,711	169,933
HEG, Ltd.	13,300	71,890
Hexaware Technologies, Ltd.	38,931	41,185
Himatsingka Seide, Ltd. *	4,000	4,548
Hinduja TMT, Ltd.	5,652	25,757
Hindustan Construction Company, Ltd.	60,588	129,795
Hindustan Motors, Ltd. *	62,438	34,472
Hotel Leela Venture, Ltd.	112,844	82,118
ICI India, Ltd.	4,700	53,604
ICICI Bank, Ltd., SADR	287,841	8,928,828
India Cements, Ltd.	65,673	206,236
India Glycols, Ltd.	14,305	66,552
Indian Hotels Company, Ltd.	353,108	615,341
Indian Overseas Bank	11,000	22,242
IndusInd Bank, Ltd. *	88,148	119,180
Industrial Development Bank of India, Ltd.	234,735	441,152
Infomedia India, Ltd. *	7,700	24,533
Infrastructure Development Finance Company, Ltd.	283,884	588,736
Ipca Laboratories, Ltd.	4,298	56,362
IVRCL Infrastructures & Projects, Ltd. *	10,893	74,794
Jammu & Kashmir Bank, Ltd.	14,831	167,699
JB Chemicals & Pharmaceuticals, Ltd.	21,800	21,648
JBF Industries, Ltd. *	33,159	65,483
Jet Airways India, Ltd.	16,718	177,601
Jindal Saw, Ltd.	13,753	180,817
Jindal Stainless, Ltd.	44,557	123,680
JK Tyre & Industries, Ltd.	10,900	21,654
JSW Steel, Ltd.	51,671	892,410
Jyoti Structures, Ltd.	10,126	29,498
Karnataka Bank, Ltd.	37,698	119,013
Karur Vysya Bank, Ltd.	21,841	169,245
Kesoram Industries, Ltd.	9,260	55,855
Kirloskar Oil Engines, Ltd.	57,456	118,318
Lakshmi Machine Works, Ltd.	1,969	47,922
LIC Housing Finance, Ltd.	34,065	251,533
Maharashtra Seamless, Ltd.	6,980	45,351
Mahindra & Mahindra, Ltd.	195,127	2,540,800
Mahindra Lifespace Developers, Ltd.	4,263	45,241
Mangalam Cement, Ltd.	14,461	29,522
Maruti Udyog, Ltd.	65,711	957,832
Mastek, Ltd.	11,271	93,161
Matrix Laboratories, Ltd. *	58,149	209,313
Mercator Lines, Ltd.	105,166	189,706
Monnet Ispat & Energy, Ltd.	17,433	201,608
Monsanto India, Ltd.	700	26,175
Moser Baer India, Ltd.	70,858	163,761

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Emerging Markets Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

India (continued)
MRF, Ltd.	680	$54,329
Mukand, Ltd.	28,732	51,954
Nagarjuna Construction Company, Ltd.	69,234	194,170
Nagarjuna Fertilizers & Chemicals, Ltd. *	229,114	196,379
Nahar Spinning Mills, Ltd.	6,600	6,288
Natco Pharma, Ltd.	7,500	13,112
National Organic Chemical Industries, Ltd.	80,241	44,220
Navneet Publications India, Ltd.	46,585	70,665
NIIT Technologies, Ltd.	18,577	48,198
Nirma, Ltd. *	20,100	60,494
OCL India, Ltd. *	1,500	3,365
Orchid Chemicals & Pharmaceuticals, Ltd. *	28,645	159,594
Orient Paper & Industries, Ltd.	51,770	40,762
Oriental Bank of Commerce	23,527	87,592
Patni Computer Systems, Ltd.	38,484	199,612
Petronet LNG, Ltd.	240,816	323,906
Pfizer, Ltd.	3,850	50,705
Polaris Software Lab, Ltd.	39,735	90,898
Prism Cement, Ltd.	45,201	35,688
PSL, Ltd.	6,900	49,172
PTC India, Ltd.	68,932	121,557
Punj Lloyd, Ltd.	24,798	168,470
Punjab Tractors, Ltd.	18,068	74,533
Raymond, Ltd.	13,679	59,711
Rei Agro, Ltd. *	3,463	109,408
Reliance Industries, Inc.	6,070	292,012
Reliance Industries, Ltd., GDR (h)	121,038	11,655,959
Rolta India, Ltd.	58,756	434,932
Ruchi Soya Industries, Ltd.	67,815	118,773
Sakthi Sugars, Ltd.	25,066	60,918
Seamec, Ltd. *	14,000	36,302
Shasun Chemicals & Drugs, Ltd.	16,408	12,131
Shriram Transport Finance Company, Ltd.	51,252	394,641
Sicagen India, Ltd. *	4,881	1,439
Sical Logistics, Ltd. *	4,881	9,668
SKF India, Ltd.	4,700	24,815
Sonata Software, Ltd.	23,000	14,766
South Indian Bank, Ltd.	37,494	94,966
SREI Infrastructure Finance, Ltd. *	24,771	61,391
SRF, Ltd.	37,385	112,428
State Bank Of India	36,320	1,151,268
Sterlite Optical Technologies, Ltd.	20,008	82,634
Strides Arcolab, Ltd. *	13,608	59,480
Syndicate Bank, Ltd.	189,537	253,420
Tata Chemicals, Ltd.	71,422	533,751
Tata Communications, Ltd., ADR	41,383	770,138
Tata Investment Corp., Ltd.	6,928	74,085
Tata Metaliks, Ltd.	7,900	24,917
Tata Motors, Ltd., SADR	64,300	633,998
Tata Motors, Ltd.	157,232	1,572,405
Tata Steel, Ltd.	99,160	1,340,512
Tata Tea, Ltd.	10,618	170,661
Tele Data Informatics, Ltd.	47,214	15,152
Teledata Marine Solutions *	23,607	18,403
Teledata Technology Solutions *	23,607	18,403
Torrent Pharmaceuticals, Ltd.	11,441	50,526

Emerging Markets Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

India (continued)
Tube Investments of India, Ltd.	59,975	$63,900
TVS Motor Company, Ltd.	63,451	46,421
Unichem Laboratories, Ltd.	6,400	28,996
United Phosphorus, Ltd. *	66,463	504,691
Usha Martin, Ltd.	106,610	186,288
Uttam Galva Steels, Ltd. *	56,948	51,424
Varun Shipping Company, Ltd.	62,246	94,224
Vimta Labs, Ltd.	13,038	13,648
Wockhardt, Ltd.	24,300	109,847
Zee Entertainment Enterprises, Ltd.	89,462	439,182
Zensar Technologies, Ltd.	12,328	38,446
Zuari Industries, Ltd.	3,500	24,926
		55,789,326

Indonesia - 3.41%
Apexindo Pratama Duta Tbk PT	1,507,500	356,982
Astra Graphia Tbk PT	606,500	27,308
Astra International Tbk PT	2,452,500	5,522,972
Bakrie & Brothers Tbk PT *	5,064,750	189,966
Bakrieland Development Tbk PT *	11,972,500	452,549
Bank Central Asia Tbk PT	6,110,000	2,100,623
Bank Danamon Indonesia Tbk PT	2,231,000	1,304,744
Bank Niaga Tbk PT	4,865,500	468,742
Bank Pan Indonesia Tbk PT *	11,315,500	1,139,510
Bank Rakyat Indonesia Tbk PT	810,000	512,518
Berlian Laju Tanker Tbk PT	2,652,000	507,103
Bhakti Investama Tbk PT	3,342,825	144,928
Budi Acid Jaya Tbk PT	2,039,000	64,197
Charoen Pokphand Indonesia Tbk PT *	2,106,000	205,603
Ciputra Surya Tbk PT *	971,000	49,380
Davomas Abadi Tbk PT *	8,435,500	160,820
Enseval Putera Megatrading Tbk PT	1,104,500	59,483
Global Mediacom Tbk PT	2,520,000	105,246
Gudang Garam Tbk PT	400,500	281,132
Holcim Indonesia Tbk PT *	1,168,500	145,847
Indocement Tunggal Prakarsa Tbk PT	1,178,500	819,042
Indofood Sukses Makmur Tbk PT	5,344,500	1,301,565
Kalbe Farma Tbk PT	5,720,500	465,767
Kawasan Industri Jababeka Tbk PT *	10,378,000	133,570
Lippo Karawaci Tbk PT	10,276,750	862,752
Matahari Putra Prima Tbk PT	2,845,500	173,036
Medco Energi Internasional Tbk PT *	1,934,500	1,027,008
Mitra Adiperkasa Tbk PT	866,000	49,883
Panin Insurance Tbk PT *	1,443,000	51,753
Panin Life Tbk PT *	11,175,000	291,054
Polychem Indonesia Tbk PT *	1,930,000	47,459
Ramayana Lestari Sentosa Tbk PT	2,245,500	190,335
Samudera Indonesia Tbk PT	74,500	42,358
Sumalindo Lestari Jaya Tbk PT *	920,000	81,761
Summarecon Agung Tbk PT	3,792,000	135,625
Suryainti Permata Tbk PT *	1,802,000	57,113
Tempo Scan Pacific Tbk PT *	147,500	8,620
Trias Sentosa Tbk PT	1,000,000	23,410
Trimegah Securities Tbk PT	1,540,500	38,458
Tunas Ridean Tbk PT	948,500	102,233
		19,702,455

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Emerging Markets Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Israel - 2.51%
Africa-Israel Investments, Ltd.	3,700	$139,658
AudioCodes, Ltd. *	26,116	103,444
Azorim Investment Development & Construction Company, Ltd.	15,529	115,369
Bank Hapoalim, Ltd.	1,073,537	4,175,813
Bank Leumi Le-Israel, Ltd.	974,197	4,017,972
Clal Industries & Investments, Ltd.	60,228	234,086
Clal Insurance Enterprise Holdings, Ltd.	29,578	510,703
Delta Galil Industries, Ltd. *	8,190	36,925
Direct Insurance Financial Investments, Ltd.	15,338	44,291
Discount Investment Corp.	25,268	565,145
Electra, Ltd. *	1,422	160,651
Elron Electronic Industries, Ltd. *	23,021	150,099
First International Bank of Israel, Ltd. *	57,569	117,153
Formula Systems, Ltd., GDR	3,500	36,050
Formula Systems, Ltd.	5,626	60,079
Frutarom Industries, Ltd.	6,800	66,149
Harel Insurance Investments, Ltd.	13,397	583,223
IDB Development Corp., Ltd.	6,622	144,504
Israel Salt Industries, Ltd. *	17,450	96,358
Ituran Location & Control, Ltd.	2,562	30,737
Koor Industries, Ltd.	11,087	487,446
Leader Holding & Investments, Ltd.	21,500	25,360
Menorah Mivtachim Holdings, Ltd.	29,464	213,289
Migdal Insurance Holdings, Ltd.	199,738	245,760
Mivtach Shamir Holdings, Ltd.	4,390	133,670
Orbotech, Ltd. *	45,156	487,685
Packer Plada, Ltd.	575	30,682
Radvision, Ltd. *	7,287	48,169
Retalix, Ltd. *	22,317	265,931
Scailex Corp., Ltd.	11,425	82,753
Super-Sol, Ltd.	13,963	64,426
Union Bank of Israel, Ltd. *	25,609	109,658
United Mizrahi Bank, Ltd.	135,710	862,898
Urdan Industries, Ltd.	59,724	63,923
		14,510,059

Malaysia - 3.48%
Affin Holdings BHD	788,300	428,054
AirAsia BHD *	911,500	288,732
AMDB BHD *	540,000	25,338
AMMB Holdings BHD	1,377,750	1,235,851
Ann Joo Resources BHD	108,900	104,250
Asas Dunia BHD *	94,000	20,221
Asia Pacific Land BHD *	282,100	24,799
Bandar Raya Developments BHD	242,900	108,840
Batu Kawan BHD	153,900	375,127
Berjaya Corp. BHD	1,312,300	294,202
Berjaya Land BHD	162,200	209,424
BIMB Holdings Bhd	25,000	7,858
Boustead Holdings BHD	368,900	540,747
Cahya Mata Sarawak BHD	235,100	120,744
Dijaya Corp. BHD	16,900	5,465
DNP Holdings BHD	132,800	36,722
DRB-Hicom BHD	904,600	262,361
Eastern & Oriental BHD	66,000	19,784
Eastern Pacific Industrial Corp. BHD	155,700	63,178

Emerging Markets Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Malaysia (continued)
ECM Libra Avenue BHD	516,700	$81,665
Encorp BHD	114,800	22,291
EON Capital BHD	409,900	532,096
Esso Malaysia BHD	89,000	68,056
Gamuda BHD	100,000	75,702
General Corp. BHD	242,500	64,628
Globetronics Technology BHD	864,900	55,877
Glomac BHD	108,200	23,501
Goldis BHD	179,000	70,155
Hap Seng Consolidated BHD	382,300	283,872
Hong Leong Credit BHD	308,300	440,217
Hong Leong Industries BHD	52,000	58,535
Hume Industries Malaysia BHD	138,900	151,972
Hunza Properties BHD	102,400	42,096
Hwang-DBS Malaysia BHD	69,400	31,226
IGB Corp. BHD	968,400	383,034
IJM Corp. BHD *	549,100	812,818
Insas BHD *	460,100	47,143
Integrated Logistics BHD	167,200	39,262
Jaks Resources BHD *	245,000	41,822
Jaya Tiasa Holdings BHD	56,700	50,365
K & N Kenanga Holdings BHD	154,200	29,914
Karambunai Corp. BHD *	2,558,200	52,532
Keck Seng BHD	178,900	213,378
Kian Joo Can Factory BHD	332,000	122,798
Kim Loong Resources BHD	37,800	22,167
KLCC Property Holdings BHD	571,000	454,588
KPJ Healthcare BHD	93,000	89,686
KSL Holdings BHD	155,066	42,119
KUB Malaysia BHD *	592,900	53,742
Kulim Malaysia BHD	154,100	343,501
Kumpulan Hartanah Selangor BHD *	410,900	57,618
Land & General BHD *	1,081,300	88,369
Landmarks BHD	227,400	90,612
LBS Bina Group BHD *	210,000	20,637
Leader Universal Holdings BHD	717,000	130,003
Lion Corp. BHD *	454,900	65,802
Lion Diversified Holdings BHD	358,600	86,086
Lion Industries Corp. BHD	448,000	269,891
MAA Holdings BHD *	139,500	26,811
Malaysia Building Society BHD	274,400	116,736
Malaysian Airline System BHD	162,200	160,823
Malaysian Plantations BHD	545,400	434,187
Malaysian Resources Corp. BHD	163,300	36,697
Matrix International BHD *	258,500	28,832
MBM Resources BHD	5,000	3,528
Measat Global BHD *	7,500	3,153
Mega First Corp. BHD	193,700	60,599
Melewar Industrial Group BHD	127,200	27,208
MISC BHD	110,400	279,278
MK Land Holdings BHD	656,100	34,554
MMC Corp. BHD	371,700	228,863
MNRB Holdings BHD	18,000	22,596
MTD ACPI Engineering BHD	88,100	12,829
Mulpha International BHD *	909,800	312,652
NCB Holdings BHD	4,000	3,530

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Emerging Markets Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Malaysia (continued)
New Straits Times Press BHD	183,500	$80,810
Nylex Malaysia BHD *	52,000	16,918
Oriental Holdings BHD	304,200	502,624
OSK Holdings BHD	441,300	187,668
Padiberas Nasional BHD	428,300	176,005
Panasonic Manufacturing Malaysia BHD	8,100	27,897
PJ Development Holdings BHD	297,900	49,038
POS Malaysia & Services Holdings BHD	419,700	228,217
PPB Group BHD	637,800	1,760,507
Protasco BHD	141,500	29,605
Proton Holdings BHD *	338,000	297,696
Ramunia Holdings BHD *	328,294	163,204
Ranhill BHD	382,200	115,222
RB Land Holdings BHD *	60,100	19,415
RHB Capital BHD	255,500	313,284
Sarawak Energy BHD	583,800	391,479
Scomi Group BHD	652,300	126,968
Selangor Dredging BHD	328,000	58,791
Shangri-La Hotels BHD	24,100	12,357
Shell Refining Company Federation of Malaya BHD	133,200	431,306
SHL Consolidated BHD	185,100	70,909
Sunrise Berhad	173,000	77,764
Sunway City BHD	268,900	193,380
Sunway Holdings, Inc. BHD *	224,800	58,921
Suria Capital Holdings BHD	286,100	155,374
TA Enterprise BHD	895,600	217,890
Talam Corp. BHD *	360,000	18,909
Tan Chong Motor Holdings BHD	444,000	214,469
TDM BHD	150,700	76,148
Tebrau Teguh BHD *	333,800	47,773
TH Group BHD	225,000	33,245
Time.com BHD *	1,132,700	114,250
Tradewinds Malaysia BHD	82,400	86,896
Tronoh Consolidated M Berhad	218,400	111,263
Unisem M BHD	289,600	123,747
United Malacca BHD	58,900	123,025
Utama Banking Group BHD *	160,080	118,635
V.S. Industry BHD	166,897	87,052
WTK Holdings BHD	257,500	129,484
YNH Property Berhad	193,100	88,524
YTL Corp. BHD	738,000	1,386,532
		20,097,550

Mexico - 9.97%
Alfa SA de CV	433,200	2,258,104
Alsea SAB de CV *	202,800	222,468
Cemex SA de CV, SADR *	663,094	13,295,034
Coca-Cola Femsa SA de CV, ADR	28,121	1,595,586
Consorcio ARA SA de CV	587,500	462,790
Controladora Comercial Mexicana SA de CV	552,700	1,379,768
Corp Moctezuma SAB de CV	368,500	843,955
Corp. GEO SA de CV, Series B *	549,352	1,608,081
Dine SA de CV *	103,700	77,250
Embotelladoras Arca SA de CV	496,941	1,710,798
Empresas ICA SA de CV, SADR *	111,556	2,004,661

Emerging Markets Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Mexico (continued)
Empresas ICA Sociedad
Controladora SA de CV *	25,600	$115,020
Fomento Economico Mexicano SA de CV, SADR	245,825	10,919,547
GMD Resorts SAB de CV *	69,300	37,741
Gruma SA de CV, SADR *	67,293	767,813
Gruma SA de CV *	19,921	56,279
Grupo Aeroportuario del Pacifico SA de CV, Series B, SADR	31,800	905,982
Grupo Aeroportuario del Sureste SA de CV, SADR	28,650	1,362,021
Grupo Aeroportuario del Sureste SA de CV	27,200	129,589
Grupo Carso SA de CV	662,500	2,596,460
Grupo Cementos de Chihuahua SA de CV	57,000	247,784
Grupo Continential SA de CV	461,100	1,121,052
Grupo Financiero Inbursa SA de CV	548,000	1,915,355
Grupo Industrial Maseca SA de CV	2,600	2,276
Grupo Industrial Saltillo SA de CV	100,600	139,902
Grupo Iusacell SA de CV *	6	58
Grupo Kuo SA de CV *	164,700	107,315
Grupo Mexicano de Desarrollo, SAB *	69,300	175,225
Grupo Mexico SA	2,541,457	4,233,805
Grupo Simec SAB de CV *	198,600	878,782
Industrias CH SA de CV *	358,600	1,670,462
Organizacion Soriana SA de CV *	1,101,100	3,426,632
Qualitas Compania de Seguros SA de CV *	258,200	134,841
Urbi Desarrollos Urbanos SA de CV *	287,800	806,632
Vitro SA de CV, SADR	92,452	340,223
		57,549,291

Philippines - 0.48%
Belle Corp. *	1,800,000	28,909
Benpres Holdings Corp. *	1,630,000	44,823
China Banking Corp.	3,600	43,359
DMCI Holdings, Inc.	934,000	101,182
Empire East Land Holdings, Inc. *	5,890,000	54,840
Filinvest Development Corp.	404,000	17,198
Filinvest Land, Inc.	11,798,750	200,995
First Philippine Holdings Corp.	281,100	167,144
Megaworld Corp.	11,019,000	345,424
Metropolitan Bank & Trust Company	724,600	593,094
Philippine National Bank *	237,400	164,205
Rizal Commercial Banking Corp.	398,400	146,327
Robinsons Land Corp.	1,703,000	279,650
Security Bank Corp.	155,100	199,939
Union Bank of Philippines	221,200	151,074
Universal Robina Corp.	1,082,100	246,037
		2,784,200

Poland - 3.70%
ABG Ster-Projekt SA	91,909	244,430
Agora SA	46,104	589,814
Alchemia SA *	26,056	85,875
Bank BPH SA *	10,227	326,551
Bank Millennium SA	117,367	356,688
Barlinek SA *	5,475	17,984
Bioton SA *	1,373,084	252,359
Boryszew SA *	21,709	29,198

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Emerging Markets Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Poland (continued)
Cersanit-Krasnystaw SA *	12,636	$88,855
Ciech SA	15,527	384,701
Computerland SA *	9,818	97,613
Debica SA	7,943	258,493
Dom Development SA	4,937	80,853
Echo Investment SA *	319,170	627,643
Elstar Oils SA *	76,939	181,364
Emperia Holding SA *	2,613	93,086
Fabryka Kotlow Rafako SA *	41,805	124,258
Fabryki Mebli Forte SA *	23,417	58,677
Farmacol SA *	11,889	161,977
Firma Chemiczna Dwory SA *	678,621	269,707
Getin Holding SA *	365,502	1,557,080
Grupa Kety SA	11,048	360,198
Grupa Lotos SA *	57,549	686,468
Impexmetal SA	74,550	70,574
Inter Cars SA	700	13,810
KGHM Polska Miedz SA	140,407	4,727,188
Kredyt Bank SA	59,632	366,895
MNI SA *	41,057	52,285
Mondi Packaging Paper Swiecie SA *	13,399	217,247
Mostostal-Export SA *	22,387	21,263
Multimedia Polska SA	48,854	171,675
Netia SA *	306,083	402,252
Orbis SA	34,217	811,238
Pekaes SA	6,381	34,757
Pfleiderer Grajewo SA	6,153	36,088
Polnord SA *	13,014	267,104
Polski Koncern Miesny Duda SA *	91,151	141,612
Polski Koncern Naftowy Orlen SA	382,506	5,526,859
Przedsiebiorstwo Eksportu i Importu Kopex SA *	17,101	165,786
Softbank SA	37,352	1,016,183
Stalexport Autostrady SA *	202,394	206,933
Zaklady Tluszczowe Kruszwica SA	1,270	26,913
Zelmer SA	7,579	149,772
		21,360,306

South Africa - 8.24%
ABSA Group, Ltd.	144,404	2,038,653
Aeci, Ltd.	91,440	795,525
Afgri, Ltd.	325,008	240,550
African Rainbow Minerals, Ltd.	77,899	2,615,646
AG Industries, Ltd. *	94,914	10,727
Allied Electronics Corp., Ltd.	14,446	68,451
Amalgamated Appliance Holding Company, Ltd. *	46,719	7,302
Argent Industrial, Ltd.	55,365	77,033
Astral Foods, Ltd.	5,852	78,137
AVI, Ltd.	193,728	385,601
Barloworld, Ltd.	65,747	582,303
Capitec Bank Holdings, Ltd.	6,964	26,701
Caxton & CTP Publishers & Printers, Ltd.	152,748	227,238
Ceramic Industries, Ltd.	1,781	16,239
DataTec, Ltd. *	130,971	497,723
Dimension Data Holdings, Ltd.	260,585	251,883
Distell Group, Ltd.	6,321	38,670
Enaleni Pharmaceuticals, Ltd. *	380,905	128,657

Emerging Markets Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

South Africa (continued)
Eqstra Holdings, Ltd. *	91,166	$168,771
FirstRand, Ltd.	757,395	1,612,869
Freeworld Coatings, Ltd.	26,940	26,219
Gijima Ast Group, Ltd.	338,993	36,498
Gold Fields, Ltd., SADR	388,758	3,537,698
Gold Reef Resorts, Ltd.	18,411	42,992
Harmony Gold Mining Company, Ltd., SADR *	211,131	1,838,951
Highveld Steel & Vanadium Corp., Ltd. *	3,483	62,973
Hulamin, Ltd.	13,561	35,077
Iliad Africa, Ltd. *	44,781	50,216
Imperial Holdings, Ltd. *	91,166	638,139
Investec, Ltd.	87,952	655,267
JD Group, Ltd.	116,332	453,911
Kap International Holdings, Ltd.	90,584	23,497
Lewis Group, Ltd.	75,357	375,930
Liberty Group, Ltd. *	100,815	919,817
Medi-Clinic Corp., Ltd.	169,269	403,790
Metair Investments, Ltd.	99,170	103,173
Metropolitan Holdings, Ltd.	512,656	851,799
Mittal Steel South Africa, Ltd.	169,731	3,998,278
Mondi, Ltd.	99,557	644,819
Mustek, Ltd.	97,803	44,665
Mvelaphanda Group, Ltd. *	133,929	112,922
Nampak, Ltd. *	370,718	707,224
Nedbank Group, Ltd.	145,208	1,961,490
Nu-World Holdings, Ltd. *	9,429	20,164
Oceana Group, Ltd.	30,290	73,939
Omnia Holdings, Ltd.	25,339	266,439
Peregrine Holdings, Ltd.	37,143	60,989
PSG Group, Ltd.	96,236	229,520
Sanlam, Ltd.	1,983,568	4,575,854
Santam, Ltd.	15,705	163,158
Sappi, Ltd., SADR	131,495	1,393,847
Sasol, Ltd., SADR	207,411	11,405,531
Steinhoff International Holdings, Ltd. *	581,949	1,391,510
Super Group, Ltd.	196,625	94,449
Tiger Wheels, Ltd. *	14,267	0
Trans Hex Group, Ltd.	57,462	61,359
Trencor, Ltd.	121,229	376,156
Value Group, Ltd.	267,946	78,128
		47,585,067

South Korea - 11.14%
Aekyung Petrochemical Company, Ltd.	1,450	31,966
Asia Cement Company, Ltd.	1,280	68,061
Asia Paper Manufacturing Company, Ltd.	2,000	15,513
Asiana Airlines	16,430	66,303
AUK Corp.	5,400	9,860
Binggrae Company, Ltd.	2,700	90,171
BNG Steel Comapny, Ltd.	1,630	10,712
Bohae Brewery Company, Ltd.	530	8,007
Boryung Pharmaceutical Company, Ltd.	1,164	28,214
Byucksan Engineering & Construction Company, Ltd.	6,140	22,017
C. & Woobang Construction Company, Ltd. *	7,230	8,603
Cambridge Members Company, Ltd.	790	8,721
Cheil Industries, Inc.	14,720	697,447

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Emerging Markets Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

South Korea (continued)
Chin Hung International, Inc. *	41,110	$49,457
Chokwang Leather Company, Ltd.	2,300	13,694
Chong Kun Dang Pharm Corp.	1,200	20,253
Choongwae Pharma Corp.	2,590	35,722
Chosun Refractories Company, Ltd.	700	57,471
CJ Corp. *	7,366	385,639
Crown Confectionery Company, Ltd.	230	11,011
Dae Chang Industrial Company, Ltd.	27,000	18,713
Dae Dong Industrial Company, Ltd.	2,600	42,845
Dae Han Flour Mills Company, Ltd.	500	91,147
Dae Won Kang Up Company, Ltd.	18,000	30,618
Daeduck Electronics Company, Ltd.	15,700	50,035
Daeduck GDS Company, Ltd.	5,010	30,167
Daegu Bank	55,070	610,510
Daehan Synthetic Fiber Company, Ltd.	130	12,337
Daekyo Company, Ltd.	2,480	140,751
Daelim Industrial Company	10,079	621,221
Daesang Corp.	7,470	62,829
Daesung Industrial Company, Ltd.	900	78,551
Daewoo Electronic Components Company, Ltd. *	48,010	11,165
Daewoo Engineering & Construction
Company, Ltd.	64,860	688,828
Daewoo Motor Sales Corp.	9,730	168,862
Daewoong Company, Ltd.	620	14,160
Daishin Securities Company, Ltd.	16,960	274,161
Daiyang Metal *	4,090	11,287
Daou Technology, Inc.	8,110	36,621
DI Corp.	8,700	11,265
Digital Power Communications Company, Ltd.	14,000	16,817
Dong Ah Tire & Rubber Company, Ltd.	3,100	24,901
Dong Su Industrial Company, Ltd.	3,060	55,129
Dong Wha Pharmaceutical Industrial Company, Ltd.	1,330	50,954
Dongbang Transport Logistics Company, Ltd.	5,650	23,253
Dongbu Corp.	6,900	67,476
Dongbu Hannong Chemicals Company, Ltd. *	7,980	61,081
Dongbu Securities Company, Ltd.	8,769	55,265
Dongbu Steel Company, Ltd.	7,360	74,924
Dong-Il Corp.	615	38,236
Dongil Paper Manufacturing Comapny, Ltd.	13,000	10,924
Dongkuk Steel Mill Company, Ltd.	15,700	559,458
Dongwon F & B Company, Ltd.	800	26,837
Dongyang Engineering & Construction Corp.	970	27,615
Dongyang Mechatronics Corp.	8,024	35,129
Doosan Industrial Development Company, Ltd.	7,770	42,317
Duksung Company, Ltd.	5,800	9,239
En Paper Manufacturing Company, Ltd. *	7,900	28,176
F&F Company, Ltd.	5,100	18,482
Fursys, Inc.	1,550	34,803
Gaon Cable Company, Ltd.	1,160	34,469
GIIR, Inc.	3,900	31,502
Global & Yuasa Battery Company, Ltd.	4,200	65,425
Green Non-Life Insurance Company, Ltd.	6,490	48,620
GS Holdings Corp.	19,660	495,264
Gwangju Shinsegae Company, Ltd.	220	25,521
H.S. R & A Company, Ltd.	2,200	16,697

Emerging Markets Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

South Korea (continued)
Hae In Corp.	4,100	$14,077
Halla Climate Control Company, Ltd.	7,130	66,406
Halla Engineering & Construction Corp.	2,090	39,164
Hana Financial Group, Inc.	55,800	1,976,740
Handok Pharmaceuticals Company, Ltd.	1,000	16,125
Handsome Company, Ltd.	8,058	81,809
Hanil Cement Manufacturing Company, Ltd.	2,150	144,203
Hanil Construction Company, Ltd.	1,470	8,866
Hanil E-Wha Company, Ltd.	6,400	13,376
Hanjin Heavy Industries & Construction Holdings Company, Ltd. *	7,550	116,642
Hanjin Shipping Company, Ltd.	28,500	724,056
Hanjin Transportation Company, Ltd.	3,370	122,623
Hankook Cosmetics Company, Ltd.	6,300	20,630
Hankook Tire Company, Ltd.	51,710	755,256
Hankuk Glass Industries, Inc.	1,820	47,436
Hankuk Paper Manufacturing Company, Ltd.	1,520	51,842
Hanmi Capital Company, Ltd.	3,100	27,435
Hanshin Construction Company, Ltd.	3,010	54,337
Hansol Chemical Company, Ltd.	3,500	27,846
Hansol CSN Company, Ltd.	23,450	29,335
Hansol LCD, Inc.	2,650	42,593
Hansol Paper Company, Inc. *	13,550	190,030
Hanssem Company, Ltd.	6,330	54,041
Hanwha Chem Corp.	33,990	320,409
Hanwha Securities Company, Ltd.	16,840	110,772
Hanwha Timeworld Company, Ltd.	1,700	19,184
Hanyang Securities Company, Ltd.	3,390	34,621
Heung-A Shipping Company, Ltd.	19,140	37,844
Honam Petrochemical Corp.	7,610	449,988
Hotel Shilla Company, Ltd.	11,810	233,131
Husteel Company, Ltd.	1,100	23,789
Hwa Shin Company, Ltd.	14,690	37,321
Hwa Sung Industrial Company, Ltd.	3,530	21,858
Hwacheon Machine Tool Company, Ltd.	730	25,943
Hynix Semiconductor, Inc. *	115,120	2,026,054
Hyosung Corp.	11,870	797,282
Hyundai Cement Company, Ltd.	2,370	39,684
Hyundai Department Store Company, Ltd.	660	53,899
Hyundai DSF Company, Ltd.	2,800	25,707
Hyundai Elevator Company, Ltd.	429	32,873
Hyundai H & S Company, Ltd.	1,102	74,202
Hyundai Hysco Company, Ltd.	21,140	205,180
Hyundai Mipo Dockyard	4,345	621,553
Hyundai Motor Company, Ltd.	86,926	5,679,313
Hyundai Pharmaceutical Industrial Company, Ltd.	9,400	29,465
Hyundai Securities Company, Ltd.	63,397	641,215
Hyundai Steel Company	19,454	900,368
Il Dong Pharmaceutical Company, Ltd.	710	19,561
Iljin Diamond Company, Ltd.	712	9,104
Iljin Electric, Ltd.	3,458	13,816
Ilsung Pharmaceutical Company, Ltd.	990	105,565
Inzi Controls Company, Ltd.	6,490	22,767
Isu Chemical Company, Ltd.	1,800	23,092
Jahwa Electronics Company, Ltd.	5,200	23,066
Jeil Mutual Savings Bank	1,850	7,856

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Emerging Markets Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

South Korea (continued)
Jeil Pharmaceutical Company, Ltd. *	1,910	$18,593
Jeonbuk Bank, Ltd.	9,880	58,188
Joongang Construction Company, Ltd. *	2,700	21,958
KCC Corp.	2,250	738,046
KCTC	1,100	17,211
Keangnam Enterprises, Ltd.	3,358	39,162
Keyang Electric Machinery Company, Ltd.	18,120	32,119
KG Chemical Corp. *	5,600	45,491
Kia Motors Corp. *	100,940	1,203,740
Kirin Company, Ltd. *	1,540	2,429
Kiswire, Ltd.	3,020	113,953
Kolon Engineering & Construction Company, Ltd.	3,130	25,192
Kolon Industries, Inc. *	5,610	174,846
Kookmin Bank, SADR	134,847	7,389,616
Korea Airport Service Company, Ltd.	1,020	38,310
Korea Cast Iron Pipe Industries Company, Ltd.	6,600	31,978
Korea Circuit Company, Ltd. *	5,500	17,063
Korea Development Corp.	2,330	18,631
Korea Development Financing Corp.	1,960	70,628
Korea Electric Terminal Company, Ltd.	2,340	35,683
Korea Exchange Bank	83,640	1,047,504
Korea Flange Company, Ltd.	1,830	18,554
Korea Investment Holdings Company, Ltd.	16,137	528,153
Korea Iron & Steel Company, Ltd.	3,370	143,598
Korea Kumho Petrochemical Company, Ltd.	6,350	176,762
Korea Mutual Savings Bank	870	16,262
Korea Polyol Company, Ltd.	1,522	81,273
Korea Zinc Company, Ltd.	281	32,483
Korean Air Lines Company, Ltd.	18,990	668,009
Korean Petrochemical Industrial Company, Ltd.	2,450	59,848
KP Chemical Corp. *	27,830	158,642
KT Freetel Company, Ltd. *	51,100	1,340,729
KTB Network Corp. *	11,890	68,152
Kukdo Chemical Company, Ltd.	1,520	32,716
Kumho Electric Company, Ltd.	310	6,690
Kumho Industrial Company, Ltd.	10,500	141,085
Kumho Investment Bank	60,370	54,887
Kumho Tire Company, Inc.	20,800	156,512
Kumkang Industrial Company, Ltd.	1,400	13,074
Kwang Dong Pharmaceutical Company, Ltd.	12,810	38,418
Kyeryong Construction Industrial Company, Ltd.	2,550	49,857
Kyung Nong Corp.	11,060	38,344
Kyungbang, Ltd. *	681	78,801
Lee Ku Industrial Company, Ltd.	8,740	8,732
LG Chem, Ltd.	13,400	1,160,024
LG Corp.	1,968	112,327
LG Dacom Corp.	20,670	387,032
LG Electronics, Inc.	23,936	2,205,146
LG International Corp.	9,400	196,303
LG Philips LCD Company, Ltd., ADR	143,000	1,761,760
Lotte Chilsung Beverage Company, Ltd.	310	276,945
Lotte Confectionery Company, Ltd.	400	481,220
Lotte Midopa Company, Ltd. *	7,060	54,662
Lotte Samkang Company, Ltd.	350	61,550

Emerging Markets Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

South Korea (continued)
Lotte Shopping Company, Ltd.	3,652	$993,749
LS Cable, Ltd.	6,135	444,575
Manho Rope & Wire, Ltd.	1,400	16,524
Meritz Investment Bank *	33,274	36,974
Meritz Securities Company, Ltd.	51,640	51,094
Moorim Paper Company, Ltd.	4,880	51,157
Namyang Dairy Products Company, Ltd.	200	126,733
Nexen Tire Corp.	16,240	38,410
NH Investment & Securities Company, Ltd.	13,470	79,291
Nong Shim Company, Ltd.	1,158	233,065
Nong Shim Holdings Company, Ltd.	1,340	85,259
Ottogi Corp.	706	106,331
Pacific Corp.	979	117,759
Pang Rim Company, Ltd.	950	13,549
PaperCorea, Inc.	2,900	14,751
Pohang Coated Steel Company, Ltd.	1,600	32,515
Poonglim Industrial Company, Ltd.	5,520	23,358
Poongsan Corp.	1,300	21,336
Poongsan Corp. *	6,919	68,624
Pulmuone Company, Ltd.	432	14,776
Pulmuone Company, Ltd. *	677	16,540
Pumyang Construction Company, Ltd.	1,610	25,609
Pusan Bank	48,000	533,803
Pusan City Gas Company, Ltd.	3,700	73,937
S&T Corp.	2,360	32,593
S&T Dynamics Company, Ltd.	10,410	104,247
Saehan Industries, Inc. *	17,230	126,866
Saehan Media Company, Ltd. *	6,266	12,243
Sam Kwang Glass Industrial Company, Ltd.	800	19,473
Sam Lip General Foods Company, Ltd.	3,850	31,169
Sam Young Electronics Company, Ltd.	5,610	51,104
Sam Yung Trading Co Ltd	4,500	17,513
Sambu Construction Company, Ltd.	2,400	77,747
Samho International Company, Ltd.	6,780	48,956
Samick Musical Instruments Company, Ltd. *	8,830	5,769
Samick THK Company, Ltd.	11,120	23,619
Samjin Pharmaceutical Company, Ltd.	5,305	56,541
Samsung Corp.	34,785	1,510,112
Samsung Electro-Mechanics Company, Ltd.	18,100	536,829
Samsung Fine Chemicals Company, Ltd.	7,550	367,940
Samsung SDI Company, Ltd. *	18,020	1,368,892
Samwhan Corp.	3,850	59,434
Samyang Corp.	2,101	81,498
Samyang Genex Company, Ltd.	800	44,669
Samyang Tongsang Company, Ltd.	690	18,566
Savezone I & C Corp.	16,880	27,767
Seah Besteel Corp.	5,550	127,114
SeAH Holdings Corp.	1,020	107,535
SeAH Steel Corp.	900	52,148
Sebang Company, Ltd.	5,070	57,322
Sejong Industrial Company, Ltd.	7,830	37,192
Seoul Securities Company, Ltd.	107,760	105,482
Sgwicus Corp. *	4,800	8,174
SH Chemical Company, Ltd. *	31,743	26,638
Shin Poong Pharmaceutical Company, Ltd.	1,880	33,649

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Emerging Markets Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

South Korea (continued)
Shinhan Engineering & Construction
Company, Ltd. *	3,177	$26,096
Shinhan Financial Group Company, Ltd., SADR	63,376	5,713,346
Shinheung Securities Company, Ltd.	3,650	59,951
Shinsegae Engineering & Construction
Company, Ltd.	1,110	19,784
Shinsung ENG Company, Ltd.	12,890	61,437
Shinyoung Securities Company, Ltd.	3,180	119,677
Silla Company, Ltd.	3,180	48,473
Sindo Ricoh Company, Ltd.	2,940	164,968
SJM Company, Ltd.	8,130	34,611
SK Corp.	12,969	1,291,772
SK Gas Company, Ltd.	2,662	170,807
SKC Company, Ltd.	10,940	186,835
SL Corp.	5,830	29,447
Solomon Mutual Savings Bank	3,600	24,701
Ssangyong Cement Industrial Company, Ltd. *	21,560	185,066
Ssangyong Motor Company, Ltd. *	27,890	66,456
Suheung Capsule Company, Ltd.	2,900	15,793
Sung Bo Chemicals Company, Ltd.	410	12,237
Sung Chang Enterprise Company, Ltd.	1,680	28,268
Sungjee Construction Company, Ltd.	2,210	21,788
Sungshin Cement Company, Ltd. *	5,760	31,805
Sungwon Corp.	4,230	24,947
Sunjin Company, Ltd.	1,010	19,854
Tae Kyung Industrial Company, Ltd.	14,930	62,972
Taegu Department Store Company, Ltd.	2,740	27,311
Taekwang Industrial Company, Ltd.	285	248,645
Taeyoung Engineering & Construction, Ltd.	12,740	54,538
Taihan Electric Wire Company, Ltd.	4,000	115,700
Telcoware Company, Ltd.	4,000	25,664
Trybrands, Inc. *	5,723	20,707
Trybrands, Inc. *	3,036	10,818
TS Corp.	1,100	65,297
Uangel Corp.	7,990	41,477
Unid Company, Ltd.	2,000	62,854
Union Steel Company, Ltd. *	3,060	65,476
Wiscom Company, Ltd.	3,680	13,438
Woongjin Holdings Company, Ltd.	2,870	34,576
Woori Investment & Securities Company, Ltd.	34,950	606,667
Yesco Company, Ltd.	1,480	41,573
Yoosung Enterprise Company, Ltd.	9,880	25,708
Youlchon Chemical Company, Ltd.	9,090	50,766
Young Poong Corp.	307	135,047
Youngone Corp.	11,950	94,452
Yuhwa Securities Company, Ltd.	3,240	55,911
		64,279,906
Taiwan - 11.07%
Acbel Polytech, Inc.	231,540	97,852
Accton Technology Corp. *	21,000	6,611
Achem Technology Corp. *	138,000	65,744
AGV Products Corp. *	228,505	52,936
Allis Electric Company, Ltd.	135,000	33,717
Ambassador Hotel Company, Ltd.	117,000	166,631
Arima Communication Corp. *	202,000	94,810

Emerging Markets Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Taiwan (continued)
Arima Computer Corp. *	490,000	$76,247
Arima Optoelectronics Corp. *	100,134	41,069
Asia Polymer Corp.	126,000	81,121
Asia Vital Components Company, Ltd. *	80,000	54,422
AU Optronics Corp. ADR	411,423	4,912,390
Audix Corp.	81,200	44,285
Avision, Inc.	111,916	45,811
Bank of Kaohsiung, Ltd.	251,680	99,918
Basso Industry Corp. *	105,000	81,991
Behavior Technology Computer Corp. *	48,800	10,985
BenQ Corp.	460,512	231,818
BES Engineering Corp. *	802,200	184,220
Biostar Microtech International Corp.	85,280	35,324
C Sun Manufacturing, Ltd. *	48,000	22,882
Carnival Industrial Corp. *	198,000	41,117
Cathay Chemical Works, Inc.	73,000	24,040
Cathay Real Estate Development Company, Ltd.	658,000	277,914
Central Reinsurance Company, Ltd.	269,535	113,471
Chain Qui Development Company, Ltd.	76,000	48,900
Champion Building Materials Comapny, Ltd. *	159,000	59,697
Chang Hwa Commercial Bank, Ltd.	2,733,000	1,617,213
Charoen Pokphand Enterprise Company, Ltd.	122,000	54,204
Cheng Loong Corp.	539,000	155,930
Cheng Uei Precision Industry Company, Ltd.	216,300	452,969
Chenming Mold Industrial Corp.	92,128	31,250
Chi Mei Optoelectronics Corp.	3,088,950	2,594,346
Chia Hsin Cement Corp. *	395,560	256,454
Chien Shing Stainless Steel Company, Ltd. *	181,000	37,347
Chilisin Electronics Corp.	63,240	25,943
China Airlines, Ltd. *	1,243,874	420,529
China Chemical & Pharmaceutical Company, Ltd.	129,000	58,357
China Development Financial Holdings Corp.	6,779,216	2,136,644
China Electric Manufacturing Corp.	170,000	85,851
China General Plastics Corp. *	215,000	69,292
China Glaze Company, Ltd.	109,203	32,988
China Manmade Fibers Corp. *	822,000	180,935
China Motor Company, Ltd.	454,905	265,497
China Petrochemical Development Corp. *	1,054,000	378,761
China Steel Structure Company, Ltd.	107,000	58,855
China Synthetic Rubber Corp.	239,000	240,052
China Wire & Cable Company, Ltd. *	120,000	28,399
Ching Feng Home Fashions Company, Ltd. *	105,000	40,118
Chin-Poon Industrial Company, Ltd.	192,000	109,362
Chun Yu Works & Company, Ltd.	115,000	36,289
Chun Yuan Steel Industrial Company, Ltd.	273,962	110,375
Chung Hwa Pulp Corp.	237,000	118,577
Chunghwa Picture Tubes, Ltd.	5,222,000	1,091,070
CMC Magnetics Corp. *	2,112,000	543,501
Collins Company, Ltd. *	222,000	70,177
Compeq Manufactuing Company, Ltd.	610,000	197,315
Continental Engineering Corp.	483,000	218,257
Da-Cin Construction Company, Ltd.	77,000	41,667
Delpha Construction Company, Ltd. *	174,000	33,161
D-Link Corp.	368,220	443,712
E.Sun Financial Holding Company, Ltd.	2,202,720	848,445

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Emerging Markets Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Taiwan (continued)
Eastern Media International Corp.	572,000	$172,246
Eclat Textile Company, Ltd.	120,000	42,853
Edom Technology Company, Ltd.	64,000	24,583
Elite Material Company, Ltd.	200,955	70,621
Elitegroup Computer Systems Company, Ltd. *	612,000	214,230
Enlight Corp.	164,799	15,638
Eternal Chemical Company, Ltd.	267,300	205,117
EVA Airways Corp. *	987,000	361,292
Everest Textile Company, Ltd.	224,000	42,016
Evergreen International Storage & Transport Corp.	453,000	293,935
Evergreen Marine Corp.	786,000	445,417
Everlight Chemical Industrial Corp.	166,000	87,485
Everspring Industry Company, Ltd. *	61,000	12,185
Evertop Wire Cable Corp. *	98,275	24,063
Excel Cell Electronic Company, Ltd.	29,000	11,072
Far Eastern International Bank *	938,000	237,868
Federal Corp.	233,527	115,725
Feng TAY Enterprise Company, Ltd.	209,000	132,473
First Copper Technology Company, Ltd.	169,000	46,976
First Insurance Company, Ltd.	150,165	57,819
Formosa Chemicals & Fibre Corp.	780,000	1,339,401
Formosa Taffeta Company, Ltd.	653,000	493,505
Formosan Rubber Group, Inc.	250,000	126,324
Formosan Union Chemical *	173,264	71,140
FU I Industrial *	159,000	36,592
Fubon Group Company, Ltd.	280,000	235,826
Fwusow Industry Company, Ltd.	103,000	33,204
Gigabyte Technology Company, Ltd.	416,000	288,497
Gigastorage Corp. *	146,000	26,520
Gold Circuit Electronics, Ltd.	257,040	131,313
Goldsun Development & Construction Company, Ltd.	707,301	297,128
Gordon Auto Body Parts Company, Ltd.	50,181	14,652
Grand Pacific Petrochemical Corp. *	484,000	122,000
Grape King, Inc.	108,000	60,374
Great China Metal Industry Company, Ltd.	137,000	61,003
GTM Corp.	95,000	50,448
Hey Song Corp.	251,000	102,465
Hitron Technology, Inc. *	86,000	20,247
Ho Tung Chemical Corp. *	312,000	102,644
Hocheng Group Corp. *	177,000	53,022
Hold-Key Electric Wire & Cable Company, Ltd. *	132,000	35,907
Hong TAI Electric Industrial	155,000	77,003
Hsing TA Cement Company, Ltd.	227,000	69,934
Hua Eng Wire & Cable Company, Ltd.	326,000	83,881
Hua Nan Financial Holdings Company, Ltd.	265,200	197,081
Hung Ching Development Company, Ltd.	147,000	55,222
Hung Sheng Construction Company, Ltd.	325,000	165,117
Hwa Fong Rubber Company, Ltd. *	178,770	38,751
Ichia Technologies, Inc.	168,300	103,688
International Semiconductor Technology, Ltd. *	171,000	45,425
Inventec Company, Ltd.	1,156,050	678,220
Jui Li Enterprise Company, Ltd. *	65,000	17,359
K Laser Technology, Inc. *	76,000	44,660
Kang Na Hsiung Enterprise Company, Ltd.	79,000	38,884
Kao Hsing Chang Iron & Steel Corp. *	130,000	37,236

Emerging Markets Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Taiwan (continued)
Kaulin Manufacturing Company, Ltd. *	73,000	$44,253
KEE TAI Properties Company, Ltd.	86,512	33,828
Kenda Rubber Industrial Company, Ltd. *	208,550	133,119
Kindom Construction Company, Ltd.	306,000	135,090
King Yuan Electronics Company, Ltd.	622,056	272,453
King’s Town Bank *	535,000	148,635
Kinpo Electronics, Inc.	739,724	205,463
Kwong Fong Industries Corp. *	275,000	59,297
Lan Fa Textile Company, Ltd.	169,781	32,130
Lead Data, Inc. *	205,000	23,104
Lealea Enterprise Company, Ltd. *	388,500	73,065
LEE CHI Enterprises Company, Ltd. *	110,000	37,489
Lelon Electronics Corp.	92,000	22,540
Leofoo Development Company, Ltd. *	179,000	108,262
Li Peng Enterprise Company, Ltd. *	292,864	53,681
Lien Hwa Industrial Corp.	459,574	208,860
Lingsen Precision Industries, Ltd.	146,178	49,990
Lite-On Technology Corp.	1,451,950	1,426,464
Long Bon Development Company, Ltd.	241,000	110,206
Long Chen Paper Company, Ltd. *	277,060	79,795
Lucky Cement Corp. *	190,000	48,349
Macronix International Company, Ltd.	2,289,063	907,516
Mega Financial Holding Company, Ltd.	6,303,000	3,963,323
Meiloon Industrial Company, Ltd.	112,231	44,007
Mercuries & Associates, Ltd.	329,700	134,733
Microelectronics Technology	192,000	102,212
Micro-Star International Company, Ltd.	555,479	385,397
Mitac International	855,916	479,808
Mitac Technology Corp.	250,000	137,830
Mobiletron Electronics Company, Ltd.	31,000	16,894
Mustek Systems, Inc. *	184,000	23,640
Namchow Chemical Industrial Company, Ltd. *	100,000	22,642
Nanya Technology Corp. *	1,936,057	651,709
Nien Hsing Textile Company, Ltd.	285,000	109,289
Optimax Technology Corp. *	319,000	48,694
Pacific Construction Company, Ltd. *	267,000	36,740
Pan Jit International, Inc.	131,121	89,845
Pan-International Industrial Company, Ltd. *	209,000	379,759
Phihong Technology Company, Ltd.	194,573	79,790
Phoenix Precision Technology Corp.	416,847	232,708
Prince Housing Development Corp.	455,000	153,142
Prodisc Technology, Inc. *	540,000	25,512
Quintain Steel Company, Ltd. *	169,000	54,677
Ralec Electronic Corp.	39,000	29,885
Rexon Industrial Corp., Ltd. *	153,000	25,734
Ritek Corp. *	1,659,000	323,480
Sampo Corp. *	400,000	58,033
Sanyang Industrial Company, Ltd.	386,481	146,742
Sanyo Electric Taiwan Company, Ltd.	28,000	22,719
SDI Corp.	59,000	37,726
Sesoda Corp.	69,750	115,944
Sheng Yu Steel Company, Ltd.	151,000	109,138
Shin Kong Financial Holding Company, Ltd.	2,990,398	1,642,935
Shinkong Insurance Company, Ltd.	144,560	70,869
Shinkong Spinning Company, Ltd.	94,000	59,984
Shinkong Synthetic Fibers Corp. *	709,000	169,061

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Emerging Markets Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Shuttle, Inc.	122,000	$49,748
Sigurd Microelectronics Corp.	151,326	69,659
Silicon Integrated Systems Corp. *	639,000	157,034
Sinon Corp.	164,000	60,029
SinoPac Holdings Company, Ltd.	4,549,000	1,584,303
Sintek Photronic Corp. *	329,000	94,431
Siward Crystal Technology Company, Ltd.	62,192	33,529
Solomon Technology Corp. *	101,200	41,677
Southeast Cement Company, Ltd.	270,000	92,383
Spirox Corp.	99,821	49,951
Standard Chemical & Pharma	64,000	43,187
Standard Foods Corp.	98,000	90,749
Stark Technology, Inc.	95,000	42,765
Sunonwealth Electric Machine Industry
Company, Ltd.	125,080	81,154
Sunplus Technology Company, Ltd. *	272,000	238,514
T JOIN Transportation Company, Ltd. *	175,000	107,370
Ta Chen Stainless Pipe Company, Ltd.	218,000	182,348
Ta Chong Bank, Ltd. *	1,416,000	367,780
Ta Ya Electric Wire & Cable Company, Ltd.	301,970	76,364
Tah Hsin Industrial Company, Ltd.	105,000	61,780
TA-I Technology Company, Ltd.	89,943	62,148
Taichung Commercial Bank *	734,000	275,403
Tainan Enterprises Company, Ltd.	59,000	42,394
Tainan Spinning Company, Ltd.	732,000	250,727
Taishin Financial Holdings Company, Ltd.	3,446,000	1,057,592
Taisun Enterprise Company, Ltd. *	220,000	53,356
Taita Chemical Company, Ltd.	95,790	26,003
Taiwan Acceptance Corp.	83,000	53,166
Taiwan Business Bank *	1,855,000	584,711
Taiwan Cooperative Bank	2,275,275	1,675,252
Taiwan Fire & Marine Insurance Company, Ltd.	77,000	54,584
Taiwan Fu Hsing Industrial Company, Ltd.	83,000	37,502
Taiwan Glass Industrial Corp.	580,011	432,130
Taiwan Hon Chuan Enterprise Company, Ltd.	47,940	47,105
Taiwan Kai Yih Industrial Company, Ltd.	121,563	49,122
Taiwan Kolin Company, Ltd. *	400,000	15,149
Taiwan Life Insurance Company, Ltd.	120,000	120,635
Taiwan Mask Corp.	178,000	82,181
Taiwan Paiho, Ltd.	141,900	84,550
Taiwan Pulp & Paper Corp. *	179,000	74,473
Taiwan Sakura Corp.	87,868	27,756
Taiwan Styrene Monomer Corp.	294,640	95,265
Taiwan Tea Corp. *	374,000	190,362
Taiyen Biotech Company, Ltd. *	131,000	72,915
Tatung Company, Ltd. *	2,070,000	755,314
Teapo Electronic Corp. *	205,000	32,745
Teco Electric & Machinery Company, Ltd.	1,391,000	610,177
Tecom Company, Ltd. *	108,000	54,631
Test-Rite International Company, Ltd.	151,500	86,186
Tex-Ray Industrial Company, Ltd.	90,000	20,764
Thinking Electronic Industrial Company, Ltd.	59,000	41,105
Ton Yi Industrial Corp.	654,000	289,767
Tong Yang Industry Company, Ltd.	177,020	124,779
Twinhead International Corp. *	224,000	25,257
TYC Brother Industrial Company, Ltd. *	120,000	62,488

Emerging Markets Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Taiwan (continued)
Tycoons Group Enterprise Company, Ltd. *	238,000	$70,385
Tze Shin International Company, Ltd. *	92,220	49,973
Union Bank of Taiwan *	919,000	168,483
Unitech Electronics Company, Ltd.	101,299	46,231
Unitech Printed Circuit Board Corp.	248,950	141,530
United Integrated Services Company, Ltd.	98,000	69,982
United Microelectronics Corp.	9,126,406	3,804,691
Universal Cement Corp. *	299,808	195,058
Universal Scientific Industrial Company, Ltd.	521,100	271,139
UPC Technology Corp.	391,600	177,019
USI Corp.	361,000	164,433
U-Tech Media Corp.	180,000	44,931
Ve Wong Corp. *	84,000	48,215
Walsin Lihwa Corp.	2,014,000	697,300
Walsin Technology Corp. *	294,000	145,669
Wan Hai Lines, Ltd.	711,000	385,050
Waterland Financial Holding Company *	1,211,340	348,063
Wei Chih Steel Industrial Company, Ltd. *	110,000	41,313
Winbond Electronics Corp. *	2,518,000	452,801
Wintek Corp.	690,000	429,594
WUS Printed Circuit Company, Ltd. *	254,000	45,736
Yageo Corp.	1,685,000	499,234
Yang Ming Marine Transport Corp.	938,015	455,266
Yeun Chyang Industrial Company, Ltd. *	177,000	133,076
Yi Jinn Industrial Company, Ltd. *	219,800	39,859
Yieh Phui Enterprise Company, Ltd.	705,350	283,112
Yosun Industrial Corp.	158,993	119,727
Yuen Foong Yu Paper Manufacturing
Company, Ltd.	848,711	277,815
Yulon Motor Company, Ltd.	576,900	462,842
Yung Chi Paint & Varnish Manufacturing
Company, Ltd.	68,850	85,062
Yungtay Engineering Company, Ltd.	200,000	111,448
Zig Sheng Industrial Company, Ltd.	265,402	47,925
Zippy Technology Corp.	69,300	34,904
Zyxel Communications Corp. *	251,000	204,650
		63,901,207
Thailand - 2.49%
Aapico Hitech PCL	192,300	51,108
Adkinson Securities PCL *	2,243,400	34,070
Bangchak Petroleum PCL	150,000	44,685
Bangkok Bank PCL, Foreign Shares	531,900	1,819,135
Bangkok Bank PCL, NVDR	1,142,800	3,875,900
Bangkok Expressway PCL	300,700	155,444
Bangkok Insurance PCL	2,500	18,838
Bangkok Land PCL *	6,465,300	84,970
Bank of Ayudhya PCL, NVDR *	1,330,000	790,043
Cal-Comp Electronics Thailand PCL	1,014,300	135,082
CH. Karnchang PCL	318,100	42,178
Charoen Pokphand Foods PCL	2,954,000	336,466
CS Loxinfo PCL	213,700	17,850
Delta Electronics Thailand PCL	321,600	164,369
Eastern Water Resources Development &
Management PCL	140,000	15,946
Hana Microelectronics PCL	190,000	99,328
Hemaraj Land & Development PCL	5,223,400	180,012

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Emerging Markets Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Thailand (continued)
Jasmine International PCL *	3,860,700	$46,229
KGI Securities Thailand PCL	1,922,600	79,734
Kiatnakin Finance PCL	282,500	162,537
Krung Thai Bank PCL	4,491,100	996,856
Krungthai Card PCL	126,000	66,974
Loxley PCL *	988,200	72,730
MBK PCL	57,800	115,634
Nakornthai Strip Mill PCL *	7,100,000	68,429
National Finance PCL	793,700	273,530
Padaeng Industry PCL	20,000	12,675
Polyplex PCL	190,000	36,901
Power Line Engineering PCL	246,200	17,832
Pranda Jewelry PCL	214,300	44,437
Precious Shipping PCL	120,000	69,042
PTT Chemical PCL	584,500	1,288,836
Quality House PCL	3,882,100	205,216
Regional Container Lines PCL	209,100	99,542
Robinson Department Store PCL	197,300	58,775
Saha-Union PCL	134,800	70,471
Sahaviriya Steel Industries PCL	6,536,000	181,344
Samart Corp. PCL	214,900	43,307
Sansiri PCL	1,102,100	76,606
SC Asset Corp. PCL	168,200	37,825
Seamico Securities PCL *	421,400	27,076
Shin Satellite PCL *	544,900	91,506
Siam Commercial Bank PCL	368,200	844,150
Siam Industrial Credit PCL	402,200	34,065
Sino Thai Engineering & Construction PCL *	512,900	53,327
Supalai PCL	985,400	81,157
Tata Steel Thailand PCL	2,220,800	125,180
Thai Plastic & Chemical PCL	292,800	174,449
Thai Union Frozen Products PCL	341,400	185,457
Thoresen Thai Agencies PCL	130,600	143,988
Tipco Asphalt PCL	103,300	50,081
Tisco Bank PCL, Foreign	295,100	156,617
TMB Bank PCL *	7,318,998	250,094
TPI Polene PCL	921,000	112,435
Vanachai Group PCL	672,000	58,879
Vinythai PCL	100,000	21,466
		14,400,813

Turkey - 3.29%
Adana Cimento Sanayii TAS	136,519	57,215
Akbank AS	417,274	2,140,993
Akcansa Cimento AS	22,622	88,170
Akenerji Elektrik Uretim AS *	17,570	160,200
Aksa Akrilik Kimya Sanayii AS *	43,831	74,475
Aksigorta AS	116,242	493,957
Alarko Holding AS	60,553	133,773
Anadolu Cam Sanayii AS *	66,575	116,615
Anadolu Isuzu Otomotiv Sanayi AS	7,282	55,712
Anadolu Sigorta AS	187,727	199,553
Arcelik AS	39,940	154,839
Ayen Enerji AS *	20,072	37,854
Aygaz AS *	109,473	291,923
BatiSoke AS	17,732	23,050
Bolu Cimento Sanayii AS	83,405	118,759

Emerging Markets Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Turkey (continued)
Borusan Mannesmann Boru Sanayi AS	13,810	$132,259
Bossa Ticaret ve Sanayi Isletmeleri TAS	35,235	39,338
Brisa Bridgestone Sabanci Lastik San ve Tic AS	831	35,982
Cemtas Celik Makina Sanayi ve Ticaret AS	56,218	66,536
Cimsa Cimento Sanayi ve Ticaret AS	47,945	230,935
Deva Holding AS *	9,443	95,186
Dogan Sirketler Grubu Holdings AS *	657,822	956,245
Dogan Yayin Holding AS *	41,169	68,517
Dogus Otomotiv Servis ve Ticaret AS	47,528	156,651
Eczacibasi Ilac Sanayi AS	166,593	188,319
Eczacibasi Yapi Gerecleri Sanayi ve Ticaret AS *	20,408	40,193
EGE Seramik Sanayi ve Ticaret AS *	26,340	21,136
Eregli Demir ve Celik Fabrikalari TAS	532,901	3,579,612
Ford Otomotiv Sanayi AS	28,857	222,447
Gentas Genel Metal Sanayi ve Ticaret AS	46,226	47,686
Global Yatirim Holding AS *	146,381	111,145
Goldas Kuyumculuk Sanayi AS *	54,847	67,256
Goodyear Lastikleri TAS *	3,921	40,974
GSD Holding AS *	221,249	253,506
Gunes Sigorta AS	31,526	78,808
Hektas Ticaret TAS	57,406	52,822
Hurriyet Gazetecilik AS *	31,576	44,359
Ihlas Holding AS *	55,660	28,446
Izmir Demir Celik Sanayi AS	27,749	69,706
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS *	106,346	106,067
Kartonsan Karton Sanayi ve Ticaret AS	638	30,428
KOC Holdings AS *	201,891	698,411
Konya Cimento Sanayii AS	977	33,753
Kordsa Global Endustriyel Iplik ve Kord Bezi Sanayi ve Ticaret Anonim Sirketi AS *	27,311	44,174
Mardin Cimento Sanayii ve Ticaret AS	10,830	45,384
Marmaris Marti Otel Isletmeleri AS *	71,538	40,782
Menderes Tekstil Sanayi ve Ticaret AS *	126,374	42,425
Mutlu Aku ve Malzemeleri Sanayi AS *	28,331	56,081
Net Turizm Ticaret ve Sanayi AS *	98,336	54,326
Nortel Networks Netas Telekomunikasyon AS	5,215	65,533
Parsan Makina Parcalari Sanayii AS *	24,048	47,021
Pinar Entegre Et ve Un Sanayi AS	36,324	99,275
Pinar Sut Mamulleri Sanayii AS	15,498	61,871
Sanko Pazarlama Ithalat Ihracat AS *	20,076	45,588
Sarkuysan Elektrolitik Bakir AS	37,152	85,333
Tekstil Bank AS *	40,278	60,522
Tekstil Bankasi AS *	100,695	149,665
Tofas Turk Otomobil Fabrik AS	35,538	118,779
Trakya Cam Sanayi AS *	178,386	242,372
Tupras Turkiye Petrol Rafine AS	59,836	1,401,548
Turcas Petrolculuk AS	12,113	55,844
Turk Ekonomi Bankasi AS *	39,312	49,190
Turk Sise ve Cam Fabrikalari AS *	416,279	561,629
Turkiye Is Bankasi AS	632,747	3,006,118
Turkiye Vakiflar Bankasi Tao	295,150	557,857
Ulker Gida Sanayi ve Ticaret AS	50,686	129,736
Usas Ucak Servisi AS *	18,304	21,161
Vestel Elektronik Sanayi ve Tracaret AS *	72,630	117,983

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Emerging Markets Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Turkey (continued)
Zorlu Enerji Elektrik Uretim AS *	37,761	$161,503
		18,965,511
United States - 0.16%
Banco Itau Holding Financeira SA, ADR	7,100	134,900
China Southern Airlines Company, Ltd. *	5,300	84,005
HDFC Bank Ltd	6,838	618,770
Patni Computer Systems, Ltd., SADR	5,762	62,518
		900,193
TOTAL COMMON STOCKS (Cost $634,382,231)		$540,754,644

PREFERRED STOCKS - 4.87%

Brazil - 4.87%
Banco Sofisa SA (k)	11,700	46,585
Bardella SA Industrias Mecanicas * (k)	916	167,072
Companhia de Tecidos Norte de Minas SA * (k)	10,000	38,957
Contax Participacoes SA (k)	2,000	53,620
Fabrica de Produtos Alimenticios Vigor SA * (k)	70,000	118,098
Forjas Taurus SA * (k)	11,400	45,600
Klabin SA (k)	473,000	1,453,822
Marcopolo SA (k)	102,100	387,730
Metalurgica Gerdau SA (k)	336,600	8,569,877
Petroquimica Uniao SA (k)	13,590	121,726
Sao Paulo Alpargatas SA * (k)	2,400	107,499
Saraiva SA Livreiros Editores (k)	5,200	87,730
Suzano Papel e Celulose SA * (k)	137,900	1,751,245
Telemar Norte Leste SA, Series A (k)	100,000	5,214,724
Uniao de Industrias Petroquimicas SA, Series B (k)	389,510	332,159
Universo Online SA (k)	11,200	46,380
Usinas Siderurgicas de Minas Gerais SA,
Series A (k)	273,150	9,585,387
		28,128,211
TOTAL PREFERRED STOCKS (Cost $18,339,657)		$28,128,211

WARRANTS - 0.01%

India - 0.00%
Cholamandalam DBS Finance, Ltd. (Expiration Date 12/31/2049, Strike Price INR 95.00) *	2,063	496

Malaysia - 0.01%
Bandar Raya Developments BHD (Expiration Date 09/26/2012, Strike Price MYR 1.10) *	109,305	18,360
IJM Land (Expiration date: 12/31/2008) *	54,910	0
		18,360

Thailand - 0.00%
Bangkok Land Public Company, Ltd. (Expiration Date 05/02/2013) *	2,505,930	5,123
TOTAL WARRANTS (Cost $3,171)		$23,979

Emerging Markets Value Fund (continued)
	Shares or Principal Amount	Value

RIGHTS - 0.00%

Chile - 0.00%
Cia Sudamericana de Vapores SA (Expiration Date 09/17/2008, Strike Price CLP 580.00) *	23,287	$4,996

India - 0.00%
JK Tyre and Industries, Ltd. (Expiration Date 09/02/2008, Strike Price INR 85.00) *	3,633	235

Malaysia - 0.00%
IJM Land BHD (Expiration Date 09/08/2008, Strike Price MYR 1.35) *	48,080	0

Taiwan - 0.00%
Pan Jit International, Inc. (Expiration Date 09/18/2008, Strike Price TWD 17.00) *	116,000	18,023
TOTAL RIGHTS (Cost $0)		$23,254

REPURCHASE AGREEMENTS - 2.67%
Repurchase Agreement with State Street Corp. dated 08/29/2008 at 1.70% to be repurchased at $15,405,909 on 09/02/2008, collateralized by $15,635,000 Federal Home Loan Mortgage Corp., 4.23% due 05/07/2013 (valued at $15,715,364, including interest)	$15,403,000	$15,403,000
TOTAL REPURCHASE AGREEMENTS
(Cost $15,403,000)		$15,403,000
Total Investments (Emerging Markets Value Fund) (Cost $668,128,059) - 101.23%		$584,333,088
Liabilities in Excess of Other Assets - (1.23)%		(7,106,529)
TOTAL NET ASSETS - 100.00%		$577,226,559

The portfolio had the following five top industry concentrations as of August 31, 2008 (as a percentage of total net assets):
Banking	16.57%
Steel	5.75%
Food & Beverages	5.58%
Financial Services	4.95%
International Oil	4.38%

Emerging Small Company Fund
	Shares or Principal Amount	Value
COMMON STOCKS - 97.00%

Aerospace - 0.77%
Triumph Group, Inc.	10,593	$579,861

Air Travel - 0.48%
Flughafen Wien AG	4,420	358,508

Apparel & Textiles - 4.69%
Brown Shoe, Inc.	44,013	668,998
Deckers Outdoor Corp. *	5,790	658,265
Gymboree Corp. *	22,019	864,246
Lululemon Athletica, Inc. *	21,093	408,571

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Emerging Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Apparel & Textiles (continued)
Warnaco Group, Inc. *	17,910	$923,619
		3,523,699

Auto Parts - 0.44%
Titan International, Inc.	12,431	332,405

Auto Services - 0.35%
Sixt AG	8,670	261,453

Banking - 1.48%
PrivateBancorp, Inc. (a)	16,370	501,577
Prosperity Bancshares, Inc.	19,100	610,627
		1,112,204

Biotechnology - 2.31%
Illumina, Inc. *	12,025	1,035,713
Immucor, Inc. *	21,699	698,925
		1,734,638

Building Materials & Construction - 0.45%
Carillion PLC	56,170	335,671

Business Services - 5.41%
FactSet Research Systems, Inc.	17,175	1,077,044
Forrester Research, Inc. *	12,115	419,058
Insight Enterprises, Inc. *	19,280	320,819
Kenexa Corp. *	16,915	391,244
Quest Software, Inc. *	26,400	390,456
Stanley, Inc. *	17,655	601,329
Watson Wyatt Worldwide, Inc., Class A	14,687	860,512
		4,060,462

Cable & Television - 1.00%
Central European Media Enterprises, Ltd.,
Class A *	9,628	750,117

Chemicals - 0.39%
Zoltek Companies, Inc. * (a)	17,133	291,775

Coal - 0.47%
James River Coal Company *	8,305	350,222

Commercial Services - 2.06%
HMS Holdings Corp. *	24,995	619,626
Riskmetrics Group, Inc. *	3,161	70,206
Team, Inc. *	10,725	408,730
Wright Express Corp. *	15,190	451,902
		1,550,464

Computers & Business Equipment - 3.03%
Data Domain, Inc. *	16,200	370,980
Intermec, Inc. *	24,865	499,538
MICROS Systems, Inc. *	31,895	983,004
Sykes Enterprises, Inc. *	20,940	421,731
		2,275,253

Containers & Glass - 0.86%
Silgan Holdings, Inc.	12,315	644,567

Correctional Facilities - 0.74%
The Geo Group, Inc. *	25,247	558,716

Cosmetics & Toiletries - 1.23%
Chattem, Inc. *	13,230	927,688

Emerging Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Crude Petroleum & Natural Gas - 5.14%
Arena Resources, Inc. *	14,700	$656,649
Carrizo Oil & Gas, Inc. *	14,190	704,392
Concho Resources, Inc. *	23,235	759,088
Dana Petroleum PLC *	18,050	494,157
Goodrich Petroleum Corp. *	5,057	257,148
JKX Oil & Gas PLC	46,875	369,637
Penn Virginia Corp.	9,385	621,099
		3,862,170

Drugs & Health Care - 3.05%
Abiomed, Inc. *	20,270	365,265
BioMarin Pharmaceutical, Inc. *	15,525	467,924
Luminex Corp. *	21,765	554,790
Parexel International Corp. *	28,440	903,539
		2,291,518

Educational Services - 1.18%
American Public Education, Inc. *	8,405	375,704
Capella Education Company *	10,330	513,504
		889,208

Electrical Utilities - 1.34%
Avista Corp.	44,980	1,003,054

Financial Services - 3.40%
Affiliated Managers Group, Inc. *	8,310	791,278
FCStone Group, Inc. *	18,785	392,794
GFI Group, Inc.	51,385	596,066
Intermediate Capital Group PLC	11,500	288,937
Stifel Financial Corp. *	11,941	488,029
		2,557,104

Food & Beverages - 1.18%
Hansen Natural Corp. *	19,855	545,616
Sligro Food Group NV	9,892	340,998
		886,614

Healthcare Products - 6.12%
Conceptus, Inc. * (a)	19,405	327,944
Herbalife, Ltd.	8,450	397,995
Masimo Corp. *	12,680	506,820
Natus Medical, Inc. *	22,236	547,006
PSS World Medical, Inc. *	34,500	630,315
Volcano Corp. *	39,160	719,369
Wright Medical Group, Inc. *	26,325	810,547
Zoll Medical Corp. *	18,885	656,631
		4,596,627

Healthcare Services - 5.14%
Alliance Imaging, Inc. *	21,879	254,015
Amedisys, Inc. * (a)	14,005	745,346
ICON PLC, SADR *	15,474	630,256
Phase Forward, Inc. *	23,420	452,475
Psychiatric Solutions, Inc. *	19,125	721,969
Sun Healthcare Group, Inc. *	61,617	1,059,196
		3,863,257

Industrial Machinery - 2.42%
Actuant Corp., Class A	18,135	572,159
Circor International, Inc.	8,243	496,723

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Emerging Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Industrial Machinery (continued)
Middleby Corp. * (a)	13,980	$745,973
		1,814,855

Industrials - 0.74%
Clean Harbors, Inc. *	6,815	552,969

Insurance - 0.65%
Tower Group, Inc.	23,185	485,726

International Oil - 0.73%
Parker Drilling Company *	59,315	549,850

Internet Content - 0.42%
Moneysupermarket.com Group PLC	225,402	314,861

Internet Software - 1.93%
DealerTrack Holdings, Inc. *	23,255	428,590
Switch & Data Facilities Company, Inc. *	40,320	583,833
Vocus, Inc. *	12,325	439,386
		1,451,809

Life Sciences - 2.00%
Celera Corp. *	50,115	701,610
Dawson Geophysical Company *	12,788	802,191
		1,503,801

Liquor - 1.53%
Central European Distribution Corp. *	19,885	1,147,166

Manufacturing - 2.86%
Aalberts Industries NV	6,460	99,341
Barnes Group, Inc.	23,755	572,971
Kaydon Corp.	8,965	499,619
Peace Mark Holdings, Ltd.	204,000	39,208
Snap-on, Inc.	16,400	935,128
		2,146,267

Medical-Hospitals - 0.99%
Genoptix, Inc. *	21,320	746,200

Petroleum Services - 2.32%
Core Laboratories N.V.	4,555	565,458
GulfMark Offshore, Inc. *	15,897	796,440
Rex Energy Corp. *	19,035	382,032
		1,743,930

Pharmaceuticals - 2.43%
Eurand NV *	43,900	727,423
OSI Pharmaceuticals, Inc. *	8,280	418,140
United Therapeutics Corp. *	6,438	683,265
		1,828,828

Real Estate - 1.37%
Alexandria Real Estate Equities, Inc., REIT	3,685	396,911
Gafisa S.A., SADR	21,920	628,666
		1,025,577

Retail - 0.47%
China Dongxiang Group Company	876,000	351,283

Retail Grocery - 0.96%
Spartan Stores, Inc.	31,595	718,470

Retail Trade - 2.19%
American Eagle Outfitters, Inc.	31,705	477,160

Emerging Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Retail Trade (continued)
Dollar Tree, Inc. *	14,625	$561,015
Finish Line, Inc.	25,315	306,059
Foot Locker, Inc.	18,535	301,935
		1,646,169

Semiconductors - 8.20%
Cavium Networks, Inc. *	28,045	479,289
Entegris, Inc. *	91,768	565,291
Intersil Corp., Class A	28,780	674,315
Microsemi Corp. *	7,486	205,865
Monolithic Power Systems, Inc. *	30,575	745,113
Netlogic Microsystems, Inc. *	12,805	444,718
ON Semiconductor Corp. *	119,640	1,132,991
Pericom Semiconductor Corp. *	24,805	338,340
Varian Semiconductor Equipment Associates, Inc. *	20,230	653,429
Verigy, Ltd. *	49,760	919,067
		6,158,418

Software - 7.62%
JDA Software Group, Inc. *	51,375	936,566
MedAssets, Inc. *	19,768	351,475
Nuance Communications, Inc. *	44,305	700,019
Omniture, Inc. *	26,502	472,266
Progress Software Corp. *	30,745	898,062
SkillSoft PLC * - ADR *	50,160	546,242
Solera Holdings, Inc. *	29,415	906,864
Taleo Corp. *	19,262	466,333
VeriFone Holdings, Inc. *	22,120	445,939
		5,723,766

Telecommunications Equipment &
Services - 2.24%
Comtech Telecommunications Corp. *	16,255	743,179
NTELOS Holdings Corp.	21,640	643,790
TW Telecom, Inc. *	19,507	299,237
		1,686,206

Telephone - 0.75%
Centennial Communications Corp., Class A *	74,240	565,709

Transportation - 0.69%
Atlas Air Worldwide Holdings, Inc. *	8,925	515,329

Trucking & Freight - 0.78%
Forward Air Corp.	16,707	589,590
TOTAL COMMON STOCKS (Cost $68,064,994)		$72,864,034

SHORT TERM INVESTMENTS - 3.24%
John Hancock Cash Investment Trust, 2.5657% (c)(i)	$2,434,244	$2,434,244
TOTAL SHORT TERM INVESTMENTS
(Cost $2,434,244)		$2,434,244

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Emerging Small Company Fund (continued)
	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 3.62%
Repurchase Agreement with State Street Corp. dated 08/29/2008 at 1.70% to be repurchased at $2,721,514 on 09/02/2008, collateralized by $2,645,000 Federal Home Loan Mortgage Corp., 5.75% due 06/27/2016 (valued at $2,777,250, including interest)	$2,721,000	$2,721,000
TOTAL REPURCHASE AGREEMENTS
(Cost $2,721,000)		$2,721,000
Total Investments (Emerging Small Company Fund) (Cost $73,220,238) - 103.86%		$78,019,278
Liabilities in Excess of Other Assets - (3.86)%		(2,900,743)
TOTAL NET ASSETS - 100.00%		$75,118,535

Equity-Income Fund
	Shares or Principal Amount	Value
COMMON STOCKS - 96.18%

Advertising - 0.10%
WPP Group PLC	94,200	$916,889

Aerospace - 0.16%
Boeing Company	23,500	1,540,660

Air Travel - 0.33%
Southwest Airlines Company	200,100	3,047,523

Aluminum - 0.77%
Alcoa, Inc.	223,600	7,184,268

Auto Parts - 0.54%
Genuine Parts Company	118,250	5,016,165

Automobiles - 0.20%
Ford Motor Company * (a)	417,800	1,863,388

Banking - 5.40%
Allied Irish Banks PLC - London Exchange	369,000	4,669,068
Bank of America Corp.	323,070	10,060,400
Fifth Third Bancorp	367,862	5,804,862
KeyCorp	333,200	4,001,732
National City Corp. (a)	381,800	1,924,272
Royal Bank of Scotland Group PLC	295,000	1,254,657
SunTrust Banks, Inc.	242,200	10,145,758
U.S. Bancorp	399,500	12,728,070
		50,588,819

Biotechnology - 1.26%
Amgen, Inc. *	188,500	11,847,225

Broadcasting - 0.48%
CBS Corp., Class B	279,800	4,527,164

Building Materials & Construction - 0.84%
Masco Corp.	411,900	7,850,814

Business Services - 1.58%
Computer Sciences Corp. *	141,400	6,650,042

Equity-Income Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Business Services (continued)
H & R Block, Inc.	317,800	$8,116,612
		14,766,654

Cable & Television - 1.86%
Cablevision Systems Corp., Class A	182,300	5,882,821
Time Warner, Inc.	704,900	11,539,213
		17,422,034

Cellular Communications - 0.47%
Motorola, Inc.	469,700	4,424,574

Chemicals - 1.02%
E.I. Du Pont de Nemours & Company	215,800	9,590,152

Computers & Business Equipment - 0.82%
Dell, Inc. *	353,100	7,672,863

Construction Materials - 1.30%
USG Corp. * (a)	153,000	4,247,280
Vulcan Materials Company (a)	105,700	7,910,588
		12,157,868

Cosmetics & Toiletries - 2.84%
Colgate-Palmolive Company	58,200	4,424,946
International Flavors & Fragrances, Inc.	187,000	7,519,270
Kimberly-Clark Corp.	105,200	6,488,736
Procter & Gamble Company	117,500	8,197,975
		26,630,927

Crude Petroleum & Natural Gas - 0.76%
Sunoco, Inc.	160,900	7,140,742

Drugs & Health Care - 0.93%
Wyeth	201,500	8,720,920

Electrical Equipment - 0.53%
Cooper Industries, Ltd., Class A	104,200	4,964,088

Electrical Utilities - 3.10%
Entergy Corp.	54,600	5,645,094
FirstEnergy Corp.	88,175	6,405,032
PG&E Corp.	124,700	5,153,851
Pinnacle West Capital Corp.	108,500	3,818,115
Teco Energy, Inc.	100,100	1,785,784
Xcel Energy, Inc.	303,100	6,216,581
		29,024,457

Electronics - 0.28%
Harman International Industries, Inc.	77,100	2,623,713

Energy - 1.34%
Duke Energy Corp.	325,400	5,674,976
Progress Energy, Inc.	157,800	6,892,704
		12,567,680

Financial Services - 11.31%
American Express Company	188,300	7,471,744
Bank of New York Mellon Corp.	301,400	10,431,454
Capital One Financial Corp.	177,300	7,826,022
Citigroup, Inc.	254,796	4,838,576
Federal National Mortgage Association	390,100	2,668,284
JP Morgan Chase & Company	610,914	23,514,080
Legg Mason, Inc.	139,200	6,198,576
Merrill Lynch & Company, Inc.	454,400	12,882,240

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Equity-Income Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Financial Services (continued)
Merrill Lynch & Company, Inc. *	148,099	$3,778,746
SLM Corp. *	423,800	6,996,938
UBS AG *	232,260	5,084,171
Wells Fargo & Company	470,000	14,226,900
		105,917,731

Food & Beverages - 3.66%
General Mills, Inc.	166,700	11,032,206
Hershey Company	339,400	12,248,946
Kraft Foods, Inc., Class A	233,200	7,348,132
McCormick & Company, Inc.	91,100	3,684,995
		34,314,279

Gas & Pipeline Utilities - 1.31%
NiSource, Inc.	435,000	7,168,800
Spectra Energy Corp.	192,300	5,088,258
		12,257,058

Healthcare Products - 1.42%
Johnson & Johnson	188,300	13,261,969

Healthcare Services - 0.49%
WellPoint, Inc. *	87,100	4,598,009

Holdings Companies/Conglomerates - 3.24%
General Electric Company	1,080,900	30,373,290

Homebuilders - 0.40%
D.R. Horton, Inc.	300,900	3,749,214

Household Appliances - 1.27%
Black & Decker Corp.	53,300	3,371,225
Whirlpool Corp.	104,500	8,502,120
		11,873,345

Household Products - 1.70%
Fortune Brands, Inc.	164,800	9,693,536
Newell Rubbermaid, Inc.	341,900	6,188,390
		15,881,926

Insurance - 4.78%
American International Group, Inc.	318,165	6,837,366
Chubb Corp.	77,200	3,706,372
Lincoln National Corp.	180,898	9,182,382
Marsh & McLennan Companies, Inc.	488,800	15,607,384
Progressive Corp.	227,300	4,198,231
The Travelers Companies, Inc.	118,549	5,235,124
		44,766,859

International Oil - 9.30%
Anadarko Petroleum Corp.	142,000	8,765,660
BP PLC, SADR	141,392	8,148,421
Chevron Corp.	257,460	22,223,947
Exxon Mobil Corp.	282,024	22,564,740
Murphy Oil Corp.	116,000	9,109,480
Royal Dutch Shell PLC, ADR	233,800	16,253,776
		87,066,024

Internet Content - 0.68%
Yahoo!, Inc. *	329,000	6,376,020

Internet Retail - 0.48%
eBay, Inc. *	181,900	4,534,767

Equity-Income Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Leisure Time - 1.92%
MGM Mirage, Inc. * (a)	251,100	$8,836,209
Walt Disney Company	282,000	9,122,700
		17,958,909

Manufacturing - 3.90%
3M Company	176,200	12,615,920
Harley-Davidson, Inc.	154,100	6,130,098
Honeywell International, Inc.	145,400	7,294,718
Illinois Tool Works, Inc.	211,500	10,492,515
		36,533,251

Office Furnishings & Supplies - 0.91%
Avery Dennison Corp.	176,600	8,519,184

Paper - 1.92%
International Paper Company	464,725	12,570,811
MeadWestvaco Corp.	205,800	5,449,584
		18,020,395

Petroleum Services - 0.93%
BJ Services Company	190,300	5,109,555
Schlumberger, Ltd.	38,600	3,636,892
		8,746,447

Pharmaceuticals - 4.90%
Abbott Laboratories	120,100	6,897,343
Bristol-Myers Squibb Company	304,100	6,489,494
Eli Lilly & Company	265,800	12,399,570
Merck & Company, Inc.	270,700	9,655,869
Pfizer, Inc.	547,600	10,464,636
		45,906,912

Photography - 0.52%
Eastman Kodak Company	302,400	4,895,856

Publishing - 2.24%
Gannett Company, Inc.	296,200	5,269,398
McGraw-Hill Companies, Inc.	258,500	11,074,140
The New York Times Company, Class A (a)	357,200	4,640,028
		20,983,566

Retail Grocery - 0.18%
Whole Foods Market, Inc. (a)	90,900	1,664,379

Retail Trade - 2.54%
Bed Bath & Beyond, Inc. *	291,100	8,925,126
Home Depot, Inc.	458,200	12,426,384
Macy’s, Inc.	117,800	2,452,596
		23,804,106

Semiconductors - 1.65%
Analog Devices, Inc.	235,000	6,570,600
Applied Materials, Inc.	197,200	3,533,824
Intel Corp.	233,800	5,347,006
		15,451,430

Software - 1.40%
Microsoft Corp.	480,000	13,099,200

Telecommunications Equipment &
Services - 0.46%
Alcatel-Lucent, SADR *	691,400	4,272,852

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Equity-Income Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Telephone - 3.84%
AT&T, Inc.	545,873	$17,462,478
Qwest Communications International, Inc. (a)	1,118,000	4,226,040
Sprint Nextel Corp.	650,600	5,673,232
Verizon Communications, Inc.	245,452	8,620,274
		35,982,024

Tobacco - 0.48%
UST, Inc.	83,700	4,485,483

Toys, Amusements & Sporting Goods - 0.63%
Mattel, Inc.	305,500	5,905,315

Trucking & Freight - 0.81%
United Parcel Service, Inc., Class B	117,800	7,553,336
TOTAL COMMON STOCKS (Cost $998,458,550)		$900,842,723

PREFERRED STOCKS - 0.42%

Banking - 0.18%
National City Corp., Series 1, 6.00% *	17	1,713,600

Financial Services - 0.24%
Federal National Mortgage Association,
Series 08-1, 8.75% *	129,100	2,214,065
TOTAL PREFERRED STOCKS (Cost $7,330,239)		$3,927,665

CONVERTIBLE BONDS - 0.07%

Automobiles - 0.07%
Ford Motor Company
4.25% due 12/15/2036	1,043,000	688,623
TOTAL CONVERTIBLE BONDS (Cost $1,043,000)		$688,623

SHORT TERM INVESTMENTS - 6.60%
John Hancock Cash Investment Trust, 2.5657% (c)(i)	$34,215,217	$34,215,217
T. Rowe Price Reserve Investment Fund,
2.7528%	27,532,881	27,587,877
TOTAL SHORT TERM INVESTMENTS
(Cost $61,803,094)		$61,803,094

REPURCHASE AGREEMENTS - 0.54%
Repurchase Agreement with State Street Corp. dated 08/29/2008 at 1.70% to be repurchased at $5,094,962 on 09/02/2008, collateralized by $5,250,000 Federal Home Loan Mortgage Corp., zero coupon due 01/06/2009 (valued at $5,197,500, including interest)	$5,094,000	$5,094,000
TOTAL REPURCHASE AGREEMENTS
(Cost $5,094,000)		$5,094,000
Total Investments (Equity-Income Fund) (Cost $1,073,728,883) - 103.81%		$972,356,105
Liabilities in Excess of Other Assets - (3.81)%		(35,698,305)
TOTAL NET ASSETS - 100.00%		$936,657,800

Fundamental Value Fund
	Shares or Principal Amount	Value
COMMON STOCKS - 95.67%

Advertising - 0.37%
WPP Group PLC, SADR	122,151	$5,959,747

Air Travel - 0.01%
Virgin Blue Holdings, Ltd.	245,064	120,192

Banking - 0.97%
Toronto-Dominion Bank	116,776	6,802,202
Wachovia Corp.	555,330	8,824,194
		15,626,396

Broadcasting - 2.75%
Grupo Televisa SA, SADR	779,939	18,078,986
Liberty Media Corp. - Capital, Series A *	49,517	804,651
Liberty Media Corp. - Entertainment, Series A *	205,588	5,713,291
News Corp., Class A	1,388,715	19,664,204
		44,261,132

Business Services - 3.62%
Dun & Bradstreet Corp.	25,405	2,336,498
H & R Block, Inc.	787,499	20,112,725
Iron Mountain, Inc. *	774,707	22,396,779
Moody’s Corp. (a)	327,284	13,307,367
		58,153,369

Cable & Television - 2.77%
Comcast Corp., Special Class A	2,103,900	44,476,446

Coal - 0.57%
China Coal Energy Company, H Shares	5,424,052	9,080,581

Computers & Business Equipment - 2.20%
Cisco Systems, Inc. *	350,957	8,440,516
Dell, Inc. *	637,445	13,851,680
Hewlett-Packard Company	277,910	13,039,537
		35,331,733

Construction Materials - 1.18%
Martin Marietta Materials, Inc. (a)	80,738	9,115,320
Vulcan Materials Company (a)	132,021	9,880,452
		18,995,772

Containers & Glass - 1.68%
Sealed Air Corp.	1,117,099	27,067,309

Cosmetics & Toiletries - 1.59%
Avon Products, Inc.	132,830	5,689,109
Procter & Gamble Company	284,416	19,843,704
		25,532,813

Crude Petroleum & Natural Gas - 10.54%
Devon Energy Corp.	558,866	57,032,275
EOG Resources, Inc.	477,077	49,816,381
Occidental Petroleum Corp.	765,555	60,754,445
OGX Petroleo e Gas Participacoes SA *	5,200	1,838,503
		169,441,604

Electronics - 1.87%
Agilent Technologies, Inc. *	521,930	18,142,287
Garmin, Ltd. *	65,900	2,290,684
Tyco Electronics, Ltd.	292,899	9,639,306
		30,072,277

Financial Services - 16.23%
American Express Company	1,427,170	56,630,106

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Fundamental Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Financial Services (continued)
Ameriprise Financial, Inc.	251,417	$11,301,194
Bank of New York Mellon Corp.	628,772	21,761,799
Brookfield Asset Management, Inc.	356,100	11,017,734
Citigroup, Inc.	353,323	6,709,604
Discover Financial Services	74,719	1,229,127
E*TRADE Financial Corp. * (a)	107,881	345,219
JP Morgan Chase & Company	1,440,243	55,434,953
Merrill Lynch & Company, Inc.	1,959,651	55,556,106
Morgan Stanley	50,342	2,055,464
State Street Corp.	47,175	3,192,332
Visa, Inc.	40,910	3,105,069
Wells Fargo & Company	1,070,288	32,397,618
		260,736,325

Food & Beverages - 1.55%
Diageo PLC, SADR	299,251	22,264,274
Hershey Company	73,899	2,667,015
		24,931,289

Forest Products - 0.35%
Sino-Forest Corp. *	293,950	5,536,824

Gas & Pipeline Utilities - 0.99%
Transocean, Inc. *	125,628	15,979,882

Healthcare Products - 1.50%
Covidien, Ltd.	304,899	16,485,889
Johnson & Johnson	108,000	7,606,440
		24,092,329

Healthcare Services - 2.31%
Cardinal Health, Inc.	238,869	13,133,018
Express Scripts, Inc. *	173,760	12,755,721
UnitedHealth Group, Inc.	368,320	11,215,344
		37,104,083

Holdings Companies/Conglomerates - 7.00%
Berkshire Hathaway, Inc., Class A *	538	62,730,800
China Merchants Holdings International
Company, Ltd.	3,017,531	11,124,322
Loews Corp.	889,162	38,616,305
		112,471,427

Household Products - 0.14%
Hunter Douglas NV	45,243	2,284,812

Industrials - 0.17%
Cosco Pacific, Ltd.	1,824,526	2,775,284

Insurance - 6.60%
Ambac Financial Group, Inc.	183,990	1,317,368
American International Group, Inc.	1,254,898	26,967,758
Aon Corp.	260,404	12,366,586
Markel Corp. *	3,165	1,171,050
MBIA, Inc. (a)	126,300	2,048,586
Millea Holdings, Inc.	229,884	7,797,023
NIPPONKOA Insurance Company, Ltd.	918,665	6,027,294
Principal Financial Group, Inc.	94,030	4,305,634
Progressive Corp.	1,459,034	26,948,358
Sun Life Financial, Inc.	56,745	2,177,306
Transatlantic Holdings, Inc.	247,843	14,895,364
		106,022,327

Fundamental Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

International Oil - 5.91%
Canadian Natural Resources, Ltd.	329,213	$27,999,565
ConocoPhillips	811,772	66,979,308
		94,978,873

Internet Content - 0.52%
Google, Inc., Class A *	17,996	8,337,367

Internet Retail - 0.78%
Amazon.com, Inc. *	68,055	5,499,525
eBay, Inc. *	146,900	3,662,217
Liberty Media Holding Corp.-Interactive A *	247,436	3,362,655
		12,524,397

Liquor - 0.81%
Heineken Holding NV	293,728	13,028,210

Manufacturing - 2.42%
Harley-Davidson, Inc.	479,772	19,085,330
Siemens AG	62,200	6,751,658
Tyco International, Ltd.	304,679	13,064,636
		38,901,624

Mining - 0.70%
BHP Billiton PLC	173,502	5,403,879
Rio Tinto PLC	61,937	5,879,604
		11,283,483

Pharmaceuticals - 0.39%
Schering-Plough Corp.	324,100	6,287,540

Real Estate - 0.33%
Hang Lung Group, Ltd.	1,255,609	5,348,622

Retail Grocery - 0.13%
Whole Foods Market, Inc. (a)	111,100	2,034,241

Retail Trade - 7.97%
Bed Bath & Beyond, Inc. *	381,803	11,706,080
CarMax, Inc. * (a)	347,708	5,146,079
Costco Wholesale Corp.	1,193,054	80,006,200
CVS Caremark Corp.	633,020	23,168,532
Lowe’s Companies, Inc.	265,136	6,532,951
Sears Holdings Corp. * (a)	16,162	1,486,096
		128,045,938

Semiconductors - 1.03%
Texas Instruments, Inc.	675,153	16,548,000

Shipbuilding - 0.32%
China Shipping Development Company, Ltd.,
Class H	2,145,363	5,069,074

Software - 2.14%
Microsoft Corp.	1,259,329	34,367,088

Telephone - 0.53%
Sprint Nextel Corp.	966,728	8,429,868

Tobacco - 3.81%
Altria Group, Inc.	787,520	16,561,546
Philip Morris International, Inc.	832,520	44,706,324
		61,267,870

Transportation - 0.05%
Asciano Group	175,114	727,240

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Fundamental Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Trucking & Freight - 0.87%
Kuehne & Nagel International AG	72,116	$5,709,363
Toll Holdings, Ltd.	245,064	1,450,977
United Parcel Service, Inc., Class B	107,471	6,891,041
		14,051,381
TOTAL COMMON STOCKS (Cost $1,567,079,916)		$1,537,284,769

CONVERTIBLE BONDS - 0.15%

Forest Products - 0.15%
Sino-Forest Corp.
5.00% due 08/01/2013 (h)	2,194,000	2,457,280
TOTAL CONVERTIBLE BONDS (Cost $2,194,000)		$2,457,280

SHORT TERM INVESTMENTS - 7.03%
BMW U.S. Capital LLC
2.08% due 09/08/2008	$16,029,000	$16,026,407
John Hancock Cash Investment Trust, 2.5657% (c)(i)	44,703,945	44,703,945
Toyota Motor Credit
2.13% due 09/04/2008	28,957,000	28,951,860
2.18% due 09/03/2008	23,250,000	23,247,184
TOTAL SHORT TERM INVESTMENTS
(Cost $112,929,396)		$112,929,396
Total Investments (Fundamental Value Fund) (Cost $1,682,203,312) - 102.85%		$1,652,671,445
Liabilities in Excess of Other Assets - (2.85)%		(45,739,322)
TOTAL NET ASSETS - 100.00%		$1,606,932,123

Global Bond Fund
	Shares or Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 29.61%

Federal Home Loan Mortgage Corp. - 3.39%
4.00% due 03/01/2010	$881,564	$875,332
4.50% due 02/01/2010	414,370	414,160
5.00% TBA **	4,900,000	4,707,062
6.00% TBA **	13,700,000	13,810,243
		19,806,797

Federal National Mortgage
Association - 16.24%
2.8219% due 03/25/2044 (b)	563,403	551,815
4.49% due 06/01/2043 to 10/01/2044 (b)	4,127,583	4,116,419
4.499% due 11/01/2042 (b)	15,346	15,313
5.00% TBA **	9,500,000	9,170,313
5.146% due 09/01/2035 (b)	359,022	355,833
5.188% due 07/01/2035 (b)	362,712	360,433
5.244% due 11/01/2035 (b)	673,785	681,876
5.50% TBA **	60,100,000	59,329,969
6.00% TBA **	20,000,000	20,161,718
		94,743,689

Government National Mortgage
Association - 9.98%
6.00% due 09/22/2038	2,900,000	2,874,172

Global Bond Fund (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)

Government National Mortgage
Association (continued)
6.00% due 06/15/2018 to 08/20/2038 (j)	$2,700,000	$2,763,040
6.00% TBA **	6,000,000	6,088,128
6.50% due 07/20/2038 (j)	1,151,999	1,187,099
6.50% TBA **	44,000,000	45,316,563
		58,229,002
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $171,264,822)		$172,779,488

FOREIGN GOVERNMENT OBLIGATIONS - 43.75%

Canada - 1.31%
Province of Quebec, Canada
5.00% due 12/01/2038	CAD 3,700,000	3,564,064
5.75% due 12/01/2036	600,000	650,824
Province of Quebec, Canada
5.125% due 11/14/2016	$3,200,000	3,305,898
Province of Ontario
6.20% due 06/02/2031	CAD 100,000	112,726
		7,633,512

France - 0.79%
Government of France
4.00% due 04/25/2014	EUR 900,000	1,305,993
4.00% due 10/25/2038	1,600,000	2,091,661
5.50% due 04/25/2010	800,000	1,196,080
		4,593,734

Germany - 6.70%
Federal Republic of Germany
4.00% due 01/04/2037	600,000	800,147
4.00% due 07/04/2016	300,000	435,626
4.25% due 07/04/2039	9,800,000	13,616,399
4.75% due 07/04/2034	1,800,000	2,691,497
6.50% due 07/04/2027	11,900,000	21,544,963
		39,088,632

Ireland - 1.33%
Republic of Ireland
4.40% due 06/18/2019	5,400,000	7,752,300

Italy - 1.51%
Republic of Italy
4.25% due 08/01/2014	6,100,000	8,834,637

Japan - 29.23%
Government of Japan
0.90% due 12/20/2012	JPY 2,690,000,000	24,680,568
1.00% due 06/10/2016	675,180,000	6,129,822
1.10% due 12/10/2016	2,997,200,000	27,301,855
1.10% due 09/20/2012	3,560,000,000	32,974,285
1.20% due 03/10/2017	163,040,000	1,493,391
1.20% due 06/10/2017	2,252,800,000	20,550,007
1.20% due 03/20/2012	740,000,000	6,876,938
1.20% due 12/10/2017	203,400,000	1,850,178
1.30% due 03/20/2018	530,000,000	4,835,017
1.50% due 12/20/2017	1,590,000,000	14,810,574
2.40% due 03/20/2034	600,000,000	5,616,844
2.50% due 09/20/2035	540,000,000	5,153,046
2.50% due 06/20/2036	1,780,000,000	16,969,235

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Global Bond Fund (continued)
	Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS
(continued)

Japan (continued)
Government of Japan (continued)
2.50% due 03/20/2036	JPY 140,000,000	$1,334,227
		170,575,987

Netherlands - 0.79%
Kingdom of Netherlands
3.75% due 07/15/2014	EUR 3,200,000	4,587,759

United Kingdom - 2.09%
Government of United Kingdom
4.25% due 06/07/2032	GBP 3,900,000	6,787,078
4.50% due 12/07/2042	2,700,000	5,026,532
4.75% due 12/07/2038	200,000	386,864
		12,200,474
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $256,513,477)		$255,267,035

CORPORATE BONDS - 52.60%

Australia - 0.35%
National Australia Bank, Ltd., EMTN
2.9988% due 06/19/2017 (b)	$1,700,000	1,546,519
3.0306% due 06/29/2016 (b)	500,000	467,308
		2,013,827

British Virgin Islands - 0.13%
C10 Capital SPV, Ltd.
6.722% due 12/01/2049 (b)(h)	800,000	744,568

Canada - 4.25%
Alcan, Inc.
6.45% due 03/15/2011	700,000	725,659
Canada Housing Trust
4.55% due 12/15/2012 (h)	CAD 16,300,000	16,030,010
Citigroup Finance Canada, Inc., MTN
5.50% due 05/21/2013	300,000	273,523
DaimlerChrysler Canada Finance, Inc., MTN
4.85% due 03/30/2009	700,000	660,623
Falconbridge, Ltd.
7.35% due 06/05/2012	$3,000,000	3,167,649
Master Credit Card Trust, Series 06-1
4.38% due 11/21/2009	CAD 1,600,000	1,513,671
Toronto-Dominion Bank, EMTN
5.375% due 05/14/2015	EUR 1,700,000	2,446,325
		24,817,460

Cayman Islands - 2.48%
Foundation Re II, Ltd.
9.5569% due 11/26/2010 (b)(h)	$400,000	399,882
Mitsubishi UFJ Financial Group, Inc., Capital
Finance 1, Ltd.
6.346% due 07/29/2049 (b)	1,700,000	1,409,686
Mizuho Finance, Ltd.
1.8163% due 09/28/2049 (b)	JPY 200,000,000	1,840,853
Mizuho Financial Group (Cayman), Ltd.
8.375% due 12/29/2049	$2,500,000	2,498,300
MUFG Capital Finance 2, Ltd.
4.85% due 12/31/2049 (b)	EUR 2,500,000	2,709,238
Residential Reinsurance 2007, Ltd., Series CL4
8.8094% due 06/07/2010 (b)(h)	$1,900,000	1,914,630

Global Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Cayman Islands (continued)
SMFG Preferred Capital
6.078% due 01/29/2049 (b)(h)	$1,700,000	$1,383,783
STB Finance Cayman, Ltd.
1.6963% due 08/12/2049 (b)	JPY 100,000,000	916,013
Transocean, Inc.
2.8731% due 09/05/2008 (b)	$1,400,000	1,400,005
		14,472,390
Denmark - 0.57%
Nykredit Realkredit AS, Series IOH
5.00% due 10/01/2038 (b)	DKK 5,997,698	1,088,369
Realkredit Danmark A/S, Series 83D
5.00% due 10/01/2038	11,956,280	2,209,105
		3,297,474

France - 1.87%
BNP Paribas Covered Bonds SA, EMTN
4.75% due 05/28/2013	EUR 1,700,000	2,470,367
CM-CIC Covered Bonds, EMTN
5.25% due 06/09/2010	1,600,000	2,348,782
Lafarge SA
6.50% due 07/15/2016	$2,000,000	1,876,466
Vivendi
5.75% due 04/04/2013	4,300,000	4,228,246
		10,923,861

Germany - 0.71%
Deutsche Bank AG
4.875% due 05/20/2013	2,500,000	2,452,275
6.00% due 09/01/2017	1,700,000	1,711,667
		4,163,942

Iceland - 0.17%
Glitnir Banki HF
3.255% due 01/18/2012 (b)(h)	1,300,000	978,173

Ireland - 0.34%
Osiris Capital PLC, Series D
7.7906% due 01/15/2010 (b)(h)	500,000	502,419
TransCapitalInvest, Ltd., for OJSC AK Transneft
8.70% due 08/07/2018 (h)	1,500,000	1,508,318
		2,010,737

Italy - 0.14%
Intesa Sanpaolo SpA, EMTN
6.375% due 11/12/2017 (b)	GBP 450,000	802,226

Japan - 1.09%
Bank of Tokyo-Mitsubishi UFJ, Ltd., Series E, MTN
3.50% due 12/16/2015 (b)	EUR 600,000	824,389
Mizuho Trust & Banking Company
2.8813% due 04/27/2009	JPY 100,000,000	927,921
Sumitomo Mitsui Banking Corp., Series E, MTN
1.5938% due 12/31/2049 (b)	100,000,000	921,792
1.7181% due 12/31/2049 (b)	100,000,000	920,554
1.8438% due 12/01/2049 (b)	300,000,000	2,772,860
		6,367,516

Luxembourg - 0.78%
Gaz Capital SA
7.343% due 04/11/2013 (h)	$1,000,000	998,750
8.146% due 04/11/2018 (h)	700,000	691,250

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Global Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Luxembourg (continued)
Telecom Italia Capital SA
3.2806% due 02/01/2011 (b)	$3,000,000	$2,881,380
		4,571,380

Netherlands - 0.18%
Deutsche Telekom International Finance BV
8.75 due 06/15/2030	500,000	551,086
Siemens Financieringsmaatschappij NV
2.8544% due 08/14/2009 (b)(h)	500,000	500,085
		1,051,171

Norway - 0.42%
DnB NOR Boligkreditt, EMTN
4.50% due 05/16/2011	EUR 1,700,000	2,471,639

South Korea - 0.27%
Export-Import Bank of Korea, Series E, MTN
5.75% due 05/22/2013	1,100,000	1,581,964

Spain - 1.83%
Bankinter SA, Series E, MTN
5.00% due 05/14/2010	3,600,000	5,250,236
Caja de Ahorros y Monte de Piedad de Madrid, SA
4.25% due 02/21/2014	2,700,000	3,834,706
Santander US Debt SA Unipersonal
2.7331% due 11/20/2009 (b)(h)	$1,600,000	1,586,546
		10,671,488

Switzerland - 0.82%
UBS AG/Stamford Branch, MTN
5.75% due 04/25/2018	5,000,000	4,786,745

United Kingdom - 3.05%
Barclays Bank PLC
6.05% due 12/04/2017 (h)	7,500,000	7,076,625
7.70% due 12/31/2049 (b)(h)	1,000,000	940,410
8.25% due 02/28/2049	GBP 600,000	1,117,915
Barclays Bank PLC, EMTN
6.00% due 01/23/2018	EUR 600,000	845,952
HBOS Treasury Services PLC, MTN
2.8294% due 07/17/2009 (b)(h)	$200,000	199,907
HSBC Holdings PLC
6.50% due 05/02/2036	2,000,000	1,846,226
Pearson Dollar Finance Two PLC
6.25% due 05/06/2018 (h)	1,000,000	984,674
Royal Bank of Scotland Group PLC
7.0916% due 10/29/2049	EUR 3,500,000	4,218,135
XL Capital Finance PLC
6.50% due 01/15/2012	$600,000	569,558
		17,799,402

United States - 33.15%
ACE INA Holdings, Inc.
5.875% due 06/15/2014	300,000	302,220
Alcoa, Inc.
6.00% due 01/15/2012	1,900,000	1,919,283
Allstate Life Global Funding Trusts, MTN
5.375% due 04/30/2013	1,800,000	1,797,779
American Electric Power Company, Inc.
5.25% due 06/01/2015	2,000,000	1,905,490
American Express Bank FSB
5.50% due 04/16/2013	3,700,000	3,504,192

Global Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

United States (continued)
American Express Bank FSB, BKNT
2.6106% due 06/12/2012 (b)	$900,000	$837,169
American Express Company
7.00% due 03/19/2018	4,500,000	4,419,284
American Express Credit Corp., MTN
2.5256% due 05/18/2009 (b)	1,400,000	1,389,527
3.8719% due 05/27/2010 (b)	700,000	684,137
5.875% due 05/02/2013	1,200,000	1,153,866
American General Finance Corp.
6.90% due 12/15/2017	2,000,000	1,602,126
American International Group, Inc.
8.175% due 05/15/2058 (b)(h)	3,600,000	2,780,575
8.25% due 08/15/2018 (h)	1,800,000	1,774,478
American International Group, Inc., MTN
5.85% due 01/16/2018	2,200,000	1,852,398
American International Group, Inc., Series A3
4.875% due 03/15/2067 (b)	EUR 1,000,000	1,020,939
Amgen, Inc.
6.15% due 06/01/2018	$3,000,000	3,085,923
Autozone, Inc.
5.875% due 10/15/2012	500,000	498,252
BAE Systems Holdings, Inc.
6.40% due 12/15/2011 (h)	700,000	727,297
Bank of America Corp.
8.125% due 12/29/2049 (b)	4,400,000	3,972,232
Bank of America Corp., Series E, MTN
4.625% due 02/07/2017	EUR 1,500,000	1,962,589
Bear Stearns Companies, Inc.
6.95% due 08/10/2012	$3,100,000	3,219,911
7.25% due 02/01/2018	4,400,000	4,558,972
BellSouth Corp.
5.20% due 09/15/2014	600,000	594,975
Boston Scientific Corp.
6.00% due 06/15/2011	700,000	694,750
Capital One Financial Corp., MTN
5.70% due 09/15/2011	600,000	563,222
Charter One Bank NA, BKNT
2.845% due 04/24/2009 (b)	3,250,000	3,244,345
Citigroup Funding, Inc., MTN
2.4719% due 04/23/2009 (b)	1,000,000	988,229
Citigroup, Inc.
5.50% due 04/11/2013	3,400,000	3,278,885
6.00% due 08/15/2017	1,900,000	1,761,731
6.125% due 11/21/2017	6,600,000	6,206,297
6.125% due 05/15/2018	8,300,000	7,760,102
8.40% due 04/29/2049 (b)	4,300,000	3,650,786
Clorox Company
5.45% due 10/15/2012	2,000,000	2,016,710
CNA Financial Corp.
6.00% due 08/15/2011	1,000,000	1,013,921
Consumers Energy Company
5.00% due 02/15/2012	900,000	897,947
CVS Caremark Corp.
5.75% due 08/15/2011	700,000	719,045
D.R. Horton, Inc.
6.00% due 04/15/2011	800,000	720,000
DaimlerChrysler NA Holding Corp., MTN
5.75% due 09/08/2011	300,000	301,129

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

 PORTFOLIO OF INVESTMENTS — August 31, 2008
(showing percentage of total net assets)

Global Bond Fund (continued)
	Shares or Principal Amount		Value
CORPORATE BONDS (continued)

United States (continued)
FPL Group Capital, Inc.
3.6937% due 06/17/2011 (b)		$1,200,000	$1,210,814
General Electric Capital Corp.
5.875% due 01/14/2038		5,000,000	4,502,175
6.375% due 11/15/2067 (b)		1,000,000	915,884
General Electric Capital Corp., MTN
3.7119% due 05/22/2013 (b)		1,900,000	1,891,819
General Motors Acceptance LLC, MTN
3.9513% due 09/23/2008 (b)		200,000	199,145
GlaxoSmithKline Capital, Inc.
5.65% due 05/15/2018		1,900,000	1,905,442
Goldman Sachs Group, Inc.
5.25% due 06/01/2016	CAD	1,500,000	1,342,188
5.95% due 01/18/2018		$1,300,000	1,229,807
6.15% due 04/01/2018		2,000,000	1,913,134
7.25% due 04/10/2028	GBP	300,000	569,958
Goldman Sachs Group, Inc., Series E, MTN
5.375% due 02/15/2013	EUR	700,000	985,633
HJ Heinz Finance Company
6.00% due 03/15/2012 (b)		$600,000	617,854
Home Depot, Inc.
5.40% due 03/01/2016		1,000,000	904,840
HSBC Finance Corp.
5.25% due 01/15/2014		1,700,000	1,655,654
Intuit, Inc.
5.75% due 03/15/2017		2,000,000	1,896,634
J.C. Penney Company, Inc.
8.00% due 03/01/2010		700,000	721,793
Johnson Controls, Inc.
5.25% due 01/15/2011		600,000	607,964
JP Morgan Chase & Company
6.00% due 01/15/2018		5,400,000	5,229,263
6.40% due 05/15/2038		1,900,000	1,764,714
JP Morgan Chase & Company, MTN
5.058% due 02/22/2021 (b)	CAD	700,000	612,905
JP Morgan Chase Bank NA
4.375% due 11/30/2021 (b)	EUR	500,000	614,891
JP Morgan Chase Bank NA, BKNT
6.00% due 10/01/2017		$5,000,000	4,839,980
JP Morgan Chase Capital XX, Series T
6.55% due 09/29/2036		900,000	740,534
Kinder Morgan Energy Partners LP, MTN
6.95% due 01/15/2038		2,500,000	2,441,650
Lehman Brothers Holdings, Inc., MTN
2.8512% due 12/23/2008 (b)		1,000,000	980,624
5.625% due 01/24/2013		6,800,000	6,349,799
6.875% due 05/02/2018		4,200,000	3,910,305
Loews Corp.
5.25% due 03/15/2016		200,000	191,888
Masco Corp.
6.125% due 10/03/2016		700,000	613,227
McKesson Corp.
5.70% due 03/01/2017		600,000	580,036
Merrill Lynch & Company, Inc., MTN
2.8394% due 10/23/2008 (b)		1,200,000	1,193,848
2.8944% due 08/14/2009 (b)		300,000	289,188
5.0538% due 05/12/2010 (b)		5,500,000	5,376,503
6.875% due 04/25/2018		4,000,000	3,684,036

Global Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

United States (continued)
Metropolitan Life Global Funding I
5.125% due 04/10/2013 (h)	$3,500,000	$3,468,203
Morgan Stanley
3.235% due 10/18/2016 (b)	600,000	492,806
6.25% due 08/28/2017	300,000	273,058
Morgan Stanley, MTN
6.00% due 04/28/2015	9,400,000	8,658,208
Motorola, Inc.
6.00% due 11/15/2017	700,000	607,326
Nabors Industries, Inc.
6.15% due 02/15/2018 (h)	2,000,000	1,967,644
Nationwide Health Properties, Inc.
6.50% due 07/15/2011	600,000	613,380
Newell Rubbermaid, Inc.
4.00% due 05/01/2010	600,000	588,659
Nisource Finance Corp.
5.40% due 07/15/2014	200,000	188,826
Norfolk Southern Corp.
5.257% due 09/17/2014	2,000,000	2,019,444
Pricoa Global Funding I
2.8963% due 01/30/2012 (b)(h)	3,000,000	2,885,970
2.9394% due 06/26/2012 (b)(h)	2,900,000	2,780,767
Prudential Financial, Inc., MTN
6.625% due 12/01/2037	2,000,000	1,878,640
Rabobank Capital Funding Trust
5.254% due 12/29/2049 (b)(h)	1,700,000	1,464,633
Reynolds American, Inc.
3.4763% due 06/15/2011 (b)	800,000	761,554
Sabre Holdings Corp.
7.35% due 08/01/2011	700,000	556,500
Sara Lee Corp.
6.25% due 09/15/2011	500,000	512,126
Sealed Air Corp.
5.625% due 07/15/2013 (h)	700,000	684,692
Simon Property Group LP
6.10% due 05/01/2016	1,000,000	976,320
Southwest Airlines Company
5.125% due 03/01/2017	500,000	431,051
Sprint Capital Corp.
8.75% due 03/15/2032	200,000	194,500
Sprint Nextel Corp.
6.00% due 12/01/2016	1,000,000	912,500
State Street Capital Trust IV
3.7763% due 06/15/2037 (b)	1,800,000	1,265,567
Supervalu, Inc.
7.50% due 11/15/2014	100,000	99,000
Target Corp.
7.00% due 01/15/2038	2,100,000	2,169,203
Tate & Lyle International Finance PLC
5.00% due 11/15/2014 (h)	300,000	274,249
Verizon Communications, Inc.
4.35% due 02/15/2013	4,000,000	3,903,272
Viacom, Inc.
5.75% due 04/30/2011	600,000	595,271
Virginia Electric & Power Company
6.35% due 11/30/2037	100,000	99,095
Wachovia Corp., MTN
5.50% due 05/01/2013	4,200,000	3,856,310

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

PORTFOLIO OF INVESTMENTS — August 31, 2008
(showing percentage of total net assets)

Global Bond Fund (continued)
	Shares or Principal Amount		Value
CORPORATE BONDS (continued)

United States (continued)
WEA Finance LLC
7.125% due 04/15/2018 (h)		$2,000,000	$1,914,298
Wells Fargo & Company
4.375% due 01/31/2013		1,900,000	1,819,930
Wells Fargo Capital XIII, MTN, Series G
7.70% due 12/29/2049 (b)		2,000,000	1,899,228
Xerox Corp.
9.75% due 01/15/2009		700,000	714,792
			193,391,864
TOTAL CORPORATE BONDS (Cost $320,285,496)			$306,917,827

MUNICIPAL BONDS - 2.12%

California - 1.43%
California State Various Purpose
5.00% due 11/01/2037		2,800,000	2,732,632
Golden State Tobacco Securitization Corp.,
California Tobacco Settlement Revenue, Series A
5.00% due 06/01/2038		4,300,000	3,910,678
Golden State Tobacco Securitization Corp.,
California Tobacco Settlement Revenue, Series A-1
5.125% due 06/01/2047		300,000	223,206
State of California
5.00% due 12/01/2037		1,500,000	1,463,850
			8,330,366

Illinois - 0.43%
Chicago Illinois Transit Authority, Series A
6.899% due 12/01/2040		2,100,000	2,227,260
Chicago Illinois, Series A
4.75% due 01/01/2030		300,000	297,993
			2,525,253

New York - 0.02%
New York City Municipal Water Finance Authority, Water & Sewer Revenue, Series 1289 10.458% due 06/15/2038 (b)		130,000	119,068

Ohio - 0.24%
Buckeye Tobacco Settlement Financing Authority 5.875% due 06/01/2047		1,700,000	1,380,332

Puerto Rico - 0.00%
Puerto Rico Sales Tax Financing Corp. zero coupon due 08/01/2054		500,000	35,480
TOTAL MUNICIPAL BONDS (Cost $12,862,445)			$12,390,499

COLLATERALIZED MORTGAGE OBLIGATIONS - 23.13%

Australia - 1.91%
Crusade Global Trust, Series 2004-2, Class A2
5.106% due 11/19/2037 (b)	EUR	1,262,417	1,780,541
Puma Finance, Ltd., Series 2004-P10, Class BA
7.61% due 07/12/2036 (b) AUD		642,580	544,395
Puma Finance, Ltd., Series 2005-P11, Class BA
7.47% due 08/22/2037 (b)		551,034	458,420

Global Bond Fund (continued)
	Shares or Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

Australia (continued)
Superannuation Members Home Loans Global Fund, Series 2004-7, Class A1
2.8169% due 03/09/2036 (b)		$1,660,630	$1,585,874
Swan, Series 2006-1E, Class A1
2.8838% due 05/12/2037 (b)		2,358,108	2,240,203
Swan, Series 2006-1E, Class A2
7.45% due 05/12/2037 (b)	AUD	2,122,297	1,781,303
Torrens Trust, Series 2007-1, Class A
5.079% due 09/19/2014 (b)		3,318,165	2,769,898
			11,160,634

Ireland - 0.61%
German Residential Asset Note Distributor PLC, Series 2006-1, Class A
5.198% due 07/20/2016 (b)	EUR	1,248,604	1,683,666
Immeo Residential Finance PLC, Series 2007-2, Class A
5.118% due 12/15/2016 (b)		1,360,858	1,869,802
			3,553,468

Italy - 0.08%
Cordusio RMBS SRL, Series 2007-4, Class A1
5.015% due 12/31/2040 (b)		300,000	437,798

Netherlands - 0.93%
Atomium Mortgage Finance BV,
Series 2003-I, Class A
4.69% due 07/01/2034 (b)		642,770	939,897
Delphinus BV, Series 2001-II, Class A1
5.255% due 11/28/2031 (b)		1,031,316	1,497,508
Delphinus BV, Series 2003-I, Class A1
5.243% due 04/25/2093 (b)		1,000,000	1,458,585
Dutch Mortgage Portfolio Loans, BV, Series III, Class A
5.213% due 11/20/2035 (b)		1,062,309	1,525,134
			5,421,124

Spain - 0.11%
Bancaja Fondo de Titulizacion de Activos, Series 2005-8, Class A
5.073% due 10/25/2037 (b)		521,787	661,049

United States - 19.49%
Adjustable Rate Mortgage Trust, Series 2005-5, Class 2A1
5.1414% due 09/25/2035 (b)		$178,116	142,754
American Home Mortgage Investment Trust, Series 2007-1, Class GA2
2.7119% due 05/25/2047 (b)		449,149	163,522
American Home Mortgage Investment Trust, Series 2004-3, Class 5A
4.29% due 10/25/2034 (b)		626,329	536,499
Banc of America Commercial Mortgage, Inc., Series 2002-2, Class A2
4.772% due 07/11/2043		1,559,798	1,547,702
Banc of America Funding Corp., Series 2006-A, Class 1A1
4.6249% due 02/20/2036 (b)		1,844,326	1,657,448
Banc of America Funding Corp., Series 2006-J, Class 4A1
6.131% due 01/20/2047 (b)		245,312	188,482

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

PORTFOLIO OF INVESTMENTS — August 31, 2008
(showing percentage of total net assets)

Global Bond Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

United States (continued)
Banc of America Mortgage Securities, Series 2004-4, Class 1A9
5.00% due 05/25/2034	$1,543,928	$1,480,096
BCAP LLC Trust, Series 2006-AA2, Class A1
2.6419% due 01/25/2037 (b)	2,880,247	1,716,760
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-5, Class 1A2
4.5338% due 08/25/2033 (b)	155,948	150,917
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-7, Class 6A
4.6477% due 10/25/2033 (b)	294,362	283,973
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-9, Class 2A1
4.4565% due 02/25/2034 (b)	42,744	36,042
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-2, Class 22A
4.418% due 05/25/2034 (b)	531,615	508,652
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-2, Class 23A
4.6297% due 05/25/2034 (b)	184,575	177,491
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-2, Class A1
4.125% due 03/25/2035 (b)	3,271,435	3,037,862
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-2, Class A2
4.125% due 03/25/2035 (b)	1,218,152	1,165,297
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-5, Class A1
4.45% due 08/25/2035 (b)	1,683,359	1,585,591
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-5, Class A2
4.55% due 08/25/2035 (b)	1,774,819	1,687,121
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-9, Class A1
4.625% due 10/25/2035 (b)	3,270,311	3,044,507
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1
5.5045% due 09/25/2035 (b)	2,247,946	1,840,580
Bear Stearns Alt-A Trust, Series 2005-9, Class 24A1
5.5783% due 11/25/2035 (b)	1,179,696	974,385
Bear Stearns Alt-A Trust, Series 2006-8, Class 3A1
2.6319% due 02/25/2034 (b)	108,290	67,648
Bear Stearns Alt-A Trust, Series 2006-6, Class 31A1
5.7981% due 11/25/2036 (b)	2,573,230	1,808,719
Bear Stearns Alt-A Trust, Series 2006-6, Class 32A1
5.7779% due 10/25/2036 (b)	2,010,937	1,367,946
Bear Stearns Structured Products, Inc., Series
2007-R6, Class 1A1
5.6719% due 01/26/2036 (b)	1,192,170	977,736
Bear Stearns Structured Products, Inc., Series
2007-R7, Class A1
2.66% due 01/26/2037 (b)(h)	817,308	792,789
Bella Vista Mortgage Trust,
Series 2005-2, Class 2A1
2.7206% due 05/20/2045 (b)	826,159	556,405
Citigroup Commercial Mortgage Trust, Series
2007-C6, Class A3B
5.7002% due 02/10/2017 (b)	900,000	815,464

Global Bond Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

United States (continued)
Citigroup Mortgage Loan Trust, Inc., Series
2005-11, Class 1A1
4.90% due 12/25/2035 (b)	$486,760	$462,749
Citigroup Mortgage Loan Trust, Inc., Series
2005-11, Class A2A
4.70% due 12/25/2035	2,301,275	2,164,428
Citigroup Mortgage Loan Trust, Inc., Series
2005-12, Class 2A1
3.2719% due 08/25/2035 (b)	1,150,392	1,000,527
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A1
4.7475% due 08/25/2035 (b)	941,312	896,784
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2
4.2475% due 08/25/2035 (b)	1,002,753	948,736
Commercial Mortgage Pass Through
Certificates, Series 2006-CN2A, Class A2FL
2.68% due 02/05/2019 (b)(h)	2,600,000	2,497,637
Countrywide Alternative Loan Trust, Series
2005-21CB, Class A3
5.25% due 06/25/2035	301,852	261,613
Countrywide Alternative Loan Trust, Series
2005-56, Class 2A2
5.119% due 11/25/2035 (b)	127,971	87,179
Countrywide Alternative Loan Trust, Series
2005-56, Class 2A3
4.579% due 11/25/2035 (b)	127,971	85,781
Countrywide Alternative Loan Trust, Series
2006-OA19, Class A1
2.6506% due 02/20/2047 (b)	2,389,523	1,478,757
Countrywide Alternative Loan Trust, Series
2007-11T1, Class A12
2.8219% due 05/25/2037 (b)	530,109	283,070
Countrywide Alternative Loan Trust, Series
2007-16CB, Class 5A1
6.25% due 08/25/2037	260,690	162,867
Countrywide Alternative Loan Trust, Series
2007-7T2, Class A9
6.00% due 04/25/2037	439,809	271,702
Countrywide Alternative Loan Trust, Series
2007-OA7, Class A1A
2.6519% due 05/25/2047 (b)	2,525,441	1,556,938
Countrywide Alternative Loan Trust,
Series 2005-11CB, Class 2A8
4.50% due 06/25/2035	786,928	778,707
Countrywide Alternative Loan Trust,
Series 2005-81, Class A1
2.7519% due 02/25/2037 (b)	4,465,893	2,865,929
Countrywide Alternative Loan Trust,
Series 2006-OA1, Class 2A1
2.6806% due 03/20/2046 (b)	1,519,481	956,885
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-12, Class 11A1
4.7323% due 08/25/2034 (b)	114,675	90,915
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-22, Class A3
4.7957% due 11/25/2034 (b)	362,343	323,738

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

 PORTFOLIO OF INVESTMENTS — August 31, 2008
(showing percentage of total net assets)

Global Bond Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

United States (continued)
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-R2, Class 1AF1
2.8119% due 06/25/2035 (b)(h)	$157,419	$130,758
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-HYB9, Class 5A1
5.25% due 02/20/2036 (b)	670,225	511,222
Countrywide Home Loans,
Series 2004-12, Class 12A1
4.7108% due 08/25/2034 (b)	1,125,143	1,020,000
Countrywide Home Loans,
Series 2004-25, Class 1A1
2.8019% due 02/25/2035 (b)	294,200	205,907
Countrywide Home Loans,
Series 2004-25, Class 2A1
2.8119% due 02/25/2035 (b)	347,168	250,262
Countrywide Home Loans,
Series 2005-HYB9, Class 3A2A
5.25% due 02/20/2036 (b)	747,004	592,543
CS First Boston Mortgage Securities Corp., Series 2003-AR18, Class 2A3
5.0838% due 07/25/2033 (b)	40,338	38,102
CS First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A1
4.5571% due 08/25/2033 (b)	398,540	390,305
CSAB Mortgage Backed Trust,
Series 2006-1, Class A1A
2.5719% due 06/25/2036 (b)	63,416	63,257
Federal Home Loan Mortgage Corp., Series T-63, Class 1A1
4.4901% due 02/25/2045 (b)	322,945	292,482
Federal Home Loan Mortgage Corp.,
Series 2003-2631, Class PC
4.50% due 03/15/2016	5,759,958	5,800,418
Federal Home Loan Mortgage Corp.,
Series 2004-2770, Class YW
4.00% due 06/15/2022	349,461	350,012
Federal Home Loan Mortgage Corp.,
Series 2004-2895, Class F
2.8169% due 06/15/2031 (b)	660,734	645,201
Federal Home Loan Mortgage Corp.,
Series 2005-2987, Class HD
4.50% due 07/15/2018	3,496,356	3,497,801
Federal Home Loan Mortgage Corp.,
Series 2006-3117, Class PN
5.00% due 11/15/2021	551,573	556,011
Federal National Mortgage Association, Series
2003-W6, Class F
2.8219% due 09/25/2042 (b)	708,847	698,308
Federal National Mortgage Association, Series
2005-120, Class NF
2.5719% due 01/25/2021 (b)	459,351	451,187
Federal National Mortgage Association, Series
2006-15, Class FC
2.6019% due 03/25/2036 (b)	1,164,008	1,157,350
Federal National Mortgage Association, Series
2006-16, Class FC
2.7719% due 03/25/2036 (b)	2,354,162	2,286,005

Global Bond Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

United States (continued)
Federal National Mortgage Association, Series
2006-5, Class 3A2
4.6669% due 02/25/2036 (b)	$1,105,806	$1,098,030
First Horizon Asset Securities, Inc., Series
2003-AR2, Class 2A1
4.4263% due 07/25/2033 (b)	93,684	92,273
First Horizon Asset Securities, Inc., Series
2003-AR4, Class 2A1
4.3818% due 12/25/2033 (b)	262,074	247,261
First Horizon Asset Securities, Inc., Series
2005-AR3, Class 2A1
5.3631% due 08/25/2035 (b)	176,342	159,781
First Republic Mortgage Loan Trust,
Series 2001-FRB1, Class A
2.8169% due 11/15/2031 (b)	385,423	357,004
GMAC Mortgage Corp. Loan Trust, Series
2004-AR1, Class 22A
4.2892% due 06/25/2034 (b)	29,929	21,795
GMAC Mortgage Corp. Loan Trust,
Series 2004-J4, Class A1
5.50% due 09/25/2034	938,016	921,821
Greenpoint Mortgage Funding Trust, Series 2006-AR6, Class A1A
2.5519% due 10/25/2046 (b)	2,043,260	1,755,031
Greenpoint Mortgage Pass-Through Certificates, Series 2003-1, Class A1
4.6795% due 10/25/2033 (b)	27,605	26,270
GS Mortgage Securities Corp., Series 2003-1, Class A2
3.1719% due 01/25/2032 (b)	355,979	295,136
GSR Mortgage Loan Trust, Series 2003-1, Class A2
4.5113% due 03/25/2033 (b)	258,329	244,573
Harborview Mortgage Loan Trust, Series 2003-1, Class A
5.1738% due 05/19/2033 (b)	404,276	382,667
Harborview Mortgage Loan Trust, Series 2005-4, Class 3A1
5.1458% due 07/19/2035 (b)	56,386	51,563
Harborview Mortgage Loan Trust, Series 2006-1, Class 2A1A
2.7056% due 03/19/2037 (b)	1,562,051	973,271
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A11
2.5556% due 01/19/2038 (b)	1,145,089	1,048,908
Harborview Mortgage Loan Trust,
Series 2006-12, Class 2A2A
2.6556% due 01/19/2038	2,379,462	1,449,781
Impac Secured Assets Corp., Series 2006-4, Class A2A
2.5519% due 01/25/2037 (b)	1,222,756	1,150,050
Indymac Index Mortgage Loan Trust, Series
2004-AR11, Class 2A
5.0442% due 12/25/2034 (b)	97,110	81,702
JP Morgan Alternative Loan Trust, Series 2006-A6, Class 2A1
5.50% due 11/25/2036 (b)	760,695	584,148
JP Morgan Mortgage Trust, Series 2003-A2, Class 3A1
4.3836% due 11/25/2033 (b)	298,251	291,208

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

 PORTFOLIO OF INVESTMENTS — August 31, 2008
(showing percentage of total net assets)

Global Bond Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

United States (continued)
JP Morgan Mortgage Trust, Series 2005-A1, Class 6T1
5.0228% due 02/25/2035 (b)	$572,280	$509,181
JP Morgan Mortgage Trust,
Series 2004-S1, Class 1A3
4.50% due 08/25/2019	1,652,955	1,633,954
Lehman XS Trust, Series 2006-4N, Class A1A
2.5519% due 04/25/2046 (b)	171,932	170,553
Mastr Adjustable Rate Mortgages Trust, Series
2004-6, Class 4A4
4.1262% due 07/25/2034 (b)	303,383	291,671
Mellon Residential Funding Corp., Series
2000-TBC3, Class A1
2.9069% due 12/15/2030 (b)	1,076,767	999,207
Merrill Lynch Mortgage Investors, Inc., Series
2003-A2, Class 1A1
6.0273% due 02/25/2033 (b)	167,926	164,832
Merrill Lynch Mortgage Investors, Inc., Series
2005-2, Class 1A
4.25% due 10/25/2035 (b)	1,442,265	1,366,111
Merrill Lynch Mortgage Investors, Inc., Series
2005-A8, Class A3A2
2.7219% due 08/25/2036 (b)	247,966	174,786
Merrill Lynch Mortgage Investors, Inc.,
Series 2003-C, Class A1
2.8019% due 06/25/2028 (b)	673,005	589,754
Merrill Lynch Mortgage Trust,
Series 2004-BPC1, Class A1
3.585% due 10/12/2041	325,752	323,716
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4
5.378% due 08/12/2048	900,000	800,163
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-8, Class A3
6.1557% due 08/12/2049 (b)	2,000,000	1,849,884
Puma Finance, Ltd., Series 2006-G5, Class A1
2.8813% due 02/21/2038 (b)	1,767,500	1,687,963
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1
2.6519% due 06/25/2046 (b)	2,786,347	1,712,905
Residential Accredit Loans, Inc., Series 2007-QO2, Class A1
2.6219% due 02/25/2047 (b)	641,281	347,307
Residential Accredit Loans, Inc.,
Series 2006-QO3, Class A1
2.6819% due 04/25/2046 (b)	1,835,647	1,161,699
Residential Asset Securitization Trust, Series
2005-A15, Class 5A1
5.75% due 02/25/2036	372,049	292,272
Residential Asset Securitization Trust, Series
2006-R1, Class A2
2.8719% due 01/25/2046 (b)	730,728	515,132
Residential Funding Mortgage Securities I, Series 2005-SA4, Class 1A21
5.2081% due 09/25/2035 (b)	206,451	179,331
Sequoia Mortgage Trust, Series 5, Class A
2.8156% due 10/19/2026 (b)	277,255	252,013

Global Bond Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

United States (continued)
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A1
4.18% due 02/25/2034 (b)	$208,409	$178,414
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A2
4.58% due 02/25/2034 (b)	1,146,252	1,032,251
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 7A1
5.21% due 09/25/2034 (b)	925,960	860,233
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-19, Class 2A1
4.255% due 01/25/2035 (b)	879,226	593,510
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class 3A2
4.59% due 04/25/2034 (b)	441,392	409,228
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR3, Class 12A1
2.6919% due 05/25/2036 (b)	2,080,534	1,277,247
Thornburg Mortgage Securities Trust, Series
2006-5, Class A1
2.5919% due 08/25/2036 (b)	2,011,249	1,937,405
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C17, Class APB
5.037% due 03/15/2042	1,700,000	1,651,050
WaMu Mortgage Pass Through Certificates, Series 2003-AR9, Class 1A5
4.1591% due 09/25/2033 (b)	1,615,642	1,614,364
WaMu Mortgage Pass Through Certificates, Series 2003-AR9, Class 1A6
4.1591% due 09/25/2033 (b)	4,000,000	4,005,748
WaMu Mortgage Pass Through Certificates, Series 2004-AR9, Class A7
4.132% due 08/25/2034 (b)	1,500,000	1,484,023
WaMu Mortgage Pass Through Certificates, Series 2006-AR19, Class 1A
3.819% due 01/25/2047 (b)	680,027	389,195
WaMu Mortgage Pass-Through Certificates, Series 2002-AR17, Class 1A
4.279% due 11/25/2042 (b)	480,518	445,118
WaMu Mortgage Pass-Through Certificates, Series 2003-AR5, Class A7
4.5652% due 06/25/2033 (b)	136,283	132,777
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1
2.7619% due 10/25/2045 (b)	208,916	132,076
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A1A
2.7819% due 01/25/2045 (b)	358,603	241,122
WaMu Mortgage Pass-Through Certificates, Series 2005-AR6, Class 2A1A
2.7019% due 04/25/2045 (b)	612,624	404,025
WaMu Mortgage Pass-Through Certificates, Series 2006-AR17, Class 1A1A
3.889% due 12/25/2046 (b)	499,601	317,057
WaMu Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A
4.079% due 02/25/2046 (b)	1,159,252	729,476

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

 PORTFOLIO OF INVESTMENTS — August 31, 2008
(showing percentage of total net assets)

Global Bond Fund (continued)
	Shares or Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

United States (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2003-R1, Class A1
3.0119% due 12/25/2027 (b)		$1,116,695	$953,889
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR5, Class 3A 4.019% due 07/25/2046 (b)		472,041	270,331
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-S, Class A1
3.5518% due 09/25/2034 (b)		2,091,114	1,951,143
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR2, Class 2A1
4.95% due 03/25/2036 (b)		2,291,040	2,049,053
			113,737,903
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $150,437,109)			$134,971,976

ASSET BACKED SECURITIES - 9.03%

Ireland - 0.71%
Cars Alliance Funding PLC, Series 2007-1, Class A
5.079% due 10/08/2023 (b)	EUR	1,700,000	2,410,913
SC Germany Auto, Series 2007-1, Class A
4.557% due 08/11/2015 (b)		1,199,834	1,738,931
			4,149,844

Italy - 0.22%
Locat Securitisation Vehicle Srl, Series 2006-4, Class A2
5.12% due 12/12/2028 (b)		900,000	1,260,075

Luxembourg - 0.35%
Silver Arrow SA, Series 2006-2, Class A
4.555% due 08/15/2014 (b)		1,410,859	2,058,625

United States - 7.75%
Access Group, Inc., Series 2008-1, Class A
4.093% due 10/27/2025 (b)		$2,700,000	2,673,000
ACE Securities Corp.,
Series 2006-ASP4, Class A2A
2.5219% due 08/25/2036 (b)		355,786	353,659
ACE Securities Corp., Series 2006-NC1, Class A2B
2.6219% due 12/25/2035 (b)		1,416,188	1,389,980
American Express Credit Account Master Trust, Series 2006-A, Class A
2.4569% due 08/15/2011 (b)		2,000,000	1,995,104
Argent Securities, Inc., Series 2006-M2, Class A2A
2.5219% due 09/25/2036 (b)		658,723	653,321
Asset Backed Funding Certificates,
Series 2006-OPT1, Class A3A
2.5119% due 09/25/2036 (b)		40,734	40,431
BA Credit Card Trust, Series 2006-A9, Class A9
2.4769% due 02/15/2013 (b)		3,400,000	3,322,499
Capital Auto Receivables Asset Trust, Series
2008-2, Class A2B
3.3869% due 03/15/2011 (b)		500,000	499,922
Citigroup Commercial Mortgage Trust, Series
2006-FL2, Class A1
2.5369% due 10/01/2036 (b)(h)		43,684	41,819

Global Bond Fund (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)

United States (continued)
Countrywide Asset-Backed Certificates,
Series 2006-25, Class 2A1
2.5419% due 06/25/2037 (b)	$1,697,561	$1,634,027
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF15, Class A3
2.5219% due 11/25/2036 (b)	1,570,022	1,478,520
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF18, Class A2A
2.5419% due 12/25/2037 (b)	1,532,974	1,467,605
Ford Credit Auto Owner Trust, Series 2008-C, Class A2B
3.3669% due 01/15/2011 (b)	1,700,000	1,695,867
Franklin Auto Trust, Series 2008-A, Class A2
3.4706% due 10/20/2011 (b)	1,700,000	1,692,222
GSAMP Trust, Series 2006-SD1, Class A1
2.5919% due 12/25/2035 (b)(h)	44,781	44,690
GSR Mortgage Loan Trust, Series 2005-HEL1, Class A2A
2.5719% due 11/25/2030 (b)	34,945	34,113
Home Equity Mortgage Trust,
Series 2006-1, Class A1A1
5.595% due 05/25/2036 (b)	185	185
Honda Auto Receivables Owner Trust, Series
2008-1, Class A2
3.77% due 09/20/2010	1,700,000	1,695,524
HSI Asset Securitization Corp. Trust, Series
2006-HE2, Class 2A1
2.5219% due 12/25/2036 (b)	1,711,472	1,572,536
JP Morgan Chase Commercial Mortgage Securities Corp, Series 2006-CB17, Class A4
5.429% due 12/12/2043	1,100,000	1,003,597
JP Morgan Mortgage Acquisition Corp., Series
2006-WMC3, Class A2
2.5219% due 08/25/2036 (b)	733,487	721,655
Lehman Brothers Floating Rate Commercial Mortgage Trust, Series 2006-LLFA, Class A1
2.5469% due 09/15/2021 (b)(h)	346,724	326,387
Lehman Brothers-UBS
Commercial Mortgage Trust,
Series 2003-C1, Class A2
3.323% due 03/15/2027	183,228	182,557
Long Beach Mortgage Loan Trust, Series 2004-4, Class 1A1
2.7519% due 10/25/2034 (b)	134,514	105,105
Mid-State Trust, Series 1995-4, Class A
8.33% due 04/01/2030	1,571,856	1,320,418
Morgan Stanley Capital I, Series 2006-NC2, Class A2B
2.5919% due 02/25/2036 (b)	1,590,345	1,572,580
Nelnet Student Loan Trust, Series 2008-4, Class A1
3.33% due 04/27/2015 (b)	1,799,911	1,803,206
New Century Home Equity Loan Trust,
Series 2005-D, Class A2B
2.6419% due 02/25/2036 (b)	528,890	527,699
Nomura Asset Acceptance Corp., Series 2006-S1, Class A1
2.6119% due 01/25/2036 (b)(h)	75,779	65,613

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

 PORTFOLIO OF INVESTMENTS — August 31, 2008
(showing percentage of total net assets)

Global Bond Fund (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)

United States (continued)
Residential Asset Mortgage Products, Inc., Series 2006-RZ5, Class A1A
2.5719% due 08/25/2046 (b)	$1,240,822	$1,191,471
Residential Asset Securities Corp., Series
2006-KS6, Class A1
2.5119% due 08/25/2036 (b)	45,191	45,057
Residential Asset Securities Corp., Series 2006-KS9, Class AI1
2.5419% due 11/25/2036 (b)	1,038,547	1,026,310
Residential Asset Securities Corp., Series 2006-KS7, Class A1
2.5219% due 09/25/2036 (b)	79,388	79,262
SACO I, Inc., Series 2005-10, Class 1A
2.7319% due 11/25/2033 (b)	606,833	355,951
SLM Student Loan Trust, Series 2003-6, Class A4
2.9763% due 12/17/2018 (b)	544,542	534,485
SLM Student Loan Trust, Series 2008-9, Class A
4.1728% due 04/25/2023 (b)	5,900,000	5,876,061
Soundview Home Equity Loan Trust, Series 2006-EQ1, Class A1
2.5219% due 10/25/2036 (b)	350,849	347,807
Soundview Home Equity Loan Trust, Series 2006-EQ2, Class A1
2.5519% due 01/25/2037 (b)	1,050,481	1,026,528
Structured Asset Securities Corp., Series 2006-11, Class A1
5.3002% due 12/31/2036 (b)(h)	785,736	665,066
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4
5.572% due 10/15/2048 (b)	3,000,000	2,766,700
Wells Fargo Home Equity Trust,
Series 2005-2, Class AI1A
2.7019% due 10/25/2035 (b)(h)	715,545	690,538
Wells Fargo Home Equity Trust,
Series 2005-3, Class AII2
2.7119% due 11/25/2035 (b)(h)	692,664	677,255
		45,196,332
TOTAL ASSET BACKED SECURITIES (Cost $54,570,569)		$52,664,876

PREFERRED STOCKS - 0.86%

United States - 0.86%
Bank of America Corp., 8.00%	5,600,000	4,990,630
TOTAL PREFERRED STOCKS (Cost $5,648,000)		$4,990,630

TERM LOANS - 1.03%

United States - 1.03%
Chrysler Financial
9.00% due 08/03/2012 (b)	3,942,981	3,139,599
Ford Motor Company, Term B
5.48% due 11/29/2013	985,000	763,789
Georgia Pacific Corp.
4.448% due 12/20/2012 (b)	937,642	885,387

Global Bond Fund (continued)
	Shares or Principal Amount	Value
TERM LOANS (continued)

United States (continued)
HCA, Inc., Tranche B
5.0506% due 11/01/2013 (b)	$1,280,500	$1,200,072
		5,988,847
TOTAL TERM LOANS (Cost $6,999,251)		$5,988,847

OPTIONS - 1.62%

Australia - 0.00%
Sydney Futures Exchange Purchase Call on Australian 3 yrs. Futures Expiration 09/12/2008 at $94.90 *	1,360,000	399

Germany - 0.24%
EUREX American Put on Euro-Bobl Futures
Expiration 11/21/2008 at $100.00 *	21,100,000	1,561
EUREX American Put on Euro-Bund Futures
Expiration 11/21/2008 at $103.00 *	33,700,000	4,980
Over The Counter European Purchase Call Option on the EUR vs. USD
Expiration 07/08/2010 at $1.392 *	7,300,000	668,303
Over The Counter European Purchase Put Option on the EUR vs. USD
Expiration 10/10/2008 at $1.255 *	90,000,000	32,877
Expiration 07/08/2010 at $1.392 *	7,300,000	460,132
Over The Counter European Style Call on EUR-LIBOR Rate Swaption
Expiration 09/14/2009 at $4.00 *	44,500,000	223,995
		1,391,848

United States - 1.38%
Chicago Board of Trade American Purchase Call on U.S. Treasury Bond Futures
Expiration 11/21/2008 at $140.00 *	47,000	734
Chicago Board of Trade American Purchase Call on U.S. Treasury Note 5 yrs. Futures
Expiration 11/21/2008 at $125.00 *	248,000	1,938
Chicago Board of Trade American Purchase Put on U.S. Treasury Bond Futures
Expiration 11/21/2008 at $89.00 *	317,000	4,953
Chicago Board of Trade American Purchase Put on U.S. Treasury Note 10 yrs. Futures
Expiration 11/21/2008 at $96.00 *	157,000	2,453
Expiration 11/21/2008 at $99.00 *	892,000	13,938
Over The Counter European Purchase Call on FG TBA, 5.50%
Expiration 11/06/2008 at $107.50 *	10,000,000	0
Over The Counter European Purchase Call on FNMA TBA, 6.00%
Expiration 10/07/2008 at $107.00 *	10,000,000	0
Over The Counter European Purchase Call on FNMA TBA, 6.50%
Expiration 09/04/2008 at $107.00 *	8,000,000	0
Expiration 10/07/2008 at $107.00 *	17,000,000	0
Over The Counter European Purchase Call on Treasury Note, 3.25%
Expiration 10/10/2008 at $103.9375 *	41,500,000	1
Over The Counter European Purchase Call Option on the EUR vs. USD
Expiration 05/19/2010 at $1.3665 *	1,600,000	177,126
Expiration 05/21/2010 at $1.3750 *	1,600,000	169,077

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

 PORTFOLIO OF INVESTMENTS — August 31, 2008
(showing percentage of total net assets)

Global Bond Fund (continued)
	Shares or Principal Amount	Value
OPTIONS (continued)

United States (continued)
Over The Counter European Purchase Call Option on the USD vs. JPY
Expiration 03/17/2010 at $103.80 *	8,000,000	$423,536
Over The Counter European Purchase Put on FG TBA, 5.00%
Expiration 09/04/2008 at $76.00 *	4,900,000	0
Over The Counter European Purchase Put on FG TBA, 6.00%
Expiration 09/04/2008 at $88.50 *	13,700,000	0
Over The Counter European Purchase Put on FNMA TBA, 5.50%
Expiration 11/06/2008 at $74.00 *	22,100,000	0
Expiration 09/04/2008 at $86.00 *	38,000,000	0
Over The Counter European Purchase Put on FNMA TBA, 6.00%
Expiration 09/04/2008 at $88.50 *	20,000,000	0
Over The Counter European Purchase Put on FNMA TBA, 6.50%
Expiration 09/04/2008 at $92.00 *	8,400,000	0
Over The Counter European Purchase Put on GNMA TBA, 6.00%
Expiration 09/15/2008 at $85.00 *	6,000,000	0
Over The Counter European Purchase Put on GNMA TBA, 6.50%
Expiration 11/21/2008 at $72.00 *	6,000,000	0
Expiration 10/15/2008 at $91.00 *	5,000,000	0
Expiration 10/15/2008 at $91.00 *	17,000,000	0
Expiration 09/15/2008 at $91.50 *	16,000,000	0
Over The Counter European Purchase Put Option on the EUR vs. USD
Expiration 05/19/2010 at $1.3665 *	1,600,000	73,923
Expiration 05/21/2010 at $1.3750 *	1,600,000	78,817
Over The Counter European Purchase Put Option on the USD vs. JPY
Expiration 03/17/2010 at $103.80 *	8,000,000	339,528
Over The Counter European Style Call on USD-LIBOR Rate Swaption
Expiration 08/03/2009 at $3.45 *	10,100,000	56,496
Expiration 08/03/2009 at $3.45 *	61,200,000	342,335
Expiration 08/03/2009 at $3.45 *	9,200,000	51,462
Expiration 08/03/2009 at $3.50 *	206,500,000	1,227,230
Expiration 08/03/2009 at $3.85 *	33,300,000	293,173
Expiration 07/06/2009 at $4.25 *	64,200,000	849,052
Expiration 09/08/2009 at $4.75 *	57,800,000	1,085,987
Expiration 08/28/2009 at $5.00 *	37,000,000	829,577
Expiration 08/28/2009 at $5.00 *	74,100,000	1,661,396
Expiration 08/28/2009 at $5.00 *	16,200,000	363,220
		8,045,952
TOTAL OPTIONS (Cost $8,072,058)		$9,438,199

REPURCHASE AGREEMENTS - 1.58%
Deutsche Bank Tri-Party Repurchase Agreement dated 08/29/2008 at 1.98% to be repurchased at $5,501,210 on 09/02/2008, collateralized by $5,574,000 U.S. Treasury Notes, 2.0% due 02/28/2010 (valued at $5,615,199, including interest)	$5,500,000	$5,500,000

Global Bond Fund (continued)
	Shares or Principal Amount	Value
REPURCHASE AGREEMENTS (continued)
Repurchase Agreement with State Street Corp. dated 08/29/2008 at 1.70% to be repurchased at $3,733,705 on 09/02/2008, collateralized by $3,745,000 Federal National Mortgage Association, 3.375% due 03/05/2010 (valued at $3,809,789, including interest)	$3,733,000	$3,733,000
TOTAL REPURCHASE AGREEMENTS (Cost $9,233,000)		$9,233,000

SHORT TERM INVESTMENTS - 5.15%
Bank Scotland PLC
2.90% due 12/01/2008	$22,000,000	$21,838,728
U.S. Treasury Bills
zero coupon due 09/11/2008 to 11/28/2008	6,250,000	6,228,812
UBS Finance Delaware LLC
2.94% due 12/01/2008	2,000,000	1,985,137
TOTAL SHORT TERM INVESTMENTS (Cost $30,052,677)		$30,052,677

Total Investments (Global Bond Fund) (Cost $1,025,938,904) - 170.48%		$994,695,054

Liabilities in Excess of Other Assets - (70.48)%		(411,225,721)

TOTAL NET ASSETS - 100.00%		$583,469,333

Schedule of Securities Sold Short
	Shares or Principal Amount	Value
FEDERAL HOME LOAN MORTGAGE CORP. - 5.96%
Federal Home Loan Mortgage Corp.
5.50%, TBA **	$10,000,000	$9,859,380
TOTAL FEDERAL HOME LOAN MORTGAGE CORP. (Proceeds $9,618,359)		$9,859,380

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 36.92%
Federal National Mortgage Association
6.00%, TBA **	30,000,000	$30,258,593
6.50%, TBA **	30,000,000	$30,846,093
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (Proceeds $60,757,891)		$61,104,686

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.45%
Government National Mortgage Association 6.00%, TBA **	4,000,000	$4,058,752
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (Proceeds $4,027,500)		$4,058,752

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

 PORTFOLIO OF INVESTMENTS — August 31, 2008
(showing percentage of total net assets)

	Shares or Principal Amount	Value

U.S. TREASURY BONDS - 1.52%
U.S. Treasury Bonds
5.00%, due 05/15/2037 (j)	$2,300,000	$2,514,726
TOTAL U.S. TREASURY BONDS (Proceeds $2,474,634)		$2,514,726

U.S. TREASURY NOTES - 53.15%
U.S. Treasury Notes
3.25%, due 12/31/2009 (j)	41,500,000	$42,077,099
3.375%, due 06/30/2013 (j)	24,800,000	$25,148,738
4.25%, due 08/15/2013 (j)	15,600,000	$16,448,250
3.50%, due 02/15/2018 (j)	1,900,000	$1,862,891
3.875%, due 05/15/2018 (j)	2,400,000	$2,415,562
TOTAL U.S. TREASURY NOTES (Proceeds $87,728,086)		$87,952,540

Total Securities Sold Short (Global Bond Fund) (Proceeds $164,606,469)		$165,490,084

Global Real Estate Fund
	Shares or Principal Amount	Value
COMMON STOCKS - 96.81%

Australia - 10.59%
Abacus Property Group	187,738	$202,458
Aspen Group, Ltd.	1,432,629	1,623,243
Becton Property Group	580,873	372,074
CFS Gandel Retail Trust	2,362,738	4,355,241
Charter Hall Group	1,858,592	1,405,941
Commonwealth Property Office Fund, Ltd.	800,776	952,063
Compass Hotel Group, Ltd. *	98,375	51,515
Dexus Property Group, REIT	3,800,222	4,782,105
FKP Property Group, Ltd.	241,882	926,152
General Property Trust, Ltd.	987,025	1,456,256
ING Industrial Fund	540,697	735,914
Macquarie Goodman Group, Ltd.	2,197,333	5,921,675
Macquarie Leisure Trust Group	818,157	1,329,421
Mirvac Group, Ltd.	1,098,900	2,696,171
Stockland Company, Ltd.	1,570,274	7,027,466
Valad Property Group	696,397	306,843
Westfield Group	2,056,198	30,173,110
		64,317,648

Austria - 0.26%
Conwert Immobilien Invest AG *	107,500	1,573,391

Brazil - 0.24%
Brasil Brokers Participacoes SA *	20,950	128,527
Construtora Tenda SA *	51,700	118,942
Iguatemi Empresa de Shopping Centers SA	91,900	1,071,227
Multiplan Empreendimentos Imobiliarios SA *	10,750	111,457
		1,430,153

Canada - 1.43%
Allied Properties Real Estate Investment Trust, REIT	89,550	1,731,458
Boardwalk Real Estate Investment Trust	74,300	2,729,045
Brookfield Properties Corp.	136,520	2,825,964

Global Real Estate Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Canada (continued)
Chartwell Seniors Housing Real Estate Investment Trust, REIT	190,500	$1,429,916
		8,716,383

China - 0.42%
Shui On Land, Ltd. (a)	3,367,000	2,554,964

Finland - 0.61%
Sponda Oyj	225,000	1,790,801
Technopolis Oyj	250,000	1,913,133
		3,703,934

France - 4.00%
Fonciere Des Regions	26,000	2,964,343
ICADE	25,000	2,334,862
Klepierre SA	55,000	2,192,450
Societe de la Tour Eiffel	15,000	1,637,074
Unibail-Rodamco, REIT	26,637	5,523,214
Unibail-Rodamco, REIT	46,502	9,655,220
		24,307,163

Germany - 0.06%
Magnat Real Estate Opportunities GmbH & Company KGaA *	400,000	392,956

Guernsey - 0.19%
Camper & Nicholsons Marina Investments, Ltd. *	1,200,000	1,170,271

Hong Kong - 11.50%
China Overseas Land & Investment, Ltd. (a)	4,366,166	7,252,277
China Resources Land, Ltd.	2,519,000	2,949,118
Hang Lung Properties, Ltd. (a)	2,275,592	7,202,982
Henderson Land Development Company, Ltd.	1,273,000	7,673,653
Kerry Properties, Ltd.	1,443,803	6,884,750
Link, REIT	1,997,000	4,694,657
New World China Land, Ltd.	828,000	304,120
New World Development Company, Ltd.	3,719,863	5,645,838
Sino Land Company, Ltd.	396,000	693,176
Sun Hung Kai Properties, Ltd.	1,946,173	26,536,936
		69,837,507

India - 0.07%
DLF, Ltd.	41,000	451,498

Japan - 13.01%
Aeon Mall Company, Ltd.	170,400	4,883,904
Japan Real Estate Investment Corp., REIT	884	8,244,898
Japan Retail Fund Investment Corp., REIT	393	1,626,696
Mitsubishi Estate Company, Ltd.	1,191,000	26,307,855
Mitsui Fudosan Company, Ltd.	1,072,000	22,339,658
Nippon Building Fund, Inc., REIT	859	9,294,828
Sumitomo Realty & Development Company, Ltd.	319,000	6,350,088
		79,047,927

Netherlands - 0.73%
Corio NV	12,500	919,354
NR Nordic and Russia Properties, Ltd. *	1,750,000	1,745,790
ProLogis European Properties *	175,000	1,744,499
		4,409,643

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

 PORTFOLIO OF INVESTMENTS — August 31, 2008
(showing percentage of total net assets)

Global Real Estate Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Norway - 0.06%
Norwegian Property ASA	27,519	$103,562
Scandinavian Property Development ASA *	120,590	239,056
		342,618

Singapore - 4.59%
Allgreen Properties, Ltd. (a)	1,903,000	1,070,684
Ascendas India Trust * (a)	3,399,959	1,715,515
Ascendas, REIT *	1,586,958	2,545,368
Capitaland, Ltd. (a)	1,956,000	5,974,393
CapitaMall Trust *	2,361,000	4,536,939
City Developments, Ltd. (a)	275,000	1,994,708
Hong Kong Land Holdings, Ltd. (a)	2,404,000	8,656,085
Suntec Real Estate Investment Trust *	1,336,000	1,367,571
		27,861,263

South Africa - 0.05%
Madison Property Fund Managers Holdings, Ltd. *	328,828	276,449

Sweden - 0.56%
Hufvudstaden AB	165,000	1,392,955
Klovern AB	300,000	994,080
Lennart Wallenstam Byggnads AB, Series B	65,000	1,031,596
		3,418,631

Switzerland - 0.12%
PSP Swiss Property AG *	12,500	757,064

United Kingdom - 8.30%
Aseana Properties, Ltd. *	1,000,000	507,792
Big Yellow Group PLC	375,505	2,329,618
British Land Company PLC	270,000	3,747,020
Capital & Regional PLC	734,876	2,471,264
Derwent Valley Holdings PLC	200,000	3,975,692
Equest Balkan Properties PLC	647,078	835,757
Great Portland Estates PLC (a)	500,000	3,330,424
Hammerson PLC	230,000	3,967,983
Hansteen Holdings PLC	750,000	1,283,210
Helical Bar PLC	450,000	2,622,528
Hirco PLC *	190,269	905,874
Land Securities Group PLC	315,000	7,782,397
Liberty International PLC	110,000	1,964,684
London & Stamford Property, Ltd.	620,000	1,193,676
Mapeley, Ltd.	70,000	1,403,788
Mucklow A & J Group PLC	37,820	162,600
North Real Estate Opportunities Fund, Ltd. *	600,000	840,620
Safestore Holdings, Ltd.	330,000	809,114
Segro PLC, REIT	380,000	3,022,413
South African Property Opportunities PLC *	1,250,000	1,594,995
Terrace Hill Group PLC	1,500,000	1,462,406
Unite Group PLC	1,009,663	4,216,960
		50,430,815

United States - 40.02%
American Campus Communities, Inc., REIT	100,100	3,035,032
Avalon Bay Communities, Inc., REIT	168,510	16,851,000
BioMed Realty Trust, Inc., REIT	287,590	7,701,660
Boston Properties, Inc., REIT	78,750	8,069,512
BRE Properties, Inc., Class A, REIT	118,400	5,710,432
Calloway Real Estate Investment Trust	32,000	638,915

Global Real Estate Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

United States (continued)
Camden Property Trust, REIT	78,050	$3,809,620
Digital Realty Trust, Inc., REIT	137,050	6,286,484
Douglas Emmett, Inc., REIT	204,750	4,846,433
Equity Lifestyle Properties, Inc., REIT	110,980	5,513,486
Equity Residential, REIT	177,000	7,469,400
Extendicare Real Estate Investment Trust *	158,200	1,172,569
Extra Space Storage, Inc., REIT	130,650	2,057,738
Federal Realty Investment Trust, REIT	158,440	12,022,427
General Growth Properties, Inc., REIT	237,650	6,162,265
Host Hotels & Resorts, Inc., REIT	604,960	8,650,928
Kimco Realty Corp., REIT	102,850	3,819,849
Liberty Property Trust, REIT	186,250	7,032,800
LTC Properties, Inc., REIT	83,030	2,231,016
Maguire Properties, Inc., REIT (a)	146,050	1,653,286
Medical Properties Trust, Inc., REIT (a)	176,622	1,949,907
Nationwide Health Properties, Inc., REIT	106,594	3,668,965
Post Properties, Inc., REIT	193,825	6,095,796
ProLogis, REIT	464,640	20,007,398
Public Storage, Inc., REIT	110,150	9,728,448
Regency Centers Corp., REIT	198,130	12,278,116
Saul Centers, Inc., REIT	18,450	843,534
Senior Housing Properties Trust, REIT	280,795	6,087,636
Simon Property Group, Inc., REIT	249,190	23,643,147
SL Green Realty Corp., REIT	4,300	369,800
Starwood Hotels & Resorts Worldwide, Inc.	41,339	1,498,539
Taubman Centers, Inc., REIT	140,000	6,795,600
The Macerich Company, REIT	80,650	4,994,655
Ventas, Inc., REIT	290,071	13,175,025
Vornado Realty Trust, REIT	173,526	17,258,896
		243,130,314
TOTAL COMMON STOCKS (Cost $646,626,888)		$588,130,592

CONVERTIBLE BONDS - 0.02%

Germany - 0.02%
Colonia Real Estate AG, Series COLO
1.875% due 12/07/2011 EUR	167,300	136,700
TOTAL CONVERTIBLE BONDS (Cost $222,952)		$136,700

SHORT TERM INVESTMENTS - 2.51%
John Hancock Cash Investment Trust, 2.5657% (c)(i)	$15,269,623	$15,269,623
TOTAL SHORT TERM INVESTMENTS (Cost $15,269,623)		$15,269,623

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

 PORTFOLIO OF INVESTMENTS — August 31, 2008
(showing percentage of total net assets)

Global Real Estate Fund (continued)
	Shares or Principal Amount	Value
REPURCHASE AGREEMENTS - 0.64%
Repurchase Agreement with State Street Corp. dated 08/29/2008 at 1.70% to be repurchased at $3,863,730 on 09/02/2008, collateralized by $3,885,000 Federal Farm Credit Bank, 5.375% due 03/11/2019 (valued at $3,943,275, including interest)	$3,863,000	$3,863,000
TOTAL REPURCHASE AGREEMENTS (Cost $3,863,000)		$3,863,000

Total Investments (Global Real Estate Fund) (Cost $665,982,463) - 99.98%		$607,399,915

Other Assets in Excess of Liabilities - 0.02%		120,851

TOTAL NET ASSETS - 100.00%		$607,520,766

The portfolio had the following four top industry concentrations as of August 31, 2008 (as a percentage of total net assets):

Real Estate	94.78%
Building Materials & Construction	1.11%
Investment Companies	0.66%
Hotels & Restaurants	0.26%

High Income Fund
	Shares or Principal Amount	Value
CORPORATE BONDS - 63.51%

Advertising - 2.48%
R.H. Donnelley Corp.
6.875% due 01/15/2013	$385,000	$211,750
8.875% due 10/15/2017	5,910,000	3,043,650
R.H. Donnelley Corp., Series A-1
6.875% due 01/15/2013	2,890,000	1,575,050
R.H. Donnelley Corp., Series A-3
8.875% due 01/15/2016	6,651,000	3,491,775
Vertis, Inc.
9.75% due 04/01/2009	3,108,000	2,579,640
10.875% due 06/15/2009	2,785,000	215,838
		11,117,703

Air Travel - 4.67%
Alaska Airlines, Inc., Series D
9.50% due 04/12/2012	95,227	97,845
American Airlines, Inc., Series 90-K
9.93% due 06/15/2010	512,000	443,520
American Airlines, Inc., Series 91B2
10.32% due 07/30/2014 (h)	971,425	743,140
AMR Corp., MTN, Series B
10.40% due 03/10/2011	4,500,000	3,240,000
Continental Airlines, Inc.
5.00% due 06/15/2023	4,975,000	5,132,111
Delta Air Lines, Inc., Series 01-1
7.711% due 03/18/2013	4,390,000	3,533,950
Gol Finance
8.75% due 12/31/2049 (h)	3,470,000	2,186,100

High Income Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Air Travel (continued)
Northwest Airlines
zero coupon due 01/16/2017	$4,470,000	$22,350
6.625% due 02/15/2023	15,690,000	78,450
7.625% due 11/15/2023	8,745,000	43,725
8.70% due 03/15/2049	2,055,000	10,275
8.875% due 06/01/2049	6,360,000	31,800
9.875% due 03/15/2037	7,045,000	35,225
10.00% due 02/01/2009	3,115,000	15,575
US Airways Group, Inc.
7.00% due 09/30/2020	5,920,000	5,291,296
		20,905,362

Auto Parts - 3.84%
Allison Transmission, Inc.
11.00% due 11/01/2015 (h)	7,840,000	7,212,800
11.25% due 11/01/2015 (h)	9,805,000	8,726,450
Tenneco Automotive, Inc.
8.625% due 11/15/2014	1,485,000	1,262,250
		17,201,500

Broadcasting - 8.19%
Canadian Satellite Radio Holdings, Inc.
12.75% due 02/15/2014	4,045,000	3,407,912
Canadian Satellite Radio Holdings, Inc., ADR
8.00% due 09/10/2014	1,700,000	1,280,844
Sirius Satellite Radio, Inc.
9.625% due 08/01/2013	7,152,000	5,596,440
XM Satellite Radio Holdings, Inc.
7.00% due 12/01/2014 (h)	7,275,000	7,275,000
13.00% due 08/01/2013	21,680,000	19,078,400
		36,638,596

Building Materials & Construction - 0.23%
Odebrecht Overseas, Ltd.
9.625% due 12/31/2049	1,006,000	1,021,090

Business Services - 0.24%
Allied Security Escrow Corp.
11.375% due 07/15/2011	276,000	291,525
MSX International UK
12.50% due 04/01/2012 (h)	1,185,000	805,800
		1,097,325

Cable & Television - 6.96%
Adelphia Communications Corp.
7.75% due 01/15/2009	3,000,000	251,250
9.875% due 03/01/2049	1,965,000	164,569
10.25% due 11/01/2049	985,000	82,494
CCH I Holdings LLC
11.125% due 01/15/2014	2,830,000	1,415,000
CCH II LLC / CCH II Capital Corp.
10.25% due 10/01/2013 (h)	1,449,000	1,285,987
Century Communications
8.375% due 12/15/2049	1,000,000	100
Charter Communications Holdings I LLC
9.92% due 04/01/2014	8,035,000	3,977,325
10.00% due 05/15/2014	3,980,000	1,970,100
11.75% due 05/15/2014	3,510,000	1,877,850
12.125% due 01/15/2015	2,925,000	1,579,500

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

 PORTFOLIO OF INVESTMENTS — August 31, 2008
(showing percentage of total net assets)

High Income Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Cable & Television (continued)
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp.
11.00% due 10/01/2015	$13,145,000	$10,088,787
Charter Communications Holdings LLC
8.75% due 11/15/2013	2,845,000	2,681,412
Charter Communications, Inc.
10.875% due 09/15/2014	2,680,000	2,814,000
Shaw Communications, Inc.
8.25% due 04/11/2010	18,000	18,473
Young Broadcasting, Inc.
10.00% due 03/01/2011	8,135,000	2,928,600
		31,135,447

Cellular Communications - 2.80%
American Tower Corp.
5.00% due 02/15/2010	441,000	445,891
Centennial Communications Corp.
8.5413% due 01/01/2013 (b)	600,000	597,000
10.00% due 01/01/2013	3,475,000	3,614,000
Cricket Communications, Inc.
9.375% due 11/01/2014	4,400,000	4,361,500
MetroPCS Wireless, Inc.
9.25% due 11/01/2014	3,565,000	3,533,806
		12,552,197

Chemicals - 1.92%
American Pacific Corp.
9.00% due 02/01/2015	7,225,000	7,008,250
Tronox Worldwide LLC
9.50% due 12/01/2012	3,255,000	1,578,675
		8,586,925

Containers & Glass - 2.32%
BWAY Corp.
10.00% due 10/15/2010	755,000	751,225
Graphic Packaging International Corp.
9.50% due 08/15/2013	4,910,000	4,615,400
Pliant Corp.
11.125% due 09/01/2009	552,000	405,720
11.85% due 06/15/2009	958,910	896,581
Smurfit-Stone Container Enterprises, Inc.
8.00% due 03/15/2017	4,210,000	3,368,000
US Corrugated, Inc.
10.00% due 06/12/2013	460,000	331,200
		10,368,126

Drugs & Health Care - 0.68%
Duane Reade, Inc.
9.75% due 08/01/2011	3,450,000	3,053,250

Electrical Utilities - 3.10%
CMS Energy Corp.
8.50% due 04/15/2011	37,000	38,910
Orion Power Holdings, Inc.
12.00% due 05/01/2010	2,945,000	3,180,600
Texas Competitive Electric Holdings Company LLC
10.25% due 11/01/2015 (h)	10,680,000	10,653,300
		13,872,810

High Income Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Electronics - 0.61%
Muzak LLC/Muzak Finance Corp.
9.875% due 03/15/2009	$919,000	$813,315
10.00% due 02/15/2009	2,170,000	1,923,162
		2,736,477

Energy - 0.52%
Exide Technologies, Series B
11.50% due 03/15/2013	2,430,000	2,308,500

Financial Services - 0.49%
TAM Capital, Inc.
7.375% due 04/25/2017	2,090,000	1,630,200
Ucar Finance, Inc.
10.25% due 02/15/2012	564,000	580,920
		2,211,120

Food & Beverages - 1.12%
ASG Consolidated LLC/ASG Finance, Inc. zero coupon, step up to 11.50% on
11/01/2008 due 11/01/2011	4,360,000	4,011,200
Dole Food Company, Inc.
7.25% due 06/15/2010	1,100,000	1,017,500
		5,028,700

Healthcare Products - 0.07%
Inverness Medical Innovations, Inc.
9.0925% due 06/26/2015 (b)	320,000	298,000

Holdings Companies/Conglomerates - 0.63%
UAL Corp.
4.50% due 06/30/2021 (h)	5,080,000	2,829,916

Homebuilders - 0.01%
Meritage Homes Corp.
7.00% due 05/01/2014	18,000	14,310
Standard Pacific Corp.
6.50% due 10/01/2008	37,000	36,723
		51,033

Hotels & Restaurants - 0.20%
Buffalo Thunder Development Authority
9.375% due 12/15/2014 (h)	1,595,000	893,200

Household Products - 0.73%
Yankee Acquisition Corp., Series B
8.50% due 02/15/2015	4,225,000	3,253,250

Insurance - 0.45%
MBIA Insurance Company
14.00% due 01/15/2033 (b)(h)	2,515,000	2,037,150

International Oil - 0.35%
Dominion Petroleum Acquisitions
10.00% due 10/01/2011	1,685,000	1,576,823

Leisure Time - 9.54%
Fontainebleau Las Vegas Holdings
10.25% due 06/15/2015 (h)	7,355,000	3,475,237
Fontainebleau Senior Note
12.50% due 06/01/2022	3,269,300	1,219,449
Greektown Holdings LLC
10.75% due 12/01/2013 (h)	6,854,000	5,174,770
Indianapolis Downs Capital LLC
11.00% due 11/01/2012 (h)	1,110,000	882,450

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

 PORTFOLIO OF INVESTMENTS — August 31, 2008
(showing percentage of total net assets)

High Income Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Leisure Time (continued)
Isle of Capri Casinos, Inc.
7.00% due 03/01/2014	$14,751,000	$10,546,965
Jacobs Entertainment, Inc.
9.75% due 06/15/2014	1,800,000	1,278,000
Little Traverse Bay Bands of Odawa Indians
10.25% due 02/15/2014 (h)	3,150,000	2,622,375
Majestic Star Casino LLC
9.50% due 10/15/2010	5,910,000	3,575,550
9.75% due 01/15/2011	4,515,000	462,787
Marquee Holdings, Inc.
9.505 due 08/15/2014	820,000	651,900
Mashantucket Western Pequot Tribe
8.50% due 11/15/2015 (h)	4,740,000	3,460,200
MTR Gaming Group, Inc., Series B
9.00% due 06/01/2012	2,720,000	2,237,200
9.75% due 04/01/2010	95,000	92,387
Seminole Hard Rock Entertainment, Inc.
5.2762% due 03/15/2014 (b)(h)	805,000	644,000
Travelport LLC
11.875% due 09/01/2016	715,000	538,038
Trump Entertainment Resorts, Inc.
8.50% due 06/01/2015	12,695,000	5,807,963
		42,669,271

Manufacturing - 0.55%
Sequa Corp.
11.75% due 12/01/2015 (h)	955,000	840,400
Vitro SAB de CV
9.125% due 02/01/2017	2,075,000	1,608,125
		2,448,525

Metal & Metal Products - 2.47%
Blaze Recycling & Metals LLC
10.875% due 07/15/2012 (h)	705,000	713,812
CII Carbon LLC
11.125% due 11/15/2015 (h)	10,510,000	10,352,350
		11,066,162

Mining - 0.09%
Drummond Company, Inc.
7.375% due 02/15/2016 (h)	470,000	414,775

Paper - 1.23%
Abitibi-Consolidated Company of Canada
6.00% due 06/20/2013	1,620,000	656,100
7.75% due 06/15/2011	2,051,000	943,460
8.375% due 04/01/2015	2,850,000	1,168,500
13.75% due 04/01/2011 (h)	385,000	404,250
15.50% due 07/15/2010 (h)	360,000	271,800
Abitibi-Consolidated, Inc.
7.40% due 04/01/2018	500,000	185,000
7.50% due 04/01/2028	347,000	122,317
Jefferson Smurfit Corp.
8.25% due 10/01/2012	740,000	643,800
Newark Group, Inc.
9.75% due 03/15/2014	1,581,000	766,785
Norske Skog Canada, Ltd.
7.375% due 03/01/2014	441,000	309,803
Pope & Talbot, Inc.
8.375% due 06/01/2013	400,000	4,000

High Income Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Paper (continued)
Pope & Talbot, Inc. (continued)
8.375% due 06/01/2013	$1,800,000	$18,000
		5,493,815

Publishing - 2.35%
Idearc, Inc.
8.00% due 11/15/2016	17,025,000	7,703,813
Quebecor World Capital Corp.
6.125% due 11/15/2013	3,255,000	1,163,662
8.75% due 03/15/2016 (h)	560,000	247,800
Quebecor World, Inc.
9.75% due 01/15/2015 (h)	3,155,000	1,419,750
		10,535,025

Real Estate - 0.07%
Realogy Corp.
10.50% due 04/15/2014	505,000	297,950

Retail - 0.74%
Eye Care Centers of America
10.75% due 02/15/2015	1,545,000	1,593,281
Jo-Ann Stores, Inc.
7.50% due 03/01/2012	1,099,000	1,031,687
Steinway Musical Instruments, Inc.
7.00% due 03/01/2014 (h)	745,000	666,775
		3,291,743

Telecommunications Equipment & Services - 1.61%
Digicel Group, Ltd.
8.875% due 01/15/2015 (h)	3,815,000	3,581,522
Mobile Satellite Ventures LP
zero coupon, Step up to 14.00% on 04/01/2010 due 04/01/2013 (h)	1,190,000	731,850
Terrestar Networks, Inc., PIK
15.00% due 02/15/2014 (h)	1,323,557	1,019,139
West Corp.
11.00% due 10/15/2016	2,365,000	1,850,612
		7,183,123

Tobacco - 1.47%
Alliance One International, Inc.
11.00% due 05/15/2012	2,150,000	2,187,625
12.75% due 11/15/2012	2,330,000	2,353,300
North Atlantic Trading Company
10.00% due 03/01/2012 (h)	2,626,750	2,022,597
		6,563,522

Travel Services - 0.78%
Travelport LLC
9.875% due 09/01/2014	4,250,000	3,474,375
TOTAL CORPORATE BONDS (Cost $350,739,465)		$284,212,786

CONVERTIBLE BONDS - 4.38%

Air Travel - 3.58%
AMR Corp.
4.50% due 02/15/2024	4,683,000	4,384,459
Pinnacle Airlines Corp.
3.25% due 02/15/2025	1,535,000	1,074,193

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

 PORTFOLIO OF INVESTMENTS — August 31, 2008
(showing percentage of total net assets)

High Income Fund (continued)
	Shares or Principal Amount	Value
CONVERTIBLE BONDS (continued)

Air Travel (continued)
UAL Corp.
4.50% due 06/30/2021	$18,926,000	$10,543,107
		16,001,759

Broadcasting - 0.75%
XM Satellite Radio Holdings, Inc.
10.00% due 12/01/2009	3,585,000	3,347,142

Cable & Television - 0.05%
Charter Communications, Inc.
6.50% due 10/01/2027	604,000	237,339
TOTAL CONVERTIBLE BONDS (Cost $25,192,179)		$19,586,240

COLLATERALIZED MORTGAGE OBLIGATIONS - 3.94%
Countrywide Alternative Loan Trust, Series
2007-OA9, Class B1
4.22% due 06/25/2047 (b)(h)	1,076,122	34,974
Countrywide Alternative Loan Trust, Series
2007-OA9, Class B2
4.22% due 06/25/2047 (b)(h)	320,555	7,213
Countrywide Alternative Loan Trust, Series
2007-OA9, Class B3
4.22% due 06/25/2047 (b)(h)	607,894	1,520
Countrywide Alternative Loan Trust, Series
2007-OA9, Class XP
3.8634% IO due 06/25/2047	50,423,867	2,592,105
DSLA Mortgage Loan Trust, Series 2005-AR5, Class X2
2.764% IO due 08/19/2045	53,479,697	1,570,966
Global Tower Partners Acquisition LLC, Series 2007-1A, Class G
7.8737% due 05/15/2037 (h)	515,000	461,468
GS Mortgage Securities Corp., Series 2006-NIM3, Class OS
zero coupon due 10/26/2037	5,000	662,500
Harborview Mortgage Loan Trust, Series
2006-BU1, Class R
zero coupon due 02/19/2046	186,595,756	7,000,009
Harborview Mortgage Loan Trust,
Series 2007-3, Class ES
0.35% IO due 05/19/2047	70,727,397	442,046
Harborview Mortgage Loan Trust,
Series 2007-4, Class ES
0.35% IO due 07/19/2047	71,277,122	467,756
Harborview Mortgage Loan Trust,
Series 2007-6, Class ES
0.3425% IO due 08/19/2037 (h)	49,603,522	310,022
Lehman XS Net Interest Margin Notes, Series 2007-GPM8, Class A3
9.00% due 01/28/2047 (h)	317,665	215,059
Lehman XS Net Interest Margin Notes, Series 2007-GPM8, Class A4
9.00% due 01/28/2047 (h)	470,000	50,525
SBA CMBS Trust, Series 2006-1A, Class H
7.389% due 11/15/2036 (h)	1,750,000	1,676,035
SBA CMBS Trust, Series 2006-1A, Class J
7.825% due 11/15/2036 (h)	1,325,000	1,212,841

High Income Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-AR19, Class B1
3.1719% due 12/25/2045 (b)	$3,024,308	$943,912
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $20,897,800)		$17,648,951

ASSET BACKED SECURITIES - 0.76%
DB Master Finance LLC, Series 2006-1, Class-M1
8.285% due 06/20/2031 (h)	1,525,000	1,163,773
Dominos Pizza Master Issuer LLC, Series 2007-1, Class M1
7.629% due 04/25/2037 (h)	3,560,000	2,225,000
TOTAL ASSET BACKED SECURITIES (Cost $5,099,919)		$3,388,773

COMMON STOCKS - 10.02%

Air Travel - 4.26%
Northwest Airlines *	1,690,612	16,534,185
UAL Corp. *	47,000	522,170
US Airways Group, Inc. *	234,532	1,991,177
		19,047,532

Auto Parts - 0.11%
Federal Mogul Corp. *	31,002	506,883

Broadcasting - 1.71%
Canadian Satellite Radio Holdings, Inc. *	584,572	2,009,501
Sirius XM Radio, Inc. *	4,226,931	5,621,818
		7,631,319

Cable & Television - 2.70%
Adelphia Recovery Trust, Series ACC-1 *	5,806,367	188,707
Adelphia Recovery Trust, Series Arahova *	424,949	148,732
Canadian Satellite Radio Holdings, Series A *	19,442	66,833
Charter Communications, Inc., Class A *	414,100	434,805
Comcast Corp., Special Class A	347,333	7,342,620
Time Warner Cable, Inc. *	145,469	3,891,296
		12,072,993

Cellular Communications - 0.25%
USA Mobility, Inc. *	100,901	1,137,154

Commercial Services - 0.04%
Paragon Shipping, Inc. * (h)	12,000	181,920

Forest Products - 0.03%
Tembec, Inc. *	52,800	137,743

International Oil - 0.24%
Dominion Petroleum, Ltd., GDR *	3,840,994	1,085,242

Leisure Time - 0.05%
Fontainebleau Resorts LLC, Class A *	65,203	215,170

Telephone - 0.63%
Sprint Nextel Corp.	321,650	2,804,788
TOTAL COMMON STOCKS (Cost $67,662,106)		$44,820,744

PREFERRED STOCKS - 4.52%

Air Travel - 2.67%
Continental Airlines Finance Trust II, 6.00%	497,759	11,939,994

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

 PORTFOLIO OF INVESTMENTS — August 31, 2008
(showing percentage of total net assets)

High Income Fund (continued)
	Shares or Principal Amount	Value
PREFERRED STOCKS (continued)

Cellular Communications - 0.70%
Rural Cellular Corp., 12.25%	2,254	$3,147,711

Containers & Glass - 0.01%
Pliant Corp., Series AA, 13.00% *	685	41,785

Financial Services - 1.14%
CIT Group, Inc., 7.75% *	86,874	1,002,526
iStar Financial, Inc., Series E, 7.875%	190,000	2,433,900
iStar Financial, Inc., Series G, 7.65%	11,455	131,160
iStar Financial, Inc., Series I, 7.50%	139,000	1,556,800
		5,124,386
TOTAL PREFERRED STOCKS (Cost $19,995,108)		$20,253,876

TERM LOANS - 9.34%

Air Travel - 4.60%
Delta Airlines, Inc.
4.344% due 04/30/2012 (b)	1,544,400	1,291,504
5.7125% due 04/30/2014 (b)(l)	6,977,481	5,037,323
Northwest Airlines
4.811% due 08/21/2013 (l)	2,230,000	1,841,155
US Airways Group, Inc.
4.9625% due 03/26/2014 (b)(l)	17,877,000	12,435,777
		20,605,759

Broadcasting - 0.07%
Sirius Satellite Radio, Inc.
4.9375% due 12/20/2012 (b)	332,488	297,576

Forest Products - 0.04%
Tembec, Inc.
9.4631% due 02/28/2012 (b)	180,000	166,725

Leisure Time - 0.16%
East Valley Tourist Development
9.94% due 08/06/2012 (b)	765,000	734,400

Medical-Hospitals - 0.57%
Ralin Medical, Inc. zero coupon due 11/21/2037	170	2,550,000

Newspapers - 0.30%
Star Tribune Corp.
5.0506% due 03/01/2014 (b)	2,834,125	1,133,650
10.83% due 03/01/2015 (b)(l)	3,880,000	194,000
		1,327,650

Paper - 0.08%
AbitibiBowater, Inc.
11.50% due 03/31/2009 (b)	338,226	337,699

Publishing - 1.14%
Idearc, Inc.
4.47% due 04/11/2017 (b)	7,297,633	5,112,503

Real Estate - 0.25%
Realogy Corp.
5.4619% due 10/10/2013 (b)	1,485,000	1,113,750

Trucking & Freight - 2.13%
Saint Acquisition Corp.
6.0625% due 05/06/2014 (b)(l)	12,800,000	9,536,000
TOTAL TERM LOANS (Cost $46,828,416)		$41,782,062

High Income Fund (continued)
	Shares or Principal Amount	Value
OPTIONS - 1.16%

Air Travel - 0.66%
Delta Airlines, Inc.
Expiration 01/16/2010 at $5.00	350,000	$1,802,500
Expiration 01/16/2010 at $7.50	150,000	630,000
Expiration 01/16/2010 at $10.00	150,000	510,000
		2,942,500

Call Options - 0.50%
Comcast Corp.
Expiration 01/16/2010 at $15.00	43,700	327,750
Expiration 01/16/2010 at $20.00	161,500	646,000
Expiration 01/16/2010 at $25.00	8,450,000	169,000
Over The Counter Purchase Call on the USD vs. CAD
Expiration 04/20/2010 at $1.30	98,000,000	558,306
Expiration 04/01/2010 at $1.30	98,000,000	558,306
		2,259,362
TOTAL OPTIONS (Cost $5,566,002)		$5,201,862

SHORT TERM INVESTMENTS - 4.17%
Federal Home Loan Bank Discount Notes
zero coupon due 09/02/2008	$18,400,000	$18,399,003
Quebecor World Capital Corp.
zero coupon due 11/15/2008	365,000	251,314
TOTAL SHORT TERM INVESTMENTS (Cost $18,650,317)		$18,650,317

Total Investments (High Income Fund) (Cost $560,631,312) - 101.80%		$455,545,611

Liabilities in Excess of Other Assets - (1.80)%		(8,074,182)

TOTAL NET ASSETS - 100.00%		$447,471,429

High Yield Fund
	Shares or Principal Amount		Value
FOREIGN GOVERNMENT OBLIGATIONS - 3.16%

Argentina - 0.09%
Republic of Argentina
1.00% due 12/15/2035 (b)	ARS	1,938,355	$57,230
1.00% due 10/30/2009		175,000,000	28,215
1.2621% due 12/15/2035 (b)	EUR	587,000	64,415
1.3182% due 12/15/2035 (b)		$48,000	4,704
7.00% due 09/12/2013		751,000	563,250
9.00% due 05/26/2009	EUR	100,000	33,742
11.75% due 05/20/2011		2,425,000	418,363
11.75% due 11/13/2026		1,800,000	297,063
			1,466,982

Brazil - 1.03%
Federative Republic of Brazil
6.00% due 05/15/2017	BRL	2,852,000	2,801,817
10.00% due 01/01/2012		5,845,000	3,284,291
10.00% due 07/01/2010		17,039,000	9,906,506
10.00% due 01/01/2010		1,000	591
			15,993,205

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

 PORTFOLIO OF INVESTMENTS — August 31, 2008
(showing percentage of total net assets)

High Yield Fund (continued)
	Shares or Principal Amount		Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)

Ecuador - 0.13%
Republic of Ecuador
9.375% due 12/15/2015		$60,000	$58,437
10.00% due 08/15/2030		2,222,000	1,966,470
			2,024,907

Indonesia - 0.29%
Republic of Indonesia
9.75% due 05/15/2037	IDR	11,122,000,000	953,955
10.25% due 07/15/2027		9,327,000,000	854,341
10.25% due 07/15/2022		14,706,000,000	1,386,739
11.00% due 09/15/2025		12,836,000,000	1,258,183
			4,453,218

Panama - 0.18%
Republic of Panama
9.375% due 04/01/2029		$2,150,000	2,843,375

Peru - 0.12%
Republic of Peru
6.55% due 03/14/2037		648,000	664,200
7.35% due 07/21/2025		77,000	86,240
8.75% due 11/21/2033		862,000	1,114,135
			1,864,575

Turkey - 0.80%
Republic of Turkey
6.875% due 03/17/2036		10,496,000	9,774,400
7.00% due 06/05/2020		146,000	145,818
7.00% due 09/26/2016		535,000	547,706
7.375% due 02/05/2025		1,929,000	1,945,879
			12,413,803

Venezuela - 0.52%
Republic of Venezuela
5.75% due 02/26/2016		4,667,000	3,605,258
7.65% due 04/21/2025		949,000	723,612
8.50% due 10/08/2014		339,000	315,270
9.375% due 01/13/2034		1,588,000	1,381,560
10.75% due 09/19/2013		1,952,000	2,000,800
			8,026,500
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $51,188,206)			$49,086,565

CORPORATE BONDS - 85.92%

Advertising - 0.13%
R.H. Donnelley Corp., Series A-1
6.875% due 01/15/2013		510,000	277,950
R.H. Donnelley Corp., Series A-2
6.875% due 01/15/2013		355,000	195,250
R.H. Donnelley Corp., Series A-3
8.875% due 01/15/2016		1,960,000	1,029,000
R.H. Donnelley, Inc.
11.75% due 05/15/2015		680,000	499,800
			2,002,000

Aerospace - 0.59%
BE Aerospace, Inc.
8.50% due 07/01/2018		3,690,000	3,846,825

High Yield Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Aerospace (continued)
DRS Technologies, Inc.
6.625% due 02/01/2016	$5,205,000	$5,361,150
		9,207,975

Air Travel - 0.92%
Continental Airlines, Inc.
6.541% due 09/15/2009	74,708	65,743
Continental Airlines, Inc., Series C
7.339% due 04/19/2014	4,060,000	3,045,000
DAE Aviation Holdings, Inc.
11.25% due 08/01/2015 (h)	11,600,000	11,194,000
		14,304,743

Airlines - 0.14%
Delta Air Lines, Inc.
8.954% due 08/10/2014	3,107,498	2,175,249

Aluminum - 0.61%
Novelis, Inc.
7.25% due 02/15/2015	10,236,000	9,493,890

Apparel & Textiles - 0.12%
Oxford Industries, Inc.
8.875% due 06/01/2011	1,925,000	1,872,062

Auto Parts - 1.42%
Allison Transmission, Inc.
11.00% due 11/01/2015 (a)(h)	2,790,000	2,566,800
11.25% due 11/01/2015 (h)	5,490,000	4,886,100
Keystone Automotive Operations, Inc.
9.75% due 11/01/2013	5,020,000	2,033,100
Visteon Corp.
8.25% due 08/01/2010	6,389,000	5,398,705
12.25% due 12/31/2016 (h)	10,525,000	7,209,625
		22,094,330

Auto Services - 1.51%
Ashtead Holdings PLC
8.625% due 08/01/2015 (h)	1,505,000	1,339,450
AutoNation, Inc.
4.7906% due 04/15/2013 (b)	2,430,000	2,004,750
7.00% due 04/15/2014	515,000	445,475
Hertz Corp.
10.50% due 01/01/2016	15,005,000	13,241,912
Penhall International Corp.
12.00% due 08/01/2014 (h)	8,930,000	6,429,600
		23,461,187

Automobiles - 1.12%
Ford Motor Company
7.45% due 07/16/2031	2,355,000	1,212,825
General Motors Corp.
7.20% due 01/15/2011	7,950,000	5,107,875
8.375% due 07/15/2033	22,305,000	11,040,975
		17,361,675

Banking - 1.71%
ATF Capital BV
9.25% due 02/21/2014 (h)	7,890,000	7,791,375
HSBC Bank PLC, Series E, MTN
7.00% due 11/01/2011	588,536	522,406
HSBC Bank USA, BKNT
7.00% due 11/01/2011 (b)(h)	257,513	264,878

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

 PORTFOLIO OF INVESTMENTS — August 31, 2008
(showing percentage of total net assets)

High Yield Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Banking (continued)
HSBC Bank USA, BKNT (continued)
7.00% due 11/01/2011 (b)(h)	$247,828	$250,058
HSBK Europe BV
7.25% due 05/03/2017 (h)	7,660,000	6,338,650
9.25% due 10/16/2013 (h)	530,000	507,475
ICICI Bank, Ltd.
6.375% due 04/30/2022 (b)(h)	1,864,000	1,564,506
6.375% due 04/30/2022 (b)	1,573,000	1,335,980
RSHB Capital SA for OJSC Russian Agricultural Bank
6.299% due 05/15/2017 (h)	944,000	838,272
7.125% due 01/14/2014 (h)	1,180,000	1,149,674
7.175% due 05/16/2013 (h)	1,069,000	1,047,727
TuranAlem Finance BV
8.25% due 01/22/2037 (h)	4,265,000	3,017,488
8.25% due 01/22/2037	2,738,000	1,937,135
		26,565,624

Broadcasting - 0.10%
CMP Susquehanna Corp.
9.875% due 05/15/2014	2,405,000	1,503,125

Building Materials & Construction - 2.37%
Associated Materials, Inc.
zero coupon, Step up to 11.25% on 03/01/2009 due 03/01/2014	9,385,000	6,287,950
9.75% due 04/15/2012	7,465,000	7,446,337
K Hovnanian Enterprises, Inc.
8.625% due 01/15/2017	820,000	541,200
11.50% due 05/01/2013 (h)	8,490,000	8,670,413
Nortek, Inc.
10.00% due 12/01/2013 (h)	4,700,000	4,394,500
NTK Holdings, Inc.
zero coupon due 03/01/2014	10,270,000	4,313,400
Odebrecht Finance, Ltd.
7.50% due 10/18/2017 (h)	5,200,000	5,200,000
		36,853,800

Business Services - 2.18%
Affinion Group, Inc.
10.125% due 10/15/2013	1,045,000	1,029,325
11.50% due 10/15/2015	9,350,000	9,116,250
Allied Security Escrow Corp.
11.375% due 07/15/2011	8,271,000	8,736,244
Ceridian Corp., PIK
12.25% due 11/15/2015 (h)	4,200,000	3,732,750
Sungard Data Systems, Inc.
9.125% due 08/15/2013	3,826,000	3,883,390
10.25% due 08/15/2015	6,850,000	6,901,375
U.S. Investigations Services, Inc.
10.50% due 11/01/2015 (h)	620,000	551,800
		33,951,134

Cable & Television - 3.17%
Cablevision Systems Corp., Series B
7.1325% due 04/01/2009 (b)	500,000	502,500
8.00% due 04/15/2012	270,000	267,300
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp.
11.00% due 10/01/2015	24,014,000	18,430,745

High Yield Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Cable & Television (continued)
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp.
10.25% due 10/01/2013	$3,448,000	$3,085,960
Charter Communications Holdings LLC
11.75 due 05/15/2011	1,755,000	1,158,300
12.125 due 01/15/2012	1,840,000	1,214,400
Charter Communications, Inc.
10.875% due 09/15/2014	9,670,000	10,153,500
CSC Holdings, Inc.
6.75% due 04/15/2012	2,550,000	2,486,250
8.50% due 06/15/2015 (h)	2,720,000	2,733,600
CSC Holdings, Inc., Series B
7.625% due 04/01/2011	780,000	783,900
8.125% due 08/15/2009	2,715,000	2,755,725
8.125% due 07/15/2009	470,000	476,462
DirecTV Holdings LLC
8.375% due 03/15/2013	1,990,000	2,059,650
Echostar DBS Corp.
7.75% due 05/31/2015	3,300,000	3,151,500
		49,259,792

Cellular Communications - 1.96%
ALLTEL Communications, Inc., PIK
10.375% due 12/01/2017 (h)	3,940,000	4,531,000
America Movil SAB de CV
5.625% due 11/15/2017	1,410,000	1,366,709
MetroPCS Wireless, Inc.
9.25% due 11/01/2014	1,840,000	1,823,900
Rural Cellular Corp.
5.6819% due 06/01/2013 (b)	3,260,000	3,325,200
9.875% due 02/01/2010	840,000	861,000
True Move Company, Ltd.
10.75% due 12/16/2013 (h)	18,540,000	14,739,300
10.75% due 12/16/2013	700,000	538,884
UBS Luxembourg SA for OJSC Vimpel Communications
8.25% due 05/23/2016	3,600,000	3,325,500
		30,511,493

Chemicals - 0.91%
Georgia Gulf Corp.
10.75% due 10/15/2016	11,690,000	5,728,100
Huntsman International LLC
7.875% due 11/15/2014	1,975,000	1,836,750
Methanex Corp.
8.75% due 08/15/2012	3,615,000	3,795,750
Montell Finance Company BV
8.10% due 03/15/2027 (h)	4,155,000	2,119,050
Westlake Chemical Corp.
6.625% due 01/15/2016	800,000	680,000
		14,159,650

Coal - 0.30%
International Coal Group, Inc.
10.25% due 07/15/2014	4,650,000	4,719,750

Commercial Services - 1.91%
American Achievement Corp.
8.25% due 04/01/2012 (h)	695,000	681,100
DI Finance/DynCorp International
9.50% due 02/15/2013 (h)	5,880,000	5,850,600

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

 PORTFOLIO OF INVESTMENTS — August 31, 2008
(showing percentage of total net assets)

High Yield Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Commercial Services (continued)
DI Finance/DynCorp International LLC, Series B
9.50% due 02/15/2013	$10,434,000	$10,355,745
Rental Service Corp.
9.50% due 12/01/2014	7,685,000	6,148,000
Ticketmaster
10.75% due 08/01/2016 (h)	3,160,000	3,239,000
U.S Investigations Services, Inc.
11.75% due 05/01/2016 (h)	4,210,000	3,410,100
		29,684,545

Computers & Business Equipment - 0.26%
Activant Solutions, Inc.
9.50% due 05/01/2016	5,445,000	4,110,975

Construction & Mining Equipment - 0.08%
Terex Corp.
7.375% due 01/15/2014	1,260,000	1,241,100

Construction Materials - 0.05%
Nortek, Inc.
8.50% due 09/01/2014	1,400,000	854,000

Containers & Glass - 1.24%
Berry Plastics Holding Corp.
10.25% due 03/01/2016	2,050,000	1,435,000
Graham Packaging Company
9.875% due 10/15/2014	3,310,000	2,904,525
Graphic Packaging International Corp.
9.50% due 08/15/2013	8,335,000	7,834,900
Greif, Inc.
6.75% due 02/01/2017	4,185,000	4,059,450
Plastipak Holdings, Inc.
8.50% due 12/15/2015 (h)	1,790,000	1,485,700
Radnor Holdings Corp.
11.00% due 03/15/2010	2,350,000	2,937
Solo Cup Company
8.50% due 02/15/2014	1,740,000	1,531,200
		19,253,712

Correctional Facilities - 0.28%
Corrections Corp. of America
6.25% due 03/15/2013	3,725,000	3,650,500
6.75% due 01/31/2014	750,000	744,375
		4,394,875

Crude Petroleum & Natural Gas - 4.23%
Chesapeake Energy Corp.
6.25% due 01/15/2018	6,185,000	5,659,275
6.375% due 06/15/2015	815,000	757,950
6.50% due 08/15/2017	2,655,000	2,469,150
6.625% due 01/15/2016	1,000,000	937,500
7.00% due 08/15/2014	425,000	420,750
7.25% due 12/15/2018	6,265,000	6,108,375
Mariner Energy, Inc.
7.50% due 04/15/2013	1,820,000	1,701,700
8.00% due 05/15/2017	1,760,000	1,610,400
OPTI Canada, Inc.
7.875% due 12/15/2014	1,435,000	1,418,856
8.25% due 12/15/2014	1,475,000	1,473,156
Parallel Petroleum Corp.
10.25% due 08/01/2014	4,600,000	4,485,000

High Yield Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Crude Petroleum & Natural Gas (continued)
PetroHawk Energy Corp.
7.875% due 06/01/2015 (h)	$1,390,000	$1,296,175
9.125% due 07/15/2013	3,125,000	3,109,375
Petrozuata Finance, Inc.
8.22% due 04/01/2017 (h)	216,850	224,981
8.22% due 04/01/2017	4,325,111	4,490,854
Quicksilver Resources, Inc.
7.125% due 04/01/2016	2,675,000	2,327,250
8.25% due 08/01/2015	415,000	401,513
SandRidge Energy, Inc.
8.00% due 06/01/2018 (h)	3,460,000	3,243,750
SandRidge Energy, Inc., PIK
8.625% due 04/01/2015 (h)	9,780,000	9,437,700
Southwestern Energy Company
7.50% due 02/01/2018 (h)	3,590,000	3,670,775
Turbo Beta, Ltd.
14.50% due 03/15/2015	7,694,596	7,521,468
W&T Offshore, Inc.
8.25% due 06/15/2014 (h)	3,320,000	2,988,000
		65,753,953

Domestic Oil - 1.21%
Exco Resources, Inc.
7.25% due 01/15/2011	8,815,000	8,726,850
Stone Energy Corp.
6.75% due 12/15/2014	3,855,000	3,296,025
Whiting Petroleum Corp.
7.00% due 02/01/2014	1,485,000	1,410,750
7.25% due 05/01/2012	5,595,000	5,399,175
		18,832,800

Educational Services - 0.42%
Education Management Corp.
10.25% due 06/01/2016	7,391,000	6,476,364

Electrical Utilities - 6.59%
AES Corp.
8.00% due 10/15/2017	5,570,000	5,486,450
8.00% due 06/01/2020 (h)	750,000	718,125
8.75% due 05/15/2013 (h)	62,000	64,170
8.875% due 02/15/2011	2,220,000	2,308,800
9.375% due 09/15/2010	5,000,000	5,250,000
Edison Mission Energy
7.20% due 05/15/2019	3,670,000	3,523,200
7.625% due 05/15/2027	5,510,000	4,972,775
7.75% due 06/15/2016	3,140,000	3,140,000
EEB International Ltd.
8.75% due 10/31/2014 (h)	5,250,000	5,584,688
Energy Future Holdings Corp.
11.25% due 11/01/2017 (h)	49,405,000	48,787,437
Ipalco Enterprises, Inc.
7.25% due 04/01/2016 (h)	835,000	837,088
Mirant Mid Atlantic LLC, Series C
10.06% due 12/30/2028	6,001,654	6,766,864
Orion Power Holdings, Inc.
12.00% due 05/01/2010	4,515,000	4,876,200

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

 PORTFOLIO OF INVESTMENTS — August 31, 2008
(showing percentage of total net assets)

High Yield Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Electrical Utilities (continued)
Texas Competitive Electric Holdings Company LLC, PIK
10.50% due 11/01/2016 (h)	$10,520,000	$10,072,900
		102,388,697

Electronics - 0.18%
L-3 Communications Corp.
7.625% due 06/15/2012	2,575,000	2,620,062
L-3 Communications Corp., Series B
6.375% due 10/15/2015	208,000	199,160
		2,819,222

Energy - 2.26%
Dynegy Holdings, Inc.
7.75% due 06/01/2019	11,010,000	10,156,725
Mirant North America LLC
7.375% due 12/31/2013	1,050,000	1,042,125
NRG Energy, Inc.
7.25% due 02/01/2014	3,720,000	3,668,850
7.375% due 02/01/2016	11,355,000	11,213,062
7.375% due 01/15/2017	2,805,000	2,741,888
Sonat, Inc.
7.625% due 07/15/2011	2,900,000	2,956,289
VeraSun Energy Corp.
9.375% due 06/01/2017	5,835,000	3,413,475
		35,192,414

Financial Services - 8.03%
AAC Group Holding Corp.
10.25 due 10/01/2012 (h)	240,000	228,000
AmeriCredit Corp.
8.50% due 07/01/2015 (a)	5,670,000	4,323,375
Capmark Financial Group, Inc.
5.875% due 05/10/2012	3,080,000	1,987,666
Citigroup, Inc.
8.40% due 04/29/2049 (b)	5,780,000	4,907,336
El Paso Performance-Linked Trust
7.75% due 07/15/2011 (h)	9,075,000	9,174,807
First Data Corp.
6.79% due 09/24/2015	7,650,000	5,967,000
Ford Motor Credit Company LLC
5.5381% due 01/13/2012 (b)	1,400,000	1,033,627
8.0262% due 06/15/2011 (b)	7,400,000	5,791,639
12.00% due 05/15/2015 (b)	35,210,000	29,783,892
General Motors Acceptance Corp.
6.875% due 08/28/2012	2,905,000	1,704,204
8.00% due 11/01/2031	20,850,000	11,245,427
Hawker Beechcraft Acquisition Company LLC
8.875% due 04/01/2015	14,580,000	14,543,550
9.75% due 04/01/2017	195,000	191,100
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC
7.3044% due 11/15/2014 (b)	2,215,000	1,688,937
JSG Funding PLC
7.75% due 04/01/2015	1,275,000	1,122,000
Leucadia National Corp.
8.125% due 09/15/2015	3,650,000	3,672,812
Lukoil International Finance BV, Series REGS
6.356% due 06/07/2017	3,110,000	2,783,450

High Yield Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Financial Services (continued)
Nell AF SARL
8.375% due 08/15/2015 (h)	$4,330,000	$2,554,700
Residential Capital LLC
8.50% due 05/15/2010 (h)	6,879,000	4,746,510
9.625% due 05/15/2015 (h)	10,892,000	3,594,360
SLM Corp., MTN
8.45% due 06/15/2018	9,550,000	8,757,102
TNK-BP Finance SA
6.625% due 03/20/2017 (h)	96,000	79,440
6.625% due 03/20/2017	1,870,000	1,593,820
7.50% due 07/18/2016 (h)	1,362,000	1,218,990
7.875% due 03/13/2018 (h)	2,340,000	2,088,450
		124,782,194

Food & Beverages - 0.61%
Dole Food Company, Inc.
7.25% due 06/15/2010	1,740,000	1,609,500
8.625% due 05/01/2009	3,575,000	3,530,312
8.75% due 07/15/2013	425,000	393,125
8.875% due 03/15/2011	4,325,000	3,957,375
		9,490,312

Funeral Services - 0.23%
Service Corp. International
6.75% due 04/01/2016	95,000	87,400
7.50% due 04/01/2027	2,655,000	2,170,463
7.625% due 10/01/2018	1,310,000	1,257,600
		3,515,463

Furniture & Fixtures - 0.75%
Norcraft Companies LP
9.00% due 11/01/2011	6,875,000	6,840,625
Norcraft Holdings Capital
zero coupon, Step up to 9.75% on 09/01/2008 due 09/01/2012	5,395,000	4,801,550
		11,642,175

Gas & Pipeline Utilities - 2.46%
Atlas Pipeline Partners LP
8.75% due 06/15/2018 (h)	5,290,000	5,157,750
Dynegy-Roseton Danskammer, Series B
7.67% due 11/08/2016	1,530,000	1,497,488
El Paso Corp.
7.375% due 12/15/2012	225,000	227,445
7.80% due 08/01/2031	6,395,000	6,315,062
7.875% due 06/15/2012 (a)	6,025,000	6,182,060
MarkWest Energy Partners LP/ MarkWest Energy Finance Corp.
8.75% due 04/15/2018 (h)	3,140,000	3,124,300
Targa Resources Partners LP
8.25% due 07/01/2016	1,040,000	946,400
Transcontinental Gas Pipe Line Corp.
8.875% due 07/15/2012	2,935,000	3,256,761
Williams Companies, Inc.
7.625% due 07/15/2019	3,050,000	3,187,250
7.875% due 09/01/2021	4,070,000	4,273,500
8.75% due 03/15/2032	3,550,000	3,993,750
		38,161,766

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

 PORTFOLIO OF INVESTMENTS — August 31, 2008
(showing percentage of total net assets)

High Yield Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Healthcare Products - 0.76%
Advanced Medical Optics, Inc.
7.50% due 05/01/2017	$2,805,000	$2,510,475
Biomet, Inc.
10.375% due 10/15/2017	3,930,000	4,126,500
11.625% due 10/15/2017	1,280,000	1,345,600
Leiner Health Products, Inc.
11.00% due 06/01/2012 []	14,530,000	726,500
Universal Hospital Services, Inc.
6.3025% due 06/01/2015 (b)	1,300,000	1,209,000
8.50% due 06/01/2015	1,855,000	1,845,725
		11,763,800

Healthcare Services - 1.94%
CRC Health Corp.
10.75% due 02/01/2016	6,865,000	5,286,050
DaVita, Inc.
6.625% due 03/15/2013	3,050,000	2,973,750
7.25% due 03/15/2015	4,215,000	4,146,506
U.S. Oncology Holdings, Inc., PIK
7.9494% due 03/15/2012	10,902,000	8,721,600
Vanguard Health Holding Company I LLC zero coupon, Step up to 11.25% on 10/01/2009 due 10/01/2015	2,035,000	1,826,413
Vanguard Health Holding Company II LLC
9.00% due 10/01/2014	7,300,000	7,172,250
		30,126,569

Holdings Companies/Conglomerates - 0.35%
Ashtead Capital, Inc.
9.00% due 08/15/2016 (h)	4,557,000	4,101,300
Leucadia National Corp.
7.125% due 03/15/2017	1,370,000	1,289,512
		5,390,812

Hotels & Restaurants - 0.73%
Buffets, Inc.
12.50% due 11/01/2014 []	5,915,000	59,150
Carrols Corp.
9.00% due 01/15/2013	850,000	718,250
CCM Merger, Inc.
8.00% due 08/01/2013 (h)	3,405,000	2,741,025
Denny’s Corp.
10.00% due 10/01/2012	2,500,000	2,400,000
El Pollo Loco, Inc.
11.75% due 11/15/2013	3,120,000	3,026,400
Sbarro, Inc.
10.375% due 02/01/2015 (a)	3,380,000	2,332,200
		11,277,025

Household Products - 0.25%
Jarden Corp.
7.50% due 05/01/2017	4,295,000	3,822,550

Industrial Machinery - 0.45%
H&E Equipment Services, Inc.
8.375% due 07/15/2016	8,040,000	6,954,600

Insurance - 0.45%
American International Group, Inc.
8.175% due 05/15/2058 (b)(h)	9,130,000	7,051,848

High Yield Fund (continued)
	Shares or Principal Amount		Value
CORPORATE BONDS (continued)

International Oil - 1.24%
Corral Finans AB, PIK
4.2906% due 04/15/2010 (b)(h)		$4,890,839	$4,132,759
Gaz Capital for Gazprom
6.51% due 03/07/2022 (h)		1,590,000	1,347,366
6.51% due 03/07/2022		103,000	86,935
Gazprom OAO, Series A6
6.95 due 08/06/2009 (m)	RUB	37,840,000	1,505,992
Gazprom OAO, Series A7
6.72% due 10/29/2009 (m)		93,970,000	3,734,187
Gazprom OAO, Series A8
7.00% due 10/27/2011 (m)		31,320,000	1,191,230
KazMunaiGaz Finance Sub BV
8.375% due 07/02/2013 (h)		$2,860,000	2,902,900
Pemex Project Funding Master Trust
9.125% due 10/13/2010		50,000	54,375
Petroplus Finance, Ltd.
6.75% due 05/01/2014 (h)		1,745,000	1,579,225
7.00% due 05/01/2017 (h)		3,160,000	2,804,500
			19,339,469

Leisure Time - 3.30%
Boyd Gaming Corp.
6.75% due 04/15/2014		3,370,000	2,603,325
7.125% due 02/01/2016		2,530,000	1,916,475
Choctaw Resort Development Enterprise
7.25% due 11/15/2019 (h)		1,641,000	1,300,492
Downstream Development Authority of the Quapaw Tribe of Oklahoma
12.00% due 10/15/2015 (h)		4,290,000	3,507,075
Fontainebleau Las Vegas Holdings
10.25% due 06/15/2015 (h)		3,000,000	1,417,500
Harrah’s Operating Company, Inc.
10.75% due 02/01/2016 (h)		420,000	282,450
Indianapolis Downs Capital LLC
11.00% due 11/01/2012 (h)		4,810,000	3,823,950
Inn of the Mountain Gods Resort & Casino
12.00% due 11/15/2010		7,526,000	5,362,275
Mandalay Resort Group
7.625% due 07/15/2013		1,500,000	1,226,250
MGM Mirage, Inc.
5.875% due 02/27/2014		1,100,000	880,000
6.625% due 07/15/2015		260,000	207,350
6.75% due 09/01/2012		2,200,000	1,892,000
7.50% due 06/01/2016		875,000	713,125
8.375% due 02/01/2011		2,800,000	2,541,000
Mohegan Tribal Gaming Authority
7.125% due 08/15/2014		2,900,000	2,131,500
Park Place Entertainment Corp.
8.125% due 05/15/2011		7,290,000	5,103,000
River Rock Entertainment Authority
9.75% due 11/01/2011		445,000	413,850
Seneca Gaming Corp.
7.25% due 05/01/2012		1,825,000	1,628,812
Snoqualmie Entertainment Authority
6.875% due 02/01/2014 (b)(h)		2,315,000	1,695,738
Station Casinos, Inc.
6.00% due 04/01/2012		3,630,000	2,531,925
6.50% due 02/01/2014		500,000	225,000
6.625% due 03/15/2018		1,705,000	707,575

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

 PORTFOLIO OF INVESTMENTS — August 31, 2008
(showing percentage of total net assets)

High Yield Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Leisure Time (continued)
Station Casinos, Inc. (continued)
7.75% due 08/15/2016	$6,180,000	$4,171,500
Wynn Las Vegas Capital Corp.
6.625% due 12/01/2014	5,460,000	4,975,425
		51,257,592

Manufacturing - 0.29%
Sequa Corp.
11.75% due 12/01/2015 (h)	2,540,000	2,235,200
13.50% due 12/01/2015 (h)	2,540,000	2,235,200
		4,470,400

Medical-Hospitals - 2.96%
HCA, Inc.
6.375% due 01/15/2015	7,055,000	5,820,375
7.50% due 12/15/2023	3,050,000	2,366,394
7.69% due 06/15/2025	405,000	316,821
8.75% due 09/01/2010	600,000	606,000
9.25% due 11/15/2016	4,405,000	4,531,644
9.625% due 11/15/2016	14,086,000	14,209,252
Tenet Healthcare Corp.
6.375% due 12/01/2011	5,690,000	5,490,850
6.50% due 06/01/2012	2,015,000	1,949,512
7.375% due 02/01/2013	6,086,000	5,713,233
9.875% due 07/01/2014	4,995,000	5,032,463
		46,036,544

Metal & Metal Products - 0.25%
Noranda Aluminium Holding Corp.
8.5775% due 11/15/2014 (b)	4,835,000	3,843,825

Mining - 1.16%
Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017	11,740,000	12,444,400
Vale Overseas, Ltd.
6.875% due 11/21/2036	1,612,000	1,579,734
8.25% due 01/17/2034	1,021,000	1,153,074
Vedanta Resources PLC
8.75% due 01/15/2014 (h)	2,870,000	2,855,650
		18,032,858

Office Furnishings & Supplies - 0.35%
Interface, Inc.
9.50% due 02/01/2014	3,075,000	3,228,750
10.375% due 02/01/2010	2,110,000	2,215,500
		5,444,250

Paper - 2.80%
Abitibi-Consolidated Company of Canada
13.75% due 04/01/2011 (h)	7,165,000	7,523,250
15.50% due 07/15/2010 (h)	10,196,000	7,697,980
Appleton Papers, Inc.
8.125% due 06/15/2011	2,300,000	2,104,500
Appleton Papers, Inc., Series B
9.75% due 06/15/2014	4,755,000	3,756,450
NewPage Corp.
9.0506% due 05/01/2012 (b)	12,510,000	11,728,125
NewPage Holding Corp.
9.9862% due 11/01/2013	3,788,596	3,513,923
Rock-Tenn Company
9.25% due 03/15/2016 (h)	2,320,000	2,378,000

High Yield Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Paper (continued)
Smurfit Capital Funding PLC
7.50% due 11/20/2025	$3,280,000	$2,853,600
Verso Paper Holdings LLC / Verson Paper Inc., Series B
11.375% due 08/01/2016	2,310,000	1,963,500
		43,519,328

Petroleum Services - 1.74%
Belden & Blake Corp.
8.75% due 07/15/2012	8,515,000	8,664,012
Compagnie Generale de Geophysique SA
7.50% due 05/15/2015	1,690,000	1,681,550
Complete Production Services, Inc.
8.00% due 12/15/2016	3,495,000	3,433,838
Enterprise Products Operating LP
7.034% due 01/15/2068 (b)	3,350,000	2,905,415
8.375% due 08/01/2066 (b)	2,800,000	2,766,529
Key Energy Services, Inc.
8.375% due 12/01/2014 (h)	4,080,000	4,110,600
Pride International, Inc.
7.375% due 07/15/2014	1,270,000	1,289,050
SemGroup LP
8.75% due 11/15/2015 [] (h)	10,803,000	1,998,555
Tesoro Corp.
6.50% due 06/01/2017	280,000	234,500
		27,084,049

Publishing - 1.31%
Dex Media West LLC
9.875% due 08/15/2013	1,700,000	1,309,000
Dex Media, Inc.
zero coupon, Step up to 9.00% on
11/15/2008 due 11/15/2013	3,660,000	2,122,800
zero coupon, Step up to 9.00% on 11/15/2008 due 11/15/2013	2,670,000	1,548,600
8.00% due 11/15/2013	25,000	14,750
Idearc, Inc.
8.00% due 11/15/2016	12,775,000	5,780,687
Sun Media Corp.
7.625% due 02/15/2013	1,350,000	1,279,125
TL Acquisitions, Inc.
zero coupon due 07/15/2015 (b)(h)	4,540,000	3,246,100
10.50% due 01/15/2015 (h)	6,000,000	5,130,000
		20,431,062

Railroads & Equipment - 0.95%
American Railcar Industries, Inc.
7.50% due 03/01/2014	1,610,000	1,489,250
Grupo Transportacion Ferroviaria Mexicana, SA de CV
9.375% due 05/01/2012	7,875,000	8,229,375
Kansas City Southern de Mexico SA de CV
7.375% due 06/01/2014	2,975,000	2,900,625
7.625% due 12/01/2013	1,150,000	1,127,000
Kansas City Southern Railway Company
7.50% due 06/15/2009	1,060,000	1,071,925
		14,818,175

Real Estate - 1.28%
Ashton Woods USA
9.50% due 10/01/2015	3,150,000	1,732,500

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

 PORTFOLIO OF INVESTMENTS — August 31, 2008
(showing percentage of total net assets)

High Yield Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Real Estate (continued)
Forest City Enterprises, Inc.
7.625% due 06/01/2015	$145,000	$130,500
Host Marriott LP
7.125% due 11/01/2013	5,100,000	4,806,750
iStar Financial, Inc.
8.625% due 06/01/2013	3,585,000	2,868,000
Realogy Corp.
10.50% due 04/15/2014	720,000	424,800
11.00% due 04/15/2014	6,195,000	2,911,650
12.375% due 04/15/2015	6,010,000	2,764,600
Ventas Realty LP/Ventas Capital Corp.
6.50% due 06/01/2016	675,000	641,250
6.75% due 04/01/2017	3,890,000	3,695,500
		19,975,550

Retail - 1.15%
Eye Care Centers of America
10.75% due 02/15/2015	3,170,000	3,269,063
Michaels Stores, Inc.
10.00% due 11/01/2014	3,995,000	2,996,250
11.375% due 11/01/2016	1,940,000	1,241,600
Stater Brothers Holdings
7.75% due 04/15/2015	1,060,000	1,022,900
Suburban Propane Partners LP
6.875% due 12/15/2013	10,200,000	9,282,000
		17,811,813

Retail Grocery - 0.18%
Delhaize America, Inc.
9.00% due 04/15/2031	2,430,000	2,817,804

Retail Trade - 1.97%
ACE Hardware Corp.
9.125% due 06/01/2016 (h)	2,700,000	2,430,000
American Greetings Corp.
7.375% due 06/01/2016	375,000	356,250
Blockbuster, Inc.
9.00% due 09/01/2012	5,435,000	4,307,237
Dollar General Corp.
10.625% due 07/15/2015	1,015,000	1,017,538
Dollar General Corp., PIK
11.875% due 07/15/2017	5,595,000	5,287,275
Inergy LP/Inergy Finance Corp.
8.25% due 03/01/2016 (h)	1,435,000	1,348,900
Macys Retail Holdings, Inc.
10.625% due 11/01/2010	1,770,000	1,896,236
Neiman Marcus Group, Inc.
7.125% due 06/01/2028	1,870,000	1,570,800
9.00% due 10/15/2015	3,870,000	3,763,575
10.375% due 10/15/2015	8,930,000	8,706,750
		30,684,561

Semiconductors - 0.34%
Freescale Semiconductor, Inc.
8.875% due 12/15/2014	560,000	453,600
10.125% due 12/15/2016	1,110,000	851,925
NXP BV/NXP Funding LLC
5.5406% due 10/15/2013 (b)	1,540,000	1,197,350
7.875% due 10/15/2014	2,167,000	1,776,940

High Yield Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Semiconductors (continued)
NXP BV/NXP Funding LLC (continued)
9.50% due 10/15/2015	$1,460,000	$989,150
		5,268,965

Steel - 2.28%
Evraz Group SA
8.875% due 04/24/2013 (h)	2,140,000	2,081,150
9.50% due 04/24/2018 (h)	910,000	871,325
GTL Trade Finance, Inc.
7.25% due 10/20/2017 (h)	4,215,000	4,244,075
7.25% due 10/20/2017	4,530,000	4,570,317
Metals USA Holdings Corp., PIK
8.7913% due 07/01/2012	3,790,000	3,420,475
Metals USA, Inc.
11.125% due 12/01/2015	6,980,000	7,294,100
Ryerson, Inc.
12.00% due 11/01/2015 (h)	12,725,000	12,470,500
Tube City IMS Corp.
9.75% due 02/01/2015	445,000	416,075
		35,368,017

Telecommunications Equipment & Services - 3.14%
Axtel SAB de CV
7.625% due 02/01/2017 (h)	7,200,000	7,002,000
Axtel SAB de CV, Series REGS
7.625% due 02/01/2017	350,000	350,875
Citizens Communications Company
7.05% due 10/01/2046	1,000,000	657,500
7.875% due 01/15/2027	4,890,000	4,205,400
9.25% due 05/15/2011	100,000	103,500
Globo Comunicacoes e Participacoes SA
7.25% due 04/26/2022 (h)	3,798,000	3,760,020
Hawaiian Telcom Communications, Inc., Series B
12.50% due 05/01/2015	3,360,000	588,000
Inmarsat Finance PLC
1 due 11/15/2012	2,535,000	2,582,531
Intelsat Corp.
9.25% due 08/15/2014 (h)	10,500,000	10,473,750
Intelsat Jackson Holdings, Ltd.
9.50% due 06/15/2016 (h)	3,265,000	3,277,244
iPCS, Inc.
4.9256% due 05/01/2013 (b)	3,140,000	2,786,750
Level 3 Financing, Inc.
6.845% due 02/15/2015 (b)	1,700,000	1,372,750
9.25% due 11/01/2014	9,445,000	8,665,788
True Move Company, Ltd.
10.375% due 08/01/2014 (h)	2,610,000	2,009,700
VIP Finance Ireland, Ltd. for OJSC Vimpel Communications
8.375% due 04/30/2013 (h)	940,000	908,504
World Access, Inc.
13.25% due 01/15/2049	1,455,674	67,325
		48,811,637

Telephone - 2.84%
Cincinnati Bell Telephone Company
6.30% due 12/01/2028	2,115,000	1,623,262
Nordic Telephone Company Holdings
8.875% due 05/01/2016 (h)	6,650,000	6,400,625

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

 PORTFOLIO OF INVESTMENTS — August 31, 2008
(showing percentage of total net assets)

High Yield Fund (continued)
	Shares or Principal Amount		Value
CORPORATE BONDS (continued)

Telephone (continued)
Qwest Communications International, Inc.
7.25% due 02/15/2011		$25,000	$24,000
Qwest Communications International, Inc., Series B
7.50% due 02/15/2014		5,743,000	5,226,130
Sprint Capital Corp.
6.875% due 11/15/2028		10,030,000	8,525,500
8.375% due 03/15/2012		690,000	695,175
Virgin Media, Inc.
9.125% due 08/15/2016		12,555,000	11,958,638
Windstream Corp.
8.625% due 08/01/2016		9,720,000	9,622,800
			44,076,130

Tobacco - 0.34%
Alliance One International, Inc.
8.50% due 05/15/2012		2,870,000	2,690,625
11.00% due 05/15/2012		2,580,000	2,625,150
			5,315,775

Transportation - 0.78%
Gulfmark Offshore, Inc.
7.75% due 07/15/2014		1,930,000	1,901,050
Horizon Lines, Inc.
4.25% due 08/15/2012		5,375,000	4,416,944
Teekay Shipping Corp.
8.875% due 07/15/2011		5,627,000	5,845,046
			12,163,040

Travel Services - 0.03%
Expedia Inc.
8.50% due 07/01/2016 (h)		475,000	461,938

Trucking & Freight - 0.26%
Saint Acquisition Corp.
10.5544% due 05/15/2015 (b)(h)		7,300,000	2,555,000
12.50% due 05/15/2017 (a)(h)		3,905,000	1,435,088
			3,990,088
TOTAL CORPORATE BONDS (Cost $1,515,689,602)			$1,335,502,120

CONVERTIBLE BONDS - 0.07%

Telecommunications Equipment & Services - 0.07%
Virgin Media, Inc.
6.50% due 11/15/2016 (h)		1,160,000	1,059,196
TOTAL CONVERTIBLE BONDS (Cost $1,048,029)			$1,059,196

DEFAULTED BONDS BEYOND MATURITY DATES - 0.23%

Argentina - 0.23%
Republic of Argentina
1.00% due 02/26/2008 *	EUR	304,137	111,621
1.00 due 08/11/2007 *		505,000,000	102,831
1.00% due 03/18/2004 *		6,100,000,000	1,317,204
1.00% due 03/18/2004 *		625,000	252,149
8.125% due 04/21/2008 *		625,000	245,618
8.125% due 10/04/2004 *		375,000	131,418
8.50% due 02/23/2005 *		2,400,000	446,589
9.00% due 06/20/2003 *		600,000	240,963
9.25% due 10/21/2002 *		225,000	83,182

High Yield Fund (continued)
	Shares or Principal Amount		Value
DEFAULTED BONDS BEYOND MATURITY DATES (continued)

Argentina (continued)
Republic of Argentina (continued)
9.50% due 03/04/2004 *	EUR	456,000	$188,985
9.75% due 11/26/2003 *		425,000	174,579
10.00% due 02/22/2007 *		775,000	322,614
			3,617,753
TOTAL DEFAULTED BONDS BEYOND MATURITY DATES (Cost $3,443,205)			$3,617,753

COMMON STOCKS - 0.01%

Household Products - 0.01%
Home Interiors *		9,260,656	92,607

Telecommunications Equipment & Services - 0.00%
XO Holdings, Inc. *		821	591
TOTAL COMMON STOCKS (Cost $2,429,007)			$93,198

PREFERRED STOCKS - 0.71%

Banking - 0.55%
Bank of America Corp., Series L, 7.25% *		9,380	8,573,320

Cable & Television - 0.00%
ION Media Networks, Inc., Series B, 12.00% *		10	4,000

Financial Services - 0.16%
Citigroup, Inc., Series T, 6.50% *		58,800	2,506,056
TOTAL PREFERRED STOCKS (Cost $12,289,097)			$11,083,376

TERM LOANS - 2.97%

Apparel & Textiles - 0.09%
Simmons Holdco, Inc., PIK
8.2044% due 02/15/2012 (b)		2,500,000	1,450,000

Auto Parts - 0.37%
Allison Transmission, Inc.
5.22% due 08/07/2014 (b)		6,346,411	5,688,986

Auto Services - 0.16%
Penhall Holdings, PIK
9.8825% due 04/01/2012 (b)		2,800,487	2,464,429

Banking - 0.45%
HSBC Bank PLC
8.90% due 12/20/2010 (b)		52,153,000	2,131,704
RSHB Capital
9.50% due 02/11/2011 (b)		120,168,000	4,868,849
			7,000,553

Containers & Glass - 0.32%
Berry Plastics Group, Inc.
9.725% due 06/15/2014 (b)		7,138,487	4,996,941

Domestic Oil - 0.21%
Ashmore Energy
5.8006% due 03/30/2014 (b)		3,579,257	3,257,123

Gas & Pipeline Utilities - 0.22%
Stallion Oilfield Services
8.3613% due 07/31/2012 (b)		4,200,000	3,444,000

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

 PORTFOLIO OF INVESTMENTS — August 31, 2008
(showing percentage of total net assets)

High Yield Fund (continued)
	Shares or Principal Amount	Value
TERM LOANS (continued)

Healthcare Services - 0.31%
Iasis Holdco, Inc., PIK
8.0431% due 06/15/2014 (b)	$5,645,370	$4,883,245

Paper - 0.08%
Verso Paper Holdings, Inc.
8.7094% due 02/01/2013 (b)	1,344,000	1,261,680

Publishing - 0.26%
Newsday LLC
9.75% due 07/15/2013	4,000,000	3,992,520

Telecommunications Equipment & Services - 0.50%
Wind Acquisition Finance SA, PIK
13.0613% due 12/21/2011 (b)	8,260,532	7,744,249
TOTAL TERM LOANS (Cost $51,982,686)		$46,183,726

WARRANTS - 0.01%

Republic of Venezuela - 0.01%
Republic of Venezuela
(Expiration date 04/15/2020; strike price $26.00)	305,000	107,308
TOTAL WARRANTS (Cost $94,550)		$107,308

REPURCHASE AGREEMENTS - 2.90%
Merrill Lynch Tri-Party Repurchase Agreement dated 08/29/2008 at 2.06% to be repurchased at $45,010,300 on 09/02/2008, collateralized by $46,131,000 Federal National Mortgage Association, zero coupon due 10/31/2008 (valued at $45,900,000, including interest)	$45,000,000	$45,000,000
TOTAL REPURCHASE AGREEMENTS (Cost $45,000,000)		$45,000,000

SHORT TERM INVESTMENTS - 2.01%
Bank Negara Malaysia Monetary Notes, Series 1208 zero coupon due 09/04/2008 MYR	367,000	$108,118
Bank Negara Malaysia Monetary Notes, Series 1308 zero coupon due 11/27/2008	20,000	5,847
Bank Negara Malaysia Monetary Notes, Series 2008 zero coupon due 10/21/2008	906,000	51,134
Bank Negara Malaysia Monetary Notes, Series 2108 zero coupon due 09/25/2008	480,000	141,151
Bank Negara Malaysia Monetary Notes, Series 2508 zero coupon due 11/13/2008	3,656,000	1,070,039
Bank Negara Malaysia Monetary Notes, Series 2608 zero coupon due 11/25/2008	350,000	102,320
Bank Negara Malaysia Monetary Notes, Series 3308 zero coupon due 10/07/2008	1,028,000	301,566
Bank Negara Malaysia Monetary Notes, Series 3508 zero coupon due 02/17/2009	800,000	231,990
Bank Negara Malaysia Monetary Notes, Series 3707 zero coupon due 09/04/2008	180,000	52,917
Bank Negara Malaysia Monetary Notes, Series 4708 zero coupon due 09/23/2008	7,734,000	2,274,296

High Yield Fund (continued)
	Shares or Principal Amount	Value
SHORT TERM INVESTMENTS (continued)
Bank Negara Malaysia Monetary Notes, Series 6208 zero coupon due 09/16/2008 MYR	513,000	$150,763
Bank Negara Malaysia Monetary Notes, Series 7208 zero coupon due 10/07/2008	360,000	105,724
Bank Negara Malaysia Monetary Notes, Series 8408 zero coupon due 10/28/2008	259,000	75,926
Egypt Treasury Bills, Series 364 zero coupon due 10/28/2008 to 11/25/2008 EGP	96,200,000	17,673,835
John Hancock Cash
Investment Trust, 2.5657% (c)(i)	$8,953,533	8,953,533
TOTAL SHORT TERM INVESTMENTS (Cost $31,262,487)		$31,299,159

Total Investments (High Yield Fund) (Cost $1,714,426,869) - 97.99%		$1,523,032,401

Other Assets in Excess of Liabilities - 2.01%		31,229,769

TOTAL NET ASSETS - 100.00%		$1,554,262,170

Index 500 Fund
	Shares or Principal Amount	Value
COMMON STOCKS - 97.22%

Advertising - 0.18%
Interpublic Group of Companies, Inc. *	39,308	$369,495
Monster Worldwide, Inc. *	10,352	202,278
Omnicom Group, Inc.	26,677	1,130,838
		1,702,611

Aerospace - 2.19%
Boeing Company	62,588	4,103,269
General Dynamics Corp.	33,190	3,063,437
Goodrich Corp.	10,417	533,871
Lockheed Martin Corp.	28,134	3,275,923
Northrop Grumman Corp.	28,490	1,961,536
Raytheon Company	35,232	2,113,568
Rockwell Collins, Inc.	13,388	704,075
United Technologies Corp.	81,057	5,316,529
		21,072,208

Agriculture - 0.69%
Archer-Daniels-Midland Company	53,632	1,365,471
Monsanto Company	45,706	5,221,910
		6,587,381

Air Travel - 0.10%
Southwest Airlines Company	60,947	928,223

Aluminum - 0.23%
Alcoa, Inc.	67,887	2,181,209

Apparel & Textiles - 0.45%
Cintas Corp.	10,880	335,104
Coach, Inc. *	28,426	824,070
Jones Apparel Group, Inc.	7,212	143,230
Liz Claiborne, Inc.	7,894	127,962
NIKE, Inc., Class B	31,599	1,915,215
Polo Ralph Lauren Corp., Class A	4,803	364,452

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

 PORTFOLIO OF INVESTMENTS — August 31, 2008
(showing percentage of total net assets)

Index 500 Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Apparel & Textiles (continued)
VF Corp.	7,272	$576,306
		4,286,339

Auto Parts - 0.27%
AutoZone, Inc. *	3,581	491,421
Genuine Parts Company	13,644	578,778
Johnson Controls, Inc.	49,425	1,528,221
		2,598,420

Auto Services - 0.01%
AutoNation, Inc. *	11,153	126,587

Automobiles - 0.27%
Ford Motor Company *	186,734	832,833
General Motors Corp.	47,154	471,540
PACCAR, Inc.	30,413	1,309,584
		2,613,957

Banking - 2.94%
Bank of America Corp.	379,720	11,824,481
BB&T Corp.	45,546	1,366,380
Comerica, Inc.	12,534	352,080
Fifth Third Bancorp	47,872	755,420
First Horizon National Corp.	15,557	174,705
Hudson City Bancorp, Inc.	43,238	797,309
Huntington BancShares, Inc.	30,501	223,267
KeyCorp	40,439	485,672
M&T Bank Corp.	6,420	458,003
Marshall & Ilsley Corp.	21,588	332,455
National City Corp.	63,326	319,163
Northern Trust Corp.	15,951	1,282,301
Regions Financial Corp.	57,870	536,455
Sovereign Bancorp, Inc.	39,903	385,463
SunTrust Banks, Inc.	29,322	1,228,299
U.S. Bancorp	144,970	4,618,744
Wachovia Corp.	178,051	2,829,230
Zions Bancorp	8,958	240,433
		28,209,860

Biotechnology - 0.94%
Amgen, Inc. *	90,676	5,698,987
Biogen Idec, Inc. *	24,406	1,242,997
Genzyme Corp. *	22,264	1,743,271
Millipore Corp. *	4,588	344,146
		9,029,401

Broadcasting - 0.38%
CBS Corp., Class B	56,721	917,746
News Corp., Class A	191,812	2,716,058
		3,633,804

Building Materials & Construction - 0.06%
Masco Corp.	30,126	574,202

Business Services - 1.07%
Affiliated Computer Services, Inc., Class A *	8,028	427,411
Automatic Data Processing, Inc.	43,179	1,916,284
Computer Sciences Corp. *	12,588	592,014
Convergys Corp. *	10,291	151,792
Equifax, Inc.	10,788	381,140
Fiserv, Inc. *	13,654	708,096

Index 500 Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Business Services (continued)
Fluor Corp.	14,776	$1,184,001
H & R Block, Inc.	27,100	692,134
Jacobs Engineering Group, Inc. *	10,145	748,904
Moody’s Corp.	16,916	687,805
Paychex, Inc.	26,712	910,345
Pitney Bowes, Inc.	17,289	590,419
R.R. Donnelley & Sons Company	17,682	492,974
Robert Half International, Inc.	13,228	338,637
Total Systems Services, Inc.	16,507	328,819
Unisys Corp. *	29,672	121,359
		10,272,134

Cable & Television - 1.42%
Comcast Corp., Class A	246,613	5,223,263
DIRECTV Group, Inc. *	59,170	1,669,186
Scripps Networks Interactive, Inc.	7,476	310,553
Time Warner, Inc.	298,036	4,878,849
Viacom, Inc., Class B *	52,703	1,553,685
		13,635,536

Cellular Communications - 0.18%
Motorola, Inc.	187,835	1,769,406

Chemicals - 1.42%
Air Products & Chemicals, Inc.	17,546	1,611,600
Ashland, Inc.	4,665	190,939
CF Industries Holdings, Inc.	4,530	690,372
Dow Chemical Company	77,494	2,644,870
E.I. Du Pont de Nemours & Company	75,019	3,333,844
Eastman Chemical Company	6,350	383,032
Hercules, Inc.	9,421	203,023
PPG Industries, Inc.	13,667	859,108
Praxair, Inc.	26,079	2,342,937
Rohm & Haas Company	10,447	784,047
Sigma-Aldrich Corp.	10,737	609,432
		13,653,204

Coal - 0.30%
CONSOL Energy, Inc.	15,223	1,030,749
Massey Energy Company	6,704	442,196
Peabody Energy Corp.	22,614	1,423,551
		2,896,496

Commercial Services - 0.03%
CB Richard Ellis Group, Inc. *	14,481	189,266
Ticketmaster *	3,018	64,676
		253,942

Computer Services - 0.08%
NetApp, Inc. *	28,612	729,034

Computers & Business Equipment - 6.05%
Apple, Inc. *	73,430	12,448,588
Cisco Systems, Inc. *	491,999	11,832,576
Cognizant Technology Solutions Corp.,
Class A *	24,061	705,469
Dell, Inc. *	168,323	3,657,659
EMC Corp. *	172,178	2,630,880
Hewlett-Packard Company	205,407	9,637,696
International Business Machines Corp.	114,396	13,925,425

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

 PORTFOLIO OF INVESTMENTS — August 31, 2008
(showing percentage of total net assets)

Index 500 Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Computers & Business Equipment (continued)
Juniper Networks, Inc. *	43,723	$1,123,681
Lexmark International, Inc. *	7,929	285,206
Metavante Technologies, Inc. *	1	24
SanDisk Corp. *	18,718	270,662
Sun Microsystems, Inc. *	65,114	586,026
Xerox Corp.	74,887	1,043,176
		58,147,068

Construction & Mining Equipment - 0.30%
National Oilwell Varco, Inc. *	34,579	2,549,510
Rowan Companies, Inc.	9,379	346,460
		2,895,970

Construction Materials - 0.12%
Sherwin-Williams Company	8,233	482,042
Vulcan Materials Company	9,115	682,167
		1,164,209

Containers & Glass - 0.13%
Ball Corp.	8,144	373,972
Bemis Company, Inc.	8,300	231,736
Pactiv Corp. *	10,893	292,695
Sealed Air Corp.	13,338	323,180
		1,221,583

Cosmetics & Toiletries - 2.64%
Avon Products, Inc.	35,544	1,522,349
Colgate-Palmolive Company	42,295	3,215,689
Estee Lauder Companies, Inc., Class A	9,526	474,109
International Flavors & Fragrances, Inc.	6,705	269,608
Kimberly-Clark Corp.	34,851	2,149,610
Procter & Gamble Company	254,280	17,741,116
		25,372,481

Crude Petroleum & Natural Gas - 2.79%
Apache Corp.	27,784	3,177,934
Cabot Oil & Gas Corp.	8,608	382,540
Chesapeake Energy Corp.	40,058	1,938,807
Devon Energy Corp.	37,160	3,792,178
EOG Resources, Inc.	20,681	2,159,510
Hess Corp.	23,402	2,450,423
Marathon Oil Corp.	58,964	2,657,508
Noble Energy, Inc.	14,343	1,028,823
Occidental Petroleum Corp.	68,358	5,424,891
Southwestern Energy Company *	28,482	1,092,854
Sunoco, Inc.	9,733	431,951
XTO Energy, Inc.	44,703	2,253,478
		26,790,897

Domestic Oil - 0.06%
Range Resources Corp.	12,869	597,379

Drugs & Health Care - 0.50%
Wyeth	111,052	4,806,331

Educational Services - 0.07%
Apollo Group, Inc., Class A *	10,826	689,400

Electrical Equipment - 0.42%
Cooper Industries, Ltd., Class A	14,493	690,447
Emerson Electric Company	65,029	3,043,357

Index 500 Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Electrical Equipment (continued)
Molex, Inc.	11,595	$279,671
		4,013,475

Electrical Utilities - 3.00%
AES Corp. *	55,954	853,858
Allegheny Energy, Inc.	13,995	634,393
Ameren Corp.	17,447	730,331
American Electric Power Company, Inc.	33,448	1,305,810
CenterPoint Energy, Inc.	27,341	434,175
CMS Energy Corp.	18,764	254,628
Consolidated Edison, Inc.	22,707	928,716
Constellation Energy Group, Inc.	14,857	991,110
Dominion Resources, Inc.	48,141	2,095,578
DTE Energy Company	13,589	572,912
Dynegy, Inc., Class A *	41,382	246,637
Edison International	27,136	1,246,085
Entergy Corp.	15,950	1,649,071
Exelon Corp.	54,638	4,150,302
FirstEnergy Corp.	25,389	1,844,257
FPL Group, Inc.	33,992	2,041,560
Integrys Energy Group, Inc.	6,365	332,699
Pepco Holdings, Inc.	16,774	425,221
PG&E Corp.	29,756	1,229,815
Pinnacle West Capital Corp.	8,382	294,963
PPL Corp.	31,070	1,359,934
Public Service Enterprise Group, Inc.	42,353	1,726,732
Teco Energy, Inc.	17,554	313,163
The Southern Company	63,900	2,396,889
Xcel Energy, Inc.	35,886	736,022
		28,794,861

Electronics - 0.62%
Agilent Technologies, Inc. *	29,993	1,042,557
Harman International Industries, Inc.	4,846	164,909
Jabil Circuit, Inc.	17,421	293,718
L-3 Communications Holdings, Inc.	10,216	1,061,851
Thermo Fisher Scientific, Inc. *	34,832	2,109,426
Tyco Electronics, Ltd.	39,814	1,310,279
		5,982,740

Energy - 0.42%
Duke Energy Corp.	105,329	1,836,938
Progress Energy, Inc.	21,765	950,695
Sempra Energy	20,851	1,207,690
		3,995,323

Financial Services - 7.53%
American Express Company	96,483	3,828,445
Ameriprise Financial, Inc.	18,503	831,710
Bank of New York Mellon Corp.	95,267	3,297,191
Capital One Financial Corp.	31,250	1,379,375
Charles Schwab Corp.	77,344	1,855,483
CIT Group, Inc.	23,539	242,687
Citigroup, Inc.	453,439	8,610,807
CME Group, Inc.	5,584	1,872,762
Discover Financial Services	39,922	656,717
E*TRADE Financial Corp. *	39,401	126,083
Federal Home Loan Mortgage Corp.	53,865	242,931

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

 PORTFOLIO OF INVESTMENTS — August 31, 2008
(showing percentage of total net assets)

Index 500 Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Financial Services (continued)
Federal National Mortgage Association	88,646	$606,339
Federated Investors, Inc., Class B	7,217	241,336
Fidelity National Information Services, Inc.	14,301	312,477
Franklin Resources, Inc.	12,993	1,357,769
Goldman Sachs Group, Inc.	32,833	5,383,627
IntercontinentalExchange, Inc. *	5,878	517,440
Invesco, Ltd.	30,000	768,900
Janus Capital Group, Inc.	12,203	329,115
JP Morgan Chase & Company	287,603	11,069,839
Legg Mason, Inc.	11,754	523,406
Lehman Brothers Holdings, Inc.	58,023	933,590
Leucadia National Corp.	14,730	681,852
MasterCard, Inc., Class A	6,064	1,470,823
Merrill Lynch & Company, Inc.	126,807	3,594,978
Morgan Stanley	92,214	3,765,098
NYSE Euronext	22,072	895,902
PNC Financial Services Group, Inc.	28,805	2,072,520
SLM Corp. *	38,883	641,958
State Street Corp.	35,533	2,404,518
T. Rowe Price Group, Inc.	21,630	1,283,957
Tree.com, Inc. *	503	3,823
Washington Mutual, Inc.	123,607	500,608
Wells Fargo & Company	275,072	8,326,429
Western Union Company	61,632	1,702,276
		72,332,771

Food & Beverages - 3.50%
Campbell Soup Company	17,947	660,629
Coca-Cola Enterprises, Inc.	23,960	408,997
ConAgra Foods, Inc.	37,892	805,963
Dean Foods Company *	12,655	318,526
General Mills, Inc.	27,905	1,846,753
H.J. Heinz Company	26,248	1,320,799
Hershey Company	13,994	505,043
Kellogg Company	21,140	1,150,862
Kraft Foods, Inc., Class A	126,269	3,978,736
McCormick & Company, Inc.	10,677	431,885
Pepsi Bottling Group, Inc.	11,276	333,544
PepsiCo, Inc.	132,104	9,046,482
Sara Lee Corp.	58,828	794,178
Sysco Corp.	50,026	1,592,328
The Coca-Cola Company	166,379	8,663,355
Tyson Foods, Inc., Class A	22,773	330,664
William Wrigley, Jr. Company	17,881	1,421,182
		33,609,926

Forest Products - 0.10%
Weyerhaeuser Company	17,595	976,347

Furniture & Fixtures - 0.03%
Leggett & Platt, Inc.	13,853	309,060

Gas & Pipeline Utilities - 0.89%
El Paso Corp.	58,496	980,393
Nicor, Inc.	3,760	172,547
NiSource, Inc.	22,838	376,370
Questar Corp.	14,433	748,928
Spectra Energy Corp.	52,718	1,394,918
Transocean, Inc. *	26,559	3,378,305

Index 500 Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Gas & Pipeline Utilities (continued)
Williams Companies, Inc.	48,675	$1,503,571
	8,555,032

Healthcare Products - 3.89%
Baxter International, Inc.	52,254	3,540,731
Becton, Dickinson & Company	20,328	1,776,261
Boston Scientific Corp. *	112,160	1,408,730
C.R. Bard, Inc.	8,269	772,738
Covidien, Ltd.	41,609	2,249,799
Intuitive Surgical, Inc. *	3,224	951,950
Johnson & Johnson	234,724	16,531,611
Medtronic, Inc.	93,536	5,107,066
Patterson Companies, Inc. *	10,106	328,849
St. Jude Medical, Inc. *	28,223	1,293,460
Stryker Corp.	19,893	1,336,611
Varian Medical Systems, Inc. *	10,463	660,843
Zimmer Holdings, Inc. *	19,281	1,395,751
		37,354,400

Healthcare Services - 1.59%
Cardinal Health, Inc.	29,723	1,634,171
Coventry Health Care, Inc. *	12,632	442,373
DaVita, Inc. *	8,720	500,441
Express Scripts, Inc. *	20,918	1,535,590
Humana, Inc. *	14,093	653,915
IMS Health, Inc.	15,103	335,589
Laboratory Corp. of America Holdings *	9,270	678,100
McKesson Corp.	23,094	1,334,371
Medco Health Solutions, Inc. *	42,199	1,977,023
Quest Diagnostics, Inc.	13,144	710,433
UnitedHealth Group, Inc.	102,338	3,116,192
WellPoint, Inc. *	43,825	2,313,522
		15,231,720

Holdings Companies/Conglomerates - 2.65%
General Electric Company	830,175	23,327,917
Loews Corp.	30,156	1,309,675
Textron, Inc.	20,759	853,195
		25,490,787

Homebuilders - 0.10%
Centex Corp.	10,285	166,823
D.R. Horton, Inc.	22,888	285,184
KB Home	6,416	133,453
Lennar Corp., Class A	11,648	153,171
Pulte Homes, Inc.	17,792	258,162
		996,793

Hotels & Restaurants - 1.07%
Darden Restaurants, Inc.	11,664	341,639
Marriott International, Inc., Class A	25,029	706,068
McDonald’s Corp.	94,410	5,858,140
Starbucks Corp. *	60,634	943,465
Starwood Hotels & Resorts Worldwide, Inc.	15,549	563,651
Wendy’s International, Inc.	7,300	177,171
Wyndham Worldwide Corp.	14,732	284,033
Yum! Brands, Inc.	39,457	1,407,826
		10,281,993

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

 PORTFOLIO OF INVESTMENTS — August 31, 2008
(showing percentage of total net assets)

Index 500 Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Household Appliances - 0.09%
Black & Decker Corp.	5,092	$322,069
Whirlpool Corp.	6,257	509,070
		831,139

Household Products - 0.19%
Clorox Company	11,481	678,527
Fortune Brands, Inc.	12,801	752,955
Newell Rubbermaid, Inc.	23,063	417,440
		1,848,922

Industrial Machinery - 1.38%
Cameron International Corp. *	18,046	840,763
Caterpillar, Inc.	51,203	3,621,588
Cummins, Inc.	16,917	1,102,312
Deere & Company	35,893	2,532,969
Dover Corp.	15,773	778,871
Ingersoll-Rand Company, Ltd., Class A	26,469	977,500
ITT Corp.	15,132	964,665
Manitowoc Company, Inc.	10,829	272,674
Pall Corp.	9,984	405,450
Parker-Hannifin Corp.	13,970	895,058
Terex Corp. *	8,354	420,123
W.W. Grainger, Inc.	5,416	487,602
		13,299,575

Insurance - 3.41%
Aetna, Inc.	40,379	1,741,950
AFLAC, Inc.	39,590	2,244,753
Allstate Corp.	45,873	2,070,248
American International Group, Inc.	223,945	4,812,578
Aon Corp.	24,881	1,181,599
Assurant, Inc.	7,976	466,038
Chubb Corp.	30,441	1,461,472
CIGNA Corp.	23,389	979,531
Cincinnati Financial Corp.	13,590	402,808
Genworth Financial, Inc., Class A	36,053	578,651
Hartford Financial Services Group, Inc.	26,212	1,653,453
Lincoln National Corp.	21,597	1,096,264
Marsh & McLennan Companies, Inc.	42,609	1,360,505
MBIA, Inc.	17,678	286,737
MetLife, Inc.	59,161	3,206,526
MGIC Investment Corp.	10,416	87,599
Principal Financial Group, Inc.	21,563	987,370
Progressive Corp.	56,429	1,042,244
Prudential Financial, Inc.	36,314	2,676,705
SAFECO Corp.	7,488	506,189
The Travelers Companies, Inc.	50,365	2,224,118
Torchmark Corp.	7,480	446,855
Unum Group	28,847	733,002
XL Capital, Ltd., Class A	25,323	508,992
		32,756,187

International Oil - 7.13%
Anadarko Petroleum Corp.	38,990	2,406,853
Chevron Corp.	172,274	14,870,692
ConocoPhillips	128,469	10,599,977
Exxon Mobil Corp.	440,074	35,210,321
Murphy Oil Corp.	15,823	1,242,580

Index 500 Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

International Oil (continued)
Nabors Industries, Ltd. *	23,447	$834,713
Noble Corp.	22,385	1,125,741
Weatherford International, Ltd. *	56,602	2,183,705
		68,474,582

Internet Content - 1.17%
Google, Inc., Class A *	19,359	8,968,831
Yahoo!, Inc. *	114,592	2,220,793
		11,189,624

Internet Retail - 0.49%
Amazon.com, Inc. *	25,743	2,080,292
eBay, Inc. *	92,068	2,295,255
Expedia, Inc. *	17,404	307,355
		4,682,902

Internet Software - 0.25%
Akamai Technologies, Inc. *	14,013	320,898
Symantec Corp. *	69,973	1,561,098
VeriSign, Inc. *	16,217	518,457
		2,400,453

Investment Companies - 0.04%
American Capital, Ltd. *	16,899	367,384

Leisure Time - 0.87%
Carnival Corp.	36,378	1,348,169
Electronic Arts, Inc. *	26,521	1,294,490
International Game Technology	25,786	552,594
Walt Disney Company	158,681	5,133,330
		8,328,583

Life Sciences - 0.14%
Applied Biosystems, Inc.	14,048	512,612
PerkinElmer, Inc.	9,861	280,151
Waters Corp. *	8,338	569,068
		1,361,831

Liquor - 0.57%
Anheuser-Busch Companies, Inc.	59,391	4,030,273
Brown Forman Corp., Class B	7,025	505,870
Constellation Brands, Inc., Class A *	16,274	343,544
Molson Coors Brewing Company, Class B	11,656	555,409
		5,435,096

Manufacturing - 1.60%
3M Company	58,659	4,199,984
Danaher Corp.	21,217	1,730,671
Eaton Corp.	13,709	1,003,225
Harley-Davidson, Inc.	19,703	783,785
Honeywell International, Inc.	61,761	3,098,549
Illinois Tool Works, Inc.	33,092	1,641,694
Rockwell Automation, Inc.	12,222	577,001
Snap-on, Inc.	4,802	273,810
Stanley Works	6,528	313,018
Tyco International, Ltd.	40,165	1,722,275
		15,344,012

Medical-Hospitals - 0.03%
Tenet Healthcare Corp. *	39,906	240,633

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

 PORTFOLIO OF INVESTMENTS — August 31, 2008
(showing percentage of total net assets)

Index 500 Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Metal & Metal Products - 0.14%
Precision Castparts Corp.	11,602	$1,198,023
Titanium Metals Corp.	8,142	117,326
		1,315,349

Mining - 0.47%
Freeport-McMoRan Copper & Gold, Inc., Class B	31,918	2,850,916
Newmont Mining Corp.	37,815	1,705,456
		4,556,372

Office Furnishings & Supplies - 0.06%
Avery Dennison Corp.	8,869	427,840
Office Depot, Inc. *	22,747	160,139
		587,979

Paper - 0.21%
International Paper Company	35,616	963,413
MeadWestvaco Corp.	14,469	383,139
Plum Creek Timber Company, Inc.	14,251	707,135
		2,053,687

Petroleum Services - 1.98%
Baker Hughes, Inc.	25,655	2,052,656
BJ Services Company	24,476	657,181
ENSCO International, Inc.	12,022	814,851
Halliburton Company	72,659	3,192,636
Schlumberger, Ltd.	99,371	9,362,736
Smith International, Inc.	16,733	1,166,290
Tesoro Corp.	11,471	212,787
Valero Energy Corp.	44,018	1,530,066
		18,989,203

Pharmaceuticals - 4.78%
Abbott Laboratories	128,540	7,382,052
Allergan, Inc.	25,612	1,430,943
AmerisourceBergen Corp.	13,411	549,985
Barr Pharmaceuticals, Inc. *	9,000	607,860
Bristol-Myers Squibb Company	164,879	3,518,518
Celgene Corp. *	36,303	2,515,798
Eli Lilly & Company	82,387	3,843,354
Forest Laboratories, Inc. *	25,383	905,919
Gilead Sciences, Inc. *	76,832	4,047,510
Hospira, Inc. *	13,251	534,810
King Pharmaceuticals, Inc. *	20,541	234,989
Merck & Company, Inc.	178,782	6,377,154
Mylan, Inc. *	25,357	326,852
Pfizer, Inc.	563,467	10,767,854
Schering-Plough Corp.	135,046	2,619,892
Watson Pharmaceuticals, Inc. *	8,699	263,667
		45,927,157

Photography - 0.04%
Eastman Kodak Company	24,005	388,641

Publishing - 0.21%
Gannett Company, Inc.	19,047	338,846
McGraw-Hill Companies, Inc.	26,761	1,146,441
Meredith Corp.	3,083	87,496
The New York Times Company, Class A	11,975	155,555

Index 500 Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Publishing (continued)
The Washington Post Company, Class B	484	$288,706
		2,017,044

Railroads & Equipment - 1.12%
Burlington Northern Santa Fe Corp.	24,420	2,622,708
CSX Corp.	33,723	2,181,204
Norfolk Southern Corp.	31,296	2,301,195
Union Pacific Corp.	43,039	3,610,972
		10,716,079

Real Estate - 1.11%
Apartment Investment & Management Company, Class A, REIT	7,928	280,981
Avalon Bay Communities, Inc., REIT	6,411	641,100
Boston Properties, Inc., REIT	9,970	1,021,626
Developers Diversified Realty Corp., REIT	9,977	334,329
Equity Residential, REIT	22,530	950,766
General Growth Properties, Inc., REIT	22,279	577,694
HCP, Inc., REIT	20,647	747,834
Host Hotels & Resorts, Inc., REIT	43,496	621,993
Kimco Realty Corp., REIT	21,131	784,805
ProLogis, REIT	21,834	940,172
Public Storage, Inc., REIT	10,284	908,283
Simon Property Group, Inc., REIT	18,720	1,776,154
Vornado Realty Trust, REIT	11,258	1,119,721
		10,705,458

Retail Grocery - 0.32%
Safeway, Inc.	36,481	960,910
SUPERVALU, Inc.	17,681	410,022
The Kroger Company	55,104	1,521,973
Whole Foods Market, Inc.	11,678	213,824
		3,106,729

Retail Trade - 4.51%
Abercrombie & Fitch Company, Class A	7,239	379,686
Bed Bath & Beyond, Inc. *	21,565	661,183
Best Buy Company, Inc.	28,810	1,289,824
Big Lots, Inc. *	6,799	201,046
Costco Wholesale Corp.	36,086	2,419,927
CVS Caremark Corp.	119,051	4,357,267
Dillard’s, Inc., Class A	4,765	60,849
Family Dollar Stores, Inc.	11,635	289,944
GameStop Corp., Class A *	13,469	590,885
Home Depot, Inc.	141,343	3,833,222
HSN, Inc. *	3,018	44,214
J.C. Penney Company, Inc.	18,493	720,672
Kohl’s Corp. *	25,547	1,256,146
Limited Brands, Inc.	24,945	518,856
Lowe’s Companies, Inc.	121,916	3,004,010
Macy’s, Inc.	35,021	729,137
Nordstrom, Inc.	14,633	455,086
RadioShack Corp.	10,927	207,722
Sears Holdings Corp. *	5,828	535,885
Staples, Inc.	58,479	1,415,192
Target Corp.	64,840	3,437,817
The Gap, Inc.	37,385	727,138
The TJX Companies, Inc.	35,373	1,281,918

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

 PORTFOLIO OF INVESTMENTS — August 31, 2008
(showing percentage of total net assets)

Index 500 Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Retail Trade (continued)
Tiffany & Company	10,492	$463,432
Walgreen Company	82,494	3,005,256
Wal-Mart Stores, Inc.	193,797	11,447,589
		43,333,903

Sanitary Services - 0.26%
Allied Waste Industries, Inc. *	28,094	377,583
Ecolab, Inc.	14,616	668,536
Waste Management, Inc.	40,868	1,437,736
		2,483,855

Semiconductors - 2.43%
Advanced Micro Devices, Inc. *	50,523	317,790
Altera Corp.	24,969	565,298
Analog Devices, Inc.	24,164	675,625
Applied Materials, Inc.	112,894	2,023,060
Broadcom Corp., Class A *	37,252	896,283
Intel Corp.	477,079	10,910,797
KLA-Tencor Corp.	14,164	524,918
Linear Technology Corp.	18,479	603,155
LSI Logic Corp. *	53,092	353,062
MEMC Electronic Materials, Inc. *	18,968	931,139
Microchip Technology, Inc.	15,404	493,082
Micron Technology, Inc. *	63,369	268,685
National Semiconductor Corp.	17,977	385,247
Novellus Systems, Inc. *	8,317	188,546
NVIDIA Corp. *	46,203	584,006
QLogic Corp. *	11,041	206,246
Teradyne, Inc. *	14,291	133,335
Texas Instruments, Inc.	110,169	2,700,242
Xilinx, Inc.	23,260	604,295
		23,364,811

Software - 3.27%
Adobe Systems, Inc. *	44,295	1,897,155
Autodesk, Inc. *	18,652	662,706
BMC Software, Inc. *	15,908	517,965
CA, Inc.	32,519	777,529
Citrix Systems, Inc. *	15,286	462,707
Compuware Corp. *	21,793	249,094
Intuit, Inc. *	26,736	803,952
Microsoft Corp.	667,098	18,205,104
Novell, Inc. *	29,473	189,511
Oracle Corp. *	330,380	7,245,233
Teradata Corp. *	14,967	367,739
		31,378,695

Steel - 0.37%
AK Steel Holding Corp.	9,329	490,799
Allegheny Technologies, Inc.	8,421	412,629
Nucor Corp.	26,116	1,371,090
United States Steel Corp.	9,804	1,304,618
		3,579,136

Telecommunications Equipment & Services - 1.21%
American Tower Corp., Class A *	33,030	1,365,130
Ciena Corp. *	7,509	130,506
Corning, Inc.	131,172	2,694,273

Index 500 Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Telecommunications Equipment & Services (continued)
JDS Uniphase Corp. *	19,142	$194,483
QUALCOMM, Inc.	134,819	7,098,220
Tellabs, Inc. *	33,101	172,456
		11,655,068

Telephone - 2.96%
AT&T, Inc.	494,820	15,829,292
CenturyTel, Inc.	8,783	339,287
Embarq Corp.	12,289	579,549
Frontier Communications Corp. *	27,006	339,466
Qwest Communications International, Inc.	126,727	479,028
Sprint Nextel Corp.	237,457	2,070,625
Verizon Communications, Inc.	237,426	8,338,401
Windstream Corp.	37,254	462,695
		28,438,343

Tires & Rubber - 0.04%
Goodyear Tire & Rubber Company *	20,036	392,906

Tobacco - 1.62%
Altria Group, Inc.	174,435	3,668,368
Lorillard, Inc.	14,486	1,046,468
Philip Morris International, Inc.	175,683	9,434,177
Reynolds American, Inc.	14,266	755,813
UST, Inc.	12,313	659,854
		15,564,680

Toys, Amusements & Sporting Goods - 0.11%
Hasbro, Inc.	11,547	431,858
Mattel, Inc.	30,144	582,683
		1,014,541

Transportation - 0.14%
C.H. Robinson Worldwide, Inc.	14,215	740,743
Expeditors International of Washington, Inc.	17,765	641,139
		1,381,882

Travel Services - 0.00%
Interval Leisure Group, Inc. *	3,018	39,204

Trucking & Freight - 0.82%
FedEx Corp.	25,825	2,138,827
Ryder Systems, Inc.	4,789	308,986
United Parcel Service, Inc., Class B	85,026	5,451,867
		7,899,680
TOTAL COMMON STOCKS (Cost $1,020,074,966)		$933,815,825

SHORT TERM INVESTMENTS - 2.21%
Societe Generale North America, Inc.
2.10% due 09/02/2008	$21,274,000	$21,272,759
TOTAL SHORT TERM INVESTMENTS (Cost $21,272,759)		$21,272,759

Total Investments (Index 500 Fund) (Cost $1,041,347,725) - 99.43%		$955,088,584

Other Assets in Excess of Liabilities - 0.57%		5,479,671

TOTAL NET ASSETS - 100.00%		$960,568,255

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Equity Index Fund
	Shares or Principal Amount	Value
COMMON STOCKS - 93.22%

Argentina - 0.02%
Petrobras Energia Participaciones SA, ADR,
B Shares	2,810	$31,865
Siderar SA, Class A Shares, ADR *	603	39,961
Telecom Argentina SA, ADR, B Shares *	2,416	32,133
		103,959
Australia - 4.36%
AGL Energy, Ltd.	11,007	144,400
Alumina, Ltd.	37,887	161,230
Amcor, Ltd.	22,470	105,461
AMP, Ltd.	51,437	304,521
Aristocrat Leisure, Ltd.	9,179	46,106
Asciano Group	13,391	55,612
Australia and New Zealand
Banking Group, Ltd.	57,483	809,453
Australian Stock Exchange, Ltd.	5,604	168,136
Axa Asia Pacific Holdings, Ltd.	21,366	94,223
Babcock & Brown, Ltd.	6,031	12,580
Bendigo Bank, Ltd.	6,921	68,119
BHP Billiton, Ltd.	100,647	3,534,900
Billabong International, Ltd.	3,737	40,896
Bluescope Steel, Ltd.	23,877	187,746
Boart Longyear Group	29,189	48,826
Boral, Ltd.	16,164	88,807
Brambles, Ltd.	43,820	287,521
Caltex Australia, Ltd.	3,106	33,223
Centro Properties Group, Ltd. *	20,831	3,069
Centro Retail Group	32,506	6,765
CFS Gandel Retail Trust	39,804	73,370
Coca-Cola Amatil, Ltd.	13,978	102,094
Cochlear, Ltd.	1,292	60,617
Commonwealth Bank of Australia, Ltd.	39,065	1,405,914
Computershare, Ltd.	12,207	94,064
Crown, Ltd.	10,846	84,779
CSL, Ltd.	16,362	571,038
CSR, Ltd.	26,805	60,827
Dexus Property Group, REIT	76,333	96,055
Fortescue Metals Group, Ltd. *	39,653	257,612
Foster’s Group, Ltd.	55,641	265,565
General Property Trust, Ltd.	53,315	78,661
Goodman Fielder, Ltd.	23,651	29,822
Harvey Norman Holding, Ltd.	11,715	36,970
Incitec Pivot, Ltd.	1,794	244,061
James Hardie Industries, Ltd.	10,713	42,472
John Fairfax Holdings, Ltd.	31,574	75,924
Leighton Holdings, Ltd.	3,430	135,354
Lend Lease Corp.	8,815	72,462
Lion Nathan, Ltd.	6,742	51,564
Macquarie Airports, Ltd.	17,250	46,957
Macquarie Goodman Group, Ltd.	36,678	98,845
Macquarie Group, Ltd.	8,060	298,877
Macquarie Infrastructure Group, Ltd.	68,523	127,699
Macquarie Office Trust	45,981	40,736
Metcash, Ltd.	20,343	68,459
Mirvac Group, Ltd.	26,736	65,598
National Australia Bank, Ltd.	47,573	987,135
Newcrest Mining, Ltd. *	14,336	336,187

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Australia (continued)
NRMA Insurance Group, Ltd.	60,404	$204,185
OneSteel, Ltd.	27,722	161,971
Orica, Ltd.	8,822	186,833
Origin Energy, Ltd.	25,103	346,294
Oxiana, Ltd.	71,727	106,787
Paladin Resources, Ltd. *	12,209	60,235
Perpetual Trust of Australia, Ltd.	899	34,332
Qantas Airways, Ltd.	24,727	71,186
QBE Insurance Group, Ltd.	26,362	536,151
Rio Tinto, Ltd.	8,704	943,716
Santos, Ltd.	17,927	306,668
Sims Group, Ltd.	4,776	140,004
Sonic Healthcare, Ltd.	8,085	99,759
St. George Bank, Ltd.	17,295	446,025
Stockland Company, Ltd.	42,218	188,939
Suncorp-Metway, Ltd.	26,252	254,879
TABCORP Holdings, Ltd.	15,378	112,337
Tattersall’s, Ltd.	28,142	62,999
Telstra Corp., Ltd.	154,565	573,758
Toll Holdings, Ltd.	21,023	124,473
Transurban Group, Ltd. *	36,903	170,673
Virgin Blue Holdings, Ltd.	12,681	6,219
Wesfarmers, Ltd., Price Protected Shares	4,019	108,112
Wesfarmers, Ltd.	18,721	490,822
Westfield Group	53,531	785,526
Westpac Banking Corp., Ltd.	54,875	1,096,661
Woodside Petroleum, Ltd.	13,824	742,527
Woolworths, Ltd.	36,968	892,500
WorleyParsons, Ltd.	5,077	159,819
		21,525,702
Austria - 0.44%
Andritz AG	1,322	81,073
Erste Bank der Oesterreichischen
Sparkassen AG	5,848	349,477
Immoeast Immobilien Anlagen AG *	13,779	88,275
Immofinanz Immobilien Anlage AG	13,546	123,036
Meinl European Land, Ltd. *	10,061	101,931
Oesterreichische Elektrizitaets AG, Class A	2,263	170,629
OMV AG	5,122	328,149
Raiffeisen International Bank Holding AG	1,810	197,856
Strabag SE	1,673	103,075
Telekom Austria AG	11,432	245,726
Voestalpine AG	3,847	208,242
Wiener Staedtische Allgemeine
Versicherung AG	1,338	83,247
Wienerberger Baustoffindustrie AG	2,430	63,767
		2,144,483
Belgium - 0.74%
Belgacom SA	5,604	223,146
Colruyt SA	556	151,588
Compagnie Nationale A Portefeuille, ADR	1,297	94,526
Delhaize Group	3,047	196,574
Dexia SA	16,055	226,896
Fortis Group SA	69,188	957,994
Groupe Bruxelles Lambert SA	2,539	264,008
Inbev NV	5,865	406,577

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Belgium (continued)
KBC Ancora, ADR	1,044	$75,554
KBC Bancassurance Holding NV	4,868	462,500
Mobistar SA *	1,062	78,627
Solvay SA	1,845	225,893
UCB SA	3,288	128,577
Umicore	3,843	168,405
		3,660,865
Bermuda - 0.06%
Central European Media Enterprises, Ltd. *	1,041	81,626
SeaDrill, Ltd., GDR	8,336	227,493
		309,119
Brazil - 1.82%
All America Latina Logistica SA	12,700	146,868
Aracruz Celulose SA, SADR	845	46,720
B2W Companhia Global Do Varejo	2,100	74,917
Banco do Brasil SA	11,400	166,384
BM&F BOVESPA SA *	37,940	289,554
Brasil Telecom Participacoes SA, ADR	686	44,960
Brasil Telecom Participacoes SA	2,300	75,773
Centrais Eletricas Brasileiras SA, ADR,
B Shares * (a)	2,071	31,349
Centrais Eletricas Brasileiras SA, ADR *	3,447	62,055
Centrais Eletricas Brasileiras SA *	3,700	66,963
Cia Brasileira de Distribuicao Grupo Pao de
Acucar, ADR *	436	18,168
Cia de Bebidas das Americas, ADR (a)	743	40,129
Cia de Concessoes Rodoviarias, ADR	4,100	75,007
Cia de Saneamento Basico do Estado de Sao
Paulo *	3,741	84,666
Cia Energetica de Minas Gerais, ADR	5,411	116,769
Cia Vale do Rio Doce	27,206	725,549
Companhia Siderurgica Nacional SA, ADR	7,191	249,600
Companhia Siderurgica Nacional SA	4,666	161,736
Companhia Vale Do Rio Doce, ADR *	17,577	466,669
Companhia Vale Do Rio Doce, SADR *	24,806	589,639
Cosan SA Industria e Comercio *	3,405	54,250
CPFL Energia SA	4,100	85,522
Cyrela Brazil Realty SA	8,000	100,564
EDP- Energias do Brasil SA	2,700	47,176
Empresa Brasileira de Aeronautica SA	11,400	96,725
Empresa Brasileira de Aeronautica SA, ADR	1,575	53,471
Gafisa SA	3,629	51,964
Gerdau SA, SADR	11,612	217,261
Gerdau SA	5,575	87,079
Global Village Telecom Holding SA *	2,699	61,762
IronX Mineracao SA *	4,813	81,496
JBS SA	13,126	53,390
LLX Logistica SA *	3,621	7,575
Localiza Rent A CAR	4,173	41,986
Lojas Renner SA	4,100	74,202
MMX Mineracao e Metalicos SA *	3,621	35,521
MRV Engenharia e Participacoes SA	2,629	51,935
Natura Cosmeticos SA	4,800	55,892
OGX Petroleo e Gas Participacoes SA *	400	141,423
Perdigao SA *	3,600	90,133
Petroleo Brasileiro SA, ADR	15,342	809,137

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Brazil (continued)
Petroleo Brasileiro SA, SADR	21,468	$922,480
Petroleo Brasileiro SA	39,884	1,043,835
Redecard SA	8,362	148,926
Souza Cruz SA	2,500	65,383
Tele Norte Leste Participacoes SA, ADR	5,457	126,712
Tele Norte Leste Participacoes SA	2,500	61,396
Tractebel Energia SA	5,100	63,046
Ultrapar Participacoes SA	2,400	86,194
Unibanco - Uniao de Bancos Brasileiros SA *	17,180	203,525
Unibanco - Uniao De Bancos
Brasileiros SA, ADR *	1,717	205,285
Usinas Siderurgicas de Minas Gerais
SA, SADR	3,255	114,187
Usinas Siderurgicas de Minas Gerais SA	2,100	72,276
Vivo Participacoes SA, ADR *	3,208	16,778
Votorantim Celulose e Papel SA, SADR *	1,189	25,112
		8,987,074
Canada - 6.93%
Addax Petroleum Corp.	2,300	87,880
Agnico-Eagle Mines, Ltd.	4,600	264,052
Agrium, Inc.	4,900	414,456
Alimentation Couche Tard, Inc., ADR	3,500	42,852
ARC Energy Trust	2,700	76,820
Astral Media, Inc.	1,200	37,566
Bank Nova Scotia Halifax	30,500	1,408,952
Bank of Montreal	15,500	679,238
Barrick Gold Corp.	26,508	922,462
BCE, Inc.	7,873	298,296
Biovail Corp.	3,200	34,960
Bombardier, Inc. *	43,000	334,102
Brookfield Asset Management, Inc.	15,125	469,362
Brookfield Properties Corp.	7,550	158,779
CAE, Inc.	6,000	63,289
Cameco Corp.	11,100	333,899
Canadian Imperial Bank of Commerce	11,800	713,134
Canadian National Railway Company	14,600	766,026
Canadian Natural Resources, Ltd.	16,700	1,425,587
Canadian Oil Sands Trust	7,500	363,487
Canadian Pacific Railway, Ltd.	4,600	280,644
Canadian Tire Corp., Ltd. (a)	2,700	137,238
Canadian Utilities, Ltd.	1,200	48,710
CGI Group, Inc. *	7,100	77,500
CI Financial Income Fund *	1,500	32,845
Eldorado Gold Corp. *	7,900	62,795
Enbridge, Inc.	10,700	448,739
EnCana Corp.	22,600	1,698,725
Enerplus Resources Fund	4,500	195,122
Ensign Energy Services, Inc. *	4,800	108,088
Fairfax Financial Holdings, Ltd.	600	131,663
Finning International, Inc.	4,400	100,117
First Quantum Minerals, Ltd.	1,700	109,672
Fording Canadian Coal Trust	4,700	418,078
Fortis, Inc.	3,800	93,336
George Weston, Ltd. *	1,300	57,703
Gerdau Ameristeel Corp.	5,700	80,524
Gildan Activewear, Inc. *	2,800	65,715

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Canada (continued)
Goldcorp, Inc.	21,653	$736,585
Great-West Lifeco, Inc.	8,500	256,969
Groupe Aeroplan, Inc.	6,736	105,309
Harvest Energy Trust	3,100	63,501
Husky Energy, Inc.	8,100	358,084
IGM Financial, Inc. *	4,000	167,225
Imperial Oil, Ltd.	9,800	504,029
ING Canada, Inc., ADR	1,400	52,741
Inmet Mining Corp.	1,300	78,296
Ivanhoe Mines, Ltd. *	5,800	65,276
Jazz Air Income Fund, ADR *	415	2,302
Kinross Gold Corp.	19,158	315,752
Loblaw Companies, Ltd. *	2,600	74,170
Lundin Mining Corp. *	7,900	37,796
Magna International, Inc.	2,900	166,549
Manulife Financial Corp. (c)	45,800	1,643,848
MDS, Inc. *	3,100	47,501
Methanex Corp.	2,600	66,065
Metro, Inc.	3,400	94,462
National Bank of Canada *	4,800	226,122
Nexen, Inc.	14,600	457,608
Niko Resources, Ltd. *	1,100	79,874
Nortel Networks Corp. *	10,260	62,035
Nova Chemicals Corp.	2,100	60,915
Onex Corp.	2,300	61,843
OPTI Canada, Inc. *	4,400	79,770
Pan American Silver Corp. *	1,500	40,262
Penn West Energy Trust	11,815	346,839
Petro-Canada	14,600	645,574
Potash Corp. of Saskatchewan, Inc.	9,700	1,687,862
Power Corp. Of Canada *	10,900	337,532
Power Financial Corp. *	7,500	244,608
Precision Drilling Trust, ADR	1,200	25,474
Provident Energy Trust	5,500	58,740
QLT, Inc. *	250	942
Research In Motion, Ltd. *	15,400	1,876,340
RioCan Real Estate Investment Trust	2,600	52,744
Ritchie Bros. Auctioneers, Inc.	2,100	55,971
Rogers Communications, Inc., Class B	15,300	554,477
Royal Bank of Canada	39,400	1,808,957
Saputo, Inc.	3,600	93,441
Shaw Communications, Inc.	9,800	211,358
Sherritt International Corp., ADR	10,500	94,439
Shoppers Drug Mart Corp.	6,200	323,488
Silver Wheaton Corp. *	5,900	68,346
Sino-Forest Corp. *	5,700	107,365
Sun Life Financial, Inc.	17,500	674,915
Suncor Energy, Inc.	28,000	1,603,315
Talisman Energy, Inc.	31,400	555,074
Teck Cominco, Ltd.	13,200	551,471
Telus Corp. - Non Voting Shares	4,900	193,776
Telus Corp. *	1,400	56,235
Thomson Corp.	7,100	239,052
TMX Group, Inc.	3,000	97,843
Toronto Dominion Bank Ontario	24,200	1,416,035
TransAlta Corp.	5,700	199,430

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Canada (continued)
Trans-Canada Corp.	17,500	$663,708
Trican Well Service, Ltd. *	3,100	62,596
Uranium One, Inc. *	19,000	81,418
Yamana Gold, Inc.	20,493	222,532
Yellow Pages Income Fund (a)	5,800	54,952
		34,214,151
Chile - 0.26%
Banco Santander Chile SA, ADR	2,667	117,375
Cia Cervecerias Unidas SA, ADR	1,107	38,291
Compania de Telecomunicaciones de Chile
SA, SADR	7,734	42,924
Corpbanca SA, SADR	650	17,394
Distribucion y Servicio D&S SA, ADR	1,566	35,626
Embotelladora Andina SA, ADR, Series A	915	14,850
Embotelladora Andina SA, ADR, Series B (a)	1,006	18,339
Empresa Nacional de Electricidad SA, ADR	7,069	321,640
Enersis SA, SADR	16,935	290,266
Lan Airlines SA, SADR	4,620	54,193
Sociedad Quimica y Minera de
Chile SA, ADR, B Shares	7,170	274,754
Vina Concha Y Toro SA, ADR (a)	911	36,121
		1,261,773
China - 1.44%
Air China, Ltd., Class H	83,466	42,552
Aluminum Corp. of China, Ltd.	122,780	108,270
Angang New Steel Company, Ltd. Class H	35,012	47,391
Bank of China, Ltd.	821,500	353,122
Bank of Communications Company, Ltd.,
Class H	187,879	215,428
Beijing Capital International Airport Company,
Ltd., Class H	61,211	48,151
Beijing Datang Power Generation
Company, Ltd., Class H	113,136	74,458
BYD Company, Ltd., H Shares	24,494	28,091
Chaoda Modern Agriculture Holdings, Ltd.	70,399	74,763
China Communications Services Corp., Ltd.,
Class H	60,000	48,654
China Construction Bank	1,039,118	842,187
China Life Insurance Company, Ltd.	218,376	830,026
China Mengniu Dairy Company, Ltd.	35,498	107,138
China Merchants Bank Company, Ltd.	85,300	284,425
China Oilfield Services, Ltd., H Shares	52,000	69,176
China Petroleum & Chemical Corp., Class H	524,030	504,650
China Shipping Container Lines Company, Ltd.	134,076	32,730
China Shipping Development Company, Ltd.,
Class H	41,568	98,217
China Telecom Corp., Ltd. (a)	442,396	225,130
China Travel International Investment
Hong Kong, Ltd. (a)	175,709	38,328
COSCO Holdings	88,879	168,612
Country Garden Holdings Company, Ltd. (a)	104,000	46,448
Dongfeng Motor Group Company, Ltd.	130,780	55,222
Foxconn International Holdings, Ltd. *	81,000	60,112
Guangdong Investment, Ltd.	96,780	32,860
Guangshen Railway Company, Ltd., Class H	61,211	27,509

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

China (continued)
Guangzhou R&F Properties Company, Ltd., H
Shares	31,200	$53,989
Huaneng Power International, Inc., Class H	100,564	74,800
Industrial & Commercial Bank of China, Ltd.	1,289,000	882,595
Jiangsu Expressway, Ltd.	46,855	35,878
Jiangxi Copper Company, Ltd., Class H	43,925	69,712
KWG Property Holding, Ltd.	34,500	15,762
Lenovo Group, Ltd.	150,564	100,915
Maanshan Iron & Steel Company, Ltd.	77,925	34,871
PetroChina Company, Ltd., Class H	655,739	840,662
PICC Property & Casualty Company, Ltd.,
Class H	84,780	47,868
Shanghai Electric Group Company, Ltd. *	133,136	54,813
Shui On Land, Ltd. (a)	71,500	54,256
Sinopec Shanghai Petrochemical
Company, Ltd., Class H	92,066	28,966
Tingyi Cayman Islands Holding Corp., GDR	60,000	71,792
Yanzhou Coal Mining Company, Ltd., Class H	63,210	109,252
Zhejiang Expressway Company, Ltd., Class H	54,282	36,223
Zijin Mining Group, Ltd.	119,686	80,964
ZTE Corp., Class H	11,139	52,837
		7,109,805
Colombia - 0.05%
BanColombia SA, ADR	7,807	259,973

Czech Republic - 0.15%
CEZ AS	5,951	446,553
Komercni Banka AS	489	107,233
Telefonica Czech Republic AS	3,617	110,933
Unipetrol AS	1,919	23,370
Zentiva NV	603	38,159
		726,248
Denmark - 0.75%
A P Moller Maersk AS, Series A	17	190,496
A P Moller Maersk AS	33	369,195
Carlsberg AS, B Shares	2,200	195,298
Coloplast AS	923	66,082
Danisco AS (a)	1,700	114,140
Danske Bank AS	13,700	385,513
DSV AS, ADR	5,800	112,090
FLS Industries AS, B Shares	1,800	144,320
Jyske Bank *	1,841	103,088
Novo Nordisk AS	14,250	795,461
Novozymes AS, B Shares	1,550	155,655
Rockwool International AS, B Shares	400	38,771
Sydbank AS	2,200	71,683
Topdanmark AS *	500	73,745
TrygVesta AS	997	67,694
Vestas Wind Systems AS *	5,600	759,883
William Demant Holdings AS *	900	43,444
		3,686,558
Egypt - 0.13%
Commercial International Bank	5,542	48,231
Egypt Kuwait Holding Company	12,351	29,692
Egyptian Company for Mobile Services	780	18,155
Egyptian Financial Group-Hermes Holding	7,160	63,486

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Egypt (continued)
EL Ezz Aldekhela Steel Alexandria	61	$16,523
EL EZZ Steel Company	1,819	8,653
ElSwedy Cables Holding Company *	1,960	49,192
Orascom Construction Industries	2,484	156,989
Orascom Telecom Holding SAE	15,017	154,089
Sidi Kerir Petrochemicals Company	9,437	29,689
Talaat Moustafa Group *	21,101	25,400
Telecom Egypt	7,610	23,360
		623,459
Finland - 1.17%
Cargotec Corp. Oyj, B Shares	1,525	46,752
Elisa Oyj, Class A	4,450	94,927
Fortum Corp. Oyj	13,679	561,465
Kesko Oyj	2,100	64,691
Kone Corp. Oyj	5,028	155,725
Metra Oyj, B Shares	2,600	149,316
Metso Oyj	4,200	163,235
Neste Oil Oyj	4,472	106,634
Nokia AB Oyj	121,650	3,045,796
Nokian Renkaat Oyj	3,700	131,767
OKO Bank PLC, Series A	3,600	58,100
Orion Oyj, Series B	3,113	58,594
Outokumpu Oyj	4,200	100,572
Rautaruukki Oyj *	3,200	108,540
Sampo Oyj, A Shares	13,901	349,713
SanomaWSOY Oyj	2,870	56,957
Stora Enso Oyj, Series R	18,000	180,352
UPM-Kymmene Oyj	16,422	280,579
YIT Oyj	4,142	64,429
		5,778,144
France - 7.07%
Accor SA	5,994	396,390
Aeroports de Paris	897	78,176
Air France KLM	2,755	66,282
Air Liquide	7,770	943,746
Alcatel-Lucent *	73,858	449,017
Alstom	6,373	647,383
Atos Origin SA	1,722	92,545
AXA Group SA	46,657	1,488,705
BNP Paribas SA	24,808	2,225,404
Bouygues SA	7,278	438,655
Bureau Veritas SA	1,080	61,275
Cap Gemini SA	4,408	260,250
Carrefour SA	19,252	1,017,657
Casino Guich-Perrachon SA	1,527	149,636
Christian Dior SA	1,450	154,245
Cie Generale de Geophysique-Veritas *	3,270	134,265
CNP Assurances SA	1,093	131,196
Compagnie de Saint-Gobain SA	8,521	520,598
Compagnie Generale des Etablissements
Michelin, Class B	3,967	257,141
Credit Agricole SA	26,938	571,112
Dassault Systemes SA	1,400	84,613
Eiffage SA	991	65,831
Electricite de France	6,190	529,395

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

France (continued)
Eramet	138	$75,564
Essilor International SA	5,581	296,896
Eurazeo	678	66,601
European Aeronautic Defence &
Space Company	10,486	234,744
Eutelsat Communications *	2,326	64,480
France Telecom SA	56,355	1,661,625
Gaz de France	32,859	1,891,603
Gecina SA	319	39,351
Groupe DANONE	13,563	945,430
Hermes International SA	2,194	311,578
ICADE	430	40,160
Imerys SA	796	50,979
JC Decaux SA	1,327	29,388
Klepierre SA	1,727	68,843
Lafarge SA	4,515	544,681
Lagardere S.C.A.	3,177	177,346
Legrand SA, ADR	2,523	64,502
L’Oreal SA	7,189	713,577
LVMH Moet Hennessy SA	7,204	765,051
M6-Metropole Television	1,462	32,555
Natixis	11,562	97,130
Neopost SA	752	78,400
PagesJaunes Groupe SA	3,253	46,537
Pernod-Ricard SA	5,092	475,999
PPR SA	2,207	256,650
PSA Peugeot Citroen SA	5,018	238,413
Publicis Groupe SA	3,212	107,655
Renault Regie Nationale SA	5,724	477,972
Safran SA	4,155	73,841
Sanofi-Aventis SA	31,173	2,211,585
Schneider Electric SA	6,747	678,201
SCOR SE	4,287	98,766
Societe BIC SA	609	36,742
Societe Generale	16,455	1,587,291
Societe Television Francaise 1	2,677	46,512
Sodexho Alliance	2,414	162,890
STMicroelectronics NV	21,779	284,469
Suez Environnement SA *	7,293	209,476
Suez SA Strip VVPR *	1,452	21
Technip SA	3,265	267,958
Thales SA	2,184	123,089
Total SA	65,371	4,696,000
Unibail-Rodamco, REIT	2,483	515,546
Valeo SA	1,584	56,479
Vallourec SA	1,521	423,128
Veolia Environnement SA	11,168	599,015
Vinci SA	12,462	707,658
Vivendi SA	35,190	1,359,495
Wendel	736	81,149
Zodiac SA	1,000	50,144
		34,886,682
Germany - 6.22%
Adidas-Salomon AG	6,153	360,211
Allianz SE	13,787	2,296,559
Arcandor AG *	4,443	35,168

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Germany (continued)
BASF SE	29,565	$1,705,726
Bayer AG	23,286	1,840,346
Bayerische Motoren Werke (BMW) AG	10,490	429,149
Beiersdorf AG	2,505	145,493
Bilfinger Berger AG	1,183	83,186
Celesio AG	2,977	113,880
Commerzbank AG	18,869	552,710
Continental AG *	4,743	514,212
Daimler AG	28,150	1,640,874
Deutsche Bank AG	15,516	1,317,722
Deutsche Boerse AG	6,040	570,626
Deutsche Lufthansa AG	6,658	142,970
Deutsche Post AG	27,442	642,693
Deutsche Postbank AG	2,305	150,360
Deutsche Telekom AG	86,626	1,434,352
E.ON AG	58,316	3,405,636
Fraport AG, ADR	1,246	80,137
Fresenius AG	720	60,256
Fresenius Medical Care AG	5,911	316,967
Fresenius SE	2,532	206,230
GEA Group AG	4,996	157,045
Hamburger Hafen und Logistik AG	676	42,275
Hannover Rueckversicherung AG	1,604	68,438
Heidelbergcement AG	665	74,874
Henkel AG & Company KGaA	3,909	136,592
Henkel AG & Company KGaA	5,427	212,698
Hochtief AG	1,513	127,424
Hypo Real Estate Holding AG	5,122	124,651
Infineon Technologies AG *	21,487	183,164
IVG Immobilien AG	2,299	42,232
K&S AG	4,591	554,076
Linde AG	4,042	508,420
MAN AG	3,416	333,320
Merck KGAA *	2,080	238,337
Metro AG	3,637	202,197
Muenchener Rueckversicherungs-
Gesellschaft AG	6,282	975,324
ProSieben Sat.1 Media AG	1,970	20,112
Puma AG	164	51,520
Q-Cells AG *	1,794	180,709
Rheinmetall AG	1,272	80,970
RWE AG	13,595	1,466,536
Salzgitter AG	1,375	210,754
SAP AG	26,643	1,492,797
Siemens AG	26,537	2,880,527
Solarworld AG	2,809	145,618
Thyssen Krupp AG	11,090	553,289
TUI AG	6,232	123,940
United Internet AG	3,344	48,665
Volkswagen AG	4,484	1,339,069
Wacker Chemie AG	416	76,436
		30,697,472
Greece - 0.48%
Alpha Bank A.E.	11,394	289,931
Bank of Piraeus SA	10,462	281,981
Coca-Cola Hellenic Bottling Company SA	4,795	118,091

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Greece (continued)
EFG Eurobank Ergas SA	10,407	$209,353
Hellenic Petroleum SA	4,660	58,142
Hellenic Telecommunications Organization SA	8,780	187,670
Marfin Financial Group SA Holdings *	20,772	131,151
National Bank of Greece SA	15,489	682,770
OPAP SA	7,290	255,298
Public Power Corp.	2,990	75,352
Titan Cement Company SA	2,180	80,731
		2,370,470
Hong Kong - 2.91%
Agile Property Holdings, Ltd.	63,211	46,561
Alibaba.com, Ltd. * (a)(h)	32,500	40,906
Anhui Conch Cement Company, Ltd., Class H *	15,070	77,910
ASM Pacific Technology, Ltd.	4,500	30,318
Bank of East Asia, Ltd.	40,142	158,680
Beijing Enterprises Holdings, Ltd.	12,714	47,194
Belle International Holdings, Ltd., GDR	84,888	85,247
BOC Hong Kong Holdings, Ltd.	117,500	261,292
C C Land Holdings, Ltd.	20,000	8,434
Cathay Pacific Airways, Ltd.	33,000	61,195
Cheung Kong Holdings, Ltd.	41,000	582,772
Cheung Kong Infrastructure Holdings, Ltd.	17,000	73,729
China Agri-Industries Holdings, Ltd. *	65,784	44,499
China BlueChemical, Ltd.	68,000	43,676
China CITIC Bank	170,000	97,444
China Coal Energy Company, H Shares	93,595	156,690
China Communications
Construction Company , Ltd.	130,665	220,894
China Eastern Airlines Corp., Ltd. *	66,639	13,800
China Everbright, Ltd.	31,784	57,064
China High Speed Transmission Equipment
Group Company, Ltd.	29,000	56,407
China Insurance International Holdings
Company, Ltd.	26,000	53,828
China Merchants Holdings International
Company, Ltd.	38,100	140,456
China Mobile, Ltd.	184,970	2,099,777
China National Building Material Company,
Ltd.	28,000	43,228
China Netcom Group Corp Hong Kong, Ltd.	52,000	123,024
China Overseas Land & Investment, Ltd.	124,921	207,496
China Railway Construction Corp. *	55,000	75,528
China Railway Group, Ltd. *	124,000	95,147
China Resource Power Holdings, Ltd.	47,211	116,056
China Resources Enterprises, Ltd.	36,855	99,737
China Resources Land, Ltd.	51,211	59,955
China Shenhua Energy Company, Ltd.	104,500	356,842
China Southern Airlines Company, Ltd. *	30,855	9,769
China Unicom, Ltd.	114,000	180,348
Chinese Estates Holdings, Ltd.	28,215	39,473
CITIC International Financial Holdings, Ltd. *	62,000	49,733
Citic Pacific, Ltd.	39,033	135,417
CITIC Resources Holdings, Ltd. *	98,900	23,527
CLP Holdings, Ltd.	62,500	507,028
CNOOC, Ltd.	480,720	747,423
CNPC Hong Kong, Ltd.	100,000	38,335

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Hong Kong (continued)
Cosco Pacific, Ltd.	38,855	$59,102
Denway Motors, Ltd.	175,559	62,548
Dongfang Electrical Machinery Company, Ltd.	6,000	18,589
Esprit Holdings, Ltd.	32,000	264,168
Fosun International	65,500	36,609
Gome Electrical Appliances Holdings, Ltd.	205,708	84,467
Guangzhou Investment Company, Ltd.	259,493	34,514
Hang Lung Group, Ltd. (a)	30,000	127,794
Hang Lung Properties, Ltd.	59,000	186,754
Hang Seng Bank, Ltd.	22,900	451,663
Harbin Power Equipment Company, Ltd.	24,000	29,568
Henderson Investment, Ltd.	12,000	796
Henderson Land Development Company, Ltd.	30,508	183,902
Hengan International Group Company, Ltd.,
GDR	22,000	73,594
Hidili Industry International Development, Ltd.	37,000	42,900
Hong Kong & China Gas Company, Ltd. (a)	125,870	282,411
Hong Kong Aircraft Engineering Company	1,600	17,815
Hong Kong Electric Holdings, Ltd. (a)	44,000	279,367
Hong Kong Exchange & Clearing, Ltd.	30,000	387,525
Hopewell Holdings, Ltd.	23,000	87,640
Hopson Development Holdings, Ltd., GDR (a)	26,000	25,772
Hutchison Telecommunications
International, Ltd. *	59,000	73,631
Hutchison Whampoa, Ltd.	66,000	612,707
Hysan Development Company, Ltd.	15,968	43,637
Kerry Properties, Ltd.	18,601	88,699
Kingboard Chemical Holdings, Ltd.	14,000	63,000
Lee & Man Paper Manufacturing, Ltd.	8,000	7,989
Li & Fung, Ltd.	63,600	193,394
Li Ning Company, Ltd.	22,749	56,513
Lifestyle International Holdings, Ltd.	15,500	19,704
Link, REIT	68,679	161,455
Mongolia Energy Company, Ltd. *	89,000	82,209
MTR Corp., Ltd.	41,073	132,235
New World Development Company, Ltd.	69,724	105,824
Nine Dragons Paper Holdings, Ltd.	61,600	37,716
Noble Group, Ltd.	52,400	70,803
NWS Holdings, Ltd.	24,205	53,443
Orient Overseas International, Ltd.	5,000	17,126
Pacific Basin Shipping, Ltd.	49,000	66,427
Parkson Retail Group, Ltd.	42,500	60,962
PCCW, Ltd.	99,000	61,940
Ping An Insurance Group Company of China,
Ltd.	39,355	287,178
Shanghai Industrial Holdings, Ltd.	18,070	48,772
Shangri-La Asia, Ltd.	38,000	72,967
Shimao Property Holdings, Ltd., GDR	49,500	55,407
Shougang Concord International Enterprises
Company, Ltd.	128,000	30,324
Shun Tak Holdings, Ltd.	30,000	17,461
Sino Land Company, Ltd.	49,728	87,047
Sinofert Holdings, Ltd.	76,000	49,398
Sino-Ocean Land Holdings, Ltd.	122,500	60,347
Soho China, Ltd.	73,500	38,295
Sun Hung Kai Properties, Ltd.	43,000	586,324
Swire Pacific, Ltd., Class A	23,500	234,734

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Hong Kong (continued)
Television Broadcasting Company, Ltd.	7,000	$39,072
Tencent Holdings, Ltd.	30,000	254,590
Wharf Holdings, Ltd.	39,625	143,204
Wheelock and Company, Ltd.	27,000	64,037
Wing Hang Bank, Ltd.	6,085	69,166
Wing Lung Bank, Ltd.	2,500	47,643
Yue Yuen Industrial Holdings, Ltd.	25,500	70,648
		14,370,365
Hungary - 0.14%
Gedeon Richter Rt.	346	68,568
Magyar Telekom Rt.	11,601	59,473
MOL Magyar Olaj & Gazipari Rt.	1,808	194,224
OTP Bank Rt. *	8,169	366,365
		688,630
India - 1.24%
Bajaj Auto, Ltd., ADR (h)	1,087	11,914
Bajaj Auto, Ltd.	1,087	14,548
Bajaj Finserv, Ltd.	1,087	13,287
Dr. Reddy’s Laboratories, Ltd., ADR	11,962	163,401
Grasim Industries, Ltd., ADR (h)	2,801	120,751
ICICI Bank, Ltd., SADR	25,974	805,713
Infosys Technologies, Ltd., ADR	31,087	1,283,271
Larsen & Toubro, Ltd., ADR (h)	1,366	80,643
Ranbaxy Laboratories, Ltd., ADR	11,751	129,261
Reliance Communication, Ltd., ADR * (h)	42,677	383,884
Reliance Energy, Ltd., ADR (h)	447	30,271
Reliance Industries, Ltd., GDR (h)	21,376	2,058,509
Reliance Natural Resources, Ltd., ADR * (a)(h)	8,956	38,588
Satyam Computer Services, Ltd., ADR	17,159	381,959
State Bank of India GDR	50	3,163
State Bank of India, Ltd., ADR	2,896	183,896
Tata Communications, Ltd., ADR (a)	1,347	25,068
Tata Motors, Ltd., SADR	13,132	129,482
Wipro, Ltd., ADR (a)	24,056	278,568
		6,136,177
Indonesia - 0.29%
Aneka Tambang Tbk PT	82,500	16,865
Astra Agro Lestari Tbk PT	10,000	19,465
Astra International Tbk PT	64,000	144,126
Bank Central Asia Tbk PT	396,500	136,317
Bank Danamon Indonesia Tbk PT	42,500	24,855
Bank Internasional Indonesia Tbk PT	929,500	46,729
Bank Mandiri Tbk PT	256,500	78,420
Bank Rakyat Indonesia Tbk PT	180,000	113,893
Bumi Resources Tbk PT	511,500	304,072
Indocement Tunggal Prakarsa Tbk PT	23,000	15,985
Indofood Sukses Makmur Tbk PT	105,500	25,693
Indosat Tbk PT	60,500	39,934
International Nickel Indonesia Tbk PT	50,000	20,200
Perusahaan Gas Negara Tbk PT	347,500	96,068
PT Telekomunikiasi Indonesia, ADR	4,500	156,690
Semen Gresik Persero Tbk PT	35,000	15,368
Telekomunikasi Indonesia Tbk PT	112,500	98,585
Truba Alam Manunggal Engineering PT *	180,000	9,312
Unilever Indonesia Tbk PT	38,000	29,938

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Indonesia (continued)
United Tractors Tbk PT	32,000	$35,884
		1,428,399
Ireland - 0.40%
Allied Irish Banks PLC - London Exchange	9,456	119,650
Allied Irish Banks PLC	18,191	229,252
Anglo Irish Bank Corp. PLC	23,660	202,957
Bank of Ireland - London Exchange	11,293	90,798
Bank of Ireland	21,227	170,157
C&C Group PLC	179	646
CRH PLC - London Exchange	5,177	135,898
CRH PLC	11,628	303,326
Elan Corp. PLC *	3,492	47,012
Elan Corp. PLC *	10,203	140,412
Experian Group, Ltd.	32,908	247,875
Greencore Group PLC	30	87
Irish Life & Permanent PLC - London
Exchange	2,216	20,713
Irish Life & Permanent PLC	6,111	56,900
Kerry Group PLC	2,619	71,025
Kerry Group PLC - London	1,487	40,186
Paddy Power PLC	146	3,416
Ryanair Holdings PLC, SADR *	1,496	34,049
Smurfit Kappa Group PLC	5,879	37,746
		1,952,105
Israel - 0.48%
Africa-Israel Investments, Ltd.	311	11,739
Aladdin Knowledge Systems, ADR *	122	1,538
Alvarion, Ltd., ADR *	649	4,205
Audio Codes, Ltd., ADR *	664	2,756
Bank Hapoalim, Ltd.	32,717	127,262
Bank Leumi Le-Israel, Ltd.	29,578	121,991
Bezek Israeli Telecommunications Corp., Ltd.	26,127	46,557
Cellcom Israel, Ltd.	2,408	75,732
Check Point Software Technologies, Ltd. *	5,245	128,450
Delek Group, Ltd.	53	6,373
Discount Investment Corp.	1,168	26,123
Elbit Systems, Ltd.	841	46,185
Gazit Globe, Ltd.	586	4,692
Given Imaging Corp., ADR * (a)	209	3,288
ICL Israel Chemicals, Ltd.	15,125	251,069
IDB Development Corp., Ltd.	138	3,002
Israel Corp., Ltd. *	77	78,114
Israel Discount Bank, Ltd. *	11,163	18,345
Koor Industries, Ltd.	225	9,892
Makhteshim-Agam Industries, Ltd.	10,965	74,034
Nice Systems, Ltd. *	2,378	72,566
Oil Refineries, Ltd.	23,107	14,539
Ormat Industries	1,927	21,464
Partner Communications, Ltd.	3,696	79,939
RADWARE, Ltd., ADR *	413	4,027
Syneron Medical, Ltd., ADR *	423	6,984
Teva Pharmaceutical Industries, Ltd.	22,952	1,087,116
United Mizrahi Bank, Ltd.	3,045	19,361
		2,347,343

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Italy - 2.69%
A2A SpA	43,914	$137,253
Alleanza Assicurazioni SpA	14,266	135,399
Assicurazioni Generali SpA	32,935	1,097,346
Autogrill SpA (a)	3,858	48,010
Autostrade SpA	8,084	214,001
Banca Carige SpA	23,801	79,479
Banca Intesa SpA - Non convertible	29,386	142,215
Banca Monte dei Paschi Siena SpA	62,754	164,841
Banca Popolare di Milano SpA	13,509	134,542
Banche Popolari Unite SpA	19,038	425,566
Banco Popolare Societa Cooperativa	19,738	375,981
Bulgari SpA	5,567	56,932
Enel SpA	134,705	1,236,830
Eni SpA	80,451	2,609,613
Fiat SpA	21,905	338,647
Finmeccanica SpA	9,505	254,222
Fondiaria-Sai SpA	2,243	62,148
IFIL - Investments SpA	10,952	71,347
Intesa Sanpaolo SpA	239,443	1,285,295
Italcementi SpA, RNC	4,453	51,024
Italcementi SpA	2,818	39,466
Lottomatica SpA	2,312	71,140
Luxottica Group SpA	4,975	124,840
Mediaset SpA	23,863	173,253
Mediobanca SpA	15,887	226,309
Mediolanum SpA	9,238	40,069
Parmalat SpA	51,752	142,400
Pirelli & Company SpA	91,832	62,013
Prysmian SpA	4,304	105,348
Saipem SpA	8,265	327,043
Snam Rete Gas SpA	24,903	155,570
Telecom Italia SpA - RSP	208,497	264,266
Telecom Italia SpA	315,811	507,938
Terna SpA	39,751	159,719
UniCredito Italiano SpA	351,325	1,890,358
Unipol Gruppo Finanziario SpA, ADR	24,906	62,095
		13,272,518
Japan - 14.79%
Acom Company, Ltd.	1,430	39,828
Advantest Corp.	5,200	108,636
AEON Company, Ltd.	18,300	209,873
AEON Credit Service Company, Ltd.	1,600	18,198
Aeon Mall Company, Ltd.	1,700	48,724
Aiful Corp.	1,700	13,740
Aioi Insurance Company, Ltd.	12,000	59,077
Aisin Seiki Company	5,800	152,692
Ajinomoto Company, Inc.	20,000	182,230
Alfresa Holdings Corp.	800	52,025
All Nippon Airways Company, Ltd.	16,000	59,186
Alps Electric Company, Ltd.	4,700	42,479
Amada Company, Ltd.	10,000	60,570
Aozora Bank, Ltd.	13,000	25,335
Asahi Breweries, Ltd.	11,600	214,864
Asahi Glass Company, Ltd.	31,000	329,097
Asahi Kasei Corp.	37,000	173,770
ASICS Corp.	4,000	35,241

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Japan (continued)
Astellas Pharmaceuticals, Inc.	15,500	$698,147
Bank of Kyoto, Ltd.	10,000	104,295
Benesse Corp.	2,600	113,992
Bridgestone Corp.	19,000	319,641
Brother Industries, Ltd.	7,400	82,832
Canon Sales Company, Inc.	1,800	29,541
Canon, Inc.	32,600	1,461,906
Casio Computer Company, Ltd.	6,000	66,773
Central Japan Railway Company, Ltd.	50	519,393
Chiba Bank, Ltd.	23,000	126,037
Chubu Electric Power Company, Inc.	20,200	481,349
Chugai Pharmaceutical Company, Ltd.	6,000	99,107
Chugoku Bank, Ltd. *	4,000	52,300
Chugoku Electric Power Company, Inc.	9,100	204,773
Citizen Watch Company, Ltd.	8,600	59,389
Coca-Cola West Japan Company, Ltd.	1,100	25,440
Cosmo Oil Company, Ltd.	19,000	55,494
Credit Saison Company, Ltd.	4,800	96,701
CSK Corp.	1,600	25,243
Dai Nippon Printing Company, Ltd.	17,000	240,014
Daicel Chemical Industries, Ltd.	7,000	35,497
Daido Steel Company, Ltd.	7,000	38,828
Daihatsu Motor Company, Ltd.	7,000	86,170
Daiichi Sankyo Company, Ltd.	22,000	661,868
Daikin Industries, Ltd.	8,400	283,151
Dainippon Ink & Chemicals, Inc.	16,000	35,459
Dainippon Sumitomo Pharma Company, Ltd.	4,000	35,447
Daito Trust Construction Company, Ltd.	2,800	116,076
Daiwa House Industry Company, Ltd.	15,000	147,400
Daiwa Securities Group, Inc.	41,000	316,538
Dena Company, Ltd.	8	39,031
Denki Kagaku Kogyo Kabushiki Kaisha	12,000	33,835
Denso Corp.	15,200	394,037
Dentsu, Inc.	62	124,676
Dowa Mining Company, Ltd.	7,000	38,997
East Japan Railway Company	104	827,223
Eisai Company, Ltd.	8,200	326,105
Electric Power Development Company, Ltd.	3,700	136,029
Elpida Memory, Inc. *	3,500	75,364
Familymart Company, Ltd.	2,100	85,056
Fanuc, Ltd.	5,900	438,950
Fast Retailing Company, Ltd.	1,300	131,217
Fuji Electric Holdings Company, Ltd.	15,000	35,325
Fuji Heavy Industries, Ltd.	20,000	114,332
Fuji Photo Film Company, Ltd.	15,100	415,491
Fuji Television Network, Inc.	11	15,789
Fujitsu, Ltd.	56,000	387,064
Fukuoka Financial Group, Inc.	27,000	94,974
Furukawa Electric Company, Ltd.	23,000	118,601
Gunma Bank	15,000	84,435
Hakuhodo DY Holdings, Inc.	650	33,129
Hankyu Hanshin Holdings, Inc.	37,200	163,847
Haseko Corp.	45,000	45,674
Hikari Tsushin, Inc.	500	12,728
Hino Motors, Ltd.	6,000	29,223
Hirose Electric Company, Ltd.	800	77,594

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Japan (continued)
Hisamitsu Pharmaceutical Company, Inc.	1,800	$79,950
Hitachi Chemical, Ltd.	3,800	69,128
Hitachi Construction Machinery Company, Ltd.	3,400	79,482
Hitachi High-Technologies Corp.	1,400	25,818
Hitachi Metals, Ltd.	6,000	89,092
Hitachi, Ltd.	103,000	758,589
Hokkaido Electric Power Company, Inc.	6,200	138,541
Hokuhoku Financial Group, Inc.	30,000	71,721
Hokuriku Electric Power Company	5,300	132,113
Honda Motor Company, Ltd.	51,000	1,656,360
Hoya Corp.	13,000	265,006
Ibiden Company, Ltd.	4,000	117,972
Idemitsu Kosan Company, Ltd.	500	44,404
Inpex Holdings, Inc.	24	261,340
Isetan Mitsukoshi Holdings, Ltd. *	10,940	121,936
Ishikawajima-Harima Heavy Industries
Company, Ltd.	31,000	53,065
Isuzu Motors, Ltd.	43,000	161,079
ITO EN, Ltd.	1,200	18,364
Itochu Corp.	44,000	353,970
Itochu Techno-Science Corp.	800	21,953
Iyo Bank, Ltd. *	6,000	63,670
J Front Retailing Company, Ltd.	11,000	59,469
JAFCO Company, Ltd.	900	30,879
Japan Airlines System Corp. *	24,000	50,942
Japan Petroleum Exploration Company, Ltd.	800	53,111
Japan Prime Realty Investment Corp., REIT	13	28,152
Japan Real Estate Investment Corp., REIT	13	121,248
Japan Retail Fund Investment Corp., REIT	8	33,113
Japan Tobacco, Inc.	140	664,427
JFE Holdings, Inc.	16,300	688,837
JGC Corp.	7,000	134,045
Joyo Bank, Ltd.	23,000	105,894
JS Group Corp.	7,900	107,245
JSR Corp.	5,900	101,643
Jupiter Telecommunications Company, Ltd. *	100	75,905
Kajima Corp.	21,000	64,645
Kamigumi Company, Ltd.	7,000	54,028
Kaneka Corp.	8,000	50,244
Kansai Electric Power Company, Ltd.	23,400	574,207
Kansai Paint Company, Ltd.	6,000	37,853
Kao Corp.	16,000	453,008
Kawasaki Heavy Industries, Ltd.	52,000	114,653
Kawasaki Kisen Kaisha, Ltd.	18,000	127,615
KDDI Corp.	90	524,088
Keihin Electric Express Railway Company, Ltd. (a)	16,000	102,366
Keio Electric Railway Company, Ltd.	19,000	105,662
Keisei Electric Railway Company, Ltd.	7,000	38,697
Keyence Corp.	1,100	222,509
Kikkoman Corp.	6,000	74,241
Kinden Corp.	4,000	38,211
Kintetsu Corp.	51,000	158,483
Kirin Brewery Company, Ltd.	23,000	344,123
Kobe Steel Company, Ltd.	80,000	191,323
Komatsu, Ltd.	27,900	583,933
Konami Corp.	3,200	97,718

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Japan (continued)
Konica Minolta Holdings, Inc.	14,000	$192,959
Koyo Seiko Company, Ltd.	4,900	62,468
Kubota Corp.	31,000	216,447
Kuraray Company, Ltd.	9,000	93,786
Kurita Water Industries, Ltd.	4,000	130,163
Kyocera Corp.	4,800	402,289
Kyowa Hakko Kogyo Company, Ltd.	7,737	84,610
Kyushu Electric Power Company, Inc.	12,100	266,438
Lawson, Inc.	2,300	105,419
LeoPalace21 Corp.	3,300	33,592
Mabuchi Motor Company, Ltd.	1,300	60,700
Makita Corp.	3,600	93,058
Marubeni Corp.	51,000	315,556
Marui Company, Ltd.	7,100	51,885
Maruichi Steel Tube, Ltd. *	1,500	44,712
Matsushita Electric Industrial Company, Ltd.	56,000	1,151,015
Matsushita Electric Works, Ltd.	13,000	120,161
Mazda Motor Corp.	28,000	149,039
Mediceo Holdings Company, Ltd.	3,800	57,120
Meiji Dairies Corp.	7,000	39,973
Millea Holdings, Inc.	21,700	736,003
Minebea Company, Ltd.	10,000	43,851
Mitsubishi Chemical Holdings Corp., ADR	36,500	206,497
Mitsubishi Corp.	41,100	1,128,979
Mitsubishi Electric Corp.	59,000	500,373
Mitsubishi Estate Company, Ltd.	37,000	817,289
Mitsubishi Gas & Chemicals Company, Inc.	9,000	50,975
Mitsubishi Heavy Industries, Ltd.	95,000	453,716
Mitsubishi Logistics Corp.	3,000	34,023
Mitsubishi Materials Corp.	35,000	124,197
Mitsubishi Motors Corp. * (a)	119,000	177,756
Mitsubishi Rayon Company, Ltd.	12,000	32,384
Mitsubishi UFJ Financial Group, Inc.	315,710	2,399,730
Mitsubishi UFJ Lease & Finance
Company, Ltd.	1,990	69,674
Mitsui & Company, Ltd.	52,000	886,566
Mitsui Chemicals, Inc.	22,000	108,585
Mitsui Engineering & Shipbuilding
Company, Ltd.	18,000	36,162
Mitsui Fudosan Company, Ltd.	26,000	541,820
Mitsui Mining & Smelting Company, Ltd.	12,000	31,974
Mitsui O.S.K. Lines, Ltd.	35,000	414,823
Mitsui Sumitomo Insurance Group Holdings,
Inc. *	11,000	360,790
Mitsui Trust Holdings, Inc.	30,000	165,395
Mitsumi Electric Company, Ltd.	1,800	48,001
Mizuho Financial Group, Inc.	293	1,247,274
Mizuho Trust & Banking Company, Ltd.	48,000	69,121
Murata Manufacturing Company, Ltd.	6,800	298,804
Namco Bandai Holdings, Inc.	5,300	65,184
NEC Corp.	59,000	271,898
NEC Electronics Corp. *	700	17,727
NGK INSULATORS, Ltd.	7,000	84,011
NGK Spark Plug Company, Ltd.	4,000	44,203
NHK Spring Company, Ltd.	3,000	20,171
Nidec Corp.	3,300	221,819
Nikon Corp.	10,000	324,561

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Japan (continued)
Nintendo Company, Ltd.	3,000	$1,408,379
Nippon Building Fund, Inc., REIT	15	162,308
Nippon Electric Glass Company, Ltd.	10,000	133,390
Nippon Express Company, Ltd.	26,000	121,569
Nippon Meat Packers, Inc.	6,000	97,412
Nippon Mining Holdings, Inc.	28,500	158,306
Nippon Oil Corp.	38,000	237,002
Nippon Paper Group, Inc.	31	88,532
Nippon Sheet Glass Company, Ltd.	16,000	81,936
Nippon Steel Corp.	158,000	749,493
Nippon Telegraph & Telephone Corp.	159	781,666
Nippon Yusen Kabushiki Kaisha	33,000	263,348
NIPPONKOA Insurance Company, Ltd.	18,000	118,097
Nishi-Nippon City Bank, Ltd.	18,000	47,023
Nissan Chemical Industries, Ltd.	4,000	43,823
Nissan Motor Company, Ltd.	68,700	521,851
Nisshin Seifun Group, Inc.	5,000	68,988
Nisshin Steel Company	21,000	56,106
Nisshinbo Industries, Inc.	3,000	33,030
Nissin Food Products Company, Ltd.	2,300	75,957
Nitori Company, Ltd.	1,350	74,971
Nitto Denko Corp.	5,400	162,094
NOK Corp.	2,700	38,693
Nomura Holdings, Inc.	54,000	716,124
Nomura Real Estate Holdings, Inc.	1,000	20,493
Nomura Real Estate Office Fund, Inc.	6	43,071
Nomura Research Institute, Ltd.	4,100	93,035
NSK, Ltd.	11,000	78,689
NTN Corp.	14,000	77,827
NTT Data Corp.	38	155,974
NTT DoCoMo, Inc.	490	772,249
NTT Urban Development Corp.	31	41,368
Obayashi Corp.	16,000	74,008
OBIC Company, Ltd.	150	26,497
Odakyu Electric Railway Company, Ltd.	19,000	131,034
Oji Paper Company, Ltd.	27,000	141,052
Okuma Holdings, Inc.	3,000	21,564
Olympus Optical Company, Ltd.	7,000	227,428
Omron Corp.	7,300	128,317
Ono Pharmaceutical Company, Ltd.	3,300	172,798
Onward Kashiyama Company, Ltd.	3,000	32,580
Oracle Corp. - Japan	1,000	43,575
Oriental Land Company, Ltd.	1,800	118,357
Orix Corp.	2,840	345,975
Osaka Gas Company, Ltd.	65,000	236,492
Otsuka Corp.	400	28,692
Pioneer Electronic Corp.	3,000	22,772
Promise Company, Ltd.	1,700	38,100
Rakuten, Inc.	173	96,359
Resona Holdings, Inc.	165	192,046
Ricoh Company, Ltd.	20,000	330,132
Rohm Company, Ltd.	3,100	178,476
SANKYO Company, Ltd.	1,300	61,553
Santen Pharmaceutical Company, Ltd.	1,800	48,716
Sanyo Electric Company, Ltd. *	51,000	101,691
Sapporo Hokuyo Holdings, Inc.	7	37,676

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Japan (continued)
Sapporo Holdings	6,000	$43,743
SBI Holdings, Inc.	669	119,933
Secom Company, Ltd.	6,100	281,003
SEGA SAMMY HOLDINGS, Inc.	5,100	48,373
Seiko Epson Corp.	4,200	121,168
Sekisui Chemical Company, Ltd.	11,000	68,129
Sekisui House, Ltd.	16,000	151,215
Seven & I Holdings Company, Ltd.	25,100	731,101
Sharp Corp.	31,000	394,415
Shikoku Electric Power Company, Inc.	6,200	165,616
Shimadzu Corp.	7,000	65,605
Shimamura Company, Ltd.	600	33,602
Shimano, Inc. *	2,200	88,944
Shimizu Corp.	14,000	59,060
Shin-Etsu Chemical Company, Ltd.	12,500	695,377
Shinko Electric Industries Company, Ltd.	1,600	22,271
Shinko Securities Company, Ltd.	14,000	40,680
Shinsei Bank, Ltd.	31,000	105,411
Shionogi & Company, Ltd.	9,000	202,895
Shiseido Company, Ltd.	10,000	234,137
Shizuoka Bank, Ltd.	18,000	180,349
Showa Denko K.K.	34,000	90,392
Showa Shell Sekiyu K.K.	4,400	49,742
SMC Corp.	1,700	174,782
SOFTBANK Corp.	23,500	387,914
Sojitz Holdings Corp.	34,400	98,152
Sompo Japan Insurance, Inc.	24,000	216,396
Sony Corp.	30,400	1,162,127
Sony Financial Holdings, Inc.	23	85,378
Square Enix Company, Ltd.	1,800	59,336
Stanley Electric Corp.	5,300	106,771
Sumco Corp.	4,100	81,223
Sumitomo Chemical Company, Ltd.	49,000	300,669
Sumitomo Corp.	34,600	431,074
Sumitomo Electric Industries, Ltd.	23,700	271,971
Sumitomo Heavy Industries, Ltd.	21,000	102,113
Sumitomo Metal Industries, Ltd.	117,000	516,854
Sumitomo Metal Mining Company, Ltd.	18,000	229,329
Sumitomo Mitsui Financial Group, Inc.	203	1,229,007
Sumitomo Realty &
Development Company, Ltd.	11,000	218,969
Sumitomo Rubber Industries, Inc.	4,000	31,911
Sumitomo Titanium Corp.	400	15,330
Sumitomo Trust & Banking Company, Ltd.	46,000	274,585
Suruga Bank, Ltd.	8,000	85,719
Suzuken Company, Ltd.	2,600	93,400
Suzuki Motor Corp.	11,300	238,153
T&D Holdings, Inc.	6,300	330,568
TAIHEIYO CEMENT CORP.	21,000	34,439
Taisei Corp.	22,000	50,080
Taisho Pharmaceuticals Company, Ltd.	4,000	84,846
Taiyo Nippon Sanso Corp.	10,000	89,218
Takashimaya Company, Ltd.	8,000	68,389
Takeda Pharmaceutical Company, Ltd.	25,800	1,347,799
Takefuji Corp. (a)	2,950	39,073
Tanabe Seiyaku Company, Ltd.	8,000	112,084

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Japan (continued)
TDK Corp.	3,600	$208,546
Teijin, Ltd.	30,000	96,127
Terumo Corp.	5,300	294,851
The 77th Bank, Ltd.	8,000	45,656
The Bank of Yokohama, Ltd.	38,000	203,544
The Hachijuni Bank, Ltd.	16,000	92,788
The Hiroshima Bank, Ltd.	13,000	48,678
The Japan Steel Works, Ltd.	11,000	189,441
The Tokyo Electric Power Company, Ltd.	36,900	1,052,775
THK Company, Ltd.	3,400	55,243
Tobu Railway Company, Ltd.	27,000	122,611
Toho Company, Ltd.	3,000	63,415
Toho Gas Company, Ltd. *	13,000	73,154
Toho Titanium Company, Ltd. (a)	600	8,877
Tohoku Electric Power Company, Inc.	12,900	307,366
Tokai Rika Company, Ltd.	1,400	20,299
Tokuyama Corp.	5,000	33,818
Tokyo Broadcasting Company, Ltd.	1,000	16,382
Tokyo Electron, Ltd.	5,400	305,519
Tokyo Gas Company, Ltd.	68,000	283,714
Tokyo Steel Manufacturing Company, Ltd.	2,200	23,228
Tokyo Tatemono Company, Ltd.	7,000	33,610
Tokyu Corp.	38,000	194,962
Tokyu Land Corp.	18,000	75,937
TonenGeneral Sekiyu K.K.	7,000	56,323
Toppan Printing Company, Ltd.	18,000	162,237
Toray Industries, Inc.	39,000	171,687
Toshiba Corp.	91,000	507,583
Tosoh Corp.	12,000	43,588
Toto, Ltd.	7,000	51,904
Toyo Seikan Kaisha, Ltd.	5,800	105,117
Toyo Suisan Kaisha, Ltd.	3,000	74,814
Toyoda Gosei Company, Ltd.	1,400	31,199
Toyota Boshoku Corp.	1,800	29,099
Toyota Industries Corp.	5,600	161,307
Toyota Motor Corp.	83,000	3,703,326
Toyota Tsusho Corp.	7,300	124,823
Trend Micro, Inc.	3,500	118,452
Ube Industries, Ltd.	33,000	117,974
UNI Charm Corp.	1,400	104,153
UNY Company, Ltd.	4,000	44,096
Ushio, Inc.	2,700	40,892
USS Company, Ltd.	500	34,395
West Japan Railway Company, Ltd.	56	270,609
Yahoo Japan Corp.	430	164,798
Yakult Honsha Company, Ltd.	2,800	79,680
Yamada Denki Company, Ltd.	2,660	191,098
Yamaguchi Financial Group, Inc. *	6,000	68,878
Yamaha Corp.	5,700	100,072
Yamaha Motor Company, Ltd.	7,100	109,377
Yamato Kogyo Company, Ltd.	1,500	54,668
Yamato Transport Company, Ltd.	11,000	129,742
Yamazaki Baking Company, Ltd.	3,000	35,393
YASKAWA Electric Corp.	8,000	55,881
Yokogawa Electric Corp.	5,000	36,331
		72,974,439

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Luxembourg - 0.56%
ArcelorMittal	26,155	$2,051,909
Millicom International Cellular SA, ADR *	1,868	147,717
SES, ADR	8,039	194,013
Tenaris SA, ADR	6,960	380,642
		2,774,281
Malaysia - 0.43%
AirAsia BHD *	17,100	5,417
AMMB Holdings BHD	66,500	59,651
Asiatic Development BHD	12,400	20,378
Berjaya Sports Toto BHD	16,300	21,849
British American Tobacco Malaysia BHD	5,100	59,219
Bursa Malaysia BHD	7,600	15,358
Commerce Asset Holdings	81,000	198,215
Digi.Com BHD	10,400	70,386
Gamuda BHD	49,500	37,473
Genting BHD	70,500	120,869
Hong Leong Bank BHD	11,600	19,596
Hong Leong Credit BHD	4,400	6,283
IGB Corp. BHD	13,900	5,498
IJM Corp. BHD *	30,900	45,740
IOI Corp. BHD	99,200	148,490
KLCC Property Holdings BHD	8,900	7,086
KNM Group BHD	100,800	44,056
Kuala Lumpur Kepong BHD	13,400	46,830
Lafarge Malayan Cement BHD	7,380	9,968
Malayan Bank BHD	79,350	182,846
Malaysian Airline System BHD	7,200	7,139
Malaysian Plantations BHD	32,900	26,191
MISC BHD	32,800	82,974
MMC Corp. BHD	44,200	27,215
Parkson Holdings BHD *	18,700	25,609
Petronas Dagangan BHD	5,200	10,242
Petronas Gas BHD	16,800	49,369
PLUS Expressways BHD	33,700	28,266
PPB Group BHD	19,400	53,549
Public Bank BHD	30,000	89,898
Resorts World BHD	85,200	67,678
RHB Capital BHD	6,900	8,461
Sime Darby BHD	79,238	158,146
SP Setia BHD	18,450	18,306
Tanjong PLC	5,000	19,392
Telekom Malaysia, BHD	30,000	31,518
Tenaga Nasional BHD	37,700	87,363
TM International Bhd *	30,000	55,253
UEM World BHD *	16,200	11,867
UMW Holdings BHD	24,700	44,628
YTL Corp. BHD	27,300	51,290
YTL Power International BHD	42,540	23,540
		2,103,102
Mexico - 0.96%
Alfa SA de CV	7,800	40,658
America Movil SA de CV, Series L, ADR	10,617	545,501
America Movil SA de CV	338,900	871,742
Axtel SAB de CV, ADR *	21,400	26,223
Banco Compartamos SA de CV, ADR	5,400	17,593

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Mexico (continued)
Carso Global Telecom SAB de CV *	24,100	$122,812
Cemex SA de CV, SADR *	8,480	170,024
Cemex SA de CV *	191,953	384,737
Coca-Cola Femsa SA de CV	10,100	57,559
Controladora Comercial Mexicana SA de CV	15,200	37,945
Corp. GEO SA de CV, Series B *	10,400	30,443
Desarrolladora Homex SA de CV *	5,500	46,620
Empresas ICA Sociedad
Controladora SA de CV *	13,100	58,858
Fomento Economico Mexicano SA de CV	68,700	304,658
Grupo Aeroportuario del Pacifico SA de CV,
B Shares	12,000	34,193
Grupo Bimbo SA de CV	7,500	50,108
Grupo Carso SA de CV	20,301	79,563
Grupo Elektra SA de CV	2,500	92,874
Grupo Financiero Banorte SA de CV	36,242	145,211
Grupo Financiero Inbursa SA de CV	27,900	97,515
Grupo Mexico SA	103,918	173,117
Grupo Modelo SA	16,500	79,060
Grupo Televisa SA, SADR	6,344	147,054
Grupo Televisa SA	65,800	304,596
Industrias Penoles SA de CV	3,400	56,178
Kimberly-Clark de Mexico SA de CV	11,800	51,582
Telefonos de Mexico SA de CV	209,900	257,406
Telmex Internacional SAB de CV *	174,000	123,527
Urbi Desarrollos Urbanos SA de CV *	15,400	43,162
Wal-Mart de Mexico SA de CV, Series V	82,588	301,189
		4,751,708
Netherlands - 1.92%
Aegon NV	42,948	505,928
Akzo Nobel NV	8,561	522,416
ASML Holding NV	13,873	327,162
Corio NV	1,494	109,881
DSM NV	4,513	259,738
Fugro NV	1,992	153,625
Heineken Holding NV	3,766	167,040
Heineken NV	7,834	367,280
ING Groep NV	58,143	1,811,376
Koninklijke (Royal) KPN NV	56,673	961,577
Koninklijke (Royal) Philips Electronics NV	33,518	1,089,004
Koninklijke Ahold NV	36,892	461,253
Randstad Holdings NV	3,658	112,166
Reed Elsevier NV	19,609	327,864
SBM Offshore NV	4,955	119,881
SNS Reaal	4,535	75,359
TNT Post Group NV	11,803	440,269
TomTom NV *	2,554	63,083
Unilever NV	50,113	1,382,759
Wolters Kluwer NV	9,472	230,532
		9,488,193
New Zealand - 0.06%
Auckland International Airport, Ltd.	27,486	40,704
Contact Energy, Ltd.	8,111	47,354
Fletcher Building, Ltd.	14,451	75,269
Sky City Entertainment Group, Ltd.	12,760	32,101

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

New Zealand (continued)
Telecom Corp. of New Zealand, Ltd.	53,237	$121,851
		317,279
Norway - 0.71%
Acergy SA	5,894	101,410
Aker Kvaerner ASA	5,371	122,883
Den Norske Bank ASA	23,000	266,652
Lighthouse Caledonia ASA *	530	525
Norsk Hydro ASA	22,384	238,537
Orkla ASA	24,454	313,707
Petroleum Geo-Services ASA *	5,533	118,844
ProSafe ASA *	5,550	49,973
Prosafe Production Public, Ltd. *	5,550	25,587
Renewable Energy Corp. ASA *	5,179	159,227
Statoil ASA	39,640	1,215,973
Storebrand ASA	12,581	97,788
Telenor ASA	26,800	421,212
Yara International ASA	6,000	371,504
		3,503,822
Peru - 0.08%
Cia de Minas Buenaventura SA	5,080	116,144
Compania de Minas Buenaventura SA, ADR	2,732	63,382
Credicorp SA	800	56,520
Credicorp, Ltd., ADR	967	68,009
Minsur SA	9,795	22,700
Southern Peru Copper Corp.	2,667	68,675
Volcan Compania Minera SA, CMN Series B	13,064	15,492
		410,922
Philippines - 0.06%
Ayala Corp.	3,853	24,973
Ayala Land, Inc.	118,600	26,223
Banco De Oro	7,314	6,557
Bank of the Philippine Islands	29,568	29,676
Globe Telecommunications, Inc.	690	16,449
International Container Terminal Services, Inc.	20,878	12,861
Jollibee Foods Corp.	9,000	8,487
Manila Electric Company	9,142	11,066
Megaworld Corp.	213,952	6,707
Metropolitan Bank & Trust Company	12,800	10,477
Philippine Long Distance Telephone Company	1,290	75,815
PNOC Energy Development Corp.	132,801	13,072
SM Investments Corp.	3,594	21,967
SM Prime Holdings, Ltd.	84,941	14,879
		279,209
Poland - 0.33%
Agora SA	1,018	13,023
Bank BPH SA *	200	6,386
Bank Millennium SA	6,911	21,003
Bank Pekao SA	3,519	279,589
Bank Zachodni WBK SA	915	70,425
Bioton SA *	27,293	5,016
Boryszew SA *	550	740
BRE Bank SA *	340	52,870
Cersanit-Krasnystaw SA *	1,690	11,884
Computerland SA *	160	1,591

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Poland (continued)
Echo Investment SA *	5,790	$11,386
Getin Holding SA *	12,724	54,206
Globe Trade Centre SA *	4,447	48,684
Grupa Lotos SA *	2,585	30,835
KGHM Polska Miedz SA	3,699	124,537
Orbis SA	661	15,671
PBG SA *	223	23,239
Polimex Mostostal SA	10,270	23,318
Polish Oil & Gas Company	41,373	62,046
Polski Koncern Naftowy Orlen SA	10,957	158,319
Powszechna Kasa Oszczednosci Bank
Polski SA	14,682	315,611
Softbank SA	1,956	53,214
Telekomunikacja Polska SA	22,584	226,588
TVN SA	3,638	28,555
		1,638,736
Portugal - 0.19%
Banco BPI SA	8,307	27,915
Banco Comercial dos Acores SA	74,819	129,264
Banco Espirito Santo SA	7,412	95,772
Brisa Auto Estrada, SA	9,899	92,034
Cimpor-Cimentos De Portugal SA	9,705	60,955
Electricidade de Portugal SA	51,362	260,864
Portugal Telecom, SGPS, SA	20,182	210,857
PT Multimedia.com, SGPS, SA	5,671	44,556
Sonae, SGPS, SA	18,991	19,322
		941,539
Russia - 1.59%
AFK Sistema, Reg. S, Spons. GDR	3,265	81,300
Comstar United Telesystems, GDR *	6,510	44,919
Federal Grid Company Unified Energy
System JSC *	1,540	295,915
JSC MMC Norilsk Nickel, ADR	24,250	479,180
Lukoil Oil Company, ADR	14,376	1,068,137
Magnitogorsk Iron & Steel Works, GDR	12,256	152,587
Mechel Steel Group, ADR	5,179	141,594
Mobile Telesystems, SADR	6,330	430,440
NovaTek OAO, ADR	2,566	184,298
Novolipetsk Steel, ADR	6,267	241,091
OAO Gazprom, SADR	61,983	2,417,337
OAO Gazprom, SADR	11,201	435,840
Polyus Gold Company ZAO, SADR	3,630	54,450
Rosneft Oil Company, GDR *	19,280	164,458
Rostelecom, ADR (a)	1,442	99,137
Sberbank, ADR	2,294	540,237
Severstal, ADR (a)	4,900	82,810
Sibirtelecom, ADR	424	5,173
Surgutneftegaz, ADR	21,625	155,700
Tatneft, ADR	1,933	200,065
UralsvyAzinform, ADR	1,471	9,562
Vimpel-Communications, SADR	14,826	356,269
VolgaTelecom, ADR	1,172	6,798
VTB Bank OJSC, GDR	26,491	146,023
Wimm-Bill-Dann Foods OJSC, ADR *	663	46,092
		7,839,412

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Singapore - 0.85%
Ascendas, REIT *	33,000	$52,930
Capitacommercial *	38,000	45,116
Capitaland, Ltd.	51,000	155,774
CapitaMall Trust *	36,000	69,178
City Developments, Ltd.	17,000	123,309
ComfortDelGro Corp., Ltd.	63,000	66,622
Cosco Corp. Singapore, Ltd.	31,000	49,549
DBS Group Holdings, Ltd.	36,000	455,202
Fraser and Neave, Ltd. (a)	32,000	98,131
Genting International PLC *	117,000	41,893
Golden Agri-Resources, Ltd.	181,000	80,429
Jardine Cycle and Carriage, Ltd.	4,254	53,057
Keppel Corp., Ltd. (a)	41,210	286,186
Keppel Land, Ltd.	18,000	48,893
Neptune Orient Lines, Ltd.	17,000	26,791
Olam International, Ltd.	41,500	60,940
Oversea-Chinese Banking Corp., Ltd.	80,000	453,344
Parkway Holdings, Ltd.	33,951	53,196
SembCorp Industries, Ltd.	30,000	87,082
SembCorp Marine, Ltd.	28,600	75,802
Singapore Airlines, Ltd.	17,140	183,299
Singapore Exchange, Ltd.	28,000	123,643
Singapore Press Holdings, Ltd.	51,000	147,526
Singapore Technologies Engineering, Ltd.	39,000	77,040
Singapore Telecommunications, Ltd.	250,950	619,362
United Overseas Bank, Ltd.	38,000	505,790
United Overseas Land, Ltd.	18,000	36,392
Venture Corp., Ltd.	6,000	42,141
Wilmar International, Ltd.	27,000	71,507
Yanlord Land Group, Ltd. (a)	11,000	12,282
		4,202,406
South Africa - 1.21%
ABSA Group, Ltd.	8,122	114,664
Adcock Ingram Holdings, Ltd. *	3,884	18,922
African Bank Investments, Ltd.	14,629	52,623
African Rainbow Minerals, Ltd.	2,661	89,349
Anglo Platinum, Ltd.	2,270	285,940
AngloGold Ashanti, Ltd.	8,536	229,464
Aspen Pharmacare Holdings, Ltd. *	4,549	27,574
Aveng, Ltd.	8,562	73,564
Barloworld, Ltd.	5,005	44,328
Bidvest Group, Ltd. *	6,269	92,617
Discovery Holdings, Ltd., ADR	1	3
FirstRand, Ltd.	93,105	198,267
Foschini, Ltd.	4,844	26,691
Gold Fields, Ltd.	17,655	161,550
Harmony Gold Mining Company, Ltd. *	8,392	73,184
Hulamin, Ltd.	83	215
Impala Platinum Holdings, Ltd.	16,652	469,845
Imperial Holdings, Ltd. *	4,211	29,476
Investec, Ltd.	4,018	29,935
Kumba Iron Ore, Ltd.	1,848	60,300
Kumba Resources, Ltd.	2,815	41,965
Liberty Group, Ltd. *	2,755	25,136
Massmart Holdings, Ltd.	4,714	50,801
Mittal Steel South Africa, Ltd.	4,928	116,087

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

South Africa (continued)
MTN Group, Ltd.	46,617	$716,714
Murray & Roberts Holdings, Ltd.	7,152	96,526
Naspers, Ltd.	12,330	309,652
Nedbank Group, Ltd.	4,908	66,298
Network Healthcare Holdings, Ltd. *	29,089	32,431
Pick’n Pay Stores, Ltd.	4,684	17,944
Pretoria Portland Cement Company, Ltd.	13,256	58,440
Remgro, Ltd.	14,468	350,918
Reunert, Ltd.	4,168	31,415
RMB Holdings, Ltd.	26,168	88,793
Sanlam, Ltd.	53,995	124,560
Sappi, Ltd.	5,068	53,359
Sasol, Ltd.	17,563	966,761
Shoprite Holdings, Ltd.	10,263	61,180
Standard Bank Group, Ltd.	32,223	375,941
Steinhoff International Holdings, Ltd. *	23,609	56,452
Telkom SA, Ltd.	7,148	129,226
Tiger Brands, Ltd.	3,884	68,314
Truworths International, Ltd.	10,796	43,748
Woolworths Holdings, Ltd.	18,895	30,806
		5,991,978
South Korea - 2.25%
Amorepacific Corp.	90	53,411
Asiana Airlines	676	2,728
Cheil Industries, Inc.	1,810	85,759
CJ CheilJedang Corp. *	238	51,716
Daegu Bank	4,210	46,672
Daelim Industrial Company	820	50,541
Daewoo Engineering & Construction
Company, Ltd.	4,569	48,524
Daewoo International Corp.	1,220	36,379
Daewoo Securities Company, Ltd.	3,770	56,492
Daewoo Shipbuilding & Marine Engineering
Company, Ltd.	2,760	87,314
DC Chemical Company, Ltd.	390	105,379
Dongbu Insurance Company, Ltd.	1,320	36,956
Dongkuk Steel Mill Company, Ltd.	1,380	49,175
Doosan Corp. *	310	34,776
Doosan Heavy Industries and Construction
Company, Ltd.	1,150	81,763
Doosan Infracore Company, Ltd.	2,880	55,636
GS Engineering & Construction Corp.	1,000	76,787
GS Holdings Corp.	1,810	45,597
Hana Financial Group, Inc.	4,350	154,101
Hanjin Heavy Industries & Construction
Company, Ltd.	781	21,419
Hanjin Shipping Company, Ltd.	1,400	35,568
Hankook Tire Company, Ltd.	2,360	34,469
Hanwha Chem Corp.	1,584	14,932
Hanwha Corp.	1,150	39,010
Hite Holdings Company, Ltd.	183	5,767
Hite Holdings Company, Ltd. *	145	27,831
Honam Petrochemical Corp.	370	21,879
Hynix Semiconductor, Inc. *	10,290	181,099
Hyosung Corp.	840	56,421
Hyundai Department Store Company, Ltd.	350	28,583

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

South Korea (continued)
Hyundai Development Company	1,810	$68,362
Hyundai Engineering & Construction
Company, Ltd.	1,340	68,676
Hyundai Heavy Industries	1,230	267,329
Hyundai Mipo Dockyard	360	51,498
Hyundai Mobis	1,630	135,351
Hyundai Motor Company, Ltd.	4,780	312,301
Hyundai Securities Company, Ltd.	4,428	44,786
Hyundai Steel Company	1,730	80,068
Industrial Bank of Korea	6,000	85,219
Kangwon Land, Inc.	2,740	48,100
KCC Corp.	200	65,604
Kia Motors Corp. *	6,270	74,772
Kookmin Bank, SADR	4,474	245,175
Kookmin Bank	5,817	318,238
Korea Electric Power Corp.	8,093	244,861
Korea Exchange Bank	8,520	106,704
Korea Gas Corp.	780	56,156
Korea Investment Holdings Company, Ltd.	1,010	33,057
Korea Line Corp.	240	38,441
Korea Zinc Company, Ltd.	290	33,523
Korean Air Lines Company, Ltd.	937	32,961
Korean Reinsurance Company, Ltd.	12	110
KT Corp.	4,480	183,702
KT Freetel Company, Ltd. *	2,180	57,197
KT&G Corp.	3,440	289,133
Kumho Industrial Company, Ltd.	960	12,899
LG Chem, Ltd.	1,653	143,098
LG Corp.	3,110	177,509
LG Dacom Corp.	830	15,541
LG Electronics, Inc.	2,930	269,931
LG Household & Health Care, Ltd.	350	60,512
LG Philips LCD Company, Ltd., ADR	2,120	26,118
LG Philips LCD Company, Ltd.	4,256	104,874
LG Telecom, Ltd.	5,209	45,518
Lotte Confectionery Company, Ltd.	20	24,061
Lotte Shopping Company, Ltd.	370	100,681
LS Cable, Ltd.	500	36,233
Mirae Asset Securities Company, Ltd.	595	48,407
NHN Corp. *	1,290	175,603
POSCO, SADR	4,007	429,150
POSCO	1,620	696,823
Pusan Bank	4,290	47,709
Samsung Card Company, Ltd.	1,190	43,370
Samsung Corp.	4,317	187,413
Samsung Electro-Mechanics Company, Ltd.	1,930	57,242
Samsung Electronics Company, Ltd., GDR (h)	170	39,950
Samsung Electronics Company, Ltd.	3,283	1,539,962
Samsung Engineering Company, Ltd.	1,170	74,365
Samsung Fire & Marine
Insurance Company, Ltd.	1,200	217,932
Samsung Heavy Industries Company, Ltd.	4,971	141,383
Samsung SDI Company, Ltd. *	900	68,369
Samsung Securities Company, Ltd.	1,540	83,445
Samsung Techwin Company, Ltd.	2,090	59,627
Shinhan Financial Group Company, Ltd.	10,070	456,872
Shinsegae Company, Ltd.	460	228,417

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

South Korea (continued)
SK Corp.	1,003	$99,903
SK Energy Company, Ltd.	1,796	140,360
SK Networks Company, Ltd. *	2,740	41,946
SK Telecom Company, Ltd.	1,177	216,855
S-Oil Corp.	1,520	90,137
STX Pan Ocean Company, Ltd.	40,570	68,881
STX Shipbuilding Company, Ltd.	1,620	27,249
Taihan Electric Wire Company, Ltd.	900	26,033
Tong Yang Investment Bank	2,121	19,004
Woongjin Coway Company, Ltd.	1,690	51,442
Woori Finance Holdings Company, Ltd.	7,600	100,040
Woori Investment & Securities Company, Ltd.	3,040	52,769
		11,115,641
Spain - 2.76%
Abertis Infraestructuras SA	8,756	180,857
Acciona SA	842	167,435
Acerinox SA	3,695	69,835
ACS Actividades SA	6,157	272,630
Banco Bilbao Vizcaya Argentaria SA	105,465	1,779,598
Banco de Sabadell SA	29,552	230,092
Banco Popular Espanol SA	23,516	248,504
Banco Santander Central Hispano SA	187,520	3,187,724
Bankinter SA, ADR	7,018	74,524
Cintra Concesiones de Infraestructuras de
Transporte SA	4,831	55,932
Corporacion Mapfre SA	22,124	105,805
Criteria Caixacorp SA	28,458	144,376
Enagas	4,949	125,811
Fomento de Construcciones SA	1,046	52,396
Gamesa Corporacion Tecnologica SA	5,309	251,090
Gas Natural SDG SA	3,712	171,970
Gestevision Telecinco SA	2,563	32,972
Grifols SA	3,400	100,924
Grupo Ferrovial SA	2,220	110,924
Iberdrola Renovables *	23,417	149,278
Iberdrola SA	103,957	1,252,613
Iberia Lineas Aereas de Espana SA	11,209	33,231
Indra Sistemas SA	2,819	72,164
Industria de Diseno Textil SA	6,082	282,854
Promotora de Informaciones SA	1,526	13,289
Red Electrica De Espana	3,413	201,367
Repsol YPF SA	21,616	668,593
Sacyr Vallehermoso SA	2,184	39,503
Telefonica SA	128,841	3,183,469
Union Fenosa SA	11,015	279,120
Zardoya Otis SA (a)	3,082	62,281
		13,601,161
Sweden - 1.46%
Alfa Laval AB	18,300	249,738
Assa Abloy AB - Series B	7,600	108,554
Atlas Copco AB, Series A, ADR	20,534	286,627
Atlas Copco AB, Series B, ADR	12,791	163,666
Boliden AB	7,000	44,099
Electrolux AB, Series B	6,123	78,560
Ericsson (LM), Series B	86,000	981,712

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Sweden (continued)
Getinge AB, Series B	6,000	$136,706
Hennes & Mauritz AB, B shares	15,350	760,680
Holmen AB, Series B	1,300	41,472
Husqvarna AB, B Shares	6,593	53,191
Investor AB, B shares	12,200	256,869
Lundin Petroleum AB, Series A *	5,696	62,133
Modern Times Group AB, Series B	1,310	69,338
Nordea Bank AB	61,000	810,270
Sandvik AB	30,395	376,694
Scania AB, Series B	8,800	125,846
Securitas AB, Series B	7,800	105,398
Skandinaviska Enskilda Banken AB, Series A	14,400	257,498
Skanska AB, Series B	9,000	113,237
SKF AB, B Shares	9,600	145,385
SSAB Svenskt Stal AB, Series A	4,300	104,835
SSAB Svenskt Stal AB, Series B	2,150	46,607
Svenska Cellulosa AB, ADR	18,100	205,621
Svenska Handelsbanken AB, Series A	12,700	305,582
Swedbank AB, A shares	9,600	168,699
Swedish Match AB	6,500	128,173
Tele2 AB, Series B	10,176	156,518
Teliasonera AB	69,500	484,341
Volvo AB, Series A	456	4,978
Volvo AB, Series B	33,000	374,038
		7,207,065
Switzerland - 5.32%
ABB, Ltd. *	67,406	1,653,315
Actelion, Ltd. *	3,241	186,037
Adecco SA	4,000	187,688
Aryzta AG *	2,729	142,008
Baloise Holding AG	1,764	150,916
Compagnie Financiere
Richemont AG, Series A *	16,251	945,562
Credit Suisse Group AG	32,327	1,499,413
EFG International, ADR	2,046	62,043
Geberit AG, ADR	1,342	195,331
Givaudan AG	214	178,077
Holcim, Ltd.	6,698	481,592
Julius Baer Holding AG	6,666	405,662
Kuehne & Nagel International AG	1,897	150,184
Lindt & Spruengli AG, ADR	32	82,014
Logitech International SA *	5,931	158,106
Lonza Group AG	1,598	225,584
Nestle SA	120,346	5,302,395
Nobel Biocare Holding AG, Series BR	4,046	135,701
Novartis AG	71,107	3,961,266
Pargesa Holding SA, ADR	952	98,299
Phonak Holding AG	1,688	122,096
Roche Holdings AG - Genusschein	21,546	3,625,725
Schindler Holding AG	1,820	125,030
Societe Generale de Surveillance Holdings AG	157	201,167
Straumann Holding AG	280	75,036
Sulzer AG	993	122,010
Swatch Group AG, BR shares	1,040	244,431
Swatch Group AG	1,969	88,452
Swiss Life Holding *	1,131	205,757

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Switzerland (continued)
Swiss Re	10,975	$675,055
Swisscom AG	747	239,364
Syngenta AG	3,231	866,908
Synthes AG	1,911	264,443
UBS AG *	90,179	1,960,140
Unaxis Holding AG *	292	68,294
Zurich Financial Services AG	4,514	1,178,452
		26,263,553
Taiwan - 1.52%
Acer Sertek, Inc.	56,555	112,835
Advanced Semiconductor Engineering, Inc.	94,302	67,994
Advantech Company, Ltd.	5,512	12,397
Asia Cement Corp.	37,778	41,642
Asia Optical Company, Inc.	4,079	7,366
Asustek Computer, Inc.	81,578	187,546
AU Optronics Corp.	175,021	207,797
BenQ Corp.	32,400	16,310
Catcher Technology Company, Ltd.	11,700	39,264
Cathay Financial Holdings Company, Ltd.	141,750	271,022
Cathay Real Estate Development
Company, Ltd.	18,000	7,603
Chang Hwa Commercial Bank, Ltd.	82,000	48,522
Cheng Shin Rubber Industry Company, Ltd.	19,366	25,725
Cheng Uei Precision Industry Company, Ltd.	7,612	15,941
Chi Mei Optoelectronics Corp.	104,454	87,729
China Airlines, Ltd. *	24,716	8,356
China Development Financial Holdings Corp.	224,352	70,710
China Motor Company, Ltd.	11,055	6,452
China Steel Corp.	239,415	293,040
Chinatrust Finance Holding Company, Ltd.	163,000	104,877
Chunghwa Picture Tubes, Ltd.	135,000	28,207
Chunghwa Telecom Company, Ltd. *	115,818	287,118
CMC Magnetics Corp. *	65,000	16,727
Compal Communications, Inc.	4,410	6,027
Compal Electronics, Inc.	72,706	65,221
Delta Electronics, Inc.	35,190	94,254
D-Link Corp.	11,652	14,041
E.Sun Financial Holding Company, Ltd.	63,440	24,436
Epistar Corp.	8,946	16,009
Eternal Chemical Company, Ltd.	12,320	9,454
EVA Airways Corp. *	24,000	8,785
Evergreen Marine Corp.	28,000	15,867
Everlight Electronics Company, Ltd.	2,039	4,821
Far Eastern Department Stores Company, Ltd.	6,300	4,618
Far Eastern Textile, Ltd.	65,045	59,666
Far EasTone Telecommunications Company,
Ltd.	30,463	44,300
Firich Enterprises Company, Ltd. *	1,000	4,432
First Financial Holding Company, Ltd.	103,021	77,776
Formosa Chemicals & Fibre Corp.	68,000	116,768
Formosa Petrochemical Corp.	44,000	105,746
Formosa Plastic Corp.	95,000	185,122
Formosa Taffeta Company, Ltd.	19,000	14,359
Foxconn Technology Company, Ltd. *	10,200	50,346
Fubon Group Company, Ltd.	83,000	69,906
Fuhwa Financial Holdings Company, Ltd.	169,825	97,046

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Taiwan (continued)
HannStar Display Corp.	105,921	$27,854
High Tech Computer Corp.	15,520	287,568
Hon Hai Precision Industry Company, Ltd. *	139,719	700,905
Hua Nan Financial Holdings Company, Ltd.	80,580	59,882
InnoLux Display Corp.	52,484	85,324
Inotera Memories, Inc. *	74,780	28,755
Inventec Appliances Corp.	4,620	7,237
Inventec Company, Ltd.	35,280	20,698
KGI Securities Company, Ltd.	23,000	11,457
Kinsus Interconnect Technology Corp.	5,527	10,622
Largan Precision Company, Ltd.	2,080	28,072
Lite-On Technology Corp.	44,096	43,322
Macronix International Company, Ltd.	66,803	26,485
MediaTek, Inc.	24,048	276,134
Mega Financial Holding Company, Ltd.	206,000	129,533
Mitac International	24,691	13,841
Mosel Vitelic, Inc. *	20,600	13,310
Motech Industries, Inc.	2,909	16,485
Nan Ya Plastics Corp.	120,000	187,733
Nan Ya Printed Circuit Board Corp.	4,105	19,121
Nanya Technology Corp. *	56,347	18,967
Novatek Microelectronics Corp., Ltd.	10,275	22,066
Pan-International Industrial Company, Ltd. *	2,000	3,634
Polaris Securities Company, Ltd.	43,990	20,164
Pou Chen Corp.	48,150	36,645
Powerchip Semiconductor Corp. *	170,386	29,896
Powertech Technology, Inc.	11,055	34,273
President Chain Store Corp.	11,000	32,318
ProMOS Technologies, Inc. *	139,000	18,925
Quanta Computer, Inc.	46,164	69,381
Realtek Semiconductor Corp.	9,103	18,392
Richtek Technology Corp.	1,100	9,062
Shin Kong Financial Holding Company, Ltd.	88,791	48,782
Siliconware Precision Industries Company	62,665	85,690
Sino-American Silicon Products, Inc.	1,049	4,736
SinoPac Holdings Company, Ltd.	144,000	50,152
Synnex Technology International Corp.	19,525	37,736
Taishin Financial Holdings Company, Ltd.	103,000	31,611
Taiwan Cellular Corp.	41,802	74,735
Taiwan Cement Corp.	62,205	60,798
Taiwan Cooperative Bank	62,100	45,723
Taiwan Fertilizer Company, Ltd.	16,000	49,221
Taiwan Glass Industrial Corp.	20,787	15,487
Taiwan Secom Company, Ltd.	5,000	8,698
Taiwan Semiconductor
Manufacturing Company, Ltd.	593,028	1,092,258
Tatung Company, Ltd. *	88,000	32,110
Teco Electric & Machinery Company, Ltd.	47,000	20,617
Transcend Information, Inc.	2,000	5,204
Tripod Technology Corp.	8,458	18,694
Tung Ho Steel Enterprise Corp.	6,000	7,900
U-Ming Marine Transport Corp.	11,000	28,996
Unimicron Technology Corp.	17,513	19,449
Uni-President Enterprises Corp.	70,602	75,921
United Microelectronics Corp.	298,729	124,537
Vanguard International Semiconductor Corp.	19,284	10,247

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Taiwan (continued)
Via Technologies, Inc. *	23,000	$15,798
Wafer Works Corp.	1,030	3,470
Walsin Lihwa Corp.	60,000	20,774
Wan Hai Lines, Ltd.	29,400	15,922
Winbond Electronics Corp. *	76,000	13,667
Wintek Corp.	25,000	15,565
Wistron Corp.	24,462	35,417
Ya Hsin Industrial Company, Ltd. *	18,000	0
Yageo Corp.	55,000	16,295
Yang Ming Marine Transport Corp.	26,609	12,915
Yulon Motor Company, Ltd.	15,449	12,395
Zinwell Corp.	1,180	2,222
		7,475,983
Thailand - 0.25%
Advanced Info Service PCL	23,609	61,367
Airports of Thailand PLC	8,700	9,655
Ban Pu Coal Public Co., Ltd.	3,800	42,996
Bangkok Bank PCL, Foreign Shares	39,500	135,093
Bangkok Bank PCL	9,000	30,524
Bank of Ayudhya PCL - Foreign Shares *	65,300	38,614
Bank of Ayudhya PCL *	31,500	18,712
Banpu PCL, Reg.	2,600	29,534
BEC World PCL	18,400	12,037
C.P. Seven Eleven PCL	49,000	15,456
Glow Energy PCL	32,900	27,865
IRPC PCL	254,154	30,433
Kasikornbank PCL - Foreign Shares	49,400	103,104
Kasikornbank PCL	18,300	38,167
Krung Thai Bank PCL	57,000	12,652
Land & Houses PCL, Foreign Shares	42,300	8,414
PTT Aromatics & Refining PCL	17,600	11,103
PTT Chemical PCL	6,700	14,774
PTT Exploration & Production PCL	30,706	133,621
PTT PCL - Foreign Shares	22,482	174,656
PTT, PCL	5,800	44,773
Ratchaburi Electricity Generating Holding PCL	5,900	6,591
Siam Cement PCL - Foreign Shares	6,100	29,985
Siam Cement PCL	3,000	14,396
Siam Commercial Bank PCL	26,128	59,902
Thai Oil Public Company, Ltd.	32,800	47,658
TMB Bank PCL *	714,200	24,405
Total Access Communication PCL	32,000	38,337
		1,214,824
Turkey - 0.32%
Adana Cimento Sanayii Turk Anonim Sirketi,
Class A	430	1,633
Akbank AS	29,426	150,982
Aksigorta AS	2,924	12,425
Anadolu Efes Biracilik Ve Malt Sanayii AS	5,306	56,908
Arcelik AS (a)	8,535	33,089
Asya Katilim Bankasi AS *	22,456	48,753
BIM Birlesik Magazalar AS	1,567	60,528
Dogan Sirketler Grubu Holdings AS *	12,411	18,041
Dogan Yayin Holding AS *	5,141	8,556
Enka Insaat ve Sanayi AS	6,384	56,592

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Turkey (continued)
Eregli Demir ve Celik Fabrikalari TAS	18,200	$122,253
Ford Otomotiv Sanayi AS	1,674	12,904
HACI Omer Sabanci Holdings, AS	11,671	48,826
KOC Holdings AS *	17,382	60,130
Migros Turk TAS	2,316	41,980
Petkim Petrokimya Holding AS *	1,680	7,659
Tofas Turk Otomobil Fabrik AS	3,007	10,050
Tupras Turkiye Petrol Rafine AS	4,261	99,806
Turk Sise ve Cam Fabrikalari AS *	7,938	10,710
Turk Telekomunikasyon AS *	20,309	72,691
Turkcell Iletisim Hizmetleri AS, ADR	3,371	55,790
Turkcell Iletisim Hizmetleri AS	17,555	116,135
Turkiye Garanti Bankasi AS *	64,386	190,615
Turkiye Halk Bankasi AS	12,137	66,862
Turkiye Is Bankasi AS	31,818	151,164
Turkiye Vakiflar Bankasi Tao (a)	18,789	35,513
Yapi ve Kredi Bankasi AS *	22,571	50,171
		1,600,766
United Kingdom - 15.29%
3i Group PLC	10,976	183,409
Alliance & Leicester PLC	12,018	71,270
AMEC PLC	10,003	153,438
Anglo American PLC	40,506	2,153,127
Antofagasta PLC	11,657	131,026
Associated British Foods PLC	11,071	162,418
AstraZeneca Group PLC	44,616	2,175,115
Astro All Asia Networks PLC, GDR	11,900	11,816
Aviva PLC	78,797	735,535
BAE Systems PLC	109,314	954,050
Barclays PLC	248,523	1,590,269
Berkeley Group Holdings PLC *	1,981	30,572
BG Group PLC	102,421	2,271,835
BHP Billiton PLC	67,657	2,107,239
BICC PLC	13,652	102,243
BP PLC	577,899	5,554,523
British Airways PLC	20,191	91,824
British American Tobacco PLC	46,723	1,578,498
British Energy Group PLC	32,138	429,175
British Land Company PLC	16,537	229,498
British Sky Broadcasting Group PLC	35,921	304,354
BT Group PLC	240,019	753,307
Bunzl PLC	10,352	134,556
Burberry Group PLC	13,705	111,554
Cable & Wireless PLC	76,971	248,150
Cadbury PLC	40,371	463,304
Cairn Energy PLC *	3,843	207,918
Capita Group PLC	17,700	227,732
Carnival PLC	4,892	167,710
Carphone Warehouse	15,560	56,245
Centrica PLC	112,751	671,201
Cobham PLC	34,914	145,944
Compass Group PLC	58,018	386,104
Daily Mail and General Trust PLC	7,598	51,295
Diageo PLC	77,655	1,434,205
Enterprise Inns PLC	15,933	87,657
Eurasian Natural Resources Corp. *	9,579	175,013

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

United Kingdom (continued)
FirstGroup PLC	14,898	$164,192
Friends Provident Ethical Investment
Trust PLC	71,011	127,395
GKN PLC	23,154	103,273
GlaxoSmithKline PLC	167,681	3,945,675
Group 4 Securicor PLC	39,711	168,521
Hammerson PLC	8,715	150,352
Hays PLC	47,915	83,127
HBOS PLC	109,437	626,413
Home Retail Group	28,565	131,512
HSBC Holdings PLC	363,254	5,715,705
ICAP PLC	14,665	126,274
IMI PLC	8,607	78,196
Imperial Tobacco Group PLC	31,169	1,027,669
Inchcape PLC	14,570	68,398
Intercontinental Hotels Group PLC	9,172	123,791
International Power PLC	44,166	317,040
Invensys PLC *	24,677	125,916
Investec PLC	14,488	105,922
ITV PLC	105,879	86,113
J Sainsbury PLC	32,639	206,440
Johnson Matthey PLC	7,001	207,161
Kazakhmys PLC	6,325	148,424
Kingfisher PLC	71,735	173,276
Ladbrokes PLC	19,636	80,707
Land Securities Group PLC	13,755	339,831
Legal & General Group PLC	192,426	351,071
Liberty International PLC	7,970	142,350
Lloyds TSB Group PLC	175,675	969,540
Logica PLC	39,107	95,172
London Stock Exchange Group PLC	5,241	75,315
Lonmin PLC, ADR	4,555	287,690
Man Group PLC, ADR	52,923	545,349
Marks & Spencer Group PLC	49,822	237,435
Meggitt PLC	22,267	93,094
Mitchells & Butlers PLC	12,804	66,684
Mondi PLC	12,761	75,760
National Express Group PLC	4,566	86,240
National Grid PLC	78,022	1,015,599
Next Group PLC	6,693	129,143
Old Mutual PLC	160,545	283,938
Pearson PLC	24,618	304,063
Persimmon PLC	10,928	73,971
Pharmstandard *	4,494	108,755
PIK Group	5,524	109,881
Prudential PLC	74,114	736,000
Punch Taverns PLC	6,595	34,819
Reckitt Benckiser PLC	18,819	951,384
Reed Elsevier PLC	32,372	369,981
Rentokil Initial PLC	57,887	76,534
Rexam PLC	19,391	143,113
Rio Tinto PLC	30,333	2,879,475
Rolls-Royce Group PLC *	56,661	408,942
Royal & Sun Alliance PLC	97,733	267,566
Royal Bank of Scotland Group PLC	494,304	2,102,312
Royal Dutch Shell PLC, A Shares	109,159	3,814,808

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

United Kingdom (continued)
Royal Dutch Shell PLC, B Shares	83,863	$2,883,756
SABMiller PLC	27,766	596,415
Schroders PLC	4,300	79,292
Scottish & Southern Energy PLC	26,468	697,150
Segro PLC, REIT	13,928	110,779
Serco Group PLC	15,066	117,865
Severn Trent PLC	6,985	173,185
Shire, Ltd.	16,356	288,153
Smith & Nephew PLC	28,741	344,904
Smiths Group PLC	11,417	237,388
Stagecoach Group PLC	18,453	107,123
Standard Chartered PLC	43,496	1,176,290
Standard Life PLC	68,753	313,219
Tate & Lyle PLC	15,818	127,483
Taylor Woodrow PLC	28,017	27,536
Tesco PLC	239,737	1,661,705
The Sage Group PLC	37,706	143,765
Thomas Cook Group PLC	18,531	77,167
Thomson Reuters PLC *	6,658	185,987
Tomkins PLC	29,638	80,063
TUI Travel PLC	17,477	66,896
Tullow Oil PLC	22,812	341,923
Unilever PLC	39,356	1,055,597
United Business Media, Ltd.	8,522	92,106
United Utilities Group PLC *	20,022	260,516
Vedanta Resources PLC	4,473	147,689
Vodafone Group PLC	1,679,067	4,290,929
Whitbread PLC	5,858	120,191
William Hill PLC	8,998	46,288
William Morrison Supermarket PLC	75,529	387,747
Wolseley PLC	21,983	177,373
WPP Group PLC	36,207	352,418
Xstrata PLC	19,503	1,087,354
		75,466,688
United States - 0.07%
SNC-Lavalin Group, Inc.	4,800	239,593
Southern Copper Corp.	4,200	107,226
		346,819
TOTAL COMMON STOCKS (Cost $458,669,495)		$460,051,000

PREFERRED STOCKS - 1.63%

Brazil - 1.32%
Aracruz Celulose SA (k)	9,100	50,078
Banco Bradesco SA (k)	45,550	836,946
Banco do Estado do Rio Grande do Sul (k)	8,516	42,267
Banco Itau Holding Financeira SA (k)	38,225	721,116
Bradespar SA * (k)	7,800	156,000
Brasil Telecom Participacoes SA (k)	3,800	48,980
Brasil Telecom SA (k)	6,301	64,788
Braskem SA, A Shares (k)	6,600	47,293
Centrais Eletricas Brasileiras SA * (k)	4,500	69,129
Cia Brasileira de Distribuicao Grupo Pao de
Acucar (k)	2,120	44,117
Cia de Bebidas das Americas (k)	2,614	160,881
Cia Energetica de Minas Gerais (k)	3,098	66,883

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
PREFERRED STOCKS (continued)

Brazil (continued)
Cia Energetica de Sao Paulo * (k)	5,638	$90,346
Cia Paranaense de Energia * (k)	3,900	66,994
Cia Vale do Rio Doce (k)	38,982	908,783
Companhia de Bebidas das Americas, ADR * (k)	2,653	164,194
Duratex SA (k)	2,800	47,944
Eletropaulo Metropolitana de Sao Paulo SA (k)	3,483	64,532
Fertilizantes Fosfatados SA (k)	1,000	57,669
Gerdau SA (k)	8,160	153,688
Gol Linhas Aereas Inteligentes SA (k)	2,200	19,787
Investimentos Itau SA (k)	64,832	379,048
Klabin SA (k)	15,000	46,104
Lojas Americanas SA (k)	11,300	71,613
Metalurgica Gerdau SA (k)	8,700	221,503
Net Servicos de Comunicacao SA * (k)	6,466	74,577
Petroleo Brasileiro SA (k)	54,484	1,166,559
Sadia SA, ADR (k)	12,000	79,288
Suzano Papel e Celulose SA * (k)	4,700	59,687
Tam SA * (k)	2,734	54,210
Tele Norte Leste Participacoes SA (k)	3,400	79,160
Telemar Norte Leste SA, Series A (k)	1,400	73,006
Telesp Celular Participacoes SA * (k)	15,750	81,359
Tim Participacoes SA (k)	23,740	52,286
Usinas Siderurgicas de Minas Gerais SA,
Series A (k)	4,942	173,425
Votorantim Celulose e Papel SA * (k)	1,700	36,430
		6,530,670
Germany - 0.21%
Bayerische Motoren Werke (BMW) AG (k)	1,388	47,483
Porsche Automobil Holding SE (k)	2,644	371,147
RWE AG (k)	1,167	101,647
Volkswagen AG (k)	3,316	510,712
		1,030,989
Italy - 0.03%
IFI-Istituto Finanziario Industriale SpA * (k)	2,934	63,221
Unipol SpA (k)	29,800	55,542
		118,763
Malaysia - 0.00%
Malaysian Airline System BHD * (k)	1,800	432

Russia - 0.01%
Surgutneftegaz SADR (k)	17,240	63,788

South Korea - 0.06%
Hyundai Motor Company (k)	1,820	44,769
LG Electronics, Inc. (k)	310	14,086
Samsung Electronics Company, Ltd. (k)	670	222,544
		281,399
TOTAL PREFERRED STOCKS (Cost $6,894,151)		$8,026,041

WARRANTS - 0.00%

Egypt - 0.00%
EL EZZ Steel Company
(Expiration Date: 09/25/2008)	3,638	13,923

International Equity Index Fund (continued)
	Shares or Principal Amount	Value
WARRANTS (continued)

Indonesia - 0.00%
Bank Pan Indonesia Tbk PT
(Expiration Date: 07/10/2009, Strike
Price: IDR 400.00)	25,750	$1,604

Malaysia - 0.00%
IJM Land
(Expiration date: 12/31/2008)	3,090	0

Taiwan - 0.00%
Sino-American Silicon Products, Inc.
(Expiration date: 09/15/2008)	1,000	1,062
TOTAL WARRANTS (Cost $10,391)		$16,589

RIGHTS - 0.00%

Australia - 0.00%
Alumina, Ltd. (Expiration date 09/19/2008)	9,970	0
Leighton Holdings, Ltd. (Expiration Date
09/11/2008, Strike Price AUD 35.35)	245	2,348

Indonesia - 0.00%
United Tractors Tbk PT (Expiration Date
09/11/2008)	5,333	1,661

Japan - 0.00%
Dowa Mining Company, Ltd. (Expiration Date:
01/29/2010, Strike Price: JPY 1.00)	5,000	1,413
TOTAL RIGHTS (Cost $0)		$5,422

SHORT TERM INVESTMENTS - 1.60%
AIM Short-Term Investment Trust,
STIC Prime Portfolio,
Institutional Class	$6,040,085	$6,040,085
John Hancock Cash
Investment Trust, 2.5657% (c)(i)	1,871,120	1,871,120
TOTAL SHORT TERM INVESTMENTS
(Cost $7,911,205)		$7,911,205
Total Investments (International Equity Index Fund)
(Cost $473,485,242) - 96.45%		$476,010,257
Other Assets in Excess of Liabilities - 3.55%		17,514,745
TOTAL NET ASSETS - 100.00%		$493,525,002

International Opportunities Fund
	Shares or Principal Amount	Value
COMMON STOCKS - 87.58%

Australia - 2.67%
CSL, Ltd.	670,577	$23,403,323

Brazil - 5.37%
All America Latina Logistica SA	377,032	4,360,155
BM&F BOVESPA SA *	603,712	4,607,468
Gafisa SA	583,783	8,359,200
Petroleo Brasileiro SA, ADR	406,212	21,423,621
Unibanco - Uniao De Bancos
Brasileiros SA, ADR *	69,283	8,283,475
		47,033,919

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Opportunities Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Canada - 7.69%
Potash Corp. of Saskatchewan, Inc.	110,076	$19,109,193
Research In Motion, Ltd. *	216,211	26,291,258
Rogers Communications, Inc., Class B	605,987	21,961,179
		67,361,630
Denmark - 4.25%
Vestas Wind Systems AS *	274,264	37,215,812

France - 11.35%
Accor SA	204,998	13,556,741
Alstom	202,072	20,526,899
AXA Group SA	548,269	17,493,861
Cie Generale de Geophysique-Veritas *	227,619	9,345,953
JC Decaux SA	302,094	6,690,178
PPR SA	58,057	6,751,387
Veolia Environnement SA	468,262	25,116,042
		99,481,061
Germany - 5.67%
Commerzbank AG	194,837	5,707,162
Deutsche Bank AG	103,411	8,782,347
GEA Group AG	266,382	8,373,482
Linde AG	213,028	26,795,570
		49,658,561
Hong Kong - 2.46%
CNOOC, Ltd.	5,424,600	8,434,167
Esprit Holdings, Ltd.	1,056,000	8,717,560
Shangri-La Asia, Ltd.	2,303,308	4,422,770
		21,574,497
India - 0.92%
ICICI Bank, Ltd., SADR	259,225	8,041,159

Israel - 3.03%
Teva Pharmaceutical Industries, Ltd., SADR	560,284	26,523,845

Japan - 8.43%
Daikin Industries, Ltd.	245,805	8,285,696
Daiwa Securities Group, Inc.	953,000	7,357,571
Fujitsu, Ltd.	654,000	4,520,356
Hitachi Construction Machinery Company, Ltd.	161,436	3,773,877
Marubeni Corp.	2,024,000	12,523,246
Mizuho Financial Group, Inc.	1,701	7,240,998
Nintendo Company, Ltd.	64,200	30,139,307
		73,841,051
Mexico - 2.37%
America Movil SA de CV, Series L, ADR	250,929	12,892,732
Cemex SA de CV, SADR *	393,481	7,889,294
		20,782,026
Netherlands - 2.05%
Heineken NV (a)	383,647	17,986,473

Singapore - 0.35%
Capitaland, Ltd. (a)	1,016,587	3,105,057

South Africa - 1.03%
MTN Group, Ltd.	586,346	9,014,792

Spain - 1.27%
Gamesa Corporacion Tecnologica SA	235,963	11,159,890

International Opportunities Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Switzerland - 13.46%
ABB, Ltd. *	761,968	$18,689,336
Actelion, Ltd. *	162,816	9,345,843
Credit Suisse Group AG	473,163	21,946,572
Julius Baer Holding AG	280,750	17,085,142
Lonza Group AG	182,096	25,705,814
Nestle SA	570,025	25,115,065
		117,887,772
Taiwan - 3.46%
Hon Hai Precision Industry Company, Ltd. *	2,511,000	12,596,510
Taiwan Semiconductor
Manufacturing Company, Ltd., SADR	1,820,486	17,676,919
		30,273,429
United Kingdom - 9.54%
BG Group PLC	890,078	19,743,123
BHP Billiton PLC	283,657	8,834,757
British Sky Broadcasting Group PLC	940,374	7,967,658
Johnson Matthey PLC	135,440	4,007,701
Man Group PLC, ADR	422,557	4,354,266
Reckitt Benckiser PLC	255,516	12,917,462
Rio Tinto PLC	89,601	8,505,714
Tesco PLC	2,485,874	17,230,507
		83,561,188
United States - 2.21%
Las Vegas Sands Corp. * (a)	272,232	12,906,519
Schlumberger, Ltd.	68,702	6,473,103
		19,379,622
TOTAL COMMON STOCKS (Cost $744,337,001)		$767,285,107

SHORT TERM INVESTMENTS - 3.41%
John Hancock Cash
Investment Trust, 2.5657% (c)(i)	$29,882,813	$29,882,813
TOTAL SHORT TERM INVESTMENTS
(Cost $29,882,813)		$29,882,813

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Opportunities Fund (continued)
	Shares or Principal Amount	Value
REPURCHASE AGREEMENTS - 12.59%
Repurchase Agreement with State
Street Corp. dated 08/29/2008 at
1.70% to be repurchased at
$110,339,838 on 09/02/2008,
collateralized by $111,970,000
Federal Home Loan Bank, 3.00%
due 06/30/2009 (valued at
$112,529,850, including interest)	$110,319,000	$110,319,000
TOTAL REPURCHASE AGREEMENTS
(Cost $110,319,000)		$110,319,000
Total Investments (International Opportunities Fund)
(Cost $884,538,814) - 103.58%		$907,486,920
Liabilities in Excess of Other Assets - (3.58)%		(31,381,285)
TOTAL NET ASSETS - 100.00%		$876,105,635
The portfolio had the following five top industry concentrations as of August 31, 2008 (as a percentage of total net assets):

Industrial Machinery	6.78%

Banking	5.47%

Financial Services	5.19%

Chemicals	5.12%

Electrical Equipment	4.25%

International Small Cap Fund
	Shares or Principal Amount	Value
COMMON STOCKS - 88.24%
Australia - 7.65%
Billabong International, Ltd.	452,750	$4,954,738
Downer EDI, Ltd.	663,999	4,200,799
Emeco Holdings, Ltd.	2,865,407	2,445,806
Iluka Resources, Ltd.	1,702,990	6,492,112
Pacific Brands, Ltd.	1,913,090	3,632,019
PaperlinX, Ltd.	2,678,216	4,452,290
		26,177,764
Belgium - 1.03%
Barco NV	75,310	3,516,669

Bermuda - 2.11%
Bio-Treat Technology, Ltd. (a)	6,693,612	963,671
Ngai Lik Industrial Holdings, Ltd.	15,461,530	479,786
People’s Food Holdings, Ltd.	8,982,174	5,787,980
		7,231,437
Brazil - 0.29%
Companhia de Saneamento de Minas Gerais *	66,084	999,369

Canada - 7.69%
ATS Automation Tooling Systems, Inc. *	852,660	6,978,353
Biovail Corp.	525,900	5,745,376
Canaccord Capital, Inc.	110,800	960,030
Dorel Industries, Inc., Class B	196,800	6,262,829
GSI Group, Inc. *	470,784	2,353,920
MDS, Inc. *	227,577	3,487,171

International Small Cap Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Canada (continued)
Mega Brands, Inc. *	196,700	$509,441
		26,297,120
Cayman Islands - 0.25%
Chitaly Holdings, Ltd.	9,234,729	857,416

China - 1.54%
BYD Company, Ltd., H Shares	1,236,522	1,418,121
Sinotrans, Ltd., Class H	17,091,000	3,860,616
		5,278,737
Finland - 3.51%
Amer Sports Oyj, A Shares	344,084	4,633,358
Elcoteq SE, A Shares *	319,781	2,047,108
Huhtamaki Oyj	529,206	5,328,719
		12,009,185
Germany - 1.51%
Jenoptik AG *	737,145	5,180,205

Hong Kong - 7.46%
AAC Acoustic Technology Holdings, Inc. *	3,016,000	2,407,356
Dah Sing Financial Group	633,174	3,879,762
Fountain Set Holdings, Ltd.	11,313,425	1,121,433
Giordano International, Ltd. (a)	7,906,365	2,868,669
Lerado Group Holding Company, Ltd.	12,649,682	819,994
TCL Communication Technology
Holdings, Ltd. * (a)	37,286,192	713,013
Texwinca Holdings, Ltd.	7,030,907	6,029,200
Travelsky Technology, Ltd., Class H	2,655,132	1,612,703
Weiqiao Textile Company, Ltd. (a)	3,138,106	2,487,509
Yue Yuen Industrial Holdings, Ltd.	1,286,140	3,563,263
		25,502,902
Japan - 8.53%
Aiful Corp.	324,750	2,624,729
Descente, Ltd.	1,076,860	5,971,445
Meitec Corp.	159,911	4,413,315
Nichii Gakkan Company, Ltd. (a)	373,866	4,778,104
Sohgo Security Services Company, Ltd.	357,373	4,066,996
Takuma Company, Ltd.	849,000	2,611,982
USS Company, Ltd.	68,130	4,686,614
		29,153,185
Luxembourg - 0.33%
Thiel Logistik AG *	577,341	1,139,745

Netherlands - 4.32%
Draka Holding NV	57,148	1,709,583
Imtech NV	120,274	3,085,705
OPG Groep NV	252,718	4,224,613
SBM Offshore NV	113,984	2,757,712
USG People NV	164,589	2,978,778
		14,756,391
Norway - 1.83%
Tomra Systems ASA	924,420	6,257,140

Philippines - 0.17%
First Gen Corp.	1,066,400	576,087

Singapore - 1.72%
Huan Hsin Holdings, Ltd.	3,335,298	1,289,456

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Small Cap Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Singapore (continued)
Osim International, Ltd. * (a)	4,045,008	$714,605
Venture Corp., Ltd.	551,229	3,871,596
		5,875,657
South Korea - 8.40%
Daeduck Electronics Company, Ltd. (a)	448,800	1,430,312
Daegu Bank	374,000	4,146,194
Halla Climate Control Company, Ltd.	600,100	5,589,134
Intops Company, Ltd.	96,966	1,352,749
People & Telecommunication, Inc.	263,304	1,260,999
Pusan Bank	418,160	4,650,316
Sindo Ricoh Company, Ltd.	78,430	4,398,189
Youngone Corp.	747,110	5,905,096
		28,732,989
Spain - 0.16%
Sol Melia SA	62,400	535,757

Sweden - 3.06%
D. Carnegie & Company AB	475,626	5,957,255
Niscayah Group AB	2,496,590	4,490,743
		10,447,998
Switzerland - 1.53%
Verwaltungs & Privat Bank AG	26,945	5,236,652

Taiwan - 9.11%
Acbel Polytech, Inc.	5,202,000	2,198,444
BenQ Corp.	114,000	57,387
D-Link Corp.	3,809,692	4,590,747
Giant Manufacturing Company, Ltd.	892,500	2,590,748
KYE System Corp.	3,575,965	3,558,684
Pihsiang Machinery Manufacturing Company,
Ltd. *	2,610,000	4,122,239
Simplo Technology Company, Ltd.	894,960	3,586,655
Ta Chong Bank, Ltd. *	17,866,000	4,640,361
Taiwan Fu Hsing Industrial Company, Ltd.	2,886,000	1,301,255
Test-Rite International Company, Ltd.	7,905,403	4,497,262
		31,143,782
Thailand - 4.37%
Bank of Ayudhya PCL, NVDR *	8,014,600	4,760,807
Glow Energy PCL	6,865,525	5,814,843
Total Access Communication PCL	3,445,460	4,360,688
		14,936,338
United Kingdom - 9.95%
Bodycote International PLC	1,457,303	6,159,831
Burberry Group PLC	470,439	3,829,222
Fiberweb PLC	2,767,330	2,285,264
Future PLC	5,499,140	2,683,456
Game Group PLC	923,955	4,534,330
Henderson Group PLC	1,856,240	4,383,431
New Star Asset Management Group, Ltd.	2,257,236	4,309,149
Yule Catto & Company PLC	2,196,604	5,849,144
		34,033,827
United States - 1.72%
Steiner Leisure, Ltd. *	165,855	5,871,267
TOTAL COMMON STOCKS (Cost $350,531,101)		$301,747,619

International Small Cap Fund (continued)
	Shares or Principal Amount	Value
SHORT TERM INVESTMENTS - 9.34%
John Hancock Cash
Investment Trust, 2.5657% (c)(i)	$6,303,048	$6,303,048
Paribas Corp.
2.125% due 09/02/2008	25,630,000	25,630,000
TOTAL SHORT TERM INVESTMENTS
(Cost $31,933,048)		$31,933,048
Total Investments (International Small Cap Fund)
(Cost $382,464,149) - 97.58%		$333,680,667
Other Assets in Excess of Liabilities - 2.42%		8,287,855
TOTAL NET ASSETS - 100.00%		$341,968,522
The portfolio had the following five top industry concentrations as of August 31, 2008 (as a percentage of total net assets):

Apparel & Textiles	9.53%

Banking	6.85%

Industrial Machinery	5.35%

Business Services	4.66%

Financial Services	4.44%

International Small Company Fund
	Shares or Principal Amount	Value
COMMON STOCKS - 99.30%

Australia - 8.73%
ABB Grain, Ltd.	58,186	$410,047
Acrux, Ltd. *	23,000	22,670
Adelaide Brighton, Ltd.	105,031	324,633
Aditya Birla Minerals, Ltd.	40,783	56,669
Admiralty Resources NL *	399,847	44,103
AED Oil, Ltd. *	34,925	58,666
Aevum, Ltd.	34,460	52,648
AJ Lucas Group, Ltd.	13,180	69,833
Alchemia, Ltd. *	43,512	10,781
Alesco Corp., Ltd.	26,105	153,918
Alkane Resources, Ltd. *	7,000	1,974
Alliance Resources, Ltd. *	36,000	27,555
Amadeus Energy, Ltd. *	46,767	19,393
Amalgamated Holdings, Ltd.	23,828	95,996
Andean Resources, Ltd. *	79,891	87,365
Ansell, Ltd.	45,924	483,650
Anzon Australia, Ltd. *	37,000	30,564
APA Group	121,410	377,364
APN News & Media, Ltd.	100,258	283,764
Aquila Resources, Ltd. *	41,695	577,956
ARB Corp., Ltd.	16,596	55,411
Arrow Energy NL *	145,635	431,858
Atlas Iron, Ltd. *	50,850	98,474
Ausdrill, Ltd.	43,573	95,032
Ausenco, Ltd.	15,017	201,899
Austal, Ltd.	37,191	75,857
Austar United Communications, Ltd. *	187,684	189,104
Austereo Group, Ltd.	68,999	103,560
Australian Agricultural Company, Ltd.	55,936	150,484

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Australia (continued)
Australian Infrastructure Fund	122,348	$276,552
Australian Pharmaceutical Industries, Ltd. *	68,318	40,272
Australian Wealth Management, Ltd.	172,770	212,071
Australian Worldwide Exploration, Ltd. *	147,861	441,470
Automotive Holdings Group	11,804	19,276
AVJennings, Ltd.	48,073	25,914
Avoca Resources, Ltd. *	43,450	68,825
AWB, Ltd.	119,690	299,704
Babcock & Brown Wind Partners	251,975	288,362
Bank of Queensland, Ltd.	44,227	597,854
Beach Petroleum, Ltd.	372,564	365,150
Becton Property Group	9,805	6,281
Bendigo Mining, Ltd. *	178,194	26,666
Biota Holdings, Ltd. *	39,986	25,652
Blackmores, Ltd.	2,178	34,098
Boom Logistics, Ltd.	77,274	78,851
Bradken, Ltd.	33,095	310,139
Brickworks, Ltd.	40,654	414,218
Brockman Resources, Ltd. *	29,655	43,401
Buru Energy, Ltd. *	31,633	7,796
Cabcharge Australia, Ltd.	27,079	159,943
Campbell Brothers, Ltd.	13,677	410,679
Candle Australia, Ltd.	18,516	23,009
Cardno, Ltd.	22,665	106,205
Carnarvon Petroleum, Ltd. *	170,442	63,722
CBH Resources, Ltd. *	158,181	14,127
CEC Group, Ltd.	8,875	1,363
Cellestis, Ltd. *	15,855	30,118
Centamin Egypt, Ltd. *	205,300	191,811
Centennial Coal Company, Ltd.	86,166	419,690
Ceramic Fuel Cells, Ltd. *	66,430	25,269
Challenger Financial Services Group, Ltd.	129,149	298,401
Charter Hall Group	70,261	53,149
Citadel Resource Group, Ltd. *	206,164	51,115
Citigold Corp., Ltd. *	151,498	22,739
Clinuvel Pharmaceuticals, Ltd. *	69,980	17,949
Clough, Ltd. *	152,024	103,407
Coal of Africa, Ltd. *	111,349	290,243
Cockatoo Coal, Ltd. *	88,688	55,578
Coeur d’Alene Mines Corp. *	36,607	66,027
Coffey International, Ltd.	16,002	33,093
Comdek, Ltd. *	90,698	17,450
Compass Resources NL *	15,577	8,398
ConnectEast Group	456,313	318,873
Consolidated Rutile, Ltd.	52,500	16,191
CopperCo, Ltd. *	173,658	59,022
Corporate Express Australia, Ltd.	25,148	107,442
Count Financial, Ltd.	44,540	61,937
Coventry Group, Ltd. *	4,500	7,704
Crane Group, Ltd.	21,927	259,894
Crescent Gold, Ltd. *	120,652	10,293
CuDeco, Ltd. *	25,525	58,930
Customers, Ltd. *	272,077	22,741
David Jones, Ltd.	139,065	515,133
Deep Yellow, Ltd. *	341,154	72,691
Devine, Ltd.	50,049	37,271

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Australia (continued)
Dominion Mining, Ltd.	15,905	$34,066
Downer EDI, Ltd.	72,138	456,382
Duet Group	200,055	510,446
Eastern Star Gas, Ltd. *	169,832	83,175
Emeco Holdings, Ltd.	143,215	122,243
Emitch, Ltd.	50,921	30,046
Energy Developments, Ltd.	42,834	107,912
Energy World Corp., Ltd. *	186,552	151,810
Envestra, Ltd.	170,935	102,167
Extract Resources, Ltd. *	47,541	38,782
Felix Resources, Ltd.	18,106	310,355
Ferraus, Ltd. *	30,170	23,648
FKP Property Group, Ltd.	66,064	252,955
Fleetwood Corp., Ltd.	8,920	70,097
Flight Centre, Ltd.	15,759	256,556
Flinders Mines, Ltd. *	272,280	27,774
Forest Enterprises Australia, Ltd.	101,860	46,347
Fox Resources, Ltd. *	49,000	20,480
Funtastic, Ltd.	33,265	11,813
Futuris Corp., Ltd.	224,077	264,226
Geodynamics, Ltd. *	56,620	61,622
Gindalbie Metals, Ltd. *	112,045	86,363
Giralia Resources NL *	24,304	27,009
Golden West Resources, Ltd. *	15,800	22,960
Goodman Fielder, Ltd.	434,158	547,437
GrainCorp., Ltd. *	18,063	135,638
Grange Resources Corp., Ltd. *	20,914	34,338
GRD, Ltd.	54,499	34,642
Great Southern Plantations, Ltd.	47,114	23,733
GUD Holdings, Ltd.	13,336	76,168
Gunns, Ltd.	141,755	203,889
GWA International, Ltd.	65,259	158,502
Hastie Group, Ltd.	22,096	51,888
Healthscope, Ltd.	69,459	249,669
Heron Resources, Ltd. *	9,000	2,584
HFA Holdings, Ltd. *	76,943	75,633
Hills Industries, Ltd.	38,710	140,642
Horizon Oil, Ltd. *	172,869	47,146
Housewares International, Ltd.	41,416	45,919
IBA Health, Ltd. *	515,137	309,483
IBT Education, Ltd.	76,746	156,658
iiNET, Ltd.	45,707	68,905
Iluka Resources, Ltd.	114,108	435,001
Imdex, Ltd.	41,654	69,156
Independence Group NL	25,263	70,926
Independent Practitioner Network, Ltd. *	7,772	1,763
Indophil Resources NL *	72,190	74,860
Industrea, Ltd.	171,666	79,610
Infomedia, Ltd.	87,333	27,988
Innamincka Petroleum, Ltd. *	35,386	15,655
Intrepid Mines, Ltd. *	121,756	24,001
Invocare, Ltd.	23,678	106,745
IOOF Holdings, Ltd.	26,905	124,830
Iress Market Technology, Ltd.	22,352	122,236
Jabiru Metals, Ltd. *	30,000	9,718
JB Hi-Fi, Ltd.	29,369	346,134

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Australia (continued)
Kagara Zinc, Ltd.	47,616	$126,692
Karoon Gas Australia, Ltd. *	27,971	99,195
Kimberley Metals, Ltd. *	16,630	1,971
Kings Minerals NL *	37,728	7,083
Kingsgate Consolidated, Ltd. *	19,704	83,471
Lihir Gold, Ltd. *	36,260	73,521
Linc Energy, Ltd. *	94,657	282,189
Lynas Corp, Ltd. *	195,371	191,021
MAC Services Group *	4,408	9,614
MacArthur Coal, Ltd.	24,217	276,661
Macmahon Holdings, Ltd.	156,391	233,982
Macquarie Communications
Infrastructure Group, Ltd.	159,794	407,826
Macquarie Media Group, Ltd.	54,334	164,800
Mantra Resources, Ltd. *	2,000	3,821
Marion Energy, Ltd. *	54,928	40,629
Maxitrans Industries, Ltd.	86,185	42,730
McGuigan Simeon Wines, Ltd. *	35,945	29,642
McPherson’s, Ltd.	18,009	46,588
Melbourne IT, Ltd.	25,442	66,377
MEO Australia, Ltd. *	115,196	42,080
Mermaid Marine Australia, Ltd.	50,390	71,496
Metals X, Ltd. *	128,000	32,646
Minara Resources, Ltd.	52,139	68,865
Mincor Resources NL	54,880	88,494
Mineral Deposits, Ltd. *	137,144	60,556
Mineral Resources, Ltd. *	22,399	136,178
Mirabela Nickel, Ltd. *	18,896	80,685
Molopo Australia, Ltd. *	35,633	41,179
Monadelphous Group, Ltd.	21,783	305,064
Mortgage Choice, Ltd.	19,081	17,154
Mosaic Oil NL *	258,008	26,398
Mount Gibson Iron, Ltd. *	151,507	310,093
Murchison Metals, Ltd. *	104,130	196,606
MYOB, Ltd.	74,610	71,466
New Hope Corp., Ltd.	159,455	635,615
Nexus Energy, Ltd. *	164,231	194,015
Nido Petroleum, Ltd. *	256,103	65,491
Nomad Building Solutions, Ltd. *	19,727	30,251
Oakton, Ltd.	15,760	52,800
Otto Energy, Ltd. *	140,395	41,802
Pacific Brands, Ltd.	168,129	319,195
Pan Australian Resources, Ltd. *	410,964	303,798
Pan Pacific Petroleum NL *	177,591	36,407
PaperlinX, Ltd.	147,629	245,420
Peet & Company, Ltd.	47,342	99,526
Peptech, Ltd. *	60,402	57,802
Perilya, Ltd.	22,845	10,273
Perpetual Trust of Australia, Ltd.	10,479	400,188
Perseus Mining, Ltd. *	50,479	40,101
Petsec Energy, Ltd. *	36,147	12,445
Pharmaxis, Ltd. *	50,510	95,223
Photon Group, Ltd.	14,016	35,318
Platinum Asset Mangement, Ltd.	61,470	188,574
Platinum Australia Ltd *	49,395	105,654
PMP, Ltd.	84,363	89,869

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Australia (continued)
Port Bouvard, Ltd. *	14,000	$5,384
Portman, Ltd. *	14,292	228,165
Poseidon Nickel, Ltd. *	47,198	28,212
Premier Investments, Ltd. *	7,850	38,455
Primary Health Care, Ltd.	92,575	414,983
Prime Television, Ltd.	6,418	12,960
Primelife Corp., Ltd.	105,874	40,662
Programmed Maintenance Services, Ltd.	31,378	104,840
pSivida Corp. *	2,379	6,537
Publishing & Broadcasting, Ltd.	37,206	103,359
Pure Energy Resources, Ltd. *	29,000	40,870
Ramsay Health Care, Ltd.	32,566	300,769
RCR Tomlinson, Ltd.	22,598	22,968
Realestate.com.au, Ltd. *	2,110	9,040
Reckon, Ltd.	37,302	37,106
Redflex Holdings, Ltd.	29,061	65,084
Resolute Mining, Ltd. *	43,345	59,255
Reverse Corp., Ltd.	22,464	35,966
Ridley Corp., Ltd.	52,284	50,539
Riversdale Mining, Ltd. *	49,088	434,958
Roc Oil Company, Ltd. *	87,440	88,876
SAI Global, Ltd.	31,667	82,750
Salinas Energy, Ltd. *	105,014	26,883
Sally Malay Mining, Ltd.	55,567	103,581
Salmat, Ltd.	25,789	74,799
Sedgman, Ltd. *	9,623	22,197
Seek, Ltd.	54,088	242,487
Select Harvests, Ltd.	6,500	31,465
ServCorp, Ltd.	13,939	43,903
Service Stream, Ltd.	51,452	43,469
Seven Network, Ltd. *	45,662	305,539
Sigma Pharmaceuticals, Ltd.	279,174	309,898
Silex Systems, Ltd. *	32,645	200,022
Sino Gold, Ltd. *	68,223	248,759
Sino Strategic International, Ltd. *	11,948	12,549
Sirtex Medical, Ltd. *	11,366	23,365
Skilled Group, Ltd.	13,684	33,831
SMS Management & Technology, Ltd.	12,633	41,669
SP AusNet	7,985	7,845
SP Telemedia, Ltd.	63,587	8,692
Spark Infrastructure Group	295,417	391,343
Specialty Fashion Group, Ltd.	51,331	33,571
Sphere Investments Ltd *	18,205	25,127
Spotless Group, Ltd.	45,977	142,763
St. Barbara, Ltd. *	137,516	25,207
Straits Resources, Ltd.	61,211	288,817
Strike Resources, Ltd./Australia *	22,520	26,616
STW Communications Group, Ltd.	36,346	42,844
Sundance Resources, Ltd./Australia *	344,338	74,047
Sunland Group, Ltd.	53,985	110,546
Sunshine Gas, Ltd. *	59,677	144,536
Super Cheap Auto Group, Ltd.	17,728	40,151
Swick Mining Services, Ltd. *	28,000	30,589
Talent2 International, Ltd.	6,000	8,169
Tamaya Resources, Ltd. *	219,476	5,810
Tap Oil, Ltd. *	40,556	39,662

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Australia (continued)
Tassal Group, Ltd.	31,667	$63,535
Technology One, Ltd.	46,859	36,120
Ten Network Holdings, Ltd.	210,484	303,488
Terramin Australia, Ltd. *	14,500	24,751
TFS Corp., Ltd.	51,800	61,134
Thakral Holdings Group	137,513	88,493
The Reject Shop, Ltd.	8,900	82,230
Timbercorp, Ltd.	66,576	48,293
Tower Australia Group, Ltd.	79,915	203,044
Tox Free Solutions, Ltd. *	16,000	24,070
Transfield Services Infrastructure Fund	61,169	75,069
Transfield Services, Ltd.	43,997	316,268
Transpacific Industries Group, Ltd.	52,016	311,647
Troy Resources NL	18,408	25,264
United Group, Ltd.	44,196	518,734
United Minerals Corp. *	26,754	44,073
UXC, Ltd.	52,216	46,346
Village Roadshow, Ltd.	27,228	39,693
Virgin Blue Holdings, Ltd.	29,257	14,349
Vision Group Holdings, Ltd.	11,097	16,917
Washington H Soul Pattinson & Company, Ltd.	43,892	421,434
Watpac, Ltd.	38,387	88,151
Wattyl, Ltd.	17,759	20,493
WDS, Ltd. *	22,198	47,076
Webster, Ltd.	29,149	26,394
West Australian Newspapers Holdings, Ltd.	48,457	376,444
Western Areas NL *	30,734	243,891
White Energy Company, Ltd. *	20,704	67,179
Whitehaven Coal, Ltd.	26,881	83,290
WHK Group, Ltd.	56,586	53,000
Wide Bay Australia, Ltd.	4,837	38,511
Windimurra Vanadium, Ltd. *	26,928	55,299
Wotif.com Holdings, Ltd. *	22,005	67,574
		35,327,401
Austria - 1.12%
Agrana Beteiligungs AG	1,721	134,997
Andritz AG	12,463	764,308
A-TEC Industries AG *	621	56,922
Austrian Airlines AG *	13,651	119,712
BetandWin.com Interactive Entertainment AG *	7,836	217,269
BWT AG	1,398	41,683
Constantia Packaging AG	1,661	114,644
Flughafen Wien AG	3,854	312,600
Frauenthal Holdings AG	2,607	58,072
Intercell AG *	10,364	453,544
Lenzing AG	262	119,553
Mayr-Melnhof Karton AG	3,259	256,687
Oesterreichische Post AG *	13,510	533,874
Palfinger AG	4,482	99,948
RHI AG *	7,669	347,393
Rosenbauer International AG	1,472	68,744
S&T System Integration & Technology
Distribution AG *	541	26,901
Schoeller-Bleckmann Oilfield Equipment AG	3,462	287,593
Uniqa Versicherungen AG	14,844	429,389
Warimpex Finanz- und Beteiligungs AG	3,221	22,849

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Austria (continued)
Wolford AG	1,578	$46,249
		4,512,931
Belgium - 1.31%
Ackermans & Van Haaren NV	7,861	779,134
Banque Nationale de Belgique	75	329,865
Barco NV	3,889	181,600
Bekaert SA	4,106	716,017
Compagnie d’Entreprises (CFE)	2,228	233,821
Compagnie Immobiliere de Belgique SA	645	37,850
Compagnie Maritime Belge SA	2,799	148,922
Deceuninck NV	4,147	44,808
Devgen *	2,298	36,312
Duvel Moortgat SA	873	52,905
Econocom Group SA	5,040	61,965
Elia System Operator SA/NV	5,397	208,111
Euronav NV	7,637	323,072
Exmar NV	4,863	128,098
Innogenetics NV *	3,366	31,771
International Brachytherapy *	6,399	29,509
Ion Beam Applications SA	4,206	95,018
Kinepolis Group NV	391	13,805
Lotus Bakeries SA	34	13,451
Melexis NV	4,995	76,468
Omega Pharma SA	5,762	291,631
Option NV *	7,907	39,092
Recticel SA	3,266	40,014
Roularta Media Group NV	668	23,931
SA D’Ieteren Trading NV	569	143,158
Sapec SA	305	54,565
Sioen Industries NV	1,985	21,261
Sipef SA	170	99,765
Telenet Group Holding NV *	17,068	388,758
Tessenderlo Chemie NV	10,795	596,908
Van De Velde NV	1,407	55,536
		5,297,121
Canada - 10.12%
20-20 Technologies, Inc. *	6,400	25,316
Aastra Technologies, Ltd. *	4,100	59,774
Absolute Software Corp. *	9,500	118,996
Accrete Energy, Inc. *	6,894	40,515
Aecon Group, Inc.	13,800	217,696
AGF Management, Ltd. *	30,758	708,842
Akita Drilling, Ltd.	2,900	33,730
Alamos Gold, Inc. *	27,052	156,687
Alberta Clipper Energy, Inc. *	19,300	50,168
Alexco Resource Corp. *	5,500	14,141
Allen-Vanguard Corp. *	12,747	13,566
Altius Minerals Corp. *	6,200	38,480
Amerigo Resources, Ltd.	22,400	31,433
Anderson Energy, Ltd. *	20,300	72,650
Angiotech Pharmaceuticals, Inc. *	28,094	52,389
Antrim Energy, Inc. *	29,900	79,129
Anvil Mining, Ltd. *	20,649	140,992
Aquiline Resources, Inc. *	15,500	92,404
Astral Media, Inc.	17,089	534,977

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Canada (continued)
Atrium Innovations, Inc. *	4,200	$61,904
ATS Automation Tooling Systems, Inc. *	29,800	243,890
Augusta Resource Corp. *	17,500	83,561
Aurelian Resources, Inc. *	25,200	143,586
Aurizon Mines, Ltd. *	38,200	118,723
Aurora Energy Resources, Inc. *	10,400	22,332
Axia NetMedia Corp. *	9,200	20,795
Baffinland Iron Mines Corp. *	24,800	36,903
Baja Mining Corp. *	16,100	13,343
Ballard Power Systems, Inc. *	21,400	99,160
Bankers Petroleum, Ltd. *	43,086	196,805
Baytex Energy Trust	1,700	52,034
Bellus Health, Inc. *	3,500	4,285
Bioms Medical Corp. *	21,000	64,475
Bioteq Environmental Tech, Inc. *	11,100	31,885
Biovail Corp.	54,800	598,681
Birch Mountain Resources, Ltd. *	11,200	2,110
Birchcliff Energy, Ltd. *	28,124	338,240
BMTC Group, Inc., Class A	4,500	79,464
BNK Petroleum, Inc. *	12,925	22,877
Boralex, Inc., Class A *	9,100	123,842
Bow Valley Energy, Ltd. *	21,100	89,225
Breaker Energy, Ltd., Class A *	8,800	87,685
Breakwater Resources, Ltd. *	63,300	20,269
Calfrac Well Services, Ltd.	7,700	185,067
Calvalley Petroleums, Inc., Class A *	15,977	38,220
Canaccord Capital, Inc.	8,800	76,248
Canada Bread Company, Ltd.	3,340	188,736
Canadian Hydro Developers, Inc. *	39,880	175,400
Canadian Royalties, Inc. *	24,900	22,747
Canadian Superior Energy, Inc. *	38,300	146,808
Canadian Western Bank	18,334	412,679
Canam Group, Inc., Class A	15,300	134,873
Candax Energy, Inc. *	82,101	52,579
Canfor Corp. *	31,254	319,663
Cangene Corp. *	6,400	27,727
CanWest Global Communications Corp. *	15,050	42,947
Capstone Mining Corp. *	17,200	50,379
Cardiome Pharma Corp. *	18,800	165,903
Carpathian Gold, Inc. *	20,000	5,462
Cascades, Inc.	24,850	163,592
Catalyst Paper Corp. *	121,263	138,188
CCL Industries, Inc., Class B	8,200	271,454
CE Franklin, Ltd. *	2,786	27,550
Celestica, Inc. *	75,600	640,087
Celtic Exploration, Ltd. *	10,700	159,724
Central Sun Mining, Inc. *	11,052	7,286
Certicom Corp. *	4,100	6,255
Chariot Resources, Ltd. *	40,500	21,741
CHC Helicopter Corp., Class A	2,600	74,538
Clarke, Inc.	10,800	71,200
Claude Resources, Inc. *	35,700	21,182
Coalcorp Mining, Inc. *	33,771	42,301
Cogeco Cable, Inc.	5,900	244,490
Com Dev International, Ltd. *	14,900	45,607
Comaplex Minerals Corp. *	5,776	32,639

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Canada (continued)
Compton Petroleum Corp. *	33,118	$281,962
Connacher Oil & Gas, Ltd. *	71,923	277,721
Constellation Software, Inc.	2,100	58,344
Corby Distilleries, Ltd.	7,022	131,605
Corridor Resources, Inc. *	24,300	132,737
Corus Entertainment, Inc., Class B	27,513	506,055
Cott Corp. *	10,300	19,595
Crew Energy, Inc. *	18,024	254,617
Crew Gold Corp *	14,900	7,999
Cryocath Technologies, Inc. *	7,000	29,337
Crystallex International Corp. *	43,800	57,338
Dalsa Corp.	6,700	60,576
Delphi Energy Corp. *	30,700	72,283
Denison Mines Corp. *	59,616	337,438
Descartes Systems Group, Inc. *	10,100	34,244
Divestco, Inc. *	2,800	4,852
Dorel Industries, Inc., Class B	10,400	330,963
Dundee Precious Metals, Inc. *	17,200	89,094
Dundee Wealth Management, Inc.	21,542	304,323
Eastern Platinum, Ltd. *	203,624	301,083
Eldorado Gold Corp. *	51,263	407,478
Emera, Inc.	9,600	213,012
Empire Company, Ltd.	6,100	268,117
Endeavour Silver Corp. *	6,200	14,014
Enghouse Systems, Ltd.	1,100	5,449
Entree Gold, Inc. *	31,600	62,795
Equinox Minerals, Ltd. *	125,209	471,686
Equitable Group, Inc.	4,400	87,478
Etruscan Resources, Inc. *	15,700	14,047
European Goldfields, Ltd. *	47,300	188,879
Evertz Technologies, Ltd.	9,300	176,488
Exco Technologies, Ltd.	7,900	17,112
Exfo Electro Optical Engineering, Inc. *	8,300	34,942
Farallon Resources, Ltd. *	70,400	37,129
First Calgary Petroleums, Ltd. *	99,300	235,672
First Nickel, Inc. *	30,500	6,032
Flint Energy Services, Ltd. *	13,600	224,660
FNX Mining Company, Inc. *	25,900	378,084
Forsys Metals Corp. *	15,300	71,327
Forzani Group, Ltd., Class A	9,900	130,533
Fraser Papers, Inc. * (a)	4,800	7,414
Fronteer Development Group, Inc. *	14,100	48,602
Frontera Copper Corp. *	6,600	13,053
Galleon Energy, Inc., Class A *	20,050	267,006
Garda World Security Corp., Class A *	7,700	92,243
Gennum Corp.	9,858	89,779
Gluskin Sheff & Associates, Inc.	2,500	45,277
Gold Eagle Mines, Ltd. *	28,700	325,706
Golden Star Resources, Ltd. *	99,000	148,248
Grande Cache Coal Corp. *	41,200	203,323
Great Basin Gold, Ltd. *	65,400	168,766
Great Canadian Gaming Corp. *	19,450	156,802
Grey Wolf Exploration, Inc. *	8,500	18,812
Greystar Resources, Ltd. *	4,600	9,748
GSI Group, Inc. *	61,283	306,415
Guyana Goldfields, Inc. *	10,700	34,162

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Canada (continued)
Hanfeng Evergreen, Inc. *	13,500	$123,583
Harry Winston Diamond Corp.	18,800	368,280
Heroux-Devtek, Inc. *	6,800	44,830
High River Gold Mines, Ltd. *	94,050	61,117
Highpine Oil & Gas, Ltd. *	21,142	270,796
Home Capital Group, Inc.	8,700	283,090
HudBay Minerals, Inc. *	47,312	478,556
Hydrogenics Corp. *	24,000	30,740
IAMGOLD Corp.	99,100	653,325
Imax Corp. *	1,500	10,765
Imperial Metals Corp. *	6,500	46,525
Intermap Technologies Corp., Class A *	7,800	34,894
International Forest Products, Ltd., Class A *	10,250	51,646
International Royalty Corp.	24,000	75,720
Intertape Polymer Group, Inc. *	9,300	26,276
Iteration Energy, Ltd. *	57,560	339,354
Ivanhoe Energy, Inc. *	51,200	114,281
Jean Coutu Group, Inc.	49,511	394,018
Jinshan Gold Mines, Inc. *	34,900	43,715
Kaboose, Inc. *	44,000	29,836
Kimber Resources, Inc. *	1,750	2,093
Kingsway Financial Services, Inc.	19,200	169,976
Kirkland Lake Gold, Inc. *	14,900	104,123
Labopharm, Inc. *	12,200	15,052
Lake Shore Gold, Corp. *	50,500	62,305
Laramide Resources, Ltd. *	11,900	33,622
Laurentian Bank of Canada (a)	9,000	340,742
Le Chateau, Inc.	4,700	61,085
Leon’s Furniture, Ltd.	16,274	183,155
Linamar Corp.	39,306	437,186
MacDonald Dettwiler & Associates, Ltd. *	10,200	286,749
Mahalo Energy, Ltd. *	12,900	27,336
Major Drilling Group International Company,
Inc. *	6,900	279,431
Maple Leaf Foods, Inc.	22,100	182,120
March Networks Corp. *	7,500	35,317
Martinrea International, Inc. *	21,300	146,440
Maxim Power Corp. *	10,800	52,383
MDS, Inc. *	46,100	706,392
Mega Brands, Inc. *	14,500	37,554
Mega Uranium, Ltd. *	26,600	40,834
Methanex Corp.	32,300	820,733
Migao Corp. *	6,600	47,241
Miranda Technologies, Inc. *	4,000	28,254
Mosaid Technologies, Inc.	4,400	66,178
Neo Material Technologies, Inc. *	15,700	44,802
Norbord, Inc. (a)	26,000	114,499
North American Palladium, Ltd. *	12,650	53,612
Northbridge Financial Corp.	8,900	239,725
Northgate Minerals Corp. *	99,695	154,923
Nova Chemicals Corp.	29,069	843,215
NuVista Energy, Ltd. *	23,597	333,354
Oncolytics Biotech, Inc. *	10,923	19,237
Open Text Corp. *	15,789	561,344
Orvana Minerals, Corp. *	48,020	28,040
Paladin Labs, Inc. *	3,300	33,224

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Canada (continued)
Pan American Silver Corp. *	12,600	$338,199
Paramount Resources, Ltd. *	12,700	183,957
Pason Systems, Inc.	15,700	228,891
Patheon, Inc. *	21,400	69,936
Petaquilla Minerals Company, Ltd. *	30,600	34,006
Petrolifera Petroleum, Ltd. *	7,550	36,619
Platinum Group Metals, Ltd. *	11,200	28,691
Points International, Ltd. *	16,500	12,587
Polymet Mining Corp. *	35,100	115,700
ProEx Energy, Ltd. *	14,100	269,571
ProspEx Resources, Ltd. *	8,365	24,343
Pulse Data, Inc. *	15,318	40,683
Q9 Networks, Inc. *	5,500	86,815
QLT, Inc. *	24,600	92,673
Quadra Mining, Ltd. *	19,900	317,673
Quebecor World, Inc. *	21,545	2,232
Quebecor, Inc.	14,800	394,880
Quest Capital Corp.	50,300	81,481
Reitman’s Canada, Ltd., Class A	15,317	235,857
Resin Systems, Inc. *	36,820	27,742
Resverlogix Corp. *	5,300	44,275
Richelieu Hardware, Ltd.	5,700	102,533
Ritchie Bros. Auctioneers, Inc.	14,700	391,797
Rock Energy, Inc. *	8,373	35,407
RONA, Inc. * (a)	37,896	481,820
Rothmans, Inc. (a)	18,600	522,019
Rubicon Minerals Corp. *	21,100	36,564
Russel Metals, Inc.	19,915	575,993
Samuel Manu-Tech, Inc.	3,200	33,121
Savanna Energy Services Corp.	22,400	423,191
Saxon Energy Services, Inc. *	23,758	156,626
Sceptre Investment Counsel, Ltd. (a)	7,600	62,987
Scorpio Mining Corp. *	22,600	18,943
Semafo, Inc. *	42,000	51,818
ShawCor, Ltd., Class A	15,000	416,604
Shore Gold, Inc. *	64,900	91,073
Sierra Wireless, Inc. *	9,350	119,583
Silver Standard Resources, Inc. *	16,400	416,564
Silvercorp Metals, Inc.	38,694	161,802
Softchoice Corp.	2,000	20,964
Stantec, Inc. *	12,500	361,415
Starfield Resources, Inc. *	52,500	43,511
Stella-Jones, Inc.	2,100	59,135
Storm Cat Energy Corp. *	2,400	1,469
Storm Exploration, Inc. *	9,200	141,145
Stornoway Diamond Corp. *	44,100	12,252
SunOpta, Inc. *	17,900	118,007
Suramina Resources, Inc. *	4,000	4,144
SXC Health Solutions Corp. *	4,200	64,119
Tanzanian Royalty Exploration Corp. *	17,900	74,007
Taseko Mines, Ltd. *	39,900	121,376
Teal Exploration & Mining, Inc. *	4,000	13,562
Tembec, Inc. *	7,330	19,122
The Churchill Corp. *	2,800	42,193
Theratechnologies, Inc. *	12,198	65,941
Thompson Creek Metals Company, Inc. *	32,300	506,494

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Canada (continued)
Timminco, Ltd. *	12,400	$174,006
TLC Vision Corp. *	13,700	13,935
Toromont Industries, Ltd.	19,900	609,107
Torstar Corp., Class B (a)	19,400	279,544
Transat A.T., Inc., Class A	2,100	39,081
Transcontinental, Inc., Class A	24,200	376,060
Transglobe Energy Corp. *	16,600	63,161
Transition Therapeutics, Inc. *	4,900	43,102
Treasury Metals, Inc. *	3,131	2,123
Trican Well Service, Ltd. *	18,100	365,477
Tristar Oil & Gas, Ltd. *	33,907	679,864
Tundra Semiconductor Corp. *	2,300	8,556
Turnkey E&P, Inc. *	1,100	2,538
Uex Corp. *	35,200	102,769
Uni-Select, Inc.	4,200	94,933
Uranium Participation Corp. *	23,300	189,595
Ur-Energy, Inc. *	10,200	14,280
UTS Energy Corp. *	93,500	361,038
Vecima Networks, Inc. *	5,621	25,940
Vector Aerospace Corp. *	2,100	12,757
Verenex Energy, Inc. *	8,500	65,403
Vero Energy, Inc. *	6,700	59,314
Viterra, Inc. *	37,400	431,484
Vitran Corp., Inc. *	300	5,179
Wesdome Gold Mines, Ltd. *	17,100	14,977
West Energy, Ltd. *	23,625	81,880
West Fraser Timber Company, Ltd.	12,100	446,713
Western Canadian Coal Corp. *	25,500	152,260
Western Financial Group, Inc.	10,800	33,973
Wi-LAN, Inc. *	27,400	52,901
Winpak, Ltd.	6,900	29,568
Xantrex Technology, Inc. *	9,700	136,118
Xceed Mortgage Corp.	1,800	1,814
Xtreme Coil Drilling Corp. *	6,548	53,960
Yukon-Nevada Gold Corp. *	47,100	10,203
Zarlink Semiconductor, Inc. *	33,700	23,169
ZCL Composites, Inc.	5,200	41,089
		40,929,293
Denmark - 0.95%
ALK-Abello A/S *	1,570	194,475
Alm. Brand Skadesforsikring A/S *	3,700	115,498
Amagerbanken A/S	3,400	77,383
Ambu A/S	800	12,704
Auriga Industries	5,800	218,195
Bang & Olufsen AS, Series B	2,100	95,621
Bavarian Nordic A/S *	1,260	52,022
BoConcept Holding A/S	75	4,048
Bonusbanken A/S	7,500	17,999
Brodrene Hartmann A/S *	900	16,464
Brondbyernes IF Fodbold A/S *	1,244	16,517
Capinordic A/S *	9,300	20,615
Dalhoff Larsen & Horneman A/S, Series B	2,500	26,551
Dantherm A/S (a)	800	16,644
Det Ostasiatiske Kompagni AS	4,950	299,418
DFDS A/S	745	78,948
DiBa Bank A/S	550	15,705

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Denmark (continued)
Fionia Bank A/S	1,250	$19,754
Fluegger A/S, Series B	300	24,780
Forstaedernes Bank A/S	2,800	41,506
Greentech Energy Systems *	13,500	179,002
Gronlandsbanken	20	1,987
H&H International A/S	280	45,388
Harboes Bryggeri A/S	1,900	44,787
IC Companys A/S	3,450	99,008
Jeudan A/S	650	67,638
Maconomy Corp. *	1,500	3,069
NeuroSearch A/S *	4,338	229,731
Nordjyske Bank A/S	1,190	29,036
Ostjydsk Bank A/S	190	24,353
Parken Sport & Entertainment A/S * (a)	610	151,973
PER Aarsleff A/S	600	72,496
Pharmexa A/S *	10,600	5,421
Ringkjoebing Bank A/S	620	46,351
Ringkjoebing Landbobank A/S	1,455	176,629
Roskilde Bank A/S	495	97
Royal Unibrew A/S	1,200	103,635
Sanistal A/S, Series B	250	18,176
Satair A/S	1,000	41,488
Schouw & Company A/S, Series B	4,900	163,181
SimCorp A/S	1,630	239,798
Sjaelso Gruppen A/S	5,500	90,990
Solar Holdings A/S	900	67,334
Spar Nord Bank A/S	16,850	250,159
Sparbank Vest A/S	275	12,253
Thrane & Thrane A/S	800	47,248
TK Development A/S *	12,600	144,671
TopoTarget A/S *	15,000	34,197
Vestjysk Bank A/S	2,050	79,687
		3,834,630
Finland - 2.51%
Ahlstrom OYJ	995	21,161
Aldata Solution Oyj *	13,900	22,184
Alma Media Oyj	19,550	257,956
Amer Sports Oyj, A Shares	41,993	565,468
Aspo Oyj	4,950	41,189
Atria PLC	3,580	73,435
Cargotec Corp. Oyj, B Shares	13,212	405,038
Comptel PLC	2,692	5,513
Cramo Oyj, Series B	5,674	68,526
Digia PLC	2,622	12,145
Elcoteq SE, A Shares *	5,952	38,102
Elektrobit Corp.	9,773	12,319
Elisa Oyj, Class A	45,146	963,047
Etteplan Oyj	276	1,903
Finnair Oyj	21,089	166,257
Finnlines Oyj	6,400	125,837
Fiskars Oyj Abp, Series A	9,978	148,907
F-Secure Oyj	15,418	58,366
HK Ruokatalo Oyj, Series A	6,090	57,430
Huhtamaki Oyj	45,417	457,316
Ilkka-Yhtyma Oyj	1,073	16,845
KCI Konecranes Oyj	51,234	1,691,023

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Finland (continued)
Kemira Oyj	22,162	$276,992
Lannen Tehtaat Oyj	1,246	29,153
Lassila & Tikanoja Oyj	9,284	210,225
Lemminkainen Oyj	2,350	77,338
M-real Oyj, Series B	51,438	93,246
OKO Bank PLC, Series A	31,602	510,019
Olvi Oyj, Series A	2,000	63,054
Oriola-KD Oyj	22,667	79,667
Orion Oyj, Series A	6,429	121,037
Orion Oyj, Series B	25,593	481,719
Outotec Oyj	10,773	489,392
PKC Group Oyj	5,756	68,303
Ponsse Oyj	2,415	37,447
Poyry Oyj	10,747	260,793
Raisio Oyj	33,851	85,893
Ramirent Oyj	21,264	147,815
Rapala VMC Oyj	617	4,087
Ruukki Group Oyj	9,162	25,404
SanomaWSOY Oyj	22,331	443,172
Scanfil Oyj	3,082	10,964
Stockmann Oyj Abp, Series A	1,949	57,462
Stockmann Oyj Abp, Series B (a)	9,139	257,633
Talentum OYJ	2,462	10,310
Tecnomen Oyj	21,184	32,880
Teleste Oyj	1,377	9,065
Uponor Oyj	16,275	223,780
Vacon Oyj	2,844	118,005
Vaisala Oyj, Series A	2,677	109,100
YIT Oyj	38,286	595,540
		10,139,462
France - 5.19%
Ales Groupe SA	1,081	26,088
Alten SA *	4,916	190,653
Altran Technologies SA *	29,767	260,029
April Group SA	4,250	233,816
Archos SA *	1,721	17,096
Arkema	22,415	1,081,206
Assystem SA	4,109	64,431
Atos Origin SA	21,713	1,166,920
Audika SA	1,625	72,097
Avanquest Software SA *	1,218	6,832
Bacou Dalloz SA	1,599	192,525
Beneteau SA	11,605	196,887
BioMerieux SA	158	17,188
Boiron SA	1,874	53,523
Bonduelle SCA	961	91,353
Bongrain SA	2,450	197,417
Bourbon SA	12,559	715,527
Bull SA *	11,140	40,189
Canal Plus SA	16,823	173,308
Carbone Lorraine SA	3,232	184,008
Cegedim SA	323	28,161
Cegid SA	1,808	44,336
Clarins SA	3,528	286,741
Club Mediterranee SA *	3,915	176,592
Compagnie Plastic Omnium SA	3,169	94,239

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

France (continued)
Delachaux SA	2,118	$212,642
Electricite de Strasbourg SA	1,094	195,348
Esso SAF	925	185,669
Etablissements Maurel et Prom SA	27,487	568,176
Etam Developpement SA	1,713	46,743
Euler Hermes SA	2,690	215,283
Euro Disney SCA *	2,261	27,034
Exel Industries	185	10,201
Faurecia SA *	2,085	79,154
Fimalac	3,983	311,174
Fleury Michon SA	344	14,813
Gaumont SA	589	50,395
Gemalto NV *	22,584	965,272
GFI Informatique SA	9,954	62,216
GIFI	620	38,202
GL Events SA	2,064	54,465
Groupe Crit SA	1,884	49,410
Groupe Open SA	2,447	35,321
Groupe Steria SCA	7,290	195,866
Guerbet SA	558	100,518
Guyenne & Gascogne SA	1,677	200,046
Havas SA	101,280	392,616
Infogrames Entertainment SA *	2,320	45,744
Ingenico SA	10,376	303,191
International Metal Service SA	4,726	106,553
Ipsos SA	7,062	237,433
Korian	2,594	83,340
Lafuma SA	424	16,414
Laurent-Perrier SA	1,018	141,699
Lectra SA *	6,134	26,997
Lisi SA	1,002	80,793
LVL Medical Groupe SA *	3,125	48,861
M6-Metropole Television	15,243	339,425
Maisons France Confort SA	709	21,933
Manitou BF SA	3,693	99,582
Manutan SA	1,304	84,056
Montupet SA	553	5,468
Mr. Bricolage SA	1,756	35,166
Naturex	306	12,748
Neopost SA	8,197	854,583
Nexans SA	6,683	842,131
Nexity SA	7,635	176,514
Norbert Dentressangle SA	1,107	90,945
NRJ Group	8,402	90,648
Oberthur Card Systems SA	10,817	76,747
Orco Property Group SA	1,119	41,758
Orpea SA *	4,196	243,457
Parrot SA *	1,593	30,469
Penauille Polyservices SA	28,582	201,753
Pierre & Vacances SA	1,327	116,827
Pinguely-Haulotte SA	2,723	38,741
Radiall SA	349	37,535
Rallye SA	5,515	250,512
Remy Cointreau SA *	5,800	305,663
Rexel SA	3,300	49,923
Rhodia SA	19,787	384,758

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

France (continued)
Robertet SA	258	$32,929
Rubis SA	2,384	190,445
Saft Groupe SA *	3,605	156,869
Samse SA	317	27,404
SEB SA	7,767	421,477
Sechilienne-Sidec SA	4,497	329,161
Silicon-On-Insulator Technologies SA *	19,957	146,442
SOC MAR TUNNEL PRADO CAR	219	7,667
Societe BIC SA	6,466	390,109
Societe des Bains de Mer & du Cercle des
Etrangers a Monaco	93	89,963
Societe Industrielle D’Aviations Latecoere SA *	552	6,374
Somfy SA	554	125,803
Sopra Group SA	2,126	166,741
Spir Communication SA	493	25,573
SR Teleperformance SA	15,953	569,746
Stallergenes SA	2,320	191,816
Stef-TFE Group	3,091	190,358
Sucriere de Pithiviers-Le-Vieil SA	73	57,441
Synergie SA	1,224	30,164
Tessi SA	206	10,061
Theolia SA *	7,086	150,115
Toupargel-Agrigel SA	936	19,995
Trigano SA	2,853	41,338
UbiSoft Entertainment SA *	5,766	537,851
Union Financiere de France Banque SA	725	33,383
Valeo SA	24,335	867,686
Viel & Compagnie SA	7,076	39,744
Vilmorin & Compagnie SA	1,096	166,943
Virbac SA	1,389	121,951
VM Materiaux SA	579	42,157
Vranken-Pommery Monopole Group	721	44,413
Zodiac SA	12,396	621,581
		20,997,793
Germany - 6.02%
Aareal Bank AG	9,029	216,458
Adlink Internet Media AG *	4,151	44,371
ADVA AG Optical Networking *	10,567	27,669
Aixtron AG	24,075	253,065
Altana AG	22,190	353,986
Amadeus Fire AG	724	13,202
Augusta Technologie AG *	2,266	47,563
Baader Wertpapierhandelsbank AG	12,358	55,783
Balda AG *	3,189	7,693
Bauer AG	2,584	216,959
Beate Uhse AG *	8,223	13,136
Bechtle AG	3,518	105,314
Bertrandt AG	519	19,796
Bilfinger Berger AG	11,881	835,451
Biotest AG	1,095	106,751
Boewe Systec AG	1,342	34,336
Borussia Dortmund GMBH & Company KGAA *	20,750	51,141
Carl Zeiss Meditec AG	11,704	195,922
Cenit AG	2,140	13,003
Centrotec Sustainable AG *	2,162	45,515
Cewe Color Holding AG	1,320	44,152

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Germany (continued)
ComBOTS AG	2,445	$30,425
Comdirect Bank AG	9,025	92,126
ComputerLinks AG *	2,468	55,795
Conergy AG *	1,920	28,067
CropEnergies AG *	4,847	21,476
CTS Eventim AG	2,979	101,834
Curanum AG	4,385	25,028
D Logistics AG *	17,468	33,288
DAB Bank AG	4,358	30,081
Data Modul AG	850	16,160
Demag Cranes AG	4,632	252,231
Deutsche Wohnen AG *	2,936	42,828
Deutz AG	22,110	137,557
Douglas Holding AG	10,446	464,767
Drillisch AG	6,749	40,001
Duerr AG	2,766	93,601
DVB Bank AG	110	4,311
Elexis AG	1,550	36,280
ElringKlinger AG	6,772	156,071
EM.TV AG *	17,451	63,234
Epcos AG	22,958	592,640
Escada AG *	2,739	51,205
Evotec AG *	8,820	17,935
Fielmann AG	3,660	278,188
Freenet AG *	21,589	314,032
Fuchs Petrolub AG	1,810	152,065
Gerresheimer AG	8,874	446,228
Gerry Weber International AG	3,420	95,631
Gesco AG	829	63,100
Get Nice Holdings, Ltd.	488,000	22,909
GFK AG	2,880	106,330
GFT Technologies AG *	9,511	35,195
Gildemeister AG	8,135	195,985
GPC Biotech AG *	5,604	12,395
Grammer AG	1,438	31,889
Grenkeleasing AG	2,860	96,310
Hawesko Holding AG	1,432	47,200
Heidelberger Druckmaschinen AG	19,146	391,678
IDS Scheer AG	3,889	51,799
Indus Holding AG	2,245	61,444
Interseroh AG	1,177	95,432
Intershop Communications AG *	2,654	8,689
IVG Immobilien AG	28,216	518,324
IWKA AG	6,306	146,080
Jenoptik AG *	20,577	144,603
Kloeckner & Company AG	13,614	542,732
Kontron AG	12,033	153,150
Krones AG	5,868	429,316
KSB AG	139	96,320
KWS Saat AG	763	132,588
Lanxess AG	24,378	937,373
Leoni AG	8,933	396,321
Loewe AG	2,108	41,374
Manz Automation AG *	538	112,799
MasterFlex AG	1,234	20,531
Mediclin AG *	8,648	36,792

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Germany (continued)
Medigene AG *	7,224	$60,729
Medion AG	7,729	134,953
MLP AG	13,383	271,481
Mologen AG *	1,346	13,687
Morphosys AG *	1,536	111,729
MTU Aero Engines Holding AG	13,746	478,043
Muehlbauer Holding AG & Co KGaA	712	24,077
MVV Energie AG	7,457	359,722
Nemetschek AG	1,701	40,202
Norddeutsche Affinerie AG	13,472	623,560
Nordex AG *	8,560	309,788
OHB Technology AG	2,846	37,160
Pfeiffer Vacuum Technology AG	2,709	241,536
Pfleiderer AG	15,830	237,495
Plambeck Neue Energien AG *	8,720	34,362
Praktiker Bau- und Heimwerkermaerkte AG	19,355	289,238
Premiere AG *	28,994	537,484
PSI AG Gesellschaft Fuer Produkte und Systeme der Informationstechnologie *	867	5,974
PVA TePla AG *	1,400	14,404
Qiagen AG *	50,599	1,073,107
QSC AG *	22,823	68,411
R. Stahl AG	1,092	47,942
Rational AG	852	149,633
REpower Systems AG *	2,414	794,281
Rheinmetall AG	11,063	704,221
Rhoen-Klinikum AG	23,525	786,776
Roth & Rau AG *	692	35,536
Sartorius AG	997	27,044
Schlott Gruppe AG	1,862	36,823
SGL Carbon AG *	12,140	728,571
SHB Stuttgarter Finanz & Beteiligungs AG	951	34,501
Singulus Technologies AG *	9,728	96,467
Sixt AG	2,811	84,769
Software AG	5,638	412,413
Solar Millennium AG *	2,631	101,131
Solon AG Fuer Solartechnik *	2,111	129,176
Stada Arzneimittel AG	16,578	902,824
Stratec Biomedical Systems AG	1,403	40,028
Suedzucker AG	20,965	355,360
Suess MicroTec AG *	4,728	26,990
Symrise AG	29,014	499,835
Takkt AG	6,384	100,681
Technotrans AG	258	2,902
Utimaco Safeware AG	1,426	30,190
Versatel AG *	3,529	82,531
Vivacon AG	3,362	48,157
Vossloh AG	7,123	926,344
Wacker Construction Equipment AG	1,409	14,338
Washtec AG *	1,640	24,033
Wincor Nixdorf AG	8,582	631,680
Wire Card AG *	15,046	182,525
Wuerttembergische Lebensversicherung AG	1,339	52,076
		24,359,929
Greece - 1.80%
Agricultural Bank of Greece	63,737	219,225

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Greece (continued)
Alapis Holding Industrial & Commercial SA	230,470	$574,992
Alfa-Beta Vassilopoulos SA	1,130	60,388
Anek Lines SA	43,170	118,645
Aspis Bank SA	10,270	27,684
Astir Palace Hotel SA *	6,080	39,913
Athens Medical Center SA	8,110	23,750
Athens Stock Exchange SA (ASE)	21,844	257,819
Athens Water Supply and Sewage Company SA	12,066	161,655
Autohellas SA	8,930	31,036
Bank of Attica SA	5,492	27,892
Bank of Greece SA	5,268	479,721
Biossol SA *	37,279	27,648
C. Rokas SA	3,530	82,249
Commercial Bank of Greece SA *	8,531	163,103
Diagnostic & Therapeutic Center of Athens Hygeia SA	20,827	103,318
Duty Free Shops	2,936	46,348
Euromedica SA	1,306	10,185
Forthnet SA *	14,320	51,850
Fourlis SA	13,622	288,396
Frigoglass SA	7,974	147,206
GEK Group of Companies SA	10,265	103,088
Geniki Bank SA *	13,528	71,005
Greek Postal Savings Bank	29,589	397,306
Halcor SA	19,210	44,027
Hellenic Technodomiki Tev SA	47,275	463,663
Heracles General Cement SA	5,225	93,945
Iaso SA	13,290	134,314
Inform P Lykos SA	6,596	33,601
Intracom Holdings SA *	28,550	68,125
Intracom SA Technical & Steel Constructions	26,335	31,357
J&P-Avax SA	12,040	67,579
Lambrakis Press SA	14,105	65,372
Lavipharm SA *	12,350	35,887
Loulis Mills SA *	9,563	38,775
Maritime Company of Lesvos SA *	26,037	18,518
Metka SA	7,830	145,380
Michaniki SA	17,800	79,070
Minoan Lines Shipping SA	16,450	100,652
Motodynamic SA	321	1,801
Motor Oil Hellas Corinth Refineries SA	12,810	243,253
Mytilineos Holdings SA	29,457	338,806
Nireus Aquaculture SA	11,075	29,029
Piraeus Port Authority	2,275	65,985
Proton Bank SA	16,640	158,085
S&B Industrial Minerals SA	3,540	48,324
Sarantis SA	3,820	54,213
Sfakianakis SA	3,897	31,923
Sidenor Steel Products Manufacturing Company SA	14,524	177,191
Singularlogic SA *	10,414	40,902
Teletypos SA Mega Channel	8,637	80,650
Terna SA	6,110	56,166
Thessaloniki Port Authority SA	418	16,930
Titan Cement Company SA	19,512	722,583

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Greece (continued)
Viohalco SA	32,346	$260,117
		7,260,645

Hong Kong - 2.07%
Alco Holdings, Ltd.	94,000	19,271
Allied Group, Ltd.	34,000	113,759
Allied Properties HK, Ltd.	1,064,000	173,550
Asia Financial Holdings, Ltd.	98,000	33,998
Asia Satellite Telecom Holdings Company, Ltd.	300,720	426,312
Asia Standard Hotel Group, Ltd.	3,610,000	25,756
Asia Standard International Group, Ltd.	2,374,756	29,034
Asian Union New Media Group, Ltd. *	2,550,000	25,924
Associated International Hotels *	52,000	113,784
Burwill Holdings, Ltd. * (a)	398,000	8,504
C C Land Holdings, Ltd.	297,000	125,248
C Y Foundation Group, Ltd. *	605,000	18,235
Cafe de Coral Holdings, Ltd.	78,000	149,940
Capital Estate, Ltd. *	3,465,000	19,056
Capital Strategic Investment, Ltd.	880,000	23,662
Century City International Holdings, Ltd. (a)	3,496,000	32,909
Champion Technology Holdings, Ltd.	323,553	33,782
Chen Hsong Holdings, Ltd.	74,000	22,381
Chevalier International Holdings, Ltd.	32,000	28,607
China Grand Forestry Resources Group, Ltd. *	1,420,000	91,939
China Infrastructure Investment, Ltd. *	790,000	23,178
China Metal International Holdings, Inc.	108,000	22,141
China Renji Medical Group, Ltd. *	3,286,000	24,679
China Sci-Tech Holdings, Ltd. *	1,096,000	10,429
China Seven Star Shopping, Ltd. *	850,000	8,346
China Solar Energy Holdings, Ltd. *	540,000	9,278
China Timber Resources Group, Ltd.	2,100,000	18,937
China Yunnan Tin Minerals Group Company, Ltd. *	772,000	24,595
China Zenith Chemical Group, Ltd. *	350,000	19,801
China Zirconium, Ltd.	23,600	19,751
Chinese People Gas Holdings Company, Ltd. * (a)	654,000	8,933
Chong Hing Bank, Ltd.	43,000	104,335
Chow Sang Sang Holdings, Ltd.	108,000	94,796
Chuang’s China Investments, Ltd.	271,000	12,334
Chuang’s Consortium International, Ltd.	156,000	12,670
Clear Media, Ltd. * (a)	37,000	24,233
Coastal Greenland, Ltd.	240,000	12,911
COL Capital, Ltd.	28,000	11,789
Coslight Technology International Group, Ltd.	52,000	25,894
Cross-Harbour Holdings, Ltd.	32,000	27,038
Dickson Concepts International, Ltd.	37,000	21,660
EganaGoldpfeil Holdings, Ltd. *	131,750	11,142
Emperor Capital Group, Ltd.	33,600	1,775
Emperor Entertainment Hotel, Ltd.	165,000	22,541
Emperor International Holdings, Ltd.	330,000	92,068
eSun Holdings, Ltd. * (a)	195,000	36,513
Far East Consortium International, Ltd. (a)	330,750	72,074
First Natural Foods Holdings, Ltd.	375,000	32,997
First Sign International Holdings, Ltd.	200,000	46,570
Fong’s Industries Company, Ltd.	66,000	21,649
Fubon Bank, Ltd.	110,000	59,833
Fushan International Energy Group, Ltd. *	344,000	186,526

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Hong Kong (continued)
Genesis Energy Holdings, Ltd. *	980,000	$25,223
Giordano International, Ltd.	1,113,708	404,087
Global Green Tech Group, Ltd. *	204,000	22,810
Glorious Sun Enterprises, Ltd.	88,000	41,295
Golden Resorts Group, Ltd.	500,000	13,052
Goldlion Holdings, Ltd.	160,000	24,470
Hang Fung Gold Technology, Ltd.	310,000	77,702
Hanny Holdings, Ltd.	744,000	6,898
Harbour Centre Development, Ltd.	25,000	34,214
Heng Tai Consumables Group, Ltd. *	325,000	37,686
Hi Sun Technology China, Ltd. *	375,000	67,690
HKR International, Ltd.	257,600	122,386
Hon Kwok Land Investment Company, Ltd.	104,000	30,448
Hongkong Chinese, Ltd.	402,300	45,112
Hung Hing Printing Group, Ltd.	134,216	39,494
Hutchison Harbour Ring, Ltd.	1,420,000	117,826
I.T., Ltd.	242,000	37,018
i-Cable Communications, Ltd.	179,000	20,183
Imagi International Holdings, Ltd. *	140,000	11,670
Integrated Distribution Services Group, Ltd.	55,000	78,961
Interchina Holdings Company *	3,585,000	16,412
International Luk Fook Holdings, Ltd.	62,000	32,361
ITC Corp., Ltd.	678,559	16,074
Jinhui Holdings, Ltd.	42,000	22,574
K Wah International Holdings, Ltd.	367,227	112,255
Kantone Holdings, Ltd.	752,267	50,993
Karl Thomson Holdings, Ltd. *	92,000	16,244
Keck Seng Investments, Ltd.	61,000	28,866
Lai Fung Holdings, Ltd.	974,000	18,213
Lai Sun Development Company, Ltd. *	2,414,000	29,878
Lai Sun Garment International, Ltd. *	609,000	24,794
Lee & Man Paper Manufacturing, Ltd.	113,600	113,440
Lippo, Ltd.	31,250	15,153
Liu Chong Hing Investment, Ltd.	74,000	74,314
Luks Group Vietnam Holdings Company, Ltd.	76,000	34,271
Lung Kee Holdings, Ltd.	76,000	36,735
Macau Success, Ltd. *	276,000	31,766
Magnificent Estates, Ltd.	1,130,000	19,919
Matsunichi Communication Holdings, Ltd. *	145,000	104,041
Media Chinese International, Ltd.	30,000	6,919
Melco International Development	210,000	124,319
Midland Holdings, Ltd.	132,000	66,894
Miramar Hotel & Investment Company, Ltd.	8,000	9,937
Nam Tai Electronic & Electrical Products, Ltd.	181,000	26,985
Nan Hai Corp., Ltd. * (a)	9,850,000	70,238
Natural Beauty Bio-Technology, Ltd.	280,000	59,595
Next Media, Ltd.	150,000	46,159
Norstar Founders Group, Ltd.	168,000	32,164
Oriental Press Group, Ltd.	202,000	26,015
Oriental Watch Holdings, Ltd.	128,000	38,354
Pacific Andes International Holdings, Ltd. (a)	302,611	40,886
Pacific Century Premium Developments, Ltd.	440,000	156,562
Paliburg Holdings, Ltd.	1,333,800	25,506
Peace Mark Holdings, Ltd.	180,000	34,595
Pico Far East Holdings, Ltd.	200,000	23,077
Playmates Holdings, Ltd.	38,400	15,320

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Hong Kong (continued)
Prime Success International Group, Ltd.	256,000	$131,198
Public Financial Holdings, Ltd.	52,000	28,638
PYI Corp., Ltd.	358,801	34,840
Qin Jia Yuan Media Services Company, Ltd.	64,000	31,577
Regal Hotels International Holdings, Ltd.	1,572,000	60,184
Road King Infrastructure, Ltd.	78,000	60,560
Sa Sa International Holdings, Ltd.	112,000	43,906
SEA Holdings, Ltd.	52,000	29,316
Shanghai Zendai Property, Ltd. *	525,000	10,519
Shaw Brothers Hong Kong, Ltd.	38,000	82,725
Shell Electric Manufacturing Company, Ltd.	102,000	31,863
Shui On Construction & Materials, Ltd.	48,000	86,309
Singamas Container Holdings, Ltd.	60,000	14,463
Sino-I Technology, Ltd. *	2,940,000	24,718
Skyfame Realty Holdings, Ltd. *	216,000	20,204
Smartone Telecommunications Holdings, Ltd.	82,000	76,488
Solomon Systech International, Ltd.	1,110,000	34,256
Sun Hung Kai & Company, Ltd.	233,000	176,083
Superb Summit International Timber Company, Ltd. *	2,380,000	30,399
Symphony Holdings, Ltd.	296,000	13,213
Tack Fat Group International, Ltd. *	200,000	10,250
TAI Cheung Holdings, Ltd.	143,000	65,577
Tai Fook Securities Group, Ltd.	94,252	27,280
TAK Sing Alliance Holdings, Ltd.	94,000	12,594
Tan Chong International, Ltd.	63,000	14,557
TCC International Holdings, Ltd. *	105,444	37,959
Techtronic Industries Company, Ltd.	291,500	271,376
Texwinca Holdings, Ltd.	423,961	363,957
Tian An China Investment, Ltd.	210,000	117,907
Titan Petrochemicals Group, Ltd. *	600,000	15,715
Tongda Group Holdings, Ltd.	740,000	14,333
Top Form International, Ltd.	226,000	17,015
Truly International Holdings, Ltd.	46,000	39,465
Upbest Group, Ltd.	158,000	11,944
USI Holding Corp.	72,000	23,764
Varitronix International, Ltd.	68,000	34,066
Vedan International Holdings, Ltd.	220,000	16,861
Victory City International Holdings, Ltd. (a)	138,502	32,818
Vitasoy International Holdings, Ltd.	196,000	93,070
VST Holdings Company, Ltd. *	182,000	24,052
VTech Holdings, Ltd.	42,000	250,605
Wai Kee Holdings, Ltd.	130,000	24,555
Wing On Company International, Ltd.	51,000	89,332
Wonson International Holdings, Ltd. *	2,300,000	19,274
Xinyi Glass Holdings Company, Ltd.	228,000	120,017
Yanion International Holdings, Ltd. *	520,000	15,559
Yau Lee Holdings, Ltd.	88,000	8,740
Yip’s Chemical Holdings, Ltd.	112,000	64,020
Yugang International, Ltd.	1,366,000	12,322
		8,367,563

India - 0.01%
HTMT Global Solutions, Ltd.	2,398	13,482
Motherson Sumi Systems, Ltd.	7,017	12,842
NIIT, Ltd.	11,250	22,750
		49,074

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Ireland - 1.48%
AER Lingus *	92,859	$205,333
Aryzta AG *	9,086	442,519
C&C Group PLC - London Exchange	106,183	393,622
DCC PLC	29,401	711,196
DCC PLC	2,800	67,468
Dragon Oil PLC *	34,938	197,335
Dragon Oil PLC *	51,099	292,540
FBD Holdings PLC - London Exchange	5,526	116,963
FBD Holdings PLC	3,299	68,782
Fyffes PLC	106,403	54,634
Glanbia PLC	43,143	285,288
Greencore Group PLC	45,227	131,573
IFG Group PLC	17,394	39,473
Independent News & Media PLC - London Exchange	157,817	347,903
Independent News & Media PLC	42,581	92,488
Irish Continental Group PLC * (a)	5,829	161,383
Irish Life & Permanent PLC - London Exchange	93,432	873,312
Kenmare Resources PLC *	114,460	73,538
Kingspan Group PLC - London Exchange	46,873	533,892
McInerney Holdings PLC	27,705	13,459
Paddy Power PLC - London Exchange	9,114	212,519
Paddy Power PLC	7,635	178,656
United Drug PLC	85,182	493,617
		5,987,493

Italy - 3.22%
Acea SpA	9,068	159,794
Acegas-APS SpA	7,419	58,062
Actelios SpA	8,203	84,108
Aedes SpA *	6,455	9,345
Amplifon SpA	31,967	95,389
Ansaldo STS SpA	18,782	287,652
AS Roma SpA *	21,755	29,405
Astaldi SpA	11,817	92,661
Autogrill SpA (a)	31,893	396,884
Azimut Holding SpA *	33,891	296,251
Banca Finnat Euramerica SpA	35,792	42,705
Banca Generali SpA	10,115	69,838
Banca IFIS SpA	3,357	41,499
Banca Intermobiliare SpA	17,737	107,705
Banca Italease *	31,403	271,213
Banca Popolare dell’Etruria e del Lazio	23,455	231,744
Banca Profilo SpA	11,108	17,584
Banco di Desio e della Brianza SpA	15,821	136,369
Benetton Group SpA, SADR	200	4,190
Benetton Group SpA	23,853	250,187
Biesse SpA	3,083	36,714
Bonifica Ferraresi e Imprese Agricole SpA	918	46,077
Brembo SpA	12,719	145,090
Bulgari SpA	42,795	437,655
Caltagirone Editore SpA	9,281	50,113
Caltagirone SpA	7,345	53,280
Carraro SpA	4,324	28,120
Cementir SpA	24,008	142,077
CIR-Compagnie Industriali Riunite SpA	139,287	355,412

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Italy (continued)
Class Editori SpA	25,163	$34,635
Credito Artigiano SpA	27,027	105,060
Credito Bergamasco SpA * (a)	4,262	166,843
Credito Emiliano SpA	29,293	274,902
Danieli & Company SpA	7,817	233,264
Davide Campari Milano SpA	46,001	383,981
De Longhi SpA	23,047	92,784
Digital Multimedia Technologies SpA *	2,000	63,108
ERG SpA	20,081	407,752
Ergo Previdenza SpA	5,344	28,601
Esprinet SpA	4,770	23,289
Fiera Milano SpA *	3,657	32,546
Gemina SpA *	269,900	335,293
Gewiss SpA	11,161	60,883
GranitiFiandre SpA	7,189	67,527
GreenergyCapital SpA *	175	179
Gruppo Beghelli SpA	13,844	14,778
Gruppo Coin SpA *	12,232	57,279
Gruppo Editoriale L’Espresso SpA	67,330	168,121
Guala Closures SpA *	13,409	84,057
Hera SpA	27,856	93,740
Immsi SpA	42,868	55,867
Impregilo SpA *	87,969	469,513
Indesit Company SpA	10,710	122,117
Industria Macchine Automatiche SpA	5,896	124,994
Intek SpA	70,676	57,866
Interpump SpA	16,266	140,706
Iride SpA	103,369	279,550
Italmobiliare SpA	2,854	205,779
Juventus Football Club SpA *	6,895	10,463
KME Group SpA (a)	17,570	20,050
Mariella Burani SpA	4,638	104,529
Marr SpA	5,328	44,768
Mediolanum SpA	79,468	344,684
Meliorbanca SpA	17,273	80,191
Milano Assicurazioni SpA	67,482	343,763
Mirato SpA	3,489	36,228
Mondadori (Arnoldo) Editore SpA	36,588	200,236
Navigazione Montanari SpA	17,762	80,153
Nice SpA	8,114	36,095
Panariagroup Industrie Ceramiche SpA	3,544	16,928
Permasteelisa SpA	4,223	86,541
Piccolo Credito Valtellinese Scrl	67,807	670,333
Pirelli & C Real Estate SpA	5,311	103,499
Premafin Finanziaria SpA	69,591	136,648
Recordati SpA	29,632	207,344
Reno de Medici SpA *	57,383	23,467
Risanamento SpA *	13,318	23,777
Sabaf SpA	1,389	36,179
SAES Getters SpA	2,559	53,757
Safilo Group SpA	62,514	105,591
Save SpA (a)	3,613	40,996
Snia SPA *	58,742	37,096
Societa Cattolica di Assicurazioni Scrl	17,816	843,589
Societa Partecipazioni Finanziarie SpA *	121,974	71,446
Socotherm SpA * (a)	2,703	15,882

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Italy (continued)
Sogefi SpA	14,065	$50,792
Sol SpA	10,699	63,204
Sorin SpA *	67,066	80,609
Stefanel SpA *	25,713	12,652
Telecom Italia Media SpA *	455,979	86,210
Tiscali SpA *	92,000	204,796
Tod’s SpA	3,746	228,968
Trevi Finanziaria SpA	9,055	208,754
Vianini Lavori SpA	5,861	76,471
Vittoria Assicurazioni SpA	5,949	89,020
		13,037,846

Japan - 22.30%
A&A Material Corp.	19,000	17,391
Abilit Corp.	3,000	4,218
Achilles Corp.	54,000	77,092
Adeka Corp.	30,600	221,555
Aderans Company, Ltd.	8,200	130,733
Advan Company, Ltd.	9,300	52,542
Advanex, Inc.	12,000	19,065
Aeon Delight Company, Ltd.	4,000	84,173
Aeon Fantasy Company, Ltd.	4,780	46,388
Ahresty Corp.	6,700	48,558
AI Holdings Corp.	12,600	36,997
Aica Kogyo Company, Ltd.	16,300	143,918
Aichi Bank, Ltd.	2,600	179,019
Aichi Corp.	10,600	49,700
Aichi Machine Industry Company, Ltd.	28,000	79,386
Aichi Steel Corp.	33,000	134,913
Aichi Tokei Denki Company, Ltd.	10,000	22,729
Aida Engineering, Ltd.	23,000	103,272
Aigan Company, Ltd.	4,600	27,744
Aiphone Company, Ltd.	5,700	90,218
Airport Facilities Company, Ltd.	13,200	77,210
Aisan Industry Company, Ltd.	9,300	69,427
Akebono Brake Industry Company, Ltd. (a)	17,000	113,804
Akindo Sushiro Company, Ltd.	1,000	18,232
Akita Bank, Ltd.	64,000	246,451
Allied Telesis Holdings KK *	58,100	26,416
Aloka Company, Ltd.	5,000	62,671
Alpha Corp.	1,000	7,113
Alpha Systems, Inc.	2,600	66,268
Alpine Electronics, Inc.	14,500	146,020
Alps Logistics Company, Ltd.	2,000	22,122
Altech Corp. *	3,700	35,096
Amano Corp.	16,400	141,213
Amuse, Inc.	2,000	27,163
Ando Corp.	14,000	20,396
Anest Iwata Corp.	6,000	20,748
Anritsu Corp.	43,000	117,818
AOC Holdings, Inc.	15,000	155,809
AOI Advertising Promotion, Inc. *	3,000	16,269
AOI Electronic Company, Ltd.	1,700	18,332
AOKI Holdings, Inc.	8,200	107,959
Aomori Bank, Ltd.	47,000	180,227
Aoyama Trading Company, Ltd.	19,500	352,978
Arakawa Chemical Industries, Ltd.	3,500	37,029

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Japan (continued)
Araya Industrial Company, Ltd.	14,000	$30,313
Arealink Company, Ltd.	70	3,227
Ariake Japan Company, Ltd.	4,900	93,375
Arisawa Manufacturing Company, Ltd.	8,200	52,141
Aronkasei Company, Ltd.	7,000	25,064
Art Corp. (a)	2,000	21,335
As One Corp.	1,900	40,544
Asahi Diamond Industrial Company, Ltd.	18,000	121,600
Asahi Kogyosha Company, Ltd.	8,000	28,493
Asahi Organic Chemicals Industry Company, Ltd.	20,000	57,540
Asahi Pretec Corp.	5,900	149,773
Asahi Tec Corp. *	74,000	41,053
Asanuma Corp.	17,000	12,681
ASATSU-DK, Inc.	8,700	225,973
Ashimori Industry Company, Ltd.	13,000	23,386
Asia Securities Printing Company, Ltd.	9,300	71,264
ASKA Pharmaceutical Company, Ltd.	5,000	46,226
Asunaro Aoki Construction Company, Ltd.	11,000	51,321
Atsugi Company, Ltd.	50,000	55,785
Autobacs Seven Company, Ltd.	9,700	269,556
Avex Group Holdings, Inc.	8,200	84,366
Awa Bank, Ltd.	68,000	359,639
Azel Corp.	17,000	8,054
Bando Chemical Industries, Ltd.	30,000	89,885
Bank of Ikeda, Ltd.	4,800	165,377
Bank of Iwate, Ltd.	4,900	277,102
Bank of Nagoya, Ltd.	47,000	255,849
Bank of Okinawa, Ltd.	6,000	210,616
Bank of Saga, Ltd.	44,000	126,674
Bank of the Ryukyus, Ltd.	13,100	104,660
Belluna Company, Ltd.	9,298	47,129
Best Denki Company, Ltd. (a)	18,000	86,097
Bookoff Corp.	3,000	19,376
BSL Corp. * (a)	27,000	3,445
Bunka Shutter Company, Ltd.	14,000	51,620
C.I. Kasei Company, Ltd.	4,000	9,613
CAC Corp.	3,400	31,514
Calsonic Kansei Corp.	50,000	166,240
Canon Electronics, Inc.	4,500	82,052
Canon Finetech, Inc.	8,600	104,197
Catena Corp *	13,500	29,182
Cawachi, Ltd.	4,400	92,957
Central Finance Company, Ltd.	26,000	54,564
Central Glass Company, Ltd.	60,000	233,859
Century Leasing System, Inc.	7,600	78,396
CFS Corp.	6,500	40,231
Chiba Kogyo Bank, Ltd. *	12,000	144,272
Chino Corp.	11,000	25,419
Chiyoda Company, Ltd.	7,400	107,986
Chofu Seisakusho Company, Ltd.	5,900	106,331
Chori Company, Ltd. *	50,000	54,441
Chubu Shiryo Company, Ltd.	6,000	38,636
Chudenko Corp.	10,300	148,310
Chuetsu Pulp & Paper Company, Ltd.	22,000	40,138
Chugai Mining Company, Ltd.	34,900	6,390

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Japan (continued)
Chugai Ro Company, Ltd.	19,000	$90,801
Chugoku Marine Paints, Ltd.	19,000	138,333
Chukyo Bank, Ltd.	49,000	135,363
Chuo Denki Kogyo Company, Ltd. *	6,000	67,626
Chuo Gyorui Company, Ltd.	12,000	25,981
Chuo Spring Company, Ltd.	14,000	43,470
Circle K Sunkus Company, Ltd.	13,000	212,954
CKD Corp.	19,500	95,335
Clarion Company, Ltd.	51,000	72,878
Cleanup Corp.	5,000	19,007
CMK Corp.	13,700	84,527
Coca-Cola Central Japan Company, Ltd.	15	101,886
cocokara fine HOLDINGS, Inc. *	1,430	21,413
Colowide Company, Ltd.	14,000	71,674
Columbia Music Entertainment, Inc. *	29,000	15,274
Commuture Corp.	16,000	94,431
Computer Engineering & Consulting, Ltd.	2,900	25,706
COMSYS Holdings Corp.	34,000	301,119
Co-Op Chemical Company, Ltd. *	19,000	46,588
Corona Corp.	8,100	104,679
Cosel Company, Ltd.	5,600	50,376
Creed Corp (a)	25	23,441
Cross Plus, Inc.	2,000	18,148
CSK Corp.	22,798	359,679
CTI Engineering Company, Ltd.	5,500	33,296
Culture Convenience Club Company, Ltd.	33,500	208,475
Cybozu, Inc.	45	12,306
D&M Holdings, Inc.	22,000	102,059
D.G. Roland Corp.	3,000	50,900
Dai Nippon Toryo Company, Ltd.	22,000	25,029
Dai-Dan Company, Ltd.	14,000	70,895
Daido Kogyo Company, Ltd.	11,000	22,690
Daido Metal Company, Ltd. (a)	12,000	49,138
Daidoh, Ltd.	7,600	76,802
Daiei, Inc. *	19,650	155,336
Daifuku Company, Ltd.	22,000	180,072
Daihen Corp.	38,000	147,178
Daiho Corp.	14,000	9,811
Daiichi Chuo Kisen Kaisha	7,000	41,650
Daiichi Jitsugyo Company, Ltd.	17,000	67,918
Daiichi Kigenso Kagaku-Kogyo Company, Ltd. *	1,100	17,214
Dai-Ichi Kogyo Seiyaku Company, Ltd. *	10,000	20,533
Daiken Corp.	23,000	43,463
Daiki Aluminium Industry Company, Ltd. *	9,000	23,568
Daiko Clearing Services Corp.	3,000	17,700
Daikoku Denki Company, Ltd.	3,200	38,015
Daikyo, Inc.	66,144	93,408
Daimei Telecom Engineering Corp.	13,000	101,154
Dainichi Company, Ltd.	3,800	19,749
Dainichiseika Color & Chemicals Manufacturing Company, Ltd.	21,000	71,649
Dainippon Screen Manufacturing Company, Ltd.	67,000	283,874
Daio Paper Corp.	25,000	215,600
Daisan Bank, Ltd.	42,000	140,944
Daiseki Company, Ltd.	7,000	226,541
Daiso Company, Ltd.	25,000	73,465

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Japan (continued)
Daisyo Corp.	4,800	$52,148
Daito Bank, Ltd.	19,000	15,238
Daiwa Industries, Ltd.	13,000	45,428
Daiwa Seiko, Inc.	18,000	28,550
Daiwabo Company, Ltd.	33,000	81,245
Daiwabo Information System Company, Ltd.	5,500	94,934
Danto Holdings Corp.	12,000	14,023
DC Company, Ltd.	8,000	22,560
DCM Japan Holdings Company, Ltd.	21,720	158,519
Denki Kogyo Company, Ltd.	15,000	87,525
Denyo Company, Ltd.	7,200	57,887
Descente, Ltd.	15,000	83,179
Disco Corp.	5,200	193,386
Don Quijote Company, Ltd.	10,800	189,563
Doshisha Company, Ltd.	3,100	43,891
Doutor Nichires Holdings Company, Ltd.	6,893	113,451
Dream Incubator, Inc. *	26	19,742
DTS Corp.	4,800	67,083
Dwango Company, Ltd. *	33	51,553
Dydo Drinco, Inc.	3,300	94,938
Dynic Corp.	13,000	28,402
E-Access, Ltd.	1,000	585,751
Eagle Industry Company, Ltd.	5,000	24,159
Ebara Corp.	108,000	252,660
EDION Corp.	27,300	214,764
Ehime Bank, Ltd.	47,000	137,185
Eighteenth Bank, Ltd.	52,000	137,617
Eiken Chemical Company, Ltd.	4,000	31,330
Eizo Nanao Corp.	6,100	123,469
Enplas Corp.	4,400	42,483
Enshu, Ltd.	15,000	19,354
Epson Toyocom Corp.	19,000	60,834
Espec Corp.	6,900	48,346
Exedy Corp.	8,100	182,896
Ezaki Glico Company, Ltd. (a)	11,000	111,026
F&A Aqua Holdings, Inc.	3,800	24,446
Falco Biosystems, Ltd. *	1,500	10,892
Fancl Corp.	9,400	111,114
FDK Corp. *	21,000	26,773
Foster Electric Company, Ltd.	5,200	102,250
FP Corp.	3,600	97,816
France Bed Holdings Company, Ltd.	42,000	61,147
Fudo Construction Company, Ltd.	27,000	22,055
Fuji Company, Ltd.	5,700	91,103
Fuji Corp., Ltd.	5,000	10,276
Fuji Kiko Company, Ltd.	11,000	18,955
Fuji Kosan Company, Ltd. *	21,000	19,497
Fuji Kyuko Company, Ltd.	17,000	65,760
Fuji Oil Company, Ltd.	16,900	181,120
Fuji Software ABC, Inc.	8,800	157,559
Fujibo Holdings, Inc.	15,000	23,528
Fujicco Company, Ltd.	7,000	82,062
Fujikura Kasei Company, Ltd.	5,300	39,834
Fujikura Rubber, Ltd.	5,000	19,239
Fujita Corp.	5,400	5,806
Fujita Kanko, Inc.	19,000	140,302

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Japan (continued)
Fujitec Company, Ltd.	17,000	$87,232
Fujitsu Business Systems, Ltd.	5,100	66,990
Fujitsu Frontech, Ltd.	4,000	37,674
Fujitsu General, Ltd. *	14,000	42,417
Fujiya Company, Ltd. *	40,000	48,814
Fukuda Corp.	8,000	12,778
Fukui Bank, Ltd.	67,000	210,147
Fukushima Bank, Ltd.	69,000	52,240
Fukushima Industries Corp.	3,000	25,843
Fukuyama Transporting Company, Ltd.	63,000	214,389
Fumakilla, Ltd. *	6,000	21,101
Funai Consulting Company, Ltd.	5,000	28,792
Funai Electric Company, Ltd.	6,300	135,639
Furukawa Battery Company, Ltd. *	10,000	76,953
Furukawa Company, Ltd.	73,000	123,949
Furusato Industries, Ltd.	2,700	24,577
Fuso Pharmaceutical Industries, Ltd.	25,000	72,728
Futaba Corp.	11,200	188,082
Futaba Industrial Company, Ltd. *	14,300	230,080
Future System Consulting Corp.	109	59,595
Fuyo General Lease Company, Ltd.	5,500	163,774
Gakken Company, Ltd.	23,000	61,587
Gecoss Corp.	5,500	23,660
Geo Corp.	96	93,471
Gigas K’s Denki Corp.	11,400	206,990
GMO Internet, Inc. (a)	12,600	55,739
Godo Steel, Ltd.	38,000	113,619
Goldcrest Company, Ltd.	6,300	103,188
Goldwin, Inc. * (a)	12,000	25,252
Goodwill Group, Inc. *	327	10,968
Gourmet Kineya Company, Ltd.	5,000	36,623
Green Hospital Supply, Inc.	42	22,102
GS Yuasa Corp. (a)	86,000	439,759
GSI Creos Corp. *	23,000	35,382
Gulliver International Company, Ltd.	1,130	22,132
Gun-Ei Chemical Industry Company, Ltd.	11,000	22,782
Gunze, Ltd.	63,000	266,551
Hakuto Company, Ltd.	6,800	59,960
Hakuyosha Company, Ltd.	5,000	13,075
Hankyu Department Stores	38,000	233,783
Hanwa Company, Ltd.	57,000	254,907
Happinet Corp.	1,600	23,366
Harashin Narus Holdings Company, Ltd.	3,000	30,629
Harima Chemicals, Inc.	5,000	21,478
Haruyama Trading Company, Ltd.	2,700	12,035
Hayashikane Sangyo Company, Ltd. *	28,000	24,438
Hazama Corp.	18,700	15,728
Heiwa Corp.	9,400	83,760
Heiwado Company, Ltd.	9,000	143,335
Hibiya Engineering, Ltd.	11,000	92,394
Higashi-Nippon Bank, Ltd.	40,000	128,824
Higo Bank, Ltd. *	2,000	11,551
HIS Company, Ltd.	6,400	78,869
Hitachi Cable, Ltd.	54,000	194,495
Hitachi Information Systems, Ltd.	8,500	185,122
Hitachi Kokusai Electric, Inc.	21,000	144,908

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Japan (continued)
Hitachi Maxell, Ltd.	16,400	$183,203
Hitachi Medical Corp.	12,000	93,794
Hitachi Plant Technologies, Ltd.	25,000	77,592
Hitachi Software Engineering Company, Ltd.	3,000	60,999
Hitachi Systems & Services, Ltd.	4,000	59,841
Hitachi Tool Engineering, Ltd.	5,900	69,690
Hitachi Transport System, Ltd.	15,000	203,052
Hitachi Zosen Corp. * (a)	187,000	199,980
Hochiki Corp.	7,000	47,294
Hodogaya Chemical Company, Ltd.	25,000	55,687
Hogy Medical Company, Ltd.	3,200	153,669
Hokkaido Gas Company, Ltd.	14,000	34,417
Hokkan Holdings, Ltd.	11,000	28,601
Hokuetsu Bank, Ltd.	52,000	111,772
Hokuetsu Industries Company, Ltd. *	10,000	25,518
Hokuetsu Paper Mills, Ltd.	39,500	171,866
Hokuriku Electric Industry Company, Ltd.	12,000	19,634
Hokuto Corp.	6,000	135,476
Horiba, Ltd. *	7,200	142,111
Horipro, Inc.	3,300	32,142
Hosiden Corp.	12,100	201,321
Hosokawa Micron Corp.	10,000	46,071
Howa Machinery, Ltd.	20,000	16,890
I Metal Technology Company, Ltd.	10,000	20,622
IBJ Leasing Company, Ltd.	6,000	110,505
Ichikoh Industries, Ltd.	12,000	27,156
Ichinen Company, Ltd. *	7,400	40,060
Ichiyoshi Securities Company, Ltd.	10,600	103,566
ICOM, Inc.	3,000	70,362
IDEC Corp.	7,000	78,940
Ihara Chemical Industry Company, Ltd.	10,000	27,317
Iino Kaiun Kaisha, Ltd.	20,700	157,973
Ikegami Tsushinki Company, Ltd. *	13,000	15,886
Imasen Electric Industrial Company, Ltd.	3,900	53,239
Imperial Hotel, Ltd. *	3,800	92,798
Impress Holdings, Inc.	105	17,247
Inaba Denki Sangyo Company, Ltd.	4,800	121,538
Inaba Seisakusho Company, Ltd.	4,900	51,077
Inabata & Company, Ltd.	17,900	78,512
Inageya Company, Ltd.	6,000	49,915
Ines Corp.	14,100	65,678
Information Services International - Dentsu, Ltd.	3,400	25,601
Inui Steamship Company, Ltd.	4,900	62,412
Invoice, Inc.	2,047	17,277
Ise Chemical Corp.	6,000	32,805
Iseki & Company, Ltd. * (a)	49,000	129,545
Ishihara Sangyo Kaisha, Ltd. *	105,000	175,307
Ishii Hyoki Company, Ltd.	1,600	29,546
IT Holdings Corp. *	12,820	201,713
Itochu Enex Company, Ltd.	13,200	81,553
Itochu-Shokuhin Company, Ltd.	2,400	79,210
Itoham Foods, Inc.	41,000	213,867
Itoki Corp.	15,000	54,568
Iwasaki Electric Company, Ltd.	11,000	18,041
Iwatani International Corp.	47,000	128,277

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Japan (continued)
Iwatsu Electric Company, Ltd. *	17,000	$18,412
Izumiya Company, Ltd.	26,000	147,320
Izutsuya Company, Ltd. *	26,000	18,458
J. Bridge Corp. *	7,000	1,597
Jalux, Inc.	2,200	29,628
Jamco Corp.	3,000	18,367
Janome Sewing Machine Company, Ltd.	73,000	45,778
Japan Aviation Electronics Industry, Ltd.	20,000	124,208
Japan Carlit Company, Ltd. *	8,200	33,959
Japan Cash Machine Company, Ltd.	6,200	53,383
Japan Digital Laboratory Company, Ltd.	7,900	96,370
Japan Foundation Engineering Company, Ltd.	7,000	15,231
Japan General Estate Company, Ltd. (a)	9,500	20,718
Japan Pulp & Paper Company, Ltd.	23,000	79,217
Japan Radio Company, Ltd.	29,000	66,106
Japan Servo Company, Ltd. *	10,000	68,773
Japan Transcity Corp., Ltd.	19,000	68,087
Japan Vilene Company, Ltd.	16,000	63,575
Japan Wool Textile Company, Ltd.	19,000	156,720
Jastec Company, Ltd. *	3,900	22,808
JBCC Holdings, Inc.	4,200	33,572
JBIS Holdings, Inc.	10,000	39,873
Jeans Mate Corp.	2,300	12,429
Jeol, Ltd.	19,000	68,347
Jidosha Buhin Kogyo Company, Ltd. *	9,000	27,134
JK Holdings Company, Ltd.	5,700	32,049
JMS Company, Ltd.	9,000	25,975
Joban Kosan Company, Ltd.	15,000	23,306
J-Oil Mills, Inc.	23,000	109,640
Joint Corp. (a)	9,800	17,153
Joshin Denki Company, Ltd.	12,000	96,785
JSP Corp.	8,200	55,692
Juki Corp.	33,000	60,719
Jyomo Company, Ltd. *	24,000	15,728
Kabuki-Za Company, Ltd.	1,000	43,184
Kadokawa Holdings, Inc.	5,400	127,153
Kaga Electronics Company, Ltd.	6,800	84,135
Kagawa Bank, Ltd.	22,000	114,073
Kagoshima Bank(The), Ltd.	32,000	211,802
Kakaku.com, Inc.	44	127,801
Kaken Pharmaceutical Company, Ltd.	23,000	206,013
Kameda Seika Company, Ltd.	4,000	54,171
Kamei Corp.	5,000	19,618
Kanaden Corp.	6,000	30,221
Kanagawa Chuo Kotsu Company, Ltd.	8,000	37,234
Kanamoto Company, Ltd.	5,000	24,080
Kandenko Company, Ltd. *	30,000	180,384
Kanematsu Corp. *	124,000	139,605
Kanematsu Electronics, Ltd.	4,500	35,447
Kanto Auto Works, Ltd.	9,800	126,192
Kanto Denka Kogyo Company, Ltd.	13,000	59,075
Kanto Natural Gas Development, Ltd.	11,000	72,213
Kanto Tsukuba Bank, Ltd.	17,200	74,859
Kasai Kogyo Company, Ltd.	8,000	22,565
Kasumi Company, Ltd.	12,000	72,825
Katakura Industries Company, Ltd.	7,900	98,530

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Japan (continued)
Kato Sangyo Company, Ltd.	7,000	$93,694
Kato Works Company, Ltd.	10,000	28,157
Kawada Industries, Inc. *	16,000	19,137
Kawai Musical Instruments Manufacturing Company, Ltd.	16,000	18,938
Kawasaki Kinkai Kisen Kaisha, Ltd. *	5,000	17,465
Kawashima Selkon Textiles Company, Ltd. * (a)	17,000	13,930
Kawasumi Laboratories, Inc. *	4,000	21,654
Kayaba Industry Company, Ltd.	49,000	178,978
Keihin Company, Ltd.	10,000	13,877
Keihin Corp.	12,800	212,119
Keiiyu Company, Ltd.	4,400	15,045
Keiyo Company, Ltd.	14,600	72,802
Kenedix, Inc.	215	122,460
Kentucky Fried Chicken Japan, Ltd.	4,000	63,522
Kenwood Corp.	96,000	83,588
KEY Coffee, Inc.	5,800	82,718
Kikkoman Corp.	3,760	46,524
Kimura Chemical Plants Company, Ltd. * (a)	3,700	28,553
Kinki Nippon Tourist Company, Ltd.	32,000	59,530
Kinki Sharyo Company, Ltd.	7,000	34,057
Kintetsu World Express, Inc.	6,700	121,644
Kinugawa Rubber Industrial Company, Ltd.	25,000	60,056
Kioritz Corp.	22,000	48,610
Kirindo Company, Ltd.	5,100	27,784
Kishu Paper Company, Ltd. *	17,000	21,832
Kisoji Company, Ltd.	4,200	83,979
Kissei Pharmaceutical Company, Ltd.	10,000	217,543
Kitagawa Iron Works Company, Ltd.	12,000	19,467
Kita-Nippon Bank, Ltd.	2,500	77,656
Kitano Construction Corp.	12,000	24,482
Kitz Corp.	28,000	125,884
Kiyo Holdings, Inc.	196,000	304,188
Koa Corp.	10,700	61,634
Koatsu Gas Kogyo Company, Ltd.	15,000	84,384
Kobayashi Pharmaceutical Company, Ltd.	7,600	257,554
Koei Company, Ltd.	5,100	71,644
Kohnan Shoji Company, Ltd.	7,300	97,897
Koike Sanso Kogyo Company, Ltd.	9,000	26,978
Kojima Company, Ltd.	11,400	54,032
Kokuyo Company, Ltd.	27,800	224,247
Komatsu Seiren Company, Ltd.	9,000	34,862
Komatsu Wall Industry Company, Ltd.	2,100	23,792
Komeri Company, Ltd.	8,800	256,939
Komori Corp.	19,600	285,988
Konaka Company, Ltd.	4,600	18,619
Kondotec, Inc.	3,000	16,392
Konishi Company, Ltd.	3,900	34,904
Kosaido Company, Ltd.	3,800	14,231
Kose Corp.	8,400	228,386
Kosei Securities Company, Ltd.	18,000	18,981
Krosaki Harima Corp.	15,000	32,742
KRS Corp.	2,700	22,263
Kumagai Gumi Company, Ltd.	54,000	30,921
Kumiai Chemical Industry Company, Ltd.	25,000	73,283
Kura Corp. *	16	29,351

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Japan (continued)
Kurabo Industries, Ltd.	72,000	$122,008
Kureha Corp.	38,000	213,246
Kurimoto, Ltd.	28,000	26,769
Kuroda Electric Company, Ltd.	7,600	87,667
Kyoden Company, Ltd.	7,000	9,513
Kyodo Printing Company, Ltd.	28,000	75,328
Kyodo Shiryo Company, Ltd.	24,000	27,906
Kyoei Tanker Company, Ltd. * (a)	13,000	37,845
Kyokuto Kaihatsu Kogyo Company, Ltd.	10,200	47,699
Kyokuyo Company, Ltd.	16,000	29,152
Kyoritsu Maintenance Company, Ltd.	3,100	53,419
Kyosan Electric Manufacturing Company, Ltd.	11,000	38,635
Kyoto Kimono Yuzen Company, Ltd.	24	18,106
Kyowa Exeo Corp.	23,000	224,869
Kyowa Leather Cloth Company, Ltd.	5,200	24,878
Kyudenko Corp.	14,000	90,879
Laox Company, Ltd. *	10,000	2,107
Life Corp.	11,000	167,884
Lintec Corp.	13,300	235,506
Lion Corp.	52,000	252,358
Livedoor Auto Company, Ltd. *	29,500	9,488
Lonseal Corp. *	22,000	37,791
Macnica, Inc.	3,400	42,691
Maeda Corp.	46,000	140,278
Maeda Road Construction Company, Ltd.	23,000	147,355
Maezawa Industries, Inc.	5,100	12,126
Maezawa Kasei Industries Company, Ltd.	2,000	20,504
Maezawa Kyuso Industries Company, Ltd.	3,500	62,071
Makino Milling Machine Company, Ltd.	39,000	178,382
Mandom Corp.	5,800	155,398
Mars Engineering Corp.	2,900	60,207
Marubun Corp.	7,400	46,549
Marudai Food Company, Ltd.	48,000	118,951
Maruei Department Store Company, Ltd. *	7,000	20,213
Maruetsu, Inc. *	19,000	168,013
Maruha Group, Inc.	107,815	197,908
Maruka Machinery Company, Ltd.	3,000	27,353
Marusan Securities Company, Ltd.	20,300	115,913
Maruwa Company, Ltd.	4,800	57,650
Maruyama Manufacturing Company, Inc.	10,000	19,316
Maruzen Company, Ltd., Second Section	4,000	16,321
Maruzen Company, Ltd. *	23,000	20,519
Maruzen Showa Unyu Company, Ltd.	23,000	65,625
Maspro Denkoh Corp.	4,000	32,011
Matsuda Sangyo Company, Ltd. (a)	3,520	77,754
Matsui Construction Company, Ltd.	8,000	23,677
Matsuya Company, Ltd.	8,100	144,849
Matsuya Foods Company, Ltd.	4,300	51,185
Max Company, Ltd.	11,000	105,374
Maxvalu Tokai Company, Ltd.	4,500	62,787
MEC Company, Ltd.	2,400	19,796
Megachips Corp.	5,600	83,479
Meidensha Corp.	37,000	97,957
Meiji Shipping Company, Ltd. * (a)	3,900	18,314
Meitec Corp.	10,200	281,505
Meito Sangyo Company, Ltd.	4,700	98,902

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Japan (continued)
Meiwa Corp. *	8,000	$14,562
Meiwa Estate Company, Ltd.	5,000	19,340
Mercian Corp.	19,400	42,417
Michinoku Bank, Ltd.	54,000	130,495
Mikuni Coca-Cola Bottling Company, Ltd.	9,000	84,361
Mikuni Corp.	9,000	18,652
Milbon Company, Ltd.	3,200	68,767
Mimasu Semiconductor Industry Company, Ltd.	3,600	52,012
Minato Bank, Ltd.	77,000	114,610
Ministop Company, Ltd.	3,700	71,498
Miraca Holdings, Inc.	7,700	171,737
Misawa Homes Holdings, Inc. *	14,800	66,833
Mitani Corp.	4,000	25,883
Mito Securities Company, Ltd.	17,000	54,053
Mitsuba Corp., Ltd.	14,000	87,307
Mitsubishi Cable Industries, Ltd.	37,000	41,004
Mitsubishi Kakoki Kaisha, Ltd.	11,000	27,394
Mitsubishi Paper Mills, Ltd.	84,000	200,052
Mitsubishi Pencil Company, Ltd.	5,600	71,788
Mitsubishi Steel Manufacturing Company, Ltd.	33,000	122,854
Mitsuboshi Belting Company, Ltd.	22,000	114,296
Mitsui High-Tec, Inc.	11,100	75,796
Mitsui Home Company, Ltd.	16,000	80,583
Mitsui Knowledge Industry Company, Ltd.	253	53,747
Mitsui Matsushima Company, Ltd. *	17,000	49,826
Mitsui Mining Company, Ltd.	51,000	173,885
Mitsui Sugar Company, Ltd.	27,000	103,462
Mitsui-Soko Company, Ltd.	29,000	142,639
Mitsumura Printing Company, Ltd.	7,000	21,796
Mitsuuroko Company, Ltd.	13,000	83,078
Miura Company, Ltd.	8,200	180,100
Miyazaki Bank, Ltd.	49,000	125,522
Miyoshi Oil & Fat Company, Ltd.	14,000	20,753
Miyuki Holdings Company, Ltd.	8,000	18,933
Mizuno Corp.	27,000	135,197
Mochida Pharmaceutical Company, Ltd.	20,000	243,026
Modec, Inc.	7,400	234,469
Monex Group, Inc.	287	142,107
Mori Seiki Company, Ltd.	22,500	290,878
Morinaga & Company, Ltd.	60,000	114,278
Morinaga Milk Industry Company, Ltd.	58,000	170,474
Morita Corp.	6,000	23,951
Mory Industries, Inc.	11,000	31,736
MOS Food Services, Inc.	7,000	88,180
Moshi Moshi Hotline, Inc.	6,350	170,768
Mr. Max Corp.	7,300	24,035
Musashino Bank, Ltd. *	9,700	282,966
Mutoh Holdings Company, Ltd. *	8,000	19,178
Mutow Company, Ltd.	7,300	37,891
Nachi-Fujikoshi Corp. *	47,000	149,812
Nagano Bank, Ltd.	25,000	48,842
Nagase & Company, Ltd.	21,000	198,866
Nagatanien Company, Ltd.	8,000	63,606
Nakabayashi Company, Ltd.	14,000	24,126
Nakamuraya Company, Ltd.	12,000	54,785

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Japan (continued)
Nakayama Steel Works, Ltd.	29,000	$93,051
NEC Fielding, Ltd.	8,400	91,721
NEC Leasing, Ltd.	6,500	82,304
NEC Mobiling, Ltd.	4,300	65,886
NEC Networks & System Integration Corp.	7,700	100,074
NEC Tokin Corp. *	11,000	36,981
Net One Systems Company, Ltd.	163	217,710
Netmarks, Inc. *	29	5,865
Neturen Company, Ltd.	9,900	73,235
New Tachikawa Aircraft Company, Ltd. *	1,400	52,594
Nice Corp.	22,000	37,464
Nichia Steel Works, Ltd.	14,000	47,770
Nichias Corp.	35,000	98,366
Nichiban Company, Ltd.	10,000	33,167
Nichicon Corp.	21,100	171,724
Nichiha Corp.	9,000	66,672
Nichii Gakkan Company, Ltd.	6,700	85,628
Nichimo Corp.	29,000	4,212
NICHIREI Corp.	54,000	308,030
Nichireki Company, Ltd.	1,000	2,704
Nidec Copal Corp.	5,700	71,147
Nidec Sankyo Corp. *	20,000	106,251
Nidec Tosok Corp.	2,800	21,825
Nifco, Inc.	11,900	256,495
Nihon Chouzai Company, Ltd. *	1,080	18,032
Nihon Dempa Kogyo Company, Ltd.	4,500	94,451
Nihon Eslead Corp.	2,000	12,370
Nihon Inter Electronics Corp.	5,000	11,171
Nihon Kagaku Sangyo Company, Ltd.	5,000	31,657
Nihon Kohden Corp.	9,700	211,496
Nihon Matai Company, Ltd. *	21,000	36,438
Nihon Nohyaku Company, Ltd. (a)	10,000	90,719
Nihon Parkerizing Company, Ltd.	14,000	195,306
Nihon Spindle Manufacturing Company, Ltd. *	15,000	32,845
Nihon Tokushu Toryo Company, Ltd.	6,000	22,924
Nihon Unisys, Ltd.	3,600	56,244
Nihon Yamamura Glass Company, Ltd.	26,000	46,881
Nikkiso Company, Ltd.	12,000	73,703
Nikko Company, Ltd.	5,000	12,507
Nippo Corp.	19,000	100,839
Nippon Beet Sugar Manufacturing Company, Ltd.	47,000	111,926
Nippon Carbide Industries Company, Inc. *	16,000	21,367
Nippon Carbon Company, Ltd.	30,000	140,371
Nippon Ceramic Company, Ltd.	6,400	69,198
Nippon Chemical Industrial Company, Ltd.	20,000	50,808
Nippon Chemi-Con Corp.	39,000	137,835
Nippon Chemiphar Company, Ltd.	5,000	22,421
Nippon Concrete Industries Company, Ltd.	15,000	19,488
Nippon Denko Company, Ltd.	21,000	180,726
Nippon Densetsu Kogyo Company, Ltd.	12,000	96,492
Nippon Denwa Shisetsu Company, Ltd.	10,000	25,408
Nippon Felt Company, Ltd.	5,000	24,385
Nippon Filcon Company, Ltd.	3,100	14,711
Nippon Fine Chemical Company, Ltd.	6,000	33,182
Nippon Flour Mills Company, Ltd.	35,000	167,316

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Japan (continued)
Nippon Formula Feed Manufacturing Company, Ltd. *	22,000	$25,920
Nippon Gas Company, Ltd.	7,300	70,893
Nippon Hume Corp. *	10,000	26,166
Nippon Jogesuido Sekkei Company, Ltd.	28	20,904
Nippon Kanzai Company, Ltd.	3,600	96,851
Nippon Kasei Chemical Company, Ltd.	16,000	24,755
Nippon Kayaku Company, Ltd.	44,000	280,002
Nippon Kinzoku Company, Ltd.	16,000	33,698
Nippon Koei Company, Ltd.	26,000	67,235
Nippon Konpo Unyu Soko Company, Ltd.	18,000	182,292
Nippon Koshuha Steel Company, Ltd.	17,000	24,624
Nippon Light Metal Company, Ltd.	165,000	248,949
Nippon Metal Industry Company, Ltd.	30,000	71,004
Nippon Paint Company, Ltd.	62,000	222,825
Nippon Parking Development Company, Ltd.	293	9,103
Nippon Pillar Packing Company, Ltd.	4,000	19,755
Nippon Piston Ring Company, Ltd.	13,000	19,984
Nippon Road Company, Ltd.	15,000	19,273
Nippon Seiki Company, Ltd.	10,000	125,008
Nippon Seisen Company, Ltd. *	7,000	24,193
Nippon Sharyo, Ltd.	36,000	111,442
Nippon Shinyaku Company, Ltd.	14,000	174,428
Nippon Shokubai Company, Ltd.	39,000	250,112
Nippon Signal Company, Ltd.	16,100	84,930
Nippon Soda Company, Ltd.	38,000	184,984
Nippon Steel Trading Company, Ltd.	24,000	64,481
Nippon Suisan Kaisha, Ltd.	66,500	230,719
Nippon Synthetic Chemical Industry Company, Ltd.	20,000	77,818
Nippon System Development Company, Ltd.	12,500	138,215
Nippon Thompson Company, Ltd.	21,000	111,101
Nippon Valqua Industries, Ltd.	25,000	70,291
Nippon Yakin Kogyo Company, Ltd.	35,500	174,785
Nippon Yusoki Company, Ltd.	5,000	13,646
Nippon Zeon Company	51,000	205,042
Nipro Corp.	13,000	237,261
NIS Group Company, Ltd. *	37,913	46,335
Nishimatsu Construction Company, Ltd.	97,000	214,469
Nishimatsuya Chain Company, Ltd.	13,400	118,995
Nishi-Nippon Railroad Company, Ltd.	87,000	302,773
Nissan Shatai Company, Ltd.	26,000	193,581
Nissei Corp.	6,000	57,850
Nissei Plastic Industrial Company, Ltd.	4,000	14,991
Nissen Company, Ltd.	12,600	50,086
Nissha Printing Company, Ltd.	3,000	162,022
Nisshin Fudosan Company, Ltd.	3,000	9,874
Nisshin Oillio Group, Ltd.	37,000	205,055
Nissho Electronics Corp. *	7,700	41,185
Nissin Corp.	26,000	75,004
Nissin Electric Company, Ltd.	16,000	69,990
Nissin Kogyo Company, Ltd.	9,200	164,308
Nissin Sugar Manufacturing Company, Ltd.	12,000	26,525
Nissui Pharmaceutical Company, Ltd.	5,000	33,670
Nitta Corp.	6,600	100,840
Nittan Valve Company, Ltd.	4,000	17,092
Nittetsu Mining Company, Ltd.	17,000	62,238

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Japan (continued)
Nitto Boseki Company, Ltd.	86,000	$169,441
Nitto Kogyo Corp.	12,500	116,292
Nitto Kohki Company, Ltd.	3,700	71,811
Nitto Seiko Company, Ltd.	8,000	26,326
NIWS Company HQ, Ltd. *	124	0
NOF Corp.	47,000	195,545
Nohmi Bosai, Ltd.	13,000	85,483
Nomura Company, Ltd.	17,000	52,584
Noritake Company, Ltd.	31,000	116,695
Noritsu Koki Company, Ltd.	6,700	95,918
Noritz Corp.	9,100	85,109
Nosan Corp.	18,000	40,419
NS Solutions Corp.	5,000	80,469
Obayashi Road Corp. *	23,000	32,471
Oenon Holdings, Inc.	9,000	23,459
Oiles Corp.	7,100	122,520
Oita Bank, Ltd.	44,000	231,466
Okabe Company, Ltd.	17,000	80,635
Okamoto Industries, Inc.	22,000	80,961
Okamoto Machine Tool Works, Ltd.	7,000	11,245
Okamura Corp.	16,000	101,814
Okano Valve Manufacturing Company *	4,000	23,334
Okasan Holdings, Inc.	52,000	257,734
Oki Electric Industry Company, Ltd. *	160,000	216,985
Okinawa Electric Power Company, Inc.	4,400	233,801
OKK Corp.	10,000	14,466
Okuma Holdings, Inc.	40,000	287,516
Okumura Corp.	47,000	169,251
Okura Industrial Company, Ltd.	8,000	18,089
Okuwa Company, Ltd.	7,000	112,377
Olympic Corp.	4,600	28,707
O-M, Ltd.	8,000	41,307
OMC Card, Inc. *	27,955	72,070
ONO Sokki Company, Ltd.	5,000	25,019
Onoken Company, Ltd.	4,500	67,028
Organo Corp.	10,000	71,717
Oriental Yeast Company, Ltd.	6,000	32,593
Origin Electric Company, Ltd.	6,000	32,949
Osaka Steel Company, Ltd.	8,400	107,269
Osaki Electric Company, Ltd.	10,000	56,974
OSG Corp. (a)	20,400	174,785
Oyo Corp.	7,000	81,704
Pacific Industrial Company, Ltd.	12,000	44,666
Pacific Metals Company, Ltd.	40,001	255,989
PanaHome Corp.	24,000	140,100
Paramount Bed Company, Ltd.	5,000	70,373
Parco Company, Ltd.	18,800	214,674
Paris Miki, Inc.	9,200	77,466
Park24 Company, Ltd.	31,100	161,746
Pasco Corp. *	10,000	16,737
Pasona Group, Inc.	89	62,931
PCA Corp.	1,501	14,473
Penta-Ocean Construction Company, Ltd. *	74,000	84,558
PIA Corp. *	2,600	29,471
Pigeon Corp.	5,200	121,006
Pilot Corp.	46	102,412

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Japan (continued)
Piolax, Inc.	3,800	$69,322
Press Kogyo Company, Ltd.	31,000	119,664
Prima Meat Packers, Ltd. *	64,000	69,349
PS Mitsubishi Construction Company, Ltd. *	15,800	40,652
Q.P. Corp.	30,100	284,928
Raito Kogyo Company, Ltd.	9,900	23,050
Rasa Industries, Ltd. (a)	36,000	58,861
Renown, Inc. *	8,000	22,406
Resort Solution Company, Ltd.	9,000	23,235
Resorttrust, Inc.	13,500	145,351
Rhythm Watch Company, Ltd.	53,000	63,197
Ricoh Leasing Company, Ltd.	4,800	96,098
Right On Company, Ltd.	3,900	43,117
Riken Corp.	25,000	84,957
Riken Keiki Company, Ltd.	4,000	25,221
Riken Technos Corp.	8,000	17,982
Riken Vitamin Company, Ltd.	2,000	58,238
Ringer Hut Company, Ltd.	4,800	60,196
Risa Partners, Inc. *	52	45,878
Rock Field Company, Ltd.	1,800	25,262
Rohto Pharmaceutical Company, Ltd.	22,000	262,620
Roland Corp.	6,100	99,236
Round One Corp.	107	87,739
Royal Holdings Company, Ltd.	10,100	91,142
Ryobi, Ltd.	40,000	132,034
Ryoden Trading Company, Ltd.	16,000	95,851
Ryosan Company, Ltd.	12,500	268,557
Ryoshoku, Ltd.	4,000	75,974
Ryoyo Electro Corp.	9,500	91,689
S Foods, Inc.	7,500	50,812
S Science Company, Ltd.	102,000	7,437
Sagami Chain Company, Ltd.	4,000	32,803
Sagami Railway Company, Ltd.	29,000	107,970
Saibu Gas Company, Ltd.	89,000	207,818
Saizeriya Company, Ltd.	10,800	107,744
Sakai Chemical Industry Company, Ltd.	29,000	88,624
Sakai Heavy Industries, Ltd. *	9,000	18,227
Sakai Ovex Company, Ltd. *	20,000	24,598
Sakata INX Corp.	17,000	51,799
Sakata Seed Corp.	10,600	157,628
Sala Corp.	8,000	36,555
San-Ai Oil Company, Ltd.	19,000	74,476
Sanden Corp.	34,000	131,551
Sanei-International Company, Ltd.	4,100	53,350
Sanix, Inc. *	12,200	31,733
Sankei Building Company, Ltd.	11,000	52,652
Sanken Electric Company, Ltd.	32,000	164,758
Sanki Engineering Company, Ltd.	18,000	131,972
Sankyo Seiko Company, Ltd.	24,100	51,365
Sankyo-Tateyama Holdings, Inc.	82,000	91,010
Sanoh Industrial Company, Ltd.	8,700	43,221
Sanrio Company, Ltd.	12,100	137,655
Sanshin Electronics Company, Ltd.	9,000	80,154
Sanwa Shutter Corp.	70,000	260,619
Sanyo Chemical Industries, Ltd.	20,000	97,884
Sanyo Denki Company, Ltd.	15,000	56,627

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Japan (continued)
Sanyo Shokai, Ltd.	29,000	$138,199
Sanyo Special Steel Company, Ltd.	32,000	175,813
Sasebo Heavy Industries Company, Ltd.	32,000	65,432
Sato Corp.	7,300	97,003
Sato Shoji Corp.	6,000	46,425
Satori Electric Company, Ltd.	2,400	15,077
Secom Techno Service Company, Ltd.	3,000	79,990
Seibu Electric Industry Company, Ltd.	3,000	13,955
Seika Corp.	16,000	30,996
Seikagaku Corp.	7,600	79,180
Seiko Corp.	23,000	85,827
Seino Transportation Company, Ltd.	49,000	286,505
Seiren Company, Ltd.	19,400	102,379
Sekisui Jushi Corp.	12,000	85,065
Sekisui Plastics Company, Ltd.	34,000	93,996
Senko Company, Ltd.	24,000	88,936
Senshu Electric Company, Ltd.	1,500	22,243
Senshukai Company, Ltd.	13,300	79,562
Shibaura Mechatronics Corp.	8,000	32,645
Shibusawa Warehouse Company, Ltd.	17,000	92,793
Shibuya Kogyo Company, Ltd.	3,300	25,657
Shikibo, Ltd.	20,000	22,833
Shikoku Bank, Ltd.	55,000	193,046
Shikoku Chemicals Corp.	15,000	61,164
Shikoku Coca-Cola Bottling Company, Ltd.	4,900	51,672
Shima Seiki Manufacturing, Ltd.	7,400	172,194
Shimachu Company, Ltd.	15,000	360,688
Shimizu Bank, Ltd.	2,700	103,109
Shin Nippon Air Technologies Company, Ltd.	4,500	36,812
Shinagawa Refractories Company, Ltd.	16,000	34,645
Shindengen Electric Manufacturing Company, Ltd.	28,000	59,065
Shin-Etsu Polymer Company, Ltd.	14,700	78,251
Shinkawa, Ltd.	6,500	79,910
Shin-Keisei Electric Railway Company, Ltd.	10,000	32,905
Shinki Company, Ltd. *	30,500	29,050
Shinko Electric Company, Ltd. (a)	24,000	61,288
Shinko Plantech Company, Ltd.	9,900	100,550
Shinko Shoji Company, Ltd.	6,900	56,172
Shinko Wire Company, Ltd. *	11,000	22,357
Shin-Kobe Electric Machinery Company, Ltd.	12,000	85,328
Shinmaywa Industries, Ltd.	34,000	112,368
Shinnihon Corp.	8,000	6,045
Shinsho Corp.	13,000	35,311
Shinwa Kaiun Kaisha, Ltd.	21,000	103,316
Shiroki Corp.	26,000	72,782
Shizuki Electric Company, Inc.	8,000	27,034
Shizuoka Gas Company, Ltd.	14,000	46,932
SHO-BOND Holdings Company, Ltd.	4,200	73,924
Shobunsha Publications, Inc.	2,400	12,927
Shochiku Company, Ltd. (a)	25,000	138,495
Shoko Company, Ltd.	20,000	24,967
Showa Aircraft Industry Company, Ltd.	3,000	19,957
Showa Corp.	18,700	133,009
Showa KDE Company, Ltd.	10,000	11,068
Showa Sangyo Company, Ltd.	33,000	92,901

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Japan (continued)
Siix Corp.	4,000	$22,855
Silver Seiko, Ltd. *	70,000	12,716
Sinanen Company, Ltd.	19,000	75,219
Sintokogio, Ltd.	13,300	104,571
SKY Perfect JSAT Corp.	475	179,058
SMK Corp.	21,000	90,582
Snow Brand Milk Products Company, Ltd. (a)	54,500	165,634
SNT Corp.	7,000	35,413
Soda Nikka Company, Ltd.	4,000	13,521
Sodick Company, Ltd.	18,800	75,657
Soft99 Corp.	3,500	17,437
Sogo Medical Company, Ltd.	1,400	35,318
Sohgo Security Services Company, Ltd.	17,400	198,016
Sorun Corp.	4,700	24,309
Space Company, Ltd.	4,200	23,754
SRA Holdings, Inc.	3,300	32,326
SSP Company, Ltd.	16,000	79,858
ST Chemical Company, Ltd.	6,000	71,424
St. Marc Holdings Company, Ltd.	1,700	60,258
Star Micronics Company, Ltd.	10,900	135,602
Starzen Company, Ltd.	14,000	31,372
Stella Chemifa Corp. (a)	2,900	56,644
Sugimoto & Company, Ltd.	2,000	22,988
Sumida Corp.	4,100	37,929
Suminoe Textile Company, Ltd.	11,000	18,060
Sumisho Computer Systems Corp.	5,400	96,103
Sumitomo Bakelite Company, Ltd.	23,000	118,658
Sumitomo Coal Mining Company, Ltd. *	49,000	33,344
Sumitomo Densetsu Company, Ltd.	12,700	62,651
Sumitomo Forestry Company, Ltd.	39,400	281,429
Sumitomo Light Metal Industries, Ltd.	82,000	87,835
Sumitomo Mitsui Company, Ltd. *	77,600	56,579
Sumitomo Osaka Cement Company, Ltd.	134,000	225,036
Sumitomo Pipe & Tube Company, Ltd.	6,000	41,060
Sumitomo Precision Products Company, Ltd.	6,000	20,361
Sumitomo Real Estate Sales Company, Ltd.	2,600	76,411
Sumitomo Seika Chemicals Company, Ltd.	13,000	44,691
Sumitomo Warehouse Company(The), Ltd.	48,952	179,835
Sun Wave Corp.	11,000	14,845
Sunx, Ltd.	5,400	24,772
SWCC Showa Holdings Company, Ltd.	80,000	106,690
SxL Corp. *	25,000	14,804
SystemPro Company, Ltd. *	49	23,005
T. Hasegawa Company, Ltd.	6,900	102,118
T. Rad Company, Ltd.	15,000	73,838
Tachibana Eletech Company, Ltd.	4,000	33,351
Tachikawa Corp.	4,600	18,831
Tachi-S Company, Ltd.	8,300	95,719
Tadano, Ltd.	25,000	192,366
Taihei Dengyo Kaisha, Ltd.	11,000	89,210
Taihei Kogyo Company, Ltd.	12,000	39,226
Taiheiyo Kaiun Company, Ltd. * (a)	13,000	16,979
Taiheiyo Kouhatsu, Inc. *	31,000	23,270
Taiho Kogyo Company, Ltd.	10,100	100,793
Taikisha, Ltd.	10,000	135,960
Taisei Lamick Company, Ltd. *	900	20,614

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Japan (continued)
Taisei Rotec Corp.	18,000	$31,769
Taiyo Yuden Company, Ltd.	33,000	363,697
Takagi Securities Company, Ltd.	15,000	28,796
Takamatsu Corp.	6,200	86,591
Takano Company, Ltd.	2,000	13,904
Takaoka Electric Manufacturing Company, Ltd.	18,000	23,429
Takara Holdings, Inc.	37,000	254,492
Takara Printing Company, Ltd.	3,300	33,046
Takara Standard Company, Ltd.	32,000	158,892
Takasago International Corp.	23,000	127,983
Takasago Thermal Engineering Company, Ltd.	18,000	176,152
Takiron Company, Ltd.	10,000	27,879
Takisawa Machine Tool Company, Ltd. *	28,000	32,457
Takuma Company, Ltd.	26,000	79,990
Tamura Corp.	22,000	59,359
Tamura Taiko Holdings, Inc.	9,000	13,143
Tasaki Shinju Company, Ltd.	7,000	11,899
Tatsuta Electric Wire & Cable Company, Ltd.	12,000	31,931
Tayca Corp.	11,000	31,808
TBK Company, Ltd.	10,000	32,652
TCM Corp.	22,000	45,552
Teac Corp. *	67,000	42,635
Techno Ryowa, Ltd.	6,400	33,789
Tecmo, Ltd.	5,300	38,794
Teikoku Electric Manufacturing Company, Ltd. (a)	2,000	35,983
Teikoku Piston Ring Company, Ltd.	4,800	30,933
Teikoku Sen-I Company, Ltd.	8,000	29,122
Teikoku Tsushin Kogyo Company, Ltd.	16,000	46,070
Tekken Corp. *	53,000	55,348
Telepark Corp. *	44	53,443
Tenma Corp.	6,800	102,744
The Fuji Fire and Marine Insurance Company, Ltd.	43,000	116,959
The Hokkoku Bank, Ltd. *	95,000	348,453
The Hyakugo Bank, Ltd.	47,282	266,458
The Nanto Bank, Ltd.	34,000	183,414
The Pack Corp.	3,300	40,897
The San-in Godo Bank, Ltd.	33,000	255,265
Tigers Polymer Corp.	2,000	7,719
TKC Corp.	4,900	87,233
TOA Corp. *	67,000	78,112
TOA Oil Company, Ltd.	22,000	26,514
TOA Road Corp.	15,000	21,955
Toagosei Company, Ltd.	58,000	218,753
Tobishima Corp. * (a)	158,000	27,291
Tobu Store Company, Ltd.	14,000	50,944
TOC Company, Ltd.	29,500	114,054
Tocalo Company, Ltd.	4,300	65,411
Tochigi Bank, Ltd.	32,000	175,305
Toda Corp.	78,000	280,701
Toda Kogyo Corp.	9,000	30,515
Todentsu Corp.	6,000	11,202
Toei Company, Ltd.	16,000	87,544
Toenec Corp.	14,000	71,321
Tohcello Company, Ltd.	4,000	17,534
Toho Bank, Ltd.	57,000	227,887

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Japan (continued)
Toho Company, Ltd.	12,000	$35,748
Toho Real Estate Company, Ltd.	11,600	58,253
Toho Titanium Company, Ltd. (a)	9,700	143,512
Toho Zinc Company, Ltd.	37,000	123,171
Tohoku Bank, Ltd.	15,000	23,420
Tohto Suisan Company, Ltd.	15,000	24,036
Tokai Corp.	15,000	84,019
Tokai Kanko Company, Ltd. *	62,000	23,884
Tokai Rubber Industries, Ltd. *	12,800	142,763
Tokai Tokyo Securities Company, Ltd.	61,000	216,240
Tokimec, Inc.	13,000	23,917
Toko Electric Corp.	8,000	18,427
Toko, Inc. *	16,000	22,519
Tokushima Bank, Ltd.	26,000	108,619
Tokushu Tokai Holdings Company, Ltd.	45,110	88,744
Tokyo Dome Corp. *	44,000	201,138
Tokyo Electron Device, Ltd.	22	34,485
Tokyo Energy & Systems, Inc.	9,000	50,453
Tokyo Kikai Seisakusho, Ltd. (a)	10,000	21,899
Tokyo Leasing Company, Ltd.	8,000	75,093
Tokyo Ohka Kogyo Company, Ltd.	14,500	262,823
Tokyo Rakutenchi Company, Ltd.	9,000	31,281
Tokyo Rope Manufacturing Company, Ltd.	34,000	94,794
Tokyo Sangyo Company, Ltd. *	9,500	26,304
Tokyo Seimitsu Company, Ltd. (a)	12,600	163,666
Tokyo Style Company, Ltd.	22,000	183,062
Tokyo Tekko Company, Ltd.	14,000	39,384
Tokyo Theatres Company, Inc.	33,000	60,610
Tokyo Tomin Bank (The), Ltd.	10,400	167,393
Tokyotokeiba Company, Ltd.	57,000	92,221
Tokyu Community Corp.	3,200	60,111
Tokyu Construction Company, Ltd.	22,940	66,926
Tokyu Livable, Inc.	6,600	42,296
Tokyu Recreation Company, Ltd.	6,000	31,686
Toli Corp.	10,000	17,114
Tomato Bank, Ltd.	27,000	52,491
Tomen Electronics Corp.	4,000	45,935
Tomoe Corp.	8,000	12,951
Tomoegawa Company, Ltd. *	17,000	41,018
Tomoku Company, Ltd.	16,000	33,624
Tomy Company, Ltd.	18,500	121,777
Tonami Transportation Company, Ltd.	27,000	57,098
Topcon Corp.	15,500	103,013
Toppan Forms Company, Ltd.	12,500	150,250
Topre Corp.	11,500	95,057
Topy Industries, Ltd.	58,000	164,461
Tori Holdings Company, Ltd. * (a)	73,000	4,665
Torigoe Company, Ltd.	5,000	38,142
Torii Pharmaceutical Company, Ltd.	5,100	79,452
Torishima Pump Manufacturing Company, Ltd.	5,000	99,898
Toshiba Machine Company, Ltd. *	33,000	144,761
Toshiba Plant Systems & Services Corp.	16,000	145,161
Tosho Printing Company, Ltd.	21,000	53,466
Totetsu Kogyo Company, Ltd.	6,000	30,999
Tottori Bank, Ltd.	27,000	70,397
Touei Housing Corp.	4,800	8,102

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Japan (continued)
Towa Bank, Ltd. *	46,000	$44,115
Towa Corp.	4,900	34,305
Towa Pharmaceutical Company, Ltd. (a)	3,300	125,926
Towa Real Estate Development Company, Ltd.	47,000	35,226
Toyo Construction Company, Ltd. *	118,000	50,277
Toyo Corp.	11,000	117,957
Toyo Electric Manufacturing Company, Ltd.	6,000	17,668
Toyo Engineering Corp.	35,000	182,442
Toyo Ink Manufacturing Company, Ltd.	66,000	216,250
Toyo Kanetsu KK	50,000	92,227
Toyo Kohan Company, Ltd.	22,000	113,093
Toyo Machinery & Metal Company, Ltd.	4,000	11,818
Toyo Securities Company, Ltd.	19,000	59,095
Toyo Sugar Refining Company, Ltd. *	27,000	32,278
Toyo Tire & Rubber Company, Ltd.	40,000	103,301
Toyo Wharf & Warehouse Company, Ltd.	17,000	30,233
Toyobo Company, Ltd.	194,064	323,119
Trans Cosmos, Inc.	11,000	79,861
Trusco Nakayama Corp.	5,800	79,279
Tsubakimoto Chain Company, Ltd.	36,000	183,302
Tsubakimoto Kogyo Company, Ltd.	10,000	27,436
Tsudakoma Corp.	20,000	35,948
Tsugami Corp.	14,000	38,860
Tsukishima Kikai Company, Ltd.	7,000	56,722
Tsumura & Company, Ltd.	6,400	178,397
Tsurumi Manufacturing Company, Ltd.	4,000	30,353
Tsutsumi Jewelry Company, Ltd.	3,000	58,382
TTK Company, Ltd.	6,000	30,292
TYK Corp.	8,000	16,280
Ube Material Industries, Ltd.	12,000	24,907
Uchida Yoko Company, Ltd.	13,000	49,328
Unicharm Petcare Corp.	4,000	127,570
Uniden Corp.	19,000	82,607
Unimat Life Corp.	6,700	60,210
Union Tool Company, Ltd.	3,000	72,202
Unitika, Ltd.	114,000	103,725
U-Shin, Ltd.	10,400	86,235
Utoc Corp. *	4,300	14,910
Valor Company, Ltd.	9,900	87,688
Venture Link Company, Ltd. *	9,800	2,852
Victor Company of Japan, Ltd. *	51,000	85,749
Vital-Net, Inc.	12,300	82,367
Wakachiku Construction Company, Ltd. *	17,000	8,019
Warabeya Nichiyo Company, Ltd.	5,800	81,376
Watabe Wedding Corp.	2,000	19,243
Watami Company, Ltd.	8,000	131,568
Weathernews, Inc. *	1,900	26,173
Wood One Company, Ltd.	13,000	70,088
Xebio Company, Ltd.	6,600	121,598
Yahagi Construction Company, Ltd.	8,000	35,507
Yaizu Suisankagaku Industry Company, Ltd.	2,700	25,898
Yamagata Bank, Ltd.	41,000	216,618
Yamaichi Electronics Company, Ltd.	3,100	14,271
Yamanashi Chuo Bank, Ltd.	51,686	273,468
Yamatane Corp.	20,000	29,210
Yamazen Corp.	13,400	46,222

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Yaoko Company, Ltd.	1,900	$65,799
Yasuda Warehouse Company, Ltd.	4,000	33,987
Yellow Hat, Ltd.	3,600	13,761
Yodogawa Steel Works, Ltd.	50,000	255,383
Yokogawa Bridge Corp.	13,000	77,069
Yokohama Reito Company, Ltd.	16,000	116,388
Yokowo Company, Ltd.	2,800	16,968
Yomeishu Seizo Company, Ltd.	4,000	37,892
Yomiuri Land Company, Ltd.	17,000	51,846
Yondenko Corp.	7,000	34,585
Yonekyu Corp.	6,000	68,049
Yorozu Corp.	6,800	85,605
Yoshimoto Kogyo Company, Ltd.	10,100	100,461
Yoshinoya D&C Company, Ltd.	116	123,422
Yuasa Funashoku Company, Ltd.	4,000	8,429
Yuasa Trading Company, Ltd.	50,000	60,471
Yuken Kogyo Company, Ltd.	14,000	34,373
Yuki Gosei Kogyo Comapny, Ltd. *	11,000	38,919
Yukiguni Maitake Company, Ltd.	8,500	28,834
Yuraku Real Estate Company, Ltd.	13,000	29,738
Yurtec Corp.	15,000	69,781
Yushin Precision Equipment Company, Ltd. *	2,100	33,292
Yushiro Chemical Industry Company, Ltd.	3,300	53,739
Zenrin Company, Ltd.	5,000	73,258
Zensho Company, Ltd. (a)	23,600	87,413
Zeria Pharmaceutical Company, Ltd.	10,000	100,341
Zuken, Inc.	7,800	65,263
		90,207,478

Luxembourg - 0.03%
Thiel Logistik AG *	55,482	109,529

Netherlands - 2.11%
Aalberts Industries NV	64,768	995,999
Accell Group NV	1,948	70,539
Arcadis NV	13,374	283,786
ASM International NV *	13,184	326,718
BE Semiconductor Industries NV *	3,295	14,614
Beter Bed Holding NV	4,270	59,285
Brunel International NV	2,953	68,345
Crown Van Gelder	2,756	37,841
Crucell NV, ADR * (a)	8,469	136,436
Crucell NV *	8,466	136,412
Draka Holding NV	4,974	148,797
Eriks Group NV	3,577	220,191
Exact Holdings NV	2,893	87,800
Fornix Biosciences NV	1,231	16,523
Gamma Holding NV	586	20,924
Grontmij NV	2,444	87,374
Heijmans NV	4,595	88,776
ICT Automatisering NV	1,167	13,683
Imtech NV	47,994	1,231,316
InnoConcepts NV	4,554	72,168
KAS Bank NV	3,349	115,813
Kendrion NV	3,294	77,647
Koninklijke BAM Groep NV	40,053	706,488
Koninklijke Ten Cate NV	7,365	290,190

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Netherlands (continued)
Koninklijke Vopak NV	4,451	$262,072
Laurus NV *	15,997	87,221
Macintosh Retail Group NV	3,032	53,871
Nederlandsche Apparatenfabriek NEDAP NV (a)	441	15,512
Nutreco Holding NV	8,264	510,165
Oce NV	17,667	171,542
OPG Groep NV	23,944	400,265
Ordina NV	10,287	109,917
Samas NV *	11,681	41,813
Sligro Food Group NV	5,530	190,631
Smit Internationale NV	3,742	288,329
Telegraaf Media Groep NV	8,333	220,223
TKH Group NV	8,034	180,498
Unit 4 Agresso NV	5,229	113,207
USG People NV	19,251	348,410
Van der Moolen Holding NV *	13,465	99,362
Wavin NV	16,521	134,057
		8,534,760

New Zealand - 0.55%
Air New Zealand, Ltd.	76,191	61,118
Ebos Group, Ltd.	2,926	10,116
Fisher & Paykel Appliances Holdings, Ltd.	73,674	90,466
Fisher & Paykel Healthcare Corp.	141,320	310,743
Freightways, Ltd.	29,559	69,416
Hallenstein Glasson Holdings, Ltd.	11,055	22,358
Hellaby Holdings, Ltd.	12,186	16,204
Infratil, Ltd.	128,127	205,637
Mainfreight, Ltd.	25,914	127,840
New Zealand Exchange, Ltd.	2,000	9,597
New Zealand Oil & Gas, Ltd.	76,725	84,658
New Zealand Refining Company, Ltd.	33,398	172,780
Nuplex Industries, Ltd.	25,188	112,520
PGG Wrightson, Ltd.	36,403	69,775
Port of Tauranga, Ltd.	22,511	110,470
Pumpkin Patch, Ltd.	30,500	33,874
Ryman Healthcare, Ltd.	122,620	147,065
Sanford, Ltd.	9,723	40,212
Sky City Entertainment Group, Ltd.	144,681	363,987
Steel & Tube Holdings, Ltd.	7,400	18,013
Tower, Ltd.	23,103	35,653
Vector, Ltd.	80,922	131,088
		2,243,590

Norway - 2.04%
Acta Holding ASA	30,000	27,587
Aker Yards AS *	32,592	377,118
Aktiv Kapital ASA (a)	5,600	72,720
Austevoll Seafood	29,000	129,257
Awilco Offshore ASA *	20,414	316,142
Birdstep Technology ASA *	21,000	24,473
Blom ASA *	7,600	52,438
Bonheur ASA	3,050	133,550
BW GAS, Ltd. *	13,500	127,587
BW Offshore, Ltd. *	64,000	162,677
Camillo Eitzen & Company ASA	5,800	57,197
Cermaq ASA	17,800	172,273

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Norway (continued)
Copeinca ASA *	15,800	$115,089
CorrOcean ASA *	70,000	64,714
Det Norske Oljeselskapb ASA *	260,900	419,028
DOF ASA	9,100	91,289
DOF Subsea ASA *	13,900	84,191
EDB Business Partner ASA	15,000	81,326
Eitzen Chemical ASA *	26,000	91,912
Ekornes ASA	10,400	169,867
Electromagnetic GeoServices AS *	2,600	9,862
Eltek ASA *	14,600	61,727
Ementor ASA *	22,653	137,314
Farstad Shipping ASA	4,000	105,195
Ganger Rolf ASA	4,910	189,839
Kongsberg Automotive ASA *	15,000	42,499
Kongsberg Gruppen ASA	2,300	154,533
Kverneland Gruppen A/S *	19,000	43,465
Leroy Seafood Group ASA	7,900	117,139
Nordic Semiconductor ASA *	7,500	33,471
Norse Energy Corp. ASA *	62,000	62,809
Norske Skogindustrier ASA * (a)	31,000	169,021
Norwegian Air Shuttle ASA *	2,792	24,598
Odfjell ASA	6,507	65,338
ODIM ASA *	7,900	123,978
Petrolia Drilling ASA *	165,000	63,883
PhotoCure ASA *	1,408	8,857
ProSafe ASA *	60,784	547,306
Q-Free ASA *	22,000	38,510
Revus Energy ASA *	10,300	157,958
Scana Industrier	28,000	73,008
Schibsted ASA	15,900	408,358
Sevan Marine ASA *	55,533	570,532
Solstad Offshore ASA	4,000	85,819
Songa Offshore ASA *	22,500	317,056
Sparebanken Midt-Norge	18,015	156,020
Tandberg ASA	28,900	625,174
TGS Nopec Geophysical Company ASA *	32,000	427,308
Tomra Systems ASA	42,721	289,166
TTS Marine ASA	3,000	38,403
Veidekke ASA	26,700	170,613
Wilhelm Wilhelmsen ASA	5,400	168,901
		8,258,095

Portugal - 0.54%
Altri SGPS SA	12,342	46,814
Banco BPI SA	86,043	289,143
Finibanco Holding SGPS SA	5,017	20,904
Impresa, SGPS SA *	29,906	54,294
Investimentos Participacoes e Gestao SA *	57,093	51,888
Mota Engil, SGPS SA	29,599	157,909
Novabase SGPS SA *	7,943	57,913
Pararede SGPS SA *	19,555	34,631
Portucel - Empresa Produtora de Pasta e Papel SA	112,684	335,045
PT Multimedia.com, SGPS, SA	67,195	527,934
SAG GEST-Solucoes Automovel Globais SGPS SA	9,334	24,317

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Portugal (continued)
Semapa-Sociedade de Investimento & Gestao, SGPS SA	25,623	$288,301
Sonae Industria, SGPS SA	21,800	84,751
Sonae, SGPS, SA	42,153	42,889
Sonaecom, SGPS SA *	36,742	104,973
Teixeira Duarte-Engenharia & Construcoes SA	37,298	56,284
		2,177,990

Singapore - 1.38%
Allgreen Properties, Ltd.	258,000	145,158
Asia Food & Properties, Ltd. *	464,000	159,260
ASL Marine Holdings, Ltd.	37,000	26,986
Beyonics Technology, Ltd.	178,000	21,833
Bonvests Holdings, Ltd.	56,400	36,230
Bukit Sembawang Estates, Ltd.	18,000	87,221
Cerebos Pacific, Ltd.	22,000	57,627
CH Offshore, Ltd.	136,000	54,178
Chartered Semiconductor Manufacturing, Ltd., ADR *	11,031	37,726
Chartered Semiconductor Manufacturing, Ltd. *	191,000	64,995
China Merchants Holdings Pacific, Ltd.	70,000	35,028
Chip Eng Seng Corp., Ltd.	107,000	18,277
Chuan Hup Holdings, Ltd.	192,000	46,652
Creative Technology, Ltd.	15,150	65,111
CSC Holdings, Ltd.	191,000	21,378
CSE Global, Ltd.	113,000	76,872
CWT, Ltd.	31,000	14,470
Delong Holdings, Ltd. (a)	45,500	96,860
Ezra Holdings Pte, Ltd.	82,000	103,818
FJ Benjamin Holdings, Ltd. (a)	66,000	13,010
Food Empire Holdings, Ltd.	52,800	20,307
Fu Yu Corp., Ltd. * (a)	220,000	13,874
Furama, Ltd.	12,000	12,515
Goodpack, Ltd. *	57,000	56,952
Guocoland, Ltd.	79,300	105,777
Hersing Corp., Ltd.	88,000	13,576
Hi-P International, Ltd.	80,000	30,975
Ho Bee Investment, Ltd.	45,000	21,318
Hong Fok Corp., Ltd. * (a)	74,800	27,932
Hong Leong Asia, Ltd.	43,000	39,166
Hotel Plaza, Ltd.	60,000	59,536
Hotel Properties, Ltd. (a)	67,100	83,767
HTL International Holdings, Ltd. *	57,000	8,015
HupSteel, Ltd.	100,000	22,052
Hwa Hong Corp., Ltd.	92,000	37,136
Hyflux, Ltd. (a)	62,000	123,578
Innotek, Ltd.	65,000	24,746
Jaya Holdings, Ltd.	56,000	48,760
Jurong Technologies Industrial Corp., Ltd.	83,200	14,601
K1 Ventures, Ltd. *	374,000	64,339
Keppel Telecommunications & Transportation Company, Ltd.	47,000	175,009
Kim Eng Holdings, Ltd.	34,795	31,301
KS Energy Services Ltd	48,000	55,651
Low Keng Huat Singapore, Ltd.	110,000	14,675
Manhattan Resources, Ltd. *	61,000	29,077
MediaRing, Ltd. * (a)	145,000	10,110

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Singapore (continued)
Metro Holdings, Ltd.	118,000	$56,265
MFS Technology, Ltd.	56,000	8,299
Midas Holdings, Ltd.	77,000	28,303
MobileOne, Ltd.	116,000	156,395
NatSteel, Ltd.	41,000	40,735
Orchard Parade Holdings, Ltd.	70,000	42,143
Osim International, Ltd. * (a)	81,000	14,290
Pan-United Corp., Ltd.	61,000	24,167
Parkway Holdings, Ltd.	226,000	354,107
Petra Foods, Ltd.	46,000	28,406
Raffles Education Corp., Ltd.	280,000	164,567
Rotary Engineering, Ltd.	57,000	21,395
SBS Transit, Ltd.	29,500	43,438
SC Global Developments, Ltd. (a)	55,000	31,057
Sim Lian Group, Ltd.	42,000	13,752
Singapore Food Industries, Ltd.	68,000	37,797
Singapore Land, Ltd.	38,000	146,926
Singapore Post, Ltd.	341,000	244,485
Singapore Reinsurance Corp., Ltd.	72,000	12,940
Singapore Shipping Corp., Ltd. (a)	90,000	19,610
Sinomem Technology, Ltd. *	76,000	20,300
SMRT Corp., Ltd.	215,000	277,984
SP Chemicals, Ltd.	73,500	29,483
Sunningdale Tech, Ltd.	200,000	16,100
Tat Hong Holdings, Ltd.	76,000	66,651
TT International, Ltd. *	190,000	16,728
Tuan Sing Holdings, Ltd. *	188,000	25,748
Unisteel Technology, Ltd.	65,250	88,804
United Engineers, Ltd.	39,000	73,895
United Overseas Land, Ltd.	121,000	244,635
UOB-Kay Hian Holdings, Ltd.	75,000	68,387
Venture Corp., Ltd.	65,000	456,532
WBL Corp., Ltd.	30,000	99,398
Wheelock Properties (S), Ltd.	106,000	97,591
Wing Tai Holdings, Ltd.	167,300	157,682
Yongnam Holdings, Ltd. *	247,000	23,230
		5,579,660

South Korea - 0.00%
Pantech & Curitel Communications, Inc. *	882	0
Pantech Company, Ltd. *	1,112	0

Spain - 2.38%
Abengoa SA	12,595	336,848
Adolfo Dominguez SA (a)	1,580	29,017
Amper SA	6,189	64,071
Antena 3 de Television SA	25,273	227,079
Avanzit SA *	25,467	53,065
Azkoyen SA * (a)	6,658	49,577
Banco Guipuzcoano SA	38,237	426,050
Banco Pastor SA *	51,168	495,469
Baron de Ley SA *	1,392	90,401
Campofrio Alimentacion SA	7,918	107,864
Cementos Portland Valderrivas SA	3,931	215,898
Construcciones & Auxiliar de Ferrocarriles SA	616	256,320
Corporacion Dermoestetica SA *	3,631	22,849
Duro Felguera SA	12,223	106,900

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Spain (continued)
Ebro Puleva SA	33,725	$581,698
Electrificaciones del Norte SA	5,639	216,650
Ercros SA *	305,710	98,184
FAES FARMA SA	51,074	416,954
General de Alquiler de Maquinaria *	6,056	113,000
Grupo Catalana Occidente SA	18,347	522,924
Grupo Empresarial Ence SA	34,402	247,599
Iberia Lineas Aereas de Espana SA	170,106	504,309
Iberpapel Gestion SA	2,124	40,197
La Seda de Barcelona SA	199,812	274,347
Mecalux SA *	3,385	87,103
Miquel y Costas SA	3,706	50,222
Natra SA	4,190	38,874
Natraceutical SA *	49,023	51,651
NH Hoteles SA	21,220	258,764
Obrascon Huarte Lain SA	13,227	373,200
Papeles & Cartones de Europa SA *	10,706	67,348
Pescanova SA	1,698	75,755
Prim SA	2,850	39,260
Promotora de Informaciones SA	26,913	234,372
Prosegur Cia de Seguridad SA	7,799	311,291
Service Point Solutions SA * (a)	25,764	60,916
Sociedad Nacional Inds., Aplicaciones Celulosa Espanola SA * (a)	18,863	45,034
Sol Melia SA	21,913	188,142
SOS Cuetara SA	12,361	246,713
Tavex Algodonera SA *	8,440	17,044
Tecnocom, Telecomunicaciones & Energia SA *	8,629	45,805
Tubacex SA	34,476	294,560
Tubos Reunidos SA	59,205	334,455
Unipapel SA	2,109	38,118
Urbas Proyectos Urbanisticos SA *	10,449	3,367
Vertice Trescientos Sesenta Grados *	1,265	2,400
Vidrala SA	5,408	153,533
Viscofan SA	18,944	379,091
Vocento SA (a)	23,625	259,547
Zeltia SA *	57,790	452,355
		9,606,190
Sweden - 2.22%
AarhusKarlshamn AB	8,830	188,624
Acando AB, Series B	14,000	28,923
Active Biotech AB *	4,550	30,868
AddTech AB, Series B	3,800	76,041
Angpanneforeningen AB, Series B	3,400	93,076
Anoto Group AB *	31,000	20,260
Axfood AB	8,250	259,142
Axis Communications AB	9,900	121,908
BE Group AB	7,800	70,979
Beijer Alma AB	5,200	64,363
Beijer Electronics AB	1,777	40,614
Bergman & Beving AB, Series B	6,950	148,004
Bilia AB, Series A	5,300	35,498
Billerud Aktibolag AB	11,500	90,666
BioGaia AB *	5,360	38,693
Biotage AB *	25,000	31,158
Biovitrum AB *	8,300	76,407

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Sweden (continued)
Bong Ljungdahl AB, Series B	4,000	$21,220
Brostrom AB	18,100	159,031
Cardo AB	6,500	172,684
Clas Ohlson AB, Series B	7,150	96,348
Cloetta Fazer AB	6,055	215,770
Concordia Maritime AB, Series B	6,500	19,642
D. Carnegie & Company AB	52,789	661,187
Elekta AB, Series B	24,800	526,412
Enea AB *	63,903	331,329
Eniro AB	19,745	85,793
Fagerhult AB	600	14,209
G & L Beijer AB	2,000	42,835
Gunnebo AB	5,274	30,275
Hakon Invest AB	11,296	160,727
Haldex AB	8,300	118,982
Hemtex AB * (a)	3,578	22,354
HIQ International AB	18,000	74,705
Hoganas AB, Series B	9,500	181,434
Hoganas AB *	2,400	5,581
Holmen AB, Series B	18,900	602,935
IBS AB, Series B *	17,000	19,238
Industrial & Financial Systems AB	5,600	48,315
Indutrade AB	5,550	108,741
Intrum Justitia AB	16,500	257,550
JM AB	24,127	288,951
KappAhl Holding AB *	13,900	96,268
Lagercrantz AB *	4,000	19,767
Lindab International AB	19,300	316,096
Medivir AB *	4,800	40,667
Mekonomen AB	2,200	29,784
Micronic Laser Systems AB *	7,700	27,176
Munters AB	14,350	115,421
NCC AB	22,448	293,658
Net Insight AB *	50,000	39,455
New Wave Group AB, Series B	6,000	25,214
Nibe Industrier AB, Series B	19,700	134,687
Nobia AB	42,800	229,638
Nolato AB, Series B	4,700	42,912
OEM International AB, Series B	13,900	95,972
ORC Software AB	1,800	33,136
PA Resources AB *	33,946	262,540
Peab AB, Series B	27,100	183,661
Peab Industri AB	8,800	71,279
Proffice AB *	10,000	26,277
Q-Med AB	14,300	79,677
Rederi AB Transatlantic, Series B	9,000	59,201
Rezidor Hotel Group AB	33,400	136,319
RNB Retail & Brands AB	20,600	41,457
Semcon AB *	4,200	36,375
Sensys Traffic AB *	60,000	31,464
Sintercast AB *	1,700	27,625
Skanditek Industriforvaltning AB	9,500	28,256
SkiStar AB, Series B	5,100	68,807
Studsvik AB	1,200	24,072
Sweco AB, Series B	13,000	102,015
Teleca AB, Series B *	14,200	10,506

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Sweden (continued)
TradeDoubler AB	6,000	$52,409
Trelleborg AB, Series B	28,820	499,569
		8,962,832

Switzerland - 4.26%
Advanced Digital Broadcast Holdings SA *	1,275	41,580
AFG Arbonia-Forster Holding AG	528	112,697
Allreal Holding AG	2,415	280,604
Also Holding AG	779	38,167
Aryzta AG *	1,332	69,313
Ascom Holding AG *	7,392	72,267
Bachem Holding AG	999	83,279
Bank Coop AG	2,089	147,921
Bank Sarasin & Compagnie AG, Series B	8,802	379,322
Banque Cantonale de Geneve	76	16,638
Banque Cantonale Vaudoise, Series B *	820	248,196
Basilea Pharmaceutica AG *	2,093	322,556
Basler Kantonalbank	564	59,355
Belimo Holding AG	105	98,682
Bell Holding AG	58	89,109
Berner Kantonalbank *	1,072	226,733
Bobst Group AG	2,924	205,939
Bossard Holding AG	1,000	65,265
Bucher Industries AG	1,890	387,507
Burckhardt Compression Holding AG	644	165,279
Card Guard AG *	1,457	13,264
Centralschweizerische Kraftwerke AG	301	145,959
Charles Voegele Holding AG *	2,665	138,377
Ciba Specialty Chemicals AG	15,988	393,799
Clariant AG *	81,924	735,773
Conzzeta Holding AG	70	166,553
Cytos Biotechnology AG *	1,298	67,382
Daetwyler Holding AG *	2,100	129,241
Dufry Group	1,867	135,254
Elektrizitaets-Gesellschaft Laufenburg AG	86	106,919
Emmi AG	663	77,357
EMS-Chemie Holding AG	2,693	331,109
Energiedienst Holding AG *	2,304	142,102
Flughafen Zuerich AG	1,334	485,775
Forbo Holding AG *	398	167,724
Galenica Holding AG	1,426	564,717
Georg Fischer AG *	1,327	503,709
Gurit Heberlein AG	475	426,349
Helvetia Patria Holding AG	1,607	498,058
Industrieholding Cham AG *	133	43,482
Interroll Holding AG *	144	51,524
Jelmoli Holding AG *	158	386,472
Kaba Holding AG, Series B	621	167,466
Kardex AG *	1,244	67,588
Komax Holding AG	999	121,813
Kudelski SA	11,049	141,277
Kuoni Reisen Holding AG, Series B	3,158	1,501,228
LEM Holding SA	350	101,408
Luzerner Kantonalbank	750	175,844
Medisize Holding AG	3,598	241,141
Meyer Burger Technology AG *	641	190,724
Mobilezone Holding AG	8,109	54,863

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Switzerland (continued)
Mobimo Holding AG *	1,246	$201,535
Orell Fuessli Holding AG	223	40,278
Phoenix Mecano AG	185	82,798
Precious Woods Holding AG *	632	50,521
PubliGroupe SA	515	106,634
Quadrant AG *	737	77,198
Rieter Holding AG	1,205	390,354
Romande Energie Holding SA	115	302,541
Schulthess Group AG	483	27,132
Schweiter Technologies AG	263	101,142
Schweizerhall Holding AG	533	108,909
Schweizerische National-Versicherungs-Gesellschaft AG *	143	92,110
Sia Abrasives Holding AG	134	46,973
Siegfried Holding AG	595	82,294
St. Galler Kantonalbank	817	347,896
Swissfirst AG	1,224	63,811
Swisslog Holding AG *	37,946	34,014
Swissquote Group Holding SA *	1,660	58,618
Tamedia AG	497	58,675
Tecan Group AG *	2,658	150,625
Temenos Group AG *	15,717	412,408
Tornos SA *	2,391	18,608
Valiant Holding AG	5,783	1,029,785
Valora Holding AG	858	203,386
Vaudoise Assurances Holding SA	118	20,361
Verwaltungs & Privat Bank AG	5,047	980,864
Vontobel Holding AG	7,084	235,760
VZ Holding AG	571	37,887
WMH Walter Meier AG, Series A *	120	16,614
Ypsomed Holding AG *	908	73,344
Zehnder Group AG	82	92,287
Zuger Kantonalbank	35	114,393
		17,244,415

United Kingdom - 16.50%
A.G. Barr PLC	2,441	52,283
Abacus Group PLC	13,889	5,454
Aberdeen Asset Management PLC	223,071	582,716
Acal PLC	5,883	15,657
Acambis PLC *	16,948	57,990
AEA Technology PLC *	18,852	15,120
Aegis Group PLC	270,540	550,922
Aga Rangemaster Group PLC *	17,247	62,107
Aggreko PLC	98,123	1,285,659
Alexon Group PLC	6,881	7,463
Alizyme PLC *	58,896	6,978
Alphameric PLC *	33,484	15,106
Amlin PLC	150,810	795,499
Anglo Pacific Group PLC	35,012	115,707
Anglo-Eastern Plantations PLC	3,369	30,473
Anite Group PLC	79,733	56,624
Antisoma PLC *	137,552	65,481
ARC International PLC *	45,915	15,235
Arena Leisure PLC	50,686	26,765
Aricom PLC *	289,439	244,165
Ark Therapeutics Group PLC *	32,845	39,557

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

United Kingdom (continued)
Arm Holdings PLC, ADR	133,112	$814,645
Arriva PLC	60,849	877,800
Aryzta AG *	12,094	589,051
Ashtead Group PLC	175,651	242,506
Aveva Group PLC	18,285	487,897
Avis Europe PLC *	85,382	17,120
Avon Rubber PLC	11,107	17,211
Axis-Shield PLC *	6,029	35,498
Axon Group PLC	13,826	152,855
Babcock International Group PLC	56,826	620,191
Barratt Developments PLC	92,311	246,148
BBA Aviation PLC	133,833	323,521
Beazley Group PLC	118,130	238,925
Bellway PLC	36,565	407,663
Benfield Group, Ltd.	44,159	276,021
Berkeley Group Holdings PLC *	26,492	408,841
Bespak PLC	7,040	70,645
Biocompatibles International PLC *	10,935	33,288
Blacks Leisure Group PLC	5,193	9,643
Bloomsbury Publishing PLC	15,244	47,224
BlueBay Asset Management	18,457	83,197
Bodycote International PLC	295,612	1,249,514
Bovis Homes Group PLC	39,503	313,969
BPP Holdings PLC	8,591	70,482
Braemar Seascope Group PLC	1,164	10,079
Brammer PLC	13,505	63,123
Brewin Dolphin Holdings PLC	41,062	83,658
Brit Insurance Holdings PLC	109,974	387,241
British Polythene Industries PLC	4,400	18,447
Britvic PLC	52,403	223,671
BSS Group PLC	36,568	210,358
BTG PLC *	43,947	189,017
Business Post Group PLC	6,109	34,298
Capital & Regional PLC	14,846	49,925
Care UK PLC	10,344	65,743
Carillion PLC	104,427	624,054
Carpetright PLC	8,793	108,556
Castings PLC	7,764	37,853
Catlin Group, Ltd.	85,047	505,544
Centaur Media PLC	37,860	49,603
Charles Stanley Group PLC	5,789	22,530
Charles Taylor Consulting PLC	5,241	23,187
Charter PLC	22,903	395,730
Chemring Group PLC	8,354	354,196
Chesnara PLC	28,486	70,619
Chime Communications PLC	5,000	10,026
Chloride Group PLC	46,548	211,876
Chrysalis Group PLC *	7,473	13,145
Clarkson PLC	3,067	57,447
Clinton Cards PLC	33,476	23,646
Close Brothers Group PLC	47,653	546,053
Collins Stewart PLC	49,196	88,405
Colt Telecom Group PLC *	73,320	172,216
Communisis PLC	29,820	33,827
Computacenter PLC	34,471	78,699
Connaught PLC	30,235	219,794

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

United Kingdom (continued)
Corin Group PLC	4,524	$11,581
Costain Group PLC	147,453	69,730
Cranswick PLC	14,947	170,524
Creston PLC	10,587	8,940
Croda International PLC	34,453	433,878
CSR PLC *	39,854	238,188
D.S. Smith PLC	179,314	418,577
Dairy Crest Group PLC	46,378	395,090
Dana Petroleum PLC *	18,206	498,428
Davis Service Group PLC	55,047	341,134
Dawson Holdings PLC	18,937	22,565
De La Rue PLC	37,126	594,037
Debenhams PLC	317,058	286,139
Dechra Pharmaceuticals PLC	20,895	157,627
Delta PLC	30,141	63,264
Detica Group PLC	28,318	227,419
Development Securities PLC	9,003	59,145
Devro PLC	33,835	50,286
Dicom Group PLC	14,754	54,737
Dignity PLC	21,714	294,989
Dimension Data Holdings PLC	442,473	425,267
Diploma PLC	20,438	59,813
Dixons Group PLC	555,169	498,855
Domino Printing Sciences PLC	29,115	156,206
DTZ Holdings PLC	19,551	35,468
Dunelm Group PLC	6,499	18,402
E2V Technologies PLC	13,926	67,905
Electrocomponents PLC	133,547	419,684
Elementis PLC	144,030	220,800
Emerald Energy PLC *	6,316	48,585
Ennstone PLC	77,985	21,679
Enodis PLC	69,220	404,983
Entertainment Rights PLC *	92,761	15,549
Euromoney Institutional Investor PLC	19,007	127,394
Evolution Group PLC	61,725	109,371
F&C Asset Management PLC	110,863	195,890
Fenner PLC	51,492	213,311
Filtrona PLC	77,980	256,083
Filtronic PLC *	7,589	11,966
Findel PLC	15,671	52,508
Forth Ports PLC	10,700	335,471
Fortune Oil PLC *	359,509	68,810
French Connection Group PLC	17,888	20,165
Fuller Smith & Turner PLC	8,112	64,323
Future PLC	44,714	21,803
Galiform PLC	112,844	68,686
Galliford Try PLC	63,253	74,476
Game Group PLC	182,118	893,748
Genus PLC	16,764	243,760
Go-Ahead Group PLC	10,036	355,207
Goldshield Group PLC	6,425	30,278
Grafton Group PLC *	85,264	469,597
Greene King PLC	27,045	263,386
Greggs PLC	2,083	134,499
Halfords Group PLC	59,177	316,769
Halma PLC	98,642	361,615

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

United Kingdom (continued)
Hampson Industries PLC	22,043	$70,866
Hansard Global PLC	11,952	35,193
Hardy Oil & Gas PLC *	12,212	105,924
Hardy Underwriting Bermuda, Ltd.	7,824	31,885
Hays PLC	202,195	350,785
Headlam Group PLC	26,325	159,228
Helical Bar PLC	23,786	138,621
Helphire PLC	34,529	53,610
Helphire PLC *	10,156	0
Henderson Group PLC	193,512	456,970
Henry Boot PLC	22,990	38,764
Highway Insurance Holdings PLC	55,651	74,514
Hikma Pharmaceuticals PLC	31,690	241,010
Hill & Smith Holdings PLC	19,511	119,174
Hiscox PLC	125,349	564,787
HMV Group PLC	132,768	319,315
Hochschild Mining PLC	27,852	127,589
Hogg Robinson Group PLC	39,788	36,511
Holidaybreak PLC	9,477	73,507
Homeserve PLC	37,619	986,736
Hunting PLC	26,412	428,501
Huntsworth PLC	20,523	23,288
Hyder Consulting PLC	9,707	64,531
IG Group Holdings PLC	78,045	490,999
Imagination Technologies Group PLC *	42,827	55,552
IMI PLC	57,726	524,452
Imperial Energy Corp. PLC *	26,019	553,651
Inchcape PLC	24,252	113,852
Informa PLC	84,511	654,358
Innovation Group PLC	119,179	34,775
Intec Telecom Systems PLC *	40,144	31,466
Intermediate Capital Group PLC	26,851	674,629
International Personal Finance PLC	80,239	452,595
Interserve PLC	43,366	331,382
Intertek Group PLC	26,185	468,060
ITE Group PLC	55,431	167,675
J.D. Wetherspoon PLC	24,171	116,043
James Fisher & Sons PLC	11,043	117,743
Jardine Lloyd Thompson Group PLC	49,547	407,632
JJB Sports PLC	64,418	149,242
JKX Oil & Gas PLC	56,800	447,902
John Menzies PLC	7,960	51,220
Johnston Press PLC	162,592	138,668
Keller Group PLC	19,354	278,090
Kesa Electricals PLC	163,292	479,550
Kier Group PLC	10,986	230,692
Kingston Communications PLC	123,424	87,843
Laird Group PLC	48,620	335,890
Laura Ashley Holdings PLC	68,094	24,825
Lavendon Group PLC	4,967	24,808
Liontrust Asset Management PLC	5,127	23,736
Logica PLC	241,627	588,033
Lookers PLC	35,795	36,297
Low & Bonar PLC	45,266	84,763
LSL Property Services PLC	7,930	10,119
Luminar Group Holdings PLC	14,299	62,171

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

United Kingdom (continued)
M.J. Gleeson Group PLC	11,305	$33,019
Management Consulting Group PLC	104,375	63,767
Manganese Bronze Holdings PLC	3,263	22,156
Marshalls PLC	38,912	118,082
Marston’s PLC	71,152	253,685
McBride PLC	26,220	55,483
Medusa Mining, Ltd. *	31,637	28,295
Melrose PLC *	9,458	27,830
Melrose Resources PLC	17,369	129,301
Metalrax Group PLC	29,412	8,444
Michael Page International PLC	81,821	545,140
Micro Focus International PLC	30,657	170,742
Millennium & Copthorne Hotels PLC	56,178	316,084
Minerva PLC *	48,210	109,524
Misys PLC	137,007	417,337
Mitie Group PLC	86,322	351,298
Morgan Crucible Company PLC	71,096	297,144
Morgan Sindall PLC	13,744	148,031
Morse PLC	17,420	12,351
Mothercare PLC	27,714	204,906
Mouchel Parkman PLC	27,771	201,111
MWB Group Holdings PLC *	24,660	45,176
N. Brown Group PLC	53,451	204,411
National Express Group PLC	37,539	709,018
New Star Asset Management Group, Ltd.	18,154	34,657
Northern Foods PLC	153,388	181,681
Northgate PLC	23,512	147,462
Northumbrian Water Group PLC	65,840	369,372
Novae Group PLC	16,766	91,164
Oxford Biomedica PLC *	90,000	18,046
Oxford Instruments PLC	8,354	33,905
Pace Micro Technology PLC *	44,430	72,264
Paypoint PLC	11,801	136,769
Pendragon PLC	119,021	20,681
Phoenix IT Group, Ltd. *	9,852	42,844
Photo-Me International PLC	22,753	6,014
Pinewood Shepperton PLC	8,060	28,335
Premier Farnell PLC	95,089	337,842
Premier Foods PLC	134,963	213,294
Premier Oil PLC *	22,418	512,814
Protherics PLC *	91,365	79,790
Provident Financial PLC	36,970	610,337
Psion PLC	27,316	45,894
Punch Taverns PLC	60,285	318,284
PV Crystalox Solar PLC *	27,564	88,903
PZ Cussons PLC	84,273	267,349
Qinetiq PLC	170,301	696,156
Quintain Estates & Development PLC	40,357	139,002
Rank Group PLC	117,546	157,202
Rathbone Brothers PLC	10,169	167,404
Raymarine PLC	13,480	30,453
REA Holdings PLC	2,127	18,268
Redrow PLC	47,467	147,897
Regus Group PLC	198,278	268,497
Renishaw PLC	11,721	178,673
Rensburg Sheppards PLC	4,945	43,477

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

United Kingdom (continued)
Restaurant Group PLC	47,761	$121,018
Ricardo PlC	8,570	45,017
Rightmove PLC	14,759	82,149
RM PLC	13,965	43,340
Robert Walters PLC	17,416	41,168
Robert Wiseman Dairies PLC	9,457	53,095
ROK PLC	33,519	53,768
Rotork PLC	23,227	462,992
Royalblue Group PLC	5,481	93,616
RPC Group PLC	19,627	54,557
RPS Group PLC	59,899	326,682
Salamander Energy PLC *	26,350	129,520
Salamander Energy PLC *	3,984	0
Savills PLC	40,787	212,796
SCI Entertainment Group PLC *	24,546	14,640
Scott Wilson Group PLC	18,538	63,433
SDL PLC *	16,966	112,597
Senior PLC	136,652	274,665
Severfield Rowen PLC	13,069	57,829
Shanks Group PLC	68,152	272,163
Shore Capital Group PLC	82,607	56,225
SIG PLC	44,924	442,720
Signet Group PLC, SADR	17,424	200,724
Signet Group PLC	394,352	450,234
Skyepharma PLC *	127,235	9,277
SMG PLC *	120,280	20,456
Smiths News PLC	27,259	39,901
Soco International PLC *	12,424	340,482
Southern Cross Healthcare, Ltd.	50,751	140,268
Spectris PLC	34,386	519,186
Speedy Hire PLC	16,956	144,232
Spirax-Sarco Engineering PLC	28,330	571,147
Spirent Communications PLC, ADR	1,208	6,825
Spirent Communications PLC	174,932	253,447
Sportech PLC *	11,390	17,077
Sports Direct International	54,705	75,073
Spring Group PLC	29,466	20,922
SSL International PLC	51,566	444,155
St James’s Place PLC	59,269	240,211
St. Ives Group PLC	24,755	75,358
St. Modwen Properties PLC	37,749	207,961
Stagecoach Group PLC	78,051	453,099
Sthree PLC	28,317	102,999
Taylor Nelson Sofres PLC	82,749	412,602
Taylor Woodrow PLC	330,627	324,946
TDG PLC	11,424	51,384
Ted Baker PLC	5,384	34,831
Telecom Plus PLC	262	1,600
Thorntons PLC	10,805	22,650
Thus Group PLC *	17,980	58,667
Tomkins PLC, SADR	21,690	237,289
Topps Tiles PLC	25,009	26,964
Town Centre Securities PLC	4,430	16,039
Travis Perkins PLC	36,335	442,494
Tribal Group PLC	11,250	28,708
Trinity Mirror PLC	85,363	166,759

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

United Kingdom (continued)
TT electronics PLC	41,687	$77,428
Tullett Prebon PLC	49,804	399,894
UK Coal PLC *	38,818	305,171
Ultra Electronics Holdings PLC	20,380	512,143
Umeco PLC	12,886	111,340
Uniq PLC	31,252	50,917
United Business Media, Ltd.	45,420	490,900
UTV Media PLC	11,361	29,356
Vectura Group PLC *	86,275	84,407
Venture Production PLC	35,579	534,117
Vernalis PLC *	21,281	1,734
Victrex PLC	29,565	438,307
Vislink PLC	22,958	10,884
Vitec Group PLC	8,660	63,022
VP PLC *	664	3,026
VT Group PLC	43,395	487,133
W.S. Atkins PLC	25,254	426,549
Weir Group PLC	33,017	553,718
WH Smith PLC	34,882	243,771
White Young Green PLC	9,034	39,827
William Hill PLC	75,121	386,437
Wilmington Group PLC	8,311	30,489
Wincanton PLC	37,919	178,338
Wolfson Microelectronics PLC *	17,835	38,387
Woolworths Group PLC	94,167	12,433
WSP Group PLC	16,690	157,388
Xaar PLC	17,577	35,853
Xchanging PLC	58,411	270,009
Yell Group PLC	244,658	479,526
Yule Catto & Company PLC	83,739	222,981
		66,716,501
United States - 0.46%
Arawak Energy, Ltd. *	9,400	12,394
Arsenal Energy, Inc. *	12,500	8,358
Aurora Oil and Gas, Ltd. *	74,000	20,016
Berens Energy, Ltd. *	14,100	13,678
Cadence Energy, Inc. *	14,200	90,271
Calian Technologies, Ltd.	500	5,877
Canadian Gold Hunter Corp. *	4,900	7,384
Candente Resource Corp. *	8,600	6,965
Cardero Resource Corp. *	13,100	25,292
Cinch Energy Corp. *	11,600	20,211
City Telecom HK, Ltd.	1,717	8,156
Computer Modelling Group, Ltd.	800	7,911
Eastmain Resources, Inc. *	21,300	25,075
Easyhome, Ltd.	700	10,746
Fairborne Energy, Ltd. *	21,600	276,255
Far West Mining, Ltd. *	4,700	15,847
Formation Capital Corp. *	29,000	13,383
Fortune Minerals, Ltd. *	3,334	4,082
GBS Gold International, Inc. *	30,800	6,091
Glacier Media, Inc. *	22,800	82,671
Glentel, Inc.	4,200	37,973
Globestar Mining Corp. *	12,700	15,310
Great Panther Resources, Ltd. *	22,200	17,144
Great Plains Exploration, Inc. *	41,500	26,187

International Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

United States (continued)
Hemisphere GPS, Inc. *	10,400	$30,168
Hillsborough Resources, Ltd. *	24,400	19,303
Inter-Citic Minerals, Inc. *	21,300	19,057
Intrinsyc Software International, Inc. *	15,509	5,404
Isotechnika, Inc. *	33,700	7,459
James Hardie Industries NV	2,458	48,668
Magellan Aerospace Corp. *	2,240	8,818
Marsulex, Inc.	4,700	57,013
Matrikon, Inc.	3,200	14,918
MDN, Inc. *	17,700	17,170
Midnight Oil Exploration, Ltd. *	5,400	12,053
Minco Silver Corp. *	7,600	12,168
MKS, Inc.	18,100	26,422
Open Range Energy Corp. *	5,000	21,285
Parkbridge Lifestyles Communities, Inc. *	9,830	49,992
Pelangio Mines, Inc. *	14,200	42,528
Profound Energy, Inc. *	15,380	53,884
Prometic Life Sciences, Inc. *	31,089	9,955
Pure Energy Services, Ltd. *	5,900	27,950
QGX, Ltd. *	4,000	18,535
Queenston Mining, Inc. *	16,000	33,302
Questerre Energy Corp. *	50,000	130,910
Redcorp Ventures, Ltd. *	9,000	1,102
Technicoil Corp. *	14,900	11,367
Tesco Corp. *	8,600	292,142
TUSK Energy Corp. *	19,200	35,984
Webtech Wireless, Inc. *	12,200	33,206
Westport Innovations, Inc. *	4,200	53,130
		1,851,170
TOTAL COMMON STOCKS (Cost $472,422,850)		$401,593,391

PREFERRED STOCKS - 0.01%
Australia - 0.01%
Village Roadshow, Ltd. (k)	33,387	40,831
TOTAL PREFERRED STOCKS (Cost $81,756)		$40,831

WARRANTS - 0.00%
Canada - 0.00%
Tembec, Inc. (Expiration Date 02/29/2012, Strike Price CAD 1.65) * (a)	609	275
Hong Kong - 0.00%
Asia Standard International Group (Expiration Date 09/06/2008, Strike Price HKD 0.106) *	312,262	0
(Expiration Date 12/31/2008) *	474,951	0
Golden Resorts Group, Ltd. (Expiration Date 06/09/2010, Strike Price HKD 0.35) *	100,000	229
Kantone Holdings, Ltd. (Expiration Date 01/08/2009, Strike Price HKD 0.81) *	129,806	166
Lippo, Ltd. *	3,125	401

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or Principal Amount	Value
WARRANTS (continued)

Hong Kong (continued)
Matsunichi Communication Holdings, Ltd. (Expiration Date 08/22/2010, Strike Price HKD 6.00) *	9,300	$1,189
		1,985

Switzerland - 0.00%
Precious Woods Holding AG (Expiration Date 10/31/2008, Strike Price CHF 82.00) *	459	209
TOTAL WARRANTS (Cost $3,707)		$2,469

RIGHTS - 0.04%
Austria - 0.00%
Austrian Airlines AG	13,651	0
France - 0.00%
LVL Medical Groupe SA (Expiration Date 06/02/2008, Strike Price EUR 1.00) *	3,125	46
Stef-TFE Group (Expiration Date 07/09/2008, Strike Price EUR 221.00) *	3,091	45
		91

Hong Kong - 0.00%
Burwill Holdings, Ltd. (Expiration Date 09/04/2008, Strike Price HKD 0.15) *	716,400	1,560

Singapore - 0.00%
Metro Holdings, Ltd. (Expiration Date 09/11/2008, Strike Price SGD 0.07) *	11,800	5,080

Sweden - 0.01%
RNB Retail & Brands AB (Expiration Date 09/18/2008, Strike Price SEK 6.00) *	20,600	22,195

Switzerland - 0.03%
Berner Kantonalbank (Expiration Date 08/19/2008, Strike Price CHF 100.00) *	1,072	129,479
TOTAL RIGHTS (Cost $40,628)		$158,405

SHORT TERM INVESTMENTS - 0.99%
John Hancock Cash Investment Trust, 2.5657% (c)(i)	$4,015,816	$4,015,816
TOTAL SHORT TERM INVESTMENTS (Cost $4,015,816)		$4,015,816

International Small Company Fund (continued)
	Shares or Principal Amount	Value
REPURCHASE AGREEMENTS - 1.02%
Repurchase Agreement with State Street Corp. dated 08/29/2008 at 1.70% to be repurchased at $4,109,776 on 09/02/2008, collateralized by $4,130,000 Federal Farm Credit Bank, 5.375% due 03/11/2019 (valued at $4,191,950, including interest)	$4,109,000	$4,109,000
TOTAL REPURCHASE AGREEMENTS (Cost $4,109,000)		$4,109,000
Total Investments (International Small Company Fund) (Cost $480,673,757) - 101.36%		$409,919,912
Liabilities in Excess of Other Assets - (1.36)%		(5,486,199)
TOTAL NET ASSETS - 100.00%		$404,433,713

The portfolio had the following five top industry concentrations as of August 31, 2008 (as a percentage of total net assets):

Building Materials & Construction	5.49%
Banking	4.72%
Food & Beverages	4.33%
Business Services	4.23%
Crude Petroleum & Natural Gas	4.05%

International Value Fund
	Shares or Principal Amount	Value
COMMON STOCKS - 95.83%

Austria - 1.03%
Telekom Austria AG	685,030	$14,724,424
Belgium - 0.99%
Belgacom SA	353,860	14,090,387
Canada - 0.47%
Biovail Corp.	606,300	6,623,733
China - 0.36%
China Telecom Corp., Ltd. (a)	10,143,589	5,161,958
Finland - 1.76%
Stora Enso Oyj, Series R	1,041,000	10,430,341
UPM-Kymmene Oyj	853,141	14,576,423
		25,006,764
France - 10.72%
AXA Group SA	863,786	27,561,201
France Telecom SA	1,397,501	41,205,269
Sanofi-Aventis SA	518,966	36,818,323
Thomson SA *	1,725,060	8,002,498
Total SA	375,252	26,956,651
Vivendi SA	315,560	12,191,026
		152,734,968
Germany - 7.41%
Bayerische Motoren Werke (BMW) AG	326,524	13,358,208
Deutsche Post AG	667,551	15,634,067
Infineon Technologies AG *	1,624,750	13,850,057

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Germany (continued)
Muenchener Rueckversicherungs- Gesellschaft AG	122,646	$19,041,633
SAP AG	394,750	22,117,684
Siemens AG	199,739	21,681,182
		105,682,831
Hong Kong - 1.46%
Hutchison Whampoa, Ltd.	2,243,620	20,828,502
Israel - 1.78%
Check Point Software Technologies, Ltd. *	1,038,260	25,426,987
Italy - 3.57%
Autogrill SpA (a)	546,133	6,796,215
Eni SpA	692,850	22,474,180
Mediaset SpA	943,260	6,848,380
UniCredito Italiano SpA	2,742,038	14,753,958
		50,872,733
Japan - 6.65%
Aiful Corp.	427,399	3,454,369
Mitsubishi UFJ Financial Group, Inc.	1,716,800	13,049,498
NGK Spark Plug Company, Ltd.	984,000	10,873,966
Olympus Optical Company, Ltd.	298,000	9,681,952
Promise Company, Ltd.	264,600	5,930,157
Sony Corp.	429,514	16,419,406
Toyota Motor Corp.	230,400	10,280,077
USS Company, Ltd.	364,570	25,078,512
		94,767,937
Netherlands - 5.38%
ING Groep NV	1,063,792	33,141,717
Koninklijke (Royal) Philips Electronics NV	537,666	17,468,836
Randstad Holdings NV	134,900	4,136,464
Reed Elsevier NV	1,312,088	21,938,227
		76,685,244
Norway - 2.22%
Aker Kvaerner ASA	230,850	5,281,629
Norske Skogindustrier ASA * (a)	1,791,884	9,769,868
Telenor ASA	1,054,271	16,569,826
		31,621,323
Singapore - 2.94%
Flextronics International, Ltd. *	1,590,010	14,182,889
Singapore Telecommunications, Ltd. (a)	6,653,000	16,420,053
Venture Corp., Ltd.	1,614,840	11,341,944
		41,944,886
South Korea - 3.16%
Kookmin Bank, SADR	218,431	11,970,019
KT Corp., SADR	181,994	3,705,398
Samsung Electronics Company, Ltd., GDR (h)	125,064	29,390,040
		45,065,457
Spain - 1.80%
Telefonica SA	1,037,699	25,639,996
Sweden - 2.30%
Ericsson (LM), Series B	1,652,914	18,868,442
Niscayah Group AB	2,955,338	5,315,916

International Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Sweden (continued)
Securitas AB, Series B	634,218	$8,569,928
		32,754,286
Switzerland - 6.23%
Adecco SA	488,160	22,905,398
Nestle SA	426,070	18,772,468
Novartis AG	422,850	23,556,348
Swiss Re	203,243	12,501,152
UBS AG *	511,498	11,117,975
		88,853,341
Taiwan - 6.69%
Chunghwa Telecom Company, Ltd., ADR *	845,469	20,916,903
Compal Electronics, Inc., GDR (h)	3,013,359	13,198,512
Lite-On Technology Corp., GDR	1,154,110	11,417,378
Lite-On Technology Corp.	6,360,462	6,248,816
Mega Financial Holding Company, Ltd.	38,983,000	24,512,490
Taiwan Semiconductor Manufacturing Company, Ltd.	10,340,874	19,046,156
		95,340,255
United Kingdom - 26.88%
Aviva PLC	1,769,560	16,518,059
BAE Systems PLC	834,663	7,284,614
BP PLC	3,265,112	31,382,889
British Sky Broadcasting Group PLC	1,617,666	13,706,258
Centrica PLC	3,023,272	17,997,372
Compass Group PLC	3,316,857	22,073,338
GlaxoSmithKline PLC	1,558,185	36,665,407
Group 4 Securicor PLC	6,683,810	28,364,053
HBOS PLC	613,360	3,510,846
HSBC Holdings PLC	1,872,430	29,462,190
Kingfisher PLC	7,858,650	18,982,575
Marks & Spencer Group PLC	1,058,540	5,044,638
Old Mutual PLC	8,894,342	15,730,435
Pearson PLC	1,325,436	16,370,766
Persimmon PLC	2,419,510	16,377,560
Reed Elsevier PLC	106,368	1,215,684
Rentokil Initial PLC	5,303,917	7,012,481
Royal Bank of Scotland Group PLC	5,620,499	23,904,407
Royal Dutch Shell PLC, B Shares	797,033	27,407,182
Tesco PLC	1,125,680	7,802,502
Unilever PLC	239,731	6,430,088
Vodafone Group PLC	11,707,036	29,917,836
		383,161,180
United States - 2.03%
ACE, Ltd. *	405,496	21,333,145
Invesco, Ltd.	299,056	7,664,805
		28,997,950
TOTAL COMMON STOCKS (Cost $1,531,356,093)		$1,365,985,142

SHORT TERM INVESTMENTS - 4.86%
John Hancock Cash Investment Trust, 2.5657% (c)(i)	$22,754,432	$22,754,432

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

International Value Fund (continued)
	Shares or Principal Amount	Value
SHORT TERM INVESTMENTS (continued)
Paribas Corp. 2.02% due 09/02/2008	$46,515,000	$46,515,000
TOTAL SHORT TERM INVESTMENTS (Cost $69,269,432)		$69,269,432
Total Investments (International Value Fund) (Cost $1,600,625,525) - 100.69%		$1,435,254,574
Liabilities in Excess of Other Assets - (0.69)%		(9,822,579)
TOTAL NET ASSETS - 100.00%		$1,425,431,995

The portfolio had the following five top industry concentrations as of August 31, 2008 (as a percentage of total net assets):

Telecommunications Equipment & Services	14.54%
Insurance	10.23%
Electronics	6.79%
Financial Services	5.77%
Pharmaceuticals	5.62%

Investment Quality Bond Fund
	Shares or Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 31.94%

Treasury Inflation Protected
Securities (d) - 7.89%
2.375% due 04/15/2011 to 01/15/2025	$15,424,738	$15,972,841
U.S. Treasury Bonds - 17.81%
6.00% due 02/15/2026	1,850,000	2,200,488
6.25% due 08/15/2023	1,575,000	1,899,105
7.25% due 08/15/2022	1,375,000	1,794,161
7.875% due 02/15/2021	9,250,000	12,490,386
8.125% due 08/15/2021	1,600,000	2,211,750
8.125% due 08/15/2019 ****	3,060,000	4,141,759
8.75% due 08/15/2020	7,285,000	10,390,799
8.875% due 02/15/2019	662,000	932,282
		36,060,730
U.S. Treasury Notes - 6.24%
6.50% due 02/15/2010	11,900,000	12,641,894
TOTAL U.S. TREASURY OBLIGATIONS (Cost $62,089,364)		$64,675,465

U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.29%
Federal Home Loan Bank - 1.04%
5.80% due 09/02/2008	2,105,000	2,105,599
Federal Home Loan Mortgage Corp. - 1.43%
4.00% due 11/15/2019	135,265	124,907
5.00% due 03/01/2019 to 12/01/2019	628,157	629,710
6.50% due 04/01/2029 to 08/01/2034	24,625	25,489
6.625% due 09/15/2009	2,030,000	2,105,787
7.50% due 06/01/2010 to 05/01/2028	6,722	7,151
		2,893,044
Federal National Mortgage
Association - 3.64%
4.654% due 05/01/2013	179,620	179,642

Investment Quality Bond Fund (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)

Federal National Mortgage
Association (continued)
4.86% due 01/01/2015	$2,892,806	$2,864,131
4.917% due 02/01/2013	261,475	264,546
5.00% due 03/01/2019 to 06/01/2019	1,233,331	1,239,562
5.50% due 08/01/2035 to 11/01/2035	1,192,705	1,181,057
5.629% due 12/01/2011	206,496	212,509
5.953% due 11/01/2011	124,859	130,210
6.055% due 05/01/2012	168,287	175,602
6.085% due 10/01/2011	142,709	148,325
6.095% due 03/01/2012	84,885	89,129
6.50% due 09/01/2031	106	111
6.625% due 09/15/2009	850,000	881,716
7.00% due 06/01/2029	396	414
		7,366,954
Government National Mortgage
Association - 0.14%
6.00% due 09/15/2008 to 04/15/2035	74,997	76,792
6.50% due 06/15/2028 to 08/15/2034	52,492	54,774
7.00% due 11/15/2031 to 10/15/2034	144,225	152,315
8.00% due 07/15/2030 to 10/15/2030	3,527	3,837
		287,718
Housing & Urban Development - 0.04%
7.498% due 08/01/2011	81,000	83,908
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $12,784,124)		$12,737,223

FOREIGN GOVERNMENT OBLIGATIONS - 0.86%
Brazil - 0.86%
Federative Republic of Brazil 6.00% due 08/15/2010	BRL	800,000	823,447
10.00% due 01/01/2017		1,750,000	909,055
			1,732,502

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $1,699,345)		$1,732,502

CORPORATE BONDS - 39.10%
Advertising - 0.00%
R.H. Donnelley Corp.
6.875% due 01/15/2013	$5,000	2,750
R.H. Donnelley Corp., Series A-2
6.875% due 01/15/2013	10,000	5,500
		8,250
Aerospace - 0.06%
Goodrich Corp.
7.10% due 11/15/2027	115,000	122,229
Agriculture - 0.33%
Cargill, Inc.
5.60% due 09/15/2012 (h)	635,000	642,507
Case New Holland, Inc.
7.125% due 03/01/2014	10,000	9,725
Mosaic Company
7.375% due 12/01/2014 (h)	5,000	5,171
7.625% due 12/01/2016 (h)	5,000	5,258
		662,661

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Air Travel - 0.31%
American Airlines Pass Through Trust 2003-01
3.857% due 01/09/2012	$18,532	$17,058
Continental Airlines, Inc., Series 974A
6.90% due 01/02/2018	108,989	95,910
Continental Airlines, Inc., Series 981A
6.648% due 09/15/2017	218,634	194,585
Continental Airlines, Inc., Series A
5.983% due 04/19/2022	30,000	24,525
Continental Airlines, Inc., Series ERJ1
9.798% due 04/01/2021	13,449	9,414
Southwest Airlines Company, Series 07-1
6.15% due 08/01/2022	299,690	285,190
		626,682
Aluminum - 0.03%
Alcan, Inc.
6.45% due 03/15/2011	59,000	61,163
Novelis, Inc.
7.25% due 02/15/2015	3,000	2,782
		63,945
Auto Parts - 0.03%
TRW Automotive, Inc.
7.00% due 03/15/2014 (h)	75,000	66,000
Auto Services - 0.01%
Avis Budget Car Rental LLC
7.625% due 05/15/2014	15,000	10,650
KAR Holdings, Inc.
10.00% due 05/01/2015	10,000	8,425
United Rentals North America, Inc.
6.50% due 02/15/2012	10,000	8,925
		28,000
Automobiles - 0.09%
DaimlerChrysler NA Holding Corp.
8.50% due 01/18/2031	175,000	179,950
Banking - 3.64%
Bank of America Corp.
4.375% due 12/01/2010	436,000	437,260
5.42% due 03/15/2017	1,800,000	1,600,006
5.65% due 05/01/2018	125,000	115,314
Chase Manhattan Corp.
7.00% due 11/15/2009	135,000	138,758
Citicorp
6.375% due 11/15/2008	231,000	231,997
First Republic Bank of San Francisco
7.75% due 09/15/2012	111,000	112,387
First Union National Bank
7.80% due 08/18/2010	350,000	357,480
HBOS PLC
6.00% due 11/01/2033 (h)	210,000	152,150
6.75% due 05/21/2018 (h)	175,000	158,050
HSBC Bank USA NA, BKNT
7.00% due 01/15/2039	250,000	247,987
HSBC Holdings PLC
6.80% due 06/01/2038	850,000	804,433
National Australia Bank, Ltd.
8.60% due 05/19/2010	23,000	24,190

Investment Quality Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Banking (continued)
NBD Bancorp
8.25% due 11/01/2024	$270,000	$304,056
Republic New York Corp.
9.50% due 04/15/2014	135,000	144,934
Royal Bank of Scotland Group PLC
6.40% due 04/01/2009	696,000	703,543
RSHB Capital SA for OJSC Russian Agricultural
Bank
6.299% due 05/15/2017 (h)	165,000	146,520
7.125% due 01/14/2014 (h)	130,000	126,659
7.175% due 05/16/2013	250,000	245,425
Sanwa Bank, Ltd., New York Branch
7.40% due 06/15/2011	300,000	317,487
Sovereign Bancorp, Inc.
4.80% due 09/01/2010	30,000	26,722
VTB Capital SA
6.25% due 07/02/2035 (h)	150,000	133,313
Wachovia Corp.
5.75% due 06/15/2017	385,000	327,576
Wachovia Corp., MTN
5.50% due 05/01/2013	570,000	523,356
		7,379,603
Broadcasting - 0.60%
British Sky Broadcasting Group PLC
5.625% due 10/15/2015 (h)	131,000	125,519
CanWest Media, Inc.
8.00% due 09/15/2012	10,000	8,588
Clear Channel Communications, Inc.
7.65% due 09/15/2010	400,000	382,000
Liberty Media Corp.
5.70% due 05/15/2013	4,000	3,528
7.75% due 07/15/2009	90,000	91,020
7.875% due 07/15/2009	9,000	9,108
8.25% due 02/01/2030	2,000	1,690
News America Holdings, Inc.
7.75% due 01/20/2024	453,000	487,428
News America, Inc.
5.30% due 12/15/2014	100,000	98,812
		1,207,693
Building Materials & Construction - 0.07%
D.R. Horton, Inc.
9.75% due 09/15/2010	14,000	13,720
K Hovnanian Enterprises, Inc.
11.50% due 05/01/2013 (h)	10,000	10,213
SCL Terminal Aereo Santiago SA
6.95% due 07/01/2012 (h)	108,823	114,867
Texas Industries, Inc.
7.25% due 07/15/2013	10,000	9,350
		148,150
Business Services - 0.07%
Deluxe Corp.
7.375% due 06/01/2015	50,000	43,375
Harland Clarke Holdings Corp.
9.50% due 05/15/2015	5,000	3,925
IKON Office Solutions, Inc.
7.75% due 09/15/2015	5,000	5,388

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Business Services (continued)
Sungard Data Systems, Inc.
9.125% due 08/15/2013	$13,000	$13,195
Thomson Reuters Corp.
6.50% due 07/15/2018	75,000	75,950
		141,833
Cable & Television - 2.56%
Cablevision Systems Corp., Series B
8.00% due 04/15/2012	13,000	12,870
Comcast Corp.
5.70% due 05/15/2018	275,000	261,335
5.85% due 11/15/2015	600,000	587,755
Cox Communications, Inc.
5.875% due 12/01/2016 (h)	350,000	342,926
7.125% due 10/01/2012	458,000	481,069
CSC Holdings, Inc.
7.625% due 07/15/2018	21,000	19,530
DirecTV Holdings LLC
6.375% due 06/15/2015	15,000	14,137
HSN, Inc.
11.25% due 08/01/2016 (h)	5,000	5,062
LIN Television Corp.
6.50% due 05/15/2013	5,000	4,100
LIN Television Corp., Series B
6.50% due 05/15/2013	7,000	5,740
Mediacom Broadband LLC
8.50% due 10/15/2015	27,000	24,638
Mediacom LLC/Mediacom Capital Corp.
7.875% due 02/15/2011	5,000	4,737
Quebecor Media, Inc.
7.75% due 03/15/2016	15,000	14,100
7.75% due 03/15/2016	5,000	4,700
Rogers Cable, Inc.
6.25% due 06/15/2013	130,000	132,279
Shaw Communications, Inc.
8.25% due 04/11/2010	4,000	4,105
Sinclair Broadcast Group, Inc.
8.00% due 03/15/2012	3,000	2,932
TCI Communications, Inc.
7.875% due 02/15/2026	150,000	157,815
8.75% due 08/01/2015	183,000	199,608
Time Warner Cable, Inc.
5.85% due 05/01/2017	815,000	777,978
6.55% due 05/01/2037	150,000	138,257
Time Warner Companies, Inc.
7.25% due 10/15/2017	60,000	60,136
Time Warner, Inc.
6.75% due 04/15/2011	150,000	153,500
7.70% due 05/01/2032	602,000	607,281
Viacom, Inc.
6.125% due 10/05/2017	600,000	564,556
6.25% due 04/30/2016	252,000	240,000
6.625% due 05/15/2011	175,000	175,740
7.875% due 07/30/2030	195,000	177,585
		5,174,471
Cellular Communications - 0.47%
AT&T Wireless Services, Inc.
7.875% due 03/01/2011	94,000	100,548
8.125% due 05/01/2012	56,000	61,540

Investment Quality Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Cellular Communications (continued)
AT&T Wireless Services, Inc. (continued)
8.75% due 03/01/2031	$397,000	$474,206
Cingular Wireless LLC
7.125% due 12/15/2031	67,000	68,583
Rogers Wireless, Inc.
9.625% due 05/01/2011	27,000	29,771
Vodafone Group PLC
7.75% due 02/15/2010	211,000	220,762
		955,410
Chemicals - 0.35%
Agrium, Inc.
7.125% due 05/23/2036	225,000	239,369
Cytec Industries, Inc.
4.60% due 07/01/2013	170,000	160,347
5.50% due 10/01/2010	105,000	104,957
6.00% due 10/01/2015	200,000	195,698
IMC Global, Inc.
7.30% due 01/15/2028	3,000	2,898
Terra Capital, Inc., Series B
7.00% due 02/01/2017	5,000	4,862
		708,131
Coal - 0.06%
Peabody Energy Corp.
6.875% due 03/15/2013	11,000	11,137
7.375% due 11/01/2016	100,000	103,000
		114,137
Commercial Services - 0.01%
Aramark Services, Inc.
8.50% due 02/01/2015	15,000	15,112
Rental Service Corp.
9.50% due 12/01/2014	10,000	8,000
Ticketmaster
10.75% due 08/01/2016 (h)	5,000	5,125
		28,237
Computers & Business Equipment - 0.16%
Unisys Corp.
6.875% due 03/15/2010	10,000	9,525
Xerox Corp.
5.50% due 05/15/2012	170,000	168,854
6.40% due 03/15/2016	125,000	123,429
7.20% due 04/01/2016	15,000	15,249
		317,057
Containers & Glass - 0.08%
Owens-Brockway Glass Container, Inc.
8.25% due 05/15/2013	16,000	16,480
Pactiv Corp.
5.875% due 07/15/2012	135,000	134,775
Stone Container Finance
7.375% due 07/15/2014	5,000	4,025
		155,280
Correctional Facilities - 0.05%
Corrections Corp. of America
6.25% due 03/15/2013	10,000	9,800
6.75% due 01/31/2014	100,000	99,250
		109,050

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Crude Petroleum & Natural Gas - 0.61%
Atmos Energy Corp.
6.35% due 06/15/2017	$75,000	$73,932
Burlington Resources Finance Company
7.40% due 12/01/2031	309,000	353,459
Canadian Natural Resources, Ltd.
5.15% due 02/01/2013	150,000	149,281
6.45% due 06/30/2033	37,000	35,377
Chesapeake Energy Corp.
6.50% due 08/15/2017	20,000	18,600
6.625% due 01/15/2016	97,000	90,937
7.50% due 09/15/2013	3,000	3,030
7.625% due 07/15/2013	10,000	10,125
EnCana Corp.
5.90% due 12/01/2017	450,000	441,674
OPTI Canada, Inc.
7.875% due 12/15/2014	10,000	9,887
PetroHawk Energy Corp.
9.125% due 07/15/2013	15,000	14,925
Plains Exploration & Production Company
7.75% due 06/15/2015	10,000	9,525
SandRidge Energy, Inc.
8.00% due 06/01/2018 (h)	5,000	4,688
Southwestern Energy Company
7.50% due 02/01/2018 (h)	10,000	10,225
		1,225,665
Domestic Oil - 0.18%
Delta Petroleum Corp.
7.00% due 04/01/2015	25,000	19,625
Motiva Enterprises LLC
5.20% due 09/15/2012 (h)	148,000	151,405
Range Resources Corp.
7.50% due 05/15/2016	10,000	9,900
Valero Energy Corp.
8.75% due 06/15/2030	162,000	171,455
Whiting Petroleum Corp.
7.00% due 02/01/2014	3,000	2,850
7.25% due 05/01/2013	3,000	2,880
		358,115
Drugs & Health Care - 0.01%
Allegiance Corp.
7.00% due 10/15/2026	13,000	13,038
Rite Aid Corp.
10.375% due 07/15/2016	5,000	4,788
		17,826
Electrical Utilities - 3.85%
Carolina Power & Light Company
6.50% due 07/15/2012	456,000	479,369
CenterPoint Energy, Inc.
6.50% due 05/01/2018	560,000	547,639
CMS Energy Corp.
8.50% due 04/15/2011	4,000	4,206
Commonwealth Edison Company
5.95% due 08/15/2016	125,000	124,729
6.15% due 03/15/2012	92,000	94,718
Dominion Resources, Inc.
6.40% due 06/15/2018	395,000	406,105
7.00% due 06/15/2038	150,000	154,412

Investment Quality Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Electrical Utilities (continued)
Duke Energy Corp.
5.65% due 06/15/2013	$600,000	$609,421
Dynegy Holdings, Inc.
7.125% due 05/15/2018	15,000	13,050
Edison Mission Energy
7.75% due 06/15/2016	20,000	20,000
Enel Finance International SA
6.80% due 09/15/2037 (h)	555,000	564,332
Exelon Generation Company, LLC
6.95% due 06/15/2011	185,000	192,137
Georgia Power Company
5.25% due 12/15/2015	600,000	599,447
Israel Electric Corp., Ltd.
7.25% due 01/15/2019 (h)	475,000	479,621
Midamerican Energy Holdings
6.125% due 04/01/2036	250,000	237,481
New York State Electric & Gas Corp.
5.75% due 05/01/2023	74,000	68,679
Northern States Power Company
6.25% due 06/01/2036	125,000	125,511
6.50% due 03/01/2028	67,000	69,117
NSTAR
8.00% due 02/15/2010	270,000	285,375
Ohio Edison Company
6.875% due 07/15/2036	150,000	143,842
Old Dominion Electric Cooperative
6.25% due 06/01/2011	141,000	145,188
Potomac Electric Power Company
6.50% due 11/15/2037	250,000	247,772
PSEG Power LLC
8.625% due 04/15/2031	154,000	186,855
Puget Sound Energy, Inc.
7.00% due 03/09/2029	54,000	55,413
Reliant Energy, Inc.
6.75% due 12/15/2014	10,000	10,075
Southern California Edison Company
6.00% due 01/15/2034	326,000	325,634
Taqa Abu Dhabi National Energy Company
6.50% due 10/27/2036 (h)	475,000	416,192
TXU Corp., Series P
5.55% due 11/15/2014	26,000	20,275
Union Electric Company
6.40% due 06/15/2017	950,000	942,724
Wisconsin Electric Power Company
6.50% due 06/01/2028	94,000	96,439
Wisconsin Energy Corp.
6.20% due 04/01/2033	138,000	135,973
		7,801,731
Electronics - 0.11%
Avnet, Inc.
6.625% due 09/15/2016	200,000	197,734
L-3 Communications Corp., Series B
6.375% due 10/15/2015	10,000	9,575
Sanmina-SCI Corp.
5.5262% due 06/15/2010 (b)(h)	9,000	8,910
		216,219

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Energy - 0.36%
Abu Dhabi National Energy Company
5.875% due 10/27/2016 (h)	$110,000	$103,155
Aquila, Inc.
7.95 due 02/01/2011	10,000	10,360
11.875% due 07/01/2012	20,000	23,200
Dynegy Holdings, Inc.
8.375% due 05/01/2016	10,000	9,787
Midamerican Funding LLC
6.75% due 03/01/2011	260,000	275,081
Mirant North America LLC
7.375% due 12/31/2013	20,000	19,850
Nevada Power Company
6.50% due 08/01/2018	150,000	152,573
NRG Energy, Inc.
7.25% due 02/01/2014	25,000	24,656
7.375% due 01/15/2017	5,000	4,887
XTO Energy, Inc.
6.75% due 08/01/2037	120,000	113,183
		736,732
Financial Services - 10.11%
AGFC Capital Trust I
6.00% due 01/15/2067 (b)(h)	170,000	114,616
American Financial Group, Inc.
7.125% due 04/15/2009	245,000	248,498
American General Finance Corp.
5.375% due 10/01/2012	154,000	133,619
Arch Western Finance LLC
6.75% due 07/01/2013	26,000	25,935
Associates Corp. of North America
8.55% due 07/15/2009	81,000	83,531
Bear Stearns Companies, Inc.
5.35% due 02/01/2012	80,000	79,518
6.40% due 10/02/2017	105,000	103,219
6.95% due 08/10/2012	345,000	358,345
Capital One Capital IV
6.745% due 02/17/2037 (b)	125,000	86,195
Capmark Financial Group, Inc.
5.875% due 05/10/2012	330,000	212,964
6.30% due 05/10/2017	90,000	53,100
CIT Group, Inc.
5.00% due 02/01/2015	300,000	211,219
7.625% due 11/30/2012	300,000	254,653
Citigroup Capital XXI
8.30% due 12/21/2057 (b)	370,000	333,990
Citigroup, Inc.
4.875% due 05/07/2015	286,000	257,762
5.50% due 08/27/2012	900,000	871,410
6.50% due 08/19/2013	600,000	600,655
6.875% due 03/05/2038	425,000	409,701
Countrywide Financial Corp.
4.50% due 06/15/2010	70,000	65,951
5.80% due 06/07/2012	135,000	122,195
Discover Financial Services
6.45% due 06/12/2017	300,000	222,714
Equitable Companies, Inc.
7.00% due 04/01/2028	235,000	228,172
Erac USA Finance Company
8.00% due 01/15/2011 (h)	534,000	544,654

Investment Quality Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Financial Services (continued)
Farmers Exchange Capital
7.05% due 07/15/2028 (h)	$350,000	$292,682
Ford Motor Credit Company
7.00% due 10/01/2013	21,000	15,215
GATX Financial Corp.
5.50% due 02/15/2012	200,000	201,089
General Electric Capital Corp.
4.80% due 05/01/2013	475,000	469,683
6.125% due 02/22/2011	67,000	70,247
6.75% due 03/15/2032	934,000	943,890
General Motors Acceptance Corp.
8.00% due 11/01/2031	30,000	16,180
Goldman Sachs Group, Inc.
5.45% due 11/01/2012	340,000	338,573
6.15% due 04/01/2018	750,000	717,425
6.75% due 10/01/2037	1,615,000	1,420,963
6.875% due 01/15/2011	208,000	215,837
International Lease Finance Corp.
5.625% due 09/15/2010	170,000	161,137
5.875% due 05/01/2013	250,000	219,796
6.375% due 03/25/2013	145,000	129,670
Janus Capital Group, Inc.
6.25% due 06/15/2012	100,000	96,851
JP Morgan Chase & Company
5.15% due 10/01/2015	200,000	188,826
5.375% due 10/01/2012	760,000	754,058
6.00% due 01/15/2018	555,000	537,452
JP Morgan Chase Capital XV
5.875% due 03/15/2035	567,000	439,327
Lazard Group LLC
6.85% due 06/15/2017	660,000	567,461
Lehman Brothers Holdings, Inc.
7.00% due 09/27/2027	635,000	566,223
7.50% due 05/11/2038	280,000	247,965
Lehman Brothers Holdings, Inc., MTN
6.20% due 09/26/2014	900,000	843,068
Merrill Lynch & Company, Inc.
5.45% due 02/05/2013	150,000	139,895
6.40% due 08/28/2017	740,000	671,273
7.75% due 05/14/2038	325,000	291,743
Merrill Lynch & Company, Inc., MTN
6.875% due 04/25/2018	425,000	391,429
Mizuho Financial Group, Cayman, Ltd.
5.79% due 04/15/2014 (h)	246,000	246,490
Morgan Stanley
4.75% due 04/01/2014	401,000	352,088
5.55% due 04/27/2017	225,000	197,519
6.25% due 08/28/2017	720,000	655,339
6.75% due 04/15/2011	106,000	107,958
Morgan Stanley Dean Witter
6.60% due 04/01/2012	315,000	316,541
Morgan Stanley, MTN
6.625% due 04/01/2018	675,000	627,158
NiSource Finance Corp.
6.40% due 03/15/2018	200,000	191,009
Sun Canada Financial Company
7.25% due 12/15/2015 (h)	229,000	259,909
Sunamerica, Inc.
8.125% due 04/28/2023	135,000	139,972

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Financial Services (continued)
United States Bancorp Oregon
7.50% due 06/01/2026	$750,000	$806,097
		20,470,654
Food & Beverages - 1.04%
Cia Brasileira de Bebidas
8.75% due 09/15/2013	285,000	322,050
ConAgra Foods, Inc.
5.819% due 06/15/2017	74,000	72,792
6.75% due 09/15/2011	46,000	47,686
Dr Pepper Snapple Group, Inc.
6.82% due 05/01/2018	100,000	101,827
General Mills, Inc.
5.20% due 03/17/2015	190,000	186,631
Kellogg Company
4.25% due 03/06/2013	140,000	137,357
Kraft Foods, Inc.
5.625% due 11/01/2011	160,000	162,488
6.125% due 02/01/2018	150,000	147,314
6.50% due 11/01/2031	266,000	249,674
6.875% due 02/01/2038	250,000	244,581
SABMiller PLC
6.20% due 07/01/2011 (h)	300,000	310,274
Smithfield Foods, Inc., Series B
7.75% due 05/15/2013	10,000	9,300
Tyson Foods, Inc.
6.85% due 04/01/2016	125,000	117,857
		2,109,831
Forest Products - 0.18%
Weyerhaeuser Company
6.75% due 03/15/2012	308,000	316,537
7.95% due 03/15/2025	40,000	41,275
		357,812
Funeral Services - 0.00%
Service Corp. International
7.625% due 10/01/2018	10,000	9,600
Gas & Pipeline Utilities - 0.55%
CenterPoint Energy Resources Corp.
6.125% due 11/01/2017	125,000	120,423
El Paso Corp.
7.00% due 06/15/2017	10,000	9,798
El Paso Natural Gas Company
5.95% due 04/15/2017	25,000	23,764
Kinder Morgan Energy Partners LP
7.125% due 03/15/2012	208,000	217,905
Kinder Morgan Finance Company
5.70% due 01/05/2016	20,000	18,525
NGPL PipeCo LLC
6.514% due 12/15/2012 (h)	675,000	684,751
Williams Companies, Inc.
7.125% due 09/01/2011	13,000	13,455
8.125% due 03/15/2012	26,000	27,625
		1,116,246
Healthcare Products - 0.01%
Universal Hospital Services, Inc.
8.50% due 06/01/2015	10,000	9,950

Investment Quality Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Healthcare Services - 0.27%
DaVita, Inc.
6.625% due 03/15/2013	$2,000	$1,950
7.25% due 03/15/2015	2,000	1,967
UnitedHealth Group, Inc.
6.00% due 02/15/2018	575,000	550,617
		554,534
Homebuilders - 0.31%
Centex Corp.
7.875% due 02/01/2011	59,000	55,755
D.R. Horton, Inc.
7.875% due 08/15/2011	370,000	351,500
Pulte Homes, Inc.
7.875% due 08/01/2011	100,000	97,500
8.125% due 03/01/2011	125,000	123,125
		627,880
Hotels & Restaurants - 0.03%
Buffalo Thunder Development Authority
9.375% due 12/15/2014 (h)	20,000	11,200
Wyndham Worldwide Corp.
6.00% due 12/01/2016	60,000	51,677
		62,877
Household Products - 0.17%
Procter & Gamble, Series A
9.36% due 01/01/2021	274,572	340,530
Industrials - 0.01%
Airgas, Inc.
7.125% due 10/01/2018 (h)	10,000	10,100
Insurance - 2.94%
ACE Capital Trust II
9.70% due 04/01/2030	248,000	261,483
ACE INA Holdings, Inc.
5.70% due 02/15/2017	100,000	95,935
5.875% due 06/15/2014	125,000	125,925
AIG SunAmerica Global Financing X
6.90% due 03/15/2032 (h)	100,000	92,789
Allied World Assurance Holdings, Ltd.
7.50% due 08/01/2016	145,000	137,477
AXA SA
8.60% due 12/15/2030	250,000	237,686
Equitable Life Assurance Society
7.70% due 12/01/2015 (h)	250,000	270,307
Everest Reinsurance Holdings, Inc.
6.60% due 05/15/2037 (b)	495,000	341,561
8.75% due 03/15/2010	294,000	306,555
Fidelity National Title Group, Inc.
7.30% due 08/15/2011	26,000	27,027
Jackson National Life Insurance Company
8.15% due 03/15/2027 (h)	377,000	416,689
Liberty Mutual Insurance Company
7.697% due 10/15/2097 (h)	925,000	798,092
Metlife, Inc.
5.375% due 12/15/2012	150,000	148,689
Metropolitan Life Global Funding I
5.125% due 04/10/2013 (h)	335,000	331,957
Nationwide Mutual Insurance Company
8.25% due 12/01/2031 (h)	260,000	263,455

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Insurance (continued)
Navigators Group, Inc.
7.00% due 05/01/2016	$59,000	$56,781
Ohio National Life Insurance Company
8.50% due 05/15/2026 (h)	155,000	183,679
Premium Asset Trust
4.125% due 03/12/2009 (h)	87,000	22,342
Principal Life Global Funding I
5.125% due 10/15/2013 (h)	225,000	223,065
6.125% due 10/15/2033 (h)	108,000	100,001
Prudential Financial, Inc., MTN
5.15% due 01/15/2013	355,000	348,056
Reinsurance Group of America, Inc.
6.75% due 12/15/2011	135,000	136,348
Unitrin, Inc.
6.00% due 05/15/2017	350,000	293,823
UnumProvident Finance Company, PLC
6.85% due 11/15/2015 (h)	125,000	123,839
W.R. Berkley Corp.
5.125% due 09/30/2010	54,000	53,989
5.60% due 05/15/2015	263,000	242,549
Willis North America, Inc.
6.20% due 03/28/2017	340,000	316,261
		5,956,360
International Oil - 0.12%
Canadian Oil Sands, Ltd.
7.90% due 09/01/2021 (h)	135,000	143,263
Newfield Exploration Company
6.625% due 04/15/2016	10,000	9,312
Pioneer Natural Resources Company
6.65% due 03/15/2017	85,000	77,442
6.875% due 05/01/2018	15,000	13,630
		243,647
Leisure Time - 0.07%
AMC Entertainment, Inc.
11.00% due 02/01/2016	15,000	15,225
MGM Mirage, Inc.
6.00% due 10/01/2009	100,000	98,000
OED Corp./ Diamond Jo
8.75% due 04/15/2012	5,000	4,288
Seneca Gaming Corp.
7.25% due 05/01/2012	10,000	8,925
Station Casinos, Inc.
6.00% due 04/01/2012	5,000	3,487
Wynn Las Vegas Capital Corp.
6.625% due 12/01/2014	5,000	4,556
Wynn Las Vegas LLC
6.625% due 12/01/2014	9,000	8,201
		142,682
Liquor - 0.31%
Cia Brasileira de Bebidas
10.50% due 12/15/2011	80,000	92,100
Constellation Brands, Inc.
7.25% due 09/01/2016	15,000	14,700
7.25% due 05/15/2017	5,000	4,900
Miller Brewing Company
5.50% due 08/15/2013 (h)	390,000	394,018

Investment Quality Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Liquor (continued)
Molson Coors Capital Financial
4.85% due 09/22/2010	$117,000	$118,288
		624,006
Manufacturing - 0.40%
General Electric Company
5.25% due 12/06/2017	735,000	710,330
SPX Corp.
7.625% due 12/15/2014 (h)	10,000	10,275
Tyco International Group SA
6.75% due 02/15/2011	85,000	86,675
		807,280
Medical-Hospitals - 0.42%
Community Health Systems, Inc.
8.875% due 07/15/2015	10,000	10,100
HCA, Inc.
6.375% due 01/15/2015	20,000	16,500
7.875% due 02/01/2011	20,000	19,750
9.625% due 11/15/2016	20,000	20,175
Quest Diagnostics, Inc.
5.45% due 11/01/2015	275,000	264,865
6.95% due 07/01/2037	390,000	390,431
7.50% due 07/12/2011	100,000	106,014
Tenet Healthcare Corp.
9.875% due 07/01/2014	20,000	20,150
		847,985
Metal & Metal Products - 0.11%
Inco, Ltd.
5.70% due 10/15/2015	233,000	225,200
Mining - 0.17%
Corporacion Nacional Del Cobre de Chile - CODELCO
6.375% due 11/30/2012 (h)	300,000	317,878
Freeport-McMoRan Copper & Gold, Inc.
8.25% due 04/01/2015	5,000	5,250
8.375% due 04/01/2017	25,000	26,500
		349,628
Newspapers - 0.06%
News America Holdings, Inc.
9.25% due 02/01/2013	109,000	125,257
Paper - 0.32%
Georgia-Pacific Corp.
7.00% due 01/15/2015 (h)	30,000	27,975
International Paper Company
7.40% due 06/15/2014	505,000	512,143
Temple-Inland, Inc.
6.625% due 01/15/2018	125,000	109,457
		649,575
Petroleum Services - 0.14%
Halliburton Company
5.50% due 10/15/2010	192,000	199,104
Petroleum Export, Ltd.
5.265% due 06/15/2011 (h)	81,764	80,355
Pride International, Inc.
7.375% due 07/15/2014	5,000	5,075
		284,534

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Pharmaceuticals - 0.42%
AmerisourceBergen Corp. 5.875% due 09/15/2015	$670,000	$655,829
Elan Finance PLC/Elan Finance Corp. 7.75% due 11/15/2011	40,000	37,000
Medco Health Solutions, Inc. 7.125% due 03/15/2018	135,000	139,181
Omnicare, Inc.
6.75% due 12/15/2013	5,000	4,687
6.875% due 12/15/2015	5,000	4,700
		841,397

Publishing - 0.02%
Dex Media, Inc.
zero coupon, Step up to 9.00% on 11/15/2008 due 11/15/2013	7,000	4,060
8.00% due 11/15/2013	25,000	14,750
Scholastic Corp. 5.00% due 04/15/2013	35,000	29,225
		48,035

Railroads & Equipment - 0.00%
American Railcar Industries, Inc. 7.50% due 03/01/2014	5,000	4,625

Real Estate - 2.42%
AMB Property LP
5.45% due 12/01/2010	80,000	81,315
7.50% due 06/30/2018	106,000	110,955
AvalonBay Communities, Inc. 5.50% due 01/15/2012	150,000	146,954
Brandywine Operating Partnership 5.70% due 05/01/2017	335,000	283,938
Developers Diversified Realty Corp.
4.625% due 08/01/2010	55,000	53,382
5.00% due 05/03/2010	25,000	24,418
Duke Realty Corp. LP 5.25% due 01/15/2010	275,000	272,171
Equity One, Inc. 6.00% due 09/15/2017	235,000	196,460
Federal Realty Investment Trust, REIT 5.65% due 06/01/2016	55,000	51,699
Health Care Property Investors, Inc.
5.65% due 12/15/2013	350,000	317,040
5.95% due 09/15/2011	150,000	143,723
7.072 due 06/08/2015	67,000	64,112
Health Care Property Investors, Inc., REIT 6.00% due 03/01/2015	175,000	156,721
Healthcare Realty Trust, Inc. 8.125% due 05/01/2011	377,000	390,966
Kimco Realty Corp. 5.584% due 11/23/2015	125,000	112,853
Liberty Property LP
6.625% due 10/01/2017	100,000	93,339
7.25% due 03/15/2011	195,000	196,861
Realty Income Corp. 6.75% due 08/15/2019	550,000	507,587
Regency Centers LP 7.95% due 01/15/2011	319,000	324,968
Rouse Company LP 6.75% due 05/01/2013 (h)	15,000	12,466

Investment Quality Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Real Estate (continued)
Simon Property Group LP
5.30% due 05/30/2013	$450,000	$432,285
6.10% due 05/01/2016	150,000	146,448
United Dominion Realty Trust, Inc. 6.05% due 06/01/2013	200,000	197,116
Ventas Realty LP/Ventas Capital Corp.
6.625% due 10/15/2014	95,000	92,031
6.75% due 06/01/2010	2,000	2,010
7.125% due 06/01/2015	3,000	2,978
WEA Finance LLC 7.125% due 04/15/2018 (h)	250,000	239,287
Westfield Group 5.40% due 10/01/2012 (h)	250,000	237,522
		4,891,605

Retail Grocery - 0.09%
Kroger Company 6.75% due 04/15/2012	179,000	188,116

Retail Trade - 0.54%
CVS Caremark Corp. 6.943% due 01/10/2030 (h)	49,445	46,989
CVS Lease Pass Through Certificate 5.88% due 01/10/2028 (h)	342,710	327,262
Federated Department Stores, Inc. 6.90% due 04/01/2029	156,000	131,389
Lazy Days RV Center, Inc. 11.75% due 05/15/2012	9,000	4,500
Macys Retail Holdings, Inc. 5.875% due 01/15/2013	625,000	585,079
		1,095,219

Sanitary Services - 0.01%
Allied Waste North America, Inc. 6.50% due 11/15/2010	5,000	5,025
Allied Waste North America, Inc., Series B 5.75% due 02/15/2011	10,000	9,925
		14,950

Software - 0.14%
Fiserv, Inc. 6.125% due 11/20/2012	200,000	202,973
Intuit, Inc. 5.40% due 03/15/2012	75,000	74,717
		277,690

Steel - 0.32%
ArcelorMittal
5.375% due 06/01/2013 (h)	150,000	147,120
6.125% due 06/01/2018 (h)	500,000	480,851
International Steel Group, Inc. 6.50% due 04/15/2014	15,000	15,208
United States Steel Corp.
6.05% due 06/01/2017	5,000	4,598
7.00% due 02/01/2018	10,000	9,791
		657,568

Telecommunications Equipment & Services - 0.50%
Bellsouth Corp. 4.75% due 11/15/2012	302,000	300,031

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Telecommunications Equipment & Services (continued)
Citizens Communications Company 9.25% due 05/15/2011	$22,000	$22,770
GCI, Inc. 7.25% due 02/15/2014	15,000	13,275
SBC Communications, Inc.
5.625% due 06/15/2016	360,000	357,975
5.875% due 08/15/2012	150,000	155,067
Telefonica Europe BV 7.75% due 09/15/2010	150,000	158,128
		1,007,246

Telephone - 2.17%
Ameritech Capital Funding Corp. 6.45% due 01/15/2018	148,000	151,067
AT&T, Inc.
5.50% due 02/01/2018	180,000	175,303
6.30% due 01/15/2038	675,000	636,501
British Telecommunications PLC
5.15% due 01/15/2013	350,000	341,550
8.625% due 12/15/2010	156,000	167,462
Qwest Corp. 7.50% due 10/01/2014	25,000	23,187
Telecom Italia Capital SA
5.25% due 11/15/2013	325,000	303,865
6.00% due 09/30/2034	146,000	118,975
6.20% due 07/18/2011	675,000	689,822
Telefonica Emisones SAU 7.045% due 06/20/2036	275,000	279,246
Verizon Communications, Inc.
5.55% due 02/15/2016	570,000	559,303
6.40% due 02/15/2038	365,000	339,616
6.90% due 04/15/2038	275,000	272,300
8.75% due 11/01/2021	285,000	321,648
Windstream Corp. 8.625% due 08/01/2016	10,000	9,900
		4,389,745

Tobacco - 0.45%
Alliance One International, Inc. 11.00% due 05/15/2012	12,000	12,210
Philip Morris International, Inc. 5.65% due 05/16/2018	800,000	787,045
Reynolds American, Inc.
7.25% due 06/01/2013	95,000	98,755
7.30% due 07/15/2015	6,000	6,171
		904,181

Transportation - 0.13%
DP World, Ltd. 6.85% due 07/02/2037 (h)	310,000	255,574

Utility Service - 0.05%
PacifiCorp
6.35% due 07/15/2038	110,000	108,282
TOTAL CORPORATE BONDS (Cost $84,119,725)		$79,163,458

Investment Quality Bond Fund (continued)
	Shares or Principal Amount	Value
MUNICIPAL BONDS - 0.24%

California - 0.10%
Southern California Public Power Authority Project, Series B 6.93% due 05/15/2017	$175,000	$199,595

Florida - 0.07%
Miami Beach Florida Redevelopment Agency Tax Increment Revenue 8.95% due 12/01/2022	135,000	154,910

Indiana - 0.01%
Indiana Bond Bank Revenue 5.02% due 01/15/2016	15,000	14,535

Maryland - 0.02%
Maryland State Transportation Authority, Ltd. 5.84% due 07/01/2011	40,000	41,149

New Jersey - 0.01%
Jersey City, NJ, Municipal Utilities Authority 4.55% due 05/15/2012	20,000	18,925

New York - 0.03%
Sales Tax Asset Receivable Corp., Series B
4.25% due 10/15/2011	65,000	63,981
TOTAL MUNICIPAL BONDS (Cost $508,197)		$493,095

COLLATERALIZED MORTGAGE OBLIGATIONS - 8.72%
American Tower Trust, Series 2007-1A, Class AFX 5.4197% due 04/15/2037 (h)	300,000	286,035
Asset Securitization Corp., Series 1997-D5, Class A1D 6.85% due 02/14/2043	479,135	489,115
Banc of America Commercial Mortgage, Inc, Series 2006-2, Class A4 5.9293% due 05/10/2045 (b)	1,000,000	933,813
Banc of America Commercial Mortgage, Inc., Series 2002-PB2 Class A4 6.186% due 06/11/2035	405,797	414,111
Bear Stearns Commercial Mortgage Securities, Inc., Series 2003-T12, Class A4 4.68% due 08/13/2039	405,797	384,846
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A4A 4.871% due 09/11/2042	560,000	517,325
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM 5.9411% due 09/11/2038 (b)	500,000	440,667
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-T20, Class A4A 5.3001% due 10/12/2042 (b)	500,000	471,292
Chase Commercial Mortgage Securities Corp., Series 1998-2, Class A2 6.39% due 11/18/2030	92,428	92,370
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4 5.3994% due 07/15/2044 (b)	500,000	475,829
Commercial Mortgage Asset Trust, Series 1999-C1, Class A3 6.64% due 01/17/2032	282,824	284,892

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial Mortgage Pass Through Certificates, Series 2005-C6, Class A5A 5.116% due 06/10/2044 (b)	$500,000	$468,983
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4 5.9612% due 06/10/2046 (b)	500,000	470,052
Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4 5.609% due 02/15/2039 (b)	1,000,000	931,667
Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A3 5.467% due 09/15/2039	1,000,000	916,226
Crown Castle Towers LLC, Series 2005-1A, Class B 4.878% due 06/15/2035 (h)	375,000	367,463
CS First Boston Mortgage Securities Corp, Series 2003-C3, Class A5 3.936% due 05/15/2038	500,000	460,955
First Union - Chase Commercial Mortgage, Series 1999-C2, Class A2 6.645% due 06/15/2031	233,373	234,426
General Electric Capital Assurance Company, Series 2003-1, Class A5 5.7426% due 05/12/2035 (b)(h)	89,275	84,868
Government National Mortgage Association, Series 2006-38, Class XS 4.7844% IO due 09/16/2035 (b)	73,664	8,353
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A5 5.224% due 04/10/2037 (b)	500,000	471,323
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4 5.553% due 04/10/2038 (b)	1,000,000	929,583
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4 5.56% due 11/10/2039 (b)	1,200,000	1,107,128
JP Morgan Chase Commercial Mortgage Securities Corp, Series 2004-CBX, Class A6 4.899% due 01/12/2037	315,000	295,589
JP Morgan Chase Commercial Mortgage Securities Corp, Series 2007-CB18, Class A4 5.44% due 06/12/2047	45,000	40,167
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4 6.0654% due 04/15/2045 (b)	1,645,000	1,551,779
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A4 4.918% due 10/15/2042 (b)	940,000	871,041
LB-UBS Commercial Mortgage Trust, Series 2001-C7, Class A3 5.642% due 12/15/2025	157,019	157,968
LB-UBS Commercial Mortgage Trust, Series 2002-C1,Class A4 6.462% due 03/15/2031	202,898	208,450
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4 6.0803% due 06/15/2038 (b)	500,000	474,631
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A4 5.047% due 07/12/2038 (b)	500,000	466,905

Investment Quality Bond Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4 5.8412% due 05/12/2039 (b)	$500,000	$469,051
Morgan Stanley Capital I, Series 2007-HQ11, Class A4 5.447% due 02/12/2044 (b)	1,000,000	891,351
Morgan Stanley Dean Witter Capital I, Series 2001, Class A4 6.39% due 07/15/2033	108,854	110,797
Morgan Stanley Dean Witter Capital I, Series 2001-TOP5, Class A4 6.39% due 10/15/2035	270,531	275,406
Morgan Stanley Dean Witter Capital I, Series 2002-TOP7, Class A2 5.98% due 01/15/2039	40,579	40,800
Nomura Asset Securities Corp., Series 1998-D6, Class A1B 6.59% due 03/15/2030	21,771	21,836
Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class A1 3.669% due 02/11/2036	158,466	154,757
Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class A2 4.493% due 02/11/2036	405,797	383,789
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $18,685,405)		$17,655,639

ASSET BACKED SECURITIES - 2.96%
AmeriCredit Automobile Receivables Trust, Series 2005-AX, Class A4 3.93% due 10/06/2011	472,908	460,885
Capital One Multi-Asset Execution Trust, Series 2003-A4, Class A4 3.65% due 07/15/2011	415,000	415,151
Chase Issuance Trust, Series 2008-A4, Class A4 4.65% due 03/15/2015	345,000	335,663
Chase Manhattan Auto Owner Trust, Series 2005-B, Class A4 4.88% due 06/15/2012	617,169	620,723
Dominos Pizza Master Issuer LLC, Series 2007-1, Class A2 5.261% due 04/25/2037 (h)	300,000	251,471
Ford Credit Auto Owner Trust, Series 2005-C, Class A4 4.36% due 06/15/2010	246,188	247,229
Harley-Davidson Motorcycle Trust, Series 2005-1, Class A2 3.76% due 12/17/2012	234,041	221,634
Honda Auto Receivables Owner Trust, Series 2005-1, Class A4 3.82% due 05/21/2010	248,579	248,742
M&I Auto Loan Trust, Series 2005-1, Class A4 4.86% due 03/21/2011	622,328	626,273
Massachusetts RRB Special Purpose Trust, Series 1999-1, Class A5 7.03% due 03/15/2012	478,953	492,383
Massachusetts RRB Special Purpose Trust, Series 2001-1, Class A 6.53% due 06/01/2015	69,706	73,168

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Peco Energy Transition Trust, Series 2001-A, Class A1 6.52% due 12/31/2010	$33,000	$34,255
USAA Auto Owner Trust, Series 2005-4, Class A4 4.89% due 08/15/2012	700,000	705,410
Wachovia Auto Owner Trust, Series 2005-B, Class A5 4.93% due 11/20/2012	700,000	703,930
WFS Financial Owner Trust, Series 2005-2, Class A4 4.39% due 11/19/2012	116,972	117,338
World Omni Auto Receivables Trust, Series 2005-A, Class A4 3.82% due 11/14/2011	447,557	448,579
TOTAL ASSET BACKED SECURITIES (Cost $6,059,458)		$6,002,834

REPURCHASE AGREEMENTS - 8.89%
Merrill Lynch Tri-Party Repurchase Agreement dated 08/29/2008 at 2.12% to be repurchased at $18,004,240 on 09/02/2008, collateralized by $19,380,000 Federal National Mortgage Association, 5.50% due 02/01/2038 (valued at $18,364,704, including interest)	$18,000,000	$18,000,000
TOTAL REPURCHASE AGREEMENTS (Cost $18,000,000)		$18,000,000

Total Investments (Investment Quality Bond Fund) (Cost $203,945,618) - 99.00%		$200,460,216
Other Assets in Excess of Liabilities - 1.00%		2,017,967
TOTAL NET ASSETS - 100.00%		$202,478,183

Large Cap Fund
	Shares or Principal Amount	Value
COMMON STOCKS - 96.63%

Advertising - 2.27%
Interpublic Group of Companies, Inc. *	464,800	$4,369,120
Omnicom Group, Inc.	105,350	4,465,786
		8,834,906

Air Travel - 0.47%
Southwest Airlines Company	119,900	1,826,077

Apparel & Textiles - 0.54%
Coach, Inc. *	72,600	2,104,674

Auto Parts - 2.98%
BorgWarner, Inc.	132,338	5,472,176
Johnson Controls, Inc.	198,381	6,133,941
		11,606,117

Automobiles - 1.42%
PACCAR, Inc.	128,300	5,524,598

Large Cap Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Banking - 3.16%
City National Corp.	37,300	$1,845,977
Fifth Third Bancorp	386,295	6,095,735
SunTrust Banks, Inc.	104,700	4,385,883
		12,327,595

Biotechnology - 3.42%
Cephalon, Inc. *	16,203	1,241,474
Genzyme Corp. *	115,202	9,020,316
Millipore Corp. *	40,800	3,060,408
		13,322,198

Broadcasting - 1.24%
News Corp., Class A	342,400	4,848,384

Building Materials & Construction - 1.55%
Masco Corp.	317,978	6,060,661

Cable & Television - 2.54%
Comcast Corp., Class A	466,900	9,888,942

Coal - 0.98%
Peabody Energy Corp.	60,400	3,802,180

Computer Services - 1.25%
NetApp, Inc. *	191,200	4,871,776

Computers & Business Equipment - 1.69%
Dell, Inc. *	165,200	3,589,796
Hewlett-Packard Company	63,800	2,993,496
		6,583,292

Crude Petroleum & Natural Gas - 2.48%
EOG Resources, Inc.	29,300	3,059,506
Marathon Oil Corp.	101,000	4,552,070
Sunoco, Inc.	45,900	2,037,042
		9,648,618

Drugs & Health Care - 3.09%
Wyeth	278,218	12,041,275

Electrical Utilities - 2.69%
American Electric Power Company, Inc.	89,443	3,491,855
Exelon Corp.	68,913	5,234,632
Pepco Holdings, Inc.	69,981	1,774,018
		10,500,505

Energy - 1.26%
Sempra Energy	84,814	4,912,427

Financial Services - 9.04%
Bank of New York Mellon Corp.	88,968	3,079,182
Citigroup, Inc.	505,134	9,592,495
Discover Financial Services	249,756	4,108,486
Morgan Stanley	160,713	6,561,912
Wells Fargo & Company	393,078	11,898,471
		35,240,546

Food & Beverages - 1.36%
Sysco Corp.	166,300	5,293,329

Gas & Pipeline Utilities - 0.45%
NiSource, Inc.	106,798	1,760,031

Healthcare Products - 4.58%
Covidien, Ltd.	68,500	3,703,795

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Large Cap Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Healthcare Products (continued)
Johnson & Johnson	120,408	$8,480,336
Medtronic, Inc.	67,434	3,681,896
Zimmer Holdings, Inc. *	27,300	1,976,247
		17,842,274

Healthcare Services - 2.25%
DaVita, Inc. *	35,300	2,025,867
Medco Health Solutions, Inc. *	103,400	4,844,290
UnitedHealth Group, Inc.	62,343	1,898,344
		8,768,501

Holdings Companies/Conglomerates - 2.96%
General Electric Company	409,900	11,518,190

Hotels & Restaurants - 1.78%
Starbucks Corp. *	224,500	3,493,220
Starwood Hotels & Resorts Worldwide, Inc.	95,300	3,454,625
		6,947,845

Household Products - 0.99%
Fortune Brands, Inc.	65,800	3,870,356

Industrial Machinery - 0.80%
Pall Corp.	76,600	3,110,726

Insurance - 4.84%
ACE, Ltd. *	52,300	2,751,503
AFLAC, Inc.	119,800	6,792,660
Hartford Financial Services Group, Inc.	65,038	4,102,597
Principal Financial Group, Inc.	113,800	5,210,902
		18,857,662

International Oil - 1.51%
Chevron Corp.	68,000	5,869,760

Internet Software - 0.86%
Symantec Corp. *	150,088	3,348,463

Leisure Time - 1.88%
Carnival Corp.	146,299	5,421,841
Royal Caribbean Cruises, Ltd.	70,700	1,921,626
		7,343,467

Life Sciences - 0.37%
Pharmaceutical Product Development, Inc.	35,300	1,440,240

Liquor - 0.82%
Constellation Brands, Inc., Class A *	151,900	3,206,609

Manufacturing - 2.13%
Illinois Tool Works, Inc.	167,448	8,307,095
Petroleum Services - 5.50%
Baker Hughes, Inc.	116,400	9,313,164
Halliburton Company	235,400	10,343,476
Tesoro Corp.	96,500	1,790,075
		21,446,715
Pharmaceuticals - 2.59%
Allergan, Inc.	82,426	4,605,141
Schering-Plough Corp.	282,300	5,476,620
		10,081,761
Railroads & Equipment - 1.54%
Burlington Northern Santa Fe Corp.	55,750	5,987,550

Large Cap Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Semiconductors - 6.88%
Analog Devices, Inc.	216,200	$6,044,952
Broadcom Corp., Class A *	107,900	2,596,074
Intel Corp.	599,400	13,708,278
Xilinx, Inc.	171,891	4,465,728
		26,815,032

Software - 4.14%
Intuit, Inc. *	146,400	4,402,248
Microsoft Corp.	336,800	9,191,272
VMware, Inc. Class A *	64,155	2,546,954
		16,140,474

Telephone - 3.54%
AT&T, Inc.	188,000	6,014,120
Sprint Nextel Corp.	894,727	7,802,019
		13,816,139

Trucking & Freight - 2.79%
FedEx Corp.	97,583	8,081,824
Ryder Systems, Inc.	43,500	2,806,620
		10,888,444
TOTAL COMMON STOCKS (Cost $403,433,771)		$376,605,434

INVESTMENT COMPANIES - 2.31%

Investment Companies - 2.31% SPDR Trust Series 1	70,000	9,015,300
TOTAL INVESTMENT COMPANIES (Cost $9,365,162)		$9,015,300

REPURCHASE AGREEMENTS - 0.87%
Repurchase Agreement with State Street Corp. dated 08/29/2008 at 1.70% to be repurchased at $3,372,637 on 09/02/2008, collateralized by $3,280,000 Federal Home Loan Mortgage Corp., 5.75% due 06/27/2016 (valued at $3,444,000, including interest)	$3,372,000	$3,372,000
TOTAL REPURCHASE AGREEMENTS (Cost $3,372,000)		$3,372,000

Total Investments (Large Cap Fund) (Cost $416,170,933) - 99.81%		$388,992,734
Other Assets in Excess of Liabilities - 0.19%		742,857
TOTAL NET ASSETS - 100.00%		$389,735,591

Large Cap Value Fund
	Shares or Principal Amount	Value
COMMON STOCKS - 99.60%

Aerospace - 4.43%
Alliant Techsystems, Inc. *	11,000	$1,157,530
General Dynamics Corp.	124,000	11,445,200
Lockheed Martin Corp.	6,520	759,188
Northrop Grumman Corp.	132,000	9,088,200

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Large Cap Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Aerospace (continued)
Raytheon Company	46,000	$2,759,540
United Technologies Corp.	109,000	7,149,310
		32,358,968

Agriculture - 0.72%
The Mosaic Company	49,000	5,230,260

Air Travel - 0.80%
Southwest Airlines Company	385,000	5,863,550

Banking - 1.22%
Bank of America Corp.	54,000	1,681,560
Hudson City Bancorp, Inc.	271,000	4,997,240
Webster Financial Corp.	103,000	2,195,960
		8,874,760

Biotechnology - 2.51%
Amgen, Inc. *	209,000	13,135,650
Biogen Idec, Inc. *	102,000	5,194,860
		18,330,510

Business Services - 0.63%
Computer Sciences Corp. *	52,000	2,445,560
R.R. Donnelley & Sons Company	77,000	2,146,760
		4,592,320

Chemicals - 1.35%
Eastman Chemical Company	44,000	2,654,080
FMC Corp.	98,000	7,206,920
		9,861,000

Computers & Business Equipment - 2.30%
Hewlett-Packard Company	110,000	5,161,200
Ingram Micro, Inc., Class A *	59,000	1,115,690
International Business Machines Corp.	54,000	6,573,420
Western Digital Corp. *	9,000	245,340
Xerox Corp.	267,000	3,719,310
		16,814,960

Containers & Glass - 0.37%
Owens-Illinois, Inc. *	61,000	2,720,600

Cosmetics & Toiletries - 0.20%
Procter & Gamble Company	21,000	1,465,170

Crude Petroleum & Natural Gas - 7.75%
Apache Corp.	108,000	12,353,040
Devon Energy Corp.	124,000	12,654,200
Hess Corp.	60,000	6,282,600
Marathon Oil Corp.	222,000	10,005,540
Noble Energy, Inc.	81,000	5,810,130
Occidental Petroleum Corp.	82,000	6,507,520
Sunoco, Inc.	66,000	2,929,080
		56,542,110

Electronics - 2.34%
Agilent Technologies, Inc. *	46,000	1,598,960
Jabil Circuit, Inc.	375,000	6,322,500
L-3 Communications Holdings, Inc.	73,000	7,587,620
Synopsys, Inc. *	72,000	1,550,160
		17,059,240

Large Cap Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Energy - 1.10%
NRG Energy, Inc. *	213,000	$8,017,320

Financial Services - 4.00%
Capital One Financial Corp.	224,000	9,887,360
JP Morgan Chase & Company	501,000	19,283,490
		29,170,850

Gas & Pipeline Utilities - 0.21%
National Fuel Gas Company	33,000	1,561,230

Healthcare Products - 3.34%
Johnson & Johnson	346,000	24,368,780

Healthcare Services - 2.59%
McKesson Corp.	137,000	7,915,860
Medco Health Solutions, Inc. *	30,000	1,405,500
WellPoint, Inc. *	182,000	9,607,780
		18,929,140

Holdings Companies/Conglomerates - 2.58%
General Electric Company	669,000	18,798,900

Homebuilders - 0.26%
D.R. Horton, Inc.	150,000	1,869,000

Hotels & Restaurants - 1.09%
McDonald’s Corp.	128,000	7,942,400

Industrial Machinery - 1.36%
AGCO Corp. *	87,000	5,361,810
Parker-Hannifin Corp.	71,000	4,548,970
		9,910,780

Insurance - 11.32%
ACE, Ltd. *	143,000	7,523,230
Aetna, Inc.	110,000	4,745,400
Allstate Corp.	223,000	10,063,990
Arch Capital Group, Ltd. *	59,000	4,115,840
Chubb Corp.	196,000	9,409,960
HCC Insurance Holdings, Inc.	33,000	830,940
Marsh & McLennan Companies, Inc.	286,000	9,131,980
MetLife, Inc.	187,000	10,135,400
Progressive Corp.	319,000	5,891,930
The Travelers Companies, Inc.	231,000	10,200,960
Torchmark Corp.	132,000	7,885,680
Unum Group	105,000	2,668,050
		82,603,360

International Oil - 14.98%
Anadarko Petroleum Corp.	176,000	10,864,480
Chevron Corp.	327,000	28,226,640
ConocoPhillips	273,000	22,525,230
Exxon Mobil Corp.	597,000	47,765,970
		109,382,320

Internet Software - 1.31%
Symantec Corp. *	430,000	9,593,300

Leisure Time - 1.55%
Walt Disney Company	349,000	11,290,150

Manufacturing - 1.41%
Honeywell International, Inc.	100,000	5,017,000

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Large Cap Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Manufacturing (continued)
SPX Corp.	44,000	$5,247,000
		10,264,000

Medical-Hospitals - 0.03%
LifePoint Hospitals, Inc. *	7,000	236,180

Metal & Metal Products - 0.10%
Reliance Steel & Aluminum Company	13,000	741,130

Mining - 1.44%
Freeport-McMoRan Copper & Gold, Inc.,
Class B	118,000	10,539,760

Petroleum Services - 2.29%
ENSCO International, Inc.	103,000	6,981,340
Tidewater, Inc.	110,000	6,673,700
Valero Energy Corp.	89,000	3,093,640
		16,748,680

Pharmaceuticals - 6.65%
AmerisourceBergen Corp.	107,000	4,388,070
Eli Lilly & Company	207,000	9,656,550
King Pharmaceuticals, Inc. *	305,000	3,489,200
Merck & Company, Inc.	241,000	8,596,470
Pfizer, Inc.	1,171,000	22,377,810
		48,508,100

Railroads & Equipment - 0.94%
CSX Corp.	106,000	6,856,080

Retail Grocery - 1.35%
SUPERVALU, Inc.	162,000	3,756,780
The Kroger Company	221,000	6,104,020
		9,860,800

Retail Trade - 4.75%
BJ’s Wholesale Club, Inc. *	24,000	912,720
CVS Caremark Corp.	262,000	9,589,200
RadioShack Corp.	308,000	5,855,080
The Gap, Inc.	397,000	7,721,650
Wal-Mart Stores, Inc.	179,000	10,573,530
		34,652,180

Sanitary Services - 0.51%
Waste Management, Inc.	105,000	3,693,900

Semiconductors - 4.74%
Integrated Device Technology, Inc. *	148,000	1,567,320
Intel Corp.	403,000	9,216,610
Intersil Corp., Class A	289,000	6,771,270
KLA-Tencor Corp.	183,000	6,781,980
Novellus Systems, Inc. *	196,000	4,443,320
QLogic Corp. *	313,000	5,846,840
		34,627,340

Software - 0.69%
BMC Software, Inc. *	12,335	401,628
CA, Inc.	35,000	836,850
Compuware Corp. *	175,000	2,000,250
Oracle Corp. *	83,441	1,829,861
		5,068,589

Large Cap Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Steel - 2.14%
Nucor Corp.	155,000	$8,137,500
United States Steel Corp.	56,000	7,451,920
		15,589,420

Telephone - 1.70%
AT&T, Inc.	240,000	7,677,600
CenturyTel, Inc.	123,000	4,751,490
		12,429,090

Toys, Amusements & Sporting Goods - 0.55%
Hasbro, Inc.	108,000	4,039,200
TOTAL COMMON STOCKS (Cost $724,575,200)		$727,005,427

REPURCHASE AGREEMENTS - 0.13%
Repurchase Agreement with State Street Corp. dated 08/29/2008 at 1.70% to be repurchased at $966,182 on 09/02/2008, collateralized by $970,000 Federal National Mortgage Association, 3.375% due 03/05/2010 (valued at $986,781, including interest)	$966,000	$966,000
TOTAL REPURCHASE AGREEMENTS (Cost $966,000)		$966,000
Total Investments (Large Cap Value Fund) (Cost $725,541,200) - 99.73%		$727,971,427
Other Assets in Excess of Liabilities - 0.27%		1,956,700
TOTAL NET ASSETS - 100.00%		$729,928,127

Mid Cap Index Fund
	Shares or Principal Amount	Value
COMMON STOCKS - 96.97%

Advertising - 0.38%
Lamar Advertising Company, Class A * (a)	23,569	$875,588
ValueClick, Inc. *	28,910	372,650
		1,248,238

Aerospace - 0.54%
Alliant Techsystems, Inc. *	10,000	1,052,300
BE Aerospace, Inc. *	30,098	720,847
		1,773,147

Air Travel - 0.20%
Airtran Holdings, Inc. *	34,818	83,563
Alaska Air Group, Inc. *	11,058	232,329
JetBlue Airways Corp. *	55,528	337,055
		652,947

Apparel & Textiles - 1.32%
Guess?, Inc.	16,736	623,751
Hanesbrands, Inc. *	28,576	681,252
Mohawk Industries, Inc. *	16,831	1,162,181
Phillips-Van Heusen Corp.	15,595	593,546
Timberland Company, Class A *	14,647	246,948

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Mid Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Apparel & Textiles (continued)
Under Armour, Inc., Class A * (a)	11,005	$370,978
Warnaco Group, Inc. *	13,825	712,955
		4,391,611

Auto Parts - 1.31%
ArvinMeritor, Inc.	22,384	335,984
BorgWarner, Inc.	35,271	1,458,456
Federal Signal Corp.	14,581	233,733
Gentex Corp.	43,382	691,075
Lear Corp. *	23,484	294,959
Modine Manufacturing Company	9,801	155,052
O’Reilly Automotive, Inc. *	40,814	1,188,504
		4,357,763

Auto Services - 0.34%
Avis Budget Group, Inc. *	30,711	234,018
Copart, Inc. *	20,653	908,938
		1,142,956

Banking - 3.26%
Associated Banc Corp.	38,698	677,215
Astoria Financial Corp.	24,808	542,055
Bank of Hawaii Corp.	14,561	769,986
Cathay General Bancorp, Inc.	15,012	290,632
City National Corp.	12,229	605,213
Colonial Bancgroup, Inc. (a)	61,313	387,498
Commerce Bancshares, Inc.	19,024	856,080
Cullen Frost Bankers, Inc.	17,858	994,333
First Niagara Financial Group, Inc.	33,325	498,542
FirstMerit Corp.	24,561	497,115
New York Community Bancorp, Inc.	103,548	1,707,506
PacWest Bancorp	7,428	168,467
SVB Financial Group *	9,724	545,030
TCF Financial Corp.	33,045	520,459
Washington Federal, Inc.	26,669	459,507
Webster Financial Corp.	15,946	339,969
WestAmerica Bancorp	8,815	451,328
Wilmington Trust Corp.	20,442	479,774
		10,790,709

Biotechnology - 1.56%
Affymetrix, Inc. *	21,088	180,935
Cephalon, Inc. *	20,579	1,576,763
Charles River Laboratories International, Inc. *	20,697	1,357,930
Invitrogen Corp. *	27,181	1,154,105
Techne Corp. *	11,739	905,899
		5,175,632

Broadcasting - 0.07%
Belo Corp., Class A	26,702	195,725
Entercom Communications Corp.	8,088	49,418
		245,143

Building Materials & Construction - 0.79%
Dycom Industries, Inc. *	12,183	195,294
Granite Construction, Inc.	9,768	358,290
KBR, Inc.	51,579	1,266,264
RPM International, Inc.	37,040	800,064
		2,619,912

Mid Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Business Services - 5.12%
Acxiom Corp.	20,697	$299,072
Alliance Data Systems Corp. *	20,693	1,329,318
Brinks Company	14,399	1,004,762
Cadence Design Systems, Inc. *	78,333	625,881
ChoicePoint, Inc. *	20,808	1,012,517
Corporate Executive Board Company	10,358	377,031
Deluxe Corp.	15,644	258,283
DST Systems, Inc. * (a)	13,912	859,066
Dun & Bradstreet Corp.	16,954	1,559,259
Fair Isaac Corp.	14,771	341,210
Gartner Group, Inc., Class A *	18,960	500,734
Global Payments, Inc.	24,166	1,165,043
Harte-Hanks, Inc.	13,049	161,155
Kelly Services, Inc., Class A	6,739	130,332
Korn/Ferry International *	14,092	250,556
Macrovision Solutions Corp. *	25,266	392,128
Manpower, Inc.	24,111	1,158,775
MPS Group, Inc. *	28,647	330,013
Navigant Consulting Company *	13,853	239,795
NCR Corp. *	50,884	1,346,391
Rollins, Inc.	12,875	228,789
SAIC, Inc. *	53,900	1,080,695
Sotheby’s	20,458	551,139
SRA International, Inc., Class A *	12,917	303,291
URS Corp. *	25,643	1,229,838
Wind River Systems, Inc. *	20,578	227,387
		16,962,460

Cellular Communications - 0.47%
RF Micro Devices, Inc. *	79,913	310,062
Telephone & Data Systems, Inc.	32,330	1,241,472
		1,551,534

Chemicals - 3.33%
Airgas, Inc.	25,153	1,490,064
Albemarle Corp.	23,062	916,484
Cabot Corp.	19,579	541,751
Chemtura Corp.	73,569	484,820
Cytec Industries, Inc.	12,734	646,887
Ferro Corp.	13,278	292,647
FMC Corp.	22,730	1,671,564
Lubrizol Corp.	20,696	1,096,681
Minerals Technologies, Inc.	5,738	376,872
Olin Corp.	22,707	611,045
Sensient Technologies Corp.	14,599	426,437
Terra Industries, Inc.	27,759	1,394,890
The Scotts Company, Class A	13,524	361,632
Valspar Corp.	30,216	714,910
		11,026,684

Coal - 1.06%
Arch Coal, Inc.	43,785	2,374,898
Patriot Coal Corp. *	19,260	1,154,830
		3,529,728

Colleges & Universities - 0.26%
Career Education Corp. *	27,209	510,169

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Mid Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Colleges & Universities (continued)
Corinthian Colleges, Inc. *	25,866	$343,242
		853,411

Computers & Business Equipment - 2.42%
3Com Corp. *	122,480	259,658
Avocent Corp. *	13,590	318,957
Diebold, Inc.	19,987	792,484
Foundry Networks, Inc. *	44,312	814,898
Ingram Micro, Inc., Class A *	43,460	821,829
Jack Henry & Associates, Inc.	23,387	468,442
Metavante Technologies, Inc. *	27,241	643,977
National Instruments Corp.	17,138	553,215
Palm, Inc. * (a)	32,567	277,145
Parametric Technology Corp. *	34,980	702,398
Tech Data Corp. *	16,066	548,493
Western Digital Corp. *	67,257	1,833,426
		8,034,922

Construction & Mining Equipment - 0.70%
Joy Global, Inc.	32,886	2,336,221

Construction Materials - 0.52%
Louisiana-Pacific Corp.	31,374	305,583
Martin Marietta Materials, Inc. (a)	12,555	1,417,459
		1,723,042

Containers & Glass - 0.53%
Packaging Corp. of America	27,753	714,640
Sonoco Products Company	30,226	1,044,610
		1,759,250

Correctional Facilities - 0.30%
Corrections Corp. of America *	37,981	1,010,295

Cosmetics & Toiletries - 0.21%
Alberto-Culver Company	26,303	688,087

Crude Petroleum & Natural Gas - 3.42%
Bill Barrett Corp. *	10,251	403,684
Cimarex Energy Company	25,169	1,397,886
Forest Oil Corp. *	26,962	1,534,677
Newfield Exploration Company *	40,023	1,809,840
Patterson-UTI Energy, Inc.	46,914	1,333,296
Pioneer Natural Resources Company	36,315	2,294,019
Plains Exploration & Production Company *	32,657	1,760,212
Quicksilver Resources, Inc. *	33,366	807,124
		11,340,738

Domestic Oil - 1.26%
Denbury Resources, Inc. *	74,729	1,860,005
Encore Aquisition Company *	16,190	834,756
Frontier Oil Corp.	31,578	611,666
Helix Energy Solutions Group, Inc. *	27,847	856,852
		4,163,279

Drugs & Health Care - 0.25%
Perrigo Company	23,587	825,309

Educational Services - 0.79%
DeVry, Inc.	18,201	938,808
ITT Educational Services, Inc. *	8,729	776,095

Mid Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Educational Services (continued)
Strayer Education, Inc.	4,319	$906,299
		2,621,202

Electrical Equipment - 1.28%
AMETEK, Inc.	32,411	1,573,230
FLIR Systems, Inc. *	41,695	1,488,512
Hubbell, Inc., Class B	17,016	740,366
Varian, Inc. *	8,971	445,948
		4,248,056

Electrical Utilities - 4.20%
Alliant Energy Corp.	33,549	1,172,537
Black Hills Corp.	11,667	394,461
DPL, Inc.	34,513	856,613
Great Plains Energy, Inc.	36,014	844,528
Hawaiian Electric Industries, Inc.	25,542	675,586
IDACORP, Inc.	13,742	409,512
Northeast Utilities	47,220	1,269,746
NSTAR	32,447	1,098,006
OGE Energy Corp.	27,940	941,578
PNM Resources, Inc.	26,226	309,204
Puget Energy, Inc.	39,394	1,099,093
Quanta Services, Inc. *	52,365	1,672,538
Sierra Pacific Resources	71,069	798,816
Westar Energy, Inc.	31,847	721,335
Wisconsin Energy Corp.	35,521	1,661,317
		13,924,870

Electronics - 3.45%
Amphenol Corp., Class A	53,273	2,531,533
Arrow Electronics, Inc. *	37,278	1,237,257
Avnet, Inc. *	45,688	1,340,943
DRS Technologies, Inc.	12,585	1,002,018
Imation Corp.	9,495	201,674
Mentor Graphics Corp. *	27,604	336,769
Synopsys, Inc. *	43,351	933,347
Teleflex, Inc.	12,031	776,841
Thomas & Betts Corp. *	15,542	716,175
Trimble Navigation, Ltd. *	36,807	1,245,917
Vishay Intertechnology, Inc. *	56,609	503,254
Zebra Technologies Corp., Class A *	19,750	616,595
		11,442,323

Energy - 1.73%
Energen Corp.	21,780	1,216,195
Energy East Corp.	48,089	1,308,021
MDU Resources Group, Inc.	55,553	1,835,471
SCANA Corp.	35,441	1,389,287
		5,748,974

Financial Services - 3.35%
Affiliated Managers Group, Inc. *	12,436	1,184,156
AmeriCredit Corp. * (a)	34,999	370,290
Apollo Investment Corp. (a)	43,205	764,729
Broadridge Financial Solutions, Inc.	42,550	849,724
Eaton Vance Corp.	35,172	1,255,992
Fidelity National Financial, Inc., Class A	64,980	911,669
GATX Corp.	14,794	648,421
Jefferies Group, Inc. (a)	36,110	693,673

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Mid Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Financial Services (continued)
Lender Processing Services, Inc. *	26,080	$868,464
Raymond James Financial, Inc.	28,695	884,667
SEI Investments Company	38,094	899,780
Synovus Financial Corp.	100,276	922,539
Waddell & Reed Financial, Inc., Class A	26,332	847,890
		11,101,994

Food & Beverages - 1.70%
Corn Products International, Inc.	22,517	1,008,536
Hansen Natural Corp. *	18,514	508,765
Hormel Foods Corp.	21,847	779,064
J.M. Smucker Company	16,887	915,782
PepsiAmericas, Inc.	17,834	417,851
Ralcorp Holdings, Inc. *	17,076	1,048,466
Smithfield Foods, Inc. *	35,521	714,327
Tootsie Roll Industries, Inc. (a)	8,197	233,451
		5,626,242

Forest Products - 0.32%
Rayonier, Inc.	23,828	1,072,022

Funeral Services - 0.24%
Service Corp. International	79,331	809,970

Furniture & Fixtures - 0.04%
Furniture Brands International, Inc. (a)	14,832	132,746

Gas & Pipeline Utilities - 1.95%
AGL Resources, Inc.	23,249	768,612
Equitable Resources, Inc.	39,415	1,967,203
National Fuel Gas Company	24,681	1,167,658
ONEOK, Inc.	31,677	1,384,602
Vectren Corp.	24,594	682,237
WGL Holdings, Inc.	15,027	483,869
		6,454,181

Healthcare Products - 3.67%
Advanced Medical Optics, Inc. *	18,476	399,636
Beckman Coulter, Inc.	19,100	1,409,962
DENTSPLY International, Inc.	45,215	1,771,976
Edwards Lifesciences Corp. *	16,664	986,675
Gen-Probe, Inc. *	16,405	980,199
Henry Schein, Inc. *	27,421	1,603,580
Hologic, Inc. *	77,724	1,649,303
IDEXX Laboratories, Inc. *	18,319	1,031,360
Kinetic Concepts, Inc. *	16,490	579,788
ResMed, Inc. *	23,472	1,098,490
STERIS Corp.	17,785	653,954
		12,164,923

Healthcare Services - 2.37%
Apria Healthcare Group, Inc. *	13,326	263,588
Cerner Corp. *	20,314	935,460
Covance, Inc. *	19,097	1,801,611
Health Net, Inc. *	32,596	901,279
Hill-Rom Holdings, Inc.	18,942	567,124
Kindred Healthcare, Inc. *	9,117	281,989
Lincare Holdings, Inc. *	22,237	733,821
Omnicare, Inc.	36,952	1,191,702
Psychiatric Solutions, Inc. *	16,836	635,559

Mid Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Healthcare Services (continued)
WellCare Health Plans, Inc. *	12,670	$529,099
		7,841,232

Homebuilders - 0.84%
Hovnanian Enterprises, Inc., Class A * (a)	13,746	98,147
M.D.C. Holdings, Inc.	10,700	443,515
NVR, Inc. *	1,607	960,552
Ryland Group, Inc.	12,872	298,373
Toll Brothers, Inc. *	39,056	971,713
		2,772,300

Hotels & Restaurants - 0.62%
Bob Evans Farms, Inc.	9,416	264,307
Boyd Gaming Corp.	17,067	208,047
Brinker International, Inc.	30,759	581,960
Chipotle Mexican Grill, Inc., Class A * (a)	10,019	694,517
The Cheesecake Factory, Inc. *	20,374	313,149
		2,061,980

Household Products - 1.07%
Blyth, Inc.	7,155	113,121
Church & Dwight, Inc.	20,195	1,262,187
Energizer Holdings, Inc. *	17,465	1,483,477
Tupperware Brands Corp.	18,829	672,572
		3,531,357

Industrial Machinery - 3.35%
AGCO Corp. *	27,866	1,717,382
Crane Company	15,403	565,598
Donaldson Company, Inc.	21,284	934,580
Flowserve Corp.	17,502	2,312,364
FMC Technologies, Inc. *	38,901	2,083,538
Graco, Inc.	18,401	701,998
IDEX Corp.	25,009	927,084
Kennametal, Inc.	23,337	822,162
Lincoln Electric Holdings, Inc.	12,978	1,048,233
		11,112,939

Industrials - 1.38%
Fastenal Company	38,053	1,976,092
Harsco Corp.	25,598	1,347,479
Shaw Group, Inc. *	25,184	1,247,615
		4,571,186

Insurance - 3.47%
American Financial Group, Inc.	21,515	613,823
Arthur J. Gallagher & Company	28,191	746,498
Brown & Brown, Inc.	34,627	703,621
Everest Re Group, Ltd.	18,813	1,545,112
First American Corp.	28,102	710,137
Hanover Insurance Group, Inc.	15,613	737,402
HCC Insurance Holdings, Inc.	33,580	845,544
Horace Mann Educators Corp.	12,341	183,881
Mercury General Corp.	10,807	550,508
Old Republic International Corp.	70,027	765,395
Philadelphia Consolidated Holding Corp. *	17,576	1,049,814
PMI Group, Inc.	24,671	88,569
Protective Life Corp.	21,210	769,711
Stancorp Financial Group, Inc.	14,874	728,975

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Mid Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Insurance (continued)
Unitrin, Inc.	15,254	$389,435
W.R. Berkley Corp.	45,039	1,061,119
		11,489,544

Internet Retail - 0.46%
Netflix, Inc. * (a)	13,680	421,891
Priceline.com, Inc. *	11,701	1,087,959
		1,509,850

Internet Software - 0.99%
Digital River, Inc. *	11,277	493,368
F5 Networks, Inc. *	24,881	848,691
McAfee, Inc. *	48,896	1,934,326
		3,276,385

Leisure Time - 0.71%
Callaway Golf Company	20,133	273,406
DreamWorks Animation SKG, Inc., Class A *	24,188	771,114
International Speedway Corp., Class A	9,067	359,688
Life Time Fitness, Inc. * (a)	10,326	365,024
Scientific Games Corp., Class A *	19,694	592,986
		2,362,218

Life Sciences - 0.39%
Pharmaceutical Product Development, Inc.	31,985	1,304,988

Manufacturing - 2.43%
AptarGroup, Inc.	20,661	834,498
Carlisle Companies, Inc.	18,537	600,413
Lancaster Colony Corp.	6,282	218,488
Mine Safety Appliances Company	8,899	323,301
Nordson Corp.	10,234	548,849
Pentair, Inc.	30,102	1,106,249
Roper Industries, Inc.	27,160	1,604,613
SPX Corp.	16,225	1,934,831
Trinity Industries, Inc.	24,590	884,748
		8,055,990

Medical-Hospitals - 1.13%
Community Health Systems, Inc. *	29,234	1,008,865
Health Management Associates, Inc., Class A *	73,901	429,365
LifePoint Hospitals, Inc. *	16,467	555,597
Universal Health Services, Inc., Class B	15,451	954,563
VCA Antech, Inc. *	25,625	787,712
		3,736,102

Metal & Metal Products - 1.03%
Commercial Metals Company	34,666	902,356
Matthews International Corp., Class A	9,474	476,163
Reliance Steel & Aluminum Company	19,270	1,098,583
Timken Company	29,176	942,968
		3,420,070

Mining - 0.98%
Cleveland-Cliffs, Inc.	31,957	3,234,688

Mobile Homes - 0.07%
Thor Industries, Inc. (a)	10,442	239,957

Office Furnishings & Supplies - 0.24%
Herman Miller, Inc.	17,047	479,703

Mid Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Office Furnishings & Supplies (continued)
HNI Corp. (a)	13,500	$312,390
		792,093

Paper - 0.33%
Potlatch Corp.	11,966	558,693
Temple-Inland, Inc.	32,269	539,215
		1,097,908

Petroleum Services - 2.05%
Exterran Holdings, Inc. *	19,939	911,412
Helmerich & Payne, Inc.	31,694	1,810,361
Pride International, Inc. *	50,965	1,957,566
Superior Energy Services, Inc. *	24,528	1,153,797
Tidewater, Inc.	15,630	948,272
		6,781,408

Pharmaceuticals - 1.17%
Endo Pharmaceutical Holdings, Inc. *	36,526	829,871
Medicis Pharmaceutical Corp., Class A	17,145	355,073
PDL BioPharma, Inc. *	36,244	437,465
Sepracor, Inc. *	32,742	602,453
Valeant Pharmaceuticals International * (a)	27,126	496,677
Vertex Pharmaceuticals, Inc. *	42,703	1,147,002
		3,868,541

Publishing - 0.41%
American Greetings Corp., Class A	14,817	238,257
John Wiley & Sons, Inc., Class A	13,653	649,610
Lee Enterprises, Inc. (a)	11,730	43,988
Media General, Inc., Class A (a)	6,945	85,424
Scholastic Corp.	7,913	206,529
Valassis Communications, Inc. *	14,596	137,348
		1,361,156

Railroads & Equipment - 0.69%
Kansas City Southern *	27,617	1,420,343
Wabtec Corp.	14,704	868,565
		2,288,908

Real Estate - 5.49%
Alexandria Real Estate Equities, Inc., REIT	9,745	1,049,634
AMB Property Corp., REIT	29,764	1,350,988
BRE Properties, Inc., Class A, REIT	15,495	747,324
Camden Property Trust, REIT	16,146	788,086
Cousins Properties, Inc., REIT (a)	11,222	280,438
Duke Realty Corp., REIT	44,561	1,115,362
Equity One, Inc., REIT	11,242	235,969
Federal Realty Investment Trust, REIT	17,859	1,355,141
Health Care, Inc., REIT	27,280	1,415,013
Highwoods Properties, Inc., REIT	17,410	631,461
Hospitality Properties Trust, REIT	28,539	647,264
Jones Lang LaSalle, Inc.	9,676	481,865
Liberty Property Trust, REIT	28,166	1,063,548
Mack-California Realty Corp., REIT	19,954	806,541
Nationwide Health Properties, Inc., REIT	29,273	1,007,577
Realty Income Corp., REIT (a)	30,773	790,251
Regency Centers Corp., REIT	21,243	1,316,429
The Macerich Company, REIT	22,706	1,406,182
UDR, Inc., REIT	38,955	965,305

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Mid Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Real Estate (continued)
Weingarten Realty Investors, REIT	22,697	$750,136
		18,204,514

Retail Grocery - 0.11%
Ruddick Corp.	11,291	359,505

Retail Trade - 4.88%
99 Cents Only Stores *	14,260	122,066
Advance Auto Parts, Inc.	28,946	1,245,836
Aeropostale, Inc. *	20,331	708,739
American Eagle Outfitters, Inc.	62,526	941,016
AnnTaylor Stores Corp. *	17,934	435,438
Barnes & Noble, Inc.	13,009	321,713
BJ’s Wholesale Club, Inc. *	18,244	693,819
Borders Group, Inc.	18,381	128,667
CarMax, Inc. * (a)	66,414	982,927
Charming Shoppes, Inc. *	34,463	186,100
Chico’s FAS, Inc. *	53,601	307,670
Coldwater Creek, Inc. *	18,227	132,693
Collective Brands, Inc. *	19,420	281,978
Dick’s Sporting Goods, Inc. *	25,388	581,131
Dollar Tree, Inc. *	27,282	1,046,537
Foot Locker, Inc.	47,025	766,037
MSC Industrial Direct Company, Inc., Class A	13,830	704,362
NBTY, Inc. *	15,729	522,832
Pacific Sunwear of California, Inc. *	20,944	132,575
PetSmart, Inc.	38,681	1,043,227
Regis Corp.	13,066	358,792
Rent-A-Center, Inc. *	20,268	459,273
Ross Stores, Inc.	40,347	1,622,353
Saks, Inc. * (a)	43,622	497,291
United Rentals, Inc. *	15,838	256,417
Urban Outfitters, Inc. *	34,519	1,229,567
Williams-Sonoma, Inc.	26,617	470,855
		16,179,911

Sanitary Services - 1.16%
Aqua America, Inc. (a)	40,595	742,483
Republic Services, Inc.	47,527	1,562,212
Stericycle, Inc. *	26,191	1,553,126
		3,857,821

Semiconductors - 2.18%
Atmel Corp. *	135,350	567,117
Cree, Inc. * (a)	27,240	634,964
Cypress Semiconductor Corp. *	45,739	1,482,858
Fairchild Semiconductor International, Inc. *	37,844	474,564
Integrated Device Technology, Inc. *	52,035	551,051
International Rectifier Corp. *	22,029	460,406
Intersil Corp., Class A	37,601	880,991
Lam Research Corp. *	37,968	1,395,704
Semtech Corp. *	18,781	277,771
Silicon Laboratories, Inc. *	14,797	498,807
		7,224,233

Software - 0.74%
ACI Worldwide, Inc. *	10,439	189,155
Advent Software, Inc. *	5,512	254,930
ANSYS, Inc. *	26,884	1,192,305

Mid Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Software (continued)
Sybase, Inc. *	24,083	$828,696
		2,465,086

Steel - 0.70%
Carpenter Technology Corp.	14,520	563,521
Steel Dynamics, Inc.	57,382	1,424,795
Worthington Industries, Inc.	19,514	343,447
		2,331,763

Telecommunications Equipment & Services - 1.05%
ADC Telecommunications, Inc. *	35,760	366,540
ADTRAN, Inc.	17,162	391,293
CommScope, Inc. *	21,218	1,039,045
NeuStar, Inc., Class A *	23,561	565,700
Plantronics, Inc.	14,867	383,569
Polycom, Inc. *	26,595	745,724
		3,491,871

Telephone - 0.73%
Cincinnati Bell, Inc. *	73,807	287,848
Harris Corp.	40,920	2,142,571
		2,430,419

Tobacco - 0.13%
Universal Corp.	8,197	425,588

Toys, Amusements & Sporting Goods - 0.15%
Marvel Entertainment, Inc. *	14,839	502,597

Transportation - 0.55%
Alexander & Baldwin, Inc.	12,547	561,228
Con-way, Inc.	13,851	680,084
Overseas Shipholding Group, Inc.	8,138	583,820
		1,825,132

Trucking & Freight - 0.58%
J.B. Hunt Transport Services, Inc.	26,144	952,949
Oshkosh Corp.	22,638	349,078
Werner Enterprises, Inc.	13,472	307,296
YRC Worldwide, Inc. * (a)	17,344	313,926
		1,923,249
TOTAL COMMON STOCKS (Cost $334,717,526)		$321,483,010

SHORT TERM INVESTMENTS - 5.64%
John Hancock Cash Investment Trust, 2.5657% (c)(i)	$10,395,398	$10,395,398
Societe Generale North America, Inc. 2.10% due 09/02/2008	8,282,000	8,281,517
TOTAL SHORT TERM INVESTMENTS (Cost $18,676,915)		$18,676,915
Total Investments (Mid Cap Index Fund) (Cost $353,394,441) - 102.61%		$340,159,925
Liabilities in Excess of Other Assets - (2.61)%		(8,640,805)
TOTAL NET ASSETS - 100.00%		$331,519,120

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Mid Cap Intersection Fund
	Shares or Principal Amount	Value
COMMON STOCKS - 97.71%

Aerospace - 1.06%
Alliant Techsystems, Inc. *	9,200	$968,116
Teledyne Technologies, Inc. *	13,400	835,222
Woodward Governor Company	16,500	764,445
		2,567,783

Apparel & Textiles - 1.11%
Deckers Outdoor Corp. *	5,200	591,188
Hanesbrands, Inc. *	29,800	710,432
Warnaco Group, Inc. *	26,820	1,383,107
		2,684,727

Auto Parts - 1.46%
BorgWarner, Inc.	52,800	2,183,280
TRW Automotive Holdings Corp. *	71,200	1,365,616
		3,548,896

Banking - 1.37%
Huntington BancShares, Inc.	100,900	738,588
M&T Bank Corp.	13,500	963,090
Sovereign Bancorp, Inc.	72,520	700,543
Webster Financial Corp.	42,900	914,628
		3,316,849

Biotechnology - 2.29%
Bio-Rad Laboratories, Inc., Class A *	16,900	1,818,440
Cephalon, Inc. *	35,945	2,754,106
Invitrogen Corp. *	22,800	968,088
		5,540,634

Building Materials & Construction - 1.24%
Armstrong World Industries, Inc. *	32,400	1,208,844
EMCOR Group, Inc. *	19,600	667,772
Lennox International, Inc.	30,500	1,128,500
		3,005,116

Business Services - 3.26%
Affiliated Computer Services, Inc., Class A *	39,600	2,108,304
Deluxe Corp.	30,110	497,116
Manpower, Inc.	89,519	4,302,283
R.R. Donnelley & Sons Company	17,700	493,476
Watson Wyatt Worldwide, Inc., Class A	8,500	498,015
		7,899,194

Chemicals - 3.80%
CF Industries Holdings, Inc.	31,300	4,770,120
FMC Corp.	22,118	1,626,558
Minerals Technologies, Inc.	10,900	715,912
Terra Industries, Inc.	34,600	1,738,650
W. R. Grace & Company *	14,000	368,060
		9,219,300

Coal - 0.21%
Massey Energy Company	7,700	507,892

Commercial Services - 0.27%
American Water Works Company, Inc.	28,800	660,960

Computer Services - 0.36%
NetApp, Inc. *	34,100	868,868

Computers & Business Equipment - 3.68%
3Com Corp. *	232,300	492,476

Mid Cap Intersection Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Computers & Business Equipment (continued)
Avocent Corp. *	63,400	$1,487,998
Ingram Micro, Inc., Class A *	153,701	2,906,486
Parametric Technology Corp. *	58,180	1,168,254
Seagate Technology	85,600	1,276,296
Tech Data Corp. *	16,900	576,966
Western Digital Corp. *	37,300	1,016,798
		8,925,274

Construction & Mining Equipment - 0.92%
Joy Global, Inc.	31,320	2,224,973

Containers & Glass - 0.73%
Owens-Illinois, Inc. *	39,600	1,766,160

Crude Petroleum & Natural Gas - 5.29%
Cimarex Energy Company	31,589	1,754,453
Forest Oil Corp. *	10,200	580,584
Newfield Exploration Company *	15,800	714,476
Noble Energy, Inc.	58,392	4,188,458
Unit Corp. *	55,900	3,786,107
W&T Offshore, Inc.	35,400	1,244,664
Whiting Petroleum Corp. *	5,800	558,192
		12,826,934

Domestic Oil - 1.81%
Continental Resources, Inc. *	15,400	772,618
Encore Aquisition Company *	26,045	1,342,880
McMoran Exploration Company *	19,400	530,590
Oil States International, Inc. *	7,400	411,662
St. Mary Land & Exploration Company	31,300	1,321,486
		4,379,236

Drugs & Health Care - 0.73%
Perrigo Company	50,740	1,775,393

Educational Services - 2.08%
DeVry, Inc.	24,900	1,284,342
ITT Educational Services, Inc. *	34,823	3,096,113
Strayer Education, Inc.	3,200	671,488
		5,051,943

Electrical Equipment - 0.42%
GrafTech International, Ltd. *	21,778	442,529
Wesco International, Inc. *	14,700	565,068
		1,007,597

Electrical Utilities - 2.31%
CenterPoint Energy, Inc.	87,100	1,383,148
DPL, Inc.	31,300	776,866
Hawaiian Electric Industries, Inc.	23,900	632,155
Integrys Energy Group, Inc.	11,000	574,970
Pepco Holdings, Inc.	87,685	2,222,815
		5,589,954

Electronics - 2.42%
Amphenol Corp., Class A	41,852	1,988,807
Avnet, Inc. *	54,900	1,611,315
Synopsys, Inc. *	55,900	1,203,527
Vishay Intertechnology, Inc. *	118,600	1,054,354
		5,858,003

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Mid Cap Intersection Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Energy - 2.61%
Energen Corp.	32,700	$1,825,968
MDU Resources Group, Inc.	92,453	3,054,647
SCANA Corp.	36,700	1,438,640
		6,319,255

Financial Services - 3.86%
CapitalSource, Inc.	137,100	1,724,718
Discover Financial Services	50,000	822,500
IntercontinentalExchange, Inc. *	8,600	757,058
Knight Capital Group, Inc. *	36,800	634,432
UMB Financial Corp.	46,300	2,408,989
Waddell & Reed Financial, Inc., Class A	93,465	3,009,573
		9,357,270

Food & Beverages - 0.79%
Hormel Foods Corp.	37,100	1,322,986
Pepsi Bottling Group, Inc.	19,700	582,726
		1,905,712

Furniture & Fixtures - 0.14%
Furniture Brands International, Inc.	39,300	351,735

Gas & Pipeline Utilities - 2.91%
Atmos Energy Corp.	13,500	371,790
National Fuel Gas Company	59,100	2,796,021
Questar Corp.	15,700	814,673
UGI Corp.	111,890	3,076,975
		7,059,459

Healthcare Products - 2.04%
Beckman Coulter, Inc.	32,142	2,372,722
Bruker BioSciences Corp. *	87,800	1,355,632
Owens & Minor, Inc.	13,400	618,008
STERIS Corp.	16,000	588,320
		4,934,682

Healthcare Services - 2.14%
Coventry Health Care, Inc. *	19,100	668,882
Health Net, Inc. *	49,600	1,371,440
Healthspring, Inc. *	31,600	627,576
Kindred Healthcare, Inc. *	47,040	1,454,947
Omnicare, Inc.	32,800	1,057,800
		5,180,645

Homebuilders - 0.46%
Walter Industries, Inc.	11,800	1,106,840

Hotels & Restaurants - 0.28%
Bob Evans Farms, Inc.	24,500	687,715

Household Products - 0.73%
Tupperware Brands Corp.	49,600	1,771,712

Industrial Machinery - 4.96%
AGCO Corp. *	41,899	2,582,235
Dover Corp.	26,570	1,312,026
Flowserve Corp.	18,400	2,431,008
Gardner Denver, Inc. *	39,390	1,778,065
Manitowoc Company, Inc.	39,400	992,092
Parker-Hannifin Corp.	38,110	2,441,708
Robbins & Myers, Inc.	10,700	479,895
		12,017,029

Mid Cap Intersection Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Industrials - 0.41%
Harsco Corp.	19,017	$1,001,055

Insurance - 5.33%
Allied World Assurance Holdings, Ltd.	48,500	1,873,070
Assurant, Inc.	58,200	3,400,626
Axis Capital Holdings, Ltd.	75,900	2,537,337
Everest Re Group, Ltd.	41,206	3,384,249
Unum Group	67,500	1,715,175
		12,910,457

Internet Retail - 0.90%
Expedia, Inc. *	22,100	390,286
Netflix, Inc. *	58,297	1,797,880
		2,188,166

Internet Software - 0.82%
McAfee, Inc. *	49,949	1,975,982

Leisure Time - 0.31%
WMS Industries, Inc. *	22,700	762,720

Manufacturing - 2.22%
Acuity Brands, Inc.	39,460	1,716,905
Ceradyne, Inc. *	19,870	895,342
Nordson Corp.	18,400	986,792
SPX Corp.	14,990	1,787,557
		5,386,596

Medical-Hospitals - 1.67%
LifePoint Hospitals, Inc. *	59,245	1,998,926
Universal Health Services, Inc., Class B	33,100	2,044,918
		4,043,844

Metal & Metal Products - 2.19%
Commercial Metals Company	49,455	1,287,314
Precision Castparts Corp.	21,969	2,268,519
Reliance Steel & Aluminum Company	30,547	1,741,484
		5,297,317

Mining - 1.63%
Cleveland-Cliffs, Inc.	39,080	3,955,678

Office Furnishings & Supplies - 0.61%
Herman Miller, Inc.	32,600	917,364
Steelcase, Inc. Class A	50,100	556,110
		1,473,474

Petroleum Services - 1.52%
Pride International, Inc. *	40,414	1,552,302
SEACOR Holdings, Inc. *	8,800	775,720
Superior Energy Services, Inc. *	28,700	1,350,048
		3,678,070

Pharmaceuticals - 2.11%
Alkermes, Inc. *	64,600	863,702
Amylin Pharmaceuticals, Inc. *	42,300	929,754
Vertex Pharmaceuticals, Inc. *	76,122	2,044,637
Watson Pharmaceuticals, Inc. *	42,500	1,288,175
		5,126,268

Publishing - 0.59%
American Greetings Corp., Class A	47,300	760,584

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Mid Cap Intersection Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Publishing (continued)
Scholastic Corp.	25,800	$673,380
		1,433,964

Real Estate - 3.57%
Annaly Capital Management, Inc., REIT	75,800	1,133,968
Douglas Emmett, Inc., REIT	21,500	508,905
Forest City Enterprises, Inc., Class A	34,400	989,344
Host Hotels & Resorts, Inc., REIT	121,900	1,743,170
Liberty Property Trust, REIT	22,200	838,272
Mack-California Realty Corp., REIT	21,900	885,198
Sunstone Hotel Investors, Inc., REIT	179,600	2,546,728
		8,645,585

Retail Grocery - 0.52%
SUPERVALU, Inc.	54,700	1,268,493

Retail Trade - 4.24%
Advance Auto Parts, Inc.	11,000	473,440
Aeropostale, Inc. *	57,327	1,998,419
American Eagle Outfitters, Inc.	64,415	969,447
BJ’s Wholesale Club, Inc. *	64,300	2,445,329
Rent-A-Center, Inc. *	31,700	718,322
Ross Stores, Inc.	54,600	2,195,466
Urban Outfitters, Inc. *	41,400	1,474,668
		10,275,091

Semiconductors - 3.76%
Emulex Corp. *	52,800	708,576
Integrated Device Technology, Inc. *	72,700	769,893
Lam Research Corp. *	113,772	4,182,259
LSI Logic Corp. *	214,400	1,425,760
MKS Instruments, Inc. *	39,500	890,330
Triquint Semiconductor, Inc. *	67,500	424,575
Varian Semiconductor Equipment Associates, Inc. *	21,900	707,370
		9,108,763

Software - 3.05%
Activision Blizzard, Inc. *	73,200	2,402,424
BMC Software, Inc. *	101,500	3,304,840
Sybase, Inc. *	49,299	1,696,379
		7,403,643

Steel - 1.07%
AK Steel Holding Corp.	7,400	389,314
Steel Dynamics, Inc.	88,600	2,199,938
		2,589,252

Telephone - 1.19%
CenturyTel, Inc.	57,900	2,236,677
Harris Corp.	12,528	655,966
		2,892,643

Toys, Amusements & Sporting Goods - 0.61%
Hasbro, Inc.	39,600	1,481,040

Transportation - 0.39%
Overseas Shipholding Group, Inc.	13,200	946,968

Trucking & Freight - 1.26%
J.B. Hunt Transport Services, Inc.	27,200	991,440
Landstar Systems, Inc.	17,800	872,556

Mid Cap Intersection Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Trucking & Freight (continued)
Oshkosh Corp.	25,400	$391,668
Werner Enterprises, Inc.	35,300	805,193
		3,060,857
TOTAL COMMON STOCKS (Cost $236,740,113)		$236,823,666

REPURCHASE AGREEMENTS - 2.20%
Repurchase Agreement with State Street Corp. dated 08/29/2008 at 1.70% to be repurchased at $5,330,007 on 09/02/2008, collateralized by $5,390,000 Federal National Mortgage Association, 3.20% due 05/06/2010 (valued at $5,436,354, including interest)	$5,329,000	$5,329,000
TOTAL REPURCHASE AGREEMENTS (Cost $5,329,000)		$5,329,000
Total Investments (Mid Cap Intersection Fund) (Cost $242,069,113) - 99.91%		$242,152,666
Other Assets in Excess of Liabilities - 0.09%		214,430
TOTAL NET ASSETS - 100.00%		$242,367,096

Mid Cap Stock Fund
	Shares or Principal Amount	Value
COMMON STOCKS - 93.04%

Advertising - 1.40%
Focus Media Holding, Ltd., ADR * (a)	310,500	$10,159,560

Aerospace - 1.69%
Rolls-Royce Group PLC *	704,792	5,086,731
Teledyne Technologies, Inc. *	115,100	7,174,183
		12,260,914

Aluminum - 0.76%
Century Aluminum Company *	113,100	5,514,756

Apparel & Textiles - 1.49%
ASICS Corp.	679,700	5,988,340
Liz Claiborne, Inc.	297,475	4,822,070
		10,810,410

Auto Parts - 1.01%
Titan International, Inc.	274,525	7,340,799

Automobiles - 1.03%
PACCAR, Inc.	174,700	7,522,582

Banking - 0.39%
Comerica, Inc.	101,700	2,856,753

Biotechnology - 3.53%
Cephalon, Inc. *	178,277	13,659,584
Charles River Laboratories International, Inc. *	183,400	12,032,874
		25,692,458

Building Materials & Construction - 1.15%
Chicago Bridge & Iron Company NV	260,400	8,338,008

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Mid Cap Stock Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Business Services - 3.10%
Ariba, Inc. *	629,600	$9,274,008
Global Payments, Inc.	109,100	5,259,711
Net 1 UEPS Technologies, Inc. *	299,300	8,027,226
		22,560,945
Cellular Communications - 1.57%
Metropcs Communications, Inc. *	675,700	11,399,059
Chemicals - 5.31%
FMC Corp.	181,300	13,332,802
Kingboard Chemical Holdings, Ltd.	2,055,100	9,247,992
Solutia, Inc. *	412,591	6,931,529
Terra Industries, Inc.	181,500	9,120,375
		38,632,698

Coal - 2.22%
Arch Coal, Inc.	159,400	8,645,856
CONSOL Energy, Inc.	110,300	7,468,413
		16,114,269
Crude Petroleum & Natural Gas - 4.49%
Chesapeake Energy Corp.	189,928	9,192,515
EOG Resources, Inc.	88,300	9,220,286
Forest Oil Corp. *	131,100	7,462,212
Ultra Petroleum Corp. *	99,500	6,780,925
		32,655,938
Drugs & Health Care - 1.48%
Shionogi & Company, Ltd.	475,947	10,729,697
Electrical Equipment - 1.76%
FLIR Systems, Inc. *	358,900	12,812,730
Electronics - 0.88%
Itron, Inc. *	61,400	6,359,812
Energy - 2.40%
Covanta Holding Corp. *	340,500	9,472,710
SunPower Corp., Class A. *	81,800	7,979,590
		17,452,300
Financial Services - 4.34%
Interactive Data Corp.	265,900	8,003,590
Redecard SA	265,600	4,730,287
Western Union Company	680,110	18,784,638
		31,518,515
Gas & Pipeline Utilities - 0.83%
El Paso Corp.	358,300	6,005,108
Healthcare Products - 4.49%
Mindray Medical International, Ltd., ADR	239,900	9,329,711
St. Jude Medical, Inc. *	229,800	10,531,734
The Medicines Company *	151,539	3,691,490
Varian Medical Systems, Inc. *	143,600	9,069,776
		32,622,711

Healthcare Services - 1.29%
McKesson Corp.	162,000	9,360,360

Hotels & Restaurants - 0.55%
Burger King Holdings, Inc.	161,600	4,010,912

Household Products - 2.15%
Jarden Corp. *	607,468	15,593,704

Mid Cap Stock Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Industrial Machinery - 3.27%
Flowserve Corp.	57,310	$7,571,797
Manitowoc Company, Inc.	289,200	7,282,056
Pall Corp.	219,200	8,901,712
		23,755,565

Industrials - 1.41%
Aecom Technology Corp. *	319,900	10,224,004

Insurance - 0.36%
Marsh & McLennan Companies, Inc.	82,800	2,643,804

Internet Service Provider - 1.64%
Baidu.com, Inc., SADR *	13,900	4,360,708
Equinix, Inc. *	94,200	7,583,100
		11,943,808

Internet Software - 1.91%
McAfee, Inc. *	351,700	13,913,252

Leisure Time - 2.46%
DreamWorks Animation SKG, Inc., Class A *	323,239	10,304,859
Electronic Arts, Inc. *	155,700	7,599,717
		17,904,576

Life Sciences - 1.67%
Pharmaceutical Product Development, Inc.	296,800	12,109,440

Manufacturing - 2.51%
Hansen Transmissions International NV *	1,337,996	6,836,533
Snap-on, Inc.	200,300	11,421,106
		18,257,639

Metal & Metal Products - 2.37%
Cameco Corp.	322,052	9,687,324
Precision Castparts Corp.	72,900	7,527,654
		17,214,978

Mining - 0.93%
Freeport-McMoRan Copper & Gold, Inc., Class B	75,530	6,746,340

Pharmaceuticals - 4.58%
Alexion Pharmaceuticals, Inc. *	109,800	4,949,784
Alkermes, Inc. *	261,201	3,492,257
Amylin Pharmaceuticals, Inc. *	241,167	5,300,851
Auxilium Pharmaceuticals, Inc. * (a)	136,600	5,369,746
Elan Corp. PLC, SADR *	359,300	4,811,027
Onyx Pharmaceuticals, Inc. *	119,800	4,896,226
Regeneron Pharmaceuticals, Inc. *	205,200	4,456,944
		33,276,835

Railroads & Equipment - 1.07%
Kansas City Southern *	151,700	7,801,931

Retail Trade - 8.71%
Advance Auto Parts, Inc.	246,300	10,600,752
Aeropostale, Inc. *	152,200	5,305,692
BJ’s Wholesale Club, Inc. *	262,210	9,971,846
Dick’s Sporting Goods, Inc. *	402,400	9,210,936
Kohl’s Corp. *	185,000	9,096,450
Staples, Inc.	396,600	9,597,720
The Gap, Inc.	489,000	9,511,050
		63,294,446

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Mid Cap Stock Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Semiconductors - 0.99%
Lam Research Corp. *	196,700	$7,230,692

Software - 5.90%
BMC Software, Inc. *	289,300	9,419,608
Nuance Communications, Inc. *	217,500	3,436,500
Red Hat, Inc. *	575,200	12,079,200
Solera Holdings, Inc. *	243,800	7,516,354
UbiSoft Entertainment SA *	111,920	10,439,865
		42,891,527

Telecommunications Equipment & Services - 2.08%
Atheros Communications, Inc. *	318,600	10,389,546
NICE Systems, Ltd., ADR *	155,300	4,756,839
		15,146,385

Toys, Amusements & Sporting Goods - 1.21%
Marvel Entertainment, Inc. *	260,300	8,816,361

Travel Services - 0.66%
Ctrip.com International, Ltd., ADR	95,000	4,776,600
TOTAL COMMON STOCKS (Cost $634,813,311)		$676,273,181

SHORT TERM INVESTMENTS - 2.13%
John Hancock Cash Investment Trust, 2.5657% (c)(i)	$15,511,884	$15,511,884
TOTAL SHORT TERM INVESTMENTS (Cost $15,511,884)		$15,511,884

REPURCHASE AGREEMENTS - 6.87%
Merrill Lynch Tri-Party Repurchase Agreement dated 08/29/2008 at 2.12% to be repurchased at $49,911,754 on 09/02/2008, collateralized by $181,553,000 Federal National Mortgage Association, 5.50% due 12/01/2022 (valued at $50,899,255, including interest)	$49,900,000	$49,900,000
TOTAL REPURCHASE AGREEMENTS (Cost $49,900,000)		$49,900,000
Total Investments (Mid Cap Stock Fund) (Cost $700,225,195) - 102.04%		$741,685,065
Liabilities in Excess of Other Assets - (2.04)%		(14,794,310)
TOTAL NET ASSETS - 100.00%		$726,890,755

Mid Cap Value Fund
	Shares or Principal Amount	Value
COMMON STOCKS - 95.44%

Advertising - 2.56%
Interpublic Group of Companies, Inc. *	543,206	$5,106,136

Auto Parts - 2.59%
ArvinMeritor, Inc.	105,300	1,580,553

Mid Cap Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Auto Parts (continued)
Genuine Parts Company	84,393	$3,579,951
		5,160,504

Banking - 3.84%
Comerica, Inc.	66,200	1,859,558
Fifth Third Bancorp	132,700	2,094,006
M&T Bank Corp.	27,500	1,961,850
Zions Bancorp (a)	65,000	1,744,600
		7,660,014

Building Materials & Construction - 1.59%
KBR, Inc.	80,731	1,981,946
Owens Corning, Inc. *	48,800	1,180,472
		3,162,418

Business Services - 3.44%
Arbitron, Inc.	58,000	2,781,680
R.R. Donnelley & Sons Company	146,076	4,072,599
		6,854,279

Chemicals - 2.61%
Eastman Chemical Company	60,562	3,653,100
Valspar Corp.	65,600	1,552,096
		5,205,196

Containers & Glass - 4.44%
Ball Corp.	86,922	3,991,458
Pactiv Corp. *	180,973	4,862,745
		8,854,203

Crude Petroleum & Natural Gas - 1.71%
EOG Resources, Inc.	32,715	3,416,100

Domestic Oil - 1.32%
Range Resources Corp.	56,500	2,622,730

Electrical Equipment - 1.10%
Hubbell, Inc., Class B	50,637	2,203,216

Electrical Utilities - 7.64%
Ameren Corp.	123,442	5,167,282
CMS Energy Corp.	340,723	4,623,611
Northeast Utilities	202,321	5,440,412
		15,231,305

Food & Beverages - 4.44%
Coca-Cola Enterprises, Inc.	195,115	3,330,613
Dean Foods Company *	113,900	2,866,863
Smithfield Foods, Inc. *	132,200	2,658,542
		8,856,018

Gas & Pipeline Utilities - 4.04%
NiSource, Inc.	264,651	4,361,448
Southwest Gas Corp.	32,745	993,811
Transocean, Inc. *	21,271	2,705,671
		8,060,930

Healthcare Products - 1.69%
Covidien, Ltd.	62,200	3,363,154

Healthcare Services - 1.08%
Healthsouth Corp. * (a)	119,400	2,148,006

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Mid Cap Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Hotels & Restaurants - 1.42%
Brinker International, Inc.	149,198	$2,822,826

Industrial Machinery - 2.42%
Cummins, Inc.	42,768	2,786,763
W.W. Grainger, Inc.	22,588	2,033,597
		4,820,360

Insurance - 3.97%
ACE, Ltd. *	57,963	3,049,433
Conseco, Inc. *	277,363	2,487,946
PartnerRe, Ltd.	34,515	2,378,429
		7,915,808

Internet Software - 2.58%
McAfee, Inc. *	130,054	5,144,936

Manufacturing - 2.52%
Pentair, Inc.	27,600	1,014,300
Snap-on, Inc.	70,434	4,016,147
		5,030,447

Metal & Metal Products - 1.92%
Timken Company	118,644	3,834,574

Office Furnishings & Supplies - 1.17%
OfficeMax, Inc.	191,245	2,340,839

Paper - 1.47%
AbitibiBowater, Inc. * (a)	80,317	528,486
MeadWestvaco Corp.	90,779	2,403,828
		2,932,314

Petroleum Services - 2.07%
Halliburton Company	93,933	4,127,416

Pharmaceuticals - 5.24%
King Pharmaceuticals, Inc. *	437,929	5,009,908
Mylan, Inc. *	421,588	5,434,269
		10,444,177

Publishing - 0.71%
Gannett Company, Inc.	63,200	1,124,328
Idearc, Inc.	171,600	283,140
		1,407,468

Retail Grocery - 3.01%
Safeway, Inc.	107,373	2,828,205
The Kroger Company	115,000	3,176,300
		6,004,505

Retail Trade - 2.48%
Foot Locker, Inc.	168,326	2,742,031
Macy’s, Inc.	105,566	2,197,884
		4,939,915

Sanitary Services - 1.68%
Allied Waste Industries, Inc. *	249,500	3,353,280

Semiconductors - 0.99%
Marvell Technology Group, Ltd. *	139,300	1,965,523

Software - 1.49%
Sybase, Inc. *	86,233	2,967,278

Mid Cap Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Telecommunications Equipment & Services - 4.65%
ADC Telecommunications, Inc. *	237,049	$2,429,752
JDS Uniphase Corp. *	405,475	4,119,626
Tellabs, Inc. *	521,011	2,714,468
		9,263,846

Telephone - 10.31%
CenturyTel, Inc.	112,553	4,347,922
Embarq Corp.	125,900	5,937,445
Qwest Communications International, Inc. (a)	1,381,000	5,220,180
Windstream Corp.	406,900	5,053,698
		20,559,245

Tires & Rubber - 1.25%
Goodyear Tire & Rubber Company *	127,100	2,492,431
TOTAL COMMON STOCKS (Cost $208,428,980)		$190,271,397

SHORT TERM INVESTMENTS - 4.82%
John Hancock Cash Investment Trust, 2.5657% (c)(i)	$9,605,482	$9,605,482
TOTAL SHORT TERM INVESTMENTS (Cost $9,605,482)		$9,605,482

REPURCHASE AGREEMENTS - 4.00%
Repurchase Agreement with State Street Corp. dated 08/29/2008 at 1.70% to be repurchased at $7,981,507 on 09/02/2008, collateralized by $8,005,000 Federal National Mortgage Association, 3.375% due 03/05/2010 (valued at $8,143,487, including interest)	$7,980,000	$7,980,000
TOTAL REPURCHASE AGREEMENTS (Cost $7,980,000)		$7,980,000
Total Investments (Mid Cap Value Fund) (Cost $226,014,462) - 104.26%		$207,856,879
Liabilities in Excess of Other Assets - (4.26)%		(8,495,554)
TOTAL NET ASSETS - 100.00%		$199,361,325

Mid Cap Value Equity Fund
	Shares or Principal Amount	Value
COMMON STOCKS - 98.04%

Advertising - 0.56%
Interpublic Group of Companies, Inc. *	53,710	$504,874

Aerospace - 1.36%
Goodrich Corp.	17,038	873,198
Spirit Aerosystems Holdings, Inc., Class A *	15,670	357,276
		1,230,474

Air Travel - 1.41%
AMR Corp. *	27,517	284,251
Continental Airlines, Inc., Class B *	14,065	228,556

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Mid Cap Value Equity Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Air Travel (continued)
Delta Air Lines, Inc. *	26,173	$212,786
Northwest Airlines *	24,039	235,101
UAL Corp. *	4,898	54,417
US Airways Group, Inc. *	31,110	264,124
		1,279,235

Apparel & Textiles - 1.88%
Liz Claiborne, Inc.	17,279	280,092
Mohawk Industries, Inc. *	6,442	444,820
VF Corp.	12,315	975,964
		1,700,876

Auto Parts - 1.77%
ArvinMeritor, Inc.	36,877	553,524
Genuine Parts Company	5,347	226,820
Johnson Controls, Inc.	5,466	169,009
Magna International, Inc., Class A	2,806	160,699
WABCO Holdings, Inc.	11,182	489,771
		1,599,823

Automobiles - 2.31%
Ford Motor Company * (a)	408,242	1,820,759
General Motors Corp. (a)	27,370	273,700
		2,094,459

Building Materials & Construction - 1.09%
Chicago Bridge & Iron Company NV	18,517	592,914
Foster Wheeler, Ltd. *	4,048	201,145
KBR, Inc.	7,836	192,374
		986,433

Business Services - 2.60%
Computer Sciences Corp. *	15,722	739,406
Deluxe Corp.	11,833	195,363
Dun & Bradstreet Corp.	3,325	305,800
Fluor Corp.	8,418	674,534
Jacobs Engineering Group, Inc. *	3,025	223,306
Pitney Bowes, Inc.	6,426	219,448
		2,357,857

Chemicals - 3.88%
Eastman Chemical Company	26,216	1,581,349
Lubrizol Corp.	15,941	844,714
PPG Industries, Inc.	17,272	1,085,718
		3,511,781

Construction & Mining Equipment - 0.43%
National Oilwell Varco, Inc. *	5,294	390,327

Construction Materials - 0.28%
USG Corp. *	9,080	252,061

Crude Petroleum & Natural Gas - 4.97%
Chesapeake Energy Corp.	9,388	454,379
Hess Corp.	4,420	462,818
Newfield Exploration Company *	22,344	1,010,396
Pioneer Natural Resources Company	20,498	1,294,859
Southwestern Energy Company *	21,145	811,333
Sunoco, Inc.	7,652	339,596
Ultra Petroleum Corp. *	1,912	130,303
		4,503,684

Mid Cap Value Equity Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Domestic Oil - 0.07%
Frontier Oil Corp.	3,546	$68,686

Electrical Equipment - 2.06%
A.O. Smith Corp.	14,168	583,297
Cooper Industries, Ltd., Class A	26,911	1,282,040
		1,865,337

Electrical Utilities - 2.31%
Allegheny Energy, Inc.	4,962	224,928
Consolidated Edison, Inc.	5,419	221,637
DTE Energy Company	5,664	238,794
Mirant Corp. *	6,684	197,713
PG&E Corp.	12,125	501,126
Pinnacle West Capital Corp.	6,451	227,011
Wisconsin Energy Corp.	10,346	483,882
		2,095,091

Electronics - 2.66%
Agilent Technologies, Inc. *	28,651	995,909
Celestica, Inc. *	86,470	726,348
Flextronics International, Ltd. *	76,618	683,432
		2,405,689

Energy - 2.05%
Energy East Corp.	12,975	352,920
McDermott International, Inc. *	14,426	501,015
Sempra Energy	17,311	1,002,653
		1,856,588

Financial Services - 0.57%
Invesco, Ltd.	19,999	512,574

Forest Products - 0.82%
Rayonier, Inc.	16,546	744,405

Gas & Pipeline Utilities - 3.90%
El Paso Corp.	54,654	916,001
Enbridge, Inc.	30,388	1,274,473
NiSource, Inc.	12,988	214,042
Questar Corp.	8,576	445,008
Transocean, Inc. *	5,409	688,025
		3,537,549

Healthcare Services - 0.36%
McKesson Corp.	5,622	324,839

Holdings Companies/Conglomerates - 0.77%
Loews Corp.	7,756	336,843
Textron, Inc.	8,813	362,214
		699,057

Homebuilders - 0.49%
Centex Corp.	5,803	94,125
D.R. Horton, Inc.	9,260	115,379
KB Home	5,747	119,538
Pulte Homes, Inc.	7,738	112,278
		441,320

Household Appliances - 0.91%
Whirlpool Corp.	10,088	820,760

Industrial Machinery - 5.58%
AGCO Corp. *	10,970	676,081

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Mid Cap Value Equity Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Industrial Machinery (continued)
Cameron International Corp. *	19,931	$928,585
Cummins, Inc.	9,246	602,470
Ingersoll-Rand Company, Ltd., Class A	35,122	1,297,056
Manitowoc Company, Inc.	25,946	653,320
Parker-Hannifin Corp.	3,182	203,871
Terex Corp. *	13,825	695,259
		5,056,642

Insurance - 12.41%
ACE, Ltd. *	10,565	555,825
Aon Corp.	41,269	1,959,865
Assurant, Inc.	12,875	752,286
Axis Capital Holdings, Ltd.	25,694	858,950
Everest Re Group, Ltd.	23,906	1,963,400
Lincoln National Corp.	11,715	594,653
Marsh & McLennan Companies, Inc.	22,802	728,068
PartnerRe, Ltd.	24,790	1,708,279
Willis Group Holdings, Ltd.	15,224	524,010
XL Capital, Ltd., Class A	79,379	1,595,518
		11,240,854

International Oil - 1.40%
Nabors Industries, Ltd. *	9,118	324,601
Weatherford International, Ltd. *	24,593	948,798
		1,273,399

Internet Software - 0.95%
McAfee, Inc. *	21,661	856,909

Leisure Time - 2.78%
National Cinemedia, Inc.	31,113	348,155
Regal Entertainment Group, Class A	44,745	749,926
Royal Caribbean Cruises, Ltd.	52,139	1,417,138
		2,515,219

Manufacturing - 4.02%
Eaton Corp.	24,737	1,810,254
Reddy Ice Holdings, Inc.	18,994	159,929
Rockwell Automation, Inc.	10,509	496,130
Stanley Works	24,576	1,178,419
		3,644,732

Metal & Metal Products - 0.28%
Timken Company	7,780	251,450

Mining - 0.77%
Freeport-McMoRan Copper & Gold, Inc.,
Class B	7,775	694,463

Paper - 0.73%
MeadWestvaco Corp.	24,868	658,505

Petroleum Services - 2.75%
BJ Services Company	56,717	1,522,851
ENSCO International, Inc.	4,519	306,298
Smith International, Inc.	7,486	521,774
Tesoro Corp.	7,776	144,245
		2,495,168

Pharmaceuticals - 1.92%
Hospira, Inc. *	5,656	228,276
King Pharmaceuticals, Inc. *	26,951	308,319

Mid Cap Value Equity Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Pharmaceuticals (continued)
Mylan, Inc. *	93,394	$1,203,849
		1,740,444

Railroads & Equipment - 2.91%
CSX Corp.	19,514	1,262,165
Kansas City Southern *	26,751	1,375,804
		2,637,969

Real Estate - 3.70%
Avalon Bay Communities, Inc., REIT	6,971	697,100
Boston Properties, Inc., REIT	3,860	395,534
Equity Residential, REIT	20,084	847,545
Simon Property Group, Inc., REIT	7,341	696,514
The St. Joe Company, REIT (a)	13,105	488,423
Ventas, Inc., REIT	4,950	224,829
		3,349,945

Retail Trade - 5.48%
Bed Bath & Beyond, Inc. *	17,996	551,757
Family Dollar Stores, Inc.	47,617	1,186,616
J.C. Penney Company, Inc.	6,404	249,564
Kohl’s Corp. *	20,300	998,151
Macy’s, Inc.	42,233	879,291
Nordstrom, Inc.	8,000	248,800
Ritchie Brothers Auctioneers, Inc. (a)	32,044	847,884
		4,962,063

Sanitary Services - 0.11%
Insituform Technologies, Inc., Class A *	5,411	99,346

Semiconductors - 4.53%
Intersil Corp., Class A	24,624	576,940
LSI Logic Corp. *	129,346	860,151
Maxim Integrated Products, Inc.	35,581	731,190
Microchip Technology, Inc.	23,986	767,792
Micron Technology, Inc. *	88,131	373,675
National Semiconductor Corp.	37,024	793,424
		4,103,172

Software - 0.88%
BMC Software, Inc. *	24,462	796,483

Steel - 0.55%
Nucor Corp.	9,529	500,273

Telecommunications Equipment & Services - 0.38%
Tellabs, Inc. *	66,177	344,782

Telephone - 2.16%
CenturyTel, Inc.	13,139	507,560
Embarq Corp.	9,811	462,687
Qwest Communications International, Inc. (a)	125,912	475,947
Windstream Corp.	41,101	510,474
		1,956,668

Tires & Rubber - 0.31%
Goodyear Tire & Rubber Company *	14,486	284,071

Tobacco - 3.37%
Lorillard, Inc.	42,205	3,048,890

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Mid Cap Value Equity Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Toys, Amusements & Sporting Goods - 0.56%
Hasbro, Inc.	13,480	$504,152
TOTAL COMMON STOCKS (Cost $90,344,599)		$88,799,378

CONVERTIBLE BONDS - 0.32%

Telephone - 0.32%
Qwest Communications International, Inc. 3.50% due 11/15/2025	302,000	290,737
TOTAL CONVERTIBLE BONDS (Cost $408,455)		$290,737

SHORT TERM INVESTMENTS - 5.25%
Federal Home Loan Bank Discount Notes zero coupon due 09/02/2008	$2,500,000	$2,499,865
John Hancock Cash Investment Trust, 2.5657% (c)(i)	2,258,091	2,258,091
TOTAL SHORT TERM INVESTMENTS (Cost $4,757,956)		$4,757,956
Total Investments (Mid Cap Value Equity Fund) (Cost $95,511,010) - 103.61%		$93,848,071
Liabilities in Excess of Other Assets - (3.61)%		(3,270,806)
TOTAL NET ASSETS - 100.00%		$90,577,265

Natural Resources Fund
	Shares or Principal Amount	Value
COMMON STOCKS - 96.06%

Coal - 5.06%
CONSOL Energy, Inc.	310,386	$21,016,236
Peabody Energy Corp.	204,800	12,892,160
		33,908,396

Crude Petroleum & Natural Gas - 15.69%
Devon Energy Corp.	75,200	7,674,160
EOG Resources, Inc.	293,869	30,685,801
Marathon Oil Corp.	286,009	12,890,426
Newfield Exploration Company *	189,052	8,548,931
Noble Energy, Inc.	112,264	8,052,697
Penn West Energy Trust, ADR	152,700	4,483,272
Rosneft Oil Company, GDR *	793,819	6,771,276
Ultra Petroleum Corp. *	115,100	7,844,065
XTO Energy, Inc.	362,332	18,265,156
		105,215,784

Domestic Oil - 4.65%
Denbury Resources, Inc. *	361,000	8,985,290
Suncor Energy, Inc.	388,114	22,223,895
		31,209,185

Gas & Pipeline Utilities - 5.92%
Eni SpA, SADR	101,300	6,589,565
Equitable Resources, Inc.	233,660	11,661,971
OAO Gazprom, SADR	373,900	14,548,765
Transocean, Inc. *	54,579	6,942,449
		39,742,750

Natural Resources Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Gold - 3.06%
AngloGold Ashanti, Ltd., SADR	324,841	$8,744,719
Barrick Gold Corp.	176,056	6,114,425
Gold Fields, Ltd.	618,166	5,656,460
		20,515,604

International Oil - 27.32%
BP PLC, SADR	296,827	17,106,140
Canadian Natural Resources, Ltd.	380,133	32,449,854
ConocoPhillips	80,528	6,644,365
EnCana Corp.	356,354	26,785,282
Exxon Mobil Corp.	235,605	18,850,756
Lukoil Oil Company, ADR	277,127	20,590,536
Petroleo Brasileiro SA, ADR	481,196	25,378,277
Royal Dutch Shell PLC, ADR	289,469	20,123,885
Talisman Energy, Inc.	867,298	15,331,686
		183,260,781

Metal & Metal Products - 11.57%
Alumina, Ltd.	2,969,707	12,637,752
Cameco Corp.	377,922	11,367,894
Companhia Vale Do Rio Doce, SADR *	1,226,604	29,156,377
Sumitomo Metal Industries, Ltd.	1,814,000	8,013,439
Vedanta Resources PLC	497,525	16,427,231
		77,602,693

Mining - 8.38%
Anglo American PLC	115,405	6,134,439
Anglo Platinum, Ltd.	116,910	14,726,545
Freeport-McMoRan Copper & Gold, Inc., Class B	147,230	13,150,584
Teck Cominco, Ltd.	142,400	5,949,203
Xstrata PLC	290,982	16,223,165
		56,183,936

Petroleum Services - 11.62%
Baker Hughes, Inc.	205,300	16,426,053
Halliburton Company	266,102	11,692,522
Petro-Canada	225,131	9,954,700
Reliance Industries, Ltd., GDR	84,391	8,061,595
Total SA, ADR	254,262	18,276,352
Valero Energy Corp.	389,966	13,555,218
		77,966,440

Steel - 2.79%
ArcelorMittal (a)	155,925	12,258,823
POSCO, SADR (a)	60,200	6,447,420
		18,706,243
TOTAL COMMON STOCKS (Cost $560,672,414)		$644,311,812

PREFERRED STOCKS - 0.18%

Mining - 0.18%
Anglo Platinum, Ltd., 6.38% (b)(k)	26,800	1,201,169
TOTAL PREFERRED STOCKS (Cost $869,924)		$1,201,169

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Natural Resources Fund (continued)
	Shares or Principal Amount	Value
RIGHTS - 0.00%

Metal & Metal Products - 0.00%
Alumina, Ltd. (Expiration date 09/19/2008) *	781,501	$0
TOTAL RIGHTS (Cost $0)		$0

SHORT TERM INVESTMENTS - 2.87%
John Hancock Cash Investment Trust, 2.5657% (c)(i)	$19,246,496	$19,246,496
TOTAL SHORT TERM INVESTMENTS (Cost $19,246,496)		$19,246,496

REPURCHASE AGREEMENTS - 3.44%
Merrill Lynch Tri-Party Repurchase Agreement dated 08/29/2008 at 2.12% to be repurchased at $23,105,441 on 09/02/2008, collateralized by $24,865,000 Federal National Mortgage Association, 5.50% due 02/01/2038 (valued at $23,562,351, including interest)	$23,100,000	$23,100,000
TOTAL REPURCHASE AGREEMENTS (Cost $23,100,000)		$23,100,000
Total Investments (Natural Resources Fund) (Cost $603,888,834) - 102.55%		$687,859,477
Liabilities in Excess of Other Assets - (2.55)%		(17,100,778)
TOTAL NET ASSETS - 100.00%		$670,758,699

Optimized All Cap Fund
	Shares or Principal Amount	Value
COMMON STOCKS - 99.56%

Advertising - 0.39%
Omnicom Group, Inc.	471	$19,966

Aerospace - 2.04%
BE Aerospace, Inc. *	1,646	39,422
Goodrich Corp.	414	21,217
Lockheed Martin Corp.	377	43,898
		104,537

Agriculture - 1.27%
Bunge, Ltd.	726	64,875

Air Travel - 1.06%
AMR Corp. *	1,583	16,353
Delta Air Lines, Inc. *	2,487	20,219
US Airways Group, Inc. *	2,121	18,007
		54,579

Auto Parts - 0.54%
LKQ Corp. *	1,471	27,552

Banking - 2.76%
Bank of America Corp.	2,517	78,379
Oriental Financial Group, Inc.	826	14,273

Optimized All Cap Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Banking (continued)
Unibanco - Uniao De Bancos
Brasileiros SA, ADR *	408	$48,781
		141,433

Business Services - 1.88%
Alliance Data Systems Corp. *	1,003	64,433
Insight Enterprises, Inc. *	1,041	17,322
R.R. Donnelley & Sons Company	530	14,776
		96,531

Cable & Television - 0.35%
Viacom, Inc., Class B *	613	18,071

Chemicals - 0.71%
OM Group, Inc. *	975	36,173

Commercial Services - 0.81%
AerCap Holdings NV *	1,367	18,960
Cenveo, Inc. *	1,543	16,001
Perficient, Inc. *	810	6,432
		41,393

Computers & Business Equipment - 5.91%
Apple, Inc. *	260	44,078
Hewlett-Packard Company	3,231	151,599
International Business Machines Corp.	662	80,585
Research In Motion, Ltd. *	220	26,752
		303,014

Containers & Glass - 0.27%
Ball Corp.	297	13,638

Cosmetics & Toiletries - 0.84%
Colgate-Palmolive Company	567	43,109

Crude Petroleum & Natural Gas - 1.48%
Apache Corp.	219	25,049
Devon Energy Corp.	271	27,656
XTO Energy, Inc.	459	23,138
		75,843

Drugs & Health Care - 0.60%
Qiagen NV *	1,448	30,669

Electrical Equipment - 4.03%
Cooper Industries, Ltd., Class A	1,098	52,309
Emerson Electric Company	3,002	140,494
GrafTech International, Ltd. *	689	14,000
		206,803

Electrical Utilities - 2.70%
Edison International	1,726	79,258
Mirant Corp. *	1,999	59,130
		138,388

Electronics - 3.34%
Amphenol Corp., Class A	1,809	85,964
Avnet, Inc. *	1,363	40,004
Trimble Navigation, Ltd. *	1,332	45,088
		171,056

Energy - 1.65%
Nexen, Inc.	2,702	84,492

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Optimized All Cap Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Financial Services - 7.18%
Allied Capital Corp. (a)	1,829	$26,978
Barclays PLC, SADR	3,146	80,852
Broadridge Financial Solutions, Inc.	1,403	28,018
Lehman Brothers Holdings, Inc.	1,642	26,420
Morgan Stanley	1,165	47,567
National Financial Partners Corp.	10	202
State Street Corp.	336	22,737
TD Ameritrade Holding Corp. *	1,852	37,836
Visa, Inc.	944	71,649
Wells Fargo & Company	859	26,002
		368,261

Food & Beverages - 2.62%
Flowers Foods, Inc.	2,637	69,722
The Coca-Cola Company	1,244	64,775
		134,497

Gas & Pipeline Utilities - 3.54%
Transocean, Inc. *	705	89,676
Williams Companies, Inc.	2,969	91,712
		181,388

Healthcare Products - 7.38%
DENTSPLY International, Inc.	372	14,579
Herbalife, Ltd.	2,189	103,102
Johnson & Johnson	1,240	87,333
St. Jude Medical, Inc. *	972	44,547
Stryker Corp.	1,914	128,602
		378,163

Holdings Companies/Conglomerates - 0.36%
General Electric Company	659	18,518

Hotels & Restaurants - 1.70%
CEC Entertainment, Inc. *	1,038	35,562
McDonald’s Corp.	572	35,492
Yum! Brands, Inc.	457	16,306
		87,360

Household Products - 2.70%
Jarden Corp. *	2,596	66,640
Tupperware Brands Corp.	2,010	71,797
		138,437

Industrial Machinery - 1.11%
Terex Corp. *	1,130	56,828

Industrials - 0.78%
Companhia de Saneamento Basico do
Estado de Sao Paulo, ADR *	896	40,141

Insurance - 5.08%
ACE, Ltd. *	1,194	62,816
Allied World Assurance Holdings, Ltd.	440	16,993
Aspen Insurance Holdings, Ltd.	2,042	55,338
ING Groep NV, SADR	441	13,737
Prudential Financial, Inc.	547	40,320
Willis Group Holdings, Ltd.	2,072	71,318
		260,522

International Oil - 4.53%
ConocoPhillips	893	73,682

Optimized All Cap Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

International Oil (continued)
Exxon Mobil Corp.	769	$61,528
Sasol, Ltd., SADR	1,764	97,002
		232,212

Internet Content - 0.48%
Google, Inc., Class A *	53	24,554

Internet Retail - 1.73% eBay, Inc. *	3,557	88,676

Internet Software - 0.56%
Salesforce.com, Inc. *	512	28,682

Investment Companies - 0.33%
KKR Financial Holdings LLC	1,783	16,725

Leisure Time - 0.78%
Life Time Fitness, Inc. *	720	25,452
Walt Disney Company	445	14,396
		39,848

Life Sciences - 0.49%
PerkinElmer, Inc.	889	25,257

Metal & Metal Products - 0.54%
Metalico, Inc. *	2,151	27,705

Mining - 1.09%
Anglo American PLC, ADR	2,107	56,046

Petroleum Services - 2.34%
ENSCO International, Inc.	424	28,739
Petro-Canada	1,515	66,872
Valero Energy Corp.	706	24,540
		120,151

Pharmaceuticals - 2.80%
Abbott Laboratories	259	14,874
Eli Lilly & Company	587	27,384
Pfizer, Inc.	5,314	101,550
		143,808

Real Estate - 0.76%
Hospitality Properties Trust, REIT	761	17,259
Lexington Corporate Property Trust, REIT	1,446	21,560
		38,819

Retail Trade - 3.08%
Ross Stores, Inc.	2,705	108,768
The Gap, Inc.	954	18,555
The TJX Companies, Inc.	840	30,442
		157,765

Sanitary Services - 2.68%
Allied Waste Industries, Inc. *	3,010	40,454
Stericycle, Inc. *	1,633	96,837
		137,291

Semiconductors - 3.59%
PMC-Sierra, Inc. *	5,135	46,215
QLogic Corp. *	3,461	64,652
Taiwan Semiconductor Manufacturing Company, Ltd., SADR	7,527	73,087
		183,954

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Optimized All Cap Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Software - 3.73%
ANSYS, Inc. *	1,323	$58,675
Compuware Corp. *	3,893	44,497
Microsoft Corp.	1,203	32,830
Nuance Communications, Inc. *	3,493	55,189
		191,191

Steel - 1.35%
ArcelorMittal	193	15,174
United States Steel Corp.	408	54,292
		69,466

Telephone - 2.62%
AT&T, Inc.	3,725	119,163
Nippon Telegraph & Telephone Corp., ADR	611	14,963
		134,126

Transportation - 1.00%
Genco Shipping & Trading, Ltd.	818	51,321
TOTAL COMMON STOCKS (Cost $5,318,345)		$5,103,834

SHORT TERM INVESTMENTS - 0.50%
John Hancock Cash Investment Trust, 2.5657% (c)(i)	$25,611	$25,611
TOTAL SHORT TERM INVESTMENTS (Cost $25,611)		$25,611
Total Investments (Optimized All Cap Fund) (Cost $5,343,956) - 100.06%		$5,129,445
Liabilities in Excess of Other Assets - (0.06)%		(3,104)
TOTAL NET ASSETS - 100.00%		$5,126,341

Real Estate Equity Fund
	Shares or Principal Amount	Value
COMMON STOCKS - 94.37%

Hotels & Restaurants - 3.11%
Marriott International, Inc., Class A	214,000	$6,036,940
Starwood Hotels & Resorts Worldwide, Inc.	60,200	2,182,250
		8,219,190

Leisure Time - 1.18%
Gaylord Entertainment Company * (a)	90,100	3,121,965

Paper - 1.44%
Plum Creek Timber Company, Inc.	77,100	3,825,702

Real Estate - 88.64%
Alexandria Real Estate Equities, Inc., REIT	29,800	3,209,758
AMB Property Corp., REIT	177,330	8,049,009
Avalon Bay Communities, Inc., REIT	87,590	8,759,000
Boston Properties, Inc., REIT	83,050	8,510,134
BRE Properties, Inc., Class A, REIT	174,140	8,398,772
Brookfield Properties Corp.	333,500	6,903,450
Camden Property Trust, REIT	166,300	8,117,103
CBL & Associates Properties, Inc., REIT	308,200	6,684,858
Cousins Properties, Inc., REIT (a)	146,500	3,661,035
DCT Industrial Trust, Inc., REIT	601,100	4,484,206

Real Estate Equity Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Real Estate (continued)
Douglas Emmett, Inc., REIT	186,000	$4,402,620
Duke Realty Corp., REIT	230,110	5,759,653
EastGroup Properties, Inc., REIT	106,200	4,721,652
Equity One, Inc., REIT	287,500	6,034,625
Equity Residential, REIT	247,650	10,450,830
Essex Property Trust, Inc., REIT	78,000	9,153,300
Federal Realty Investment Trust, REIT	71,180	5,401,138
Highwoods Properties, Inc., REIT	95,600	3,467,412
Host Hotels & Resorts, Inc., REIT	290,850	4,159,155
Kilroy Realty Corp., REIT	129,600	6,486,480
Kimco Realty Corp., REIT	248,600	9,233,004
LaSalle Hotel Properties, REIT	191,920	5,003,354
Mack-California Realty Corp., REIT	107,910	4,361,722
Post Properties, Inc., REIT	123,400	3,880,930
ProLogis, REIT	150,670	6,487,850
Public Storage, Inc., REIT	65,700	5,802,624
Regency Centers Corp., REIT	162,950	10,098,012
Simon Property Group, Inc., REIT	208,580	19,790,070
SL Green Realty Corp., REIT	79,870	6,868,820
The Macerich Company, REIT	196,320	12,158,098
The St. Joe Company, REIT (a)	96,400	3,592,828
Vornado Realty Trust, REIT	139,200	13,844,832
Weingarten Realty Investors, REIT	192,900	6,375,345
		234,311,679
TOTAL COMMON STOCKS (Cost $271,102,152)		$249,478,536

CORPORATE BONDS - 3.11%

Real Estate - 3.11%
General Growth Properties, Inc. 3.98% due 04/15/2027 (h)	11,426,000	8,218,939
TOTAL CORPORATE BONDS (Cost $8,762,690)		$8,218,939

CONVERTIBLE BONDS - 1.07%

Real Estate - 1.07%
Kilroy Realty LP 3.25% due 04/15/2012 (h)	3,488,000	2,824,956
TOTAL CONVERTIBLE BONDS (Cost $3,349,378)		$2,824,956

SHORT TERM INVESTMENTS - 3.61%
John Hancock Cash Investment Trust, 2.5657% (c)(i)	$9,536,714	$9,536,714
TOTAL SHORT TERM INVESTMENTS (Cost $9,536,714)		$9,536,714

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Real Estate Equity Fund (continued)
	Shares or Principal Amount	Value
REPURCHASE AGREEMENTS - 1.40%
Repurchase Agreement with State Street Corp. dated 08/29/2008 at 1.70% to be repurchased at $3,709,701 on 09/02/2008, collateralized by $3,795,000 Federal Home Loan Mortgage Corp., 4.15% due 01/29/2013 (valued at $3,783,236, including interest)	$3,709,000	$3,709,000
TOTAL REPURCHASE AGREEMENTS (Cost $3,709,000)		$3,709,000
Total Investments (Real Estate Equity Fund) (Cost $296,459,934) - 103.56%		$273,768,145
Liabilities in Excess of Other Assets - (3.56)%		(9,422,638)
TOTAL NET ASSETS - 100.00%		$264,345,507

Real Estate Securities Fund
	Shares or Principal Amount	Value
COMMON STOCKS - 98.66%

Hotels & Restaurants - 0.47%
Starwood Hotels & Resorts Worldwide, Inc.	14,432	$523,160

Real Estate - 98.19%
American Campus Communities, Inc., REIT	45,950	1,393,204
Avalon Bay Communities, Inc., REIT	69,024	6,902,400
BioMed Realty Trust, Inc., REIT	121,530	3,254,573
Boston Properties, Inc., REIT	41,100	4,211,517
BRE Properties, Inc., Class A, REIT	51,680	2,492,526
Camden Property Trust, REIT	29,800	1,454,538
Digital Realty Trust, Inc., REIT	67,918	3,115,399
Douglas Emmett, Inc., REIT	82,150	1,944,491
Entertainment Properties Trust, REIT	21,293	1,155,571
Equity Lifestyle Properties, Inc., REIT	41,861	2,079,654
Equity Residential, REIT	106,210	4,482,062
Extra Space Storage, Inc., REIT	53,250	838,688
Federal Realty Investment Trust, REIT	66,896	5,076,068
General Growth Properties, Inc., REIT	103,579	2,685,803
HCP, Inc., REIT	26,025	942,626
Host Hotels & Resorts, Inc., REIT	249,250	3,564,275
Kimco Realty Corp., REIT	46,550	1,728,867
Kite Realty Group Trust, REIT	91,385	1,113,983
LaSalle Hotel Properties, REIT	19,500	508,365
Liberty Property Trust, REIT	76,100	2,873,536
LTC Properties, Inc., REIT	45,031	1,209,983
Maguire Properties, Inc., REIT (a)	48,950	554,114
Medical Properties Trust, Inc., REIT (a)	52,300	577,392
Nationwide Health Properties, Inc., REIT	67,129	2,310,580
Post Properties, Inc., REIT	88,025	2,768,386
ProLogis, REIT	218,542	9,410,419
Public Storage, Inc., REIT	55,880	4,935,322
Regency Centers Corp., REIT	72,570	4,497,163
Saul Centers, Inc., REIT	15,650	715,518
Senior Housing Properties Trust, REIT	99,040	2,147,187
Simon Property Group, Inc., REIT	111,043	10,535,760

Real Estate Securities Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Real Estate (continued)
SL Green Realty Corp., REIT	1,500	$129,000
Taubman Centers, Inc., REIT	60,750	2,948,805
The Macerich Company, REIT	46,224	2,862,652
Ventas, Inc., REIT	122,974	5,585,479
Vornado Realty Trust, REIT	75,112	7,470,640
		110,476,546
TOTAL COMMON STOCKS (Cost $101,958,286)		$110,999,706

SHORT TERM INVESTMENTS - 0.96%
John Hancock Cash Investment Trust, 2.5657% (c)(i)	$1,082,669	$1,082,669
TOTAL SHORT TERM INVESTMENTS (Cost $1,082,669)		$1,082,669

REPURCHASE AGREEMENTS - 1.25%
Repurchase Agreement with State Street Corp. dated 08/29/2008 at 1.70% to be repurchased at $1,410,266 on 09/02/2008, collateralized by $1,445,000 Federal Home Loan Mortgage Corp., 4.15% due 01/29/2013 (valued at $1,440,521, including interest)	$1,410,000	$1,410,000
TOTAL REPURCHASE AGREEMENTS (Cost $1,410,000)		$1,410,000
Total Investments (Real Estate Securities Fund) (Cost $104,450,955) - 100.87%		$113,492,375
Liabilities in Excess of Other Assets - (0.87)%		(983,219)
TOTAL NET ASSETS - 100.00%		$112,509,156

Real Return Bond Fund
	Shares or Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 91.35%

Treasury Inflation Protected Securities (d) - 91.35%
0.875% due 04/15/2010 (j)	$4,290,816	$4,299,531
1.875% due 07/15/2013 to 07/15/2015 (j)	132,295,540	136,456,707
2.00% due 01/15/2014	1,538,017	1,595,453
2.00% due 07/15/2014 to 01/15/2026 (j)	165,088,950	169,166,284
2.375% due 01/15/2027	12,357,600	12,786,260
2.375% due 04/15/2011 to 01/15/2025 (j)	173,485,345	179,980,862
2.625% due 07/15/2017 (j)	51,313,680	55,699,409
3.00% due 07/15/2012 (j)	36,778,889	39,499,938
3.375% due 01/15/2012 (j)	1,608,451	1,735,368
3.50% due 01/15/2011 (j)	60,085,004	63,943,603
3.625% due 04/15/2028 (j)	8,830,640	10,881,697
3.875% due 01/15/2009 to 04/15/2029 (j)	89,380,436	114,402,904
		790,448,016
TOTAL U.S. TREASURY OBLIGATIONS (Cost $793,727,680)		$790,448,016

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Real Return Bond Fund (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 41.12%

Federal Home Loan Mortgage Corp. - 13.88%
4.50% due 05/15/2017	$180,772	$180,958
4.875% due 06/13/2018	100,000	102,071
5.00% due 02/16/2017	4,600,000	4,742,115
5.50% due 02/01/2038 to 08/01/2038	69,214,000	68,307,804
6.00% due 08/01/2038	45,393,727	45,807,813
5.00% due 12/14/2018	1,200,000	952,905
		120,093,666

Federal National Mortgage Association - 26.74%
4.49% due 10/01/2044 (b)	101,735	101,347
5.00% due 04/01/2037 to 05/01/2038	4,430,647	4,259,605
5.00% TBA **	3,500,000	3,361,914
5.50% due 03/01/2034 to 07/01/2038	162,281,475	160,495,493
6.00% due 09/01/2035 to 05/01/2038	22,495,858	22,743,168
6.50% due 06/01/2035 to 07/01/2038	20,292,505	20,905,684
6.50% TBA **	19,000,000	19,535,859
		231,403,070

Government National Mortgage Association - 0.12%
6.00% TBA **	1,000,000	1,014,844

Small Business Administration - 0.38%
4.504% due 02/10/2014	914,570	868,799
4.88% due 11/01/2024	2,470,505	2,372,570
		3,241,369
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $352,736,894)		$355,752,949

FOREIGN GOVERNMENT OBLIGATIONS - 3.05%
Italy - 0.17%
Republic of Italy 2.35% due 09/15/2019	EUR	1,027,420	1,480,658

Japan - 2.88%
Government of Japan
0.80% due 12/10/2015	JPY	530,400,000	4,777,377
1.10% due 12/10/2016		892,320,000	8,128,250
1.20% due 06/10/2017		797,940,000	7,278,797
1.20% due 12/10/2017		274,390,000	2,495,922
1.40% due 06/10/2018		242,520,000	2,237,223
			24,917,569
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $25,422,222)			$26,398,227

CORPORATE BONDS - 21.66%

Advertising - 0.14%
Omnicom Group, Inc. 5.90% due 04/15/2016		$1,250,000	1,227,784

Banking - 5.10%
ANZ National International, Ltd. 6.20% due 07/19/2013 (h)		1,900,000	1,906,000
Barclays Bank PLC
5.45% due 09/12/2012		6,100,000	6,094,888
6.05% due 12/04/2017 (h)		5,200,000	4,906,460
7.434% due 09/29/2049 (b)(h)		600,000	530,142
7.70% due 12/31/2049 (b)(h)		200,000	188,082

Real Return Bond Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Banking (continued)
HBOS PLC 6.75% due 05/21/2018 (h)		$1,000,000	$903,145
National Australia Bank, Ltd.
3.2525% due 02/08/2010 (b)(h)		7,600,000	7,598,784
5.35% due 06/12/2013 (h)		1,700,000	1,663,367
Royal Bank of Scotland Group PLC 7.0916% due 10/29/2049	EUR	400,000	482,073
Santander Perpetual SA Unipersonal 6.671% due 10/29/2049 (b)(h)		$2,500,000	2,378,097
UBS AG/Stamford Branch, MTN 5.75% due 04/25/2018		3,300,000	3,159,252
UBS AG/Stamford Branch, Series DPNT 5.875% due 12/20/2017		900,000	877,377
Unicredit Luxembourg Finance SA 2.8463% due 10/24/2008 (b)(h)		1,100,000	1,099,582
Unicredito Italiano/New York NY, Series YCD 3.0656% due 05/18/2009 (b)		11,000,000	10,991,442
Wachovia Bank NA, BKNT 2.7519% due 12/02/2010 (b)		1,400,000	1,335,554
			44,114,245

Electrical Utilities - 0.08%
Public Service Electric & Gas Company, MTN 5.30% due 05/01/2018		700,000	694,005

Financial Services - 11.77%
Allstate Life Global Funding II, MTN 3.4613% due 05/21/2010 (b)		6,700,000	6,661,194
Allstate Life Global Funding Trusts, MTN 5.375% due 04/30/2013		2,500,000	2,496,915
American Express Bank FSB 5.50% due 04/16/2013		900,000	852,371
American Express Bank FSB, BKNT 6.00% due 09/13/2017		2,200,000	2,021,129
American Express Centurion Bank, BKNT 6.00% due 09/13/2017		2,200,000	2,021,129
American Express Company
7.00% due 03/19/2018		1,560,000	1,532,018
8.15% due 03/19/2038		450,000	459,303
Bear Stearns Companies, Inc.
6.95% due 08/10/2012		2,400,000	2,492,834
7.25% due 02/01/2018		1,000,000	1,036,130
Berkshire Hathaway Finance Corp. 5.40% due 05/15/2018 (h)		7,800,000	7,763,699
C10 Capital SPV, Ltd. 6.722% due 12/01/2049 (b)(h)		400,000	372,284
Capital One Financial Corp. 6.75% due 09/15/2017		1,000,000	955,114
Citigroup Capital XXI 8.30% due 12/21/2057 (b)		1,100,000	992,944
Citigroup Funding, Inc., MTN 3.8519% due 05/07/2010 (b)		600,000	594,772
Citigroup, Inc.
2.8306% due 12/28/2009 (b)		4,000,000	3,915,316
2.8363% due 01/30/2009 (b)		600,000	596,336
5.50% due 04/11/2013		1,300,000	1,253,691
6.125% due 05/15/2018		3,200,000	2,991,846
8.40% due 04/29/2049 (b)		2,800,000	2,377,256
Ford Motor Credit Company LLC 7.25% due 10/25/2011		6,350,000	4,864,360

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Real Return Bond Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Financial Services (continued)
Ford Motor Credit Company LLC (continued) 7.80% due 06/01/2012		$450,000	$334,199
GATX Financial Corp. 5.80% due 03/01/2016		1,000,000	982,036
General Electric Capital Corp.
5.50% due 09/15/2067 (b)(h)	EUR	100,000	123,848
6.375% due 11/15/2067 (b)		$800,000	732,707
6.50% due 09/15/2067 (b)(h)	GBP	4,500,000	7,701,640
General Electric Capital Corp., MTN 2.8263% due 12/12/2008 (b)		$500,000	499,914
Goldman Sachs Group, Inc.
6.15% due 04/01/2018		1,200,000	1,147,880
6.75% due 10/01/2037		5,300,000	4,663,221
Green Valley, Ltd. 8.562% due 01/10/2011 (b)(h)	EUR	400,000	585,998
International Lease Finance Corp., MTN 6.625% due 11/15/2013		$600,000	534,169
Lehman Brothers Holdings, Inc. 7.00% due 09/27/2027		300,000	267,507
Lehman Brothers Holdings, Inc., MTN
6.20% due 09/26/2014		300,000	281,023
6.875% due 05/02/2018		1,200,000	1,117,230
Longpoint Re, Ltd. 8.0638% due 05/08/2010 (b)(h)		800,000	807,760
Merna Reinsurance, Ltd., Series A 3.4506% due 07/07/2010 (b)		3,500,000	3,338,650
Merrill Lynch & Company, Inc. 6.40% due 08/28/2017		2,300,000	2,086,390
Merrill Lynch & Company, Inc., MTN 6.875% due 04/25/2018		5,000,000	4,605,045
Morgan Stanley 3.035% due 01/18/2011 (b)		2,000,000	1,878,294
Morgan Stanley, MTN
4.9044% due 05/14/2010 (b)		11,500,000	11,368,406
6.625% due 04/01/2018		1,900,000	1,765,334
Mystic Re, Ltd.
11.6819% due 12/05/2008 (b)(h)		500,000	490,750
12.6819% due 06/07/2011 (b)(h)		1,500,000	1,528,041
New York Life Global Funding 4.65% due 05/09/2013 (h)		1,800,000	1,799,714
Nuveen Investments, Inc. 10.50% due 11/15/2015 (h)		500,000	433,750
Pacific Life Global Funding 5.15% due 04/15/2013 (h)		600,000	600,358
Rabobank Nederland 2.8106% due 01/15/2009 (b)(h)		500,000	499,749
Residential Reinsurance 2007, Ltd., Series CL1 9.9319% due 06/07/2010 (b)(h)		2,200,000	2,210,604
TransCapitalInvest, Ltd. for OJSC AK Transneft 7.70% due 08/07/2013 (h)		1,300,000	1,310,321
Vita Capita II, Ltd. 3.6913% due 01/01/2010 (b)(h)		300,000	293,100
Vita Capital III, Ltd., Series B-II 3.9113% due 01/01/2012 (b)(h)		500,000	477,704
Wells Fargo & Company 4.375% due 01/31/2013		1,200,000	1,149,430
			101,865,413

Real Return Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Food & Beverages - 0.21%
Kraft Foods, Inc.
6.00% due 02/11/2013	$900,000	$920,301
6.125% due 02/01/2018	900,000	883,886
		1,804,187

Gas & Pipeline Utilities - 1.17%
NGPL PipeCo LLC 6.514% due 12/15/2012 (h)	10,000,000	10,144,460

Healthcare Services - 0.02%
UnitedHealth Group, Inc. 4.875% due 02/15/2013	200,000	194,202

Hotels & Restaurants - 0.22%
Yum! Brands, Inc. 6.25% due 03/15/2018	2,000,000	1,935,928

Insurance - 1.41%
American International Group, Inc. 8.175% due 05/15/2058 (b)(h)	1,500,000	1,158,573
American International Group, Inc., MTN 5.85% due 01/16/2018	2,800,000	2,357,597
Foundation Re II, Ltd. 9.5569% due 11/26/2010 (b)(h)	600,000	599,823
Metropolitan Life Global Funding I 5.125% due 04/10/2013 (h)	800,000	792,732
Pricoa Global Funding I 2.9394% due 06/26/2012 (b)(h)	7,600,000	7,287,526
		12,196,251

International Oil - 0.08%
Gaz Capital SA
7.343% due 04/11/2013 (h)	300,000	299,625
8.146% due 04/11/2018 (h)	400,000	395,000
		694,625

Publishing - 0.29%
Pearson Dollar Finance PLC 5.70% due 06/01/2014 (h)	2,500,000	2,462,095

Retail Trade - 0.67%
Black & Decker Corp. 4.75% due 11/01/2014	1,000,000	918,243
Federated Retail Holdings, Inc. 5.90% due 12/01/2016	1,000,000	863,458
Home Depot, Inc. 5.40% due 03/01/2016	1,250,000	1,131,050
Macy’s Retail Holdings, Inc. 7.45% due 07/15/2017	1,000,000	940,697
RPM International, Inc. 6.50% due 02/15/2018	1,000,000	965,140
Target Corp. 6.00% due 01/15/2018	1,000,000	1,009,177
		5,827,765

Software - 0.17%
Oracle Corp. 5.75% due 04/15/2018	1,500,000	1,504,276

Telephone - 0.12%
Qwest Capital Funding, Inc. 7.00% due 08/03/2009	1,000,000	998,750

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Real Return Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Tobacco - 0.21%
Philip Morris International, Inc. 5.65% due 05/16/2018	$1,800,000	$1,770,851
TOTAL CORPORATE BONDS (Cost $195,257,345)		$187,434,837

MUNICIPAL BONDS - 1.09%

New Jersey - 0.07%
Tobacco Settlement Financing Corp. of New Jersey 5.00% due 06/01/2041	900,000	640,791

New York - 0.11%
New York City Municipal Water Finance Authority, Water & Sewer Revenue, Series A 5.00% due 06/15/2038	700,000	707,392
New York City Municipal Water Finance Authority, Water & Sewer Revenue, Series D 4.75% due 06/15/2038	200,000	194,394
		901,786

Ohio - 0.08%
Buckeye Tobacco Settlement Financing Authority 6.00% due 06/01/2042	800,000	676,176

Texas - 0.73%
Dallas Texas Area Rapid Transit 5.00% due 12/01/2036	3,800,000	3,799,696
North Texas Municipal Water District, Texas 5.00% due 09/01/2035	2,540,000	2,546,629
		6,346,325

West Virginia - 0.10%
Tobacco Settlement Finance Authority of West Virginia, Tobacco Settlement Funded 7.467% due 06/01/2047	985,000	878,197
TOTAL MUNICIPAL BONDS (Cost $10,009,622)		$9,443,275

COLLATERALIZED MORTGAGE OBLIGATIONS - 2.44%
Banc of America Commercial Mortgage, Inc., Series 2006-5, Class A4 5.414% due 09/10/2047	500,000	457,835
BCAP LLC Trust, Series 2006-AA2, Class A1 2.6419% due 01/25/2037 (b)	941,919	561,427
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-3, Class 3A2 4.4859% due 05/25/2033 (b)	293,165	279,367
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A1 4.125% due 03/25/2035 (b)	1,972,533	1,831,700
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A2 4.125% due 03/25/2035 (b)	927,117	886,890
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A1 4.45% due 08/25/2035 (b)	577,152	543,631
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A2 4.55% due 08/25/2035 (b)	987,065	938,292
Bear Stearns Structured Products, Inc., Series 2007-R7, Class A1 2.66% due 01/26/2037 (b)(h)	3,923,078	3,805,385

Real Return Bond Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class 1A1 4.90% due 12/25/2035 (b)	$108,169	$102,833
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A1 4.7475% due 08/25/2035 (b)	684,591	652,206
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2 4.2475% due 08/25/2035 (b)	716,252	677,669
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A3 4.0975% due 08/25/2035 (b)	157,810	145,444
Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4 5.9125% due 06/15/2039 (b)	750,000	683,393
Federal Home Loan Mortgage Corp., Series 2979, Class MB 5.50% due 11/15/2018	2,410,767	2,461,528
Federal National Mortgage Association, Series 2007-114, Class A6 2.6719% due 10/27/2037 (b)	5,000,000	4,809,475
MASTR Alternative Loans Trust, Series 2006-2, Class 2A1 2.8719% due 03/25/2036 (b)	1,145,099	602,445
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 2.6519% due 06/25/2046 (b)	1,732,054	1,064,779
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-5, Class 3A6 6.268% due 07/25/2036	900,000	631,992
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $22,055,959)		$21,136,291

ASSET BACKED SECURITIES - 3.95%
BA Credit Card Trust, Series 2008-A5, Class A5 3.6669% due 12/16/2013 (b)	7,700,000	7,680,096
Bravo Mortgage Asset Trust, Series 2006-1A, Class A1 2.6019% due 07/25/2036 (b)(h)	230,203	223,788
Citigroup Mortgage Loan Trust Inc, Series 2007-OPX1, Class A5A 5.764% due 01/25/2037	900,000	644,853
Ford Credit Auto Owner Trust, Series 2008-C, Class A2B 3.3669% due 01/15/2011 (b)	8,300,000	8,279,824
Lehman XS Trust, Series 2006-10N, Class 1A1A 2.5519% due 07/25/2046 (b)	132,408	129,615
SLM Student Loan Trust, Series 2008-9, Class A 4.1728% due 04/25/2023 (b)	17,300,000	17,229,805
TOTAL ASSET BACKED SECURITIES (Cost $34,241,326)		$34,187,981

PREFERRED STOCKS - 0.39%

Banking - 0.39%
Bank of America Corp., 8.00%	1,200,000	1,069,421
Bank of America Corp., Series L, 7.25%	1,000	914,000
Wachovia Corp., 7.98%	1,300,000	976,677

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Real Return Bond Fund (continued)
	Shares or Principal Amount	Value
PREFERRED STOCKS (continued)

Banking (continued)
Wachovia Corp., Series L, 7.50%	500	$410,550
		3,370,648
TOTAL PREFERRED STOCKS (Cost $4,000,000)		$3,370,648

TERM LOANS - 0.85%

Financial Services - 0.35%
DaimlerChrysler Financial Company 6.78% due 08/03/2012 (b)	3,764,000	2,997,085

Medical-Hospitals - 0.40%
HCA, Inc., Tranche B 5.0506% due 11/01/2013 (b)	3,743,000	3,507,902

Paper - 0.10%
Georgia Pacific Corp. 4.448% due 12/20/2012 (b)	937,642	885,387
TOTAL TERM LOANS (Cost $8,288,348)		$7,390,374

OPTIONS - 0.03%

Call Options - 0.03%
Chicago Board of Trade American Purchase Call on U.S. Treasury Bond Futures Expiration 11/21/2008 at $140.00 *	466,000	7,281
Chicago Board of Trade American Purchase Call on U.S. Treasury Note 10 yrs. Futures Expiration 11/21/2008 at $138.00 *	580,000	9,062
EUREX American Call on Euro-Bund Futures Expiration 11/21/2008 at $124.00	21,100,000	3,123
Over The Counter European Style Call on USD-LIBOR Rate Swaption
Expiration 08/03/2009 at $3.45 *	500,000	2,797
Expiration 08/03/2009 at $3.45 *	3,300,000	18,459
Expiration 02/02/2009 at $3.50 *	26,800,000	156,099
Expiration 08/03/2009 at $3.85 *	2,400,000	21,130
		217,951

Put Options - 0.00%
Chicago Board of Trade American Purchase Put on U.S. Treasury Note 10 yrs. Futures Expiration 11/21/2008 at $99.00 *	479,000	7,484
EUREX American Put on Euro-Shatz Futures Expiration 11/21/2008 at $100.00	10,100,000	748
Over The Counter European Style Purchase Put on U.S. Treasury Inflation Index, 1.875% Expiration 09/08/2008 at $98.00 *	90,000,000	1
Over The Counter European Style Purchase Put on U.S. Treasury Inflation Index, 2.00% Expiration 09/08/2008 at $97.25 *	100,000,000	1
		8,234
TOTAL OPTIONS (Cost $408,266)		$226,185

Real Return Bond Fund (continued)
	Shares or Principal Amount	Value
REPURCHASE AGREEMENTS - 1.55%
Deutsche Bank Tri-Party Repurchase Agreement dated 08/29/2008 at 1.98% to be repurchased at $6,101,342 on 09/02/2008, collateralized by $4,610,000 U.S. Treasury Notes, 3.875% due 01/15/2009 (valued at $6,225,864, including interest)	$6,100,000	$6,100,000
Repurchase Agreement with State Street Corp. dated 08/29/2008 at 1.70% to be repurchased at $7,343,387 on 09/02/2008, collateralized by $7,370,000 Federal Home Loan Mortgage Corp., 4.25% due 07/15/2009 (valued at $7,489,763, including interest)	7,342,000	7,342,000
TOTAL REPURCHASE AGREEMENTS (Cost $13,442,000)		$13,442,000

SHORT TERM INVESTMENTS - 23.58%
Abbey National North America LLC 2.79% due 11/12/2008	$25,200,000	$25,059,384
Bank of Scotland PLC 2.79% due 09/22/2008	12,600,000	12,579,494
BNP Paribas Finance, Inc. 2.79% due 11/10/2008	34,600,000	34,412,295
Danske Corp. 2.69% due 09/18/2008	34,300,000	34,256,429
San Paolo U.S. Finance 2.78% due 09/02/2008	16,200,000	16,198,749
U.S. Treasury Bills zero coupon due 09/11/2008 to 11/28/2008	8,000,000	7,990,975
UBS Finance 2.83% due 09/25/2008	24,000,000	23,954,720
Unicredito Italiano Bank Ireland PLC 3.08% due 09/16/2008	15,200,000	15,180,493
Westpac Banking Corp. 2.70% due 09/18/2008	34,400,000	34,356,140
TOTAL SHORT TERM INVESTMENTS (Cost $203,988,679)		$203,988,679
Total Investments (Real Return Bond Fund) (Cost $1,663,578,341) - 191.06%		$1,653,219,462
Liabilities in Excess of Other Assets - (91.06)%		(787,953,005)
TOTAL NET ASSETS - 100.00%		$865,266,457

Schedule of Securities Sold Short
	Shares or Principal Amount	Value
FEDERAL HOME LOAN MORTGAGE CORP. - 4.64%
Federal Home Loan Mortgage Corp. 5.50%, TBA **	$14,000,000	$13,803,132
TOTAL FEDERAL HOME LOAN MORTGAGE CORP. (Proceeds $13,465,703)		$13,803,132

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

	Shares or Principal Amount	Value
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 54.74%
Federal National Mortgage Association
5.00%, TBA **	$2,500,000	$2,401,367
5.50%, TBA **	154,490,000	$152,558,875
6.00%, TBA **	7,800,000	$7,875,563
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (Proceeds $160,098,366)		$162,835,805

U.S. TREASURY BONDS - 10.42%
U.S. Treasury Bonds
4.75%, due 02/15/2037	3,600,000	$3,783,377
5.00%, due 05/15/2037	24,900,000	$27,224,639
TOTAL U.S. TREASURY BONDS (Proceeds $30,185,351)		$31,008,016

U.S. TREASURY NOTES - 30.20%
U.S. Treasury Notes
4.875%, due 05/31/2011	14,300,000	$15,188,159
4.125%, due 08/31/2012	6,100,000	$6,383,552
3.625%, due 12/31/2012	1,830,000	$1,880,753
2.50%, due 03/31/2013	5,200,000	$5,088,689
3.125%, due 04/30/2013	600,000	$602,390
4.25%, due 08/15/2014	2,000,000	$2,113,438
4.75%, due 08/15/2017	9,900,000	$10,664,161
4.25%, due 11/15/2017	10,240,000	$10,651,200
3.50%, due 02/15/2018	36,250,000	$35,542,001
3.875%, due 05/15/2018	1,700,000	$1,711,024
TOTAL U.S. TREASURY NOTES (Proceeds $89,444,127)		$89,825,367
Total Securities Sold Short (Real Return Bond Fund) (Proceeds $293,193,547)		$297,472,320

Small Cap Fund
	Shares or Principal Amount	Value
COMMON STOCKS - 99.20%
Advertising - 2.59% inVentiv Health, Inc. *	150,400	$3,319,328

Air Travel - 2.47%
Allegiant Travel Company *	102,200	3,169,222

Apparel & Textiles - 3.59%
G-III Apparel Group, Ltd. *	248,800	4,605,288

Auto Parts - 1.71%
Fuel Systems Solutions, Inc. *	42,400	2,197,592

Banking - 4.02%
SVB Financial Group *	92,000	5,156,600

Business Services - 4.23%
3PAR, Inc. *	226,700	2,493,700
Kenexa Corp. *	126,600	2,928,258
		5,421,958

Chemicals - 2.97%
Arch Chemicals, Inc.	63,100	2,315,770

Small Cap Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Chemicals (continued)
Penford Corp.	89,700	$1,489,917
		3,805,687

Commercial Services - 1.32%
Team, Inc. *	44,500	1,695,895

Computers & Business Equipment - 1.61%
Radiant Systems, Inc. *	226,676	2,067,285

Cosmetics & Toiletries - 2.12%
Intermediate Parfums, Inc.	191,250	2,713,837

Crude Petroleum & Natural Gas - 2.57%
Goodrich Petroleum Corp. *	64,700	3,289,995

Domestic Oil - 0.95%
Warren Resources, Inc. *	107,600	1,214,804

Drugs & Health Care - 4.30%
Abaxis, Inc. *	67,300	1,338,597
Parexel International Corp. *	131,400	4,174,578
		5,513,175

Electronics - 3.78%
IPG Photonics Corp. *	237,700	4,841,949

Financial Services - 2.59%
SWS Group, Inc.	164,300	3,315,574

Healthcare Products - 10.51%
Cantel Medical Corp. *	31,371	300,848
Inverness Medical Innovations, Inc. *	116,400	4,134,528
SurModics, Inc. *	52,800	2,057,616
Symmetry Medical, Inc. *	320,400	5,514,084
Zoll Medical Corp. *	42,500	1,477,725
		13,484,801

Healthcare Services - 2.82%
Air Methods Corp. *	125,500	3,623,185

Hotels & Restaurants - 0.06%
McCormick & Schmick’s Seafood Restaurants, Inc. *	8,202	80,462

Industrial Machinery - 5.28%
Chart Industries, Inc. *	89,300	4,123,874
Flow International Corp. *	390,900	2,654,211
		6,778,085

Insurance - 6.10%
Amtrust Financial Services, Inc.	185,300	2,605,318
First Mercury Financial Corp. *	186,700	2,750,091
National Interstate Corp.	127,000	2,467,610
		7,823,019

Internet Content - 2.07%
TheStreet.com, Inc.	373,200	2,649,720

Investment Companies - 5.28%
iShares Russell 2000 Index Fund	83,200	6,136,000
iShares S&P SmallCap 600 Index Fund	9,900	633,204
		6,769,204

Leisure Time - 4.71%
Bally Technologies, Inc. *	60,500	2,070,915

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Small Cap Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Leisure Time (continued)
Gaylord Entertainment Company * (a)	114,400	$3,963,960
		6,034,875

Metal & Metal Products - 1.36%
Dynamic Materials Corp.	56,500	1,738,505

Petroleum Services - 0.84%
Flotek Industries, Inc. *	64,200	1,081,770

Pollution Control - 0.56%
CECO Environmental Corp. *	151,918	723,130

Retail Grocery - 1.74%
United Natural Foods, Inc. *	116,200	2,233,364

Retail Trade - 5.92%
Citi Trends, Inc. *	157,200	3,241,464
Gaiam, Inc., Class A * (a)	115,000	1,463,950
Tractor Supply Company *	67,800	2,889,636
		7,595,050
Semiconductors - 1.52%
Techwell, Inc. *	176,300	1,953,404

Software - 6.59%
Deltek, Inc. *	193,700	1,551,537
DivX, Inc. *	223,300	2,049,894
Double-Take Software, Inc. *	200,700	2,631,177
Synchronoss Technologies, Inc. *	175,800	2,225,628
		8,458,236

Telecommunications Equipment & Services - 1.59%
Aruba Networks, Inc. *	325,000	2,044,250

Toys, Amusements & Sporting Goods - 0.07%
Russ Berrie & Company, Inc. *	11,769	89,327

Transportation - 1.36%
Dynamex, Inc. *	59,092	1,742,032
TOTAL COMMON STOCKS (Cost $120,301,571)		$127,230,608

SHORT TERM INVESTMENTS - 4.48%
John Hancock Cash Investment Trust, 2.5657% (c)(i)	$5,737,731	$5,737,731
TOTAL SHORT TERM INVESTMENTS (Cost $5,737,731)		$5,737,731

Small Cap Fund (continued)
	Shares or Principal Amount	Value
REPURCHASE AGREEMENTS - 1.23%
Repurchase Agreement with State Street Corp. dated 08/29/2008 at 1.70% to be repurchased at $1,579,298 on 09/02/2008, collateralized by $1,260,000 Federal National Mortgage Association, 7.125% due 01/15/2030 (valued at $1,615,950, including interest)	$1,579,000	$1,579,000
TOTAL REPURCHASE AGREEMENTS (Cost $1,579,000)		$1,579,000
Total Investments (Small Cap Fund) (Cost $127,618,302) - 104.91%		$134,547,339
Liabilities in Excess of Other Assets - (4.91)%		(6,291,271)
TOTAL NET ASSETS - 100.00%		$128,256,068

Small Cap Index Fund
	Shares or Principal Amount	Value
COMMON STOCKS - 92.85%

Advertising - 0.22%
Greenfield Online, Inc. *	2,918	$50,627
inVentiv Health, Inc. *	3,447	76,075
Marchex, Inc., Class B (a)	2,502	28,198
ValueClick, Inc. *	9,829	126,696
		281,596

Aerospace - 1.56%
AAR Corp. *	4,055	64,353
Aerovironment, Inc. *	1,232	41,223
Argon ST, Inc. *	1,480	36,955
Curtiss-Wright Corp.	4,672	251,681
Ducommun, Inc.	1,221	32,320
Esterline Technologies Corp. *	3,064	173,085
GenCorp, Inc. *	6,430	50,218
HEICO Corp. (a)	2,354	83,873
Herley Industries, Inc. *	1,684	32,333
Integral Systems, Inc. *	943	42,425
LMI Aerospace, Inc. *	1,037	24,463
Moog, Inc., Class A *	4,524	214,438
Orbital Sciences Corp., Class A *	6,122	161,866
Teledyne Technologies, Inc. *	3,701	230,683
TransDigm Group, Inc. *	3,505	131,648
Triumph Group, Inc.	1,724	94,372
Woodward Governor Company	6,235	288,867
		1,954,803

Agriculture - 0.28%
AgFeed Industries, Inc. *	2,082	24,110
Alico, Inc.	478	20,626
Andersons, Inc.	1,866	83,895
Cadiz, Inc. * (a)	1,635	31,899
Fresh Del Monte Produce, Inc. *	4,261	98,898
Maui Land & Pineapple, Inc. *	640	17,171
Omega Protein Corp. *	2,006	27,241

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Agriculture (continued)
Tejon Ranch Company *	1,220	$41,736
		345,576

Air Travel - 0.53%
Airtran Holdings, Inc. *	12,467	29,921
Alaska Air Group, Inc. *	3,724	78,241
Allegiant Travel Company *	1,477	45,802
Hawaiian Holdings, Inc. *	4,230	38,197
JetBlue Airways Corp. * (a)	17,810	108,107
Republic Airways Holdings, Inc. *	3,702	31,985
SkyWest, Inc.	5,951	101,703
UAL Corp. *	12,903	143,352
US Airways Group, Inc. *	9,672	82,115
		659,423

Apparel & Textiles - 1.74%
American Apparel, Inc. *	3,570	31,952
Bebe Stores, Inc.	3,989	38,693
Brown Shoe, Inc.	4,363	66,318
Carter’s, Inc. *	5,922	109,024
Cherokee, Inc. (a)	1,032	22,735
Columbia Sportswear Company	1,305	52,709
Crocs, Inc. * (a)	8,639	35,852
Deckers Outdoor Corp. *	1,348	153,254
G & K Services, Class A	2,045	70,532
G-III Apparel Group, Ltd. *	1,600	29,616
Gymboree Corp. *	2,916	114,453
Iconix Brand Group, Inc. * (a)	6,041	78,110
Interface, Inc., Class A	5,570	73,357
Jos. A. Bank Clothiers, Inc. * (a)	1,874	48,705
K-Swiss, Inc., Class A	2,856	48,980
Lululemon Athletica, Inc. *	1,883	36,474
Maidenform Brands, Inc. *	2,472	37,327
Movado Group, Inc.	1,742	40,397
Oxford Industries, Inc.	1,545	35,303
Perry Ellis International, Inc. *	1,256	21,427
Quiksilver, Inc. *	13,151	101,394
Skechers U.S.A., Inc., Class A *	3,380	64,626
Stage Stores, Inc.	3,961	63,059
Steven Madden, Ltd. *	1,918	48,238
Timberland Company, Class A *	4,985	84,047
True Religion Apparel, Inc. * (a)	1,783	48,408
Under Armour, Inc., Class A * (a)	3,397	114,513
Unifi, Inc. *	6,653	26,545
Unifirst Corp.	1,484	63,857
Volcom, Inc. *	1,922	34,289
Warnaco Group, Inc. *	4,695	242,121
Weyco Group, Inc.	354	11,254
Wolverine World Wide, Inc.	5,155	135,731
		2,183,300

Auto Parts - 0.82%
Accuride Corp. *	3,956	5,776
American Axle & Manufacturing Holdings, Inc.	4,760	23,134
Amerigon, Inc. *	2,518	17,450
ArvinMeritor, Inc.	7,592	113,956
Commercial Vehicle Group, Inc. *	2,405	24,627
Dana Holding Corp. *	10,416	66,037

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Auto Parts (continued)
Exide Technologies *	7,839	$96,733
Federal Signal Corp.	5,023	80,519
Fuel Systems Solutions, Inc. *	1,277	66,187
Hayes Lemmerz International, Inc. *	11,151	28,212
Lear Corp. *	6,576	82,594
Modine Manufacturing Company	3,401	53,804
O’Reilly Automotive, Inc. *	1,978	57,599
Pep Boys - Manny, Moe & Jack	4,482	39,442
Superior Industries International, Inc. (a)	2,413	42,396
Tenneco, Inc. *	4,823	70,464
Titan International, Inc.	3,547	94,847
Visteon Corp. *	14,094	45,383
Wonder Auto Technology, Inc. *	1,770	14,921
		1,024,081

Auto Services - 0.11%
Dollar Thrifty Automotive Group, Inc. *	2,441	11,351
Midas, Inc. *	1,695	24,357
Monro Muffler Brake, Inc.	2,693	55,826
RSC Holdings, Inc. * (a)	4,982	50,617
		142,151

Automobiles - 0.15%
Americas Car Mart, Inc. *	1,276	24,129
Asbury Automotive Group, Inc.	3,275	39,759
Group 1 Automotive, Inc.	2,378	50,318
Rush Enterprises, Inc., Class A *	5,340	70,435
		184,641

Banking - 6.27%
1st Source Corp.	1,800	39,114
Abington Bancorp, Inc.	3,266	32,301
AMCORE Financial, Inc.	2,969	26,095
Ameris Bancorp	2,235	26,865
BancFirst Corp.	944	45,444
Banco Latinoamericano de Exportaciones, S.A.	2,978	53,902
Bank Mutual Corp.	5,566	67,070
Bank of the Ozarks, Inc. (a)	1,605	35,904
BankFinancial Corp.	2,529	37,733
Beneficial Mutual Bancorp, Inc. *	3,825	44,370
Berkshire Hill Bancorp, Inc.	1,376	36,602
Boston Private Financial Holdings, Inc. (a)	4,420	39,515
Brookline Bancorp, Inc.	6,606	67,910
Capital City Bank Group, Inc. (a)	1,611	39,035
Capitol Bancorp, Ltd. (a)	2,036	31,293
Cascade Bancorp (a)	2,835	22,623
Cathay General Bancorp, Inc.	5,322	103,034
Central Pacific Financial Corp.	3,241	38,568
Chemical Financial Corp. (a)	2,734	78,821
Citizens Banking Corp. (a)	8,336	30,593
City Bank (a)	1,789	21,736
CoBiz, Inc.	2,729	29,282
Colonial Bancgroup, Inc. (a)	20,906	132,126
Columbia Banking System, Inc.	2,089	29,246
Community Bank Systems, Inc.	3,222	72,817
Community Trust Bancorp, Inc.	1,857	62,284
Corus Bankshares, Inc. (a)	4,395	17,448

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Banking (continued)
CVB Financial Corp.	7,268	$78,131
Danvers Bancorp, Inc.	2,372	28,369
Dime Community Bancorp, Inc.	2,706	44,433
East West Bancorp, Inc. (a)	6,845	85,357
Enterprise Financial Services Corp. (a)	491	9,211
ESSA Bancorp, Inc.	2,523	33,758
F.N.B. Corp.	9,217	108,115
First BanCorp (PR)	7,599	71,811
First Bancorp	1,995	29,925
First Busey Corp. (a)	3,003	42,522
First Commonwealth Financial Corp. (a)	8,047	91,977
First Community Bancshares, Inc.	1,188	37,933
First Financial BanCorp	4,446	57,887
First Financial Bankshares, Inc.	2,330	114,333
First Financial Corp.	1,366	56,662
First Financial Holdings, Inc.	1,574	34,376
First Merchants Corp.	2,187	42,187
First Midwest BanCorp, Inc.	5,259	117,696
First Niagara Financial Group, Inc.	11,494	171,950
First Place Financial Corp.	2,380	24,181
First South Bancorp, Inc. (a)	394	6,962
FirstFed Financial Corp. *	1,807	28,370
FirstMerit Corp.	8,597	174,003
Flushing Financial Corp.	2,470	42,953
Frontier Financial Corp. (a)	5,267	58,727
Glacier Bancorp, Inc.	5,874	125,234
Greene County Bancshares, Inc.	1,635	25,261
Greenhill & Company, Inc. (a)	1,802	119,112
Guaranty Bancorp *	7,098	39,962
Guaranty Financial Group, Inc. * (a)	4,039	19,347
Hancock Holding Company	2,797	137,193
Hanmi Financial Corp.	4,940	25,243
Harleysville National Corp.	3,798	55,831
Heartland Financial USA, Inc. (a)	1,172	25,233
Home Bancshares, Inc. (a)	1,737	41,740
IBERIABANK Corp.	1,438	77,983
Independent Bank Corp.	1,997	55,237
Integra Bank Corp.	2,857	18,313
International Bancshares Corp.	5,471	141,371
Investors Bancorp, Inc. *	4,933	72,170
Lakeland Bancorp, Inc.	2,657	31,353
Lakeland Financial Corp.	1,698	34,588
MainSource Financial Group, Inc.	2,293	41,526
MB Financial, Inc.	3,836	106,756
Midwest Banc Holdings, Inc. (a)	3,164	17,623
Nara Bancorp, Inc.	2,822	30,901
National Penn Bancshares, Inc. (a)	8,776	125,321
NBT Bancorp, Inc.	3,505	87,940
NewAlliance Bancshares, Inc.	11,410	156,431
Northfield Bancorp, Inc. *	2,450	29,621
Northwest Bancorp, Inc. (a)	2,016	55,924
OceanFirst Financial Corp.	1,369	24,710
Old National Bancorp	7,037	122,655
Old Second Bancorp, Inc.	1,871	31,676
Oriental Financial Group, Inc.	2,634	45,516
Oritani Financial Corp. *	1,575	26,555

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Banking (continued)
Pacific Capital Bancorp (a)	5,034	$74,050
PacWest Bancorp	2,729	61,894
Park National Corp. (a)	1,237	75,828
Peoples Bancorp, Inc.	1,495	30,707
Pinnacle Financial Partners, Inc. *	2,501	63,325
PremierWest Bancorp (a)	2,940	23,461
PrivateBancorp, Inc. (a)	2,100	64,344
Prosperity Bancshares, Inc.	4,198	134,210
Provident Bankshares Corp. (a)	3,900	30,186
Provident Financial Services, Inc.	6,324	96,441
Provident New York Bancorp	4,725	65,394
Renasant Corp.	2,453	46,386
Republic Bancorp, Inc., Class A	1,141	33,808
S & T Bancorp, Inc.	2,612	87,659
S.Y. Bancorp, Inc.	1,807	51,030
Sandy Spring Bancorp, Inc.	2,232	39,953
SCBT Financial Corp.	915	30,954
Seacoast Banking Corp. of Florida (a)	2,218	19,474
Sierra Bancorp (a)	1,253	19,797
Signature Bank *	3,257	96,310
Simmons First National Corp., Class A	1,656	47,064
Southside Bancshares, Inc.	1,683	36,605
Southwest Bancorp, Inc.	2,123	35,751
Sterling Bancorp	2,356	36,730
Sterling Bancshares, Inc.	7,923	77,962
Sterling Financial Corp.	5,756	58,654
Suffolk Bancorp	1,298	46,118
Sun Bancorp, Inc. of New Jersey *	2,338	27,588
Susquehanna Bancshares, Inc.	9,096	145,354
SVB Financial Group *	3,155	176,838
Texas Capital Bancshares, Inc. *	2,734	42,678
The South Financial Group, Inc.	8,487	57,712
Tompkins Trustco, Inc.	737	33,371
Trico Bancshares	2,054	33,768
TrustCo Bank Corp., NY (a)	8,594	84,049
Trustmark Corp.	5,317	102,033
UCBH Holdings, Inc. (a)	11,806	69,065
Umpqua Holdings Corp. (a)	6,498	90,712
Union Bankshares Corp.	637	14,466
United Bankshares, Inc.	4,113	105,910
United Community Banks, Inc. (a)	4,370	51,391
United Financial Bancorp, Inc.	2,510	32,103
United Security Bancshares (a)	755	10,925
Univest Corp. of Pennsylvania	618	17,854
Washington Trust Bancorp, Inc.	527	12,948
WesBanco, Inc.	2,951	73,126
West Coast Bancorp	2,164	23,761
WestAmerica Bancorp	3,096	158,515
Western Alliance Bancorp *	2,128	27,664
Westfield Financial, Inc.	4,170	42,617
Wilshire Bancorp, Inc.	2,510	34,061
Wintrust Financial Corp.	2,678	62,264
WSFS Financial Corp.	832	44,487
		7,861,241

Biotechnology - 1.95%
Acorda Therapeutics, Inc. *	3,394	95,541

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Biotechnology (continued)
Affymetrix, Inc. *	7,151	$61,356
Alnylam Pharmaceuticals, Inc. *	3,696	109,586
AMAG Pharmaceuticals, Inc. *	1,781	68,907
Arena Pharmaceuticals, Inc. *	8,032	48,754
Arqule, Inc. *	5,045	17,758
Bio Reference Labs, Inc. *	1,289	36,517
BioMimetic Therapeutics, Inc. *	1,496	17,234
Bio-Rad Laboratories, Inc., Class A *	1,939	208,636
Cougar Biotechnology, Inc. *	1,581	54,450
Cytokinetics, Inc. *	4,394	22,849
Discovery Laboratories, Inc. * (a)	10,883	21,766
Exelixis, Inc. *	11,231	63,904
Genomic Health, Inc. * (a)	1,498	33,480
Geron Corp. * (a)	8,522	39,116
GTx, Inc. *	2,008	35,562
Human Genome Sciences, Inc. *	14,277	105,793
Idera Pharmaceuticals, Inc. *	2,249	32,880
Immucor, Inc. *	7,243	233,297
Integra LifeSciences Holdings Corp. *	1,860	90,192
Intermune, Inc. * (a)	3,398	64,460
Lexicon Genetics, Inc. *	9,523	17,713
Life Sciences Research, Inc. *	996	35,258
Martek Biosciences Corp. *	3,366	112,458
Medarex, Inc. *	13,302	98,169
Medivation, Inc. *	2,745	68,049
Momenta Pharmaceuticals, Inc. *	2,589	37,126
Myriad Genetics, Inc. *	4,614	314,675
Nabi Biopharmaceuticals *	6,149	35,418
Nektar Therapeutics *	10,064	39,954
Neurocrine Biosciences, Inc. *	4,535	23,446
Orexigen Therapeutics, Inc. *	2,337	27,179
Osiris Therapeutics, Inc. * (a)	1,654	25,406
Pharmanet Development Group, Inc. *	2,019	52,696
Progenics Pharmaceuticals, Inc. *	2,795	38,403
Sangamo Biosciences, Inc. * (a)	3,892	38,881
Tercica, Inc. *	2,105	18,798
		2,445,667

Broadcasting - 0.34%
Belo Corp., Class A	11,783	86,369
CKX, Inc. *	6,104	48,649
Cox Radio, Inc., Class A *	2,890	32,223
Cumulus Media, Inc., Class A *	3,885	18,221
Entercom Communications Corp.	2,917	17,823
Entravision Communications Corp., Class A *	6,687	21,398
Fisher Communications, Inc. *	883	30,702
Global Traffic Network, Inc. *	1,703	16,179
Gray Television, Inc.	5,416	13,323
Journal Communications, Inc.	4,934	25,213
Mediacom Communications Corp., Class A *	4,969	41,740
Sinclair Broadcast Group, Inc., Class A	5,835	41,370
World Wrestling Entertainment, Inc., Class A	2,278	37,063
		430,273

Building Materials & Construction - 0.95%
Apogee Enterprises, Inc.	3,023	60,460
Beacon Roofing Supply, Inc. *	4,749	77,314

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Building Materials & Construction (continued)
China Architectural Engineering, Inc. * (a)	2,016	$16,733
Drew Industries, Inc. *	2,108	33,791
Dycom Industries, Inc. *	4,203	67,374
EMCOR Group, Inc. *	7,210	245,645
Granite Construction, Inc.	3,420	125,445
Griffon Corp. *	3,044	37,289
Interline Brands, Inc. *	3,398	54,538
LSI Industries, Inc.	2,287	19,737
NCI Building Systems, Inc. *	2,056	78,704
Orion Marine Group, Inc. *	2,389	31,033
Perini Corp. *	2,816	75,215
Quanex Building Products Corp.	3,830	63,042
Sterling Construction Company, Inc. *	1,304	24,059
Texas Industries, Inc.	2,392	125,987
Trex Company, Inc. * (a)	1,835	34,039
U.S. Concrete, Inc. *	4,552	19,027
		1,189,432
Business Services - 4.90%
3PAR, Inc. *	3,015	33,165
ABM Industries, Inc.	4,523	118,864
Acxiom Corp.	6,389	92,321
Administaff, Inc.	2,227	61,020
AMERCO, Inc. * (a)	984	41,013
Arbitron, Inc.	2,829	135,679
Ariba, Inc. *	8,899	131,082
Black Box Corp.	1,855	66,483
Bowne & Company, Inc.	2,934	35,501
CDI Corp.	1,385	34,764
China Security & Surveillance Technology, Inc. * (a)	2,765	49,355
Chindex International, Inc. *	1,786	20,914
Coinstar, Inc. *	2,933	96,554
Compass Diversified Trust	2,761	35,451
Compucredit Corp. * (a)	1,690	8,771
comScore, Inc. *	1,885	38,454
COMSYS IT Partners, Inc. *	1,589	18,814
Constant Contact, Inc. * (a)	2,171	37,124
Core-Mark Holding Company, Inc. *	1,114	32,863
CoStar Group, Inc. * (a)	2,061	108,841
CRA International, Inc. *	1,183	47,190
CSG Systems International, Inc. *	3,773	71,310
Deluxe Corp.	5,349	88,312
DG Fastchannel, Inc. *	1,688	39,719
DMRC Corp. *	684	10,652
Electro Rent Corp.	2,371	32,293
Ennis Business Forms, Inc.	2,823	46,608
Euronet Worldwide, Inc. *	4,925	92,541
Exponent, Inc. *	1,577	48,509
EZCORP, Inc., Class A *	4,077	63,560
Fair Isaac Corp.	5,026	116,101
Forrester Research, Inc. *	1,660	57,419
Gartner Group, Inc., Class A *	6,146	162,316
Gevity HR, Inc.	2,802	23,117
Global Cash Access, Inc. *	4,352	26,068
Global Sources, Ltd. * (a)	1,954	20,849

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Business Services (continued)
GSI Commerce, Inc. *	2,490	$40,039
Harte-Hanks, Inc.	3,897	48,128
Healthcare Services Group, Inc.	4,633	90,251
Heidrick & Struggles International, Inc.	1,795	54,496
Hill International, Inc. *	2,494	48,010
Hudson Highland Group, Inc. *	2,725	25,097
Huron Consulting Group, Inc. *	2,003	129,153
infoGROUP, Inc.	3,785	24,981
Informatica Corp. *	9,208	155,339
Insight Enterprises, Inc. *	4,910	81,702
Intervoice Brite, Inc. *	4,420	36,332
Jackson Hewitt Tax Service, Inc.	2,997	51,459
Kelly Services, Inc., Class A	2,746	53,108
Kendle International, Inc. *	1,371	67,796
Kenexa Corp. *	2,401	55,535
Kforce, Inc. *	3,319	35,447
Korn/Ferry International *	4,817	85,646
LECG Corp. *	2,902	23,651
Macrovision Solutions Corp. *	8,534	132,448
MAXIMUS, Inc.	1,914	70,818
McGrath Rentcorp	2,465	70,253
Michael Baker Corp. *	864	29,912
MPS Group, Inc. *	9,733	112,124
Navigant Consulting Company *	5,018	86,862
Net 1 UEPS Technologies, Inc. *	4,687	125,705
On Assignment, Inc. *	3,851	36,392
PC Mall, Inc. *	1,253	11,991
Perot Systems Corp., Class A *	8,923	158,829
PHH Corp. *	5,595	85,324
Pre-Paid Legal Services, Inc. * (a)	855	38,167
PRG-Schultz International, Inc. *	1,906	22,472
Quest Software, Inc. *	7,460	110,333
R.H. Donnelley Corp. *	7,346	27,548
Resources Connection, Inc. *	4,752	114,903
Rollins, Inc.	4,397	78,135
ScanSource, Inc. *	2,764	83,169
Schawk, Inc., Class A	1,793	28,258
Seachange International, Inc. *	3,580	30,716
SonicWALL, Inc. *	6,088	39,816
Sotheby’s	6,943	187,044
Sourcefire, Inc. *	2,532	19,876
Spherion Corp. *	5,971	30,930
SRA International, Inc., Class A *	4,364	102,467
Standard Parking Corp. *	1,927	42,066
Stanley, Inc. *	933	31,778
SuccessFactors, Inc. *	2,563	28,193
SYNNEX Corp. *	1,765	40,577
Syntel, Inc.	1,352	44,711
TeleTech Holdings, Inc. *	4,053	62,497
Tetra Tech, Inc. *	6,106	174,510
The Hackett Group, Inc. *	4,706	30,118
TrueBlue, Inc. *	4,574	75,883
Tyler Technologies, Inc. *	4,008	64,970
Viad Corp.	2,162	67,627
Volt Information Sciences, Inc. *	1,357	19,025
VSE Corp.	925	33,920

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Business Services (continued)
Watson Wyatt Worldwide, Inc., Class A	4,391	$257,269
Wind River Systems, Inc. *	7,520	83,096
		6,140,499

Cable & Television - 0.17%
Charter Communications, Inc., Class A * (a)	44,451	46,674
Knology, Inc. *	3,183	32,148
Lin TV Corp. *	3,129	19,243
Outdoor Channel Holdings, Inc. *	2,504	20,007
TiVo, Inc. *	10,900	92,214
		210,286

Cellular Communications - 0.26%
Brightpoint, Inc. *	5,236	45,082
iPCS, Inc. *	1,851	37,020
Novatel Wireless, Inc. *	3,335	20,777
RF Micro Devices, Inc. *	27,128	105,257
Syniverse Holdings, Inc. *	5,329	88,408
USA Mobility, Inc. *	2,937	33,100
		329,644

Chemicals - 2.12%
A. Schulman, Inc.	2,912	70,529
Albany Molecular Research, Inc. *	2,456	42,808
American Vanguard Corp. (a)	2,079	30,852
Arch Chemicals, Inc.	2,605	95,603
Balchem Corp.	2,011	54,880
Calgon Carbon Corp. * (a)	4,269	91,058
Cambrex Corp. *	3,333	21,698
Ferro Corp.	4,572	100,767
H.B. Fuller Company	5,449	142,055
Hercules, Inc.	11,635	250,734
ICO, Inc. *	3,248	18,806
Innophos Holdings, Inc.	1,110	41,614
Innospec, Inc.	2,536	39,790
Landec Corp. *	2,894	27,175
LSB Industries, Inc. *	1,856	44,804
Metabolix, Inc. *	2,174	25,066
Minerals Technologies, Inc.	1,955	128,404
Newmarket Corp.	1,385	94,097
Olin Corp.	7,713	207,557
OM Group, Inc. *	3,141	116,531
Penford Corp.	1,448	24,051
PolyOne Corp. *	9,810	80,540
Quaker Chemical Corp.	1,158	34,277
Rockwood Holdings, Inc. *	4,330	163,891
Sensient Technologies Corp.	4,962	144,940
ShengdaTech, Inc. * (a)	3,257	30,942
Solutia, Inc. *	6,402	107,554
Spartech Corp.	3,293	34,675
Stepan Company	734	43,181
Valence Technology, Inc. *	5,617	20,165
W. R. Grace & Company *	7,489	196,886
Westlake Chemical Corp.	1,993	37,827
Zep, Inc.	2,306	45,175
Zoltek Companies, Inc. * (a)	2,870	48,876
		2,657,808

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Coal - 0.24%
International Coal Group, Inc. * (a)	13,239	$135,435
James River Coal Company *	2,633	111,034
National Coal Corp. *	2,892	24,061
Westmoreland Coal Company *	1,201	24,236
		294,766

Colleges & Universities - 0.09%
Corinthian Colleges, Inc. *	8,831	117,187

Commercial Services - 0.84%
CBIZ, Inc. *	4,855	41,267
Cenveo, Inc. *	5,096	52,846
Chemed Corp.	2,441	106,769
DynCorp International, Inc. *	2,554	40,328
Exlservice Holdings, Inc. *	1,540	16,786
First Advantage Corp., Class A *	1,233	20,628
Great Lakes Dredge & Dock Company	4,500	33,705
HMS Holdings Corp. *	2,638	65,396
Live Nation, Inc. *	7,880	126,474
Odyssey Marine Exploration, Inc. * (a)	5,493	27,410
PeopleSupport, Inc. *	2,489	30,241
Perficient, Inc. *	3,381	26,845
Pool Corp. (a)	5,041	122,295
Providence Service Corp. *	1,382	17,703
Riskmetrics Group, Inc. * (a)	2,263	50,261
Team, Inc. *	1,973	75,191
TNS, Inc. *	2,574	58,945
Waste Services, Inc. *	3,001	25,028
Wright Express Corp. *	4,030	119,893
		1,058,011

Computers & Business Equipment - 2.95%
3Com Corp. *	42,149	89,356
3D Systems Corp. * (a)	2,053	25,088
Acme Packet, Inc. *	3,017	19,279
Agilysys, Inc.	2,527	32,876
Avocent Corp. *	4,673	109,675
Benchmark Electronics, Inc. *	6,872	113,319
BigBand Networks, Inc. *	3,817	13,398
Blue Coat Systems, Inc. *	3,537	65,788
CACI International, Inc., Class A *	3,092	156,610
Cogent, Inc. *	4,326	47,586
Compellent Technologies, Inc. *	1,598	20,694
Cray, Inc. *	3,999	22,434
Data Domain, Inc. * (a)	3,467	79,394
Digi International, Inc. *	2,993	35,347
Echelon Corp. * (a)	3,175	41,307
Electronics for Imaging, Inc. *	5,587	92,688
EMS Technologies, Inc. *	1,712	40,215
Extreme Networks, Inc. *	12,811	44,838
Falconstor Software, Inc. *	4,222	31,749
Foundry Networks, Inc. *	15,075	277,229
Furmanite Corp. *	4,093	48,748
Gerber Scientific, Inc. *	2,767	24,682
Hurco Companies, Inc. *	702	22,766
Hypercom Corp. *	6,087	27,696
Immersion Corp. *	3,326	22,118
Intermec, Inc. *	6,398	128,536

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Computers & Business Equipment (continued)
Internap Network Services Corp. * (a)	5,481	$16,936
Isilon Systems, Inc. * (a)	3,526	17,842
Ixia *	4,615	40,104
Jack Henry & Associates, Inc.	7,740	155,032
L-1 Identity Solutions, Inc. *	6,795	111,982
Limelight Networks, Inc. *	3,305	12,394
MICROS Systems, Inc. *	8,645	266,439
MTS Systems Corp.	1,843	76,448
NCI, Inc. *	872	23,370
Ness Technologies, Inc. *	4,207	52,419
Netezza Corp. *	4,166	56,241
NETGEAR, Inc. *	3,707	62,463
Netscout Systems, Inc. *	3,158	47,054
Palm, Inc. *	11,462	97,542
Parametric Technology Corp. *	11,901	238,972
Phoenix Technology, Ltd. *	3,094	34,158
Plexus Corp. *	4,400	123,332
Rackable Systems, Inc. *	3,144	32,572
Radiant Systems, Inc. *	3,012	27,469
RadiSys Corp. *	2,638	29,203
Rimage Corp. *	1,339	21,344
SI International, Inc. *	1,463	45,689
Sigma Designs, Inc. * (a)	2,754	47,176
Silicon Storage Technology, Inc. *	9,461	30,937
Smart Modular Technologies (WWH), Inc. *	4,436	13,885
Sonic Solutions *	2,788	12,964
Standard Microsystems Corp. *	2,318	67,732
STEC, Inc. *	3,228	32,700
Stratasys, Inc. *	2,244	37,385
Super Micro Computer, Inc. *	2,684	26,759
Sykes Enterprises, Inc. *	3,436	69,201
Synaptics, Inc. *	2,352	123,104
Trident Microsystems, Inc. *	6,690	21,073
		3,705,337

Construction & Mining Equipment - 0.41%
Astec Industries, Inc. *	1,885	64,844
Carbo Ceramics, Inc.	2,120	127,412
Gulf Islands Fabrication, Inc.	1,283	55,259
Kaman Corp., Class A	2,675	80,651
Layne Christensen Company *	2,003	109,925
Matrix Service Company *	2,737	71,928
		510,019

Construction Materials - 0.70%
Ameron International Corp.	952	111,251
Applied Industrial Technologies, Inc.	4,391	127,822
Clarcor, Inc.	5,228	208,754
Columbus McKinnon Corp. *	2,005	54,716
Comfort Systems USA, Inc.	4,284	65,288
Louisiana-Pacific Corp.	10,709	104,306
Simpson Manufacturing Company, Inc. (a)	3,893	108,225
Standex International Corp.	1,482	37,050
Universal Forest Products, Inc.	1,770	58,145
		875,557

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Containers & Glass - 0.24%
Graphic Packaging Holding Company *	16,055	$45,757
Mobile Mini, Inc. *	3,604	77,053
Silgan Holdings, Inc.	2,629	137,602
TAL International Group, Inc.	1,473	36,206
		296,618

Correctional Facilities - 0.12%
Cornell Corrections, Inc. *	1,245	33,777
The Geo Group, Inc. *	5,272	116,669
		150,446

Cosmetics & Toiletries - 0.42%
Chattem, Inc. *	1,789	125,445
Elizabeth Arden, Inc. *	2,684	54,914
Helen of Troy, Ltd. *	3,176	76,383
Intermediate Parfums, Inc.	2,300	32,637
Nu Skin Enterprises, Inc., Class A	5,261	88,122
Sally Beauty Holdings, Inc. *	9,959	85,050
Steiner Leisure, Ltd. *	1,698	60,109
		522,660

Crude Petroleum & Natural Gas - 1.93%
Abraxas Petroleum Corp. *	4,677	16,884
Allis-Chalmers Energy, Inc. *	2,894	41,847
American Oil & Gas, Inc. * (a)	4,300	12,341
Arena Resources, Inc. *	3,730	166,619
Bill Barrett Corp. *	3,744	147,439
BMB Munai, Inc. * (a)	4,298	21,490
Cano Petroleum, Inc. *	4,126	13,079
Carrizo Oil & Gas, Inc. *	2,808	139,389
Concho Resources, Inc. *	5,117	167,172
Contango Oil & Gas Company *	1,367	97,221
Endeavour International Corp. *	13,645	23,469
Energy XXI Bermuda, Ltd. * (a)	7,280	34,070
EXCO Resources, Inc. *	7,684	203,472
FX Energy, Inc. * (a)	4,612	38,741
Gasco Energy, Inc. *	10,090	26,537
Georesources, Inc. *	608	10,002
GMX Resources, Inc. *	1,518	102,981
Goodrich Petroleum Corp. *	2,080	105,768
Gran Tierra Energy, Inc. *	9,893	48,476
Gulfport Energy Corp. *	2,728	36,392
Harvest Natural Resources, Inc. *	3,695	40,941
Houston American Energy Corp.	1,769	15,072
Northern Oil And Gas, Inc. * (a)	2,122	15,703
Oilsands Quest, Inc. *	17,138	71,123
Panhandle Oil and Gas, Inc.	854	30,915
Parallel Petroleum Corp. *	4,290	56,800
Penn Virginia Corp.	4,273	282,787
Petroquest Energy, Inc. *	4,467	82,595
Quest Resource Corp. *	2,351	11,308
SulphCo, Inc. * (a)	5,819	16,991
Swift Energy Company *	3,081	143,914
Toreador Resources Corp. * (a)	2,091	18,087
Tri-Valley Corp. *	2,843	19,958
TXCO Resources, Inc. *	3,749	45,400
VAALCO Energy, Inc. *	6,142	48,092
Venoco, Inc. *	2,128	35,878

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Crude Petroleum & Natural Gas (continued)
Western Refining, Inc.	3,061	$27,671
		2,416,624

Domestic Oil - 1.14%
Atlas America, Inc.	3,701	138,713
Berry Petroleum Company, Class A	4,382	182,379
Brigham Exploration Company *	4,783	64,905
Clayton Williams Energy, Inc. *	564	45,650
Comstock Resources, Inc. *	4,679	303,854
Delta Petroleum Corp. * (a)	6,449	115,824
Double Eagle Petroleum & Mining Company *	1,210	19,675
Energy Partners, Ltd. *	3,365	40,043
EnergySouth, Inc.	876	53,655
GeoGlobal Resources, Inc. * (a)	4,358	17,345
McMoran Exploration Company * (a)	5,230	143,041
Meridian Resource Corp. *	8,177	22,160
Natural Gas Services Group, Inc. *	1,309	33,955
Stone Energy Corp. *	3,214	153,224
Union Drilling, Inc. *	1,541	21,913
Warren Resources, Inc. *	6,082	68,666
		1,425,002

Drugs & Health Care - 2.02%
Abaxis, Inc. *	2,252	44,792
Abiomed, Inc. * (a)	3,257	58,691
Acadia Pharmaceuticals, Inc. *	3,924	10,006
Accelrys, Inc. *	3,539	18,155
Almost Family, Inc. *	764	34,540
Alpharma, Inc., Class A *	4,583	163,613
Ardea Biosciences, Inc. *	1,440	19,181
Ariad Pharmaceuticals, Inc. * (a)	8,310	25,844
Cell Genesys, Inc. * (a)	9,282	9,096
China Sky One Medical, Inc. *	952	12,614
Columbia Laboratories, Inc. *	5,521	20,152
CPEX Pharmaceuticals, Inc. *	209	3,451
CV Therapeutics, Inc. *	6,444	74,042
Cytori Therapeutics, Inc. *	2,447	15,636
Datascope Corp.	1,371	68,550
Dendreon Corp. * (a)	9,951	58,512
DepoMed, Inc. *	5,751	25,132
Durect Corp. *	8,221	43,571
Dyax Corp. *	6,466	31,037
Gentiva Health Services, Inc. *	2,668	74,251
Hansen Medical, Inc. * (a)	1,820	22,987
I-Flow Corp. * (a)	2,415	23,691
Immunogen, Inc. *	5,142	27,664
Immunomedics, Inc. *	7,607	16,431
Invacare Corp.	3,293	83,741
K-V Pharmaceutical Company, Class A *	3,557	80,210
Landauer, Inc.	1,000	65,260
Luminex Corp. *	3,817	97,295
Mannatech, Inc. (a)	1,963	8,696
Medical Action, Inc. *	1,691	22,271
Mentor Corp.	3,443	84,973
Meridian Bioscience, Inc.	4,156	118,114
MiddleBrook Pharmaceuticals, Inc. * (a)	4,304	8,952

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Drugs & Health Care (continued)
Molina Healthcare, Inc. *	1,486	$46,764
OraSure Technologies, Inc. *	5,287	26,382
Pain Therapeutics, Inc. * (a)	3,872	36,203
Parexel International Corp. *	6,024	191,383
Quidel Corp. *	2,955	57,770
Res-Care, Inc. *	2,594	49,909
Savient Pharmaceuticals, Inc. *	5,600	127,288
Seattle Genetics, Inc. *	6,429	71,683
Synutra International, Inc. *	397	19,525
Vital Signs, Inc.	841	62,108
Vivus, Inc. *	6,531	55,187
West Pharmaceutical Services, Inc.	3,317	161,903
XenoPort, Inc. *	2,612	127,544
Zymogenetics, Inc. *	4,130	34,444
		2,539,244

Educational Services - 0.18%
American Public Education, Inc. *	1,160	51,852
Capella Education Company *	1,478	73,471
K12, Inc. *	681	16,038
Leapfrog Enterprises, Inc., Class A *	3,701	31,459
Learning Tree International, Inc. *	1,042	15,515
Universal Technical Institute, Inc. *	2,325	39,897
		228,232

Electrical Equipment - 1.61%
A.O. Smith Corp.	2,047	84,275
Aaon, Inc.	2,261	48,295
American Science & Engineering, Inc. (a)	957	63,928
Anaren, Inc. *	1,830	19,435
Anixter International, Inc. *	3,042	224,530
Audiovox Corp., Class A *	2,077	20,271
AZZ, Inc. *	1,276	55,442
Baldor Electric Company	4,765	169,825
Beacon Power Corp. * (a)	9,954	14,035
Capstone Turbine Corp. *	15,235	41,439
China BAK Battery, Inc. *	3,510	14,251
Cohu, Inc.	2,538	42,385
DTS, Inc. *	1,876	60,351
Encore Wire Corp.	1,921	36,633
Excel Technology, Inc. *	1,324	42,289
GrafTech International, Ltd. *	10,686	217,139
Greatbatch, Inc. *	2,390	58,364
Houston Wire & Cable Company (a)	1,942	32,742
Littelfuse, Inc. *	2,260	80,185
Methode Electronics, Inc.	4,016	44,136
Plug Power, Inc. *	9,613	26,051
Powell Industries, Inc. *	809	35,742
Power-One, Inc. * (a)	8,740	19,665
Ultralife Batteries, Inc. *	1,479	17,112
Universal Electronics, Inc. *	1,552	40,693
US Geothermal, Inc. *	7,289	16,473
Varian, Inc. *	3,046	151,417
Vicor Corp.	2,258	22,738
W.H. Brady Company, Class A	5,213	191,369
Watsco, Inc.	2,408	123,265
		2,014,475

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Electrical Utilities - 1.90%
Allete, Inc.	2,732	$115,345
Avista Corp.	5,596	124,791
Black Hills Corp.	3,940	133,211
Central Vermont Public Service Corp.	1,325	32,198
CH Energy Group, Inc.	1,711	68,098
Cleco Corp.	6,236	157,210
El Paso Electric Company *	4,746	101,042
Empire District Electric Company (a)	3,674	77,521
EnerNOC, Inc. * (a)	1,073	16,546
Great Plains Energy, Inc.	3,411	79,988
IDACORP, Inc.	4,653	138,659
ITC Holdings Corp.	5,154	288,676
MGE Energy, Inc.	2,436	82,580
NorthWestern Corp.	4,108	108,040
Otter Tail Corp. (a)	3,188	126,595
Pike Electric Corp. *	1,861	35,080
PNM Resources, Inc.	7,921	93,389
Portland General Electric Company	6,442	165,044
UIL Holding Corp.	2,683	87,466
Unisource Energy Corp.	3,577	114,929
Westar Energy, Inc.	10,558	239,139
		2,385,547

Electronics - 1.96%
Adaptec, Inc. *	13,363	50,646
Advanced Battery Technologies, Inc. * (a)	4,804	18,351
Anadigics, Inc. *	6,461	21,774
Analogic Corp.	1,398	94,645
Axsys Technologies, Inc. *	923	62,699
Bel Fuse, Inc., Class B	1,375	38,280
Belden, Inc.	4,495	165,146
Bookham, Inc *	11,623	19,643
Checkpoint Systems, Inc. *	4,124	87,800
Cogo Group, Inc. *	2,738	15,086
CTS Corp.	3,668	48,564
Cubic Corp.	1,708	47,295
Cynosure, Inc. *	1,050	26,019
Daktronics, Inc. (a)	3,440	60,303
Eagle Test Systems, Inc. *	1,661	23,553
Electro Scientific Industries, Inc. *	2,960	42,298
Enersys *	2,847	80,058
FEI Company *	3,848	104,204
Franklin Electric, Inc. (a)	2,407	104,223
Hutchinson Technology, Inc. *	2,605	37,746
II-VI, Inc. *	2,541	111,575
Imation Corp.	3,106	65,971
Integrated Electrical Services, Inc. *	920	19,697
IPG Photonics Corp. *	2,040	41,555
Kemet Corp. *	9,046	14,655
LaBarge, Inc. *	1,551	22,908
Maxwell Technologies, Inc. *	2,118	26,178
Measurement Specialties, Inc. *	1,660	29,681
Medis Technologies, Ltd. *	3,365	10,532
Mentor Graphics Corp. *	9,445	115,229
Mercury Computer Systems, Inc. *	2,590	23,958
Multi-Fineline Electronix, Inc. *	922	15,729
Newport Corp. *	3,884	36,393

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Electronics (continued)
NVE Corp. *	529	$16,410
OSI Systems, Inc. *	1,711	39,712
Park Electrochemical Corp.	2,113	59,206
Photon Dynamics, Inc. *	2,113	32,160
Rogers Corp. *	1,877	75,099
Sanmina-SCI Corp. *	55,688	130,867
SiRF Technology Holdings, Inc. *	6,389	11,820
Stoneridge, Inc. *	1,601	20,333
Supertex, Inc. *	1,228	36,472
Sycamore Networks, Inc. *	20,209	70,732
Taser International, Inc. * (a)	6,679	43,414
Technitrol, Inc.	4,265	67,430
TTM Technologies, Inc. *	4,423	52,988
Universal Display Corp. * (a)	3,147	44,624
Zoran Corp. *	5,367	47,766
Zygo Corp. *	1,982	20,771
		2,452,198

Energy - 0.92%
Akeena Solar, Inc. * (a)	2,388	10,053
Alon USA Energy, Inc. (a)	1,194	14,555
Ascent Solar Technologies, Inc. * (a)	859	7,868
Aventine Renewable Energy Holdings, Inc. * (a)	2,870	18,368
Clean Energy Fuels Corp. *	2,361	40,704
Comverge, Inc. *	2,355	15,496
Energy Conversion Devices, Inc. *	4,197	315,489
Evergreen Energy, Inc. *	10,018	18,032
Evergreen Solar, Inc. *	10,957	103,325
Fuelcell Energy, Inc. * (a)	7,285	50,558
GeoMet, Inc. *	2,266	15,817
Headwaters, Inc. * (a)	4,378	67,377
New Jersey Resources Corp.	4,410	159,554
Ormat Technologies, Inc. (a)	1,865	93,511
Pacific Ethanol, Inc. * (a)	5,265	10,846
PowerSecure International, Inc. *	2,135	17,251
Quantum Fuel Systems Technologies Worldwide, Inc. *	7,748	13,636
Rosetta Resources, Inc. *	5,300	123,225
VeraSun Energy Corp. * (a)	10,688	61,563
		1,157,228

Financial Services - 2.75%
Advance America Cash Advance Centers, Inc.	5,146	25,318
Advanta Corp., Class B	4,199	32,038
Apollo Investment Corp. (a)	14,672	259,694
Ares Capital Corp.	10,048	121,480
Asset Acceptance Capital Corp. *	1,760	19,078
Bankrate, Inc. * (a)	1,319	42,551
Calamos Asset Management, Inc.	2,217	47,510
Capital Southwest Corp.	353	47,316
Cass Information Systems, Inc.	596	21,706
City Holding Company	1,810	75,676
Cohen & Steers, Inc. (a)	1,799	52,351
Credit Acceptance Corp. *	662	11,082
Delphi Financial Group, Inc.	4,373	117,328
Diamond Hill Investment Group, Inc. *	270	24,554
Dollar Financial Corp. *	2,604	47,601

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Financial Services (continued)
Duff & Phelps Corp. *	1,224	$25,202
Encore Capital Group, Inc. *	1,524	19,355
Evercore Partners, Inc.	1,294	17,159
FBR Capital Markets Corp. *	2,918	14,152
FCStone Group, Inc. * (a)	2,425	50,707
Federal Agricultural Mortgage Corp., Class C	1,094	32,054
Financial Federal Corp.	2,686	67,069
First Financial Northwest, Inc.	3,054	31,059
Friedman, Billings, Ramsey Group, Inc.	15,948	29,185
GAMCO Investors, Inc.	818	38,773
GFI Group, Inc.	7,115	82,534
Gladstone Capital Corp. (a)	2,482	38,868
Gladstone Investment Corp.	3,117	22,661
Harris & Harris Group, Inc. *	3,041	22,260
Heartland Payment Systems, Inc. (a)	2,590	58,430
Hercules Technology Growth Capital, Inc.	3,750	39,038
Interactive Brokers Group, Inc. *	4,203	114,742
Interactive Data Corp.	3,754	112,995
International Assets Holding Corp. *	543	15,421
Kayne Anderson Energy Development Fund *	1,296	29,614
KBW, Inc. *	2,687	79,374
Knight Capital Group, Inc. *	9,748	168,056
Kohlberg Capital Corp.	2,009	22,079
LaBranche & Company, Inc. *	5,556	35,725
MarketAxess Holdings, Inc. *	3,582	35,999
MCG Capital Corp.	8,067	28,073
Medallion Financial Corp.	2,173	22,556
MVC Capital, Inc.	2,717	40,565
National Financial Partners Corp. (a)	4,094	82,576
Nelnet, Inc., Class A	2,032	31,943
NewStar Financial, Inc. *	2,988	26,294
NGP Capital Resources Company (a)	2,587	42,091
Ocwen Financial Corp. *	3,926	27,364
optionsXpress Holdings, Inc.	4,442	102,477
Patriot Capital Funding, Inc.	2,997	22,238
PennantPark Investment Corp.	2,744	21,925
Penson Worldwide, Inc. *	1,861	31,358
PICO Holdings, Inc. *	1,722	82,036
Piper Jaffray Companies, Inc. *	1,969	74,842
Portfolio Recovery Associates, Inc. * (a)	1,613	68,617
Prospect Capital Corp.	2,912	40,768
Sanders Morris Harris Group, Inc.	2,764	29,022
Stifel Financial Corp. *	2,529	103,360
SWS Group, Inc.	2,571	51,883
The First Marblehead Corp. (a)	7,275	29,973
Thinkorswim Group, Inc. *	5,452	54,684
Thomas Weisel Partners Group, Inc. *	2,597	15,894
U.S. Global Investors, Inc.	1,449	20,503
UMB Financial Corp.	3,283	170,815
United Community Financial Corp.	3,500	12,635
World Acceptance Corp. *	1,720	67,114
		3,449,400

Food & Beverages - 1.16%
B&G Foods, Inc.	2,380	19,183
Calavo Growers, Inc.	1,359	16,512
Cal-Maine Foods, Inc. (a)	1,340	52,917

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Food & Beverages (continued)
Chiquita Brands International, Inc. * (a)	4,459	$65,458
Coca-Cola Bottling Company Consolidated	534	21,670
Diamond Foods, Inc.	1,762	44,350
Farmer Brothers Company	615	16,027
Flowers Foods, Inc.	8,229	217,575
Green Mountain Coffee Roasters, Inc. * (a)	1,858	67,798
Hain Celestial Group, Inc. *	4,235	110,068
Imperial Sugar Company (a)	1,413	19,824
J & J Snack Foods Corp.	1,551	52,253
Lance, Inc.	2,900	59,421
M & F Worldwide Corp. *	1,373	60,439
Nash Finch Company	1,360	55,379
Pilgrim’s Pride Corp.	4,665	59,899
Ralcorp Holdings, Inc. *	2,663	163,508
Sanderson Farms, Inc. (a)	2,108	72,325
Seaboard Corp.	35	45,395
Smart Balance, Inc. *	6,833	43,731
Tootsie Roll Industries, Inc. (a)	2,591	73,792
TreeHouse Foods, Inc. *	3,253	90,303
Zhongpin, Inc. *	2,066	25,804
		1,453,631

Forest Products - 0.06%
Deltic Timber Corp.	1,145	70,154

Funeral Services - 0.06%
Stewart Enterprises, Inc., Class A	8,472	79,298

Furniture & Fixtures - 0.21%
American Woodmark Corp. (a)	1,233	29,296
Ethan Allen Interiors, Inc. (a)	2,498	67,796
Furniture Brands International, Inc.	4,247	38,011
Hooker Furniture Corp.	1,204	20,275
Kimball International, Inc., Class B	3,770	39,698
La-Z-Boy, Inc. (a)	5,517	41,764
Sealy Corp.	4,882	32,660
		269,500

Gas & Pipeline Utilities - 1.04%
American States Water Company	1,876	74,121
Crosstex Energy, Inc. (a)	4,206	136,990
Nicor, Inc.	4,533	208,019
Northwest Natural Gas Company	2,758	134,397
Piedmont Natural Gas, Inc. (a)	7,588	218,914
RAM Energy Resources, Inc. *	4,393	20,076
South Jersey Industries, Inc.	3,164	112,860
Southwest Gas Corp.	4,523	137,273
The Laclede Group, Inc.	2,283	102,575
WGL Holdings, Inc.	5,006	161,193
		1,306,418

Healthcare Products - 2.70%
Accuray, Inc. *	3,885	32,051
Align Technology, Inc. *	6,476	84,447
American Medical Systems Holdings, Inc. *	7,579	134,906
AngioDynamics, Inc. *	2,577	42,340
ArthroCare Corp. *	2,749	70,484
Bruker BioSciences Corp. *	5,238	80,875
Cantel Medical Corp. *	1,480	14,193

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Healthcare Products (continued)
CardioNet, Inc. *	506	$15,433
Clinical Data, Inc. *	1,747	28,878
Computer Programs & Systems, Inc.	1,241	33,668
Conceptus, Inc. *	3,197	54,029
CONMED Corp. *	2,974	95,049
Cryolife, Inc. *	3,022	47,687
Cyberonics, Inc. *	2,535	54,376
Cypress Biosciences, Inc. *	4,008	27,495
Haemonetics Corp. *	2,630	164,954
Hanger Orthopedic Group, Inc. *	2,484	42,054
ICU Medical, Inc. *	1,147	34,834
Insulet Corp. *	1,987	28,494
Kensey Nash Corp. *	830	29,888
Mannkind Corp. * (a)	5,992	19,474
Masimo Corp. *	4,772	190,737
Merit Medical Systems, Inc. *	2,951	57,131
Micrus Endovascular Corp. *	1,854	23,360
Natus Medical, Inc. *	2,900	71,340
NutriSystem, Inc.	3,169	62,968
Nuvasive, Inc. *	3,692	175,961
Orthofix International NV *	1,792	43,438
Owens & Minor, Inc.	4,193	193,381
PSS World Medical, Inc. *	6,414	117,184
RTI Biologics, Inc. *	5,724	53,691
Sirona Dental Systems, Inc. *	1,758	48,328
Somanetics Corp. *	1,421	35,241
SonoSite, Inc. *	1,783	60,265
Spectranetics Corp. *	3,419	27,489
Stereotaxis, Inc. * (a)	3,168	21,764
STERIS Corp.	5,990	220,252
SurModics, Inc. * (a)	1,608	62,664
Symmetry Medical, Inc. *	3,715	63,935
Synovis Life Technologies, Inc. *	1,419	31,161
The Medicines Company *	5,403	131,617
Thoratec Corp. *	5,687	151,502
TomoTherapy, Inc. *	4,571	28,295
Trans1, Inc. *	1,413	11,601
Ulta Salon, Cosmetics & Fragrance, Inc. *	2,178	23,697
USANA Health Sciences, Inc. *	761	28,812
VNUS Medical Technologies, Inc. *	1,487	32,967
Volcano Corp. *	4,946	90,858
Wright Medical Group, Inc. *	3,866	119,034
Zoll Medical Corp. *	2,162	75,173
		3,389,455

Healthcare Services - 1.86%
Air Methods Corp. *	1,127	32,537
Alliance Imaging, Inc. *	2,920	33,901
Amedisys, Inc. *	2,727	145,131
AMERIGROUP Corp. *	5,447	140,968
AMN Healthcare Services, Inc. *	3,521	66,899
Apria Healthcare Group, Inc. *	4,499	88,990
Assisted Living Concepts, Inc. *	5,830	41,276
athenahealth, Inc. *	2,175	70,144
Capital Senior Living Corp. *	2,678	21,076
CorVel Corp. *	906	26,374
Cross Country Healthcare, Inc. *	3,229	50,598

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Healthcare Services (continued)
Emergency Medical Services Corp., Class A * (a)	1,010	$33,613
Emeritus Corp. *	2,146	47,684
Enzo Biochem, Inc. *	3,440	44,548
Five Star Quality Care, Inc. *	3,739	15,031
Healthextras, Inc. *	3,415	111,329
Healthsouth Corp. *	8,219	147,860
Healthspring, Inc. *	5,070	100,690
Healthways, Inc. *	3,637	69,285
Kindred Healthcare, Inc. *	2,868	88,707
LHC Group, Inc. *	1,567	45,647
Magellan Health Services, Inc. *	4,153	180,905
National Healthcare Corp.	901	44,798
Nighthawk Radiology Holdings, Inc. * (a)	2,782	23,730
Obagi Medical Products, Inc. *	2,051	19,792
Odyssey Healthcare, Inc. *	3,529	34,372
Palomar Medical Technologies, Inc. *	2,066	29,895
Phase Forward, Inc. *	4,512	87,172
Psychiatric Solutions, Inc. *	5,725	216,119
RadNet, Inc. *	2,560	15,923
Skilled Healthcare Group, Inc. *	2,000	31,920
Sun Healthcare Group, Inc. *	4,491	77,200
The Advisory Board Company *	1,837	56,782
Town Sports International Holdings, Inc. *	2,126	22,280
Triple-S Management Corp. *	1,737	30,154
US Physical Therapy, Inc. *	1,512	29,953
Virtual Radiologic Corp *	901	11,596
		2,334,879

Homebuilders - 0.29%
Beazer Homes USA, Inc. (a)	4,284	29,816
Cavco Industries, Inc. *	786	27,518
Champion Enterprises, Inc. *	8,145	39,829
Hovnanian Enterprises, Inc., Class A * (a)	5,002	35,714
M/I Homes, Inc.	1,631	29,211
Meritage Homes Corp. * (a)	3,266	76,490
Ryland Group, Inc.	4,415	102,340
Standard Pacific Corp. * (a)	8,009	25,629
		366,547

Hotels & Restaurants - 1.22%
AFC Enterprises, Inc. *	2,949	26,747
Ameristar Casinos, Inc.	2,750	45,485
BJ’s Restaurants, Inc. *	2,054	23,909
Bob Evans Farms, Inc.	3,260	91,508
Buffalo Wild Wings, Inc. * (a)	1,868	67,397
California Pizza Kitchen, Inc. *	2,525	36,310
CBRL Group, Inc.	2,340	60,466
CEC Entertainment, Inc. *	2,269	77,736
CKE Restaurants, Inc.	5,537	70,763
Denny’s Corp. *	10,401	29,123
DineEquity, Inc. (a)	1,845	36,642
Domino’s Pizza, Inc. *	4,327	57,982
Jack in the Box, Inc. *	6,240	148,075
Krispy Kreme Doughnuts, Inc. *	6,014	25,439
Landry’s Restaurants, Inc. (a)	1,328	25,577
Lodgian, Inc. *	2,218	18,764
Luby’s Cafeterias, Inc. *	2,919	21,659

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Hotels & Restaurants (continued)
Marcus Corp.	2,261	$38,844
Morgans Hotel Group Company *	3,086	52,771
O’Charley’s, Inc.	2,442	24,444
P.F. Chang’s China Bistro, Inc. * (a)	2,557	66,431
Papa John’s International, Inc. *	2,340	65,333
Peets Coffee & Tea, Inc. *	1,643	43,112
Red Robin Gourmet Burgers, Inc. *	1,761	47,019
Ruby Tuesday, Inc. *	5,573	38,955
Sonic Corp. *	6,376	92,388
Texas Roadhouse, Inc., Class A *	5,584	50,144
The Cheesecake Factory, Inc. *	6,964	107,037
The Steak & Shake Company * (a)	3,581	27,860
Triarc Companies, Inc.	2,252	13,084
		1,531,004

Household Appliances - 0.05%
Libbey, Inc.	1,849	17,196
National Presto Industries, Inc.	534	41,289
		58,485

Household Products - 0.38%
Blyth, Inc.	2,700	42,687
Central Garden & Pet Company, Class A *	6,970	36,941
Tempur-Pedic International, Inc.	7,720	87,313
Tupperware Brands Corp.	6,398	228,537
TurboChef Technologies, Inc. *	2,754	16,799
WD-40 Company	1,865	65,070
		477,347

Industrial Machinery - 2.15%
Actuant Corp., Class A	5,948	187,659
Alamo Group, Inc.	832	17,414
Albany International Corp., Class A	3,140	96,304
Altra Holdings, Inc. *	2,901	52,189
Badger Meter, Inc. (a)	1,530	70,441
Briggs & Stratton Corp.	5,165	77,475
Cascade Corp.	944	48,975
Chart Industries, Inc. *	2,951	136,277
Circor International, Inc.	1,750	105,455
Cognex Corp.	4,358	88,162
Dionex Corp. *	1,909	124,448
DXP Enterprises, Inc. *	416	24,565
EnPro Industries, Inc. *	2,101	88,557
Flow International Corp. *	4,114	27,934
Gehl Company *	1,282	19,320
Gorman-Rupp Company	1,890	76,035
H&E Equipment Services, Inc. *	1,737	24,509
Intevac, Inc. *	2,390	24,330
Kadant, Inc. *	1,555	36,465
Key Technology, Inc. *	742	21,191
Lindsay Corp.	1,234	101,077
Lufkin Industries, Inc.	1,540	142,897
Middleby Corp. *	1,779	94,927
Mitcham Industries, Inc. *	1,159	17,709
NACCO Industries, Inc., Class A	622	73,110
NATCO Group, Inc. *	2,070	104,928
OYO Geospace Corp. *	447	21,930
Presstek, Inc. *	3,415	18,339

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Industrial Machinery (continued)
Raser Technologies, Inc. * (a)	4,857	$41,722
Regal-Beloit Corp.	3,301	154,982
Robbins & Myers, Inc.	2,976	133,474
Rofin-Sinar Technologies, Inc. *	3,187	128,819
Sauer-Danfoss, Inc.	1,190	38,996
Tecumseh Products Company, Class A *	1,738	45,866
Tennant Company	1,752	54,575
Tredegar Industries, Inc.	2,483	49,163
Twin Disc, Inc.	1,914	35,160
Watts Water Technologies, Inc., Class A (a)	3,017	85,773
		2,691,152

Industrials - 0.24%
Clean Harbors, Inc. *	2,050	166,337
EnergySolutions, Inc.	3,439	63,518
Graham Corp.	653	60,990
Synthesis Energy Systems, Inc. *	2,282	15,358
		306,203

Insurance - 3.41%
Ambac Financial Group, Inc.	30,009	214,864
American Equity Investment Life Holding Company	5,900	54,221
American Physicians Capital, Inc.	964	40,777
American Safety Insurance Holdings, Ltd. *	1,495	21,603
Amerisafe, Inc. *	2,217	40,992
Amtrust Financial Services, Inc.	1,758	24,717
Argo Group International Holdings, Ltd. *	2,640	99,238
Aspen Insurance Holdings, Ltd.	8,717	236,231
Assured Guaranty, Ltd.	5,749	93,479
Baldwin & Lyons, Inc., Class B	1,310	27,929
Castlepoint Holdings, Ltd.	3,851	43,593
Ceva, Inc. *	2,458	23,351
Citizens, Inc., Class A * (a)	4,450	31,684
CNA Surety Corp. *	1,867	30,003
Darwin Professional Underwriters, Inc. *	925	29,258
Donegal Group, Inc.	1,618	29,092
eHealth, Inc. *	2,750	40,810
Employers Holdings, Inc.	5,292	91,975
Enstar Group, Ltd. *	551	64,638
FBL Financial Group, Inc., Class A	1,501	34,448
First Mercury Financial Corp. *	1,678	24,717
Flagstone Reinsurance Holdings, Ltd.	3,210	39,483
FPIC Insurance Group, Inc. *	997	51,505
Greenlight Capital Re, Ltd. * (a)	3,263	66,891
Harleysville Group, Inc.	1,488	53,970
Hilb, Rogal and Hamilton Company	3,808	173,454
Horace Mann Educators Corp.	4,384	65,322
Infinity Property & Casualty Corp.	1,752	81,468
IPC Holdings, Ltd.	5,519	174,787
Kansas City Life Insurance Company	613	29,166
LandAmerica Financial Group, Inc.	1,670	28,624
Life Partners Holdings, Inc.	837	24,239
Max Re Capital, Ltd.	5,862	152,412
Meadowbrook Insurance Group, Inc.	9,113	61,057
Montpelier Re Holdings, Ltd.	9,607	155,537
National Western Life Insurance Company, Class A	82	19,634

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Insurance (continued)
Navigators Group, Inc. *	1,440	$75,456
Odyssey Re Holdings Corp.	2,509	94,740
Phoenix Companies, Inc.	12,010	143,039
Platinum Underwriters Holdings, Ltd.	4,969	179,629
PMA Capital Corp., Class A *	3,765	35,730
PMI Group, Inc.	9,070	32,561
Presidential Life Corp.	2,617	47,106
ProAssurance Corp. *	3,360	181,104
Quanta Capital Holdings, Ltd. *	8,608	23,414
Radian Group, Inc. (a)	9,164	35,098
RLI Corp.	1,988	111,149
Safety Insurance Group, Inc.	1,764	75,852
SeaBright Insurance Holdings, Inc. *	2,527	30,678
Selective Insurance Group, Inc.	5,661	136,657
State Auto Financial Corp.	1,665	51,399
Stewart Information Services Corp.	1,904	35,624
Tower Group, Inc.	2,207	46,237
United America Indemnity, Ltd. *	2,228	33,910
United Fire & Casualty Company	2,464	73,279
Universal American Financial Corp. *	4,179	55,037
Validus Holdings, Ltd.	6,594	157,333
Zenith National Insurance Corp.	3,840	146,650
		4,276,851

International Oil - 0.29%
ATP Oil & Gas Corp. * (a)	2,880	74,016
BPZ Energy, Inc. *	6,204	122,219
Callon Petroleum Company *	2,175	43,217
Cheniere Energy, Inc. * (a)	5,360	20,153
Parker Drilling Company *	11,647	107,968
		367,573

Internet Content - 0.30%
CMGI, Inc. *	5,233	61,697
Dice Holdings, Inc. *	1,655	14,713
HSW International, Inc. *	1,689	4,983
InfoSpace, Inc. *	3,719	43,512
Internet Capital Group, Inc. *	4,218	35,642
Liquidity Services, Inc. *	1,663	18,226
LoopNet, Inc. *	3,097	33,014
Move, Inc. *	13,684	36,947
RightNow Technologies, Inc. *	2,986	44,760
TechTarget, Inc. *	1,504	10,829
TeleCommunication Systems, Inc. *	3,989	33,508
The Knot, Inc. *	3,158	28,769
TheStreet.com, Inc.	1,932	13,717
		380,317

Internet Retail - 0.37%
1-800-Flowers.com, Inc. *	3,178	19,513
Blue Nile, Inc. * (a)	1,388	57,782
Drugstore.com, Inc. *	10,128	24,105
Internet Brands, Inc. *	2,432	17,000
Mercadolibre, Inc. *	2,638	81,435
Netflix, Inc. * (a)	4,173	128,695
Orbitz Worldwide, Inc. *	3,858	23,804
Overstock.com, Inc. * (a)	1,618	34,205
PetMed Express, Inc. *	2,605	37,095

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Internet Retail (continued)
Shutterfly, Inc. * (a)	2,098	$19,511
Stamps.com, Inc. *	1,617	22,201
		465,346

Internet Service Provider - 0.27%
Cogent Communications Group, Inc. *	4,961	45,691
Earthlink, Inc. *	11,380	106,062
Entrust, Inc. *	7,249	17,035
Online Resources Corp. *	3,201	27,881
Terremark Worldwide, Inc. *	5,722	41,370
United Online, Inc.	8,014	84,387
Website Pros, Inc. *	3,062	18,494
		340,920

Internet Software - 0.95%
Art Technology Group, Inc. *	13,557	55,584
Chordiant Software, Inc. *	3,349	19,926
Cybersource Corp. *	7,154	122,906
DealerTrack Holdings, Inc. *	4,459	82,179
Digital River, Inc. *	3,828	167,475
eResearch Technology, Inc. *	4,494	60,624
Interwoven, Inc. *	4,759	70,052
Keynote Systems, Inc. *	1,769	24,801
NIC, Inc. *	4,225	29,237
PC-Tel, Inc. *	2,615	26,438
RealNetworks, Inc. *	9,401	62,329
S1 Corp. *	5,317	40,569
Sapient Corp. *	9,230	85,562
SupportSoft, Inc. *	6,008	20,968
Switch & Data Facilities Company, Inc. *	2,200	31,856
TIBCO Software, Inc. *	19,272	157,838
VASCO Data Security International, Inc. *	2,837	39,207
Vignette Corp. *	2,783	37,932
Vocus, Inc. *	1,707	60,855
		1,196,338

Leisure Time - 1.31%
Bally Technologies, Inc. *	5,672	194,152
Blockbuster, Inc., Class A *	18,632	44,717
Brunswick Corp.	9,020	124,386
Callaway Golf Company	6,914	93,892
Churchill Downs, Inc.	1,082	48,062
Cinemark Holdings, Inc. (a)	3,092	45,421
Gaylord Entertainment Company * (a)	4,283	148,406
Great Wolf Resorts, Inc. *	3,630	18,985
Life Time Fitness, Inc. * (a)	3,611	127,649
Monarch Casino & Resort, Inc. *	1,596	21,370
National Cinemedia, Inc.	4,641	51,933
Parkervision, Inc. * (a)	2,532	27,346
Pinnacle Entertainment, Inc. *	6,272	69,556
Polaris Industries, Inc. (a)	3,411	153,802
RC2 Corp. *	1,934	48,679
Rick’s Cabaret International, Inc. *	741	10,352
Riviera Holdings Corp. *	1,314	15,190
Shuffle Master, Inc. *	3,992	20,040
Six Flags, Inc. * (a)	9,565	10,426
Speedway Motorsports, Inc.	1,513	33,483
Steinway Musical Instruments, Inc. *	882	25,499

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Leisure Time (continued)
The Nautilus Group, Inc. * (a)	2,954	$15,715
Vail Resorts, Inc. * (a)	3,253	143,099
WMS Industries, Inc. *	4,546	152,746
		1,644,906

Life Sciences - 0.45%
American Ecology Corp.	1,753	56,902
Celera Corp. *	8,253	115,542
Dawson Geophysical Company *	815	51,125
Halozyme Therapeutics, Inc. *	6,531	50,942
Incyte Corp. *	7,075	72,377
Nanosphere, Inc. *	1,661	15,863
Omrix Biopharmaceuticals, Inc. *	1,505	34,615
Repligen Corp. *	3,633	19,509
Sequenom, Inc. *	4,812	109,377
Symyx Technologies, Inc. *	3,905	43,150
		569,402

Liquor - 0.03%
Boston Beer Company, Inc. *	886	39,843

Manufacturing - 1.74%
Acuity Brands, Inc.	4,308	187,441
American Railcar Industries, Inc. (a)	1,010	16,372
ATC Technology Corp. *	2,251	54,519
Barnes Group, Inc.	4,948	119,346
Blount International, Inc. *	4,125	52,057
Ceradyne, Inc. *	2,735	123,239
China Fire & Security Group, Inc. * (a)	1,523	16,723
Coherent, Inc. *	2,499	89,639
Colfax Corp. *	2,285	56,188
ESCO Technologies, Inc. *	2,675	127,357
Force Protection, Inc. * (a)	7,305	29,074
Freightcar America, Inc.	1,240	45,843
GenTek, Inc. *	1,037	30,052
Hexcel Corp. *	9,945	206,657
Insteel Industries, Inc.	1,904	32,558
iRobot Corp. * (a)	2,040	28,540
Kaydon Corp.	2,853	158,998
Koppers Holdings, Inc.	2,173	99,545
K-Tron International, Inc. *	296	44,042
Lancaster Colony Corp.	2,149	74,742
Lydall, Inc. *	1,931	22,573
Mine Safety Appliances Company	3,187	115,784
Nordson Corp.	3,502	187,812
Park-Ohio Holdings Corp. *	1,081	21,090
Polypore International, Inc. *	1,700	46,631
Raven Industries, Inc.	1,688	76,348
Reddy Ice Holdings, Inc.	1,987	16,731
Smith & Wesson Holding Corp. * (a)	4,075	23,105
Spartan Motors, Inc.	5,242	24,795
Thermadyne Holdings Corp. *	1,585	35,663
TriMas Corp. *	1,803	13,937
		2,177,401

Medical-Hospitals - 0.70%
AmSurg Corp. *	3,254	88,216
Centene Corp. *	4,469	100,910
Cepheid, Inc. *	5,912	109,963

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Medical-Hospitals (continued)
DexCom, Inc. *	2,994	$20,599
EV3, Inc. * (a)	7,381	90,122
Exactech, Inc. *	851	22,015
Genoptix, Inc. *	882	30,870
IRIS International, Inc. *	2,016	37,336
MedCath Corp. *	1,698	36,117
Microvision, Inc. *	6,517	16,944
MWI Veterinary Supply, Inc. *	1,139	44,865
Neogen Corp. *	2,378	61,995
Novavax, Inc. *	6,800	18,768
NxStage Medical, Inc. *	2,557	9,717
Orthovita, Inc. *	9,017	27,502
RehabCare Group, Inc. *	1,957	35,891
Sunrise Senior Living, Inc. *	4,615	93,823
Vital Images, Inc. * (a)	2,002	31,431
		877,084

Metal & Metal Products - 1.06%
A. M. Castle & Company	1,724	34,618
Ampco-Pittsburgh Corp.	886	38,488
Brush Engineered Materials, Inc. *	2,106	61,706
Dynamic Materials Corp.	1,306	40,186
Fushi Copperweld, Inc. *	1,531	17,270
Gibraltar Industries, Inc.	2,835	60,981
Haynes International, Inc. *	1,238	72,373
Horsehead Holding Corp. *	3,661	30,459
Kaiser Aluminum Corp.	1,612	87,145
L.B. Foster Company *	1,174	45,269
Ladish Company, Inc. *	1,629	43,429
Matthews International Corp., Class A	3,242	162,943
Metalico, Inc. * (a)	2,529	32,573
Mueller Industries, Inc.	3,840	107,712
Mueller Water Products, Inc.	12,172	132,310
NN, Inc.	2,005	32,922
RBC Bearings, Inc. *	2,289	91,423
RTI International Metals, Inc. *	2,373	80,231
Sun Hydraulics, Inc.	1,828	60,488
Universal Stainless & Alloy Products, Inc. *	744	26,896
USEC, Inc. * (a)	11,493	66,200
		1,325,622

Mining - 0.60%
AMCOL International Corp.	2,691	98,114
Apex Silver Mines, Ltd. *	6,927	20,365
Coeur d’Alene Mines Corp. * (a)	57,998	103,816
Compass Minerals International, Inc.	3,347	231,847
General Moly, Inc. * (a)	6,717	45,810
Hecla Mining Company * (a)	13,607	95,521
Royal Gold, Inc. (a)	3,343	116,036
Stillwater Mining Company *	4,103	30,567
Uranium Resources, Inc. * (a)	4,719	10,854
		752,930

Mobile Homes - 0.06%
Fleetwood Enterprises, Inc. * (a)	7,291	15,603
Skyline Corp.	864	19,760
Winnebago Industries, Inc.	3,118	35,389
		70,752

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Office Furnishings & Supplies - 0.55%
Acco Brands Corp. *	5,720	$48,563
Herman Miller, Inc.	5,773	162,452
HNI Corp. (a)	4,576	105,889
IKON Office Solutions, Inc.	8,369	144,867
Knoll, Inc.	5,033	82,893
The Standard Register Company	1,646	18,633
United Stationers, Inc. *	2,436	120,777
		684,074

Paper - 0.47%
AbitibiBowater, Inc. * (a)	2,975	19,576
Boise, Inc. *	3,729	11,038
Buckeye Technologies, Inc. *	4,206	38,737
Mercer International, Inc. *	3,566	21,788
Neenah Paper, Inc.	1,669	32,412
P.H. Glatfelter Company	4,798	70,387
Potlatch Corp.	4,000	186,760
Rock-Tenn Company, Class A	3,928	144,079
Wausau-Mosinee Paper Corp.	4,986	42,929
Xerium Technologies, Inc.	2,205	17,001
		584,707

Petroleum Services - 1.64%
Approach Resources, Inc. *	966	13,524
Basic Energy Services, Inc. *	4,287	125,309
Bolt Technology Corp. *	1,467	28,240
Bronco Drilling Company, Inc. *	2,833	44,903
Complete Production Services, Inc. *	4,952	146,332
CVR Energy, Inc. *	2,386	33,261
Dril-Quip, Inc. *	3,169	174,327
Flotek Industries, Inc. * (a)	2,428	40,912
Grey Wolf, Inc. *	18,376	160,055
GulfMark Offshore, Inc. *	2,120	106,212
Hornbeck Offshore Services, Inc. *	2,370	104,422
ION Geophysical Corp. *	8,759	141,195
Newpark Resources, Inc. *	9,398	80,635
Petroleum Development Corp. *	1,550	94,224
Pioneer Drilling Company *	5,140	86,146
Rentech, Inc. *	17,784	41,970
Rex Energy Corp. *	1,754	35,203
RPC, Inc.	2,900	52,867
Smith International, Inc.	1,965	136,961
Superior Well Services, Inc. *	1,750	57,680
T-3 Energy Services, Inc. *	1,303	72,746
Trico Marine Services, Inc. * (a)	1,315	31,231
Willbros Group, Inc. *	4,022	166,551
World Fuel Services Corp.	2,975	85,710
		2,060,616

Pharmaceuticals - 2.86%
Adolor Corp. *	5,181	16,890
Affymax, Inc. * (a)	1,260	23,612
Akorn, Inc. * (a)	6,372	30,904
Alexion Pharmaceuticals, Inc. *	7,932	357,575
Alexza Pharmaceuticals, Inc. *	3,304	17,544
Alkermes, Inc. *	9,898	132,336
Allos Therapeutics, Inc. *	5,692	53,106
American Oriental Bioengineering, Inc. *	6,373	52,768

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Pharmaceuticals (continued)
Array BioPharma, Inc. *	5,292	$43,236
Auxilium Pharmaceuticals, Inc. *	4,299	168,994
Biodel, Inc. *	1,224	21,873
BioForm Medical, Inc. *	2,804	11,160
BMP Sunstone Corp. * (a)	2,842	15,802
Cadence Pharmaceuticals, Inc. *	2,511	24,884
Caraco Pharmaceutical Labs *	1,181	19,014
Cubist Pharmaceuticals, Inc. *	5,832	128,479
Emergent Biosolutions, Inc. *	1,441	19,972
Enzon Pharmaceuticals, Inc. * (a)	4,961	44,897
Idenix Pharmaceuticals, Inc. *	2,912	23,675
Indevus Pharmaceuticals, Inc. *	9,612	21,146
Inspire Pharmaceuticals, Inc. *	4,935	22,207
Isis Pharmaceuticals, Inc. *	9,375	165,750
Javelin Pharmaceuticals, Inc. *	6,012	16,773
Ligand Pharmaceuticals, Inc., Class B *	9,077	30,680
Medicis Pharmaceutical Corp., Class A	5,833	120,801
Noven Pharmaceuticals, Inc. *	2,721	33,604
NPS Pharmaceuticals, Inc. *	5,969	48,349
Onyx Pharmaceuticals, Inc. *	5,734	234,349
Optimer Pharmaceuticals, Inc. *	3,048	24,262
OSI Pharmaceuticals, Inc. *	5,903	298,102
Par Pharmaceutical Companies, Inc. *	3,590	51,122
PDL BioPharma, Inc. *	12,669	152,915
Pharmasset, Inc. *	1,716	36,276
PharMerica Corp. *	3,175	75,152
POZEN, Inc. * (a)	2,756	31,749
Prestige Brands Holdings, Inc. *	3,603	34,229
Questcor Pharmaceuticals, Inc. *	5,708	31,166
Regeneron Pharmaceuticals, Inc. *	6,451	140,116
Rigel Pharmaceuticals, Inc. *	3,795	89,790
Salix Pharmaceuticals, Ltd. *	5,168	35,142
Sciele Pharma, Inc. *	3,628	69,912
Sucampo Pharmaceuticals, Inc. *	1,100	10,450
Synta Pharmaceuticals Corp. * (a)	2,310	20,467
Theravance, Inc. *	5,490	74,829
United Therapeutics Corp. *	2,294	243,462
Valeant Pharmaceuticals International * (a)	7,264	133,004
ViroPharma, Inc. *	7,236	106,007
XOMA, Ltd. *	14,876	30,793
		3,589,325

Pollution Control - 0.03%
Fuel Tech, Inc. * (a)	1,885	34,571

Publishing - 0.50%
American Greetings Corp., Class A	5,048	81,172
Consolidated Graphics, Inc. *	1,051	40,852
Courier Corp.	1,329	28,441
Dolan Media Company *	2,431	37,073
Idearc, Inc.	15,290	25,228
Lee Enterprises, Inc. (a)	5,036	18,885
Martha Stewart Living Omnimedia, Inc., Class A * (a)	2,817	22,874
McClatchy Company, Class A (a)	6,200	22,506
Media General, Inc., Class A (a)	2,506	30,824
Multi-Color Corp.	1,747	40,775
Playboy Enterprises, Inc., Class B *	2,962	12,618

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Publishing (continued)
Scholastic Corp.	2,507	$65,433
Valassis Communications, Inc. *	5,009	47,135
VistaPrint, Ltd. * (a)	4,577	152,139
		625,955

Railroads & Equipment - 0.37%
Genesee & Wyoming, Inc., Class A *	3,142	135,137
Greenbrier Company, Inc. (a)	1,732	34,727
Wabtec Corp.	4,930	291,215
		461,079

Real Estate - 5.15%
Acadia Realty Trust, REIT	3,380	80,275
Agree Realty Corp., REIT	1,177	31,697
Alexander’s, Inc., REIT *	215	82,581
American Campus Communities, Inc., REIT	4,166	126,313
Anthracite Capital, Inc., REIT	5,727	32,243
Anworth Mortgage Asset Corp., REIT	8,491	55,531
Ashford Hospitality Trust, Inc., REIT	12,604	57,222
Associated Estates Realty Corp., REIT	2,090	30,723
Avatar Holdings, Inc. * (a)	705	22,412
BioMed Realty Trust, Inc., REIT	7,380	197,636
Capital Lease Funding, Inc., REIT	5,300	43,725
Capital Trust, Inc., Class A, REIT (a)	1,725	20,803
Capstead Mortage Corp., REIT	5,464	64,147
Cedar Shopping Centers, Inc., REIT	4,209	55,138
Chimera Investment Corp.	3,501	22,231
Colonial Properties Trust, REIT	4,846	91,638
Consolidated Tomoka Land Company	273	11,272
Corporate Office Properties Trust, REIT	4,000	156,400
Cousins Properties, Inc., REIT (a)	4,841	120,977
DCT Industrial Trust, Inc., REIT	17,831	133,019
DiamondRock Hospitality Company, REIT	9,765	89,936
DuPont Fabros Technology, Inc., REIT	1,250	21,950
EastGroup Properties, Inc., REIT	2,612	116,130
Education Realty Trust, Inc., REIT	3,409	37,363
Entertainment Properties Trust, REIT	3,117	169,160
Equity Lifestyle Properties, Inc., REIT	2,168	107,706
Equity One, Inc., REIT	3,279	68,826
Extra Space Storage, Inc., REIT	8,247	129,890
FelCor Lodging Trust, Inc., REIT	6,602	52,882
First Industrial Realty Trust, Inc., REIT (a)	4,485	105,801
First Potomac Realty Trust, REIT	2,761	45,860
Forestar Real Estate Group, Inc. *	3,768	75,963
Franklin Street Properties Corp., REIT	6,177	78,633
Getty Realty Corp., REIT	1,906	39,893
Glimcher Realty Trust, REIT	4,153	41,904
Gramercy Capital Corp., REIT	4,215	28,198
Grubb & Ellis Company	3,543	12,294
Hatteras Financial Corp., REIT	1,254	31,036
Healthcare Realty Trust, Inc., REIT	5,228	149,887
Hersha Hospitality Trust, REIT	4,796	34,723
Highwoods Properties, Inc., REIT	5,885	213,449
Hilltop Holdings, Inc. *	5,066	52,737
Home Properties, Inc., REIT	3,230	170,382
Inland Real Estate Corp., REIT	6,016	90,481
Investors Real Estate Trust, SBI, REIT	6,475	66,887

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Real Estate (continued)
Jer Investors Trust, Inc., REIT (a)	2,848	$16,376
Kite Realty Group Trust, REIT	2,407	29,341
LaSalle Hotel Properties, REIT	4,131	107,695
Lexington Corporate Property Trust, REIT	5,196	77,472
LTC Properties, Inc., REIT	2,416	64,918
Maguire Properties, Inc., REIT	4,103	46,446
Medical Properties Trust, Inc., REIT	6,758	74,608
MFA Mortgage Investments, Inc., REIT	15,561	105,815
Mid-America Apartment Communities, Inc., REIT	2,712	136,034
Mission West Properties, Inc., REIT	1,777	17,308
National Health Investments, Inc., REIT	2,381	77,859
National Retail Properties, Inc., REIT	7,397	167,838
Newcastle Investment Corp., REIT (a)	5,718	39,683
NorthStar Realty Finance Corp., REIT (a)	5,756	41,155
Omega Healthcare Investors, REIT	7,203	128,502
Parkway Properties, Inc., REIT	1,662	59,782
Pennsylvania Real Estate Investment Trust, REIT	3,689	73,227
Post Properties, Inc., REIT	4,500	141,525
PS Business Parks, Inc., REIT	1,606	86,451
RAIT Financial Trust, REIT (a)	6,600	39,138
Ramco-Gershenson Properties Trust, REIT	1,774	41,015
Realty Income Corp., REIT (a)	10,369	266,276
Redwood Trust, Inc., REIT	3,454	64,763
Resource Capital Corp., REIT (a)	2,480	15,128
Saul Centers, Inc., REIT	1,072	49,012
Senior Housing Properties Trust, REIT	9,688	210,036
Sovran Self Storage, Inc., REIT	2,295	88,358
Strategic Hotel & Resorts, Inc., REIT	7,784	71,768
Sun Communities, Inc., REIT	2,082	40,203
Sunstone Hotel Investors, Inc., REIT	6,061	85,945
Tanger Factory Outlet Centers, Inc., REIT	3,272	131,273
Thomas Properties Group, Inc.	2,901	27,937
Universal Health Realty Income Trust, REIT	1,364	50,045
Urstadt Biddle Properties, Inc., REIT	2,505	42,660
U-Store-It Trust, REIT	5,287	66,088
Washington Real Estate Investment Trust, REIT	5,082	179,649
Winthrop Realty Trust, REIT	6,527	25,912
		6,455,195

Retail Grocery - 0.44%
Ingles Markets, Inc.	1,497	36,991
PriceSmart, Inc.	1,553	33,001
Ruddick Corp.	4,371	139,173
Spartan Stores, Inc.	2,327	52,916
The Great Atlantic & Pacific Tea Company, Inc. *	3,692	60,253
United Natural Foods, Inc. *	4,481	86,125
Village Super Market, Inc.	254	11,412
Weis Markets, Inc.	1,227	46,442
Winn-Dixie Stores, Inc. *	5,634	79,552
		545,865

Retail Trade - 3.12%
99 Cents Only Stores *	4,859	41,593
Aaron Rents, Inc., Class B	4,697	134,146

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Retail Trade (continued)
Aeropostale, Inc. *	7,095	$247,332
Big 5 Sporting Goods Corp.	2,651	23,806
Borders Group, Inc.	6,439	45,073
Build A Bear Workshop, Inc. *	1,907	14,150
Cabela’s, Inc. * (a)	4,082	50,005
Cache, Inc. *	1,371	16,054
Casey’s General Stores, Inc.	5,318	154,222
Cash America International, Inc.	3,028	125,329
Casual Male Retail Group, Inc. *	4,384	16,747
Cato Corp., Class A	2,916	51,351
Charlotte Russe Holding, Inc. *	2,176	25,699
Charming Shoppes, Inc. *	11,843	63,952
Chico’s FAS, Inc. *	18,168	104,284
Children’s Place Retail Stores, Inc. *	2,416	101,351
Christopher & Banks Corp.	3,698	35,575
Circuit City Stores, Inc. (a)	17,624	31,723
Citi Trends, Inc. *	1,510	31,136
Coldwater Creek, Inc. *	6,033	43,920
Collective Brands, Inc. *	6,597	95,788
Conn’s, Inc. *	1,076	20,573
CSS Industries, Inc.	908	24,198
Dillard’s, Inc., Class A (a)	5,796	74,015
DSW, Inc., Class A *	1,410	20,487
FGX International Holdings, Ltd. *	1,671	21,740
Finish Line, Inc.	4,470	54,042
First Cash Financial Services, Inc. *	2,249	41,674
Fossil, Inc. *	4,712	140,983
Fred’s, Inc., Class A	4,221	59,178
Gaiam, Inc., Class A * (a)	1,969	25,065
Genesco, Inc. *	2,656	97,236
Haverty Furniture Companies, Inc. (a)	2,199	24,277
Hibbett Sports, Inc. *	2,963	70,816
Hot Topic, Inc. *	4,771	29,628
J. Crew Group, Inc. *	4,365	115,280
Jo-Ann Stores, Inc. *	2,640	65,921
Longs Drug Stores Corp.	3,185	228,205
Lumber Liquidators, Inc. *	1,043	13,465
Marinemax, Inc. *	2,002	15,856
New York & Company, Inc. *	2,424	28,603
Pacific Sunwear of California, Inc. *	7,356	46,564
Pantry, Inc. *	2,483	45,538
Pier 1 Imports, Inc. *	9,279	41,013
Regis Corp.	4,417	121,291
Rent-A-Center, Inc. *	6,902	156,399
Retail Ventures, Inc. *	3,270	15,304
School Specialty, Inc. *	2,090	63,745
Shoe Carnival, Inc. *	1,076	17,560
Sonic Automotive, Inc.	2,663	28,654
Spectrum Brands, Inc. * (a)	4,918	8,361
Stein Mart, Inc.	3,078	12,158
Susser Holdings Corp. *	1,095	20,487
Systemax, Inc. * (a)	1,130	17,425
Talbots, Inc.	2,594	35,460
The Buckle, Inc.	1,579	81,998
The Dress Barn, Inc. *	4,655	75,690
The Men’s Wearhouse, Inc.	5,298	116,026

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Retail Trade (continued)
The Wet Seal, Inc., Class A *	9,743	$45,890
Titan Machinery, Inc. *	786	20,452
Tractor Supply Company *	3,452	147,124
Tuesday Morning Corp. *	3,627	15,270
Tween Brands, Inc. *	2,589	28,117
Zale Corp. * (a)	3,653	99,763
Zumiez, Inc. *	2,051	29,555
		3,914,322

Sanitary Services - 0.41%
Casella Waste Systems, Inc., Class A *	2,623	34,912
Darling International, Inc. *	8,427	115,703
Flanders Corp. *	2,376	16,656
Insituform Technologies, Inc., Class A *	2,983	54,768
PMFG, Inc. *	1,516	40,568
Waste Connections, Inc. *	6,800	246,908
		509,515

Semiconductors - 2.66%
Actel Corp. *	2,733	37,661
Advanced Analogic Technologies, Inc. *	5,033	23,001
Advanced Energy Industries, Inc. *	3,425	55,245
American Superconductor Corp. * (a)	4,366	107,273
Amkor Technology, Inc. *	11,263	84,585
Applied Micro Circuits Corp. *	6,902	54,940
Asyst Technologies, Inc. *	5,832	24,028
ATMI, Inc. *	3,345	81,585
AuthenTec, Inc. *	2,734	22,214
Axcelis Technologies, Inc. *	10,889	51,505
Brooks Automation, Inc. *	6,746	64,829
Cabot Microelectronics Corp. *	2,392	92,379
Cavium Networks, Inc. *	3,142	53,697
Cirrus Logic, Inc. *	6,845	42,507
Cymer, Inc. *	3,125	93,563
Diodes, Inc. *	3,054	72,655
DSP Group, Inc. *	2,735	21,196
Emcore Corp. * (a)	7,683	47,558
Emulex Corp. *	8,742	117,318
Entegris, Inc. *	11,953	73,631
Exar Corp. *	4,160	32,198
FormFactor, Inc. *	5,081	97,504
Hittite Microwave Corp. *	2,034	71,983
IXYS Corp. *	2,621	33,365
Kulicke & Soffa Industries, Inc. *	5,696	29,277
Lattice Semiconductor Corp. *	12,650	29,601
LTX Corp. *	7,365	13,183
Mattson Technology, Inc. *	5,534	28,223
Micrel, Inc.	5,147	47,404
Microsemi Corp. *	8,123	223,383
Microtune, Inc. *	6,203	23,013
MIPS Technologies, Inc., Class A *	5,107	20,326
MKS Instruments, Inc. *	5,163	116,374
Monolithic Power Systems, Inc. *	2,721	66,311
Netlogic Microsystems, Inc. * (a)	1,754	60,916
OmniVision Technologies, Inc. * (a)	5,243	61,238
Pericom Semiconductor Corp. *	2,303	31,413
Photronics, Inc. *	4,467	14,607

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Semiconductors (continued)
PLX Technology, Inc. *	3,199	$18,202
PMC-Sierra, Inc. *	22,639	203,751
Power Integrations, Inc. *	3,174	93,411
Rubicon Technology, Inc. *	1,416	17,304
Rudolph Technologies, Inc. *	3,439	29,025
Semitool, Inc. *	2,773	26,732
Semtech Corp. *	6,327	93,576
Silicon Image, Inc. *	7,724	53,527
Skyworks Solutions, Inc. *	16,819	163,144
Spansion, Inc. *	13,800	31,050
Techwell, Inc. *	1,803	19,977
Tessera Technologies, Inc. *	5,015	116,699
Triquint Semiconductor, Inc. *	14,891	93,664
Ultra Clean Holdings, Inc. *	2,424	17,647
Ultratech, Inc. *	2,521	37,437
Veeco Instruments, Inc. *	3,385	56,902
Volterra Semiconductor Corp. *	2,704	42,507
		3,336,244

Software - 3.16%
ACI Worldwide, Inc. *	3,612	65,449
Actuate Corp. *	6,662	28,447
Advent Software, Inc. *	1,760	81,400
Allscripts Healthcare Solution, Inc. *	5,971	85,624
American Reprographics Company *	3,814	67,546
American Software, Inc., Class A	2,913	17,303
ANSYS, Inc. *	651	28,872
AsiaInfo Holdings, Inc. *	3,641	47,916
Avid Technology, Inc. * (a)	3,227	74,995
Blackbaud, Inc.	4,677	94,429
Blackboard, Inc. *	3,221	128,711
Bottomline Technologies, Inc. *	2,549	29,364
China Information Security Technology, Inc. *	2,521	13,639
CIBER, Inc. *	5,700	44,631
Commvault Systems, Inc. *	4,472	75,398
Concur Technologies, Inc. *	4,467	196,325
Deltek, Inc. *	1,443	11,558
DemandTec, Inc. * (a)	2,306	23,913
DivX, Inc. *	2,950	27,081
Double-Take Software, Inc. *	1,884	24,699
Ebix, Inc. *	244	26,733
Eclipsys Corp. *	5,673	126,565
Epicor Software Corp. *	6,240	53,227
EPIQ Systems, Inc. *	3,770	42,563
FARO Technologies, Inc. *	1,756	41,477
i2 Technologies, Inc. *	1,796	25,880
Igate Corp. *	2,497	28,091
Innerworkings, Inc. * (a)	3,477	41,237
Interactive Intelligence, Inc. *	1,601	16,058
JDA Software Group, Inc. *	2,707	49,349
Lawson Software, Inc. *	13,130	106,222
Magma Design Automation, Inc. *	4,572	23,226
Manhattan Associates, Inc. *	2,583	63,309
ManTech International Corp. *	2,126	125,200
MedAssets, Inc. *	1,655	29,426
MicroStrategy, Inc., Class A *	939	60,246
Monotype Imaging Holdings, Inc. *	1,711	21,456

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Software (continued)
MSC Software Corp. *	4,825	$62,628
Omnicell, Inc. *	3,491	53,587
Omniture, Inc. *	6,463	115,171
Opnet Technologies, Inc. *	1,865	24,711
Pegasystems, Inc.	1,661	24,350
Progress Software Corp. *	4,323	126,275
PROS Holdings, Inc. *	1,413	13,621
Quality Systems, Inc.	1,836	78,618
Riverbed Technology, Inc. *	5,830	99,168
Secure Computing Corp. *	5,738	24,559
Smith Micro Software, Inc. * (a)	3,307	25,034
Solera Holdings, Inc. *	5,386	166,050
SPSS, Inc. *	1,869	59,023
Sybase, Inc. *	8,117	279,306
Synchronoss Technologies, Inc. *	2,322	29,397
Take-Two Interactive Software, Inc. *	7,924	198,655
Taleo Corp. *	2,404	58,201
THQ, Inc. *	6,886	105,494
Tradestation Group, Inc. *	3,485	34,989
Ultimate Software Group, Inc. *	2,574	72,175
Unica Corp. *	1,792	15,895
VeriFone Holdings, Inc. *	7,055	142,229
Websense, Inc. *	4,726	106,997
		3,963,698

Steel - 0.19%
China Precision Steel, Inc. * (a)	1,921	9,586
General Steel Holdings, Inc. *	1,187	16,737
Northwest Pipe Company *	989	57,293
Olympic Steel, Inc.	937	44,610
Worthington Industries, Inc.	6,610	116,336
		244,562

Telecommunications Equipment & Services - 2.64%
ADTRAN, Inc.	5,782	131,830
Airvana, Inc. *	2,610	13,285
Alaska Communications Systems Group, Inc. (a)	4,735	49,812
Applied Signal Technology, Inc.	1,603	26,530
Arris Group, Inc. *	12,685	120,000
Aruba Networks, Inc. *	5,658	35,589
Atheros Communications, Inc. *	6,124	199,704
Comtech Telecommunications Corp. *	2,507	114,620
Consolidated Communications Holdings, Inc.	2,698	40,767
CPI International, Inc. *	1,210	17,303
FiberTower Corp. *	13,899	18,069
Finisar Corp. *	33,325	48,321
General Communication, Inc., Class A *	4,928	49,970
GeoEye, Inc. *	1,980	49,005
Global Crossing, Ltd. * (a)	2,784	50,836
Globalstar, Inc. *	5,530	17,143
Globecomm Systems, Inc. *	2,557	26,081
Harmonic, Inc. *	9,799	86,231
Harris Stratex Networks, Inc., Class A *	2,842	26,601
Hughes Communications, Inc. *	801	35,364
iBasis, Inc. *	3,064	11,214
ICO Global Communications Holdings, Ltd. *	11,161	32,702

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Telecommunications Equipment &
Services (continued)
Infinera Corp. *	9,684	$106,718
InterDigital, Inc. *	4,721	125,295
Iowa Telecommunications Services, Inc.	3,465	63,721
J2 Global Communications, Inc. *	4,585	113,112
Loral Space & Communications, Inc. *	1,343	24,671
Mastec, Inc. *	4,517	63,780
Neutral Tandem, Inc. *	1,829	37,494
Nextwave Wireless, Inc. *	5,542	5,376
NTELOS Holdings Corp.	3,180	94,605
Oplink Communications, Inc. *	2,395	31,470
OpNext, Inc. *	1,923	12,192
Optium Corp. *	1,608	14,456
Orbcomm, Inc. * (a)	3,552	20,460
PAETEC Holding Corp. *	12,991	42,870
Plantronics, Inc.	5,045	130,161
Polycom, Inc. *	9,017	252,837
Powerwave Technologies, Inc. *	13,805	69,715
Premiere Global Services, Inc. *	6,442	97,403
RCN Corp. *	4,324	59,931
SAVVIS, Inc. * (a)	3,974	63,107
Shenandoah Telecommunications Company	2,613	45,153
ShoreTel, Inc. *	5,040	29,635
Sonus Networks, Inc. *	21,160	71,521
Starent Networks Corp. *	3,098	42,659
Symmetricom, Inc. *	5,371	26,425
Tekelec, Inc. *	6,785	111,342
TW Telecom, Inc. *	15,292	234,579
UTStarcom, Inc. * (a)	11,593	37,793
Viasat, Inc. *	2,694	70,664
Virgin Mobile USA, Inc. *	3,669	9,649
		3,309,771

Telephone - 0.25%
Atlantic Tele-Network, Inc.	1,055	35,311
Cbeyond Communications, Inc. *	2,557	43,290
Centennial Communications Corp., Class A *	7,260	55,321
Cincinnati Bell, Inc. *	25,799	100,616
Fairpoint Communications, Inc.	9,323	82,509
		317,047
Tires & Rubber - 0.08%
Cooper Tire & Rubber Company	6,101	58,326
Myers Industries, Inc.	3,062	40,296
		98,622

Tobacco - 0.23%
Alliance One International, Inc. *	10,330	41,526
Schweitzer Mauduit International, Inc.	1,810	34,318
Universal Corp.	2,780	144,338
Vector Group, Ltd.	3,672	67,785
		287,967

Toys, Amusements & Sporting Goods - 0.21%
Jakks Pacific, Inc. *	2,881	71,881
Marvel Entertainment, Inc. *	5,068	171,653
Russ Berrie & Company, Inc. *	2,078	15,772
		259,306

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Transportation - 1.15%
Aircastle, Ltd. (a)	4,716	$62,581
American Commercial Lines, Inc. *	3,782	46,556
Arlington Tankers, Ltd.	1,476	27,217
Atlas Air Worldwide Holdings, Inc. *	1,376	79,450
Bristow Group, Inc. *	2,035	82,967
CAI International, Inc. *	856	12,669
DHT Maritime, Inc. *	4,134	36,834
Dynamex, Inc. *	1,121	33,047
Eagle Bulk Shipping, Inc. (a)	4,776	126,421
Genco Shipping & Trading, Ltd. (a)	2,262	141,918
General Maritime Corp. (a)	2,694	66,542
Golar LNG, Ltd. (a)	3,680	59,027
Horizon Lines, Inc. (a)	3,170	41,147
International Shipholding Corp. *	782	15,835
Knightsbridge Tankers, Ltd.	1,771	51,324
Marten Transport, Ltd. *	1,688	33,659
Nordic American Tanker Shipping, Ltd.	3,490	122,778
Pacer International, Inc.	3,602	75,930
PHI, Inc. *	1,483	56,962
Saia, Inc. *	1,717	33,104
Ship Finance International, Ltd. (a)	4,254	118,389
TBS International, Ltd. *	1,063	30,731
Teekay Tankers, Ltd. (a)	1,479	29,802
Textainer Group Holdings, Ltd.	950	17,081
Ultrapetrol Bahamas, Ltd. *	2,619	28,495
Universal Truckload Services, Inc. *	553	13,620
		1,444,086

Travel Services - 0.03%
Ambassadors Group, Inc.	2,152	36,412

Trucking & Freight - 0.72%
Arkansas Best Corp. (a)	2,323	80,422
Celadon Group, Inc. *	2,572	33,102
Forward Air Corp.	3,000	105,870
Heartland Express, Inc.	5,770	95,321
Hub Group, Inc., Class A *	3,827	152,850
Knight Transportation, Inc.	5,851	104,674
Old Dominion Freight Lines, Inc. *	2,862	95,219
Wabash National Corp.	3,415	29,676
Werner Enterprises, Inc.	4,324	98,631
YRC Worldwide, Inc. * (a)	5,930	107,333
		903,098

Utility Service - 0.24%
Cal Dive International, Inc. *	4,566	52,737
California Water Service Group	2,074	81,487
Consolidated Water Company, Ltd. (a)	1,700	39,100
ENGlobal Corp. * (a)	2,933	50,770
SJW Corp.	1,456	40,579
Southwest Water Company (a)	3,524	41,654
		306,327
TOTAL COMMON STOCKS (Cost $118,687,783)		$116,430,694

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value
PREFERRED STOCKS - 0.03%

Healthcare Products - 0.03%
Inverness Medical Innovations, Inc.,
Series B, 3.00%	126	$30,744
TOTAL PREFERRED STOCKS (Cost $31,393)		$30,744

RIGHTS - 0.00%

Homebuilders - 0.00%
Standard Pacific Corp. (Strike Price $3.05) *	8,009	40
TOTAL RIGHTS (Cost $0)		$40

SHORT TERM INVESTMENTS - 15.24%
Federal Home Loan Bank Discount Notes zero coupon due 09/02/2008	$2,000,000	$1,999,892
John Hancock Cash Investment Trust, 2.5657% (c)(i)	11,596,721	11,596,721
Societe Generale North America, Inc. 2.10% due 09/02/2008	5,517,000	5,516,678
TOTAL SHORT TERM INVESTMENTS (Cost $19,113,291)		$19,113,291
Total Investments (Small Cap Index Fund) (Cost $137,832,467) - 108.12%		$135,574,769
Liabilities in Excess of Other Assets - (8.12)%		(10,177,790)
TOTAL NET ASSETS - 100.00%		$125,396,979

Small Cap Opportunities Fund
	Shares or Principal Amount	Value
COMMON STOCKS - 97.42%

Aerospace - 1.36%
AAR Corp. *	24,845	$394,290
Aerovironment, Inc. *	11,869	397,137
Curtiss-Wright Corp.	16,152	870,108
		1,661,535

Air Travel - 0.76%
Allegiant Travel Company *	25,274	783,747
Republic Airways Holdings, Inc. *	17,340	149,817
		933,564

Aluminum - 0.50%
Century Aluminum Company *	12,618	615,254

Apparel & Textiles - 1.86%
Deckers Outdoor Corp. *	2,390	271,719
Interface, Inc., Class A	51,935	683,984
Volcom, Inc. *	24,243	432,495
Wolverine World Wide, Inc.	33,544	883,214
		2,271,412

Auto Parts - 1.07%
Noble International, Ltd.	54,501	327,006
Tenneco, Inc. *	25,150	367,441
Titan International, Inc.	22,900	612,346
		1,306,793

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Small Cap Opportunities Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Automobiles - 1.19%
Penske Auto Group, Inc.	51,934	$688,126
Rush Enterprises, Inc., Class B *	59,473	772,554
		1,460,680

Banking - 4.34%
BancFirst Corp.	8,548	411,501
Bank of the Ozarks, Inc.	42,005	939,652
Columbia Banking System, Inc.	14,870	208,180
Commerce Bancshares, Inc.	11,628	523,260
Community Trust Bancorp, Inc.	18,452	618,880
First Financial Bankshares, Inc.	10,374	509,052
First Midwest BanCorp, Inc.	15,850	354,723
Glacier Bancorp, Inc.	47,124	1,004,684
SVB Financial Group *	10,490	587,965
UCBH Holdings, Inc. (a)	19,890	116,356
Virginia Commerce Bancorp, Inc. *	6,200	32,736
		5,306,989

Biotechnology - 1.23%
Bio-Rad Laboratories, Inc., Class A *	6,636	714,034
Intermune, Inc. *	14,617	277,284
Techne Corp. *	6,590	508,550
		1,499,868

Broadcasting - 0.56%
World Wrestling Entertainment, Inc., Class A	41,999	683,324

Building Materials & Construction - 0.43%
Texas Industries, Inc.	10,060	529,860

Business Services - 2.71%
ABM Industries, Inc.	30,534	802,434
Ariba, Inc. *	71,710	1,056,288
Euronet Worldwide, Inc. *	23,568	442,843
Kforce, Inc. *	55,324	590,860
PC Mall, Inc. *	44,858	429,291
		3,321,716

Chemicals - 1.99%
A. Schulman, Inc.	27,162	657,864
FMC Corp.	8,556	629,208
H.B. Fuller Company	27,885	726,962
Zep, Inc.	21,573	422,615
		2,436,649

Commercial Services - 1.16%
Team, Inc. *	21,845	832,513
Wright Express Corp. *	19,787	588,663
		1,421,176

Computers & Business Equipment - 1.42%
Agilysys, Inc.	33,109	430,748
CACI International, Inc., Class A *	13,766	697,248
Parametric Technology Corp. *	30,600	614,448
		1,742,444

Construction & Mining Equipment - 0.33%
Pason Systems, Inc.	27,642	402,993

Cosmetics & Toiletries - 0.62%
Alberto-Culver Company	29,101	761,282

Small Cap Opportunities Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Crude Petroleum & Natural Gas - 2.04%
Carrizo Oil & Gas, Inc. *	9,350	$464,134
Parallel Petroleum Corp. *	42,783	566,447
Penn Virginia Corp.	14,746	975,890
Venoco, Inc. *	29,169	491,790
		2,498,261

Domestic Oil - 2.00%
Comstock Resources, Inc. *	11,746	762,785
Mariner Energy, Inc. *	27,240	792,412
Oil States International, Inc. *	16,056	893,195
		2,448,392

Drugs & Health Care - 4.38%
Gentiva Health Services, Inc. *	42,155	1,173,174
Invacare Corp.	35,700	907,851
Qiagen NV * (a)	13,410	284,024
Quidel Corp. *	36,852	720,457
Vivus, Inc. *	95,990	811,115
West Pharmaceutical Services, Inc.	29,898	1,459,321
		5,355,942

Educational Services - 0.43%
Capella Education Company *	10,626	528,218

Electrical Equipment - 2.85%
Anixter International, Inc. *	16,890	1,246,651
General Cable Corp. *	34,673	1,706,605
Methode Electronics, Inc.	48,827	536,609
		3,489,865

Electrical Utilities - 1.04%
Avista Corp.	16,596	370,091
EnerNOC, Inc. *	9,771	150,669
ITC Holdings Corp.	13,465	754,174
		1,274,934

Electronics - 1.43%
Belden, Inc.	18,009	661,651
OSI Systems, Inc. *	19,634	455,705
TTM Technologies, Inc. *	52,692	631,250
		1,748,606

Energy - 1.00%
Energen Corp.	8,564	478,214
New Jersey Resources Corp.	20,526	742,630
		1,220,844

Financial Services - 3.57%
Affiliated Managers Group, Inc. *	21,124	2,011,427
Delphi Financial Group, Inc.	14,710	394,669
GAMCO Investors, Inc.	10,789	511,399
KBW, Inc. *	27,216	803,961
World Acceptance Corp. *	16,650	649,683
		4,371,139

Food & Beverages - 1.74%
Flowers Foods, Inc.	51,072	1,350,343
TreeHouse Foods, Inc. *	28,147	781,361
		2,131,704

Gas & Pipeline Utilities - 0.93%
South Jersey Industries, Inc.	31,950	1,139,656

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Small Cap Opportunities Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Healthcare Products - 1.26%
Haemonetics Corp. *	11,027	$691,613
Owens & Minor, Inc.	18,507	853,543
		1,545,156

Healthcare Services - 1.17%
Cross Country Healthcare, Inc. *	40,069	627,881
Skilled Healthcare Group, Inc. *	50,122	799,947
		1,427,828

Hotels & Restaurants - 0.73%
DineEquity, Inc.	14,717	292,280
Papa John’s International, Inc. *	21,483	599,805
		892,085

Household Products - 1.06%
Tempur-Pedic International, Inc.	53,728	607,664
Tupperware Brands Corp.	19,186	685,324
		1,292,988
Industrial Machinery - 5.11%
Actuant Corp., Class A	27,794	876,901
Chart Industries, Inc. *	16,074	742,297
Dionex Corp. *	7,299	475,822
Kadant, Inc. *	32,863	770,637
Lufkin Industries, Inc.	8,115	752,991
Middleby Corp. * (a)	11,692	623,885
NATCO Group, Inc. *	15,475	784,428
Rofin-Sinar Technologies, Inc. *	11,836	478,411
Valmont Industries, Inc.	6,945	741,309
		6,246,681

Insurance - 3.83%
Aspen Insurance Holdings, Ltd.	33,580	910,018
Assured Guaranty, Ltd.	32,798	533,295
FPIC Insurance Group, Inc. *	13,097	676,591
Max Re Capital, Ltd.	22,770	592,020
Meadowbrook Insurance Group, Inc.	112,920	756,564
Tower Group, Inc.	34,710	727,175
Zenith National Insurance Corp.	12,700	485,013
		4,680,676

Internet Content - 0.21%
TheStreet.com, Inc.	35,300	250,630

Internet Software - 2.16%
Cybersource Corp. *	37,576	645,556
DealerTrack Holdings, Inc. *	37,973	699,842
Digital River, Inc. *	18,280	799,750
eResearch Technology, Inc. *	36,779	496,149
		2,641,297

Investment Companies - 0.98%
KKR Financial Holdings LLC	128,260	1,203,079

Leisure Time - 0.58%
Bally Technologies, Inc. *	6,800	232,764
Penn National Gaming, Inc. *	13,979	472,770
		705,534

Manufacturing - 4.69%
AptarGroup, Inc.	12,975	524,060
Carlisle Companies, Inc.	24,770	802,301

Small Cap Opportunities Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Manufacturing (continued)
Ceradyne, Inc. *	28,102	$1,266,276
Kaydon Corp.	15,030	837,622
Koppers Holdings, Inc.	24,490	1,121,887
Snap-on, Inc.	12,012	684,924
Spartan Motors, Inc.	106,059	501,659
		5,738,729

Metal & Metal Products - 2.99%
A. M. Castle & Company	41,020	823,681
Haynes International, Inc. *	5,560	325,038
Horsehead Holding Corp. *	24,690	205,421
RBC Bearings, Inc. *	44,115	1,761,953
Reliance Steel & Aluminum Company	9,564	545,244
		3,661,337

Mining - 0.45%
Compass Minerals International, Inc.	8,013	555,061

Petroleum Services - 2.62%
Complete Production Services, Inc. *	23,606	697,557
Core Laboratories N.V.	7,951	987,037
Flotek Industries, Inc. * (a)	33,110	557,904
Oceaneering International, Inc. *	11,717	731,258
Rex Energy Corp. *	11,460	230,002
		3,203,758

Pharmaceuticals - 0.56%
ViroPharma, Inc. *	46,719	684,433

Real Estate - 8.26%
Alexandria Real Estate Equities, Inc., REIT	6,053	651,969
Anthracite Capital, Inc., REIT (a)	88,528	498,413
Ashford Hospitality Trust, Inc., REIT	109,289	496,172
BioMed Realty Trust, Inc., REIT	29,620	793,223
Capstead Mortage Corp., REIT	55,620	652,979
Corporate Office Properties Trust, REIT	27,737	1,084,517
DuPont Fabros Technology, Inc., REIT	43,510	764,036
Gramercy Capital Corp., REIT (a)	67,864	454,010
Hatteras Financial Corp., REIT	24,950	617,512
Jer Investors Trust, Inc., REIT (a)	92,694	532,990
LaSalle Hotel Properties, REIT	43,410	1,131,699
NorthStar Realty Finance Corp., REIT (a)	121,800	870,870
RAIT Financial Trust, REIT (a)	132,396	785,108
Senior Housing Properties Trust, REIT	15,804	342,631
Universal Health Realty Income Trust, REIT	11,796	432,795
		10,108,924

Retail Grocery - 1.50%
Ruddick Corp.	57,674	1,836,340

Retail Trade - 2.34%
Cash America International, Inc.	13,350	552,556
Citi Trends, Inc. *	33,969	700,441
FGX International Holdings, Ltd. *	16,600	215,966
Fossil, Inc. *	14,706	440,004
Hibbett Sports, Inc. * (a)	10,340	247,126
Pantry, Inc. *	25,735	471,980
Sonic Automotive, Inc.	21,520	231,555
		2,859,628

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Small Cap Opportunities Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Sanitary Services - 0.55%
Waste Connections, Inc. *	18,429	$669,157

Semiconductors - 3.12%
ATMI, Inc. *	23,980	584,872
Diodes, Inc. *	42,424	1,009,267
MKS Instruments, Inc. *	27,484	619,490
Power Integrations, Inc. *	19,242	566,292
Semtech Corp. *	44,327	655,596
Silicon Motion Technology Corp., ADR *	51,620	384,053
		3,819,570

Software - 2.22%
Blackbaud, Inc.	27,490	555,023
Double-Take Software, Inc. *	36,310	476,024
Omnicell, Inc. *	39,392	604,667
Open Text Corp. *	20,673	725,002
THQ, Inc. *	23,380	358,182
		2,718,898

Steel - 0.56%
Northwest Pipe Company *	11,921	690,584

Telecommunications Equipment & Services - 4.17%
Alaska Communications Systems Group, Inc.	54,355	571,815
Arris Group, Inc. *	75,520	714,419
Comtech Telecommunications Corp. *	43,217	1,975,881
DataPath, Inc. * (h)	104,400	156,600
J2 Global Communications, Inc. *	36,310	895,768
NeuStar, Inc., Class A *	17,530	420,895
NTELOS Holdings Corp.	12,229	363,813
		5,099,191

Telephone - 0.52%
Cincinnati Bell, Inc. *	162,062	632,042

Transportation - 0.77%
Marten Transport, Ltd. *	47,439	945,934

Trucking & Freight - 1.84%
Landstar Systems, Inc.	24,558	1,203,833
Old Dominion Freight Lines, Inc. *	18,560	617,491
Oshkosh Corp.	27,904	430,280
		2,251,604

Water Treatment Systems - 0.23%
Cascal N.V. *	26,145	275,045
TOTAL COMMON STOCKS (Cost $116,880,316)		$119,199,289

SHORT TERM INVESTMENTS - 3.80%
John Hancock Cash Investment Trust, 2.5657% (c)(i)	$4,653,804	$4,653,804
TOTAL SHORT TERM INVESTMENTS (Cost $4,653,804)		$4,653,804

Small Cap Opportunities Fund (continued)
	Shares or Principal Amount	Value
REPURCHASE AGREEMENTS - 2.52%
Repurchase Agreement with State Street Corp. dated 08/29/2008 at 1.70% to be repurchased at $3,089,583 on 09/02/2008, collateralized by $1,025,000 Federal National Mortgage Association, 3.20% due 05/06/2010 (valued at $1,033,815, including interest) and $2,085,000 Federal National Mortgage Association, 3.375% due 03/05/2010 (valued at $2,121,071, including interest)	$3,089,000	$3,089,000
TOTAL REPURCHASE AGREEMENTS (Cost $3,089,000)		$3,089,000
Total Investments (Small Cap Opportunities Fund) (Cost $124,623,120) - 103.74%		$126,942,093
Liabilities in Excess of Other Assets - (3.74)%		(4,579,159)
TOTAL NET ASSETS - 100.00%		$122,362,934

Small Company Fund
	Shares or Principal Amount	Value
COMMON STOCKS - 99.49%

Aerospace - 2.34%
Argon ST, Inc. *	461	$11,511
Esterline Technologies Corp. *	14,297	807,638
Teledyne Technologies, Inc. *	4,625	288,276
Woodward Governor Company	8,504	393,990
		1,501,415

Air Travel - 0.30%
Republic Airways Holdings, Inc. *	7,264	62,761
SkyWest, Inc.	7,712	131,798
		194,559

Aluminum - 0.30%
Century Aluminum Company *	3,985	194,309

Apparel & Textiles - 3.07%
Deckers Outdoor Corp. *	138	15,689
Gymboree Corp. *	11,397	447,332
Perry Ellis International, Inc. *	8,116	138,459
Skechers U.S.A., Inc., Class A *	15,433	295,079
True Religion Apparel, Inc. *	3,409	92,554
Unifirst Corp.	2,037	87,652
Warnaco Group, Inc. *	13,956	719,711
Wolverine World Wide, Inc.	6,666	175,516
		1,971,992

Auto Parts - 1.00%
ArvinMeritor, Inc.	2,912	43,709
Autoliv, Inc.	1,646	63,190
TRW Automotive Holdings Corp. *	27,891	534,949
		641,848

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Automobiles - 0.18%
Americas Car Mart, Inc. *	6,213	$117,488

Banking - 4.17%
BancFirst Corp.	2,569	123,672
Bank of Hawaii Corp.	14,669	775,697
Cardinal Financial Corp.	2,198	18,661
Center Financial Corp.	970	13,066
Charter Financial Corp.	897	12,558
Commerce Bancshares, Inc.	5,034	226,530
Community Bank Systems, Inc.	4,214	95,236
Financial Institutions, Inc.	2,754	48,388
First Citizens Bancshares, Inc.	860	127,641
Old National Bancorp	2,189	38,154
Old Second Bancorp, Inc.	899	15,220
Oriental Financial Group, Inc.	34,794	601,240
Prosperity Bancshares, Inc.	5,176	165,477
Republic Bancorp, Inc., Class A	449	13,304
Southside Bancshares, Inc.	766	16,661
SVB Financial Group *	2,103	117,873
TrustCo Bank Corp., NY	3,527	34,494
Valley National Bancorp	11,743	234,977
		2,678,849

Biotechnology - 2.12%
Bio-Rad Laboratories, Inc., Class A *	1,036	111,474
Invitrogen Corp. *	16,836	714,857
Martek Biosciences Corp. *	15,989	534,192
		1,360,523

Building Materials & Construction - 2.60%
EMCOR Group, Inc. *	33,488	1,140,936
Lennox International, Inc.	3,158	116,846
NCI Building Systems, Inc. *	9,661	369,823
Perini Corp. *	1,547	41,321
		1,668,926

Business Services - 4.38%
Acxiom Corp.	26,247	379,269
Bowne & Company, Inc.	4,599	55,648
CGI Group, Inc., Class A *	3,799	40,649
COMSYS IT Partners, Inc. *	13,448	159,224
CSG Systems International, Inc. *	18,169	343,394
Global Cash Access, Inc. *	13,976	83,716
Hewitt Associates, Inc., Class A *	4,139	166,429
Informatica Corp. *	2,972	50,138
Insight Enterprises, Inc. *	7,134	118,710
Michael Baker Corp. *	3,558	123,178
On Assignment, Inc. *	47	444
PC Mall, Inc. *	11,806	112,983
PRG-Schultz International, Inc. *	4,786	56,427
SAIC, Inc. *	6,129	122,887
Standard Parking Corp. *	1,136	24,799
Watson Wyatt Worldwide, Inc., Class A	16,661	976,168
		2,814,063

Cellular Communications - 1.08%
Brightpoint, Inc. *	2,917	25,116
Syniverse Holdings, Inc. *	40,380	669,904
		695,020

Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Chemicals - 0.33%
CF Industries Holdings, Inc.	1,342	$204,521
Innophos Holdings, Inc.	170	6,373
		210,894

Commercial Services - 0.07%
Cenveo, Inc. *	4,538	47,059

Computers & Business Equipment - 2.49%
Lexmark International, Inc. *	17,819	640,949
NCI, Inc. *	617	16,536
Parametric Technology Corp. *	4,619	92,750
Radiant Systems, Inc. *	6,304	57,492
RadiSys Corp. *	1,138	12,598
Standard Microsystems Corp. *	15,300	447,066
Super Micro Computer, Inc. *	1,403	13,988
Western Digital Corp. *	11,825	322,349
		1,603,728

Construction Materials - 0.34%
Applied Industrial Technologies, Inc.	4,800	139,728
Comfort Systems USA, Inc.	5,108	77,846
		217,574

Cosmetics & Toiletries - 0.13%
Helen of Troy, Ltd. *	3,593	86,412

Crude Petroleum & Natural Gas - 2.17%
Penn Virginia Corp.	5,570	368,622
Petroquest Energy, Inc. *	6,085	112,512
Unit Corp. *	9,982	676,081
W&T Offshore, Inc.	6,733	236,732
		1,393,947

Domestic Oil - 3.03%
Holly Corp.	6,940	222,080
McMoran Exploration Company * (a)	8,246	225,528
Oil States International, Inc. *	12,269	682,524
St. Mary Land & Exploration Company	8,158	344,431
Stone Energy Corp. *	9,900	471,933
		1,946,496

Drugs & Health Care - 2.26%
Invacare Corp.	11,686	297,175
Matrixx Initiatives, Inc. *	746	13,219
Molina Healthcare, Inc. * (a)	22,373	704,079
Vivus, Inc. * (a)	52,034	439,687
		1,454,160

Electrical Equipment - 2.16%
A.O. Smith Corp.	1,292	53,192
GrafTech International, Ltd. *	20,507	416,702
Hubbell, Inc., Class B	2,573	111,951
Methode Electronics, Inc.	28,152	309,391
W.H. Brady Company, Class A	7,368	270,479
Wesco International, Inc. *	5,939	228,295
		1,390,010

Electrical Utilities - 0.55%
Central Vermont Public Service Corp.	1,407	34,190
El Paso Electric Company *	13,972	297,464

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Electrical Utilities (continued)
Maine & Maritimes Corp. *	439	$19,470
		351,124

Electronics - 5.22%
Analogic Corp.	5,798	392,525
Belden, Inc.	6,088	223,673
Celestica, Inc. *	92,123	773,833
Cogo Group, Inc. *	4,657	25,660
Cynosure, Inc. *	1,039	25,746
Dolby Laboratories, Inc., Class A *	8,266	336,426
Itron, Inc. *	503	52,101
Jabil Circuit, Inc.	7,165	120,802
Mentor Graphics Corp. *	20,354	248,319
Multi-Fineline Electronix, Inc. *	3,847	65,630
Stoneridge, Inc. *	7,293	92,621
Synopsys, Inc. *	25,121	540,855
Trimble Navigation, Ltd. *	11,226	380,000
TTM Technologies, Inc. *	6,522	78,134
		3,356,325

Financial Services - 2.79%
Advance America Cash Advance Centers, Inc.	6,078	29,904
Broadridge Financial Solutions, Inc.	8,759	174,917
Calamos Asset Management, Inc.	20,086	430,443
City Holding Company	5,302	221,677
Evercore Partners, Inc.	2,083	27,621
Interactive Brokers Group, Inc. *	17,368	474,146
Knight Capital Group, Inc. *	4,411	76,046
Thinkorswim Group, Inc. *	653	6,550
UMB Financial Corp.	4,949	257,496
World Acceptance Corp. *	2,365	92,282
		1,791,082

Food & Beverages - 0.67%
Cal-Maine Foods, Inc. (a)	1,067	42,136
Nash Finch Company	929	37,829
Overhill Farms, Inc. *	9,316	60,554
Ralcorp Holdings, Inc. *	4,755	291,957
		432,476

Gas & Pipeline Utilities - 2.97%
Atmos Energy Corp.	7,626	210,020
National Fuel Gas Company	9,352	442,443
Nicor, Inc.	8,519	390,937
The Laclede Group, Inc.	5,553	249,496
UGI Corp.	22,482	618,255
		1,911,151

Healthcare Products - 2.94%
ArthroCare Corp. *	1,404	35,998
CONMED Corp. *	6,942	221,866
Cryolife, Inc. *	5,626	88,778
Cyberonics, Inc. *	3,894	83,526
Edwards Lifesciences Corp. *	780	46,184
Hanger Orthopedic Group, Inc. *	3,240	54,853
Kensey Nash Corp. *	972	35,002
Owens & Minor, Inc.	21,983	1,013,856
PSS World Medical, Inc. *	8,473	154,802
STERIS Corp.	1,052	38,682

Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Healthcare Products (continued)
Synovis Life Technologies, Inc. *	3,707	$81,406
The Medicines Company *	838	20,414
Thoratec Corp. *	515	13,720
		1,889,087

Healthcare Services - 2.27%
AMERIGROUP Corp. *	11,620	300,726
Apria Healthcare Group, Inc. *	40,158	794,325
Emergency Medical Services Corp., Class A *	392	13,046
Healthsouth Corp. *	2,356	42,384
LHC Group, Inc. *	650	18,934
Magellan Health Services, Inc. *	298	12,981
Pediatrix Medical Group, Inc. *	4,807	273,759
		1,456,155

Hotels & Restaurants - 2.31%
AFC Enterprises, Inc. *	18,164	164,747
Bob Evans Farms, Inc.	2,198	61,698
Burger King Holdings, Inc.	10,675	264,954
CEC Entertainment, Inc. *	24,399	835,910
Choice Hotels International, Inc.	5,001	134,977
Einstein Noah Restaurant Group, Inc. *	2,041	24,063
		1,486,349

Household Products - 0.80%
Tupperware Brands Corp.	14,347	512,475

Industrial Machinery - 3.08%
Actuant Corp., Class A	4,628	146,013
Altra Holdings, Inc. *	2,060	37,059
Chart Industries, Inc. *	4,756	219,632
Cognex Corp.	4,000	80,920
EnPro Industries, Inc. *	2,981	125,649
Gardner Denver, Inc. *	10,057	453,973
Robbins & Myers, Inc.	16,567	743,030
Tecumseh Products Company, Class A *	6,627	174,887
		1,981,163

Insurance - 3.11%
Allied World Assurance Holdings, Ltd.	13,104	506,076
American Financial Group, Inc.	8,066	230,123
American Physicians Service Group, Inc.	950	20,976
Amerisafe, Inc. *	6,665	123,236
Aspen Insurance Holdings, Ltd.	21,899	593,463
Navigators Group, Inc. *	1,764	92,434
Platinum Underwriters Holdings, Ltd.	11,198	404,808
Reinsurance Group of America, Inc.	638	30,726
		2,001,842

Internet Content - 0.07%
Dice Holdings, Inc. *	5,400	48,006

Internet Retail - 0.13%
1-800-Flowers.com, Inc. *	13,991	85,905

Internet Service Provider - 0.99%
Earthlink, Inc. *	64,206	598,400
United Online, Inc.	3,397	35,770
		634,170

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Internet Software - 0.31%
eResearch Technology, Inc. *	14,615	$197,156

Leisure Time - 3.33%
Bally Technologies, Inc. *	13,965	478,022
Carmike Cinemas, Inc.	3,169	16,701
DreamWorks Animation SKG, Inc., Class A *	21,215	676,334
Polaris Industries, Inc. (a)	16,762	755,798
RC2 Corp. *	247	6,217
WMS Industries, Inc. *	6,245	209,832
		2,142,904

Life Sciences - 0.04%
Repligen Corp. *	5,376	28,869

Manufacturing - 1.02%
Acuity Brands, Inc.	5,391	234,562
ATC Technology Corp. *	2,030	49,167
Coherent, Inc. *	447	16,034
Koppers Holdings, Inc.	6,188	283,472
Lydall, Inc. *	1,876	21,931
Thermadyne Holdings Corp. *	2,136	48,060
		653,226

Medical-Hospitals - 0.86%
Centene Corp. *	21,992	496,579
Exactech, Inc. *	2,297	59,424
		556,003

Metal & Metal Products - 0.31%
Crown Holdings, Inc. *	2,458	68,185
Gibraltar Industries, Inc.	1,079	23,209
Hawk Corp. *	4,473	107,352
		198,746

Office Furnishings & Supplies - 0.70%
IKON Office Solutions, Inc.	998	17,275
Knoll, Inc.	26,185	431,267
		448,542

Paper - 1.76%
Buckeye Technologies, Inc. *	26,289	242,122
KapStone Paper and Packaging Corp. *	4,911	36,734
Rock-Tenn Company, Class A	23,225	851,893
		1,130,749

Petroleum Services - 2.00%
Atwood Oceanics, Inc. *	7,455	303,120
Basic Energy Services, Inc. *	16,727	488,930
Core Laboratories N.V.	1,504	186,707
ION Geophysical Corp. *	11,873	191,393
Trico Marine Services, Inc. * (a)	4,863	115,496
		1,285,646

Pharmaceuticals - 2.21%
Cubist Pharmaceuticals, Inc. *	8,471	186,616
Enzon Pharmaceuticals, Inc. * (a)	3,804	34,426
King Pharmaceuticals, Inc. *	42,795	489,575
Medicis Pharmaceutical Corp., Class A	26,291	544,487
OSI Pharmaceuticals, Inc. *	3,041	153,570
Questcor Pharmaceuticals, Inc. *	2,535	13,841
		1,422,515

Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Publishing - 0.44%
John Wiley & Sons, Inc., Class A	266	$12,656
Valassis Communications, Inc. *	28,427	267,498
		280,154

Real Estate - 5.21%
Associated Estates Realty Corp., REIT	1,385	20,359
BioMed Realty Trust, Inc., REIT	9,799	262,417
Entertainment Properties Trust, REIT	1,898	103,004
Equity Lifestyle Properties, Inc., REIT	16,214	805,512
Essex Property Trust, Inc., REIT	4,060	476,441
Extra Space Storage, Inc., REIT	27,560	434,070
Lexington Corporate Property Trust, REIT	948	14,135
Medical Properties Trust, Inc., REIT	6,675	73,692
Mid-America Apartment Communities, Inc., REIT	3,547	177,918
Senior Housing Properties Trust, REIT	7,923	171,771
Sovran Self Storage, Inc., REIT	2,156	83,006
Taubman Centers, Inc., REIT	15,002	728,197
		3,350,522

Retail - 0.05%
Sport Supply Group, Inc.	2,573	31,391

Retail Trade - 5.22%
Big Lots, Inc. *	21,558	637,470
Cash America International, Inc.	20,493	848,205
Dollar Tree, Inc. *	12,460	477,966
Finish Line, Inc.	3,866	46,740
Fossil, Inc. *	1,525	45,628
Genesco, Inc. *	12,511	458,028
Jo-Ann Stores, Inc. *	18,617	464,866
New York & Company, Inc. *	15,436	182,145
RadioShack Corp.	5,408	102,806
Rent-A-Center, Inc. *	1,935	43,847
The Dress Barn, Inc. *	2,843	46,227
		3,353,928

Sanitary Services - 1.16%
Darling International, Inc. *	54,101	742,807

Semiconductors - 4.02%
Amkor Technology, Inc. *	30,310	227,628
ASM International N.V. * (a)	10,511	261,303
Cirrus Logic, Inc. *	11,369	70,601
Emulex Corp. *	13,436	180,311
Kulicke & Soffa Industries, Inc. *	12,760	65,586
Microsemi Corp. *	10,183	280,033
National Semiconductor Corp.	3,633	77,855
Pericom Semiconductor Corp. *	1,278	17,432
QLogic Corp. *	27,664	516,764
Silicon Image, Inc. *	14,433	100,021
Skyworks Solutions, Inc. *	47,144	457,297
Triquint Semiconductor, Inc. *	19,433	122,234
Ultratech, Inc. *	785	11,657
Volterra Semiconductor Corp. *	12,605	198,151
		2,586,873

Software - 3.32%
American Reprographics Company *	3,623	64,163
ANSYS, Inc. *	4,518	200,373

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Small Company Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Software (continued)
CIBER, Inc. *	96	$752
Compuware Corp. *	24,805	283,521
JDA Software Group, Inc. *	6,917	126,097
ManTech International Corp. *	2,740	161,359
Open Text Corp. *	5,677	199,092
Soapstone Networks, Inc. *	10,486	41,105
SPSS, Inc. *	8,237	260,125
Sybase, Inc. *	22,252	765,691
Tradestation Group, Inc. *	3,082	30,943
		2,133,221

Steel - 0.09%
Olympic Steel, Inc.	1,204	57,322

Telecommunications Equipment & Services - 0.75%
Comtech Telecommunications Corp. *	708	32,370
Harmonic, Inc. *	3,730	32,824
InterDigital, Inc. *	7,568	200,855
NTELOS Holdings Corp.	279	8,300
Plantronics, Inc.	512	13,209
Tekelec, Inc. *	11,670	191,505
		479,063

Telephone - 1.17%
CenturyTel, Inc.	17,529	677,145
Cincinnati Bell, Inc. *	19,166	74,748
		751,893

Tobacco - 0.05%
Alliance One International, Inc. *	8,381	33,692

Toys, Amusements & Sporting Goods - 0.75%
Jakks Pacific, Inc. *	19,446	485,178

Transportation - 1.15%
Horizon Lines, Inc.	13,191	171,219
Kirby Corp. *	10,540	482,627
Pacer International, Inc.	3,050	64,294
USA Truck, Inc. *	1,031	18,970
		737,110

Trucking & Freight - 1.15%
Arkansas Best Corp. (a)	4,867	168,495
Hub Group, Inc., Class A *	7,218	288,287
Landstar Systems, Inc.	4,311	211,325
Werner Enterprises, Inc.	3,044	69,434
		737,541
TOTAL COMMON STOCKS (Cost $60,665,711)		$63,951,633

SHORT TERM INVESTMENTS - 3.63%
John Hancock Cash Investment Trust, 2.5657% (c)(i)	$2,333,192	$2,333,192
TOTAL SHORT TERM INVESTMENTS (Cost $2,333,192)		$2,333,192

Small Company Fund (continued)
	Shares or Principal Amount	Value
REPURCHASE AGREEMENTS - 0.55%
Repurchase Agreement with State Street Corp. dated 08/29/2008 at 1.70% to be repurchased at $354,067 on 09/02/2008, collateralized by $370,000 Federal Home Loan Bank, 5.70% due 04/03/2028 (valued at $365,375, including interest)	$354,000	$354,000
TOTAL REPURCHASE AGREEMENTS (Cost $354,000)		$354,000
Total Investments (Small Company Fund) (Cost $63,352,903) - 103.67%		$66,638,825
Liabilities in Excess of Other Assets - (3.67)%		(2,356,783)
TOTAL NET ASSETS - 100.00%		$64,282,042

Small Company Growth Fund
	Shares or Principal Amount	Value
COMMON STOCKS - 95.93%

Advertising - 1.06%
inVentiv Health, Inc. *	42,362	$934,930
ValueClick, Inc. *	66,425	856,218
		1,791,148

Aerospace - 0.90%
TransDigm Group, Inc. *	40,475	1,520,241

Apparel & Textiles - 1.83%
Interface, Inc., Class A	76,667	1,009,704
Warnaco Group, Inc. *	40,361	2,081,417
		3,091,121

Auto Parts - 0.45%
Tenneco, Inc. *	51,806	756,886

Banking - 2.00%
Greenhill & Company, Inc. (a)	23,654	1,563,529
SVB Financial Group *	32,319	1,811,480
		3,375,009

Biotechnology - 3.08%
Acorda Therapeutics, Inc. *	10,397	292,675
Affymetrix, Inc. *	56,723	486,683
AMAG Pharmaceuticals, Inc. *	17,004	657,885
Human Genome Sciences, Inc. *	78,946	584,990
Martek Biosciences Corp. *	35,241	1,177,402
Myriad Genetics, Inc. *	29,295	1,997,919
		5,197,554

Building Materials & Construction - 1.32%
Eagle Materials, Inc.	39,587	1,208,591
Texas Industries, Inc.	19,365	1,019,955
		2,228,546

Business Services - 6.62%
CoStar Group, Inc. * (a)	37,425	1,976,414
Euronet Worldwide, Inc. *	55,313	1,039,331
Global Payments, Inc.	23,445	1,130,283

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Small Company Growth Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Business Services (continued)
Informatica Corp. *	74,990	$1,265,081
Korn/Ferry International *	62,124	1,104,565
SRA International, Inc., Class A *	48,445	1,137,489
Syntel, Inc.	35,874	1,186,353
Tetra Tech, Inc. *	81,258	2,322,354
		11,161,870

Chemicals - 0.64%
Calgon Carbon Corp. * (a)	50,404	1,075,117

Commercial Services - 1.89%
Chemed Corp.	28,946	1,266,098
Live Nation, Inc. *	65,226	1,046,878
Riskmetrics Group, Inc. * (a)	39,244	871,609
		3,184,585

Computers & Business Equipment - 1.49%
Cogent, Inc. *	102,530	1,127,830
Tech Data Corp. *	40,676	1,388,679
		2,516,509

Construction & Mining Equipment - 1.04%
Bucyrus International, Inc., Class A	25,147	1,756,518

Containers & Glass - 1.03%
Greif, Inc., Class A	25,077	1,733,071

Crude Petroleum & Natural Gas - 5.67%
Arena Resources, Inc. *	44,562	1,990,584
Bill Barrett Corp. *	42,764	1,684,046
Carrizo Oil & Gas, Inc. *	37,662	1,869,542
Unit Corp. *	37,463	2,537,369
Whiting Petroleum Corp. *	15,319	1,474,301
		9,555,842

Drugs & Health Care - 3.21%
BioMarin Pharmaceutical, Inc. *	55,587	1,675,392
Mentor Corp.	33,044	815,526
Meridian Bioscience, Inc.	46,795	1,329,914
Parexel International Corp. *	49,958	1,587,166
		5,407,998

Educational Services - 2.15%
DeVry, Inc.	33,816	1,744,229
Strayer Education, Inc.	8,979	1,884,154
		3,628,383

Electrical Equipment - 2.56%
General Cable Corp. *	34,242	1,685,391
Varian, Inc. *	34,060	1,693,123
Wesco International, Inc. *	24,550	943,702
		4,322,216

Electrical Utilities - 2.38%
ITC Holdings Corp.	25,643	1,436,264
Pike Electric Corp. *	88,950	1,676,708
Quanta Services, Inc. *	28,232	901,730
		4,014,702

Financial Services - 2.45%
Affiliated Managers Group, Inc. *	16,048	1,528,091
Bankrate, Inc. * (a)	28,675	925,056

Small Company Growth Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Financial Services (continued)
National Financial Partners Corp. (a)	31,600	$637,372
optionsXpress Holdings, Inc.	45,021	1,038,634
		4,129,153

Food & Beverages - 0.94%
Ralcorp Holdings, Inc. *	25,930	1,592,102

Healthcare Products - 5.47%
Gen-Probe, Inc. *	23,609	1,410,638
Insulet Corp. *	51,313	735,828
Nuvasive, Inc. *	50,951	2,428,324
The Medicines Company *	60,914	1,483,865
Wright Medical Group, Inc. *	60,867	1,874,095
Zoll Medical Corp. *	37,336	1,298,173
		9,230,923

Healthcare Services - 1.14%
Pediatrix Medical Group, Inc. *	24,073	1,370,957
The Advisory Board Company *	17,689	546,767
		1,917,724

Hotels & Restaurants - 2.72%
Buffalo Wild Wings, Inc. * (a)	36,178	1,305,302
Choice Hotels International, Inc.	32,163	868,079
Jack in the Box, Inc. *	56,083	1,330,850
P.F. Chang’s China Bistro, Inc. * (a)	41,867	1,087,705
		4,591,936

Household Products - 1.12%
Church & Dwight, Inc.	30,154	1,884,625

Industrial Machinery - 1.57%
FMC Technologies, Inc. *	24,541	1,314,416
Regal-Beloit Corp.	28,319	1,329,577
		2,643,993

Industrials - 0.68%
EnergySolutions, Inc.	61,895	1,143,201

Insurance - 0.73%
ProAssurance Corp. *	22,778	1,227,734

Internet Software - 0.44%
DealerTrack Holdings, Inc. *	40,195	740,794

Leisure Time - 0.39%
National Cinemedia, Inc.	58,712	656,987

Manufacturing - 2.40%
Barnes Group, Inc.	45,657	1,101,247
Coherent, Inc. *	48,124	1,726,208
Hexcel Corp. *	58,535	1,216,357
		4,043,812

Medical-Hospitals - 2.08%
Cepheid, Inc. *	38,851	722,629
LifePoint Hospitals, Inc. *	42,699	1,440,664
VCA Antech, Inc. *	43,626	1,341,063
		3,504,356

Metal & Metal Products - 0.59%
Dynamic Materials Corp.	32,518	1,000,579

Petroleum Services - 1.96%
Dril-Quip, Inc. *	34,108	1,876,281

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Small Company Growth Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Petroleum Services (continued)
ION Geophysical Corp. *	88,973	$1,434,245
		3,310,526

Pharmaceuticals - 1.61%
PharMerica Corp. *	2,476	58,607
Sciele Pharma, Inc. *	62,911	1,212,295
United Therapeutics Corp. *	13,655	1,449,205
		2,720,107

Pollution Control - 0.65%
Fuel Tech, Inc. * (a)	59,721	1,095,283

Railroads & Equipment - 1.38%
Wabtec Corp.	39,235	2,317,611

Real Estate - 0.96%
BioMed Realty Trust, Inc., REIT	60,480	1,619,654

Retail Trade - 4.48%
AnnTaylor Stores Corp. *	50,780	1,232,938
Big Lots, Inc. *	53,067	1,569,191
Dick’s Sporting Goods, Inc. *	31,875	729,619
Hot Topic, Inc. *	123,801	768,804
Longs Drug Stores Corp.	32,642	2,338,799
Zumiez, Inc. * (a)	62,877	906,058
		7,545,409

Semiconductors - 5.25%
Cirrus Logic, Inc. *	131,388	815,919
Diodes, Inc. *	52,312	1,244,502
Hittite Microwave Corp. *	32,317	1,143,699
Microsemi Corp. *	49,325	1,356,438
Power Integrations, Inc. *	42,511	1,251,099
Silicon Laboratories, Inc. *	43,920	1,480,543
Varian Semiconductor Equipment Associates, Inc. *	48,522	1,567,261
		8,859,461

Software - 8.01%
ANSYS, Inc. *	36,487	1,618,198
Aspen Technology, Inc. *	102,415	1,474,776
Blackboard, Inc. *	47,927	1,915,163
Eclipsys Corp. *	74,537	1,662,921
JDA Software Group, Inc. *	70,916	1,292,799
Lawson Software, Inc. *	140,794	1,139,023
Manhattan Associates, Inc. *	53,272	1,305,697
Omniture, Inc. *	23,159	412,693
Quality Systems, Inc.	40,744	1,744,658
THQ, Inc. *	61,247	938,304
		13,504,232

Steel - 0.60%
Carpenter Technology Corp.	26,074	1,011,932

Telecommunications Equipment & Services - 4.66%
Harmonic, Inc. *	132,050	1,162,040
NeuStar, Inc., Class A *	49,179	1,180,788
NICE Systems, Ltd., ADR *	43,614	1,335,897
Polycom, Inc. *	57,864	1,622,507
SBA Communications Corp. *	45,129	1,576,356

Small Company Growth Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Telecommunications Equipment & Services (continued)
Starent Networks Corp. * (a)	71,763	$988,176
		7,865,764

Toys, Amusements & Sporting Goods - 1.13%
Marvel Entertainment, Inc. *	56,031	1,897,770

Transportation - 0.39%
American Commercial Lines, Inc. *	53,725	661,355

Trucking & Freight - 2.81%
Forward Air Corp.	46,944	1,656,654
Hub Group, Inc., Class A *	44,606	1,781,563
Knight Transportation, Inc.	72,630	1,299,351
		4,737,568
TOTAL COMMON STOCKS (Cost $151,734,710)		$161,771,907

SHORT TERM INVESTMENTS - 7.48%
John Hancock Cash Investment Trust, 2.5657% (c)(i)	$12,619,313	$12,619,313
TOTAL SHORT TERM INVESTMENTS (Cost $12,619,313)		$12,619,313

REPURCHASE AGREEMENTS - 4.18%
Repurchase Agreement with State Street Corp. dated 08/29/2008 at 1.70% to be repurchased at $7,050,331 on 09/02/2008, collateralized by $7,285,000 Federal Home Loan Bank, 5.7% due 04/03/2028 (valued at $7,193,938, including interest)	$7,049,000	$7,049,000
TOTAL REPURCHASE AGREEMENTS (Cost $7,049,000)		$7,049,000
Total Investments (Small Company Growth Fund) (Cost $171,403,023) - 107.59%		$181,440,220
Liabilities in Excess of Other Assets - (7.59)%		(12,802,136)
TOTAL NET ASSETS - 100.00%		$168,638,084

Small Company Value Fund
	Shares or Principal Amount	Value
COMMON STOCKS - 96.03%

Aerospace - 2.10%
Kratos Defense & Security Solutions, Inc. *	445,100	$903,553
Woodward Governor Company	231,200	10,711,496
		11,615,049

Air Travel - 0.54%
Alaska Air Group, Inc. *	141,000	2,962,410

Apparel & Textiles - 0.87%
Culp, Inc. *	89,400	659,772
G & K Services, Class A	120,400	4,152,596
		4,812,368

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Small Company Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Auto Parts - 0.05%
Accuride Corp. *	186,400	$272,144

Auto Services - 0.12%
Dollar Thrifty Automotive Group, Inc. *	145,600	677,040

Banking - 4.04%
East West Bancorp, Inc. (a)	278,800	3,476,636
Glacier Bancorp, Inc.	198,700	4,236,284
Home Bancshares, Inc. (a)	138,516	3,328,539
SVB Financial Group *	152,500	8,547,625
Wintrust Financial Corp.	115,300	2,680,725
		22,269,809

Biotechnology - 1.29%
Exelixis, Inc. *	220,000	1,251,800
Myriad Genetics, Inc. *	86,200	5,878,840
		7,130,640

Broadcasting - 0.19%
Saga Communications, Inc., Class A *	170,100	1,069,929

Building Materials & Construction - 1.94%
Beacon Roofing Supply, Inc. * (a)	418,300	6,809,924
Drew Industries, Inc. *	180,800	2,898,224
Sterling Construction Company, Inc. *	54,200	999,990
		10,708,138

Business Services - 7.23%
Compass Diversified Trust	161,600	2,074,944
Electro Rent Corp.	220,900	3,008,658
FTI Consulting, Inc. *	135,200	9,923,680
McGrath Rentcorp	206,400	5,882,400
MPS Group, Inc. *	458,200	5,278,464
Navigant Consulting Company *	261,600	4,528,296
StarTek, Inc. *	194,112	1,754,772
SYNNEX Corp. *	117,500	2,701,325
Wind River Systems, Inc. *	431,600	4,769,180
		39,921,719

Chemicals - 3.38%
Airgas, Inc.	131,900	7,813,756
American Vanguard Corp. (a)	191,500	2,841,860
Arch Chemicals, Inc.	137,900	5,060,930
Innospec, Inc.	186,900	2,932,461
		18,649,007

Colleges & Universities - 0.56%
Corinthian Colleges, Inc. *	231,300	3,069,351

Commercial Services - 0.87%
Live Nation, Inc. *	60,600	972,630
Pool Corp. (a)	158,000	3,833,080
		4,805,710

Computers & Business Equipment - 1.39%
Ixia *	278,100	2,416,689
Palm, Inc. * (a)	368,700	3,137,637
Xyratex, Ltd. *	148,900	2,142,671
		7,696,997

Construction & Mining Equipment - 0.69%
Carbo Ceramics, Inc.	63,300	3,804,330

Small Company Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Construction Materials - 1.90%
Ameron International Corp.	62,100	$7,257,006
Universal Forest Products, Inc.	98,900	3,248,865
		10,505,871

Crude Petroleum & Natural Gas - 4.98%
Forest Oil Corp. *	100,800	5,737,536
Penn Virginia Corp.	210,500	13,930,890
Whiting Petroleum Corp. *	81,300	7,824,312
		27,492,738

Domestic Oil - 0.76%
Mariner Energy, Inc. *	117,000	3,403,530
Union Drilling, Inc. *	57,019	810,810
		4,214,340

Drugs & Health Care - 1.68%
Landauer, Inc.	51,100	3,334,786
West Pharmaceutical Services, Inc.	121,700	5,940,177
		9,274,963

Electrical Equipment - 1.01%
C & D Technologies, Inc. * (a)	161,100	1,238,859
Littelfuse, Inc. *	106,200	3,767,976
Methode Electronics, Inc.	49,400	542,906
		5,549,741

Electrical Utilities - 2.63%
Black Hills Corp.	128,000	4,327,680
Cleco Corp.	176,400	4,447,044
El Paso Electric Company *	170,400	3,627,816
Empire District Electric Company (a)	99,700	2,103,670
		14,506,210

Electronics - 1.97%
Analogic Corp.	38,800	2,626,760
Belden, Inc.	147,300	5,411,802
Franklin Electric, Inc. (a)	38,100	1,649,730
Newport Corp. *	125,600	1,176,872
		10,865,164

Energy - 0.13%
GeoMet, Inc. *	100,800	703,584

Financial Services - 3.34%
Ares Capital Corp.	352,100	4,256,889
First Financial Fund, Inc. *	252,900	2,010,555
Hercules Technology Growth Capital, Inc.	239,800	2,496,318
JMP Group, Inc.	139,000	834,000
Kohlberg Capital Corp.	256,567	2,819,671
Piper Jaffray Companies, Inc. *	56,600	2,151,366
Stifel Financial Corp. *	93,900	3,837,693
		18,406,492

Food & Beverages - 0.55%
Nash Finch Company	74,100	3,017,352

Forest Products - 0.94%
Deltic Timber Corp.	84,300	5,165,061

Furniture & Fixtures - 0.18%
Stanley Furniture Company, Inc.	122,400	1,009,800

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Small Company Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Gas & Pipeline Utilities - 1.06%
Southwest Gas Corp.	117,600	$3,569,160
Vectren Corp.	82,700	2,294,098
		5,863,258

Healthcare Products - 2.02%
AngioDynamics, Inc. *	110,000	1,807,300
Owens & Minor, Inc.	202,600	9,343,912
		11,151,212
Healthcare Services - 0.98%
National Healthcare Corp.	87,712	4,361,041
Triple-S Management Corp. * (a)	61,500	1,067,640
		5,428,681

Homebuilders - 1.11%
M/I Homes, Inc.	108,700	1,946,817
Meritage Homes Corp. *	178,100	4,171,102
		6,117,919

Hotels & Restaurants - 0.22%
The Steak & Shake Company * (a)	156,700	1,219,126

Industrial Machinery - 2.79%
Cascade Corp.	69,800	3,621,224
Circor International, Inc.	84,800	5,110,048
IDEX Corp.	179,025	6,636,457
		15,367,729
Insurance - 4.15%
Employers Holdings, Inc.	74,900	1,301,762
Markel Corp. *	9,100	3,367,000
Max Re Capital, Ltd.	191,400	4,976,400
National Interstate Corp.	138,800	2,696,884
ProAssurance Corp. *	166,600	8,979,740
Universal American Financial Corp. *	117,900	1,552,743
		22,874,529

Investment Companies - 0.67%
iShares Russell 2000 Value Index Fund	52,988	3,694,853

Life Sciences - 0.34%
Symyx Technologies, Inc. *	169,000	1,867,450

Manufacturing - 2.64%
AptarGroup, Inc.	191,100	7,718,529
Nordson Corp.	127,400	6,832,462
		14,550,991

Metal & Metal Products - 3.46%
Gibraltar Industries, Inc.	178,700	3,843,837
Matthews International Corp., Class A	166,700	8,378,342
Sims Group, Ltd.	235,300	6,889,584
		19,111,763

Mining - 0.48%
AMCOL International Corp.	72,600	2,646,996

Mobile Homes - 0.50%
Skyline Corp.	1,050	24,014
Winnebago Industries, Inc. (a)	241,000	2,735,350
		2,759,364

Paper - 1.49%
Chesapeake Corp. *	48,300	60,858

Small Company Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Paper (continued)
Potlatch Corp.	124,700	$5,822,243
Wausau-Mosinee Paper Corp.	269,100	2,316,951
		8,200,052

Petroleum Services - 2.50%
Atwood Oceanics, Inc. *	59,600	2,423,336
Hercules Offshore, Inc. * (a)	84,692	1,869,153
Smith International, Inc.	38,113	2,656,476
TETRA Technologies, Inc. *	308,000	6,819,120
		13,768,085

Publishing - 0.09%
Lee Enterprises, Inc. (a)	127,800	479,250

Railroads & Equipment - 1.48%
Genesee & Wyoming, Inc., Class A *	190,100	8,176,201

Real Estate - 4.99%
Cedar Shopping Centers, Inc., REIT	51,400	673,340
First Potomac Realty Trust, REIT	186,100	3,091,121
Hatteras Financial Corp., REIT	121,300	3,002,175
Kilroy Realty Corp., REIT	127,600	6,386,380
LaSalle Hotel Properties, REIT	144,000	3,754,080
Parkway Properties, Inc., REIT	81,100	2,917,167
Redwood Trust, Inc., REIT (a)	100,000	1,875,000
Strategic Hotel & Resorts, Inc., REIT	202,700	1,868,894
Washington Real Estate Investment Trust, REIT	111,800	3,952,130
		27,520,287

Retail Grocery - 0.14%
Winn-Dixie Stores, Inc. *	55,000	776,600

Retail Trade - 4.79%
Aaron Rents, Inc., Class B	344,900	9,850,344
Casey’s General Stores, Inc.	120,400	3,491,600
CSS Industries, Inc.	103,400	2,755,610
Fred’s, Inc., Class A	180,500	2,530,610
Haverty Furniture Companies, Inc. (a)	221,400	2,444,256
Marinemax, Inc. * (a)	135,900	1,076,328
Stein Mart, Inc.	327,300	1,292,835
The Men’s Wearhouse, Inc.	135,900	2,976,210
		26,417,793

Sanitary Services - 1.87%
Casella Waste Systems, Inc., Class A *	69,200	921,052
Insituform Technologies, Inc., Class A *	216,300	3,971,268
Waste Connections, Inc. *	149,900	5,442,869
		10,335,189

Semiconductors - 2.89%
Advanced Energy Industries, Inc. *	219,400	3,538,922
ATMI, Inc. *	82,400	2,009,736
Brooks Automation, Inc. *	268,804	2,583,206
Cabot Microelectronics Corp. *	41,000	1,583,420
Exar Corp. *	243,300	1,883,142
FormFactor, Inc. *	137,900	2,646,301
GSI Group, Inc. *	339,900	1,699,500
		15,944,227

Software - 2.53%
Progress Software Corp. *	186,100	5,435,981

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Small Company Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
SPSS, Inc. *	138,100	$4,361,198
Websense, Inc. *	184,900	4,186,136
		13,983,315
Steel - 0.83%
Carpenter Technology Corp.	117,800	4,571,818
Telecommunications Equipment &
Services - 1.09%
Premiere Global Services, Inc. *	331,300	5,009,256
Sonus Networks, Inc. *	292,200	987,636
		5,996,892
Tires & Rubber - 0.67%
Myers Industries, Inc.	282,705	3,720,398
Tobacco - 0.31%
Alliance One International, Inc. *	432,000	1,736,640
Transportation - 2.39%
Kirby Corp. *	184,100	8,429,939
UTI Worldwide, Inc.	235,700	4,737,570
		13,167,509
Trucking & Freight - 2.22%
Landstar Systems, Inc.	250,300	12,269,706
TOTAL COMMON STOCKS (Cost $483,093,315)		$529,893,790
PREFERRED STOCKS - 0.29%
Banking - 0.29%
East West Bancorp., Inc., Series A, 8.00%	1,975	1,603,676
TOTAL PREFERRED STOCKS (Cost $1,954,507)		$1,603,676
SHORT TERM INVESTMENTS - 9.12%
John Hancock Cash Investment Trust, 2.5657% (c)(i)	$31,096,975	$31,096,975
T. Rowe Price Reserve Investment Fund, 2.7528%	19,217,993	19,217,993
TOTAL SHORT TERM INVESTMENTS (Cost $50,314,968)		$50,314,968
REPURCHASE AGREEMENTS - 0.39%
Repurchase Agreement with State Street Corp. dated 08/29/2008 at 1.70% to be repurchased at $2,130,402 on 09/02/2008, collateralized by $2,195,000 Federal Home Loan Mortgage Corp., zero coupon due 01/06/2009 (valued at $2,173,050, including interest)	$2,130,000	$2,130,000
TOTAL REPURCHASE AGREEMENTS (Cost $2,130,000)		$2,130,000
Total Investments (Small Company Value Fund) (Cost $537,492,790) - 105.83%		$583,942,434
Liabilities in Excess of Other Assets - (5.83)%		(32,156,796)
TOTAL NET ASSETS - 100.00%		$551,785,638

Spectrum Income Fund
	Shares or Principal Amount	Value
COMMON STOCKS - 16.41%
Advertising - 0.02%
WPP Group PLC	18,000	$175,202
Aerospace - 0.03%
Boeing Company	4,600	301,576
Air Travel - 0.06%
Southwest Airlines Company	40,300	613,769
Aluminum - 0.13%
Alcoa, Inc.	42,700	1,371,951
Auto Parts - 0.10%
Genuine Parts Company	23,900	1,013,838
Automobiles - 0.03%
Ford Motor Company *	78,600	350,556
Banking - 0.92%
Allied Irish Banks PLC - London Exchange	69,625	880,986
Bank of America Corp.	61,114	1,903,090
Fifth Third Bancorp	68,900	1,087,242
KeyCorp	67,000	804,670
National City Corp. (a)	78,900	397,656
Royal Bank of Scotland Group PLC	73,567	312,886
SunTrust Banks, Inc.	45,900	1,922,751
U.S. Bancorp	78,100	2,488,266
		9,797,547
Biotechnology - 0.22%
Amgen, Inc. *	36,700	2,306,595
Broadcasting - 0.09%
CBS Corp., Class B	55,150	892,327
Sirius XM Radio, Inc. * (a)	48,530	64,545
		956,872
Building Materials & Construction - 0.13%
Masco Corp.	75,400	1,437,124
Business Services - 0.27%
Computer Sciences Corp. *	26,300	1,236,889
H & R Block, Inc.	62,800	1,603,912
		2,840,801
Cable & Television - 0.30%
Cablevision Systems Corp., Class A	32,200	1,039,094
Time Warner, Inc.	134,400	2,200,128
		3,239,222
Cellular Communications - 0.11%
Crown Castle International Corp. *	8,725	326,315
Motorola, Inc.	84,800	798,816
		1,125,131
Chemicals - 0.16%
E.I. Du Pont de Nemours & Company	39,100	1,737,604
Computers & Business Equipment - 0.14%
Dell, Inc. *	69,600	1,512,408
Construction Materials - 0.22%
USG Corp. * (a)	29,000	805,040
Vulcan Materials Company (a)	20,700	1,549,188
		2,354,228

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Cosmetics & Toiletries - 0.47%
Colgate-Palmolive Company	11,500	$874,345
International Flavors & Fragrances, Inc.	36,600	1,471,686
Kimberly-Clark Corp.	19,300	1,190,424
Procter & Gamble Company	21,800	1,520,986
		5,057,441
Crude Petroleum & Natural Gas - 0.12%
Sunoco, Inc.	29,500	1,309,210
Drugs & Health Care - 0.16%
Wyeth	40,200	1,739,856
Electrical Equipment - 0.12%
Cooper Industries, Ltd., Class A	20,600	981,384
General Cable Corp. *	6,650	327,313
		1,308,697
Electrical Utilities - 0.54%
Entergy Corp.	10,900	1,126,951
FirstEnergy Corp.	17,500	1,271,200
PG&E Corp.	23,000	950,590
Pinnacle West Capital Corp.	21,100	742,509
Teco Energy, Inc.	18,200	324,688
Xcel Energy, Inc.	63,870	1,309,974
		5,725,912
Electronics - 0.05%
Harman International Industries, Inc.	15,700	534,271
Energy - 0.25%
Duke Energy Corp.	71,590	1,248,529
Progress Energy, Inc.	31,250	1,365,000
		2,613,529
Financial Services - 1.94%
American Express Company	36,000	1,428,480
Bank of New York Mellon Corp.	54,600	1,889,706
Capital One Financial Corp.	33,100	1,461,034
Citigroup, Inc.	50,800	964,692
Federal National Mortgage Association	79,900	546,516
JP Morgan Chase & Company	119,500	4,599,555
Legg Mason, Inc.	27,600	1,229,028
Merrill Lynch & Company, Inc.	90,900	2,577,015
Merrill Lynch & Company, Inc. *	39,734	1,013,808
SLM Corp. *	81,000	1,337,310
UBS AG *	45,751	994,448
Wells Fargo & Company	87,200	2,639,544
		20,681,136
Food & Beverages - 0.63%
B&G Foods, Inc. (a)	16,100	255,990
General Mills, Inc.	30,300	2,005,254
Hershey Company	63,300	2,284,497
Kraft Foods, Inc., Class A	43,600	1,373,836
McCormick & Company, Inc.	18,400	744,280
		6,663,857
Gas & Pipeline Utilities - 0.21%
NiSource, Inc.	78,700	1,296,976
Spectra Energy Corp.	36,600	968,436

Spectrum Income Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Gas & Pipeline Utilities (continued)
Williams Companies, Inc.	270	$8,340
		2,273,752
Healthcare Products - 0.24%
Johnson & Johnson	36,900	2,598,867
Healthcare Services - 0.08%
WellPoint, Inc. *	15,900	839,361
Holdings Companies/Conglomerates - 0.54%
General Electric Company	206,000	5,788,600
Homebuilders - 0.07%
D.R. Horton, Inc.	57,800	720,188
Household Appliances - 0.20%
Black & Decker Corp.	9,000	569,250
Whirlpool Corp.	19,300	1,570,248
		2,139,498
Household Products - 0.28%
Fortune Brands, Inc.	31,500	1,852,830
Newell Rubbermaid, Inc.	64,300	1,163,830
		3,016,660
Insurance - 0.82%
American International Group, Inc.	64,300	1,381,807
Chubb Corp.	13,400	643,334
Lincoln National Corp.	35,400	1,796,904
Marsh & McLennan Companies, Inc.	96,000	3,065,280
Progressive Corp.	43,900	810,833
The Travelers Companies, Inc.	22,400	989,184
		8,687,342
International Oil - 1.58%
Anadarko Petroleum Corp.	27,000	1,666,710
BP PLC, SADR	27,400	1,579,062
Chevron Corp.	51,500	4,445,480
Exxon Mobil Corp.	53,700	4,296,537
Murphy Oil Corp.	22,400	1,759,072
Royal Dutch Shell PLC, ADR	44,600	3,100,592
		16,847,453
Internet Content - 0.12%
Yahoo!, Inc. *	64,300	1,246,134
Internet Retail - 0.09%
eBay, Inc. *	36,400	907,452
Leisure Time - 0.32%
Lakes Gaming, Inc. *	22,900	150,224
MGM Mirage, Inc. * (a)	45,900	1,615,221
Walt Disney Company	52,300	1,691,905
		3,457,350
Manufacturing - 0.65%
3M Company	33,600	2,405,760
Harley-Davidson, Inc.	29,900	1,189,422
Honeywell International, Inc.	27,600	1,384,692
Illinois Tool Works, Inc.	39,300	1,949,673
		6,929,547
Office Furnishings & Supplies - 0.16%
Avery Dennison Corp.	34,800	1,678,752

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Paper - 0.34%
International Paper Company	92,270	$2,495,903
MeadWestvaco Corp.	43,520	1,152,410
		3,648,313
Petroleum Services - 0.16%
BJ Services Company	36,600	982,710
Schlumberger, Ltd.	7,200	678,384
		1,661,094
Pharmaceuticals - 0.82%
Abbott Laboratories	22,100	1,269,203
Bristol-Myers Squibb Company	59,400	1,267,596
Eli Lilly & Company	51,200	2,388,480
Merck & Company, Inc.	52,400	1,869,108
Pfizer, Inc.	102,415	1,957,151
		8,751,538
Photography - 0.09%
Eastman Kodak Company	57,900	937,401
Publishing - 0.37%
Gannett Company, Inc.	55,100	980,229
McGraw-Hill Companies, Inc.	48,100	2,060,604
The New York Times Company, Class A	69,800	906,702
		3,947,535
Real Estate - 0.00%
Weingarten Realty Investors, REIT	1,271	42,006
Retail Grocery - 0.03%
Whole Foods Market, Inc. (a)	17,300	316,763
Retail Trade - 0.42%
Bed Bath & Beyond, Inc. *	54,500	1,670,970
Home Depot, Inc.	87,300	2,367,576
Macy’s, Inc.	23,100	480,942
		4,519,488
Semiconductors - 0.28%
Analog Devices, Inc.	45,900	1,283,364
Applied Materials, Inc.	36,800	659,456
Intel Corp.	45,700	1,045,159
		2,987,979
Software - 0.24%
Microsoft Corp.	91,800	2,505,222
Telecommunications Equipment &
Services - 0.08%
Alcatel-Lucent, SADR *	134,400	830,592
Telephone - 0.69%
AT&T, Inc.	109,820	3,513,142
Qwest Communications International, Inc. (a)	211,300	798,714
Sprint Nextel Corp.	159,350	1,389,532
Verizon Communications, Inc.	45,600	1,601,472
		7,302,860
Tobacco - 0.08%
UST, Inc.	16,220	869,230
Toys, Amusements & Sporting Goods - 0.10%
Mattel, Inc.	57,400	1,109,542

Spectrum Income Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Trucking & Freight - 0.14%
United Parcel Service, Inc., Class B	22,800	$1,461,936
TOTAL COMMON STOCKS (Cost $191,743,281)		$174,790,788
PREFERRED STOCKS - 0.31%
Banking - 0.07%
Bank of America Corp., Series L, 7.25% *	550	502,700
National City Corp., Series 1, 6.00% *	3	302,400
		805,100
Broadcasting - 0.02%
Spanish Broadcasting System, Series
B, 10.75% *	300	189,000
Financial Services - 0.13%
Citigroup, Inc., Series T, 6.50% *	16,550	705,361
Federal Home Loan Mortgage Corp., Series Z, 8.375% *	7,400	103,970
Federal National Mortgage Association, Series 08-1, 8.75% *	26,100	447,615
Federal National Mortgage Association, Series S, 8.25% *	6,125	87,894
		1,344,840
Telecommunications Equipment &
Services - 0.09%
Lucent Technologies Capital Trust I, 7.75% *	1,400	953,400
TOTAL PREFERRED STOCKS (Cost $4,633,707)		$3,292,340
TERM LOANS - 1.54%
Auto Parts - 0.05%
Goodyear Tire & Rubber Company
4.54% due 04/30/2014 (b)	250,000	218,750
Rental Service Corp., Series B3
8.86% due 11/27/2013 (b)	397,920	321,321
		540,071
Business Services - 0.09%
First Data Corp.
3.34% due 09/24/2014 (b)	992,500	909,269
Cable & Television - 0.06%
Mediacom Broadband LLC
1.00% due 01/31/2015 (b)	500,000	461,250
Univision Communications, Inc.
1.00% due 09/29/2014 (b)	250,000	200,750
		662,000
Cellular Communications - 0.12%
Alltel Communications, Inc.
1.00% due 05/15/2015 (b)	1,246,859	1,232,146
Chemicals - 0.02%
Celanese Holdings LLC
1.00% due 03/30/2014 (b)	249,369	234,940
Commercial Services - 0.04%
Aramark Corp., Tranche B
7.485% due 01/26/2017 (b)	440,892	418,173
Computers & Business Equipment - 0.06%
Palm, Inc.
8.3775% due 04/24/2014 (b)	995,000	669,138

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or Principal Amount	Value
TERM LOANS (continued)
Educational Services - 0.06%
Laureate Education, Inc.
3.81% due 08/17/2014 (b)(l)	$250,000	$231,667
7.00% due 08/17/2014 (b)(l)	496,187	459,802
		691,469
Electrical Utilities - 0.09%
Calpine Corp.
5.725% due 03/29/2014 (b)	997,494	925,455
Energy - 0.13%
Dresser, Inc.
8.56% due 06/30/2009 (b)	1,250,000	1,191,875
Mirant North America LLC
4.1313% due 01/03/2013	249,209	239,475
		1,431,350
Financial Services - 0.09%
Nuveen Investments, Inc.
1.00% due 11/09/2014	249,375	230,225
Pinnacle Foods Finance LLC
9.25% due 04/01/2015 (b)	748,111	679,846
		910,071
Food & Beverages - 0.04%
Outback, Series B
7.6066% due 05/09/2014 (b)	489,416	378,837
Gas & Pipeline Utilities - 0.04%
Venoco, Inc., 2nd Lien
9.356% due 05/08/2014 (b)	500,000	473,750
Healthcare Services - 0.09%
Healthsouth Corp.
10.00% due 06/10/2013 (b)	238,445	224,649
Iasis Healthcare Corp.
5.25% due 03/15/2014 (b)	249,561	215,870
10.605% due 06/16/2011 (b)	549,731	475,517
		916,036
Insurance - 0.02%
HUB International Holdings, Inc.
1.00% due 06/13/2014 (b)(l)	249,396	225,703
Leisure Time - 0.04%
Las Vegas Sands LLC
1.00% due 05/23/2014 (b)	249,476	212,443
Town Sports
7.125% due 03/01/2014 (b)	246,875	209,844
		422,287
Medical-Hospitals - 0.15%
Community Health Systems, Inc.
1.00% due 07/25/2014 (b)(l)	250,000	236,180
HCA, Inc.
4.45% due 11/18/2012 (b)	747,334	700,394
7.08% due 11/18/2012 (b)	728,587	680,733
		1,617,307
Paper - 0.04%
Domtar Corp.
3.7794% due 03/07/2014	240,250	230,219

Spectrum Income Fund (continued)
	Shares or Principal Amount	Value
TERM LOANS (continued)
Paper (continued)
Georgia-Pacific Corp.
4.7274% due 12/20/2012 (b)	$239,806	$226,442
		456,661
Publishing - 0.06%
Nielsen Finance LLC
4.7344% due 08/09/2013 (b)	498,732	459,611
Penton Media Bank, Series B1
7.61% due 02/01/2013 (b)	246,875	187,317
		646,928
Software - 0.03%
Infor Global Solutions
1.00% due 03/15/2014 (b)	500,000	307,500
Telecommunications Equipment &
Services - 0.11%
Telesat Canada
8.09% due 11/15/2014 (b)(l)	247,708	237,104
Trilogy International Partners
8.86% due 06/27/2012 (b)	500,000	420,000
Wind Acquisition Finance SA, Series B
3.40% due 12/07/2011 (b)	600,522	562,990
		1,220,094
Utility Service - 0.11%
Texas Competitive Electric LLC
1.00% due 10/10/2014 (b)	1,246,866	1,158,026
TOTAL TERM LOANS (Cost $17,211,641)		$16,447,211
U.S. TREASURY OBLIGATIONS - 5.18%
Treasury Inflation Protected
Securities (d) - 0.69%
1.375% due 07/15/2018	2,591,792	2,526,189
1.875% due 07/15/2013	136,965	141,502
2.00% due 04/15/2012 to 01/15/2016	4,471,805	4,635,204
		7,302,895
U.S. Treasury Bonds - 2.94%
4.375% due 02/15/2038	275,000	273,045
4.50% due 02/15/2036	317,000	320,170
4.75% due 02/15/2037	7,435,000	7,813,724
5.375% due 02/15/2031	335,000	377,870
5.50% due 08/15/2028	2,542,000	2,883,978
6.00% due 02/15/2026	2,010,000	2,390,801
6.125% due 08/15/2029	2,792,000	3,416,492
6.25% due 05/15/2030	638,000	795,805
6.375% due 08/15/2027	2,700,000	3,361,500
7.125% due 02/15/2023	2,831,000	3,671,674
7.25% due 08/15/2022	1,980,000	2,583,591
8.875% due 02/15/2019	2,420,000	3,408,040
		31,296,690
U.S. Treasury Notes - 1.48%
2.875% due 01/31/2013	3,000,000	2,989,452
4.25% due 11/15/2014 ****	5,555,000	5,880,056
4.50% due 02/15/2009 to 11/15/2010	2,545,000	2,585,861
4.75% due 08/15/2017	3,915,000	4,217,191
4.875% due 06/30/2012	140,000	150,161
		15,822,721

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or Principal Amount	Value
U.S. TREASURY OBLIGATIONS
(continued)
U.S. Treasury Strips - 0.07%
zero coupon due 05/15/2020	$1,250,000	$746,052
TOTAL U.S. TREASURY OBLIGATIONS (Cost $53,716,350)		$55,168,358
U.S. GOVERNMENT AGENCY OBLIGATIONS - 25.64%
Federal Home Loan Bank - 0.22%
5.125% due 08/14/2013	930,000	976,304
5.25% due 06/18/2014	590,000	622,763
5.803% due 10/01/2037 (b)	728,158	741,375
		2,340,442
Federal Home Loan Mortgage Corp. - 3.38%
4.125% due 10/18/2010	1,750,000	1,782,515
4.452% due 07/01/2035 (b)	43,039	43,094
4.50% due 11/01/2018 to 04/01/2023	3,961,072	3,848,762
4.619% due 06/01/2038 (b)	224,689	221,208
4.638% due 07/01/2035 (b)	118,770	118,831
4.694% due 02/01/2035 (b)	187,624	189,453
4.766% due 07/01/2038 (b)	500,000	494,513
5.00% due 01/01/2009 to 11/01/2035	4,706,805	4,575,077
5.00% due 06/01/2023 (j)	1,975,507	1,957,372
5.053% due 03/01/2036 (b)	522,301	522,064
5.067% due 11/01/2035 (b)	205,651	205,677
5.125% due 07/15/2012	1,960,000	2,047,742
5.133% due 01/01/2036 (b)	1,293,072	1,303,888
5.15% due 09/01/2035 (b)	157,952	158,236
5.322% due 02/01/2037 (b)	1,541,755	1,558,515
5.346% due 04/01/2037 (b)	599,365	605,651
5.362% due 02/01/2037 to 05/01/2037 (b)	725,214	733,991
5.374% due 01/01/2036 (b)	98,835	99,536
5.413% due 02/01/2038 (b)	444,470	449,562
5.456% due 02/01/2037 (b)	950,910	964,682
5.491% due 06/01/2037 (b)	761,464	772,167
5.50% due 03/01/2018 to 04/01/2029	1,220,083	1,241,720
5.508% due 10/01/2036 (b)	591,465	600,002
5.913% due 02/01/2037 (b)	1,114,726	1,136,755
5.93% due 01/01/2037 (b)	246,951	252,097
5.978% due 12/01/2036 (b)	635,268	643,302
5.99% due 11/01/2036 (b)	605,666	613,596
6.00% due 06/15/2011 to 10/01/2036	3,480,480	3,605,883
6.00% due 08/01/2038 (j)	2,046,000	2,064,608
6.028% due 10/01/2036 (b)	860,072	870,696
6.122% due 10/01/2036 (b)	697,312	707,866
6.206% due 08/01/2036 (b)	846,794	862,076
6.50% due 05/01/2017 to 01/01/2036	628,037	649,264
7.00% due 02/01/2024 to 06/01/2032	43,959	46,376
7.213% due 09/01/2032 (b)	6,938	6,935
7.50% due 05/01/2024 to 06/01/2024	4,946	5,290
10.50% due 05/01/2019	275	306
		35,959,308
Federal National Mortgage
Association - 9.68%
3.811% due 10/01/2033	133,473	134,161
4.367% due 07/01/2027	1,637	1,635
4.375% due 09/15/2012 to 10/15/2015	1,235,000	1,241,925
4.50% due 05/01/2019 to 09/01/2035	5,204,937	5,061,684
4.58% due 07/01/2035 (b)	147,454	147,812

Spectrum Income Fund (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Federal National Mortgage
Association (continued)
4.625% due 10/15/2014	$780,000	$794,449
4.791% due 09/01/2035 (b)	518,377	516,307
4.824% due 11/01/2035 to 04/01/2038 (b)	434,369	435,821
4.855% due 05/01/2038 (b)	590,546	588,731
4.875% due 12/15/2016	350,000	357,641
4.875% due 05/01/2038 (b)	399,764	398,983
4.899% due 08/01/2038 (b)	499,342	497,417
5.00% due 01/01/2009 to 03/01/2038	17,193,316	16,929,774
5.00% TBA ** (j)	4,475,000	4,298,447
5.311% due 12/01/2035 (b)	186,832	188,614
5.3155% due 02/17/2009 (b)	260,000	260,000
5.33% due 12/01/2035	225,630	227,904
5.425% due 09/01/2037 (b)	480,978	488,184
5.463% due 06/01/2037 (b)	139,249	141,555
5.487% due 01/01/2019 (b)	1,043	1,058
5.50% due 07/01/2013 to 08/01/2037	29,697,651	29,597,097
5.50% TBA **	1,335,000	1,317,895
5.539% due 12/01/2035 to 01/01/2037 (b)	1,800,339	1,831,644
5.655% due 12/01/2035 (b)	91,389	92,816
5.792% due 11/01/2037 (b)	704,785	719,435
5.802% due 08/01/2037 (b)	533,364	544,957
5.978% due 08/01/2036 to 09/01/2036 (b)	1,025,733	1,048,438
6.00% due 05/15/2011 to 04/01/2038	18,985,051	19,338,604
6.00% due 08/01/2038 to 09/01/2038 (j)	105,000	106,251
6.00% TBA **	3,893,000	3,930,713
6.037% due 12/01/2036	507,811	520,221
6.50% due 06/01/2013 to 11/01/2037	8,041,375	8,300,222
6.50% TBA **	900,000	925,594
7.00% due 12/01/2029 to 04/01/2037	87,956	92,066
7.125% due 06/15/2010 to 01/15/2030	1,840,000	2,051,838
		103,129,893
Government National Mortgage
Association - 12.36%
4.00% due 09/15/2018	563,150	531,033
4.50% due 09/15/2018 to 05/20/2036	5,297,375	4,971,941
5.00% due 02/15/2018 to 06/15/2038	24,136,756	23,667,568
5.50% due 02/15/2029 to 07/15/2037	30,915,844	30,962,204
5.50% TBA **	19,552,000	19,382,038
6.00% due 11/15/2008 to 06/15/2038	26,005,699	26,496,080
6.00% TBA **	9,159,220	9,260,831
6.50% due 07/15/2009 to 03/15/2038	8,443,870	8,840,892
6.50% TBA **	4,880,035	5,026,055
7.00% due 04/15/2017 to 10/20/2036	2,417,106	2,541,312
9.25% due 10/15/2016 to 12/15/2019	4,550	5,038
9.50% due 08/15/2009 to 10/15/2009	1,029	1,056
9.75% due 07/15/2017 to 02/15/2021	4,137	4,682
10.25% due 05/15/2020 to 11/15/2020	4,497	5,217
11.75% due 08/15/2013	1,302	1,474
12.00% due 10/15/2010 to 01/15/2013	896	997
12.25% due 03/15/2014 to 07/20/2015	1,217	1,420
12.50% due 06/15/2010	2,046	2,180
12.75% due 12/20/2013 to 11/20/2014	969	1,136
		131,703,154
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $269,857,003)		$273,132,797

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS - 11.98%
Argentina - 0.10%
Republic of Argentina
7.00% due 10/03/2015		$1,005,000	$647,722
7.00% due 04/17/2017		265,000	185,500
7.875% due 04/11/2011		300,000	276,750
			1,109,972
Austria - 0.17%
Republic of Austria
5.50% due 01/15/2010	EUR	1,188,000	1,770,584
6.25% due 07/15/2027		49,000	85,472
			1,856,056
Belgium - 0.16%
Kingdom of Belgium
3.00% due 03/28/2010		540,000	777,330
4.25% due 09/28/2013		197,000	287,682
5.00% due 03/28/2035		447,000	672,690
			1,737,702
Brazil - 1.25%
Federative Republic of Brazil
6.00% due 01/17/2017		$330,000	337,425
6.00% due 05/15/2015	BRL	320,000	317,792
7.125% due 01/20/2037		$1,800,000	2,004,300
8.75% due 02/04/2025		475,000	593,750
8.875% due 10/14/2019		500,000	620,500
10.00% due 01/01/2012	BRL	2,450,000	1,376,649
10.00% due 01/01/2014		5,314,000	2,877,515
10.00% due 01/01/2010		2,337,000	1,379,412
10.00% due 01/01/2017		7,234,000	3,757,775
			13,265,118
Canada - 0.15%
Government of Canada
5.75% due 06/01/2033	CAD	465,000	554,037
Province of Ontario
5.00% due 03/08/2014		1,045,000	1,043,425
			1,597,462
Colombia - 0.07%
Republic of Colombia
7.375% due 01/27/2017		$200,000	220,000
7.375% due 09/18/2037		200,000	219,200
7.375% due 09/18/2037		250,000	274,375
12.00% due 10/22/2015	COP	40,000,000	21,945
			735,520
Denmark - 0.07%
Kingdom of Denmark
5.00% due 11/15/2013	DKK	3,277,000	663,322
7.00% due 11/10/2024		364,000	89,794
			753,116
Ecuador - 0.04%
Republic of Ecuador
10.00% due 08/15/2030		$425,000	376,125
Egypt - 0.01%
Republic of Egypt
zero coupon due 10/21/2008	EGP	625,000	114,360

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
France - 1.23%
Government of France
3.75% due 01/12/2012	EUR	1,145,000	$1,656,508
4.25% due 10/25/2017		5,475,000	7,978,927
4.75% due 10/25/2012		167,000	249,694
5.00% due 10/25/2016		300,000	460,360
5.50% due 04/25/2029		312,000	505,107
5.75% due 10/25/2032		1,345,000	2,261,050
			13,111,646
Gabon - 0.05%
Republic of Gabon
8.20% due 12/12/2017		$500,000	520,505
Germany - 0.66%
Federal Republic of Germany
3.75% due 01/04/2017	EUR	100,000	142,524
4.00% due 01/04/2037		943,000	1,257,564
4.25% due 07/04/2017		95,000	140,277
4.25% due 01/04/2014		320,000	473,376
4.50% due 01/04/2013		250,000	372,202
4.75% due 07/04/2028		114,000	170,058
4.75% due 07/04/2034		898,000	1,342,758
5.00% due 01/04/2012		1,075,000	1,620,338
5.25% due 01/04/2011		770,000	1,159,225
5.50% due 01/04/2031		185,000	302,757
			6,981,079
Ghana - 0.07%
Republic of Ghana
8.50% due 10/04/2017		$700,000	695,800
Greece - 0.10%
Republic of Greece
5.25% due 05/18/2012	EUR	720,000	1,079,704
Grenada - 0.01%
Government of Grenada
1 due 09/15/2025		$230,000	158,700
Hungary - 0.40%
Republic of Hungary
5.50% due 02/12/2014	HUF	198,710,000	1,089,396
6.75% due 02/24/2017		134,430,000	774,139
7.25% due 06/12/2012		397,510,000	2,356,765
			4,220,300
Indonesia - 0.20%
Republic of Indonesia
6.625% due 02/17/2037		$600,000	525,750
6.75% due 03/10/2014		100,000	100,750
6.875% due 03/09/2017		342,000	342,000
6.875% due 01/17/2018		600,000	603,252
7.75% due 01/17/2038		300,000	297,000
9.00% due 09/15/2018	IDR	1,720,000,000	153,948
10.00% due 07/15/2017		1,682,000,000	162,340
			2,185,040
Iraq - 0.15%
Republic of Iraq
5.80% due 01/15/2028		$2,250,000	1,650,825

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Ireland - 0.01%
Republic of Ireland
4.00% due 04/18/2010	EUR	96,000	$139,673
Italy - 0.78%
Republic of Italy
4.00% due 02/01/2037		1,370,000	1,684,644
4.25% due 08/01/2014		1,302,000	1,885,688
5.25% due 09/20/2016		$450,000	475,232
5.25% due 08/01/2017	EUR	1,130,000	1,729,647
5.50% due 11/01/2010		1,570,000	2,355,115
7.25% due 11/01/2026		75,000	139,087
			8,269,413
Jamaica - 0.07%
Government of Jamaica
9.00% due 06/02/2015		$215,000	225,212
10.625% due 06/20/2017		450,000	515,250
			740,462
Japan - 2.93%
Government of Japan
1.00% due 12/20/2012	JPY	188,500,000	1,736,746
1.00% due 06/10/2016		141,036,000	1,280,437
1.10% due 12/10/2016		330,585,500	3,011,343
1.10% due 09/10/2016		182,144,700	1,661,689
1.30% due 12/20/2013		682,450,000	6,370,255
1.30% due 03/20/2015		102,800,000	960,265
1.40% due 03/21/2011		31,400,000	293,115
1.40% due 03/20/2012		188,400,000	1,762,882
1.40% due 03/20/2018		135,650,000	1,248,601
1.40% due 03/10/2018		133,320,000	1,234,764
1.50% due 06/20/2012		461,750,000	4,338,286
1.70% due 09/20/2016		306,400,000	2,935,339
2.00% due 06/20/2022		55,200,000	521,274
2.00% due 12/20/2033		152,000,000	1,316,576
2.20% due 06/22/2020		32,050,000	312,477
2.30% due 06/20/2028		18,850,000	179,239
3.75% due 03/20/2025		223,700,000	2,047,334
			31,210,622
Lebanon - 0.02%
Government of Lebanon
8.50% due 08/06/2015		$250,000	249,850
Malaysia - 0.04%
Government of Malaysia
3.702% due 02/25/2013	MYR	805,000	233,518
3.70% due 05/15/2013		500,000	144,791
			378,309
Mexico - 1.15%
Government of Mexico
3.50% due 12/14/2017	MXN	3,542,549	335,246
5.625% due 01/15/2017		$270,000	272,565
5.625% due 01/15/2017		250,000	252,500
7.50% due 06/03/2027	MXN	7,000,000	616,394
7.75% due 12/14/2017		42,925,000	3,981,189
8.00% due 12/24/2008		5,350,000	519,529
8.00% due 12/17/2015		37,490,000	3,554,400
8.00% due 12/19/2013		9,350,000	891,731
8.125% due 12/30/2019		$65,000	77,935

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Mexico (continued)
Government of Mexico (continued)
9.00% due 12/20/2012	MXN	4,585,000	$455,069
9.00% due 12/24/2009		6,755,000	661,800
9.50% due 12/18/2014		3,190,000	325,988
10.00% due 11/20/2036		3,000,000	338,057
			12,282,403
Netherlands - 0.35%
Kingdom of Netherlands
4.50% due 07/15/2017	EUR	540,000	801,040
5.00% due 07/15/2011		1,783,000	2,673,323
5.50% due 01/15/2028		137,000	221,370
			3,695,733
Pakistan - 0.01%
Republic of pakistan
6.875% due 06/01/2017		$200,000	130,000
Panama - 0.01%
Republic of Panama
6.70% due 01/26/2036		135,000	137,903
Philippines - 0.06%
Republic of Philippines
7.75% due 01/14/2031		425,000	465,375
10.625% due 03/16/2025		155,000	210,994
			676,369
Poland - 0.05%
Republic of Poland
5.25% due 10/25/2017	PLN	397,000	165,140
6.25% due 10/24/2015		765,000	339,472
			504,612
Portugal - 0.02%
Republic of Portugal
5.15% due 06/15/2011	EUR	118,000	176,379
Russia - 0.15%
Government of Russia
7.50% due 03/31/2030		$1,398,700	1,561,495
Serbia - 0.13%
Republic of Serbia
3.75 due 11/01/2024		1,450,000	1,348,500
South Africa - 0.13%
Republic of South Africa
5.875% due 05/30/2022		300,000	280,875
6.50% due 06/02/2014		585,000	601,087
8.00% due 12/21/2018	ZAR	1,060,000	127,517
13.50% due 09/15/2015		2,650,000	420,086
			1,429,565
Spain - 0.07%
Kingdom of Spain
4.00% due 01/31/2010	EUR	46,000	67,151
5.75% due 07/30/2032		380,000	626,768
			693,919
Sri Lanka - 0.01%
Republic of Sri Lanka
8.25% due 10/24/2012		$100,000	91,348

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Sweden - 0.17%
Kingdom of Sweden
3.75% due 08/12/2017	SEK	1,660,000	$250,877
5.125% due 03/01/2017		$425,000	440,417
5.25% due 03/15/2011	SEK	6,805,000	1,077,605
			1,768,899
Turkey - 0.42%
Republic of Turkey
6.875% due 03/17/2036		$785,000	731,031
7.00% due 06/05/2020		378,000	377,528
7.375% due 02/05/2025		40,000	40,350
8.00% due 02/14/2034		250,000	264,375
8.00% due 02/14/2034		187,000	198,687
10.00% due 02/15/2012	TRY	825,000	682,857
14.00% due 01/19/2011		589,961	456,938
14.00% due 09/26/2012		1,095,000	820,372
16.00% due 03/07/2012		1,110,000	890,174
			4,462,312
United Kingdom - 0.43%
Government of United Kingdom
4.25% due 06/07/2032	GBP	2,040,000	3,550,164
4.75% due 06/07/2010		570,000	1,043,254
			4,593,418
Venezuela - 0.05%
Republic of Venezuela
7.00% due 03/31/2038		$850,000	579,530
Vietnam - 0.03%
Socialist Republic of Vietnam
6.875% due 01/15/2016		349,000	342,166
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $125,193,943)			$127,611,910
CORPORATE BONDS - 28.21%
Advertising - 0.14%
Lamar Media Corp.
6.625% due 08/15/2015		800,000	710,000
Lamar Media Corp., Series C
6.625% due 08/15/2015		225,000	199,406
R.H. Donnelley Corp.
8.875% due 10/15/2017		275,000	141,625
R.H. Donnelley Corp., Series A-2
6.875% due 01/15/2013		575,000	316,250
R.H. Donnelley Corp., Series A-3
8.875% due 01/15/2016		150,000	78,750
			1,446,031
Aerospace - 0.35%
BE Aerospace, Inc.
8.00% due 06/09/2014		250,000	251,250
8.50% due 07/01/2018		350,000	364,875
GenCorp, Inc.
9.50% due 08/15/2013		750,000	738,750
Lockheed Martin Corp.
4.121% due 03/14/2013		440,000	432,263
Northrop Grumman Corp.
7.125% due 02/15/2011		780,000	826,295

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Aerospace (continued)
Northrop Grumman Corp. (continued)
7.75% due 03/01/2016		$35,000	$39,481
Rolls-Royce Group PLC, EMTN
4.50% due 03/16/2011	EUR	53,000	76,336
TransDigm, Inc.
7.75% due 07/15/2014		$475,000	461,938
United Technologies Corp.
5.375% due 12/15/2017		110,000	110,533
5.40% due 05/01/2035		110,000	102,091
6.35% due 03/01/2011		345,000	364,214
			3,768,026
Agriculture - 0.07%
Bunge, Ltd.
4.375% due 12/15/2008		310,000	310,331
5.90% due 04/01/2017		460,000	407,493
			717,824
Air Travel - 0.04%
Air Jamaica, Ltd.
9.375% due 07/08/2015		75,000	77,074
Delta Air Lines, Inc.
6.821% due 08/10/2022		130,891	107,985
Greater Toronto Airports Authority, MTN
6.25% due 12/13/2012	CAD	47,000	47,747
6.47% due 02/02/2034		40,000	40,251
Southwest Airlines Company
6.50% due 03/01/2012		$160,000	159,888
			432,945
Aluminum - 0.03%
Novelis, Inc.
7.25% due 02/15/2015		325,000	301,438
Apparel & Textiles - 0.01%
Polo Ralph Lauren Corp.
4.50% due 10/04/2013	EUR	50,000	67,448
Auto Parts - 0.21%
Allison Transmission, Inc.
11.25% due 11/01/2015 (h)		$800,000	712,000
Commercial Vehicle Group, Inc.
8.00% due 07/01/2013		375,000	324,375
Goodyear Tire & Rubber Company
8.625% due 12/01/2011		463,000	476,890
TRW Automotive, Inc.
7.00% due 03/15/2014 (h)		250,000	220,000
7.25% due 03/15/2017 (h)		375,000	322,500
United Components, Inc.
9.375% due 06/15/2013		250,000	222,500
			2,278,265
Auto Services - 0.20%
ERAC USA Finance Company
5.60% due 05/01/2015 (h)		240,000	208,645
7.95% due 12/15/2009 (h)		115,000	117,108
Hertz Corp.
8.875% due 01/01/2014		650,000	608,562
10.50% due 01/01/2016		275,000	242,688
KAR Holdings, Inc.
6.8006% due 05/01/2014 (b)		250,000	207,500
10.00% due 05/01/2015		425,000	358,063

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Auto Services (continued)
United Rentals North America, Inc.
6.50% due 02/15/2012		$475,000	$423,938
			2,166,504
Automobiles - 0.10%
DaimlerChrysler N.A. Holding Corp., EMTN
4.375% due 03/21/2013	EUR	100,000	138,003
DaimlerChrysler N.A. Holding Corp., MTN
3.2413% due 08/03/2009 (b)		$655,000	651,864
DaimlerChrysler NA Holding Corp.
6.50% due 11/15/2013		190,000	188,760
Fiat Finance & Trade, Ltd.
6.625% due 02/15/2013	EUR	55,000	77,258
Fiat Finance North America, Inc., EMTN
5.625% due 06/12/2017		50,000	61,433
			1,117,318
Banking - 2.14%
American Express Centurion Bank
4.375% due 07/30/2009		$300,000	299,923
5.55% due 10/17/2012		100,000	95,462
ATF Bank
9.00% due 05/11/2016		150,000	143,836
Australia & New Zealand Banking Group, Ltd., EMTN
4.375% due 05/24/2012	EUR	95,000	133,962
4.45% due 02/05/2015 (b)		84,000	119,633
BAC Capital Trust VI
5.625% due 03/08/2035		$445,000	357,273
Banca Intesa SpA, EMTN
5.85% due 05/08/2014 (b)	EUR	67,000	98,140
Banca Monte dei Paschi di Siena SpA, EMTN
4.50% due 09/24/2015 (b)		75,000	106,360
4.875% due 05/31/2016		100,000	126,768
Banco Nacional de Desenvolvimento Economico e Social
6.369% due 06/16/2018		$270,000	272,497
Bank of America Corp.
4.375% due 12/01/2010		200,000	200,578
4.50% due 08/01/2010		150,000	150,918
5.65% due 05/01/2018		1,160,000	1,070,113
5.75% due 08/15/2016		210,000	194,589
Bank of America Corp., EMTN
4.00% due 03/28/2017 (b)	EUR	100,000	127,376
4.625% due 02/18/2014		110,000	153,087
5.25% due 11/09/2016	GBP	100,000	164,441
Bank of America Corp., MTN
4.75% due 05/23/2017 (b)	EUR	50,000	67,350
Bank of Ireland
6.45% due 02/10/2010		49,000	72,435
Bank of Montreal
5.20% due 06/21/2017 (b)	CAD	49,000	46,202
Bank of New York Mellon Corp., MTN
4.50% due 04/01/2013		$315,000	307,849
Bank One Corp.
5.25% due 01/30/2013		200,000	195,582
7.875% due 08/01/2010		310,000	326,087
Banque du Liban, EMTN
10.00% due 04/25/2015		300,000	320,250

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Banking (continued)
Barclays Bank PLC
7.40% due 12/15/2009		$300,000	$309,070
Barclays Bank PLC, EMTN
5.75% due 03/08/2011	EUR	86,000	126,003
BB&T Capital Trust II
6.75% due 06/07/2036		$180,000	148,411
BNP Paribas, EMTN
4.75% due 04/04/2011	EUR	100,000	144,210
Credit Agricole SA, EMTN
5.971% due 01/02/2018		150,000	226,809
Credit Agricole SA, Series TSDI
5 due 06/20/2049 (b)	GBP	125,000	184,883
Credit Suisse Group Finance Guernsey, Ltd.
6.375% due 06/07/2013	EUR	76,000	113,020
Danske Bank A/S, EMTN
6.00% due 03/20/2016 (b)		145,000	206,905
Deutsche Bank AG
5.125% due 01/31/2013		35,000	51,061
Deutsche Genossenschafts-Hypothekenbank AG,
EMTN
4.00% due 10/31/2016		1,850,000	2,595,927
DnB NOR Bank ASA, EMTN
4.75% due 03/28/2011		75,000	108,343
Eurohypo AG
4.50% due 01/21/2013 (h)		750,000	1,090,713
Fifth Third Bancorp
6.25% due 05/01/2013		$275,000	241,236
8.25% due 03/01/2038		150,000	112,875
Fortis Bank SA/NV, EMTN
5.757% due 10/04/2017	EUR	75,000	102,337
HBOS PLC
6.00% due 11/01/2033 (h)		$420,000	304,300
6.05% due 11/23/2049 (b)	EUR	70,000	90,435
HBOS PLC, EMTN
4.375% due 10/30/2019 (b)		59,000	71,285
HSBC Bank PLC, EMTN
4.25% due 03/18/2016 (b)		71,000	100,256
HSBC Bank USA, Inc.
4.625% due 04/01/2014		$100,000	94,111
HSBC Capital Funding LP
8.03% due 12/29/2049 (b)	EUR	25,000	36,657
HSBC Holdings PLC
3.625% due 06/29/2020 (b)		75,000	94,962
6.50% due 05/02/2036		$175,000	161,545
9.875% due 04/08/2018	GBP	120,000	245,570
HSBK Europe BV
7.75% due 05/13/2013		$140,000	126,938
Hypothekenbank in Essen AG
3.875% due 11/21/2013	EUR	718,000	1,014,262
3.875% due 11/21/2013		892,000	1,257,965
Independence Community Bank Corp.
3.75% due 04/01/2014 (b)		$15,000	11,028
ING Bank NV, EMTN
5.50% due 01/04/2012	EUR	71,000	104,348
Intesa Sanpaolo SpA, EMTN
4.375% due 06/26/2018 (b)		50,000	68,059
Intesabci Capital Trust
6.988% due 07/29/2049 (b)		55,000	79,627

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Banking (continued)
Islandsbanki HF
2.9506% due 10/15/2008 (b)(h)		$200,000	$199,529
KeyCorp, MTNG
4.70% due 05/21/2009		45,000	44,480
Kreditanstalt fuer Wiederaufbau
4.70% due 06/02/2037	CAD	430,000	393,377
Kreditanstalt fuer Wiederaufbau, EMTN
7.375% due 01/27/2010	NGN	50,000,000	417,109
8.50% due 01/18/2011		30,000,000	248,281
Kreditanstalt fuer Wiederaufbau, Series EXCH
5.50% due 12/07/2015	GBP	455,000	852,549
Landwirtschaftliche Rentenbank, Series 7
3.75% due 06/15/2009		$110,000	110,778
MPS Capital Trust I
7.99% due 12/29/2049 (b)	EUR	35,000	51,263
National Australia Bank, Ltd., EMTN
4.50% due 06/23/2016 (b)		100,000	138,108
NCNB Corp.
9.375% due 09/15/2009		$275,000	285,994
Nordea Bank Finland PLC, EMTN
5.75% due 03/26/2014 (b)	EUR	52,000	76,098
Northern Trust Company, BKNT
4.60% due 02/01/2013		$120,000	117,838
Northern Trust Corp
5.50% due 08/15/2013		215,000	218,736
Northern Trust Corp.
5.30% due 08/29/2011		144,000	147,229
PNC Funding Corp.
5.625% due 02/01/2017		195,000	181,439
7.50% due 11/01/2009		265,000	272,359
Rabobank Nederland, EMTN
3.125% due 07/19/2010	EUR	75,000	107,248
4.25% due 01/16/2017		100,000	139,081
Royal Bank of Canada
5.00% due 01/20/2014	CAD	99,000	93,322
Royal Bank of Scotland PLC, EMTN
6.00% due 05/10/2013	EUR	40,000	58,817
6 due 06/29/2049 (b)	GBP	104,000	170,501
Sanpaolo IMI SpA, EMTN
3.75% due 06/09/2015 (b)	EUR	64,000	90,274
Santander Issuances SA, EMTN
4.75% due 05/29/2019 (b)		100,000	134,476
Shinsei Bank, Ltd.
3.75% due 02/23/2016 (b)		80,000	99,120
Standard Chartered Bank, EMTN
3.625% due 02/03/2017 (b)		210,000	278,426
Sumitomo Mitsui Banking Corp.
4.375% due 07/29/2049 (b)		100,000	115,355
5.625% due 07/29/2049 (b)(h)		$200,000	172,506
SunTrust Banks, Inc.
7.75% due 05/01/2010		250,000	259,286
Svenska Handelsbanken, EMTN
6.125% due 03/29/2049 (b)	GBP	49,000	88,462
Toronto-Dominion Bank, EMTN
4.875% due 01/23/2013	EUR	100,000	143,180
Toronto-Dominion Bank, MTN
5.69% due 06/03/2018 (b)	CAD	119,000	114,184
UniCredito Italiano SpA, EMTN
5.75% due 09/26/2017	EUR	95,000	139,238

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Banking (continued)
UniCredito Italiano SpA, EMTN (continued)
6.10% due 02/28/2012	EUR	90,000	$134,082
US Bancorp, MTN, Series P
4.50% due 07/29/2010		$190,000	193,432
US Bank NA, BKNT
6.375% due 08/01/2011		400,000	419,836
VTB Capital SA
6.875% due 05/29/2018		150,000	140,175
Wachovia Corp.
4.375% due 08/01/2016	EUR	50,000	58,610
4.375% due 08/01/2016		50,000	58,665
5.75% due 02/01/2018		$245,000	207,800
Wachovia Corp., MTN
5.50% due 05/01/2013		580,000	532,538
Westpac Banking Corp., EMTN
4.875% due 09/28/2012	EUR	75,000	105,705
World Savings Bank FSB, BKNT
4.125% due 12/15/2009		$195,000	190,458
			22,773,806
Biotechnology - 0.06%
Biogen Idec, Inc.
6.00% due 03/01/2013		400,000	397,365
Genentech, Inc.
4.40% due 07/15/2010		125,000	126,940
4.75% due 07/15/2015		160,000	154,335
			678,640
Broadcasting - 0.76%
Allbritton Communications Company
7.75% due 12/15/2012		800,000	716,000
Barrington Broadcasting Group LLC
10.50% due 08/15/2014		200,000	169,000
Bonten Media Acquisition Company
9.00% due 06/01/2015 (h)		175,000	127,750
British Sky Broadcasting Group PLC
6.10% due 02/15/2018		445,000	430,612
BSKYB Finance UK PLC
5.75% due 10/20/2017	GBP	115,000	190,782
Canadian Satellite Radio Holdings, Inc.
12.75% due 02/15/2014		$250,000	210,625
CanWest Media, Inc.
8.00% due 09/15/2012		400,000	343,500
Clear Channel Communications, Inc.
4.25% due 05/15/2009		125,000	120,469
4.50% due 01/15/2010		50,000	46,000
6.25% due 03/15/2011		1,325,000	1,050,062
6.326% due 11/13/2015		750,000	625,313
7.65% due 09/15/2010		350,000	334,250
News America, Inc.
6.15% due 03/01/2037		685,000	619,745
6.20% due 12/15/2034		190,000	172,664
6.40% due 12/15/2035		380,000	351,624
7.375% due 10/17/2008		125,000	125,587
Time Warner Cable, Inc.
5.40% due 07/02/2012		805,000	798,854
7.30% due 07/01/2038		1,145,000	1,150,527

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Broadcasting (continued)
XM Satellite Radio Holdings, Inc.
13.00% due 08/01/2013		$600,000	$528,000
			8,111,364
Building Materials & Construction - 0.36%
Associated Materials, Inc.
zero coupon, Step up to 11.25% on
03/01/2009 due 03/01/2014		250,000	167,500
Cemex Finance Europe BV
4.75% due 03/05/2014	EUR	50,000	60,184
Columbus McKinnon Corp.
8.875% due 11/01/2013		$575,000	592,250
CRH America, Inc.
5.30% due 10/15/2013		140,000	129,526
6.00% due 09/30/2016		240,000	214,330
6.40% due 10/15/2033		65,000	50,974
Esco Corp.
6.6512% due 12/15/2013 (b)(h)		175,000	164,500
8.625% due 12/15/2013 (h)		600,000	603,000
HeidelbergCement Finance BV, EMTN
6.375% due 01/25/2012	EUR	60,000	85,262
K Hovnanian Enterprises, Inc.
11.50% due 05/01/2013 (h)		$400,000	408,500
Lafarge SA
6.15% due 07/15/2011		140,000	138,467
Linde Finance BV
6.50% due 01/29/2016	GBP	65,000	119,035
Linde Finance BV, EMTN
4.75% due 04/24/2017	EUR	100,000	138,905
Obrascon Huarte Lain SA
5.00% due 05/18/2012		100,000	124,395
Owens Corning, Inc.
6.50% due 12/01/2016		$120,000	109,066
Texas Industries, Inc.
7.25% due 07/15/2013		525,000	490,875
7.25% due 07/15/2013		125,000	117,813
US Concrete, Inc.
8.375% due 04/01/2014		200,000	166,000
			3,880,582
Business Services - 0.49%
Affinity Group, Inc.
9.00% due 02/15/2012		100,000	89,000
10.875% due 02/15/2012		123,587	108,139
Deluxe Corp.
7.375% due 06/01/2015		600,000	520,500
Dun & Bradstreet Corp.
5.50% due 03/15/2011		120,000	121,489
First Data Corp.
9.875% due 09/24/2015 (h)		1,025,000	884,062
FTI Consulting, Inc.
7.625% due 06/15/2013		375,000	389,062
7.75% due 10/01/2016		250,000	259,375
Manpower, Inc., EMTN
4.75% due 06/14/2013	EUR	50,000	67,990
Mobile Services Group, Inc.
9.75% due 08/01/2014		$525,000	498,750
Nebraska Book Company, Inc.
8.625% due 03/15/2012		700,000	572,250

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Business Services (continued)
Sungard Data Systems, Inc.
9.125% due 08/15/2013		$948,000	$962,220
Thomson Reuters Corp.
5.20% due 12/01/2014	CAD	40,000	37,592
5.95% due 07/15/2013		$390,000	395,347
6.50% due 07/15/2018		340,000	344,308
			5,250,084
Cable & Television - 1.04%
AT&T Broadband Corp.
8.375% due 03/15/2013		409,000	451,757
Comcast Cable Communications, Inc.
6.75% due 01/30/2011		225,000	233,435
Comcast Corp.
5.70% due 05/15/2018		340,000	323,105
5.85% due 01/15/2010		100,000	101,638
COX Communications, Inc.
6.25% due 06/01/2018		445,000	443,030
7.125% due 10/01/2012		171,000	179,613
CSC Holdings, Inc.
7.625% due 07/15/2018		75,000	69,750
8.125% due 07/15/2009		500,000	476,250
CSC Holdings, Inc., Series B
7.625% due 04/01/2011		200,000	201,000
8.125% due 07/15/2009		300,000	304,125
DirecTV Holdings LLC
7.625% due 05/15/2016		425,000	423,938
8.375% due 03/15/2013		500,000	517,500
EchoStar DBS Corp.
5.75% due 10/01/2008		15,000	15,000
6.375% due 10/01/2011		350,000	342,125
6.625% due 10/01/2014		250,000	230,000
7.00% due 10/01/2013		150,000	142,500
7.75% due 05/31/2015		675,000	644,625
Grupo Televisa SA
6.00% due 05/15/2018		150,000	146,712
Historic TW, Inc.
6.875% due 06/15/2018		385,000	375,896
ITV PLC, EMTN
4.75% due 10/03/2011	EUR	60,000	81,143
Kabel Deutschland GmbH
10.625% due 07/01/2014		$375,000	385,313
Mediacom Broadband LLC
8.50% due 10/15/2015		525,000	479,063
Rainbow National Services LLC
8.75% due 09/01/2012 (h)		100,000	102,000
Rogers Cable, Inc.
5.50% due 03/15/2014		160,000	156,542
6.25% due 06/15/2013		335,000	340,872
Shaw Communications, Inc.
8.25% due 04/11/2010		125,000	128,281
Sinclair Broadcast Group, Inc.
8.00% due 03/15/2012		1,100,000	1,075,250
Superior Essex Communications &
Essex Group, Inc.
9.00% due 04/15/2012		250,000	261,250
Time Warner Entertainment Company LP
7.25% due 09/01/2008		305,000	305,000

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Cable & Television (continued)
Time Warner, Inc.
5.50% due 11/15/2011		$275,000	$272,031
Univision Communications, Inc.
7.85% due 07/15/2011		100,000	89,500
9.75% due 03/15/2015 (h)		1,000,000	715,000
Viacom, Inc.
5.75% due 04/30/2011		95,000	94,251
6.125% due 10/05/2017		145,000	136,434
6.25% due 04/30/2016		295,000	280,952
Videotron Ltee.
6.375% due 12/15/2015		125,000	116,719
6.875% due 01/15/2014		390,000	378,788
9.125% due 04/15/2018 (h)		25,000	26,281
			11,046,669
Cellular Communications - 0.59%
Alamosa Delaware, Inc.
8.50% due 01/31/2012		375,000	390,938
America Movil SAB de CV
5.625% due 11/15/2017		375,000	363,486
6.375% due 03/01/2035		440,000	422,482
8.46% due 12/18/2036	MXN	1,000,000	86,152
American Tower Corp.
7.125% due 10/15/2012		$60,000	61,200
7.50% due 05/01/2012		50,000	51,000
AT&T Wireless Services, Inc.
7.875% due 03/01/2011		455,000	486,695
Centennial Communications Corp.
8.5413% due 01/01/2013 (b)		100,000	99,500
10.00% due 01/01/2013		600,000	624,000
Cricket Communications, Inc.
9.375% due 11/01/2014		975,000	966,469
MetroPCS Wireless, Inc.
9.25% due 11/01/2014		1,125,000	1,115,156
Rogers Communications, Inc.
6.80% due 08/15/2018		375,000	380,279
7.50% due 03/15/2015		140,000	149,000
Rogers Wireless, Inc.
6.375% due 03/01/2014		400,000	405,734
7.625% due 12/15/2011	CAD	35,000	35,343
Telefonaktiebolaget LM Ericsson, EMTN
5.375% due 06/27/2017	EUR	80,000	103,811
VIP Finance Ireland, Ltd.
8.375% due 04/30/2013		$130,000	129,402
9.125% due 04/30/2018		100,000	99,360
Vodafone Group PLC
5.625% due 02/27/2017		275,000	265,671
			6,235,678
Chemicals - 0.21%
Bayer AG, EMTN
5.625% due 05/23/2018	GBP	100,000	173,127
E.I. Du Pont de Nemours & Company
5.60% due 12/15/2036		$285,000	256,367
Koppers Holdings, Inc.
0 due 11/15/2014		650,000	578,500
Koppers, Inc.
9.875% due 10/15/2013		100,000	105,000
Lubrizol Corp.
4.625% due 10/01/2009		310,000	309,693

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Chemicals (continued)
Lubrizol Corp. (continued)
5.875% due 12/01/2008		$195,000	$195,727
Nalco Company
7.75% due 11/15/2011		300,000	303,750
Terra Capital, Inc., Series B
7.00% due 02/01/2017		325,000	316,063
			2,238,227
Coal - 0.13%
Foundation PA Coal Company
7.25% due 08/01/2014		475,000	476,188
International Coal Group, Inc.
10.25% due 07/15/2014		475,000	482,125
Peabody Energy Corp.
7.375% due 11/01/2016		375,000	386,250
			1,344,563
Commercial Services - 0.11%
Aramark Corp.
5.00% due 06/01/2012		400,000	358,000
6.3006% due 02/01/2015 (b)		225,000	209,250
Mac-Gray Corp.
7.625% due 08/15/2015		525,000	500,063
Rentokil Initial PLC, EMTN
4.625% due 03/27/2014	EUR	50,000	60,126
			1,127,439
Computers & Business Equipment - 0.16%
Cisco Systems, Inc.
5.25% due 02/22/2011		$170,000	175,594
Hewlett-Packard Company
5.25% due 03/01/2012		250,000	259,075
Seagate Technology HDD Holdings
6.375% due 10/01/2011		250,000	246,563
Unisys Corp.
12.50% due 01/15/2016		225,000	223,875
Xerox Corp.
5.50% due 05/15/2012		40,000	39,730
5.65% due 05/15/2013		370,000	366,634
6.35% due 05/15/2018		455,000	440,138
			1,751,609
Construction & Mining Equipment - 0.01%
Terex Corp.
7.375% due 01/15/2014		100,000	98,500
Containers & Glass - 0.27%
Ball Corp.
6.625% due 03/15/2018		575,000	563,500
BWAY Corp.
10.00% due 10/15/2010		500,000	497,500
Clondalkin Acquisition BV
4.7762% due 12/15/2013 (b)(h)		275,000	228,250
Owens-Brockway Glass Container, Inc.
6.75% due 12/01/2014		500,000	496,250
8.25% due 05/15/2013		275,000	283,250
Silgan Holdings, Inc.
6.75% due 11/15/2013		375,000	352,500
Smurfit-Stone Container Enterprises, Inc.
8.375% due 07/01/2012		300,000	263,250

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Containers & Glass (continued)
Stone Container Finance
7.375% due 07/15/2014		$75,000	$60,375
Vitro SA de CV
8.625% due 02/01/2012		200,000	176,700
			2,921,575
Crude Petroleum & Natural Gas - 1.32%
Amerada Hess Corp.
7.375% due 10/01/2009		75,000	77,444
AmeriGas Partners LP
7.125% due 05/20/2016		25,000	23,250
7.25% due 05/20/2015		825,000	781,687
Atlantic Richfield Corp.
9.125% due 03/01/2011		105,000	118,011
Canadian Natural Resources, Ltd.
5.15% due 02/01/2013		255,000	253,778
6.25% due 03/15/2038		210,000	193,422
6.45% due 06/30/2033		75,000	71,709
Canadian Natural Resources, Ltd., MTN
4.50% due 01/23/2013	CAD	45,000	41,609
Chesapeake Energy Corp.
6.375% due 06/15/2015		$25,000	23,250
6.50% due 08/15/2017		1,305,000	1,213,650
6.875% due 01/15/2016		25,000	24,000
6.875% due 11/15/2020		350,000	322,875
Compton Petroleum Finance Corp.
7.625% due 12/01/2013		600,000	563,250
Connacher Oil and Gas, Ltd.
10.25% due 12/15/2015		600,000	619,500
Denbury Resources, Inc.
7.50% due 04/01/2013		225,000	221,906
7.50% due 12/15/2015		275,000	268,469
EnCana Corp.
4.60% due 08/15/2009		245,000	245,444
5.90% due 12/01/2017		365,000	358,247
6.50% due 08/15/2034		255,000	243,396
EnCana Corp., MTN
5.80% due 01/18/2018	CAD	30,000	28,848
Encore Acquisition Company
7.25% due 12/01/2017		$525,000	477,750
Energy Partners, Ltd.
9.75% due 04/15/2014		250,000	221,875
Hess Corp.
6.65% due 08/15/2011		325,000	341,342
7.875% due 10/01/2029		368,000	413,269
Hilcorp Energy I LP
7.75% due 11/01/2015 (h)		650,000	588,250
OPTI Canada, Inc.
7.875% due 12/15/2014		540,000	533,925
8.25% due 12/15/2014		1,150,000	1,148,562
Petrobras International Finance Company
5.875% due 03/01/2018		390,000	380,624
PetroHawk Energy Corp.
7.875% due 06/01/2015 (h)		150,000	139,875
9.125% due 07/15/2013		650,000	646,750
Plains Exploration & Production Company
7.75% due 06/15/2015		175,000	166,687
Quicksilver Resources, Inc.
7.75% due 08/26/2013		750,000	743,753

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Crude Petroleum & Natural Gas
(continued)
Quicksilver Resources, Inc. (continued)
8.25% due 08/01/2015		$625,000	$604,688
SandRidge Energy, Inc.
6.4163% due 04/01/2014 (b)		500,000	468,911
SandRidge Energy, Inc., PIK
8.625% due 04/01/2015 (h)		1,000,000	965,000
Southern Natural Gas Company
5.90% due 04/01/2017 (h)		99,000	93,804
Southwestern Energy Company
7.50% due 02/01/2018 (h)		400,000	409,000
			14,037,810
Domestic Oil - 0.48%
ConocoPhillips Company
5.30% due 04/15/2012		415,000	427,694
Devon Financing Corp., ULC
6.875% due 09/30/2011		430,000	456,811
7.875% due 09/30/2031		375,000	432,694
Diamond Offshore Drilling, Inc.
4.875% due 07/01/2015		240,000	229,999
5.15% due 09/01/2014		395,000	390,974
EOG Resources, Inc.
5.875% due 09/15/2017		185,000	185,780
Forest Oil Corp.
7.25% due 06/15/2019		675,000	621,000
8.00% due 12/15/2011		400,000	409,000
Marathon Oil Corp.
5.90% due 03/15/2018		395,000	380,787
6.00% due 10/01/2017		220,000	217,568
6.60% due 10/01/2037		80,000	74,454
Range Resources Corp.
6.375% due 03/15/2015		650,000	611,000
7.25% due 05/01/2018		100,000	97,000
7.375% due 07/15/2013		75,000	74,250
7.50% due 10/01/2017		450,000	443,813
Valero Energy Corp.
3.50% due 04/01/2009		100,000	99,812
			5,152,636
Drugs & Health Care - 0.03%
AstraZeneca PLC, EMTN
5.125% due 01/15/2015	EUR	50,000	73,539
Wyeth
5.95% due 04/01/2037		$205,000	196,844
			270,383
Educational Services - 0.04%
Education Management Corp.
8.75% due 06/01/2014		500,000	455,625
Electrical Equipment - 0.06%
General Cable Corp.
5.1662% due 04/01/2015 (b)		200,000	173,000
7.125% due 04/01/2017		375,000	356,250
Schneider Electric SA, EMTN
4.50% due 01/17/2014	EUR	50,000	67,862
			597,112

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Electrical Utilities - 1.44%
AES Corp.
7.75% due 03/01/2014		$50,000	$49,750
8.875% due 02/15/2011		275,000	286,000
9.375% due 09/15/2010		100,000	105,000
Alabama Power Company
3.0006% due 08/25/2009 (b)		120,000	119,816
Alabama Power Company, Series 07-D
4.85% due 12/15/2012		100,000	101,257
Appalachian Power Company
6.375% due 04/01/2036		170,000	157,709
Appalachian Power Company, Series O
5.65% due 08/15/2012		325,000	324,171
Baltimore Gas & Electric Company
5.90% due 10/01/2016		285,000	274,993
Black Hills Corp.
6.50% due 05/15/2013		235,000	233,052
CenterPoint Energy Transition Bond Company,
LLC, Series A-2
4.97% due 08/01/2014		175,000	178,370
CenterPoint Energy, Inc., Series B
7.25% due 09/01/2010		205,000	210,855
CMS Energy Corp.
8.50% due 04/15/2011		50,000	52,581
Consolidated Edison Company of New York, Inc.
6.75% due 04/01/2038		170,000	176,272
Consumers Energy Company
5.80% due 09/15/2035		100,000	89,764
E.ON International Finance BV, EMTN
5.125% due 10/02/2012	EUR	50,000	73,308
5.50% due 10/02/2017		70,000	103,682
Edison SpA, EMTN
5.125% due 12/10/2010		45,000	65,632
El Paso Electric Company
6.00% due 05/15/2035		$245,000	211,138
Elia System Operator SA
4.75% due 05/13/2014	EUR	68,000	97,732
Energy Future Holdings Corp.
10.875% due 11/01/2017 (h)		$1,350,000	1,382,062
11.25% due 11/01/2017 (h)		2,225,000	2,197,187
Entergy Louisiana LLC
5.83% due 11/01/2010		35,000	34,843
Florida Power Corp.
6.35% due 09/15/2037		220,000	222,392
Hydro One, Inc.
7.15% due 06/03/2010	CAD	69,000	68,793
Illinois Power Company
6.125% due 11/15/2017		$120,000	114,640
Jersey Central Power & Light Company
5.65% due 06/01/2017		405,000	387,100
Mirant Americas Generation LLC
8.30% due 05/01/2011		450,000	459,000
Monongahela Power Company
5.70% due 03/15/2017 (h)		265,000	259,504
National Grid PLC, EMTN
5.00% due 07/02/2018	EUR	22,000	30,340
National Power Corp.
6.875% due 11/02/2016		$100,000	97,234
7.0606% due 08/23/2011 (b)(h)		200,000	207,500

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Electrical Utilities (continued)
Nevada Power Company
5.875% due 01/15/2015		$45,000	$44,553
Nevada Power Company, Series R
6.75% due 07/01/2037		245,000	241,360
Northeast Utilities
5.65% due 06/01/2013		600,000	601,868
Northern States Power
5.25% due 03/01/2018		115,000	113,614
Orion Power Holdings, Inc.
12.00% due 05/01/2010		525,000	567,000
Pacific Gas & Electric Company
3.60% due 03/01/2009		362,000	362,327
4.80% due 03/01/2014		235,000	230,404
6.35% due 02/15/2038		110,000	109,733
PPL Capital Funding, Inc.
4.33% due 03/01/2009		85,000	85,003
Reliant Energy, Inc.
6.75% due 12/15/2014		600,000	604,500
Scottish Power UK PLC
8.375% due 02/20/2017	GBP	39,000	81,854
Sierra Pacific Resources
7.803% due 06/15/2012		$125,000	129,023
8.625% due 03/15/2014		250,000	261,475
Southern California Edison Company
4.65% due 04/01/2015		275,000	268,690
Southern California Edison Company, Series 08-A
5.95% due 02/01/2038		65,000	64,478
Southern Company, Series A
5.30% due 01/15/2012		95,000	97,725
Tampa Electric Company
6.15% due 05/15/2037		230,000	208,064
Taqa Abu Dhabi National Energy Company
5.62% due 10/25/2012 (h)		820,000	805,069
6.60% due 08/01/2013 (h)		275,000	279,087
Texas Competitive Electric Holdings Company
LLC, PIK
10.50% due 11/01/2016 (h)		325,000	311,188
Union Electric Company
5.40% due 02/01/2016		285,000	267,352
Vattenfall Treasury AB, EMTN
6.00% due 04/03/2009	EUR	35,000	51,582
Virginia Electric and Power Company
4.50% due 12/15/2010		$230,000	232,410
5.10% due 11/30/2012		210,000	211,000
Virginia Electric and Power Company, Series A
6.00% due 05/15/2037		300,000	283,616
West Penn Power Company
5.95% due 12/15/2017 (h)		220,000	218,216
Westar Energy, Inc.
5.10% due 07/15/2020		185,000	168,592
Xcel Energy, Inc.
7.00% due 12/01/2010		30,000	31,279
			15,302,739
Electronics - 0.11%
Avnet, Inc.
5.875% due 03/15/2014		260,000	251,488
Celestica, Inc.
7.875% due 07/01/2011		425,000	426,062

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Electronics (continued)
Flextronics International, Ltd.
6.50% due 05/15/2013		$325,000	$307,125
Sanmina-SCI Corp.
5.5262% due 06/15/2010 (b)(h)		194,000	192,060
			1,176,735
Energy - 0.86%
Baker Hughes, Inc.
6.00% due 02/15/2009		280,000	283,421
Cimarex Energy Company
7.125% due 05/01/2017		100,000	97,500
Copano Energy LLC
8.125% due 03/01/2016		575,000	557,750
Dynegy Holdings, Inc.
7.75% due 06/01/2019		1,000,000	922,500
Encore Acquisition Company
6.25% due 04/15/2014		275,000	246,125
Enterprise Products Operating LP
4.95% due 06/01/2010		490,000	489,387
6.30% due 09/15/2017		215,000	214,555
Ferrellgas Partners LP
8.75% due 06/15/2012		750,000	697,500
Mirant North America LLC
7.375% due 12/31/2013		775,000	769,187
Niagara Mohawk Power Corp., Series G
7.75% due 10/01/2008		50,000	50,141
Northwest Pipeline Corp.
5.95% due 04/15/2017		65,000	63,652
NRG Energy, Inc.
7.25% due 02/01/2014		400,000	394,500
7.375% due 02/01/2016		1,605,000	1,584,937
Plains Exploration & Production Company
7.00% due 03/15/2017		650,000	585,000
7.625% due 06/01/2018		175,000	164,938
Progress Energy, Inc.
5.625% due 01/15/2016		400,000	399,040
Reliant Energy, Inc.
7.625% due 06/15/2014		575,000	556,313
7.875% due 12/31/2017		275,000	265,375
Sempra Energy
7.95% due 03/01/2010		250,000	262,633
Valero Energy Corp.
6.125% due 06/15/2017		510,000	483,340
Venoco, Inc.
8.75% due 12/15/2011		100,000	95,000
			9,182,794
Financial Services - 4.55%
AAC Group Holding Corp.
10.25 due 10/01/2012 (h)		125,000	118,750
AGFC Capital Trust I
6.00% due 01/15/2067 (b)(h)		200,000	134,842
American Express Credit Corp., EMTN
3.625% due 10/13/2009	EUR	55,000	78,122
American Express Credit Corp., MTN
5.875% due 05/02/2013		$380,000	365,391
American Express Credit Corp., Series C
7.30% due 08/20/2013		190,000	193,010
American General Finance Corp., MTNI
5.40% due 12/01/2015		250,000	183,904

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financial Services (continued)
American Honda Finance Corp.
4.50% due 05/26/2009 (h)		$365,000	$366,959
Arch Western Finance LLC
6.75% due 07/01/2013		425,000	423,937
Bank Nederlandse Gemeenten, EMTN
4.625% due 09/13/2012	EUR	925,000	1,357,268
BAT International Finance PLC, EMTN
5.375% due 06/29/2017		80,000	110,600
BHP Billiton Finance, Ltd.
5.40% due 03/29/2017		$170,000	162,588
Boeing Capital Corp., Ltd.
7.375% due 09/27/2010		355,000	380,710
Capital One Capital IV
6.745% due 02/17/2037 (b)		425,000	293,064
Caterpillar Financial Services Corp.
4.50% due 06/15/2009		125,000	125,991
Caterpillar Financial Services Corp., MTN
4.25% due 02/08/2013		220,000	217,248
5.85% due 09/01/2017		165,000	170,099
Caterpillar Financial Services Corp., Series F
4.50% due 09/01/2008		140,000	140,000
CenterCredit International BV
8.625% due 01/30/2014		440,000	385,000
CIT Group, Inc.
3.875% due 11/03/2008		280,000	277,646
7.625% due 11/30/2012		156,000	132,420
CIT Group, Inc., MTN, Series G
4.25% due 09/22/2011	EUR	50,000	53,469
Citigroup, Inc.
3.625% due 02/09/2009		$130,000	129,781
3.875% due 05/21/2010	EUR	75,000	106,558
4.75% due 02/10/2019 (b)		80,000	101,324
5.00% due 09/15/2014		$670,000	599,513
5.125% due 02/14/2011		220,000	217,261
5.50% due 08/27/2012		220,000	213,011
5.50% due 04/11/2013		615,000	593,092
5.85% due 07/02/2013		545,000	532,218
6.125% due 05/15/2018		645,000	603,044
6.50% due 08/19/2013		500,000	500,545
Citigroup, Inc., EMTN
3.50% due 08/05/2015	EUR	110,000	137,916
6.40% due 03/27/2013		60,000	87,497
Countrywide Financial Corp.
4.50% due 06/15/2010		$135,000	127,190
Countrywide Home Loans, Inc., MTN
4.125% due 09/15/2009		540,000	517,191
Credit Suisse First Boston USA, Inc.
4.875% due 08/15/2010		400,000	403,872
Credit Suisse USA, Inc.
5.50% due 08/16/2011		170,000	172,513
Credit Suisse/London, EMTN
4.75% due 09/24/2010	EUR	85,000	123,170
5.125% due 09/18/2017		75,000	106,380
E*Trade Financial Corp.
8.00% due 06/15/2011		$175,000	158,375
12.50% due 11/30/2017		1,000,000	1,070,000
12.50% due 11/30/2017		100,000	107,000
ERP Operating LP
3.85% due 08/15/2026		15,000	14,212

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financial Services (continued)
Ford Motor Credit Company
5.70% due 01/15/2010		$100,000	$87,252
7.2406% due 04/15/2012 (b)		2,575,000	2,462,424
7.375% due 10/28/2009		225,000	209,120
Fund American Companies, Inc.
5.875% due 05/15/2013		205,000	192,265
GATX Financial Corp.
5.50% due 02/15/2012		275,000	276,498
GE Capital Canada Funding Company, MTN
4.65% due 02/11/2015	CAD	134,000	122,855
GE Capital European Funding, EMTN
3.50% due 02/14/2013	EUR	160,000	220,215
GE Capital UK Funding, EMTN
5.625% due 12/12/2014	GBP	145,000	259,570
General Electric Capital Corp.
4.625% due 09/15/2066 (b)	EUR	135,000	161,551
4.80% due 05/01/2013		$835,000	825,653
5.625% due 05/01/2018		780,000	758,332
5.875% due 01/14/2038		425,000	382,685
General Electric Capital Corp., MTN
5.25% due 10/19/2012		400,000	404,947
General Motors Acceptance Corp.
6.875% due 08/28/2012		1,175,000	689,308
GIE Suez Alliance, EMTN
5.125% due 06/24/2015	EUR	82,000	120,777
Goldman Sachs Group, Inc.
3.75% due 02/04/2013		75,000	98,642
5.125% due 10/16/2014		100,000	136,593
6.15% due 04/01/2018		$735,000	703,077
6.345% due 02/15/2034		239,000	198,613
6.60% due 01/15/2012		150,000	155,225
6.75% due 10/01/2037		335,000	294,751
6.875% due 01/15/2011		635,000	658,926
Goldman Sachs Group, Inc., GMTN
4.50% due 01/30/2017	EUR	100,000	127,689
GTB Finance BV
8.50% due 01/29/2012		$475,000	446,500
Hartford Financial Services Group, Inc.
5.25% due 10/15/2011		260,000	257,376
5.375% due 03/15/2017		255,000	237,749
Hawker Beechcraft Acquisition Company LLC
8.50% due 04/01/2015		700,000	705,250
8.875% due 04/01/2015		225,000	224,437
9.75% due 04/01/2017		175,000	171,500
HBOS PLC
5.92% due 09/29/2049 (b)(h)		400,000	258,923
HSBC Finance Corp.
4.125% due 11/16/2009		150,000	149,563
Icahn Enterprises LP
7.125% due 02/15/2013		600,000	524,250
International Lease Finance Corp., EMTN
4.125% due 10/09/2008	EUR	70,000	102,296
International Lease Finance Corp., MTN
5.30% due 05/01/2012		$375,000	327,027
5.45% due 03/24/2011		500,000	454,999
6.625% due 11/15/2013		610,000	543,071
iPayment Investors LP
11.625% due 07/15/2014 (b)(h)		416,697	420,864

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financial Services (continued)
iPayment, Inc.
9.75% due 05/15/2014		$400,000	$335,000
Jefferies Group, Inc.
5.875% due 06/08/2014		176,000	164,026
6.25% due 01/15/2036		260,000	187,261
John Deere Capital Corp., MTN
4.95% due 12/17/2012		980,000	990,553
5.50% due 04/13/2017		130,000	128,526
JP Morgan Chase & Company
4.75% due 05/01/2013		485,000	467,558
6.00% due 01/15/2018		775,000	750,496
6.25% due 01/15/2009		315,000	316,936
6.3643% due 06/20/2011 (b)	RUB	2,000,000	81,678
6.40% due 05/15/2038		$380,000	352,943
JP Morgan Chase & Company, EMTN
4.25% due 06/09/2011	EUR	39,000	55,383
4.375% due 11/12/2019 (b)		150,000	192,279
4.375% due 01/30/2014		50,000	68,182
JP Morgan Chase Capital XVIII, Series R
6.95% due 08/17/2036		$115,000	100,800
JP Morgan Chase Capital XXII, Series V
6.45% due 02/02/2037		245,000	199,897
JSG Funding PLC
7.75% due 04/01/2015		450,000	396,000
Lehman Brothers Holdings, Inc.
6.50% due 07/19/2017		915,000	809,969
7.50% due 05/11/2038		495,000	438,366
Lehman Brothers Holdings, Inc., EMTN
4.625% due 03/14/2019 (b)	EUR	150,000	151,728
5.375% due 10/17/2012		50,000	63,231
Lehman Brothers Holdings, Inc., MTN
5.25% due 02/06/2012		$345,000	323,350
6.875% due 05/02/2018		750,000	698,269
Lehman Brothers Holdings, Inc., MTN, Series G
3.95% due 11/10/2009		325,000	313,472
Local TV Finance LLC
9.25% due 06/15/2015 (h)		200,000	148,000
Mangrove Bay Pass Through Trust
6.102% due 07/15/2033 (b)(h)		200,000	101,822
Mellon Funding Corp.
6.375% due 11/08/2011	GBP	145,000	265,059
Merrill Lynch & Company, Inc.
5.45% due 02/05/2013		$570,000	531,601
7.75% due 05/14/2038		410,000	368,045
Merrill Lynch & Company, Inc., EMTN
4.625% due 10/02/2013	EUR	128,000	158,482
Merrill Lynch & Company, Inc., MTN
6.15% due 04/25/2013		$195,000	184,789
6.875% due 04/25/2018		745,000	686,152
Merrill Lynch & Company, Inc., Series CPI
5.3355% due 03/02/2009 (b)		150,000	149,919
Merrill Lynch Canada Finance Company, MTN
5.00% due 02/18/2014	CAD	40,000	35,054
Metropolitan Life Global Funding
5.125% due 11/09/2011 (h)		$335,000	342,538
Metropolitan Life Global Funding I, EMTN
4.625% due 05/16/2017	EUR	100,000	131,866

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financial Services (continued)
Mitsubishi UFJ Financial Group, Inc., Capital
Finance 1, Ltd.
6.346% due 07/29/2049 (b)		$200,000	$165,845
Mizuho Capital Investment 1, Ltd.
5.02% due 06/29/2049 (b)	EUR	50,000	64,697
6.686% due 12/31/2049 (b)(h)		$126,000	107,246
Morgan Stanley
4.00% due 01/15/2010		455,000	450,576
Morgan Stanley, EMTN
4.00% due 11/17/2015	EUR	140,000	171,033
Morgan Stanley, GMTN
5.125% due 11/30/2015	GBP	100,000	156,396
Morgan Stanley, MTN
6.00% due 04/28/2015		$600,000	552,652
6.625% due 04/01/2018		550,000	511,018
National Rural Utilities Cooperative Finance Corp.
4.375% due 10/01/2010		100,000	101,110
Nationwide Building Society, EMTN
3.375% due 08/17/2015 (b)	EUR	55,000	72,287
Nexstar Finance Holdings LLC
11.375 due 04/01/2013		$415,468	373,921
Nexstar Finance, Inc.
7.00% due 01/15/2014		425,000	348,500
Nisource Finance Corp.
3.3806% due 11/23/2009 (b)		140,000	136,368
6.15% due 03/01/2013		215,000	213,547
Nissan Motor Acceptance Corp.
4.625% due 03/08/2010 (h)		120,000	120,431
Nuveen Investments, Inc.
5.00% due 09/15/2010		275,000	245,437
10.50% due 11/15/2015 (h)		425,000	368,687
Nuveen Investments, Inc., Class A
5.50% due 09/15/2015		725,000	480,312
RBS Global, Inc.
9.50% due 08/01/2014		750,000	731,250
11.75% due 08/01/2016		175,000	170,187
Red Arrow International Leasing PLC
8.375% due 06/30/2012	RUB	1,554,053	61,550
RWE Finance BV, EMTN
6.375% due 06/03/2013	GBP	150,000	278,042
Severn Trent Utilities Finance PLC, EMTN
5.25% due 03/11/2016	EUR	65,000	93,540
SLM Corp.
5.45% due 04/25/2011		$650,000	590,758
SLM Corp., MTN
8.45% due 06/15/2018		380,000	348,450
SLM Corp., MTN, Series A
2.94% due 07/27/2009 (b)		1,390,000	1,317,314
SLM Corp., Series CPI
5.31% due 04/01/2009 (b)		365,000	351,364
Societe Generale, EMTN
5.25% due 03/28/2013	EUR	100,000	144,677
Sovereign Capital Trust VI
7.908% due 06/13/2036		$245,000	187,670
Sun Life Financial Global Funding LP
3.0413% due 10/06/2013 (b)(h)		250,000	247,076
Teco Finance, Inc.
6.572% due 11/01/2017		37,000	35,543
7.00% due 05/01/2012		53,000	53,550

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financial Services (continued)
TMK Capital SA for OAO TMK
10.00% due 07/29/2011		$100,000	$105,400
Torchmark Corp.
6.375% due 06/15/2016		230,000	234,567
UBS AG/Jersey, EMTN
4.50% due 09/16/2019 (b)	EUR	215,000	273,123
UCI Holdco, Inc.
10.2763% due 12/15/2013		$387,944	298,717
Wells Fargo & Company
4.20% due 01/15/2010		455,000	457,739
4.875% due 01/12/2011		225,000	228,695
Wells Fargo Bank NA
4.75% due 02/09/2015		270,000	252,844
Wells Fargo Financial Canada Corp., MTN
4.33% due 12/06/2013	CAD	45,000	40,825
			48,495,628
Food & Beverages - 0.50%
Ahold Finance USA, Inc., EMTN
6.50% due 03/14/2017	GBP	50,000	86,130
B&G Foods, Inc.
8.00% due 10/01/2011		$500,000	490,000
Casino Guichard Perrachon SA, EMTN
4.875% due 04/10/2014	EUR	50,000	66,868
Del Monte Corp.
8.625% due 12/15/2012		$550,000	555,500
General Mills, Inc.
5.25% due 08/15/2013		440,000	442,826
General Mills, Inc., MTN
6.378% due 10/15/2008		215,000	215,564
Kellogg Company
4.25% due 03/06/2013		975,000	956,592
Kraft Foods, Inc., EMTN
6.25% due 03/20/2015	EUR	50,000	73,353
Kroger Company
6.15% due 01/15/2020		$130,000	129,254
McCormick & Company, Inc.
5.80% due 07/15/2011		130,000	137,601
McCormick & Company, Inc., MTN
3.35% due 04/15/2009		110,000	110,252
McDonald’s Corp.
5.30% due 03/15/2017		205,000	203,747
Molson Coors Capital Finance ULC
5.00% due 09/22/2015	CAD	45,000	41,395
Panamerican Beverages, Inc.
7.25% due 07/01/2009		$35,000	35,879
PepsiAmericas, Inc.
4.875% due 01/15/2015		55,000	53,698
SABMiller PLC
6.20% due 07/01/2011 (h)		330,000	341,302
SYSCO Corp
5.25% due 02/12/2018		110,000	110,937
Tesco PLC, EMTN
5.50% due 12/13/2019	GBP	100,000	176,381
William Wrigley Jr. Company
4.30% due 07/15/2010		$1,000,000	1,005,000
4.65% due 07/15/2015		55,000	47,148
			5,279,427

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Forest Products - 0.04%
Verso Paper Holdings LLC and Verson Paper Inc, Series B
6.5506% due 08/01/2014 (b)		$425,000	$378,250
Weyerhaeuser Company
7.375% due 03/15/2032		90,000	86,225
			464,475
Gas & Pipeline Utilities - 0.43%
Atmos Energy Corp.
4.00% due 10/15/2009		230,000	227,988
5.95% due 10/15/2034		40,000	34,489
Boardwalk Pipelines LLC
5.50% due 02/01/2017		305,000	282,479
Colorado Interstate Gas Company
5.95% due 03/15/2015		150,000	146,330
Duke Capital Corp.
7.50% due 10/01/2009		130,000	133,177
Duke Capital Corp., Series B
6.75% due 07/15/2018		90,000	89,336
Dynegy Holdings, Inc.
7.50% due 06/01/2015		575,000	540,500
El Paso Natural Gas Company
5.95% due 04/15/2017		99,000	94,104
Enbridge, Inc., MTN
7.20% due 06/18/2032	CAD	28,000	27,621
Kinder Morgan Finance Company
5.70% due 01/05/2016		$480,000	444,600
Kinder Morgan, Inc.
6.50% due 09/01/2012		139,000	137,610
National Gas Company
6.05% due 01/15/2036 (h)		105,000	97,870
Nustar Logistics
7.65% due 04/15/2018		180,000	181,189
Piedmont Natural Gas Company
6.00% due 12/19/2033		15,000	14,038
Praxair, Inc.
4.625% due 03/30/2015		415,000	397,721
5.20% due 03/15/2017		205,000	200,087
Southern California Gas Company
5.75% due 11/15/2035		230,000	219,413
Sunoco, Inc.
4.875% due 10/15/2014		30,000	28,120
5.75% due 01/15/2017		240,000	222,801
Williams Companies, Inc.
7.75% due 06/15/2031		400,000	411,000
8.125% due 03/15/2012		600,000	637,500
			4,567,973
Healthcare Products - 0.16%
Bausch & Lomb, Inc.
9.875% due 11/01/2015 (h)		675,000	693,562
GlaxoSmithKline Capital PLC, EMTN
5.125% due 12/13/2012	EUR	50,000	73,593
5.625% due 12/13/2017		95,000	141,915
Johnson & Johnson
4.75% due 11/06/2019		50,000	72,379
Medtronic, Inc., Series B
4.375% due 09/15/2010		$145,000	147,139
4.75% due 09/15/2015		330,000	326,098

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Healthcare Products (continued)
Universal Hospital Services, Inc.
6.3025% due 06/01/2015 (b)		$200,000	$186,000
8.50% due 06/01/2015		100,000	99,500
			1,740,186
Healthcare Services - 0.38%
Cardinal Health, Inc.
3.0531% due 10/02/2009 (b)		260,000	255,230
Centene Corp.
7.25% due 04/01/2014		400,000	375,000
CRC Health Corp.
10.75% due 02/01/2016		125,000	96,250
DaVita, Inc.
6.625% due 03/15/2013		525,000	511,875
7.25% due 03/15/2015		750,000	737,812
Healthsouth Corp.
10.75% due 06/15/2016		425,000	456,875
U.S. Oncology Holdings, Inc., PIK
7.9494% due 03/15/2012		356,000	284,800
US Oncology, Inc.
9.00% due 08/15/2012		125,000	125,000
10.75% due 08/15/2014		175,000	175,438
Vanguard Health Holding Company II LLC
9.00% due 10/01/2014		575,000	564,937
WellPoint, Inc.
4.25% due 12/15/2009		40,000	39,533
5.00% due 01/15/2011		415,000	413,169
			4,035,919
Holdings Companies/Conglomerates - 0.11%
ERP Operating LP
5.25% due 09/15/2014		190,000	175,230
Hutchison Whampoa Finance, Ltd.
5.875% due 07/08/2013	EUR	62,000	88,721
Visant Corp.
7.625% due 10/01/2012		$325,000	317,688
Visant Holding Corp. zero coupon, Step up to 10.25% on
12/01/2008 due 12/01/2013		600,000	585,000
			1,166,639
Homebuilders - 0.10%
Centex Corp.
4.55% due 11/01/2010		150,000	133,500
5.45% due 08/15/2012		60,000	50,850
D.R. Horton, Inc.
4.875% due 01/15/2010		70,000	65,450
6.50% due 04/15/2016		55,000	44,000
Lennar Corp., Series B
5.60% due 05/31/2015		395,000	264,650
5.95% due 10/17/2011		25,000	20,000
MDC Holdings, Inc., MTN
5.375% due 12/15/2014		60,000	55,389
NVR, Inc.
5.00% due 06/15/2010		115,000	113,245
Pulte Homes, Inc.
5.20% due 02/15/2015		325,000	269,750
Ryland Group, Inc.
5.375% due 01/15/2015		20,000	15,800
			1,032,634

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Hotels & Restaurants - 0.25%
Gaylord Entertainment Company
6.75% due 11/15/2014		$600,000	$523,500
8.00% due 11/15/2013		300,000	275,250
Harrah’s Operating Company, Inc.
5.375% due 12/15/2013		300,000	135,750
5.50% due 07/01/2010		1,540,900	1,294,356
O’Charleys, Inc.
9.00% due 11/01/2013		250,000	223,750
OSI Restaurant Partners, Inc.
10.00% due 06/15/2015		150,000	82,500
Real Mex Restaurants, Inc.
10.00% due 04/01/2010		165,000	158,400
			2,693,506
Household Appliances - 0.01%
Whirlpool Corp.
6.125% due 06/15/2011		140,000	142,101
Household Products - 0.02%
Simmons Bedding Company
7.875% due 01/15/2014		225,000	178,875
Industrial Machinery - 0.07%
Manitowoc, Inc.
7.125% due 11/01/2013		100,000	93,500
10.25% due 08/15/2012		250,000	245,000
Stewart & Stevenson LLC
10.00% due 07/15/2014		375,000	364,688
			703,188
Industrials - 0.05%
Air Products & Chemicals, Inc.
4.15% due 02/01/2013		150,000	146,919
WCA Waste Corp.
9.25% due 06/15/2014		400,000	396,000
			542,919
Insurance - 0.49%
ACE INA Holdings, Inc.
5.70% due 02/15/2017		240,000	230,245
Allstate Life Funding LLC, EMTN
6.375% due 01/17/2011	GBP	49,000	88,578
ASIF II, EMTN
5.625% due 02/01/2012		159,000	259,843
Berkshire Hathaway Finance Corp.
4.60% due 05/15/2013		$400,000	401,425
Genworth Financial, Inc.
5.75% due 06/15/2014		49,000	45,011
6.15% due 11/15/2066 (b)		156,000	112,323
Highmark, Inc.
6.80% due 08/15/2013 (h)		225,000	248,710
HUB International Holdings, Inc.
9.00% due 12/15/2014 (h)		550,000	490,875
10.25% due 06/15/2015 (h)		975,000	777,563
Monumental Global Funding, Ltd., EMTN
5.375% due 03/13/2009	EUR	39,000	57,212
Muenchener Rueckversicherungs AG
5.767% due 06/29/2049 (b)		100,000	119,829
Nationwide Mutual Insurance Company
6.60% due 04/15/2034 (h)		$135,000	113,004

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Insurance (continued)
New York Life Global Funding
4.625% due 08/16/2010 (h)		$235,000	$238,387
New York Life Global Funding, EMTN
4.375% due 01/19/2017	EUR	100,000	133,024
NLV Financial Corp.
7.50% due 08/15/2033 (h)		$285,000	272,353
Ohio National Financial Services, Inc.
6.35% due 04/01/2013 (h)		15,000	16,335
Pacific Life Funding LLC, EMTN
5.125% due 01/20/2015	GBP	89,000	150,741
5.50% due 05/14/2009	EUR	39,000	56,540
Principal Financial Global Funding II LLC, EMTN
4.50% due 01/26/2017		50,000	65,844
Principal Financial Group, Inc.
6.05% due 10/15/2036		$180,000	156,327
Principal Life Global Funding I
5.25% due 01/15/2013 (h)		190,000	188,791
Principal Life Income Funding Trusts
5.20% due 11/15/2010		40,000	39,906
Principal Financial Global Funding LLC, EMTN
4.50% due 01/22/2009	EUR	39,000	57,009
RLI Corp.
5.95% due 01/15/2014		$20,000	19,577
Security Benefit Life Insurance Company
7.45% due 10/01/2033 (h)		95,000	79,068
Sun Life Assurance Company of Canada
6.15% due 06/30/2022 (b)	CAD	42,000	41,447
Transatlantic Holdings, Inc.
5.75% due 12/14/2015		$170,000	162,088
Travelers Insurance Company Institutional Funding, Ltd.
5.75% due 12/06/2011	GBP	159,000	282,507
USI Holdings Corp.
9.75% due 05/15/2015 (h)		$225,000	179,438
Willis North America, Inc.
6.20% due 03/28/2017		195,000	181,385
			5,265,385
International Oil - 0.38%
Gaz Capital for Gazprom
7.288% due 08/16/2037		490,000	415,796
8.625% due 04/28/2034		175,000	181,562
Gaz Capital for Gazprom, EMTN
4.56% due 12/09/2012	EUR	150,000	200,001
Gaz Capital SA
8.146% due 04/11/2018		$300,000	296,916
Newfield Exploration Company
6.625% due 09/01/2014		35,000	32,944
Pemex Project Funding Master Trust
4.0763% due 06/15/2010 (b)(h)		215,000	215,215
5.75% due 03/01/2018		465,000	456,841
6.25% due 08/05/2013	EUR	150,000	220,955
Petro-Canada
6.80% due 05/15/2038		$125,000	118,917
Petroleos de Venezuela SA
5.25% due 04/12/2017		305,000	204,884
5.375% due 04/12/2027		650,000	367,412
PF Export Receivables Master Trust
6.436% due 06/01/2015 (h)		56,485	56,143

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
International Oil (continued)
Transocean, Inc.
5.25% due 03/15/2013		$210,000	$209,478
XTO Energy, Inc.
4.625% due 06/15/2013		525,000	501,629
5.65% due 04/01/2016		365,000	351,988
YPF SA, MTNC
10.00% due 11/02/2028		220,000	215,600
			4,046,281
Investment Companies - 0.06%
BES Finance, Ltd., EMTN
6.25% due 05/17/2011	EUR	66,000	96,858
Credit Suisse Guernsey, Ltd.
5.86% due 05/29/2049 (b)		$290,000	235,332
Xstrata Finance Canada, Ltd.
5.50% due 11/16/2011 (h)		180,000	177,284
Xstrata Finance Canada, Ltd., EMTN
5.25% due 06/13/2017	EUR	80,000	102,551
			612,025
Kansas - 0.01%
Bank of Nova Scotia
8.30% due 09/27/2013	CAD	97,000	104,470
Leisure Time - 0.58%
Chukchansi Economic Development Authority
6.3275% due 11/15/2012 (b)(h)		$75,000	60,188
Fontainebleau Las Vegas Holdings
10.25% due 06/15/2015 (h)		250,000	118,125
International Speedway Corp.
4.20% due 04/15/2009		90,000	89,904
Isle of Capri Casinos, Inc.
7.00% due 03/01/2014		575,000	411,125
Little Traverse Bay Bands of Odawa Indians
10.25% due 02/15/2014 (h)		175,000	145,688
Lottomatica SpA
4.80% due 12/22/2008	EUR	30,000	43,892
MGM Mirage, Inc.
8.50% due 09/15/2010		$800,000	774,000
Park Place Entertainment Corp.
8.125% due 05/15/2011		625,000	437,500
Penn National Gaming, Inc.
6.75% due 03/01/2015		400,000	348,000
Pinnacle Entertainment, Inc.
7.50% due 06/15/2015		475,000	368,125
8.25% due 03/15/2012		500,000	487,500
Pokagon Gaming Authority
10.375% due 06/15/2014 (h)		650,000	677,625
Royal Caribbean Cruises, Ltd.
7.00% due 06/15/2013		100,000	89,500
Shingle Springs Tribal Gaming Authority
9.375% due 06/15/2015 (h)		550,000	446,875
Speedway Motorsports, Inc.
6.75% due 06/01/2013		360,000	342,900
Vivendi
5.75% due 04/04/2013		410,000	403,158
Wynn Las Vegas LLC
6.625% due 12/01/2014		1,075,000	979,594
			6,223,699

Spectrum Income Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Manufacturing - 0.26%
3M Company, MTN
5.125% due 11/06/2009	$95,000	$97,317
5.70% due 03/15/2037	200,000	205,138
AGY Holding Corp.
11.00% due 11/15/2014	250,000	232,500
Cooper US, Inc.
6.10% due 07/01/2017	205,000	209,039
General Dynamics Corp.
4.50% due 08/15/2010	310,000	318,132
Honeywell International, Inc.
4.25% due 03/01/2013	260,000	258,216
5.30% due 03/01/2018	235,000	233,099
Sally Holdings LLC
9.25% due 11/15/2014	425,000	429,781
10.50% due 11/15/2016	75,000	75,375
SPX Corp.
7.625% due 12/15/2014 (h)	375,000	385,313
Trinity Industries, Inc.
6.50% due 03/15/2014	350,000	336,000
		2,779,910
Medical-Hospitals - 0.68%
Community Health Systems, Inc.
8.875% due 07/15/2015	1,950,000	1,969,500
HCA, Inc.
9.25% due 11/15/2016	2,250,000	2,314,688
9.625% due 11/15/2016	125,000	126,094
Health Management Associates, Inc.
3.70% due 08/16/2020	1,197,319	1,097,259
6.125% due 04/15/2016	1,250,000	1,087,500
Symbion, Inc.
11.00% due 08/23/2015	282,180	212,340
United Surgical Partners International, Inc.
8.875% due 05/01/2017	450,000	387,000
		7,194,381
Metal & Metal Products - 0.11%
Clarendon Alumina Production, Ltd.
8.50% due 11/16/2021	100,000	102,250
Gibraltar Industries, Inc., Series B
8.00% due 12/01/2015	900,000	767,250
Hawk Corp.
8.75% due 11/01/2014	331,000	335,965
		1,205,465
Mining - 0.53%
Freeport-McMoRan Copper & Gold, Inc.
8.25% due 04/01/2015	525,000	551,250
8.375% due 04/01/2017	3,225,000	3,418,500
Placer Dome, Inc.
6.45% due 10/15/2035	315,000	289,844
Rio Tinto Finance USA, Ltd.
2.625% due 09/30/2008	140,000	139,812
5.875% due 07/15/2013	455,000	458,842
Vale Overseas, Ltd.
6.25% due 01/23/2017	525,000	525,159
6.875% due 11/21/2036	250,000	244,996
		5,628,403

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Office Furnishings & Supplies - 0.04%
ACCO Brands Corp.
7.625% due 08/15/2015		$75,000	$63,000
Interface, Inc.
9.50% due 02/01/2014		25,000	26,250
10.375% due 02/01/2010		300,000	315,000
			404,250
Paper - 0.39%
Boise Cascade LLC
7.125% due 10/15/2014		290,000	187,050
Celulosa Arauco y Constitucion SA
5.125% due 07/09/2013		80,000	79,835
8.625% due 08/15/2010		220,000	236,721
Domtar Corp.
5.375% due 12/01/2013		175,000	154,000
7.125% due 08/15/2015		450,000	434,250
9.50% due 08/01/2016		50,000	49,750
Georgia-Pacific Corp.
7.00% due 01/15/2015 (h)		475,000	442,938
7.125% due 01/15/2017 (h)		450,000	417,375
8.125% due 05/15/2011		300,000	300,000
International Paper Company
7.40% due 06/15/2014		650,000	659,194
Jefferson Smurfit Corp.
8.25% due 10/01/2012		200,000	174,000
NewPage Corp.
10.00% due 05/01/2012		350,000	339,500
12.00% due 05/01/2013		250,000	233,750
Rock-Tenn Company
8.20% due 08/15/2011		250,000	256,250
9.25% due 03/15/2016 (h)		225,000	230,625
			4,195,238
Petroleum Services - 0.23%
Compagnie Generale de Geophysique SA
7.50% due 05/15/2015		100,000	99,500
7.75% due 05/15/2017		1,450,000	1,442,750
Complete Production Services, Inc.
8.00% due 12/15/2016		600,000	589,500
Key Energy Services, Inc.
8.375% due 12/01/2014 (h)		225,000	226,688
Premcor Refining Group, Inc.
6.75% due 02/01/2011		120,000	121,689
			2,480,127
Pharmaceuticals - 0.15%
Aventis SA, EMTN
4.25% due 09/15/2010	EUR	65,000	93,852
Eli Lilly & Company
5.55% due 03/15/2037		$205,000	195,273
Hospira, Inc.
4.95% due 06/15/2009		80,000	80,188
Merck KGAA
4.75% due 11/26/2010	EUR	50,000	72,629
Omnicare, Inc.
6.75% due 12/15/2013		$350,000	328,125
6.875% due 12/15/2015		600,000	564,000
Teva Pharmaceutical Finance LLC
5.55% due 02/01/2016		310,000	301,123
			1,635,190

Spectrum Income Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Pipelines - 0.19%
Buckeye Partners LP
6.05% due 01/15/2018	$140,000	$137,443
TEPPCO Partners LP
5.90% due 04/15/2013	300,000	300,331
7.55% due 04/15/2038	485,000	487,217
Texas Gas Transmission LLC
5.50% due 04/01/2013 (h)	1,120,000	1,107,932
		2,032,923
Publishing - 0.14%
Nielsen Finance LLC
10.00% due 08/01/2014	225,000	227,812
Sun Media Corp.
7.625% due 02/15/2013	325,000	307,938
TL Acquisitions, Inc. zero coupon due 07/15/2015 (b)(h)	500,000	357,500
Valassis Communications, Inc.
8.25% due 03/01/2015	675,000	561,938
		1,455,188
Railroads & Equipment - 0.17%
American Railcar Industries, Inc.
7.50% due 03/01/2014	600,000	555,000
Canadian National Railway Company
6.25% due 08/01/2034	249,000	249,045
Greenbrier Companies, Inc.
8.375% due 05/15/2015	400,000	368,000
Grupo Transportacion Ferroviaria Mexicana, SA de CV
9.375% due 05/01/2012	125,000	130,625
Norfolk Southern Corp.
5.59% due 05/17/2025	30,000	27,191
5.75% due 04/01/2018	95,000	94,250
7.25% due 02/15/2031	35,000	37,623
Union Pacific Corp.
3.875% due 02/15/2009	125,000	124,867
5.70% due 08/15/2018	205,000	194,407
		1,781,008
Real Estate - 0.41%
AMB Property LP, MTN
5.90% due 08/15/2013	45,000	43,995
6.30% due 06/01/2013	205,000	204,577
AvalonBay Communities, Inc., REIT, MTN
4.95% due 03/15/2013	60,000	56,958
6.125% due 11/01/2012	185,000	184,019
6.625% due 09/15/2011	265,000	268,344
BF Saul, REIT
7.50% due 03/01/2014	150,000	129,562
Camden Property Trust, REIT
4.375% due 01/15/2010	90,000	88,016
Developers Diversified Realty Corp., REIT
3.875% due 01/30/2009	30,000	29,617
Duke Realty LP
6.25% due 05/15/2013	230,000	226,810
Federal Realty Investment Trust
6.00% due 07/15/2012	135,000	133,219
Felcor Lodging LP, REIT
8.50% due 06/01/2011	250,000	241,250

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Real Estate (continued)
General Growth Properties, Inc.
3.98% due 04/15/2027 (h)		$54,000	$38,843
Hospitality Properties Trust
5.625% due 03/15/2017		225,000	174,436
Host Marriott LP, Series Q, REIT
6.75% due 06/01/2016		900,000	774,000
Kimco Realty Corp., MTN, REIT
4.904% due 02/18/2015		60,000	54,796
Lennar Corp.
7.625% due 03/01/2009		125,000	121,250
Mack-Cali Realty LP, REITS
5.80% due 01/15/2016		75,000	69,534
Reckson Operating Partnership, REIT
6.00% due 03/31/2016		210,000	179,169
Regency Centers LP, REIT
5.875% due 06/15/2017		120,000	109,391
Simon Property Group LP
5.30% due 05/30/2013		75,000	72,047
5.75% due 12/01/2015		445,000	438,752
Simon Property Group LP, REIT
4.60% due 06/15/2010		235,000	232,731
Ventas Realty LP/Ventas Capital Corp.
6.50% due 06/01/2016		470,000	446,500
Vornado Realty LP, REIT
4.50% due 08/15/2009		35,000	34,123
			4,351,939
Retail - 0.24%
Costco Wholesale Corp.
5.30% due 03/15/2012		180,000	188,366
Federated Retail Holdings, Inc.
5.35% due 03/15/2012		180,000	168,509
Ferrellgas Escrow LLC
6.75% due 05/01/2014		250,000	217,500
Home Depot, Inc.
3.75% due 09/15/2009		115,000	114,669
5.20% due 03/01/2011		155,000	154,711
JC Penney Company, Inc.
9.00% due 08/01/2012		400,000	431,570
Leslie’s Poolmart
7.75% due 02/01/2013		350,000	322,000
Sears Roebuck Acceptance
6.75% due 08/15/2011		175,000	168,236
7.00% due 02/01/2011		200,000	195,081
Sunstate Equipment Company LLC
10.50% due 04/01/2013 (h)		450,000	328,500
Target Corp.
5.875% due 07/15/2016		305,000	308,209
			2,597,351
Retail Grocery - 0.12%
Couche-Tard US LP
7.50% due 12/15/2013		650,000	606,125
Delhaize Group
5.625% due 06/27/2014	EUR	50,000	67,206
6.50% due 06/15/2017		$100,000	100,585
Safeway, Inc.
4.125% due 11/01/2008		65,000	65,007

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Retail Grocery (continued)
The Kroger Company
8.05% due 02/01/2010		$430,000	$449,200
			1,288,123
Retail Trade - 0.46%
ACE Hardware Corp.
9.125% due 06/01/2016 (h)		925,000	832,500
Fortune Brands, Inc.
5.125% due 01/15/2011		70,000	70,207
GSC Holdings Corp.
8.00% due 10/01/2012		1,150,000	1,204,625
Home Depot, Inc.
5.40% due 03/01/2016		220,000	199,065
Neiman Marcus Group, Inc.
9.00% due 10/15/2015		450,000	437,625
10.375% due 10/15/2015		450,000	438,750
Target Corp.
7.50% due 08/15/2010		150,000	160,579
The Pantry, Inc.
7.75% due 02/15/2014		550,000	459,250
Walgreen Company
4.875% due 08/01/2013		380,000	383,519
Wal-Mart Stores, Inc.
4.75% due 01/29/2013	GBP	204,000	364,841
6.875% due 08/10/2009		$315,000	326,708
			4,877,669
Sanitary Services - 0.30%
Allied Waste North America, Inc.
6.875% due 06/01/2017		525,000	517,125
7.25% due 03/15/2015		1,000,000	1,012,500
7.875% due 04/15/2013		425,000	434,563
Casella Waste Systems, Inc.
9.75% due 02/01/2013		750,000	742,500
Oakmont Asset Trust
4.514% due 12/22/2008 (h)		20,000	20,057
Waste Management, Inc.
6.10% due 03/15/2018		480,000	448,722
7.375% due 05/15/2029		15,000	14,245
			3,189,712
Semiconductors - 0.33%
Avago Technologies Finance
10.125% due 12/01/2013		375,000	403,594
Flextronics International, Ltd.
6.25% due 11/15/2014		125,000	115,312
Freescale Semiconductor, Inc.
6.6512% due 12/15/2014 (b)		300,000	221,250
8.875% due 12/15/2014		675,000	546,750
Freescale Semiconductor, Inc., PIK
9.125% due 12/15/2014		200,000	156,000
National Semiconductor Corp.
6.15% due 06/15/2012		640,000	653,208
NXP BV/NXP Funding LLC
5.5406% due 10/15/2013 (b)		475,000	369,313
9.50% due 10/15/2015		525,000	355,687
Spansion LLC
11.25% due 01/15/2016 (h)		200,000	125,000
STATS ChipPAC, Ltd.
6.75% due 11/15/2011		100,000	101,000

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Semiconductors (continued)
STATS ChipPAC, Ltd. (continued)
7.50% due 07/19/2010	$500,000	$512,500
		3,559,614
Software - 0.09%
Oracle Corp.
5.00% due 01/15/2011	710,000	727,636
Serena Software, Inc.
10.375% due 03/15/2016	125,000	115,312
SS&C Technologies, Inc.
11.75% due 12/01/2013	100,000	105,500
		948,448
Steel - 0.29%
ArcelorMittal
5.375% due 06/01/2013 (h)	1,065,000	1,044,555
Evraz Group SA
8.25% due 11/10/2015	100,000	93,000
8.875% due 04/24/2013	130,000	127,725
Gerdau Ameristeel Corp.
10.375% due 07/15/2011	150,000	155,625
GTL Trade Finance, Inc.
7.25% due 10/20/2017	125,000	126,112
Metals USA Holdings Corp., PIK
8.7913% due 07/01/2012	50,000	45,125
Metals USA, Inc.
11.125% due 12/01/2015	175,000	182,875
Ryerson, Inc.
12.00% due 11/01/2015 (h)	450,000	441,000
Steel Capital SA for OAO Severstal
9.75% due 07/29/2013	100,000	100,000
Steel Dynamics, Inc.
6.75% due 04/01/2015	140,000	130,550
Tube City IMS Corp.
9.75% due 02/01/2015	450,000	420,750
Usiminas Commercial, Ltd.
7.25% due 01/18/2018	225,000	233,438
		3,100,755
Telecommunications Equipment & Services - 1.11%
Broadview Networks Holdings, Inc.
11.375% due 09/01/2012	425,000	365,500
Citizens Communications Company
7.125% due 03/15/2019	400,000	346,000
Deutsche Telekom International Finance BV
8.50% due 06/15/2010	505,000	534,468
Digicel Group, Ltd.
8.875% due 01/15/2015 (h)	1,500,000	1,408,200
8.875% due 01/15/2015	140,000	131,432
Digicel, Ltd.
9.25% due 09/01/2012 (h)	775,000	794,375
Dycom Industries, Inc.
8.125% due 10/15/2015	275,000	257,125
Fairpoint Communications, Inc.
5.283% due 03/31/2014	500,000	425,030
13.125% due 04/01/2018 (h)	275,000	272,250
France Telecom SA
7.75% due 03/01/2011	570,000	607,365

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Telecommunications Equipment & Services (continued)
GC Impsat Holdings I PLC
9.875% due 02/15/2017		$50,000	$46,375
GCI, Inc.
7.25% due 02/15/2014		475,000	420,375
Intelsat Corp.
9.25% due 06/15/2016		600,000	594,000
iPCS, Inc.
4.9256% due 05/01/2013 (b)		425,000	377,187
6.0506% due 05/01/2014 (b)		475,000	394,250
Level 3 Communications, Inc.
6.00% due 09/15/2009		87,000	83,955
6.00% due 03/15/2010		88,000	80,608
12.25% due 03/15/2013		375,000	382,500
Lucent Technologies, Inc.
6.50% due 01/15/2028		825,000	573,375
Nortel Networks, Ltd.
7.0406% due 07/15/2011 (b)		875,000	811,562
10.125% due 07/15/2013		75,000	69,750
Orascom Telecom Finance SCA
7.875% due 02/08/2014		110,000	100,925
7.875% due 02/08/2014		140,000	128,268
OTE PLC, GMTN
4.625% due 05/20/2016	EUR	100,000	133,384
SBC Communications, Inc.
5.625% due 06/15/2016		$550,000	546,906
6.45% due 06/15/2034		355,000	339,194
Telesat Canada
11.00% due 11/01/2015		300,000	276,000
TELUS Corp.
5.95% due 04/15/2015	CAD	35,000	33,439
Verizon Global Funding Corp.
7.25% due 12/01/2010		$110,000	116,583
7.75% due 12/01/2030		285,000	303,260
West Corp.
9.50% due 10/15/2014		425,000	362,313
Wind Acquisition Finance SA
10.75% due 12/01/2015 (h)		450,000	461,250
			11,777,204
Telephone - 1.23%
Alltel Corp.
6.50% due 11/01/2013		225,000	226,688
7.00% due 07/01/2012		1,175,000	1,207,312
AT&T Corp.
7.3 due 11/15/2011 (b)		150,000	160,190
AT&T, Inc.
3.0143% due 11/14/2008 (b)		100,000	100,037
4.375% due 03/15/2013	EUR	100,000	141,060
4.95% due 01/15/2013		$450,000	449,938
5.30% due 11/15/2010		125,000	128,878
British Telecommunications PLC
5.15% due 01/15/2013		680,000	663,583
8.00% due 12/07/2016	GBP	150,000	295,742
British Telecommunications PLC, EMTN
5.25% due 06/23/2014	EUR	100,000	138,881
France Telecom SA, EMTN
7.25% due 01/28/2013		205,000	322,445

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Telephone (continued)
KONINKLIJKE KPN NV, EMTN
5.75% due 03/18/2016	GBP	100,000	$171,625
KONINKLIJKE KPN NV, MTN, Series G
4.75% due 01/17/2017	EUR	50,000	66,898
Nordic Telephone Company Holdings
8.25% due 05/01/2016 (h)		100,000	132,768
8.875% due 05/01/2016 (h)		$850,000	818,125
Qwest Communications International, Inc., Series B
7.50% due 02/15/2014		275,000	250,250
Qwest Corp.
6.0262% due 06/15/2013 (b)		125,000	115,625
7.50% due 10/01/2014		175,000	162,313
7.875% due 09/01/2011		100,000	99,250
8.875% due 03/15/2012		150,000	151,125
Royal KPN NV, EMTN
4.50% due 03/18/2013	EUR	80,000	111,119
Sprint Capital Corp.
6.90% due 05/01/2019		$1,185,000	1,099,088
7.625% due 01/30/2011		520,000	520,000
8.375% due 03/15/2012		610,000	614,575
Sprint Nextel Corp.
3.2006% due 06/28/2010 (b)		105,000	97,419
6.00% due 12/01/2016		1,275,000	1,163,438
Telecom Italia Capital SA
4.00% due 01/15/2010		150,000	147,822
5.25% due 11/15/2013		315,000	294,515
Telecom Italia Finance SA, EMTN
6.875% due 01/24/2013	EUR	90,000	135,660
7.5 due 04/20/2011		64,000	97,175
Telefonica Emisiones SAU
5.984% due 06/20/2011		$185,000	187,884
6.221% due 07/03/2017		275,000	272,344
Telefonica Emisiones SAU, EMTN
4.674% due 02/07/2014	EUR	50,000	70,285
Telefonos de Mexico SA de CV
4.50% due 11/19/2008		$120,000	120,289
Valor Telecommunications Enterprise LLC
7.75% due 02/15/2015		225,000	227,484
Verizon Communications, Inc.
4.35% due 02/15/2013		645,000	629,403
5.25% due 04/15/2013		310,000	311,594
6.90% due 04/15/2038		260,000	257,448
Windstream Corp.
8.125% due 08/01/2013		325,000	321,750
8.625% due 08/01/2016		325,000	321,750
Windstream Regatta Holdings, Inc.
11.00% due 12/01/2017 (h)		450,000	261,000
			13,064,775
Tires & Rubber - 0.03%
Cooper-Standard Automotive, Inc.
8.375% due 12/15/2014		425,000	289,000
Tobacco - 0.09%
Imperial Tobacco Finance PLC, EMTN
4.375% due 11/22/2013	EUR	100,000	130,582
6.875% due 06/13/2012	GBP	49,000	88,044
Reynolds American, Inc.
6.50% due 07/15/2010		$45,000	46,359

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Tobacco (continued)
Reynolds American, Inc. (continued)
7.25% due 06/01/2013		$630,000	$654,901
			919,886
Toys, Amusements & Sporting Goods - 0.02%
Hasbro, Inc.
6.30% due 09/15/2017		180,000	179,261
Transportation - 0.34%
Bombardier, Inc.
6.30% due 05/01/2014 (h)		575,000	552,000
6.75% due 05/01/2012 (h)		200,000	199,000
7.45% due 05/01/2034 (h)		375,000	358,125
8.00% due 11/15/2014		25,000	25,750
Bristow Group, Inc.
6.125% due 06/15/2013		425,000	399,500
7.50% due 09/15/2017		450,000	432,000
Burlington Northern Santa Fe Corp.
5.65% due 05/01/2017		268,000	264,554
6.15% due 05/01/2037		436,000	414,065
Canadian National Railway Company
6.375% due 11/15/2037		65,000	67,253
Canadian Pacific Railway Company
5.75% due 05/15/2013		340,000	338,285
CHC Helicopter Corp.
7.375% due 05/01/2014		350,000	364,000
FedEx Corp.
5.50% due 08/15/2009		215,000	217,163
			3,631,695
Trucking & Freight - 0.01%
Saint Acquisition Corp.
12.50% due 05/15/2017 (h)		300,000	110,250
Utility Service - 0.24%
Consumers Energy Company, Series F
4.00% due 05/15/2010		225,000	224,397
Consumers Energy Company, Series J
6.00% due 02/15/2014		160,000	162,483
PNM Resources, Inc.
9.25% due 05/15/2015		550,000	558,250
Public Service Company of New Mexico
4.40% due 09/15/2008		210,000	209,905
Public Service Electric & Gas Company
5.70% due 12/01/2036		355,000	337,413
Veolia Environnement
5.25% due 06/03/2013		510,000	511,650
6.00% due 06/01/2018		430,000	431,206
Veolia Environnement, EMTN
4.875% due 05/28/2013	EUR	50,000	71,934
4.875% due 05/28/2013		35,000	50,354
5.875% due 02/01/2012		30,000	44,747
			2,602,339
TOTAL CORPORATE BONDS (Cost $313,378,032)			$300,505,803
CONVERTIBLE BONDS - 0.16%
Air Travel - 0.05%
Airtran Holdings, Inc.
7.00% due 07/01/2023		$328,000	236,703

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or Principal Amount	Value
CONVERTIBLE BONDS (continued)
Air Travel (continued)
AMR Corp.
4.50% due 02/15/2024	$312,000	$292,110
		528,813
Automobiles - 0.01%
Ford Motor Company
4.25% due 12/15/2036	191,000	126,105
Cable & Television - 0.04%
Sinclair Broadcast Group, Inc.
3.00% due 05/15/2027	500,000	449,936
Cellular Communications - 0.03%
American Tower Corp.
3.00% due 08/15/2012	150,000	307,789
Coal - 0.03%
Peabody Energy Corp.
4.75% due 12/15/2066	200,000	256,068
TOTAL CONVERTIBLE BONDS (Cost $1,585,010)		$1,668,711
MUNICIPAL BONDS - 0.29%
California - 0.02%
State of California
5.25% due 04/01/2034	100,000	112,234
5.50% due 11/01/2033	100,000	101,882
		214,116
District of Columbia - 0.01%
District of Columbia
4.75% due 06/01/2031	85,000	83,600
Florida - 0.03%
Orange County Florida Tourist Development
5.00% due 10/01/2018	330,000	350,582
Georgia - 0.05%
Atlanta Water & Wastewater Revenue
5.50% due 11/01/2017	220,000	241,186
State of Georgia
5.00% due 07/01/2019	245,000	267,462
		508,648
Illinois - 0.02%
Chicago Illinois Transit Authority, Series A
6.899% due 12/01/2040	245,000	259,847
Kansas - 0.01%
Kansas Development Finance Authority
5.501% due 05/01/2034	120,000	118,639
Maryland - 0.05%
County of Baltimore MD
5.00% due 02/01/2038	200,000	204,824
State of Maryland
5.00% due 08/01/2019	335,000	366,179
		571,003
New York - 0.03%
New York City Housing Development Corp.
6.42% due 11/01/2027	135,000	142,232
New York State Urban Development Corp.
5.50% due 03/15/2018	160,000	182,040
		324,272

Spectrum Income Fund (continued)
	Shares or Principal Amount	Value
MUNICIPAL BONDS (continued)
Oregon - 0.01%
State of Oregon
5.892% due 06/01/2027	$60,000	$61,537
Pennsylvania - 0.03%
Commonwealth of Pennsylvania
5.00% due 01/01/2018	240,000	261,626
West Virginia - 0.03%
Tobacco Settlement Finance Authority of West
Virginia, Tobacco Settlement Funded
7.467% due 06/01/2047	325,000	289,760
TOTAL MUNICIPAL BONDS (Cost $3,059,091)		$3,043,630
COLLATERALIZED MORTGAGE OBLIGATIONS - 4.04%
Citigroup Mortgage Loan Trust Inc, Series 2004-UST1, Class A5
4.689% due 08/25/2034 (b)	621,114	570,400
American Tower Trust, Series 2007-1A, Class D
5.9568% due 04/15/2037 (h)	350,000	312,648
Banc of America Commercial Mortgage, Inc., Series 2003-1, Class A1
3.878% due 09/11/2036	266,688	261,287
Banc of America Commercial Mortgage, Inc., Series 2003-1, Class A2
4.648% due 09/11/2036	796,000	761,881
Banc of America Commercial Mortgage, Inc., Series 2005-3, Class A2
4.501% due 07/10/2043	640,000	631,876
Banc of America Mortgage Securities, Series 2004-A, Class 2A2
4.098% due 02/25/2034 (b)	200,467	185,987
Banc of America Mortgage Securities, Series 2004-D, Class 2A2
4.1947% due 05/25/2034 (b)	98,625	91,123
Banc of America Mortgage Securities, Series 2004-H, Class 2A2
4.7479% due 09/25/2034 (b)	206,809	193,124
Banc of America Mortgage Securities, Series 2004-I, Class 3A2
4.8507% due 10/25/2034 (b)	103,823	96,579
Banc of America Mortgage Securities, Series 2005-J, Class 2A1
5.0937% due 11/25/2035 (b)	405,813	371,716
Banc of America Mortgage Securities, Series 2005-J, Class 3A1
5.2359% due 11/25/2035 (b)	219,838	198,668
Bear Stearns Commercial Mortgage Securities, Series 1998-C1, Class A2
6.44% due 06/16/2030	4,469	4,466
Bear Stearns Commercial Mortgage Securities, Series 2002-TOP8, Class A2
4.83% due 08/15/2038	320,000	308,643
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A1
5.085% due 12/11/2040	585,388	585,240
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4
4.674% due 06/11/2041	578,000	529,825

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A1
4.498% due 09/11/2042	$78,196	$77,779
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class AAB
4.804% due 09/11/2042	462,000	443,400
Bear Stearns Commercial Mortgage Securities, Series 2005-T18, Class A1
4.274% due 02/13/2042 (b)	201,363	200,083
Bear Stearns Commercial Mortgage Securities, Series 2005-T20, Class A1
4.94% due 10/12/2042	19,134	19,110
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A4
5.9021% due 09/11/2038 (b)	60,000	56,401
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class AAB
5.53% due 09/11/2041	50,000	47,668
Bear Stearns Commercial Mortgage Securities, Series 2006-PWR12, Class A1
5.546% due 09/11/2038 (b)	151,545	151,120
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class AAB
5.315% due 02/11/2044	500,000	460,481
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A1
5.282% due 06/11/2050	569,270	552,733
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4
5.694% due 06/11/2050 (b)	50,000	45,118
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A1
5.271% due 12/12/2049	290,440	285,283
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class AAB
5.608% due 10/15/2048	285,000	272,960
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A1
5.0468% due 07/15/2044	205,638	205,511
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4
5.3994% due 07/15/2044 (b)	50,000	47,583
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class ASB
5.278% due 12/11/2049	45,000	41,574
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A1
5.935% due 05/10/2012	212,605	211,207
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A3
6.2205% due 03/10/2017 (b)	1,270,000	1,181,503
Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A1
5.54% due 09/15/2039	117,768	116,187
Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A1
4.771% due 09/15/2039	219,923	216,700
Credit Suisse Mortgage Capital Certificates, Series 2007-C1, Class A1
5.227% due 02/15/2040	256,057	252,639

Spectrum Income Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
CS First Boston Mortgage Securities Corp., Series 2004-C2, Class A1
3.819% due 05/15/2036	$95,639	$92,385
CS First Boston Mortgage Securities Corp., Series 2005-C2, Class A4
4.832% due 04/15/2037	575,000	533,402
DLJ Commercial Mortgage Corp., Series 1999-CG2,Class A1B
7.30% due 06/10/2032	528,952	535,541
Federal Home Loan Mortgage Corp., Series 2003-2586, Class NJ
4.50% due 08/15/2016	235,330	235,972
Federal Home Loan Mortgage Corp., Series 2003-2614, Class IH
4.50% IO due 05/15/2016	179,540	13,492
Federal Home Loan Mortgage Corp., Series 2003-2627, Class IE
4.50% IO due 04/15/2018	54,171	4,283
Federal Home Loan Mortgage Corp., Series 2003-2631, Class KI
4.50% IO due 01/15/2015	88,768	2,325
Federal Home Loan Mortgage Corp., Series 2003-2681, Class PC
5.00% due 01/15/2019	250,557	254,003
Federal Home Loan Mortgage Corp., Series 2003-2686, Class JG
5.50% due 04/15/2028	847,000	861,546
Federal Home Loan Mortgage Corp., Series 2003-41, Class YV
5.50% due 04/25/2014	232,939	239,019
Federal Home Loan Mortgage Corp., Series 2004-2844, Class PQ
5.00% due 05/15/2023	72,882	73,415
Federal Home Loan Mortgage Corp., Series 2004-2872, Class YB
5.00% due 06/15/2023	157,059	158,053
Federal Home Loan Mortgage Corp., Series 2004-2882, Class YB
5.00% due 10/15/2027	400,000	406,657
Federal Home Loan Mortgage Corp., Series 2005-2934, Class NB
5.00% due 01/15/2028	106,000	107,764
Federal Home Loan Mortgage Corp., Series 2005-R003, Class VA
5.50% due 08/15/2016	454,794	463,422
Federal Home Loan Mortgage Corp., Series 2006-3123, Class VB
6.00% due 09/15/2013	209,410	215,172
Federal Home Loan Mortgage Corp., Series 2006-3152, Class DA
6.00% due 09/15/2025	139,973	142,748
Federal Home Loan Mortgage Corp., Series 2006-3177, Class PA
6.00% due 12/15/2026	281,773	286,773
Federal Home Loan Mortgage Corp., Series 2006-3195, Class PN
6.50% due 08/15/2030	863,815	885,169
Federal Home Loan Mortgage Corp., Series 2006-R007, Class VA
6.00% due 09/15/2016	165,971	170,718

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp., Series 2568, Class KA
4.25% due 12/15/2021	$266,081	$262,611
Federal Home Loan Mortgage Corp., Series 2688, Class DE
4.50% due 02/15/2020	334,557	334,677
Federal Home Loan Mortgage Corp., Series 3354, Class PA
5.50% due 07/15/2028	677,460	691,263
Federal Home Loan Mortgage Corp., Series R005, Class AB
5.50% due 12/15/2018	463,246	466,793
Federal Home Loan Mortgage Corp., Series R006, Class AK
5.75% due 12/15/2018	564,374	570,665
Federal Home Loan Mortgage Corp., Series R013, Class AB
6.00% due 12/15/2021	226,679	229,768
Federal Home Loan Mortgage Corp., Stated Final, Series SF4, Class C
3.32% due 12/15/2011	41,431	41,318
Federal Home Loan Mortgage Corp., Strips, Series 1998-199, Class PO zero coupon PO due 08/01/2028	8,779	6,855
Federal National Mortgage Association, Series 2002-74, Class PJ
5.00% due 03/25/2015	104,780	104,695
Federal National Mortgage Association, Series 2002-84, Class VA
5.50% due 11/25/2013	165,921	169,516
Federal National Mortgage Association, Series 2003-32, ClassPG
5.00% due 10/25/2027	350,000	352,782
Federal National Mortgage Association, Series 2003-40, Class NI
5.50% IO due 11/25/2028	29,487	2,058
Federal National Mortgage Association, Series 2003-88, Class TE
4.50% due 11/25/2014	400,000	403,073
Federal National Mortgage Association, Series 2003-92, Class NM
3.50% due 04/25/2013	38,223	38,101
Federal National Mortgage Association, Series 2004-21, Class AC
4.00% due 05/25/2016	54,363	54,365
Federal National Mortgage Association, Series 2006-3136, Class PB
6.00% due 01/15/2030	411,000	422,385
Federal National Mortgage Association, Series 2006-B2, Class AB
5.50% due 05/25/2014	303,336	306,426
Federal National Mortgage Association, Strip, Series 319, Class 2
6.50% IO due 02/01/2032	32,662	8,967
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A2
6.531% due 05/15/2033	465,000	475,286
GE Capital Commercial Mortgage Corp., Series 2005-C4, Class A1
5.082% due 11/10/2045	349,564	349,354

Spectrum Income Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GMAC Commercial Mortgage Securities, Inc., Series 2001-C2, Class A2
6.70% due 04/15/2034	$50,000	$51,420
Government National Mortgage Association, Series 1997-16, Class PL
6.50% due 10/20/2027	322,000	331,673
Government National Mortgage Association, Series 1998-12, Class Z
6.50% due 05/20/2028	41,891	43,374
Government National Mortgage Association, Series 1998-6, Class EA
0.01% PO due 03/16/2028	32,417	26,152
Government National Mortgage Association, Series 2001-48, Class PC
6.50% due 10/20/2031	265,267	271,932
Government National Mortgage Association, Series 2001-56, Class PH
6.50% due 11/20/2031	238,019	246,050
Government National Mortgage Association, Series 2003-3, Class LM
5.50% due 02/20/2032	326,765	331,867
Government National Mortgage Association, Series 2003-49, Class C
4.485% due 10/16/2033 (b)	67,000	63,192
Government National Mortgage Association, Series 2004-1, Class 1
zero coupon PO due 07/20/2034	223,081	163,057
Government National Mortgage Association, Series 2004-108, Class A
3.999% due 05/16/2027	222,635	220,502
Government National Mortgage Association, Series 2004-43, Class A
2.822% due 12/16/2019	585,777	577,737
Government National Mortgage Association, Series 2004-43, Class D
4.994% due 03/16/2030 (b)	56,000	54,610
Government National Mortgage Association, Series 2004-44, Class PC
5.50% due 05/20/2031	688,000	700,927
Government National Mortgage Association, Series 2005-94, Class PB
5.50% due 12/20/2035	135,000	132,278
Government National Mortgage Association, Series 2007-77, Class B
4.314% due 10/16/2029 (b)	375,000	369,927
Government National Mortgage Association, Series 2008-8, Class A
3.612% due 11/16/2027	1,034,813	1,026,440
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A3
4.344% due 06/10/2036	127,998	127,634
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A2
4.305% due 08/10/2042	780,000	773,182
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3
4.569% due 08/10/2042 (b)	250,000	241,583
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AAB
4.619% due 08/10/2042 (b)	146,000	140,695

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A1
5.233% due 03/10/2039	$279,618	$274,718
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4
5.444% due 03/10/2039	50,000	44,766
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4
5.553% due 04/10/2038 (b)	450,000	418,312
JP Morgan Mortgage Trust, Series 2005-A7, Class 3A1
5.3495% due 10/25/2035 (b)	1,016,217	903,246
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2001-CIB2, Class A2
6.244% due 04/15/2035	591,437	597,688
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC, Class A3
6.26% due 03/15/2033	264,814	268,861
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2003-LN1, Class A1
4.134% due 10/15/2037	453,496	439,834
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class ASB
4.824% due 10/15/2042 (b)	621,000	596,621
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A4
5.481% due 12/12/2044 (b)	65,000	60,070
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A1
5.279% due 12/12/2043	188,177	185,416
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A1
5.17% due 05/15/2047	229,441	226,382
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4
6.0071% due 06/15/2049 (b)	445,000	407,940
LB-UBS Commercial Mortgage Trust, Series 2003-C7, Class A3
4.559% due 09/15/2027 (b)	475,000	465,974
LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A2
3.246% due 03/15/2029	1,360,000	1,350,552
LB-UBS Commercial Mortgage Trust, Series 2005-C1, Class A4
4.742% due 02/15/2030	548,000	508,631
LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A1
5.018% due 02/15/2031	319,697	317,966
LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A4
5.156% due 02/15/2031	1,292,500	1,173,768
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3
5.43% due 02/15/2040	50,000	44,590
Morgan Stanley Capital I, Series 2006-T23, Class A4
5.984% due 08/12/2041	485,000	461,992
Morgan Stanley Capital I, Series 2007-HQ11, Class A4
5.447% due 02/12/2044 (b)	1,095,000	976,029

Spectrum Income Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Morgan Stanley Capital I, Series 2007-IQ14, Class A4
5.692% due 04/15/2049 (b)	$45,000	$40,692
Morgan Stanley Capital I, Series 2007-IQ15, Class A4
6.0769% due 06/11/2049 (b)	1,025,000	944,836
Morgan Stanley Capital I, Series 2007-T27, Class A1
5.606% due 06/11/2042	612,098	600,697
Morgan Stanley Capital I, Series 2007-T27, Class A2
5.803% due 06/13/2042 (b)	200,000	194,248
Morgan Stanley Capital I, Series 2007-T27, Class A4
5.6504% due 06/13/2042 (b)	600,000	544,772
Morgan Stanley Capital I, Series 2008-T29, Class A4
6.4579% due 01/11/2043 (b)	45,000	42,496
Morgan Stanley Dean Witter Capital I, Series 2002-TOP7, Class A1
5.38% due 01/15/2039	25,743	25,810
Morgan Stanley Dean Witter Capital I, Series 2002-TOP7, Class A2
5.98% due 01/15/2039	366,000	367,995
Morgan Stanley Capital I, Series 2006-T23, Class A1
5.682% due 08/12/2041	166,687	166,108
PNC Mortgage Acceptance Corp., Series 1999-CM1, Class A1B
7.33% due 12/10/2032 (b)	631,651	644,970
Vendee Mortgage Trust, Series 1996-3, Class 4
9.5958% due 03/15/2025 (b)	11,265	12,269
Wells Fargo Mortgage Backed Securities Trust, Series 2003-O, Class 5A1
4.8156% due 01/25/2034 (b)	529,786	496,267
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR2, Class 2A2
4.5484% due 03/25/2035 (b)	371,155	338,176
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR2, Class 3A1
4.932% due 03/25/2035 (b)	226,764	208,932
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12, Class 1A1
6.0248% due 09/25/2036 (b)	1,260,609	1,044,860
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR16, Class A1
5.665% due 10/25/2036 (b)	954,495	818,607
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $44,176,595)		$43,070,643
ASSET BACKED SECURITIES - 2.04%
Daimler Chrysler Auto Trust, Series 2008-A, Class A3A
3.70% due 06/08/2012	300,000	296,145
Capital One Prime Auto Receivables Trust, Series 2006-2, Class A4
4.94% due 07/15/2012	425,000	423,596
Citibank Credit Card Issuance Trust, Series 2006-A2, Class A2
4.85% due 02/10/2011	600,000	603,504
AmeriCredit Automobile Receivables Trust, Series 2006-RM, Class A3
5.53% due 01/06/2014	1,570,000	1,396,655

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
BankBoston Home Equity Loan Trust, Series 1998-2, Class A6
6.64% due 12/25/2028	$52,399	$43,638
Bay View Auto Trust, Series 2005-3, Class A4
5.01% due 06/25/2014	342,000	343,791
Cabela’s Master Credit Card Trust, Series 2005-1A, Class A1
4.97% due 10/15/2013 (h)	140,000	139,128
Capital Auto Receivables Asset Trust, Series 2006-SN1A, Class B
5.50% due 04/20/2010 (h)	275,000	268,262
Capital Auto Receivables Asset Trust, Series 2006-SN1A, Class A4A
5.32% due 03/20/2010 (h)	1,575,000	1,585,114
Capital Auto Receivables Asset Trust, Series 2006-SN1A, Class A4B
2.5806% due 03/20/2010 (b)(h)	325,000	323,743
Capital One Multi-Asset Execution Trust, Series 2003-C3, Class C3
4.7168% due 07/15/2016 (b)	40,000	34,610
Capital One Multi-Asset Execution Trust, Series 2003-C4, Class C4
6.00% due 08/15/2013	325,000	315,006
Capital One Multi-Asset Execution Trust, Series 2007-C3, Class C3
2.7569% due 04/15/2013	125,000	115,441
Capital One Multi-Asset Execution Trust, Series 2008-A1, Class A
3.2169% due 11/15/2012 (b)	1,100,000	1,094,448
Capital One Prime Auto Receivables Trust, Series 2006-1, Class A4
5.01% due 11/15/2011	260,000	260,434
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2002-2, Class 1M1
5.599% due 09/25/2031	21,408	17,141
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2002-4, Class 2A1
3.2119% due 10/25/2032 (b)	11,628	10,617
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-3, Class 1A6
3.717% due 10/25/2014	202,951	201,572
Citibank Credit Card Issuance Trust, Series 2007-A5, Class A5
5.50% due 06/22/2012	1,075,000	1,096,079
CNH Equipment Trust, Series 2007-A, Class A3
4.99% due 10/15/2010	303,682	305,473
CNH Equipment Trust, Series 2007-A, Class B
5.09% due 06/16/2014	295,000	276,405
Detroit Edison Securitization Funding LLC, Series 2001-1, Class A5
6.42% due 03/01/2015	450,000	474,720
Florida Power & Light Recovery Funding LLC, Series 2007-A, Class A2
5.044% due 08/01/2015	700,000	710,490
GE Capital Credit Card Master Note Trust, Series 2006-1, Class A
5.08% due 09/15/2012	340,000	340,770
GE Equipment Small Ticket LLC, Series 2005-1A, Class A4
4.51% due 12/22/2014 (h)	337,000	338,315

Spectrum Income Fund (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Honda Auto Receivables Owner Trust, Series 2007-1, Class A3
5.10% due 03/18/2011	$450,000	$454,038
Household Automotive Trust, Series 2006-2, Class A4
5.67% due 06/17/2013	220,000	214,696
Hyundai Auto Receivables Trust, Series 2006-A, Class A4
5.26% due 11/15/2012	165,000	166,622
John Deere Owner Trust, Series 2005-A, Class A4
4.16% due 05/15/2012	34,216	34,291
John Deere Owner Trust, Series 2006-A, Class A4
5.39% due 06/17/2013	250,000	251,850
John Deere Owner Trust, Series 2008-A, Class A2
3.63% due 03/15/2011	450,000	449,412
John Deere Owner Trust, Series 2008-A, Class A3
4.18% due 06/15/2012	175,000	173,874
JP Morgan Auto Receivables Trust, Series 2007-A, Class A4
5.19% due 02/15/2014 (h)	240,000	240,144
M&I Auto Loan Trust, Series 2005-1, Class A4
4.86% due 03/21/2011	124,466	125,255
Marriott Vacation Club Owner Trust, Series 2006-1A, Class A
5.737% due 04/20/2028 (h)	571,379	557,728
Marriott Vacation Club Owner Trust, Series 2006-1A, Class B
5.827% due 04/20/2028 (h)	18,889	18,012
Marriott Vacation Club Owner Trust, Series 2006-2A, Class A
5.362% due 10/20/2028 (h)	201,451	186,617
MBNA Credit Card Master Note Trust, Series 2006-C3, Class C3
2.7569% due 10/15/2013 (b)	415,000	375,400
MBNA Credit Card Master Note Trust, Series 2005-A3, Class A3
4.10% due 10/15/2012	275,000	274,196
Nissan Auto Receivables Owner Trust, Series 2008-A, Class A3
3.89% due 08/15/2011	175,000	173,402
Nordstrom Private Label Credit Card Master Note Trust, Series 2007-1A, Class A
4.92% due 05/15/2013 (h)	350,000	348,247
Onyx Acceptance Owner Trust, Series 2005-A, ClassA4
3.91% due 09/15/2011	127,895	124,658
Peco Energy Transition Trust, Series 2000-A, Class A4
7.65% due 03/01/2010	500,000	520,297
Peco Energy Transition Trust, Series 2001-A, Class A1
6.52% due 12/31/2010	447,000	463,999
PP&L Transition Bond Company LLC, Series 1999-1, Class A8
7.15% due 06/25/2009	35,466	35,743
PSE&G Transition Funding LLC, Series 2001-1, Class A6
6.61% due 06/15/2015	281,000	298,679

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Reliant Energy Transport Bond Company, Series 2001-1, Class A4
5.63% due 09/15/2015		$334,000	$343,301
Residential Asset Mortgage Products, Inc., Series 2003-RZ2, Class A1
3.60% due 04/25/2033		23,909	21,941
SLM Student Loan Trust, Series 2008-4, Class A2
3.85% due 07/25/2016 (b)		675,000	674,964
Sovereign Bank Home Equity Loan Trust, Series 2000-1, Class A6
7.25% due 02/25/2015		4,839	3,915
Susquehanna Auto Lease Trust, Series 2006-1, Class A3
5.21% due 03/16/2009 (h)		17,850	17,865
Triad Auto Receivables Owner Trust, Series 2006-B, Class A3
5.41% due 08/12/2011		154,437	153,228
Triad Auto Receivables Owner Trust, Series 2006-B, Class A4
5.52% due 11/12/2012		500,000	477,390
USAA Auto Owner Trust, Series 2005-2, Class A4
4.17% due 02/15/2011		142,701	143,187
USAA Auto Owner Trust, Series 2007-1, Class A4
5.55% due 02/15/2013		775,000	787,824
USAA Auto Owner Trust, Series 2007-2, Class A3
4.90% due 02/15/2012		850,000	856,031
USAA Auto Owner Trust, Series 2008-1, Class A3
4.16% due 04/16/2012		375,000	374,357
Volkswagen Auto Loan Enhanced Trust, Series 2007-1, Class A3
5.20% due 01/20/2010		400,950	403,527
Volkswagen Auto Lease Trust, Series 2006-A, Class A4
5.54% due 04/20/2011		420,000	424,199
Wachovia Auto Loan Owner Trust, Series 2007-1, Class A3A
5.29% due 04/20/2012		350,000	348,252
Wachovia Auto Owner Trust, Series 2006-A, Class A4
5.38% due 03/20/2013		225,000	214,996
TOTAL ASSET BACKED SECURITIES (Cost $22,044,222)			$21,747,234
SUPRANATIONAL OBLIGATIONS - 0.37%
Supranational - 0.37%
European Investment Bank
8.75% due 08/25/2017	GBP	320,000	737,970
European Investment Bank, EMTN
4.75% due 10/15/2017	EUR	965,000	1,435,628
Inter-American Development Bank
4.40% due 01/26/2026	CAD	750,000	669,745
International Bank for Reconstruction & Development, MTNG
9.75% due 08/02/2010	ZAR	900,000	114,462
International Finance Corp., MTN
7.50% due 02/28/2013	AUD	600,000	536,125
Queensland Treasury Corp., Series 17
6.00% due 09/14/2017		445,000	378,695

Spectrum Income Fund (continued)
		Shares or Principal Amount	Value
SUPRANATIONAL OBLIGATIONS (continued)
Supranational (continued)
Santa Fe de Bogota DC
0.0045% due 07/26/2028	COP	240,000,000	$107,479
			3,980,104
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $4,040,019)			$3,980,104
SHORT TERM INVESTMENTS - 5.42%
Bank of New York, Series CD
5.41% due 05/15/2009		$300,000	$300,899
Egypt Treasury Bills, Series 364
zero coupon due 11/04/2008	EGP	1,025,000	186,693
John Hancock Cash Investment Trust, 2.5657% (c)(i)		$5,918,047	5,918,047
T. Rowe Price Reserve Investment Fund,
2.7528%		51,499,901	51,392,909
TOTAL SHORT TERM INVESTMENTS
(Cost $57,796,965)			$57,798,548
REPURCHASE AGREEMENTS - 2.70%
Repurchase Agreement with State Street Corp. dated 08/29/2008 at 1.70% to be repurchased at $28,753,430 on 09/02/2008, collateralized by $28,610,000 Federal National Mortgage Association, 5.10% due 09/10/2009 (valued at $29,325,250, including interest)		$28,748,000	$28,748,000
TOTAL REPURCHASE AGREEMENTS
(Cost $28,748,000)			$28,748,000
Total Investments (Spectrum Income Fund) (Cost $1,137,183,859) - 104.29%			$1,111,006,077
Liabilities in Excess of Other Assets - (4.29)%			(45,686,156)
TOTAL NET ASSETS - 100.00%			$1,065,319,921

Strategic Bond Fund
	Shares or Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 2.87%
Treasury Inflation Protected
Securities (d) - 1.99%
1.75% due 01/15/2028	$1,482,679	$1,389,316
2.00% due 01/15/2016 to 01/15/2026	5,510,550	5,420,087
2.375% due 01/15/2017	466,421	494,989
2.50% due 07/15/2016	714,879	765,367
2.625% due 07/15/2017	168,869	183,302
3.375% due 04/15/2032	382,032	473,719
3.875% due 04/15/2029	1,091,108	1,399,262
		10,126,042
U.S. Treasury Bonds - 0.40%
4.50% due 05/15/2038	100,000	101,156
6.125% due 08/15/2029 ****	350,000	428,285
6.375% due 08/15/2027	930,000	1,157,850

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Strategic Bond Fund (continued)
	Shares or Principal Amount	Value
U.S. TREASURY OBLIGATIONS (continued)

U.S. Treasury Bonds (continued)
7.125% due 02/15/2023	$280,000	$363,147
		2,050,438
U.S. Treasury Notes - 0.43%
2.75% due 07/31/2010	1,040,000	1,048,450
2.875% due 06/30/2010	1,070,000	1,081,285
4.00% due 08/15/2018	30,000	30,457
		2,160,192
U.S. Treasury Strips - 0.05% zero coupon due 05/15/2030	630,000	232,483
TOTAL U.S. TREASURY OBLIGATIONS (Cost $14,085,098)		$14,569,155

U.S. GOVERNMENT AGENCY OBLIGATIONS - 29.80%

Federal Home Loan Bank - 0.12%
3.625% due 05/29/2013	650,000	639,884

Federal Home Loan Mortgage Corp. - 3.47%
5.00% due 12/01/2034	136,336	131,697
5.125% due 04/18/2011	280,000	291,547
5.45% due 07/09/2010	180,000	181,462
5.50% due 11/01/2035 to 01/01/2038	14,322,504	14,139,878
5.50% TBA **	2,900,000	2,859,220
8.00% due 05/01/2010	167	167
		17,603,971
Federal National Mortgage Association - 24.21%
4.50% due 12/01/2099	3,650,000	3,385,945
5.00% due 08/01/2034 to 02/01/2036	5,158,757	4,984,857
5.00% TBA **	45,600,000	43,800,939
5.25% due 08/01/2012	220,000	203,024
5.268% due 11/01/2035 (b)	237,709	241,337
5.50% due 04/01/2036 to 08/01/2037	7,908,190	7,796,383
5.50% TBA **	49,320,000	48,688,087
6.00% due 04/18/2036 to 10/01/2037	8,125,360	8,224,498
6.00% TBA **	300,000	307,242
6.25% due 02/01/2011	270,000	257,712
6.50% due 10/01/2032 to 09/01/2037 (b)	4,631,531	4,772,072
7.50% due 07/01/2030 to 02/01/2031	8,539	9,169
8.00% due 07/01/2027 to 08/01/2027	39,060	41,824
8.80% due 01/25/2019	23,656	25,810
10.40% due 04/25/2019	6,456	7,033
5.00% due 10/15/2010	180,000	180,442
		122,926,374
Government National Mortgage Association - 2.00%
5.00% due 06/15/2033 to 08/15/2035	2,476,625	2,432,452
5.00% TBA **	700,000	683,157
6.00% due 01/15/2037	6,906,246	7,023,598
7.50% due 04/15/2022 to 10/15/2027	11,238	12,078
		10,151,285
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $149,380,930)		$151,321,514

Strategic Bond Fund (continued)
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS - 3.93%

Brazil - 1.67%
Federative Republic of Brazil
6.00% due 05/15/2015	BRL	633,000	$628,633
6.00% due 05/15/2017		694,000	681,788
10.00% due 07/01/2010		12,360,000	7,186,127
10.00% due 01/01/2010		1,000	590
			8,497,138

Indonesia - 0.29%
Republic of Indonesia
11.00% due 09/15/2025	IDR	14,993,000,000	1,469,612

Italy - 0.10%
Republic of Italy
5.804% due 10/25/2032		$440,000	485,432

Mexico - 0.28%
Government of Mexico
5.625% due 01/15/2017		684,000	690,498
6.75% due 09/27/2034		675,000	725,625
			1,416,123

Russia - 0.75%
Government of Russia
7.50% due 03/31/2030		3,423,860	3,822,363

Turkey - 0.84%
Republic of Turkey
6.875% due 03/17/2036		4,575,000	4,260,469
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $18,815,275)			$19,951,137

CORPORATE BONDS - 45.38%

Aerospace - 0.09%
DRS Technologies, Inc.
6.625% due 02/01/2016		400,000	412,000
7.625% due 02/01/2018		25,000	26,312
			438,312

Air Travel - 0.47%
Continental Airlines, Inc.
6.541% due 09/15/2009		5,575	4,906
Continental Airlines, Inc., Series C
7.339% due 04/19/2014		140,000	105,000
DAE Aviation Holdings, Inc.
11.25% due 08/01/2015 (h)		2,360,000	2,277,400
			2,387,306

Aluminum - 0.37%
Novelis, Inc.
7.25% due 02/15/2015		2,035,000	1,887,463

Auto Parts - 0.30%
Keystone Automotive Operations, Inc.
9.75% due 11/01/2013		170,000	68,850
Visteon Corp.
8.25% due 08/01/2010		556,000	469,820
12.25% due 12/31/2016 (h)		1,437,000	984,345
			1,523,015

Auto Services - 0.57%
Hertz Corp.
8.875% due 01/01/2014		260,000	243,425
10.50% due 01/01/2016		1,410,000	1,244,325

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Strategic Bond Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Auto Services (continued)
Penhall International Corp.
12.00% due 08/01/2014 (h)		$1,965,000	$1,414,800
			2,902,550

Automobiles - 2.00%
Ford Motor Company
6.625% due 10/01/2028		150,000	65,250
7.45% due 07/16/2031		5,985,000	3,082,275
8.875% due 01/15/2022		90,000	45,900
8.90% due 01/15/2032		100,000	53,000
General Motors Corp.
8.25% due 07/15/2023		580,000	282,750
8.375% due 07/15/2033		13,370,000	6,618,150
			10,147,325

Banking - 1.76%
Bank of America Corp.
5.42% due 03/15/2017		1,100,000	977,781
Glitnir Banki HF
6.33% due 07/28/2011 (h)		440,000	356,652
6.375% due 09/25/2012 (h)		580,000	446,538
6.693% due 06/15/2016 (b)(h)		620,000	373,286
7.451% due 09/14/2049 (b)(h)		100,000	56,583
HSBC Bank PLC zero coupon due 11/01/2011 (b)	RUB	13,382,000	531,775
HSBC Bank PLC, Series E, MTN zero coupon due 11/01/2011		$208,835	185,370
HSBC Bank USA, BKNT
7.00% due 11/01/2011 (b)(h)		27,312	28,093
7.00% due 11/01/2011 (b)(h)		26,285	26,521
ICICI Bank, Ltd.
6.375% due 04/30/2022 (b)(h)		786,000	659,711
6.375% due 04/30/2022 (b)		340,000	288,769
Kaupthing Bank HF
7.125% due 05/19/2016 (h)		230,000	156,669
7.625% due 02/28/2015 (h)		1,280,000	947,631
RSHB Capital SA for OJSC Russian Agricultural Bank
6.299% due 05/15/2017 (h)		1,130,000	1,003,440
TuranAlem Finance BV
8.25% due 01/22/2037 (h)		1,490,000	1,054,175
8.25% due 01/22/2037		500,000	353,750
Wachovia Corp.
5.25% due 08/01/2014		1,740,000	1,481,238
			8,927,982

Broadcasting - 0.52%
News America, Inc.
5.30% due 12/15/2014		2,635,000	2,603,696
6.65% due 11/15/2037		50,000	48,202
			2,651,898

Building Materials & Construction - 0.58%
Associated Materials, Inc.
zero coupon, Step up to 11.25% on 03/01/2009 due 03/01/2014		2,645,000	1,772,150
K Hovnanian Enterprises, Inc.
11.50% due 05/01/2013 (h)		810,000	827,212

Strategic Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Building Materials & Construction (continued)
NTK Holdings, Inc.
zero coupon due 03/01/2014	$865,000	$363,300
		2,962,662

Business Services - 0.61%
Affinion Group, Inc.
10.125% due 10/15/2013	425,000	418,625
11.50% due 10/15/2015	130,000	126,750
Allied Security Escrow Corp.
11.375% due 07/15/2011	207,000	218,644
Ceridian Corp., PIK
12.25% due 11/15/2015 (h)	110,000	97,763
Electronic Data Systems Corp.
7.125% due 10/15/2009	720,000	743,841
Sungard Data Systems, Inc.
9.125% due 08/15/2013	275,000	279,125
10.25% due 08/15/2015	730,000	735,475
U.S. Investigations Services, Inc.
10.50% due 11/01/2015 (h)	510,000	453,900
		3,074,123

Cable & Television - 1.65%
AT&T Broadband Corp.
8.375% due 03/15/2013	785,000	867,065
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp.
11.00% due 10/01/2015	2,362,000	1,812,835
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp.
10.25% due 10/01/2013	267,000	238,965
Charter Communications Holdings LLC
11.75 due 05/15/2011	2,000,000	1,320,000
12.125 due 01/15/2012	50,000	33,000
Charter Communications, Inc.
10.875% due 09/15/2014	380,000	399,000
Comcast Corp.
6.50% due 01/15/2015	460,000	467,025
6.50% due 01/15/2017	230,000	231,981
CSC Holdings, Inc.
6.75% due 04/15/2012	250,000	243,750
CSC Holdings, Inc., Series B
8.125% due 08/15/2009	325,000	329,875
8.125% due 07/15/2009	25,000	25,344
Echostar DBS Corp.
7.75% due 05/31/2015	1,030,000	983,650
Time Warner Entertainment Company LP
8.375% due 07/15/2033	430,000	460,967
Time Warner, Inc.
7.625% due 04/15/2031	955,000	955,596
		8,369,053

Cellular Communications - 0.13%
ALLTEL Communications, Inc., PIK
10.375% due 12/01/2017 (h)	130,000	149,500
Rogers Wireless, Inc.
8.00% due 12/15/2012	20,000	20,525
Rural Cellular Corp.
5.6819% due 06/01/2013 (b)	130,000	132,600
9.875% due 02/01/2010	60,000	61,500

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Strategic Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Cellular Communications (continued)
True Move Company, Ltd.
10.75% due 12/16/2013 (h)	$385,000	$306,075
		670,200

Chemicals - 0.14%
Arco Chemical Company
9.80% due 02/01/2020	75,000	54,375
Georgia Gulf Corp.
10.75% due 10/15/2016	725,000	355,250
Huntsman International LLC
7.875% due 11/15/2014	75,000	69,750
Methanex Corp.
8.75% due 08/15/2012	125,000	131,250
Montell Finance Company BV
8.10% due 03/15/2027 (h)	150,000	76,500
		687,125

Coal - 0.04%
International Coal Group, Inc.
10.25% due 07/15/2014	180,000	182,700

Commercial Services - 0.44%
DI Finance/DynCorp International LLC, Series B
9.50% due 02/15/2013	350,000	347,375
Rental Service Corp.
9.50% due 12/01/2014	2,385,000	1,908,000
		2,255,375

Computers & Business Equipment - 0.02%
Activant Solutions, Inc.
9.50% due 05/01/2016	140,000	105,700

Construction Materials - 0.02%
Nortek, Inc.
8.50% due 09/01/2014	165,000	100,650

Containers & Glass - 0.09%
Graham Packaging Company
9.875% due 10/15/2014	220,000	193,050
Graphic Packaging International Corp.
9.50% due 08/15/2013	210,000	197,400
Plastipak Holdings, Inc.
8.50% due 12/15/2015 (h)	95,000	78,850
Radnor Holdings Corp.
11.00% due 03/15/2010	125,000	156
		469,456

Crude Petroleum & Natural Gas - 0.90%
Anadarko Finance Company, Series B
7.50% due 05/01/2031	730,000	759,193
Anadarko Petroleum Corp.
3.1762% due 09/15/2009 (b)	730,000	723,886
5.95% due 09/15/2016	50,000	48,725
Chesapeake Energy Corp.
6.25% due 01/15/2018	90,000	82,350
6.50% due 08/15/2017	90,000	83,700
6.875% due 01/15/2016	450,000	432,000
7.00% due 08/15/2014	200,000	198,000
7.25% due 12/15/2018	260,000	253,500
Conoco, Inc.
6.95% due 04/15/2029	1,020,000	1,115,784

Strategic Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Crude Petroleum & Natural Gas (continued)
Mariner Energy, Inc.
7.50% due 04/15/2013	$80,000	$74,800
OPTI Canada, Inc.
7.875% due 12/15/2014	220,000	217,525
8.25% due 12/15/2014	125,000	124,844
PetroHawk Energy Corp.
9.125% due 07/15/2013	120,000	119,400
Quicksilver Resources, Inc.
7.125% due 04/01/2016	250,000	217,500
W&T Offshore, Inc.
8.25% due 06/15/2014 (h)	105,000	94,500
		4,545,707

Domestic Oil - 0.14%
Exco Resources, Inc.
7.25% due 01/15/2011	335,000	331,650
Whiting Petroleum Corp.
7.00% due 02/01/2014	375,000	356,250
		687,900

Drugs & Health Care - 0.19%
Humana, Inc.
6.30% due 08/01/2018	1,065,000	975,967

Educational Services - 0.28%
Education Management Corp.
8.75% due 06/01/2014	525,000	478,407
10.25% due 06/01/2016	1,105,000	968,256
		1,446,663

Electrical Utilities - 3.65%
AES Corp.
7.75% due 03/01/2014	2,813,000	2,798,935
7.75% due 10/15/2015	270,000	267,300
8.00% due 10/15/2017	2,215,000	2,181,775
9.375% due 09/15/2010	1,100,000	1,155,000
Dominion Resources, Inc.
5.70% due 09/17/2012	730,000	739,886
Edison Mission Energy
7.00% due 05/15/2017	280,000	268,100
7.20% due 05/15/2019	370,000	355,200
7.625% due 05/15/2027	130,000	117,325
7.75% due 06/15/2016	140,000	140,000
Energy Future Holdings Corp.
11.25% due 11/01/2017 (h)	3,710,000	3,663,625
Exelon Corp.
5.625% due 06/15/2035	170,000	146,100
FirstEnergy Corp.
6.45% due 11/15/2011	430,000	441,758
7.375% due 11/15/2031	675,000	724,168
Mirant Mid Atlantic LLC, Series B
9.125% due 06/30/2017	536,717	580,996
Orion Power Holdings, Inc.
12.00% due 05/01/2010	170,000	183,600
Pacific Gas & Electric Company
6.05% due 03/01/2034	490,000	470,477
TXU Corp., Series P
5.55% due 11/15/2014	1,000,000	779,811
TXU Corp., Series Q
6.50% due 11/15/2024	1,140,000	814,546

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Strategic Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Electrical Utilities (continued)
TXU Corp., Series R
6.55% due 11/15/2034	$3,880,000	$2,719,721
		18,548,323

Electronics - 0.12%
L-3 Communications Corp.
7.625% due 06/15/2012	550,000	559,625
L-3 Communications Corp., Series B
6.375% due 10/15/2015	75,000	71,813
	631,438

Energy - 0.58%
Dynegy Holdings, Inc.
7.75% due 06/01/2019	330,000	304,425
Mirant North America LLC
7.375% due 12/31/2013	300,000	297,750
NRG Energy, Inc.
7.25% due 02/01/2014	1,150,000	1,134,188
7.375% due 02/01/2016	910,000	898,625
VeraSun Energy Corp.
9.375% due 06/01/2017	120,000	70,200
9.875% due 12/15/2012	250,000	217,500
		2,922,688

Financial Services - 12.04%
Aiful Corp.
5.00% due 08/10/2010 (h)	440,000	372,819
American General Finance Corp.
6.90% due 12/15/2017	280,000	224,298
Bear Stearns Companies, Inc.
7.25% due 02/01/2018	2,650,000	2,745,744
CDX North America High Yield, Series 8-T1
7.625% due 06/29/2012 (h)	8,939,700	8,347,445
Citigroup, Inc.
5.00% due 09/15/2014	1,080,000	966,379
5.625% due 08/27/2012	1,090,000	1,039,538
5.875% due 05/29/2037	8,270,000	6,972,553
6.125% due 08/25/2036	50,000	40,813
6.875% due 03/05/2038	1,240,000	1,195,362
Countrywide Financial Corp.
6.25% due 05/15/2016	420,000	342,297
Credit Suisse USA, Inc.
5.50% due 08/16/2011	270,000	273,991
El Paso Performance-Linked Trust
7.75% due 07/15/2011 (h)	980,000	990,778
Ford Motor Credit Company
7.00% due 10/01/2013	80,000	57,961
7.375% due 10/28/2009	70,000	65,060
7.875% due 06/15/2010	1,875,000	1,616,304
Ford Motor Credit Company LLC
5.5381% due 01/13/2012 (b)	60,000	44,298
7.80% due 06/01/2012	700,000	519,865
8.0262% due 06/15/2011 (b)	836,000	654,299
9.875% due 08/10/2011	725,000	595,153
12.00% due 05/15/2015 (b)	9,990,000	8,450,471
General Motors Acceptance Corp.
5.85% due 01/14/2009	350,000	335,140
8.00% due 11/01/2031	14,195,000	7,656,059
GMAC LLC
6.00% due 04/01/2011	1,945,000	1,203,521

Strategic Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Financial Services (continued)
Goldman Sachs Group LP
4.50% due 06/15/2010	$580,000	$582,053
Hawker Beechcraft Acquisition Company LLC
8.875% due 04/01/2015	680,000	678,300
9.75% due 04/01/2017	55,000	53,900
HSBC Finance Capital Trust IX
5.911% due 11/30/2035 (b)	1,650,000	1,314,172
International Lease Finance Corp.
5.875% due 05/01/2013	815,000	716,537
J.P. Morgan Chase & Company
6.625% due 03/15/2012	970,000	1,004,879
Lehman Brothers Holdings, Inc.
4.50% due 07/26/2010	775,000	734,506
Lehman Brothers Holdings, Inc., MTN
6.20% due 09/26/2014	290,000	271,655
6.75% due 12/28/2017	2,620,000	2,349,763
Leucadia National Corp.
8.125% due 09/15/2015	970,000	976,062
Merrill Lynch & Company, Inc.
5.70% due 05/02/2017	1,090,000	922,624
Morgan Stanley
3.235% due 10/18/2016 (b)	250,000	205,336
4.75% due 04/01/2014	2,280,000	2,001,895
Nell AF SARL
8.375% due 08/15/2015 (h)	182,000	107,380
Residential Capital LLC
9.625% due 05/15/2015 (h)	2,544,000	839,520
Shinsei Finance Cayman, Ltd.
6.418% due 01/29/2049 (b)(h)	850,000	508,724
TNK-BP Finance SA
6.625% due 03/20/2017	480,000	409,109
7.50% due 07/18/2016 (h)	1,330,000	1,190,350
7.875% due 03/13/2018 (h)	340,000	303,450
Wells Fargo Company
5.30% due 08/26/2011	1,250,000	1,273,268
		61,153,631

Food & Beverages - 0.29%
Dole Food Company, Inc.
7.25% due 06/15/2010	230,000	212,750
8.625% due 05/01/2009	1,200,000	1,185,000
Kroger Company
6.15% due 01/15/2020	60,000	59,656
6.40% due 08/15/2017	40,000	40,871
		1,498,277

Forest Products - 0.10%
Weyerhaeuser Company
6.75% due 03/15/2012	480,000	493,304

Funeral Services - 0.02%
Service Corp. International
7.50% due 04/01/2027	30,000	24,525
7.625% due 10/01/2018	65,000	62,400
		86,925

Furniture & Fixtures - 0.14%
Norcraft Companies LP
9.00% due 11/01/2011	400,000	398,000

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Strategic Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Furniture & Fixtures (continued)
Norcraft Holdings Capital
zero coupon, Step up to 9.75% on 09/01/2008 due 09/01/2012	$350,000	$311,500
		709,500

Gas & Pipeline Utilities - 2.16%
El Paso Corp.
7.00% due 06/15/2017	1,330,000	1,303,083
7.375% due 12/15/2012	475,000	480,162
7.75% due 01/15/2032	5,510,000	5,411,321
7.80% due 08/01/2031	1,783,000	1,760,713
7.875% due 06/15/2012	500,000	513,034
El Paso Natural Gas Company
8.375% due 06/15/2032	480,000	530,880
Kinder Morgan Energy Partners LP
5.00% due 12/15/2013	140,000	136,142
6.30% due 02/01/2009	100,000	100,755
6.75% due 03/15/2011	100,000	103,721
7.125% due 03/15/2012	20,000	20,953
Williams Companies, Inc.
7.625% due 07/15/2019	25,000	26,125
7.875% due 09/01/2021	275,000	288,750
8.75% due 03/15/2032	267,000	300,375
		10,976,014

Healthcare Products - 0.29%
Advanced Medical Optics, Inc.
7.50% due 05/01/2017	95,000	85,025
Biomet, Inc.
11.625% due 10/15/2017	1,200,000	1,261,500
Leiner Health Products, Inc.
11.00% due 06/01/2012 []	500,000	25,000
Universal Hospital Services, Inc.
6.3025% due 06/01/2015 (b)	50,000	46,500
8.50% due 06/01/2015	40,000	39,800
		1,457,825

Healthcare Services - 0.29%
DaVita, Inc.
7.25% due 03/15/2015	420,000	413,175
U.S. Oncology Holdings, Inc., PIK
7.9494% due 03/15/2012	215,000	172,000
Vanguard Health Holding Company I LLC
zero coupon, Step up to 11.25% on 10/01/2009 due 10/01/2015	300,000	269,250
Vanguard Health Holding Company II LLC
9.00% due 10/01/2014	640,000	628,800
		1,483,225

Holdings Companies/Conglomerates - 0.10%
Ashtead Capital, Inc.
9.00% due 08/15/2016 (h)	558,000	502,200
Leucadia National Corp.
7.125% due 03/15/2017	10,000	9,412
		511,612

Hotels & Restaurants - 0.06%
Buffets, Inc.
12.50% due 11/01/2014 []	195,000	1,950
CCM Merger, Inc.
8.00% due 08/01/2013 (h)	105,000	84,525

Strategic Bond Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Hotels & Restaurants (continued)
El Pollo Loco, Inc.
11.75% due 11/15/2013		$95,000	$92,150
Sbarro, Inc.
10.375% due 02/01/2015		170,000	117,300
			295,925

Industrial Machinery - 0.08%
H&E Equipment Services, Inc.
8.375% due 07/15/2016		445,000	384,925

Insurance - 0.03%
American International Group, Inc., MTN
5.85% due 01/16/2018		160,000	134,720

International Oil - 2.31%
Corral Finans AB, PIK
4.2906% due 04/15/2010 (b)(h)		104,549	88,344
Gaz Capital for Gazprom
6.212% due 11/22/2016 (h)		1,070,000	965,247
6.51% due 03/07/2022 (h)		480,000	406,752
8.625% due 04/28/2034		800,000	830,000
Gazprom OAO, Series A7
6.72% due 10/29/2009 (m)	RUB	16,500,000	655,678
Gazprom OAO, Series A8
7.00% due 10/27/2011 (m)		5,500,000	209,188
KazMunaiGaz Finance Sub BV
8.375% due 07/02/2013 (h)		$1,230,000	1,248,450
Kerr-McGee Corp.
6.95% due 07/01/2024		490,000	499,940
OAO Gazprom
9.625% due 03/01/2013		150,000	162,000
Pemex Project Funding Master Trust
6.625% due 06/15/2035		6,389,000	6,306,952
6.625% due 06/15/2035 (h)		140,000	138,202
Petroplus Finance, Ltd.
6.75% due 05/01/2014 (h)		110,000	99,550
7.00% due 05/01/2017 (h)		130,000	115,375
			11,725,678

Leisure Time - 0.23%
Boyd Gaming Corp.
6.75% due 04/15/2014		400,000	309,000
Inn of the Mountain Gods Resort & Casino
12.00% due 11/15/2010		190,000	135,375
MGM Mirage, Inc.
6.625% due 07/15/2015		20,000	15,950
7.625% due 01/15/2017		350,000	288,312
Mohegan Tribal Gaming Authority
6.875% due 02/15/2015		150,000	105,000
7.125% due 08/15/2014		150,000	110,250
River Rock Entertainment Authority
9.75% due 11/01/2011		25,000	23,250
Snoqualmie Entertainment Authority
6.875% due 02/01/2014 (b)(h)		45,000	32,963
Station Casinos, Inc.
7.75% due 08/15/2016		240,000	162,000
			1,182,100

Manufacturing - 1.08%
Sequa Corp.
11.75% due 12/01/2015 (h)		140,000	123,200

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Strategic Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Manufacturing (continued)
Sequa Corp. (continued)
13.50% due 12/01/2015 (h)	$140,000	$123,200
Tyco International Group SA
6.00% due 11/15/2013	1,040,000	1,033,856
6.125% due 11/01/2008	950,000	951,613
6.125% due 01/15/2009	20,000	20,034
6.375% due 10/15/2011	180,000	180,502
6.75% due 02/15/2011	360,000	367,092
Tyco International, Ltd. / Tyco International Finance SA
6.875% due 01/15/2021 (h)	2,760,000	2,662,158
		5,461,655

Medical-Hospitals - 1.20%
Community Health Systems, Inc.
8.875% due 07/15/2015	360,000	363,600
HCA, Inc.
6.375% due 01/15/2015	265,000	218,625
6.50% due 02/15/2016	313,000	260,572
7.50% due 12/15/2023	25,000	19,397
7.50% due 11/06/2033	30,000	22,875
9.125% due 11/15/2014	670,000	688,425
9.25% due 11/15/2016	1,140,000	1,172,775
9.625% due 11/15/2016	2,425,000	2,446,219
Tenet Healthcare Corp.
6.875% due 11/15/2031	1,125,000	810,000
7.375% due 02/01/2013	125,000	117,344
		6,119,832

Metal & Metal Products - 0.02%
Noranda Aluminium Holding Corp.
8.5775% due 11/15/2014 (b)	160,000	127,200

Mining - 1.05%
Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017	1,600,000	1,696,000
Vale Overseas, Ltd.
6.875% due 11/21/2036	3,117,000	3,054,610
Vedanta Resources PLC
8.75% due 01/15/2014 (h)	600,000	597,000
		5,347,610

Office Furnishings & Supplies - 0.05%
Interface, Inc.
9.50% due 02/01/2014	100,000	105,000
10.375% due 02/01/2010	150,000	157,500
		262,500

Paper - 0.89%
Abitibi-Consolidated Company of Canada
13.75% due 04/01/2011 (h)	690,000	724,500
Appleton Papers, Inc.
8.125% due 06/15/2011	15,000	13,725
Appleton Papers, Inc., Series B
9.75% due 06/15/2014	305,000	240,950
NewPage Corp.
9.0506% due 05/01/2012 (b)	1,705,000	1,598,438
NewPage Holding Corp.
9.9862% due 11/01/2013	1,271,696	1,179,498
Smurfit Capital Funding PLC
7.50% due 11/20/2025	200,000	174,000

Strategic Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Paper (continued)
Verso Paper Holdings LLC / Verson Paper Inc., Series B
11.375% due 08/01/2016	$710,000	$603,500
		4,534,611

Petroleum Services - 0.32%
Belden & Blake Corp.
8.75% due 07/15/2012	725,000	737,687
Compagnie Generale de Geophysique SA
7.50% due 05/15/2015	50,000	49,750
Complete Production Services, Inc.
8.00% due 12/15/2016	235,000	230,888
Enterprise Products Operating LP
8.375% due 08/01/2066 (b)	210,000	207,490
Key Energy Services, Inc.
8.375% due 12/01/2014 (h)	150,000	151,125
Pride International, Inc.
7.375% due 07/15/2014	210,000	213,150
SemGroup LP
8.75% due 11/15/2015 [] (h)	200,000	37,000
		1,627,090

Photography - 1.70%
Eastman Kodak Company
3.375% due 10/15/2033	4,210,000	3,957,400
7.25% due 11/15/2013	4,790,000	4,670,250
		8,627,650

Publishing - 0.41%
Dex Media West LLC
9.875% due 08/15/2013	75,000	57,750
Idearc, Inc.
8.00% due 11/15/2016	1,235,000	558,837
TL Acquisitions, Inc.
10.50% due 01/15/2015 (h)	1,740,000	1,487,700
		2,104,287

Railroads & Equipment - 0.22%
Grupo Transportacion Ferroviaria Mexicana,
SA de CV
9.375% due 05/01/2012	130,000	135,850
Kansas City Southern de Mexico SA de CV
7.375% due 06/01/2014	850,000	828,750
7.625% due 12/01/2013	50,000	49,000
Kansas City Southern Railway Company
7.50% due 06/15/2009	120,000	121,350
		1,134,950

Real Estate - 0.20%
Ashton Woods USA
9.50% due 10/01/2015	75,000	41,250
Forest City Enterprises, Inc.
7.625% due 06/01/2015	5,000	4,500
Realogy Corp.
10.50% due 04/15/2014	500,000	295,000
11.00% due 04/15/2014	200,000	94,000
12.375% due 04/15/2015	900,000	414,000
Ventas Realty LP/Ventas Capital Corp.
6.50% due 06/01/2016	35,000	33,250
6.75% due 04/01/2017	150,000	142,500
		1,024,500

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Strategic Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Retail - 0.23%
Eye Care Centers of America
10.75% due 02/15/2015	$35,000	$36,094
Michaels Stores, Inc.
10.00% due 11/01/2014	800,000	600,000
11.375% due 11/01/2016	100,000	64,000
Suburban Propane Partners LP
6.875% due 12/15/2013	365,000	332,150
Wal-Mart Stores, Inc.
5.80% due 02/15/2018	140,000	146,388
		1,178,632

Retail Trade - 1.03%
American Greetings Corp.
7.375% due 06/01/2016	15,000	14,250
Blockbuster, Inc.
9.00% due 09/01/2012	1,190,000	943,075
CVS Corp.
9.35% due 01/10/2023 (h)	1,700,000	1,615,000
CVS Pass-Through Trust
6.036% due 12/10/2028 (h)	452,094	417,355
Dollar General Corp., PIK
11.875% due 07/15/2017	350,000	330,750
Neiman Marcus Group, Inc.
10.375% due 10/15/2015	1,940,000	1,891,500
		5,211,930

Sanitary Services - 0.14%
Waste Management, Inc.
6.375% due 11/15/2012	730,000	732,705

Semiconductors - 0.02%
NXP BV/NXP Funding LLC
7.875% due 10/15/2014	120,000	98,400
9.50% due 10/15/2015	35,000	23,713
		122,113

Steel - 1.37%
Evraz Group SA
8.875% due 04/24/2013 (h)	1,050,000	1,021,125
GTL Trade Finance, Inc.
7.25% due 10/20/2017 (h)	2,390,000	2,406,486
Metals USA, Inc.
11.125% due 12/01/2015	450,000	470,250
Ryerson, Inc.
12.00% due 11/01/2015 (h)	2,845,000	2,788,100
Steel Dynamics, Inc.
7.375% due 11/01/2012	110,000	108,900
Tube City IMS Corp.
9.75% due 02/01/2015	155,000	144,925
		6,939,786

Telecommunications Equipment & Services - 0.60%
Citizens Communications Company
7.875% due 01/15/2027	200,000	172,000
Deutsche Telekom International Finance BV
5.75% due 03/23/2016	430,000	413,099
Hawaiian Telcom Communications, Inc., Series B
12.50% due 05/01/2015	110,000	19,250
Intelsat Bermuda, Ltd.
11.25% due 06/15/2016	510,000	534,863

Strategic Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Telecommunications Equipment & Services (continued)
Level 3 Financing, Inc.
9.25% due 11/01/2014	$460,000	$422,050
Royal KPN NV
8.00% due 10/01/2010	580,000	614,304
VIP Finance Ireland, Ltd. for OJSC Vimpel
Communications
8.375% due 04/30/2013 (h)	880,000	850,515
		3,026,081

Telephone - 0.90%
Cincinnati Bell Telephone Company
6.30% due 12/01/2028	95,000	72,912
Nordic Telephone Company Holdings
8.875% due 05/01/2016 (h)	470,000	452,375
Qwest Communications International, Inc., Series B
7.50% due 02/15/2014	306,000	278,460
Qwest Corp.
6.0262% due 06/15/2013 (b)	90,000	83,250
Sprint Capital Corp.
8.375% due 03/15/2012	1,750,000	1,763,125
Telecom Italia Capital SA
5.25% due 10/01/2015	500,000	450,659
Verizon Florida LLC, Series F
6.125% due 01/15/2013	295,000	300,647
Virgin Media, Inc.
9.125% due 08/15/2016	950,000	904,875
Windstream Corp.
8.625% due 08/01/2016	255,000	252,450
		4,558,753

Tobacco - 0.09%
Alliance One International, Inc.
8.50% due 05/15/2012	50,000	46,875
11.00% due 05/15/2012	390,000	396,825
		443,700

Travel Services - 0.01%
Expedia Inc.
8.50% due 07/01/2016 (h)	30,000	29,175

Trucking & Freight - 0.05%
Saint Acquisition Corp.
10.5544% due 05/15/2015 (b)(h)	160,000	56,000
12.50% due 05/15/2017 (h)	485,000	178,238
		234,238
TOTAL CORPORATE BONDS (Cost $263,737,073)		$230,444,240

COLLATERALIZED MORTGAGE OBLIGATIONS - 9.26%
Banc of America Commercial Mortgage, Inc., Series 2006-1, Class A4
5.372% due 09/10/2045 (b)	340,000	312,695
Bear Stearns Structured Products Inc., Series 2007-EMX1, Class A1
3.4719% due 03/25/2037 (b)(h)	3,944,999	3,805,740
Bear Stearns Structured Products Inc., Series 2007-R11, Class A1A
3.0719% due 09/27/2037 (b)(h)	4,586,056	4,368,219

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Strategic Bond Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial Mortgage Asset Trust, Series 1999-C1, Class C
7.35% due 01/17/2032	$295,000	$312,060
Commercial Mortgage Pass-Through Certificates, Series 2001-J2A, Class A1
5.447% due 07/16/2034 (h)	259,653	259,617
Countrywide Alternative Loan Trust, Series 2006-OA9, Class 1A1
2.6706% due 07/20/2046 (b)	1,981,318	1,154,107
Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1B
2.6706% due 07/20/2046 (b)	1,333,408	769,600
Countrywide Home Loans, Series 2006-HYB3, Class 2A1A
5.7062% due 04/20/2036 (b)	118,310	91,914
Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4
5.609% due 02/15/2039 (b)	1,675,000	1,560,542
First Boston Mortgage Securities Corp., Series D
10.965% IO due 05/25/2017	9,235	2,170
First Union National Bank Commercial Mortgage, Series 2000-C1
0.8123% IO due 05/17/2032 (b)	12,633,288	169,980
Freddie Mac, Series 3330, Class VA
5.00% due 06/15/2018	275,215	272,019
GMAC Mortgage Corp Loan Trust, Series 2004-AR1, Class 24A
5.0528% due 06/25/2034	752,710	513,495
Green Tree Financial Corp., Series 1997-6, Class A8
7.07% due 01/15/2029	369,402	367,824
GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF
2.8219% due 03/25/2035 (b)(h)	742,066	679,468
GSR Mortgage Loan Trust, Series 2004-7, Class 4A1
4.8419% due 06/25/2034 (b)	707,506	610,567
GSRPM Mortgage Loan Trust, Series 2003-1, Class A3
2.9719% due 01/25/2032 (b)	81,818	52,950
Harborview Mortgage Loan Trust, Series 2007-7, Class 2A1A
3.4719% due 11/25/2047 (b)	3,792,495	2,289,947
Impac CMB Trust, Series 2003-4, Class 1A1
3.1119% due 10/25/2033 (b)	48,896	30,160
IndyMac Index Mortgage Loan Trust, Series 2005-AR14, Class 2A1A
2.7719% due 08/25/2035 (b)	1,244,688	774,014
IndyMac Index Mortgage Loan Trust, Series 2006-AR6, Class 2A1A
2.6719% due 06/25/2047 (b)	3,454,720	2,120,102
IndyMac Index Mortgage Loan Trust, Series 2007-AR15, Class 2A1
5.9824% due 08/25/2037 (b)	2,497,537	1,608,493
Indymac Index Mortgage Loan Trust, Series 2007-AR5, Class 2A1
6.1064% due 05/25/2037 (b)	1,849,047	1,186,049
J.P. Morgan Chase Commercial Mortgage Securities Corp, Series 2006-CB15, Class A4
5.814% due 06/12/2043 (b)	2,370,000	2,228,903

Strategic Bond Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

J.P. Morgan Mortgage Trust, Series 2005-A6, Class 7A1
4.9621% due 08/25/2035 (b)	$97,281	$89,453
Luminent Mortgage Trust, Series 2006-4, Class A1A
2.6619% due 05/25/2046 (b)	1,616,463	1,017,909
Master Adjustable Rate Mortgages Trust, Series 2007-R5, Class A1
5.6529% due 11/25/2035 (b)	1,503,540	1,413,779
Master Adjustable Rate Mortgages Trust., Series 2007-3, Class 12A1
2.6719% due 05/25/2047 (b)	4,017,751	2,486,225
Master Adjustable Rate Mortgages Trust., Series 2006-2, Class 3A1
4.849% due 01/25/2036 (b)	136,376	124,835
Master Adjustable Rate Mortgages Trust., Series 2006-OA1, Class 1A1
2.6819% due 04/25/2046 (b)	2,513,058	1,617,883
MASTR Asset Securitization Trust, Series 2003-6, Class 1A1
5.50% due 07/25/2033	1,192,539	1,112,851
Merit Securities Corp., Series 11PA, Class B2
3.96% due 09/28/2032 (b)(h)	375,942	260,944
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4
5.8412% due 05/12/2039 (b)	970,000	909,960
Morgan Stanley Mortgage Loan Trust, Series 2004-8AR, Class 4A1
5.3624% due 10/25/2034 (b)	626,771	541,551
Novastar Mortgage-Backed Notes, Series 2006-MTA1, Class 2A1A
2.6619% due 09/25/2046 (b)	1,551,400	960,622
Prime Mortgage Trust, Series 2006-DR1, Class 2A2
6.00% due 05/25/2035 (h)	1,922,036	1,635,007
Structured Asset Mortgage Investments, Inc., Series 2005-AR3, Class 2A1
6.3547% due 08/25/2035 (b)	112,820	86,133
Structured Asset Mortgage Investments, Inc., Series 2006-AR6, Class 1A3
2.6619% due 07/25/2046 (b)	1,801,411	866,805
Thornburg Mortgage Securities Trust, Series 2006-1, Class A3
2.6419% due 01/25/2046 (b)	838,481	831,597
Thornburg Mortgage Securities Trust, Series 2006-3, Class A2
2.5769% due 05/25/2046 (b)	2,004,667	1,923,530
Thornburg Mortgage Securities Trust, Series 2006-3, Class A3
2.5819% due 06/25/2046 (b)	2,216,371	2,191,788
Thornburg Mortgage Securities Trust, Series 2007-4, Class 2A1
6.2165% due 09/25/2037 (b)	1,553,671	1,358,373
Thornburg Mortgage Securities Trust, Series 2007-4, Class 3A1
6.2155% due 09/25/2037 (b)	1,479,431	1,292,290
WaMu Mortgage Pass-Through Certificates, Series 2005-AR17, Class A1A1
2.7419% due 12/25/2045 (b)	1,253,010	778,905
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $58,507,184)		$47,041,075

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Strategic Bond Fund (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES - 5.38%
ACE Securities Corp., Series 2006-GP1, Class A
2.6019% due 02/25/2031 (b)	$1,162,125	$904,453
Amortizing Residential Collateral Trust, Series 2002-BC6, Class M2
4.2719% due 08/25/2032 (b)	64,352	22,518
Asset Backed Securities Corp., Series 2003-HE2, Class M2
5.3169% due 04/15/2033 (b)	49,078	32,623
Bear Stearns Asset Backed Securities Inc., Series 2003-ABF1, Class A
2.8419% due 01/25/2034 (b)	52,756	39,612
Bear Stearns Asset Backed Securities Inc., Series 2007-SD1, Class 1A2A
6.00% due 10/25/2036	3,003,625	2,649,762
Bear Stearns Asset Backed Securities Inc., Series 2007-SD1, Class 1A3A
6.50% due 10/25/2036	2,924,291	2,314,760
Bear Stearns Asset Backed Securities Trust, Series 2007-HE6, Class 1A1
3.7219% due 08/25/2037 (b)	1,973,155	1,688,281
Countrywide Asset-Backed Certificates, Series 2004-5, Class M4
3.7219% due 06/25/2034 (b)	187,701	80,561
Ellington Loan Acquisition Trust, Series 2007-1, Class A2A1
3.4719% due 05/25/2037 (b)(h)	2,077,447	1,912,294
Ellington Loan Acquisition Trust, Series 2007-1, Class A2C
3.7219% due 05/25/2037 (b)(h)	2,300,000	1,259,444
EMC Mortgage Loan Trust, Series 2003-B, Class A1
3.0219% due 11/25/2041 (b)(h)	229,521	223,991
GSAMP Trust, Series 2006-S4, Class A1
2.5619% due 05/25/2036 (b)	546,959	252,836
IndyMac Seconds Asset Backed Trust, Series 2006-A, Class A
2.6019% due 06/25/2036 (b)	1,474,794	417,933
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-H1, Class 2A1
3.9719% due 10/25/2037 (b)	4,061,799	3,449,991
Mid State Trust, Series 6, Class A1
7.34% due 07/01/2035	543,269	552,086
Morgan Stanley Mortgage Loan Trust, Series 2006-4SL, Class A1
2.6219% due 03/25/2036 (b)	896,566	297,550
Nelnet Student Loan Trust, Series 2008-4, Class A4
4.28% due 04/25/2024 (b)	810,000	783,801
RAAC Series, Series 2006-RP2, Class A
2.7219% due 02/25/2037 (b)(h)	1,186,798	948,857
RAAC Series, Series 2007-RP3, Class A
2.8519% due 10/25/2046 (b)	1,874,163	1,222,599
Residential Asset Mortgage Products Inc., Series 2003-RS4, Class AIIB
3.1319% due 05/25/2033 (b)	39,380	23,287
Residential Funding Mortgage Securities II Inc, Series 2006-HI1, Class A1
2.5819% due 02/25/2036 (b)	32,856	32,609
SACO I Trust, Inc., Series 2006-5, Class 1A
2.6219% due 04/25/2036 (b)	1,909,469	426,874
SACO I Trust, Inc., Series 2006-5, Class 2A3
2.6519% due 05/25/2036 (b)	1,490,000	218,507

Strategic Bond Fund (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
SACO I Trust, Inc., Series 2006-6, Class A
2.6019% due 06/25/2036 (b)	$1,358,056	$297,240
Sail Net Interest Margin Notes, Series 2004-2A, Class A
5.50% due 03/27/2034 (h)	23,428	2
Securitized Asset Backed Receivables LLC, Series 2007-BR2, Class A2
2.7019% due 02/25/2037 (b)	3,641,347	1,954,424
SLM Student Loan Trust, Series 2006-5, Class A2
2.79% due 07/25/2017 (b)	1,156,281	1,153,106
Structured Asset Securities Corp., Series 2006-ARS1, Class A1
2.5819% due 02/25/2036 (b)(h)	1,494,794	338,585
Structured Asset Securities Corp., Series 2007-TC1, Class A
2.7719% due 04/25/2031 (b)(h)	3,669,090	2,750,647
Structured Asset Securities Corp., Series 2008-BC4, Class A3
2.7219% due 11/25/2037 (b)	1,230,051	1,072,204
TOTAL ASSET BACKED SECURITIES (Cost $40,805,636)		$27,321,437

SUPRANATIONAL OBLIGATIONS - 0.19%

Venezuela - 0.19%
Corporacion Andina de Fomento, Series EXCH
6.875% due 03/15/2012	916,000	961,219
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $984,820)		$961,219

COMMON STOCKS - 0.00%

Household Products - 0.00%
Home Interiors *	674,617	6,746
TOTAL COMMON STOCKS (Cost $183,738)		$6,746

PREFERRED STOCKS - 0.74%

Automobiles - 0.17%
General Motors Corp., Series C, 6.25%	76,275	866,484

Financial Services - 0.57%
Federal Home Loan Mortgage Corp., Serie V, 5.57%	121,625	1,155,437
Federal Home Loan Mortgage Corp., Series Z, 8.375%	56,575	794,879
Federal National Mortgage Association, Series S, 8.25%	39,250	563,238
Resona Preferred Global Securities (Cayman), Ltd., 7.191% * (b)(h)	440,000	376,161
		2,889,715
TOTAL PREFERRED STOCKS (Cost $6,827,540)		$3,756,199

TERM LOANS - 2.80%

Auto Services - 0.36%
Hertz Corp.
6.75% due 01/21/2012 (b)	1,991,539	1,818,275

Business Services - 0.23%
First Data Corp.
5.551% due 10/15/2014 (b)	1,250,550	1,147,242

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Strategic Bond Fund (continued)
		Shares or Principal Amount	Value
TERM LOANS (continued)

Commercial Services - 0.28%
Aramark Corp. TL Strip
4.571% due 01/31/2014 (b)(l)		$1,500,000	$1,422,705

Electrical Utilities - 0.54%
Calpine Corp.
8.60% due 03/29/2009 (b)		2,985,000	2,769,423

Food & Beverages - 0.28%
Aramark Corp.
7.475% due 01/31/2014 (b)		1,399,945	1,327,805
Aramark Corp., Tranche B
0.0001% due 01/31/2014 (b)		100,055	94,900
			1,422,705

Medical-Hospitals - 0.38%
Community Health Systems, Inc., Tranche B
7.51% due 07/02/2014 (b)(l)		2,017,562	1,906,313

Paper - 0.38%
Georgia Pacific
4.446% due 12/23/2013 (b)		2,067,068	1,951,871

Semiconductors - 0.35%
Freescale Semiconductor
4.214% due 12/01/2013 (b)		1,989,899	1,778,930
TOTAL TERM LOANS (Cost $13,669,578)			$14,217,464

OPTIONS - 0.01%

Put Options - 0.01%
Eurodollar Futures
Expiration 10/10/2008 at $96.125 *		562,500	51,750
Expiration 09/15/2008 at $97.375 *		20,000	4,050
			55,800
TOTAL OPTIONS (Cost $51,890)			$55,800

REPURCHASE AGREEMENTS - 14.95%
Merrill Lynch Tri-Party Repurchase Agreement dated 08/29/2008 at 2.06% to be repurchased at $75,917,373 on 09/02/2008, collateralized by $73,209,000 Federal National Mortgage Association, 6.318% due 06/15/2027 (valued at $77,418,000, including interest)		$75,900,000	$75,900,000
TOTAL REPURCHASE AGREEMENTS (Cost $75,900,000)			$75,900,000
SHORT TERM INVESTMENTS - 2.38%
Bank Negara Malaysia Monetary Notes, Series 1208 zero coupon due 09/04/2008	MYR	95,000	$27,987
Bank Negara Malaysia Monetary Notes, Series 1308 zero coupon due 11/27/2008		30,000	8,771
Bank Negara Malaysia Monetary Notes, Series 2008 zero coupon due 10/21/2008		1,946,000	544,238
Bank Negara Malaysia Monetary Notes, Series 2108 zero coupon due 09/25/2008		70,000	20,584
Bank Negara Malaysia Monetary Notes, Series 2508 zero coupon due 11/13/2008		5,524,000	1,616,878

Strategic Bond Fund (continued)
		Shares or Principal Amount	Value
SHORT TERM INVESTMENTS (continued)
Bank Negara Malaysia Monetary Notes, Series 2608 zero coupon due 11/25/2008	MYR	1,800,000	$526,214
Bank Negara Malaysia Monetary Notes, Series 3308 zero coupon due 10/07/2008		147,000	43,123
Bank Negara Malaysia Monetary Notes, Series 3508 zero coupon due 02/17/2009		100,000	28,999
Bank Negara Malaysia Monetary Notes, Series 3707 zero coupon due 09/04/2008		30,000	8,819
Bank Negara Malaysia Monetary Notes, Series 6208 zero coupon due 09/16/2008		73,000	21,454
Bank Negara Malaysia Monetary Notes, Series 7208 zero coupon due 10/07/2008		60,000	17,621
Bank Negara Malaysia Monetary Notes, Series 8408 zero coupon due 10/28/2008		1,220,000	357,642
Egypt Treasury Bills, Series 364 zero coupon due 04/21/2009	EGP	1,225,000	217,434
Egypt Treasury Bills, Series 364 zero coupon due 10/28/2008 to 11/25/2008		27,200,000	4,999,694
Federal National Mortgage Association Discount Notes zero coupon due 12/15/2008 ****		$3,677,000	3,657,696
TOTAL SHORT TERM INVESTMENTS (Cost $12,027,508)			$12,097,154
Total Investments (Strategic Bond Fund) (Cost $654,976,270) - 117.69%			$597,643,140
Liabilities in Excess of Other Assets - (17.69)%			(89,848,241)
TOTAL NET ASSETS - 100.00%			$507,794,899

Strategic Income Fund
	Shares or Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 2.84%

U.S. Treasury Bonds - 0.76%
8.125% due 08/15/2019	$930,000	$1,258,770
9.25% due 02/15/2016	1,635,000	2,246,464
		3,505,234
U.S. Treasury Notes - 2.08%
4.25% due 11/15/2013	2,630,000	2,775,060
4.75% due 05/15/2014	3,445,000	3,736,750
4.875% due 08/15/2016	2,875,000	3,128,584
		9,640,394
TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,149,121)		$13,145,628

U.S. GOVERNMENT AGENCY OBLIGATIONS - 11.99%

Federal National Mortgage Association - 11.99%
5.00% due 01/01/2023 to 06/01/2023	9,864,304	9,783,000
5.375% due 06/12/2017	7,265,000	7,659,409
5.50% due 10/01/2036 to 09/01/2037	16,212,930	16,030,452
6.00% due 08/01/2022 to 10/01/2037	15,252,664	15,502,583

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Strategic Bond Fund (continued)
		Shares or Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)

Federal National Mortgage Association (continued)
6.50% due 11/01/2036 to 08/01/2037		$6,378,249	$6,571,528
			55,546,972
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $54,858,755)			$55,546,972

FOREIGN GOVERNMENT OBLIGATIONS - 14.33%

Austria - 0.17%
Republic of Austria
6.00% due 09/26/2008	NZD	1,120,000	782,612

Canada - 4.11%
Province of Ontario
4.40% due 03/08/2016	CAD	4,325,000	4,165,939
4.50% due 03/08/2015		3,085,000	3,001,207
4.75% due 06/02/2013		4,610,000	4,543,008
6.25% due 06/16/2015	NZD	2,215,000	1,489,990
6.375% due 10/12/2010		5,010,000	3,451,856
Province of Quebec
5.25% due 10/01/2013	CAD	2,370,000	2,387,030
			19,039,030

Colombia - 0.03%
Republic of Colombia
10.00% due 01/23/2012		$110,000	127,600

France - 1.33%
Government of France
4.75% due 10/25/2012	EUR	4,125,000	6,167,590

Germany - 2.75%
Federal Republic of Germany
3.50% due 04/12/2013		1,710,000	2,446,692
4.25% due 07/04/2018		4,685,000	6,909,213
5.00% due 07/04/2012		2,240,000	3,388,064
			12,743,969

Ireland - 2.40%
Republic of Ireland
4.50% due 10/18/2018		7,615,000	11,122,990

Mexico - 0.46%
Government of Mexico
5.625% due 01/15/2017		$520,000	524,940
5.875% due 01/15/2014		550,000	568,700
6.375% due 01/16/2013		490,000	516,950
8.125% due 12/30/2019		360,000	431,640
10.375% due 02/17/2009		80,000	82,520
			2,124,750

Spain - 1.72%
Kingdom of Spain
5.00% due 07/30/2012	EUR	2,470,000	3,711,668
5.35% due 10/31/2011		2,840,000	4,292,623
		8,004,291

United Kingdom - 1.36%
Government of United Kingdom
5.00% due 03/07/2012	GBP	1,635,000	3,035,052

Strategic Bond Fund (continued)
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)

United Kingdom (continued)
Government of United Kingdom (continued)
5.00% due 03/07/2018	GBP	1,725,000	$3,269,724
			6,304,776
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $64,690,048)			$66,417,608

CORPORATE BONDS - 39.93%

Advertising - 0.26%
R.H. Donnelley Corp., Series A-3
8.875% due 01/15/2016		$1,815,000	952,875
Vertis, Inc.
9.75% due 04/01/2009		300,000	249,000
			1,201,875

Air Travel - 0.56%
Delta Air Lines, Inc.
6.821% due 08/10/2022		1,523,945	1,257,255
Northwest Airlines, Inc., Series 07-1
7.027% due 11/01/2019		1,505,000	1,331,925
			2,589,180
Amusement & Theme Parks - 0.28%
HRP Myrtle Beach Operations LLC
7.3825% due 04/01/2012 (b)(h)		1,685,000	1,314,300

Apparel & Textiles - 0.19%
Hanesbrands, Inc., Series B
6.5081% due 12/15/2014 (b)		1,010,000	873,650

Auto Parts - 0.72%
Allison Transmission, Inc.
11.00% due 11/01/2015 (h)		1,880,000	1,729,600
Tenneco Automotive, Inc.
8.625% due 11/15/2014		1,910,000	1,623,500
			3,353,100

Automobiles - 0.94%
DaimlerChrysler N.A. Holding Corp., EMTN
4.375% due 03/21/2013	EUR	3,145,000	4,340,214

Banking - 0.50%
Banco Macro SA
8.50% due 02/01/2017		$495,000	386,100
Landwirtschaftliche Rentenbank, EMTN
6.50% due 09/17/2009	NZD	1,115,000	771,719
6.625% due 05/27/2010		1,700,000	1,172,519
			2,330,338

Broadcasting - 1.58%
Allbritton Communications Company
7.75% due 12/15/2012		$2,395,000	2,143,525
Radio One, Inc.
6.375% due 02/15/2013		225,000	160,312
8.875% due 07/01/2011		200,000	170,500
Salem Communications Corp.
7.75% due 12/15/2010		100,000	84,000
Sirius Satellite Radio, Inc.
9.625% due 08/01/2013		2,610,000	2,042,325

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Strategic Bond Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Broadcasting (continued)
XM Satellite Radio Holdings, Inc.
13.00% due 08/01/2013		$3,110,000	$2,736,800
			7,337,462
Building Materials & Construction - 0.28%
Odebrecht Finance, Ltd.
7.50% due 10/18/2017 (h)		1,300,000	1,300,000

Business Services - 0.70%
Allied Security Escrow Corp.
11.375% due 07/15/2011		200,000	211,250
Minerva Overseas, Ltd.
9.50% due 02/01/2017 (h)		2,865,000	2,642,962
Vangent, Inc.
9.625% due 02/15/2015		455,000	386,750
			3,240,962

Cable & Television - 1.46%
CCH II LLC / CCH II Capital Corp.
10.25% due 10/01/2013 (h)		1,912,000	1,696,900
CSC Holdings, Inc.
8.50% due 06/15/2015 (h)		1,450,000	1,457,250
Mediacom Broadband LLC
8.50% due 10/15/2015		75,000	68,438
Mediacom LLC/Mediacom Capital Corp.
9.50% due 01/15/2013		125,000	120,937
Shaw Communications, Inc.
5.70% due 03/02/2017	CAD	610,000	540,974
Sinclair Broadcast Group, Inc.
8.00% due 03/15/2012		$699,000	683,273
Time Warner Cable, Inc.
6.75% due 07/01/2018		1,515,000	1,529,526
Young Broadcasting, Inc.
10.00% due 03/01/2011		1,790,000	644,400
			6,741,698

Cellular Communications - 0.89%
Centennial Communications Corp.
10.00% due 01/01/2013		1,995,000	2,074,800
Rural Cellular Corp.
5.6819% due 06/01/2013 (b)		840,000	856,800
8.5506% due 11/01/2012 (b)		1,175,000	1,198,500
			4,130,100

Chemicals - 0.32%
American Pacific Corp.
9.00% due 02/01/2015		1,395,000	1,353,150
Nova Chemicals Corp.
6.50% due 01/15/2012		125,000	114,688
			1,467,838

Containers & Glass - 2.56%
BWAY Corp.
10.00% due 10/15/2010		2,380,000	2,368,100
Graphic Packaging International Corp.
8.50% due 08/15/2011		1,000,000	985,000
9.50% due 08/15/2013		2,255,000	2,119,700
OI European Group BV
6.875% due 03/31/2017 (h)	EUR	410,000	553,371
Owens-Brockway Glass Container, Inc.
8.25% due 05/15/2013		$1,450,000	1,493,500

Strategic Bond Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Containers & Glass (continued)
Smurfit-Stone Container Enterprises, Inc.
8.00% due 03/15/2017		$1,570,000	$1,256,000
8.375% due 07/01/2012		2,925,000	2,566,688
US Corrugated, Inc.
10.00% due 06/12/2013		715,000	514,800
			11,857,159

Electrical Utilities - 1.10%
Appalachian Power Company, Series K
5.00% due 06/01/2017		900,000	821,391
Cia de Transporte de Energia Electrica de Alta
Tension SA
8.875% due 12/15/2016 (h)		1,085,000	721,525
Dominion Resources, Inc., Series A
5.60% due 11/15/2016		900,000	881,762
Texas Competitive Electric Holdings Company LLC
10.25% due 11/01/2015 (h)		2,690,000	2,683,275
			5,107,953

Financial Services - 8.20%
CIT Group, Inc.
5.00% due 02/13/2014		615,000	442,831
Ford Motor Credit Company LLC
9.75% due 09/15/2010		1,710,000	1,489,771
General Electric Capital Australia Funding Property, Ltd., MTN
6.50% due 11/15/2011	AUD	2,870,000	2,360,173
General Electric Capital Corp.
6.625% due 02/04/2010	NZD	3,745,000	2,549,804
Independencia International, Ltd.
9.875% due 01/31/2017 (h)		$1,820,000	1,742,650
9.875% due 05/15/2015 (h)		690,000	678,822
ISA Capital do Brasil SA
8.80% due 01/30/2017 (h)		470,000	501,725
Local TV Finance LLC
9.25% due 06/15/2015 (h)		240,000	177,600
Morgan Stanley, MTN
6.00% due 04/28/2015		900,000	828,978
New South Wales Treasury Corp., Series 10RG
7.00% due 12/01/2010	AUD	24,700,000	21,511,135
Nexstar Finance, Inc.
7.00% due 01/15/2014		$930,000	762,600
Orascom Telecom Finance
7.875% due 02/08/2014 (h)		425,000	389,385
SLM Corp., MTN
8.45% due 06/15/2018		1,220,000	1,118,708
TAM Capital, Inc.
7.375% due 04/25/2017		1,205,000	939,900
Toyota Motor Credit Corp., EMTN
6.75% due 09/21/2009	NZD	2,300,000	1,593,309
Ucar Finance, Inc.
10.25% due 02/15/2012		$72,000	74,160
VW Financial Services AG, EMTN
5.375% due 01/25/2012	EUR	565,000	832,721
			37,994,272

Food & Beverages - 0.37%
Cosan SA Industria e Comercio
8.25% due 02/28/2049 (h)		$2,000,000	1,720,000

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Strategic Bond Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Gas & Pipeline Utilities - 1.19%
Atlas Pipeline Partners LP
8.125% due 12/15/2015		$200,000	$191,000
MarkWest Energy Partners LP/ MarkWest Energy Finance Corp.
8.75% due 04/15/2018 (h)		520,000	517,400
MarkWest Energy Partners LP/ MarkWest Energy Finance Corp., Series B
8.50% due 07/15/2016		2,150,000	2,150,000
NGPL Pipeco LLC
7.119% due 12/15/2017 (h)		935,000	944,010
Southern Union Company
7.20% due 11/01/2066 (b)		705,000	569,278
Targa Resources Partners LP
8.25% due 07/01/2016		760,000	691,600
Williams Partners Finance Corp.
7.25% due 02/01/2017		460,000	461,150
			5,524,438

Healthcare Products - 0.36%
Bausch & Lomb, Inc.
9.875% due 11/01/2015 (h)		450,000	462,375
Hanger Orthopedic Group, Inc.
10.25% due 06/01/2014		1,150,000	1,198,875
			1,661,250

Hotels & Restaurants - 1.29%
CCM Merger, Inc.
8.00% due 08/01/2013 (h)		3,690,000	2,970,450
Landry’s Restaurants, Inc.
9.50% due 12/15/2014		3,050,000	3,019,500
			5,989,950

Household Products - 0.26%
Yankee Acquisition Corp., Series B
8.50% due 02/15/2015		1,555,000	1,197,350
Housing & Urban Development - 1.17%
Canada Housing Trust No. 1
4.60% due 09/15/2011	CAD	5,545,000	5,422,381

Industrial Machinery - 0.37%
Manitowoc, Inc.
7.125% due 11/01/2013		$1,810,000	1,692,350

Insurance - 0.54%
Liberty Mutual Group, Inc.
10.75% due 06/15/2058 (b)(h)		1,930,000	1,756,300
Symetra Financial Corp.
8.30% due 10/15/2037 (b)(h)		905,000	752,152
			2,508,452

Leisure Time - 6.40%
AMC Entertainment, Inc.
8.00% due 03/01/2014		2,295,000	2,071,237
Choctaw Resort Development Enterprise
7.25% due 11/15/2019 (h)		234,000	185,445
Chukchansi Economic Development Authority
8.00% due 11/15/2013 (h)		610,000	501,725
Cinemark, Inc.
zero coupon, step up to 9.75% on 03/15/2009 due 03/15/2014		1,000,000	965,000

Strategic Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Leisure Time (continued)
Fontainebleau Las Vegas Holdings
10.25% due 06/15/2015 (h)	$1,295,000	$611,887
Great Canadian Gaming Corp.
7.25% due 02/15/2015 (h)	1,000,000	942,500
Greektown Holdings LLC
10.75% due 12/01/2013 (h)	3,200,000	2,416,000
Indianapolis Downs Capital LLC
11.00% due 11/01/2012 (h)	2,100,000	1,669,500
Isle of Capri Casinos, Inc.
7.00% due 03/01/2014	810,000	579,150
Jacobs Entertainment, Inc.
9.75% due 06/15/2014	2,425,000	1,721,750
Little Traverse Bay Bands of Odawa Indians
10.25% due 02/15/2014 (h)	1,415,000	1,177,987
Majestic Star Casino LLC
9.50% due 10/15/2010	1,360,000	822,800
Marquee Holdings, Inc.
9.505 due 08/15/2014	895,000	711,525
Mashantucket Western Pequot Tribe
8.50% due 11/15/2015 (h)	1,860,000	1,357,800
MGM Mirage, Inc.
6.75% due 09/01/2012	475,000	408,500
Mohegan Tribal Gaming Authority
6.375% due 07/15/2009	315,000	304,763
7.125% due 08/15/2014	3,800,000	2,793,000
8.00% due 04/01/2012	1,785,000	1,517,250
MTR Gaming Group, Inc., Series B
9.00% due 06/01/2012	1,500,000	1,233,750
9.75% due 04/01/2010	1,485,000	1,444,162
Penn National Gaming, Inc.
6.875% due 12/01/2011	100,000	95,000
Pinnacle Entertainment, Inc.
7.50% due 06/15/2015	575,000	445,625
Pokagon Gaming Authority
10.375% due 06/15/2014 (h)	466,000	485,805
Snoqualmie Entertainment Authority
9.125% due 02/01/2015 (h)	1,020,000	747,150
Turning Stone Resort Casino
9.125% due 09/15/2014 (h)	1,785,000	1,718,063
9.125% due 12/15/2010 (h)	1,300,000	1,280,500
Waterford Gaming LLC
8.625% due 09/15/2014 (h)	1,575,000	1,468,688
		29,676,562

Manufacturing - 0.28%
GRUPO KUO SAB de CV
9.75% due 10/17/2017 (h)	1,295,000	1,295,000

Medical-Hospitals - 0.65%
Community Health Systems, Inc.
8.875% due 07/15/2015	1,205,000	1,217,050
HCA, Inc.
9.125% due 11/15/2014	460,000	472,650
Sun Healthcare Group, Inc.
9.125% due 04/15/2015	1,325,000	1,325,000
		3,014,700

Metal & Metal Products - 0.64%
Blaze Recycling & Metals LLC
10.875% due 07/15/2012 (h)	590,000	597,375

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Strategic Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Metal & Metal Products (continued)
CII Carbon LLC
11.125% due 11/15/2015 (h)	$2,425,000	$2,388,625
		2,986,000

Mining - 0.69%
Drummond Company, Inc.
7.375% due 02/15/2016 (h)	3,630,000	3,203,475

Paper - 0.62%
International Paper Company
7.95% due 06/15/2018	1,180,000	1,198,926
NewPage Corp.
10.00% due 05/01/2012	960,000	931,200
Pope & Talbot, Inc.
8.375% due 06/01/2013	500,000	5,000
8.375% due 06/01/2013	1,000,000	10,000
Verso Paper, Inc., Series B
9.125% due 08/01/2014	750,000	705,000
		2,850,126

Petroleum Services - 0.44%
Allis-Chalmers Energy, Inc.
8.50% due 03/01/2017	1,420,000	1,288,650
McMoRan Exploration Company
11.875% due 11/15/2014	735,000	757,050
		2,045,700

Railroads & Equipment - 0.09%
American Railcar Industries, Inc.
7.50% due 03/01/2014	440,000	407,000

Retail - 0.18%
Michaels Stores, Inc.
10.00% due 11/01/2014	1,085,000	813,750

Software - 0.40%
Oracle Corp.
5.75% due 04/15/2018	1,840,000	1,845,246

Steel - 0.10%
Steel Capital SA for OAO Severstal
9.75% due 07/29/2013	485,000	482,939

Telecommunications Equipment & Services - 1.43%
Axtel SAB de CV
7.625% due 02/01/2017 (h)	2,275,000	2,212,438
Citizens Communications Company
7.125% due 03/15/2019	710,000	614,150
Digicel Group, Ltd.
8.875% due 01/15/2015 (h)	1,955,000	1,835,354
West Corp.
11.00% due 10/15/2016	2,535,000	1,983,638
		6,645,580

Telephone - 0.91%
Cincinnati Bell, Inc.
8.375% due 01/15/2014	2,000,000	1,892,500
Sprint Capital Corp.
8.375% due 03/15/2012	2,325,000	2,342,438
		4,234,938

Strategic Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Tobacco - 0.57%
Alliance One International, Inc.
11.00% due 05/15/2012	$2,580,000	$2,625,150

Transportation - 0.44%
Navios Maritime Holdings, Inc.
9.50% due 12/15/2014	1,125,000	1,074,375
PHI, Inc.
7.125% due 04/15/2013	1,000,000	941,250
		2,015,625
TOTAL CORPORATE BONDS (Cost $199,721,749)		$185,038,063

COLLATERALIZED MORTGAGE OBLIGATIONS - 11.71%
American Home Mortgage Assets, Series 2006-6, Class XP
3.1939% IO due 12/25/2046	20,254,056	810,162
American Home Mortgage Investment Trust, Series 2007-1, Class GIOP
2.1163% IO due 05/25/2047	14,700,632	728,607
Banc of America Commercial Mortgage, Inc., Series 2006-5, Class A4
5.414% due 09/10/2047	2,980,000	2,728,697
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4
5.3994% due 07/15/2044 (b)	3,405,000	3,240,398
Countrywide Alternative Loan Trust, Series 2005-59, Class 2X
3.1878% IO due 11/20/2035 (b)	12,478,143	428,936
Countrywide Alternative Loan Trust, Series 2006-OA10, Class XPP
1.8995% IO due 08/25/2046 (b)	8,573,737	634,450
Countrywide Alternative Loan Trust, Series 2006-OA8, Class X
1.9407% IO due 07/25/2046 (b)	16,135,459	547,024
Crown Castle Towers LLC, Series 2006-1A, Class F
6.649% due 11/15/2036 (h)	840,000	748,905
Crown Castle Towers LLC, Series 2006-1A, Class G
6.7954% due 11/15/2036 (h)	985,000	852,778
Federal Home Loan Mortgage Corp., Series 3154,
Class PM
5.50% due 05/15/2034	4,050,000	3,989,352
Federal Home Loan Mortgage Corp., Series 3228,
Class PL
5.50% due 10/15/2034	4,850,000	4,735,361
Federal National Mortgage Association, Series 2006-117, Class PD
5.50% due 07/25/2035	5,055,000	4,885,063
Federal National Mortgage Association, Series 2006-65, Class TE
5.50% due 05/25/2035	2,065,000	2,031,958
Federal National Mortgage Association, Series 2006-84, Class MP
5.50% due 08/25/2035	5,700,000	5,613,963
Global Tower Partners Acquisition LLC, Series 2007-1A, Class G
7.8737% due 05/15/2037 (h)	565,000	506,271
GMAC Commercial Mortgage Securities, Inc., Series 2003-C2, Class A2
5.6665% due 05/10/2040 (b)	6,165,000	6,056,875

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Strategic Bond Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Greenpoint Mortgage Funding Trust, Series 2005-AR4, Class 4A2
2.8319% due 10/25/2045 (b)	$2,197,633	$1,247,972
Greenpoint Mortgage Funding Trust, Series 2006-AR1, Class A2A
2.8419% due 02/25/2036 (b)	1,345,438	642,819
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4
6.1117% due 07/10/2038 (b)	3,310,000	3,147,557
Harborview Mortgage Loan Trust, Series 2005-8, Class 1X
3.0689% IO due 09/19/2035 (b)	12,234,083	271,444
Harborview Mortgage Loan Trust, Series 2006-SB1, Class A1A
3.929% due 12/19/2036 (b)	2,262,897	1,307,871
Harborview Mortgage Loan Trust, Series 2007-3, Class ES
0.35% IO due 05/19/2047	31,434,399	196,465
Harborview Mortgage Loan Trust, Series 2007-4, Class ES
0.35% IO due 07/19/2047	31,678,721	207,892
Harborview Mortgage Loan Trust, Series 2007-6, Class ES
0.3425% IO due 08/19/2037 (h)	22,046,009	137,788
Harborview NIM Corp., Series 2007-3A, Class N1
6.654% due 05/19/2037 (h)	14,464	14,174
Indymac Index Mortgage Loan Trust, Series 2005-AR18, Class 1X
2.9613% IO due 10/25/2036	33,382,271	751,101
Indymac Index Mortgage Loan Trust, Series 2005-AR18, Class 2X
2.6605% IO due 10/25/2036 (b)	36,646,371	527,708
Luminent Mortgage Trust, Series 2006-1, Class X
3.3915% IO due 04/25/2036	9,727,744	278,748
SBA CMBS Trust, Series 2006-1A, Class H
7.389% due 11/15/2036 (h)	525,000	502,810
SBA CMBS Trust, Series 2006-1A, Class J
7.825% due 11/15/2036 (h)	360,000	329,527
WAMU Mortgage Pass Through Certificates, Series 2005-AR13, Class B1
3.0719% due 10/25/2045 (b)	1,978,946	985,477
WAMU Mortgage Pass Through Certificates, Series 2005-AR6, Class B1
3.0719% due 04/25/2045 (b)	3,199,695	1,599,890
WAMU Mortgage Pass Through Certificates, Series 2007-OA5, Class 1XPP
0.6893% IO due 06/25/2017	67,785,013	783,764
WAMU Mortgage Pass Through Certificates, Series 2007-OA6, Class 1XPP
0.8695% IO due 07/25/2047	39,710,057	446,738
Washington Mutual Mortgage Pass Through Certificates, Series 2007-OA4, Class XPPP
0.8727% IO due 04/25/2047	30,494,793	381,185
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12, Class 1A1
6.0248% due 09/25/2036 (b)	2,351,037	1,948,664
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $55,338,359)		$54,248,394

Strategic Bond Fund (continued)
		Shares or Principal Amount	Value
ASSET BACKED SECURITIES - 0.45%

Lehman XS Trust, Series 2005-5N, Class 3A2
2.8319% due 11/25/2035 (b)		$592,656	$257,576
Lehman XS Trust, Series 2006-2N, Class 1A2
2.8119% due 02/25/2046 (b)		2,240,578	919,294
Dominos Pizza Master Issuer LLC, Series 2007-1, Class M1
7.629% due 04/25/2037 (h)		1,475,000	921,875
TOTAL ASSET BACKED SECURITIES (Cost $3,290,854)			$2,098,745

SUPRANATIONAL OBLIGATIONS - 3.92%

Supranational - 3.92%
European Investment Bank
6.75% due 11/17/2008	NZD	2,160,000	1,507,316
European Investment Bank, EMTN
4.375% due 03/06/2009	GBP	1,120,000	2,030,935
7.00% due 01/18/2012	NZD	2,550,000	1,785,092
Instituto de Credito Oficial, EMTN
5.00% due 12/07/2009	GBP	1,680,000	3,046,322
Inter-American Development Bank, Series INTL
7.25% due 05/24/2012	NZD	9,930,000	7,068,602
Inter-American Development Bank, Series MPLE
4.25% due 12/02/2012	CAD	495,000	478,217
International Finance Corp., MTN
7.50% due 02/28/2013	AUD	2,515,000	2,247,260
			18,163,744
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $18,887,597)			$18,163,744

COMMON STOCKS - 0.78%

Broadcasting - 0.43%
Sirius XM Radio, Inc. *		1,511,422	2,010,191

Containers & Glass - 0.06%
Pactiv Corp. *		10,680	286,972

Paper - 0.26%
Smurfit-Stone Container Corp. *		237,963	1,201,713

Telecommunications Equipment & Services - 0.03%
Chunghwa Telecom Company, Ltd., ADR *		5,767	142,676
TOTAL COMMON STOCKS (Cost $4,558,064)			$3,641,552

TERM LOANS - 1.56%

Air Travel - 0.67%
Delta Airlines, Inc.
5.7125% due 04/30/2014 (b)(l)		$2,830,921	2,043,755
US Airways Group, Inc.
4.9625% due 03/23/2014 (b)(l)		1,540,000	1,071,270
			3,115,025

Healthcare Products - 0.12%
Bausch & Lomb, Inc.
8.205% due 04/11/2015 (b)	EUR	407,950	577,536

Leisure Time - 0.28%
Great Canadian Gaming Corp.
4.3038% due 02/07/2014 (b)		$1,329,750	1,279,885

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Strategic Bond Fund (continued)
	Shares or Principal Amount	Value
TERM LOANS (continued)

Paper - 0.49%
AbitibiBowater, Inc.
11.50% due 03/30/2009 (l)	$2,250,000	$2,261,250
TOTAL TERM LOANS (Cost $7,193,472)		$7,233,696

OPTIONS - 0.41%

Call Options - 0.25%
Comcast Corp.
Expiration 01/16/2010 at $25.00	26,000,000	520,000
Over The Counter Purchase Call on the USD vs. CAD
Expiration 01/25/2010 at $1.30	10,613,000	49,457
Expiration 01/22/2010 at $1.30	10,613,000	48,915
Expiration 02/26/2010 at $1.30	53,500,000	277,183
Expiration 04/20/2010 at $1.30	10,450,000	59,534
Expiration 04/01/2010 at $1.30	21,000,000	119,637
Over The Counter Purchase Call on the USD vs. EUR
Expiration 02/26/2009 at $1.20	2,120,000	68,472
		1,143,198

Put Options - 0.16%
Over The Counter Purchase Call on the EUR vs. USD
Expiration 12/30/2008 at $1.44	33,000,000	597,960
Over The Counter Purchase Call on the USD vs. JPY
Expiration 12/28/2008 at $100.00	22,000,000	150,282
		748,242
TOTAL OPTIONS (Cost $2,759,240)		$1,891,440

SHORT TERM INVESTMENTS - 9.28%
Federal Home Loan Bank Discount Notes zero coupon due 09/02/2008	$43,000,000	$42,997,671
TOTAL SHORT TERM INVESTMENTS (Cost $42,997,671)		$42,997,671

Total Investments (Strategic Income Fund)
(Cost $466,444,930) - 97.20%		$450,423,513
Other Assets in Excess of Liabilities - 2.80%		12,974,505
TOTAL NET ASSETS - 100.00%		$463,398,018

Total Bond Market Fund
	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 23.90%

U.S. Treasury Bonds - 6.02%
4.375% due 02/15/2038	$817,000	$811,192
5.25% due 11/15/2028 to 02/15/2029	645,000	710,780
5.375% due 02/15/2031	300,000	338,391
6.75% due 08/15/2026	400,000	514,188
7.875% due 02/15/2021	900,000	1,215,281
		3,589,832

U.S. Treasury Notes - 17.88%
2.75% due 07/31/2010	2,000,000	2,016,250

Total Bond Market Fund (continued)
	Shares or Principal Amount	Value
U.S. TREASURY OBLIGATIONS (continued)

U.S. Treasury Notes (continued)
3.125% due 04/15/2009	$1,000,000	$1,006,406
3.375% due 07/31/2013	5,708,000	5,786,040
4.00% due 08/15/2018	1,830,000	1,857,878
		10,666,574
TOTAL U.S. TREASURY OBLIGATIONS (Cost $14,088,452)		$14,256,406

U.S. GOVERNMENT AGENCY OBLIGATIONS - 43.79%

Federal Home Loan Bank - 1.52%
3.875% due 01/15/2010 to 06/14/2013	900,000	904,473

Federal Home Loan Mortgage Corp. - 2.36%
4.25% due 07/15/2009	800,000	809,044
6.00% due 06/15/2011	400,000	426,090
6.25% due 07/15/2032	150,000	173,969
		1,409,103

Federal National Mortgage Association - 39.91%
3.25% due 04/09/2013	1,000,000	969,468
4.00% due 07/01/2018 to 06/01/2019	286,507	274,203
4.375% due 10/15/2015	300,000	299,771
4.50% due 04/01/2018 to 06/01/2019	858,533	847,276
4.615% due 01/01/2035 (b)	1,046,340	1,055,383
5.00% due 05/01/2019 to 07/01/2035	4,807,288	4,689,664
5.50% due 09/01/2017 to 10/01/2035	8,179,489	8,164,287
5.691% due 04/01/2037	2,328,743	2,378,322
6.00% due 08/01/2034 to 06/01/2036	2,403,437	2,436,231
6.125% due 03/15/2012	500,000	537,828
6.375% due 06/15/2009	1,000,000	1,026,375
6.50% due 07/01/2031 to 06/01/2036	592,254	612,492
7.125% due 06/15/2010	300,000	320,668
7.25% due 05/15/2030	150,000	192,117
		23,804,085
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $25,776,434)		$26,117,661

FOREIGN GOVERNMENT OBLIGATIONS - 1.12%

Brazil - 0.26%
Federative Republic of Brazil
6.00% due 01/17/2017	150,000	153,600

Canada - 0.59%
Government of Canada
5.25% due 11/05/2008	150,000	150,742
5.75% due 02/15/2009	200,000	202,572
		353,314

Mexico - 0.27%
Government of Mexico
9.875% due 02/01/2010	150,000	162,375
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $681,090)		$669,289

CORPORATE BONDS - 24.45%

Aerospace - 0.28%
Northrop Grumman Corp.
7.75% due 03/01/2016	150,000	169,203

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Total Bond Market Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Agriculture - 0.26%
Archer-Daniels-Midland Company
7.00% due 02/01/2031	$150,000	$155,703

Aluminum - 0.20%
Alcoa, Inc.
5.72% due 02/23/2019	20,000	18,219
6.75% due 07/15/2018	100,000	99,563
		117,782

Automobiles - 0.34%
DaimlerChrysler North America Holding
7.20% due 09/01/2009	200,000	204,701

Banking - 1.86%
Bank of America Corp.
5.42% due 03/15/2017	200,000	177,778
Bank One Corp.
7.875% due 08/01/2010	250,000	262,973
KFW International Finance, Inc.
3.25% due 03/30/2009	150,000	149,509
Royal Bank of Scotland Group PLC
5.00% due 11/12/2013	300,000	292,454
US Bank NA, BKNT
6.375% due 08/01/2011	200,000	209,918
Wachovia Capital Trust III
5.80% due 03/15/2042 (b)	30,000	16,200
		1,108,832

Broadcasting - 0.10%
News America, Inc.
6.65% due 11/15/2037	60,000	57,842

Building Materials & Construction - 0.35%
CRH America, Inc.
6.00% due 09/30/2016	120,000	107,165
8.125% due 07/15/2018	100,000	101,991
		209,156

Cable & Television - 0.83%
Cox Communications, Inc.
4.625% due 01/15/2010	200,000	198,636
Time Warner Companies, Inc.
7.25% due 10/15/2017	200,000	200,452
Viacom, Inc.
6.875% due 04/30/2036	105,000	94,819
		493,907

Computers & Business Equipment - 0.85%
Cisco Systems, Inc.
5.25% due 02/22/2011	150,000	154,936
Dell, Inc.
4.70% due 04/15/2013 (h)	150,000	147,433
International Business Machines Corp.
4.25% due 09/15/2009	200,000	202,280
		504,649

Crude Petroleum & Natural Gas - 0.21%
XTO Energy, Inc.
5.50% due 06/15/2018	137,000	127,089

Domestic Oil - 0.36%
Devon Financing Corp., ULC
6.875% due 09/30/2011	200,000	212,470

Total Bond Market Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Electrical Utilities - 2.42%
Appalachian Power Company
7.00% due 04/01/2038	$60,000	$59,862
Constellation Energy Group, Inc.
7.60% due 04/01/2032	115,000	112,915
Dominion Resources, Inc.
5.00% due 03/15/2013	82,000	81,272
E.ON International Finance BV
5.80% due 04/30/2018 (h)	385,000	378,996
Enel Finance International SA
6.25% due 09/15/2017 (h)	144,000	146,037
Exelon Corp.
6.75% due 05/01/2011	140,000	144,183
FirstEnergy Corp.
7.375% due 11/15/2031	250,000	268,210
Indiana Michigan Power Company
6.05% due 03/15/2037	90,000	78,821
Israel Electric Corp., Ltd.
7.25% due 01/15/2019 (h)	170,000	171,654
		1,441,950

Financial Services - 4.44%
American Express Bank FSB, BKNT
6.00% due 09/13/2017	250,000	229,674
American Express Credit Corp., Series C
7.30% due 08/20/2013	120,000	121,901
Capital One Financial Corp., MTN
5.70% due 09/15/2011	250,000	234,676
CIT Group, Inc.
6.00% due 04/01/2036	150,000	99,917
Citigroup, Inc.
5.875% due 02/22/2033	110,000	88,030
General Electric Capital Corp.
6.125% due 02/22/2011	150,000	157,270
Household Finance Corp.
6.375% due 11/27/2012	100,000	102,234
HSBC Finance Corp.
8.00% due 07/15/2010	150,000	155,714
International Lease Finance Corp., MTN
5.45% due 03/24/2011	200,000	182,000
Merrill Lynch & Company, Inc.
6.875% due 11/15/2018	200,000	183,829
Merrill Lynch & Company, Inc., MTN
6.875% due 04/25/2018	220,000	202,622
Morgan Stanley
6.75% due 04/15/2011	250,000	254,617
Morgan Stanley, MTN
6.625% due 04/01/2018	120,000	111,495
Wells Fargo Bank NA
6.45% due 02/01/2011	500,000	523,397
		2,647,376

Food & Beverages - 1.37%
General Mills, Inc.
5.25% due 08/15/2013	110,000	110,707
Kraft Foods, Inc.
5.25% due 10/01/2013	250,000	247,671
Kroger Company
6.40% due 08/15/2017	70,000	71,525
SABMiller PLC
6.50% due 07/15/2018 (h)	100,000	99,919

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Total Bond Market Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Food & Beverages (continued)
Tesco PLC
6.15% due 11/15/2037 (h)	$82,000	$72,924
Unilever Capital Corp.
7.125% due 11/01/2010	200,000	214,794
		817,540

Gas & Pipeline Utilities - 0.66%
Kinder Morgan Energy Partners LP
5.85% due 09/15/2012	150,000	152,196
Texas Eastern Transmission LP
6.00% due 09/15/2017 (h)	70,000	69,140
TransCanada PipeLines, Ltd.
5.85% due 03/15/2036	200,000	171,692
		393,028

Healthcare Products - 0.46%
Covidien International Finance SA
6.00% due 10/15/2017	170,000	172,320
Johnson & Johnson
5.85% due 07/15/2038	100,000	102,561
		274,881

Healthcare Services - 0.09%
WellPoint, Inc.
6.375% due 06/15/2037	60,000	54,014

Holdings Companies/Conglomerates - 0.42%
General Electric Company
5.00% due 02/01/2013	250,000	252,820

Hotels & Restaurants - 0.10%
Yum! Brands, Inc.
6.25% due 03/15/2018	60,000	58,078

Industrial Machinery - 0.16%
Cameron International Corp.
7.00% due 07/15/2038	100,000	97,897

Insurance - 1.14%
Allstate Corp.
7.20% due 12/01/2009	400,000	413,314
American International Group, Inc.
8.25% due 08/15/2018 (h)	100,000	98,582
Lincoln National Corp.
7.00% due 05/17/2066 (b)	30,000	26,089
MetLife, Inc., Series A
6.817% due 08/15/2018	140,000	140,363
		678,348

International Oil - 0.28%
Pemex Project Funding Master Trust
7.375% due 12/15/2014	150,000	165,216

Leisure Time - 0.60%
Vivendi
5.75% due 04/04/2013	102,000	100,298
Walt Disney Company, MTN
5.625% due 09/15/2016	250,000	256,741
		357,039

Manufacturing - 1.17%
Harsco Corp.
5.75% due 05/15/2018	270,000	272,772

Total Bond Market Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Manufacturing (continued)
Honeywell International, Inc.
7.50% due 03/01/2010	$200,000	$212,277
Ingersoll-Rand Global Holding Company, Ltd.
6.875% due 08/15/2018	140,000	140,642
Tyco Electronics Group SA
6.00% due 10/01/2012	75,000	74,431
		700,122
Metal & Metal Products - 0.24%
Commercial Metals Company
7.35% due 08/15/2018	140,000	140,863
Mining - 0.19%
Rio Tinto Finance USA, Ltd.
6.50% due 07/15/2018	110,000	110,673

Petroleum Services - 0.35%
Weatherford International, Ltd.
5.50% due 02/15/2016	215,000	207,017
Pharmaceuticals - 0.12%
AstraZeneca PLC
5.90% due 09/15/2017	70,000	72,707

Railroads & Equipment - 0.34%
CSX Corp.
6.25% due 04/01/2015	205,000	200,865

Real Estate - 1.02%
Duke Realty LP
5.95% due 02/15/2017	72,000	66,329
ProLogis
5.625% due 11/15/2016	60,000	52,808
ProLogis, REIT
5.50% due 04/01/2012	200,000	193,127
Realty Income Corp.
5.95% due 09/15/2016	135,000	121,787
Simon Property Group LP
5.875% due 03/01/2017	86,000	80,092
Vornado Realty LP
5.60% due 02/15/2011	100,000	97,399
		611,542
Retail Trade - 1.13%
Federated Department Stores, Inc.
6.625% due 04/01/2011	100,000	98,469
Safeway, Inc.
6.35% due 08/15/2017	180,000	183,566
Target Corp.
7.50% due 08/15/2010	100,000	107,053
Wal-Mart Stores, Inc.
7.55% due 02/15/2030	250,000	287,408
		676,496
Steel - 0.16%
ArcelorMittal
5.375% due 06/01/2013 (h)	100,000	98,080

Telecommunications Equipment & Services - 1.25%
Deutsche Telekom International Finance BV
8.75 due 06/15/2030	250,000	275,543
SBC Communications, Inc.
5.625% due 06/15/2016	200,000	198,875

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Total Bond Market Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Telecommunications Equipment & Services (continued)
Verizon Communications, Inc.
7.375% due 09/01/2012	$250,000	$270,756
		745,174

Telephone - 0.70%
AT&T, Inc.
6.30% due 01/15/2038	70,000	66,007
BellSouth Corp.
4.20% due 09/15/2009	200,000	201,278
British Telecommunications PLC
5.95% due 01/15/2018	60,000	56,925
9.125% due 12/15/2030	80,000	94,269
		418,479
TOTAL CORPORATE BONDS (Cost $15,043,135)		$14,581,539

COLLATERALIZED MORTGAGE OBLIGATIONS - 2.60%
Banc of America Commercial Mortgage, Inc., Series 2006-3, Class A4
5.889% due 07/10/2044	700,000	661,161
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4
5.3445% due 12/15/2044 (b)	275,000	259,873
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A2
7.95% due 05/15/2025 (b)	482,519	498,139
Merrill Lynch Mortgage Trust, Series 2008-C1, Class A4
5.69% due 02/12/2051	145,000	130,750
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,646,339)		$1,549,923

ASSET BACKED SECURITIES - 0.73%
Bank of America Credit Card Trust, Series 2008-A3, Class A3
3.2169% due 08/15/2011 (b)	220,000	220,013
CNH Equipment Trust, Series 2008-B, Class A2B
3.4669% due 04/15/2011 (b)	220,000	219,182
TOTAL ASSET BACKED SECURITIES (Cost $440,000)		$439,195

REPURCHASE AGREEMENTS - 2.72%
Repurchase Agreement with State Street Corp. dated 08/29/2008 at 1.70% to be repurchased at $1,621,306 on 09/02/2008, collateralized by $1,675,000 Federal Home Loan Bank, 5.70% due 04/03/2028 (valued at $1,654,063, including interest)	$1,621,000	$1,621,000
TOTAL REPURCHASE AGREEMENTS (Cost $1,621,000)		$1,621,000
Total Investments (Total Bond Market Fund)
(Cost $59,296,450) - 99.31%		$59,235,013
Other Assets in Excess of Liabilities - 0.69%		410,898
TOTAL NET ASSETS - 100.00%		$59,645,911

Total Bond Market Fund (continued)
		Shares or Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 68.61%

Federal Home Loan Mortgage Corp. - 11.23%
4.875% due 06/13/2018		$5,100,000	$5,205,614
4.894% due 11/01/2035 (b)		687,336	673,441
5.50% due 02/01/2038		7,307,000	7,211,332
5.50% TBA **		81,500,000	80,353,947
6.00% due 08/01/2026 to 08/01/2038		19,035,199	19,330,928
6.00% TBA **		91,600,000	92,337,096
5.00% due 12/14/2018		1,900,000	1,508,767
			206,621,125

Federal National Mortgage Association - 56.85%
4.433% due 01/01/2035 (b)		473,721	477,400
4.445% due 05/01/2035 (b)		1,130,060	1,130,738
4.512% due 07/01/2034 (b)		324,390	326,814
4.818% due 09/01/2035 (b)		767,474	751,922
4.835% due 06/01/2035 (b)		1,720,185	1,730,463
5.00% due 03/01/2022 to 05/01/2038		105,283,352	101,389,999
5.00% TBA **		138,000,000	132,585,550
5.244% due 11/01/2035 (b)		572,717	579,595
5.455% due 03/01/2035 (b)		375,464	377,079
5.50% due 02/01/2021 to 07/01/2038		348,366,317	345,083,401
5.50% TBA **		148,100,000	146,202,469
6.00% due 10/01/2026 to 05/01/2038		151,526,215	153,335,710
6.00% TBA **		135,600,000	136,913,625
6.194% due 11/01/2034 (b)		604,166	601,630
6.50% due 10/01/2036 to 09/01/2037		3,594,759	3,702,043
6.50% TBA **		20,300,000	20,872,523
			1,046,060,961

Government National Mortgage Association - 0.42%
6.00% due 11/15/2036 to 06/15/2037		7,552,935	7,681,276

Small Business Administration - 0.11%
5.29% due 12/01/2027		2,138,265	2,082,998
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $1,250,674,705)			$1,262,446,360

FOREIGN GOVERNMENT OBLIGATIONS - 0.33%

Brazil - 0.33%
Federative Republic of Brazil
10.25% due 01/10/2028	BRL	6,400,000	3,612,270
12.50% due 01/05/2022		3,600,000	2,376,442
			5,988,712
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $5,582,288)			$5,988,712

CORPORATE BONDS - 30.12%

Automobiles - 0.36%
DaimlerChrysler NA Holding Corp., MTN
3.1381% due 03/13/2009 (b)		$6,600,000	6,587,203

Banking - 8.34%
ANZ National International, Ltd.
2.8425% due 08/07/2009 (b)(h)		8,000,000	7,985,984
6.20% due 07/19/2013 (h)		3,100,000	3,109,790
Bank of America Corp.
8.125% due 12/29/2049 (b)		10,450,000	9,434,051
Bank of America NA, BKNT
2.8125% due 12/18/2008 (b)		1,200,000	1,199,300

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Total Bond Market Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Banking (continued)
Bank of America NA, BKNT (continued)
6.00% due 10/15/2036	$900,000	$777,179
Bank of Ireland, Series YCD
2.8306% due 01/15/2010 (b)	13,200,000	13,066,403
Barclays Bank PLC
5.45% due 09/12/2012	23,000,000	22,980,726
6.05% due 12/04/2017 (h)	2,900,000	2,736,295
BNP Paribas
5.186% due 06/29/2049 (b)(h)	7,600,000	6,576,728
Credit Agricole SA
2.8094% due 05/28/2009 (b)(h)	2,400,000	2,393,040
2.8594% due 05/28/2010 (b)(h)	2,700,000	2,679,577
Deutsche Bank AG
6.00% due 09/01/2017	4,600,000	4,631,570
DnB NORBank ASA
2.8581% due 10/13/2009 (b)(h)	2,400,000	2,400,718
Export-Import Bank of Korea
2.7718% due 06/01/2009 (b)	3,400,000	3,375,418
HSBC Bank USA, BKNT
2.8356% due 06/10/2009 (b)	900,000	896,575
HSBC Finance Corp.
2.8463% due 10/21/2009 (b)	1,700,000	1,668,242
2.9063% due 09/15/2008 (b)	4,300,000	4,299,751
HSBC Finance Corp., MTN
2.8131% due 12/05/2008 (b)	1,600,000	1,596,094
HSBC Holdings PLC
6.50% due 05/02/2036	900,000	830,802
6.50% due 09/15/2037	1,200,000	1,094,212
ICICI Bank, Ltd.
3.3281% due 01/12/2010 (b)(h)	3,800,000	3,690,180
National Australia Bank, Ltd.
2.7313% due 09/11/2009 (b)(h)	2,500,000	2,498,210
5.35% due 06/12/2013 (h)	2,600,000	2,543,973
Residential Capital LLC
5.9119% due 05/22/2009 (b)	3,100,000	1,891,000
Royal Bank of Scotland Group PLC
6.99% due 10/29/2049 (b)(h)	4,400,000	3,675,192
7.648% due 08/31/2049 (b)	5,000,000	4,717,245
Santander Perpetual SA Unipersonal
6.671% due 10/29/2049 (b)(h)	5,600,000	5,326,938
Santander US Debt SA Unipersonal
2.7331% due 11/20/2009 (b)(h)	4,700,000	4,660,478
State Street Capital Trust III
8.25% due 12/29/2049 (b)	2,900,000	2,961,161
State Street Capital Trust IV
3.7763% due 06/15/2037 (b)	400,000	281,237
Sumitomo Mitsui Banking Corp.
5.625% due 07/29/2049 (b)(h)	5,200,000	4,485,161
UBS AG/Stamford Branch, MTN
3.7144% due 05/05/2010 (b)	300,000	298,928
5.75% due 04/25/2018	1,900,000	1,818,963
UBS AG/Stamford Branch, Series DPNT
5.875% due 12/20/2017	2,100,000	2,047,214
USB Capital IX
6.189% due 03/29/2049 (b)	300,000	196,500
Wachovia Bank NA, BKNT
2.7575% due 10/03/2008	1,800,000	1,799,080
2.8706% due 05/25/2010 (b)	11,000,000	10,621,534

Total Return Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Banking (continued)
Wachovia Corp.
2.9206% due 10/15/2011 (b)	$1,100,000	$979,883
5.75% due 02/01/2018	6,200,000	5,258,611
		153,483,943

Biotechnology - 0.66%
Amgen, Inc.
2.8894% due 11/28/2008 (b)	2,800,000	2,795,335
6.15% due 06/01/2018	9,100,000	9,360,633
		12,155,968

Building Materials & Construction - 0.28%
C8 Capital SPV, Ltd.
6.64% due 12/31/2049 (b)(h)	5,500,000	5,082,330

Cable & Television - 0.09%
Comcast Corp.
5.875% due 02/15/2018	700,000	674,023
6.45% due 03/15/2037	700,000	645,607
Time Warner, Inc.
3.0338% due 11/13/2009 (b)	400,000	392,004
		1,711,634

Chemicals - 0.08%
Rohm & Haas Company
6.00% due 09/15/2017	1,500,000	1,475,391

Computers & Business Equipment - 0.26%
Dell, Inc.
4.70% due 04/15/2013 (h)	4,800,000	4,717,834

Crude Petroleum & Natural Gas - 0.22%
Anadarko Petroleum Corp.
3.1762% due 09/15/2009 (b)	4,000,000	3,966,500

Financial Services - 16.39%
Allstate Life Global Funding Trusts, MTN
5.375% due 04/30/2013	2,500,000	2,496,915
American Express Bank FSB
5.50% due 04/16/2013	3,500,000	3,314,777
American Express Bank FSB, BKNT
2.5306% due 10/20/2009 (b)	2,600,000	2,565,495
6.00% due 09/13/2017	200,000	183,739
American Express Centurion Bank, BKNT
2.4806% due 06/12/2009 (b)	3,100,000	3,077,020
6.00% due 09/13/2017	200,000	183,739
American Express Company
7.00% due 03/19/2018	2,700,000	2,651,570
American Express Credit Corp., MTN
2.5213% due 03/02/2009 (b)	2,300,000	2,289,358
2.5231% due 11/09/2009 (b)	2,000,000	1,962,414
5.875% due 05/02/2013	2,300,000	2,211,577
American General Finance Corp.
6.90% due 12/15/2017	3,300,000	2,643,508
American Honda Finance Corp., MTN
2.7369% due 03/09/2009 (b)(h)	3,900,000	3,896,334
Bear Stearns Companies, Inc.
6.95% due 08/10/2012	4,100,000	4,258,592
7.625% due 12/07/2009	2,800,000	2,897,840
Bear Stearns Companies, Inc., MTN
2.9012% due 08/21/2009 (b)	4,800,000	4,763,242
2.9269% due 05/18/2010 (b)	4,600,000	4,537,072

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Total Return Fund (continued)
	Shares or Principal Amount		Value
CORPORATE BONDS (continued)

Financial Services (continued)
Bear Stearns Companies, Inc., MTN (continued)
3.0606% due 07/16/2009 (b)		$900,000	$895,293
Bear Stearns Companies, Inc., Series B, MTN
2.8906% due 03/30/2009 (b)		2,500,000	2,489,750
Bear Stearns Companies, Inc., Series E, MTN
5.208% due 09/26/2013 (b)	EUR	3,600,000	4,976,455
C10 Capital SPV, Ltd.
6.722% due 12/01/2049 (b)(h)		$1,700,000	1,582,207
Caelus Re, Ltd.
8.9231% due 06/07/2011 (b)(h)		1,200,000	1,201,159
Calabash Re, Ltd.
11.2137% due 01/08/2010 (b)(h)		2,200,000	2,197,866
CIT Group Holdings, Inc.
2.9462% due 01/30/2009 (b)		1,300,000	1,267,499
CIT Group, Inc., MTN
2.9269% due 08/17/2009 (b)		2,300,000	2,119,873
Citigroup Capital XXI
8.30% due 12/21/2057 (b)		4,400,000	3,971,774
Citigroup Funding, Inc., MTN
2.4719% due 04/23/2009 (b)		2,000,000	1,976,458
2.6669% due 12/08/2008 (b)		400,000	398,885
2.8094% due 06/26/2009 (b)		2,100,000	2,072,272
Citigroup Global Markets Holdings, Inc., Series A, MTN
2.9138% due 03/17/2009 (b)		2,400,000	2,386,114
Citigroup, Inc.
2.8306% due 12/28/2009 (b)		1,400,000	1,370,361
2.8363% due 01/30/2009 (b)		1,100,000	1,093,283
2.8481% due 12/26/2008 (b)		4,100,000	4,087,872
5.30% due 10/17/2012		800,000	768,690
5.50% due 08/27/2012		2,100,000	2,033,289
5.50% due 04/11/2013		8,800,000	8,486,526
5.85% due 07/02/2013		600,000	585,928
6.00% due 08/15/2017		900,000	834,504
6.125% due 08/25/2036		3,500,000	2,856,879
8.40% due 04/29/2049 (b)		20,000,000	16,980,400
Ford Motor Credit Company
5.70% due 01/15/2010		400,000	349,010
5.80% due 01/12/2009		700,000	686,858
7.375% due 10/28/2009		2,100,000	1,951,790
7.375% due 02/01/2011		100,000	80,488
7.875% due 06/15/2010		300,000	258,609
Ford Motor Credit Company LLC
7.25% due 10/25/2011		100,000	76,604
8.625% due 11/01/2010		100,000	83,541
General Electric Capital Corp.
5.50% due 09/15/2067 (b)(h)	EUR	9,900,000	12,260,988
6.375% due 11/15/2067 (b)		$4,100,000	3,755,124
General Electric Capital Corp., MTN
2.8312% due 01/05/2009 (b)		100,000	100,028
2.825% due 10/26/2009 (b)		800,000	797,281
2.8563% due 01/20/2010 (b)		2,400,000	2,389,589
2.8744% due 08/15/2011 (b)		4,800,000	4,708,915
General Electric Capital Corp., Series A, MTN
2.8963% due 12/15/2009 (b)		8,500,000	8,484,955
GMAC LLC
6.00% due 12/15/2011		400,000	239,674
Goldman Sachs Group, Inc.
2.8912% due 06/23/2009 (b)		1,700,000	1,689,905

Total Return Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Financial Services (continued)
Goldman Sachs Group, Inc. (continued)
5.625% due 01/15/2017	$2,000,000	$1,810,826
6.15% due 04/01/2018	8,300,000	7,939,506
6.25% due 09/01/2017	5,400,000	5,226,968
Goldman Sachs Group, Inc., MTN
2.8412% due 12/23/2008 (b)	400,000	399,100
2.8925% due 11/10/2008 (b)	5,700,000	5,683,424
2.8869% due 11/16/2009 (b)	1,100,000	1,085,338
Goldman Sachs Group, Inc., Series B, MTN
2.8912% due 12/22/2008 (b)	5,900,000	5,892,330
3.1294% due 07/23/2009 (b)	1,100,000	1,093,557
HBOS Treasury Services PLC, MTN
2.8294% due 07/17/2009 (b)(h)	3,900,000	3,898,183
International Lease Finance Corp., MTN
3.0306% due 05/24/2010 (b)	18,700,000	16,834,301
JP Morgan Chase & Company
6.00% due 01/15/2018	2,300,000	2,227,279
JP Morgan Chase & Company, MTN
2.8419% due 05/07/2010 (b)	3,900,000	3,860,676
JP Morgan Chase Bank NA, BKNT
6.00% due 10/01/2017	3,900,000	3,775,184
JP Morgan Chase Capital XX, Series T
6.55% due 09/29/2036	400,000	329,126
KeyBank NA, BKNT
4.6819% due 06/02/2010 (b)	4,400,000	4,385,396
Korea Development Bank
2.9275% due 04/03/2010 (b)	9,900,000	9,777,062
Lehman Brothers Holdings, Inc., MTN
2.52% due 11/24/2008 (b)	1,200,000	1,189,159
2.8512% due 12/23/2008 (b)	400,000	392,250
2.8775% due 04/03/2009 (b)	1,300,000	1,249,693
2.9113% due 08/21/2009 (b)	2,300,000	2,158,932
2.9069% due 11/16/2009 (b)	4,100,000	3,789,634
2.9506% due 05/25/2010 (b)	800,000	730,913
3.0113% due 12/23/2010 (b)	10,000,000	8,890,510
6.875% due 05/02/2018	1,100,000	1,024,128
Longpoint Re, Ltd.
8.0638% due 05/08/2010 (b)(h)	1,200,000	1,211,640
Merrill Lynch & Company, Inc.
6.40% due 08/28/2017	3,100,000	2,812,091
Merrill Lynch & Company, Inc., MTN
2.8525% due 05/08/2009 (b)	2,700,000	2,626,266
2.8944% due 08/14/2009 (b)	2,300,000	2,217,106
3.00% due 07/25/2011 (b)	3,200,000	2,867,181
6.05% due 08/15/2012	900,000	862,718
6.875% due 04/25/2018	7,600,000	6,999,668
Merrill Lynch & Company, Inc., Series B, MTN
2.8863% due 01/30/2009 (b)	3,200,000	3,142,870
Morgan Stanley
6.25% due 08/28/2017	800,000	728,154
Morgan Stanley, MTN
2.5113% due 11/21/2008 (b)	1,900,000	1,896,175
2.8806% due 01/15/2010 (b)	2,400,000	2,311,850
4.9044% due 05/14/2010 (b)	5,000,000	4,942,785
Morgan Stanley, Series F, MTN
2.8519% due 05/07/2009 (b)	2,900,000	2,866,070
Morgan Stanley, Series G, MTN
2.9125% due 02/09/2009 (b)	7,200,000	7,135,733

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Total Return Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Financial Services (continued)
Mystic Re, Ltd.
12.6819% due 06/07/2011 (b)(h)	$700,000	$713,086
Salomon Brothers AG for OAO Gazprom
10.50% due 10/21/2009 (b)	900,000	954,000
SLM Corp., MTN, Series A
2.94% due 07/27/2009 (b)	10,500,000	9,950,934
SMFG Preferred Capital
6.078% due 01/29/2049 (b)(h)	1,600,000	1,302,384
TNK-BP Finance SA
6.125% due 03/20/2012 (h)	500,000	460,000
TransCapitalInvest, Ltd., for OJSC AK Transneft
8.70% due 08/07/2018 (h)	1,000,000	1,005,545
Wells Fargo & Company
2.8763% due 09/15/2009 (b)	1,500,000	1,500,284
ZFS Finance USA Trust IV
5.875% due 05/09/2032 (h)	1,100,000	933,460
		301,563,363

Food & Beverages - 0.30%
General Mills, Inc.
2.9206% due 01/22/2010 (b)	2,100,000	2,068,683
Kraft Foods, Inc.
6.125% due 02/01/2018	2,500,000	2,455,240
6.875% due 02/01/2038	1,100,000	1,076,156
		5,600,079

Gas & Pipeline Utilities - 0.14%
NGPL PipeCo LLC
6.514% due 12/15/2012 (h)	2,600,000	2,637,560

Insurance - 1.06%
MetLife, Inc.
6.40% due 12/15/2036 (b)	900,000	717,084
Metropolitan Life Global Funding I, MTN
2.8469% due 05/17/2010 (b)(h)	5,000,000	4,937,375
Monumental Global Funding, Ltd.
5.50% due 04/22/2013 (h)	1,900,000	1,882,900
Pricoa Global Funding I
2.8963% due 01/30/2012 (b)(h)	3,200,000	3,078,368
3.0081% due 09/27/2013 (b)(h)	2,700,000	2,529,149
Principal Life Income Funding Trusts, MTN
5.30% due 04/24/2013	2,200,000	2,197,327
5.55% due 04/27/2015	3,500,000	3,478,027
Residential Reinsurance 2007, Ltd., Series CL2
12.9319% due 06/07/2010 (b)(h)	600,000	603,292
		19,423,522

International Oil - 0.15%
Gaz Capital for Gazprom
6.212% due 11/22/2016 (h)	500,000	451,050
Transocean, Inc.
2.8731% due 09/05/2008 (b)	2,300,000	2,300,009
		2,751,059

Manufacturing - 0.17%
Siemens Financieringsmaatschappij NV
2.8544% due 08/14/2009 (b)(h)	3,200,000	3,200,544

Pharmaceuticals - 0.11%
AstraZeneca PLC
5.90% due 09/15/2017	1,000,000	1,038,673

Total Return Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)

Pharmaceuticals (continued)
AstraZeneca PLC (continued)
6.45% due 09/15/2037	$1,000,000	$1,025,524
		2,064,197

Retail - 0.77%
Home Depot, Inc.
3.75% due 09/15/2009	14,300,000	14,258,902

Telecommunications Equipment & Services - 0.32%
Verizon Communications, Inc.
2.8375% due 04/03/2009 (b)	5,900,000	5,887,645

Telephone - 0.33%
AT&T, Inc.
2.8944% due 02/05/2010 (b)	1,400,000	1,395,695
3.0143% due 11/14/2008 (b)	1,600,000	1,600,595
Telecom Italia Capital SA
3.395% due 07/18/2011 (b)	3,200,000	3,010,899
		6,007,189

Tobacco - 0.09%
Philip Morris International, Inc.
5.65% due 05/16/2018	1,600,000	1,574,090
TOTAL CORPORATE BONDS (Cost $579,629,192)		$554,148,953

MUNICIPAL BONDS - 1.41%

California - 0.66%
California State Various Purpose
5.00% due 11/01/2037	4,700,000	4,586,918
Los Angeles Unified School District, California, Series A-1
4.50% due 07/01/2023	5,000,000	4,999,750
San Diego Tobacco Settlement Revenue Funding Corp.
7.125% due 06/01/2032	1,550,000	1,470,020
Tobacco Securitization Authority South California
Tobacco Settlement, Series A1-SNR
5.125% due 06/01/2046	1,500,000	1,113,285
		12,169,973

Illinois - 0.32%
Chicago Illinois Transit Authority, Series A
6.30% due 12/01/2021	100,000	102,557
6.899% due 12/01/2040	2,700,000	2,863,620
Chicago Illinois Transit Authority, Series B
6.30% due 12/01/2021	300,000	310,659
6.899% due 12/01/2040	2,600,000	2,636,764
		5,913,600

Iowa - 0.05%
Tobacco Settlement Authority of Iowa, Tobacco Settlement Revenue, Series A
6.50% due 06/01/2023	1,070,000	942,392

Nevada - 0.01%
Truckee Meadows Nevada Water Authority, Water Revenue, Series A
5.00% due 07/01/2036	200,000	197,616

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Total Return Fund (continued)
	Shares or Principal Amount	Value
MUNICIPAL BONDS (continued)

Pennsylvania - 0.08%
Pennsylvania Higher Educational Facilties Authority, Facilities Authority Revenue
10.135% due 07/15/2013 (b)	$1,500,000	$1,340,880

West Virginia - 0.16%
Tobacco Settlement Finance Authority of West Virginia, Tobacco Settlement Funded
7.467% due 06/01/2047	3,250,000	2,897,602

Wisconsin - 0.13%
Badger Tobacco Asset Securitization Corp.
6.125% due 06/01/2027	2,420,000	2,401,076
TOTAL MUNICIPAL BONDS (Cost $25,949,125)		$25,863,139

COLLATERALIZED MORTGAGE OBLIGATIONS - 9.21%
American Home Mortgage Investment Trust, Series 2004-4, Class 4A
4.39% due 02/25/2045	259,984	184,486
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1
5.0743% due 11/25/2034 (b)	3,923,491	3,763,506
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-9, Class 22A1
4.7713% due 11/25/2034 (b)	1,269,005	1,176,006
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1
5.5045% due 09/25/2035 (b)	1,190,243	974,551
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4
5.70% due 06/11/2050	4,300,000	3,874,234
Bear Stearns Mortgage Funding Trust, Series 2007-AR1, Class 2A1
2.5419% due 02/25/2037 (b)	3,166,116	2,826,238
Bear Stearns Structured Products, Inc., Series 2007-R7, Class A1
2.66% due 01/26/2037 (b)(h)	4,086,539	3,963,943
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class 1A1
4.90% due 12/25/2035 (b)	1,135,774	1,079,747
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A2A
4.70% due 12/25/2035	519,643	488,742
Countrywide Alternative Loan Trust, Series 2005-81, Class A1
2.7519% due 02/25/2037 (b)	6,946,945	4,458,111
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-22, Class A3
4.7957% due 11/25/2034 (b)	2,463,933	2,201,415
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB9, Class 1A1
4.7189% due 02/20/2035 (b)	4,368,957	3,960,670
Countrywide Home Loans, Series 2005-HYB9, Class 3A2A
5.25% due 02/20/2036 (b)	611,185	484,808
Credit-Based Asset Servicing and Securitization LLC, Series 2007-SP1, Class A1
2.5619% due 12/25/2037 (b)(h)	4,517,138	4,333,629
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A1
4.938% due 12/15/2040	847,683	846,353

Total Return Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Deutsche ALT-A Securities Inc Alternate Loan Trust, Series 2007-AR1, Class A3B
2.5419% due 01/25/2047 (b)	$1,859,133	$1,737,391
Federal Home Loan Mortgage Corp., REMIC, Series 2007-3346, Class FA
2.6969% due 02/15/2019 (b)	15,153,472	14,711,334
Federal Home Loan Mortgage Corp., Series 2002-2539, Class TE
5.00% due 12/15/2026 (b)	1,428,381	1,429,399
Federal Home Loan Mortgage Corp., Series 2007-3335, Class AF
2.6169% due 10/15/2020 (b)	22,107,606	21,686,279
Federal Home Loan Mortgage Corp., Series 2007-3335, Class BF
2.6169% due 07/15/2019 (b)	3,585,704	3,520,603
Federal Home Loan Mortgage Corp., Series 2637, Class F
2.8669% due 06/15/2018 (b)	316,876	310,934
Federal Home Loan Mortgage Corp., Series 3036, Class NA
5.00% due 07/15/2024	2,422,216	2,453,844
Federal Home Loan Mortgage Corp., Series 3149, Class LF
2.7669% due 05/15/2036 (b)	1,682,633	1,637,547
Federal Home Loan Mortgage Corp., Series 3335, Class FT
2.6169% due 08/15/2019 (b)	16,297,903	15,997,997
Federal Home Loan Mortgage Corp., Series T-63, Class 1A1
4.4901% due 02/25/2045 (b)	205,510	186,125
Federal National Mortgage Association, REMIC, Series 2007-73, Class A1
2.5319% due 07/25/2037 (b)	4,036,316	3,957,276
Federal National Mortgage Association, Series 2003-21, Class M
5.00% due 02/25/2017 (b)	516,102	521,130
Federal National Mortgage Association, Series 2003-37, Class HY
5.00% due 12/25/2016 (b)	8,684,182	8,772,935
Federal National Mortgage Association, Series 2003-W6, Class F
2.8219% due 09/25/2042 (b)	1,918,057	1,889,540
Federal National Mortgage Association, Series 2005-120, Class NF
2.5719% due 01/25/2021 (b)	14,699,244	14,437,986
Federal National Mortgage Association, Series 2005-33, Class QA
5.00% due 06/25/2027	1,675,004	1,698,988
Federal National Mortgage Association, Series 2006-5, Class 3A2
4.6669% due 02/25/2036 (b)	460,752	457,513
Federal National Mortgage Association, Whole Loan, Series 2003-W12, Class 2A5
4.50% due 06/25/2043 (b)	460,634	459,795
Greenpoint Mortgage Funding Trust, Series 2006-AR6, Class A1A
2.5519% due 10/25/2046 (b)	1,979,408	1,700,187
Greenpoint Mortgage Funding Trust, Series 2006-AR8, Class 1A1A
2.5519% due 01/25/2047 (b)	2,212,911	2,098,115

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Total Return Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GS Mortgage Securities Corp II, Series 2007-EOP, Class A1
2.5512% due 03/06/2020 (b)(h)	$2,951,503	$2,724,192
Indymac Index Mortgage Loan Trust, Series 2006-AR14, Class 1A1A
2.5619% due 11/25/2046 (b)	1,175,889	1,101,687
JP Morgan Chase Commercial Mortgage Security Corp., Series 2006-LDP9, Class A3
5.336% due 05/15/2047	3,000,000	2,709,253
JP Morgan Mortgage Trust, Series 2005-A1, Class 6T1
5.0228% due 02/25/2035 (b)	1,907,599	1,697,271
LB-UBS Commercial Mortgage Trust, Series 2002-C2, Class A2
4.904% due 06/15/2026	190,287	190,311
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A1
4.99% due 11/15/2030	1,147,894	1,148,271
Mellon Residential Funding Corp., Series 2000-TBC3, Class A1
2.9069% due 12/15/2030 (b)	4,949,348	4,592,845
Merrill Lynch Mortgage Investors, Inc., Series 2005-2, Class 3A
3.4719% due 10/25/2035 (b)	567,960	514,696
Merrill Lynch Mortgage Investors, Inc., Series 2005-3, Class 4A
2.7219% due 11/25/2035 (b)	329,374	297,123
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A
2.6819% due 02/25/2036 (b)	1,144,673	917,988
Morgan Stanley Capital I, Series 2007-XLFA, Class A1
2.527% due 10/15/2020 (b)(h)	717,787	660,927
Structured Asset Mortgage Investments, Inc., Series 2005-AR5, Class A3
2.7156% due 07/19/2035 (b)	2,327,901	1,908,602
Structured Asset Mortgage Investments, Inc., Series 2005-AR8, Class A1A
2.7519% due 02/25/2036 (b)	669,558	434,674
Structured Asset Mortgage Investments, Inc., Series 2007-AR2, Class 2A1
2.6019% due 03/25/2037 (b)	3,484,644	2,686,558
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1
2.5919% due 08/25/2036 (b)	4,230,558	4,075,231
Thornburg Mortgage Securities Trust, Series 2006-6, Class A1
2.5819% due 11/25/2011 (b)	1,667,616	1,596,918
WaMu Mortgage Pass-Through Certificates, Series 2002-AR17, Class 1A
4.279% due 11/25/2042 (b)	262,551	243,209
Washington Mutual, Inc., Series 2001-7, Class A
4.4724% due 05/25/2041 (b)	212,107	194,515
Washington Mutual, Inc., Series 2005-AR19, Class A1A1
2.7419% due 12/26/2045 (b)	3,385,552	2,222,063
Wells Fargo Mortgage Backed Securities Trust, Series 2004-CC, Class A1
4.9465% due 01/25/2035 (b)	3,273,041	3,020,326

Total Return Fund (continued)
	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR2, Class 2A1
4.95% due 03/25/2036 (b)	$2,512,754	$2,247,349
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $180,673,619)		$169,465,366

ASSET BACKED SECURITIES - 6.19%
Access Group, Inc., Series 2008-1, Class A
4.093% due 10/27/2025 (b)	11,300,000	11,187,000
ACE Securities Corp., Series 2006-ASP5, Class A2A
2.5519% due 10/25/2036 (b)	696,993	689,945
Argent Securities, Inc., Series 2006-M2, Class A2A
2.5219% due 09/25/2036 (b)	363,434	360,453
BA Credit Card Trust, Series 2008-A5, Class A5
3.6669% due 12/16/2013 (b)	13,800,000	13,764,328
Bear Stearns Asset Backed Securities Trust, Series 2007-HE5, Class 1A1
2.5619% due 06/25/2047 (b)	1,202,887	1,142,897
Bear Stearns Asset Backed Securities, Inc., Series 2007-HE1, Class 21A1
2.5319% due 01/25/2037 (b)	3,261,670	3,050,711
BNC Mortgage Loan Trust, Series 2007-2, Class A2
2.5719% due 05/25/2037 (b)	2,194,839	2,008,210
Carrington Mortgage Loan Trust, Series 2005-NC5, Class A2
2.7919% due 10/25/2035 (b)	1,813,484	1,718,409
Citicorp Residential Mortgage Securities, Inc., Series 2006-1, Class A1
5.956% due 07/25/2036	1,796,811	1,792,374
Citigroup Commercial Mortgage Trust, Series 2006-FL2, Class A1
2.5369% due 10/01/2036 (b)(h)	69,049	66,100
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH4, Class A1
2.5113% due 11/25/2036 (b)	197,708	195,761
Countrywide Asset-Backed Certificates, Series 2006-15, Class A1
2.5819% due 10/25/2046 (b)	998,421	969,881
Countrywide Asset-Backed Certificates, Series 2006-16, Class 2A1
2.5219% due 12/25/2046 (b)	368,550	363,346
Countrywide Asset-Backed Certificates, Series 2006-17, Class 2A1
2.5219% due 03/25/2047 (b)	621,446	606,646
Countrywide Asset-Backed Certificates, Series 2006-18, Class 2A1
2.5219% due 03/25/2037 (b)	2,062,975	1,974,668
Countrywide Asset-Backed Certificates, Series 2006-19, Class 2A1
2.5319% due 03/25/2037 (b)	1,377,483	1,337,553
Countrywide Asset-Backed Certificates, Series 2007-1, Class 2A1
2.5219% due 07/25/2037 (b)	8,103,705	7,614,075
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF15, Class A3
2.5219% due 11/25/2036 (b)	2,093,362	1,971,361
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF9, Class 2A1
2.5319% due 06/25/2036 (b)	2,795,350	2,745,466

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Total Return Fund (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
First Franklin Mortgage Loan Asset Backed Certificates, Series 2007-FF1, Class A2A
2.5119% due 01/25/2038 (b)	$3,026,516	$2,836,705
Fremont Home Loan Trust, Series 2006-3, Class 2A1
2.5419% due 02/25/2037 (b)	551,267	540,266
GE Capital Commercial Mortgage Corp., Series 2002-3A, Class A1
4.229% due 12/10/2037 (b)	4,577,930	4,526,235
GSAMP Trust, Series 2006-FM2, Class A2A
2.5419% due 09/25/2036 (b)	918,053	902,674
GSAMP Trust, Series 2007-FM1, Class A2A
2.5419% due 12/25/2036 (b)	1,798,905	1,658,357
GSR Mortgage Loan Trust, Series 2005-AR7, Class 6A1
5.2481% due 11/25/2035 (b)	2,957,019	2,603,925
GSR Mortgage Loan Trust, Series 2005-HEL1, Class A2A
2.5719% due 11/25/2030 (b)	30,752	30,019
HFC Home Equity Loan Asset Backed Certificates, Series 2005-1, Class A
2.7606% due 01/20/2034 (b)	2,588,694	2,222,844
HSBC Asset Loan Obligation, Series 2007-WF1, Class A1
2.5319% due 12/25/2036 (b)	7,083,945	6,813,325
HSI Asset Securitization Corp. Trust, Series 2006-HE2, Class 2A1
2.5219% due 12/25/2036 (b)	855,736	786,268
JP Morgan Mortgage Acquisition Corp., Series 2006-HE3, Class A2
2.5314% due 11/25/2036 (b)	343,755	333,355
JP Morgan Mortgage Acquisition Corp., Series 2006-WMC3, Class A2
2.5219% due 08/25/2036 (b)	445,332	438,147
JP Morgan Mortgage Acquisition Corp., Series 2007-HE1, Class AV1
2.5319% due 04/25/2009 (b)	2,336,027	2,192,186
Lehman Brothers Floating Rate Commercial Mortgage Trust, Series 2006-LLFA, Class A1
2.5469% due 09/15/2021 (b)(h)	300,494	282,868
Long Beach Mortgage Loan Trust, Series 2004-4, Class 1A1
2.7519% due 10/25/2034 (b)	58,753	45,908
Master Asset Backed Securities Trust, Series 2007-HE1, Class A1
2.5519% due 05/25/2037 (b)	1,557,039	1,446,147
Morgan Stanley ABS Capital I, Series 2006-NC5, Class A2A
2.5119% due 10/25/2036 (b)	586,461	577,464
Morgan Stanley ABS Capital I, Series 2007-HE1, Class A2A
2.5219% due 11/25/2036 (b)	2,691,606	2,521,882
Option One Mortgage Loan Trust, Series 2007-1, Class 2A1
2.5219% due 01/25/2037 (b)	1,698,779	1,632,510
Park Place Securities, Inc., Series 2004-MCW1, Class A1
2.7839% due 08/25/2034 (b)	2,285,399	1,906,538
Residential Asset Mortgage Products, Inc., Series 2006-RZ4, Class A1A
2.5519% due 10/25/2036 (b)	1,279,177	1,192,435

Total Return Fund (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Residential Asset Securities Corp., Series 2006-EMX9, Class 1A1
2.5419% due 11/25/2036 (b)	$2,126,024	$2,087,472
Residential Asset Securities Corp., Series 2006-KS6, Class A1
2.5119% due 08/25/2036 (b)	32,280	32,184
Residential Asset Securities Corp., Series 2006-KS8, Class A1
2.5319% due 10/25/2036 (b)	1,568,321	1,549,942
Residential Asset Securities Corp., Series 2006-KS9, Class AI1
2.5419% due 11/25/2036 (b)	1,070,019	1,057,410
Saxon Asset Securities Trust, Series 2006-3, Class A1
2.5319% due 11/25/2036 (b)	484,255	473,044
SBI Heloc Trust, Series 2006-1A, Class 1A2A
2.6419% due 08/25/2036 (b)(h)	834,933	814,480
Securitized Asset Backed Receivables LLC Trust, Series 2007-HE1, Class A2A
2.5319% due 12/25/2036 (b)	1,525,091	1,411,347
Soundview Home Equity Loan Trust, Series 2006-EQ1, Class A1
2.5219% due 10/25/2036 (b)	362,948	359,801
Specialty Underwriting & Residential Finance, Series 2007-BC1, Class A2A
2.5319% due 01/25/2038 (b)	3,397,932	3,279,994
Structured Asset Securities Corp., Series 2006-11, Class A1
5.3002% due 12/31/2036 (b)(h)	1,571,471	1,330,132
Structured Asset Securities Corp., Series 2006-BC3, Class A2
2.5219% due 10/25/2036 (b)	1,529,175	1,468,770
Wachovia Bank Commercial Mortgage Trust, Series 2006-WL7A, Class A1
2.5569% due 08/11/2018 (b)(h)	8,165,327	7,619,007
Wachovia Bank Commercial Mortgage Trust, Series 2007-WHL8, Class A1
2.5469% due 06/15/2020 (b)(h)	3,754,699	3,423,768
TOTAL ASSET BACKED SECURITIES (Cost $118,961,388)		$113,956,593

PREFERRED STOCKS - 2.72%

Banking - 2.70%
Bank of America Corp., 8.00%	12,100,000	10,783,326
Wachovia Corp., 7.98%	51,900,000	38,991,951
		49,775,277

Insurance - 0.02%
American International Group, Inc., 8.50%	6,200	309,070
TOTAL PREFERRED STOCKS (Cost $64,464,159)		$50,084,347

TERM LOANS - 0.54%

Cable & Television - 0.10%
Cablevision Systems Corp.
4.2063% due 02/24/2013 (b)	1,972,411	1,876,867

Financial Services - 0.35%
Chrysler Financial
9.00% due 08/03/2012 (b)	7,940,000	6,322,225

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Total Return Fund (continued)
	Shares or Principal Amount	Value
TERM LOANS (continued)

Semiconductors - 0.09%
Sensata Technologies, Inc.
4.4119% due 04/27/2013 (b)	$1,974,811	$1,719,725
TOTAL TERM LOANS (Cost $11,475,940)		$9,918,817

OPTIONS - 0.22%

Call Options - 0.22%
Over The Counter European Style Call on USD-LIBOR Rate Swaption
Expiration 12/15/2008 at $3.15 *	270,700,000	719,385
Expiration 12/15/2008 at $3.15 *	34,200,000	90,886
Expiration 02/02/2009 at $3.15 *	111,000,000	350,949
Expiration 08/03/2009 at $3.45 *	26,000,000	145,436
Expiration 08/03/2009 at $3.45 *	158,800,000	888,280
Expiration 08/03/2009 at $3.45 *	23,800,000	133,130
Expiration 02/02/2009 at $3.50 *	129,700,000	755,451
Expiration 07/02/2009 at $3.60 *	20,700,000	138,489
Expiration 08/03/2009 at $3.85 *	86,600,000	762,426
		3,984,432
TOTAL OPTIONS (Cost $8,747,592)		$3,984,432

REPURCHASE AGREEMENTS - 7.11%
Credit Suisse First Boston Tri-Party Repurchase Agreement dated 08/29/2008 at 1.85% to be repurchased at $16,003,289 on 09/02/2008, collateralized by $12,203,000 U.S. Treasury Notes, 3.50% due 01/15/2011 (valued at $16,374,710, including interest)	$16,000,000	$16,000,000
Deutsche Bank Tri-Party Repurchase Agreement dated 08/29/2008 at 1.98% to be repurchased at $110,324,266 on 09/02/2008, collateralized by $103,506,000 U.S. Treasury Notes, 4.50% due 11/15/2015 (valued at $112,821,540, including interest)	110,300,000	110,300,000
Repurchase Agreement with State Street Corp. dated 08/29/2008 at 1.70% to be repurchased at $4,457,842 on 09/02/2008, collateralized by $4,470,000 Federal National Mortgage Association, 3.375% due 03/05/2010 (valued at $4,547,331, including interest)	4,457,000	4,457,000
TOTAL REPURCHASE AGREEMENTS (Cost $130,757,000)		$130,757,000

SHORT TERM INVESTMENTS - 4.08%
Citibank Omni
3.58% due 10/23/2008	$22,900,000	$22,781,582
Fortis Bank SA/NV - New York NY, Series YCD
2.7506% due 09/30/2008 (b)	2,700,000	2,699,161
Merrill Lynch Commercial Trust 2008-LAQ
2.9864% due 07/09/2009	5,000,000	4,712,500
U.S. Treasury Bills
zero coupon due 09/11/2008 to 09/25/2008	5,500,000	5,494,530
UBS Finance Delaware LLC
2.635% due 09/03/2008	28,300,000	28,295,857

Total Return Fund (continued)
	Shares or Principal Amount	Value

SHORT TERM INVESTMENTS (continued)
UBS Finance Delaware LLC (continued)
2.845% due 09/30/2008	$11,200,000	$11,174,332
TOTAL SHORT TERM INVESTMENTS (Cost $75,138,711)		$75,157,962
Total Investments (Total Return Fund) (Cost $2,452,053,719) - 130.54%		$2,401,771,681
Liabilities in Excess of Other Assets - (30.54)%		(561,829,252)
TOTAL NET ASSETS - 100.00%		$1,839,942,429

Schedule of Securities Sold Short
	Shares or Principal Amount	Value

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.10%
Government National Mortgage Association
6.00%, TBA **	$3,300,000	$3,348,984
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (Proceeds $3,310,828)		$3,348,984

U.S. TREASURY NOTES - 97.90%
U.S. Treasury Notes
3.125%, due 11/30/2009 (j)	11,200,000	$11,335,621
3.25%, due 12/31/2009 (j)	53,700,000	$54,446,752
2.125%, due 01/31/2010 (j)	18,200,000	$18,195,741
3.50%, due 02/15/2010 (j)	6,000,000	$6,121,878
2.00%, due 02/28/2010 (j)	12,200,000	$12,171,403
2.125%, due 04/30/2010 (j)	11,500,000	$11,489,213
2.875%, due 01/31/2013 (j)	12,000,000	$11,965,308
4.25%, due 08/15/2013 (j)	5,300,000	$5,588,188
4.50%, due 05/15/2017 (j)	23,500,000	$24,884,291
TOTAL U.S. TREASURY NOTES (Proceeds $155,755,581)		$156,198,395
Total Securities Sold Short (Total Return Fund) (Proceeds $159,066,409)		$159,547,379

U.S. Government Securities Fund
	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 3.10%

Treasury Inflation Protected Securities (d) - 1.20%
2.00% due 01/15/2026	$639,224	$625,840
2.375% due 01/15/2027	1,713,826	1,773,275
		2,399,115

U.S. Treasury Bonds - 0.25%
7.125% due 02/15/2023	140,000	181,573
8.875% due 02/15/2019	230,000	323,905
		505,478

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

U.S. Government Securities Fund (continued)
	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS (continued)

U.S. Treasury Notes - 1.65%
2.875% due 06/30/2010	$80,000	$80,844
4.00% due 08/31/2009 to 08/15/2018	3,060,000	3,113,525
4.875% due 10/31/2008	100,000	100,508
		3,294,877
TOTAL U.S. TREASURY OBLIGATIONS (Cost $6,071,101)		$6,199,470

U.S. GOVERNMENT AGENCY OBLIGATIONS - 80.83%

Federal Home Loan Mortgage Corp. - 18.20%
5.00% due 08/01/2033 to 08/01/2035	30,782,951	29,687,187
5.00% TBA **	3,000,000	2,879,766
5.50% due 11/01/2035	871,319	861,312
5.868% due 01/01/2037	2,078,255	2,119,423
6.00% due 10/01/2010 to 12/01/2028	360,506	367,620
6.50% due 12/01/2010	2,649	2,730
7.00% due 02/01/2011 to 06/01/2032	434,325	456,580
9.00% due 10/01/2017	5,193	5,647
9.50% due 08/01/2020	19,545	21,895
11.75% due 12/01/2013	766	810
12.00% due 07/01/2020	4,952	5,552
		36,408,522

Federal National Mortgage Association - 62.32%
4.75% due 11/19/2012	4,520,000	4,662,056
5.00% due 12/01/2019	6,380,902	6,420,035
5.00% due 06/01/2035 (j)	1,407,221	1,360,222
5.00% TBA **	43,100,000	41,426,134
5.3155% due 02/17/2009 (b)	1,544,000	1,544,000
5.50% due 04/01/2018 to 08/01/2037	13,326,042	13,230,368
5.50% TBA **	39,300,000	39,096,755
5.743% due 08/01/2037 (b)	1,764,748	1,803,842
6.00% due 02/01/2037	5,488,710	5,552,388
6.00% TBA **	1,660,000	1,700,073
6.335% due 07/01/2037 (b)	2,100,636	2,156,197
6.50% due 02/01/2026 to 10/01/2037	4,359,414	4,503,679
7.00% due 07/01/2022 to 01/01/2034	586,687	619,862
7.50% due 09/01/2029 to 02/01/2031	107,448	115,322
8.00% due 06/01/2017 to 03/01/2033	253,447	270,813
8.50% due 08/01/2019	89,186	98,006
8.75% due 08/01/2009 to 12/01/2009	4,352	4,400
9.00% due 05/01/2021	4,616	4,962
11.50% due 09/15/2013 to 09/01/2019	19,457	21,929
12.00% due 01/01/2013 to 04/01/2016	55,625	63,181
12.50% due 01/01/2013 to 09/01/2015	24,725	27,664
13.50% due 11/01/2014	12,231	13,731
		124,695,619

Government National Mortgage Association - 0.31%
6.50% due 02/15/2034 to 09/15/2034	320,148	332,094
7.50% due 03/15/2026 to 12/15/2027	137,800	147,728
8.50% due 06/15/2025	121,255	133,287
11.00% due 09/15/2015	574	656
		613,765
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $161,049,721)		$161,717,906

U.S. Government Securities Fund (continued)
	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS - 17.34%
American Home Mortgage Assets, Series 2006-3, Class 3A12
2.6513% due 10/25/2046 (b)	$1,064,735	$659,389
American Home Mortgage Investment Trust, Series 2006-2, Class 1A1
2.5519% due 06/25/2046 (b)	393,152	385,445
Bear Stearns Alt-A Trust, Series 2004-11, Class 2A2
6.3628% due 11/25/2034 (b)	552,592	419,391
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A4
5.405% due 12/11/2040 (b)	360,000	342,518
Bear Stearns Structured Products Inc., Series 2007-R11, Class A1A
3.0719% due 09/27/2037 (b)(h)	1,809,526	1,723,574
Commercial Mortgage Pass-Through Certificates, Series 2006-C8, Class A4
5.306% due 12/10/2046 (b)	1,740,000	1,573,594
Countrywide Alternative Loan Trust, Series 2005-17, Class 2A1
2.7119% due 07/25/2035 (b)	433,418	281,434
Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1
2.8019% due 11/20/2035 (b)	334,748	214,675
Countrywide Alternative Loan Trust, Series 2006-OA10, Class 4A1
2.6619% due 08/25/2046 (b)	1,222,328	752,017
Countrywide Alternative Loan Trust, Series 2006-OA11, Class A4
2.6619% due 09/25/2046 (b)	1,323,323	640,873
Countrywide Alternative Loan Trust, Series 2006-OA7, Class 3A1
2.6819% due 06/25/2046 (b)	767,050	479,862
Countrywide Alternative Loan Trust, Series 2006-OA9, Class 1A1
2.6706% due 07/20/2046 (b)	1,298,105	756,139
Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1B
2.6706% due 07/20/2046 (b)	1,333,408	769,600
Countrywide Alternative Loan Trust, Series 2006-OC2, Class 2A3
2.7619% due 02/25/2036 (b)	1,000,000	347,706
Countrywide Home Loans, Series 2006-OA5, Class 1A1
2.6719% due 03/25/2036 (b)	584,659	363,996
CS First Boston Mortgage Securities Corp, Series 2005-C5, Class A4
5.10% due 08/15/2038 (b)	1,010,000	946,706
Federal Home Loan Mortgage Corp., Series 2525, Class AM
4.50% due 04/15/2032	240,246	211,692
Federal National Mortgage Association Whole Loan, Series 2003-W12, Class 2A7
4.68% due 06/25/2043	5,000,000	4,718,750
Federal National Mortgage Association Whole Loan, Series 2005-W3, Class 2AF
2.6919% due 03/25/2045 (b)	506,804	496,525
Federal National Mortgage Association Whole Loan, Series 2003-W14, Class 2A
5.83% due 01/25/2043 (b)	724,022	722,548

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

U.S. Government Securities Fund (continued)
	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Harborview Mortgage Loan Trust, Series 2005-7, Class 1A1
4.768% due 06/19/2045 (b)	$431,971	$263,974
Impac CMB Trust, Series 2004-5, Class 1A1
2.8319% due 10/25/2034 (b)	825,521	659,913
Impac Secured Assets Corp., Series 2005-2, Class A1
2.7919% due 03/25/2036 (b)	881,919	642,671
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A4
5.661% due 03/15/2039 (b)	460,000	430,052
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A3
5.347% due 11/15/2038	1,950,000	1,771,070
Luminent Mortgage Trust, Series 2006-4, Class A1A
2.6619% due 05/25/2046 (b)	1,059,062	666,906
Master Adjustable Rate Mortgages Trust, Series 2004-15, Class 1A1
6.5859% due 12/25/2034 (b)	70,306	69,771
Master Adjustable Rate Mortgages Trust., Series 2007-3, Class 12A1
2.6719% due 05/25/2047 (b)	1,709,681	1,057,968
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4
5.8412% due 05/12/2039 (b)	750,000	703,577
Morgan Stanley Mortgage Loan Trust, Series 2006-8AR, Class 1A2
2.5419% due 06/25/2036 (b)	556,472	485,571
Novastar Mortgage-Backed Notes, Series 2006-MTA1, Class 2A1A
2.6619% due 09/25/2046 (b)	1,016,434	629,373
Structured Asset Mortgage Investments, Inc., Series 2006-AR6, Class 1A1
2.6519% due 12/25/2035 (b)	1,180,235	735,445
Structured Asset Mortgage Investments, Inc., Series 2006-AR7, Class A1A
2.6819% due 08/25/2036 (b)	1,445,992	898,623
Thornburg Mortgage Securities Trust, Series 2005-3, Class A3
2.7319% due 10/25/2035 (b)	1,445,019	1,442,412
Thornburg Mortgage Securities Trust, Series 2005-4, Class A4
2.6719% due 12/25/2035 (b)	1,640,866	1,632,807
Thornburg Mortgage Securities Trust, Series 2006-3, Class A2
2.5769% due 05/25/2046 (b)	1,313,403	1,260,244
Thornburg Mortgage Securities Trust, Series 2006-3, Class A3
2.5819% due 06/25/2046 (b)	1,452,105	1,435,999
Thornburg Mortgage Securities Trust, Series 2007-4, Class 2A1
6.2165% due 09/25/2037 (b)	655,455	573,063
Thornburg Mortgage Securities Trust, Series 2007-4, Class 3A1
6.2155% due 09/25/2037 (b)	625,588	546,454
WaMu Mortgage Pass-Through Certificates, Series 2005-AR17, Class A1A1
2.7419% due 12/25/2045 (b)	820,938	510,317
Washington Mutual, Inc., Series 2005-AR13, Class A1B3
2.8319% due 10/25/2045 (b)	557,108	233,203

U.S. Government Securities Fund (continued)
	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Washington Mutual, Inc., Series 2005-AR8, Class 2A1A
2.7619% due 07/25/2045 (b)	$792,480	$531,315
Zuni Mortgage Loan Trust, Series 2006-OA1, Class A1
2.6019% due 08/25/2036 (b)	735,583	706,464
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $43,713,571)		$34,693,626

ASSET BACKED SECURITIES - 9.65%
ACE Securities Corp., Series 2006-GP1, Class A
2.6019% due 02/25/2031 (b)	761,393	592,573
ACE Securities Corp., Series 2006-SL3, Class A1
2.5719% due 06/25/2036 (b)	783,968	260,775
Aegis Asset Backed Securities Trust, Series 2004-2, Class A3
2.9519% due 06/25/2034 (b)	173,194	156,087
Amortizing Residential Collateral Trust, Series 2001-BC6, Class A
3.1719% due 10/25/2031 (b)	583,503	541,517
Bravo Mortgage Asset Trust, Series 2006-1A, Class A1
2.6019% due 07/25/2036 (b)(h)	452,733	440,115
Countrywide Asset-Backed Certificates, Series 2002-BC2, Class A
3.0119% due 04/25/2032 (b)	316,019	276,747
Countrywide Home Equity Loan Trust, Series 2004-I, Class A
2.7569% due 02/15/2034 (b)	723,357	508,797
Countrywide Home Equity Loan Trust, Series 2005-E, Class 2A
2.6869% due 11/15/2035 (b)	264,465	136,025
Countrywide Home Equity Loan Trust, Series 2006-E, Class 2A
2.6069% due 07/15/2036 (b)	904,278	524,826
Countrywide Home Equity Loan Trust, Series 2006-RES, Class 4E1B
2.7269% due 07/25/2036 (b)(h)	786,775	275,371
Countrywide Home Equity Loan Trust, Series 2006-RES, Class 4F1B
2.7269% due 07/25/2036 (b)(h)	905,358	316,875
Countrywide Home Equity Loan Trust, Series 2007-GW, Class A
3.0169% due 08/15/2037 (b)	1,443,338	1,000,791
Credit Suisse Mortgage Capital Certificates, Series 2006-CF2, Class A1
2.7319% due 05/25/2036 (b)(h)	723,730	592,667
GMAC Mortgage Corp. Loan Trust, Series 2006-HE1, Class A
2.6819% due 11/25/2036 (b)	1,604,136	789,961
GSAA Home Equity Trust, Series 2005-5, Class A4
2.7419% due 02/25/2035 (b)	399,554	330,069
GSAMP Trust, Series 2006-S4, Class A1
2.5619% due 05/25/2036 (b)	546,959	252,836
IndyMac Seconds Asset Backed Trust, Series 2006-A, Class A
2.6019% due 06/25/2036 (b)	966,244	273,818
JP Morgan Chase Commercial Mortgage Securities Corp, Series 2006-CB17, Class A4
5.429% due 12/12/2043	2,490,000	2,271,778

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

U.S. Government Securities Fund (continued)
	Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A2
2.7519% due 09/25/2035 (b)	$585,251	$564,921
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-H1, Class 2A1
3.9719% due 10/25/2037 (b)	1,692,416	1,437,496
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-1, Class A1
2.5019% due 07/25/2036 (b)	11,903	11,874
Morgan Stanley Mortgage Loan Trust, Series 2006-4SL, Class A1
2.6219% due 03/25/2036 (b)	587,405	194,947
Nelnet Student Loan Trust, Series 2008-4, Class A4
4.28% due 04/25/2024 (b)	320,000	309,650
SACO I Trust, Inc., Series 2006-6, Class A
2.6019% due 06/25/2036 (b)	889,761	194,743
SACO I Trust, Inc., Series 2006-7, Class A1
2.6019% due 07/25/2036 (b)	973,536	186,524
SLM Student Loan Trust, Series 2006-5, Class A2
2.79% due 07/25/2017 (b)	757,563	755,483
Structured Asset Securities Corp., Series 2006-ARS1, Class A1
2.5819% due 02/25/2036 (b)(h)	979,348	221,832
Truman Capital Mortgage Loan Trust, Series 2006-1, Class A
2.7319% due 03/25/2036 (b)(h)	1,028,556	514,278
Washington Mutual, Inc., Series 2007-HE3, Class 2A2
2.6419% due 05/25/2037 (b)	2,300,000	1,762,792
Washington Mutual, Inc., Series 2007-HE3, Class 2A4
2.7619% due 05/25/2037 (b)	1,200,000	540,076
Lehman XS Trust, Series 2006-2N, Class 1A1
2.7319% due 02/25/2046 (b)	1,088,981	666,472
Lehman XS Trust, Series 2006-GP3, Class 3A1A
2.5419% due 06/25/2046 (b)	856,698	800,404
Lehman XS Trust, Series 2006-GP4, Class 3A1A
2.5419% due 08/25/2046 (b)	982,397	801,991
RAAC Series, Series 2006-RP3, Class A
2.7419% due 05/25/2036 (b)(h)	983,872	805,811
TOTAL ASSET BACKED SECURITIES (Cost $30,069,253)		$19,310,922

PREFERRED STOCKS - 0.29%

Financial Services - 0.29%
Federal Home Loan Mortgage Corp., Series Z, 8.375%	23,775	334,039
Federal National Mortgage Association, Series S, 8.25%	17,050	244,667
		578,706
TOTAL PREFERRED STOCKS (Cost $1,020,625)		$578,706

U.S. Government Securities Fund (continued)
	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 23.69%
Merrill Lynch Tri-Party Repurchase Agreement dated 08/29/2008 at 2.06% to be repurchased at $47,410,849 on 09/02/2008, collateralized by $44,612,000 Federal National Mortgage Association, 7.125% due 06/15/2010 (valued at $48,348,001, including interest)	$47,400,000	$47,400,000
TOTAL REPURCHASE AGREEMENTS (Cost $47,400,000)		$47,400,000

SHORT TERM INVESTMENTS - 7.23%
Federal Home Loan Bank
zero coupon due 01/02/2009	$5,900,000	$5,843,960
Federal National Mortgage Association Discount Notes
zero coupon due 12/22/2008	8,000,000	7,943,005
zero coupon due 12/15/2008 ****	673,000	668,922
TOTAL SHORT TERM INVESTMENTS (Cost $14,455,887)		$14,455,887
Total Investments (U.S. Government Securities Fund) (Cost $303,780,158) - 142.13%		$284,356,517
Liabilities in Excess of Other Assets - (42.13)%		(84,284,614)
TOTAL NET ASSETS - 100.00%		$200,071,903

U.S. High Yield Bond Fund
	Shares or Principal Amount	Value

CORPORATE BONDS - 76.24%

Advertising - 0.95%
Lamar Media Corp.
6.625% due 08/15/2015	$2,325,000	$2,063,437
Lamar Media Corp., Series B
6.625% due 08/15/2015	75,000	66,469
Lamar Media Corp., Series C
6.625% due 08/15/2015	1,730,000	1,533,213
Sheridan Group, Inc.
10.25% due 08/15/2011	1,500,000	1,365,000
		5,028,119

Agriculture - 0.53%
Mosaic Company
7.375% due 12/01/2014 (h)	715,000	739,405
7.625% due 12/01/2016 (h)	1,953,000	2,053,835
		2,793,240

Air Travel - 0.05%
Continental Airlines, Inc., Series 00-1
8.499% due 05/01/2011	291,228	278,123

Auto Parts - 0.77%
Allison Transmission, Inc.
11.00% due 11/01/2015 (a)(h)	2,285,000	2,102,200
11.25% due 11/01/2015 (h)	2,225,000	1,980,250
		4,082,450

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Auto Services - 1.37%
KAR Holdings, Inc.
8.75% due 05/01/2014	$1,200,000	$1,060,500
10.00% due 05/01/2015	7,355,000	6,196,588
		7,257,088

Automobiles - 1.67%
Ford Motor Company
7.45% due 07/16/2031	1,545,000	795,675
General Motors Corp.
7.20% due 01/15/2011	4,050,000	2,602,125
7.375% due 05/23/2048	1,500,000	630,000
Sonic Automotive, Inc., Series B
8.625% due 08/15/2013	3,058,000	2,354,660
United Auto Group, Inc.
7.75% due 12/15/2016	3,050,000	2,474,312
		8,856,772

Banking - 0.14%
Chevy Chase Bank
6.875% due 12/01/2013	900,000	758,250

Broadcasting - 1.42%
Barrington Broadcasting Group LLC
10.50% due 08/15/2014	4,400,000	3,718,000
Fisher Communications, Inc.
8.625% due 09/15/2014	3,375,000	3,434,062
Muzak Finance Corp.
13.00% due 03/15/2010	700,000	350,000
		7,502,062

Building Materials & Construction - 0.27%
Esco Corp.
6.6512% due 12/15/2013 (b)(h)	625,000	587,500
8.625% due 12/15/2013 (h)	825,000	829,125
		1,416,625

Business Services - 4.27%
Affinity Group, Inc.
9.00% due 02/15/2012	900,000	801,000
10.875% due 02/15/2012	474,468	415,159
Cornell Companies, Inc.
10.75% due 07/01/2012	600,000	606,000
First Data Corp.
9.875% due 09/24/2015 (h)	5,750,000	4,959,375
Iron Mountain, Inc.
8.00% due 06/15/2020	1,250,000	1,215,625
NCO Group, Inc.
11.875% due 11/15/2014	2,075,000	1,654,813
Rural/Metro Corp.
9.875% due 03/15/2015	1,900,000	1,710,000
SunGard Data Systems, Inc.
3.75% due 01/15/2009	125,000	124,375
4.875% due 01/15/2014	600,000	527,250
9.125% due 08/15/2013	365,000	370,475
10.25% due 08/15/2015	10,121,000	10,196,907
		22,580,979

Cable & Television - 6.83%
Charter Communications Holdings II LLC/ Charter Communications Holdings II Capital Corp.
10.25% due 09/15/2010	1,000,000	960,000

U.S. High Yield Bond Fund (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Cable & Television (continued)
Charter Communications Operating LLC
8.00% due 04/30/2012 (h)	$6,700,000	$6,465,500
8.375% due 04/30/2014 (h)	6,000,000	5,782,500
CSC Holdings, Inc.
6.75% due 04/15/2012	2,275,000	2,218,125
CSC Holdings, Inc., Series B
7.625% due 04/01/2011	1,700,000	1,708,500
8.125% due 08/15/2009	300,000	304,500
DirecTV Holdings LLC
6.375% due 06/15/2015	200,000	188,500
8.375% due 03/15/2013	8,725,000	9,030,375
EchoStar DBS Corp.
6.375% due 10/01/2011	750,000	733,125
6.625% due 10/01/2014	650,000	598,000
7.125% due 02/01/2016	3,400,000	3,128,000
7.75% due 05/31/2015	1,450,000	1,384,750
Videotron Ltee.
6.375% due 12/15/2015	1,070,000	999,112
6.875% due 01/15/2014	1,740,000	1,689,975
9.125% due 04/15/2018 (h)	900,000	946,125
		36,137,087

Cellular Communications - 4.25%
Centennial Communications Corp.
8.125% due 02/01/2014	403,000	409,045
10.00% due 01/01/2013	4,200,000	4,368,000
Cricket Communications, Inc.
9.375% due 11/01/2014	1,930,000	1,913,112
9.375% due 11/01/2014	3,375,000	3,345,469
MetroPCS Wireless, Inc.
9.25% due 11/01/2014	3,850,000	3,816,313
Rural Cellular Corp.
5.6819% due 06/01/2013 (b)	2,050,000	2,091,000
8.25% due 03/15/2012	3,848,000	4,006,730
9.875% due 02/01/2010	2,500,000	2,562,500
		22,512,169

Chemicals - 1.22%
American Pacific Corp.
9.00% due 02/01/2015	1,500,000	1,455,000
Huntsman International LLC
7.875% due 11/15/2014	1,575,000	1,464,750
Innophos Holdings, Inc.
9.50% due 04/15/2012 (h)	600,000	600,000
Innophos, Inc.
8.875% due 08/15/2014	2,850,000	2,921,250
		6,441,000

Commercial Services - 0.68%
Mac-Gray Corp.
7.625% due 08/15/2015	3,770,000	3,590,925

Computer Services - 0.19%
Affiliated Computer Services, Inc.
5.20% due 06/01/2015	1,200,000	984,000

Computers & Business Equipment - 0.65%
Seagate Technology HDD Holdings
6.80% due 10/01/2016	3,850,000	3,436,125

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Containers & Glass - 1.74%
Crown Holdings, Inc.
8.00% due 04/15/2023	$5,015,000	$4,463,350
Graham Packaging Company
9.875% due 10/15/2014	2,560,000	2,246,400
Owens-Brockway Glass Container, Inc.
8.25% due 05/15/2013	1,675,000	1,725,250
Owens-Illinois, Inc.
7.80% due 05/15/2018	750,000	757,500
		9,192,500

Correctional Facilities - 1.07%
Corrections Corp. of America
6.25% due 03/15/2013	1,400,000	1,372,000
6.75% due 01/31/2014	835,000	828,737
Geo Group, Inc.
8.25% due 07/15/2013	3,440,000	3,474,400
		5,675,137

Crude Petroleum & Natural Gas - 3.75%
AmeriGas Partners LP
7.125% due 05/20/2016	2,200,000	2,046,000
7.25% due 05/20/2015	1,300,000	1,231,750
Calfrac Holdings LP
7.75% due 02/15/2015 (h)	2,925,000	2,647,125
Chesapeake Energy Corp.
6.375% due 06/15/2015	200,000	186,000
6.625% due 01/15/2016	1,000,000	937,500
6.875% due 01/15/2016	600,000	576,000
6.875% due 11/15/2020	2,000,000	1,845,000
7.25% due 12/15/2018	500,000	487,500
7.50% due 09/15/2013	800,000	808,000
7.50% due 06/15/2014	1,355,000	1,361,775
Forest Oil Corp.
7.25% due 06/15/2019 (h)	325,000	299,000
Hilcorp Energy I LP
7.75% due 11/01/2015 (h)	4,030,000	3,647,150
Hilcorp Energy I LP/Hilcorp Finance Company
9.00% due 06/01/2016 (h)	925,000	901,875
SandRidge Energy, Inc.
8.00% due 06/01/2018 (h)	1,000,000	937,500
SandRidge Energy, Inc., PIK
8.625% due 04/01/2015 (h)	2,000,000	1,930,000
		19,842,175

Drugs & Health Care - 0.13%
Omnicare, Inc.
6.125% due 06/01/2013	750,000	693,750

Educational Services - 0.24%
Education Management Corp.
8.75% due 06/01/2014	1,375,000	1,252,969

Electrical Utilities - 0.18%
Ipalco Enterprises, Inc.
7.25% due 04/01/2016 (h)	950,000	952,375

Electronics - 0.70%
L-3 Communications Corp.
5.875% due 01/15/2015	2,400,000	2,262,000
L-3 Communications Corp., Series B
6.375% due 10/15/2015	1,513,000	1,448,698
		3,710,698

U.S. High Yield Bond Fund (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Energy - 2.37%
NRG Energy, Inc.
7.25% due 02/01/2014	$550,000	$542,438
7.375% due 02/01/2016	5,548,000	5,478,650
7.375% due 01/15/2017	6,650,000	6,500,375
		12,521,463

Financial Services - 5.40%
CIT Group, Inc.
5.65% due 02/13/2017	1,250,000	877,776
6.00% due 04/01/2036	3,175,000	2,114,902
El Paso Performance-Linked Trust
7.75% due 07/15/2011 (h)	1,300,000	1,314,297
Ford Motor Credit Company
7.00% due 10/01/2013	1,950,000	1,412,798
7.375% due 10/28/2009	500,000	464,712
8.00% due 12/15/2016	6,650,000	4,791,544
General Motors Acceptance Corp.
6.75% due 12/01/2014	800,000	434,373
General Motors Nova Scotia Finance Company
6.85% due 10/15/2008	2,000,000	1,985,000
GMAC LLC
6.00% due 12/15/2011	3,165,000	1,896,424
Lender Processing Services, Inc.
8.125% due 07/01/2016 (h)	2,300,000	2,337,375
NSG Holdings, Inc.
7.75% due 12/15/2025 (h)	2,125,000	2,040,000
Nuveen Investments, Inc.
10.50% due 11/15/2015 (h)	8,085,000	7,013,738
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp
10.625% due 04/01/2017	600,000	480,000
TRAINS HY-2006 -1
7.39% due 05/01/2016 (h)	1,518,000	1,433,539
		28,596,478

Food & Beverages - 0.60%
Del Monte Corp.
8.625% due 12/15/2012	3,150,000	3,181,500

Funeral Services - 1.09%
Service Corp. International
6.75% due 04/01/2016	500,000	460,000
7.00% due 06/15/2017	2,300,000	2,144,750
7.50% due 04/01/2027	2,808,000	2,295,540
7.875% due 02/01/2013	850,000	852,125
		5,752,415

Gas & Pipeline Utilities - 4.19%
El Paso Corp.
6.875% due 06/15/2014	500,000	495,319
7.00% due 06/15/2017	2,950,000	2,890,298
7.25% due 06/01/2018	2,500,000	2,456,250
7.75% due 01/15/2032	3,925,000	3,854,707
MarkWest Energy Partners LP/ MarkWest Energy Finance Corp.
8.75% due 04/15/2018 (h)	600,000	597,000
MarkWest Energy Partners LP/ MarkWest Energy Finance Corp., Series B
8.50% due 07/15/2016	2,340,000	2,340,000

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Gas & Pipeline Utilities (continued)
Sabine Pass LNG LP
7.50% due 11/30/2016	$10,920,000	$9,555,000
		22,188,574

Healthcare Products - 1.33%
Biomet, Inc.
11.625% due 10/15/2017	3,640,000	3,826,550
The Cooper Companies, Inc.
7.125% due 02/15/2015	3,325,000	3,192,000
		7,018,550

Healthcare Services - 0.59%
Centene Corp.
7.25% due 04/01/2014	2,125,000	1,992,188
DaVita, Inc.
6.625% due 03/15/2013	350,000	341,250
Healthsouth Corp.
10.75% due 06/15/2016	750,000	806,250
		3,139,688

Hotels & Restaurants - 0.90%
O’Charleys, Inc.
9.00% due 11/01/2013	5,325,000	4,765,875

Household Appliances - 0.64%
ALH Finance LLC
8.50% due 01/15/2013	3,650,000	3,403,625

Industrial Machinery - 1.03%
Altra Industrial Motion, Inc.
9.00% due 12/01/2011	1,325,000	1,374,687
Baldor Electric Company
8.625% due 02/15/2017	2,400,000	2,430,000
H&E Equipment Services, Inc.
8.375% due 07/15/2016	1,875,000	1,621,875
		5,426,562

Insurance - 0.38%
USI Holdings Corp.
9.75% due 05/15/2015 (h)	2,500,000	1,993,750

Leisure Time - 3.22%
AMC Entertainment, Inc., Series B
8.625% due 08/15/2012	2,932,000	3,019,960
Chukchansi Economic Development Authority
6.3275% due 11/15/2012 (b)(h)	450,000	361,125
8.00% due 11/15/2013 (h)	2,192,000	1,802,920
Cinemark, Inc.
zero coupon, step up to 9.75% on 03/15/2009 due 03/15/2014	1,950,000	1,881,750
MGM Mirage, Inc.
6.00% due 10/01/2009	1,925,000	1,886,500
8.50% due 09/15/2010	1,250,000	1,209,375
MTR Gaming Group, Inc., Series B
9.00% due 06/01/2012	500,000	411,250
Penn National Gaming, Inc.
6.875% due 12/01/2011	1,850,000	1,757,500
River Rock Entertainment Authority
9.75% due 11/01/2011	2,810,000	2,613,300
San Pasqual Casino Development Group
8.00% due 09/15/2013 (h)	1,915,000	1,742,650

U.S. High Yield Bond Fund (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Leisure Time (continued)
Speedway Motorsports, Inc.
6.75% due 06/01/2013	$375,000	$357,187
		17,043,517

Machinery-General Indust - 0.22%
Rexnord Holdings, Inc.
9.68% due 02/21/2013	1,426,520	1,141,216

Manufacturing - 0.30%
Susser Holdings LLC
10.625% due 12/15/2013	1,565,000	1,572,825

Medical-Hospitals - 4.74%
Community Health Systems, Inc.
8.875% due 07/15/2015	6,185,000	6,246,850
HCA, Inc.
7.875% due 02/01/2011	885,000	873,937
9.125% due 11/15/2014	600,000	616,500
9.25% due 11/15/2016	6,050,000	6,223,938
9.625% due 11/15/2016	1,200,000	1,210,500
Multiplan, Inc.
10.375% due 04/15/2016 (h)	2,700,000	2,646,000
Sun Healthcare Group, Inc.
9.125% due 04/15/2015	1,875,000	1,875,000
Tenet Healthcare Corp.
6.375% due 12/01/2011	2,400,000	2,316,000
6.875% due 11/15/2031	657,000	473,040
United Surgical Partners International, Inc.
8.875% due 05/01/2017	3,050,000	2,623,000
		25,104,765

Mining - 1.22%
Freeport-McMoRan Copper & Gold, Inc.
8.25% due 04/01/2015	1,450,000	1,522,500
8.375% due 04/01/2017	4,675,000	4,955,500
	6,478,000

Oil & Gas Drilling - 0.00%
National Oilwell Varco, Inc., Series B
6.125% due 08/15/2015	23,000	22,354

Paper - 0.46%
AbitibiBowater, Inc.
9.375% due 12/15/2021	675,000	384,750
Abitibi-Consolidated Company of Canada
6.00% due 06/20/2013	23,000	9,315
Bowater Canada Finance Corp.
7.95% due 11/15/2011	23,000	14,375
Georgia-Pacific Corp.
7.125% due 01/15/2017 (h)	705,000	653,887
Neenah Paper, Inc.
7.375% due 11/15/2014	800,000	676,000
P. H. Glatfelter Company
7.125% due 05/01/2016	725,000	712,313
		2,450,640

Petroleum Services - 1.23%
Key Energy Services, Inc.
8.375% due 12/01/2014 (h)	3,100,000	3,123,250
Swift Energy Company
7.125% due 06/01/2017	3,750,000	3,365,625
		6,488,875

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Pharmaceuticals - 0.37%
Omnicare, Inc.
6.875% due 12/15/2015	$2,095,000	$1,969,300

Publishing - 0.63%
Nielsen Finance LLC
4.8025 due 08/01/2016 (b)	4,200,000	2,877,000
10.00% due 08/01/2014	450,000	455,625
		3,332,625

Real Estate - 1.42%
Host Marriott LP
7.125% due 11/01/2013	250,000	235,625
Host Marriott LP, Series M, REIT
7.00% due 08/15/2012	3,775,000	3,529,625
Host Marriott LP, Series Q, REIT
6.75% due 06/01/2016	4,350,000	3,741,000
		7,506,250

Retail - 0.15%
Suburban Propane Partners LP
6.875% due 12/15/2013	850,000	773,500

Sanitary Services - 0.79%
Allied Waste North America, Inc.
6.50% due 11/15/2010	800,000	804,000
6.875% due 06/01/2017	1,500,000	1,477,500
Allied Waste North America, Inc., Series B
5.75% due 02/15/2011	300,000	297,750
7.125% due 05/15/2016	1,600,000	1,616,000
		4,195,250

Semiconductors - 0.26%
NXP BV/NXP Funding LLC
5.5406% due 10/15/2013 (b)	1,755,000	1,364,513

Software - 0.71%
Open Solutions, Inc.
9.75% due 02/01/2015 (h)	5,320,000	3,777,200

Telecommunications Equipment & Services - 1.45%
American Tower Corp.
7.00% due 10/15/2017 (h)	3,960,000	3,940,200
Citizens Communications Company
7.05% due 10/01/2046	1,100,000	723,250
Time Warner Telecom Holdings, Inc.
9.25% due 02/15/2014	2,325,000	2,356,969
United States West Communications, Inc.
6.875% due 09/15/2033	850,000	629,000
		7,649,419

Telephone - 5.04%
Alltel Corp.
7.875% due 07/01/2032	2,100,000	2,163,000
Qwest Communications International, Inc., Series B
7.50% due 02/15/2014	3,450,000	3,139,500
Qwest Corp.
6.0262% due 06/15/2013 (b)	1,250,000	1,156,250
6.50% due 06/01/2017	1,250,000	1,056,250
7.50% due 06/15/2023	1,000,000	835,000
7.50% due 10/01/2014	500,000	463,750
7.625% due 06/15/2015	300,000	278,250
8.875% due 03/15/2012	2,300,000	2,317,250

U.S. High Yield Bond Fund (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Telephone (continued)
Sprint Capital Corp.
8.75% due 03/15/2032	$14,200,000	$13,809,500
Valor Telecommunications Enterprise LLC
7.75% due 02/15/2015	1,450,000	1,466,008
		26,684,758

Tires & Rubber - 0.40%
American Tire Distributors Holdings, Inc.
9.0413% due 04/01/2012 (b)	450,000	400,500
10.75% due 04/01/2013	1,475,000	1,261,125
Goodyear Tire & Rubber Company
7.857% due 08/15/2011	475,000	477,375
		2,139,000

Tobacco - 0.52%
Reynolds American, Inc.
6.50% due 07/15/2010	250,000	257,547
7.625% due 06/01/2016	2,400,000	2,488,752
		2,746,299

Transportation - 1.52%
Gulfmark Offshore, Inc.
7.75% due 07/15/2014	3,225,000	3,176,625
Overseas Shipholding Group, Inc.
7.50% due 02/15/2024	3,595,000	3,280,438
Trailer Bridge, Inc.
9.25% due 11/15/2011	1,750,000	1,610,000
		8,067,063
TOTAL CORPORATE BONDS (Cost $423,753,788)		$403,470,467

ASSET BACKED SECURITIES - 0.18%
DB Master Finance LLC, Series 2006-1, Class-M1
8.285% due 06/20/2031 (h)	1,250,000	953,912
TOTAL ASSET BACKED SECURITIES (Cost $1,249,976)		$953,912

TERM LOANS - 19.07%

Advertising - 0.08%
Getty Images, Inc.
7.25% due 07/02/2015 (b)	450,000	448,988

Agriculture - 0.05%
Bolthouse, Term Loan B
5.0625% due 06/30/2012	250,000	242,500

Apparel & Textiles - 0.09%
Iconix Brand Group, Inc.
5.14% due 11/07/2013 (b)	500,000	467,500

Auto Parts - 0.67%
Federal Mogul Corp., Tranche B
4.3975% due 12/27/2014 (b)(l)	1,951,534	1,514,058
Federal Mogul Corp., Tranche C
4.7375% due 12/27/2015 (b)(l)	1,440,947	1,109,530
Pep Boys - Manny, Moe & Jack
4.65% due 01/31/2013 (b)	240,364	221,735
Tire Rack Holdings, Inc.
4.434% due 06/24/2012 (b)	757,076	726,793
		3,572,116

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)
	Shares or Principal Amount	Value

TERM LOANS (continued)

Automobiles - 1.10%
Ford Motor Company, Tranche B
5.47% due 11/29/2013 (b)	$3,815,193	$2,958,377
General Motors Corp., Tranche B
7.0556% due 11/17/2013 (b)	3,837,741	2,845,224
		5,803,601

Broadcasting - 0.19%
Citadel Broadcasting Corp.
4.745% due 06/12/2014 (b)	1,250,000	1,006,250

Business Services - 1.01%
Coinmach Laundry Corp.
5.81% due 12/19/2012 (b)(l)	1,000,000	917,500
Education Management Corp., Tranche C
4.50% due 05/29/2011 (b)	960,909	876,349
Reynolds & Reynolds Company, Inc.
4.6775% due 10/24/2012 (b)	358,035	331,183
Reynolds & Reynolds Company, Inc., Tranche 2
10.3425% due 10/01/2013 (b)	1,125,000	1,032,188
Reynolds & Reynolds Company, Inc., Tranche 3
10.1775% due 04/01/2014 (b)	625,000	571,875
SunGard Data Systems, Inc., Tranche B1
5.1619% due 01/31/2013 (b)	1,702,862	1,596,228
		5,325,323

Cable & Television - 1.21%
Charter Communications Operating LLC, Tranche 3
7.6981% due 03/01/2014 (b)	750,000	601,875
Charter Communications Operating LLC, Tranche B1
5.1713% due 03/06/2014 (b)	746,250	651,850
CSC Holdings, Inc.
4.225% due 03/23/2013 (b)	3,189,400	3,034,905
Direct TV, Tranche C
5.25% due 04/13/2013 (b)	750,000	744,848
Gray TV
4.19% due 12/31/2014 (b)	1,122,795	931,920
Local TV Finance LLC
4.869% due 05/07/2013 (b)	498,741	433,904
		6,399,302

Cellular Communications - 0.28%
Crown Castle International Corp.
4.3006% due 03/05/2014 (b)	1,609,026	1,503,442

Chemicals - 0.40%
Celanese Holdings LLC, Letter of Credit
7.0994% due 04/02/2014 (b)	1,074,779	1,012,592
Celanese Holdings LLC, Tranche B
2.8025% due 04/02/2014 (b)	166,667	157,024
Huntsman International LLC
4.4275% due 04/19/2014 (b)	989,300	930,565
		2,100,181

Commercial Services - 0.13%
Safety-Kleen, Corp., Letter of Credit
3.125% due 07/27/2013 (b)	152,542	140,339
Safety-Kleen, Corp., Tranche B
5.625% due 07/27/2013 (b)	574,513	528,552
		668,891

U.S. High Yield Bond Fund (continued)
	Shares or Principal Amount	Value

TERM LOANS (continued)

Computer Services - 0.33%
Affiliated Computer Services, Inc.
4.4663% due 03/29/2013 (l)	$1,335,946	$1,295,039
4.46875% due 03/29/2013 (b)(l)	461,510	447,665
		1,742,704

Containers & Glass - 0.09%
Owens-Illinois, Inc.
3.9769% due 06/14/2013 (b)	489,770	476,301

Crude Petroleum & Natural Gas - 0.10%
Coffeyville Resources, Inc., Letter of Credit
4.6288% due 12/28/2010 (b)	129,730	118,865
Coffeyville Resources, Inc., Tranche D
7.00% due 12/28/2013 (b)	419,928	384,759
		503,624

Electrical Utilities - 1.49%
Calpine Corp., Tranche B
5.685% due 03/29/2009 (b)	6,583,041	6,107,614
NSG Holdings
4.28% due 06/15/2014 (b)	176,473	163,238
NSG Holdings, Letter of Credit
4.28% due 06/15/2014 (b)	24,169	22,356
Texas Competitive Electric Holdings Company LLC
6.2623% due 10/10/2014 (b)	1,742,478	1,619,633
		7,912,841

Energy - 1.25%
Covanta Energy Corp., Letter of Credit
4.6025% due 02/02/2014 (b)	595,484	565,710
Covanta Energy Corp., Tranche B
4.1875% due 02/02/2014 (b)	1,194,456	1,134,734
Longview Power LLC, Letter of Credit
5.00% due 02/28/2013 (b)	166,667	147,083
Longview Power LLC, Tranche B
5.625% due 02/28/2014 (b)	500,000	440,000
Longview Power LLC, Tranche Delayed Draw
4.9375% due 02/28/2014 (b)	583,333	514,792
NRG Energy, Inc.
6.9481% due 02/01/2013 (b)	1,495,647	1,417,125
NRG Energy, Inc., Tranche L
7.11% due 02/01/2013 (b)	732,624	694,162
Tenaska Power, 1st Lien Term Loan
4.8006% due 12/15/2013 (l)	1,421,650	1,362,751
Tenaska Power, Term Loan
2.60% due 12/15/2011 (l)	90,298	87,138
Tenaska Power, Term Loan Letter
2.60% due 12/15/2013 (l)	288,051	276,117
		6,639,612

Financial Services - 1.66%
BNY ConvergEx Group, Tranche 1
5.81% due 08/17/2013 (b)	1,250,000	1,155,475
Emdeon Business Services LLC, Tranche 1B
4.70% due 11/16/2013 (b)	472,632	444,274
Emdeon Business Services LLC, Tranche 2
9.83% due 05/16/2014 (b)	1,000,000	920,000
Linsco/Private Ledger Corp., Tranche B
8.762% due 06/27/2013 (b)	2,363,141	2,233,169
TD Ameritrade Holding Corp.
6.63% due 12/31/2012 (b)	1,000,000	971,250

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)
	Shares or Principal Amount	Value

TERM LOANS (continued)

Financial Services (continued)
TPF Generation Holdings LLC, Tranche 2
9.08% due 12/15/2014 (b)	$800,000	$716,400
VNU, Inc., Tranche B
5.3463% due 08/09/2013 (b)	1,903,126	1,756,033
Wimar Landco LLC, Tranche B
6.25% due 09/03/2008 (b)	750,000	589,500
		8,786,101

Food & Beverages - 0.89%
Dean Foods Company, Tranche B
4.55% due 03/01/2014 (b)	1,481,250	1,384,702
Dole Foods Company, Tranche B
4.8855% due 04/12/2013 (b)	647,350	594,753
Dole Foods Company, Tranche C
4.8125% due 04/12/2013 (b)	2,598,303	2,387,191
Dole Foods, Letter of Credit
2.58% due 04/12/2013 (b)	354,415	325,618
		4,692,264

Gas & Pipeline Utilities - 0.62%
Dynegy Holdings, Inc.
3.9594% due 04/02/2013 (b)	1,287,868	1,189,062
Dynegy Holdings, Inc., Tranche B
3.96% due 03/31/2013 (b)	462,037	426,590
Energy Transfer Equity
4.5075% due 11/01/2012 (b)	1,250,000	1,210,163
Targa Resources, Letter of Credit
4.5713% due 10/05/2011 (b)	90,193	85,909
Targa Resources, Tranche B
4.6494% due 10/05/2012 (b)	361,714	344,533
		3,256,257

Healthcare Services - 0.47%
Carestream Health, Inc., Tranche B
4.6981% due 04/30/2013 (b)	692,252	617,835
Carestream Health, Inc., Tranche B2
10.0813% due 10/30/2013 (b)	500,000	335,000
Healthsouth Corp., Tranche B
5.085% due 03/10/2013 (b)	886,325	835,042
Sun Healthcare Group, Inc.
4.8119% due 04/12/2014 (b)	547,426	506,369
Sun Healthcare Group, Inc., Letter of Credit
2.5963% due 04/12/2014 (b)	124,251	114,932
Sun Healthcare Group, Inc., Tranche Delayed Draw
4.98% due 04/12/2014 (b)	76,770	71,013
		2,480,191

Hotels & Restaurants - 0.09%
Sagittarius Restaurants LLC
9.50% due 03/29/2013 (b)	684,943	488,022

Insurance - 0.36%
AmWINS Group, Inc.
4.98% due 06/07/2013 (b)	1,151,231	938,253
8.23% due 06/07/2014 (b)	750,000	487,500
Kepler Holdings, Ltd.
10.82% due 06/30/2009 (b)	500,000	470,000
		1,895,753

U.S. High Yield Bond Fund (continued)
	Shares or Principal Amount	Value

TERM LOANS (continued)

Leisure Time - 1.89%
BLB Wembley Holdings, Inc.
5.44% due 06/30/2011 (b)	$682,990	$486,630
Bombardier Recreational Products, Inc., Tranche B
6.46% due 06/26/2013 (b)	594,937	523,544
CCM Merger, Inc.
4.8106% due 07/21/2012 (b)	738,173	657,897
Golden Nugget, Inc.
7.21% due 12/14/2014 (b)	750,000	457,500
Greek Town Holdings
5.50% due 03/23/2014 (b)	758,453	688,834
Greektown Casino LLC, Tranche B
5.50% due 12/03/2012 (b)	1,600,000	1,453,136
Greenwood Racing
4.64% due 11/14/2011 (b)	979,856	911,266
HMSC
8.2159% due 04/03/2014 (b)	550,000	401,500
HMSC, Tranche 1 Lien
4.9659% due 04/03/2014 (b)	398,990	291,263
Live Nation Worldwide
5.45% due 12/21/2013 (b)	498,741	472,557
National Cinemedia LLC
4.54% due 02/13/2015 (b)	312,000	281,268
Penn National Gaming, Inc.
4.88% due 05/26/2012 (b)(l)	2,237,277	2,139,911
Regal Cinemas Corp.
4.1963% due 11/10/2010 (b)	249,365	235,152
Riviera Holding Corp.
4.68% due 06/08/2014 (b)	1,250,000	1,025,000
		10,025,458

Medical-Hospitals - 0.94%
Community Health Systems, Inc., Tranche B
4.741% due 06/30/2014 (b)	2,765,998	2,613,481
Community Health Systems, Inc., Tranche Delayed Draw
5.06% due 06/30/2014 (b)(l)	141,462	133,662
HCA, Inc., Tranche B
5.0506% due 11/01/2013 (b)	2,131,484	1,997,605
Health Management Associate, Inc.
4.4463% due 02/28/2014 (b)	242,622	222,346
		4,967,094

Paper - 0.91%
Georgia-Pacific Corp., Tranche B
4.4456% due 12/23/2012 (b)	2,801,810	2,645,666
Georgia-Pacific Corp., Tranche B2
4.5506% due 12/22/2012 (b)	2,323,164	2,193,694
		4,839,360

Real Estate - 0.21%
Capital Automotive LP, REIT
4.21% due 12/16/2010 (b)	1,169,789	1,099,953

Retail - 0.57%
Toys R Us, Inc., Tranche B
5.4594% due 12/01/2008 (b)	3,250,000	3,032,250

Sanitary Services - 0.42%
Allied Waste North America, Inc.
3.97% due 03/28/2014 (b)	889,038	867,923
5.1206% due 03/28/2014 (b)	610,157	596,172

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)
	Shares or Principal Amount	Value

TERM LOANS (continued)

Sanitary Services (continued)
Waste Services, Inc., Tranche B
5.15% due 04/30/2011 (b)	$783,418	$773,626
		2,237,721

Semiconductors - 0.09%
Marvell Technology Group, Inc.
5.1963% due 11/08/2009 (b)	481,875	477,056

Telecommunications Equipment & Services - 0.21%
Level 3 Communications, Inc.
4.7269% due 03/01/2014 (b)	1,250,000	1,130,625

Tires & Rubber - 0.68%
Goodyear Tire & Rubber Company, Tranche 2
6.43% due 04/30/2014 (b)	3,950,000	3,595,724

Transportation - 0.59%
Oshkosh Truck Corp., Tranche B
4.20% due 12/06/2013 (b)	699,375	637,417
Rail America CND, Term Loan B
6.79% due 08/14/2009	152,000	150,100
Rail America US, Term Loan B
6.79% due 08/14/2009	2,348,000	2,318,650
		3,106,167
TOTAL TERM LOANS (Cost $107,175,194)		$100,923,172

REPURCHASE AGREEMENTS - 3.00%
Repurchase Agreement with State Street Corp. dated 08/29/2008 at 1.70% to be repurchased at $15,887,000 on 09/02/2008, collateralized by $15,945,000 Federal Home Loan Mortgage Corp., 4.25% due 07/15/2009 (valued at $16,204,106, including interest)	$15,884,000	$15,884,000
TOTAL REPURCHASE AGREEMENTS (Cost $15,884,000)		$15,884,000

SHORT TERM INVESTMENTS - 0.24%
John Hancock Cash Investment Trust, 2.5657% (c)(i)	$1,261,159	$1,261,159
TOTAL SHORT TERM INVESTMENTS (Cost $1,261,159)		$1,261,159
Total Investments (U.S. High Yield Bond Fund) (Cost $549,324,117) - 98.73%		$522,492,710
Other Assets in Excess of Liabilities - 1.27%		6,747,430
TOTAL NET ASSETS - 100.00%		$529,240,140

U.S. Multi Sector Fund
	Shares or Principal Amount	Value

COMMON STOCKS - 96.35%

Aerospace - 1.75%
General Dynamics Corp.	90,700	$8,371,610

U.S. Multi Sector Fund (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Aerospace (continued)
Goodrich Corp.	7,600	$389,500
Lockheed Martin Corp.	820	95,481
Northrop Grumman Corp.	1,500	103,275
Raytheon Company	6,100	365,939
Rockwell Collins, Inc.	1,700	89,403
United Technologies Corp.	98,000	6,427,820
		15,843,028

Agriculture - 0.63%
Archer-Daniels-Midland Company	23,500	598,310
Monsanto Company	44,300	5,061,275
		5,659,585

Apparel & Textiles - 0.24%
Coach, Inc. *	19,600	568,204
Liz Claiborne, Inc.	20,200	327,442
NIKE, Inc., Class B	20,400	1,236,444
		2,132,090

Auto Parts - 0.13%
AutoZone, Inc. *	5,200	713,596
Johnson Controls, Inc.	15,800	488,536
		1,202,132

Auto Services - 0.01%
AutoNation, Inc. * (a)	10,500	119,175

Automobiles - 0.10%
General Motors Corp. (a)	13,100	131,000
PACCAR, Inc.	17,100	736,326
		867,326

Banking - 0.82%
Bank of America Corp.	145,000	4,515,300
BB&T Corp.	22,200	666,000
Comerica, Inc.	8,400	235,956
Fifth Third Bancorp	5,000	78,900
Hudson City Bancorp, Inc.	23,100	425,964
KeyCorp	4,400	52,844
Northern Trust Corp.	1,100	88,429
SunTrust Banks, Inc.	1,900	79,591
U.S. Bancorp	34,200	1,089,612
Wachovia Corp.	13,600	216,104
		7,448,700

Biotechnology - 0.92%
Amgen, Inc. *	100,700	6,328,995
Biogen Idec, Inc. *	17,300	881,089
Genentech, Inc. *	6,600	651,750
Genzyme Corp. *	2,700	211,410
Illumina, Inc. *	900	77,517
Invitrogen Corp. *	3,600	152,856
		8,303,617

Broadcasting - 0.02%
Discovery Holding Company *	8,300	167,909

Building Materials & Construction - 0.01%
Masco Corp.	6,100	116,266

Business Services - 0.45%
Affiliated Computer Services, Inc., Class A *	5,300	282,172

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

U.S. Multi Sector Fund (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Business Services (continued)
Fiserv, Inc. *	37,300	$1,934,378
Fluor Corp.	11,800	945,534
Jacobs Engineering Group, Inc. *	8,900	656,998
Manpower, Inc.	2,600	124,956
Total Systems Services, Inc.	7,200	143,424
		4,087,462

Cable & Television - 0.01%
DIRECTV Group, Inc. *	3,200	90,272

Chemicals - 0.25%
Air Products & Chemicals, Inc.	6,200	569,470
Dow Chemical Company	10,400	354,952
FMC Corp.	3,100	227,974
Praxair, Inc.	10,700	961,288
Sigma-Aldrich Corp.	3,000	170,280
		2,283,964

Coal - 0.03%
Arch Coal, Inc.	1,600	86,784
Peabody Energy Corp.	2,300	144,785
		231,569

Computers & Business Equipment - 4.05%
Apple, Inc. *	31,600	5,357,148
Cisco Systems, Inc. *	657,800	15,820,090
Cognizant Technology Solutions Corp., Class A *	5,000	146,600
Dell, Inc. *	140,200	3,046,546
EMC Corp. *	42,000	641,760
Hewlett-Packard Company	24,700	1,158,924
International Business Machines Corp.	78,630	9,571,630
Juniper Networks, Inc. *	13,800	354,660
Lexmark International, Inc. *	6,900	248,193
Western Digital Corp. *	11,100	302,586
		36,648,137

Construction & Mining Equipment - 0.03%
Joy Global, Inc.	3,300	234,432

Construction Materials - 0.01%
Sherwin-Williams Company	2,000	117,100

Containers & Glass - 0.05%
Owens-Illinois, Inc. *	9,600	428,160

Cosmetics & Toiletries - 4.64%
Avon Products, Inc.	40,800	1,747,464
Colgate-Palmolive Company	93,300	7,093,599
Estee Lauder Companies, Inc., Class A	26,700	1,328,859
Kimberly-Clark Corp.	76,600	4,724,688
Procter & Gamble Company	388,000	27,070,760
		41,965,370

Crude Petroleum & Natural Gas - 1.90%
Apache Corp.	29,250	3,345,615
Chesapeake Energy Corp.	23,300	1,127,720
Devon Energy Corp.	21,500	2,194,075
EOG Resources, Inc.	11,190	1,168,460
Hess Corp.	16,250	1,701,537
Newfield Exploration Company *	1,800	81,396
Noble Energy, Inc.	2,800	200,844

U.S. Multi Sector Fund (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Crude Petroleum & Natural Gas (continued)
Occidental Petroleum Corp.	76,500	$6,071,040
Pioneer Natural Resources Company	1,400	88,438
Plains Exploration & Production Company *	1,500	80,850
Southwestern Energy Company *	11,700	448,929
Sunoco, Inc.	5,700	252,966
XTO Energy, Inc.	9,100	458,731
		17,220,601

Domestic Oil - 0.04%
Denbury Resources, Inc. *	4,600	114,494
Frontier Oil Corp.	5,300	102,661
Range Resources Corp.	3,000	139,260
		356,415

Drugs & Health Care - 0.91%
Wyeth	189,400	8,197,232

Educational Services - 0.18%
Apollo Group, Inc., Class A *	17,000	1,082,560
ITT Educational Services, Inc. *	6,100	542,351
		1,624,911

Electrical Equipment - 0.09%
Emerson Electric Company	14,300	669,240
FLIR Systems, Inc. *	5,000	178,500
		847,740

Electrical Utilities - 0.06%
Exelon Corp.	3,300	250,668
FirstEnergy Corp.	3,000	217,920
The Southern Company	2,500	93,775
		562,363

Electronics - 0.34%
Arrow Electronics, Inc. *	5,600	185,864
Avnet, Inc. *	7,100	208,385
L-3 Communications Holdings, Inc.	25,700	2,671,258
		3,065,507

Financial Services - 1.08%
BlackRock, Inc.	3,390	736,477
Capital One Financial Corp.	2,100	92,694
Charles Schwab Corp.	12,600	302,274
Citigroup, Inc.	245,000	4,652,550
Federal Home Loan Mortgage Corp.	4,600	20,746
Federal National Mortgage Association	65,500	448,020
Goldman Sachs Group, Inc.	1,300	213,161
Leucadia National Corp.	8,800	407,352
MasterCard, Inc., Class A	3,830	928,967
Merrill Lynch & Company, Inc.	3,300	93,555
Morgan Stanley	4,500	183,735
SEI Investments Company	15,700	370,834
State Street Corp.	7,700	521,059
T. Rowe Price Group, Inc.	4,600	273,056
Wells Fargo & Company	3,500	105,945
Western Union Company	15,600	430,872
		9,781,297

Food & Beverages - 9.27%
Campbell Soup Company	8,400	309,204

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

U.S. Multi Sector Fund (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Food & Beverages (continued)
General Mills, Inc.	18,600	$1,230,948
H.J. Heinz Company	8,900	447,848
Hansen Natural Corp. *	3,200	87,936
Kellogg Company	22,700	1,235,788
Kraft Foods, Inc., Class A	63,276	1,993,827
PepsiCo, Inc.	524,100	35,890,368
The Coca-Cola Company	783,600	40,802,052
Tyson Foods, Inc., Class A	16,000	232,320
William Wrigley, Jr. Company	20,600	1,637,288
		83,867,579

Gas & Pipeline Utilities - 0.21%
Transocean, Inc. *	15,180	1,930,896

Healthcare Products - 8.10%
Baxter International, Inc.	4,200	284,592
Becton, Dickinson & Company	2,000	174,760
C.R. Bard, Inc.	900	84,105
Intuitive Surgical, Inc. *	2,600	767,702
Johnson & Johnson	714,400	50,315,192
Medtronic, Inc.	137,300	7,496,580
Stryker Corp.	53,400	3,587,946
Varian Medical Systems, Inc. *	1,400	88,424
Zimmer Holdings, Inc. *	144,600	10,467,594
		73,266,895

Healthcare Services - 5.02%
Cardinal Health, Inc.	20,300	1,116,094
Covance, Inc. *	2,100	198,114
Coventry Health Care, Inc. *	67,400	2,360,348
Express Scripts, Inc. *	58,800	4,316,508
McKesson Corp.	69,900	4,038,822
Medco Health Solutions, Inc. *	24,800	1,161,880
Quest Diagnostics, Inc.	3,700	199,985
UnitedHealth Group, Inc.	845,100	25,733,295
WellPoint, Inc. *	118,300	6,245,057
		45,370,103

Holdings Companies/Conglomerates - 0.04%
Textron, Inc.	8,300	341,130

Homebuilders - 0.03%
Centex Corp.	5,900	95,698
D.R. Horton, Inc.	9,000	112,140
Lennar Corp., Class A	7,200	94,680
		302,518

Hotels & Restaurants - 0.31%
McDonald’s Corp.	38,400	2,382,720
Starbucks Corp. *	6,800	105,808
Yum! Brands, Inc.	9,700	346,096
		2,834,624

Household Products - 0.18%
Clorox Company	11,600	685,560
Energizer Holdings, Inc. *	11,400	968,316
		1,653,876

Industrial Machinery - 0.53%
AGCO Corp. *	1,400	86,282
Cameron International Corp. *	10,500	489,195

U.S. Multi Sector Fund (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial Machinery (continued)
Caterpillar, Inc.	7,300	$516,329
Cummins, Inc.	6,100	397,476
Deere & Company	31,000	2,187,670
Flowserve Corp.	1,700	224,604
FMC Technologies, Inc. *	3,300	176,748
Manitowoc Company, Inc.	2,900	73,022
Parker-Hannifin Corp.	9,900	634,293
		4,785,619

Industrials - 0.03%
Fastenal Company	4,900	254,457

Insurance - 2.05%
Aetna, Inc.	8,900	383,946
AFLAC, Inc.	28,100	1,593,270
Allstate Corp.	79,600	3,592,348
American International Group, Inc.	106,400	2,286,536
Aon Corp.	9,100	432,159
Assurant, Inc.	2,700	157,761
Brown & Brown, Inc.	22,300	453,136
Chubb Corp.	74,700	3,586,347
CNA Financial Corp.	4,000	112,160
First American Corp.	7,900	199,633
Hartford Financial Services Group, Inc.	9,800	618,184
Markel Corp. *	700	259,000
MetLife, Inc.	4,200	227,640
MGIC Investment Corp.	8,300	69,803
Old Republic International Corp.	14,875	162,584
Progressive Corp.	36,300	670,461
SAFECO Corp.	3,400	229,840
The Travelers Companies, Inc.	48,000	2,119,680
Torchmark Corp.	8,700	519,738
Transatlantic Holdings, Inc.	6,600	396,660
Unum Group	12,600	320,166
W.R. Berkley Corp.	4,300	101,308
		18,492,360

International Oil - 12.05%
Anadarko Petroleum Corp.	25,500	1,574,115
Chevron Corp.	480,300	41,459,496
ConocoPhillips	140,700	11,609,157
Exxon Mobil Corp.	652,000	52,166,520
Murphy Oil Corp.	9,700	761,741
Nabors Industries, Ltd. *	6,700	238,520
Noble Corp.	6,700	336,943
Weatherford International, Ltd. *	22,200	856,476
		109,002,968

Internet Content - 1.10%
Google, Inc., Class A *	21,540	9,979,267

Internet Retail - 1.11%
Amazon.com, Inc. *	14,600	1,179,826
eBay, Inc. *	352,500	8,787,825
Priceline.com, Inc. *	900	83,682
		10,051,333

Internet Software - 0.06%
Salesforce.com, Inc. *	3,900	218,478

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

U.S. Multi Sector Fund (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Internet Software (continued)
VeriSign, Inc. *	8,800	$281,336
		499,814

Leisure Time - 0.03%
Carnival Corp.	6,100	226,066

Liquor - 0.12%
Anheuser-Busch Companies, Inc.	15,700	1,065,402

Manufacturing - 1.65%
3M Company	114,900	8,226,840
Danaher Corp.	60,400	4,926,828
Harley-Davidson, Inc.	14,300	568,854
Honeywell International, Inc.	9,100	456,547
SPX Corp.	900	107,325
Tyco International, Ltd.	13,850	593,888
		14,880,282

Metal & Metal Products - 0.07%
Precision Castparts Corp.	3,900	402,714
Reliance Steel & Aluminum Company	3,400	193,834
		596,548

Mining - 0.01%
Freeport-McMoRan Copper & Gold, Inc., Class B	900	80,388

Petroleum Services - 0.63%
Baker Hughes, Inc.	4,200	336,042
BJ Services Company	5,500	147,675
Diamond Offshore Drilling, Inc.	5,100	560,541
Halliburton Company	15,500	681,070
Helmerich & Payne, Inc.	3,500	199,920
Schlumberger, Ltd.	21,070	1,985,215
Smith International, Inc.	7,700	536,690
Valero Energy Corp.	36,800	1,279,168
		5,726,321

Pharmaceuticals - 9.46%
Abbott Laboratories	163,200	9,372,576
AmerisourceBergen Corp.	19,100	783,291
Amylin Pharmaceuticals, Inc. *	4,000	87,920
Bristol-Myers Squibb Company	30,600	653,004
Eli Lilly & Company	267,000	12,455,550
Forest Laboratories, Inc. *	62,500	2,230,625
Gilead Sciences, Inc. *	106,400	5,605,152
Merck & Company, Inc.	199,800	7,126,866
Pfizer, Inc.	2,472,300	47,245,653
		85,560,637

Publishing - 0.04%
Gannett Company, Inc.	20,100	357,579

Railroads & Equipment - 0.24%
Burlington Northern Santa Fe Corp.	5,890	632,586
CSX Corp.	12,300	795,564
Norfolk Southern Corp.	3,300	242,649
Union Pacific Corp.	6,200	520,180
		2,190,979

Retail Grocery - 0.06%
SUPERVALU, Inc.	9,590	222,392

U.S. Multi Sector Fund (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Retail Grocery (continued)
The Kroger Company	12,800	$353,536
		575,928

Retail Trade - 10.26%
Abercrombie & Fitch Company, Class A	9,300	487,785
American Eagle Outfitters, Inc.	10,600	159,530
Bed Bath & Beyond, Inc. *	24,600	754,236
Best Buy Company, Inc.	8,000	358,160
Costco Wholesale Corp.	16,200	1,086,372
CVS Caremark Corp.	13,900	508,740
Dollar Tree, Inc. *	10,300	395,108
Family Dollar Stores, Inc.	9,900	246,708
GameStop Corp., Class A *	5,200	228,124
Home Depot, Inc.	623,200	16,901,184
J.C. Penney Company, Inc.	2,600	101,322
Kohl’s Corp. *	20,400	1,003,068
Lowe’s Companies, Inc.	226,200	5,573,568
Sears Holdings Corp. * (a)	1,100	101,145
Staples, Inc.	35,500	859,100
Target Corp.	54,300	2,878,986
The Gap, Inc.	16,100	313,145
The TJX Companies, Inc.	11,700	424,008
Urban Outfitters, Inc. *	2,600	92,612
Walgreen Company	193,400	7,045,562
Wal-Mart Stores, Inc.	902,000	53,281,140
		92,799,603

Semiconductors - 0.30%
Cypress Semiconductor Corp. *	10,500	340,410
Intel Corp.	88,300	2,019,421
Texas Instruments, Inc.	14,400	352,944
		2,712,775

Software - 7.30%
BMC Software, Inc. *	2,600	84,656
Citrix Systems, Inc. *	29,800	902,046
Intuit, Inc. *	6,300	189,441
Microsoft Corp.	1,655,200	45,170,408
Oracle Corp. *	896,700	19,664,631
		66,011,182

Steel - 0.08%
Nucor Corp.	13,600	714,000

Telecommunications Equipment &

Services - 2.59%
QUALCOMM, Inc.	445,700	23,466,105

Telephone - 1.58%
AT&T, Inc.	191,605	6,129,444
CenturyTel, Inc.	4,100	158,383
Sprint Nextel Corp.	9,600	83,712
Verizon Communications, Inc.	226,500	7,954,680
		14,326,219

Tobacco - 2.49%
Altria Group, Inc.	406,900	8,557,107
Philip Morris International, Inc.	232,800	12,501,360
UST, Inc.	27,400	1,468,366
		22,526,833

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

U.S. Multi Sector Fund (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Transportation - 0.19%
C.H. Robinson Worldwide, Inc.	33,300	$1,735,263

Trucking & Freight - 0.41%
FedEx Corp.	2,500	207,050
United Parcel Service, Inc., Class B	54,600	3,500,952
		3,708,002
TOTAL COMMON STOCKS (Cost $855,467,108)		$871,495,911

SHORT TERM INVESTMENTS - 0.04%
John Hancock Cash Investment Trust, 2.5657% (c)(i)	$346,637	$346,637
TOTAL SHORT TERM INVESTMENTS (Cost $346,637)		$346,637

REPURCHASE AGREEMENTS - 3.28%
Repurchase Agreement with State Street Corp. dated 08/29/2008 at 1.70% to be repurchased at $29,698,609 on 09/02/2008, collateralized by $29,840,000 Federal Farm Credit Bank, 5.375% due 03/11/2019 (valued at $30,287,600, including interest)	$29,693,000	$29,693,000
TOTAL REPURCHASE AGREEMENTS (Cost $29,693,000)		$29,693,000
Total Investments (U.S. Multi Sector Fund) (Cost $885,506,745) - 99.67%		$901,535,548
Other Assets in Excess of Liabilities - 0.33%		2,946,032
TOTAL NET ASSETS - 100.00%		$904,481,580

Value Fund
	Shares or Principal Amount	Value

COMMON STOCKS - 95.85%

Aerospace - 2.11%
Goodrich Corp.	10,670	$546,838

Auto Parts - 2.87%
Autoliv, Inc.	13,500	518,265
O’Reilly Automotive, Inc. *	7,700	224,224
		742,489

Banking - 3.67%
Hudson City Bancorp, Inc.	14,359	264,780
Northern Trust Corp.	8,514	684,440
		949,220

Business Services - 6.82%
Perot Systems Corp., Class A *	53,810	957,818
Pitney Bowes, Inc.	23,620	806,623
		1,764,441

Chemicals - 3.60%
Valspar Corp.	39,380	931,731

Value Fund (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Computers & Business Equipment - 3.42%
Diebold, Inc.	22,310	$884,591

Cosmetics & Toiletries - 5.52%
Estee Lauder Companies, Inc., Class A	16,510	821,703
International Flavors & Fragrances, Inc.	15,109	607,533
		1,429,236

Crude Petroleum & Natural Gas - 2.54%
Hess Corp.	3,980	416,746
Newfield Exploration Company *	5,310	240,118
		656,864

Educational Services - 1.94%
Apollo Group, Inc., Class A *	7,874	501,416

Electrical Utilities - 6.13%
American Electric Power Company, Inc.	12,030	469,651
DPL, Inc.	13,440	333,581
Wisconsin Energy Corp.	16,770	784,333
		1,587,565

Electronics - 5.73%
Flextronics International, Ltd. *	80,531	718,336
Zebra Technologies Corp., Class A *	24,530	765,827
		1,484,163

Energy - 2.75%
NRG Energy, Inc. *	18,900	711,396

Financial Services - 8.59%
Capital One Financial Corp.	11,874	524,118
CapitalSource, Inc.	24,680	310,475
CIT Group, Inc.	56,575	583,288
Invesco, Ltd.	31,435	805,679
		2,223,560

Food & Beverages - 2.24%
ConAgra Foods, Inc.	27,230	579,182

Gas & Pipeline Utilities - 1.62%
El Paso Corp.	24,960	418,330

Healthcare Products - 2.96%
Beckman Coulter, Inc.	10,390	766,990

Healthcare Services - 3.84%
Brookdale Senior Living, Inc.	490	10,805
Healthsouth Corp. *	54,680	983,693
		994,498

Household Products - 2.85%
Newell Rubbermaid, Inc.	40,760	737,756

Insurance - 9.31%
ACE, Ltd. *	16,165	850,440
Aspen Insurance Holdings, Ltd.	19,267	522,136
Marsh & McLennan Companies, Inc.	32,499	1,037,692
		2,410,268

Manufacturing - 5.97%
Harley-Davidson, Inc.	13,401	533,092
Pentair, Inc.	27,550	1,012,462
		1,545,554

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Value Fund (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Medical-Hospitals - 2.08%
Health Management Associates, Inc., Class A *	92,800	$539,168

Office Furnishings & Supplies - 2.93%
Avery Dennison Corp.	15,700	757,368

Paper - 3.50%
Domtar Corp. *	158,680	906,063

Retail Trade - 2.86%
Macy’s, Inc.	29,100	605,862
Rite Aid Corp. *	111,360	134,746
		740,608
TOTAL COMMON STOCKS (Cost $24,637,299)		$24,809,295

SHORT TERM INVESTMENTS - 3.87%
Federal Home Loan Bank Discount Notes
zero coupon due 09/02/2008	$1,000,000	$1,000,000
TOTAL SHORT TERM INVESTMENTS (Cost $1,000,000)		$1,000,000
Total Investments (Value Fund) (Cost $25,637,299) - 99.72%		$25,809,295
Other Assets in Excess of Liabilities - 0.28%		73,641
TOTAL NET ASSETS - 100.00%		$25,882,936

Value & Restructuring Fund
	Shares or Principal Amount	Value

COMMON STOCKS - 93.25%

Aerospace - 2.44%
Empresa Brasileira de Aeronautica SA, ADR	185,973	$6,313,784
United Technologies Corp.	115,426	7,570,791
		13,884,575

Air Travel - 1.19%
Copa Holdings SA, Class A	138,085	5,272,085
Gol-Linhas Aereas Inteligentes SA (a)	168,636	1,500,861
		6,772,946

Auto Services - 0.45%
RSC Holdings, Inc. * (a)	250,764	2,547,762

Broadcasting - 0.55%
CBS Corp., Class B	193,430	3,129,697

Cable & Television - 0.49%
DISH Network Corp. *	98,695	2,784,186

Cellular Communications - 2.74%
America Movil SA de CV, Series L, ADR	303,179	15,577,337

Chemicals - 3.85%
Celanese Corp., Series A	255,085	9,836,077
Lanxess AG	119,222	4,584,274
PPG Industries, Inc.	118,560	7,452,682
		21,873,033

Coal - 7.39%
Alpha Natural Resources, Inc. *	200,726	19,891,946

Value & Restructuring Fund (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Coal (continued)
CONSOL Energy, Inc.	245,956	$16,653,681
Foundation Coal Holdings, Inc.	91,601	5,418,199
		41,963,826

Commercial Services - 0.79%
AerCap Holdings NV *	322,648	4,475,128

Computers & Business Equipment - 1.91%
International Business Machines Corp.	88,945	10,827,275

Cosmetics & Toiletries - 1.48%
Avon Products, Inc.	195,865	8,388,898

Crude Petroleum & Natural Gas - 4.77%
Devon Energy Corp.	135,823	13,860,737
Noble Energy, Inc.	117,828	8,451,802
W&T Offshore, Inc.	135,578	4,766,923
		27,079,462

Electrical Utilities - 1.32%
Enel SpA	312,602	2,870,238
Entergy Corp.	45,002	4,652,757
		7,522,995

Energy - 0.43%
Rosetta Resources, Inc. * (h)	85,342	1,984,201
Rosetta Resources, Inc. *	20,008	465,186
		2,449,387

Financial Services - 7.15%
Apollo Investment Corp. (a)	208,950	3,698,415
Capital One Financial Corp.	55,049	2,429,863
CIT Group, Inc.	167,263	1,724,481
Invesco, Ltd.	333,815	8,555,678
JP Morgan Chase & Company	164,895	6,346,809
Lehman Brothers Holdings, Inc.	152,011	2,445,857
Morgan Stanley	198,730	8,114,146
PNC Financial Services Group, Inc.	101,449	7,299,256
		40,614,505

Food & Beverages - 0.91%
Dean Foods Company *	201,277	5,066,142
Vintage Wine Trust, Inc. (h)	88,261	88,261
		5,154,403

Furniture & Fixtures - 0.95%
Leggett & Platt, Inc.	242,196	5,403,393

Gas & Pipeline Utilities - 1.05%
El Paso Corp.	356,014	5,966,795

Healthcare Products - 1.32%
Baxter International, Inc.	110,993	7,520,886

Holdings Companies/Conglomerates - 0.78%
Loews Corp.	102,040	4,431,597

Homebuilders - 0.48%
Centex Corp.	168,936	2,740,142

Household Appliances - 1.88%
Black & Decker Corp.	168,718	10,671,413

Household Products - 0.76%
Newell Rubbermaid, Inc.	237,640	4,301,284

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Value & Restructuring Fund (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial Machinery - 2.00%
AGCO Corp. *	184,649	$11,379,918

Industrials - 0.70%
Aecom Technology Corp. *	124,852	3,990,270

Insurance - 4.29%
ACE, Ltd. *	206,903	10,885,167
Castlepoint Holdings, Ltd. * (h)	72,452	820,157
Castlepoint Holdings, Ltd.	66,253	749,984
Genworth Financial, Inc., Class A	193,171	3,100,394
MetLife, Inc.	144,568	7,835,586
Primus Guaranty, Ltd. *	197,730	988,650
		24,379,938

International Oil - 8.85%
Anadarko Petroleum Corp.	133,020	8,211,324
ConocoPhillips	163,813	13,516,211
Murphy Oil Corp.	81,285	6,383,311
Petroleo Brasileiro SA, ADR	420,001	22,150,853
		50,261,699

Manufacturing - 3.58%
Eaton Corp.	96,417	7,055,796
Rockwell Automation, Inc.	122,361	5,776,663
Tyco International, Ltd.	174,760	7,493,709
		20,326,168

Metal & Metal Products - 3.23%
Companhia Vale Do Rio Doce, ADR *	210,951	5,600,749
Southern Copper Corp.	323,523	8,259,542
Sterlite Industries India, Ltd.	316,735	4,503,972
		18,364,263

Mining - 2.39%
Freeport-McMoRan Copper & Gold, Inc., Class B	99,839	8,917,619
Grupo Mexico SA	2,814,639	4,688,898
		13,606,517

Paper - 0.31%
Smurfit-Stone Container Corp. *	353,627	1,785,816

Petroleum Services - 3.06%
Hercules Offshore, Inc. * (a)	238,744	5,269,080
PetroHawk Energy Corp. *	257,560	8,914,152
Petroplus Holdings AG *	70,362	3,220,691
		17,403,923

Pharmaceuticals - 1.95%
AmerisourceBergen Corp.	135,643	5,562,719
Bristol-Myers Squibb Company	257,661	5,498,486
		11,061,205

Railroads & Equipment - 2.98%
Union Pacific Corp.	201,534	16,908,703

Real Estate - 0.95%
DiamondRock Hospitality Company, REIT	311,450	2,868,454
Host Hotels & Resorts, Inc., REIT	164,102	2,346,659
JHSF Participacoes SA	44,334	182,232
		5,397,345

Value & Restructuring Fund (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Retail Trade - 2.09%
J.C. Penney Company, Inc.	62,469	$2,434,417
The TJX Companies, Inc.	207,493	7,519,546
United Rentals, Inc. *	118,300	1,915,277
		11,869,240

Steel - 1.40%
Schnitzer Steel Industries, Inc.	116,650	7,980,026

Telecommunications Equipment & Services - 2.52%
CommScope, Inc. *	143,840	7,043,845
DataPath, Inc. * (h)	80,000	120,000
Nokia Oyj, SADR	284,570	7,162,627
		14,326,472

Telephone - 3.34%
Harris Corp.	291,226	15,248,593
Windstream Corp.	302,144	3,752,629
		19,001,222

Tobacco - 3.01%
Lorillard, Inc.	236,341	17,073,274

Transportation - 0.29%
Arlington Tankers, Ltd.	59,982	1,106,068
Omega Navigation Enterprises, Inc.	33,428	526,825
		1,632,893

Trucking & Freight - 1.23%
Ryder Systems, Inc.	108,525	7,002,033
TOTAL COMMON STOCKS (Cost $469,118,196)		$529,831,850

PREFERRED STOCKS - 1.72%

Chemicals - 0.30%
Celanese Corp., 4.25%	35,152	1,725,612

Financial Services - 0.50%
CIT Group, Inc., 7.75%	244,843	2,825,488

Insurance - 0.92%
American International Group, Inc., 8.50%	105,000	5,234,250
TOTAL PREFERRED STOCKS (Cost $12,744,725)		$9,785,350

SHORT TERM INVESTMENTS - 2.32%
John Hancock Cash Investment Trust, 2.5657% (c)(i)	$13,202,930	$13,202,930
TOTAL SHORT TERM INVESTMENTS (Cost $13,202,930)		$13,202,930

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Value & Restructuring Fund (continued)
	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 5.36%
Repurchase Agreement with State Street Corp. dated 08/29/2008 at 1.70% to be repurchased at $30,466,754 on 09/02/2008, collateralized by $30,915,000 Federal Home Loan Mortgage Corp., 4.23% due 05/07/2013 (valued at $31,073,903, including interest)	$30,461,000	$30,461,000
TOTAL REPURCHASE AGREEMENTS (Cost $30,461,000)		$30,461,000
Total Investments (Value & Restructuring Fund) (Cost $525,526,851) - 102.65%		$583,281,130
Liabilities in Excess of Other Assets - (2.65)%		(15,084,465)
TOTAL NET ASSETS - 100.00%		$568,196,665

Vista Fund
	Shares or Principal Amount	Value

COMMON STOCKS - 99.22%

Agriculture - 3.55%
Monsanto Company	28,000	$3,199,000
The Mosaic Company	7,900	843,246
		4,042,246

Apparel & Textiles - 1.56%
Jones Apparel Group, Inc.	30,200	599,772
Phillips-Van Heusen Corp.	15,800	601,348
Warnaco Group, Inc. *	11,200	577,584
		1,778,704

Banking - 1.01%
Hudson City Bancorp, Inc.	62,300	1,148,812

Biotechnology - 1.20%
Cephalon, Inc. *	7,400	566,988
Charles River Laboratories International, Inc. *	12,100	793,881
		1,360,869

Building Materials & Construction - 1.14%
Foster Wheeler, Ltd. *	26,056	1,294,723

Business Services - 0.79%
FTI Consulting, Inc. *	12,200	895,480

Cellular Communications - 2.66%
NII Holdings, Inc. *	57,600	3,025,152

Chemicals - 4.02%
FMC Corp.	8,100	595,674
Intrepid Potash, Inc. *	24,102	1,141,471
Syngenta AG	10,581	2,838,981
		4,576,126

Coal - 2.45%
Alpha Natural Resources, Inc. *	22,700	2,249,570
Foundation Coal Holdings, Inc.	9,100	538,265
		2,787,835

Vista Fund (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Colleges & Universities - 0.60%
Corinthian Colleges, Inc. *	51,300	$680,751

Computers & Business Equipment - 0.51%
Apple, Inc. *	3,400	576,402

Construction & Mining Equipment - 2.01%
Bucyrus International, Inc., Class A	32,800	2,291,080

Containers & Glass - 0.81%
Owens-Illinois, Inc. *	20,700	923,220

Crude Petroleum & Natural Gas - 1.52%
Patterson-UTI Energy, Inc.	19,800	562,716
Southwestern Energy Company *	15,700	602,409
Whiting Petroleum Corp. *	5,900	567,816
		1,732,941

Domestic Oil - 0.48%
Continental Resources, Inc. *	10,900	546,853

Drugs & Health Care - 2.46%
CSL, Ltd.	17,200	600,285
Parexel International Corp. *	30,400	965,808
Perrigo Company	35,200	1,231,648
		2,797,741

Educational Services - 2.72%
DeVry, Inc.	11,300	582,854
ITT Educational Services, Inc. *	19,300	1,715,963
Strayer Education, Inc.	3,787	794,664
		3,093,481

Electrical Equipment - 1.11%
Vestas Wind Systems AS *	9,300	1,261,948

Electrical Utilities - 2.68%
Quanta Services, Inc. *	95,375	3,046,277

Electronics - 3.36%
Amphenol Corp., Class A	14,800	703,296
Thermo Fisher Scientific, Inc. *	51,500	3,118,840
		3,822,136

Energy - 3.57%
Energy Conversion Devices, Inc. *	14,700	1,104,999
First Solar, Inc. *	5,400	1,493,910
JA Solar Holdings Company, Ltd. *	34,400	613,352
LDK Solar Company, Ltd., ADR *	16,700	856,042
		4,068,303

Financial Services - 2.83%
MasterCard, Inc., Class A	11,000	2,668,050
Raymond James Financial, Inc.	18,000	554,940
		3,222,990

Food & Beverages - 0.74%
H.J. Heinz Company	16,800	845,376

Healthcare Products - 3.05%
Covidien, Ltd.	20,600	1,113,842
Edwards Lifesciences Corp. *	7,035	416,542
St. Jude Medical, Inc. *	11,700	536,211
Varian Medical Systems, Inc. *	22,300	1,408,468
		3,475,063

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Vista Fund (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Healthcare Services - 5.40%
Express Scripts, Inc. *	31,100	$2,283,051
Medco Health Solutions, Inc. *	52,100	2,440,885
Omnicare, Inc.	44,000	1,419,000
		6,142,936

Hotels & Restaurants - 1.00%
Panera Bread Company, Class A * (a)	21,200	1,139,288

Industrial Machinery - 4.43%
Dresser-Rand Group, Inc. *	23,340	946,670
Flowserve Corp.	31,000	4,095,720
		5,042,390

Industrials - 0.74%
Shaw Group, Inc. *	17,100	847,134

International Oil - 2.29%
Weatherford International, Ltd. *	67,500	2,604,150

Internet Content - 0.75%
Sohu.com, Inc. *	11,400	858,420

Internet Service Provider - 0.49%
Netease.Com, Inc., ADR *	21,500	561,365

Internet Software - 1.24%
McAfee, Inc. *	21,600	854,496
Salesforce.com, Inc. *	9,900	554,598
		1,409,094

Investment Companies - 0.49%
Midcap SPDR Trust, Series 1	3,800	563,160

Liquor - 1.44%
Central European Distribution Corp. *	28,333	1,634,531

Metal & Metal Products - 1.53%
Crown Holdings, Inc. *	62,700	1,739,298

Mining - 1.81%
Cleveland-Cliffs, Inc.	20,300	2,054,766

Petroleum Services - 4.40%
Helmerich & Payne, Inc.	17,700	1,011,024
PetroHawk Energy Corp. *	68,714	2,378,192
Smith International, Inc.	23,300	1,624,010
		5,013,226

Pharmaceuticals - 1.41%
Alexion Pharmaceuticals, Inc. *	31,000	1,397,480
Onyx Pharmaceuticals, Inc. *	5,100	208,437
		1,605,917

Railroads & Equipment - 4.12%
CSX Corp.	18,700	1,209,516
Kansas City Southern *	22,400	1,152,032
Norfolk Southern Corp.	12,000	882,360
Union Pacific Corp.	17,200	1,443,080
		4,686,988

Retail Trade - 8.70%
Big Lots, Inc. *	36,000	1,064,520
Children’s Place Retail Stores, Inc. *	35,100	1,472,445
Dollar Tree, Inc. *	59,100	2,267,076
GameStop Corp., Class A *	19,000	833,530

Vista Fund (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Retail Trade (continued)
Ross Stores, Inc.	50,394	$2,026,343
The TJX Companies, Inc.	33,000	1,195,920
Urban Outfitters, Inc. *	29,100	1,036,542
		9,896,376

Semiconductors - 6.00%
Altera Corp.	67,900	1,537,256
American Superconductor Corp. * (a)	16,288	400,196
Broadcom Corp., Class A *	43,400	1,044,204
Marvell Technology Group, Ltd. *	56,700	800,037
MEMC Electronic Materials, Inc. *	12,300	603,807
Microsemi Corp. *	43,043	1,183,683
PMC-Sierra, Inc. *	139,700	1,257,300
		6,826,483

Software - 1.75%
Activision Blizzard, Inc. *	60,600	1,988,892

Steel - 0.50%
United States Steel Corp.	4,300	572,201

Telecommunications Equipment &

Services - 2.91%
SBA Communications Corp. *	94,888	3,314,438

Trucking & Freight - 0.99%
J.B. Hunt Transport Services, Inc.	15,900	579,555
Old Dominion Freight Lines, Inc. *	8,000	266,160
Werner Enterprises, Inc.	12,200	278,282
		1,123,997
TOTAL COMMON STOCKS (Cost $93,474,566)		$112,919,559

SHORT TERM INVESTMENTS - 1.32%
John Hancock Cash Investment Trust, 2.5657% (c)(i)	$1,507,413	$1,507,413
TOTAL SHORT TERM INVESTMENTS (Cost $1,507,413)		$1,507,413

REPURCHASE AGREEMENTS - 2.69%
Repurchase Agreement with State Street Corp. dated 08/29/2008 at 1.70% to be repurchased at $3,065,579 on 09/02/2008, collateralized by $3,170,000 Federal Home Loan Bank, 5.70% due 04/03/2028 (valued at $3,130,375, including interest)	$3,065,000	$3,065,000
TOTAL REPURCHASE AGREEMENTS (Cost $3,065,000)		$3,065,000
Total Investments (Vista Fund) (Cost $98,046,979) - 103.23%		$117,491,972
Liabilities in Excess of Other Assets - (3.23)%		(3,680,270)
TOTAL NET ASSETS - 100.00%		$113,811,702

Footnotes

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2008
(showing percentage of total net assets)

Key to Currency Abbreviations

ARS–	Argentine Peso

AUD–	Australian Dollar

BRL–	Brazilian Real

CAD–	Canadian Dollar

CHF–	Swiss Franc

COP–	Colombian Peso

CZK–	Czech Koruna

DKK–	Danish Krone

EGP–	Egyptian Pound

EUR–	European Currency

GBP–	British Pound

GRD–	Greek Drachma

HKD–	Hong Kong Dollar

HUF–	Hungarian Forint

IDR–	Indonesian Rupiah

ILS–	Israeli Shekel

INR–	Indian Rupee

JPY–	Japanese Yen

KRW–	South Korean Won

MXN–	Mexican Peso

MYR–	Malaysian Ringgit

NGN–	Nigerian Naira

NZD–	New Zealand Dollar

NOK–	Norwegian Krone

PHP–	Philippines Peso

PLN–	Polish Zloty

RUB–	Russian Ruble

SEK–	Swedish Krona

SGD–	Singapore Dollar

THB–	Thai Baht

TRY–	Turkish Lira

TWD–	Taiwan Dollar

USD–	US Dollar

UYU–	Uruguayan Peso

ZAR–	South African Rand

Key to Security Abbreviations and Legend

ADR–	American Depositary Receipts

ADS–	American Depositary Shares

BKNT–	Bank Note

CDO–	Collateralized Debt Obligation

ESOP–	Employee Stock Ownership Program

EMTN–	European Medium Term Note

ETF–	Exchange Traded Fund

EWCO–	European Written Call Option

GDR–	Global Depositary Receipts

GMTN–	Global Medium Term Note

GTD–	Guaranteed

IO–	Interest Only (Carries notional principal amount)

MTN–	Medium Term Note

NIM–	Net Interest Margin

NVDR–	Non Voting Depositary Receipts

OTC–	Over The Counter

PIK–	Paid In Kind

PO–	Principal Only

REIT–	Real Estate Investment Trust

REMIC–	Real Estate Mortgage Investment Conduit

SBI–	Shares Beneficial Interest

SADR–	Sponsored American Depositary Receipts

SPDR–	Standard & Poor’s Depositary Receipts

TBA–	To Be Announced

TIPS–	Treasury Inflation Protected Security

ˆ	Non-Income Producing, issuer is in bankruptcy and is in default of interest payments

*	Non-Income Producing

(a)	All or a portion of this security was out on loan

(b)	Variable rate obligation. The coupon rate shown represents the rate at period end.

(c)	The investment is an affiliate of the fund, the adviser and/or the subadviser.

(d)	Principal amount of security is adjusted for inflation.

(e)	Security Fair Valued on August 31, 2008

(f)	The underlying fund’s subadviser.

(g)	The subadviser is an affiliate of the adviser.

(h)	144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(i)	John Hancock Cash Investment Trust is managed by MFC Global Investment Management (U.S.), LLC. The rate shown is the seven-day effective yield at period end.

(j)	Security Purchased on a when-issued or delayed delivery basis.

(k)	Variable Rate Preferred

(l)	All or a portion of this position represents an unfunded loan commitment. The coupon rate will be determined at time of settlement.

(m)	Credit Linked Note (CLN): A security purchased from a trust, and collateralized with AAA rated securities, allowing the issuer to transfer specific credit risk to investors.

**	Purchased on a forward commitment

****	At August 31, 2008, all or a portion of this security was segregated at broker to cover margin requirements for open futures contracts.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Assets and Liabilities — August 31, 2008

Assets	Absolute Return		Active Bond	All Cap Core	All Cap Growth
Investments in unaffiliated issuers, at value	$1,106,710		$591,205,119	$646,561,719	$117,736,905
Investments in affiliated issuers, at value (Note 2)	4,390,934	[1]	—	4,599,396	—
Securities loaned, at value (Note 2)	—		—	4,509,212	—
Repurchase agreements, at value (Note 2)	—		16,832,000	59,421,000	4,803,000
Total investments, at value	5,497,644		608,037,119	715,091,327	122,539,905
Cash	62,665		71,625	908	—
Receivable for investments sold	—		2,266,071	5,568,803	—
Receivable for forward foreign currency exchange contracts (Note 2)	—		14,589	—	—
Receivable for fund shares sold	16,540		25,326	—	3,423
Dividends and interest receivable	954		6,074,136	1,357,050	114,215
Receivable for security lending income	—		—	2,119	1,269
Receivable due from adviser	274		—	—	549
Other assets	71		—	—	—
Total assets	5,578,148		616,488,866	722,020,207	122,659,361

Liabilities
Due to custodian	—		—	—	24,089
Payable for investments purchased	17,494		29,468,921	6,146,637	82,005
Payable for forward foreign currency exchange contracts (Note 2)	—		13,597	—	—
Payable upon return of securities loaned (Note 2)	—		—	4,599,396	—
Swap contracts, at value (Note 2)	—		21,214	—	—
Payable for futures variation margin	—		—	551,465	—
Payable to affiliates
Fund administration fees	417		10,434	9,805	2,520
Trustees’ fees	—		—	37	15
Other payables and accrued expenses	31,442		112,034	57,908	45,588
Total liabilities	49,353		29,626,200	11,365,248	154,217

Net assets
Capital paid-in	$5,614,015		$616,874,026	$789,157,385	$116,941,315
Undistributed net investment income (loss)	50,239		4,163,787	5,142,079	40,934
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options written, foreign currency transactions and swap agreements	14,389		919,011	(68,713,909)	732,573
Net unrealized appreciation (depreciation) on investments, futures, options written, swap agreements and translation of assets and liabilities in foreign currencies	(149,848)		(35,094,158)	(14,930,596)	4,790,322
Net assets	$5,528,795		$586,862,666	$710,654,959	$122,505,144
Investments in unaffiliated issuers, including repurchase agreements, at cost	$1,092,192		$643,184,576	$724,675,974	$117,747,887
Investments in affiliated issuers, at cost	$4,555,300		—	$4,599,396	—
Net unamortized upfront payment on swaps	—		($72,401)	—	—

1	See Note 8.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Assets and Liabilities — August 31, 2008

Net asset value per share	Absolute Return	Active Bond	All Cap Core	All Cap Growth
The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class A
Net assets	$1,364,028	—	—	—
Shares outstanding	137,835	—	—	—
Net asset value and redemption price per share	$9.90	—	—	—

Class B1
Net assets	$1,343,364	—	—	—
Shares outstanding	136,668	—	—	—
Net asset value, offering price and redemption price per share	$9.83	—	—	—

Class C1
Net assets	$1,343,366	—	—	—
Shares outstanding	136,668	—	—	—
Net asset value, offering price and redemption price per share	$9.83	—	—	—

Class 1
Net assets	$1,478,037	$33,312,758	—	$27,803,426
Shares outstanding	148,998	3,652,048	—	1,789,034
Net asset value, offering price and redemption price per share	$9.92	$9.12	—	$15.54

Class NAV
Net assets	—	$553,549,908	$710,654,959	$94,701,718
Shares outstanding	—	60,723,557	77,060,940	6,082,455
Net asset value, offering price and redemption price per share	—	$9.12	$9.22	$15.57

Maximum Public Offering Price Per Share:
Class A (net asset value per share ÷ 95%)[2]	$10.42	—	—	—

1	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Assets and Liabilities — August 31, 2008

Assets	All Cap Value	American Diversified Growth & Income	American Fundamental Holdings	American Global Diversification
Investments in unaffiliated issuers, at value	$92,652,159	$1,002,335	$1,004,417	$977,399
Repurchase agreements, at value (Note 2)	1,548,000	—	—	—
Total investments, at value	94,200,159	1,002,335	1,004,417	977,399
Cash	183	—	—	—
Receivable for investments sold	136,608	—	—	—
Receivable for fund shares sold	65,483	—	—	—
Dividends and interest receivable	211,087	669	774	649
Receivable for security lending income	1,269	—	—	—
Receivable due from adviser	—	13,743	13,743	13,743
Total assets	94,614,789	1,016,747	1,018,934	991,791

Liabilities
Payable for investments purchased	185,697	13,738	9,312	13,738
Payable for fund shares repurchased	—	—	4,425	—
Payable to affiliates
Fund administration fees	1,841	29	29	29
Trustees’ fees	83	—	—	—
Other payables and accrued expenses	39,773	25,451	25,452	25,451
Total liabilities	227,394	39,218	39,218	39,218

Net assets
Capital paid-in	$87,685,059	$1,002,432	$1,001,749	$1,001,719
Undistributed net investment income (loss)	540,843	2,443	3,740	3,214
Accumulated undistributed net realized gain (loss) on investments	2,282,094	(36)	(40)	(51)
Net unrealized appreciation (depreciation) on investments	3,879,399	(27,310)	(25,733)	(52,309)
Net assets	$94,387,395	$977,529	$979,716	$952,573
Investments in unaffiliated issuers, including repurchase agreements, at cost	$90,320,760	$1,029,645	$1,030,150	$1,029,708

Net asset value per share
The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	$25,364,711	$977,529	$979,716	$952,573
Shares outstanding	2,266,501	100,261	100,186	100,187
Net asset value, offering price and redemption price per share	$11.19	$9.75	$9.78	$9.51

Class NAV
Net assets	$69,022,684	—	—	—
Shares outstanding	6,194,253	—	—	—
Net asset value, offering price and redemption price per share	$11.14	—	—	—

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Assets and Liabilities — August 31, 2008

Assets	Blue Chip Growth	Capital Appreciation	Core Bond	Core Equity
Investments in unaffiliated issuers, at value	$2,034,648,671	$1,008,517,847	$309,280,622	$692,646,223
Investments in affiliated issuers, at value (Note 2)	9,422,022	—	—	—
Securities loaned, at value (Note 2)	9,237,276	—	—	—
Repurchase agreements, at value (Note 2)	2,043,000	24,131,000	959,000	22,061,000
Total investments, at value	2,055,350,969	1,032,648,847	310,239,622	714,707,223
Cash	464	30	108	167
Receivable for investments sold	10,165,345	1,231,914	52,060,383	587,686
Receivable for fund shares sold	290,020	405,373	28,010	4,846
Dividends and interest receivable	1,681,305	689,068	1,936,549	384,228
Receivable for security lending income	33,881	76,231	—	—
Total assets	2,067,521,984	1,035,051,463	364,264,672	715,684,150

Liabilities
Payable for investments purchased	16,085,658	350,577	92,310,076	2,007,579
Payable for fund shares repurchased	178,702	27,342	—	—
Payable upon return of securities loaned (Note 2)	9,422,022	—	—	—
Payable to affiliates
Fund administration fees	34,446	15,864	5,035	16,455
Trustees’ fees	172	61	30	104
Other payables and accrued expenses	109,514	70,087	101,358	75,661
Total liabilities	25,830,514	463,931	92,416,499	2,099,799

Net assets
Capital paid-in	$1,902,927,580	$1,047,852,363	$270,036,010	$968,023,065
Undistributed net investment income (loss)	2,720,774	3,036,422	2,245,056	4,555,251
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(89,569,408)	(120,719,748)	791,844	(107,182,795)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	225,612,524	104,418,495	(1,224,737)	(151,811,170)
Net assets	$2,041,691,470	$1,034,587,532	$271,848,173	$713,584,351
Investments in unaffiliated issuers, including repurchase agreements, at cost	$1,820,310,617	$928,230,352	$311,464,359	$866,518,393
Investments in affiliated issuers, at cost	$9,422,022	—	—	—

Net asset value per share
The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	$191,852,490	$61,105,481	$4,495,231	$8,484,939
Shares outstanding	10,060,467	6,023,341	357,123	792,221
Net asset value, offering price and redemption price per share	$19.07	$10.14	$12.59	$10.71

Class NAV
Net assets	$1,849,838,980	$973,482,051	$267,352,942	$705,099,412
Shares outstanding	97,043,883	95,854,451	21,257,270	65,727,076
Net asset value, offering price and redemption price per share	$19.06	$10.16	$12.58	$10.73

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Assets and Liabilities — August 31, 2008

Assets	Emerging Growth	Emerging Markets Value	Emerging Small Company	Equity-Income
Investments in unaffiliated issuers, at value	$103,450,407	$568,930,088	$70,477,520	$899,502,558
Investments in affiliated issuers, at value (Note 2)	26,914,113	—	2,434,244	34,215,217
Securities loaned, at value (Note 2)	26,386,385	—	2,386,514	33,544,330
Repurchase agreements, at value (Note 2)	—	15,403,000	2,721,000	5,094,000
Total investments, at value	156,750,905	584,333,088	78,019,278	972,356,105
Cash	9,995	6,097	276	441
Foreign currency, at value	—	4,294,780	—	138,488
Receivable for investments sold	1,013,102	7,583	1,536,564	862,495
Receivable for fund shares sold	—	71,762	9,367	—
Dividends and interest receivable	27,387	2,116,904	30,213	3,484,423
Receivable for security lending income	215,983	—	8,469	11,011
Receivable due from adviser	—	—	5,668	95
Total assets	158,017,372	590,830,214	79,609,835	976,853,058

Liabilities
Payable for investments purchased	—	13,389,441	1,856,599	1,923,870
Payable for fund shares repurchased	83,796	1,180	163,719	3,969,875
Payable upon return of securities loaned (Note 2)	26,914,113	—	2,434,244	34,215,217
Options written, at value (Note 2)	950	—	—	—
Payable to affiliates
Fund administration fees	4,092	8,335	1,000	16,881
Trustees’ fees	91	39	—	110
Other payables and accrued expenses	72,042	204,660	35,738	69,305
Total liabilities	27,075,084	13,603,655	4,491,300	40,195,258

Net assets
Capital paid-in	$164,340,955	$642,446,450	$79,571,133	$960,888,833
Undistributed net investment income (loss)	2,093,315	8,982,960	—	14,331,149
Accumulated undistributed net realized gain (loss) on investments, options written and foreign currency transactions	(26,778,279)	9,621,882	(9,251,520)	62,817,028
Net unrealized appreciation (depreciation) on investments, options written and translation of assets and liabilities in foreign currencies	(8,713,703)	(83,824,733)	4,798,922	(101,379,210)
Net assets	$130,942,288	$577,226,559	$75,118,535	$936,657,800
Investments in unaffiliated issuers, including repurchase agreements, at cost	$138,554,035	$668,128,059	$70,785,994	$1,039,513,666
Investments in affiliated issuers, at cost	$26,914,113	—	$2,434,244	$34,215,217
Foreign currency, at cost	—	$4,302,325	—	$138,979
Premiums received on written options	$4,490	—	—	—

Net asset value per share
The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	$95,081,597	—	$37,028,612	$162,915,947
Shares outstanding	6,872,037	—	1,400,917	10,114,966
Net asset value, offering price and redemption price per share	$13.84	—	$26.43	$16.11

Class NAV
Net assets	$35,860,691	$577,226,559	$38,089,923	$773,741,853
Shares outstanding	2,590,825	60,973,743	1,439,577	48,071,612
Net asset value, offering price and redemption price per share	$13.84	$9.47	$26.46	$16.10

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Assets and Liabilities — August 31, 2008

Assets	Fundamental Value	Global Bond	Global Real Estate	High Income
Investments in unaffiliated issuers, at value	$1,564,140,103	$985,462,054	$573,663,291	$455,545,611
Investments in affiliated issuers, at value (Note 2)	44,703,945	—	15,269,623	—
Securities loaned, at value (Note 2)	43,827,397	—	14,604,001	—
Repurchase agreements, at value (Note 2)	—	9,233,000	3,863,000	—
Total investments, at value	1,652,671,445	994,695,054	607,399,915	455,545,611
Cash	28,508	263	754	507,349
Foreign currency, at value	6,091	5,973,498	17,946,285	—
Cash collateral at broker for futures contracts	—	5,385,400	—	—
Receivable for investments sold	—	274,353,402	3,165,055	3,341,547
Receivable for forward foreign currency exchange contracts (Note 2)	—	1,154,765	1,708,687	403,018
Receivable for fund shares sold	37,129	18,817	—	118,651
Dividends and interest receivable	2,127,379	7,820,979	2,340,623	10,849,107
Receivable for security lending income	4,234	—	35,366	—
Swap contracts, at value (Note 2)	—	12,820,488	—	—
Total assets	1,654,874,786	1,302,222,666	632,596,685	470,765,283

Liabilities
Due to custodian	—	—	—	220,175
Payable for investments purchased	—	516,888,623	8,847,525	22,830,740
Payable for forward foreign currency exchange contracts (Note 2)	—	9,208,291	385,088	172,720
Payable for fund shares repurchased	3,101,349	115,991	396,736	—
Payable upon return of securities loaned (Note 2)	44,703,945	—	15,269,623	—
Options written, at value (Note 2)	—	7,523,344	—	—
Investments sold short, at value (Note 2)	—	165,490,084	—	—
Payable for interest on securities sold short	—	674,293	—	—
Swap contracts, at value (Note 2)	—	18,385,235	—	—
Payable for futures variation margin	—	221,796	—	—
Payable to affiliates
Fund administration fees	19,199	16,617	7,213	6,726
Trustees’ fees	34	125	32	37
Other payables and accrued expenses	118,136	228,934	169,702	63,456
Total liabilities	47,942,663	718,753,333	25,075,919	23,293,854

Net assets
Capital paid-in	$1,652,897,626	$539,807,697	$736,689,407	$547,360,612
Undistributed net investment income (loss)	8,749,270	67,914,018	(10,064,073)	10,300,286
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options written, short sales, foreign currency transactions and swap agreements	(25,181,713)	16,635,096	(61,700,667)	(5,337,914)
Net unrealized appreciation (depreciation) on investments, futures, options written, short sales, swap agreements and translation of assets and liabilities in foreign currencies	(29,533,060)	(40,887,478)	(57,403,901)	(104,851,555)
Net assets	$1,606,932,123	$583,469,333	$607,520,766	$447,471,429
Investments in unaffiliated issuers, including repurchase agreements, at cost	$1,637,499,367	$1,025,938,904	$650,712,840	$560,631,312
Investments in affiliated issuers, at cost	$44,703,945	—	$15,269,623	—
Foreign currency, at cost	$6,088	$5,998,884	$17,998,031	—
Proceeds received on short sales	—	$164,606,469	—	—
Premiums received on written options	—	$6,842,464	—	—
Net unamortized upfront payment on swaps	—	($2,447,336)	—	—

Net asset value per share
The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	$74,224,409	$74,198,868	—	—
Shares outstanding	4,830,263	4,931,082	—	—
Net asset value, offering price and redemption price per share	$15.37	$15.05	—	—

Class NAV
Net assets	$1,532,707,714	$509,270,465	$607,520,766	$447,471,429
Shares outstanding	99,880,730	33,901,024	74,504,354	56,053,181
Net asset value, offering price and redemption price per share	$15.35	$15.02	$8.15	$7.98

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Assets and Liabilities — August 31, 2008

Assets	High Yield	Index 500	International Equity Index		International Opportunities
Investments in unaffiliated issuers, at value	$1,460,300,895	$955,088,584	$472,343,247		$738,597,346
Investments in affiliated issuers, at value (Note 2)	8,953,533	—	1,871,120		29,882,813
Securities loaned, at value (Note 2)	8,777,973	—	1,795,890		28,687,761
Repurchase agreements, at value (Note 2)	45,000,000	—	—		110,319,000
Total investments, at value	1,523,032,401	955,088,584	476,010,257		907,486,920
Cash	265,097	5,419	—		129
Foreign currency, at value	3,613,110	—	15,912,838		6,356,269
Cash collateral at broker for futures contracts	—	3,440,000	—		—
Receivable for investments sold	2,671,059	—	—		5,818,121
Receivable for fund shares sold	22,133	353,777	20,838		24,158
Dividends and interest receivable	36,229,939	2,082,357	1,172,834		681,891
Receivable for security lending income	184,167	—	8,974		10,616
Receivable for futures variation margin	—	—	2,760,214		—
Receivable due from adviser	—	—	4,778		1,687
Total assets	1,566,017,906	960,970,137	495,890,733		920,379,791

Liabilities
Capital gains withholding tax	—	—	4,189		—
Payable for investments purchased	2,530,518	16,248	159,045		14,130,827
Payable for forward foreign currency exchange contracts (Note 2)	59,536	—	279,773		—
Payable for fund shares repurchased	44,586	—	—		6,847
Payable upon return of securities loaned (Note 2)	8,953,533	—	1,871,120		29,882,813
Payable for futures variation margin	—	309,971	—		—
Payable to affiliates
Fund administration fees	28,321	4,835	8,564		14,138
Trustees’ fees	193	—	47		70
Investment management fees	—	290	—		—
Other payables and accrued expenses	139,049	70,538	42,993		239,461
Total liabilities	11,755,736	401,882	2,365,731		44,274,156

Net assets
Capital paid-in	$1,772,154,880	$1,042,304,391	$485,630,540		$886,593,439
Undistributed net investment income (loss)	28,189,658	8,294,366	7,049,015		8,030,794
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options written and foreign currency transactions	(54,817,158)	(3,988,486)		(743,496)	(41,403,419)
Net unrealized appreciation (depreciation) on investments, futures and translation of assets and liabilities in foreign currencies	(191,265,210)	(86,042,016)	1,588,943	[1]	22,884,821
Net assets	$1,554,262,170	$960,568,255	$493,525,002		$876,105,635
Investments in unaffiliated issuers, including repurchase agreements, at cost	$1,705,473,336	$1,041,347,725	$471,614,122		$854,656,001
Investments in affiliated issuers, at cost	$8,953,533	—	$1,871,120		$29,882,813
Foreign currency, at cost	$3,417,421	—	$16,131,808		$6,410,007

Net asset value per share
The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	$43,254,914	—	—		$32,235,729
Shares outstanding	4,908,915	—	—		2,126,697
Net asset value, offering price and redemption price per share	$8.81	—	—		$15.16

Class NAV
Net assets	$1,511,007,256	$960,568,255	$493,525,002		$843,869,906
Shares outstanding	172,358,032	101,422,849	26,640,444		55,542,067
Net asset value, offering price and redemption price per share	$8.77	$9.47	$18.53		$15.19

1	Net of deferred India foreign withholding taxes of $4,189.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Assets and Liabilities — August 31, 2008

Assets	International Small Cap	International Small Company	International Value	Investment Quality Bond
Investments in unaffiliated issuers, at value	$321,374,716	$397,968,978	$1,390,829,254	$182,460,216
Investments in affiliated issuers, at value (Note 2)	6,303,048	4,015,816	22,754,432	—
Securities loaned, at value (Note 2)	6,002,903	3,826,118	21,670,888	—
Repurchase agreements, at value (Note 2)	—	4,109,000	—	18,000,000
Total investments, at value	333,680,667	409,919,912	1,435,254,574	200,460,216
Cash	32,679	356	79,722	96,962
Foreign currency, at value	12,638,402	1,552,035	8,980,644	84
Receivable for investments sold	1,198,561	252,262	—	—
Receivable for forward foreign currency exchange contracts (Note 2)	—	—	—	390,151
Receivable for fund shares sold	102,103	—	43,200	39,459
Dividends and interest receivable	1,314,625	694,530	5,071,507	2,047,360
Swap contracts, at value (Note 2)	—	—	—	—
Unrealized appreciation on forward foreign bond contracts (Note 2)	—	—	—	214,720
Receivable due from adviser	—	—	2,307	—
Total assets	348,967,037	412,419,095	1,449,431,954	203,248,952

Liabilities
Payable for investments purchased	472,714	3,763,852	251,629	375,257
Payable for forward foreign currency exchange contracts (Note 2)	—	—	—	161,597
Payable for fund shares repurchased	—	42,177	496,850	—
Payable upon return of securities loaned (Note 2)	6,303,048	4,015,816	22,754,432	—
Swap contracts, at value (Note 2)	—	—	—	3,597
Unrealized depreciation on forward foreign bond contracts (Note 2)	—	—	—	149,342
Payable for futures variation margin	—	—	—	3,750
Payable to affiliates
Fund administration fees	8,705	4,085	28,932	3,072
Trustees’ fees	68	—	189	17
Other payables and accrued expenses	213,980	159,452	467,927	74,137
Total liabilities	6,998,515	7,985,382	23,999,959	770,769

Net assets
Capital paid-in	$355,596,278	$464,334,230	$1,522,051,222	$205,586,697
Undistributed net investment income (loss)	3,343,840	3,525,164	38,789,188	2,073,231
Accumulated undistributed net realized gain (loss) on investments, futures contracts, foreign currency transactions and swap agreements	32,094,582	7,354,077	30,478,400	(1,960,441)
Net unrealized appreciation (depreciation) on investments, futures, bond forward contracts, swap agreements and translation of assets and liabilities in foreign currencies	(49,066,178)	(70,779,758)	(165,886,815)	(3,221,304)
Net assets	$341,968,522	$404,433,713	$1,425,431,995	$202,478,183
Investments in unaffiliated issuers, including repurchase agreements, at cost	$376,161,101	$476,657,941	$1,577,871,093	$203,945,618
Investments in affiliated issuers, at cost	$6,303,048	$4,015,816	$22,754,432	—
Foreign currency, at cost	$12,904,704	$1,564,462	$9,389,018	$84

Net asset value per share
The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	$46,661,132	—	$372,209,063	$53,606,210
Shares outstanding	2,969,478	—	23,745,103	4,614,122
Net asset value, offering price and redemption price per share	$15.71	—	$15.68	$11.62

Class NAV
Net assets	$295,307,390	$404,433,713	$1,053,222,932	$148,871,973
Shares outstanding	18,789,668	47,613,613	67,333,192	12,827,135
Net asset value, offering price and redemption price per share	$15.72	$8.49	$15.64	$11.61

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Assets and Liabilities — August 31, 2008

Assets	Large Cap	Large Cap Value	Mid Cap Index	Mid Cap Intersection
Investments in unaffiliated issuers, at value	$385,620,734	$727,005,427	$319,572,961	$236,823,666
Investments in affiliated issuers, at value (Note 2)	—	—	10,395,398	—
Securities loaned, at value (Note 2)	—	—	10,191,566	—
Repurchase agreements, at value (Note 2)	3,372,000	966,000	—	5,329,000
Total investments, at value	388,992,734	727,971,427	340,159,925	242,152,666
Cash	255	485	2,748	988
Cash collateral at broker for futures contracts	—	—	1,550,000	108,800
Receivable for fund shares sold	18,340	100,859	10,899	—
Dividends and interest receivable	902,442	1,923,680	337,962	174,448
Receivable for security lending income	1,269	5,080	3,388	—
Total assets	389,915,040	730,001,531	342,064,922	242,436,902

Liabilities
Payable for investments purchased	127,148	—	—	—
Payable upon return of securities loaned (Note 2)	—	—	10,395,398	—
Payable for futures variation margin	—	—	87,120	24,480
Payable to affiliates
Fund administration fees	7,378	9,284	7,012	6,389
Trustees’ fees	44	30	374	55
Investment management fees	—	—	2,160	—
Other payables and accrued expenses	44,879	64,090	53,738	38,882
Total liabilities	179,449	73,404	10,545,802	69,806

Net assets
Capital paid-in	$423,568,405	$768,278,654	$340,466,221	$292,735,443
Undistributed net investment income (loss)	3,378,128	5,196,212	2,040,126	100,165
Accumulated undistributed net realized gain (loss) on investments, futures contracts and foreign currency transactions	(10,032,743)	(45,976,966)	1,984,691	(50,565,487)
Net unrealized appreciation (depreciation) on investments and futures	(27,178,199)	2,430,227	(12,971,918)	96,975
Net assets	$389,735,591	$729,928,127	$331,519,120	$242,367,096
Investments in unaffiliated issuers, including repurchase agreements, at cost	$416,170,933	$725,541,200	$342,999,043	$242,069,113
Investments in affiliated issuers, at cost	—	—	$10,395,398	—

Net asset value per share
The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	$26,270,801	$108,671,148	—	—
Shares outstanding	1,918,282	4,942,415	—	—
Net asset value, offering price and redemption price per share	$13.69	$21.99	—	—

Class NAV
Net assets	$363,464,790	$621,256,979	$331,519,120	$242,367,096
Shares outstanding	26,530,998	28,197,057	18,045,155	28,312,467
Net asset value, offering price and redemption price per share	$13.70	$22.03	$18.37	$8.56

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Assets and Liabilities — August 31, 2008

Assets	Mid Cap Stock	Mid Cap Value	Mid Cap Value Equity	Natural Resources
Investments in unaffiliated issuers, at value	$661,065,452	$180,854,258	$89,376,165	$626,693,400
Investments in affiliated issuers, at value (Note 2)	15,511,884	9,605,482	2,258,091	19,246,496
Securities loaned, at value (Note 2)	15,207,729	9,417,139	2,213,815	18,819,581
Repurchase agreements, at value (Note 2)	49,900,000	7,980,000	—	23,100,000
Total investments, at value	741,685,065	207,856,879	93,848,071	687,859,477
Cash	3,408	20	50,716	70,745
Foreign currency, at value	24	—	—	627,951
Receivable for investments sold	696,827	920,579	—	—
Receivable for fund shares sold	11,932	5,724	7,024	85,276
Dividends and interest receivable	208,590	232,522	161,477	1,455,436
Receivable for security lending income	25,409	846	2,119	19,728
Total assets	742,631,255	209,016,570	94,069,407	690,118,613

Liabilities
Payable for investments purchased	—	—	1,176,361	—
Payable for fund shares repurchased	141,210	—	—	—
Payable upon return of securities loaned (Note 2)	15,511,884	9,605,482	2,258,091	19,246,496
Payable to affiliates
Fund administration fees	10,561	5,971	3,203	14,831
Trustees’ fees	43	48	—	154
Other payables and accrued expenses	76,802	43,744	54,487	98,433
Total liabilities	15,740,500	9,655,245	3,492,142	19,359,914

Net assets
Capital paid-in	$725,443,772	$234,998,088	$91,983,670	$468,222,072
Undistributed net investment income (loss)	(261)	1,803,782	435,483	2,421,592
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(40,012,066)	(19,282,962)	(178,992)	116,146,832
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	41,459,310	(18,157,583)	(1,662,896)	83,968,203
Net assets	$726,890,755	$199,361,325	$90,577,265	$670,758,699
Investments in unaffiliated issuers, including repurchase agreements, at cost	$684,713,311	$216,408,980	$93,252,919	$584,642,338
Investments in affiliated issuers, at cost	$15,511,884	$9,605,482	$2,258,091	$19,246,496
Foreign currency, at cost	$24	—	—	$629,750

Net asset value per share
The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	$378,984,324	$83,157,180	—	$171,086,817
Shares outstanding	22,428,426	5,038,487	—	4,866,941
Net asset value, offering price and redemption price per share	$16.90	$16.50	—	$35.15

Class NAV
Net assets	$347,906,431	$116,204,145	$90,577,265	$499,671,882
Shares outstanding	20,546,714	7,042,310	9,184,151	14,271,102
Net asset value, offering price and redemption price per share	$16.93	$16.50	$9.86	$35.01

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Assets and Liabilities — August 31, 2008

Assets	Optimized All Cap	Real Estate Equity	Real Estate Securities	Real Return Bond
Investments in unaffiliated issuers, at value	$5,078,725	$251,172,711	$109,938,266	$1,639,777,462
Investments in affiliated issuers, at value (Note 2)	25,611	9,536,714	1,082,669	—
Securities loaned, at value (Note 2)	25,109	9,349,720	1,061,440	—
Repurchase agreements, at value (Note 2)	—	3,709,000	1,410,000	13,442,000
Total investments, at value	5,129,445	273,768,145	113,492,375	1,653,219,462
Cash	49,082	136	14	239
Foreign currency, at value	—	—	—	4,208,531
Cash collateral at broker for futures contracts	—	—	—	5,315,000
Receivable for investments sold	2,967	—	1,201,868	453,528,615
Receivable for forward foreign currency exchange contracts (Note 2)	—	—	—	5,438,033
Receivable for fund shares sold	—	—	83,749	155,163
Dividends and interest receivable	12,896	602,840	123,199	9,881,667
Receivable for security lending income	423	1,692	846	—
Swap contracts, at value (Note 2)	—	—	—	6,929,603
Receivable due from adviser	1,823	—	—	—
Other assets	67	—	—	—
Total assets	5,196,703	274,372,813	114,902,051	2,138,676,313

Liabilities
Payable for investments purchased	3,603	—	1,182,459	957,313,660
Payable for forward foreign currency exchange contracts (Note 2)	—	—	—	1,868,194
Payable for fund shares repurchased	—	444,890	81,236	—
Payable upon return of securities loaned (Note 2)	25,611	9,536,714	1,082,669	—
Options written, at value (Note 2)	—	—	—	3,689,654
Investments sold short, at value (Note 2)	—	—	—	297,472,320
Payable for interest on securities sold short	—	—	—	1,169,898
Swap contracts, at value (Note 2)	—	—	—	11,540,906
Payable for futures variation margin	—	—	—	199,283
Payable to affiliates
Fund administration fees	1,321	4,491	2,571	17,128
Trustees’ fees	—	25	83	123
Other payables and accrued expenses	39,827	41,186	43,877	138,690
Total liabilities	70,362	10,027,306	2,392,895	1,273,409,856

Net assets
Capital paid-in	$5,752,381	$294,334,905	$108,090,123	$805,921,691
Undistributed net investment income (loss)	39,400	2,886,732	851,642	6,118,884
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options written, short sales, foreign currency transactions and swap agreements	(450,929)	(10,184,341)	(5,474,029)	64,970,985
Net unrealized appreciation (depreciation) on investments, futures, options written, short sales, swap agreements and translation of assets and liabilities in foreign currencies	(214,511)	(22,691,789)	9,041,420	(11,745,103)
Net assets	$5,126,341	$264,345,507	$112,509,156	$865,266,457
Investments in unaffiliated issuers, including repurchase agreements, at cost	$5,318,345	$286,923,220	$103,368,286	$1,663,578,341
Investments in affiliated issuers, at cost	$25,611	$9,536,714	$1,082,669	—
Foreign currency, at cost	—	—	—	$4,260,801
Proceeds received on short sales	—	—	—	$293,193,547
Premiums received on written options	—	—	—	$3,293,412
Net unamortized upfront payment on swaps	—	—	—	$952,241

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Assets and Liabilities — August 31, 2008

Net asset value per share	Optimized All Cap	Real Estate Equity	Real Estate Securities	Real Return Bond
The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class A
Net assets	$1,266,832	—	—	—
Shares outstanding	141,217	—	—	—
Net asset value and redemption price per share	$8.97	—	—	—

Class B1
Net assets	$1,248,409	—	—	—
Shares outstanding	140,131	—	—	—
Net asset value, offering price and redemption price per share	$8.91	—	—	—

Class C1
Net assets	$1,248,408	—	—	—
Shares outstanding	140,131	—	—	—
Net asset value, offering price and redemption price per share	$8.91	—	—	—

Class I
Net assets	$1,274,814	—	—	—
Shares outstanding	141,681	—	—	—
Net asset value, offering price and redemption price per share	$9.00	—	—	—

Class 1
Net assets	—	—	$112,509,156	$46,403,868
Shares outstanding	—	—	8,269,776	3,280,221
Net asset value, offering price and redemption price per share	—	—	$13.60	$14.15

Class NAV
Net assets	$87,878	$264,345,507	—	$818,862,589
Shares outstanding	9,764	31,039,640	—	58,346,911
Net asset value, offering price and redemption price per share	$9.00	$8.52	—	$14.03

Maximum Public Offering Price Per Share:
Class A (net asset value per share ÷ 95%)[2]	$9.44	—	—	—

1	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Assets and Liabilities — August 31, 2008

Assets	Small Cap	Small Cap Index	Small Cap Opportunities	Small Company
Investments in unaffiliated issuers, at value	$121,605,382	$112,608,713	$114,636,736	$61,664,190
Investments in affiliated issuers, at value (Note 2)	5,737,731	11,596,721	4,653,804	2,333,192
Securities loaned, at value (Note 2)	5,625,226	11,369,335	4,562,553	2,287,443
Repurchase agreements, at value (Note 2)	1,579,000	—	3,089,000	354,000
Total investments, at value	134,547,339	135,574,769	126,942,093	66,638,825
Cash	364	28,330	1,066	479
Cash collateral at broker for futures contracts	—	1,300,000	—	—
Receivable for investments sold	401,063	56,659	144,866	—
Receivable for fund shares sold	—	—	14,188	1,502
Dividends and interest receivable	24,848	101,366	65,251	24,619
Receivable for security lending income	56,250	32,185	32,185	5,080
Total assets	135,029,864	137,093,309	127,199,649	66,670,505

Liabilities
Payable for investments purchased	642,297	—	135,388	—
Payable for fund shares repurchased	350,876	—	—	—
Payable upon return of securities loaned (Note 2)	5,737,731	11,596,721	4,653,804	2,333,192
Payable for futures variation margin	—	58,650	—	—
Payable to affiliates
Fund administration fees	3,758	578	5,066	2,085
Trustees’ fees	58	—	150	30
Investment management fees	—	2,325	—	—
Other payables and accrued expenses	39,076	38,056	42,307	53,156
Total liabilities	6,773,796	11,696,330	4,836,715	2,388,463

Net assets
Capital paid-in	$133,649,907	$126,442,760	$134,283,241	$70,744,417
Undistributed net investment income (loss)	140,032	666,572	1,206,817	—
Accumulated undistributed net realized gain (loss) on investments, futures contracts and foreign currency transactions	(12,462,908)	(85,335)	(15,446,097)	(9,748,297)
Net unrealized appreciation (depreciation) on investments and futures	6,929,037	(1,627,018)	2,318,973	3,285,922
Net assets	$128,256,068	$125,396,979	$122,362,934	$64,282,042
Investments in unaffiliated issuers, including repurchase agreements, at cost	$121,880,571	$126,235,746	$119,969,316	$61,019,711
Investments in affiliated issuers, at cost	$5,737,731	$11,596,721	$4,653,804	$2,333,192

Net asset value per share
The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	$1,943,217	—	$25,413,443	$4,386,193
Shares outstanding	160,513	—	1,346,910	316,286
Net asset value, offering price and redemption price per share	$12.11	—	$18.87	$13.87

Class NAV
Net assets	$126,312,851	$125,396,979	$96,949,491	$59,895,849
Shares outstanding	10,405,433	9,674,261	5,160,043	4,308,816
Net asset value, offering price and redemption price per share	$12.14	$12.96	$18.79	$13.90

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Assets and Liabilities — August 31, 2008

Assets	Small Company Growth	Small Company Value	Spectrum Income	Strategic Bond
Investments in unaffiliated issuers, at value	$149,400,031	$520,228,229	$1,070,538,023	$521,743,140
Investments in affiliated issuers, at value (Note 2)	12,619,313	31,096,975	5,918,047	—
Securities loaned, at value (Note 2)	12,371,876	30,487,230	5,802,007	—
Repurchase agreements, at value (Note 2)	7,049,000	2,130,000	28,748,000	75,900,000
Total investments, at value	181,440,220	583,942,434	1,111,006,077	597,643,140
Cash	235	887	647	1,043,517
Foreign currency, at value	—	—	783,882	5,261,540
Receivable for investments sold	81,567	51,117	7,938,229	7,317,423
Receivable for forward foreign currency exchange contracts (Note 2)	—	—	1,110,120	—
Receivable for fund shares sold	—	245,978	—	49,476
Dividends and interest receivable	58,939	633,870	11,612,942	6,653,947
Receivable for security lending income	4,234	21,175	2,542	2,542
Swap contracts, at value (Note 2)	—	—	7,366	—
Receivable for futures variation margin	—	—	13,761	3,032,596
Other assets	42	—	—	—
Total assets	181,585,237	584,895,461	1,132,475,566	621,004,181

Liabilities
Payable for investments purchased	284,744	1,297,831	58,660,827	112,235,297
Payable for forward foreign currency exchange contracts (Note 2)	—	—	435,373	18,005
Payable for fund shares repurchased	—	655,678	1,794,320	—
Payable upon return of securities loaned (Note 2)	12,619,313	31,096,975	5,918,047	—
Options written, at value (Note 2)	—	—	—	840,991
Swap contracts, at value (Note 2)	—	—	58,759	—
Payable to affiliates
Fund administration fees	4,551	7,517	18,659	8,768
Trustees’ fees	24	44	113	52
Other payables and accrued expenses	38,521	51,778	269,547	106,169
Total liabilities	12,947,153	33,109,823	67,155,645	113,209,282

Net assets
Capital paid-in	$169,218,828	$497,437,156	$1,072,318,455	$568,103,185
Undistributed net investment income (loss)	—	1,527,971	14,174,697	4,216,645
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options written, foreign currency transactions and swap agreements	(10,617,941)	6,370,867	4,434,618	(9,535,539)
Net unrealized appreciation (depreciation) on investments, futures, options written, swap agreements and translation of assets and liabilities in foreign currencies	10,037,197	46,449,644	(25,607,849)	(54,989,392)
Net assets	$168,638,084	$551,785,638	$1,065,319,921	$507,794,899
Investments in unaffiliated issuers, including repurchase agreements, at cost	$158,783,710	$506,395,815	$1,131,265,812	$654,976,270
Investments in affiliated issuers, at cost	$12,619,313	$31,096,975	$5,918,047	—
Foreign currency, at cost	—	—	$794,715	$5,226,794
Premiums received on written options	—	—	—	$666,942

Net asset value per share
The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	—	$133,791,232	—	$38,240,512
Shares outstanding	—	5,370,969	—	3,651,652
Net asset value, offering price and redemption price per share	—	$24.91	—	$10.47

Class NAV
Net assets	$168,638,084	$417,994,406	$1,065,319,921	$469,554,387
Shares outstanding	14,117,688	16,794,761	105,544,992	44,938,216
Net asset value, offering price and redemption price per share	$11.95	$24.89	$10.09	$10.45

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Assets and Liabilities — August 31, 2008

Assets	Strategic Income	Total Bond Market	Total Return	U.S. Government Securities
Investments in unaffiliated issuers, at value	$450,423,513	$57,614,013	$2,271,014,681	$236,956,517
Repurchase agreements, at value (Note 2)	—	1,621,000	130,757,000	47,400,000
Total investments, at value	450,423,513	59,235,013	2,401,771,681	284,356,517
Cash	30,434	630	139	319,074
Foreign currency, at value	956,931	—	4,996,567	—
Cash collateral at broker for futures contracts	316,800	—	9,515,000	—
Receivable for investments sold	666,412	—	244,660,777	7,460,621
Receivable for forward foreign currency exchange contracts (Note 2)	9,752,599	—	6,636,698	—
Receivable for fund shares sold	5,750	—	67,591	—
Dividends and interest receivable	7,610,468	479,903	14,201,350	600,265
Receivable for security lending income	84	—	—	—
Swap contracts, at value (Note 2)	—	—	8,421,658	—
Receivable for futures variation margin	33,000	—	—	61,536
Receivable due from adviser	—	—	3,907	—
Total assets	469,795,991	59,715,546	2,690,275,368	292,798,013

Liabilities
Payable for investments purchased	3,419,238	—	667,757,722	92,493,043
Payable for forward foreign currency exchange contracts (Note 2)	2,880,436	—	3,700,692	—
Payable for fund shares repurchased	—	23,081	152,567	162,169
Options written, at value (Note 2)	7,926	—	5,545,899	—
Investments sold short, at value (Note 2)	—	—	159,547,379	—
Payable for interest on securities sold short	—	—	1,156,306	—
Swap contracts, at value (Note 2)	—	—	12,075,264	—
Payable for futures variation margin	—	—	186,783	—
Payable to affiliates
Fund administration fees	7,866	1,047	30,767	3,762
Trustees’ fees	47	7	175	24
Investment management fees	—	321	—	—
Other payables and accrued expenses	82,460	45,179	179,385	67,112
Total liabilities	6,397,973	69,635	850,332,939	92,726,110

Net assets
Capital paid-in	$463,969,656	$59,275,453	$1,797,961,119	$212,226,059
Undistributed net investment income (loss)	12,731,682	454,429	28,478,791	1,254,817
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options written, short sales, foreign currency transactions and swap agreements	(3,862,742)	(22,534)	51,752,952	5,932,102
Net unrealized appreciation (depreciation) on investments, futures, options written, short sales, swap agreements and translation of assets and liabilities in foreign currencies	(9,440,578)	(61,437)	(38,250,433)	(19,341,075)
Net assets	$463,398,018	$59,645,911	$1,839,942,429	$200,071,903
Investments in unaffiliated issuers, including repurchase agreements, at cost	$466,444,930	$59,296,450	$2,452,053,719	$303,780,158
Investments in affiliated issuers, at cost	—	—	—	—
Foreign currency, at cost	$987,358	—	$5,166,096	—
Proceeds received on short sales	—	—	$159,066,409	—
Premiums received on written options	$49,293	—	$8,499,252	—
Net unamortized upfront payment on swaps	—	—	5,530,685	—

Net asset value per share
The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	—	—	$159,757,911	$40,629,709
Shares outstanding	—	—	11,320,906	3,207,052
Net asset value, offering price and redemption price per share	—	—	$14.11	$12.67

Class NAV
Net assets	$463,398,018	$59,645,911	$1,680,184,518	$159,442,194
Shares outstanding	46,236,861	5,925,833	119,350,348	12,616,658
Net asset value, offering price and redemption price per share	$10.02	$10.07	$14.08	$12.64

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Assets and Liabilities — August 31, 2008

Assets	U.S. High Yield Bond	U.S. Multi Sector	Value	Value & Restructuring
Investments in unaffiliated issuers, at value	$504,111,121	$871,156,071	$25,809,295	$526,673,151
Investments in affiliated issuers, at value (Note 2)	1,261,159	346,637	—	13,202,930
Securities loaned, at value (Note 2)	1,236,430	339,840	—	12,944,049
Repurchase agreements, at value (Note 2)	15,884,000	29,693,000	—	30,461,000
Total investments, at value	522,492,710	901,535,548	25,809,295	583,281,130
Cash	647	324	66,061	225
Foreign currency, at value	—	—	—	3,632
Cash collateral at broker for futures contracts	—	1,224,000	—	—
Receivable for investments sold	3,668,503	—	—	28,341
Receivable for fund shares sold	6,896	—	17,781	—
Dividends and interest receivable	10,228,903	2,783,623	53,931	1,024,075
Receivable for security lending income	22,666	16,094	—	3,388
Receivable due from adviser	—	—	5,728	—
Total assets	536,420,325	905,559,589	25,952,796	584,340,791

Liabilities
Payable for investments purchased	5,547,569	—	25,788	2,636,870
Payable for fund shares repurchased	297,932	383,767	—	231,989
Payable upon return of securities loaned (Note 2)	1,261,159	346,637	—	13,202,930
Payable for futures variation margin	—	227,075	—	—
Payable to affiliates
Fund administration fees	5,892	31,570	197	7,613
Trustees’ fees	28	297	—	22
Other payables and accrued expenses	67,605	88,663	43,875	64,702
Total liabilities	7,180,185	1,078,009	69,860	16,144,126

Net assets
Capital paid-in	$562,928,857	$977,659,730	$27,905,228	$539,551,456
Undistributed net investment income (loss)	6,381,964	11,000,977	123,620	3,347,033
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options written and foreign currency transactions	(13,239,274)	(100,596,127)	(2,317,908)	(32,456,537)
Net unrealized appreciation (depreciation) on investments, futures, options written and translation of assets and liabilities in foreign currencies	(26,831,407)	16,417,000	171,996	57,754,713
Net assets	$529,240,140	$904,481,580	$25,882,936	$568,196,665
Investments in unaffiliated issuers, including repurchase agreements, at cost	$548,062,958	$885,160,108	$25,637,299	$512,323,921
Investments in affiliated issuers, at cost	$1,261,159	$346,637	—	$13,202,930
Foreign currency, at cost	—	—	—	$3,616

Net asset value per share
The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	$5,772,007	—	—	—
Shares outstanding	477,407	—	—	—
Net asset value, offering price and redemption price per share	$12.09	—	—	—

Class NAV
Net assets	$523,468,133	$904,481,580	$25,882,936	$568,196,665
Shares outstanding	43,313,236	93,758,129	2,715,926	47,408,986
Net asset value, offering price and redemption price per share	$12.09	$9.65	$9.53	$11.98

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Assets and Liabilities — August 31, 2008

Assets	Vista
Investments in unaffiliated issuers, at value	$111,441,703
Investments in affiliated issuers, at value (Note 2)	1,507,413
Securities loaned, at value (Note 2)	1,477,856
Repurchase agreements, at value (Note 2)	3,065,000
Total investments, at value	117,491,972
Cash	388
Receivable for investments sold	3,681,896
Receivable for forward foreign currency exchange contracts (Note 2)	2,935
Dividends and interest receivable	31,272
Receivable for security lending income	846
Total assets	121,209,309

Liabilities
Payable for investments purchased	5,835,044
Payable for forward foreign currency exchange contracts (Note 2)	1,969
Payable upon return of securities loaned (Note 2)	1,507,413
Payable to affiliates
Fund administration fees	3,845
Trustees’ fees	39
Other payables and accrued expenses	49,297
Total liabilities	7,397,607

Net assets
Capital paid-in	$81,116,242
Undistributed net investment income (loss)	(367)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	13,250,362
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	19,445,465
Net assets	$113,811,702
Investments in unaffiliated issuers, including repurchase agreements, at cost	$96,539,566
Investments in affiliated issuers, at cost	$1,507,413

Net asset value per share
The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class NAV
Net assets	$113,811,702
Shares outstanding	9,070,101
Net asset value, offering price and redemption price per share	$12.55

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Operations — August 31, 2008

Investment income	Absolute Return	Active Bond	All Cap Core	All Cap Growth
Interest	$11,301	$33,372,675	$1,878,012	$154,478
Dividends	75,036	83,529	10,696,663	1,100,915
Securities lending	—	—	48,388	16,269
Income from affiliated issuers	—	—	10,935	3,345
Income distributions received from affiliated underlying funds	111,996	—	—	—
Less foreign taxes withheld	—	(1,289)	—	(5,988)
Total investment income	198,333	33,454,915	12,633,998	1,269,019

Expenses
Investment management fees (Note 4)	9,641	3,530,950	4,972,356	1,109,549
Class A distribution and service fees (Note 4)	4,264	—	—	—
Class B distribution and service fees (Note 4)	14,049	—	—	—
Class C distribution and service fees (Note 4)	14,049	—	—	—
Class 1 distribution and service fees (Note 4)	718	17,434	—	15,535
Fund administration fees (Note 4)	1,130	87,025	93,684	18,881
Audit and legal fees	34,092	51,596	41,004	33,190
Custodian fees	10,829	249,072	74,057	43,093
Trustees’ fees (Note 5)	60	5,808	6,417	1,392
Registration and filing fees	7,410	11,980	25,947	4,263
Miscellaneous	21	8,036	3,716	689
Total expenses	96,263	3,961,901	5,217,181	1,226,592
Less: expense reductions (Note 4)	(50,708)	—	—	—
Net expenses	45,555	3,961,901	5,217,181	1,226,592
Net investment income (loss)	152,778	29,493,014	7,416,817	42,427

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(18,031)	6,257,046	(58,257,426)	1,581,672
Investments in affiliated underlying funds	(37,412)	—	—	—
Capital gain distributions received from affiliated underlying funds	167,638	—	—	—
Futures contracts	(21,795)	—	(7,987,455)	—
Options written	4,394	—	—	—
Swap contracts	—	(401,240)	—	—
Foreign currency transactions	—	(8,431)	—	(1,401)
	94,794	5,847,375	(66,244,881)	1,580,271
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(154,655)	(31,836,395)	(18,520,718)	(20,345,063)
Investments in affiliated underlying funds	(313,391)	—	—	—
Futures contracts	—	—	772,549	—
Swap contracts	—	51,187	—	—
Translation of assets and liabilities in foreign currencies	—	(11,953)	—	(1,550)
	(468,046)	(31,797,161)	(17,748,169)	(20,346,613)
Net realized and unrealized gain (loss)	(373,252)	(25,949,786)	(83,993,050)	(18,766,342)

Increase (decrease) in net assets from operations	($220,474)	$3,543,228	($76,576,233)	($18,723,915)

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Operations — August 31, 2008

Investment income	All Cap Value	American Diversified Growth & Income[1]	American Fundamental Holdings[1]	American Global Diversification[1]
Interest	$100,291	—	—	—
Dividends	1,527,611	$2,494	$3,791	$3,265
Securities lending	16,269	—	—	—
Income from affiliated issuers	3,345	—	—	—
Less foreign taxes withheld	(6,365)	—	—	—
Total investment income	1,641,151	2,494	3,791	3,265

Expenses
Investment management fees (Note 4)	817,965	74	74	72
Class 1 distribution and service fees (Note 4)	12,680	81	81	80
Fund administration fees (Note 4)	12,914	41	41	41
Audit and legal fees	32,777	23,362	23,362	23,362
Custodian fees	20,478	2,066	2,066	2,066
Trustees’ fees (Note 5)	1,227	4	4	4
Registration and filing fees	3,545	15	15	15
Miscellaneous	651	—	—	—
Total expenses	902,237	25,643	25,643	25,640
Less: expense reductions (Note 4)	—	(25,511)	(25,511)	(25,509)
Net expenses	902,237	132	132	131
Net investment income (loss)	738,914	2,362	3,659	3,134

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	3,762,451	(36)	(40)	(51)
	3,762,451	(36)	(40)	(51)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(9,162,486)	(27,310)	(25,733)	(52,309)
	(9,162,486)	(27,310)	(25,733)	(52,309)
Net realized and unrealized gain (loss)	(5,400,035)	(27,346)	(25,773)	(52,360)

Increase (decrease) in net assets from operations	($4,661,121)	($24,984)	($22,114)	($49,226)

1	Period from 7-1-08 (commencement of operations) to 8-31-08.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Operations — August 31, 2008

Investment income	Blue Chip Growth	Capital Appreciation	Core Bond	Core Equity
Interest	$722,119	$654,814	$14,635,004	$822,336
Dividends	20,870,815	9,487,041	—	11,284,489
Securities lending	433,881	976,231	—	—
Income from affiliated issuers	89,186	200,669	—	—
Less foreign taxes withheld	(324,948)	(245,402)	(1,964)	—
Total investment income	21,791,053	11,073,353	14,633,040	12,106,825

Expenses
Investment management fees (Note 4)	15,922,509	6,852,945	1,771,578	6,478,680
Class 1 distribution and service fees (Note 4)	99,821	32,603	1,704	5,570
Fund administration fees (Note 4)	290,267	139,166	41,100	127,297
Audit and legal fees	56,456	42,673	46,344	43,169
Custodian fees	228,728	89,117	206,738	124,511
Trustees’ fees (Note 5)	19,842	9,323	2,805	8,693
Registration and filing fees	45,144	33,203	6,995	21,843
Miscellaneous	12,445	3,976	6,725	4,460
Total expenses	16,675,212	7,203,006	2,083,989	6,814,223
Less: expense reductions (Note 4)	(618,574)	—	—	—
Net expenses	16,056,638	7,203,006	2,083,989	6,814,223
Net investment income (loss)	5,734,415	3,870,347	12,549,051	5,292,602

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(86,646,479)	(93,206,761)	3,571,383	(94,875,437)
Foreign currency transactions	(93,751)	30	—	—
	(86,740,230)	(93,206,731)	3,571,383	(94,875,437)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(78,708,287)	17,409,819	(1,700,465)	(219,063,955)
Translation of assets and liabilities in foreign currencies	(7,216)	(1)	—	—
	(78,715,503)	17,409,818	(1,700,465)	(219,063,955)
Net realized and unrealized gain (loss)	(165,455,733)	(75,796,913)	1,870,918	(313,939,392)

Increase (decrease) in net assets from operations	($159,721,318)	($71,926,566)	$14,419,969	($308,646,790)

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Operations — August 31, 2008

Investment income	Emerging Growth	Emerging Markets Value	Emerging Small Company	Equity-Income
Interest	$280,251	$82,167	$102,621	$1,769,985
Dividends	188,968	18,090,189	356,967	25,192,088
Securities lending	3,256,569	—	108,469	553,700
Income from affiliated issuers	697,693	—	22,296	119,661
Less foreign taxes withheld	—	(1,530,055)	(5,168)	(97,867)
Total investment income	4,423,481	16,642,301	585,185	27,537,567

Expenses
Investment management fees (Note 4)	1,297,691	4,970,042	636,460	7,549,328
Class 1 distribution and service fees (Note 4)	53,319	—	21,342	92,783
Fund administration fees (Note 4)	25,019	76,729	9,402	138,652
Audit and legal fees	32,420	41,891	36,092	44,183
Custodian fees	17,345	508,673	20,481	120,933
Trustees’ fees (Note 5)	1,681	4,872	640	9,525
Registration and filing fees	2,273	19,080	3,589	21,049
Miscellaneous	6,590	14,747	305	5,718
Total expenses	1,436,338	5,636,034	728,311	7,982,171
Less: expense reductions (Note 4)	—	—	(7,037)	(294,297)
Net expenses	1,436,338	5,636,034	721,274	7,687,874
Net investment income (loss)	2,987,143	11,006,267	(136,089)	19,849,693

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(25,059,753)	13,473,532 [1]	(9,063,473)	72,574,760
Options written	(101,389)	—	—	—
Foreign currency transactions	—	(34,266)	7,468	(5,209)
	(25,161,142)	13,439,266	(9,056,005)	72,569,551
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(13,705,851)	(106,321,576)[2]	(926,544)	(208,591,986)
Options written	3,540	—	—	—
Translation of assets and liabilities in foreign currencies	—	(33,436)	(118)	(7,198)
	(13,702,311)	(106,355,012)	(926,662)	(208,599,184)
Net realized and unrealized gain (loss)	(38,863,453)	(92,915,746)	(9,982,667)	(136,029,633)

Increase (decrease) in net assets from operations	($35,876,310)	($81,909,479)	($10,118,756)	($116,179,940)

1	Net of India foreign taxes of $2,737.
2	Net of $96,306 decrease in deferred India foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Operations — August 31, 2008

Investment income	Fundamental Value	Global Bond	Global Real Estate	High Income
Interest	$1,990,305	$40,865,314	$357,745	$38,744,896
Dividends	20,074,274	27,563	16,406,085	691,067
Securities lending	539,978	—	206,094	21,850
Income from affiliated issuers	130,608	—	38,483	5,089
Less foreign taxes withheld	(137,221)	(19,995)	(1,181,777)	—
Total investment income	22,597,944	40,872,882	15,826,630	39,462,902

Expenses
Investment management fees (Note 4)	9,894,378	5,512,295	4,872,428	2,782,139
Class 1 distribution and service fees (Note 4)	40,387	31,493	—	—
Fund administration fees (Note 4)	185,288	121,689	74,228	59,896
Audit and legal fees	46,779	100,664	45,016	48,949
Custodian fees	243,051	723,205	564,224	57,656
Trustees’ fees (Note 5)	12,508	8,400	5,215	4,187
Registration and filing fees	45,367	12,737	24,129	17,911
Miscellaneous	8,751	29,844	8,314	5,141
Total expenses	10,476,509	6,540,327	5,593,554	2,975,879
Net investment income (loss)	12,121,435	34,332,555	10,233,076	36,487,023

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(21,355,215)	30,324,232	(54,746,176)	(1,047,467)
Futures contracts	—	4,776,531	—	—
Options written	—	(15,890,945)	—	—
Short sales	—	(4,820,314)	—	—
Swap contracts	—	41,797,745	—	—
Foreign currency transactions	(227,883)	43,391,707	(5,996,015)	1,438,341
	(21,583,098)	99,578,956	(60,742,191)	390,874
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(157,894,917)	(41,319,695)	(90,482,901)	(103,697,063)
Futures contracts	—	(5,481,247)	—	—
Options written	—	217,305	—	—
Short sales	—	420,100	—	—
Swap contracts	—	(3,629,767)	—	—
Translation of assets and liabilities in foreign currencies	(1,249)	(9,164,684)	1,974,552	281,865
	(157,896,166)	(58,957,988)	(88,508,349)	(103,415,198)
Net realized and unrealized gain (loss)	(179,479,264)	40,620,968	(149,250,540)	(103,024,324)

Increase (decrease) in net assets from operations	($167,357,829)	$74,953,523	($139,017,464)	($66,537,301)

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Operations — August 31, 2008

Investment income	High Yield	Index 500	International Equity Index		International Opportunities
Interest	$151,833,036	$944,862	$281,680		$1,355,635
Dividends	519,144	11,000,856	16,032,402		19,430,343
Securities lending	2,222,503	—	349,273		540,962
Income from affiliated issuers	492,754	—	75,480		115,026
Less foreign taxes withheld	(113,137)	(377)	(1,324,306)		(1,469,226)
Total investment income	154,954,300	11,945,341	15,414,529		19,972,740

Expenses
Investment management fees (Note 4)	10,451,277	2,499,149	2,532,732		7,276,584
Class 1 distribution and service fees (Note 4)	22,986	—	—		16,705
Fund administration fees (Note 4)	236,773	68,884	69,986		124,109
Audit and legal fees	73,299	35,032	40,146		45,052
Custodian fees	392,747	11,951	10,682		834,609
Trustees’ fees (Note 5)	16,037	4,495	4,778		8,374
Registration and filing fees	26,971	41,266	17,206		23,737
Miscellaneous	12,318	7,289	9,202		5,750
Total expenses	11,232,408	2,668,066	2,684,732		8,334,920
Net investment income (loss)	143,721,892	9,277,275	12,729,797		11,637,820

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(51,868,691)	(815,268)	5,155,871		(18,244,025)
Futures contracts	—	(1,897,764)	(3,554,178)		—
Options written	71,250	—	—		—
Foreign currency transactions	2,502,497	67	210,220		(1,100,634)
	(49,294,944)	(2,712,965)	1,811,913		(19,344,659)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(132,446,174)	(88,141,586)	(82,393,414	) [1]	(91,699,759)
Futures contracts	—	139,484	(352,801)		—
Translation of assets and liabilities in foreign currencies	87,423	—	(458,289)		(58,131)
	(132,358,751)	(88,002,102)	(83,204,504)		(91,757,890)
Net realized and unrealized gain (loss)	(181,653,695)	(90,715,067)	(81,392,591)		(111,102,549)

Increase (decrease) in net assets from operations	($37,931,803)	($81,437,792)	($68,662,794)		($99,464,729)

1	Net of $4,189 increase in deferred India foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Operations — August 31, 2008

Investment income	International Small Cap	International Small Company	International Value	Investment Quality Bond
Interest	$909,243	$96,158	$2,046,282	$10,101,791
Dividends	12,572,632	8,867,114	62,911,105	—
Securities lending	478	83,742	1,235,781	—
Income from affiliated issuers	2,611	19,026	280,974	—
Less foreign taxes withheld	(1,171,852)	(592,080)	(5,971,215)	(7,775)
Total investment income	12,313,112	8,473,960	60,502,927	10,094,016

Expenses
Investment management fees (Note 4)	3,923,630	2,944,178	12,562,507	1,107,626
Class 1 distribution and service fees (Note 4)	30,684	—	197,988	24,811
Fund administration fees (Note 4)	64,180	42,850	231,282	27,262
Audit and legal fees	41,173	44,027	56,976	45,556
Custodian fees	744,050	309,169	1,590,228	139,789
Trustees’ fees (Note 5)	4,642	3,003	15,876	1,858
Registration and filing fees	9,216	16,944	40,950	5,990
Miscellaneous	11,296	3,581	14,455	2,070
Total expenses	4,828,871	3,363,752	14,710,262	1,354,962
Less: expense reductions (Note 4)	—	—	(178,792)	—
Net expenses	4,828,871	3,363,752	14,531,470	1,354,962
Net investment income (loss)	7,484,241	5,110,208	45,971,457	8,739,054

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	32,277,710	9,443,987 [1]	40,919,014	(1,563,980)
Futures contracts	—	—	—	1,214,186
Bond forward contracts	—	—	—	566,271
Foreign currency transactions	237,395	(35,918)	(1,724,158)	466,580
	32,515,105	9,408,069	39,194,856	683,057
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(145,908,061)	(94,354,073)[2]	(356,253,452)	(1,962,729)
Futures contracts	—	—	—	(10,501)
Bond forward contracts	—	—	—	65,378
Swap contracts	—	—	—	(3,597)
Translation of assets and liabilities in foreign currencies	(274,309)	(25,859)	(530,881)	180,611
	(146,182,370)	(94,379,932)	(356,784,333)	(1,730,838)
Net realized and unrealized gain (loss)	(113,667,265)	(84,971,863)	(317,589,477)	(1,047,781)

Increase (decrease) in net assets from operations	($106,183,024)	($79,861,655)	($271,618,020)	$7,691,273

1	Net of India foreign taxes of $1,435.
2	Net of $24,563 decrease in deferred India foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Operations — August 31, 2008

Investment income	Large Cap	Large Cap Value	Mid Cap Index	Mid Cap Intersection
Interest	$192,849	$100,985	$504,405	$186,189
Dividends	7,536,843	12,116,242	4,271,913	2,768,735
Securities lending	16,269	65,080	331,683	—
Income from affiliated issuers	3,345	13,378	77,190	—
Less foreign taxes withheld	—	—	—	(1,400)
Total investment income	7,749,306	12,295,685	5,185,191	2,953,524

Expenses
Investment management fees (Note 4)	2,733,121	4,940,926	1,714,425	2,695,053
Class 1 distribution and service fees (Note 4)	13,694	59,948	—	—
Fund administration fees (Note 4)	58,892	83,203	45,151	47,265
Audit and legal fees	36,995	25,105	21,024	35,023
Custodian fees	48,779	43,012	4,743	33,792
Trustees’ fees (Note 5)	3,781	6,198	4,177	3,296
Registration and filing fees	10,709	9,431	—	12,018
Miscellaneous	1,941	11,524	6,704	1,836
Total expenses	2,907,912	5,179,347	1,796,224	2,828,283
Net investment income (loss)	4,841,394	7,116,338	3,388,967	125,241

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(6,228,049)	(45,727,621)	9,210,580	(45,628,616)
Futures contracts	—	—	(2,110,680)	265,714
Foreign currency transactions	—	—	—	160
	(6,228,049)	(45,727,621)	7,099,900	(45,362,742)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(47,381,165)	(47,559,985)	(32,738,182)	10,722,807
Futures contracts	—	—	1,277,882	13,422
	(47,381,165)	(47,559,985)	(31,460,300)	10,736,229
Net realized and unrealized gain (loss)	(53,609,214)	(93,287,606)	(24,360,400)	(34,626,513)

Increase (decrease) in net assets from operations	($48,767,820)	($86,171,268)	($20,971,433)	($34,501,272)

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Operations — August 31, 2008

Investment income	Mid Cap Stock	Mid Cap Value	Mid Cap Value Equity	Natural Resources
Interest	$1,137,525	$242,002	$85,250	$839,602
Dividends	3,881,638	4,327,444	1,876,724	11,293,364
Securities lending	325,409	233,706	64,858	352,033
Income from affiliated issuers	66,890	54,679	14,196	72,794
Less foreign taxes withheld	(36,565)	(83)	(10,780)	(741,627)
Total investment income	5,374,897	4,857,748	2,030,248	11,816,166

Expenses
Investment management fees (Note 4)	5,652,046	2,118,948	1,065,050	7,794,620
Class 1 distribution and service fees (Note 4)	153,196	47,957	—	81,226
Fund administration fees (Note 4)	99,056	39,391	19,460	116,952
Audit and legal fees	40,124	35,313	33,220	43,481
Custodian fees	159,069	57,482	55,234	235,899
Trustees’ fees (Note 5)	6,647	2,556	1,575	8,225
Registration and filing fees	23,634	5,757	6,915	12,306
Miscellaneous	3,245	1,510	4,927	8,751
Total expenses	6,137,017	2,308,914	1,186,381	8,301,460
Net investment income (loss)	(762,120)	2,548,834	843,867	3,514,706

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(28,081,137)	(13,517,826)	1,348,038	159,686,102
Foreign currency transactions	32,076	—	(538)	78,895
	(28,049,061)	(13,517,826)	1,347,500	159,764,997
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(23,480,557)	(36,145,957)	(15,636,960)	(84,031,804)
Translation of assets and liabilities in foreign currencies	(706)	—	71	(124)
	(23,481,263)	(36,145,957)	(15,636,889)	(84,031,928)
Net realized and unrealized gain (loss)	(51,530,324)	(49,663,783)	(14,289,389)	75,733,069

Increase (decrease) in net assets from operations	($52,292,444)	($47,114,949)	($13,445,522)	$79,247,775

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Operations — August 31, 2008

Investment income	Optimized All Cap	Real Estate Equity	Real Estate Securities	Real Return Bond
Interest	$763	$494,448	$15,950	$47,271,081
Dividends	111,537	6,966,449	3,637,268	51,868
Securities lending	8,052	178,867	10,846	—
Income from affiliated issuers	1,718	38,929	2,230	—
Less foreign taxes withheld	(1,857)	(22,114)	(738)	—
Total investment income	120,213	7,656,579	3,665,556	47,322,949

Expenses
Investment management fees (Note 4)	38,651	2,149,044	854,898	6,319,183
Class A distribution and service fees (Note 4)	4,172	—	—	—
Class B distribution and service fees (Note 4)	13,755	—	—	—
Class C distribution and service fees (Note 4)	13,755	—	—	—
Class 1 distribution and service fees (Note 4)	—	—	61,064	15,971
Fund administration fees (Note 4)	992	35,914	16,949	141,322
Audit and legal fees	33,778	37,673	38,108	90,660
Custodian fees	20,167	26,111	23,917	345,524
Trustees’ fees (Note 5)	63	2,653	1,144	9,485
Registration and filing fees	2,574	10,915	—	47,961
Interest expense on securities sold short	—	—	—	5,733
Miscellaneous	29	2,905	3,131	45,112
Total expenses	127,936	2,265,215	999,211	7,020,951
Less: expense reductions (Note 4)	(51,790)	(90,311)	—	—
Net expenses	76,146	2,174,904	999,211	7,020,951
Net investment income (loss)	44,067	5,481,675	2,666,345	40,301,998

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(418,768)	(7,289,028)	(4,086,997)	85,776,109
Futures contracts	—	—	—	(2,388,979)
Options written	—	—	—	1,713,224
Short sales	—	—	—	(28,475)
Swap contracts	—	—	—	2,945,960
Foreign currency transactions	14	(9,962)	—	83,164
	(418,754)	(7,298,990)	(4,086,997)	88,101,003
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(560,552)	(24,348,780)	(9,670,435)	(8,836,519)
Futures contracts	—	—	—	5,959,296
Options written	—	—	—	(467,906)
Short sales	—	—	—	(4,253,952)
Swap contracts	—	—	—	(4,503,736)
Translation of assets and liabilities in foreign currencies	—	—	—	5,264,350
	(560,552)	(24,348,780)	(9,670,435)	(6,838,467)
Net realized and unrealized gain (loss)	(979,306)	(31,647,770)	(13,757,432)	81,262,536

Increase (decrease) in net assets from operations	($935,239)	($26,166,095)	($11,091,087)	$121,564,534

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Operations — August 31, 2008

Investment income	Small Cap	Small Cap Index	Small Cap Opportunities	Small Company
Interest	$144,205	$238,287	$159,203	$19,547
Dividends	499,408	957,596	3,956,630	655,531
Securities lending	868,500	412,185	543,958	171,203
Income from affiliated issuers	182,090	84,727	116,094	38,585
Less foreign taxes withheld	—	(341)	(3,341)	(2,641)
Total investment income	1,694,203	1,692,454	4,772,544	882,225

Expenses
Investment management fees (Note 4)	1,297,690	420,606	1,737,400	858,202
Class 1 distribution and service fees (Note 4)	655	—	14,772	2,292
Fund administration fees (Note 4)	22,682	10,963	27,934	12,772
Audit and legal fees	37,515	32,471	36,610	32,571
Custodian fees	25,978	12,995	25,977	116,682
Trustees’ fees (Note 5)	1,833	869	2,089	892
Registration and filing fees	20,219	4,970	5,716	2,990
Miscellaneous	1,416	3,766	9,604	591
Total expenses	1,407,988	486,640	1,860,102	1,026,992
Net investment income (loss)	286,215	1,205,814	2,912,442	(144,767)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(5,431,546)	378,834	(13,535,624)	(9,148,903)
Futures contracts	804,516	167,129	(1,556,544)	(50,208)
Foreign currency transactions	—	(71)	6,218	—
	(4,627,030)	545,892	(15,085,950)	(9,199,111)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(17,037,854)	(5,867,676)	(24,787,124)	(2,470,361)
Futures contracts	—	573,424	—	—
	(17,037,854)	(5,294,252)	(24,787,124)	(2,470,361)
Net realized and unrealized gain (loss)	(21,664,884)	(4,748,360)	(39,873,074)	(11,669,472)

Increase (decrease) in net assets from operations	($21,378,669)	($3,542,546)	($36,960,632)	($11,814,239)

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Operations — August 31, 2008

Investment income	Small Company Growth	Small Company Value	Spectrum Income	Strategic Bond
Interest	$148,528	$688,868	$52,097,540	$35,022,564
Dividends	604,609	5,940,721	4,844,852	358,956
Securities lending	291,265	797,760	96,490	32,542
Income from affiliated issuers	65,708	181,327	21,128	6,689
Less foreign taxes withheld	—	—	(123,543)	(48,849)
Total investment income	1,110,110	7,608,676	56,936,467	35,371,902

Expenses
Investment management fees (Note 4)	2,046,656	4,885,499	7,662,934	3,313,938
Class 1 distribution and service fees (Note 4)	—	64,737	—	21,093
Fund administration fees (Note 4)	31,751	68,891	154,324	73,433
Audit and legal fees	35,016	38,437	76,945	56,825
Custodian fees	40,281	70,028	1,015,537	262,156
Trustees’ fees (Note 5)	1,936	4,731	10,539	4,911
Registration and filing fees	9,208	20,238	24,733	11,540
Miscellaneous	1,096	3,750	16,258	884
Total expenses	2,165,944	5,156,311	8,961,270	3,744,780
Less: expense reductions (Note 4)	—	(240,630)	(261,828)	—
Net expenses	2,165,944	4,915,681	8,699,442	3,744,780
Net investment income (loss)	(1,055,834)	2,692,995	48,237,025	31,627,122

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(9,465,233)	12,998,479	7,178,222	(1,227,498)
Futures contracts	—	—	187,031	(12,684,781)
Options written	—	—	15,245	6,461,940
Swap contracts	—	—	17,632	—
Foreign currency transactions	—	—	6,825,081	39,211
	(9,465,233)	12,998,479	14,223,211	(7,411,128)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(4,348,417)	(10,448,671)	(43,648,400)	(48,102,422)
Futures contracts	—	—	(16,591)	4,119,147
Options written	—	—	—	406,578
Swap contracts	—	—	(47,557)	—
Translation of assets and liabilities in foreign currencies	—	—	927,131	88,593
	(4,348,417)	(10,448,671)	(42,785,417)	(43,488,104)
Net realized and unrealized gain (loss)	(13,813,650)	2,549,808	(28,562,206)	(50,899,232)

Increase (decrease) in net assets from operations	($14,869,484)	$5,242,803	$19,674,819	($19,272,110)

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Operations — August 31, 2008

Investment income	Strategic Income	Total Bond Market	Total Return	U.S. Government Securities
Interest	$30,506,499	$2,845,021	$92,031,671	$9,198,977
Dividends	19,745	—	8,234	48,020
Securities lending	1,084	—	—	—
Income from affiliated issuers	223	—	—	—
Less foreign taxes withheld	(10,824)	—	(4,510)	—
Total investment income	30,516,727	2,845,021	92,035,395	9,246,997

Expenses
Investment management fees (Note 4)	3,099,402	271,761	12,479,999	1,227,948
Class 1 distribution and service fees (Note 4)	—	—	72,192	21,872
Fund administration fees (Note 4)	66,397	8,261	264,728	29,444
Audit and legal fees	49,773	42,508	101,165	51,028
Custodian fees	177,325	11,458	474,920	111,956
Trustees’ fees (Note 5)	4,548	576	17,779	2,051
Registration and filing fees	14,343	2,260	34,442	4,869
Miscellaneous	6,779	1,950	16,397	6,088
Total expenses	3,418,567	338,774	13,461,622	1,455,256
Less: expense reductions (Note 4)	—	(23,742)	(86,371)	—
Net expenses	3,418,567	315,032	13,375,251	1,455,256
Net investment income (loss)	27,098,160	2,529,989	78,660,144	7,791,741

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(1,891,915)	298,341	35,961,683	4,624,239
Futures contracts	75,651	—	33,474,636	2,426,233
Options written	587,843	—	(12,381,672)	468,116
Short sales	—	—	(1,272,534)	—
Swap contracts	—	—	18,246,124	—
Foreign currency transactions	1,465,186	—	15,419,596	—
	236,765	298,341	89,447,833	7,518,588
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(17,788,700)	158,580	(47,092,754)	(18,071,418)
Futures contracts	(129,592)	—	8,917,900	164,008
Options written	(23,635)	—	5,202,258	—
Short sales	—	—	559,825	—
Swap contracts	—	—	(11,546,798)	—
Translation of assets and liabilities in foreign currencies	5,961,089	—	1,372,011	—
	(11,980,838)	158,580	(42,587,558)	(17,907,410)
Net realized and unrealized gain (loss)	(11,744,073)	456,921	46,860,275	(10,388,822)

Increase (decrease) in net assets from operations	$15,354,087	$2,986,910	$125,520,419	($2,597,081)

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Operations — August 31, 2008

Investment income	U.S. High Yield Bond	U.S. Multi Sector	Value	Value & Restructuring
Interest	$36,755,512	$1,754,690	$28,403	$279,838
Dividends	—	26,145,159	304,343	8,829,532
Securities lending	273,666	206,094	—	448,548
Income from affiliated issuers	60,646	42,364	—	103,837
Less foreign taxes withheld	—	—	—	(120,549)
Total investment income	37,089,824	28,148,307	332,746	9,541,206

Expenses
Investment management fees (Note 4)	3,262,940	10,421,973	138,283	3,957,509
Class 1 distribution and service fees (Note 4)	2,495	—	—	—
Fund administration fees (Note 4)	63,798	216,549	2,550	69,980
Audit and legal fees	48,615	57,476	31,365	49,753
Custodian fees	83,763	218,718	25,719	60,246
Trustees’ fees (Note 5)	4,334	15,178	150	4,776
Registration and filing fees	14,417	25,003	4,294	20,998
Miscellaneous	2,165	8,473	107	3,157
Total expenses	3,482,527	10,963,370	202,468	4,166,419
Less: expense reductions (Note 4)	—	—	(17,472)	—
Net expenses	3,482,527	10,963,370	184,996	4,166,419
Net investment income (loss)	33,607,297	17,184,937	147,750	5,374,787

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(12,338,501)	(93,135,683)	(1,900,897)	(30,800,276)
Futures contracts	—	(2,635,481)	—	—
Options written	—	—	—	69,175
Foreign currency transactions	—	—	—	(21,477)
	(12,338,501)	(95,771,164)	(1,900,897)	(30,752,578)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(17,383,730)	(71,690,705)	(26,909)	(3,961,403)
Futures contracts	—	700,585	—	—
Options written	—	—	—	13,625
Translation of assets and liabilities in foreign currencies	—	—	—	(437)
	(17,383,730)	(70,990,120)	(26,909)	(3,948,215)
Net realized and unrealized gain (loss)	(29,722,231)	(166,761,284)	(1,927,806)	(34,700,793)

Increase (decrease) in net assets from operations	$3,885,066	($149,576,347)	($1,780,056)	($29,326,006)

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Operations — August 31, 2008

Investment income	Vista
Interest	$106,200
Dividends	484,571
Securities lending	98,376
Income from affiliated issuers	20,842
Less foreign taxes withheld	(11,120)
Total investment income	698,869

Expenses
Investment management fees (Note 4)	1,359,705
Fund administration fees (Note 4)	24,277
Audit and legal fees	33,754
Custodian fees	72,935
Trustees’ fees (Note 5)	1,639
Registration and filing fees	7,544
Miscellaneous	2,146
Total expenses	1,502,000
Net investment income (loss)	(803,131)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	20,046,658
Foreign currency transactions	(345,951)
19,700,707
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(25,576,867)
Translation of assets and liabilities in foreign currencies	(9,055)
(25,585,922)
Net realized and unrealized gain (loss)	(5,885,215)

Increase (decrease) in net assets from operations	($6,688,346)

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Changes in Net Assets

	Absolute Return		Active Bond		All Cap Core
Increase (decrease) in net assets	Year ended 8-31-08	Year ended 8-31-07	Year ended 8-31-08	Year ended 8-31-07	Year ended 8-31-08	Year ended 8-31-07
From operations
Net investment income (loss)	$152,778	$125,194	$29,493,014	$25,034,762	$7,416,817		$4,223,735
Net realized gain (loss)	94,794	154,226	5,847,375	(372,810)	(66,244,881)		32,294,842
Change in net unrealized appreciation (depreciation)	(468,046)	157,664	(31,797,161)	(3,967,382)	(17,748,169)		(2,453,036)
Increase (decrease) in net assets resulting from operations	(220,474)	437,084	3,543,228	20,694,570	(76,576,233)		34,065,541
Distributions to shareholders
From net investment income
Class A	(55,708)	(18,971)	—	—	—		—
Class B	(45,722)	(16,610)	—	—	—		—
Class C	(45,723)	(16,611)	—	—	—		—
Class 1	(59,281)	(19,810)	(1,814,384)	(1,772,251)	—		—
Class NAV	—	—	(28,839,200)	(22,468,413)	(6,486,217)		(1,050,758)
From net realized gain
Class A	(42,413)	(17,280)	—	—	—		—
Class B	(42,342)	(17,280)	—	—	—		—
Class C	(42,342)	(17,280)	—	—	—		—
Class 1	(42,437)	(17,280)	—	(187)	—		—
Class NAV	—	—	—	(2,291)	(26,614,213)		(235,599)
Total distributions	(375,968)	(141,122)	(30,653,584)	(24,243,142)	(33,100,430)		(1,286,357)
From Fund share transactions (Note 7)	482,379	141,122	55,374,517	125,592,034	343,669,788		159,859,209
Total increase (decrease)	(114,063)	437,084	28,264,161	122,043,462	233,993,125		192,638,393

Net assets
Beginning of year	5,642,858	5,205,774	558,598,505	436,555,043	476,661,834		284,023,441
End of year	$5,528,795	$5,642,858	$586,862,666	$558,598,505	$710,654,959		$476,661,834

Undistributed net investment income (loss)	$50,239	$103,895	$4,163,787	$5,013,545	$5,142,079		$4,237,201

	All Cap Growth		All Cap Value		American Diversified Growth & Income
Increase (decrease) in net assets	Year ended 8-31-08	Year ended 8-31-07	Year ended 8-31-08	Year ended 8-31-07	Period ended 8-31-08[1]
From operations
Net investment income (loss)	$42,427	$186,120	$738,914	$1,806,232		$2,362
Net realized gain (loss)	1,580,271	11,056,525	3,762,451	30,041,331		(36)
Change in net unrealized appreciation (depreciation)	(20,346,613)	15,635,619	(9,162,486)	(3,683,407)		(27,310)
Increase (decrease) in net assets resulting from operations	(18,723,915)	26,878,264	(4,661,121)	28,164,156		(24,984)
Distributions to shareholders
From net investment income
Class 1	(33,203)	(18,249)	(322,363)	(173,314)		—
Class NAV	(136,768)	(90,046)	(936,959)	(1,710,968)		—
From net realized gain
Class 1	(2,158,875)	—	(8,191,234)	(581,052)		—
Class NAV	(6,742,686)	—	(22,916,850)	(5,659,491)
Total distributions	(9,071,532)	(108,295)	(32,367,406)	(8,124,825)		—
From Fund share transactions (Note 7)	18,131,324	(49,571,589)	35,349,262	(140,134,472)		1,002,513
Total increase (decrease)	(9,664,123)	(22,801,620)	(1,679,265)	(120,095,141)		977,529

Net assets
Beginning of year	132,169,267	154,970,887	96,066,660	216,161,801		—
End of year	$122,505,144	$132,169,267	$94,387,395	$96,066,660		$977,529

Undistributed net investment income (loss)	$40,934	$169,879	$540,843	$1,061,250		$2,443

1	Period from 7-1-08 (commencement of operations) to 8-31-08.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Changes in Net Assets

	American Fundamental Holdings	American Global Diversification	Blue Chip Growth
	Period ended	Period ended	Period ended
Increase (decrease) in net assets	8-31-08[1]	8-31-08[1]	8-31-08[1]	8-31-07
From operations
Net investment income (loss)	$3,659	$3,134	$5,734,415	$6,590,934
Net realized gain (loss)	(40)	(51)	(86,740,230)	9,284,460
Change in net unrealized appreciation (depreciation)	(25,733)	(52,309)	(78,715,503)	233,357,008
Increase (decrease) in net assets resulting from operations	(22,114)	(49,226)	(159,721,318)	249,232,402
Distributions to shareholders
From net investment income
Class 1	—	—	(766,798)	(900,395)
Class NAV	—	—	(6,644,801)	(5,894,281)
From net realized gain
Class 1	—	—	(962,777)	—
Class NAV	—	—	(7,396,503)	—
Total distributions	—	—	(15,770,879)	(6,794,676)
From Fund share transactions (Note 7)	1,001,830	1,001,799	530,669,682	171,225,471
Total increase (decrease)	979,716	952,573	355,177,485	413,663,197

Net assets
Beginning of year	—	—	1,686,513,985	1,272,850,788
End of year	$979,716	$952,573	$2,041,691,470	$1,686,513,985

Undistributed net investment income (loss)	$3,740	$3,214	$2,720,774	$4,492,316

	Capital Appreciation		Core Bond		Core Equity
Increase (decrease) in net assets	Year ended 8-31-08	Year ended 8-31-07	Year ended 8-31-08	Year ended 8-31-07	Year ended 8-31-08	Year ended 8-31-07
From operations
Net investment income (loss)	$3,870,347	$1,884,968	$12,549,051	$11,107,637	$5,292,602	$367,800
Net realized gain (loss)	(93,206,731)	(10,045,171)	3,571,383	(152,241)	(94,875,437)	6,942,377
Change in net unrealized appreciation (depreciation)	17,409,818	78,350,830	(1,700,465)	(393,618)	(219,063,955)	60,582,106
Increase (decrease) in net assets resulting from operations	(71,926,566)	70,190,627	14,419,969	10,561,778	(308,646,790)	67,892,283
Distributions to shareholders
From net investment income
Class 1	(170,414)	(80,148)	(143,652)	(63,466)	(7,988)	(1,945)
Class NAV	(2,403,139)	(538,729)	(12,814,067)	(10,612,586)	(982,551)	(157,412)
From net realized gain
Class 1	—	—	—	(72)	(280,748)	(74,812)
Class NAV	—	—	—	(11,642)	(18,725,132)	(3,571,972)
Total distributions	(2,573,553)	(618,877)	(12,957,719)	(10,687,766)	(19,996,419)	(3,806,141)
From Fund share transactions (Note 7)	457,104,102	122,166,930	1,432,757	70,689,358	215,908,812	166,093,155
Total increase (decrease)	382,603,983	191,738,680	2,895,007	70,563,370	(112,734,397)	230,179,297

Net assets
Beginning of year	651,983,549	460,244,869	268,953,166	198,389,796	826,318,748	596,139,451
End of year	$1,034,587,532	$651,983,549	$271,848,173	$268,953,166	$713,584,351	$826,318,748

Undistributed net investment income (loss)	$3,036,422	$1,737,321	$2,245,056	$2,278,759	$4,555,251	$253,596

1	Period from 7-1-08 (commencement of operations) to 8-31-08.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Changes in Net Assets

	Emerging Growth		Emerging Markets Value		Emerging Small Company
Increase (decrease) in net assets	Year ended 8-31-08	Year ended 8-31-07	Year ended 8-31-08	Period ended 8-31-07[1]	Year ended 8-31-08	Year ended 8-31-07
From operations
Net investment income (loss)	$2,987,143	$437,546	$11,006,267	$2,773,184	($136,089)	($287,705)
Net realized gain (loss)	(25,161,142)	11,888,166	13,439,266	156,756	(9,056,005)	(289,622)
Change in net unrealized appreciation (depreciation)	(13,702,311)	20,337,068	(106,355,012)	22,530,279	(926,662)	9,700,508
Increase (decrease) in net assets resulting from operations	(35,876,310)	32,662,780	(81,909,479)	25,460,219	(10,118,756)	9,123,181
Distributions to shareholders
From net investment income
Class 1	(786,768)	(37,299)	—	—	—	—
Class NAV	(514,434)	(23,236)	(4,245,986)	—	—	—
From net realized gain
Class 1	(8,348,317)	(21,422,612)	—	—	—	(5,121,451)
Class NAV	(5,073,261)	(9,721,109)	(4,524,645)	—	—	(52,195)
Total distributions	(14,722,780)	(31,204,256)	(8,770,631)	—	—	(5,173,646)
From Fund share transactions (Note 7)	(17,261,117)	25,689,284	185,431,742	457,014,708	29,879,189	(410,218)
Total increase (decrease)	(67,860,207)	27,147,808	94,751,632	482,474,927	19,760,433	3,539,317

Net assets
Beginning of year	198,802,495	171,654,687	482,474,927	—	55,358,102	51,818,785
End of year	$130,942,288	$198,802,495	$577,226,559	$482,474,927	$75,118,535	$55,358,102

Undistributed net investment income (loss)	$2,093,315	$407,503	$8,982,960	$2,194,721	—	—

	Equity-Income		Fundamental Value		Global Bond
Increase (decrease) in net assets	Year ended 8-31-08	Year ended 8-31-07	Year ended 8-31-08	Year ended 8-31-07	Year ended 8-31-08	Year ended 8-31-07
From operations
Net investment income (loss)	$19,849,693	$14,918,104	$12,121,435	$11,231,559	$34,332,555	$25,843,040
Net realized gain (loss)	72,569,551	40,689,829	(21,583,098)	11,666,973	99,578,956	(10,231,708)
Change in net unrealized appreciation (depreciation)	(208,599,184)	51,014,519	(157,896,166)	82,612,038	(58,957,988)	10,584,251
Increase (decrease) in net assets resulting from operations	(116,179,940)	106,622,452	(167,357,829)	105,510,570	74,953,523	26,195,583
Distributions to shareholders
From net investment income
Class 1	(3,363,159)	(3,114,779)	(823,974)	(578,789)	(2,457,157)	(1,006,675)
Class NAV	(13,034,344)	(9,334,197)	(11,149,819)	(6,005,449)	(38,950,086)	(14,865,355)
From net realized gain
Class 1	(9,699,757)	(8,942,320)	(723,847)	(926,324)	(351,410)	(458,971)
Class NAV	(36,512,245)	(26,628,618)	(9,327,751)	(9,485,670)	(5,770,886)	(6,707,259)
Total distributions	(62,609,505)	(48,019,914)	(22,025,391)	(16,996,232)	(47,529,539)	(23,038,260)
From Fund share transactions (Note 7)	191,910,595	146,137,119	765,613,566	180,763,686	(240,431,909)	198,321,998
Total increase (decrease)	13,121,150	204,739,657	576,230,346	269,278,024	(213,007,925)	201,479,321

Net assets
Beginning of year	923,536,650	718,796,993	1,030,701,777	761,423,753	796,477,258	594,997,937
End of year	$936,657,800	$923,536,650	$1,606,932,123	$1,030,701,777	$583,469,333	$796,477,258

Undistributed net investment income (loss)	$14,331,149	$10,884,168	$8,749,270	$8,830,212	$67,914,018	($14,886,701)

1	Period from 5-1-07 (commencement of operations) to 8-31-07.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Changes in Net Assets

	Global Real Estate		High Income		High Yield
Increase (decrease) in net assets	Year ended 8-31-08	Year ended 8-31-07	Year ended 8-31-08	Year ended 8-31-07	Year ended 8-31-08	Year ended 8-31-07
From operations
Net investment income (loss)	$10,233,076	$6,522,961	$36,487,023	$22,159,736	$143,721,892	$107,639,296
Net realized gain (loss)	(60,742,191)	26,770,818	390,874	14,928,952	(49,294,944)	12,658,410
Change in net unrealized appreciation (depreciation)	(88,508,349)	15,978,364	(103,415,198)	4,543,691	(132,358,751)	(51,112,427)
Increase (decrease) in net assets resulting from operations	(139,017,464)	49,272,143	(66,537,301)	41,632,379	(37,931,803)	69,185,279
Distributions to shareholders
From net investment income
Class 1	—	—	—	—	(4,000,047)	(3,521,287)
Class NAV	(15,864,602)	(15,063,407)	(32,124,850)	(21,532,684)	(135,304,218)	(97,919,100)
From net realized gain
Class 1	—	—	—	—	(385,041)	(299,239)
Class NAV	(19,979,185)	—	(17,438,389)	(586,903)	(13,137,830)	(7,985,838)
Total distributions	(35,843,787)	(15,063,407)	(49,563,239)	(22,119,587)	(152,827,136)	(109,725,464)
From Fund share transactions (Note 7)	316,900,623	76,048,180	180,497,609	74,502,333	150,797,853	446,667,941
Total increase (decrease)	142,039,372	110,256,916	64,397,069	94,015,125	(39,961,086)	406,127,756

Net assets
Beginning of year	465,481,394	355,224,478	383,074,360	289,059,235	1,594,223,256	1,188,095,500
End of year	$607,520,766	$465,481,394	$447,471,429	$383,074,360	$1,554,262,170	$1,594,223,256

Undistributed net investment income (loss)	($10,064,073)	($716,991)	$10,300,286	$4,932,631	$28,189,658	$21,976,882

	Index 500		International Equity Index		International Opportunities
Increase (decrease) in net assets	Year ended 8-31-08	Period ended 8-31-07[1]	Year ended 8-31-08	Year ended 8-31-07	Year ended 8-31-08	Year ended 8-31-07
From operations
Net investment income (loss)	$9,277,275	$725,878	$12,729,797	$8,375,275	$11,637,820	$9,249,579
Net realized gain (loss)	(2,712,965)	(390,754)	1,811,913	10,171,764	(19,344,659)	75,788,455
Change in net unrealized appreciation (depreciation)	(88,002,102)	1,960,086	(83,204,504)	54,956,522	(91,757,890)	47,097,360
Increase (decrease) in net assets resulting from operations	(81,437,792)	2,295,210	(68,662,794)	73,503,561	(99,464,729)	132,135,394
Distributions to shareholders
From net investment income
Class 1	—	—	—	—	(437,162)	(43,663)
Class NAV	(1,589,435)	(112,959)	(11,320,080)	(5,954,619)	(9,599,874)	(1,902,917)
From net realized gain
Class 1	—	—	—	—	(4,266,920)	(166,390)
Class NAV	(891,159)	—	(11,293,901)	(3,701,853)	(89,874,604)	(7,030,666)
Total distributions	(2,480,594)	(112,959)	(22,613,981)	(9,656,472)	(104,178,560)	(9,143,636)
From Fund share transactions (Note 7)	961,007,984	81,296,406	163,669,149	49,526,522	293,056,257	102,540,199
Total increase (decrease)	877,089,598	83,478,657	72,392,374	113,373,611	89,412,969	225,531,957

Net assets
Beginning of year	83,478,657	—	421,132,628	307,759,017	786,692,667	561,160,710
End of year	$960,568,255	$83,478,657	$493,525,002	$421,132,628	$876,105,635	$786,692,667

Undistributed net investment income (loss)	$8,294,366	$607,937	$7,049,015	$5,397,216	$8,030,794	$7,599,987

1	Period from 10-27-06 (commencement of operations) to 8-31-07.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Changes in Net Assets

	International Small Cap		International Small Company		International Value
Increase (decrease) in net assets	Year ended 8-31-08	Year ended 8-31-07	Year ended 8-31-08	Year ended 8-31-07	Year ended 8-31-08	Year ended 8-31-07
From operations
Net investment income (loss)	$7,484,241	$5,460,181	$5,110,208	$2,750,951	$45,971,457	$27,947,775
Net realized gain (loss)	32,515,105	70,643,278	9,408,069	25,641,357	39,194,856	86,511,353
Change in net unrealized appreciation (depreciation)	(146,182,370)	68,452,908	(94,379,932)	30,354,093	(356,784,333)	85,432,616
Increase (decrease) in net assets resulting from operations	(106,183,024)	144,556,367	(79,861,655)	58,746,401	(271,618,020)	199,891,744
Distributions to shareholders
From net investment income
Class 1	(1,899,697)	(536,023)	—	—	(8,744,111)	(3,627,952)
Class NAV	(11,236,985)	(5,001,016)	(3,533,975)	(1,485,367)	(22,709,292)	(21,823,937)
From net realized gain
Class 1	(9,217,495)	(5,435,293)	—	—	(24,440,545)	(8,785,199)
Class NAV	(53,605,686)	(50,204,755)	(20,201,831)	—	(60,940,195)	(52,619,688)
Total distributions	(75,959,863)	(61,177,087)	(23,735,806)	(1,485,367)	(116,834,143)	(86,856,776)
From Fund share transactions (Note 7)	67,764,421	(22,897,382)	257,541,409	(27,682,259)	570,525,682	160,232,397
Total increase (decrease)	(114,378,466)	60,481,898	153,943,948	29,578,775	182,073,519	273,267,365

Net assets
Beginning of year	456,346,988	395,865,090	250,489,765	220,910,990	1,243,358,476	970,091,111
End of year	$341,968,522	$456,346,988	$404,433,713	$250,489,765	$1,425,431,995	$1,243,358,476

Undistributed net investment income (loss)	$3,343,840	$4,486,507	$3,525,164	$1,986,284	$38,789,188	$25,985,674

	Investment Quality Bond		Large Cap		Large Cap Value
Increase (decrease) in net assets	Year ended 8-31-08	Year ended 8-31-07	Year ended 8-31-08	Year ended 8-31-07	Year ended 8-31-08	Year ended 8-31-07
From operations
Net investment income (loss)	$8,739,054	$7,050,884	$4,841,394	$2,989,602	$7,116,338	$4,747,875
Net realized gain (loss)	683,057	(140,345)	(6,228,049)	8,712,231	(45,727,621)	15,845,172
Change in net unrealized appreciation (depreciation)	(1,730,838)	(627,815)	(47,381,165)	10,568,545	(47,559,985)	32,088,987
Increase (decrease) in net assets resulting from operations	7,691,273	6,282,724	(48,767,820)	22,270,378	(86,171,268)	52,682,034
Distributions to shareholders
From net investment income
Class 1	(2,493,124)	(1,851,280)	(257,735)	(23,638)	(1,088,495)	(703,700)
Class NAV	(6,973,371)	(5,269,636)	(3,474,434)	(1,846,623)	(4,134,688)	(1,983,171)
From net realized gain
Class 1	—	(1,386)	(742,791)	(69,040)	(3,182,040)	—
Class NAV	—	(3,900)	(9,483,403)	(5,336,259)	(11,433,685)	—
Total distributions	(9,466,495)	(7,126,202)	(13,958,363)	(7,275,560)	(19,838,908)	(2,686,871)
From Fund share transactions (Note 7)	38,325,070	38,524,378	74,322,840	169,341,054	293,840,437	152,588,934
Total increase (decrease)	36,549,848	37,680,900	11,596,657	184,335,872	187,830,261	202,584,097

Net assets
Beginning of year	165,928,335	128,247,435	378,138,934	193,803,062	542,097,866	339,513,769
End of year	$202,478,183	$165,928,335	$389,735,591	$378,138,934	$729,928,127	$542,097,866

Undistributed net investment income (loss)	$2,073,231	$1,677,053	$3,378,128	$2,269,390	$5,196,212	$3,303,162

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Changes in Net Assets

	Mid Cap Index		Mid Cap Intersection		Mid Cap Stock
Increase (decrease) in net assets	Year ended 8-31-08	Year ended 8-31-07	Year ended 8-31-08	Period ended 8-31-07[1]	Year ended 8-31-08	Year ended 8-31-07
From operations
Net investment income (loss)	$3,388,967	$5,591,364	$125,241	$206,283	($762,120)	$726,487
Net realized gain (loss)	7,099,900	29,296,263	(45,362,742)	(5,202,586)	(28,049,061)	34,997,514
Change in net unrealized appreciation (depreciation)	(31,460,300)	20,357,230	10,736,229	(10,639,254)	(23,481,263)	48,522,930
Increase (decrease) in net assets resulting from operations	(20,971,433)	55,244,857	(34,501,272)	(15,635,557)	(52,292,444)	84,246,931
Distributions to shareholders
From net investment income
Class 1	—	—	—	—	—	(386,903)
Class NAV	(5,261,952)	(2,132,802)	(233,067)	—	(6,183)	(738,346)
From net realized gain
Class 1	—	—	—	—	(20,871,703)	(4,996,167)
Class NAV	(34,100,080)	(779,434)	—	—	(25,672,835)	(9,258,029)
Total distributions	(39,362,032)	(2,912,236)	(233,067)	—	(46,550,721)	(15,379,445)
From Fund share transactions (Note 7)	(36,175,540)	203,540,011	(56,990,110)	349,727,102	323,242,797	132,753,859
Total increase (decrease)	(96,509,005)	255,872,632	(91,724,449)	334,091,545	224,399,632	201,621,345

Net assets
Beginning of year	428,028,125	172,155,493	334,091,545	—	502,491,123	300,869,778
End of year	$331,519,120	$428,028,125	$242,367,096	$334,091,545	$726,890,755	$502,491,123

Undistributed net investment income (loss)	$2,040,126	$3,994,268	$100,165	$206,283	($261)	($14,538)

	Mid Cap Value		Mid Cap Value Equity		Natural Resources
Increase (decrease) in net assets	Year ended 8-31-08	Year ended 8-31-07	Year ended 8-31-08	Year ended 8-31-07	Year ended 8-31-08	Year ended 8-31-07
From operations
Net investment income (loss)	$2,548,834	$1,334,059	$843,867	$1,449,256	$3,514,706	$5,626,517
Net realized gain (loss)	(13,517,826)	9,193,183	1,347,500	1,918,374	159,764,997	166,751,529
Change in net unrealized appreciation (depreciation)	(36,145,957)	9,149,210	(15,636,889)	16,438,964	(84,031,928)	53,965,175
Increase (decrease) in net assets resulting from operations	(47,114,949)	19,676,452	(13,445,522)	19,806,594	79,247,775	226,343,221
Distributions to shareholders
From net investment income
Class 1	(757,113)	(712,867)	—	—	(693,182)	(688,336)
Class NAV	(1,367,736)	(398,819)	(1,379,541)	(611,515)	(3,982,326)	(7,332,396)
From net realized gain
Class 1	(5,086,036)	(3,935,640)	—	—	(33,008,423)	(3,211,811)
Class NAV	(8,587,602)	(2,164,603)	(2,670,475)	—	(173,286,281)	(33,835,034)
Total distributions	(15,798,487)	(7,211,929)	(4,050,016)	(611,515)	(210,970,212)	(45,067,577)
From Fund share transactions (Note 7)	(14,490,573)	121,116,168	(20,937,552)	11,691,496	(40,086,142)	(111,652,417)
Total increase (decrease)	(77,404,009)	133,580,691	(38,433,090)	30,886,575	(171,808,579)	69,623,227

Net assets
Beginning of year	276,765,334	143,184,643	129,010,355	98,123,780	842,567,278	772,944,051
End of year	$199,361,325	$276,765,334	$90,577,265	$129,010,355	$670,758,699	$842,567,278

Undistributed net investment income (loss)	$1,803,782	$1,379,904	$435,483	$1,004,076	$2,421,592	$3,503,500

1	Period from 5-1-07 (commencement of operations) to 8-31-07.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Changes in Net Assets

	Optimized All Cap		Real Estate Equity		Real Estate Securities
Increase (decrease) in net assets	Year ended 8-31-08	Year ended 8-31-07	Year ended 8-31-08	Year ended 8-31-07	Year ended 8-31-08	Year ended 8-31-07
From operations
Net investment income (loss)	$44,067	$28,794	$5,481,675	$6,656,167	$2,666,345	$4,366,697
Net realized gain (loss)	(418,754)	582,314	(7,298,990)	23,070,101	(4,086,997)	17,706,597
Change in net unrealized appreciation (depreciation)	(560,552)	304,309	(24,348,780)	(20,373,734)	(9,670,435)	(14,129,899)
Increase (decrease) in net assets resulting from operations	(935,239)	915,417	(26,166,095)	9,352,534	(11,091,087)	7,943,395
Distributions to shareholders
From net investment income
Class A	(8,371)	(6,133)	—	—	—	—
Class B	(1,413)	(1,576)	—	—	—	—
Class C	(1,413)	(1,576)	—	—	—	—
Class I	(11,366)	(8,085)	—	—	—	—
Class 1	—	—	—	—	(2,208,590)	(5,703,118)
Class NAV	—	—	(2,823,624)	(4,275,003)	—	—
From net realized gain
Class A	(155,025)	(1,565)	—	—	—	—
Class B	(154,525)	(1,565)	—	—	—	—
Class C	(154,525)	(1,565)	—	—	—	—
Class I	(155,240)	(1,565)	—	—	—	—
Class 1	—	—	—	—	(19,854,117)	(81,051,023)
Class NAV	—	—	(27,686,897)	(3,826,821)	—	—
Total distributions	(641,878)	(23,630)	(30,510,521)	(8,101,824)	(22,062,707)	(86,754,141)
From Fund share transactions (Note 7)	733,204	23,630	66,553,526	(21,676,579)	846,804	53,065,257
Total increase (decrease)	(843,913)	915,417	9,876,910	(20,425,869)	(32,306,990)	(25,745,489)

Net assets
Beginning of year	5,970,254	5,054,837	254,468,597	274,894,466	144,816,146	170,561,635
End of year	$5,126,341	$5,970,254	$264,345,507	$254,468,597	$112,509,156	$144,816,146

Undistributed net investment income (loss)	$39,400	$22,886	$2,886,732	$407,386	$851,642	$966,761

	Real Return Bond		Small Cap		Small Cap Index
Increase (decrease) in net assets	Year ended 8-31-08	Year ended 8-31-07	Year ended 8-31-08	Year ended 8-31-07	Year ended 8-31-08	Year ended 8-31-07
From operations
Net investment income (loss)	$40,301,998	$38,237,478	$286,215	($401,516)	$1,205,814	$1,482,243
Net realized gain (loss)	88,101,003	(15,766,869)	(4,627,030)	18,148,584	545,892	13,089,047
Change in net unrealized appreciation (depreciation)	(6,838,467)	(2,093,841)	(17,037,854)	15,935,147	(5,294,252)	2,451,794
Increase (decrease) in net assets resulting from operations	121,564,534	20,376,768	(21,378,669)	33,682,215	(3,542,546)	17,023,084
Distributions to shareholders
From net investment income
Class 1	(1,297,783)	(604,013)	(967)	—	—	—
Class NAV	(44,378,716)	(29,695,308)	(145,148)	—	(1,373,444)	(1,034,704)
From net realized gain
Class 1	—	(49,141)	(201,462)	—	—	—
Class NAV	—	(2,118,343)	(24,090,700)	—	(13,262,451)	(3,992,892)
Total distributions	(45,676,499)	(32,466,805)	(24,438,277)	—	(14,635,895)	(5,027,596)
From Fund share transactions (Note 7)	(180,097,919)	279,768,972	5,136,253	(105,336,693)	54,173,157	(47,689,663)
Total increase (decrease)	(104,209,884)	267,678,935	(40,680,693)	(71,654,478)	35,994,716	(35,694,175)

Net assets
Beginning of year	969,476,341	701,797,406	168,936,761	240,591,239	89,402,263	125,096,438
End of year	$865,266,457	$969,476,341	$128,256,068	$168,936,761	$125,396,979	$89,402,263

Undistributed net investment income (loss)	$6,118,884	$14,139,935	$140,032	—	$666,572	$898,736

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Changes in Net Assets

	Small Cap Opportunities		Small Company		Small Company Growth
Increase (decrease) in net assets	Year ended 8-31-08	Year ended 8-31-07	Year ended 8-31-08	Year ended 8-31-07	Year ended 8-31-08	Year ended 8-31-07
From operations
Net investment income (loss)	$2,912,442	$3,529,722	($144,767)	($208,657)	($1,055,834)	($814,422)
Net realized gain (loss)	(15,085,950)	315,979	(9,199,111)	6,281,718	(9,465,233)	5,186,594
Change in net unrealized appreciation (depreciation)	(24,787,124)	11,923,803	(2,470,361)	4,434,469	(4,348,417)	9,504,714
Increase (decrease) in net assets resulting from operations	(36,960,632)	15,769,504	(11,814,239)	10,507,530	(14,869,484)	13,876,886
Distributions to shareholders
From net investment income
Class 1	(468,564)	(419,296)	—	—	—	—
Class NAV	(2,939,801)	(2,899,008)	(1,470)	—	—	—
From net realized gain
Class 1	(96,019)	(861,596)	(318,287)	—	—	—
Class NAV	(582,069)	(5,905,883)	(5,924,062)	—	(5,101,160)	(1,393,929)
Total distributions	(4,086,453)	(10,085,783)	(6,243,819)	—	(5,101,160)	(1,393,929)
From Fund share transactions (Note 7)	(64,742,970)	(24,662,257)	(15,709,186)	(5,883,810)	(19,705,369)	121,930,345
Total increase (decrease)	(105,790,055)	(18,978,536)	(33,767,244)	4,623,720	(39,676,013)	134,413,302

Net assets
Beginning of year	228,152,989	247,131,525	98,049,286	93,425,566	208,314,097	73,900,795
End of year	$122,362,934	$228,152,989	$64,282,042	$98,049,286	$168,638,084	$208,314,097

Undistributed net investment income (loss)	$1,206,817	$1,720,966	—	—	—	($2)

	Small Company Value		Spectrum Income		Strategic Bond
Increase (decrease) in net assets	Year ended 8-31-08	Year ended 8-31-07	Year ended 8-31-08	Year ended 8-31-07	Year ended 8-31-08	Year ended 8-31-07
From operations
Net investment income (loss)	$2,692,995	$1,019,956	$48,237,025	$39,873,709	$31,627,122	$21,354,359
Net realized gain (loss)	12,998,479	16,732,830	14,223,211	12,628,712	(7,411,128)	1,325,127
Change in net unrealized appreciation (depreciation)	(10,448,671)	24,741,259	(42,785,417)	5,526,452	(43,488,104)	(14,078,681)
Increase (decrease) in net assets resulting from operations	5,242,803	42,494,045	19,674,819	58,028,873	(19,272,110)	8,600,805
Distributions to shareholders
From net investment income
Class 1	(222,418)	(399,933)	—	—	(2,551,211)	(2,346,688)
Class NAV	(744,875)	(718,167)	(49,435,145)	(37,709,123)	(27,235,607)	(17,589,075)
From net realized gain
Class 1	(5,895,273)	(2,245,675)	—	—	—	(38)
Class NAV	(15,211,967)	(3,878,230)	(13,144,565)	(1,278,570)	—	(254)
Total distributions	(22,074,533)	(7,242,005)	(62,579,710)	(38,987,693)	(29,786,818)	(19,936,055)
From Fund share transactions (Note 7)	105,563,520	39,886,714	128,986,711	196,465,949	88,183,979	168,235,858
Total increase (decrease)	88,731,790	75,138,754	86,081,820	215,507,129	39,125,051	156,900,608

Net assets
Beginning of year	463,053,848	387,915,094	979,238,101	763,730,972	468,669,848	311,769,240
End of year	$551,785,638	$463,053,848	$1,065,319,921	$979,238,101	$507,794,899	$468,669,848

Undistributed net investment income (loss)	$1,527,971	$345,267	$14,174,697	$10,011,334	$4,216,645	$3,902,664

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Changes in Net Assets

	Strategic Income		Total Bond Market		Total Return
Increase (decrease) in net assets	Year ended 8-31-08	Year ended 8-31-07	Year ended 8-31-08	Period ended 8-31-07[1]	Year ended 8-31-08	Year ended 8-31-07
From operations
Net investment income (loss)	$27,098,160	$18,005,428	$2,529,989	$2,074,497	$78,660,144	$64,684,983
Net realized gain (loss)	236,765	(8,676,496)	298,341	(55,468)	89,447,833	(11,771,276)
Change in net unrealized appreciation (depreciation)	(11,980,838)	3,652,583	158,580	(220,017)	(42,587,558)	3,868,137
Increase (decrease) in net assets resulting from operations	15,354,087	12,981,515	2,986,910	1,799,012	125,520,419	56,781,844
Distributions to shareholders
From net investment income
Class 1	—	—	—	—	(6,614,250)	(4,700,672)
Class NAV	(17,879,553)	(12,664,623)	(2,693,946)	(1,721,518)	(80,286,067)	(48,061,952)
From net realized gain
Class 1	—	—	—	—	(495,243)	(265,340)
Class NAV	—	—	—	—	(6,450,737)	(2,548,023)
Total distributions	(17,879,553)	(12,664,623)	(2,693,946)	(1,721,518)	(93,846,297)	(55,575,987)
From Fund share transactions (Note 7)	43,230,126	141,283,033	5,769,779	53,505,674	281,992,597	365,795,161
Total increase (decrease)	40,704,660	141,599,925	6,062,743	53,583,168	313,666,719	367,001,018

Net assets
Beginning of year	422,693,358	281,093,433	53,583,168	—	1,526,275,710	1,159,274,692
End of year	$463,398,018	$422,693,358	$59,645,911	$53,583,168	$1,839,942,429	$1,526,275,710

Undistributed net investment income (loss)	$12,731,682	$2,440,809	$454,429	$478,101	$28,478,791	$19,045,374

	U.S. Government Securities		U.S. High Yield Bond		U.S. Multi Sector
Increase (decrease) in net assets	Year ended 8-31-08	Year ended 8-31-07	Year ended 8-31-08	Year ended 8-31-07	Year ended 8-31-08	Year ended 8-31-07
From operations
Net investment income (loss)	$7,791,741	$9,566,466	$33,607,297	$25,533,837	$17,184,937	$17,257,395
Net realized gain (loss)	7,518,588	289,361	(12,338,501)	531,282	(95,771,164)	49,614,430
Change in net unrealized appreciation (depreciation)	(17,907,410)	(2,063,044)	(17,383,730)	(8,700,116)	(70,990,120)	61,281,932
Increase (decrease) in net assets resulting from operations	(2,597,081)	7,792,783	3,885,066	17,365,003	(149,576,347)	128,153,757
Distributions to shareholders
From net investment income
Class 1	(1,815,027)	(1,928,490)	(356,799)	(226,221)	—	—
Class NAV	(6,587,552)	(7,809,347)	(32,343,832)	(24,325,401)	(20,111,627)	(12,350,979)
From net realized gain
Class 1	—	(59,567)	(1,227)	(104)	—	—
Class NAV	—	(250,357)	(108,977)	(12,238)	(51,023,810)	(6,470,404)
Total distributions	(8,402,579)	(10,047,761)	(32,810,835)	(24,563,964)	(71,135,437)	(18,821,383)
From Fund share transactions (Note 7)	14,233,841	(4,472,069)	161,404,114	113,947,229	(398,563,374)	187,458,471
Total increase (decrease)	3,234,181	(6,727,047)	132,478,345	106,748,268	(619,275,158)	296,790,845

Net assets
Beginning of year	196,837,722	203,564,769	396,761,795	290,013,527	1,523,756,738	1,226,965,893
End of year	$200,071,903	$196,837,722	$529,240,140	$396,761,795	$904,481,580	$1,523,756,738

Undistributed net investment income (loss)	$1,254,817	$1,745,178	$6,381,964	$5,298,608	$11,000,977	$13,928,421

1	Period from 10-27-06 (commencement of operations) to 8-31-07.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Changes in Net Assets

	Value		Value & Restructuring		Vista
Increase (decrease) in net assets	Year ended 8-31-08	Year ended 8-31-07[1]	Year ended 8-31-08	Year ended 8-31-07	Year ended 8-31-08	Period ended 8-31-07
From operations
Net investment income (loss)	$147,750	$61,963	$5,374,787	$5,049,452	($803,131)	($731,772)
Net realized gain (loss)	(1,900,897)	470,887	(30,752,578)	(13,523)	19,700,707	11,965,271
Change in net unrealized appreciation (depreciation)	(26,909)	198,905	(3,948,215)	52,493,135	(25,585,922)	34,279,942
Increase (decrease) in net assets resulting from operations	(1,780,056)	731,755	(29,326,006)	57,529,064	(6,688,346)	45,513,441
Distributions to shareholders
From net investment income
Class NAV	(78,757)	(7,330)	(6,082,341)	(3,198,754)	—	—
From net realized gain
Class NAV	(887,906)	—	(1,434,023)	(1,103,470)	(12,751,169)	—
Total distributions	(966,663)	(7,330)	(7,516,364)	(4,302,224)	(12,751,169)	—
From Fund share transactions (Note 7)	14,699,422	13,205,808	209,779,765	45,537,723	(36,329,850)	1,457,923
Total increase (decrease)	11,952,703	13,930,233	172,937,395	98,764,563	(55,769,365)	46,971,364

Net assets
Beginning of year	13,930,233	—	395,259,270	296,494,707	169,581,067	122,609,703
End of year	$25,882,936	$13,930,233	$568,196,665	$395,259,270	$113,811,702	$169,581,067

Undistributed net investment income (loss)	$123,620	$54,634	$3,347,033	$4,095,499	($367)	($211,933)

1	Period from 10-27-06 (commencement of operations) to 8-31-07.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Net assets, end of period (in millions)	Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Portfolio turnover (%)
Absolute Return
CLASS A
8-31-2008	11.03	0.31		(0.68)	(0.37)	(0.43)	(0.33)	—	(0.76)	9.90	(3.64)[2,3]		1	1.41	[4,5]	0.52	[4,6]	2.98	[7]	45
8-31-2007	10.42	0.28		0.62	0.90	(0.15)	(0.14)	—	(0.29)	11.03	8.72	[2,3]	1	1.65	[4,5]	0.55	[4]	2.55	[7]	18
8-31-2006[8]	10.00	0.10		0.32	0.42	—	—	—	—	10.42	4.20	[2,3,9]	1	4.04	[4,5,10]	0.55	[4,10]	5.17	[7,10]	—	[9]
CLASS B
8-31-2008	10.95	0.24		(0.67)	(0.43)	(0.36)	(0.33)	—	(0.69)	9.83	(4.27)[2,3]		1	2.11	[4,5]	1.22	[4,6]	2.29	[7]	45
8-31-2007	10.40	0.20		0.63	0.83	(0.14)	(0.14)	—	(0.28)	10.95	7.96	[2,3]	1	2.34	[4,5]	1.25	[4]	1.85	[7]	18
8-31-2006[8]	10.00	0.08		0.32	0.40	—	—	—	—	10.40	4.00	[2,3,9]	1	4.73	[4,5,10]	1.25	[4,10]	4.48	[7,10]	—	[9]
CLASS C
8-31-2008	10.95	0.24		(0.67)	(0.43)	(0.36)	(0.33)	—	(0.69)	9.83	(4.27)[2,3]		1	2.11	[4,5]	1.22	[4,6]	2.28	[7]	45
8-31-2007	10.40	0.20		0.63	0.83	(0.14)	(0.14)	—	(0.28)	10.95	7.96	[2,3]	1	2.34	[4,5]	1.25	[4]	1.85	[7]	18
8-31-2006[8]	10.00	0.08		0.32	0.40	—	—	—	—	10.40	4.00	[2,3,9]	1	4.73	[4,5,10]	1.25	[4,10]	4.48	[7,10]	—	[9]
CLASS 1
8-31-2008	11.05	0.34		(0.68)	(0.34)	(0.46)	(0.33)	—	(0.79)	9.92	(3.38)[2,3]		1	1.17	[4,5]	0.27	[4,6]	3.22	[7]	45
8-31-2007	10.42	0.31		0.62	0.93	(0.16)	(0.14)	—	(0.30)	11.05	8.98	[2,3]	1	1.40	[4,5]	0.30	[4]	2.80	[7]	18
8-31-2006[8]	10.00	0.10		0.32	0.42	—	—	—	—	10.42	4.20	[2,3,9]	1	3.79	[4,5,10]	0.30	[4,10]	5.42	[7,10]	—	[9]
Active Bond
CLASS 1
8-31-2008	9.54	0.47		(0.40)	0.07	(0.49)	—	—	(0.49)	9.12	0.72	[12]	33	0.72		0.72		4.97		133	[14]
8-31-2007	9.60	0.47		(0.06)	0.41	(0.47)	— [13]	—	(0.47)	9.54	4.38	[12]	36	0.73		0.73		4.92		165	[14]
8-31-2006[11]	9.61	0.36		(0.11)	0.25	(0.26)	—	—	(0.26)	9.60	2.68	[9,12]	37	0.79	[10]	0.79	[10]	4.27	[10]	406	[9]
CLASS NAV
8-31-2008	9.53	0.47		(0.38)	0.09	(0.50)	—	—	(0.50)	9.12	0.88	[12]	554	0.67		0.67		5.02		133	[14]
8-31-2007	9.60	0.48		(0.07)	0.41	(0.48)	— [13]	—	(0.48)	9.53	4.34	[12]	523	0.68		0.68		4.99		165	[14]
8-31-2006[11]	9.58	0.35		(0.06)	0.29	(0.27)	—	—	(0.27)	9.60	3.09	[9,12]	399	0.70	[10]	0.70	[10]	4.30	[10]	406	[9]
All Cap Core
CLASS NAV
8-31-2008	11.06	0.11		(1.31)	(1.20)	(0.13)	(0.51)	—	(0.64)	9.22	(11.50)[12]		711	0.80		0.80		1.14		239
8-31-2007	9.92	0.12		1.06	1.18	(0.03)	(0.01)	—	(0.04)	11.06	11.93	[12]	477	0.83		0.83		1.12		244
8-31-2006[15]	10.00	0.05		(0.13)	(0.08)	—	—	—	—	9.92	(0.80)[9]		284	0.84	[10]	0.84	[10]	1.42	[10]	86	[9]
All Cap Growth
CLASS 1
8-31-2008	19.28	—	[13]	(2.45)	(2.45)	(0.02)	(1.27)	—	(1.29)	15.54	(13.81)[12]		28	0.98		0.98		(0.01)		111
8-31-2007	16.43	0.01		2.85	2.86	(0.01)	—	—	(0.01)	19.28	17.41	[12]	33	0.97		0.97		0.07		102
8-31-2006[16]	15.50	0.01		0.93	0.94	(0.01)	—	—	(0.01)	16.43	6.05	[9,12]	32	1.00	[10]	1.00	[10]	0.08	[10]	106	[9]
CLASS NAV
8-31-2008	19.31	0.01		(2.45)	(2.44)	(0.03)	(1.27)	—	(1.30)	15.57	(13.76)[12]		95	0.93		0.93		0.05		111
8-31-2007	16.45	0.02		2.85	2.87	(0.01)	—	—	(0.01)	19.31	17.46	[12]	99	0.92		0.92		0.13		102
8-31-2006[16]	15.51	0.02		0.93	0.95	(0.01)	—	—	(0.01)	16.45	6.11	[9,12]	123	0.95	[10]	0.95	[10]	0.14	[10]	106	[9]

1	Based on the average of the shares outstanding.
2	Assumes dividend reinvestment and does not reflect the effect of sales charges for Class A, Class B and Class C shares.
3	Total returns would have been lower had certain expenses not been reduced during the periods shown.
4	Does not include expenses of the underlying affiliated funds in which the Portfolio invests.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial Highlights

5	Does not take into consideration expense reductions during the periods shown.
6
Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Fund	Range
Absolute Return	0.70% – 1.10%

7	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
8	Class A, Class B, Class C and Class 1 shares began operations on 6-26-06.
9	Not annualized.
10	Annualized.
11	Class 1 and Class NAV shares began operations on 10-15-05 and 10-27-05, respectively.
12	Assumes dividend reinvestment.
13	Less than $0.01 per share.
14	The Portfolio turnover rates including the effect of “TBA” (to be announced) for the periods ended were as follows:

Fund	8/31/2008	8/31/2007
Active Bond	255%	299%

The year ended 8-31-2006 excludes the effect of TBA transactions.
15	Class NAV shares began operations on 4-28-06.
16	Class 1 and Class NAV shares began operations on 10-15-05.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)	Net assets, end of period (in millions)	Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Portfolio turnover (%)
All Cap Value
CLASS 1
8-31-2008	17.26	0.09		(0.50)	(0.41)	(0.21)	(5.45)	—	(5.66)	11.19	(4.62)[5]	25	0.97		0.97		0.73		76
8-31-2007	15.84	0.14		1.82	1.96	(0.12)	(0.42)	—	(0.54)	17.26	12.64 [5]	26	0.97		0.97		0.82		82
8-31-2006[2]	13.84	0.11		1.91	2.02	(0.02)	—	—	(0.02)	15.84	14.64 [3,5,6]	21	0.94	[4]	0.94	[4]	0.80	[4]	48	[3]
CLASS NAV
8-31-2008	17.21	0.10		(0.50)	(0.40)	(0.22)	(5.45)	—	(5.67)	11.14	(4.57)[5]	69	0.92		0.92		0.78		76
8-31-2007	15.80	0.15		1.81	1.96	(0.13)	(0.42)	—	(0.55)	17.21	12.62 [5]	70	0.88		0.88		0.93		82
8-31-2006[2]	13.80	0.12		1.91	2.03	(0.03)	—	—	(0.03)	15.80	14.69 [3,5,6]	195	0.89	[4]	0.89	[4]	0.88	[4]	48	[3]
American Diversified Growth & Income
CLASS 1
8-31-2008[7]	10.00	0.02	[8]	(0.27)	(0.25)	—	—	—	—	9.75	(2.50)[3]	1	15.51	[4,9]	0.08	[4,9,10]	1.43	[4,8]	—	[3,11]
American Fundamental Holdings
CLASS 1
8-31-2008[7]	10.00	0.04	[8]	(0.26)	(0.22)	—	—	—	—	9.78	(2.20)[3]	1	15.48	[4,9]	0.08	[4,9,10]	2.21	[4,8]	—	[3,11]
American Global Diversification
CLASS 1
8-31-2008[7]	10.00	0.03	[8]	(0.52)	(0.49)	—	—	—	—	9.51	(4.90)[3]	1	15.70	[4,9]	0.08	[4,9,10]	1.92	[4,8]	—	[3,11]

1	Based on the average of the shares outstanding.
2	Class 1 and Class NAV shares began operations on 10-15-05.
3	Not annualized.
4	Annualized.
5	Assumes dividend reinvestment.
6
The Adviser /Subadviser voluntarily paid Class 1 and Class NAV $46,991 and $410,290, respectively, for a potential lost investment opportunity. Excluding these payments, the total return would have been 14.38% for Class 1 and 14.45% for Class NAV.

7	Class 1 shares began operations on 7-1-08.
8	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
9	Does not include expenses of the underlying affiliated funds in which the Portfolio invests.
10
Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Fund	Range
American Diversified Growth & Income	0.32% – 0.71%
American Fundamental Holdings	0.32% – 0.50%
American Global Diversification	0.33% – 0.71%

11	Less than 1%.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Net assets, end of period (in millions)	Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Portfolio turnover (%)
Blue Chip Growth
CLASS 1
8-31-2008	20.98	0.05		(1.78)	(1.73)	(0.08)	(0.10)	—	(0.18)	19.07	(8.35)[5,6]		192	0.89	[7]	0.86		0.26		44
8-31-2007	17.82	0.08	[8]	3.17	3.25	(0.09)	—	—	(0.09)	20.98	18.28	[5,6]	204	0.89	[7]	0.86		0.39	[8]	33
8-31-2006[2]	16.53	0.08		1.22	1.30	(0.01)	—	—	(0.01)	17.82	7.88	[3,5,6]	185	0.90	[4,7]	0.88	[4]	0.51	[4]	28	[3]
CLASS NAV
8-31-2008	20.97	0.06		(1.78)	(1.72)	(0.09)	(0.10)	—	(0.19)	19.06	(8.31)[5,6]		1,850	0.84	[7]	0.81		0.29		44
8-31-2007	17.80	0.09	[8]	3.17	3.26	(0.09)	—	—	(0.09)	20.97	18.37	[5,6]	1,483	0.84	[7]	0.81		0.44	[8]	33
8-31-2006[2]	16.51	0.09		1.22	1.31	(0.02)	—	—	(0.02)	17.80	7.90	[3,5,6]	1,088	0.85	,4,7	0.83	[4]	0.58	[4]	28	[3]
Capital Appreciation
CLASS 1
8-31-2008	10.79	0.04		(0.66)	(0.62)	(0.03)	—	—	(0.03)	10.14	(5.80)[6]		61	0.80		0.80		0.34		85
8-31-2007	9.44	0.03		1.33	1.36	(0.01)	—	—	(0.01)	10.79	14.43	[6]	66	0.81		0.81		0.27		63
8-31-2006[2]	9.20	0.01		0.23	0.24	—	—	—	—	9.44	2.61	[3]	68	0.88	[4]	0.88	[4]	0.10	[4]	57	[3]
CLASS NAV
8-31-2008	10.80	0.04		(0.65)	(0.61)	(0.03)	—	—	(0.03)	10.16	(5.65)[6]		973	0.75		0.75		0.41		85
8-31-2007	9.45	0.04		1.32	1.36	(0.01)	—	—	(0.01)	10.80	14.42	[6]	586	0.76		0.76		0.34		63
8-31-2006[2]	9.20	0.01		0.24	0.25	—	—	—	—	9.45	2.72	[3]	393	0.83	[4]	0.83	[4]	0.15	[4]	57	[3]
Core Bond
CLASS 1
8-31-2008	12.51	0.56		0.11	0.67	(0.59)	—	—	(0.59)	12.59	5.43	[6]	4	0.80		0.80		4.46		395	[10]
8-31-2007	12.52	0.58		(0.02)	0.56	(0.57)	— [9]	—	(0.57)	12.51	4.60	[6]	2	0.82		0.82		4.67		313	[10]
8-31-2006[2]	12.51	0.47		(0.12)	0.35	(0.34)	—	—	(0.34)	12.52	2.86	[3,6]	1	0.88	[4]	0.88	[4]	4.39	[4]	436	[3]
CLASS NAV
8-31-2008	12.50	0.57		0.10	0.67	(0.59)	—	—	(0.59)	12.58	5.49	[6]	267	0.75		0.75		4.51		395	[10]
8-31-2007	12.51	0.59		(0.02)	0.57	(0.58)	— [9]	—	(0.58)	12.50	4.67	[6]	267	0.77		0.77		4.71		313	[10]
8-31-2006[2]	12.50	0.46		(0.11)	0.35	(0.34)	—	—	(0.34)	12.51	2.90	[3,6]	197	0.83	[4]	0.83	[4]	4.24	[4]	436	[3]
Core Equity
CLASS 1
8-31-2008	15.87	0.07		(4.89)	(4.82)	(0.01)	(0.33)	—	(0.34)	10.71	(31.01)[6]		8	0.86		0.86		0.55		44
8-31-2007	14.25	—	[9]	1.71	1.71	— [9]	(0.09)	—	(0.09)	15.87	11.99	[6]	14	0.86		0.86		—	[11]	12
8-31-2006[2]	13.76	(0.01)		0.50	0.49	—	—	—	—	14.25	3.56	[3,6]	12	0.88	[4]	0.88	[4]	(0.04)[4]		13	[3]
CLASS NAV
8-31-2008	15.89	0.08		(4.89)	(4.81)	(0.02)	(0.33)	—	(0.35)	10.73	(30.94)[6]		705	0.81		0.81		0.63		44
8-31-2007	14.27	0.01		1.70	1.71	— [9]	(0.09)	—	(0.09)	15.89	11.99	[6]	812	0.81		0.81		0.05		12
8-31-2006[2]	13.77	—	[9]	0.50	0.50	—	—	—	—	14.27	3.63	[3,6]	584	0.83	[4]	0.83	[4]	(0.01)[4]		13	[3]

1	Based on the average of the shares outstanding.
2	Class 1 and Class NAV shares began operations on 10-15-05.
3	Not annualized.
4	Annualized.
5	Total returns would have been lower had certain expenses not been reduced during the periods shown.
6	Assumes dividend reinvestment.
7	Does not take into consideration expense reductions during the periods shown.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial Highlights

8	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects special dividends received by the Fund which amounted to the following amounts:

	Per share	Percentage of average net assets
Class 1	$0.04	0.18%
Class NAV	$0.04	0.18%

9	Less than $0.01 per share.
10	The Portfolio turnover rates including the effect of “TBA” (to be announced) for the periods ended were as follows:

Fund	8/31/2008	8/31/2007
Core Bond	807%	623%

The year ended 8-31-2006 excludes the effect of TBA transactions.
11	Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Net assets, end of period (in millions)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Emerging Growth
CLASS 1
8-31-2008	18.18	0.28	(3.30)	(3.02)	(0.11)	(1.21)	—	(1.32)	13.84	(17.64)[2]		95		0.90		0.90		1.86	56
8-31-2007	18.34	0.04	3.15	3.19	(0.01)	(3.34)	—	(3.35)	18.18	19.20	[2]	128		0.88		0.88		0.21	44
8-31-2006[3]	16.35	(0.04)	2.03	1.99	—	—	—	—	18.34	12.17	[4]	120		0.98	[5]	0.98	[5]	(0.26)[5]	206	[4]
CLASS NAV
8-31-2008	18.19	0.27	(3.29)	(3.02)	(0.12)	(1.21)	—	(1.33)	13.84	(17.65)[2]		36		0.85		0.85		1.80	56
8-31-2007	18.34	0.05	3.15	3.20	(0.01)	(3.34)	—	(3.35)	18.19	19.27	[2]	71		0.83		0.83		0.28	44
8-31-2006[3]	16.35	(0.03)	2.02	1.99	—	—	—	—	18.34	12.17	[4]	51		0.93	[5]	0.93	[5]	(0.20)[5]	206	[4]
Emerging Markets Value
CLASS NAV
8-31-2008	11.02	0.24	(1.59)	(1.35)	(0.10)	(0.10)	—	(0.20)	9.47	(12.61)[2]		577		1.08		1.08		2.11	13
8-31-2007[6]	10.00	0.08	0.94	1.02	—	—	—	—	11.02	10.20	[4]	482		1.10	[5]	1.10	[5]	2.14 [5]	2	[4]
Emerging Small Company
CLASS 1
8-31-2008	31.14	(0.07)	(4.64)	(4.71)	—	—	—	—	26.43	(15.13)[8]		37		1.13	[9]	1.12		(0.23)	115
8-31-2007	28.97	(0.17)	5.39	5.22	—	(3.05)	—	(3.05)	31.14	19.30	[2,8]	48		1.07	[9]	1.07		(0.56)	88
8-31-2006[7]	28.17	(0.16)	0.96	0.80	—	—	—	—	28.97	2.84	[4,8]	52		1.30	[5,9]	1.13	[5]	(0.57)[5]	207	[4]
CLASS NAV
8-31-2008	31.15	(0.05)	(4.64)	(4.69)	—	—	—	—	26.46	(15.06)[8]		38		1.08	[9]	1.07		(0.17)	115
8-31-2007	28.97	(0.13)	5.36	5.23	—	(3.05)	—	(3.05)	31.15	19.34	[2,8]	7		1.02	[9]	1.02		(0.42)	88
8-31-2006[7]	29.40	(0.04)	(0.39)	(0.43)	—	—	—	—	28.97	(1.46)[4,8]		—	[10]	1.76	[5,9]	1.08	[5]	(0.71)[5]	207	[4]
Equity-Income
CLASS 1
8-31-2008	19.52	0.36	(2.52)	(2.16)	(0.32)	(0.93)	—	(1.25)	16.11	(11.83)[2,8]		163		0.89	[9]	0.86		2.06	30
8-31-2007	18.13	0.33	2.22	2.55	(0.30)	(0.86)	—	(1.16)	19.52	14.37	[2,8]	212		0.89	[9]	0.86		1.70	20
8-31-2006[3]	16.03	0.26	1.90	2.16	(0.06)	—	—	(0.06)	18.13	13.52	[2,4,8]	183		0.90	[5,9]	0.89	[5]	1.68 [5]	39	[4]
CLASS NAV
8-31-2008	19.51	0.37	(2.52)	(2.15)	(0.33)	(0.93)	—	(1.26)	16.10	(11.79)[2,8]		774		0.84	[9]	0.81		2.14	30
8-31-2007	18.11	0.34	2.22	2.56	(0.30)	(0.86)	—	(1.16)	19.51	14.46	[2,8]	711		0.84	[9]	0.81		1.75	20
8-31-2006[3]	16.01	0.27	1.89	2.16	(0.06)	—	—	(0.06)	18.11	13.54	[2,4,8]	535		0.85	[5,9]	0.84	[5]	1.75 [5]	39	[4]

1	Based on the average of the shares outstanding.
2	Assumes dividend reinvestment.
3	Class 1 and Class NAV shares began operations on 10-15-05.
4	Not annualized.
5	Annualized.
6	Class NAV shares began operations on 5-1-07.
7	Class 1 and Class NAV shares began operations on 10-15-05 and 6-26-06, respectively.
8	Total returns would have been lower had certain expenses not been reduced during the periods shown.
9	Does not take into consideration expense reductions during the periods shown.
10	Less than $500,000.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Net assets, end of period (in millions)	Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Portfolio turnover (%)
Fundamental Value
CLASS 1
8-31-2008	17.58	0.15	(2.04)	(1.89)	(0.17)	(0.15)	—	(0.32)	15.37	(10.97)[5]		74	0.85		0.85		0.88		14
8-31-2007	15.86	0.20	1.86	2.06	(0.13)	(0.21)	—	(0.34)	17.58	13.02	[5]	85	0.85		0.85		1.15		6
8-31-2006[2]	14.34	0.13	1.42	1.55	(0.03)	—	—	(0.03)	15.86	10.83	[3,5]	67	0.86	[4]	0.86	[4]	0.93	[4]	8	[3]
CLASS NAV
8-31-2008	17.56	0.15	(2.03)	(1.88)	(0.18)	(0.15)	—	(0.33)	15.35	(10.93)[5]		1,533	0.80		0.80		0.93		14
8-31-2007	15.83	0.21	1.86	2.07	(0.13)	(0.21)	—	(0.34)	17.56	13.12	[5]	946	0.80		0.80		1.21		6
8-31-2006[2]	14.31	0.13	1.42	1.55	(0.03)	—	—	(0.03)	15.83	10.87	[3,5]	695	0.81	[4]	0.81	[4]	1.00	[4]	8	[3]
Global Bond
CLASS 1
8-31-2008	14.81	0.67	0.47	1.14	(0.78)	(0.12)	—	(0.90)	15.05	7.73	[5]	74	0.88		0.88		4.28		975	[6]
8-31-2007	14.83	0.53	(0.04)[7]	0.49	(0.35)	(0.16)	—	(0.51)	14.81	3.40	[5]	42	0.86	[8]	0.86	[8]	3.64		272	[6]
8-31-2006[2]	14.56	0.44	(0.08)[7]	0.36	(0.09)	—	—	(0.09)	14.83	2.46	[3,5]	41	0.84	[4]	0.84	[4]	3.42	[4]	248	[3]
CLASS NAV
8-31-2008	14.78	0.68	0.47	1.15	(0.79)	(0.12)	—	(0.91)	15.02	7.81	[5]	509	0.83		0.83		4.37		975	[6]
8-31-2007	14.79	0.54	(0.03)[7]	0.51	(0.36)	(0.16)	—	(0.52)	14.78	3.51	[5]	754	0.81	[8]	0.81	[8]	3.68		272	[6]
8-31-2006[2]	14.52	0.45	(0.09)[7]	0.36	(0.09)	—	—	(0.09)	14.79	2.48	[3,5]	554	0.79	[4]	0.79	[4]	3.56	[4]	248	[3]
Global Real Estate
CLASS NAV
8-31-2008	11.37	0.18	(2.60)	(2.42)	(0.35)	(0.45)	—	(0.80)	8.15	(22.75)[5]		608	1.07		1.07		1.95		68
8-31-2007	10.30	0.18	1.34	1.52	(0.45)	—	—	(0.45)	11.37	14.70	[5]	465	1.08		1.08		1.54		97
8-31-2006[9]	10.00	0.06	0.24	0.30	—	—	—	—	10.30	3.00	[3]	355	1.09	[4]	1.09	[4]	1.65	[4]	87	[3]
High Income
CLASS NAV
8-31-2008	10.61	0.79	(2.24)	(1.45)	(0.74)	(0.44)	—	(1.18)	7.98	(14.76)[5]		447	0.72		0.72		8.80		53
8-31-2007	9.87	0.69	0.76	1.45	(0.69)	(0.02)	—	(0.71)	10.61	14.81	[5]	383	0.73		0.73		6.38		67
8-31-2006[9]	10.00	0.23	(0.25)	(0.02)	(0.11)	—	—	(0.11)	9.87	(0.14)[3,5]		289	0.77	[4]	0.77	[4]	6.73	[4]	76	[3]

1	Based on the average of the shares outstanding.
2	Class 1 and Class NAV shares began operations on 10-15-05.
3	Not annualized.
4	Annualized.
5	Assumes dividend reinvestment.
6	The Portfolio turnover rates including the effect of “TBA” (to be announced) for the periods ended were as follows:

Fund	8/31/2008	8/31/2007
Global Bond	1,190%	914%

The year ended 8-31-2006 excludes the effect of TBA transactions.
7
The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

8	Includes interest and fees on inverse floaters. Excluding this expense the ratio for Class 1 and Class NAV would have been 0.86% and 0.81,respectively.
9	Class NAV shares began operations on 4-28-06.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Net assets, end of period (in millions)	Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Portfolio turnover (%)
High Yield
CLASS 1
8-31-2008	9.92	0.84	(1.04)	(0.20)	(0.83)	(0.08)	—	(0.91)	8.81	(2.33)[5]		43	0.75		0.75		8.98		59
8-31-2007	10.12	0.77	(0.17)	0.60	(0.74)	(0.06)	—	(0.80)	9.92	6.02	[5]	48	0.75		0.75		7.48		77	[6]
8-31-2006[2]	10.10	0.65	(0.03)	0.62	(0.60)	—	—	(0.60)	10.12	6.41	[3,5]	44	0.76	[4]	0.76	[4]	7.22	[4]	83	[3]
CLASS NAV
8-31-2008	9.87	0.84	(1.03)	(0.19)	(0.83)	(0.08)	—	(0.91)	8.77	(2.18)[5]		1,511	0.70		0.70		9.04		59
8-31-2007	10.08	0.77	(0.17)	0.60	(0.75)	(0.06)	—	(0.81)	9.87	6.00	[5]	1,547	0.70		0.70		7.55		77	[6]
8-31-2006[2]	10.06	0.66	(0.03)	0.63	(0.61)	—	—	(0.61)	10.08	6.49	[3,5]	1,144	0.71	[4]	0.71	[4]	7.36	[4]	83	[3]
Index 500
CLASS NAV
8-31-2008	10.80	0.17	(1.42)	(1.25)	(0.05)	(0.03)	—	(0.08)	9.47	(11.69)[5]		961	0.49		0.49		1.71		2
8-31-2007[7]	10.00	0.17	0.67	0.84	(0.04)	—	—	(0.04)	10.80	8.41	[3,5,8]	83	0.58	[4,9]	0.51	[4]	1.93	[4]	3	[3]
International Equity Index
CLASS NAV
8-31-2008	22.51	0.57	(3.39)	(2.82)	(0.58)	(0.58)	—	(1.16)	18.53	(13.58)[5]		494	0.56		0.56		2.68		10
8-31-2007	18.97	0.47	3.64	4.11	(0.35)	(0.22)	—	(0.57)	22.51	21.97	[5]	421	0.56		0.56		2.23		15
8-31-2006[10]	15.59	0.41	3.17	3.58	(0.20)	—	—	(0.20)	18.97	23.16	[3,5]	308	0.58	[4]	0.58	[4]	2.78	[4]	11	[3]
International Opportunities
CLASS 1
8-31-2008	19.32	0.24	(1.67)	(1.43)	(0.25)	(2.48)	—	(2.73)	15.16	(10.51)[5]		32	1.04		1.04		1.36		111
8-31-2007	16.13	0.25	3.19	3.44	(0.05)	(0.20)	—	(0.25)	19.32	21.48	[5]	23	1.04		1.04		1.40		127
8-31-2006[2]	13.71	0.11	3.01	3.12	(0.70)	—	—	(0.70)	16.13	23.36	[3,5,11]	9	1.07	[4]	1.07	[4]	0.78	[4]	99	[3]
CLASS NAV
8-31-2008	19.36	0.25	(1.68)	(1.43)	(0.26)	(2.48)	—	(2.74)	15.19	(10.50)[5]		844	0.99		0.99		1.38		111
8-31-2007	16.16	0.24	3.21	3.45	(0.05)	(0.20)	—	(0.25)	19.36	21.51	[5]	764	0.99		0.99		1.34		127
8-31-2006[2]	13.72	0.10	3.04	3.14	(0.70)	—	—	(0.70)	16.16	23.51	[3,5,11]	552	1.02	[4]	1.02	[4]	0.73	[4]	99	[3]

1	Based on the average of the shares outstanding.
2	Class 1 and Class NAV shares began operations on 10-15-05.
3	Not annualized.
4	Annualized.
5	Assumes dividend reinvestment.
6	The Portfolio turnover rates including the effect of “TBA” (to be announced) for the periods ended were as follows:

Fund	8/31/2007
High Yield	80%

The year ended 8-31-2006 excludes the effect of TBA transactions.
7	Class NAV shares began operations on 10-27-06.
8	Total returns would have been lower had certain expenses not been reduced during the periods shown.
9	Does not take into consideration expense reductions during the periods shown.
10	Class NAV shares began operations on 10-29-05.
11
The Adviser/Subadviser voluntarily reimbursed Class 1 and Class NAV $11,316 and $3,937,220, respectively, for a potential lost investment opportunity. Excluding these reimbursements, the total return would have been 23.19% for Class 1 and 22.62% for Class NAV.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Net assets, end of period (in millions)	Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Portfolio turnover (%)
International Small Cap
CLASS 1
8-31-2008	24.53	0.31	(5.42)	(5.11)	(0.63)	(3.08)	—	(3.71)	15.71	(23.67)[5]		47	1.18		1.18		1.61		29
8-31-2007	20.95	0.28	6.44	6.72	(0.28)	(2.86)	—	(3.14)	24.53	34.99	[5]	81	1.16		1.16		1.24		26
8-31-2006[2]	18.48	0.27	2.24	2.51	(0.04)	—	—	(0.04)	20.95	13.58	[3,5]	37	1.18	[4]	1.18	[4]	1.55	[4]	89	[3]
CLASS NAV
8-31-2008	24.53	0.34	(5.42)	(5.08)	(0.65)	(3.08)	—	(3.73)	15.72	(23.58)[5]		295	1.13		1.13		1.79		29
8-31-2007	20.95	0.26	6.46	6.72	(0.28)	(2.86)	—	(3.14)	24.53	35.01	[5]	376	1.11		1.11		1.16		26
8-31-2006[2]	18.45	0.25	2.29	2.54	(0.04)	—	—	(0.04)	20.95	13.80	[3,5]	359	1.13	[4]	1.13	[4]	1.43	[4]	89	[3]
International Small Company
CLASS NAV
8-31-2008	11.53	0.16	(2.19)	(2.03)	(0.15)	(0.86)	—	(1.01)	8.49	(19.32)[5]		404	1.10		1.10		1.66		11
8-31-2007	9.33	0.12	2.14	2.26	(0.06)	—	—	(0.06)	11.53	24.30	[5]	250	1.11		1.11		1.06		32
8-31-2006[6]	10.00	0.04	(0.71)	(0.67)	—	—	—	—	9.33	(6.70)[3]		221	1.14	[4]	1.14	[4]	1.37	[4]	57	[3]
International Value
CLASS 1
8-31-2008	19.73	0.55	(3.25)	(2.70)	(0.36)	(0.99)	—	(1.35)	15.68	(15.08)[5,7]		372	0.99	[8]	0.98		3.07		21
8-31-2007	17.91	0.45	2.93	3.38	(0.46)	(1.10)	—	(1.56)	19.73	19.45	[5,7]	162	1.00	[8]	0.98		2.32		24
8-31-2006[2]	15.20	0.46	2.30	2.76	(0.05)	—	—	(0.05)	17.91	18.22	[3,5,7]	134	1.01	[4,8]	0.99	[4]	3.17	[4]	59	[3]
CLASS NAV
8-31-2008	19.70	0.53	(3.23)	(2.70)	(0.37)	(0.99)	—	(1.36)	15.64	(15.09)[5,7]		1,053	0.94	[8]	0.92		2.94		21
8-31-2007	17.88	0.47	2.91	3.38	(0.46)	(1.10)	—	(1.56)	19.70	19.50	[5,7]	1,081	0.95	[8]	0.93		2.42		24
8-31-2006[2]	15.16	0.47	2.30	2.77	(0.05)	—	—	(0.05)	17.88	18.35	[3,5,7]	836	0.96	[4,8]	0.94	[4]	3.21	[4]	59	[3]
Investment Quality Bond
CLASS 1
8-31-2008	11.70	0.54	(0.02)	0.52	(0.60)	—	—	(0.60)	11.62	4.52	[5]	54	0.76		0.76		4.61		81
8-31-2007	11.76	0.56	(0.04)	0.52	(0.58)	— [9]	—	(0.58)	11.70	4.49	[5]	43	0.78		0.78		4.77		37
8-31-2006[2]	11.84	0.46	(0.16)	0.30	(0.38)	—	—	(0.38)	11.76	2.64	[3,5]	35	0.84	[4]	0.84	[4]	4.42	[4]	35	[3]
CLASS NAV
8-31-2008	11.69	0.55	(0.02)	0.53	(0.61)	—	—	(0.61)	11.61	4.57	[5]	149	0.71		0.71		4.66		81
8-31-2007	11.75	0.56	(0.04)	0.52	(0.58)	— [9]	—	(0.58)	11.69	4.56	[5]	123	0.73		0.73		4.83		37
8-31-2006[2]	11.83	0.46	(0.16)	0.30	(0.38)	—	—	(0.38)	11.75	2.68	[3,5]	93	0.79	[4]	0.79	[4]	4.51	[4]	35	[3]

1	Based on the average of the shares outstanding.
2	Class 1 and Class NAV shares began operations on 10-15-05.
3	Not annualized.
4	Annualized.
5	Assumes dividend reinvestment.
6	Class NAV shares began operations on 4-28-06.
7	Total returns would have been lower had certain expenses not been reduced during the periods shown.
8	Does not take into consideration expense reductions during the periods shown.
9	Less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Net assets, end of period (in millions)	Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Portfolio turnover (%)
Large Cap
CLASS 1
8-31-2008	16.12	0.18		(2.06)	(1.88)	(0.14)	(0.41)	—	(0.55)	13.69	(12.04)[5]		26	0.80		0.80		1.20		55
8-31-2007	14.67	0.19		1.78	1.97	(0.13)	(0.39)	—	(0.52)	16.12	13.59	[5]	31	0.81		0.81		1.15		29
8-31-2006[2]	13.26	0.11		1.31	1.42	(0.01)	—	—	(0.01)	14.67	10.73	[3,5]	2	0.93	[4]	0.93	[4]	0.86	[4]	24	[3]
CLASS NAV
8-31-2008	16.13	0.18		(2.05)	(1.87)	(0.15)	(0.41)	—	(0.56)	13.70	(11.99)[5]		363	0.75		0.75		1.26		55
8-31-2007	14.67	0.18		1.80	1.98	(0.13)	(0.39)	—	(0.52)	16.13	13.67	[5]	348	0.76		0.76		1.11		29
8-31-2006[2]	13.26	0.12		1.31	1.43	(0.02)	—	—	(0.02)	14.67	10.79	[3,5]	192	0.88	[4]	0.88	[4]	0.95	[4]	24	[3]
Large Cap Value
CLASS 1
8-31-2008	25.90	0.26		(3.30)	(3.04)	(0.22)	(0.65)	—	(0.87)	21.99	(12.16)[5]		109	0.88		0.88		1.08		62
8-31-2007	22.97	0.24		2.83	3.07	(0.14)	—	—	(0.14)	25.90	13.39	[5]	130	0.91		0.91		0.96		63
8-31-2006[2]	20.31	0.23		2.48	2.71	(0.05)	—	—	(0.05)	22.97	13.33	[3,5]	105	0.98	[4]	0.98	[4]	1.24	[4]	54	[3]
CLASS NAV
8-31-2008	25.95	0.28		(3.31)	(3.03)	(0.24)	(0.65)	—	(0.89)	22.03	(12.13)[5]		621	0.83		0.83		1.18		62
8-31-2007	23.01	0.26		2.82	3.08	(0.14)	—	—	(0.14)	25.95	13.42	[5]	412	0.86		0.86		1.00		63
8-31-2006[2]	20.33	0.17		2.56	2.73	(0.05)	—	—	(0.05)	23.01	13.43	[3,5]	234	0.89	[4]	0.89	[4]	0.89	[4]	54	[3]
Mid Cap Index
CLASS NAV
8-31-2008	21.18	0.18		(1.05)	(0.87)	(0.26)	(1.68)	—	(1.94)	18.37	(4.61)[5]		332	0.49		0.49		0.93		48
8-31-2007	18.37	0.27	[7]	2.65	2.92	(0.08)	(0.03)	—	(0.11)	21.18	15.93	[5]	428	0.51		0.51		1.32	[7]	64
8-31-2006[6]	16.85	0.17		1.38	1.55	(0.03)	—	—	(0.03)	18.37	9.20	[3,5,8]	172	0.56	[4,9]	0.56	[4]	1.14	[4]	10	[3]
Mid Cap Intersection
CLASS NAV
8-31-2008	9.59	—	[11]	(1.02)	(1.02)	(0.01)	—	—	(0.01)	8.56	(10.68)[5]		242	0.91		0.91		0.04		82
8-31-2007[10]	10.00	0.01		(0.42)	(0.41)	—	—	—	—	9.59	(4.10)[3]		334	0.94	[4]	0.94	[4]	0.19	[4]	59	[3]

1	Based on the average of the shares outstanding.
2	Class 1 and Class NAV shares began operations on 10-15-05.
3	Not annualized.
4	Annualized.
5	Assumes dividend reinvestment.
6	Class NAV shares began operations on 10-29-05.
7	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects special dividends received by the Fund which amounted to the following amounts:

	Per share	Percentage of average net assets
Class NAV	$0.06	0.28%

8	Total returns would have been lower had certain expenses not been reduced during the periods shown.
9	Does not take into consideration expense reductions during the periods shown.
10	Class NAV shares began operations on 5-1-07.
11	Less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Net assets, end of period (in millions)	Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Portfolio turnover (%)
Mid Cap Stock
CLASS 1
8-31-2008	19.00	(0.03)	(0.74)	(0.77)	—	(1.33)	—	(1.33)	16.90	(4.91)[5]		379	0.93		0.93		(0.16)		125
8-31-2007	15.81	0.03 [6]	3.96	3.99	(0.06)	(0.74)	—	(0.80)	19.00	25.91	[5]	136	0.93		0.93		0.18	[6]	114
8-31-2006[2]	13.86	(0.04)	2.01	1.97	—	(0.02)	—	(0.02)	15.81	14.20	[3,5,7]	107	0.96	[4]	0.96	[4]	(0.30)[4]		104	[3]
CLASS NAV
8-31-2008	19.03	(0.01)	(0.76)	(0.77)	— [8]	(1.33)	—	(1.33)	16.93	(4.90)[5]		348	0.88		0.88		(0.08)		125
8-31-2007	15.83	0.03 [6]	3.97	4.00	(0.06)	(0.74)	—	(0.80)	19.03	25.95	[5]	366	0.88		0.88		0.19	[6]	114
8-31-2006[2]	13.87	(0.04)	2.02	1.98	—	(0.02)	—	(0.02)	15.83	14.27	[3,5,7]	194	0.91	[4]	0.91	[4]	(0.26)[4]		104	[3]
Mid Cap Value
8-31-2008	21.05	0.18	(3.60)	(3.42)	(0.15)	(0.98)	—	(1.13)	16.50	(17.03)[5]		83	0.96		0.96		1.00		36
8-31-2007	18.87	0.13	2.98	3.11	(0.14)	(0.79)	—	(0.93)	21.05	16.76	[5]	113	0.96		0.96		0.63		33
8-31-2006[2]	17.65	0.11	1.15	1.26	(0.03)	(0.01)	—	(0.04)	18.87	7.11	[3,5]	93	0.97	[4]	0.97	[4]	0.63	[4]	74	[3]
CLASS NAV
8-31-2008	21.05	0.19	(3.60)	(3.41)	(0.16)	(0.98)	—	(1.14)	16.50	(16.99)[5]		116	0.91		0.91		1.05		36
8-31-2007	18.86	0.15	2.98	3.13	(0.15)	(0.79)	—	(0.94)	21.05	16.83	[5]	163	0.91		0.91		0.69		33
8-31-2006[2]	17.63	0.12	1.15	1.27	(0.03)	(0.01)	—	(0.04)	18.86	7.18	[3,5]	50	0.92	[4]	0.92	[4]	0.70	[4]	74	[3]
Mid Cap Value Equity
CLASS NAV
8-31-2008	11.42	0.07	(1.31)	(1.24)	(0.11)	(0.21)	—	(0.32)	9.86	(11.17)[5]		91	0.97		0.97		0.69		53
8-31-2007	9.65	0.13	1.70	1.83	(0.06)	—	—	(0.06)	11.42	18.99	[5]	129	0.94		0.94		1.22		26
8-31-2006[9]	10.00	0.03	(0.38)	(0.35)	—	—	—	—	9.65	(3.50)[3]		98	1.02	[4]	1.02	[4]	0.79	[4]	24	[3]
Natural Resources
CLASS 1
8-31-2008	42.52	0.18	3.88	4.06	(0.23)	(11.20)	—	(11.43)	35.15	7.02	[5]	171	1.11		1.11		0.44		34
8-31-2007	35.71	0.22	8.52	8.74	(0.34)	(1.59)	—	(1.93)	42.52	25.57	[5]	111	1.14		1.14		0.58		54
8-31-2006[2]	28.70	0.34	6.70	7.04	(0.03)	—	—	(0.03)	35.71	24.55	[3,5]	81	1.12	[4]	1.12	[4]	1.13	[4]	71	[3]
CLASS NAV
8-31-2008	42.39	0.19	3.88	4.07	(0.25)	(11.20)	—	(11.45)	35.01	7.08	[5]	500	1.06		1.06		0.45		34
8-31-2007	35.60	0.24	8.48	8.72	(0.34)	(1.59)	—	(1.93)	42.39	25.61	[5]	731	1.09		1.09		0.64		54
8-31-2006[2]	28.60	0.33	6.71	7.04	(0.04)	—	—	(0.04)	35.60	24.62	[3,5]	692	1.07	[4]	1.07	[4]	1.11	[4]	71	[3]

1	Based on the average of the shares outstanding.
2	Class 1 and Class NAV shares began operations on 10-15-05.
3	Not annualized.
4	Annualized.
5	Assumes dividend reinvestment.
6	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects special dividends received by the Fund which amounted to the following amounts:

	Per share	Percentage of average net assets
Class 1	$0.07	0.42%
Class NAV	$0.06	0.35%

7
The Adviser/Subadviser voluntarily paid Class 1 and Class NAV $510,149 and $847,342, respectively, for a potential lost investment opportunity. Excluding these payments, the total return would have been 13.67% for Class 1 and 13.77% for Class NAV.

8	Less than $0.01 per share.
9	Class NAV shares began operations on 4-28-06.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Net assets, end of period (in millions)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Portfolio turnover (%)
Optimized All Cap
CLASS A
8-31-2008	11.91	0.11		(1.75)	(1.64)	(0.07)	(1.23)	—	(1.30)	8.97	(15.38)[2,3]		1		2.03	[4]	1.10		1.06		183
8-31-2007	10.11	0.09	[5]	1.77	1.86	(0.05)	(0.01)	—	(0.06)	11.91	18.45	[2,3]	1		2.03	[4]	1.10		0.76	[5]	148
8-31-2006[6]	10.00	0.02		0.09	0.11	—	—	—	—	10.11	1.10	[2,3,7]	1		5.94	[4,8]	1.07	[8]	1.70	[8]	21	[7]
CLASS B
8-31-2008	11.86	0.04		(1.75)	(1.71)	(0.01)	(1.23)	—	(1.24)	8.91	(15.97)[2,3]		1		2.73	[4]	1.80		0.36		183
8-31-2007	10.11	0.01	[5]	1.76	1.77	(0.01)	(0.01)	—	(0.02)	11.86	17.57	[2,3]	1		2.72	[4]	1.80		0.06	[5]	148
8-31-2006[6]	10.00	0.01		0.10	0.11	—	—	—	—	10.11	1.10	[2,3,7]	1		6.63	[4,8]	1.75	[8]	1.02	[8]	21	[7]
CLASS C
8-31-2008	11.86	0.04		(1.75)	(1.71)	(0.01)	(1.23)	—	(1.24)	8.91	(15.97)[2,3]		1		2.73	[4]	1.80		0.36		183
8-31-2007	10.11	0.01	[5]	1.76	1.77	(0.01)	(0.01)	—	(0.02)	11.86	17.57	[2,3]	1		2.72	[4]	1.80		0.06	[5]	148
8-31-2006[6]	10.00	0.01		0.10	0.11	—	—	—	—	10.11	1.10	[2,3,7]	1		6.63	[4,8]	1.75	[8]	1.02	[8]	21	[7]
CLASS I
8-31-2008	11.93	0.14		(1.75)	(1.61)	(0.09)	(1.23)	—	(1.32)	9.00	(15.08)[2,3]		1		1.73	[4]	0.80		1.36		183
8-31-2007	10.12	0.12	[5]	1.76	1.88	(0.06)	(0.01)	—	(0.07)	11.93	18.70	[2,3]	2		1.73	[4]	0.80		1.06	[5]	148
8-31-2006[6]	10.00	0.02		0.10	0.12	—	—	—	—	10.12	1.20	[2,3,7]	1		5.66	[4,8]	0.78	[8]	1.99	[8]	21	[7]
CLASS NAV
8-31-2008[9]	9.36	0.03		(0.39)	(0.36)	—	—	—	—	9.00	(3.85)[3,7]		—	[17]	2.47	[4,8]	0.81	[8]	1.46	[8]	183	[7]
Real Estate Equity
CLASS NAV
8-31-2008	10.82	0.20		(1.24)	(1.04)	(0.12)	(1.14)	—	(1.26)	8.52	(9.91)[3,10]		264		0.91	[4]	0.87		2.20		27
8-31-2007	10.99	0.28		(0.12)[12]	0.16	(0.17)	(0.16)	—	(0.33)	10.82	1.28	[3,10]	254		0.90	[4]	0.87		2.41		55
8-31-2006[11]	10.00	0.08		0.91	0.99	—	—	—	—	10.99	9.90	[3,7]	275		0.92	[4,8]	0.90	[8]	2.29	[8]	50	[7]
Real Estate Securities
CLASS 1
8-31-2008	17.80	0.32		(1.57)	(1.25)	(0.30)	(2.65)	—	(2.95)	13.60	(7.58)[10]		113		0.82		0.82		2.18		74
8-31-2007	29.94	0.50		1.52	2.02	(0.93)	(13.23)	—	(14.16)	17.80	4.30	[10]	145		0.80		0.80		2.25		87
8-31-2006[13]	23.03	0.64		6.46	7.10	(0.16)	(0.03)	—	(0.19)	29.94	30.96	[7,10]	171		0.82	[8]	0.82	[8]	2.76	[8]	199	[7]
Real Return Bond
CLASS 1
8-31-2008	13.17	0.60		1.03	1.63	(0.65)	—	—	(0.65)	14.15	12.64	[10]	46		0.80		0.80		4.26		992	[15]
8-31-2007	13.41	0.55		(0.29)	0.26	(0.46)	(0.04)	—	(0.50)	13.17	1.97	[3,10]	19		0.79	[4]	0.79		4.16		197	[15]
8-31-2006[14]	13.52	0.53		(0.24)	0.29	(0.40)	— [16]	—	(0.40)	13.41	2.27	[7,10]	17		0.80	[8]	0.80	[8]	4.52	[8]	216	[7]
CLASS NAV
8-31-2008	13.07	0.60		1.02	1.62	(0.66)	—	—	(0.66)	14.03	12.63	[10]	819		0.75		0.75		4.30		992	[15]
8-31-2007	13.32	0.59		(0.34)	0.25	(0.46)	(0.04)	—	(0.50)	13.07	1.95	[3,10]	951		0.74	[4]	0.74		4.53		197	[15]
8-31-2006[14]	13.43	0.55		(0.26)	0.29	(0.40)	— [16]	—	(0.40)	13.32	2.32	[7,10]	684		0.75	[8]	0.75	[8]	4.75	[8]	216	[7]

1	Based on the average of the shares outstanding.
2	Assumes dividend reinvestment and does not reflect the effect of sales charges for Class A, Class B and Class C shares.
3	Total returns would have been lower had certain expenses not been reduced during the periods shown.
4	Does not take into consideration expense reductions during the periods shown.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial Highlights

5	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects special dividends received by the Fund which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.02	0.22%
Class B	$0.02	0.22%
Class C	$0.02	0.22%
Class I	$0.03	0.22%

6	Class A, Class B, Class C and Class I shares began operations on 7-28-06.
7	Not annualized.
8	Annualized.
9	Class NAV shares began operations on 6-12-08.
10	Assumes dividend reinvestment.
11	Class NAV shares began operations on 4-28-06.
12
The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

13	Class 1 shares began operations on 10-15-05.
14	Class 1 and Class NAV shares began operations on 10-15-05.
15	The Portfolio turnover rates including the effect of “TBA” (to be announced) for the periods ended were as follows:

Fund	8/31/2008	8/31/2007
Real Return Bond	1,192%	230%

The year ended 8-31-2006 excludes the effect of TBA transactions.
16	Less than $0.01 per share.
17	Less than $500,000.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Net assets, end of period (in millions)	Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Small Cap
CLASS 1
8-31-2008	15.83	0.01	(1.58)	(1.57)	(0.01)	(2.14)	—	(2.15)	12.11	(11.25)[5]		2	0.97		0.97		0.10	98
8-31-2007	14.02	(0.03)	1.84	1.81	—	—	—	—	15.83	12.91		1	0.95		0.95		(0.19)	109
8-31-2006[2]	13.60	(0.03)	0.45	0.42	—	—	—	—	14.02	3.09	[3]	1	0.96	[4]	0.96	[4]	(0.27)[4]	53	[3]
CLASS NAV
8-31-2008	15.86	0.02	(1.58)	(1.56)	(0.02)	(2.14)	—	(2.16)	12.14	(11.22)[5]		126	0.92		0.92		0.19	98
8-31-2007	14.04	(0.02)	1.84	1.82	—	—	—	—	15.86	12.96		168	0.90		0.90		(0.16)	109
8-31-2006[2]	13.61	(0.03)	0.46	0.43	—	—	—	—	14.04	3.16	[3]	240	0.91	[4]	0.91	[4]	(0.27)[4]	53	[3]
Small Cap Index
CLASS NAV
8-31-2008	17.03	0.19	(1.04)	(0.85)	(0.30)	(2.92)	—	(3.22)	12.96	(5.60)[5,7]		125	0.56	[8]	0.56		1.39	86
8-31-2007	15.95	0.20	1.50	1.70	(0.13)	(0.49)	—	(0.62)	17.03	10.70	[5,7]	89	0.54	[8]	0.54		1.19	40
8-31-2006[6]	14.05	0.12	1.80	1.92	(0.02)	—	—	(0.02)	15.95	13.69	[3,5,7]	125	0.58	[4,8]	0.56	[4]	0.92 [4]	40	[3]
Small Cap Opportunities
CLASS 1
8-31-2008	23.45	0.35	(4.53)	(4.18)	(0.33)	(0.07)	—	(0.40)	18.87	(18.09)[5]		25	1.11		1.11		1.62	81
8-31-2007	23.24	0.32	0.83	1.15	(0.31)	(0.63)	—	(0.94)	23.45	4.85	[5]	35	1.09		1.09		1.32	48
8-31-2006[2]	21.36	0.21	1.72	1.93	(0.05)	— [9]	—	(0.05)	23.24	9.04	[3,5]	30	1.10	[4]	1.10	[4]	1.01 [4]	59	[3]
CLASS NAV
8-31-2008	23.35	0.47	(4.62)	(4.15)	(0.34)	(0.07)	—	(0.41)	18.79	(18.04)[5]		97	1.06		1.06		1.68	81
8-31-2007	23.14	0.34	0.81	1.15	(0.31)	(0.63)	—	(0.94)	23.35	4.88	[5]	194	1.04		1.04		1.37	48
8-31-2006[2]	21.26	0.22	1.71	1.93	(0.05)	— [9]	—	(0.05)	23.14	9.09	[3,5]	217	1.05	[4]	1.05	[4]	1.05 [4]	59	[3]
Small Company
CLASS 1
8-31-2008	16.82	(0.03)	(1.91)	(1.94)	—	(1.01)	—	(1.01)	13.87	(11.92)[5]		4	1.30		1.30		(0.23)	145
8-31-2007	15.42	(0.04)	1.44	1.40	—	—	—	—	16.82	9.08		5	1.25		1.25		(0.24)	160
8-31-2006[2]	15.15	(0.06)	0.33	0.27	—	—	—	—	15.42	1.78	[3]	6	1.34	[4]	1.34	[4]	(0.40)[4]	110	[3]
CLASS NAV
8-31-2008	16.85	(0.03)	(1.91)	(1.94)	— [9]	(1.01)	—	(1.01)	13.90	(11.90)[5]		60	1.25		1.25		(0.17)	145
8-31-2007	15.44	(0.03)	1.44	1.41	—	—	—	—	16.85	9.13		93	1.20		1.20		(0.20)	160
8-31-2006[2]	15.16	(0.04)	0.32	0.28	—	—	—	—	15.44	1.85	[3]	87	1.29	[4]	1.29	[4]	(0.31)[4]	110	[3]

1	Based on the average of the shares outstanding.
2	Class 1 and Class NAV shares began operations on 10-15-05.
3	Not annualized.
4	Annualized.
5	Assumes dividend reinvestment.
6	Class NAV shares began operations on 10-29-05.
7	Total returns would have been lower had certain expenses not been reduced during the periods shown.
8	Does not take into consideration expense reductions during the periods shown.
9	Less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Net assets, end of period (in millions)	Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Portfolio turnover (%)
Small Company Growth
CLASS NAV
8-31-2008	13.09	(0.07)	(0.77)	(0.84)	—	(0.30)	—	(0.30)	11.95	(6.57)[5]		169	1.10		1.10		(0.54)		38
8-31-2007	11.09	(0.09)	2.29	2.20	—	(0.20)	—	(0.20)	13.09	20.04	[5]	208	1.11		1.11		(0.68)		39
8-31-2006[2]	10.00	(0.08)	1.17	1.09	—	—	—	—	11.09	10.90	[3]	74	1.16	[4]	1.16	[4]	(0.83)[4]		49	[3]
Small Company Value
CLASS 1
8-31-2008	25.81	0.13	0.12	0.25	(0.04)	(1.11)	—	(1.15)	24.91	1.15	[5,7]	134	1.12	[8]	1.07		0.52		22
8-31-2007	23.66	0.05	2.54	2.59	(0.07)	(0.37)	—	(0.44)	25.81	10.98	[5,7]	144	1.11	[8]	1.06		0.20		18
8-31-2006[6]	21.09	0.10	2.52	2.62	(0.05)	—	—	(0.05)	23.66	12.41	[3,5,7]	149	1.12	[4,8]	1.10	[4]	0.46	[4]	12	[3]
CLASS NAV
8-31-2008	25.79	0.14	0.12	0.26	(0.05)	(1.11)	—	(1.16)	24.89	1.20	[5,7]	418	1.07	[8]	1.02		0.58		22
8-31-2007	23.63	0.06	2.54	2.60	(0.07)	(0.37)	—	(0.44)	25.79	11.04	[5,7]	319	1.06	[8]	1.01		0.25		18
8-31-2006[6]	21.06	0.11	2.51	2.62	(0.05)	—	—	(0.05)	23.63	12.44	[3,5,7]	239	1.07	[4,8]	1.05	[4]	0.53	[4]	12	[3]
Spectrum Income
CLASS NAV
8-31-2008	10.51	0.48	(0.26)	0.22	(0.50)	(0.14)	—	(0.64)	10.09	2.06	[5,7]	1,065	0.86	[8]	0.83		4.62		67	[9]
8-31-2007	10.27	0.47	0.24	0.71	(0.45)	(0.02)	—	(0.47)	10.51	7.00	[5,7]	979	0.88	[8]	0.86		4.46		73	[9]
8-31-2006[2]	10.00	0.35	0.19	0.54	(0.27)	—	—	(0.27)	10.27	5.47	[3,5,7]	764	0.94	[4,8]	0.93	[4]	4.15	[4]	123	[3]
Strategic Bond
CLASS 1
8-31-2008	11.56	0.71	(1.12)	(0.41)	(0.68)	—	—	(0.68)	10.47	(3.74)[5]		38	0.80		0.80		6.32		154	[9]
8-31-2007	11.79	0.65	(0.25)	0.40	(0.63)	— [10]	—	(0.63)	11.56	3.36	[5]	45	0.81		0.81		5.47		91	[9]
8-31-2006[6]	11.85	0.51	(0.04)	0.47	(0.53)	— [10]	—	(0.53)	11.79	4.18	[3,5]	42	0.82	[4]	0.82	[4]	4.88	[4]	192	[3]
CLASS NAV
8-31-2008	11.54	0.71	(1.12)	(0.41)	(0.68)	—	—	(0.68)	10.45	(3.70)[5]		470	0.75		0.75		6.41		154	[9]
8-31-2007	11.77	0.65	(0.24)	0.41	(0.64)	— [10]	—	(0.64)	11.54	3.44	[5]	424	0.76		0.76		5.54		91	[9]
8-31-2006[6]	11.83	0.51	(0.04)	0.47	(0.53)	— [10]	—	(0.53)	11.77	4.22	[3,5]	270	0.77	[4]	0.77	[4]	4.88	[4]	192	[3]

1	Based on the average of the shares outstanding.
2	Class NAV shares began operations on 10-29-05.
3	Not annualized.
4	Annualized.
5	Assumes dividend reinvestment.
6	Class 1 and Class NAV shares began operations on 10-15-05.
7	Total returns would have been lower had certain expenses not been reduced during the periods shown.
8	Does not take into consideration expense reductions during the periods shown.
9	The Portfolio turnover rates including the effect of “TBA” (to be announced) for the periods ended were as follows:

Fund	8-31-2008	8-31-2007
Spectrum Income	114%	110%
Strategic Bond	394%	442%

The year ended 8-31-2006 excludes the effect of TBA transactions.
10	Less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Net assets, end of period (in millions)	Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Portfolio turnover (%)
Strategic Income
CLASS NAV
8-31-2008	10.06	0.62	(0.25)	0.37	(0.41)	—	—	(0.41)	10.02	3.67	[5]	463	0.76		0.76		6.03		55
8-31-2007	10.06	0.51	(0.12)	0.39	(0.39)	—	—	(0.39)	10.06	4.01	[5]	423	0.78		0.78		5.15		97	[6]
8-31-2006[2]	10.00	0.14	(0.01)	0.13	(0.07)	—	—	(0.07)	10.06	1.37	[3,5]	281	0.86	[4]	0.86	[4]	4.18	[4]	65	[3]
Total Bond Market
CLASS NAV
8-31-2008	10.02	0.46	0.08	0.54	(0.49)	—	—	(0.49)	10.07	5.54	[5,8]	60	0.61	[9]	0.57		4.56		97
8-31-2007[7]	10.00	0.40	(0.05)	0.35	(0.33)	—	—	(0.33)	10.02	3.54	[3,5,8]	54	0.62	[4,9]	0.56	[4]	4.66	[4]	101	[3]
Total Return
CLASS 1
8-31-2008	13.79	0.61	0.44	1.05	(0.68)	(0.05)	—	(0.73)	14.11	7.78	[5,8]	160	0.79	[9]	0.79		4.32		121	[6]
8-31-2007	13.78	0.64	(0.06)	0.58	(0.54)	(0.03)	—	(0.57)	13.79	4.26	[5]	126	0.83	[10,11]	0.83	[10,11]	4.67		349	[6]
8-31-2006[12]	13.70	0.46	(0.04)	0.42	(0.34)	—	—	(0.34)	13.78	3.14	[3,5]	118	0.82	[4]	0.82	[4]	3.85	[4]	398	[3]
CLASS NAV
8-31-2008	13.75	0.62	0.45	1.07	(0.69)	(0.05)	—	(0.74)	14.08	7.93	[5,8]	1,680	0.74	[9]	0.74		4.37		121	[6]
8-31-2007	13.75	0.65	(0.08)	0.57	(0.54)	(0.03)	—	(0.57)	13.75	4.26	[5]	1,400	0.78	[10,11]	0.78	[10,11]	4.77		349	[6]
8-31-2006[12]	13.67	0.47	(0.05)	0.42	(0.34)	—	—	(0.34)	13.75	3.18	[3,5]	1,041	0.77	[4]	0.77	[4]	3.95	[4]	398	[3]
U.S. Government Securities
CLASS 1
8-31-2008	13.43	0.51	(0.72)	(0.21)	(0.55)	—	—	(0.55)	12.67	(1.67)[5]		41	0.77		0.77		3.86		50	[6]
8-31-2007	13.59	0.62	(0.14)	0.48	(0.62)	(0.02)	—	(0.64)	13.43	3.62	[5]	43	0.76		0.76		4.54		59	[6]
8-31-2006[12]	13.54	0.44	(0.07)	0.37	(0.32)	— [13]	—	(0.32)	13.59	2.87	[3,5]	43	0.78	[4]	0.78	[4]	3.67	[4]	100	[3]
CLASS NAV
8-31-2008	13.40	0.51	(0.71)	(0.20)	(0.56)	—	—	(0.56)	12.64	(1.62)[5]		159	0.72		0.72		3.90		50	[6]
8-31-2007	13.56	0.62	(0.13)	0.49	(0.63)	(0.02)	—	(0.65)	13.40	3.69	[5]	154	0.71		0.71		4.58		59	[6]
8-31-2006[12]	13.51	0.44	(0.06)	0.38	(0.33)	— [13]	—	(0.33)	13.56	2.91	[3,5]	161	0.73	[4]	0.73	[4]	3.75	[4]	100	[3]

1	Based on the average of the shares outstanding.
2	Class NAV shares began operations on 4-28-06.
3	Not annualized.
4	Annualized.
5	Assumes dividend reinvestment.
6	The Portfolio turnover rates including the effect of “TBA” (to be announced) for the periods ended were as follows:

Fund	8-31-2008	8-31-2007
Strategic Income	61%	106%
Total Return	440%	443%
U.S. Government Securities	575%	739%

The year ended 8-31-2006 excludes the effect of TBA transactions.
7	Class NAV shares began operations on 10-27-06.
8	Total returns would have been lower had certain expenses not been reduced during the periods shown.
9	Does not take into consideration expense reductions during the periods shown.
10	Includes interest expense on securities sold short. Excluding this interest expense the ratio would have been 0.81% and 0.76% for Class 1 and Class NAV, respectively.
11	Includes interest and fees on inverse floaters. Excluding this expense the ratio for Class 1 and Class NAV would have been 0.82% and 0.77%, respectively.
12	Class 1 and Class NAV shares began operations on 10-15-05.
13	Less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Net assets, end of period (in millions)	Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Portfolio turnover (%)
U.S. High Yield Bond
CLASS 1
8-31-2008	12.87	0.92	(0.76)	0.16	(0.94)	— [2]	—	(0.94)	12.09	1.25	[6]	6	0.82		0.82		7.43		59
8-31-2007	13.05	0.95	(0.18)	0.77	(0.95)	— [2]	—	(0.95)	12.87	5.94	[6]	4	0.84		0.84		7.25		86
8-31-2006[3]	12.74	0.80	0.02	0.82	(0.51)	—	—	(0.51)	13.05	6.55	[4,6]	2	0.87	[5]	0.87	[5]	7.12	[5]	108	[4]
CLASS NAV
8-31-2008	12.87	0.93	(0.77)	0.16	(0.94)	— [2]	—	(0.94)	12.09	1.31	[6]	523	0.77		0.77		7.48		59
8-31-2007	13.05	0.96	(0.18)	0.78	(0.96)	— [2]	—	(0.96)	12.87	6.02	[6]	392	0.79		0.79		7.31		86
8-31-2006[3]	12.74	0.80	0.02	0.82	(0.51)	—	—	(0.51)	13.05	6.58	[4,6]	288	0.82	[5]	0.82	[5]	7.06	[5]	108	[4]
U.S. Multi Sector
CLASS NAV
8-31-2008	11.29	0.13	(1.28)	(1.15)	(0.14)	(0.35)	—	(0.49)	9.65	(10.64)[6]		904	0.79		0.79		1.25		84
8-31-2007	10.41	0.13	0.90	1.03	(0.10)	(0.05)	—	(0.15)	11.29	9.93	[6]	1,524	0.80		0.80		1.19		72
8-31-2006[7]	10.00	0.09	0.33	0.42	(0.01)	—	—	(0.01)	10.41	4.25	[4,6]	1,227	0.82	[5]	0.82	[5]	1.01	[5]	116	[4]
Value
CLASS NAV
8-31-2008	11.43	0.08	(1.20)	(1.12)	(0.06)	(0.72)	—	(0.78)	9.53	(10.48)[6,9]		26	1.08	[10]	0.99		0.79		76
8-31-2007[8]	10.00	0.08	1.36	1.44	(0.01)	—	—	(0.01)	11.43	14.45	[4,6,9]	14	1.40	[5,10]	0.99	[5]	0.88	[5]	70	[4]
Value & Restructuring
CLASS NAV
8-31-2008	12.92	0.14	(0.85)	(0.71)	(0.19)	(0.04)	—	(0.23)	11.98	(5.68)[6]		568	0.86		0.86		1.10		14
8-31-2007	11.08	0.18 [11]	1.82	2.00	(0.12)	(0.04)	—	(0.16)	12.92	18.12	[6]	395	0.86		0.86		1.40	[11]	19
8-31-2006[7]	10.00	0.12	0.99	1.11	(0.03)	—	—	(0.03)	11.08	11.07	[4,6]	296	0.92	[5]	0.92	[5]	1.33	[5]	17	[4]
Vista
CLASS NAV
8-31-2008	14.37	(0.07)	(0.64)	(0.71)	—	(1.11)	—	(1.11)	12.55	(6.15)[6]		114	0.98		0.98		(0.52)		154
8-31-2007	10.70	(0.06)[11]	3.73	3.67	—	—	—	—	14.37	34.30		170	0.97		0.97		(0.48)[11]		152
8-31-2006[7]	10.00	(0.01)	0.71	0.70	—	—	—	—	10.70	7.00	[4]	123	1.04	[5]	1.04	[5]	(0.15)[5]		205	[4]

1	Based on the average of the shares outstanding.
2	Less than $0.01 per share.
3	Class 1 and Class NAV shares began operations on 10-15-05.
4	Not annualized.
5	Annualized.
6	Assumes dividend reinvestment.
7	Class NAV shares began operations on 10-29-05.
8	Class NAV shares began operations on 10-27-06.
9	Total returns would have been lower had certain expenses not been reduced during the periods shown.
10	Does not take into consideration expense reductions during the periods shown.
11	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects special dividends received by the Fund which amounted to the following amounts:

Fund	Class	Per share	Percentage of average net assets
Value & Restructuring	NAV	$0.04	0.31%
Vista	NAV	$0.02	0.14%

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Notes to Financial Statements

1.  ORGANIZATION OF THE TRUST The John Hancock Funds II (JHF II or the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the 1940 Act), as amended, as an open-end investment management company. It is a series company, which means it has multiple Funds, each with a stated investment objective that it pursues through separate investment policies.

The Trust currently offers seventy-five separate investment Funds (individually the Fund and collectively the Funds), fifty-seven of which are as follows:

Absolute Return	High Income	Real Estate Securities
Active Bond	High Yield	Real Return Bond
All Cap Core	Index 500	Small Cap
All Cap Growth	International Equity Index	Small Cap Index
All Cap Value	International Opportunities	Small Cap Opportunities
American Diversified Growth & Income	International Small Cap	Small Company
American Fundamental Holdings	International Small Company	Small Company Growth
American Global Diversification	International Value	Small Company Value
Blue Chip Growth	Investment Quality Bond	Spectrum Income
Capital Appreciation	Large Cap	Strategic Bond
Core Bond	Large Cap Value	Strategic Income
Core Equity	Mid Cap Index	Total Bond Market
Emerging Growth	Mid Cap Intersection	Total Return
Emerging Markets Value	Mid Cap Stock	U.S. Government Securities
Emerging Small Company	Mid Cap Value	U.S. High Yield Bond
Equity-Income	Mid Cap Value Equity	U.S. Multi Sector
Fundamental Value	Natural Resources	Value
Global Bond	Optimized All Cap	Value & Restructuring
Global Real Estate	Real Estate Equity	Vista

The five Lifestyle Portfolios, nine Lifecycle Portfolios, Floating Rate Income Fund, Optimized Value Fund, Retirement Distribution Portfolio and Retirement Rising Distribution Portfolio are covered in separate reports.

Each of the Funds, with the exception of Absolute Return, American Diversified Growth & Income, American Fundamental Holdings, American Global Diversification, Core Equity, Global Bond, Global Real Estate, Natural Resources, Real Estate Equity, Real Estate Securities, Real Return Bond and U.S. Multi Sector, is diversified for purposes of the 1940 Act.

Absolute Return operates as a “fund of funds,” investing in Class NAV shares of underlying funds of the Trust and John Hancock Funds III (“JHF III”) and also in other affiliated funds of the John Hancock Funds complex. It may also invest in unaffiliated underlying funds and other permitted investments.

American Diversified Growth & Income, American Fundamental Holdings and American Global Diversification (collectively, JHF II American Funds) operate as a “fund of funds,” investing in shares of mutual funds (underlying funds). The American Funds Insurance Series’ accounting policies are outlined in their financial statements, available at the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov, or at the Commission’s public reference room in Washington, D.C. These Funds are not covered by this report.

John Hancock Investment Management Services, LLC (JHIMS or the Adviser), a Delaware limited liability company controlled by John Hancock Life Insurance Company (U.S.A.) (John Hancock USA), serves as investment adviser for the Trust, and John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter. John Hancock Life Insurance Company of New York (John Hancock New York) is a wholly owned subsidiary of John Hancock USA. John Hancock USA and John Hancock New York are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company (Manulife), which in turn is a wholly owned subsidiary of Manulife Financial Corporation (MFC), a publicly traded company. MFC and its subsidiaries are known collectively as “Manulife Financial.”

The Funds described in this Annual Report offer six classes of shares as follows:

FUND	CLASS A	CLASS B	CLASS C	CLASS I	CLASS 1	CLASS NAV
Absolute Return	•	•	•		•
Active Bond					•	•
All Cap Core						•
All Cap Growth					•	•
All Cap Value					•	•
American Diversified Growth & Income					•
American Fundamental Holdings					•
American Global Diversification					•
Blue Chip Growth					•	•
Capital Appreciation					•	•
Core Bond					•	•
Core Equity					•	•
Emerging Growth					•	•
Emerging Markets Value						•
Emerging Small Company					•	•
Equity-Income					•	•
Fundamental Value					•	•

John Hancock Funds II
Notes to Financial Statements

ORGANIZATION OF THE TRUST, CONTINUED

FUND	CLASS A	CLASS B	CLASS C	CLASS I	CLASS 1	CLASS NAV
Global Bond					•	•
Global Real Estate						•
High Income						•
High Yield					•	•
Index 500						•
International Equity Index						•
International Opportunities					•	•
International Small Cap					•	•
International Small Company						•
International Value					•	•
Investment Quality Bond					•	•
Large Cap					•	•
Large Cap Value					•	•
Mid Cap Index						•
Mid Cap Intersection						•
Mid Cap Stock					•	•
Mid Cap Value					•	•
Mid Cap Value Equity						•
Natural Resources					•	•
Optimized All Cap	•	•	•	•		•
Real Estate Equity						•
Real Estate Securities					•
Real Return Bond					•	•
Small Cap					•	•
Small Cap Index						•
Small Cap Opportunities					•	•
Small Company					•	•
Small Company Growth						•
Small Company Value					•	•
Spectrum Income						•
Strategic Bond					•	•
Strategic Income						•
Total Bond Market						•
Total Return					•	•
U.S. Government Securities					•	•
U.S. High Yield Bond					•	•
U.S. Multi Sector						•
Value						•
Value & Restructuring						•
Vista						•

Class A, B, and C shares are open to all retail investors for Absolute Return and Optimized All Cap. Class I shares are offered without any sales charge to various institutional and certain individual investors for Optimized All Cap. Class 1 shares are sold only to certain exempt separate accounts of John Hancock USA and John Hancock New York. Class NAV shares are sold to Absolute Return, Lifestyle Portfolios, Lifecycle Portfolios and to certain institutional investors. The shares of each class represent an interest in the same portfolio of investments of the Fund, and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

At August 31, 2008, John Hancock USA owned shares of beneficial interest for the following Funds:

FUND	CLASS A	CLASS B	CLASS C	CLASS 1	CLASS I	CLASS NAV
Absolute Return	137,835	136,668	136,668	138,256	—	—
American Diversified Growth & Income	—	—	—	100,000	—	—
American Fundamental Holdings	—	—	—	100,000	—	—
American Global Diversification	—	—	—	100,000	—	—
Optimized All Cap	141,217	140,131	140,131	—	141,681	—
Value	—	—	—	—	—	537,521

New Funds  Effective July 1, 2008, American Diversified Growth & Income, American Fundamental Holdings and American Global Diversification commenced operations.

Change in Fund Name  Effective April 28, 2008, Quantitative All Cap changed its name to Optimized All Cap.

John Hancock Funds II
Notes to Financial Statements

ORGANIZATION OF THE TRUST, CONTINUED

Cessation of Operations  On April 25, 2008, all of the net assets were redeemed from Quantitative Mid Cap and U.S. Global Leaders Growth and the Funds were terminated.

2.  SIGNIFICANT ACCOUNTING POLICIES The Financial Statements have been prepared in conformity with accounting policies generally accepted in the United States of America, which require estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. The following summarizes the significant accounting policies of the Funds.

Security Valuation  The net asset value of the shares of each Fund is determined daily as of the close of the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Investments in underlying Funds of the JHF II American Funds and the Absolute Return Portfolio are valued at their respective net asset values each business day and securities in the underlying Funds are valued in accordance with their respective valuation policies, as outlined in the underlying Funds’ financial statements. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Investments in John Hancock Cash Investment Trust (JHCIT), an affiliate of the John Hancock Advisers, LLC (JHA), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of MFC, are valued at their net asset value each business day. Listed options if no closing price is available are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by management using an independent source at the mean between the last bid and ask prices. Swaps are generally valued at an evaluated bid as reported by management using an independent pricing service. All other securities held by the Funds and by the underlying affiliated Funds are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities sold short are valued at the closing asking price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

The Following Funds hold securities that are valued on the basis of a price provided by a single pricing source, including broker-dealers from whom the security was purchased. The risk associated with single sourced prices is that when markets are less liquid the price realized upon sale may be different than the price to value the security and the difference could material to the Funds.

FUND	PERCENTAGE OF SINGLE SOURCE ONLY SECURITIES AT AUGUST 31, 2008
High Income	7.36%

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of a Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

In deciding whether to make a fair value adjustment to the price of a security, the Board of Trustees or their designee may review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed, but the Fund is calculating the net asset value. In view of these factors, it is likely that Funds investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than Funds investing significant amounts of assets in frequently traded, U.S. exchange-listed securities of large-capitalization U.S. issuers.

For purposes of determining when fair value adjustments may be appropriate with respect to Funds that invest in securities in foreign markets that close prior to the NYSE, the Funds will, on an ongoing basis, monitor for “significant market events.” A significant market event may be a certain percentage change in the value of an index that tracks foreign markets in which Funds have significant investments. If a significant market event occurs due to a change in the value of the index, the pricing for all Funds that invest in foreign markets that have closed prior to the NYSE will promptly be reviewed and potential adjustments to the net asset value of such Funds will be recommended to the Trust’s Pricing Committee where applicable.

Other portfolio securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trust’s Pricing Committee in accordance with procedures adopted by the Board of Trustees.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity.

New Accounting Pronouncements  In September 2006, Financial Accounting Standards Board (FASB) Standard No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements. As of August 31, 2008, management does not believe the adoption of FAS 157 will have a material impact on the amounts reported in the financial statements.

In March 2008, FASB No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (FAS 133), was issued and is effective for fiscal years or interim periods beginning after November 15, 2008. FAS 161 amends and expands the disclosure requirements of FAS 133 in order to provide financial statement users an understanding of a company’s use of derivative instruments, how derivative instruments are accounted for under FAS 133 and related interpretations and how these instruments affect a company’s financial position, performance, and cash flows. FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company, and any credit risk-related contingent features of the agreements. Management is currently evaluating the adoption of FAS 161 on the Fund’s financial statement disclosures.

John Hancock Funds II
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Guarantees and Indemnifications  Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Repurchase Agreements  Each Fund may enter into repurchase agreements. When a Fund enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. Each Fund will take receipt of all securities underlying the repurchase agreements it has entered into until such agreements expire. If the seller defaults, a Fund would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. Each Fund may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser. Collateral for certain tri-party repurchase agreements is held at the custodian bank in a segregated account for the benefit of the Fund and the counterparty.

Foreign Currency Transactions  The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Certain Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

Certain Funds invest in securities of issuers based in countries with emerging markets or economies and may, therefore, be subject to greater market risk than Funds that invest principally in securities of issuers in more developed countries. Emerging markets securities may be more volatile and less liquid than securities of issuers in developed countries and may be subject to substantial currency fluctuations and affected by sudden economic, social and political developments in the emerging market country. The securities markets of emerging countries may have less government regulation and may be subject to less extensive accounting and financial reporting requirements than the securities markets of more developed countries. Emerging market countries may have currency controls or restrictions which may prevent or delay a Fund from taking money out of the country or may impose additional taxes on money removed from the country.

Security Transactions and Related Investment Income  Investment security and underlying affiliated Funds transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded by the underlying Funds on the ex-dividend date. Distributions from the underlying Funds are recorded on the ex-dividend date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-date or when the Fund becomes aware of the dividends from cash collections. Discounts/premiums are accreted/amortized for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful, based upon consistently applied procedures.

Inflation indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Interest is accrued based upon the principal value, which is adjusted for inflation. Principal of inflation index protected securities is increased or decreased by the rate of change in the Consumer Price Index. Interest income includes accretion of discounts and amortization of premiums as well as accretion or amortization of principal of inflation index protected securities.

From time to time, certain of the Funds may invest in REITs and, as a result, will estimate the components of distributions from these securities. Distributions from REITs received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

The Funds use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Broker Commission Rebates  The Funds may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Funds. Commission rebates are reflected as a realized gain on securities in the Statements of Operations. For the year ended August 31, 2008, the following Funds received rebates:

FUND	REBATE AMOUNT
All Cap Growth	$2,119
All Cap Value	2,329
Capital Appreciation	25,501
Core Equity	48,765
Emerging Small Company	4,818
Fundamental Value	28,890
International Equity Index	232
Large Cap	17,301
Mid Cap Intersection	112
Mid Cap Stock	7,508
Mid Cap Value	2,029
Mid Cap Value Equity	2,375
Small Cap Opportunities	2,820

John Hancock Funds II
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Allocations of Income and Expenses  All income, expenses (except class-specific expenses), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net assets of each class. Dividends to shareholders from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level.

Expenses not directly attributable to a particular Fund or share class are allocated based on the relative share of net assets of each Fund or share class at the time the expense was incurred. Class-specific expenses, such as Distribution (Rule 12b-1) fees, are accrued daily and charged directly to the respective share classes. In the case of the Absolute Return Portfolio and the JHF II American Funds, expenses in the Funds’ Statements of Operations reflect the expenses of the Funds and do not include any indirect expenses related to the underlying Funds. Because the underlying Funds have varied expense levels and the Absolute Return Portfolio and the JHF II American Funds may own different proportions of the underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Absolute Return Portfolio and the JHF II American Funds will vary.

Options  Each Fund described in this Annual Report may purchase and sell put and call options on securities (whether or not it holds the securities in its portfolio), securities indices, currencies and futures contracts.

When a Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently “marked-to-market” to reflect the current market value of the option written. If an option expires or if the Fund enters into an offsetting purchase option, the Fund realizes a gain (or loss if the cost of an offsetting purchase option exceeds the premium received when the option was written). If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security with the proceeds of the sale increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.

A Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

When a Fund purchases a put or call option, the premium paid by the Fund is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect the current market value of the option. If the purchased option expires, the Fund realizes a loss for the cost of the option. If a Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the original cost of the option. If a Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid.

The Funds may use options to manage exposure to fluctuations in currency values. Writing puts and buying calls may increase the Fund’s exposure to the underlying instrument. Buying puts and writing calls may decrease a Fund’s exposure to the underlying instrument. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the terms of the contract.

Written options for the year ended August 31, 2008, were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Absolute Return
Outstanding, beginning of period	—	—
Options written	1	$5,347
Option closed	(1)	(5,347)
Outstanding, end of period	—	—
Emerging Growth
Outstanding, beginning of period	—	—
Options written	511	$122,851
Option closed	(92)	(23,024)
Options expired	(409)	(95,337)
Outstanding, end of period	10	$4,490
Global Bond
Outstanding, beginning of period	465,900,156	$7,188,077
Options written	392,205,568	10,578,041
Option closed	(503,002,385)	(8,434,201)
Options expired	(93,002,514)	(2,489,453)
Outstanding, end of period	262,100,825	$6,842,464
High Yield
Outstanding, beginning of period	—	—
Options written	9,500,000	$71,250
Options expired	(9,500,000)	(71,250)
Outstanding, end of period	—	—
Real Return Bond
Outstanding, beginning of period	30,600,134	$838,814
Options written	114,953,085	5,660,316
Option closed	(28,151,513)	(1,939,114)
Options expired	(7,201,429)	(1,266,604)
Outstanding, end of period	110,200,277	$3,293,412

John Hancock Funds II
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Strategic Bond
Outstanding, beginning of period	1,245	$487,050
Options written	12,563	7,939,271
Option closed	(2,626)	(1,828,856)
Options expired	(10,186)	(5,930,523)
Outstanding, end of period	996	$666,942
Strategic Income
Outstanding, beginning of period	702	$67,108
Options written	117,382,904	588,569
Option closed	(8,085,500)	(51,497)
Options expired	(96,073,106)	(554,887)
Outstanding, end of period	13,225,000	$49,293
Total Return
Outstanding, beginning of period	385,901,338	$4,810,711
Options written	312,805,619	12,900,342
Option closed	(9,004,561)	(2,214,874)
Options expired	(389,602,396)	(6,996,927)
Outstanding, end of period	300,100,000	$8,499,252
U.S. Government Securities
Outstanding, beginning of period	—	—
Options written	843	$556,504
Option closed	(365)	(207,238)
Options expired	(478)	(349,266)
Outstanding, end of period	—	—
Value & Restructuring
Outstanding, beginning of period	180	$69,175
Options exercised	(180)	(69,175)
Outstanding, end of period	—	—

The following is a summary of open written options outstanding as of August 31, 2008:

Option on Securities

FUND	NAME OF ISSUER	STRIKE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS/NOTIONAL AMOUNT	PREMIUM	VALUE
Emerging Growth	CALLS
	Superior Energy	$50.00	Sep 2008	10	$4,490	($950)
				10	$4,490	($950)

Global Bond	PUTS
	Fannie Mae	$99.41	Oct 2008	$7,000,000	$40,469	($40,469)
				$7,000,000	$40,469	($40,469)

Options on Exchange-Traded Futures Contracts

FUND	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Global Bond	CALLS
	U.S. Treasury 5-Year Note Futures	$113.00	Sep 2008	70	$28,263	($21,328)
	U.S. Treasury 10-Year Note Futures	117.00	Sep 2008	56	29,610	(22,750)
	U.S. Treasury 10-Year Note Futures	118.00	Sep 2008	59	16,446	(11,984)
				185	$74,319	($56,062)

	PUTS
	Euribor Futures	$95.25	Mar 2009	175	$93,209	($125,301)
	U.K. 90-Day Libor Futures	93.00	Jun 2009	200	118,594	(19,226)
	U.K. 90-Day Libor Futures	92.00	Dec 2009	136	53,893	(9,233)
	U.S. Treasury 10-Year Note Futures	113.50	Sep 2008	73	28,333	(22,813)
	U.S. Treasury 10-Year Note Futures	114.50	Sep 2008	56	32,235	(31,500)
				640	$326,264	($208,073)

John Hancock Funds II
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

FUND	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Real Return Bond	CALLS
	U.S. Treasury 10-Year Note Futures	$118.00	Nov 2008	172	$114,320	($120,937)
	U.S. Treasury 30-Year Bond Futures	121.00	Nov 2008	24	21,315	(19,125)
	U.S. Treasury 30-Year Bond Futures	120.00	Nov 2008	18	14,861	(19,125)
				214	$150,496	($159,187)

	PUTS
	U.S. Treasury 10-Year Futures	$112.00	Nov 2008	45	$28,013	($21,797)
	U.S. Treasury 30-Year Bond Futures	111.00	Nov 2008	18	13,174	(7,313)
				63	$41,187	($29,110)

Strategic Bond	CALLS
	Eurodollar Futures	$96.50	Dec 2008	21	$13,807	($29,531)
	U.S. Treasury 10-Year Note Futures	118.00	Nov 2008	29	20,699	(20,391)
	U.S. Treasury 10-Year Note Futures	117.50	Nov 2008	469	378,374	(395,719)
	U.S. Treasury 10-Year Note Futures	115.50	Nov 2008	36	32,773	(59,062)
	U.S. Treasury 10-Year Note Futures	117.00	Nov 2008	52	33,709	(52,813)
				607	$479,362	($557,516)
	PUTS
	Eurodollar Futures	$96.625	Sep 2008	64	$27,067	($400)
	Eurodollar Futures	97.00	Sep 2008	21	4,358	(525)
	Eurodollar Futures	97.75	Sep 2008	167	73,090	(239,018)
	U.S. Treasury 10-Year Note Futures	112.00	Nov 2008	58	39,132	(28,094)
	U.S. Treasury 10-Year Note Futures	111.00	Nov 2008	29	17,527	(9,969)
	U.S. Treasury 10-Year Note Futures	108.00	Nov 2008	50	26,406	(5,469)
				389	$187,580	($283,475)

Strategic Income	CALLS
	Australian Dollar vs. Canadian Dollar	$0.95	Sep 2008	13,225,000	$49,293	($7,926)
				13,225,000	$49,293	($7,926)

Interest Rate Swaptions

FUND	NAME OF ISSUER	COUNTERPARTY	FLOATING RATE INDEX		PAY/RECEIVE FLOATING RATE	EXERCISE RATE	EXPIRATION DATE		NOTIONAL AMOUNT	PREMIUM	VALUE
Global Bond	CALLS
	2-Year Interest Rate Swap	HSBC Bank USA, N.A.	6	Month EUR-LIBOR	Receive	5.29%	Jun 2009	EUR	7,700,000	$102,350	($173,169)
	5-Year Interest Rate Swap	Royal Bank of Scotland	3	Month USD-LIBOR	Receive	4.30%	Aug 2009	USD	89,800,000	2,154,077	(1,736,732)
	5-Year Interest Rate Swap	Barclay Capital PLC	3	Month USD-LIBOR	Receive	4.15%	Aug 2009	USD	4,400,000	110,440	(72,348)
	7-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3	Month USD-LIBOR	Receive	4.90%	Jul 2009	USD	21,400,000	719,896	(816,059)
	7-Year Interest Rate Swap	Merrill Lynch Capital Service	3	Month USD-LIBOR	Receive	4.40%	Aug 2009	USD	3,100,000	102,300	(69,666)
	7-Year Interest Rate Swap	Royal Bank of Scotland	3	Month USD-LIBOR	Receive	4.40%	Aug 2009	USD	20,400,000	667,948	(458,449)
	7-Year Interest Rate Swap	Royal Bank of Scotland	3	Month USD-LIBOR	Receive	4.55%	Aug 2009	USD	11,100,000	$339,858	($294,929)
	7-Year Interest Rate Swap	Barclay Capital PLC	3	Month USD-LIBOR	Receive	5.32%	Aug 2009	USD	24,700,000	661,415	(1,346,881)
	7-Year Interest Rate Swap	Merrill Lynch Capital Service	3	Month USD-LIBOR	Receive	5.32%	Aug 2009	USD	12,300,000	333,330	(670,714)
	7-Year Interest Rate Swap	Royal Bank of Scotland	3	Month USD-LIBOR	Receive	5.32%	Aug 2009	USD	5,400,000	149,715	(294,460)
	7-Year Interest Rate Swap	Royal Bank of Scotland	3	Month USD-LIBOR	Receive	5.15%	Sep 2009	USD	19,300,000	560,424	(915,004)
	7-Year Interest Rate Swap	Deutsche Bank AG	6	Month EUR-LIBOR	Receive	4.23%	Sep 2009	EUR	14,400,000	188,064	(189,122)
	30-Year Interest Rate Swap	JP Morgan Chase Bank	3	Month USD-LIBOR	Receive	4.65%	Jan 2009	USD	4,200,000	55,230	(101,324)
									238,200,000	$6,145,047	($7,138,857)

John Hancock Funds II
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

FUND	NAME OF ISSUER	COUNTERPARTY	FLOATING RATE INDEX		PAY/RECEIVE FLOATING RATE	EXERCISE RATE	EXPIRATION DATE		NOTIONAL AMOUNT	PREMIUM	VALUE
Global Bond, continued	PUTS
	2-Year Interest Rate Swap	HSBC Bank USA, N.A.	6	Month EUR-LIBOR	Receive	5.29%	Jun 2009	EUR	7,700,000	$102,350	($26,649)
	30-Year Interest Rate Swap	Citibank N.A.	6	Month EUR-LIBOR	Receive	5.20%	Dec 2008	EUR	2,000,000	45,730	(6,918)
	30-Year Interest Rate Swap	JP Morgan Chase Bank	3	Month USD-LIBOR	Receive	5.65%	Jan 2009	USD	4,200,000	75,810	(24,638)
									13,900,000	$223,890	($58,205)

Real Return Bond	CALLS
	5-Year Interest Rate Swap	Barclay Capital PLC	3	Month USD-LIBOR	Receive	4.30%	Feb 2009	USD	11,700,000	$308,295	($211,236)
	5-Year Interest Rate Swap	Barclay Capital PLC	3	Month USD-LIBOR	Receive	4.15%	Aug 2009	USD	200,000	5,020	(3,289)
	7-Year Interest Rate Swap	Royal Bank of Scotland	3	Month USD-LIBOR	Receive	4.55%	Aug 2009	USD	800,000	24,494	(21,256)
	7-Year Interest Rate Swap	Royal Bank of Scotland	3	Month USD-LIBOR	Receive	4.40%	Aug 2009	USD	1,100,000	36,370	(24,720)
	7-Year Interest Rate Swap	Lehman Brothers Special Financing, Inc.	3	Month USD-LIBOR	Receive	5.37%	Sep 2010	USD	11,000,000	299,750	(574,414)
	7-Year Interest Rate Swap	Royal Bank of Scotland	3	Month USD-LIBOR	Receive	5.37%	Sep 2010	USD	6,000,000	188,670	(313,316)
	7-Year Interest Rate Swap	Goldman Sachs Capital Markets, L.P.	3	Month USD-LIBOR	Receive	5.37%	Sep 2010	USD	5,000,000	160,750	(261,097)
	10-Year Interest Rate Swap	Royal Bank of Scotland	3	Month USD-LIBOR	Receive	5.25%	Sep 2008	USD	8,400,000	210,840	(515,332)
	10-Year Interest Rate Swap	Barclay Capital PLC	3	Month USD-LIBOR	Receive	5.25%	Sep 2008	USD	6,000,000	159,750	(368,094)
	10-Year Interest Rate Swap	Goldman Sachs Capital Markets, L.P.	3	Month USD-LIBOR	Receive	5.25%	Sep 2008	USD	11,800,000	296,180	(723,918)
									62,000,000	$1,690,119	($3,016,672)

	PUTS
	7-Year Interest Rate Swap	Royal Bank of Scotland	3	Month USD-LIBOR	Receive	5.37%	Sep 2010	USD	6,000,000	$188,670	($132,148)
	7-Year Interest Rate Swap	Goldman Sachs Capital Markets, L.P.	3	Month USD-LIBOR	Receive	5.37%	Sep 2010	USD	5,000,000	160,750	(110,123)
	7-Year Interest Rate Swap	Lehman Brothers Special Financing, Inc.	3	Month USD-LIBOR	Receive	5.37%	Sep 2010	USD	11,000,000	413,600	(242,270)
	10-Year Interest Rate Swap	Barclay Capital PLC	3	Month USD-LIBOR	Receive	5.25%	Sep 2008	USD	6,000,000	159,750	(33)
	10-Year Interest Rate Swap	Royal Bank of Scotland	3	Month USD-LIBOR	Receive	5.25%	Sep 2008	USD	8,400,000	203,280	(46)
	10-Year Interest Rate Swap	Goldman Sachs Capital Markets, L.P.	3	Month USD-LIBOR	Receive	5.25%	Sep 2008	USD	11,800,000	285,560	(65)
									48,200,000	$1,411,610	($484,685)

Total Return	CALLS
	5-Year Interest Rate Swap	Barclays Capital PLC	3	Month USD-LIBOR	Receive	4.30%	Feb 2009	USD	33,900,000	$839,730	($612,044)
	5-Year Interest Rate Swap	Royal Bank of Scotland PLC	3	Month USD-LIBOR	Receive	4.20%	Jul 2009	USD	9,000,000	198,900	(154,644)
	5-Year Interest Rate Swap	Barclays Capital PLC	3	Month USD-LIBOR	Receive	4.15%	Aug 2009	USD	11,300,000	283,630	(185,803)
	7-Year Interest Rate Swap	Royal Bank of Scotland PLC	3	Month USD-LIBOR	Receive	4.30%	Dec 2008	USD	90,500,000	2,321,033	(1,291,815)
	7-Year Interest Rate Swap	Royal Bank of Scotland PLC	3	Month USD-LIBOR	Receive	4.30%	Dec 2008	USD	11,500,000	$310,500	($164,153)
	7-Year Interest Rate Swap	Barclays Capital PLC	3	Month USD-LIBOR	Receive	4.60%	Feb 2009	USD	17,200,000	552,120	(446,796)
	7-Year Interest Rate Swap	Royal Bank of Scotland PLC	3	Month USD-LIBOR	Receive	4.25%	Feb 2009	USD	37,000,000	1,115,550	(556,406)
	7-Year Interest Rate Swap	Royal Bank of Scotland PLC	3	Month USD-LIBOR	Receive	4.40%	Aug 2009	USD	52,900,000	1,732,233	(1,188,822)
	7-Year Interest Rate Swap	Merrill Lynch Capital Service	3	Month USD-LIBOR	Receive	4.40%	Aug 2009	USD	7,900,000	260,700	(177,537)
	7-Year Interest Rate Swap	Royal Bank of Scotland PLC	3	Month USD-LIBOR	Receive	4.55%	Aug 2009	USD	28,900,000	884,856	(767,879)
									300,100,000	$8,499,252	($5,545,899)

John Hancock Funds II
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Foreign Currency Options

FUND	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE		NOTIONAL AMOUNT	PREMIUM	VALUE
Global Bond	CALLS
	OTC U.S. Dollar versus Brazilian RealBRL	1.65	Sep 2008	USD	3,000,000	$32,475	($21,678)
					3,000,000	$32,475	($21,678)

Securities Lending  The Funds may lend securities from time to time in order to earn additional income. The Funds retain beneficial ownership of the securities loaned and continue to receive interest and dividends of securities and to participate in any changes in their value. On the settlement date of the loan, the Funds receive collateral against the loaned securities and maintain collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Any cash collateral received is invested in the JHCIT. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Funds receive compensation for lending their securities either in the form of fees, guarantees, and/or by retaining a portion of interest on the investment of any cash received as collateral.

All Funds described in this Annual Report with the exception of Absolute Return Portfolio and the American Funds, may enter into an agreement with Morgan Stanley & Co., Inc. and MS Securities Services, Inc. (collectively, Morgan Stanley) which permits the Funds to lend securities to Morgan Stanley on a principal basis. Morgan Stanley is the primary borrower of securities of the Funds. The risk of having one primary borrower of securities (as opposed to several borrowers in an agency relationship) is that should Morgan Stanley fail financially, all securities lent will be affected by the failure and by any delays in recovery of the securities (or loss of rights in the collateral).

Securities on loan and related collateral held by the Funds at August 31, 2008 are disclosed on the Statements of Assets and Liabilities.

Interest Expense   Interest expense relates to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions and/or short sale transactions by the Funds. Interest expense is recorded as incurred.

Mortgage Dollar Rolls  All Funds described in this Annual Report, with the exception of Absolute Return Portfolio and the American Funds, may enter into mortgage dollar rolls in which they sell debt securities for delivery currently and simultaneously contract to repurchase similar, but not identical, securities at the same price or a lower price on an agreed upon date. The Funds account for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. The compensation is the difference between the current sale price and the forward price for the future purchase (often referred to as the “drop”) as well as the interest earned on the cash proceeds of the initial sale. A Fund may also be compensated by the receipt of a commitment fee. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security. Dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund’s use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

Inflation-Indexed Bonds  All Funds described in this Annual Report, with the exception of Absolute Return Portfolio, may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Short Sales  Certain Funds may make short sales of securities. This means a Fund may sell a security that it does not own in anticipation of a decline in the market value of the security. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. Certain of the Funds may also make short sales “against the box.’’ In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.

Until a Fund closes its short position or replaces a borrowed security, the Fund will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or (ii) otherwise cover its short position. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Securities sold in short sale transactions and interest and dividend payable on such securities, if any, are reflected as a liability in the Statements of Assets and Liabilities. Fees incurred to borrow securities for short sales are recorded as interest expense in the Statements of Operations.

Futures  All Funds described in this Annual Report may purchase and sell financial futures contracts and options on those contracts. The Funds invest in contracts based on financial instruments, such as U.S. Treasury Bonds or Notes, or on securities indices such as the S&P 500 Index, in order to hedge against a decline in the value of securities owned by the Funds.

Initial margin deposits required upon entering into futures contracts are satisfied by the pledging of specific securities or cash as collateral at the broker (the Funds’ agent in acquiring the futures position). If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made, cash is required to be paid to or released by the broker and the Fund realizes a gain or loss.

When a Fund sells a futures contract based on a financial instrument, the Fund becomes obligated to deliver that kind of instrument at an agreed upon date for a specified price. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase is less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase. The Fund could be exposed to risks if it could not close out futures positions because of

John Hancock Funds II
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

an illiquid secondary market or the inability of counterparties to meet the terms of their contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

The following is a summary of open futures contracts at August 31, 2008:

FUND	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
All Cap Core	Russell 2000 Mini Index Futures	617	Long	Sep 2008	$45,651,830	$366,240
	S&P 500 Index Futures	59	Long	Sep 2008	18,918,350	(1,127,322)
	S&P Mini 500 Index Futures	10	Long	Sep 2008	641,300	14,529
						($746,553)

Global Bond	5-Year German Euro-BOBL Futures	233	Long	Sep 2008	$36,981,794	$420,822
	10-Year German Euro-BUND Futures	337	Long	Sep 2008	56,440,232	965,338
	Euribor Futures	50	Long	Sep 2008	17,425,804	10,086
	Euribor Futures	404	Long	Mar 2009	141,089,431	376,526
	Euribor Futures	93	Long	Jun 2009	32,539,904	101,849
	Euribor Futures	40	Long	Dec 2009	14,015,463	88,023
	Eurodollar Futures	130	Long	Dec 2009	31,339,750	(1,625)
	Eurodollar Futures	29	Long	Mar 2010	6,976,313	3,625
	U.S. Treasury 10-Year Note Futures	380	Long	Sep 2008	44,341,250	151,719
	U.S. Treasury 10-Year Note Futures	427	Long	Dec 2008	49,318,500	303,976
	U.S. Treasury 30-Year Bond Futures	364	Long	Dec 2008	42,701,750	(163,500)
	2-Year German Euro-BUND Futures	5	Short	Sep 2008	756,814	(1,614)
	10-Year Canada Government Bond Futures	31	Short	Dec 2008	3,487,719	(21,313)
	10-Year Japan Government Bond Futures	3	Short	Sep 2008	3,814,473	(96,210)
	90-Day Sterling Futures	13	Short	Mar 2009	2,808,547	(12,053)
	90-Day Sterling Futures	13	Short	Jun 2009	2,814,472	(15,767)
	Australia Treasury 3-Year Bond Futures	349	Short	Sep 2008	30,258,497	(1,104,014)
	Australia Treasury 10-Year Bond Futures	84	Short	Sep 2008	7,365,281	(503,332)
	Canada Bankers Acceptance Futures	13	Short	Sep 2008	2,964,271	12,702
	Canada Bankers Acceptance Futures	340	Short	Dec 2008	77,771,238	(48,149)
						$467,089

Index 500	S&P 500 Index Futures	82	Long	Sep 2008	$26,293,300	$217,125
						$217,125

International Equity Index	CAC 40 10 Euro Index Futures	42	Long	Sep 2008	$2,763,482	($81,891)
	DAX Index Futures	6	Long	Sep 2008	1,416,400	(57,350)
	FTSE 100 Index Futures	32	Long	Sep 2008	3,294,841	(6,070)
	FTSE/JSE Top 40 Index Futures	34	Long	Sep 2008	1,128,327	(119,981)
	Hang Seng Stock Index Futures	4	Long	Sep 2008	544,807	12,204
	IBEX 35 Index Futures	6	Long	Sep 2008	1,032,202	(4,718)
	MSCI Taiwan Stock Index Futures	96	Long	Sep 2008	2,608,320	24,443
	OMX 30 Stock Index Futures	67	Long	Sep 2008	903,883	(12,665)
	S&P Canada 60 Index Futures	13	Long	Sep 2008	2,014,033	(98,342)
	Share Price Index 200 Futures	17	Long	Sep 2008	1,877,290	(9,448)
	Topix Index Futures	34	Long	Sep 2008	3,922,536	(261,862)
						($615,680)

Investment Quality Bond	U.S. Treasury 10-Year Note Futures	111	Long	Dec 2008	$12,820,500	($21,097)
	U.S. Treasury 30-Year Bond Futures	28	Short	Dec 2008	3,284,750	6,937
						($14,160)

Mid Cap Index	S&P Mid 400 Emini Index Futures	121	Long	Sep 2008	$9,873,600	$262,598
						$262,598

Mid Cap Intersection	S&P 400 Emini Index Futures	34	Long	Dec 2008	$2,779,160	$13,422
						$13,422

Real Return Bond	2-Year German Euro-BUND Futures	101	Long	Sep 2008	$15,287,652	$74,203
	90-Day Sterling Futures	51	Long	Mar 2009	11,018,147	2,352
	90-Day Sterling Futures	239	Long	Jun 2009	51,742,977	301,793
	Euribor Futures	76	Long	Dec 2008	26,463,529	(163,063)
	Euribor Futures	58	Long	Mar 2009	20,255,413	(118,061)
	Euribor Futures	242	Long	Jun 2009	84,673,728	(498,527)
	Euribor Futures	62	Long	Sep 2009	21,718,282	(68,218)

John Hancock Funds II
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

FUND	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Real Return Bond, continued	Euribor Futures	62	Long	Dec 2009	$21,723,967	($50,026)
	Eurodollar Futures	76	Long	Dec 2008	18,434,750	9,500
	Eurodollar Futures	717	Long	Mar 2009	173,944,200	2,548,937
	Eurodollar Futures	827	Long	Jun 2009	200,371,763	1,914,825
	Eurodollar Futures	825	Long	Sep 2009	199,464,375	2,139,625
	Eurodollar Futures	141	Long	Dec 2009	33,991,575	23,962
	Eurodollar Futures	124	Long	Mar 2010	29,829,750	23,250
	LIBOR Futures	195	Long	Dec 2008	41,899,384	(352,684)
	U.S. Treasury 2-Year Notes Futures	8	Long	Dec 2008	1,698,250	(1,125)
	U.S. Treasury 10-Year Notes Futures	153	Long	Dec 2008	17,671,500	20,156
	10-Year German Euro-BUND Futures	211	Short	Sep 2008	35,337,950	(731,148)
	10-Year Japan Government Bond Futures	18	Short	Sep 2008	22,886,837	(183,781)
	10-Year Japan TSE Futures	2	Short	Dec 2008	2,539,122	(3,124)
	U.K. Treasury Bonds Futures	37	Short	Dec 2008	7,549,176	(15,957)
						$4,872,889

Small Cap Index	Russell 2000 Index Futures	23	Long	Sep 2008	$8,508,850	$630,680
						$630,680

Spectrum Income	2-Year German Euro-BUND Futures	41	Long	Sep 2008	$6,205,878	$13,233
	10-Year German Euro-BUND Futures	7	Long	Sep 2008	1,172,349	22,592
	U.S. Treasury 5-Year Note Futures	29	Long	Dec 2008	3,246,188	(5,629)
	U.S. Treasury 30-Year Bond Futures	6	Long	Dec 2008	703,875	(2,696)
	10-Year Canada Government Bond Futures	32	Short	Dec 2008	3,600,226	(14,767)
	U.K. Treasury Bond Futures	7	Short	Dec 2008	1,428,222	(2,807)
	U.S. Treasury 2-Year Note Futures	8	Short	Dec 2008	1,698,250	1,468
	U.S. Treasury 5-Year Note Futures	33	Short	Dec 2008	3,693,938	1,415
	U.S. Treasury 10-Year Note Futures	19	Short	Dec 2008	2,194,500	2,820
						$15,629

Strategic Bond	10-Year German Euro-BUND Futures	374	Long	Sep 2008	$62,636,934	$984,875
	90-Day Sterling Futures	39	Long	Mar 2009	8,425,642	68,347
	Eurodollar Futures	234	Long	Sep 2008	56,848,838	(79,870)
	Eurodollar Futures	206	Long	Mar 2009	49,975,600	201,845
	Eurodollar Futures	106	Long	Jun 2009	25,682,475	(209,892)
	U.K. Treasury Bond Futures	9	Long	Dec 2008	1,055,813	72
	U.K. Treasury Bond Futures	14	Long	Dec 2008	2,856,445	7,056
	U.S. Treasury 5-Year Note Futures	651	Long	Dec 2008	72,871,313	114,339
	Australian Dollar Futures	15	Short	Sep 2008	1,283,100	121,275
	British Pound Futures	31	Short	Sep 2008	3,517,725	248,720
	Euro Currency Futures	84	Short	Sep 2008	15,362,550	989,730
	U.S. Treasury 10-Year Note Futures	271	Short	Dec 2008	31,300,500	(19,049)
						$2,427,448

Strategic Income	U.S. Treasury 10-Year Note Futures	176	Short	Dec 2008	$20,328,000	($129,592)
						($129,592)
Total Return	90-Day Sterling Futures	646	Long	Mar 2009	$139,563,195	$972,625
	90-Day Sterling Futures	433	Long	Jun 2009	93,743,552	726,613
	90-Day Sterling Futures	37	Long	Dec 2009	8,008,733	(16,030)
	Euribor Futures	48	Long	Sep 2008	16,728,772	10,011
	Euribor Futures	150	Long	Dec 2008	52,230,650	86,945
	Euribor Futures	101	Long	Mar 2009	35,272,358	182,517
	Euribor Futures	60	Long	Jun 2009	20,993,486	131,544
	Eurodollar Futures	81	Long	Sep 2008	19,678,444	5,656
	Eurodollar Futures	2,753	Long	Dec 2008	667,774,563	9,288,788
	Eurodollar Futures	2,481	Long	Mar 2009	601,890,600	4,647,200
	Eurodollar Futures	1,298	Long	Jun 2009	314,489,175	456,913
	Eurodollar Futures	629	Long	Sep 2009	152,076,475	(12,425)
	Eurodollar Futures	499	Long	Dec 2009	120,296,425	(232,550)
	Eurodollar Futures	357	Long	Mar 2010	85,880,813	(101,500)
	LIBOR Futures	310	Long	Dec 2008	66,609,277	(249,856)
	U.S. Treasury 10-Year Note Futures	477	Long	Dec 2008	55,093,500	106,406
						$16,002,857

John Hancock Funds II
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

FUND	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)

U.S. Government Securities	Eurodollar Futures	91	Long	Dec 2008	$22,073,188	$4,320
	Eurodollar Futures	67	Long	Mar 2009	16,254,200	21,503
	Eurodollar Futures	114	Long	Sep 2009	27,562,350	12,205
	U.S. Treasury 2-Year Note Futures	145	Long	Dec 2008	30,780,781	19,134
	U.S. Treasury 5-Year Note Futures	472	Long	Dec 2008	52,834,500	75,593
	U.S. Treasury 10-Year Note Futures	345	Short	Dec 2008	39,847,500	(48,264)
	U.S. Treasury 30-Year Bond Futures	10	Short	Dec 2008	1,173,125	(1,925)
						$82,566

U.S. Multi Sector	S&P Mini 500 Index Futures	293	Long	Sep 2008	$18,790,090	$388,197
						$388,197

Swap Contracts   All Funds described in this Annual Report may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party. Net cash payments are exchanged at specified intervals and are recorded as a realized gain or loss in the Statements of Operations. Cash payments may include upfront cash payments made by or to the fund. The upfront payments are amortized or accreted for financial reporting purposes, with the unamortized/unaccreted portion included in values recorded on the Statements of Assets and Liabilities. The value of the swap is adjusted daily and the change in value, including accruals of periodic amounts of interest to be paid or received, is recorded as swap contracts at value in Statements of Assets and Liabilities and as unrealized appreciation or depreciation in the Statements of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss in the Statements of Operations. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability on the Statements of Assets and Liabilities and are recorded as a realized gain or loss on the termination date. Swap contracts are subject to risks related to the counterparty’s ability to perform under the contract, and may decline in value if the counterparty’s creditworthiness deteriorates. The risks may arise from unanticipated movement in interest rates. The Fund may also suffer losses if it is unable to terminate outstanding swap contracts or reduce its exposure through offsetting transactions.

Certain Funds hold interest rate swap agreements which involve the periodic exchange of cash flows, such as the exchange of fixed rate interest payments for floating rate interest payments based on a notional principal amount. The interest rates may be based on a specific financial index or the exchange of two distinct floating rate payments. The Funds may enter into an interest rate swap in order to manage its exposure to interest and foreign exchange rate fluctuations.

Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the expiration date, or (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark.

Credit default swaps involve the exchange of a fixed-rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. Certain Funds may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a Fund assumes the market and credit risk of the underlying instrument, including liquidity and loss of value.

In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies.

The Funds had the following interest rate swap contracts open at August 31, 2008:

FUND	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	TERMINATION DATE	UNAMORTIZED UPFRONT PAYMENT MADE (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond
	Bank of America N.A.	12,500,000	CAD	Fixed 4.250%	3 Month BA-CDOR	Dec 2013	($124,109)	($256,345)	($380,454)
	Bank of America N.A.	8,800,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	314,424	(496,536)	(182,112)
	Barclays Bank PLC	30,900,000	EUR	6 Month EURIBOR	Fixed 4.000%	Sep 2009	(181,930)	(617,149)	(799,079)
	Barclays Bank PLC	41,800,000	USD	3 Month LIBOR	Fixed 4.000%	Jun 2010	288,838	(82,384)	206,454
	Barclays Bank PLC	2,700,000	GBP	6 Month LIBOR	Fixed 5.000%	Sep 2015	(11,117)	(57,364)	(68,481)
	Barclays Bank PLC	252,500,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2015	1,540,250	(1,615,192)	(74,942)
	Barclays Bank PLC	12,700,000	GBP	Fixed 4.500%	6 Month LIBOR	Sep 2017	59,506	2,856	62,362
	Barclays Bank PLC	1,130,000,000	JPY	Fixed 2.500%	6 Month LIBOR	Dec 2027	(209,904)	(361,161)	(571,065)
	Barclays Bank PLC	5,000,000	GBP	Fixed 4.000%	6 Month LIBOR	Dec 2035	360,540	(292,647)	67,893
	Barclays Bank PLC	13,800,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	375,912	(661,496)	(285,584)
	Barclays Bank PLC	2,400,000	GBP	6 Month LIBOR	Fixed 5.000%	Mar 2039	240,802	193,353	434,155

John Hancock Funds II
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

FUND	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	TERMINATION DATE	UNAMORTIZED UPFRONT PAYMENT MADE (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond continued
	BNP Paribas	1,700,000	EUR	Fixed 5.000%	6 Month EURIBOR	Mar 2039	($20,100)	($114,042)	($134,142)
	Citibank N.A.	5,900,000	GBP	Fixed 5.000%	6 Month LIBOR	Jun 2009	1,577	92,878	94,455
	Citibank N.A.	14,000,000	EUR	6 Month EURIBOR	Fixed 3.500%	Sep 2010	(49,678)	(466,191)	(515,869)
	Citibank N.A.	2,800,000	GBP	6 Month LIBOR	Fixed 5.000%	Mar 2013	(110,458)	30,843	(79,615)
	Citibank N.A.	2,000,000	CAD	Fixed 5.000%	3 Month BA-CDOR	Jun 2015	(62,882)	(91,750)	(154,632)
	Citibank N.A.	2,200,000	GBP	6 Month LIBOR	Fixed 5.000%	Sep 2015	961	(56,761)	(55,800)
	Citibank N.A.	28,300,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2018	(352,960)	(597,085)	(950,045)
	Citibank N.A.	2,100,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	33,295	(76,754)	(43,459)
	Credit Suisse International	1,400,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2018	(22,400)	(26,652)	(49,052)
	Credit Suisse International	10,300,000	AUD	6 Month BBR-BBSW	Fixed 7.250%	Jun 2013	(13,573)	170,556	156,983
	Credit Suisse International	9,700,000	GBP	6 Month LIBOR	Fixed 5.000%	Sep 2013	32,782	(226,188)	(193,406)
	Deutsche Bank AG	9,400,000	AUD	6 Month BBR-BBSW	Fixed 7.500%	Mar 2011	(45,311)	166,877	121,566
	Deutsche Bank AG	14,800,000	AUD	6 Month BBR-BBSW	Fixed 7.250%	Jun 2011	(50,220)	166,702	116,482
	Deutsche Bank AG	400,000	GBP	6 Month LIBOR	Fixed 5.000%	Mar 2013	(14,649)	3,225	(11,424)
	Deutsche Bank AG	770,000,000	JPY	6 Month LIBOR	Fixed 1.500%	Jun 2013	15,479	50,930	66,409
	Deutsche Bank AG	1,100,000	GBP	6 Month LIBOR	Fixed 5.000%	Sep 2015	(4,754)	(23,146)	(27,900)
	Deutsche Bank AG	200,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2015	(8,196)	590	(7,606)
	Deutsche Bank AG	7,900,000	AUD	Fixed 6.500%	6 Month BBR-BBSW	Jun 2017	187,785	(100,588)	87,197
	Deutsche Bank AG	400,000,000	JPY	Fixed 2.000%	6 Month LIBOR	Dec 2017	(62,573)	(48,350)	(110,923)
	Deutsche Bank AG	1,400,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2018	3,220	(50,219)	(46,999)
	Deutsche Bank AG	2,300,000	GBP	Fixed 4.100%	6 Month LIBOR	Jun 2036	—	272,751	272,751
	Deutsche Bank AG	20,400,000	EUR	6 Month EURIBOR	Fixed 5.000%	Mar 2038	18	(10,665)	(10,647)
	Goldman Sachs	3,500,000	EUR	Fixed 5.000%	6 Month EURIBOR	Mar 2039	(244,313)	(31,861)	(276,174)
	HSBC Bank	18,200,000	AUD	6 Month BBR-BBSW	Fixed 6.000%	Jun 2012	(117,130)	(365,421)	(482,551)
	HSBC Bank	3,200,000	AUD	Fixed 6.000%	6 Month BBR-BBSW	Jun 2017	21,466	107,121	128,587
	HSBC Bank	600,000	GBP	Fixed 5.500%	6 Month LIBOR	Sep 2018	18,264	(57,098)	(38,834)
	JP Morgan Chase	31,000,000	EUR	Fixed 4.500%	6 Month EURIBOR	Mar 2014	(141,285)	348,608	207,323
	JP Morgan Chase	2,700,000	GBP	6 Month LIBOR	Fixed 5.000%	Sep 2015	(5,744)	(62,737)	(68,481)
	JP Morgan Chase	20,700,000	EUR	Fixed 5.000%	6 Month EURIBOR	Mar 2039	(1,266,539)	(366,831)	(1,633,370)
	Lehman Brothers Special Financing, Inc.	12,100,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2023	138,666	(455,359)	(316,693)
	Lehman Brothers Special Financing, Inc.	6,300,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	72,540	(202,916)	(130,376)
	Merrill Lynch Capital Services, Inc.	66,000,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2018	(1,335,493)	(880,160)	(2,215,653)
	Morgan Stanley Capital Services Inc.	123,900,000	EUR	6 Month EURIBOR	Fixed 4.000%	Sep 2009	(668,245)	(2,399,007)	(3,067,252)
	Morgan Stanley Capital Services Inc.	1,190,000,000	JPY	Fixed 1.500%	6 Month LIBOR	Dec 2010	24,755	(140,800)	(116,045)
	Morgan Stanley Capital Services Inc.	3,400,000	GBP	6 Month LIBOR	Fixed 5.000%	Mar 2013	(132,939)	36,264	(96,675)
	Morgan Stanley Capital Services Inc.	1,300,000,000	JPY	Fixed 1.980%	6 Month LIBOR	Sep 2016	—	(472,465)	(472,465)
	Morgan Stanley Capital Services Inc.	8,700,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2018	(139,170)	(152,893)	(292,063)
	Morgan Stanley Capital Services Inc.	5,200,000	EUR	6 Month EURIBOR	Fixed 4.500%	Jun 2034	(363,869)	186,711	(177,158)

John Hancock Funds II
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

FUND	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	TERMINATION DATE	UNAMORTIZED UPFRONT PAYMENT MADE (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond continued
	Morgan Stanley Capital Services Inc.	11,600,000	EUR	6 Month EURIBOR	Fixed 6.000%	Jun 2034	$1,833,206	$257,890	$2,091,096
	Morgan Stanley Capital Services Inc.	310,000,000	JPY	Fixed 2.250%	6 Month LIBOR	Jun 2036	41,146	29,047	70,193
	Morgan Stanley Capital Services Inc.	2,100,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	9,723	(53,182)	(43,459)
	The Royal Bank of Scotland PLC	100,000	USD	3 Month LIBOR	Fixed 4.000%	Dec 2010	(77)	991	914
	The Royal Bank of Scotland PLC	27,900,000	USD	3 Month LIBOR	Fixed 4.000%	Jun 2011	127,503	(55,312)	72,191
	The Royal Bank of Scotland PLC	6,500,000	GBP	6 Month LIBOR	Fixed 5.000%	Sep 2015	(149,803)	(15,059)	(164,862)
	The Royal Bank of Scotland PLC	2,100,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2018	(17,535)	(52,963)	(70,498)
	The Royal Bank of Scotland PLC	1,700,000	EUR	6 Month EURIBOR	Fixed 4.500%	Jun 2034	(121,079)	63,162	(57,917)
	The Royal Bank of Scotland PLC	230,000,000	JPY	Fixed 2.500%	6 Month LIBOR	Jun 2036	57,970	(117,852)	(59,882)
	UBS AG	4,340,000,000	JPY	6 Month LIBOR	Fixed 1.500%	Jun 2013	(161,227)	535,530	374,303
	UBS AG	390,000,000	JPY	Fixed 2.000%	6 Month LIBOR	Dec 2017	(61,203)	(46,947)	(108,150)
	UBS AG	45,700,000	AUD	6 Month BBR-BBSW	Fixed 7.500%	Mar 2011	(159,875)	750,893	591,018
							($629,712)	($8,789,750)	($9,419,462)

Real Return Bond
	Bank of America N.A.	2,400,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	$62,880	($112,547)	($49,667)
	Barclays Bank PLC	2,900,000	GBP	6 Month LIBOR	Fixed 5.000%	Jun 2009	(10,878)	(34,766)	(45,644)
	Barclays Bank PLC	12,900,000	AUD	6 Month BBR-BBSW	Fixed 7.000%	Dec 2009	6,422	14,166	20,588
	Barclays Bank PLC	15,177,517	BRL	CDI	Fixed 10.680%	Jan 2012	(143,859)	(778,574)	(922,433)
	Barclays Bank PLC	673,983	BRL	CDI	Fixed 12.540%	Jan 2012	(3,963)	(9,475)	(13,438)
	Barclays Bank PLC	900,000	EUR	FRCPXTOB	Fixed 1.9475%	Mar 2012	452	(36,660)	(36,208)
	Barclays Bank PLC	200,000	EUR	FRCPXTOB	Fixed 1.960%	Apr 2012	—	(8,320)	(8,320)
	Barclays Bank PLC	700,000	EUR	FRCPXTOB	Fixed 1.980%	Apr 2012	—	(29,565)	(29,565)
	Barclays Bank PLC	1,900,000	EUR	FRCPXTOB	Fixed 2.070%	Sep 2012	—	(69,487)	(69,487)
	Barclays Bank PLC	5,500,000	EUR	FRCPXTOB	Fixed 2.138%	Jan 2016	—	(212,406)	(212,406)
	Barclays Bank PLC	10,000,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.720%	Sep 2016	—	(6,910)	(6,910)
	Barclays Bank PLC	8,600,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.330%	Feb 2017	—	(26,153)	(26,153)
	Barclays Bank PLC	3,000,000	GBP	UK RPI	Fixed 3.250%	Dec 2017	11,509	(277,147)	(265,638)
	Barclays Bank PLC	1,600,000	AUD	Fixed 6.750%	6 Month BBR-BBSW	Dec 2017	1,237	(8,047)	(6,810)
	Barclays Bank PLC	3,000,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2028	(36,600)	(28,300)	(64,900)
	Barclays Bank PLC	4,200,000	GBP	Fixed 4.000%	6 month LIBOR	Dec 2035	81,765	(24,735)	57,030
	Barclays Bank PLC	1,100,000	GBP	Fixed 5.000%	6 Month LIBOR	Mar 2039	(111,694)	(87,294)	(198,988)
	BNP Paribas	2,200,000	EUR	FRCPXTOB	Fixed 2.040%	Feb 2011	—	(36,603)	(36,603)
	BNP Paribas	3,600,000	EUR	FRCPXTOB	Fixed 1.9875%	Dec 2011	—	(117,172)	(117,172)
	BNP Paribas	1,400,000	EUR	FRCPXTOB	Fixed 1.9825%	Mar 2012	2,872	(54,164)	(51,292)
	Citibank N.A.	3,500,000	AUD	6 Month BBR-BBSW	Fixed 6.500%	Jan 2010	(2,352)	(27,292)	(29,644)
	Citibank N.A.	2,000,000	EUR	FRCPXTOB	Fixed 2.110%	Nov 2012	—	(73,229)	(73,229)
	Citibank N.A.	5,700,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	121,287	(272,135)	(150,848)
	Credit Suisse International	5,600,000	GBP	6 Month LIBOR	Fixed 5.000%	Sep 2010	(98,638)	(11,551)	(110,189)

John Hancock Funds II
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

FUND	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	TERMINATION DATE	UNAMORTIZED UPFRONT PAYMENT MADE (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Real Return Bond, continued
	Credit Suisse International	5,000,000	USD	3 Month LIBOR	Fixed 5.000%	Dec 2018	$117,000	$50,853	$167,853
	Credit Suisse International	2,200,000	GBP	Fixed 4.000%	6 month LIBOR	Dec 2035	46,498	(16,625)	29,873
	Deutsche Bank AG	13,800,000	AUD	6 Month BBR-BBSW	Fixed 6.500%	Jan 2010	(12,097)	(104,110)	(116,207)
	Deutsche Bank AG	10,800,000	EUR	6 Month EURIBOR	Fixed 4.500%	Mar 2010	(5,707)	(115,824)	(121,531)
	Deutsche Bank AG	12,900,000	GBP	6 Month LIBOR	Fixed 6.000%	Mar 2010	217,577	(6,594)	210,983
	Deutsche Bank AG	50,000,000	AUD	6 Month BBR-BBSW	Fixed 7.000%	Jun 2010	3,008	(105,707)	(102,699)
	Deutsche Bank AG	23,000,000	USD	3 Month LIBOR	Fixed 4.000%	Jun 2010	109,250	—	109,250
	Deutsche Bank AG	6,700,000	USD	Fixed 5.000%	3 month LIBOR	Dec 2021	464,002	(728,079)	(264,077)
	Goldman Sachs	1,300,000	EUR	FRCPXTOB	Fixed 1.9763%	Dec 2011	(1,698)	(45,872)	(47,570)
	Goldman Sachs	500,000	EUR	FRCPXTOB	Fixed 1.960%	Mar 2012	—	(20,963)	(20,963)
	Goldman Sachs	5,000,000	GBP	6 Month LIBOR	Fixed 5.000%	Mar 2013	32,979	(175,889)	(142,910)
	Goldman Sachs	2,600,000	GBP	UK RPI	Fixed 3.110%	Jan 2018	—	(292,368)	(292,368)
	Goldman Sachs	1,000,000	USD	CPI-U	Fixed 2.970%	Mar 2018	—	11,217	11,217
	Goldman Sachs	900,000	GBP	Fixed 5.000%	6 Month LIBOR	Mar 2039	(103,298)	(59,510)	(162,808)
	HSBC Bank	1,400,000	EUR	6 Month EURIBOR	Fixed 5.000%	Mar 2019	57,977	(4,152)	53,825
	HSBC Bank	1,500,000	GBP	Fixed 4.250%	6 month LIBOR	Jun 2036	—	114,022	114,022
	JP Morgan Chase	2,300,000	AUD	6 Month BBR-BBSW	Fixed 6.500%	Jan 2010	(1,398)	(17,970)	(19,368)
	JP Morgan Chase	2,700,000	EUR	FRCPXTOB	Fixed 2.028%	Oct 2011	—	(60,218)	(60,218)
	JP Morgan Chase	2,800,000	EUR	FRCPXTOB	Fixed 1.97%	Dec 2011	—	(97,136)	(97,136)
	JP Morgan Chase	1,500,000	EUR	FRCPXTOB	fixed 2.353%	Oct 2016	—	(22,620)	(22,620)
	Lehman Brothers Special Financing, Inc.	3,800,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2023	(2,090)	130,259	128,169
	Lehman Brothers Special Financing, Inc.	11,400,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	334,481	261,683	596,164
	Merrill Lynch Capital Services, Inc.	5,500,000	USD	3 Month LIBOR	Fixed 4.000%	Jun 2010	(22,220)	49,385	27,165
	Merrill Lynch Capital Services, Inc.	6,874,627	BRL	CDI	Fixed 12.540%	Jan 2012	(31,552)	(105,516)	(137,068)
	Merrill Lynch Capital Services, Inc.	300,000	USD	3 Month LIBOR	Fixed 5.000%	Dec 2015	8,280	3,129	11,409
	Merrill Lynch Capital Services, Inc.	18,300,000	USD	Fixed 5.000%	3 month LIBOR	Dec 2023	(75,308)	(403,658)	(478,966)
	Merrill Lynch Capital Services, Inc.	11,900,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	470,050	(716,315)	(246,265)
	Morgan Stanley Capital Services, Inc.	2,700,000,000	JPY	6 Month LIBOR	Fixed 1.000%	Mar 2009	(58,084)	51,780	(6,304)
	Morgan Stanley Capital Services, Inc.	13,600,000	AUD	6 Month BBR-BBSW	Fixed 7.000%	Dec 2009	7,301	14,405	21,706
	Morgan Stanley Capital Services, Inc.	66,700,000	USD	3 Month LIBOR	Fixed 4.000%	Dec 2009	484,242	76,298	560,540
	Morgan Stanley Capital Services, Inc.	14,100,000	GBP	6 Month LIBOR	Fixed 5.000%	Dec 2009	(36,712)	(40,094)	(76,806)
	Morgan Stanley Capital Services, Inc.	10,800,000	EUR	6 Month EURIBOR	Fixed 4.500%	Mar 2010	(5,738)	(115,793)	(121,531)
	Morgan Stanley Capital Services, Inc.	4,920,076	BRL	CDI	Fixed 12.540%	Jan 2012	(17,292)	(80,805)	(98,097)
	Morgan Stanley Capital Services, Inc.	6,306,138	BRL	CDI	Fixed 10.115%	Jan 2012	(124,993)	(349,821)	(474,814)
	Morgan Stanley Capital Services, Inc.	1,700,000	AUD	Fixed 6.750%	6 Month BBR-BBSW	Dec 2017	644	(7,879)	(7,235)
	Morgan Stanley Capital Services, Inc.	5,100,000	USD	CPI-U	Fixed 2.980%	Mar 2018	—	52,448	52,448

John Hancock Funds II
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

FUND	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	TERMINATION DATE	UNAMORTIZED UPFRONT PAYMENT MADE (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Real Return Bond, continued
	Morgan Stanley Capital Services, Inc.	6,800,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2028	$41,140	($188,246)	($147,106)
	Royal Bank of Canada	1,400,000	AUD	6 Month BBR-BBSW	Fixed 6.500%	Jan 2010	(1,572)	(10,286)	(11,858)
	The Royal Bank of Scotland PLC	30,800,000	USD	3 Month LIBOR	Fixed 4.000%	Jun 2010	(129,899)	282,023	152,124
	The Royal Bank of Scotland PLC	6,600,000	GBP	6 Month LIBOR	Fixed 5.000%	Sep 2010	(121,022)	(9,117)	(130,139)
	The Royal Bank of Scotland PLC	300,000	EUR	FRCPXTOB	Fixed 1.955%	Mar 2012	—	(12,162)	(12,162)
	The Royal Bank of Scotland PLC	1,000,000	EUR	FRCPXTOB	Fixed 1.950%	Mar 2012	—	(41,139)	(41,139)
	The Royal Bank of Scotland PLC	4,900,000	GBP	UK RPI	Fixed 3.183%	Dec 2017	3,910	(510,985)	(507,075)
	The Royal Bank of Scotland PLC	1,700,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2023	(21,675)	(22,819)	(44,494)
	The Royal Bank of Scotland PLC	1,100,000	GBP	UK RPI	Fixed 3.440%	Sep 2027	—	(182,918)	(182,918)
	UBS AG	2,300,000	EUR	FRCPXTOB	Fixed 2.095%	Oct 2011	—	(40,093)	(40,093)
	UBS AG	1,600,000	EUR	Fixed 2.275%	FRCPXTOB	Oct 2016	—	(25,226)	(25,226)
	UBS AG	1,600,000	EUR	FRCPXTOB	Fixed 2.350%	Oct 2016	—	(25,226)	(25,226)
							$1,506,424	($5,992,599)	($4,486,175)

Spectrum Income
	JP Morgan Chase Bank, N.A.	232,000,000	KRW	3M KW-CDC	Fixed 5.055%	Jun 2012	—	($3,462)	($3,462)
	JP Morgan Chase Bank, N.A.	593,000,000	KRW	3M KW-CDC	Fixed 5.200%	Jun 2012	—	(6,003)	(6,003)
	JP Morgan Chase Bank, N.A.	592,000,000	KRW	3M KW-CDC	Fixed 5.180%	Jun 2012	—	(6,384)	(6,384)
	JP Morgan Chase Bank, N.A.	810,000,000	KRW	3M KW-CDC	Fixed 5.285%	Jun 2012	—	(5,684)	(5,684)
							—	($21,533)	($21,533)

Total Return
	Bank of America N.A.	11,500,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2028	$71,324	($320,107)	($248,783)
	Bank of America N.A.	15,600,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	374,369	(697,203)	(322,834)
	Barclays Bank PLC	9,700,000	GBP	6 Month LIBOR	Fixed 6.000%	Dec 2008	6,012	(24,860)	(18,848)
	Barclays Bank PLC	5,400,000	GBP	6 Month LIBOR	Fixed 6.000%	Mar 2009	11,882	(4,779)	7,103
	Barclays Bank PLC	5,800,000	GBP	6 Month LIBOR	Fixed 5.000%	Jun 2009	(67,555)	(24,610)	(92,165)
	Barclays Bank PLC	5,710,624	BRL	CDI	Fixed 11.360%	Jan 2010	—	(143,876)	(143,876)
	Barclays Bank PLC	500,000	EUR	FRCPXTOB	Fixed 1.960%	Apr 2012	—	(20,800)	(20,800)
	Barclays Bank PLC	1,200,000	GBP	Fixed 4.000%	6 Month LIBOR	Dec 2036	136,773	35,913	172,686
	BNP Paribas	6,800,000	USD	3 Month LIBOR	Fixed 0.710%	Feb 2009	2,882	(33,648)	(30,766)
	BNP Paribas	13,400,000	USD	3 Month LIBOR	Fixed 0.7625%	Feb 2014	2,948	(105,673)	(102,725)
	Citibank N.A..	5,300,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	81,499	(191,180)	(109,681)
	Credit Suisse International	1,100,000	GBP	6 Month LIBOR	Fixed 5.000%	Jun 2009	(8,682)	(8,798)	(17,480)
	Deutsche Bank AG	5,800,000	GBP	6 Month LIBOR	Fixed 6.000%	Dec 2008	3,923	(15,193)	(11,270)
	Deutsche Bank AG	3,500,000	USD	3 Month LIBOR	Fixed 4.000%	Dec 2010	31,395	601	31,996
	Deutsche Bank AG	2,900,000	AUD	6 Month BBR-BBSW	Fixed 7.000%	Mar 2013	18,907	(3,538)	15,369
	Deutsche Bank AG	4,000,000	AUD	Fixed 6.500%	6 Month BBR-BBSW	Mar 2018	(29,673)	24,448	(5,225)
	Deutsche Bank AG	4,300,000	GBP	Fixed 4.000%	6 Month LIBOR	Dec 2036	1,158,223	(539,431)	618,792
	HSBC Bank	315,662	BRL	CDI	Fixed 14.765%	Jan 2012	3,269	2,076	5,345
	HSBC Bank	3,500,000	GBP	6 Month LIBOR	Fixed 5.000%	Sep 2013	35,455	(105,241)	(69,786)
	HSBC Bank	2,100,000	GBP	Fixed 4.000%	6 Month LIBOR	Dec 2036	313,638	(11,437)	302,201

John Hancock Funds II
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

FUND	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	TERMINATION DATE	UNAMORTIZED UPFRONT PAYMENT MADE (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Total Return, continued
	Lehman Brothers Special Financing, Inc.	1,200,000	USD	3 Month LIBOR	Fixed 4.000%	Dec 2010	$10,992	($22)	$10,970
	Lehman Brothers Special Financing, Inc.	2,900,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2028	10,875	(73,612)	(62,737)
	Merrill Lynch Capital Services, Inc.	1,952,519	BRL	CDI	Fixed 12.948%	Jan 2010	641	(3,797)	(3,156)
	Merrill Lynch Capital Services, Inc.	5,273,541	BRL	CDI	Fixed 11.430%	Jan 2010	—	(127,286)	(127,286)
	Merrill Lynch Capital Services, Inc.	19,300,000	USD	3 Month LIBOR	Fixed 4.000%	Dec 2010	76,759	99,674	176,433
	Merrill Lynch Capital Services, Inc.	5,276,854	BRL	CDI	Fixed 11.980%	Jan 2012	—	(163,281)	(163,281)
	Merrill Lynch Capital Services, Inc.	1,010,120	BRL	CDI	Fixed 14.765%	Jan 2012	6,608	10,497	17,105
	Merrill Lynch Capital Services, Inc.	400,000	GBP	Fixed 4.000%	6 Month LIBOR	Dec 2035	—	5,431	5,431
	Merrill Lynch Capital Services, Inc.	5,600,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	115,024	(230,913)	(115,889)
	Morgan Stanley Capital Services Inc.	4,763,489	BRL	CDI	Fixed 12.78%	Jan 2010	1,721	(22,423)	(20,702)
	Morgan Stanley Capital Services Inc.	3,577,309	BRL	CDI	Fixed 12.67%	Jan 2010	(4,653)	(30,910)	(35,563)
	Morgan Stanley Capital Services Inc.	20,300,000	USD	3 Month LIBOR	Fixed 4.000%	Jun 2010	(54,505)	154,769	100,264
	Morgan Stanley Capital Services Inc.	19,700,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2018	(181,571)	(479,768)	(661,339)
	Morgan Stanley Capital Services Inc.	2,000,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2028	(20,000)	(23,267)	(43,267)
	Morgan Stanley Capital Services Inc.	4,300,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	87,978	(176,964)	(88,986)
	The Royal Bank of Scotland PLC	5,100,000	GBP	6 Month LIBOR	Fixed 6.000%	Mar 2009	22,846	(16,137)	6,709
	The Royal Bank of Scotland PLC	27,600,000	USD	3 Month LIBOR	Fixed 4.000%	Jun 2010	(64,722)	201,041	136,319
	The Royal Bank of Scotland PLC	15,500,000	USD	3 Month LIBOR	Fixed 4.000%	Dec 2010	93,975	47,720	141,695
	The Royal Bank of Scotland PLC	2,000,000	EUR	FRCPXTOB	Fixed 1.955%	Mar 2012	—	(81,081)	(81,081)
	The Royal Bank of Scotland PLC	3,400,000	EUR	FRCPXTOB	Fixed 1.950%	Mar 2012	—	(139,871)	(139,871)
	The Royal Bank of Scotland PLC	2,900,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2028	20,532	(83,269)	(62,737)
	The Royal Bank of Scotland PLC	3,300,000	GBP	Fixed 4.000%	6 Month LIBOR	Dec 2036	473,912	975	474,887
	The Royal Bank of Scotland PLC	5,100,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	173,400	(278,942)	(105,542)
	UBS AG	3,588,444	BRL	CDI	Fixed 12.41%	Jan 2010	(5,790)	(30,212)	(36,002)
	UBS AG	3,200,000	AUD	3 Month BBR-BBSW	Fixed 7.500%	Mar 2010	(8,927)	30,292	21,365
	UBS AG	50,100,000	AUD	3 Month BBR-BBSW	Fixed 7.000%	Jun 2010	157,180	(20,501)	136,679
	UBS AG	20,200,000	AUD	6 Month BBR-BBSW	Fixed 7.500%	Mar 2011	85,490	175,748	261,238
	UBS AG	6,361,914	BRL	CDI	Fixed 10.575%	Jan 2012	(125,504)	(276,344)	(401,848)
							$3,018,850	($3,719,789)	($700,939)

John Hancock Funds II
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The Funds had the following credit default swap contracts open at August 31, 2008:

FUND	COUNTERPARTY	ISSUER	NOTIONAL AMOUNT	CURRENCY	BUY/SELL PROTECTION †	(PAY)/ RECEIVED FIXED RATE	TERMINATION DATE	UNAMORTIZED UPFRONT PAYMENT MADE (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Active Bond
	UBS Securities	CDX.NA.IG.10	4,000,000	USD	Buy	(1.659)%	Jun 2013	($72,401)	$51,187	($21,214)
								($72,401)	$51,187	($21,214)

Global Bond
	Bank of America N.A.	GMAC LLC	600,000	USD	Sell	8.850%	Mar 2009	—	$8,231	$8,231
	Bank of America N.A.	Consumers Energy Company	900,000	USD	Buy	(0.090)%	Mar 2012	—	37,617	37,617
	Bank of America N.A.	Global Santa Fe Corporation	1,100,000	USD	Buy	(0.455)%	Jun 2012	—	(4,344)	(4,344)
	Bank of America N.A.	Loews Corporation	300,000	USD	Buy	(0.120)%	Jun 2012	—	2,643	2,643
	Bank of America N.A.	Xstrata Canada Corporation	3,000,000	USD	Buy	(0.910)%	Jun 2012	—	(14,668)	(14,668)
	Bank of America N.A.	Ford Motor Credit Company, LLC	1,000,000	USD	Sell	3.950%	Dec 2012	—	(256,968)	(256,968)
	Bank of America N.A.	Vivendi	2,000,000	USD	Buy	(1.280)%	Jun 2013	—	(19,604)	(19,604)
	Bank of America N.A.	Morgan Stanley	2,000,000	USD	Buy	(1.100)%	Jun 2015	—	107,720	107,720
	Bank of America N.A.	The Home Depot, Inc.	1,000,000	USD	Buy	(1.100)%	Mar 2016	—	32,954	32,954
	Bank of America N.A.	Lafarge	2,000,000	USD	Buy	(1.690)%	Sep 2016	—	64,642	64,642
	Bank of America N.A.	CDX.NA.IG.7	5,600,000	USD	Buy	(0.650)%	Dec 2016	($34,096)	366,795	332,699
	Bank of America N.A.	Intuit, Inc.	2,000,000	USD	Buy	(1.380)%	Mar 2017	—	(57,490)	(57,490)
	Bank of America N.A.	McKesson Corporation	600,000	USD	Buy	(0.380)%	Mar 2017	—	10,236	10,236
	Bank of America N.A.	Autozone, Inc.	1,000,000	USD	Buy	(0.600)%	Jun 2017	—	35,791	35,791
	Bank of America N.A.	CDX.NA.IG.8	7,200,000	USD	Buy	(0.600)%	Jun 2017	96,705	329,402	426,107
	Barclays Bank PLC	SLM Corporation	900,000	USD	Sell	4.000%	Mar 2009	—	(4,694)	(4,694)
	Barclays Bank PLC	XL Capital Ltd.	700,000	USD	Buy	(0.310)%	Mar 2012	—	32,687	32,687
	Barclays Bank PLC	iTRAXX Europe Sub Financials Series 8 Version 1	7,800,000	EUR	Buy	(0.700)%	Dec 2012	8,614	317,355	325,969
	Barclays Bank PLC	Kingdom of Spain	17,600,000	USD	Sell	0.260%	Mar 2013	—	(55,750)	(55,750)
	Barclays Bank PLC	Autozone, Inc.	2,000,000	USD	Buy	(0.875)%	Jun 2013	—	7,940	7,940
	Barclays Bank PLC	CDX.NA.IG.10	27,000,000	USD	Buy	(1.550)%	Jun 2013	(214,258)	(11,957)	(226,215)
	Barclays Bank PLC	The Goldman Sachs Group, Inc.	400,000	USD	Buy	(1.520)%	Jun 2013	—	(1,696)	(1,696)
	Barclays Bank PLC	Deutsche Bank Aktiengesellschaft	1,800,000	USD	Buy	(0.760)%	Sep 2013	—	8,583	8,583
	Barclays Bank PLC	Wachovia Bank	400,000	USD	Buy	(2.700)%	Sep 2013	—	(431)	(431)
	Barclays Bank PLC	Norfolk Southern	2,000,000	USD	Buy	(0.450)%	Sep 2014	—	1,486	1,486
	Barclays Bank PLC	iTRAXX Europe Hivol Series 6 Version 1	1,200,000	EUR	Buy	(0.850)%	Dec 2016	(7,394)	86,766	79,372
	Barclays Bank PLC	Southwest Airlines Co.	500,000	USD	Buy	(0.640)%	Mar 2017	—	34,817	34,817
	Barclays Bank PLC	CDX.NA.IG.8	3,200,000	USD	Buy	(0.600)%	Jun 2017	109,247	80,113	189,360
	Barclays Bank PLC	CDX.NA.IG.8	22,100,000	USD	Buy	(0.600)%	Jun 2017	264,576	1,043,337	1,307,913
	Barclays Bank PLC	Citigroup, Inc.	6,000,000	USD	Buy	(0.870)%	Jun 2018	—	347,789	347,789
	Barclays Bank PLC	Citigroup, Inc.	2,700,000	USD	Buy	(1.350)%	Sep 2018	—	62,466	62,466
	Barclays Bank PLC	Wells Fargo & Company	3,300,000	USD	Buy	(1.030)%	Sep 2018	—	48,556	48,556

	BNP Paribas	iTRAXX Europe Hivol Series 6 Version 1	1,500,000	EUR	Buy	(0.850)%	Dec 2016	(9,045)	108,260	99,215
	BNP Paribas	JP Morgan Chase & Co.	2,000,000	USD	Buy	(0.560)%	Dec 2017	—	79,425	79,425
	BNP Paribas	JP Morgan Chase & Co.	1,800,000	USD	Buy	(0.737)%	Mar 2018	—	48,764	48,764
	BNP Paribas	The Bear Stearns Companies, Inc.	2,000,000	USD	Buy	(2.180)%	Mar 2018	—	(163,905)	(163,905)
	BNP Paribas	Lehman Brothers Holdings, Inc.	2,200,000	USD	Buy	(1.550)%	Jun 2018	—	131,506	131,506
	Citibank N.A.	Ford Motor Credit Company, LLC	2,100,000	USD	Sell	7.500%	Mar 2009	—	16,378	16,378
	Citibank N.A.	GMAC LLC	500,000	USD	Sell	8.650%	Mar 2009	—	6,124	6,124
	Citibank N.A.	SLM Corporation	1,400,000	USD	Sell	4.300%	Mar 2009	—	(4,184)	(4,184)
	Citibank N.A.	Newell Rubbermaid, Inc.	600,000	USD	Buy	(0.130)%	Jun 2010	—	7,291	7,291
	Citibank N.A.	Sara Lee Corporation	500,000	USD	Buy	(0.330)%	Sep 2011	—	2,434	2,434
	Citibank N.A.	Autozone, Inc.	500,000	USD	Buy	(0.680)%	Dec 2012	—	4,787	4,787
	Citibank N.A.	HSBC Finance Corporation	1,700,000	USD	Buy	(0.430)%	Mar 2014	—	184,457	184,457
	Citibank N.A.	Nabors Industries, Inc.	2,000,000	USD	Buy	(0.820)%	Mar 2018	—	47,424	47,424
	Citibank N.A.	Pearson PLC	1,000,000	USD	Buy	(0.690)%	Jun 2018	—	744	744
	Credit Suisse International	GAZPROM	1,500,000	USD	Sell	1.330%	Dec 2008	—	4,047	4,047

John Hancock Funds II
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

FUND	COUNTERPARTY	ISSUER	NOTIONAL AMOUNT	CURRENCY	BUY/SELL PROTECTION †	(PAY)/ RECEIVED FIXED RATE	TERMINATION DATE	UNAMORTIZED UPFRONT PAYMENT MADE (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond, continued
	Credit Suisse International	Russian Federation	1,000,000	USD	Sell	0.450%	Jan 2009	—	($95)	($95)
	Credit Suisse International	Johnson Controls, Inc.	600,000	USD	Buy	(0.240)%	Mar 2011	—	12,411	12,411
	Credit Suisse International	Sealed Air Corporation	700,000	USD	Buy	(0.500)%	Sep 2013	—	39,164	39,164
	Credit Suisse International	Masco Corporation	700,000	USD	Buy	(0.907)%	Dec 2016	—	84,126	84,126
	Credit Suisse International	ABX.HE.AA.06-1	800,000	USD	Sell	0.320%	Jul 2045	($286,349)	(81,903)	(368,252)
	Deutsche Bank AG	GMAC LLC	700,000	USD	Sell	9.500%	Mar 2009	—	12,947	12,947
	Deutsche Bank AG	SLM Corporation	2,000,000	USD	Sell	3.050%	Mar 2009	—	(24,530)	(24,530)
	Deutsche Bank AG	J.C. Penney Company	800,000	USD	Buy	(0.270)%	Mar 2010	—	15,794	15,794
	Deutsche Bank AG	Nationwide Health Properties, Inc.	600,000	USD	Buy	(0.620)%	Sep 2011	—	21,252	21,252
	Deutsche Bank AG	CDX.NA.IG.10	13,700,000	USD	Buy	(1.550)%	Jun 2013	(116,234)	1,451	(114,783)
	Deutsche Bank AG	ACE Limited	300,000	USD	Buy	(0.390)%	Jun 2014	—	3,432	3,432
	Deutsche Bank AG	Tate & Lyle Public Limited Company	300,000	USD	Buy	(0.510)%	Dec 2014	—	20,390	20,390
	Deutsche Bank AG	CDX.NA.IG.8	9,400,000	USD	Buy	(0.600)%	Jun 2017	62,689	493,618	556,307
	Deutsche Bank AG	CDX.NA.IG.9	5,300,000	USD	Buy	(0.800)%	Dec 2017	190,058	31,294	221,352
	Deutsche Bank AG	JP Morgan Chase & Co	400,000	USD	Buy	(0.720)%	Mar 2018	—	11,351	11,351
	Deutsche Bank AG	iTRAXX Europe Series 9 Version 1	7,400,000	EUR	Buy	(1.750)%	Jun 2018	(656,772)	73,704	(583,068)
	Deutsche Bank AG	Lehman Brothers Holdings, Inc.	2,000,000	USD	Buy	(1.600)%	Jun 2018	—	110,157	110,157
	Deutsche Bank AG	Wea Finance, LLC	2,000,000	USD	Buy	(2.100)%	Jun 2018	—	28,830	28,830
	Deutsche Bank AG	Citigroup, Inc.	5,900,000	USD	Buy	(1.336)%	Sep 2018	—	142,497	142,497
	Deutsche Bank AG	Morgan Stanley	1,100,000	USD	Buy	(1.850)%	Sep 2018	—	19,320	19,320
	Deutsche Bank AG	ABX.HE.AAA.06-2	1,000,000	USD	Sell	0.110%	May 2046	(375,297)	45,409	(329,888)
	Goldman Sachs	General Electric Capital Corporation	1,500,000	USD	Sell	0.830%	Dec 2009	—	(3,323)	(3,323)
	Goldman Sachs	CDX.NA.IG.10	7,800,000	USD	Buy	(1.550)%	Jun 2013	(64,092)	(1,259)	(65,351)
	Goldman Sachs	CDX.NA.IG.10	12,600,000	USD	Buy	(1.500)%	Jun 2018	(414,607)	241,521	(173,086)
	HSBC Bank	GAZPROM	3,000,000	USD	Sell	1.300%	Dec 2008	—	7,628	7,628
	HSBC Bank	GAZPROM	1,200,000	USD	Sell	1.500%	Jan 2009	—	2,848	2,848
	HSBC Bank	iTRAXX Europe Hivol Series 6 Version 1	500,000	EUR	Buy	(0.850)%	Dec 2016	(2,873)	35,945	33,072
	JP Morgan Chase	Federative Republic of Brazil	2,700,000	USD	Sell	1.345%	Aug 2011	—	33,060	33,060
	JP Morgan Chase	CNA Financial Corporation	500,000	USD	Buy	(0.440)%	Sep 2011	—	7,928	7,928
	JP Morgan Chase	CNA Financial Corporation	600,000	USD	Buy	(0.440)%	Sep 2011	—	9,513	9,513
	JP Morgan Chase	Sabre Holdings Corporation	700,000	USD	Buy	(0.930)%	Sep 2011	—	155,959	155,959

	JP Morgan Chase	HJ Heinz Finance Co.	600,000	USD	Buy	(0.370)%	Mar 2012	—	1,233	1,233
	JP Morgan Chase	Diamond Offshore Drilling, Inc.	300,000	USD	Buy	(0.230)%	Jun 2012	—	3,847	3,847
	JP Morgan Chase	Nisource Finance Corporation	200,000	USD	Buy	(0.620)%	Sep 2014	—	11,582	11,582
	JP Morgan Chase	Loews Corporation	200,000	USD	Buy	(0.330)%	Mar 2016	—	2,177	2,177
	JP Morgan Chase	iTRAXX Europe Hivol Series 6 Version 1	300,000	EUR	Buy	(0.850)%	Dec 2016	(1,849)	21,692	19,843
	JP Morgan Chase	Sprint Nextel Corporation	1,000,000	USD	Buy	(1.065)%	Dec 2016	—	104,073	104,073
	JP Morgan Chase	Morgan Stanley	1,500,000	USD	Buy	(1.830)%	Sep 2018	—	28,433	28,433
	Lehman Brothers Special Financing, Inc.	GAZPROM	2,000,000	USD	Sell	1.350%	Dec 2008	—	5,554	5,554
	Lehman Brothers Special Financing, Inc.	Ford Motor Credit Company, LLC	700,000	USD	Buy	(2.310)%	Jun 2010	—	124,482	124,482
	Lehman Brothers Special Financing, Inc.	Alcan, Inc.	700,000	USD	Buy	(0.140)%	Mar 2011	—	1,242	1,242
	Lehman Brothers Special Financing, Inc.	D.R. Horton, Inc.	900,000	USD	Buy	(3.950)%	Jun 2011	—	22,583	22,583
	Lehman Brothers Special Financing, Inc.	Federative Republic of Brazil	2,000,000	USD	Sell	1.370%	Aug 2011	—	25,913	25,913
	Lehman Brothers Special Financing, Inc.	Federative Republic of Brazil	5,000,000	USD	Sell	1.280%	Aug 2011	—	51,966	51,966
	Lehman Brothers Special Financing, Inc.	Federative Republic of Brazil	3,100,000	USD	Sell	1.350%	Aug 2011	—	38,369	38,369
	Lehman Brothers Special Financing, Inc.	CVS Corporation	700,000	USD	Buy	(0.210)%	Sep 2011	—	1,978	1,978
	Lehman Brothers Special Financing, Inc.	Ford Motor Credit Company, LLC	2,000,000	USD	Sell	3.650%	Dec 2012	—	(530,523)	(530,523)

John Hancock Funds II
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

FUND	COUNTERPARTY	ISSUER	NOTIONAL AMOUNT	CURRENCY	BUY/SELL PROTECTION †	(PAY)/ RECEIVED FIXED RATE	TERMINATION DATE	UNAMORTIZED UPFRONT PAYMENT MADE (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond, continued
	Lehman Brothers Special Financing, Inc.	Barclays Bank PLC	200,000	EUR	Sell	1.480%	Mar 2013	—	$3,537	$3,537
	Lehman Brothers Special Financing, Inc.	Bellsouth Corporation	600,000	USD	Buy	(0.325)%	Sep 2014	—	787	787
	Lehman Brothers Special Financing, Inc.	ABX.HE.AAA.06-2	1,200,000	USD	Sell	0.110%	May 2046	($364,413)	(37,452)	(401,865)
	Merrill Lynch Capital Services, Inc.	Xerox Corporation	800,000	USD	Buy	(0.130)%	Jan 2009	—	766	766
	Merrill Lynch Capital Services, Inc.	Boston Scientific Corporation	700,000	USD	Buy	(0.510)%	Jun 2011	—	18,010	18,010
	Merrill Lynch Capital Services, Inc.	Federative Republic of Brazil	4,000,000	USD	Sell	1.340%	Aug 2011	—	48,408	48,408
	Merrill Lynch Capital Services, Inc.	American General Finance Corp.	2,000,000	USD	Buy	(1.370)%	Dec 2017	—	438,412	438,412
	Morgan Stanley Capital Services Inc.	GAZPROM	900,000	USD	Sell	1.320%	Dec 2008	—	2,382	2,382
	Morgan Stanley Capital Services Inc.	Russian Federation	1,000,000	USD	Sell	0.460%	Jan 2009	—	(37)	(37)
	Morgan Stanley Capital Services Inc.	GAZPROM	100,000	USD	Sell	1.680%	Apr 2009	—	849	849
	Morgan Stanley Capital Services Inc.	GAZPROM	800,000	USD	Sell	1.710%	Apr 2009	—	6,927	6,927
	Morgan Stanley Capital Services Inc.	Federative Republic of Brazil	4,100,000	USD	Sell	1.380%	Aug 2011	—	54,290	54,290
	Morgan Stanley Capital Services Inc.	Alcoa, Inc.	2,000,000	USD	Buy	(0.850)%	Mar 2012	—	18,192	18,192
	Morgan Stanley Capital Services Inc.	Lockheed Martin Corporation	700,000	USD	Buy	(0.089)%	Jun 2012	—	3,757	3,757
	Morgan Stanley Capital Services Inc.	CDX.NA.IG.10	3,600,000	USD	Buy	(1.550)%	Jun 2013	(24,814)	(5,348)	(30,162)
	Morgan Stanley Capital Services Inc.	Simon Property Group, L.P.	1,000,000	USD	Buy	(1.047)%	Jun 2016	—	35,408	35,408
	Morgan Stanley Capital Services Inc.	Motorola, Inc.	700,000	USD	Buy	(0.725)%	Dec 2017	—	85,016	85,016
	Morgan Stanley Capital Services Inc.	Amgen, Inc.	3,000,000	USD	Buy	(1.030)%	Jun 2018	—	(101,489)	(101,489)
	Royal Bank of Canada	Daimler Chrysler AG	600,000	USD	Buy	(0.350)%	Jun 2009	—	589	589
	Royal Bank of Canada	JP Morgan Chase & Co.	600,000	USD	Buy	(0.310)%	Mar 2016	—	48,165	48,165
	The Royal Bank of Scotland PLC	Deutsche Bank Aktiengesellschaft	2,500,000	USD	Sell	0.550%	Dec 2008	—	4,693	4,693
	The Royal Bank of Scotland PLC	Daimler Chrysler AG	300,000	USD	Buy	(0.620)%	Sep 2011	—	2,532	2,532
	The Royal Bank of Scotland PLC	Glitnir Banki HF	600,000	USD	Buy	(0.290)%	Mar 2012	—	140,384	140,384
	The Royal Bank of Scotland PLC	Glitnir Banki HF	700,000	USD	Buy	(0.290)%	Mar 2012	—	163,782	163,782
	The Royal Bank of Scotland PLC	Autozone, Inc.	2,000,000	USD	Buy	(0.920)%	Jun 2013	—	3,908	3,908
	The Royal Bank of Scotland PLC	Radioshack Corporation	2,600,000	USD	Buy	(1.430)%	Jun 2013	—	62,104	62,104
	The Royal Bank of Scotland PLC	Morgan Stanley	600,000	USD	Buy	(0.320)%	Dec 2016	—	67,413	67,413
	The Royal Bank of Scotland PLC	The Bear Stearns Companies, Inc.	2,400,000	USD	Buy	(2.223)%	Mar 2018	—	(204,481)	(204,481)
	UBS AG	Capital One Financial Corporation	600,000	USD	Buy	(0.350)%	Sep 2011	—	71,004	71,004
	UBS AG	BAE Systems PLC	700,000	USD	Buy	(0.140)%	Dec 2011	—	7,825	7,825
	UBS AG	Whirlpool Corporation	1,400,000	USD	Buy	(0.840)%	Jun 2013	—	36,053	36,053
	UBS AG	JP Morgan Chase & Co	1,200,000	USD	Buy	(0.730)%	Mar 2018	—	33,145	33,145
	Wachovia Bank N.A.	Global Santa Fe Corporation	400,000	USD	Buy	(0.520)%	Jun 2012	—	(2,559)	(2,559)
	Wachovia Bank N.A.	American Electric Power Company, Inc.	2,000,000	USD	Buy	(0.450)%	Jun 2015	—	10,308	10,308
								($1,840,204)	$5,596,196	$3,755,992

John Hancock Funds II
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

FUND	COUNTERPARTY	ISSUER	NOTIONAL AMOUNT	CURRENCY	BUY/SELL PROTECTION †	(PAY)/ RECEIVED FIXED RATE	TERMINATION DATE	UNAMORTIZED UPFRONT PAYMENT MADE (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE

Investment Quality Bond
	Goldman Sachs	CDS M 2.7 09-13	650,000	USD	Buy	(2.700)%	Sep 2013	—	($3,597)	($3,597)
								—	($3,597)	($3,597)

Real Return Bond
	Bank of America N.A.	CDX.NA.HY.8	2,475,000	USD	Buy	(2.750)%	Jun 2012	$47,597	$185,639	$233,236
	Bank of America N.A.	CDX.NA.IG.8	2,200,000	USD	Buy	(0.350)%	Jun 2012	24,292	71,673	95,965
	Bank of America N.A.	GMAC LLC	600,000	USD	Sell	7.000%	Sep 2012	—	(159,064)	(159,064)
	Bank of America N.A.	Merrill Lynch & Co., Inc.	1,100,000	USD	Buy	(0.950)%	Dec 2012	—	86,763	86,763
	Bank of America N.A.	YUM! Brands, Inc.	2,000,000	USD	Buy	(1.245)%	Mar 2018	—	1,144	1,144
	Barclays Bank PLC	Republic of Panama	2,100,000	USD	Sell	0.300%	Dec 2008	—	41	41
	Barclays Bank PLC	Republic of Peru	1,100,000	USD	Sell	0.350%	Dec 2008	—	1,328	1,328
	Barclays Bank PLC	Russian Federation	1,100,000	USD	Sell	0.330%	Dec 2008	—	(445)	(445)
	Barclays Bank PLC	Ukraine	1,100,000	USD	Sell	0.780%	Dec 2008	—	(2,953)	(2,953)
	Barclays Bank PLC	CDX.NA.HY.8	3,168,000	USD	Buy	(2.750)%	Jun 2012	107,650	190,892	298,542
	Barclays Bank PLC	Ford Motor Credit Company LLC	500,000	USD	Sell	3.800%	Sep 2012	—	(127,197)	(127,197)
	Barclays Bank PLC	GMAC LLC	200,000	USD	Sell	3.050%	Sep 2012	—	(70,939)	(70,939)
	Barclays Bank PLC	General Electric Captial Corporation	300,000	USD	Sell	1.010%	Mar 2013	—	(6,533)	(6,533)
	Barclays Bank PLC	The Black & Decker Corporation	1,000,000	USD	Buy	(1.180)%	Dec 2014	—	13,307	13,307
	Barclays Bank PLC	CDX.NA.IG.9	1,800,000	USD	Buy	(6.550)%	Dec 2017	—	141,983	141,983
	Barclays Bank PLC	CDX.NA.IG.9	6,300,000	USD	Buy	(0.800)%	Dec 2017	64,613	198,281	262,894
	BNP Paribas	Lehman Brothers Holdings, Inc.	300,000	USD	Sell	1.120%	Sep 2012	—	(23,677)	(23,677)
	BNP Paribas	Lehman Brothers Holdings, Inc.	300,000	USD	Sell	1.200%	Sep 2012	—	(22,839)	(22,839)
	BNP Paribas	Federal National Mortgage Association	1,000,000	USD	Sell	1.4014%	Mar 2013	—	(25,889)	(25,889)
	BNP Paribas	International Lease Finance Corporation	600,000	USD	Buy	(1.600)%	Dec 2013	—	59,293	59,293
	BNP Paribas	The Bear Stearns Companies, Inc.	1,000,000	USD	Buy	(2.180)%	Mar 2018	—	(82,048)	(82,048)
	BNP Paribas	Citigroup, Inc.	200,000	USD	Buy	(0.900)%	Jun 2018	—	11,140	11,140
	Citibank N.A.	The Bear Stearns Companies, Inc.	1,100,000	USD	Sell	0.720%	Sep 2012	—	(13,861)	(13,861)
	Citibank N.A.	Sherwin-Williams Co.	900,000	USD	Buy	(0.290)%	Dec 2012	—	18,205	18,205
	Citibank N.A.	V.F. Corporation	900,000	USD	Buy	(0.250)%	Dec 2012	—	15,094	15,094
	Citibank N.A.	GATX Corporation	1,000,000	USD	Buy	(1.070)%	Mar 2016	—	36,386	36,386
	Citibank N.A.	Omnicom Group, Inc.	1,250,000	USD	Buy	(0.940)%	Jun 2016	—	(46,321)	(46,321)
	Credit Suisse International	Chesapeake Energy Corporation	150,000	USD	Sell	2.100%	Sep 2013	—	(3,249)	(3,249)
	Credit Suisse International	Chesapeake Energy Corporation	1,050,000	USD	Sell	2.100%	Sep 2013	—	(22,221)	(22,221)
	Deutsche Bank AG	GMAC LLC	200,000	USD	Buy	(4.250)%	Sep 2008	—	(1,027)	(1,027)
	Deutsche Bank AG	Republic of Indonesia	2,200,000	USD	Sell	0.510%	Dec 2008	—	1,002	1,002
	Deutsche Bank AG	Russian Federation	1,000,000	USD	Sell	0.325%	Dec 2008	—	(431)	(431)
	Deutsche Bank AG	Ukraine	1,000,000	USD	Sell	0.790%	Dec 2008	—	(2,633)	(2,633)
	Deutsche Bank AG	CDX.NA.HY.8	3,465,000	USD	Buy	(2.750)%	Jun 2012	126,667	199,863	326,530
	Deutsche Bank AG	CDX.NA.HY.9	700,000	USD	Sell	6.350%	Dec 2012	—	53,456	53,456
	Deutsche Bank AG	CDX.NA.IG.9	400,000	USD	Sell	0.990%	Dec 2012	—	2,137	2,137
	Deutsche Bank AG	American International Group, Inc.	1,200,000	USD	Sell	1.992%	Mar 2013	—	(72,388)	(72,388)
	Deutsche Bank AG	CDX.NA.IG.10	48,800,000	USD	Buy	(1.550)%	Jun 2013	(400,181)	(10,492)	(410,673)
	Deutsche Bank AG	Home Depot, Inc.	1,250,000	USD	Buy	(1.565)%	Mar 2016	—	5,683	5,683
	Deutsche Bank AG	Macy’s, Inc.	1,000,000	USD	Buy	(2.100)%	Sep 2017	—	29,794	29,794
	Goldman Sachs	GMAC LLC	4,800,000	USD	Buy	(5.050)%	Sep 2008	—	(35,080)	(35,080)
	Goldman Sachs	GMAC LLC	900,000	USD	Sell	3.050%	Sep 2012	—	(319,227)	(319,227)
	Goldman Sachs	GMAC LLC	4,800,000	USD	Sell	5.350%	Sep 2012	—	(1,452,144)	(1,452,144)
	Goldman Sachs	AutoZone, Inc.	900,000	USD	Buy	(0.380)%	Dec 2012	—	19,665	19,665
	Goldman Sachs	Kohls Corporation	900,000	USD	Buy	(0.590)%	Dec 2012	—	26,796	26,796
	Goldman Sachs	Nordstrom, Inc.	900,000	USD	Buy	(0.360)%	Dec 2012	—	34,448	34,448

John Hancock Funds II
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

FUND	COUNTERPARTY	ISSUER	NOTIONAL AMOUNT	CURRENCY	BUY/SELL PROTECTION †	(PAY)/ RECEIVED FIXED RATE	TERMINATION DATE	UNAMORTIZED UPFRONT PAYMENT MADE (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Real Return Bond, continued
	Goldman Sachs	The Bear Stearns Companies, Inc.	600,000	USD	Buy	(1.780)%	Dec 2012	—	($17,839)	($17,839)
	Goldman Sachs	The TJX Companies, Inc.	900,000	USD	Buy	(0.380)%	Dec 2012	—	6,297	6,297
	Goldman Sachs	CDX.NA.IG.10	15,600,000	USD	Buy	(1.550)%	Jun 2013	($153,324)	22,506	(130,818)
	Goldman Sachs	RPM International, Inc.	1,000,000	USD	Buy	(1.500)%	Mar 2018	—	(27,444)	(27,444)
	Goldman Sachs	CDX.NA.IG.10	1,800,000	USD	Buy	(1.500)%	Jun 2018	(49,901)	25,174	(24,727)
	JP Morgan Chase	Qwest Capital Funding, Inc.	1,000,000	USD	Buy	(3.250)%	Sep 2009	—	(2,998)	(2,998)
	JP Morgan Chase	Capital One Financial Corporation	1,000,000	USD	Buy	(1.210)%	Sep 2012	—	106,484	106,484
	JP Morgan Chase	CDX.NA.HY.9	1,485,000	USD	Buy	(3.750)%	Dec 2012	22,724	116,263	138,987
	Lehman Brothers Special Financing, Inc.	Republic of Peru	1,000,000	USD	Sell	0.370%	Dec 2008	—	401	401
	Lehman Brothers Special Financing, Inc.	CDX.NA.HY.9	2,400,000	USD	Sell	3.330%	Dec 2012	—	13,106	13,106
	Lehman Brothers Special Financing, Inc.	CDX.NA.IG.9	33,500,000	USD	Buy	(0.600)%	Dec 2012	177,664	(439,362)	(261,698)
	Lehman Brothers Special Financing, Inc.	CDX.NA.IG.9	8,300,000	USD	Buy	(0.800)%	Dec 2017	(23,274)	(134,269)	(157,543)
	Merrill Lynch Capital Services, Inc.	CDX.NA.HY.8	3,663,000	USD	Buy	(2.750)%	Jun 2012	80,168	265,021	345,189
	Merrill Lynch Capital Services, Inc.	CDX.NA.HY.9	600,000	USD	Sell	6.510%	Dec 2012	—	28,221	28,221
	Merrill Lynch Capital Services, Inc.	CDX.NA.HY.9	500,000	USD	Sell	6.690%	Dec 2012	—	27,061	27,061
	Merrill Lynch Capital Services, Inc.	CDX.NA.IG.9	22,500,000	USD	Buy	(0.600)%	Dec 2012	(55,848)	815,946	760,098
	Merrill Lynch Capital Services, Inc.	Merrill Lynch & Co., Inc.	600,000	USD	Buy	(0.920)%	Dec 2012	—	48,004	48,004
	Merrill Lynch Capital Services, Inc.	CDX.NA.IG.10	16,700,000	USD	Buy	(1.550)%	Jun 2013	(93,494)	(46,128)	(139,622)
	Morgan Stanley Capital Services Inc.	CDX.NA.HY.8	1,673,100	USD	Buy	(2.750)%	Jun 2012	57,378	100,289	157,667
	Morgan Stanley Capital Services Inc.	GMAC LLC	500,000	USD	Sell	6.850%	Jun 2012	—	(132,270)	(132,270)
	Morgan Stanley Capital Services Inc.	Ford Motor Credit Company LLC	700,000	USD	Sell	3.800%	Sep 2012	—	(178,076)	(178,076)
	Morgan Stanley Capital Services Inc.	CDX.NA.HY.9	1,000,000	USD	Sell	6.570%	Dec 2012	—	49,398	49,398
	Morgan Stanley Capital Services Inc.	CDX.NA.IG.9	200,000	USD	Sell	1.130%	Dec 2012	—	2,240	2,240
	Morgan Stanley Capital Services Inc.	Staples, Inc.	900,000	USD	Buy	(0.530)%	Dec 2012	—	26,063	26,063
	Morgan Stanley Capital Services Inc.	The Black & Decker Corporation	900,000	USD	Buy	(0.490)%	Dec 2012	—	29,560	29,560
	Morgan Stanley Capital Services Inc.	Whirlpool Corporation	900,000	USD	Buy	(0.490)%	Dec 2012	—	30,215	30,215
	Morgan Stanley Capital Services Inc.	CDX.NA.IG.10	13,300,000	USD	Buy	(1.550)%	Jun 2013	(68,432)	(43,369)	(111,801)
	Morgan Stanley Capital Services Inc.	Pearson PLC	2,500,000	USD	Buy	(0.750)%	Jun 2014	—	(19,254)	(19,254)
	Morgan Stanley Capital Services Inc.	CDX.NA.IG.9	6,100,000	USD	Buy	(0.800)%	Dec 2017	113,841	140,708	254,549
	Morgan Stanley Capital Services Inc.	Target Corporation	1,000,000	USD	Buy	(1.200)%	Mar 2018	—	(31,898)	(31,898)
	Morgan Stanley Capital Services Inc.	CMBX.NA.AAA.3	5,060,000	USD	Sell	0.080%	Dec 2049	(810,327)	277,692	(532,635)
	The Royal Bank of Scotland PLC	Lehman Brothers Holdings, Inc.	600,000	USD	Sell	0.660%	Sep 2012	—	(56,982)	(56,982)
	The Royal Bank of Scotland PLC	Macy’s, Inc.	1,000,000	USD	Buy	(2.111)%	Dec 2016	—	27,361	27,361
	UBS AG	CDX.NA.HY.8	5,148,000	USD	Buy	(2.750)%	Jun 2012	278,004	207,126	485,130
	UBS AG	GMAC LLC	900,000	USD	Buy	(4.850)%	Sep 2012	—	282,484	282,484
	UBS AG	Dominion Resources, Inc.	1,000,000	USD	Buy	(0.590)%	Mar 2014	—	(3,921)	(3,921)
	UBS AG	Citigroup, Inc.	200,000	USD	Buy	(0.850)%	Jun 2018	—	11,890	11,890
								($554,183)	$429,055	($125,128)

John Hancock Funds II
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

FUND	COUNTERPARTY	ISSUER	NOTIONAL AMOUNT	CURRENCY	BUY/SELL PROTECTION †	(PAY)/ RECEIVED FIXED RATE	TERMINATION DATE	UNAMORTIZED UPFRONT PAYMENT MADE (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE

Spectrum Income
	JP Morgan Chase Bank, N.A.	Compagnie de St-Gobain	60,000	EUR	Buy	(0.240)%	Jun 2012	—	($5,065)	($5,065)
	JP Morgan Chase Bank, N.A.	Holcim Ltd.	60,000	EUR	Buy	(0.240)%	Jun 2012	—	4,788	4,788
	JP Morgan Chase Bank, N.A.	Kelda Group Plc	50,000	EUR	Buy	(0.240)%	Jun 2012	—	(4,959)	(4,959)
	JP Morgan Chase Bank, N.A.	United Utilities Plc	100,000	EUR	Buy	(0.950)%	Mar 2013	—	(2,407)	(2,407)
	JP Morgan Chase Bank, N.A.	Halyk Bank	130,000	USD	Sell	2.750%	Dec 2012	—	(10,038)	(10,038)
	JP Morgan Chase Bank, N.A.	Replublic of Ukraine	250,000	USD	Sell	2.410%	Dec 2012	—	(14,757)	(14,757)
	JP Morgan Chase Bank, N.A.	Rentokil Initial Plc	50,000	EUR	Buy	(2.580)%	Mar 2013	—	1,910	1,910
	JP Morgan Chase Bank, N.A.	Electrolux AB	75,000	EUR	Buy	(1.180)%	Jun 2013	—	668	668
								—	($29,860)	($29,860)

Total Return
	Bank of America N.A.	General Motors Corporation	5,000,000	USD	Sell	8.950%	Mar 2013	—	($1,648,089)	($1,648,089)
	Barclays Bank PLC	SLM Corporation	300,000	USD	Sell	5.100%	Jun 2009	—	1,202	1,202
	Barclays Bank PLC	General Electric Capital Corporation	3,900,000	USD	Sell	0.620%	Mar 2011	—	(68,694)	(68,694)
	Barclays Bank PLC	Ford Motor Credit Company LLC	2,500,000	USD	Sell	4.150%	Sep 2012	—	(612,887)	(612,887)
	Barclays Bank PLC	GMAC LLC	2,500,000	USD	Sell	3.650%	Sep 2012	—	(853,123)	(853,123)
	Barclays Bank PLC	GMAC LLC	1,300,000	USD	Sell	4.800%	Sep 2012	—	(409,781)	(409,781)
	Barclays Bank PLC	CDX.NA.IG.9	15,500,000	USD	Sell	0.758%	Dec 2012	—	210,240	210,240
	Barclays Bank PLC	GAZPROM	5,300,000	USD	Sell	1.600%	Dec 2012	—	(162,225)	(162,225)
	Barclays Bank PLC	General Electric Capital Corporation	3,900,000	USD	Sell	0.640%	Dec 2012	—	(134,723)	(134,723)
	Barclays Bank PLC	General Motors Corporation	200,000	USD	Sell	4.800%	Dec 2012	—	(85,156)	(85,156)
	Barclays Bank PLC	Federal Home Loan Mortgage Corporation	3,600,000	USD	Sell	0.720%	Mar 2013	—	57,534	57,534
	Barclays Bank PLC	CDX.NA.IG.10	3,600,000	USD	Buy	(1.550)%	Jun 2013	($18,802)	(11,360)	(30,162)
	Citibank N.A.	General Electric Capital Corporation	300,000	USD	Sell	0.750%	Mar 2009	—	35	35
	Citibank N.A.	Lehman Brothers Holdings Inc.	300,000	USD	Sell	8.250%	Sep 2009	—	7,899	7,899
	Citibank N.A.	General Electric Captial Corporation	200,000	USD	Sell	1.100%	Mar 2010	—	(205)	(205)
	Citibank N.A.	General Electric Captial Corporation	100,000	USD	Sell	1.150%	Mar 2010	—	90	90
	Citibank N.A.	CDX.NA.HY.8	5,961,924	USD	Sell	0.355%	Jun 2012	—	(197,964)	(197,964)
	Citibank N.A.	CDX.NA.HY.8	4,968,270	USD	Sell	0.360%	Jun 2012	—	(164,122)	(164,122)
	Citibank N.A.	CDX.NA.HY.8	1,391,116	USD	Sell	0.401%	Jun 2012	—	(44,006)	(44,006)
	Citibank N.A.	CDX.NA.HY.8	700,000	USD	Sell	2.144%	Jun 2012	—	(46,755)	(46,755)
	Citibank N.A.	CDX.NA.HY.8	600,000	USD	Sell	2.179%	Jun 2012	—	(39,315)	(39,315)
	Citibank N.A.	General Motors Corporation	500,000	USD	Sell	4.600%	Dec 2012	—	(215,224)	(215,224)
	Credit Suisse International	GAZPROM	1,000,000	USD	Sell	1.000%	Nov 2008	—	2,143	2,143
	Credit Suisse International	CDX.NA.IG.10	7,600,000	USD	Buy	(1.550)%	Jun 2013	(28,566)	(35,109)	(63,675)
	Deutsche Bank AG	Republic of Panama	900,000	USD	Sell	0.250%	Dec 2008	—	(216)	(216)
	Deutsche Bank AG	Ford Motor Credit Company LLC	1,000,000	USD	Sell	5.650%	Sep 2012	—	(204,842)	(204,842)
	Deutsche Bank AG	CDX.NA.IG.9	10,200,000	USD	Sell	0.708%	Dec 2012	—	116,838	116,838
	Deutsche Bank AG	General Motors Corporation	500,000	USD	Sell	4.500%	Dec 2012	—	(216,392)	(216,392)
	Deutsche Bank AG	Berkshire Hathaway Finance Corp.	1,600,000	USD	Sell	0.850%	Mar 2013	—	(8,331)	(8,331)
	Deutsche Bank AG	CDX.NA.HY.10	13,200,000	USD	Buy	(5.000)%	Jun 2013	934,329	(103,443)	830,886
	Deutsche Bank AG	CDX.NA.IG.10	2,000,000	USD	Sell	0.530%	Jun 2013	—	2,357	2,357
	Deutsche Bank AG	CDX.NA.IG.10	35,000,000	USD	Buy	(1.550)%	Jun 2013	(183,674)	(109,567)	(293,241)
	Goldman Sachs	General Electric Capital Corporation	500,000	USD	Sell	0.830%	Dec 2009	—	(1,108)	(1,108)
	Goldman Sachs	CDX.NA.IG.10	2,500,000	USD	Sell	0.463%	Jun 2013	—	(4,768)	(4,768)
	Goldman Sachs	CDX.NA.IG.10	37,600,000	USD	Buy	(1.550)%	Jun 2013	(472,286)	157,261	(315,025)
	Goldman Sachs	CDX.NA.IG.9	900,000	USD	Sell	0.548%	Dec 2017	—	721	721
	Goldman Sachs	CDX.NA.IG.9	1,600,000	USD	Sell	0.555%	Dec 2017	—	2,219	2,219
	HSBC Bank	GAZPROM	200,000	USD	Sell	0.970%	Nov 2008	—	395	395
	HSBC Bank	Ukraine Government	4,200,000	USD	Sell	0.730%	Apr 2009	—	(29,496)	(29,496)
	JP Morgan Chase	CDX.NA.IG.9	2,000,000	USD	Sell	0.553%	Dec 2017	—	2,383	2,383

John Hancock Funds II
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

FUND	COUNTERPARTY	ISSUER	NOTIONAL AMOUNT	CURRENCY	BUY/SELL PROTECTION †	(PAY)/ RECEIVED FIXED RATE	TERMINATION DATE	UNAMORTIZED UPFRONT PAYMENT MADE (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Total Return, continued
	Lehman Brothers Special Financing, Inc.	Ukraine Government	2,000,000	USD	Sell	0.700%	Dec 2008	—	($6,201)	($6,201)
	Lehman Brothers Special Financing, Inc.	General Electric Captial Corporation	2,500,000	USD	Sell	1.135%	Dec 2009	—	3,625	3,625
	Lehman Brothers Special Financing, Inc.	Federative Republic of Brazil	10,300,000	USD	Sell	1.120%	Nov 2011	—	77,499	77,499
	Merrill Lynch Capital Services, Inc.	GMAC LLC	3,200,000	USD	Sell	1.850%	Sep 2009	—	(527,335)	(527,335)
	Merrill Lynch Capital Services, Inc.	General Electric Captial Corporation	4,300,000	USD	Sell	1.080%	Dec 2009	—	3,924	3,924
	Merrill Lynch Capital Services, Inc.	CDX.NA.HY.8	1,300,000	USD	Sell	1.833%	Jun 2012	—	(101,476)	(101,476)
	Merrill Lynch Capital Services, Inc.	CDX.NA.HY.10	41,200,000	USD	Buy	(5.000)%	Jun 2013	$2,876,628	(283,256)	2,593,372
	Morgan Stanley Capital Services Inc.	General Electric Captial Corporation	200,000	USD	Sell	0.950%	Jan 2009	—	306	306
	Morgan Stanley Capital Services Inc.	CDX.NA.HY.8	1,300,000	USD	Sell	2.080%	Jun 2012	—	(89,845)	(89,845)
	Morgan Stanley Capital Services Inc.	Russian Federation	3,400,000	USD	Sell	0.795%	Aug 2012	—	(53,729)	(53,729)
	Morgan Stanley Capital Services Inc.	CDX.NA.IG.9	3,900,000	USD	Sell	0.963%	Dec 2012	—	16,260	16,260
	Morgan Stanley Capital Services Inc.	GAZPROM	1,000,000	USD	Sell	2.180%	Feb 2013	—	(12,512)	(12,512)
	Morgan Stanley Capital Services Inc.	Federative Republic of Brazil	900,000	USD	Sell	1.660%	Mar 2013	—	23,530	23,530
	Morgan Stanley Capital Services Inc.	CDX.NA.HY.10	10,100,000	USD	Buy	(5.000)%	Jun 2013	716,671	(80,917)	635,754
	Morgan Stanley Capital Services Inc.	CDX.NA.IG.10	29,000,000	USD	Buy	(1.550)%	Jun 2013	(300,756)	57,784	(242,972)
	Morgan Stanley Capital Services Inc.	CMBX.NA.AAA.3	14,200,000	USD	Sell	0.080%	Dec 2049	(2,164,088)	669,633	(1,494,455)
	The Royal Bank of Scotland PLC	Deutsche Bank Aktiengesellschaft	10,300,000	USD	Sell	0.550%	Dec 2008	—	19,336	19,336
	The Royal Bank of Scotland PLC	Republic of Indonesia	2,000,000	USD	Sell	0.450%	Jun 2009	—	(4,915)	(4,915)
	The Royal Bank of Scotland PLC	General Electric Capital Corporation	600,000	USD	Sell	1.100%	Sep 2009	—	1,511	1,511
	The Royal Bank of Scotland PLC	American International Group, Inc.	4,200,000	USD	Sell	1.958%	Mar 2013	—	(259,091)	(259,091)
	The Royal Bank of Scotland PLC	Bank of America Corporation	3,200,000	USD	Sell	0.820%	Mar 2013	—	(45,751)	(45,751)
	The Royal Bank of Scotland PLC	CDX.NA.HY.10	11,800,000	USD	Buy	(5.000)%	Jun 2013	866,149	(123,387)	742,762
	UBS AG	Wells Fargo & Company	2,400,000	USD	Sell	0.800%	Sep 2009	—	2,034	2,034
	UBS AG	GAZPROM	1,000,000	USD	Sell	2.180%	Feb 2013	—	(12,512)	(12,512)
								$2,225,605	($5,571,069)	($3,345,464)

†	If the Fund is a Seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the Buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

John Hancock Funds II
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The Funds had the following interest rate caps and floors open at August 31, 2008:

FUND	Counterparty	NOTIONAL AMOUNT	CURRENCY	PAY/RECEIVE FLOATING RATE	FLOATING RATE INDEX	CAP/ FLOOR	STRIKE RATE	TERMINATION DATE	UNAMORTIZED UPFRONT PAYMENT MADE (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond
	Merrill Lynch Capital Services, Inc.	5,000,000	USD	Receive*	USD-CMM30-FNMA rate	Cap	5.500%	May 2009	$22,580	$76,143	$98,723
									$22,580	$76,143	$98,723
Total Return
	JP Morgan Chase	3,700,000	EUR	Pay	10/2-Year CMS EUR-ISDA EURIBOR rate spread	Floor	(0.750%)	Dec 2008	($53,646)	$22,227	($31,419)
	Merrill Lynch Capital Services, Inc.	4,600,000	USD	Receive*	USD-CMM30-FNMA rate	Cap	5.000%	Feb 2009	314,586	(939)	313,647
	Merrill Lynch Capital Services, Inc.	5,600,000	USD	Receive*	USD-CMM30-FNMA rate	Cap	5.500%	May 2009	25,290	85,279	110,569
									$286,230	$106,567	$392,797

* The Fund will receive payment if the floating rate index is above the strike rate. If the floating rate index is below the strike rate, the Fund will pay the counterparty.

BBR — Bank Bill Rate

BBSW — Bank Bill Swap Rate

CD KSDA — Korea Securities Dealers Association

CDI — Brazil Interbank Deposit Rate

CPI-U — Non-revised Consumer Price Index — Urban

EURIBOR — Euro Interbank Offered Rate

FRCPXTOB — French CPI Ex Tobacco Daily Reference Index

KW-CDC — 3 month South Korean Wan

LIBOR — London Interbank Offered Rate

Currency symbols are defined as follows:

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

EUR	European Currency

GBP	British Pound

JPY	Japanese Yen

KRW	Korean Won

MXN Mexican Peso

USD	U.S. Dollar

Forward Foreign Currency Contracts  All Funds described in this Annual Report may purchase and sell forward foreign currency contracts in order to hedge a specific transaction or Fund position. Forward foreign currency contracts are valued at forward foreign currency exchange rates and marked to market daily. Net realized gains and losses on foreign currency and forward foreign currency contracts are recorded in the Statements of Operations and include net gains or losses realized by a Fund on contracts that have matured.

The net U.S. dollar value of foreign currency underlying all contractual commitments held at the end of the period, the resulting net unrealized appreciation (depreciation) and related net receivable or payable amounts are determined using forward foreign currency exchange rates supplied by a quotation service. The Funds could be exposed to risks in excess of amounts recognized on the Statements of Assets and Liabilities if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the forward foreign currency contract changes unfavorably.

At August 31, 2008, certain Funds entered into forward foreign currency contracts, which contractually obligate the Funds to deliver currencies at future dates. Open forward foreign currency contracts at August 31, 2008, were as follows:

FUND	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Active Bond	BUYS
	Canadian Dollar	364,783	9/30/08	($13,597)
				($13,597)

	SELLS
	Canadian Dollar	357,998	9/30/08	$14,589
				$14,589

Global Bond	BUYS
	Australian Dollar	658,000	9/18/08	($29,813)
	Brazilian Real	2,787,740	12/2/08	171,181
	Brazilian Real	12,357,599	12/2/08	187,718
	Canadian Dollar	270,000	9/22/08	334
	Canadian Dollar	1,143,000	9/22/08	(9,674)

John Hancock Funds II
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

FUND	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Global Bond, continued	BUYS
	Canadian Dollar	1,175,109	9/22/08	($9,622)
	Chilean Peso	112,100,000	12/10/08	(14,755)
	Chinese Yuan Renminbi	14,023,598	11/13/08	1,429
	Chinese Yuan Renminbi	5,699,130	3/2/09	32,065
	Chinese Yuan Renminbi	21,385,752	5/6/09	(83,739)
	Chinese Yuan Renminbi	33,591,692	5/6/09	(131,178)
	Chinese Yuan Renminbi	7,702,655	5/6/09	(13,382)
	Chinese Yuan Renminbi	7,489,920	5/6/09	(12,078)
	Chinese Yuan Renminbi	6,754,871	5/6/09	(22,592)
	Chinese Yuan Renminbi	981,648	7/15/09	(5,986)
	Chinese Yuan Renminbi	6,521,690	5/17/10	(63,664)
	Chinese Yuan Renminbi	7,353,720	5/17/10	(67,935)
	Danish Krone	9,550,000	9/9/08	(94,176)
	Euro	3,779,000	9/25/08	(43,605)
	Euro	90,254,000	9/25/08	(1,848,743)
	Euro	338,000	9/25/08	(6,490)
	Euro	1,878,000	9/25/08	(37,445)
	Hungarian Forint	600,440	11/19/08	(89)
	Indian Rupee	21,903,830	11/12/08	(17,032)
	Indian Rupee	31,255,717	11/12/08	(63,533)
	Indian Rupee	79,194,150	11/12/08	(163,383)
	Indian Rupee	106,290,983	11/12/08	(215,860)
	Japanese Yen	11,186,312,000	9/8/08	(1,660,279)
	Japanese Yen	262,036,000	9/8/08	28,482
	Japanese Yen	6,393,759,000	9/8/08	(606,344)
	Japanese Yen	192,472,360	9/8/08	(9,399)
	Malaysian Ringgit	11,301,590	11/12/08	(279,724)
	Malaysian Ringgit	17,746,560	11/12/08	(451,976)
	Malaysian Ringgit	19,314,171	11/12/08	(497,461)
	Mexican Peso	93,658	11/19/08	(1)
	Mexican Peso	62,000	11/19/08	62
	Mexican Peso	62,000	11/19/08	65
	Mexican Peso	66,647	11/19/08	124
	Philippine Peso	26,000,000	11/12/08	(24,500)
	Philippine Peso	26,500,000	11/12/08	(20,386)
	Philippine Peso	6,100,000	2/6/09	(4,038)
	Philippine Peso	3,000,000	2/6/09	(2,915)
	Philippine Peso	7,370,000	2/6/09	(5,258)
	Philippine Peso	10,337,060	2/6/09	(4,364)
	Philippine Peso	1,600,000	2/6/09	(1,167)
	Philippine Peso	2,300,000	2/6/09	(2,177)
	Philippine Peso	8,300,000	2/6/09	(6,304)
	Philippine Peso	2,300,000	2/6/09	(2,211)
	Polish Zloty	80,000	5/6/09	(910)
	Pound Sterling	1,616,000	9/22/08	(84,431)
	Pound Sterling	11,142,000	9/22/08	(1,204,723)
	Singapore Dollar	75,164	10/6/08	(1,360)
	Singapore Dollar	337,000	10/6/08	(7,018)
	Singapore Dollar	190,000	10/6/08	(4,794)
	Singapore Dollar	1,250,000	10/6/08	(28,816)
	Singapore Dollar	360,000	10/6/08	(7,403)
	Singapore Dollar	135,860	11/21/08	(3,789)
	Singapore Dollar	272,912	11/21/08	(5,991)
	Singapore Dollar	893,389	11/21/08	(3,335)
	Singapore Dollar	2,830,400	11/21/08	(9,586)
	Singapore Dollar	135,910	11/21/08	(3,754)
	South African Rand	379,000	12/10/08	2,998
	South Korean Won	2,753,484,501	9/4/08	(194,428)
	South Korean Won	340,640,501	2/9/09	(20,201)

John Hancock Funds II
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

FUND	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Global Bond, continued	BUYS
	Swedish Krona	365,743	9/9/08	($1,334)
	Swedish Krona	37,568,000	9/9/08	(365,644)
	Taiwan Dollar	38,222,107	9/4/08	(60,615)
	Taiwan Dollar	13,522,107	2/9/09	(10,300)
	Taiwan Dollar	6,000,000	2/9/09	(5,170)
	Taiwan Dollar	9,600,000	2/9/09	(6,192)
	Taiwan Dollar	6,000,000	2/9/09	(5,042)
	Taiwan Dollar	3,100,000	2/9/09	(2,625)
				($8,146,281)

	SELLS
	Australian Dollar	86,031	9/18/08	$354
	Australian Dollar	226,043	9/18/08	11,850
	Australian Dollar	129,627	9/18/08	9,679
	Australian Dollar	6,699,762	10/16/08	39,242
	Brazilian Real	364,000	12/2/08	(32,266)
	Brazilian Real	2,118,665	12/2/08	(240,248)
	Brazilian Real	1,005,000	12/2/08	(79,820)
	Brazilian Real	2,805,000	12/2/08	(240,700)
	Canadian Dollar	812,000	9/22/08	1,205
	Chinese Yuan Renminbi	813,116	3/2/09	(31,949)
	Chinese Yuan Renminbi	630,000	5/6/09	(6,349)
	Danish Krone	1,342,000	9/9/08	2,964
	Euro	947,346	9/25/08	865
	Indian Rupee	638,000	11/12/08	(2,134)
	Indian Rupee	690,000	11/12/08	(748)
	Indian Rupee	3,766,000	11/12/08	60,562
	Japanese Yen	1,518,000	9/8/08	4,461
	Japanese Yen	588,815	9/8/08	(1,007)
	Japanese Yen	70,000	9/8/08	(566)
	Malaysian Ringgit	2,380,000	11/12/08	109,067
	Malaysian Ringgit	1,700,000	11/12/08	24,487
	Malaysian Ringgit	1,447,753	11/12/08	65,918
	Malaysian Ringgit	1,614,000	11/12/08	21,685
	Philippine Peso	350,000	11/12/08	208
	Singapore Dollar	2,380,000	11/21/08	104,336
	South African Rand	58,000	12/10/08	(1,765)
	South Korean Won	2,395,358	9/4/08	179,259
	South Korean Won	334,683	9/4/08	21,819
	South Korean Won	300,000	2/9/09	9,808
	Swedish Krona	2,153,000	9/9/08	29,725
	Taiwan Dollar	436,957	9/4/08	8,264
	Taiwan Dollar	194,301	9/4/08	4,082
	Taiwan Dollar	309,320	9/4/08	4,970
	Taiwan Dollar	194,238	9/4/08	4,019
	Taiwan Dollar	100,421	9/4/08	2,141
	Taiwan Dollar	1,040,000	2/9/09	9,337
				$92,755

Global Real Estate	BUYS
	South African Rand	5,732,000	9/30/08	($1,365)
				($1,365)

	SELLS
	Australian Dollar	64,792,898	9/30/08	$456,625
	Brazilian Real	1,823,922	9/30/08	(6,111)
	Canadian Dollar	6,652,285	9/30/08	91,620
	Euro	39,301,336	9/30/08	278,663

John Hancock Funds II
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

FUND	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Global Real Estate, continued	SELLS
	Japanese Yen	84,334,479	9/30/08	($372,673)
	Norwegian Krone	500,250	9/30/08	3,799
	Pound Sterling	51,062,490	9/30/08	813,352
	Singapore Dollar	18,975,095	9/30/08	5,229
	South African Rand	733,978	9/30/08	(4,939)
	Swedish Krona	3,573,539	9/30/08	55,426
	Swiss Franc	736,221	9/30/08	3,973
				$1,324,964

High Income	BUYS
	Canadian Dollar	4,606,163	9/30/08	($172,720)
				($172,720)

	SELLS
	Canadian Dollar	7,687,069	9/30/08	$313,817
	Pound Sterling	1,393,310	9/30/08	89,201
				$403,018

High Yield	BUYS
	Indian Rupee	59,252,000	9/16/08	($19,531)
	Indian Rupee	88,841,400	9/16/08	(40,005)
				($59,536)

International Equity Index	BUYS
	Australian Dollar	376,000	9/26/08	($33,736)
	Canadian Dollar	397,000	9/26/08	(17,459)
	Euro	1,012,000	9/26/08	(87,806)
	Pound Sterling	818,000	9/26/08	(112,004)
	Hong Kong Dollar	864,000	9/26/08	(82)
	Japanese Yen	158,900,000	9/26/08	(20,272)
	Swedish Krona	838,000	9/26/08	(8,414)
				($279,773)
Investment Quality Bond	BUYS
	Malaysian Ringgit	1,614,000	9/17/08	($18,162)
	Malaysian Ringgit	1,614,000	9/17/08	(19,070)
	Malaysian Ringgit	4,842,000	9/17/08	(56,300)
	New Zealand Dollar	1,300,000	9/17/08	(52,657)
				($146,189)
	SELLS
	Brazilian Real	1,728,540	9/17/08	($15,408)
	Pound Sterling	968,578	9/17/08	63,752
	Pound Sterling	824,776	9/17/08	51,031
	Pound Sterling	969,506	9/17/08	62,859
	Malaysian Ringgit	2,446,567	9/17/08	67,975
	New Zealand Dollar	1,959,607	9/17/08	144,534
				$374,743

Real Return Bond	BUYS
	Brazilian Real	43,835,176	12/2/08	$3,060,232
	Canadian Dollar	295,000	9/22/08	(2,497)
	Canadian Dollar	304,307	9/22/08	(2,492)
	Chinese Yuan Renminbi	20,395,231	3/2/09	137,699
	Chinese Yuan Renminbi	25,694,160	3/2/09	185,923
	Chinese Yuan Renminbi	10,251,500	3/2/09	70,090
	Chinese Yuan Renminbi	8,004,362	7/15/09	(43,248)
	Chinese Yuan Renminbi	7,051,536	7/15/09	(23,945)
	Malaysian Ringgit	5,916,052	11/12/08	(97,498)

John Hancock Funds II
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

FUND	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Real Return Bond, continued	BUYS
	Malaysian Ringgit	4,170	11/12/08	($59)
	Malaysian Ringgit	3,130	11/12/08	(44)
	Malaysian Ringgit	7,274,096	2/12/09	(126,269)
	Mexican Peso	534,888	11/19/08	(17)
	Mexican Peso	350,000	11/19/08	350
	Mexican Peso	350,000	11/19/08	364
	Mexican Peso	11,268,087	11/19/08	20,885
	Philippine Peso	46,700,000	11/12/08	(35,926)
	Philippine Peso	10,800,000	2/6/09	(7,157)
	Philippine Peso	5,300,000	2/6/09	(5,151)
	Philippine Peso	13,010,000	2/6/09	(9,281)
	Philippine Peso	18,393,260	2/6/09	(7,772)
	Philippine Peso	2,800,000	2/6/09	(2,043)
	Philippine Peso	4,100,000	2/6/09	(3,880)
	Philippine Peso	14,500,000	2/6/09	(11,010)
	Philippine Peso	4,000,000	2/6/09	(3,846)
	Polish Zloty	6,764,878	5/6/09	(76,918)
	Pound Sterling	2,186,000	9/22/08	(208,284)
	Singapore Dollar	1,861,282	11/21/08	(51,910)
	Singapore Dollar	1,933,077	11/21/08	(42,433)
	Singapore Dollar	110,971	11/21/08	(414)
	Singapore Dollar	1,914,920	11/21/08	(43,925)
	Singapore Dollar	114,904	11/21/08	(391)
	Singapore Dollar	1,861,967	11/21/08	(51,425)
				$2,617,708

	SELLS
	Brazilian Real	12,803,057	12/2/08	($376,216)
	Brazilian Real	2,529,000	12/2/08	(224,313)
	Brazilian Real	973,000	12/2/08	(90,625)
	Canadian Dollar	604,003	9/22/08	118
	Chinese Yuan Renminbi	3,197,000	3/2/09	(118,980)
	Chinese Yuan Renminbi	1,518,190	3/2/09	(62,130)
	Chinese Yuan Renminbi	3,341,000	3/2/09	(116,910)
	Euro	560,000	9/25/08	1,593
	Euro	1,274,375	9/25/08	9,958
	Euro	3,844,798	9/25/08	53,012
	Euro	670,000	9/25/08	226
	Japanese Yen	827,636	9/8/08	(4,094)
	Japanese Yen	1,115,440	9/8/08	(13,346)
	Japanese Yen	19,398,083	9/8/08	202,845
	Japanese Yen	291,458	9/8/08	(1,886)
	Japanese Yen	228,226	9/8/08	(1,859)
	Mexican Peso	1,115,938	11/19/08	9,659
	Pound Sterling	25,923,236	9/22/08	1,636,548
	Swiss Franc	879,578	9/9/08	48,531
				$952,131

Spectrum Income	BUYS
	Australian Dollar	547,816	11/20/08	($16,538)
	Brazilian Real	720,239	9/23/08	(2,513)
	Canadian Dollar	1,867,288	11/20/08	8,775
	Czech Koruna	5,302,144	11/20/08	(14,912)
	Danish Krone	418,776	11/20/08	(1,992)
	Euro	4,808,165	11/20/08	(125,199)
	Indonesian Rupiah	1,098,965,000	10/22/08	(52)
	Indonesian Rupiah	1,922,648,000	11/20/08	669
	Japanese Yen	769,168,238	11/20/08	60,952

John Hancock Funds II
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

FUND	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Spectrum Income, continued	BUYS
	Malaysian Ringgit	453,349	10/10/08	($5,330)
	Mexican Peso	4,161,309	11/20/08	(6,616)
	Norwegian Krone	11,266,515	11/20/08	(23,975)
	Polish Zloty	589,506	11/20/08	(11,370)
	Pound Sterling	272,794	11/20/08	(9,675)
	Singapore Dollar	934,006	11/20/08	(5,986)
	South African Rand	382,031	11/20/08	177
	South Korean Won	2,394,311,700	11/20/08	(140,456)
	Taiwan Dollar	26,956,380	2/13/09	(10,553)
	Turkish Lira	371,431	11/20/08	353
				($304,241)

	SELLS
	Australian Dollar	34,000	11/20/08	$764
	Brazilian Real	1,064,000	9/23/08	(22,521)
	Brazilian Real	3,146,000	11/20/08	96,875
	Brazilian Real	3,047,000	2/20/09	86,636
	Canadian Dollar	162,000	11/20/08	2,622
	Euro	1,762,041	9/15/08	90,910
	Euro	1,792,108	10/7/08	130,245
	Euro	1,560,730	10/27/08	98,139
	Euro	4,490,092	11/20/08	40,100
	Hungarian Forint	1,055,225	10/14/08	88,712
	Hungarian Forint	1,640,823	10/16/08	163,008
	Hungarian Forint	1,634,110	11/20/08	36,019
	Indonesian Rupiah	325,000	11/20/08	3,488
	Japanese Yen	3,859,583	11/20/08	(24,142)
	Malaysian Ringgit	279,000	10/10/08	11,974
	Mexican Peso	737,960	11/5/08	18,607
	Mexican Peso	604,488	11/12/08	6,121
	Mexican Peso	5,091,656	11/20/08	54,197
	Mexican Peso	224,312	11/21/08	1,879
	Pound Sterling	2,371,634	11/20/08	101,447
	South African Rand	44,000	11/20/08	(1,478)
	South Korean Won	69,000	11/20/08	1,908
	Swedish Krona	129,589	11/20/08	4,019
	Taiwan Dollar	26,000	11/17/08	1,309
	Taiwan Dollar	28,000	2/13/09	215
	Turkish Lira	3,024,489	11/20/08	(12,065)
				$978,988

Strategic Bond	BUYS
	Indian Rupee	17,921,650	9/16/08	($5,907)
	Indian Rupee	14,975,450	9/16/08	(7,989)
	Indian Rupee	11,890,000	9/16/08	(4,109)
				($18,005)

Strategic Income	BUYS
	Australian Dollar	26,450,000	9/30/08	($2,447,682)
	Canadian Dollar	5,951,408	9/30/08	(231,665)
	Canadian Dollar	13,409,906	9/30/08	(201,089)
				($2,880,436)

John Hancock Funds II
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

FUND	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Strategic Income	SELLS
	Australian Dollar	5,774,267	9/30/08	$572,888
	Australian Dollar	20,206,836	9/30/08	1,826,632
	Canadian Dollar	66,928,519	9/30/08	2,664,849
	Euro	45,868,672	9/30/08	2,409,766
	New Zealand Dollar	23,290,332	9/30/08	1,599,486
	Pound Sterling	6,656,076	9/30/08	307,370
	Pound Sterling	5,804,488	9/30/08	371,608
				$9,752,599

Total Return	BUYS
	Australian Dollar	858,609	10/16/08	($4,319)
	Brazilian Real	26,849,497	12/2/08	1,817,706
	Brazilian Real	45,540,192	12/2/08	722,834
	Chinese Yuan Renminbi	2,233,746	11/13/08	(1,124)
	Chinese Yuan Renminbi	2,988,920	11/13/08	(1,277)
	Chinese Yuan Renminbi	10,836,428	11/13/08	(5,394)
	Chinese Yuan Renminbi	2,410,450	11/13/08	(1,186)
	Chinese Yuan Renminbi	11,054,187	11/13/08	(4,431)
	Chinese Yuan Renminbi	2,228,268	11/13/08	(928)
	Chinese Yuan Renminbi	14,024,622	7/15/09	(68,639)
	Chinese Yuan Renminbi	46,988,037	7/15/09	(226,860)
	Chinese Yuan Renminbi	14,124,212	7/15/09	(51,724)
	Chinese Yuan Renminbi	15,321,390	7/15/09	(82,532)
	Indian Rupee	155,916,855	11/12/08	(121,235)
	Indian Rupee	57,262,553	11/12/08	(116,397)
	Indian Rupee	145,087,900	11/12/08	(299,326)
	Indian Rupee	282,528,373	11/12/08	(462,786)
	Indonesian Rupiah	4,027,800,000	10/29/08	12,354
	Indonesian Rupiah	5,706,000,000	10/29/08	16,871
	Malaysian Ringgit	1,565,968	11/12/08	(22,970)
	Malaysian Ringgit	7,698,847	11/12/08	(123,342)
	Malaysian Ringgit	1,563,883	11/12/08	(23,585)
	Malaysian Ringgit	1,568,733	11/12/08	(22,154)
	Malaysian Ringgit	1,397,520	11/12/08	(19,670)
	Malaysian Ringgit	7,542,560	2/12/09	(130,930)
	Philippine Peso	74,000,000	11/12/08	(69,731)
	Philippine Peso	74,800,000	11/12/08	(57,543)
	Philippine Peso	17,300,000	2/6/09	(11,462)
	Philippine Peso	8,400,000	2/6/09	(8,163)
	Philippine Peso	20,810,000	2/6/09	(14,846)
	Philippine Peso	29,424,660	2/6/09	(12,428)
	Philippine Peso	4,400,000	2/6/09	(3,210)
	Philippine Peso	6,600,000	2/6/09	(6,246)
	Philippine Peso	23,300,000	2/6/09	(17,684)
	Philippine Peso	6,400,000	2/6/09	(6,154)
	Singapore Dollar	1,358,600	11/21/08	(37,890)
	Singapore Dollar	1,433,161	11/21/08	(31,459)
	Singapore Dollar	4,447,280	11/21/08	(16,602)
	Singapore Dollar	1,367,800	11/21/08	(31,375)
	Singapore Dollar	4,558,818	11/21/08	(15,518)
	Singapore Dollar	1,359,100	11/21/08	(37,536)
	South African Rand	1,596,000	12/10/08	12,624
	Swedish Krona	8,424,000	9/9/08	(81,990)
				$331,743

John Hancock Funds II
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

FUND	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Total Return	SELLS
	Australian Dollar	1,172,937	9/18/08	$39,258
	Brazilian Real	4,745,500	12/2/08	(54,873)
	Brazilian Real	17,023,800	12/2/08	(1,069,826)
	Brazilian Real	67,700	12/2/08	1,715
	Brazilian Real	3,414,700	12/2/08	(323,419)
	Euro	45,687,426	9/25/08	629,938
	Pound Sterling	44,723,167	9/22/08	2,823,397
	Pound Sterling	10,628,912	9/22/08	519,498
	South African Rand	200,213	12/10/08	(1,928)
	Swedish Krona	1,345,671	9/9/08	40,503
				$2,604,263

Vista	SELLS
	Australian Dollar	510,137	9/30/08	($1,969)
	Danish Krone	1,093,655	9/30/08	599
	Swiss Franc	2,472,345	9/30/08	2,336
				$966

Forward Commitments  All Funds of the Trust described in this Annual Report may purchase or sell debt securities on a when issued or forward delivery basis, which means that the obligations will be delivered to the Funds at a future date, which may be a month or more after the date of commitment. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until delivered to the Fund, normally 15 to 45 days later.

The Fund may receive compensation for interest forgone in the purchase of forward delivery securities. With respect to purchase commitments, each Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. The value of the securities underlying a forward commitment to purchase securities, and the subsequent fluctuations in their value, are taken into account when determining the Fund’s net asset value starting on the day the Fund agrees to purchase the securities. The market values of the securities purchased on a forward delivery basis are identified in the Portfolio of Investments.

Bond Forward  A forward contract is a contractual agreement made directly between two parties to buy or sell an underlying asset, usually a government bond, at an agreed-upon price and date in the future. The agreed-upon date is called the settlement date. The agreed upon price, which is set at the start of the agreement, is called the forward price. The forward price is also the price at which the forward contract will settle. In a forward transaction, no cash changes hands up-front. If the transaction is collateralized, exchange of margin will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the maturity of the contract. Consequently, counterparty credit risk can accumulate over the life of the contract. However, because no cash changes hands up-front, the amount of counterparty credit risk is limited to the mark-to-market profit of the contract, rather than the contract’s full notional value. Forward contracts trade in the over-the-counter market in the same way physical bonds trade, and liquidity is typically identical to the underlying physical bond on which the forward contract is based.

The Funds had the following bond forward contracts open at August 31, 2008:

FUND	DESCRIPTION		PRINCIPAL AMOUNT	SETTLEMENT DATE	VALUE AT TRADE DATE	VALUE AS 8/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
Investment Quality Bond	Federal Republic of Germany 4.25% due 7/4/2018	EUR	4,450,000	9/30/2008	$6,931,240	$7,108,876	$177,636
	Government of United Kingdom 5.00% due 3/17/2018	GBP	3,900,000	9/29/2008	7,538,943	7,576,027	37,084
	US Treasury Note 4.75% due 8/15/2017	USD	(7,300,000)	9/17/2008	(7,815,348)	(7,897,985)	(82,637)
	US Treasury Note 4.625% due 2/15/2017	USD	(7,600,000)	9/17/2008	(8,094,440)	(8,161,145)	(66,705)
							$65,378

Federal income taxes  Each Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, certain Funds had a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made.

John Hancock Funds II
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

As of August 31, 2008, the capital loss carryforward available to offset future realized gains were as follows:

	Capital Loss Carryforwards Expiring at August 31
Fund	2014	2015	2016
Blue Chip Growth	—	—	$30,360
Capital Appreciation	$21,055	$15,745,631	7,209,637
Emerging Small Company	—	35,683	—
Global Real Estate	—	—	9,668,659
High Yield	—	—	991,060
Large Cap Value	—	—	2,565,968
Mid Cap Intersection	—	—	8,451,233
Small Cap Opportunities	—	—	869,705
Small Company	—	—	1,435,117
Strategic Bond	—	521,499	—
Strategic Income	—	570,632	1,198,513
U.S. High Yield Bond	—	—	469,396
U.S. Multi Sector	—	—	3,502,461
Value & Restructuring	—	—	1,288,503

Each Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 (FIN 48), at the beginning of the Fund’s fiscal year. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not have a material impact on the Funds’ financial statements. Each of the Fund’s federal tax returns for the prior fiscal years remains subject to examination by the Internal Revenue Service.

Distribution of income and gains  Distributions from net investment income and capital gains, if any, for a Fund will be declared not less frequently than annually and reinvested in full or fraction shares of a Fund or paid in cash. The Funds record distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The tax character of distributions paid during 2008 and 2007 was as follows:

	2008 Distributions				2007 Distributions
Fund	Ordinary Income	Long Term Capital Gains	Return of Capital	Total	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Absolute Return	$342,750	$33,218	—	$375,968	$141,122	—	—	$141,122
Active Bond	30,653,584	—	—	30,653,584	24,243,142	—	—	24,243,142
All Cap Core	29,104,571	3,995,859	—	33,100,430	1,286,357	—	—	1,286,357
All Cap Growth	2,022,589	7,048,943	—	9,071,532	108,295	—	—	108,295
All Cap Value	10,433,775	21,933,631	—	32,367,406	7,918,783	$206,042	—	8,124,825
American Diversified Growth & Income	—	—	—	—	—	—	—	—
American Fundamental Holdings	—	—	—	—	—	—	—	—
American Global Diversification	—	—	—	—	—	—	—	—
Blue Chip Growth	15,545,901	224,978	—	15,770,879	6,794,676	—	—	6,794,676
Capital Appreciation	2,573,553	—	—	2,573,553	618,877	—	—	618,877
Core Bond	12,957,719	—	—	12,957,719	10,687,766	—	—	10,687,766
Core Equity	7,468,698	12,527,721	—	19,996,419	3,806,141	—	—	3,806,141
Emerging Growth	5,772,265	8,950,515	—	14,722,780	31,204,256	—	—	31,204,256
Emerging Markets Value	8,770,631	—	—	8,770,631	—	—	—	—
Emerging Small Company	—	—	—	—	5,173,646	—	—	5,173,646

John Hancock Funds II
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	2008 Distributions				2007 Distributions
Fund	Ordinary Income	Long Term Capital Gains	Return of Capital	Total	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Equity-Income	$20,617,820	$41,991,685	—	$62,609,505	$47,923,033	$96,881	—	$48,019,914
Fundamental Value	14,055,893	7,969,498	—	22,025,391	16,996,232	—	—	16,996,232
Global Bond	43,039,332	4,490,207	—	47,529,539	21,809,471	1,228,789	—	23,038,260
Global Real Estate	31,036,600	4,807,187	—	35,843,787	15,063,407	—	—	15,063,407
High Income	45,043,435	4,519,804	—	49,563,239	22,119,587	—	—	22,119,587
High Yield	148,386,992	4,440,144	—	152,827,136	109,599,500	125,964	—	109,725,464
Index 500	2,040,133	440,461	—	2,480,594	112,959	—	—	112,959
International Equity Index	12,749,571	9,864,410	—	22,613,981	9,656,472	—	—	9,656,472
International Opportunities	55,500,786	48,677,774	—	104,178,560	8,456,964	686,672	—	9,143,636
International Small Cap	21,315,357	54,644,506	—	75,959,863	61,127,648	49,439	—	61,177,087
International Small Company	17,675,776	6,060,030	—	23,735,806	1,485,367	—	—	1,485,367
International Value	47,331,367	69,502,776	—	116,834,143	86,613,411	243,365	—	86,856,776
Investment Quality Bond	9,466,495	—	—	9,466,495	7,123,735	2,467	—	7,126,202
Large Cap	10,098,562	3,859,801	—	13,958,363	7,135,563	139,997	—	7,275,560
Large Cap Value	11,807,806	8,031,102	—	19,838,908	2,686,871	—	—	2,686,871
Mid Cap Index	17,664,488	21,697,544	—	39,362,032	2,910,338	1,898	—	2,912,236
Mid Cap Intersection	233,067	—	—	233,067	—	—	—	—
Mid Cap Stock	26,044,310	20,506,411	—	46,550,721	15,359,865	19,580	—	15,379,445
Mid Cap Value	7,895,317	7,903,170	—	15,798,487	7,187,939	23,990	—	7,211,929
Mid Cap Value Equity	2,493,636	1,556,380	—	4,050,016	611,515	—	—	611,515
Natural Resources	17,812,018	193,158,194	—	210,970,212	41,421,256	3,646,321	—	45,067,577
Optimized All Cap	615,899	25,979	—	641,878	23,630	—	—	23,630
Real Estate Equity	22,998,345	7,512,176	—	30,510,521	7,130,723	971,101	—	8,101,824
Real Estate Securities	6,289,168	15,773,539	—	22,062,707	83,466,330	3,287,811	—	86,754,141
Real Return Bond	45,676,499	—	—	45,676,499	30,900,045	1,566,760	—	32,466,805
Small Cap	4,472,638	19,965,639	—	24,438,277	—	—	—	—
Small Cap Index	4,118,742	10,517,153	—	14,635,895	4,745,805	281,791	—	5,027,596
Small Cap Opportunities	3,237,091	849,362	—	4,086,453	9,896,805	188,978	—	10,085,783
Small Company	1,444,146	4,799,673	—	6,243,819	—	—	—	—
Small Company Growth	1,370,507	3,730,653	—	5,101,160	1,393,929	—	—	1,393,929
Small Company Value	4,002,630	18,071,903	—	22,074,533	7,188,099	53,906	—	7,242,005
Spectrum Income	52,378,455	10,201,255	—	62,579,710	38,926,894	60,799	—	38,987,693
Strategic Bond	29,786,818	—	—	29,786,818	19,936,055	—	—	19,936,055
Strategic Income	17,879,553	—	—	17,879,553	12,664,623	—	—	12,664,623
Total Bond Market	2,693,946	—	—	2,693,946	1,721,518	—	—	1,721,518
Total Return	93,846,297	—	—	93,846,297	55,480,040	95,947	—	55,575,987
U.S. Government Securities	8,402,579	—	—	8,402,579	9,964,754	83,007	—	10,047,761
U.S. High Yield Bond	32,700,930	109,905	—	32,810,835	24,563,964	—	—	24,563,964
U.S. Multi Sector	40,391,149	30,744,288	—	71,135,437	17,672,102	1,149,281	—	18,821,383
Value	966,663	—	—	966,663	7,330	—	—	7,330
Value & Restructuring	7,516,364	—	—	7,516,364	4,214,793	87,431	—	4,302,224
Vista	2,470,692	10,280,477	—	12,751,169	—	—	—	—

Distributions paid by the Funds with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of August 31, 2008, the components of distributable earnings on a tax basis, were as follows:

FUND	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG TERM CAPITAL GAINS	CAPITAL LOSS CARRYFORWARD	POST-OCTOBER DEFERRAL
Absolute Return	$50,239	$15,531	—	—
Active Bond	6,248,776	—	—	$210,543
All Cap Core	5,142,079	41,865	—	66,919,666
All Cap Growth	40,934	991,460	—	—
All Cap Value	540,842	2,409,046	—	—
American Diversified Growth & Income	2,443	—	—	—
American Fundamental Holdings	3,740	—	—	—
American Global Diversification	3,214	—	—	—
Blue Chip Growth	2,720,774	—	$30,360	72,950,700
Capital Appreciation	3,035,252	—	22,976,323	84,004,834
Core Bond	3,661,521	—	—	—

John Hancock Funds II
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

FUND	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG TERM CAPITAL GAINS	CAPITAL LOSS CARRYFORWARD	POST-OCTOBER DEFERRAL
Core Equity	$4,555,251	—	—	$88,442,903
Emerging Growth	2,903,315	—	—	26,052,156
Emerging Markets Value	19,106,457	—	—	479,315
Emerging Small Company	—	—	$35,683	8,793,118
Equity-Income	20,824,385	$57,190,163	—	—
Fundamental Value	8,749,270			14,988,731
Global Bond	109,495,101	1,362,975	—	15,305,132
Global Real Estate	—	—	9,668,659	32,799,646
High Income	11,380,808	—	—	4,375,574
High Yield	28,493,665	—	991,060	47,880,941
Index 500	8,294,366	1,985	—	3,582,921
International Equity Index	8,054,390	1,032,964	—	—
International Opportunities	8,030,985	—	—	28,461,815
International Small Cap	5,403,114	30,285,300	—	—
International Small Company	4,695,174	6,459,894	—	—
International Value	38,789,188	31,822,867	—	—
Investment Quality Bond	2,828,953	—	—	632,498
Large Cap	3,376,400	—	—	6,733,109
Large Cap Value	5,196,212	—	2,565,968	38,839,774
Mid Cap Index	2,054,733	5,465,917	—	—
Mid Cap Intersection	100,165	—	8,451,233	41,551,575
Mid Cap Stock	—	—	—	39,124,160
Mid Cap Value	1,803,782	—	—	16,341,250
Mid Cap Value Equity	435,483	2,090,441	—	—
Natural Resources	7,158,103	113,542,261	—	—
Optimized All Cap	41,783	2,738	—	436,926
Real Estate Equity	2,886,732	322,418	—	7,081,878
Real Estate Securities	851,642	761,425	—	3,069,730
Real Return Bond	95,355,220	6,373,220	—	—
Small Cap	140,032	—	—	10,631,077
Small Cap Index	673,105	2,159,504	—	—
Small Cap Opportunities	1,206,817	—	869,705	11,341,494
Small Company	—	—	1,435,117	6,645,971
Small Company Growth	—	—	—	10,182,041
Small Company Value	1,527,971	8,394,633	—	—
Spectrum Income	15,956,393	5,818,816	—	—
Strategic Bond	4,386,833	—	521,499	7,069,123
Strategic Income	19,666,715	—	1,769,145	1,792,507
Total Bond Market	758,161	—	—	108,191
Total Return	76,216,679	20,277,333	—	—
U.S. Government Securities	5,541,713	1,788,142	—	—
U.S. High Yield Bond	6,381,964	—	469,396	11,688,092
U.S. Multi Sector	11,000,977	—	3,502,461	76,478,324
Value	117,597	—	—	2,018,801
Value & Restructuring	3,351,190	—	1,288,503	26,378,706
Vista	—	14,136,624	—	—

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book/tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book/tax differences will reverse in a subsequent period. Permanent book/tax differences are primarily attributable to derivative transactions, foreign currency transactions, net operating losses, short term distributions received from underlying funds, amortization and accretion on debt securities, paydowns, tender fees and investments in passive foreign investment companies.

John Hancock Funds II
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The cost of investments owned on August 31, 2008, including short-term investments, for federal income tax purposes, was as follows:

FUND	AGGREGATE COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Absolute Return	$5,648,635	$98,826	($249,817)	($150,991)
Active Bond	644,139,019	4,480,731	(40,582,631)	(36,101,900)
All Cap Core	731,858,031	21,776,008	(38,542,712)	(16,766,704)
All Cap Growth	118,006,774	12,493,818	(7,960,687)	4,533,131
All Cap Value	90,447,711	9,495,397	(5,742,949)	3,752,448
American Diversified Growth & Income	1,029,681	2,016	(29,362)	(27,346)
American Fundamental Holdings	1,030,190	1,925	(27,698)	(25,773)
American Global Diversification	1,029,759	—	(52,360)	(52,360)
Blue Chip Growth	1,846,320,987	304,964,983	(95,935,001)	209,029,982
Capital Appreciation	941,967,773	133,909,452	(43,228,378)	90,681,074
Core Bond	312,088,980	2,216,856	(4,066,214)	(1,849,358)
Core Equity	885,258,286	49,351,259	(219,902,322)	(170,551,063)
Emerging Growth	166,194,271	20,246,703	(29,690,069)	(9,443,366)
Emerging Markets Value	668,150,234	40,518,977	(124,336,123)	(83,817,146)
Emerging Small Company	73,642,957	8,127,866	(3,751,545)	4,376,321
Equity-Income	1,074,595,254	47,823,828	(150,062,977)	(102,239,149)
Fundamental Value	1,692,396,294	128,596,289	(168,321,138)	(39,724,849)
Global Bond	1,036,564,858	9,601,598	(51,471,402)	(41,869,804)
Global Real Estate	693,960,528	14,981,594	(101,542,207)	(86,560,613)
High Income	561,593,651	7,146,106	(113,194,146)	(106,048,040)
High Yield	1,720,372,026	10,377,372	(207,716,997)	(197,339,625)
Index 500	1,041,347,725	22,258,136	(108,517,277)	(86,259,141)
International Equity Index	476,608,295	50,191,733	(50,789,771)	(598,038)
International Opportunities	897,480,418	77,585,047	(67,578,545)	10,006,502
International Small Cap	382,714,194	29,509,076	(78,542,603)	(49,033,527)
International Small Company	480,949,586	26,894,334	(97,924,008)	(71,029,674)
International Value	1,601,969,992	75,604,624	(242,320,042)	(166,715,418)
Investment Quality Bond	205,792,929	1,360,165	(6,692,878)	(5,332,713)
Large Cap	419,468,839	23,457,167	(53,933,272)	(30,476,105)
Large Cap Value	730,112,424	54,604,874	(56,745,871)	(2,140,997)
Mid Cap Index	356,627,675	32,837,758	(49,305,508)	(16,467,750)
Mid Cap Intersection	242,618,372	22,513,579	(22,979,285)	(465,706)
Mid Cap Stock	701,113,101	78,532,869	(37,960,905)	40,571,964
Mid Cap Value	228,956,174	16,226,203	(37,325,498)	(21,099,295)
Mid Cap Value Equity	97,780,443	10,072,424	(14,004,796)	(3,932,372)
Natural Resources	606,020,774	115,854,433	(34,015,730)	81,838,703
Optimized All Cap	5,363,081	199,636	(433,272)	(233,636)
Real Estate Equity	299,884,815	7,807,874	(33,924,544)	(26,116,670)
Real Estate Securities	107,616,679	13,467,334	(7,591,638)	5,875,696
Real Return Bond	1,680,844,249	6,868,861	(34,493,648)	(27,624,787)
Small Cap	129,450,134	16,527,716	(11,430,511)	5,097,205
Small Cap Index	139,453,159	9,522,040	(13,400,430)	(3,878,390)
Small Cap Opportunities	127,858,019	13,664,458	(14,580,384)	(915,926)
Small Company	65,020,112	5,945,074	(4,326,361)	1,618,713
Small Company Growth	171,838,923	26,584,495	(16,983,198)	9,601,297
Small Company Value	539,516,555	103,837,559	(59,411,680)	44,425,879
Spectrum Income	1,139,609,593	19,885,610	(48,489,126)	(28,603,516)
Strategic Bond	655,795,149	6,047,339	(64,199,348)	(58,152,009)
Strategic Income	467,369,295	8,212,018	(25,157,800)	(16,945,782)
Total Bond Market	59,514,525	410,485	(689,997)	(279,512)
Total Return	2,452,557,382	15,903,841	(66,689,542)	(50,785,701)
U.S. Government Securities	303,840,528	1,823,107	(21,307,118)	(19,484,011)
U.S. High Yield Bond	550,405,903	2,383,508	(30,296,701)	(27,913,193)
U.S. Multi Sector	905,733,890	72,797,088	(76,995,430)	(4,198,342)
Value	25,936,983	1,510,896	(1,638,584)	(127,688)
Value & Restructuring	530,320,336	109,367,328	(56,406,534)	52,960,794
Vista	98,933,241	22,086,111	(3,527,380)	18,558,731

John Hancock Funds II
Notes to Financial Statements

3.  RISK AND UNCERTAINTY

Investment Risk  Certain Funds of the Trust may invest a portion of their assets in securities of issuers that hold mortgage securities including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

Fixed Income Risk  Fixed income securities are subject to credit and interest rate risk and involve some risk of in connection with principal and interest payments.

Derivatives and Counterparty Risk  The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivative instruments exposes a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them.

Concentration Risk  The Funds may concentrate investments in a particular industry, sector of the economy or invest in a limited number of companies. Accordingly, the concentration may make the Fund’s value more volatile and investment values may rise and fall more rapidly. In addition, a fund with a concentration is particularly susceptible to the impact of market, economic, regulatory and other factors affecting the specific concentration.

Floating Rate Loan Liquidity Risk  Floating rate loans are generally subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss.

4.  INVESTMENT ADVISORY AND OTHER AGREEMENTS The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating sub-advisers to handle the investment of the assets of each Fund, subject to the supervision of the Trust’s Board of Trustees. As compensation for its services, the Adviser receives an advisory fee from the Trust. The Funds are not responsible for payment of the sub-advisory fees. Advisory fees charged to the Funds are as follows:

Fund	Average Net Assets All Asset Levels*
Active Bond	0.600%
Emerging Growth	0.800
Global Bond	0.700
Real Estate Securities	0.700
Small Cap	0.850

Fund	First $1 Billion of Aggregate Net Assets*	Excess Over $1 billion of Aggregate Net Assets*
Blue Chip Growth	0.825%	0.800%
Equity-Income	0.825	0.800
Real Return Bond	0.700	0.650
Total Return[1,2]	0.700	0.675

1	When Aggregate Net Assets exceed $1 billion, the advisory fee for the Total Return is 0.675% on all assets.

2	Until February 4, 2008, the Fund paid daily advisory fees equivalent, on an annual basis, to 0.70% of the Fund’s average net assets.

Fund	First $500 million of Aggregate Net Assets*	Excess Over $500 million of Aggregate Net Assets*
All Cap Core	0.800%	0.750%
American Diversified Growth & Income	0.050	0.040
American Fundamental Holdings	0.050	0.040
American Global Diversification	0.050	0.040
Emerging Small Company	0.970	0.900
High Yield	0.700	0.650
Index 500	0.470	0.460
Investment Quality Bond	0.600	0.550
Mid Cap Intersection	0.875	0.850
Small Company Value	1.050	1.000
Strategic Bond	0.700	0.650
Strategic Income	0.725	0.650
Total Bond Market	0.490	0.470
U.S. Government Securities	0.620	0.550

John Hancock Funds II
Notes to Financial Statements

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

Fund	First $500 million of Aggregate Net Assets*	Between $500 million and $1 billion of Aggregate Net Assets*	Excess Over $1 billion of Aggregate Net Assets*
All Cap Growth	0.850%	0.825%	0.800%
Value & Restructuring	0.825	0.800	0.775

Fund	First $500 million of Aggregate Net Assets*	Between $500 million and $1 billion of Aggregate Net Assets*	Between $1 billion and $1.5 billion of Aggregate Net Assets*	Between $1.5 billion and $2 billion of Aggregate Net Assets*	Excess Over $2 billion of Aggregate Net Assets*
Large Cap Value	0.825%	0.800%	0.775%	0.720%	0.700%

Fund	First $200 million of Aggregate Net Assets*	Between $200 million and $500 million of Aggregate Net Assets*	Excess Over $500 million of Aggregate Net Assets*
International Small Cap	1.050%	0.950%	0.850%
International Value	0.950	0.850	0.800
Mid Cap Stock	0.875	0.850	0.825
Mid Cap Value	0.900	0.850	0.825
Value	0.750	0.725	0.650

Fund	First $50 million of Aggregate Net Assets*	Excess Over $50 million of Aggregate Net Assets*
Natural Resources	1.050%	1.000%

Fund	First $2.5 billion of Aggregate Net Assets*	Excess Over $2.5 billion of Aggregate Net Assets*
Optimized All Cap[1]	0.675%	0.650%

1	Until April 25, 2008, the Portfolio paid monthly advisory equivalent, on an annual basis, to the sum of:(a) 0.750% of the first $50 million of the Portfolio’s average net assets and (b) 0.700% of the Portfolio’s average net assets in excess of $50 million.

Fund	First $500 million of Aggregate Net Assets*	Between $500 million and $1 billion of Aggregate Net Assets*	Between $1 billion and $2 billion of Aggregate Net Assets*	Excess Over $2 billion of Aggregate Net Assets*
Small Cap Opportunities[1]	1.000%	0.950%	0.900%	0.850%

1	Until June 27, 2008, the Portfolio paid monthly advisory equivalent, on an annual basis, to the sum of: (a) 1.000% of the first $500 million of the Portfolio’s average net assets and (b) 0.950% of the Portfolio’s average net assets in excess of $500 million.

Fund	First $50 million of Aggregate Net Assets*	Between $50 million and $500 million of Aggregate Net Assets*	Excess Over $500 million of Aggregate Net Assets*
Fundamental Value	0.850%	0.800%	0.750%

Fund	First $200 million of Aggregate Net Assets*	Between $200 million and $400 million of Aggregate Net Assets*	Between $400 million and $1 billion of Aggregate Net Assets*	Excess Over $1 billion of Aggregate Net Assets*
Vista	0.900%	0.850%	0.825%	0.800%

John Hancock Funds II
Notes to Financial Statements

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

Fund	First $300 million of Aggregate Net Assets*	Between $300 million and $500 million of Aggregate Net Assets*	Between $500 million and $1 billion of Aggregate Net Assets*	Excess Over $1 billion of Aggregate Net Assets*
Capital Appreciation	0.850%	0.800%	0.700%	0.670%

Fund	First $350 million of Aggregate Net Assets*	Excess Over $350 million of Aggregate Net Assets*
Core Equity	0.850%	0.750%

Fund	First $500 million of Aggregate Net Assets*	Between $500 million and $1 billion of Aggregate Net Assets*	Between $1 billion and $2.5 billion of Aggregate Net Assets*	Excess Over $2.5 billion of Aggregate Net Assets*
U.S. Multi Sector	0.780%	0.760%	0.750%	0.740%

Fund	First $100 million of Aggregate Net Assets*	Excess Over $100 million of Aggregate Net Assets*
Emerging Markets Value	1.000%	0.950%
International Equity Index	0.550	0.530
International Small Company	1.000	0.950

Fund	First $750 million of Aggregate Net Assets*	Between $750 million and $1.5 billion of Aggregate Net Assets*	Excess Over $1.5 billion of Aggregate Net Assets*
International Opportunities	0.900%	0.850%	0.800%

Fund	First $125 million of Aggregate Net Assets*	Excess Over $125 million of Aggregate Net Assets*
Small Company	1.050%	1.000%

Fund	First $250 million of Aggregate Net Assets*	Excess Over $250 million of Aggregate Net Assets*
Small Company Growth[1]	1.050%	1.000%
Spectrum Income	0.800	0.725

1	When Aggregate Net Assets exceed $1 billion, the advisory fee for the Small Company Growth is 1.00% on all assets.

Fund	First $250 million of Aggregate Net Assets*	Between $250 million and $500 million of Aggregate Net Assets*	Excess Over $500 million of Aggregate Net Assets*
Real Estate Equity	0.875%	0.850%	0.825%

Fund	First $250 million of Aggregate Net Assets*	Between $250 million and $500 million of Aggregate Net Assets*	Between $500 million and $1 billion of Aggregate Net Assets*	Excess Over $1 billion of Aggregate Net Assets*
Mid Cap Value Equity	0.875%	0.850%	0.825%	0.800%

Fund	First $500 million of Aggregate Net Assets*	Between $500 million and $750 million of Aggregate Net Assets*	Excess Over $750 million of Aggregate Net Assets
Global Real Estate	0.950%	0.925%	0.900%

John Hancock Funds II
Notes to Financial Statements

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

Fund	First $250 million of Aggregate Net Assets*	Between $250 million and $500 million of Aggregate Net Assets*	Between $500 million and $750 million of Aggregate Net Assets*	Excess Over $750 million of Aggregate Net Assets
Large Cap	0.780%	0.730%	0.680%	0.650%

Fund	First $250 million of Aggregate Net Assets*	Between $250 million and $500 million of Aggregate Net Assets*	Excess over $500 million of Aggregate Net Assets*
All Cap Value	0.850%	0.800%	0.750%
Mid Cap Index	0.490	0.480	0.460
Small Cap Index	0.490	0.480	0.460

Fund	First $200 million of Aggregate Net Assets*	Excess over $200 million of Aggregate Net Assets*
U.S. High Yield Bond	0.750%	0.720%

Fund	First $200 million of Aggregate Net Assets*	Between $200 million and $400 million of Aggregate Net Assets*	Excess Over $400 million of Aggregate Net Assets*
Core Bond	0.690%	0.640%	0.570%

Fund	First $150 million of Aggregate Net Assets*	Between $150 million and $500 million of Aggregate Net Assets*	Between $500 million and $2.5 billion of Aggregate Net Assets*	Excess over $2.5 billion of Aggregate Net Assets*
High Income	0.725%	0.675%	0.650%	0.600%

*	Aggregated Net Assets include not only the net assets of a particular series of the Trust but also the net assets of a similar series of John Hancock Trust. John Hancock Trust is an open-end investment company advised by JHIMS and distributed by an affiliated of JHIMS, John Hancock Distributors, LLC.

The advisory fee for Absolute Return Portfolio has two components: (a) a fee on assets invested in affiliated Funds (“Affiliated Fund Assets”) and (b) a fee on assets not invested in affiliated funds (“Other Assets”). Affiliated Funds are any Funds of JHF II and JHF III. Under the Advisory Agreement, the Portfolio pays a monthly management fee to the Adviser as stated below.

The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of the Portfolio and the Absolute Return Trust, a series of John Hancock Trust (collectively, the “Absolute Return Funds”) determined in accordance with the following schedule and that rate is applied to the Affiliated Fund Assets of the Portfolio.

Fund	First $500 million of Aggregate Net Assets	Excess over $500 million of Aggregate Net Assets
Absolute Return[1]	0.060%	0.050%

1	Until April 25, 2008, the Portfolio paid monthly advisory equivalent, on an annual basis, to the sum of: (a) 0.150% of the first $200 million of the Portfolio’s average net assets, (b) 0.125% of the Portfolio’s average net assets between $200 and $500 Million, and (c) 0.100% of the Portfolio’s average net assets in excess of $500 million.

The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of the Absolute Return Funds, determined in accordance with the following schedule and that rate is applied to the Other Assets of the Portfolio.

Fund	First $500 million of Aggregate Net Assets	Excess over $500 million of Aggregate Net Assets
Absolute Return[1]	0.510%	0.500%

1	Until April 25, 2008, the Portfolio paid monthly advisory equivalent, on an annual basis, to the sum of: (a) 0.600% of the first $200 million of the Portfolio’s average net assets, (b) 0.575% of the Portfolio’s average net assets between $200 and $500 Million, and (c) 0.550% of the Portfolio’s average net assets in excess of $500 million.

John Hancock Funds II
Notes to Financial Statements

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

The organizations described below act as Sub-advisers to the Trust and its Funds pursuant to Sub-advisory Agreements with the Adviser. Fund management is allocated among the following Managers:

Fund	Subadviser
Absolute Return	MFC Global Investment Management (U.S.A.) Limited*
Active Bond	Declaration Management and Research, LLC and MFC Global Investment Management (U.S.), LLC*
All Cap Core	Deutsche Investment Management Americas, Inc.
All Cap Growth	Invesco Aim Capital Management, Inc.
All Cap Value	Lord, Abbett & Company, LLC
American Diversified Growth & Income	MFC Global Investment Management (U.S.A.) Limited*
American Fundamental Holdings	MFC Global Investment Management (U.S.A.) Limited*
American Global Diversification	MFC Global Investment Management (U.S.A.) Limited*
Blue Chip Growth	T. Rowe Price Associates, Inc.
Capital Appreciation	Jennison Associates, LLC
Core Bond	Wells Capital Management, Inc.
Core Equity	Legg Mason Capital Management, Inc.
Emerging Growth	MFC Global Investment Management (U.S.A.) Limited*
Emerging Markets Value	Dimensional Fund Advisors, L.P.
Emerging Small Company	RCM Capital Management, LLC
Equity-Income	T. Rowe Price Associates, Inc.
Fundamental Value	Davis Selected Advisers, L.P.
Global Bond	Pacific Investment Management Company, LLC
Global Real Estate	Deutsche Investment Management Americas, Inc.
High Income	MFC Global Investment Management (U.S.), LLC*
High Yield	Western Asset Management Company
Index 500	MFC Global Investment Management (U.S.A.) Limited*
International Equity Index	SSgA Funds Management, Inc.
International Opportunities	Marsico Capital Management, LLC
International Small Cap	Franklin Templeton Investment Corp.
International Small Company	Dimensional Fund Advisors, L.P.
International Value	Templeton Investment Counsel, LLC
Investment Quality Bond	Wellington Management Company, LLP
Large Cap	UBS Global Asset Management (Americas), Inc.
Large Cap Value	BlackRock Investment Management, LLC
Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited*
Mid Cap Intersection	Wellington Management Company, LLP
Mid Cap Stock	Wellington Management Company, LLP
Mid Cap Value Equity	RiverSource Investments, LLC
Mid Cap Value	Lord, Abbett & Company, LLC
Natural Resources	Wellington Management Company, LLP
Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited*
Real Estate Equity	T. Rowe Price Associates, Inc.
Real Estate Securities	Deutsche Investment Management Americas, Inc.
Real Return Bond	Pacific Investment Management Company, LLC
Small Cap	Independence Investments, LLC
Small Cap Index	MFC Global Investment Management (U.S.A.) Limited*
Small Cap Opportunities	Munder Capital Management/Invesco AIM Capital Management, Inc.
Small Company	American Century Investment Management, Inc.
Small Company Growth	Invesco Aim Capital Management, Inc.
Small Company Value	T. Rowe Price Associates, Inc.
Spectrum Income	T. Rowe Price Associates, Inc.
Strategic Bond	Western Asset Management Company
Strategic Income	MFC Global Investment Management (U.S.), LLC*
Total Bond Market	Declaration Management & Research, LLC
Total Return	Pacific Investment Management Company, LLC
U.S. Government Securities	Western Asset Management Company
U.S. High Yield Bond	Wells Capital Management, Inc.
U.S. Multi Sector	Grantham, Mayo, Van Otterloo & Company, LLC
Value & Restructuring	Columbia Asset Management, LLC
Value	Morgan Stanley Investment Management, Inc. (doing business as Van Kampen)
Vista	American Century Investment Management, Inc.

*	An Affiliate of Adviser.

John Hancock Funds II
Notes to Financial Statements

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

The investment management fees incurred for the year ended August 31, 2008, were equivalent to an annual effective rate of the Fund’s average daily net assets as follows:

Fund	Annual Effective Rate	Fund	Annual Effective Rate
Absolute Return	0.17%	Large Cap	0.71%
Active Bond	0.60%	Large Cap Value	0.81%
All Cap Core	0.77%	Mid Cap Index	0.47%
All Cap Growth	0.85%	Mid Cap Intersection	0.87%
All Cap Value	0.85%	Mid Cap Stock	0.84%
American Diversified Growth & Income	0.04%	Mid Cap Value Equity	0.87%
American Fundamental Holdings	0.04%	Mid Cap Value	0.86%
American Global Diversification	0.04%	Natural Resources	1.00%
Blue Chip Growth	0.80%	Optimized All Cap	0.70%
Capital Appreciation	0.71%	Real Estate Equity	0.86%
Core Bond	0.64%	Real Estate Securities	0.70%
Core Equity	0.77%	Real Return Bond	0.67%
Emerging Growth	0.80%	Small Cap	0.85%
Emerging Market Value	0.95%	Small Cap Index	0.48%
Emerging Small Company	0.97%	Small Cap Opportunities	1.00%
Equity-Income	0.81%	Small Company	1.05%
Fundamental Value	0.76%	Small Company Growth	1.04%
Global Bond	0.70%	Small Company Value	1.02%
Global Real Estate	0.93%	Spectrum Income	0.73%
High Income	0.67%	Strategic Bond	0.67%
High Yield	0.66%	Strategic Income	0.69%
Index 500	0.46%	Total Bond Market	0.49%
International Equity Index	0.53%	Total Return	0.69%
International Opportunities	0.86%	U.S. Government Securities	0.61%
International Small Cap	0.92%	U.S. High Yield Bond	0.73%
International Small Company	0.96%	U.S. Multi Sector	0.76%
International Value	0.81%	Value	0.74%
Investment Quality Bond	0.59%	Value & Restructuring	0.81%
		Vista	0.89%

Expense Reimbursement  Effective January 1, 2008, the Adviser has agreed to reduce its advisory fee or make a payment to reimburse each Fund, in an amount equal to the amount by which all expenses of the Fund (excluding taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business, advisory fees, Rule 12b-1 fees, transfer agency fees, blue sky fees, printing and postage fees, and fees under any agreements or plans of the Fund dealing with services for shareholders and others with beneficial interests in shares of the Fund) exceeds the expense limits set forth as a percentage of average daily net assets. The Adviser has contractually agreed to these expense limits as follows: 0.05% for the Index 500 Fund, 0.075% for the Total Bond Market Fund, and 0.25% for the Value Fund. This reimbursement shall continue in effect until December 31, 2008 and then after until terminated by the Adviser on notice to JHF II. The Adviser has voluntarily agreed to these expense limits as follows: 0.05% for the International Equity Index Fund and 0.075% for the Mid Cap Index Fund and Small Cap Index Fund. This voluntary expense reimbursement shall continue in effect until terminated by the Adviser on notice to JHF II. All other voluntary waivers in place at December 31, 2007 have been terminated. Prior to December 31, 2007, the Adviser agreed to voluntarily reduce its advisory fee or reimburse each Fund if the total of all expenses (excluding taxes, fund brokerage commissions, interest, litigation and indemnification expenses, other extraordinary expenses not incurred in the ordinary course of the Funds’ business, advisory fees, Rule 12b-1 fees, and fees under any agreements or plans of the Funds dealing with services for shareholders and others with beneficial interests in shares of the Funds) exceed the following:

–	0.05% of average daily net assets of Index 500, International Equity Index;

–	0.06% of average daily net assets of Emerging Small Company;

–	0.075% of average daily net assets of Mid Cap Index, Small Cap Index, Total Bond Market;

–	0.35% of average daily net assets of Global Bond, Global Real Estate, International Opportunities, International Small Cap, International Small Company, International Value; and

–	0.25% of average daily net assets in the case of all other Funds with the exception of Absolute Return and Optimized All Cap.

The Adviser voluntarily agreed to waive a portion of its advisory fee for Emerging Small Company, Total Bond Market and Value in the amount of $7,037, $23,742 and $17,472, respectively.

In the case of Absolute Return, the Adviser has contractually agreed to waive advisory fees or reimburse the Fund if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, transfer agency fees and services fees, taxes, portfolio brokerage commissions, interest, underlying Fund expenses, printing and postage, blue sky and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the business of the Absolute Return Portfolio) exceed 0.05% of average daily net assets. This expense reimbursement shall continue in effect until December 31, 2008, and thereafter until termination by the Adviser on notice to the Trust. The Adviser reimbursed the Fund in the amount of $50,708.

John Hancock Funds II
Notes to Financial Statements

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

In the case of the JHF II American Funds, the Adviser has contractually agreed to waive the advisory fees. This expense reimbursement shall continue in effect until July 1, 2009, and thereafter until termination by the Adviser on notice to the Trust. The Adviser reimbursed the Funds in the amounts of $74, $74 and $72 for American Diversified Growth & Income, American Fundamental Holdings and American Global Diversification, respectively.

In the case of Optimized All Cap, the Adviser has contractually agreed to reduce its advisory fee or make a payment to reimburse the Optimized All Cap Fund in an amount equal to the amount by which all expenses of the Fund (excluding taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses, and extraordinary expenses not incurred in the ordinary course of the Fund’s business, Rule 12b-1 fees, transfer agency fees, blue sky fees, printing and postage fees, and fees under any agreements or plans of the Fund dealing with services for shareholders and others with beneficial interests in shares of the Fund) exceeds the 0.80% of the average daily net assets. In addition, the Adviser has contractually agreed to limit Fund expenses so that the total Fund operating expenses do not exceed 1.30% for Class A, 2.00% for Class B, 2.00% for Class C and 0.85% for Class I of the average daily net assets attributable to the respective classes. This expense reimbursement shall continue in effect until December 31, 2008, and thereafter until termination by the Adviser on notice to the Fund. The Adviser reimbursed the Fund in the amount of $51,790.

The Advisor has contractually agreed to waive Advisor Fees for American Diversified Growth & Income, American Fundamental Holdings and American Global Diversification until July 1, 2009. In addition the Advisor has voluntarily agreed to reimburse the above funds for a portion of “other” fund expenses. The amounts of these reimbursements are $25,391, $25,390 and $25,392, respectively.

In addition, the JHF II American Funds receive a fee equal to 0.05% of the average daily net assets value of their investment in the underlying American Funds for providing various account maintenance services. Under this agreement, American Diversified Growth & Income, American Fundamental Holdings and American Global Diversification have received $46, $47 and $45, respectively.

In addition, the Adviser voluntarily agreed to waive a portion of its advisory fee for Blue Chip Growth, Equity-Income, International Value, Real Estate Equity, Small Company Value and Spectrum Income in the amount of $618,574, $294,297, $178,792, $90,311, $240,630 and $261,828, respectively.

These voluntary expense reimbursements may be terminated by the Adviser at any time upon notice of the Fund. These expense reimbursements are shown as a reduction of total expenses in the Statements of Operations.

Fund Administration Fees  Pursuant to the Advisory Agreement, the Funds reimburse the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Funds, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each Fund at the time the expense was incurred.

The fund administration fees incurred for the year ended August 31, 2008, were equivalent to an annual effective rate of 0.01% of the Funds’ average daily net assets, with the exception of Absolute Return, Core Equity, Emerging Growth, Global Bond, International Small Cap, Large Cap, Mid Cap Intersection, Mid Cap Value, Mid Cap Value Equity, Natural Resources, Optimized All Cap, Real Return Bond, Small Cap Opportunities, Small Company, Small Company Growth, U.S. Multi Sector and Vista, in which the effective rate was 0.02% and American Diversified Growth & Income, American Fundamental Holdings and American Global Diversification which was 0.03%.

Distribution Plan  The Funds has a Distribution Agreement with the Distributor. The Funds have adopted Distribution Plans with respect to Class A, Class B, Class C and Class 1, pursuant to Rule 12b-1 under the 1940 Act, to reimburse the Distributor for the services it provides as distributor of shares of the Funds. Accordingly, the Funds make monthly payments to the Distributor at an annual rate not to exceed 0.30%, 1.00%, 1.00% and 0.05% of the average daily net assets of Class A, Class B, Class C and Class 1, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the Financial Industry Regulatory Authority (formerly, National Association of Securities Dealers). Under the Conduct Rules, curtailment of a portion of the Funds’ 12b-1 payments could occur under certain circumstances.

Transfer Agent Fees  Absolute Return and Optimized All Cap have a Transfer Agency Agreement with John Hancock Signature Services, Inc. (Signature Services), an indirect subsidiary of MFC. For Class A, Class B, Class C and Class I shares, the Funds pay a monthly transfer agent fee at an annual rate of 0.05% of each class’ average daily net assets, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Expenses not directly attributable to a particular class of shares are aggregated and allocated to each class on the basis of its relative net asset value. Absolute Return and Optimized All Cap pay a monthly fee which is based on an annual rate of $15.00 for each Class A shareholder account, $17.50 for each Class B shareholder account and $16.50 for each Class C shareholder account.

Signature Services has agreed to limit the transfer agent fees so that such fees do not exceed 0.20% annually of Class A, Class B, Class C and Class I share average daily net. This agreement is effective until December 31, 2008. Signature Services reserves the right to terminate this limitation in the future.

There were no transfer agent fees incurred for the year ended August 31, 2008. John Hancock USA is the only shareholder of Absolute Return and Optimized All Cap.

Sales Charges  Absolute Return and Optimized All Cap Class A shares are assessed up-front sales charges. There were no up-front sales charges received for these Funds during the year ended August 31, 2008.

Absolute Return and Optimized All Cap Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to the Distributor and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Funds in connection with the sale of Class B and Class C shares. During the year ended August 31, 2008, there were no CDSCs received by the Distributor.

5.  TRUSTEES’ FEES The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to each Fund based on its average daily net asset value.

John Hancock Funds II
Notes to Financial Statements

6.  LINE OF CREDIT All Funds described in this Annual Report have entered into an agreement which enables them to participate in a $150 million unsecured committed line of credit with State Street Corporation. Effective May 9, 2008 the line of credit was changed from $100 million to $150 million. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.05% per annum, payable at the end of each calendar quarter, based on the average daily-unused portion of the line of credit, is charged to each participating Fund on a prorated basis based on average net assets. Effective October 15, 2007, the commitment fee was changed from 0.07% to 0.05%. For the year ended August 31, 2008, there were no borrowings under the line of credit.

Pursuant to the custodian agreements, the Custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Funds is obligated to repay the Custodian for any overdraft, including any costs or expenses associated with the overdraft. The Custodian has a lien and security interest in any Fund property to the extent of any overdraft.

7.  FUND SHARE TRANSACTIONS Share activities for the Funds for the periods ended August 31, 2008, and August 31, 2007, were as follows:

Absolute Return	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class A shares
Distributions reinvested	9,453	$98,121	3,382	$36,251
Net increase	9,453	$98,121	3,382	$36,251
Class B shares
Distributions reinvested	8,501	$88,064	3,167	$33,890
Net increase	8,501	$88,064	3,167	$33,890
Class C shares
Distributions reinvested	8,501	$88,065	3,167	$33,891
Net increase	8,501	$88,065	3,167	$33,891
Class 1 shares
Sold	10,742	$106,411	—	—
Distributions reinvested	9,799	101,718	3,457	$37,090
Net increase (decrease)	20,541	$208,129	3,457	$37,090
Net increase (decrease)	46,996	$482,379	13,173	$141,122

Active Bond	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	408,416	$3,866,554	470,404	$4,505,444
Distributions reinvested	193,573	1,814,384	186,250	1,772,438
Repurchased	(724,415)	(6,852,622)	(764,590)	(7,318,089)
Net increase (decrease)	(122,426)	($1,171,684)	(107,936)	($1,040,207)
Class NAV shares
Sold	7,641,399	$72,168,162	12,383,573	$118,803,493
Distributions reinvested	3,081,542	28,839,200	2,363,144	22,470,704
Repurchased	(4,810,081)	(44,461,161)	(1,532,557)	(14,641,956)
Net increase (decrease)	5,912,860	$56,546,201	13,214,160	$126,632,241
Net increase (decrease)	5,790,434	$55,374,517	13,106,224	$125,592,034

All Cap Core	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	33,115,679	$334,869,340	14,623,284	$161,835,006
Distributions reinvested	3,195,022	33,100,430	120,910	1,286,357
Repurchased	(2,340,713)	(24,299,982)	(284,507)	(3,262,154)
Net increase (decrease)	33,969,988	$343,669,788	14,459,687	$159,859,209

All Cap Growth	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	222,290	$3,929,960	122,700	$2,220,300
Distributions reinvested	117,538	2,192,078	1,037	18,249
Repurchased	(264,574)	(4,730,004)	(371,782)	(6,773,976)
Net increase (decrease)	75,254	$1,392,034	(248,045)	($4,535,427)
Class NAV shares
Sold	585,767	$9,936,872	1,305,753	$23,366,485
Distributions reinvested	368,279	6,879,454	5,113	90,046
Repurchased	(4,593)	(77,036)	(3,641,313)	(68,492,693)
Net increase (decrease)	949,453	$16,739,290	(2,330,447)	($45,036,162)
Net increase (decrease)	1,024,707	$18,131,324	(2,578,492)	($49,571,589)

John Hancock Funds II
Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

All Cap Value	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	343,546	$4,178,379	351,564	$5,877,321
Distributions reinvested	708,286	8,513,597	46,855	754,366
Repurchased	(300,130)	(3,733,908)	(212,851)	(3,569,287)
Net increase (decrease)	751,702	$8,958,068	185,568	$3,062,400
Class NAV shares
Sold	232,532	$3,567,237	2,509,531	$41,214,944
Distributions reinvested	1,994,466	23,853,809	458,933	7,370,459
Repurchased	(94,667)	(1,029,852)	(11,254,545)	(191,782,275)
Net increase (decrease)	2,132,331	$26,391,194	(8,286,081)	($143,196,872)
Net increase (decrease)	2,884,033	$35,349,262	(8,100,513)	($140,134,472)

American Diversified Growth & Income	Period ended 8-31-08[1]
	Shares	Amount
Class 1 shares
Sold	100,261	$1,002,513
Net increase (decrease)	100,261	$1,002,513

1	Period from 7-1-08 (commencement of operations) to 8-31-08.

American Fundamental Holdings	Period ended 8-31-08[1]
	Shares	Amount
Class 1 shares
Sold	100,639	$1,006,256
Repurchased	(453)	(4,426)
Net increase (decrease)	100,186	$1,001,830

1	Period from 7-1-08 (commencement of operations) to 8-31-08.

American Global Diversification	Period ended 8-31-08[1]
	Shares	Amount
Class 1 shares
Sold	100,187	$1,001,799
Net increase (decrease)	100,187	$1,001,799

1	Period from 7-1-08 (commencement of operations) to 8-31-08.

Blue Chip Growth	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	1,533,016	$31,199,498	577,597	$11,483,071
Distributions reinvested	79,594	1,729,575	46,822	900,395
Repurchased	(1,253,691)	(25,522,134)	(1,292,131)	(25,344,305)
Net increase (decrease)	358,919	$7,406,939	(667,712)	($12,960,839)
Class NAV shares
Sold	37,967,005	$759,832,260	12,329,239	$241,276,259
Distributions reinvested	646,767	14,041,304	306,834	5,894,281
Repurchased	(12,292,237)	(250,610,821)	(3,024,837)	(62,984,230)
Net increase (decrease)	26,321,535	$523,262,743	9,611,236	$184,186,310
Net increase (decrease)	26,680,454	$530,669,682	8,943,524	$171,225,471

Capital Appreciation	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	602,719	$6,546,648	576,815	$5,971,139
Distributions reinvested	14,857	170,414	7,858	80,148
Repurchased	(727,950)	(7,944,104)	(1,619,741)	(16,842,865)
Net increase (decrease)	(110,374)	($1,227,042)	(1,035,068)	($10,791,578)
Class NAV shares
Sold	53,608,989	$587,015,773	13,693,087	$143,208,394
Distributions reinvested	209,333	2,403,139	52,765	538,729
Repurchased	(12,198,156)	(131,087,768)	(1,049,654)	(10,788,615)
Net increase (decrease)	41,620,166	$458,331,144	12,696,198	$132,958,508
Net increase (decrease)	41,509,792	$457,104,102	11,661,130	$122,166,930

John Hancock Funds II
Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

Core Bond	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	324,153	$4,113,576	78,155	$980,666
Distributions reinvested	11,455	143,652	5,107	63,538
Repurchased	(103,644)	(1,305,951)	(35,034)	(436,961)
Net increase (decrease)	231,964	$2,951,277	48,228	$607,243
Class NAV shares
Sold	2,007,416	$25,454,526	5,366,895	$67,109,137
Distributions reinvested	1,024,017	12,814,067	854,619	10,624,228
Repurchased	(3,164,733)	(39,787,113)	(614,127)	(7,651,250)
Net increase (decrease)	(133,300)	($1,518,520)	5,607,387	$70,082,115
Net increase (decrease)	98,664	$1,432,757	5,655,615	$70,689,358

Core Equity	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	113,362	$1,428,954	186,606	$2,969,030
Distributions reinvested	19,096	288,735	4,815	76,757
Repurchased	(217,566)	(2,868,372)	(164,105)	(2,606,905)
Net increase (decrease)	(85,108)	($1,150,683)	27,316	$438,882
Class NAV shares
Sold	20,095,868	$274,948,373	10,927,208	$177,960,574
Distributions reinvested	1,301,696	19,707,683	233,671	3,729,384
Repurchased	(6,786,846)	(77,596,561)	(978,198)	(16,035,685)
Net increase (decrease)	14,610,718	$217,059,495	10,182,681	$165,654,273
Net increase (decrease)	14,525,610	$215,908,812	10,209,997	$166,093,155

Emerging Growth	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	522,156	$8,080,713	454,590	$8,323,984
Distributions reinvested	565,990	9,135,085	1,297,455	21,459,911
Repurchased	(1,257,467)	(18,837,865)	(1,278,968)	(22,763,661)
Net increase (decrease)	(169,321)	($1,622,067)	473,077	$7,020,234
Class NAV shares
Sold	451,965	$7,687,180	929,391	$16,371,896
Distributions reinvested	346,202	5,587,695	589,138	9,744,345
Repurchased	(2,099,041)	(28,913,925)	(416,630)	(7,447,191)
Net increase (decrease)	(1,300,874)	($15,639,050)	1,101,899	$18,669,050
Net increase (decrease)	(1,470,195)	($17,261,117)	1,574,976	$25,689,284

Emerging Markets Value	Year ended 8-31-08		Period ended 8-31-07[1]
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	21,434,595	$233,874,052	44,000,955	$459,713,807
Distributions reinvested	733,944	8,770,631	—	—
Repurchased	(4,968,702)	(57,212,941)	(227,049)	(2,699,099)
Net increase (decrease)	17,199,837	$185,431,742	43,773,906	$457,014,708

1	Period from 5-1-07 (commencement of operations) to 8-31-07.

Emerging Small Company	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	174,760	$5,107,231	83,593	$2,503,534
Distributions reinvested	—	—	183,998	5,121,451
Repurchased	(322,457)	(9,214,491)	(504,347)	(14,824,538)
Net increase (decrease)	(147,697)	($4,107,260)	(236,756)	($7,199,553)
Class NAV shares
Sold	1,236,945	$34,772,244	239,774	$7,217,294
Distributions reinvested	—	—	1,872	52,195
Repurchased	(26,509)	(785,795)	(15,906)	(480,154)
Net increase (decrease)	1,210,436	$33,986,449	225,740	$6,789,335
Net increase (decrease)	1,062,739	$29,879,189	(11,016)	($410,218)

John Hancock Funds II
Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

Equity-Income	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	468,403	$8,149,818	1,273,256	$24,627,604
Distributions reinvested	711,876	13,062,916	645,455	12,057,099
Repurchased	(1,933,115)	(34,485,513)	(1,170,281)	(22,407,685)
Net increase (decrease)	(752,836)	($13,272,779)	748,430	$14,277,018
Class NAV shares
Sold	9,960,012	$173,093,008	5,721,349	$110,890,485
Distributions reinvested	2,701,559	49,546,589	1,927,268	35,962,815
Repurchased	(1,053,596)	(17,456,223)	(743,856)	(14,993,199)
Net increase (decrease)	11,607,975	$205,183,374	6,904,761	$131,860,101
Net increase (decrease)	10,855,139	$191,910,595	7,653,191	$146,137,119

Fundamental Value	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	468,943	$7,745,343	857,395	$14,638,351
Distributions reinvested	87,944	1,547,821	88,640	1,505,113
Repurchased	(557,620)	(9,287,824)	(335,556)	(5,834,702)
Net increase (decrease)	(733)	$5,340	610,479	$10,308,762
Class NAV shares
Sold	46,150,851	$765,802,292	9,918,028	$170,285,992
Distributions reinvested	1,166,149	20,477,570	913,392	15,491,119
Repurchased	(1,300,118)	(20,671,636)	(845,429)	(15,322,187)
Net increase (decrease)	46,016,882	$765,608,226	9,985,991	$170,454,924
Net increase (decrease)	46,016,149	$765,613,566	10,596,470	$180,763,686

Global Bond	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	3,022,426	$47,839,688	884,608	$13,106,978
Distributions reinvested	186,670	2,808,567	101,009	1,465,646
Repurchased	(1,124,604)	(17,488,096)	(908,875)	(13,270,966)
Net increase (decrease)	2,084,492	$33,160,159	76,742	$1,301,658
Class NAV shares
Sold	6,330,109	$98,047,022	14,987,825	$217,943,125
Distributions reinvested	2,987,529	44,720,972	1,489,821	21,572,614
Repurchased	(26,454,359)	(416,360,062)	(2,889,191)	(42,495,399)
Net increase (decrease)	(17,136,721)	($273,592,068)	13,588,455	$197,020,340
Net increase (decrease)	(15,052,229)	($240,431,909)	13,665,197	$198,321,998

Global Real Estate	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	31,707,847	$296,687,499	9,526,393	$113,846,888
Distributions reinvested	3,466,517	35,843,787	1,320,193	15,063,407
Repurchased	(1,596,250)	(15,630,663)	(4,407,616)	(52,862,115)
Net increase (decrease)	33,578,114	$316,900,623	6,438,970	$76,048,180

High Income	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	14,686,297	$132,551,795	5,820,135	$64,070,061
Distributions reinvested	5,441,978	49,563,239	2,072,989	22,119,587
Repurchased	(187,778)	(1,617,425)	(1,063,085)	(11,687,315)
Net increase (decrease)	19,940,497	$180,497,609	6,830,039	$74,502,333

High Yield	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	696,311	$6,622,045	1,731,776	$17,943,511
Distributions reinvested	466,824	4,385,088	374,824	3,820,526
Repurchased	(1,046,795)	(9,848,226)	(1,656,268)	(16,963,038)
Net increase (decrease)	116,340	$1,158,907	450,332	$4,800,999
Class NAV shares
Sold	15,104,482	$144,258,647	36,127,328	$371,263,509
Distributions reinvested	15,893,489	148,442,048	10,436,699	105,904,938
Repurchased	(15,317,361)	(143,061,749)	(3,393,446)	(35,301,505)
Net increase (decrease)	15,680,610	$149,638,946	43,170,581	$441,866,942
Net increase (decrease)	15,796,950	$150,797,853	43,620,913	$446,667,941

John Hancock Funds II
Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

Index 500	Year ended 8-31-08		Period ended 8-31-07[1]
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	94,248,083	$966,656,440	7,735,742	$81,347,762
Distributions reinvested	228,837	2,480,594	11,042	112,959
Repurchased	(785,384)	(8,129,050)	(15,471)	(164,315)
Net increase (decrease)	93,691,536	$961,007,984	7,731,313	$81,296,406

1	Period from 10-27-06 (commencement of operations) to 8-31-07.

International Equity Index	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	8,878,779	$184,866,624	4,199,279	$88,536,529
Distributions reinvested	973,901	22,613,981	477,334	9,656,472
Repurchased	(1,922,298)	(43,811,456)	(2,193,361)	(48,666,479)
Net increase (decrease)	7,930,382	$163,669,149	2,483,252	$49,526,522

International Opportunities	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	1,150,282	$22,400,700	774,797	$13,674,979
Distributions reinvested	242,229	4,704,082	12,044	210,053
Repurchased	(449,580)	(7,683,976)	(157,552)	(2,864,391)
Net increase (decrease)	942,931	$19,420,806	629,289	$11,020,641
Class NAV shares
Sold	14,856,302	$258,101,101	7,121,612	$127,039,719
Distributions reinvested	5,111,741	99,474,478	511,075	8,933,583
Repurchased	(3,869,863)	(83,940,128)	(2,365,190)	(44,453,744)
Net increase (decrease)	16,098,180	$273,635,451	5,267,497	$91,519,558
Net increase (decrease)	17,041,111	$293,056,257	5,896,786	$102,540,199

International Small Cap	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	323,611	$6,576,232	1,705,776	$39,483,733
Distributions reinvested	574,235	11,117,192	290,717	5,971,316
Repurchased	(1,221,799)	(24,324,310)	(466,680)	(10,228,024)
Net increase (decrease)	(323,953)	($6,630,886)	1,529,813	$35,227,025
Class NAV shares
Sold	5,212,179	$103,270,603	1,871,638	$41,177,768
Distributions reinvested	3,349,312	64,842,671	2,687,720	55,205,771
Repurchased	(5,082,986)	(93,717,967)	(6,382,317)	(154,507,946)
Net increase (decrease)	3,478,505	$74,395,307	(1,822,959)	($58,124,407)
Net increase (decrease)	3,154,552	$67,764,421	(293,146)	($22,897,382)

International Small Company	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	24,465,587	$242,874,346	4,479,563	$47,858,040
Distributions reinvested	2,258,402	23,735,806	142,824	1,485,367
Repurchased	(833,369)	(9,068,743)	(6,573,164)	(77,025,666)
Net increase (decrease)	25,890,620	$257,541,409	(1,950,777)	($27,682,259)

International Value	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	17,402,083	$364,303,204	1,322,833	$25,328,322
Distributions reinvested	1,688,787	33,184,656	671,707	12,413,151
Repurchased	(3,552,354)	(63,541,432)	(1,294,803)	(24,669,632)
Net increase (decrease)	15,538,516	$333,946,428	699,737	$13,071,841
Class NAV shares
Sold	16,864,902	$311,772,733	9,130,148	$173,324,628
Distributions reinvested	4,267,829	83,649,487	4,037,073	74,443,625
Repurchased	(8,697,693)	(158,842,966)	(5,019,354)	(100,607,697)
Net increase (decrease)	12,435,038	$236,579,254	8,147,867	$147,160,556
Net increase (decrease)	27,973,554	$570,525,682	8,847,604	$160,232,397

John Hancock Funds II
Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

Investment Quality Bond	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	1,466,981	$17,340,206	1,021,236	$11,972,047
Distributions reinvested	213,443	2,493,124	158,709	1,852,666
Repurchased	(749,209)	(8,821,520)	(460,220)	(5,382,723)
Net increase (decrease)	931,215	$11,011,810	719,725	$8,441,990
Class NAV shares
Sold	2,308,012	$27,265,056	2,300,517	$27,013,344
Distributions reinvested	597,685	6,973,371	452,189	5,273,536
Repurchased	(587,097)	(6,925,167)	(188,896)	(2,204,492)
Net increase (decrease)	2,318,600	$27,313,260	2,563,810	$30,082,388
Net increase (decrease)	3,249,815	$38,325,070	3,283,535	$38,524,378

Large Cap	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	411,068	$6,096,677	1,889,334	$31,381,392
Distributions reinvested	64,633	1,000,527	5,975	92,678
Repurchased	(456,311)	(6,901,587)	(136,889)	(2,238,827)
Net increase (decrease)	19,390	$195,617	1,758,420	$29,235,243
Class NAV shares
Sold	4,973,556	$73,113,718	8,044,087	$133,488,429
Distributions reinvested	837,069	12,957,836	463,113	7,182,882
Repurchased	(824,896)	(11,944,331)	(35,192)	(565,500)
Net increase (decrease)	4,985,729	$74,127,223	8,472,008	$140,105,811
Net increase (decrease)	5,005,119	$74,322,840	10,230,428	$169,341,054

Large Cap Value	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	341,878	$8,042,113	1,062,104	$26,272,941
Distributions reinvested	169,130	4,270,535	28,375	703,700
Repurchased	(606,248)	(14,638,101)	(637,635)	(16,149,763)
Net increase (decrease)	(95,240)	($2,325,453)	452,844	$10,826,878
Class NAV shares
Sold	11,927,399	$285,783,356	5,881,000	$147,425,132
Distributions reinvested	615,351	15,568,373	79,838	1,983,171
Repurchased	(206,976)	(5,185,839)	(278,132)	(7,646,247)
Net increase (decrease)	12,335,774	$296,165,890	5,682,706	$141,762,056
Net increase (decrease)	12,240,534	$293,840,437	6,135,550	$152,588,934

Mid Cap Index	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	5,219,379	$101,296,492	20,726,108	$415,874,261
Distributions reinvested	2,023,755	39,362,032	148,583	2,912,236
Repurchased	(9,402,930)	(176,834,064)	(10,039,477)	(215,246,486)
Net increase (decrease)	(2,159,796)	($36,175,540)	10,835,214	$203,540,011

Mid Cap Intersection	Year ended 8-31-08		Period ended 8-31-07[1]
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	3,844,674	$36,057,850	35,165,220	$353,015,606
Distributions reinvested	24,768	233,067	—	—
Repurchased	(10,405,894)	(93,281,027)	(316,301)	(3,288,504)
Net increase (decrease)	(6,536,452)	($56,990,110)	34,848,919	$349,727,102

1	Period from 5-1-07 (commencement of operations) to 8-31-07.

Mid Cap Stock	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	15,757,400	$306,404,980	960,440	$17,124,190
Distributions reinvested	1,085,372	20,871,703	323,891	5,383,070
Repurchased	(1,577,792)	(28,581,143)	(871,977)	(14,994,688)
Net increase (decrease)	15,264,980	$298,695,540	412,354	$7,512,572
Class NAV shares
Sold	2,636,705	$46,422,599	7,142,479	$129,608,890
Distributions reinvested	1,332,590	25,679,018	600,744	9,996,375
Repurchased	(2,678,510)	(47,554,360)	(749,907)	(14,363,978)
Net increase (decrease)	1,290,785	$24,547,257	6,993,316	$125,241,287
Net increase (decrease)	16,555,765	$323,242,797	7,405,670	$132,753,859

John Hancock Funds II
Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

Mid Cap Value	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	370,865	$6,735,493	843,108	$17,718,229
Distributions reinvested	302,597	5,843,149	232,425	4,648,507
Repurchased	(1,025,977)	(19,011,708)	(638,176)	(13,127,790)
Net increase (decrease)	(352,515)	($6,433,066)	437,357	$9,238,946
Class NAV shares
Sold	1,344,070	$26,489,785	5,056,349	$110,680,494
Distributions reinvested	515,821	9,955,338	128,234	2,563,422
Repurchased	(2,575,951)	(44,502,630)	(61,424)	(1,366,694)
Net increase (decrease)	(716,060)	($8,057,507)	5,123,159	$111,877,222
Net increase (decrease)	(1,068,575)	($14,490,573)	5,560,516	$121,116,168

Mid Cap Value Equity	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	2,057,746	$22,700,078	1,401,010	$14,976,201
Distributions reinvested	360,964	4,050,016	59,141	611,515
Repurchased	(4,530,658)	(47,687,646)	(327,297)	(3,896,220)
Net increase (decrease)	(2,111,948)	($20,937,552)	1,132,854	$11,691,496

Natural Resources	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	2,062,714	$87,283,264	1,024,519	$41,344,766
Distributions reinvested	868,598	33,701,605	110,329	3,900,147
Repurchased	(679,864)	(25,920,216)	(798,350)	(28,750,095)
Net increase (decrease)	2,251,448	$95,064,653	336,498	$16,494,818
Class NAV shares
Sold	3,690,294	$140,859,218	8,180,205	$291,532,246
Distributions reinvested	4,588,884	177,268,607	1,168,533	41,167,430
Repurchased	(11,259,043)	(453,278,620)	(11,526,262)	(460,846,911)
Net increase (decrease)	(2,979,865)	($135,150,795)	(2,177,524)	($128,147,235)
Net increase (decrease)	(728,417)	($40,086,142)	(1,841,026)	($111,652,417)

Optimized All Cap	Year ended 8-31-08[1]		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class A shares
Distributions reinvested	15,532	$163,396	685	$7,698
Net increase	15,532	$163,396	685	$7,698
Class B shares
Distributions reinvested	14,851	$155,938	280	$3,141
Net increase	14,851	$155,938	280	$3,141
Class C shares
Distributions reinvested	14,851	$155,938	280	$3,141
Net increase	14,851	$155,938	280	$3,141
Class I shares
Distributions reinvested	15,822	$166,606	859	$9,650
Net increase	15,822	$166,606	859	$9,650
Class NAV shares
Sold	9,766	$91,345	—	—
Repurchased	(2)	(19)	—	—
Net increase (decrease)	9,764	$91,326	—	—
Net increase (decrease)	70,820	$733,204	2,104	$23,630

1	Class NAV shares began operation on 6-12-08.

Real Estate Equity	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	6,133,942	$54,290,884	3,044,992	$36,200,187
Distributions reinvested	3,482,936	30,510,521	703,894	8,101,824
Repurchased	(2,090,951)	(18,247,879)	(5,258,219)	(65,978,590)
Net increase (decrease)	7,525,927	$66,553,526	(1,509,333)	($21,676,579)

Real Estate Securities	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	888,010	$12,848,527	1,700,692	$41,830,289
Distributions reinvested	1,568,067	22,062,707	4,621,957	86,754,141
Repurchased	(2,322,819)	(34,064,430)	(3,882,475)	(75,519,173)
Net increase (decrease)	133,258	$846,804	2,440,174	$53,065,257

John Hancock Funds II
Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

Real Return Bond	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	2,631,490	$37,196,669	478,649	$6,295,015
Distributions reinvested	94,211	1,297,783	50,068	653,154
Repurchased	(883,016)	(12,321,926)	(384,686)	(5,048,557)
Net increase (decrease)	1,842,685	$26,172,526	144,031	$1,899,612
Class NAV shares
Sold	12,324,983	$171,406,847	22,878,787	$298,698,002
Distributions reinvested	3,275,848	44,378,716	2,460,953	31,813,651
Repurchased	(29,962,600)	(422,056,008)	(4,019,436)	(52,642,293)
Net increase (decrease)	(14,361,769)	($206,270,445)	21,320,304	$277,869,360
Net increase (decrease)	(12,519,084)	($180,097,919)	21,464,335	$279,768,972

Small Cap	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	109,222	$1,355,161	61,796	$963,241
Distributions reinvested	15,039	202,429	—	—
Repurchased	(43,171)	(533,278)	(39,122)	(610,743)
Net increase (decrease)	81,090	$1,024,312	22,674	$352,498
Class NAV shares
Sold	1,595,262	$21,656,817	2,911,876	$45,235,524
Distributions reinvested	1,795,248	24,235,848	—	—
Repurchased	(3,559,430)	(41,780,724)	(9,412,869)	(150,924,715)
Net increase (decrease)	(168,920)	$4,111,941	(6,500,993)	($105,689,191)
Net increase (decrease)	(87,830)	$5,136,253	(6,478,319)	($105,336,693)

Small Cap Index	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	7,281,913	$95,271,856	2,604,866	$45,066,530
Distributions reinvested	1,093,047	14,635,895	301,054	5,027,596
Repurchased	(3,949,810)	(55,734,594)	(5,499,498)	(97,783,789)
Net increase (decrease)	4,425,150	$54,173,157	(2,593,578)	($47,689,663)

Small Cap Opportunities	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	125,630	$2,625,148	266,931	$6,517,864
Distributions reinvested	25,432	564,583	53,393	1,280,892
Repurchased	(275,966)	(5,831,206)	(158,586)	(3,901,915)
Net increase (decrease)	(124,904)	($2,641,475)	161,738	$3,896,841
Class NAV shares
Sold	1,169,243	$25,651,323	696,274	$17,063,145
Distributions reinvested	159,361	3,521,870	368,714	8,804,891
Repurchased	(4,459,806)	(91,274,688)	(2,137,165)	(54,427,134)
Net increase (decrease)	(3,131,202)	($62,101,495)	(1,072,177)	($28,559,098)
Net increase (decrease)	(3,256,106)	($64,742,970)	(910,439)	($24,662,257)

Small Company	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	75,548	$1,116,586	46,205	$794,825
Distributions reinvested	21,506	318,287	—	—
Repurchased	(94,100)	(1,364,410)	(126,691)	(2,171,378)
Net increase (decrease)	2,954	$70,463	(80,486)	($1,376,553)
Class NAV shares
Sold	959,772	$14,916,708	1,267,238	$21,484,026
Distributions reinvested	399,564	5,925,532	—	—
Repurchased	(2,556,386)	(36,621,889)	(1,420,528)	(25,991,283)
Net increase (decrease)	(1,197,050)	($15,779,649)	(153,290)	($4,507,257)
Net increase (decrease)	(1,194,096)	($15,709,186)	(233,776)	($5,883,810)

Small Company Growth	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	1,922,115	$23,486,340	9,408,432	$124,318,163
Distributions reinvested	392,397	5,101,160	117,039	1,393,929
Repurchased	(4,108,566)	(48,292,869)	(279,058)	(3,781,747)
Net increase (decrease)	(1,794,054)	($19,705,369)	9,246,413	$121,930,345

John Hancock Funds II
Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

Small Company Value	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	425,108	$10,367,054	336,822	$8,639,569
Distributions reinvested	255,329	6,117,691	106,036	2,645,608
Repurchased	(897,829)	(21,630,872)	(1,136,528)	(29,046,918)
Net increase (decrease)	(217,392)	($5,146,127)	(693,670)	($17,761,741)
Class NAV shares
Sold	5,278,186	$129,413,982	2,312,549	$60,143,382
Distributions reinvested	666,813	15,956,842	184,446	4,596,397
Repurchased	(1,513,362)	(34,661,177)	(260,041)	(7,091,324)
Net increase (decrease)	4,431,637	$110,709,647	2,236,954	$57,648,455
Net increase (decrease)	4,214,245	$105,563,520	1,543,284	$39,886,714

Spectrum Income	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	13,273,163	$138,241,427	19,790,247	$208,019,793
Distributions reinvested	6,049,043	62,579,710	3,740,072	38,987,693
Repurchased	(6,925,199)	(71,834,426)	(4,753,186)	(50,541,537)
Net increase (decrease)	12,397,007	$128,986,711	18,777,133	$196,465,949

Strategic Bond	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	556,950	$6,212,997	1,055,066	$12,577,465
Distributions reinvested	231,353	2,551,211	198,759	2,346,726
Repurchased	(1,014,889)	(11,331,727)	(918,020)	(10,881,824)
Net increase (decrease)	(226,586)	($2,567,519)	335,805	$4,042,367
Class NAV shares
Sold	6,810,526	$75,735,385	12,885,694	$153,358,252
Distributions reinvested	2,482,165	27,235,607	1,494,094	17,589,329
Repurchased	(1,097,763)	(12,219,494)	(567,651)	(6,754,090)
Net increase (decrease)	8,194,928	$90,751,498	13,812,137	$164,193,491
Net increase (decrease)	7,968,342	$88,183,979	14,147,942	$168,235,858

Strategic Income	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	6,056,951	$62,238,941	13,521,665	$136,051,831
Distributions reinvested	1,759,699	17,879,553	1,271,380	12,664,623
Repurchased	(3,586,424)	(36,888,368)	(739,348)	(7,433,421)
Net increase (decrease)	4,230,226	$43,230,126	14,053,697	$141,283,033

Total Bond Market	Year ended 8-31-08		Period ended 8-31-07[1]
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	754,386	$7,594,078	5,274,108	$52,752,211
Distributions reinvested	268,665	2,693,946	173,216	1,721,518
Repurchased	(447,122)	(4,518,245)	(97,420)	(968,055)
Net increase (decrease)	575,929	$5,769,779	5,349,904	$53,505,674

1	Period from 10-27-06 (commencement of operations) to 8-31-07.

Total Return	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	2,779,974	$39,581,279	1,461,759	$20,131,423
Distributions reinvested	509,528	7,109,493	362,592	4,966,012
Repurchased	(1,094,830)	(15,460,119)	(1,245,697)	(17,073,693)
Net increase (decrease)	2,194,672	$31,230,653	578,654	$8,023,742
Class NAV shares
Sold	32,951,371	$469,282,831	28,155,152	$385,995,030
Distributions reinvested	6,233,014	86,736,804	3,705,780	50,609,975
Repurchased	(21,661,987)	(305,257,691)	(5,758,511)	(78,833,586)
Net increase (decrease)	17,522,398	$250,761,944	26,102,421	$357,771,419
Net increase (decrease)	19,717,070	$281,992,597	26,681,075	$365,795,161

John Hancock Funds II
Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

U.S. Government Securities	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	702,490	$9,340,868	580,345	$7,852,313
Distributions reinvested	137,722	1,815,027	147,423	1,988,057
Repurchased	(838,128)	(11,053,093)	(679,186)	(9,183,312)
Net increase (decrease)	2,084	$102,802	48,582	$657,058
Class NAV shares
Sold	3,027,126	$39,911,495	2,754,413	$37,331,587
Distributions reinvested	501,472	6,587,552	598,778	8,059,704
Repurchased	(2,392,604)	(32,368,008)	(3,717,936)	(50,520,418)
Net increase (decrease)	1,135,994	$14,131,039	(364,745)	($5,129,127)
Net increase (decrease)	1,138,078	$14,233,841	(316,163)	($4,472,069)

U.S. High Yield Bond	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	297,885	$3,688,570	276,207	$3,655,440
Distributions reinvested	28,885	358,026	17,230	226,325
Repurchased	(195,305)	(2,441,024)	(86,471)	(1,142,483)
Net increase (decrease)	131,465	$1,605,572	206,966	$2,739,282
Class NAV shares
Sold	11,247,562	$139,912,495	7,130,519	$94,644,114
Distributions reinvested	2,619,456	32,452,809	1,855,247	24,337,639
Repurchased	(1,039,574)	(12,566,762)	(580,754)	(7,773,806)
Net increase (decrease)	12,827,444	$159,798,542	8,405,012	$111,207,947
Net increase (decrease)	12,958,909	$161,404,114	8,611,978	$113,947,229

U.S. Multi Sector	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	22,493,175	$234,251,665	27,382,475	$305,886,028
Distributions reinvested	6,562,310	71,135,437	1,725,150	18,821,383
Repurchased	(70,277,801)	(703,950,476)	(11,939,855)	(137,248,940)
Net increase (decrease)	(41,222,316)	($398,563,374)	17,167,770	$187,458,471

Value	Year ended 8-31-08		Period ended 8-31-07[1]
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	1,805,557	$18,416,383	1,218,509	$13,203,226
Distributions reinvested	90,767	966,663	693	7,330
Repurchased	(399,154)	(4,683,624)	(446)	(4,748)
Net increase (decrease)	1,497,170	$14,699,422	1,218,756	$13,205,808

1	Period from 10-27-06 (commencement of operations) to 8-31-07.

Value & Restructuring	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	18,834,284	$235,755,849	5,649,370	$70,769,005
Distributions reinvested	573,768	7,516,364	361,835	4,302,224
Repurchased	(2,585,605)	(33,492,448)	(2,178,133)	(29,533,506)
Net increase (decrease)	16,822,447	$209,779,765	3,833,072	$45,537,723

Vista	Year ended 8-31-08		Year ended 8-31-07
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	723,978	$9,389,356	1,487,006	$17,382,107
Distributions reinvested	856,933	12,751,169	—	—
Repurchased	(4,312,417)	(58,470,375)	(1,140,710)	(15,924,184)
Net increase (decrease)	(2,731,506)	($36,329,850)	346,296	$1,457,923

John Hancock Funds II
Notes to Financial Statements

8.  PURCHASES AND SALES OF SECURITIES The following summarizes the securities transactions (except for short-term investments) for the Funds for the period ended August 31, 2008:

	PURCHASES		SALES AND MATURITIES
FUND	U.S. GOVERNMENT	OTHER ISSUERS	U.S. GOVERNMENT	OTHER ISSUERS
Absolute Return	—	$3,264,162	—	$2,378,401
Active Bond	$1,271,257,252	245,959,340	$1,234,606,807	157,204,218
All Cap Core	—	1,685,423,686	—	1,390,242,674
All Cap Growth	—	147,437,081	—	139,159,580
All Cap Value	—	74,551,931	—	71,074,648
American Diversified Growth & Income	—	1,029,751	—	70
American Fundamental Holdings	—	1,030,260	—	70
American Global Diversification	—	1,029,828	—	69
Blue Chip Growth	—	1,377,262,683	—	860,623,264
Capital Appreciation	—	1,239,970,439	—	798,324,060
Core Bond	961,894,837	208,020,891	1,019,781,735	162,202,343
Core Equity	—	556,313,134	—	359,622,936
Emerging Growth	—	87,366,314	—	110,021,488
Emerging Markets Value	—	248,991,936	—	67,622,733
Emerging Small Company	—	101,837,676	—	71,577,851
Equity-Income	—	435,196,790	—	268,539,074
Fundamental Value	—	905,336,072	—	177,864,630
Global Bond	2,452,993,639	6,868,303,272	2,477,363,026	7,934,573,586
Global Real Estate	—	638,855,102	—	359,751,595
High Income	—	374,685,845	—	208,516,947
High Yield	—	1,035,542,648	81,162	886,331,991
Index 500	—	965,499,810	—	8,961,922
International Equity Index	—	179,649,018	—	46,567,663
International Opportunities	—	1,026,863,867	—	881,575,318
International Small Cap	—	112,644,666	—	132,954,718
International Small Company	—	271,887,895	—	34,381,381
International Value	—	805,792,105	—	317,261,485
Investment Quality Bond	32,518,518	143,127,288	27,218,363	107,076,478
Large Cap	—	276,903,979	—	210,000,433
Large Cap Value	—	663,193,722	—	383,473,578
Mid Cap Index	—	167,692,147	—	220,373,174
Mid Cap Intersection	—	249,543,303	—	306,501,610
Mid Cap Stock	—	1,046,600,034	—	813,292,754
Mid Cap Value	—	84,924,430	—	115,263,745
Mid Cap Value Equity	—	63,051,892	—	86,670,217
Natural Resources	—	255,165,434	—	495,571,845
Optimized All Cap	—	10,341,277	—	10,170,786
Real Estate Equity	—	114,557,916	—	67,697,930
Real Estate Securities	—	89,988,770	—	108,861,983
Real Return Bond	13,118,357,290	267,431,338	12,953,573,228	102,667,767
Small Cap	—	145,118,025	—	159,717,948
Small Cap Index	—	107,843,117	—	68,166,884
Small Cap Opportunities	—	138,553,592	—	202,730,196
Small Company	—	118,499,996	—	140,792,637
Small Company Growth	—	72,776,234	—	102,308,422
Small Company Value	—	181,291,563	—	104,424,644
Spectrum Income	287,798,155	469,680,426	299,792,265	367,790,162
Strategic Bond	649,998,106	202,487,834	764,917,434	111,725,219
Strategic Income	39,084,007	231,687,055	37,083,778	204,007,679
Total Bond Market	45,056,587	12,875,459	45,868,315	6,702,861
Total Return	1,929,844,063	1,303,265,854	1,928,073,935	604,960,570
U.S. Government Securities	139,198,689	11,633,059	119,820,233	2,440,720
U.S. High Yield Bond	—	400,423,449	53,115	251,123,928
U.S. Multi Sector	—	1,091,320,214	—	1,511,141,291
Value	—	27,251,708	—	13,764,685
Value & Restructuring	—	251,613,313	—	67,538,016
Vista Fund	—	232,167,258	—	279,799,847

John Hancock Funds II
Notes to Financial Statements

9.  INVESTMENT IN AFFILIATED UNDERLYING FUNDS The Absolute Return Portfolio invests primarily in affiliated underlying Funds that are managed by affiliates of the Adviser. The Fund does not invest in the affiliated underlying Funds for the purpose of exercising management or control; however, the Fund’s investment may represent a significant portion of each underlying Fund’s net assets. For the year ended August 31, 2008, the Absolute Return Portfolio did not hold 5% or more of any of the underlying Funds’ net assets.

10. SUBSEQUENT EVENT

Cessation of Operations and Significant Redemptions  On September 26, 2008, the Board of Trustees voted to liquidate Emerging Growth and Small Cap Funds. On October 24, 2008, Class 1 of Emerging Growth Fund was fully redeemed. Additionally, on October 24 and 27, 2008, Class 1 and Class NAV of Small Cap Fund, respectively, were fully redeemed.

Furthermore, Class 1 of Small Company Fund was fully redeemed on October 24, 2008.

John Hancock Funds II

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Funds II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds (identified in Note 1) comprising John Hancock Funds II (“the Trust”) at August 31, 2008, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian, transfer agents, and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 30, 2008

John Hancock Funds II
Federal Tax Information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended August 31, 2008.

LONG TERM CAPITAL GAINS  The Funds below have designated the following amounts as capital gain dividends paid during the year.

FUND	Capital Gains
Absolute Return	$33,218
Active Bond	—
All Cap Core	3,995,859
All Cap Growth	7,048,943
All Cap Value	21,933,631
American Diversified Growth & Income	—
American Fundamental Holdings	—
American Global Diversification	—
Blue Chip Growth	224,978
Capital Appreciation	—
Core Bond	—
Core Equity	12,527,721
Emerging Growth	8,950,515
Emerging Markets Value	—
Emerging Small Company	—
Equity-Income	41,991,685
Fundamental Value	7,969,498
Global Bond	4,490,207
Global Real Estate	4,807,187
High Income	4,519,804
High Yield	4,440,144
Index 500	440,461
International Equity Index	9,864,410
International Opportunities	48,677,774
International Small Cap	54,644,506
International Small Company	6,060,030
International Value	69,502,776
Investment Quality Bond	—
Large Cap	3,859,801
Large Cap Value	$8,031,102
Mid Cap Index	21,697,544
Mid Cap Intersection	—
Mid Cap Stock	20,506,411
Mid Cap Value	7,903,170
Mid Cap Value Equity	1,556,380
Natural Resources	193,158,194
Optimized All Cap	25,979
Real Estate Equity	7,512,176
Real Estate Securities	15,773,539
Real Return Bond	—
Small Cap	19,965,639
Small Cap Index	10,517,153
Small Cap Opportunities	849,362
Small Company	4,800,453
Small Company Growth	3,730,653
Small Company Value	18,071,903
Spectrum Income	10,201,255
Strategic Bond	—
Strategic Income	—
Total Bond Market	—
Total Return	—
U.S. Government Securities	—
U.S. High Yield Bond	109,905
U.S. Multi Sector	30,744,288
Value	—
Value & Restructuring	—
Vista	10,280,477

DIVIDEND RECEIVED DEDUCTION  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the Fund’s fiscal 2008 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

FUND	Dividend Received Deduction
Absolute Return	9.59%
Active Bond	0.00%
All Cap Core	100.00%
All Cap Growth	100.00%
All Cap Value	100.00%
American Diversified Growth & Income	100.00%
American Fundamental Holdings	87.38%
American Global Diversification	37.21%
Blue Chip Growth	100.00%
Capital Appreciation	100.00%
Core Bond	0.00%
Core Equity	100.00%
Emerging Growth	5.76%
Emerging Markets Value	0.00%
Emerging Small Company	0.00%
Equity-Income	85.69%
Fundamental Value	100.00%
Global Bond	0.00%
Global Real Estate	33.28%
High Income	0.00%
High Yield	0.00%
Index 500	100.00%
International Equity Index	1.84%
International Opportunities	0.00%
International Small Cap	2.18%
International Small Company	0.00%
International Value	0.00%
Investment Quality Bond	0.00%
Large Cap	88.49%
Large Cap Value	100.00%
Mid Cap Index	44.03%
Mid Cap Intersection	100.00%
Mid Cap Stock	35.04%
Mid Cap Value	91.10%
Mid Cap Value Equity	100.00%
Natural Resources	20.06%
Optimized All Cap	99.82%
Real Estate Equity	1.18%
Real Estate Securities	0.00%
Real Return Bond	0.00%

John Hancock Funds II
Federal Tax Information (Unaudited)

FUND	DIVIDEND RECEIVED DEDUCTION
Small Cap	94.49%
Small Cap Index	48.51%
Small Cap Opportunities	53.53%
Small Company	0.00%
Small Company Growth	100.00%
Small Company Value	100.00%
Spectrum Income	8.13%
Strategic Bond	1.19%
Strategic Income	0.00%
Total Bond Market	0.00%
Total Return	0.00%
U.S. Government Securities	0.00%
U.S. High Yield Bond	0.00%
U.S. Multi Sector	100.00%
Value	48.28%
Value & Restructuring	100.00%
Vista	34.92%

FOREIGN TAX CREDITS  As of August 31, 2008, the Funds below have designated the following amounts as foreign tax credits, which represent taxes paid on income derived from foreign sources.

FUND	Foreign tax Credit
Emerging Markets Value	$1,482,557
Global Real Estate	859,042
International Equity Index	1,204,297
International Opportunities	1,469,226
International Small Cap	1,127,917
International Small Company	575,745
International Value	5,964,371

QUALIFIED DIVIDEND INCOME  The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2008.

Shareholders will be mailed a 2008 U.S. Treasury Department Form 1099-DIV in January 2009. This will reflect the total of all distributions that are taxable for calendar year 2008.

John Hancock Funds II
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees (unaudited)

This section describes the evaluation by the Board of Trustees of the Advisory Agreement (the “Advisory Agreement”) and each of the Subadvisory Agreements and the Sub-Subadvisory Agreements (collectively, the “Subadvisory Agreements”) for each of the portfolios (the “Funds”) of John Hancock Funds II (the “Trust”) discussed in this annual report except those noted below.

The Advisory Agreement and Subadvisory Agreements for the following portfolios were not being considered for renewal at this time since each of these Funds commenced operations on or after December 27, 2007:

1.	Wellington Management Company

A.	Core Allocation Plus Fund

2.	MFC Global Investment Management (U.S.A.) Limited

A.	Retirement Distribution Portfolio

B.	Retirement Rising Distribution Portfolio

Evaluation by the Board of Trustees

The Board, including the Independent Trustees, is responsible for selecting the Trust’s adviser, John Hancock Investment Management Services, LLC (the “Adviser” or “JHIMS”), approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust and approving the Trust’s advisory and subadvisory (and any sub-subadvisory) agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1.	the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Funds;

2.	the investment performance of the Funds and their subadvisers;

3.	the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

4.	the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5.	comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arm’s-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

Approval of Advisory Agreement

At its meeting on May 30, 2008, the Board, including all the Independent Trustees, approved the Advisory Agreement.

In approving the renewal of the Advisory Agreement, and with reference to the factors that it regularly considers, the Board:

(1)–(a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’s oversight and monitoring of the subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’s personnel,

(b) considered JHIMS’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments, and

(c) considered JHIMS’s administrative capabilities, including its ability to supervise the other service providers for the Funds and concluded that JHIMS may reasonably be expected to continue to perform its services under the Advisory Agreement with respect to the Funds;

(2) reviewed the investment performance of each of the Funds; the comparative performance of their respective benchmarks, comparable funds (i.e., funds having approximately the same investment objective), if any; and JHIMS’s analysis of such performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds; and concluded that each of the Funds has generally performed well or within a range that the Board deemed competitive except as discussed in Appendix A and in such cases, that appropriate action is being taken to address performance, if necessary, or that such performance is reasonable in light of all factors considered, and that JHIMS may reasonably be expected to continue ably to monitor the performance of the Funds and each of their subadvisers;

(3) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded (i) that to the extent that Funds have subadvisory fees with breakpoints, those breakpoints are reflected as breakpoints in the advisory fees for Funds, (ii) that all Funds with a subadviser that is not affiliated with the Adviser have subadvisory fees which are the product of arm’s-length negotiations between the Adviser and the subadviser and which in many, but not all, cases contain breakpoints, and (iii) that, although economies of scale cannot be measured with precision, these arrangements permit shareholders of Funds with advisory fee breakpoints to benefit from economies of scale if those Funds grow;

(4)–(a) reviewed the financial statements of JHIMS and considered an analysis presented by JHIMS regarding the net profitability to JHIMS of each Fund,

(b) reviewed the profitability of the JHIMS’s relationship with each Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether JHIMS has the financial ability to continue to provide a high level of services to the Fund,

(c) considered that JHIMS derives reputational and other indirect benefits from providing advisory services to the Funds, and

(d) noted that JHIMS pays the subadvisory fees out of the advisory fees JHIMS receives from the Funds and concluded that the advisory fees paid by the Trust with respect to the Funds are not unreasonable in light of such information; and

(5) reviewed comparative information with respect to the advisory fee rates and concluded that the Trust’s advisory fees are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory fee structure. The Board also noted that JHIMS is currently waiving fees and/or reimbursing expenses with respect to certain of the Funds and that the Adviser pays the subadvisory fees of the Funds. The Board also took into account the level and quality

John Hancock Funds II
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees (unaudited)

of services provided by JHIMS with respect to the Funds, as well as the other factors considered.

In addition, in the case of the Absolute Return Portfolio (a “Fund of Funds”), the Trustees reviewed the advisory fee to be paid to the Adviser for each Fund of Funds and concluded that the advisory fee to be paid to the Adviser with respect to each Fund of Funds is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios of the Fund of Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund of Funds and those of its underlying portfolios.

Additional information that the Board considered in approving the Advisory Agreement is set forth in Appendix A.

Approval of Subadvisory Agreements

At its meeting on May 30, 2008, the Board, including all the Independent Trustees, renewed and approved the Subadvisory Agreements.

In making its determination with respect to the factors that its considers, the Board reviewed:

(1)	information relating to each subadviser’s business, which may include information such as: business performance, assets under management and personnel;

(2)	the historical and current performance of the Fund and comparative performance information relating to the Fund’s benchmark and comparable funds;

(3)	the subadvisory fee for each Fund and comparative fee information; and

(4)	information relating to the nature and scope of Material Relationships and their significance to the Trust’s adviser and unaffiliated subadvisers.

The Board noted that in the case of each sub-subadvisory agreement, that the sub-subadvisory fee would be paid by the subadviser out of the subadvisory fee and would not be an expense of the Fund.

The Board’s decision to approve each Subadvisory Agreement was based on a number of determinations, including the following:

(1)	The subadviser has extensive experience and demonstrated skills as a manager;

(2)	Although not without variation, the current and historical performance of each Fund managed by a subadviser has generally been in line with or outperformed the current and historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that appropriate action was being taken to address such Funds’ performance, if necessary, or that performance was reasonable in light of all factors considered);

(3)	The subadvisory fees are generally competitive within the range of industry norms and, with respect to each subadviser that is not affiliated with the Adviser, are a product of arm’s-length negotiation between the Adviser and the subadviser;

(4)	With respect to those Funds that have subadvisory fees that contain breakpoints, such breakpoints are reflected as breakpoints in the advisory fees for the Funds in order to permit shareholders to benefit from economies of scale if those Funds grow; and

(5)	The Material Relationships consist of arrangements in which unaffiliated subadvisers or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s adviser or its affiliates, which may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans, and which in no case contained elements which would cause the Board to conclude that approval of the subadvisory agreement with the subadviser would be inappropriate. See (6) below for information relating to the business arrangement between the Trust’s Adviser and Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”). See (7) below for information relating to the business arrangement between the parent company of the Trust’s Adviser and the parent company of Independence Investments LLC.

(6)	As a part of the overall business arrangement between the Adviser and GMO under which the Adviser has obtained exclusive rights to certain GMO investment management services for up to five years, the Adviser has agreed that under certain circumstances it (and not the Trust or the particular Fund) will pay GMO a specified amount (up to $25 million in the aggregate for all portfolios subadvised by GMO (the “GMO Funds”)) if the subadvisory agreement with respect to the GMO Funds is terminated within a five year period from the date of its effectiveness.

The Adviser has also agreed that, subject to its fiduciary duties as an investment adviser to each of the GMO Funds and its shareholders, it will not recommend to the Board of Trustees to terminate the subadvisory agreement with respect to any of the GMO Funds or to reduce any of the fees payable thereunder to GMO for a five year period from the date of effectiveness of the agreement. The Trust is not a party to any of these arrangements, and they are not binding upon the Trust, the GMO Funds or the Board of Trustees. However, these arrangements present certain conflicts of interest because the Adviser has a financial incentive to support the continuation of GMO subadvisory agreements for as long as the termination provisions described above remain in effect. In approving the Advisory Agreement and the subadvisory agreement with respect to each of the GMO Funds, the Board of Trustees, including the Independent Trustees, was aware of and considered these potential conflicts of interest, including any financial obligations of the Adviser to GMO.

The Board concluded that, notwithstanding the potential conflicts of interest, approval of the Advisory Agreement and the subadvisory agreements with GMO is in the best interests of shareholders and contract owners in view of (i) the Adviser’s fiduciary duty and the Board’s fiduciary duty and ability to monitor potential conflicts, (ii) the benefits to shareholders and contract owners generally expected from the exclusive rights to certain GMO investment management services obtained by the Adviser for the benefit of certain Funds of the Trust and other John Hancock funds and (iii) the benefits to such Funds of the Trust expected from the subadvisory services of GMO.

(7)	Independence Investments LLC (“New Independence”), a subsidiary of Convergent Capital Management LLC (“Convergent”), is the subadviser to the Small Cap Fund (the “Independence Fund”). New Independence replaced Independence Investment LLC (“Old Independence”), a subsidiary of Manulife Financial Corporation (“MFC”), as subadviser to the Fund on May 31, 2006. New Independence is the successor to substantially all of the business operations of Old Independence and assumed substantially all the assets and certain of the liabilities of Old Independence pursuant to an agreement between Old Independence, New Independence, the parent of Convergent and a subsidiary of MFC.

In consideration for the transfer of assets and liabilities of Old Independence to New Independence as described above, Convergent paid MFC a specified amount at closing. MFC will also receive additional consideration on certain anniversary dates of the closing to the extent the revenue received by New Independence from the management of proprietary accounts of MFC and its affiliates or accounts for which MFC or its affiliates act as investment adviser, including the Independence Fund, meet certain revenue targets. Consequently, while these contingent payments are not dependent upon the approval or continuation of the subadvisory agreements with respect to the Independence Fund, the revenues earned by New Independence as a result of its subadvisory relationship with the Independence Fund would count towards the revenue target necessary for MFC to earn the contingent payments. Nothing in the arrangements between MFC and Convergent imposes

John Hancock Funds II
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees (unaudited)

any limitations upon the rights of the Adviser, the Independence Fund’s adviser, to recommend termination of the subadvisory agreements with New Independence. However, these arrangements present certain conflicts of interest because MFC, as the ultimate parent entity of the Adviser, has a financial incentive to influence the Adviser to support the continuation of the subadvisory agreements with New Independence for the periods for which contingent payments may be made to MFC. The Board concluded that, notwithstanding the potential conflicts of interest, approval of the Advisory Agreement and the subadvisory agreement with New Independence is in the best interests of shareholders.

In addition, in the case of the Fund of Funds, the Trustees reviewed the subadvisory fee to be paid to the subadviser for each Fund of Funds and concluded that the subadvisory fee to be paid to the subadviser with respect to each Fund of Funds is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreements for the underlying portfolios of the Fund of Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund of Funds and those of its underlying portfolios.

Additional information that the Board considered for a particular Fund is set forth in Appendix A.

John Hancock Funds II
Appendix A to Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

PORTFOLIO (SUBADVISER)	Performance of Fund as of March 31, 2008	Fees and Expenses	Other Comments
500 Index Fund (MFC Global Investment Management (U.S.A.) Limited)	The Fund underperformed the benchmark index over the one- year period. The Fund underperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are lower than the peer group median.
Advisory fees for this Fund are higher than the peer group median.
Total expenses for this Fund are higher than the peer group median.

The Board noted that performance of the Fund is within the expected tracking error guidelines gross of fees over all available time periods. The Board also noted the relatively small range among returns within the Fund’s peer group.
The Board also took into account management’s discussion of the Fund’s expenses, including the advisory / subadvisory fee structure.

Absolute Return Portfolio (MFC Global Investment Management (U.S.A.) Limited)	The Fund underperformed the benchmark index over the one-year period. The Fund outperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are higher than the peer group median.
Advisory fees for this Fund are lower than the peer group median.
Total expenses for this Fund are higher than the peer group median.

The Board noted that the Fund outperformed the peer group average during the first five months of 2008.
While total expenses are higher than the peer group median, the Board noted that the Fund is subject to a voluntary fee waiver which reduces certain expenses of the Fund. The Board also took into account management’s discussion of the Fund’s expenses.

Active Bond Fund (Declaration Management & Research LLC) (MFC Global Investment Management (U.S.), LLC)	The Fund underperformed the benchmark index over the one- year period. The Fund underperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are lower than the peer group median.
Advisory fees for this Fund are modestly higher than the peer group median.
Total expenses for this Fund are slightly higher than the peer group median.

The Board took into account management’s discussion of the factors that contributed to the Fund’s performance, including the subadviser’s investment style and current market conditions.
The Board took into account management’s discussion of the Fund’s expenses, including the advisory / subadvisory fee structure.
The Board also noted that that the Fund had only recently commenced operations and took into account the relatively limited performance history of the Fund.

All Cap Core Fund (Deutsche Asset Management, Inc.)	The Fund underperformed the benchmark index over the one-year period. The Fund underperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are equal to the peer group median.
Advisory fees for this Fund are slightly lower than the peer group median.
Total expenses for this Fund are lower than the peer group median.

The Board took into account management’s discussion of the factors that contributed to the Fund’s more recent performance, including the subadviser’s investment style and current market conditions.
The Board also noted that that the Fund had only recently commenced operations and took into account the relatively limited performance history of the Fund.

John Hancock Funds II
Appendix A to Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

PORTFOLIO (SUBADVISER)	Performance of Fund as of March 31, 2008	Fees and Expenses	Other Comments
All Cap Growth Fund (AIM Capital Management, Inc.)	The Fund underperformed the benchmark index over the one-year period. The Fund underperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are equal to the peer group median.
Advisory fees for this Fund are slightly higher than the peer group median.
Total expenses for this Fund are modestly lower than the peer group median.

The Board noted that a new portfolio manager assumed responsibility for the Fund in February 2008; therefore, the Fund’s long term performance reflects the performance of the previous portfolio manager.
The Board requested that management monitor this Fund closely due to the change in the portfolio manager.

All Cap Value Fund (Lord, Abbett & Co.)	The Fund outperformed the benchmark index over the one-year period. The Fund outperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are slightly lower than the peer group median.
Advisory fees for this Fund are slightly lower than the peer group median.
Total expenses for this Fund are lower than the peer group median.

Blue Chip Growth Fund (T. Rowe Price Associates, Inc.)	The Fund outperformed the benchmark index over the one-year period. The Fund underperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are slightly lower than the peer group median.
Advisory fees for this Fund are slightly higher than the peer group median.
Total expenses for this Fund are slightly higher than the peer group median.

The Board noted that the Fund is subject to a voluntary fee waiver, which reduces certain expenses of the Fund.
The Board noted that although the advisory fees and total expenses of the Fund are slightly higher than the peer group median, the overall performance of the Fund and the Blue Chip Growth Trust, a fund managed by the subadviser in a style similar to the Fund has been favorable.

Capital Appreciation Fund (Jennison Associates LLC)	The Fund underperformed the benchmark index the one-year period. The Fund underperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are modestly lower than the peer group median.
Advisory fees for this Fund are slightly higher than the peer group median.
Total expenses for this Fund are slightly lower than the peer group median.

The Board took into account management’s discussion of the Fund’s more recent performance.
The Board also noted that that the Fund had only recently commenced operations and took into account the relatively limited performance history of the Fund.

John Hancock Funds II
Appendix A to Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

PORTFOLIO (SUBADVISER)	Performance of Fund as of March 31, 2008	Fees and Expenses	Other Comments
Core Bond Fund (Wells Capital Management, Incorporated)	The Fund underperformed the benchmark index over the one-year period. The Fund outperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are lower than the peer group median.
Advisory fees for this Fund are modestly higher than the peer group median.
Total expenses for this Fund are slightly higher than the peer group median.

The Board noted that there was a portfolio manager change in February 2007.
The Board took into account management’s discussion of the Fund’s expenses, including the advisory / subadvisory fee structure.
The Board also noted that that the Fund had only recently commenced operations and took into account the relatively limited performance history of the Fund.

Core Equity Fund (Legg Mason Funds Management, Inc.)	The Fund underperformed the benchmark index over the one-year period. The Fund underperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are equal to the peer group median.
Advisory fees for this Fund are modestly higher than the peer group median.
Total expenses for this Fund are slightly higher than the peer group median.

The Board took into account management’s discussion of the factors that contributed to the Fund’s performance, including the subadviser’s investment style and current market conditions as well as the favorable long term performance over the ten- and fifteen-year periods of a mutual fund managed in a similar style by Legg Mason.
The Board requested that management continue to closely monitor performance and if it does not improve in the near future to discuss with the Board proposals to remedy the underperformance.

Emerging Growth Fund (MFC Global Investment Management (U.S.), LLC)	The Fund underperformed the benchmark index over the one- year period. The Fund underperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are lower than the peer group median.
Advisory fees for this Fund are slightly lower than the peer group median.
Total expenses for this Fund are lower than the peer group median.

The Board noted that a new portfolio manager assumed responsibility for the Fund in April 2006. The Board noted that the Fund continues to underperform. The Board requested management to provide a specific recommendation to address the Fund’s underperformance.

Emerging Markets Value Fund (Dimensional Fund Advisors)	See “Other Comments.”
Subadvisory fees for this Fund are modestly lower than the peer group median.
Advisory fees for this Fund are slightly lower than the peer group median.
Total expenses for this Fund are modestly lower than the peer group median.

The Fund recently commenced operations on May 1, 2007 and has limited performance history. In reviewing the Fund, the Board considered this limited performance history and also took into account the favorable long term performance over the one-, three-, and five-year periods of a mutual fund managed in a similar style by Dimensional Fund Advisors.

John Hancock Funds II
Appendix A to Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

PORTFOLIO (SUBADVISER)	Performance of Fund as of March 31, 2008	Fees and Expenses	Other Comments
Emerging Small Company Fund (RCM)	The Fund underperformed the benchmark index over the one-year period. The Fund outperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are equal to the peer group median.
Advisory fees for this Fund are slightly higher than the peer group median.
Total expenses for this Fund are slightly lower than the peer group median.
The Board requested that management continue to closely monitor the Fund’s performance.
Equity-Income Fund (T. Rowe Price Associates, Inc.)	The Fund outperformed the benchmark index over the one-year period. The Fund outperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are slightly higher than the peer group median.
Advisory fees for this Fund are modestly higher than the peer group median.
Total expenses for this Fund are slightly higher than the peer group median.

The Board noted that although the advisory fees of the Fund are modestly higher than the peer group median and the total expenses of the Fund are slightly higher than the peer group median, the overall performance of the Fund has been favorable.
The Board also took into account management’s discussion of the Fund’s expenses, including the advisory / subadvisory fee structure.
The Board noted that the Fund is subject to a voluntary fee waiver which reduces certain expenses of the Fund.

Fundamental Value Fund (Davis Selected Advisers, L.P.)	The Fund outperformed the benchmark index over the one-year period. The Fund outperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are equal to the peer group median.
Advisory fees for this Fund are slightly higher than the peer group median.
Total expenses for this Fund are slightly higher than the peer group median.

The Board noted although the advisory fees and total expenses of the Fund are slightly higher than the peer group median, the overall performance of the Fund has been favorable.
The Board also took into account management’s discussion of the Fund’s expenses, including the advisory / subadvisory fee structure.

Global Asset Allocation Fund (Wellington Management Company, LLP)	None	Subadvisory fees for this Fund were higher than its peer group median. Advisory fees for this Fund were higher than its peer group median.	The Board noted that the Fund has not yet commenced operations. The Board further noted that Wellington manages several JHT funds and it is generally satisfied with the performance of those funds.

John Hancock Funds II
Appendix A to Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

PORTFOLIO (SUBADVISER)	Performance of Fund as of March 31, 2008	Fees and Expenses	Other Comments
Global Bond Fund (Pacific Investment Management Company)	The Fund underperformed the benchmark index over the one-year period. The Fund outperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are equal to the peer group median.
Advisory fees for this Fund are slightly lower than the peer group median.
Total expenses for this Fund are slightly lower than the peer group median.
The Board noted that although the Fund underperformed its benchmark index over the one- year period, it outperformed the Morningstar Category Average over this period.
Global Real Estate Fund (Deutsche Asset Management, Inc.)	The Fund underperformed the benchmark index over the one-year period. The Fund underperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are modestly higher than the peer group median.
Advisory fees for this Fund are slightly higher than the peer group median.
Total expenses for this Fund are modestly higher than the peer group median.

The Board took into account management’s discussion of the Fund’s performance, including that the Fund’s performance was generally in-line or slightly lagged the benchmark over the period. The Board also took into account management’s discussion of the Fund’s peer group, noting that such peer group was relatively small and contained many domestic funds.
The Board also noted that the Fund had only recently commenced operations and took into account the relatively limited performance history of the Fund.
The Board took into account management’s discussion of the Fund’s expenses, including the advisory / subadvisory fee structure and the Fund’s peer group, which consists primarily of domestic funds.

High Income Fund (MFC Global Investment Management, U.S.)	The Fund underperformed the benchmark index over the one-year period. The Fund underperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are slightly lower than the peer group median.
Advisory fees for this Fund are slightly lower than the peer group median.
Total expenses for this Fund are slightly lower than the peer group median.

The Board took into account management’s discussion of the factors that contributed to the Fund’s performance, including the subadviser’s investment style and current market conditions as well as the favorable long term performance over the three- five- and ten- year periods of a mutual fund managed in a similar style by MFC Global Investment Management (U.S.).

John Hancock Funds II
Appendix A to Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

PORTFOLIO (SUBADVISER)	Performance of Fund as of March 31, 2008	Fees and Expenses	Other Comments
High Yield Fund (Western Asset Management Company)	The Fund underperformed the benchmark index over the one- year period. The Fund underperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are modestly lower than the peer group median.
Advisory fees for this Fund are slightly lower than the peer group median.
Total expenses for this Fund are slightly lower than the peer group median.

The Board took into account management’s discussion of the Fund’s performance, including the relatively small range in returns among the peer group.
The Board also noted that the Fund had only recently commenced operations and took into account the relatively limited performance history of the Fund.

International Equity Index Fund (SSgA Funds Management, Inc.)	The Fund underperformed the benchmark index over the one- year period. The Fund outperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are equal to the peer group median.
Advisory fees for this Fund are higher than the peer group median.
Total expenses for this Fund are modestly higher than the peer group median.
The Board took into account management’s discussion of the Fund’s expenses, including the advisory / subadvisory fee structure.
International Opportunities Fund (Marsico Capital Management, LLC)	The Fund outperformed the benchmark index over the one-year period. The Fund outperformed the Morningstar Category Average over the one-year period.	Subadvisory fees for this Fund are equal to the peer group median. Advisory fees for this Fund are equal to the peer group median. Total expenses for this Fund are equal to the peer group median.
International Small Cap Fund (Franklin Templeton Investment Corp.)
The Fund underperformed the benchmark index over the one-year period.
The Fund outperformed the Morningstar Category Average over the one-year period.The Fund underperformed the benchmark index over the one-, three-, five-, and ten-year periods.

Subadvisory fees for this Fund are equal to the peer group median.
Advisory fees for this Fund are equal to the peer group median.
Total expenses for this Fund are slightly lower than the peer group median.

The Board noted that a new lead portfolio manager assumed responsibility for the Fund in March 2008; therefore, the Fund’s long term performance reflects the performance of the previous portfolio manager.

International Small Company Fund (Dimensional Fund Advisors)	The Fund outperformed the benchmark index over the one-year period. The Fund outperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are slightly higher than the peer group median.
Advisory fees for this Fund are equal to the peer group median.
Total expenses for this Fund are equal to the peer group median.

The Fund recently commenced operations. In reviewing the Fund, the Board took into account the favorable long term performance over the three- and five- year periods of a mutual fund managed in a similar style by Dimensional Fund Advisors.
The Board noted the small number of funds in the peer group for this Fund.

John Hancock Funds II
Appendix A to Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

PORTFOLIO (SUBADVISER)	Performance of Fund as of March 31, 2008	Fees and Expenses	Other Comments
International Value Fund (Templeton Investment Counsel, Inc.)	The Fund underperformed the benchmark index over the one- year period. The Fund outperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are slightly lower than the peer group median.
Advisory fees for this Fund are slightly lower than the peer group median.
Total expenses for this Fund are equal to the peer group median.

The Board took into account management’s discussion of the factors that contributed to the Fund’s performance, including the portfolio manager’s contrarian investment style.
The Board noted that the Fund outperformed the peer group average over the one-year period.

Investment Quality Bond Fund (Wellington Management Company, LLP)	The Fund underperformed the benchmark index over the one-year period. The Fund outperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are lower than the peer group median.
Advisory fees for this Fund are equal to the peer group median.
Total expenses for this Fund are slightly higher than the peer group median.
The Board noted the Fund’s outperformance relative to the peer group average.
Large Cap Fund (UBS Global Asset Management)	The Fund underperformed the benchmark index over the one-year period. The Fund underperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are modestly lower than the peer group median.
Advisory fees for this Fund are equal to the peer group median.
Total expenses for this Fund are slightly lower than the peer group median.

The Board took into account the longer-term performance history of the comparable mutual fund after which the Fund is modeled, noting that it has outperformed its peer group average over the five- and ten-year periods.
The Board requested that this Fund be monitored closely due to recent underperformance.

Large Cap Value Fund (BlackRock Investment Management, LLC)	The Fund underperformed the benchmark index over the one- year period. The Fund underperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are slightly higher than the peer group median.
Advisory fees for this Fund are modestly higher than the peer group median.
Total expenses for this Fund are slightly higher than the peer group median.
The Board took into account management’s discussion of the Fund’s expenses, including the advisory / subadvisory fee structure.
Mid Cap Index Fund (MFC Global Investment Management (U.S.A.) Limited)	The Fund underperformed the benchmark index over the one- year period. The Fund outperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are lower than the peer group median.
Advisory fees for this Fund are higher than the peer group median.
Total expenses for this Fund are modestly higher than the peer group median.

The Board noted that performance of the Fund is within the expected tracking error guidelines gross of fees over all available time periods.
The Board took into account management’s discussion of the Fund’s expenses, including the advisory / subadvisory fee structure.

John Hancock Funds II
Appendix A to Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

PORTFOLIO (SUBADVISER)	Performance of Fund as of March 31, 2008	Fees and Expenses	Other Comments
Mid Cap Intersection Fund (Wellington Management Company, LLP)	See “Other Comments.”
Subadvisory fees for this Fund are slightly higher than the peer group median.
Advisory fees for this Fund are equal to the peer group median.
Total expenses for this Fund are slightly lower than the peer group median.

The Fund recently commenced operations. In reviewing the Fund, the Board took into account the Fund’s limited performance history.
The Board noted that the Fund outperformed the peer group average during the first five months of 2008.

Mid Cap Stock Fund (Wellington Management Company, LLP)	The Fund outperformed the benchmark index over the one-year period. The Fund outperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are equal to the peer group median.
Advisory fees for this Fund are slightly higher than the peer group median.
Total expenses for this Fund are equal to the peer group median.

The Board took into account management’s discussion of the Fund’s expenses, including the advisory / subadvisory fee structure. The Board also noted that while advisory fees are slightly higher than the peer group median, the Fund outperformed its peer group and index over the one-year period.

Mid Cap Value Fund (Lord, Abbett & Co.)	The Fund underperformed the benchmark index over the one-year period. The Fund underperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are slightly higher than the peer group median.
Advisory fees for this Fund are slightly higher than the peer group median.
Total expenses for this Fund are slightly higher than the peer group median.

The Board took into account management’s discussion of the Fund’s performance and the portfolio manager’s contrarian investment style, which at times will not track closely to its peer group or index. The Board requested that management closely monitor the Fund.
The Board also took into account management’s discussion of the Fund’s expenses, including the advisory / subadvisory fee structure.

John Hancock Funds II
Appendix A to Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

PORTFOLIO (SUBADVISER)	Performance of Fund as of March 31, 2008	Fees and Expenses	Other Comments
Mid Cap Value Equity Fund (RiverSource Investments LLC)	The Fund outperformed the benchmark index over the one-year period. The Fund outperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are equal to the peer group median.
Advisory fees for this Fund are slightly higher than the peer group median.
Total expenses for this Fund are slightly higher than the peer group median.

The Board noted that although the advisory fees and total expenses of the Fund are slightly higher than the peer group median, the overall performance of the Fund, including the long term performance over the three- and five- year periods of a mutual fund managed in a similar style by Riversource Investments LLC, has been favorable.
The Fund recently commenced operations on April 28, 2006 and has limited performance history. In reviewing the Fund, the Board took into account this limited performance record.
The Board also took into account management’s discussion of the Fund’s expenses, including the advisory / subadvisory fee structure.

Natural Resources Fund (Wellington Management Company, LLP)	The Fund outperformed the benchmark index over the one- year period. The Fund outperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are slightly higher than the peer group median.
Advisory fees for this Fund are slightly higher than the peer group median.
Total expenses for this Fund are slightly higher than the peer group median.

The Board took into account management’s discussion of the Fund’s expenses, including the advisory / subadvisory fee structure. The Board also noted that while advisory fees are slightly higher than the peer group median, the Fund outperformed its peer group and index over the one-year period.

Optimized All Cap Fund (MFC Global Investment Management (U.S.A.) Limited)	The Fund underperformed the benchmark index over the one- year period. The Fund underperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are lower than the peer group median.
Advisory fees for this Fund are slightly lower than the peer group median.
Total expenses for this Fund are slightly lower than the peer group median.

The Board took into account management’s discussion of the Fund’s performance. The Board noted that that the Fund had only recently commenced operations and took into account the relatively limited performance history of the Fund

John Hancock Funds II
Appendix A to Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

PORTFOLIO (SUBADVISER)	Performance of Fund as of March 31, 2008	Fees and Expenses	Other Comments
Real Estate Equity Fund (T. Rowe Price, Inc.)	The Fund’s performance equaled the benchmark index over the one-year period. The Fund underperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are slightly lower than the peer group median.
Advisory fees for this Fund are slightly lower than the peer group median.
Total expenses for this Fund are slightly lower than the peer group median.

The Fund recently commenced operations on April 28, 2006 and has limited performance history. In reviewing the Fund, the Board also took into account the favorable long term performance over the three- and five- year periods of a mutual fund managed in a similar style by T. Rowe Price, Inc.
The Board noted that the Fund is subject to a voluntary fee waiver which reduces certain expenses of the Fund.

Real Estate Securities Fund (Deutsche Asset Management, Inc.)	The Fund outperformed the benchmark index over the one-year period. The Fund outperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are lower than the peer group median.
Advisory fees for this Fund are modestly lower than the peer group median.
Total expenses for this Fund are modestly lower than the peer group median.

John Hancock Funds II
Appendix A to Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

PORTFOLIO (SUBADVISER)	Performance of Fund as of March 31, 2008	Fees and Expenses	Other Comments
Real Return Bond Fund (Pacific Investment Management Company)	The Fund outperformed the benchmark index over the one-year period. The Fund outperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are slightly lower than the peer group median.
Advisory fees for this Fund are modestly higher than the peer group median.
Total expenses for this Fund are slightly higher than the peer group median.

The Fund has limited performance history. In reviewing the Fund the Board took into account the favorable long term performance over the five- year period of a mutual fund managed in a similar style by Pacific Investment Management Company.
The Board noted a reduction in the subadvisory and advisory fee effective in 2007.
The Board noted that although the advisory fees for the Fund are modestly higher than the peer group median and the total expenses for the Fund are slightly higher than the peer group median, the performance of the Fund and a mutual fund managed in a style similar to the Fund as discussed in the paragraph above has been favorable.
In reviewing the Fund’s expenses and performance, the Board noted the relatively small size of the peer group.
The Board also took into account management’s discussion of the Fund’s expenses, including the advisory / subadvisory fee structure.

Small Cap Fund (Independence Investment LLC)	The Fund underperformed the benchmark index over the one-year period. The Fund underperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are modestly lower than the peer group median.
Advisory fees for this Fund are slightly lower than the peer group median.
Total expenses for this Fund are slightly lower than the peer group median.

The Board took into account management’s discussion of the factors that contributed to the Fund’s performance including the subadviser’s investment style. The Board requested that management closely monitor the performance of the Fund.
The Board requested management to provide a specific recommendation to address the Fund’s underperformance.

Small Cap Index Fund (MFC Global Investment Management (U.S.A.) Limited)	The Fund underperformed the benchmark index over the one- year period. The Fund outperformed the Morningstar Category Average over the one year period.
Subadvisory fees for this Fund are modestly lower than the peer group median.
Advisory fees for this Fund are higher than the peer group median.
Total expenses for this Fund are modestly higher than the peer group median.

The Board noted that performance is within the expected tracking error guidelines gross of fees over all available time periods.
The Board took into account management’s discussion of the Trust’s expenses, including the advisory / subadvisory fee structure.

John Hancock Funds II
Appendix A to Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

PORTFOLIO (SUBADVISER)	Performance of Fund as of March 31, 2008	Fees and Expenses	Other Comments
Small Cap Opportunities Fund (Munder Capital Management)	The Fund underperformed the benchmark index over the one- year period. The Fund underperformed the Morningstar Category Average over the one-year periods.
Subadvisory fees for this Fund are modestly higher than the peer group median.
Advisory fees for this Fund are modestly higher than the peer group median.
Total expenses for this Fund are slightly higher than the peer group median.

The Board took into account management’s discussion of the factors that contributed to the Fund’s performance, including the subadviser’s investment style and current market conditions, and the steps to be taken by management to address the Fund’s underperformance. The Board also noted the longer-term performance history of the subadviser’s comparable retail fund.
The Board took into account management’s discussion of the Fund’s expenses.

Small Company Fund (American Century Investment Management, Inc.)	The Fund underperformed the benchmark index over the one- year period. The Fund underperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are higher than the peer group median.
Advisory fees for this Fund are higher than the peer group median.
Total expenses for this Fund are higher than the peer group median.

The inception date of the Fund was October 14, 2005. The Board took into account management’s discussion of the factors that contributed to the Fund’s performance, including the subadviser’s quantitative investment style and the interaction of market conditions with the quantitative model. The Board further noted that performance of the comparable fund after which the Fund is modeled outperforms its benchmark index and peer group average since its inception in August 1998.
With respect to the Fund’s expenses, the Board noted the limited capacity of small cap funds generally and took into account management’s discussion of the advisory fee schedule, which was seen as competitive with current market rates.

Small Company Growth Fund (AIM Capital Management, Inc.)	The Fund outperformed the benchmark index over the one-year period. The Fund outperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are equal to the peer group median.
Advisory fees for this Fund are modestly higher than the peer group median.
Total expenses for this Fund are slightly higher than the peer group median.

The Board took into account management’s discussion of the Fund’s expenses, including the advisory / subadvisory fee structure. The Board also noted that while advisory fees are modestly higher than the peer group median, the Fund outperformed its peer group and index over the one-year period.

John Hancock Funds II
Appendix A to Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

PORTFOLIO (SUBADVISER)	Performance of Fund as of March 31, 2008	Fees and Expenses	Other Comments
Small Company Value Fund (T. Rowe Price Associates, Inc.)	The Fund outperformed the benchmark index over the one-year period. The Fund outperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are modestly higher than the peer group median.
Advisory fees for this Fund are slightly higher than the peer group median.
Total expenses for this Fund are slightly higher than the peer group median.

The Board noted that although the advisory fees and total expenses for the Fund are slightly higher than the peer group median, the performance of the Fund has been favorable.
The Board noted that the Fund is subject to a voluntary fee waiver which reduces certain expenses of the Fund.
The Board also took into account management’s discussion of the Fund’s expenses, including the advisory / subadvisory fee structure.

Spectrum Income Fund (T. Rowe Price Associates, Inc.)	The Fund underperformed the benchmark index over the one-year period. The Fund outperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are slightly higher than the peer group median.
Advisory fees for this Fund are higher than the peer group median.
Total expenses for this Fund are higher than the peer group median.

The Fund has limited performance history. In reviewing the Fund, the Board also took into account the favorable long term performance over the three- and five- year periods of a mutual fund managed in a similar style by T. Rowe Price Associates, Inc.
The Board noted that although the advisory fees and total expenses for the Fund are higher than the peer group median and the subadvisory fees for the Fund are slightly higher than the peer group median, the performance of the Fund and a mutual fund managed in a style similar to the Fund has been favorable.
The Board noted that the Fund is subject to a voluntary fee waiver which reduces certain expenses of the Fund.
The Board also took into account management’s discussion of the Fund’s expenses, including the advisory / subadvisory fee structure.

John Hancock Funds II
Appendix A to Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

PORTFOLIO (SUBADVISER)	Performance of Fund as of March 31, 2008	Fees and Expenses	Other Comments
Strategic Bond Fund (Western Asset Management Company)	The Fund underperformed the benchmark index over the one- period. The Fund underperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are slightly lower than the peer group median.
Advisory fees for this Fund are modestly higher than the peer group median.
Total expenses for this Fund are slightly higher than the peer group median.

The Board took into account management’s discussion of the factors that contributed to the Fund’s performance, including the effect of the subadviser’s investment style on its performance versus its peer group.
The Board noted that the Fund had only recently commenced operations and took into account the relatively limited performance history of the Fund.
The Board took into account management’s discussion of the Fund’s expenses.

Strategic Income Fund (MFC Global Investment Management (U.S.))	The Fund underperformed the benchmark index over the one- year period. The Fund outperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are equal to the peer group median.
Advisory fees for this Fund are modestly higher than the peer group median.
Total expenses for this Fund are modestly higher than the peer group median.

The Board noted that although the advisory fees and total expenses for the Fund are modestly higher than the peer group median, the Fund outperformed the Morningstar Category Average over the one- year period.
The Board also took into account management’s discussion of the Fund’s expenses, including the advisory / subadvisory fee structure.

Total Bond Market Fund (Declaration Management & Research LLC)	The Fund underperformed the benchmark index over the one-year period. The Fund outperformed the Morningstar Category Average over the one-year period.	Subadvisory fees for this Fund are lower than the peer group median. Advisory fees for this Fund are lower than the peer group median. Total expenses for this Fund are lower than the peer group median.	The Board noted that performance of the Fund is within the expected tracking error guidelines gross of fees over the one-year period.
Total Return Fund (Pacific Investment Management Company)	The Fund outperformed the benchmark index over the one-year period. The Fund outperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are equal to the peer group median.
Advisory fees for this Fund are modestly higher than the peer group median.
Total expenses for this Fund are slightly higher than the peer group median.

The Board noted that although the advisory fees for the Fund are modestly higher and the total expenses for the Fund are slightly higher than the peer group median, the performance of the Fund has been favorable.
The Board also took into account management’s discussion of the Trust’s expenses, including the advisory / subadvisory fee structure.

John Hancock Funds II
Appendix A to Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

PORTFOLIO (SUBADVISER)	Performance of Fund as of March 31, 2008	Fees and Expenses	Other Comments
U.S. Government Securities Fund (Western Asset Management Company)	The Fund underperformed the benchmark index over the one- year period. The Fund underperformed the Morningstar Category Average over the one-period.
Subadvisory fees for this Fund are equal to the peer group median.
Advisory fees for this Fund are equal to the peer group median.
Total expenses for this Fund are slightly higher than the peer group median.

The Board took into account management’s discussion of the factors that contributed to the Fund’s performance, including the effect of the subadviser’s investment style on its performance versus its peer group. The Board requested that management continue to closely monitor the Fund.
The Board noted that that the Fund had only recently commenced operations and took into account the relatively limited performance history of the Fund
The Board took into account management’s discussion of the Fund’s expenses.

U.S. High Yield Bond Fund (Wells Capital Management, Incorporated)	The Fund outperformed the benchmark index over the one-year period. The Fund outperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are slightly higher than the peer group median.
Advisory fees for this Fund are equal to the peer group median.
Total expenses for this Fund are slightly higher than the peer group median.
The Board took into account management’s discussion of the Fund’s expenses.
U.S. Multi Sector Fund (Grantham, Mayo, Van Otterloo & Co., LLC)	The Fund underperformed the benchmark index over the one-year period. The Fund underperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are slightly higher than the peer group median.
Advisory fees for this Fund are slightly higher than the peer group median.
Total expenses for this Fund are slightly higher than the peer group median.

The Board took into account management’s discussion of the factors that contributed to the Fund’s performance, including the subadviser’s investment style and current market conditions.
The Board requested that management continue to closely monitor performance.
The Board took into account management’s discussion of the Fund’s expenses.

Value Fund (Morgan Stanley Investment Management Inc. (Van Kampen))	The Fund outperformed the benchmark index over the one-year period. The Fund outperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are lower than the peer group median.
Advisory fees for this Fund are lower than the peer group median.
Total expenses for this Fund are slightly higher than the peer group median.
The Board took into account management’s discussion of the Fund’s expenses.

John Hancock Funds II
Appendix A to Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

PORTFOLIO (SUBADVISER)	Performance of Fund as of March 31, 2008	Fees and Expenses	Other Comments
Value & Restructuring Fund (Columbia Management Advisors, LLC)	The Fund outperformed the benchmark index over the one-year period. The Fund outperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are slightly higher than the peer group median.
Advisory fees for this Fund are modestly higher than the peer group median.
Total expenses for this Fund are slightly higher than the peer group median.
The Board took into account management’s discussion of the Fund’s expenses.
Vista Fund (American Century Investment Management, Inc.)	The Fund outperformed the benchmark index over the one-year period. The Fund outperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are slightly lower than the peer group median.
Advisory fees for this Fund are modestly higher than the peer group median.
Total expenses for this Fund are slightly higher than the peer group median.

The Board took into account management’s discussion of the Fund’s expenses, including the advisory / subadvisory fee structure. The Board also noted that while advisory fees are modestly higher than the peer group median, the Fund outperformed its peer group and index over the one-year period.

John Hancock Funds II
Approval of Advisory and Subadvisory Agreements to Add New Portfolios

At its meeting on June 26-27, 2008, the Board, including all of the Independent Trustees, approved the following new portfolios for the Trust: (i) American Diversified Growth & Income Portfolio, (ii) American Fundamental Holdings Portfolio, and (iii) American Global Diversification Portfolio (collectively, the American Diversified Growth & Income Portfolio, American Fundamental Holdings Portfolio and American Global Diversification Portfolio are referred to as the “New Portfolios”).

This section describes the evaluation by the Board of Trustees of:

(a)	an amendment (the “Advisory Agreement Amendment”) to the advisory agreement between the Trust and the Adviser to add the New Portfolios.

(b)	an amendment to the subadvisory agreement between the Adviser and MFC Global Investment Management (U.S.A.) Limited (the “Subadviser”) to add the New Portfolios (the “Subadvisory Agreement Amendment”).

The Board, including the Independent Trustees, is responsible for selecting the Trust’s Adviser, approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust (the “Funds”) and approving the Trust’s advisory and subadvisory agreements (and any sub-subadvisory agreements), their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1.	the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Funds;

2.	the investment performance of the Funds and their subadvisers;

3.	the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders;

4.	the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5.	comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with entities that are not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arm’s-length.

In evaluating subadvisory arrangements, the Board also considers any other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

Approval of Advisory Agreement

At its meeting on June 26-27, 2008, the Board, including all the Independent Trustees, approved the Advisory Agreement Amendment. In approving the Advisory Agreement Amendment, and with reference to the factors that it regularly considers, the Board:

(1)–(a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’s oversight and monitoring of the subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’ personnel,

(b) considered JHIMS’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments, and

(c) considered JHIMS’s administrative capabilities, including its ability to supervise the other service providers for the Funds and concluded that JHIMS may reasonably be expected to perform its services under the Advisory Agreement with respect to the New Portfolios;

(2) reviewed the advisory fee structure for the New Portfolios and the incorporation of the subadvisory fee breakpoints (as described below under “Approval of Subadvisory Agreements” below) and concluded that, although economies of scale cannot be measured with precision, for New Portfolios with subadvisory fee breakpoints these arrangements permit shareholders of the New Portfolios to benefit from economies of scale if the assets of such funds grow;

(3)–(a) reviewed the anticipated profitability of the JHIMS’s and its affiliates’ relationship with the New Portfolios in terms of the total amount of annual advisory fees it then would receive with respect to the New Portfolios and whether JHIMS has the financial ability to provide a high level of services to the New Portfolios,

(b) considered that JHIMS derives reputational and other indirect benefits from providing advisory services to the New Portfolios, and

(c) noted that JHIMS will pay the subadvisory fee out of the advisory fees JHIMS will receive from the New Portfolios and concluded that the advisory fees to be paid by the Trust with respect to these funds are not unreasonable in light of such information; and

(4)–(a) reviewed comparative information with respect to the advisory fee rates and concluded that the anticipated advisory fees for the New Portfolios are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory fee structure. The Board also noted that the Adviser pays the subadvisory fees of New Portfolios. The Board also took into account the level and quality of services expected to be provided by JHIMS with respect to the New Portfolios, as well as the other factors considered.

In addition, the Trustees reviewed the advisory fee to be paid to the Adviser for the New Portfolios and concluded that the advisory fee to be paid to the Adviser with respect to the New Portfolios is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios of the New Portfolios and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the New Portfolios and those of its underlying portfolios.

Additional information that the Board considered in approving the Advisory Agreement Amendment is set forth in Appendix A.

John Hancock Funds II
Approval of Advisory and Subadvisory Agreements to Add New Portfolios

Approval of Subadvisory Agreements

At its meeting on June 26-27, 2008, the Board, including all the Independent Trustees, approved the Subadvisory Agreement Amendment. In making its determination with respect to the Subadvisory Agreement Amendment and with reference to the factors that it considers, the Board reviewed or considered:

(1)	information relating to each Subadviser’s business, including with respect to current subadvisory services to the Trust;

(2)	that the Subadviser currently provides subadvisory services to the Trust or John Hancock Trust;

(3)	that the Subadviser has extensive experience and demonstrated skills as a manager;

(3)	the investment performance of any other Trust or John Hancock Trust funds managed by each Subadviser; and

(4)	the proposed subadvisory fee for each New Portfolio and comparative fee information.

The Board’s decision to approve the Subadvisory Agreement Amendment was based on a number of determinations, including the following:

(1)	The Subadviser currently manages other funds of the Trust and John Hancock Trust and the Board is generally satisfied with the Subadviser’s management of these funds;

(2)	The subadvisory fees under the new subadvisory agreements are: (i) within industry norms and (ii) paid by the Adviser and not by the Portfolio;

(3)	In the case of each New Portfolio, subadvisory breakpoints are reflected as breakpoints in the advisory fees for the Portfolios; and

(4)	the performance of the comparably managed portfolios of the Subadviser as set forth in Appendix A.

In addition, the Trustees reviewed the subadvisory fee to be paid to the Subadviser for the New Portfolios and concluded that the subadvisory fees to be paid to the Subadviser with respect to the Portfolios are based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios of the New Portfolios and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the New Portfolios and those of its underlying portfolios.

John Hancock Funds II
Appendix A to Approval of Advisory and Subadvisory Agreements to Add New Portfolios

FUND (Subadviser)	Comparable Fund Performance as of March 31, 2008	Estimated Fees and Expenses as of March 31, 2008	Other Comments
American Diversified Growth & Income Portfolio (MFC Global Investment Management (U.S.A.) Limited)	Not Applicable	Subadvisory fees for this Fund were lower than its peer group median. Advisory fees for this Fund were lower than its peer group median.
The Board noted that the Fund has not yet commenced operations.
The Board further noted that the subadviser manages several other JHT and JHF II funds and that it is generally satisfied with the performance of these funds.

American Fundamental Holdings Portfolio (MFC Global Investment Management (U.S.A.) Limited)
The JHT American Fundamental Holdings Portfolio, a fund managed by the subadviser in a style similar to the American Fundamental Holdings Portfolio, commenced operations on October 30, 2007 and has underperformed its peer group and benchmark since October 30, 2007.
Subadvisory fees for this Fund were lower than its peer group median. Advisory fees for this Fund were lower than its peer group median.
The Board noted that the Fund has not yet commenced operations.
The Board further noted that the subadviser manages several other JHT and JHF II funds and that it is generally satisfied with the performance of these funds.

American Global Diversification Portfolio (MFC Global Investment Management (U.S.A.) Limited)
The JHT American Global Diversification Portfolio, a fund managed by the subadviser in a style similar to the American Global Diversification Portfolio, commenced operations on October 30, 2007 and has underperformed its peer group and benchmark since October 30, 2007.
Subadvisory fees for this Fund were lower than its peer group median. Advisory fees for this Fund were lower than its peer group median.
The Board noted that the Fund has not yet commenced operations.
The Board further noted that the subadviser manages several other JHT and JHF II funds and that it is generally satisfied with the performance of these funds.

John Hancock Funds II

Approval of Invesco AIM Capital Management Inc. as an Additional Subadviser to the Small Cap Opportunities Fund

At its meeting on June 26-27, 2008, the Board, including all of the Independent Trustees, approved the addition of Invesco AIM Capital Management Inc. (“AIM” or “Subadviser”) as an additional subadviser to the Small Cap Opportunities Fund (the “Fund”), a series of the Trust.

The Board, including the Independent Trustees, is responsible for selecting the Trust’s investment adviser, approving the Adviser’s selection of Trust subadvisers and approving the Trust’s advisory and subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1.	the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadviser to the Fund;

2.	the investment performance of the Fund and its subadviser;

3.	the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund;

4.	the costs of the services to be provided and the profits to be realized by the Adviser (including any subadvisers affiliated with the Adviser) and its affiliates from the Adviser’s relationship with the Trust; and

5.	comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all these factors is relevant to its evaluation of the Trust’s advisory agreements. With respect to its evaluation of subadvisory agreements with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust, generally, are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid to subadvisers by the Adviser and not by the Funds and because the Board relies on the ability of the Adviser to negotiate such subadvisory fees at arm’s-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

In making its determination with respect to the factors that it considers, the Board reviewed:

1.	information relating to the Subadviser’s current subadvisory services to the Trust;

2.	the performance of the Fund and the performance of other funds managed by AIM with investment policies similar to those of the Fund;

3.	the subadvisory fee to be paid to AIM for management of its portion of the Fund, including any breakpoints; and

4.	information relating to the nature and scope of Material Relationships and their significance to the Adviser and the Subadviser.

Particular considerations of the Board in approving the new subadvisory agreement with AIM for the Fund at the June 26-27, 2008 Board meeting included the following:

1.	AIM has demonstrated skills as a manager, is currently the subadviser to two funds of John Hancock Trust and two funds of the Trust and may be expected to provide a high quality of investment management services and personnel to the Fund;

2.	The Small Company Growth Fund, a series of the Trust, a fund managed by AIM with a broadly similar investment approach to the portion of the Fund to be subadvised by AIM, has outperformed its peer group and index since its inception on October 14, 2005 through March 31, 2008; and

3.	The subadvisory fee with respect to the portion of the assets of the Fund to be managed by AIM under the new subadvisory agreement (i) is the product of arm’s-length negotiation between the Adviser and AIM, (ii) is within industry norms; and (iii) is paid by the Adviser and not by the Fund, and in connection with the appointment of AIM, the subadvisory fee breakpoint with respect to the portion of the assets of the Fund to be managed by Munder would be reduced.

Approval of Franklin Templeton Investment Corp. as Subadviser to International Small Cap Fund

At its meeting on March 26, 2008, the Board, including all of the Independent Trustees, approved a change in the subadviser for the International Small Cap Fund (the “Fund”), a series of the Trust, from Templeton Investment Counsel, LLC (the “Old Subadviser”) to Franklin Templeton Investment Corp. (the “New Subadviser”) and in connection therewith approved the subadvisory agreement (the “New Subadvisory Agreement”) between the New Subadviser and the Adviser relating to the Fund. Both the Old Subadviser and the New Subadviser are controlled by Franklin Resources, Inc.

The Board, including the Independent Trustees, is responsible for selecting the Trust’s Adviser, approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust (the “Funds”) and approving the Trust’s advisory and subadvisory agreements (and any sub-subadvisory agreements), their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are separately assisted by independent legal counsel. The factors considered by the Board are:

1.	the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Funds;

2.	the investment performance of the Funds and their subadvisers;

3.	the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

4.	the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5.	comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with entities that are not affiliated with the Adviser, the Board believes that, in view

John Hancock Funds II

of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds. Furthermore, the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arm’s-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

At its meeting on March 26, 2008, the Board, including all the Independent Trustees, approved the New Subadvisory Agreement.

In making its determination with respect to the subadvisory agreement, and with reference to the factors that it considers, the Board reviewed or considered:

(1)	that the New Subadviser and portfolio manager have extensive experience and demonstrated skills as a manager;

(2)	that the New Subadviser is an affiliate of the Old Subadviser to the Fund and both are controlled by Franklin Resources, Inc.;

(3)	that the New Subadvisory Agreement is being entered into order to effect a portfolio manager change;

(4)	the investment performance of the Fund and other funds of the Trust or John Hancock Trust funds managed by the Subadviser and its affiliates;

(5)	the proposed subadvisory fee for the Fund; and

(6)	information relating to the nature and scope of Material Relationships, if any, and their significance to the Trust’s adviser and unaffiliated subadvisers.

The Board’s decision to approve the New Subadvisory Agreement was based on a number of determinations, including the following:

(1)	Affiliates of the New Subadviser currently manage other funds of the Trust and John Hancock Trust and the Board is generally satisfied with its management of these funds.

(2)	The change in subadviser for the Fund is being effected in order to accommodate a portfolio manager change.

(3)	The New Subadviser is expected to manage the Fund with the same investment objective and policies under the New Subadvisory Agreement as the Old Subadviser did under its subadvisory agreement with the Adviser relating to the Fund (the “Old Subadvisory Agreement”), and the New Subadviser may generally be expected to provide at least the same level and quality of management services under the New Subadvisory Agreement as the Old Subadviser did under the Old Subadvisory Agreement.

(4)	The subadvisory fee under the New Subadvisory Agreement: (i) is the product of arm’s-length negotiations between the Adviser and the New Subadviser; (ii) is within industry norms; (iii) is the same as the fee under the Old Subadvisory Agreement; (iv) is paid by the Adviser and not by the Fund; (v) will not result in any advisory fee increase with respect to the Fund; and (vi) contains breakpoints which are reflected in the advisory fee for the Fund, thus permitting shareholders to benefit from economies of scale.

Approval of Columbia Management Advisors, LLC as Subadviser to Value & Restructuring Fund

At its meeting on March 26, 2008, the Board, including all of the Independent Trustees, approved the subadvisory agreement (the “Subadvisory Agreement”) between Columbia Management Advisors, LLC (the “Subadviser”) and the Adviser relating to the Value & Restructuring Fund (the “Fund”), a series of the Trust, in connection with the merger of the current subadviser to the Fund, UST Advisers, Inc. (“USTA”) into the Subadviser (the “Transaction”).

The Board, including the Independent Trustees, is responsible for selecting the Trust’s Adviser, approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust (the “Funds”) and approving the Trust’s advisory and subadvisory agreements (and any sub-subadvisory agreements), their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1.	the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Funds;

2.	the investment performance of the Funds and their subadvisers;

3.	the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

4.	the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5.	comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. With respect to its evaluation of subadvisory agreements (including any subadvisory agreements) with entities that are not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arms-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

At its meeting on March 26, 2008, the Board, including all the Independent Trustees, approved the Subadvisory Agreement.

In making its determination with respect to the factors that it considers, the Board reviewed or considered:

(1)	that the Subadviser has extensive experience and demonstrated skills as a manager;

(2)	that the Subadviser is an affiliate of the prior subadviser to the Fund, USTA;

(3)	that the subadvisory agreement between the Subadviser and the Adviser is being effected due to a corporate restructuring of the parent company of the Subadviser and USTA;

(4)	the investment performance of the Fund and other Trust or John Hancock Trust funds managed by USTA;

(5)	the proposed subadvisory fee for the Fund; and

John Hancock Funds II

(6)	information relating to the nature and scope of Material Relationships and their significance to the Trust’s adviser and the Subadviser.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	The Subadviser is expected to manage the Fund with the same investment objective, policies and portfolio managers under the Subadvisory Agreement as USTA did under its subadvisory agreement with the Adviser relating to the Fund (the “Old Subadvisory Agreement”), and the Subadviser may generally be expected to provide at least the same level and quality of management services under the Subadvisory Agreement as USTA did under the Old Subadvisory Agreement.

(2)	The Fund outperformed its index and peer group for the one year period ended December 31, 2007.

(3)	The subadvisory fee under the Subadvisory Agreement : (i) is the product of arm’s-length negotiations between the Adviser and the Subadviser; (ii) is within industry norms; (iii) is the same as the fee under the Old Subadvisory Agreement; (iv) is paid by the Adviser and not by the Fund; (v) will not result in any advisory fee increase with respect to the Fund; and (vi) contains breakpoints which are reflected in the advisory fee for the Fund thus permitting shareholders to benefit from economies of scale.

John Hancock Funds II
Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, age Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of Fund since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman[8], Born: 1947	2008	212
Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief Executive Officer, T. Hoffman Associates, LLC (2003 – Present); Director, The Todd Organization (2003 – Present); President, Westport Resources Management (2006 – 2008); Partner / Operating Head & Senior Managing Director, Putnam Investments (2000 – 2003).

Steven M. Roberts[8], Born: 1944	2008	212
Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Board of Governors Deputy Director, Federal Reserve System (2005 – 2008); Partner, KPMG (1987 – 2004).

Charles L. Bardelis[6], Born: 1941	2005	212
Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Trust (since 1988) and former Trustee of John Hancock Funds III (2005 – 2006).

Peter S. Burgess[6], Born: 1942	2005	212
Consultant (financial, accounting and auditing matters (since 1999); Certified Public Accountant. Director of the following publicly traded companies: PMA Capital Corporation (since 2004) and Lincoln Educational Services Corporation (since 2004). Trustee of John Hancock Trust (since 2005), and former Trustee of John Hancock Funds III (2005 – 2006).

Elizabeth G. Cook[7], Born: 1937	2005	212
Expressive Arts Therapist, Massachusetts General Hospital (September 2001 to June 2007); Expressive Arts Therapist, Dana Farber Cancer Institute (September 2000 to January 2004); Trustee of John Hancock Trust (since 2005) and former Trustee of John Hancock Funds III (2005 – 2006).

Hassell H. McClellan[7], Born: 1945	2005	212
Associate Professor, The Wallace E. Carroll School of Management, Boston College. Trustee of John Hancock Trust (since 2005), former Trustee of John Hancock Funds III (2005 – 2006) and Trustee of Phoenix Edge Series Fund (since 2008).

James M. Oates[6], Born: 1946	2005	212
Managing Director, Wydown Group (financial consulting firm); Chairman, Emerson Investment Management, Inc.; Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997 – 2006). Director of the following publicly traded companies: Stifel Financial; and Connecticut River Bancorp. Director, Phoenix Mutual Funds (overseeing 20 portfolios). Trustee of John Hancock Trust (since 2004) and former Trustee of John Hancock Funds III (2005 – 2006).

John Hancock Funds II
Trustees and Officers — continued

Non-Independent Trustees2

Name, age Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of Fund since[1]	Number of John Hancock funds overseen by Trustee

Grace K. Fey[9,10],Born: 1946	2008	212
Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief Executive Officer, Grace Fey Advisors (2007 – Present); Director & Executive Vice President, Frontier Capital Management Company (1988 – 2007).

James R. Boyle[3], Born: 1959	2005	267
President, John Hancock Annuities; Executive Vice President, John Hancock Life Insurance Company
(since June, 2004); President U.S. Annuities; Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.) (prior to 2004).

Trustee Emeritus

Name, age Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of Fund since[1]	Number of John Hancock funds overseen by Trustee

John D. Richardson[4,5], Born: 1938	2006	212
Former Trustee of JHT (Retired, December 14, 2006). Former Senior Executive Vice President, Office of the President, MFC, February 2000 to March 2002 (Retired, March, 2002); Executive Vice President and General Manager, U.S. Operations, Manulife Financial, January 1995 to January 2000.

[1]	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

[2]	Non-Independent Trustee: holds positions with affiliates of the Fund’s investment adviser.

[3]	Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his prior position with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the Adviser.

[4]	Prior to 1997, Mr. Richardson was a Trustee of Manulife Series Fund, Inc., which merged into JHT on December 31, 1996.

[5]	Mr. Richardson retired as Trustee of John Hancock Trust effective December 14, 2006. On such date, Mr. Richardson became a non-voting Trustee Emeritus.

[6]	Member of Audit Committee.

[7]	Member of Compliance Committee.

[8]	Mr. Hoffman and Mr. Roberts were appointed by the Board of Trustees on September 26, 2008.

[9]	Ms. Fey was appointed by the Board as Trustee on September 26, 2008.

[10]	Ms. Fey is an “interested person” (as defined by the 1940 Act) due to a deferred compensation arrangement with her former employer, Frontier Capital Management Company, which is a subadviser of certain funds of John Hancock Funds II and John Hancock Trust.

John Hancock Funds II
Trustees and Officers — continued

Principal officers who are not Trustees

Name, age Position(s) held with Trust Principal occupation(s) and directorships during past 5 years	Officer of Fund since

Keith F. Hartstein[1], Born: 1956	2005
President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief Executive Officer, the Adviser, The Berkeley Group, John Hancock Funds, LLC (since 2005); Director, MFC Global Investment Management (U.S.), LLC (”MFC Global (U.S.)“) (since 2005); Director, John Hancock Signature Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III, John Hancock Trust; Director, Chairman and President, NM Capital Management, Inc. (since 2005); Chairman, Investment Company Institute Sales Force Marketing Committee; Director, President and Chief Executive Officer, MFC Global (U.S.) (2005 – 2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

John G. Vrysen[1], Born: 1955	2007
Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since June 2007); Chief Operating Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III, John Hancock Trust (since June 2007); Director, Executive Vice President, and Chief Financial Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (until June 2007); Executive Vice President and Chief Financial Officer, John Hancock Investment Management Services, LLC (since 2005), Vice President and Chief Financial Officer, MFC Global (U.S.) (since 2005); Director, John Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III, John Hancock Trust (2005 – June 2007); Vice President and General Manager, Fixed Annuities, U.S. Wealth Management (until 2005); Vice President, Operations Manulife Wood Logan (2000–2004).

Charles A. Rizzo[1], Born: 1957	2007
Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (June 2007 – Present); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005 – June 2007); Vice President, Goldman Sachs (2005 – June 2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003 – 2005); Director, Tax and Financial Reporting, Deutsche Asset Management (2002 – 2003).

Francis V. Knox, Jr.[1], Born: 1947	2005
Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004).

Gordon M. Shone[1], Born: 1956	2005
Treasurer
Treasurer, John Hancock Funds (since 2006); John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003 – 2005); Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President, John Hancock Investment Management Services, Inc. and John Hancock Advisers, LLC (since 2006).

Thomas M. Kinzler[1], Born: 1955	2006
Secretary and Chief Legal Officer
Vice President and Counsel for John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2006); Vice President and Associate General Counsel for Massachusetts Mutual Life Insurance Company (1999 – 2006); Secretary and Chief Legal Counsel for MML Series Investment Fund (2000 – 2006); Secretary and Chief Legal Counsel for MassMutual Institutional Funds (2000 – 2004); Secretary and Chief Legal Counsel for MassMutual Select Funds and MassMutual Premier Funds (2004 – 2006).

[1]	Affiliated with the investment adviser.

John Hancock Funds II
For More Information

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.

PROXY VOTING POLICY A description of the Trust’s proxy voting policies and procedures and information regarding how the Trust voted proxies relating to fund securities during the most recent twelve-month period ended August 31 is available without charge, upon request, by calling 1-800-344-1029 or on the Trust’s Web site at www.jhfunds.com or on the SEC Web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Management of the Trust

Trustees
James M. Oates, Chairman of the Board
Charles L. Bardelis
Peter S. Burgess
Elizabeth G. Cook
Hassell H. McLellan
Theron S. Hoffman
Steven M. Roberts
John D. Richardson
Grace K. Fey
James R. Boyle

Officers
Keith F. Hartstein, President and Chief Executive Officer
John G. Vrysen, Chief Operating Officer
Charles A Rizzo, Chief Financial Officer
Francis V. Knox, Vice President and Chief Compliance Officer
Gordon M. Shone, Treasurer
Thomas M. Kinzler, Secretary and Chief Legal Officer

Investment Adviser

John Hancock Investment Management Services, LLC
Boston, Massachusetts

John Hancock
the future is yours

601 Congress Street
Boston MA 02210-2805

JHF20A 8/08

ITEM 2. CODE OF ETHICS.

(a) As of the end of the fiscal year August 31, 2008 the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer and Chief Financial Officer (respectively, the principal executive officer, the principal financial officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b)Not applicable

(c)Not applicable

(d)Not applicable

(e)Not applicable

(f)(1) A copy of the Code of Ethics is attached hereto.

JOHN HANCOCK TRUST

JOHN HANCOCK FUNDS

JOHN HANCOCK FUNDS II

JOHN HANCOCK FUNDS III

SARBANES-OXLEY CODE OF ETHICS

FOR

PRINCIPAL EXECUTIVE & PRINCIPAL FINANCIAL OFFICERS

I.

Covered Officers/Purpose of the Code

This code of ethics (this “Code”) for John Hancock Trust, John Hancock Funds1, John Hancock Funds II and John Hancock Funds III, each a registered management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), which may issue shares in separate and distinct series (each investment company and series thereunder to be hereinafter referred to as a “Fund”), applies to each Fund’s Principal Executive Officer (“President”) and Principal Financial Officer (“Chief Financial Officer”) (the “Registrant’s Executive Officers” or “Executive Officers” as set forth in Exhibit A) for the purpose of promoting:

➢

honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

➢

full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by the Fund;

➢

compliance with applicable laws and governmental rules and regulations;

➢

the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

➢

accountability for adherence to the Code.

1 John Hancock Funds includes the following trusts: John Hancock Bank and Thrift Opportunity Fund; John Hancock Bond Trust; John Hancock California Tax-Free Income Fund; John Hancock Capital Series; John Hancock Current Interest; John Hancock Equity Trust; John Hancock Income Securities Trust; John Hancock Investment Trust; John Hancock Investment Trust II; John Hancock Investment Trust III; John Hancock Investors Trust; John Hancock Municipal Securities Trust; John Hancock Patriot Premium Dividend Fund II; Trust; John Hancock Preferred Income Fund; John Hancock Preferred Income Fund II; John Hancock Preferred Income Fund III; John Hancock Series Trust; John Hancock Sovereign Bond Fund; John Hancock Strategic Series; John Hancock Tax-Exempt Series Fund; John Hancock World Fund; John Hancock Tax-Advantaged Dividend Income Fund and John Hancock Tax-Advantaged Global Shareholder Yield Fund.

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Each of the Registrant’s Executive Officers should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II.

Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

Overview

A “conflict of interest” occurs when an Executive Officer’s private interest interferes with the interests of, or his service to, the Fund.  For example, a conflict of interest would arise if a Registrant’s Executive Officers, or a member of his family, receives improper personal benefits as a result of his position with the Fund. Certain conflicts of interest arise out of the relationships between the Executive Officers and the Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”). For example, Executive Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Fund because of their status as “affiliated persons” of the Fund. Each of the Registrant’s Executive Officers is an officer or employee of the investment adviser or a service provider (“Service Provider”) to the Fund. The Fund’s, the investment adviser’s and the Service Provider’s compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Fund and the investment adviser and the Service Provider of which the Executive Officers are also officers or employees. As a result, this Code recognizes that the Registrant’s Executive Officers will, in the normal course of their duties (whether formally for the Fund, for the investment adviser or for the Service Provider), be involved in establishing policies and implementing decisions which will have different effects on the investment adviser, the Service Provider and the Fund. The participation of the Executive Officers in such activities is inherent in the contractual relationship between the Fund and the investment adviser and the Service Provider and is consistent with the performance by the Executive Officers of their duties as officers of the Fund. Thus, if such participation is performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, it will be deemed to have been handled ethically. In addition, it is recognized by the Fund’s Board of Trustees/Directors (the “Board”) that the Executive Officers may also be officers or employees of one or more other investment companies covered by other Codes.

Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but the Registrant’s Executive Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of an Executive Officer should not be placed improperly before the interest of the Fund.

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*                    *                    *

Each Covered Officer must:

➢

not use his/her personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Fund whereby the Executive Officer would benefit personally to the detriment of the Fund;

➢

not cause the Fund to take action, or fail to take action, for the individual personal benefit of the Executive Officer rather than for the benefit of the Fund; and

➢

not use material non-public knowledge of portfolio transactions made or contemplated for the Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions.

Additionally, conflicts of interest may arise in other situations, the propriety of which may be discussed, if material, with the Fund’s Chief Compliance Officer (“CCO”).  Examples of these include:

➢

service as a director/trustee on the board of any public or private company;

➢

the receipt of any non-nominal gifts;

➢

the receipt of any entertainment from any company with which the Fund has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety (or other formulation as the Fund already uses in another code of conduct);

➢

any ownership interest in, or any consulting or employment relationship with, any of the Fund’s service providers, other than its investment adviser, any sub-adviser, principal underwriter, administrator or any affiliated person thereof; and

➢

a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Executive Officer’s employment, such as compensation or equity ownership.

III.

Disclosure & Compliance

➢

Each Executive Officer should familiarize himself or herself with the disclosure requirements generally applicable to the Fund;

➢

Each Executive Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Fund to others, whether within or outside the Fund,

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including to the Fund’s directors and auditors, and to governmental regulators and self-regulatory organizations;

➢

Each Executive Officer should, to the extent appropriate within his/her area of responsibility, consult with other officers and employees of the Fund and the Fund’s adviser or any sub-adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Fund files with, or submits to, the SEC and in other public communications made by the Fund; and

➢

It is the responsibility of each Executive Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV.

Reporting & Accountability

Each Executive Officer must:

➢

upon adoption of the Code (or thereafter as applicable, upon becoming an Executive Officer), affirm in writing to the Fund’s CCO that he/she has received, read, and understands the Code;

➢

annually thereafter affirm to the Fund’s CCO that he/she has complied with the requirements of the Code;

➢

not retaliate against any employee or Executive Officer or their affiliated persons for reports of potential violations that are made in good faith;

➢

notify the Fund’s CCO promptly if he/she knows of any violation of this Code (Note: failure to do so is itself a violation of this Code); and

➢

report at least annually any change in his/her affiliations from the prior year.

The Fund’s CCO is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation.  However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Fund’s Board or the Compliance Committee thereof (the “Committee”).

The Fund will follow these procedures in investigating and enforcing this Code:

➢

the Fund’s CCO will take all appropriate action to investigate any potential violations reported to him/her;

➢

if, after such investigation, the CCO believes that no violation has occurred, the CCO is not required to take any further action;

➢

any matter that the CCO believes is a violation will be reported to the Board or, if applicable, Compliance Committee;

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➢

if the Board or, if applicable, Compliance Committee concurs that a violation has occurred, the Board, either upon its determination of a violation or upon recommendation of the Compliance Committee, if applicable, will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Service Provider or the investment adviser or its board; or a recommendation to dismiss the Registrant’s Executive Officer;

➢

the Board, or if applicable the Compliance Committee, will be responsible for granting waivers, as appropriate; and

➢

any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V.

Other Policies & Procedures

This Code shall be the sole code of ethics adopted by the Fund for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Fund, the Fund’s adviser, any sub-adviser, principal underwriter or other service providers govern or purport to govern the behavior or activities of the Registrant’s Executive Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Fund’s and its investment adviser’s codes of ethics under Rule 204A-1 under the Investment Advisers Act and Rule 17j-1 under the Investment Company Act, respectively, are separate requirements applying to the Registrant’s Executive Officers and others, and are not part of this Code.

VI.

Amendments

Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Fund’s Board, including a majority of independent directors.

VII.

Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Fund’s Board and its counsel, the investment adviser and the relevant Service Providers.

VIII.

Internal Use

The Code is intended solely for the internal use by the Fund and does not constitute an admission, by or on behalf of the Fund, as to any fact, circumstance, or legal conclusion.

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Exhibit A

Persons Covered by this Code of Ethics

(As of June 2007)

John Hancock Trust

➢

Principal Executive Officer and President – Keith Hartstein

➢

Principal Financial Officer and Chief Financial Officer – Charles Rizzo

John Hancock Funds

➢

Principal Executive Officer and President – Keith Hartstein

➢

Principal Financial Officer and Chief Financial Officer – Charles Rizzo

John Hancock Funds II

➢

Principal Executive Officer and President – Keith Hartstein

➢

Principal Financial Officer and Chief Financial Officer – Charles Rizzo

John Hancock Funds III

➢

Principal Executive Officer and President – Keith Hartstein

➢

Principal Financial Officer and Chief Financial Officer – Charles Rizzo

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(f)(2) Not applicable.

(f)(3)  The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that it has one “audit committee financial expert” as that term is defined in Item 3(b) of Form N-CSR: Peter S. Burgess, who is “independent” as that term is defined in Item 3(a) (2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

AUDIT FEES:

2008:

$2,025,196

2007

$1,594,000

These fees represent aggregate fees billed for the last two fiscal years (the “Reporting Periods”) for professional services rendered by the principal accountant for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such Reporting Periods.

(b)

AUDIT RELATED FEES:

2008:

$91,561

2007

$50,000

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably relate to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by PwC for separate audit reports in connection with security counts pursuant to Rule 17f-2 under the Investment Company Act of 1940 and fund merger audit services.

(c)

TAX FEES:

2008:

$555,773

2007

$428,000

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.  The tax services provided by the principal accountant relate to the review of the Registrant’s federal and state income tax returns, excise tax calculations and returns and a review of the Registrant’s calculations of capital gain and income distributions.

(d)

ALL OTHER FEES: None.

(e)

(1) Audit Committee Pre-Approval Policies and Procedures:

The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee.  At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2) Amount approved by the Audit Committee pursuant paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X: None.

(f)

Not applicable.

(g)

The aggregate non-audit fees billed by PwC for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $XXXX for the fiscal year ended August 31, 2008, and $2,107,235 for the fiscal year ended August 31, 2007.

(h)

The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the reports to shareholders under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

 Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures relating to information required to be disclosed on Form N-CSR.  Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and

(ii) information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not applicable.

ITEM 12. EXHIBITS.

(a)(1)  Included under Item 2.

(a)(2)(i) CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER.

(a)(2)(ii) CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER.

(b) CERTIFICATION PURSUANT TO Rule 30a-2(b) OF THE INVESTMENT COMPANY ACT OF 1940

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/S/ Keith F. Hartstein

Keith F. Hartstein

President and

Chief Executive Officer

Date: October 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/S/ Keith F. Hartstein

Keith F. Hartstein

President and

Chief Executive Officer

Date: October 30, 2008

/S/ Charles A. Rizzo

Charles A. Rizzo

Chief Financial Officer

Date: October 30, 2008